UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

NEWHOLD INVESTMENT CORP III
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PROXY STATEMENT/PROSPECTUS – DATED AUGUST 10, 2026.
PROXY STATEMENT FOR EXTRAORDINARY GENERAL MEETING
OF SHAREHOLDERS OF NEWHOLD INVESTMENT CORP III

AND

PROSPECTUS FOR UP TO 20,217,378 ORDINARY SHARES, 10,062,500 WARRANTS TO PURCHASE ORDINARY SHARES, AND 10,062,500 ORDINARY SHARES UNDERLYING WARRANTS OF NEWCLEO PLC
On May 26, 2026, NewHold Investment Corp III, a Cayman Islands exempted company with limited liability (“NewHold” or “SPAC”), entered into a Business Combination Agreement (the “Business Combination Agreement”) with NewCleo Ltd., a private limited company incorporated under the laws of England and Wales (and, following the re-registration to a public limited company under the laws of England and Wales, the “Company”), newcleo1 Ltd., a Cayman Islands exempted company with limited liability and a direct wholly owned subsidiary of the Company (“Merger Sub 1”), and newcleo2 Ltd., a Cayman Islands exempted company with limited liability and a direct wholly owned subsidiary of the Company (“Merger Sub 2” ), pursuant to which, among other transactions, on the terms and subject to the conditions set forth therein, Merger Sub 1 shall be merged with and into NewHold with NewHold being the surviving company (the “First Merger” and the post-First Merger NewHold, the “First Merger Surviving Company”), and First Merger Surviving Company shall be merged with and into Merger Sub 2 with Merger Sub 2 being the surviving company and a direct, wholly owned subsidiary of the Company (the “Second Merger” and, together with the First Merger, the “Mergers” or “Business Combination”). The time of the closing of the Business Combination is referred to herein as the “Closing.” The date of the Closing of the Business Combination is referred to herein as the “Closing Date.”
Company Capital Restructuring
Pursuant to the Business Combination Agreement, prior to the First Merger Effective Time, the following actions shall take place or be effected (in the order set forth below):
a)
The share premium account of the Company shall be reduced by such amount as is deemed to be required by the Company, among other things, to permit the Company to satisfy the condition, set out at section 90(2) of the UK Companies Act, to re-register as a public limited company (for more information, see “The Business Combination—Overview of the Transactions Contemplated by the Business Combination Agreement—Company Capital Restructuring—Reduction of Share Premium Account”).

b)	The Company shall be re-registered as a public limited company.
c)	The Company A&R Articles shall be adopted and become effective.
d)
Immediately prior to the Recapitalization, the issued and outstanding share capital of the Company shall be redenominated as U.S. dollar shares of a par value determined in accordance with the UK Companies Act (the “Redenomination”).

e)
Immediately following the Redenomination and prior to the First Merger Effective Time, all of the issued and outstanding Company Ordinary Shares as of immediately prior to such consolidation shall be consolidated into such number of Company Ordinary Shares as is equal to the number of issued and outstanding Company Ordinary Shares multiplied by the Recapitalization Factor (the “Recapitalization”), subject to any adjustment in relation to the issuance of fractional shares as set forth in the Business Combination Agreement.

The “Recapitalization Factor” is the quotient obtained by dividing (A) the Base Equity Value by the Aggregate Diluted Company Shares and (B) the quotient of the foregoing clause (A) by $10.00. “Aggregate Diluted Company Shares” means, without duplication, the aggregate number of Company Ordinary Shares that are (i) issued and outstanding immediately prior to the Recapitalization and (ii) issuable upon the exercise, exchange or conversion of any other equity securities of the Company that are issued and outstanding immediately prior to the Recapitalization. “Base Equity Value” means (i) $2,350,000,000 plus (ii) the aggregate exercise price of the vested Company Options included in the calculation of the Aggregate Diluted Company Shares plus (iii) the aggregate amount of proceeds actually received by the Company in any Pre-Closing Equity Financing (as defined in the Business Combination Agreement).
The Mergers
Pursuant to the Business Combination Agreement, at the First Merger Effective Time (as defined in the Business Combination Agreement) and by virtue of the First Merger, (i) each outstanding unit of SPAC (including the private placement units sold simultaneously with the closing of the initial public offering of the SPAC, each, a “SPAC Unit”), consisting of one Class A ordinary share of a par value of $0.0001 each in the capital of SPAC (the “SPAC Class A Ordinary Shares”) and one-half of one warrant to purchase one SPAC Class A Ordinary Share (a “SPAC Warrant”), will automatically be separated (“Unit Separation”) and the holder thereof will be deemed to hold one SPAC Class A Ordinary Share and one-half of one SPAC Warrant; (ii) each SPAC Ordinary Share (which, for the avoidance of doubt, includes the SPAC Class A Ordinary Shares held as a result of the Unit Separation and the Class B ordinary shares of a par value of $0.0001 each in the capital of SPAC) that is issued and outstanding immediately prior to the First Merger Effective Time (other than the Sponsor Forfeited Equity (as defined in the Business Combination Agreement), SPAC Dissenting Shares and Redeeming SPAC Shares (as such terms are defined in the Business Combination Agreement) and the shares set forth in Section 3.7(a)(vi) of the Business Combination Agreement) shall be automatically cancelled in exchange for the right to receive one newly issued, fully paid and non-assessable Company Ordinary Share (as defined in the Business Combination Agreement), and all SPAC Ordinary Shares (other than the SPAC Dissenting Shares, Redeeming SPAC Shares and the shares set forth in Section 3.7(a)(vi) of the Business Combination Agreement) shall no longer be issued and outstanding and shall automatically be cancelled and cease to exist; and (iii) each SPAC Warrant that is issued, outstanding and unexercised shall be terminated in exchange for the right to receive a Company Warrant, pursuant to the Closing Warrant Agreement (as defined in the Business Combination Agreement).

Following the Closing of the Business Combination, the Company Shareholders (as defined in the accompanying proxy statement/prospectus) are expected to hold a total of 244,883,387 Company Ordinary Shares (assuming an estimated Recapitalization Factor of 0.4807 calculated as of the date of this proxy statement/prospectus). The Company will not be a “controlled company” under the listing rules of The Nasdaq Stock Market LLC (“Nasdaq” or the “Stock Exchange”). Following the Closing of the Business Combination, the holders of SPAC Class A Ordinary Shares (the “SPAC Public Shareholders”) will only receive Company Ordinary Shares.
The board of directors of NewHold (the “NewHold Board”) has approved the Business Combination.
Proposals to approve the Business Combination Agreement and the other matters discussed in this proxy statement/prospectus will be presented at the extraordinary general meeting (the “Extraordinary General Meeting”) of NewHold shareholders scheduled to be held at 9:00 a.m. Eastern Time, on September 17, 2026, at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, NY, 10154 and via live webcast at https://www.cstproxy.com/nhicspaciii/2026. As described in further detail in this proxy statement/prospectus, the NewHold Board has determined that each of the SPAC Shareholder Proposals is advisable and in the best interest of SPAC and its shareholders and recommended that SPAC Shareholders vote “FOR” each of the Business Combination Proposal and the Merger Proposal and “FOR” the Adjournment Proposal, if presented.
Contemporaneously with the execution of the Business Combination Agreement, on May 26, 2026, certain investors (the “PIPE Investors”) agreed to subscribe for and purchase an aggregate of 22,000,000 Company Ordinary Shares at $10.00 per share, for an aggregate purchase price equal to $220,000,000, pursuant to the terms and conditions of the subscription agreements (the “PIPE Subscription Agreements”) entered into among such PIPE Investors (the “PIPE Financing”), SPAC and the Company, and it is a condition to the Company’s obligation to consummate the Transactions that aggregate cash proceeds from the trust account of SPAC that holds the proceeds from the initial public offering of SPAC (the “Trust Account”) and the PIPE Financing, prior to the payment of any fees or expenses, are no less than $200,000,000. The PIPE Investors are permitted under the PIPE Subscription Agreements to satisfy their commitments thereunder through the purchase of SPAC Class A Ordinary Shares on the public market (the “Public Market Purchase Shares”) on a one-for-one basis, subject to the PIPE Investors agreeing (i) not to sell or otherwise transfer the Public Market Purchase Shares prior to the completion of the Business Combination and the consummation of the PIPE Financing, (ii) to vote any Public Market Purchase Shares in favor of the Business Combination or submit a proxy abstaining from voting thereon and (iii) not to exercise any Redemption Rights.
Concurrently with the execution of the Business Combination Agreement, the SPAC, the Company, NewHold Industrial Technology III LLC (the “Sponsor”) and certain shareholders of the SPAC (the “NRA Investors”) entered into non-redemption agreements (the “Non-Redemption Agreements”), pursuant to which the NRA Investors agreed not to redeem (or to validly rescind any redemption requests on) up to 923,780 SPAC Class A Ordinary Shares in connection with the Extraordinary General Meeting. In exchange for the foregoing commitment not to redeem such SPAC Class A Ordinary Shares, the Sponsor agreed to forfeit 92,378 SPAC Class B Ordinary Shares at the Closing and assign to the NRA Investors, for no additional consideration, an equivalent number of Company Ordinary Shares to be issued at the Closing.
You may change your vote by submitting a later-dated, signed proxy card to NewHold’s transfer agent at the address set forth below, so that it is received no later than 48 hours before the time appointed for the holding of the Extraordinary General Meeting, or by attending the Extraordinary General Meeting and voting in person, including virtually by submitting a ballot through the web portal during the Extraordinary General Meeting webcast. You may also revoke your proxy by sending a notice of revocation to NewHold’s transfer agent, which must be received prior to the vote at the Extraordinary General Meeting. If you hold your shares in “street name,” you should contact your broker, bank or nominee to change your instructions on how to vote. If you hold your shares in “street name” and wish to virtually attend the Extraordinary General Meeting and vote through the web portal, you must obtain a legal proxy from your broker, bank or nominee.
Although NewCleo Ltd. is not currently a public reporting company, following the effectiveness of the registration statement of which this proxy statement/prospectus is a part and the Closing, the Company will become subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends to apply for listing of the Company Ordinary Shares on Nasdaq under the proposed symbol “NWCL,” to be effective at the consummation of the Business Combination. It is a condition of the consummation of the Business Combination that the Company Ordinary Shares are approved for listing on the Stock Exchange (subject only to official notice of issuance thereof). While trading on the Stock Exchange is expected to begin on the first Business Day following the date of completion of the Business Combination, there can be no assurance that the Company’s securities will be listed on the Stock Exchange or that a viable and active trading market will develop. The Company intends to apply for the listing of the Company Warrants on the Stock Exchange after the Closing. See “Risk Factors” for more information.
Upon the completion of the Business Combination and the consummation of the PIPE Financing, and assuming, among other things, that none of the SPAC Public Shareholders exercise redemption rights pursuant to the amended and restated memorandum and articles of association of SPAC, adopted by special resolution passed on February 27, 2025 (the “SPAC Articles”) (“No Redemptions”) and that all issued and outstanding SPAC Warrants are exercised, it is anticipated that (i) the holders of Company Ordinary Shares (the “Company Shareholders”) will retain an ownership interest of approximately

81.5% of the Company’s total issued and outstanding share capital; (ii) the Sponsor and its affiliates holding the Founder Shares (as defined below) as well as SPAC Private Placement Warrants (as defined below) and SPAC Class A Ordinary Shares underlying the SPAC Private Placement Units (as defined below) will hold approximately 1.2% of the Company’s total issued and outstanding share capital; (iii) the SPAC Public Shareholders will hold approximately 6.7% of the Company’s total issued and outstanding share capital; (iv) the holders of SPAC Public Warrants (as defined below) will hold 3.3% of the Company’s total issued and outstanding share capital; and (v) the PIPE Investors will hold approximately 7.3% of the Company’s total issued and outstanding share capital.
Upon the completion of the Business Combination and the consummation of the PIPE Financing, and assuming, among other things, the redemption of a number of SPAC Public Shares (as defined below) equal to 50% of the SPAC Public Shares (“Intermediate Redemptions”) and that all issued and outstanding SPAC Warrants are exercised, it is anticipated that (i) the Company Shareholders will retain an ownership interest of approximately 84.1% of the Company’s total issued and outstanding share capital; (ii) the Sponsor and its affiliates holding the Founder Shares as well as SPAC Private Placement Warrants and SPAC Class A Ordinary Shares underlying the SPAC Private Placement Units will hold approximately 1.2% of the Company’s total issued and outstanding share capital; (iii) the SPAC Public Shareholders will hold approximately 3.6% of the Company’s total issued and outstanding share capital; (iv) the holders of SPAC Public Warrants will hold 3.5% of the Company’s total issued and outstanding share capital; and (v) the PIPE Investors will hold approximately 7.6% of the Company’s total issued and outstanding share capital.
Upon the completion of the Business Combination and the consummation of the PIPE Financing, and assuming, among other things, the redemption of all of the SPAC Public Shares (“Maximum Redemptions”) and that all issued and outstanding SPAC Warrants are exercised, it is anticipated that (i) the Company Shareholders will retain an ownership interest of approximately 87.1% of the Company’s total issued and outstanding share capital; (ii) the Sponsor and its affiliates holding the Founder Shares as well as SPAC Private Placement Warrants and SPAC Class A Ordinary Shares underlying the SPAC Private Placement Units will hold approximately 1.2% of the Company’s total issued and outstanding share capital; (iii) the SPAC Public Shareholders will hold approximately 0.3% of the Company’s total issued and outstanding share capital; (iv) the holders of SPAC Public Warrants will hold 3.6% of the Company’s total issued and outstanding share capital; and (v) the PIPE Investors will hold approximately 7.8% of the Company’s total issued and outstanding share capital.
The following table illustrates the ownership levels in the Company, assuming consummation of the Business Combination and the exercise of all issued and outstanding SPAC Warrants, under several redemption scenarios:

	Assuming No Redemptions		Assuming Intermediate (50%) Redemptions(1)		Assuming Maximum (100%) Redemptions(2)
	Number of Shares	Share Ownership %	Number of Shares	Share Ownership %	Number of Shares	Share Ownership %
Company Shareholders(3)	244,883,387	81.5%	244,883,387	84.1%	244,883,387	87.1%
SPAC Public Shareholders with shares subject to possible redemption(4)	19,201,220	6.4%	9,600,610	3.3%	—	0.0%
SPAC Public Shareholders with shares subject to Non-Redemption Agreements(5)	1,016,158	0.3%	1,016,158	0.3%	1,016,158	0.3%
Holders of Founder Shares and SPAC Private Placement Shares(6)(7)	3,206,027	1.1%	3,206,027	1.1%	3,206,027	1.1%
Holders of SPAC Public Warrants(8)	10,062,500	3.3%	10,062,500	3.5%	10,062,500	3.6%
Holders of SPAC Private Placement Warrants(7)(9)	334,790	0.1%	296,192	0.1%	240,427	0.1%
PIPE Investors	22,000,000	7.3%	22,000,000	7.6%	22,000,000	7.8%
Total	300,704,082	100.0%	291,064,874	100.0%	281,408,499	100.0%

(1)
Assumes in the Intermediate (50%) Redemption Scenario where 9,600,610 SPAC Public Shares are redeemed for aggregate redemption payments of approximately €87.4 million, assuming a $10.49 or €9.11 per share redemption price and based on funds in the Trust Account as of March 31, 2026.

(2)
Assumes that 19,201,220 SPAC Public Shares are redeemed for aggregate redemption payments of approximately €174.8 million at a $10.49 or €9.11 per share redemption price and based on the funds available in the Trust Account as of March 31, 2026.

(3)
Excludes newcleo vested Continuing Options of 1,627,008. The summation of newcleo vested Continuing Options and newcleo Ordinary Shares issuable upon the Closing of the Business Combination is expected to be 246,510,395 shares, with an aggregate equity value of approximately $2.5 billion.

(4)	Excludes 923,780 SPAC Class A Ordinary Shares subject to the Non-Redemption Agreements.
(5)	Includes 923,780 SPAC Class A Ordinary Shares and 92,378 SPAC Class B Ordinary Shares assigned from the Sponsor to the SPAC Public Shareholders in accordance with the Non-Redemption Agreements.
(6)	Includes 92,378 SPAC Class B Ordinary Shares forfeiting by the Sponsor and assigning to the SPAC Public Shareholders in accordance with the Non-Redemption Agreements.
(7)
The Sponsor and its affiliates’ total potential ownership interest in the Company, assuming the separation, exercise and conversion of all securities following the Closing, including the SPAC Private Placement Units, SPAC Private Placement Warrants and Founder Shares, is estimated to comprise approximately 1.2% of outstanding Company Ordinary Shares in a No Redemption Scenario, 1.2% of outstanding Company Ordinary Shares in an intermediate redemption scenario and 1.2% of outstanding Company Ordinary Shares in a maximum redemption scenario.

(8)	Assumes the exercise of all issued and outstanding SPAC Public Warrants underlying the SPAC Units, each for one Company Ordinary Share, at the closing of the Business Combination.
(9)
Assumes the exercise of all issued and outstanding SPAC Private Placement Warrants underlying the SPAC Private Placement Units, each for one Company Ordinary Share, at the closing of the Business Combination.

Compensation Received by the Sponsor
The Sponsor currently holds 6,429,663 Founder Shares, which were purchased at a per share price of approximately $0.004. Simultaneously with the initial public offering of SPAC (the “SPAC IPO”), the Sponsor purchased 552,600 SPAC Private Placement Units, which consist of 552,600 SPAC Class A Ordinary Shares and 276,300 SPAC Private Placement Warrants, for an aggregate purchase price of $5,526,000. At Closing, pursuant to the Business Combination Agreement, (i) each outstanding SPAC Unit (including the SPAC Private Placement Units) will be automatically separated into one SPAC Class A Ordinary Share and one-half of one SPAC Warrant, (ii) each SPAC Class B Ordinary Share will be converted into one SPAC Class A Ordinary Share, and (iii) each SPAC Class A Ordinary Share will be converted into the right to receive one Company Ordinary Share, and each SPAC Warrant will be converted into the right to receive a Company Warrant. Upon the completion of the Business Combination, the Sponsor will hold a total of 2,700,527 Company Ordinary Shares and 221,040 Company Warrants.
At Closing, pursuant to the Business Combination Agreement, the Company will use cash from the Trust Account, if any, to pay any Unpaid Transaction Expenses (as defined in the Business Combination Agreement) and to reimburse or pay the Sponsor for any unpaid working capital loans and other SPAC Transaction Expenses (as defined in the Business Combination Agreement), not to exceed $14.0 million in the aggregate exclusive of any fees owed by SPAC to financial advisors acting as placement agents in connection with the PIPE Investment (as defined in the Business Combination Agreement)). The Company currently estimates that the total amount payable for Transaction Expenses is approximately $47.2 million, assuming no Redemptions, or $46.3 million, assuming Maximum Redemptions (in each case, as of March 31, 2026). To the extent the total amount raised from the PIPE Financing and capital retained from the Trust Account at Closing (less any SPAC Transaction Expenses in excess of $14.0 million) is less than $400.0 million, the Sponsor and its affiliates will forfeit additional Founder Shares and SPAC Warrants at Closing in proportion to such shortfall pursuant to the terms of the Sponsor Support Agreement. See “Summary of the Proxy Statement/Prospectus—Certain Agreements Related to the Business Combination—Sponsor Support Agreement.”
The retention of shares by the Sponsor and the reimbursements payable to the Sponsor at Closing will not result in a material dilution of the equity interests of non-redeeming SPAC Public Shareholders who hold their securities through the consummation of the Business Combination. See “Summary of the Proxy Statement/Prospectus—Compensation Received by the Sponsor.”
Conflicts of Interest
In considering the recommendation of NewHold Board to vote in favor of the Business Combination, shareholders should be aware that, the Sponsor and NewHold’s directors and officers have interests in the Business Combination that are different from, or in addition to, those of other shareholders generally, which could cause them to benefit from and incentivize them to pursue a business combination with a less favorable target company or on terms less favorable to non-redeeming shareholders rather than liquidate, subject always to their fiduciary duties under Cayman Islands law. NewHold’s directors were aware of and considered these interests, among other matters, in evaluating the Business Combination and did not believe that such interests would preclude them from approving the Business Combination or from recommending the Business Combination to shareholders, considering that these interests would be disclosed in this proxy statement/prospectus. Shareholders should take these interests into account in deciding whether to approve the Business Combination. These interests include, among other things:
•
the fact that the Sponsor paid an aggregate of $25,167.64 for 6,707,663 Founder Shares, which will have a significantly higher value at the time of the Business Combination but will become worthless if a business combination is not consummated by March 3, 2027 (the “Deadline”). On February 19, 2025, the Sponsor transferred 278,000 Founder Shares to the NewHold Board, resulting in the Sponsor holding 6,429,663 Founder Shares. Based on the closing price for the SPAC Public Shares of $10.68 on Nasdaq on August 7, 2026, the value of the Founder Shares held by the Founder Shareholders (as defined below) would be $71,637,840.84;

•
the fact that the Sponsor paid an aggregate of $5,526,000 for its 552,600 SPAC Private Placement Units and that the SPAC Private Placement Warrants underlying such units will expire worthless if a business combination is not consummated by the Deadline;

•
the fact that the Founder Shareholders are anticipated to hold 1.1% of issued and outstanding shares of the Company immediately following the Business Combination (assuming No Redemptions and the exercise of SPAC Private Placement Warrants);

•
the fact that, given the differential in the purchase price that the Sponsor paid for the Founder Shares and the purchase price that the Sponsor paid for the SPAC Private Placement Units as compared to the price of the SPAC Public Shares and SPAC Units and the substantial number of SPAC Class A Ordinary Shares that the Founder Shareholders will receive upon conversion of the Founder Shares and (as applicable) SPAC Private Placement Warrants and SPAC Class A Ordinary Shares underlying the SPAC Private Placement Units, the Founder Shareholders can earn a positive return on their investment, even if SPAC Public Shareholders have a negative return on their investment;

•
the fact that the Founder Shareholders and the directors and executive officers of SPAC have agreed not to redeem any SPAC Ordinary Shares held by it in connection with the shareholder vote to approve a proposed initial business combination pursuant to the SPAC IPO Letter Agreement;

•
the fact that the Founder Shareholders will lose their entire investment in NewHold if an initial business combination is not consummated by March 3, 2027. The Sponsor, officers and directors and their respective affiliates have not incurred any out-of-pocket fees and expenses in relation to NewHold’s initial business combination since the SPAC IPO;

•
the fact that the Sponsor has agreed to waive its rights to liquidating distributions from the Trust Account with respect to Founder Shares held by it if NewHold fails to complete an initial business combination by the Deadline;

•
the fact that the Sponsor, officers, directors and their respective affiliates are entitled to reimbursement of reasonable out-of-pocket expenses incurred by them in connection with certain activities on NewHold’s behalf, such as identifying and investing possible business targets and business combinations. However, if NewHold fails to consummate a business combination within the required period, they will not have any claim against the Trust Account for reimbursement. Accordingly, NewHold may not be able to reimburse these expenses if the Business Combination or another business combination is not consummated by the Deadline;

•
the right of the Founder Shareholders to transfer the Company Ordinary Shares and Company Warrants following the Business Combination, subject to the Lock-Up Arrangements set forth in the Sponsor Support Agreement;

•
in the event of the liquidation of the Trust Account upon the failure of the NewHold to consummate a business combination by the Deadline, the Sponsor has agreed to indemnify NewHold to ensure that the proceeds in the Trust Account are not reduced below $10.05 per SPAC Public Share, or such lesser per-Public Share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which NewHold has entered into a written letter of intent, confidentiality or other similar agreement or claims of any third party (other than its independent public accountants) for services rendered or products sold to NewHold, provided that such indemnification will not apply to any claims by a third party that executed a waiver of any and all rights to seek access to the Trust Account, nor will it apply to any claims under indemnity of the underwriters of the SPAC IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”);

•
the Sponsor (including its representatives and affiliates) and NewHold’s officers and directors are, or in the future may become, affiliated with entities that are engaged in similar business to NewHold. The Sponsor and NewHold’s officers and directors are not prohibited from sponsoring, or otherwise becoming involved with, another blank check company prior to NewHold completing its initial business combination. NewHold’s officers and directors may become aware of business opportunities which may be appropriate for presentation to NewHold, and the other entities to which they owe certain fiduciary or contractual duties. Accordingly, they may have had conflicts of interest in determining to which entity a particular business opportunity should be presented. These conflicts may not be resolved in NewHold’s favor and such potential business opportunities may be presented to other entities prior to their presentation to NewHold, subject always to applicable fiduciary duties under Cayman Islands law. SPAC Articles provide that NewHold renounces its interest in any corporate opportunity offered to any officer or director of SPAC. This waiver allows NewHold’s officers and directors to allocate opportunities based on a combination of the objectives and fundraising needs of the target, as well as the investment objectives of the entity. NewHold does not believe that the waiver of the corporate opportunities doctrine otherwise had a material impact on its search for an acquisition target;

•
the fact that Kevin Charlton, SPAC’s Chief Executive Officer, Polly Schneck, SPAC’s Chief Financial Officer, and Samy Hammad, SPAC’s President and Chief Operating Officer, are entitled to receive deferred compensation of $15,000 per month each, all of which will become payable by SPAC upon consummation of SPAC’s initial business combination, including the Business Combination, and therefore such officers may have an incentive for SPAC to complete the Business Combination rather than liquidate. Polly Schneck also receives $7,100 per month, and Samy Hammad also receives $21,500 per month, in each case paid on a current basis out of the Administrative Services Fee (as defined below) prior to consummation of SPAC’s initial business combination, for services provided to SPAC;

•
the fact that the Business Combination Agreement provides for the continued indemnification of some of NewHold’s existing directors and officers and the continuation of NewHold’s directors’ and officers’ liability insurance after the Business Combination; and

•	the fact that NewHold has entered into a registration rights agreement with the Founder Shareholders, which provides for customary registration rights to them and their permitted transferees.
The personal and financial interests of the Sponsor, directors and officers may have influenced their motivations in identifying and selecting NewCleo Ltd. and completing a business combination with NewCleo Ltd. and may influence the operation of the Company following the Business Combination by some of them. For more information about NewHold’s business and Sponsor’s shareholding in NewHold, see the section entitled “Other Information Related to SPAC.” For dilution of non-redeeming SPAC Public Shareholders, see “Questions and Answers About the Business Combination and the Extraordinary General Meeting—Q. What ownership levels will current shareholders of NewHold have after consummation of the Business Combination?” and “Summary of the Proxy Statement/Prospectus—Potential Sources of Dilution.”
The Company is an “emerging growth company” within the meaning of the Securities Act (as amended by the Jumpstart Our Business Startups Act of 2012 (“JOBS Act”)), and is therefore eligible to take advantage of certain reduced reporting requirements otherwise applicable to other public companies.
The Company is also a “foreign private issuer” as defined in the Exchange Act and will be exempt from certain rules under the Exchange Act that impose certain disclosure obligations and procedural requirements for proxy solicitations under Section 14 of the Exchange Act. In addition, the Company’s officers, directors and principal shareholders will be exempt from the reporting and “short-swing” profit recovery provisions under Section 16 of the Exchange Act. Moreover, the Company will not be required to file periodic reports and financial statements with the Securities and Exchange Commission (the “SEC”) as frequently or as promptly as U.S. companies whose securities are registered under the Exchange Act. Accordingly, after the Business Combination, the Company Shareholders may receive less or different information about the Company than they would receive about a U.S. domestic public company. See “Risk Factors—Risks Relating to Compliance with Law, Government Regulation and Litigation—We will be a foreign private issuer and, as a result, will not be subject to U.S. proxy rules and will be subject to Exchange Act reporting obligations that, to some extent, are more lenient and less frequent than those of a U.S. domestic public company.”
The accompanying proxy statement/prospectus provides NewHold shareholders with detailed information about the Business Combination and other matters to be considered at the Extraordinary General Meeting. You should read the entire accompanying proxy statement/prospectus, including the Annexes and other documents referred to therein, carefully and in their entirety. You should also carefully consider the risk factors described in “Risk Factors” of the accompanying proxy statement/prospectus.
Neither the SEC nor any state securities commission has approved or disapproved of the securities to be issued in connection with the Business Combination, or determined if this proxy statement/prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.
Investing in NewHold and the Company’s securities involves a high degree of risk. Before making an investment decision, please read the information under the section entitled “Risk Factors” elsewhere in the accompanying proxy statement/prospectus and under similar headings or in any amendment or supplement to the accompanying proxy statement/prospectus.
The accompanying proxy statement/prospectus is dated August 10, 2026 and is expected to be first mailed or otherwise delivered to SPAC Shareholders on or about August 10, 2026.

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF
NEWHOLD INVESTMENT CORP III
TO THE SHAREHOLDERS OF NEWHOLD INVESTMENT CORP III:
NOTICE IS HEREBY GIVEN that an extraordinary general meeting (the “Extraordinary General Meeting”) of shareholders of NewHold Investment Corp III (“NewHold” or “SPAC”), an exempted company incorporated with limited liability under the laws of the Cayman Islands, will be held at 9:00 a.m. Eastern Time, on September 17, 2026 at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, NY, 10154, or at such other time, on such other date and at such other place to which the meeting may be adjourned. You may also attend the Extraordinary General Meeting webcast by accessing the web portal located at https://www.cstproxy.com/nhicspaciii/2026. The Extraordinary General Meeting will be held for the following purposes:
•
Proposal No. 1—The Business Combination Proposal—to consider and vote upon, subject to the passing of the Merger Proposal, as an ordinary resolution, a proposal to approve and the entry into, execution and adoption of the business combination agreement dated as of May 26, 2026 (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among NewHold, NewCleo Ltd., a private limited company incorporated under the laws of England and Wales (and, following its re-registration to a public limited company under the laws of England and Wales, the “Company”), newcleo1 Ltd., a Cayman Islands exempted company and a direct wholly owned subsidiary of the Company (“Merger Sub 1”), and newcleo2 Ltd., a Cayman Islands exempted company and a direct wholly owned subsidiary of the Company (“Merger Sub 2” ), and approve the transactions contemplated thereby, pursuant to which, among other transactions, on the terms and subject to the conditions set forth therein, (a) Merger Sub 1 shall be merged with and into NewHold, as a result of which the separate corporate existence of Merger Sub 1 will cease and NewHold will continue as the surviving company and a wholly owned subsidiary of the Company (the “First Merger” and the post-First Merger NewHold, the “First Merger Surviving Company”), and (b) First Merger Surviving Company shall be merged with and into Merger Sub 2, as a result of which the separate corporate existence of the First Merger Surviving Company will cease and Merger Sub 2 will continue as the surviving company and a wholly owned subsidiary of the Company (the “Second Merger” and, together with the First Merger, the “Mergers” or “Business Combination”). The Business Combination and other transactions contemplated by the Business Combination Agreement are referred to as the “Transactions.” A copy of the Business Combination Agreement is attached as Annex A to the accompanying proxy statement/prospectus;

•
Proposal No. 2—The Merger Proposal—to consider and vote upon, subject to the passing of the Business Combination Proposal, as a special resolution, a proposal to approve the plan of merger with respect to the First Merger (the “First Plan of Merger”), pursuant to which NewHold will merge with and into Merger Sub 1, as a result of which the separate corporate existence of Merger Sub 1 will cease and NewHold will continue as the surviving company. A copy of the First Plan of Merger is attached as Annex A-1 to the accompanying proxy statement/prospectus;

The full text of the resolution to be considered and, if thought fit, passed and approved is as follows:
“RESOLVED, as a special resolution that, subject to the approval of the Business Combination Proposal:
(a)
NewHold Investment Corp III (“NewHold”) be authorized to merge with newcleo1 Ltd. (“Merger Sub”) so that NewHold will be the surviving company (the “Surviving Company”) and all the rights, undertaking, property, business, goodwill, benefits, immunities, privileges and liabilities of NewHold and Merger Sub vest in the Surviving Company by virtue of such merger pursuant to the Companies Act (Revised) of the Cayman Islands and the Plan of Merger (as defined below) (the “Merger”);

(b)
the plan of merger in connection with the First Merger substantially in the form attached as Annex A-1 to the proxy statement/prospectus accompanying the notice of meeting, as it may be further amended and/or restated from time to time (the “Plan of Merger”), subject to such amendments as may be approved by NewHold or Merger Sub, be authorized and approved in all respects;

(c)	NewHold be authorized to enter into the Plan of Merger, and any and all transaction provided for in the Plan of Merger;
(d)
there being no holders of any outstanding security interests granted by NewHold immediately prior to the Effective Time (as defined in the Plan of Merger), the Plan of Merger be executed by any one director on behalf of NewHold and any director or delegate or agent thereof be authorized to submit the Plan of Merger, together with any supporting documentation, for registration to the Registrar of Company of the Cayman Islands (the “Registrar”) and to make such additional filings or take such additional steps as they deem necessary in respect of the Merger; and
(e)
all actions taken and any documents or agreements executed, signed or delivered prior to or after the date of these resolutions by any director or officer of NewHold in connection with the transactions contemplated by these resolutions be approved, ratified and confirmed in all respects.”

and
•
Proposal No. 3—The Adjournment Proposal—to consider and vote upon, as an ordinary resolution, a proposal to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary in the opinion of the chairman of NewHold, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve one or more proposals presented to the shareholders for vote.

The items of business listed above are more fully described elsewhere in the proxy statement. Whether or not you intend to attend the Extraordinary General Meeting, you should read the attached proxy statement in its entirety, including the annexes and accompanying financial statements, before voting. IN PARTICULAR, WE URGE YOU TO CAREFULLY READ THE SECTION IN THE PROXY STATEMENT TITLED “RISK FACTORS.”
Only holders of record of Class A ordinary shares of a par value of $0.0001 each of NewHold and of Class B ordinary shares of a par value of $0.0001 each of NewHold at the close of business on August 7, 2026 (the “Record Date”) are entitled to notice of the Extraordinary General Meeting and to vote and have their votes counted at the Extraordinary General Meeting and any adjournments or postponements of the Extraordinary General Meeting.
After careful consideration, NewHold’s board of directors (the “NewHold Board”) has determined that each of the proposals listed is advisable and in the best interests of NewHold and its shareholders and recommends that you vote or give instruction to vote “FOR” each of the proposals set forth above. When you consider the recommendations of the NewHold Board, you should keep in mind that NewHold’s directors and officers may have interests in the Business Combination that conflict with, or are different from, your interests as a shareholder. See the section titled “Proposal No. 1—The Business Combination Proposal—Interests of Certain Persons in the Business Combination.”
The Closing is conditioned on approval of the Business Combination Proposal and the Merger Proposal at the Extraordinary General Meeting. If either of these proposals is not approved, then NewHold will not consummate the Business Combination.
All shareholders at the close of business on the Record Date are cordially invited to attend the Extraordinary General Meeting, which will also be held over the Internet by means of a live webcast at https://www.cstproxy.com/nhicspaciii/2026. To ensure your representation at the Extraordinary General Meeting, however, you are urged to complete, sign, date and return the enclosed proxy card as soon as possible in the postage-paid return envelope provided and, in any event so as to be received by NewHold no later than 9:00 a.m. Eastern Time, on September 15, 2026, being 48 hours before the time appointed for the holding of the Extraordinary General Meeting (or, in the case of an adjournment, no later than 48 hours before the time appointed for the holding of the adjourned meeting). In the case of joint shareholders, where more than one of the joint shareholders purports to appoint a proxy, only the appointment submitted by the most senior holder (being the first named holder in respect of the shares in NewHold’s register of members) will be accepted. If you are a holder of record of ordinary shares of NewHold at the close of business on the Record Date, you may also cast your vote at the Extraordinary General Meeting. If you hold your ordinary shares in “street” name, which means your shares are held of record by a broker, bank or nominee, you must instruct your broker or bank on how to vote the shares you beneficially own or, if you wish to attend the Extraordinary General Meeting, you must obtain a legal proxy from the shareholder of record and email a copy (a legible photograph is sufficient) of your proxy to proxy@continentalstock.com no later than 72 hours prior to the Extraordinary General Meeting. Holders should contact their bank, broker or other nominee for instructions regarding obtaining a legal proxy. Holders who email a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the Extraordinary General Meeting virtually. You will receive an email prior to the meeting with a link and instructions for entering the Extraordinary General Meeting.
You may change your vote by submitting a later-dated, signed proxy card to NewHold’s transfer agent at the address set forth below, so that it is received no later than 48 hours before the time appointed for the holding of the Extraordinary General Meeting, or by attending the Extraordinary General Meeting and voting in person, including virtually by submitting a ballot through the web portal during the Extraordinary General Meeting webcast. You may also revoke your proxy by sending a notice of revocation to NewHold’s transfer agent, which must be received prior to the vote at the Extraordinary General Meeting. If you hold your shares in “street name,” you should contact your broker, bank or nominee to change your instructions on how to vote. If you hold your shares in “street name” and wish to virtually attend the Extraordinary General Meeting and vote through the web portal, you must obtain a legal proxy from your broker, bank or nominee.
Your vote is important regardless of the number of shares you own. Whether you plan to attend the Extraordinary General Meeting or not, please complete, sign, date and return the enclosed proxy card as soon as possible in the envelope provided. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting.
If you have any questions or need assistance voting your ordinary shares, please contact Sodali & Co. (“Sodali”), NewHold’s proxy solicitor, at (800) 662-5200 (for individuals), and (203) 658-9400 (for banks and brokers). Questions can also be sent by email to NHIC@info.sodali.com.
Thank you for your participation. NewHold looks forward to your continued support.

By Order of the Board of Directors,

NewHold Investment Corp III

By:	/s/ Kevin Charlton
	Name:	Kevin Charlton
	Title:	Chief Executive Officer (Principal Executive Officer)

IF YOU RETURN YOUR SIGNED PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN FAVOR OF EACH OF THE PROPOSALS.
ALL HOLDERS (THE “SPAC PUBLIC SHAREHOLDERS”) OF SPAC CLASS A ORDINARY SHARES ISSUED IN NEWHOLD’S INITIAL PUBLIC OFFERING (THE “SPAC PUBLIC SHARES”) HAVE THE RIGHT TO HAVE THEIR SPAC PUBLIC SHARES REDEEMED FOR CASH IN CONNECTION WITH AND VOTE ON THE PROPOSED BUSINESS COMBINATION. SPAC PUBLIC SHAREHOLDERS ARE NOT REQUIRED TO AFFIRMATIVELY VOTE FOR OR AGAINST THE BUSINESS COMBINATION PROPOSAL, TO VOTE ON THE BUSINESS COMBINATION PROPOSAL AT ALL, OR TO BE HOLDERS OF RECORD ON THE RECORD DATE IN ORDER TO HAVE THEIR SPAC PUBLIC SHARES REDEEMED FOR CASH.
THIS MEANS THAT ANY PUBLIC SHAREHOLDER HOLDING SPAC PUBLIC SHARES MAY EXERCISE REDEMPTION RIGHTS REGARDLESS OF WHETHER THEY ARE ENTITLED TO VOTE ON THE BUSINESS COMBINATION PROPOSAL AND REGARDLESS OF WHETHER THEY VOTE AT ALL.
TO EXERCISE REDEMPTION RIGHTS, SPAC PUBLIC SHAREHOLDERS MUST TENDER THEIR SHARES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, NEWHOLD’S TRANSFER AGENT, NO LATER THAN TWO (2) BUSINESS DAYS PRIOR TO THE EXTRAORDINARY GENERAL MEETING. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DEPOSIT WITHDRAWAL AT CUSTODIAN (“DWAC”) SYSTEM. IF THE BUSINESS COMBINATION IS NOT COMPLETED, THEN THESE SHARES WILL NOT BE REDEEMED FOR CASH AND WILL BE RETURNED TO YOU. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS. SEE “EXTRAORDINARY GENERAL MEETING OF SPAC SHAREHOLDERS—REDEMPTION RIGHTS” FOR MORE SPECIFIC INSTRUCTIONS.

Annexes
i

ABOUT THIS PROXY STATEMENT PROSPECTUS
This document, which forms part of a registration statement on Form F-4 filed with the SEC by the Company, as it may be amended or supplemented from time to time (File No. 333-297284), contains a public offering prospectus of the Company under Section 5 of the Securities Act with respect to (i) the Company Ordinary Shares to be issued to SPAC Public Shareholders, (ii) the Company Warrants to be issued to holders of SPAC Public Warrants, and (iii) the Company Ordinary Shares issuable upon exercise of Company Public Warrants, if the Business Combination described herein is consummated.
This document also constitutes a notice of meeting and proxy statement of SPAC under Section 14(a) of the Exchange Act, for the Extraordinary General Meeting being held on September 17, 2026, where SPAC Shareholders will vote on, among other things, the proposed Business Combination and related transactions and each of the SPAC Shareholder Proposals described herein.
This proxy statement/prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is not lawful to make any such offer or solicitation in such jurisdiction.
This information is available without charge to you upon written or oral request. To make this request, you should contact SPAC’s proxy solicitor at:
To obtain timely delivery of requested materials, you must request the information no later than five (5) business days prior to the date of the Extraordinary General Meeting. Please be sure to include your complete name and address in your request.
You may also obtain additional information about SPAC from documents filed with the SEC by following the instruction in the section entitled “Where You Can Find More Information.”

MARKET AND INDUSTRY DATA
This proxy statement/prospectus contains estimates, projections, and other information concerning the Company’s industry and business, as well as data regarding market research, estimates, forecasts and projections prepared by the Company’s management. Information that is based on market research, estimates, forecasts, projections, or similar methodologies is inherently subject to uncertainties, and actual events or circumstances may differ materially from events and circumstances that are assumed in this information. The industry in which the Company operates is subject to a high degree of uncertainty and risk due to a variety of factors, including those described in the section entitled “Risk Factors.”
Unless otherwise expressly stated, the Company obtained industry, business, market, and other data from reports, research surveys, studies, and similar data prepared by market research firms and other third parties, industry and general publications, government data, and similar sources. Certain information contained in this proxy statement/prospectus concerning the Company’s industry and the regions in which it operates, including the Company’s general expectations and market position, market size, market opportunity, market share and other management estimates, is based on information obtained from industry publications and reports and forecasts provided to the Company. In some cases, the Company does not expressly refer to the sources from which this information is derived. The Company has not commissioned any of the industry publications or other reports generated by third-party providers that it refers to in this proxy statement/prospectus. This information is subject to significant uncertainties and limitations and is based on assumptions and estimates that may prove to be inaccurate. You are therefore cautioned not to give undue weight to this information.
Industry publications, research, studies and forecasts generally state that the information they contain has been obtained from sources believed to be reliable, but the accuracy and completeness of such information is not guaranteed. Forecasts and other forward-looking information with respect to industry, business, market, and other data are subject to the same qualifications and additional uncertainties regarding the other forward-looking statements in this proxy statement/prospectus. See “Cautionary Note Regarding Forward-Looking Statements.” These forecasts and forward-looking information are subject to uncertainty and risk due to a variety of factors, including those described under “Risk Factors.” These and other factors could cause results to differ materially from those expressed in the forecasts or estimates from independent third parties and the Company.

TRADEMARKS
The Company owns or has rights to various trademarks, service marks and trade names that it uses in connection with the operation of its businesses. This proxy statement/prospectus also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this proxy statement/prospectus is not intended to create, and does not imply, a relationship with the Company or SPAC, or an endorsement or sponsorship by or of the Company or SPAC. Solely for convenience, the trademarks, service marks and trade names referred to in this proxy statement/prospectus may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that the Company or SPAC will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names.

FREQUENTLY USED TERMS
Unless otherwise stated in this proxy statement/prospectus or the context otherwise requires, references to:
“A&R Warrant Agreement” mean the amended and restated warrant agreement to be entered into at the Closing, subject to the sole discretion of the Company, by and among the Company, SPAC, the SPAC Warrant Agent and the Company Warrant Agent, substantially in the form attached as Exhibit 4.9 to the registration statement of which this proxy statement/prospectus forms a part, as it may be amended, modified or supplemented from time to time;
“Adjournment Proposal” mean the proposal to approve, by way of the passing of an ordinary resolution of the SPAC Shareholders, the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary in the opinion of the chairman of NewHold, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve one or more of the SPAC Shareholder Proposals;
“AI” mean artificial intelligence;
“AMR” mean advanced modular reactor, an advanced nuclear reactor designed using modular features and incorporating advanced reactor technologies, such as Generation IV reactor designs, alternative cooling systems and fast-neutron spectrum operation;
“ASNR” mean the French Nuclear Safety and Radiation Protection Authority (Autorité de sûreté nucléaire et de radioprotection), the French independent administrative authority responsible for nuclear safety and radiation protection oversight;
“Base Equity Value” mean $2,350,000,000;
“BTIG” mean BTIG, LLC;
“Business Combination” mean the Mergers, together with the other transactions contemplated by the Business Combination Agreement and the other Transaction Agreements;
“Business Combination Agreement” mean that certain Business Combination Agreement, dated as of May 26, 2026, by and among SPAC, the Company, Merger Sub 1 and Merger Sub 2, as it may be amended, modified, supplemented or waived from time to time;
“Business Combination Proposal” mean the proposal to approve and adopt, by way of the passing of an ordinary resolution of the SPAC Shareholders, the Business Combination Agreement and the transactions contemplated thereby;
“Business Day” mean a day on which commercial banks are open for business in New York, U.S., George Town, the Cayman Islands and London, United Kingdom, except a Saturday, Sunday or public holiday (gazetted or ungazetted and whether scheduled or unscheduled);
“Capital Restructuring” mean the transactions that shall take place or to be effected by the Company prior to the First Merger Effective Time and in the order set forth in the Business Combination Agreement, consisting of: (i) the reduction of the Company’s share premium account by such amount as is deemed by the Company to be required, among other things, to permit the Company to satisfy the condition set forth in section 90(2) of the UK Companies Act for re-registration as a public limited company; (ii) the re-registration of the Company as a public limited company (for more information, see “The Business Combination—Overview of the Transactions Contemplated by the Business Combination Agreement—Company Capital Restructuring—Reduction of Share Premium Account”); (iii) the adoption and effectiveness of the Company A&R Articles; (iv) the Redenomination; and (v) the Recapitalization.
“Cayman Companies Act” mean the Companies Act (Revised) of the Cayman Islands, as amended from time to time;
“Closing” mean the consummation of the Transactions;
“Closing Conditions” mean the conditions to Closing set forth in the Business Combination Agreement;
“Closing Date” mean the date on which the Transactions are consummated;

“Closing Warrant Agreement” mean, subject to the sole discretion of the Company, either the A&R Warrant Agreement or the Warrant Adoption Agreement, to be entered into at the Closing by and among the Company, SPAC, the SPAC Warrant Agent and the Company Warrant Agent, substantially in the form attached as Exhibit 4.9 to the registration statement of which this proxy statement/prospectus forms a part, as it may be amended, modified or supplemented from time to time;
“COD” mean commercial operating date, the date on which one of the Company’s facilities commences commercial operations;
“Code” mean the Internal Revenue Code of 1986, as amended;
“Company” or “newcleo” mean newcleo plc, a public limited company incorporated under the laws of England and Wales (f/k/a NewCleo Ltd., a private limited company incorporated under the laws of England and Wales);
“Company Board” or “newcleo Board” mean the board of directors of the Company;
“Company Earnout Bonus Options” mean a number of options to purchase Company Ordinary Shares granted to holders of Company Options under the Post-Closing Company Equity Plan in respect of Company Options (whether vested or unvested) as of immediately prior to the Effective Time in accordance with the Business Combination Agreement.
“Company Earnout Bonus RSUs” mean a number of restricted stock units with respect to Company Ordinary Shares granted to holders of Company RSUs under the Post-Closing Company Equity Plan in respect of outstanding Company RSUs (whether vested or unvested) as of immediately prior to the Effective Time in accordance with the Business Combination Agreement.
“Company Ordinary Shares” or “newcleo Ordinary Shares” mean the (i) ordinary shares in the capital of the Company with a nominal value of €0.01 each and (ii) following the Redenomination, such ordinary shares in the capital of the Company as they are redenominated in U.S. dollars in accordance with the Business Combination Agreement.
“Company Options” mean the outstanding options to purchase Company Ordinary Shares granted under the Company Share Plans;
“Company Public Warrants” mean the redeemable warrants issued in exchange for the SPAC Public Warrants, each whole warrant exercisable for one Company Ordinary Share at an exercise price of $11.50 per share, subject to adjustment;
“Company Private Warrants” mean the warrants issued in exchange for the SPAC Private Placement Warrants, each whole warrant exercisable for one Company Ordinary Share at an exercise price of $11.50 per share, subject to adjustment;
“Company RSUs” mean the outstanding awards of restricted stock units granted under the Employee Share Plan;
“Company Share Plans” mean the Employee Share Plan and the Non-Employee Share Plan, collectively;
“Company Shareholders” mean the holders of Company Ordinary Shares as of immediately prior to the First Merger Effective Time;
“Company Shareholder Support Agreement” mean the support agreement to be entered into concurrently with the Business Combination Agreement by and among SPAC, the Company and the key Company Shareholders, as it may be amended, modified or supplemented from time to time;
“Company Warrant Agent” mean Computershare Inc. and Computershare Trust Company, N.A., collectively, as the Company’s warrant agent;
“Company Warrants” mean the Company Public Warrants and the Company Private Warrants;
“Deadline” mean the (i) the period ending on the date that is 24 months from the closing of the SPAC IPO or (ii) such other date by which SPAC must complete an initial business combination pursuant to the SPAC Articles;
“Dissenting Shares” mean the SPAC Dissenting Shares;
“DOE” mean the U.S. Department of Energy, the U.S. federal department responsible for, among other things, national energy policy, energy technology research and development, and certain nuclear energy programs;

“Effective Time” mean, as the context requires, the First Merger Effective Time or the Second Merger Effective Time;
“EGC” mean emerging growth company, an issuer that qualifies for certain reduced disclosure and other requirements under U.S. federal securities laws;
“Employee Share Plan” mean the NewCleo Ltd. Employee Share Plan, adopted as of June 17, 2022, as may be amended from time to time;
“ENEA” mean the Italian National Agency for New Technologies, Energy and Sustainable Economic Development (Agenzia nazionale per le nuove tecnologie, l’energia e lo sviluppo economico sostenibile), the Italian public research agency active in, among other areas, energy technologies and nuclear research;
“Equity Value” mean the Initial Equity Value, subject to such adjustments, if any, as are provided in the definitive transaction documents, including any upward adjustment in respect of capital raises by the Company separate from the PIPE Financing;
“EU” mean the European Union;
“EUR” mean euro (€), the lawful currency of the member states of the European Union that have adopted the euro as their currency;
“Euratom” mean the European Atomic Energy Community, the European community established to coordinate civil nuclear energy activities within the European Union framework;
“Euratom Treaty” mean the Treaty Establishing the European Atomic Energy Community, the treaty establishing the European Atomic Energy Community and the legal framework for Euratom;
“Exchange Act” mean the Securities Exchange Act of 1934, as amended;
“Extraordinary General Meeting” mean the extraordinary general meeting of SPAC shareholders to be held at 9:00 a.m. Eastern Time, on September 17, 2026, at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, NY, 10154 and via live webcast at https://www.cstproxy.com/nhicspaciii/2026;
“FASB” mean the Financial Accounting Standards Board, the organization responsible for establishing U.S. GAAP;
“First Merger” mean the merger of Merger Sub 1 with and into SPAC, as a result of which the separate corporate existence of Merger Sub 1 will cease and SPAC will continue as the surviving company, and as a wholly owned subsidiary of the Company;
“First Merger Effective Time” mean the date and time that the First Merger becomes effective pursuant to the terms of the Business Combination Agreement and the First Plan of Merger;
“First Plan of Merger” mean the plan of merger with respect to the First Merger;
“FOAK” mean first-of-a-kind, the first commercial deployment of the Company’s LFR technology;
“Founder Shareholders” mean the holders of Founder Shares;
“Founder Shares” mean SPAC Class B Ordinary Shares initially purchased by the Sponsor in a private placement prior to the SPAC IPO;
“Fucina” mean Fucina Italia Srl, a subsidiary of the Company;
“IAEA” mean the International Atomic Energy Agency, the international organization within the United Nations system that promotes cooperation in the nuclear field and establishes safety standards and safeguards practices;
“IASB” mean the International Accounting Standards Board;
“IEA” mean the International Energy Agency, the international energy organization that works with governments and industry on energy policy, security and sustainability;
“IFRS” mean International Financial Reporting Standards, as issued by the IASB;

“Intermediate Redemptions” or the “Intermediate Redemption Scenario” mean the scenario in which a number of SPAC Public Shares equal to 50% of the SPAC Public Shares are redeemed in connection with the Business Combination;
“IP” mean intellectual property;
“IRR” mean internal rate of return;
“LFR” mean lead-cooled fast reactor, a fast-neutron nuclear reactor technology that uses liquid lead as the primary coolant;
“LFR-AS-30” mean the Company’s 30 MWe lead-cooled fast reactor design currently under development;
“LFR-AS-200” mean the Company’s 200 MWe lead-cooled fast reactor design currently under development;
“Lock-Up Arrangements” mean the transfer restrictions imposed upon (i) the Restricted Company Shareholders under the newcleo A&R Articles, (ii) the key Company Shareholders pursuant to the Company Shareholder Support Agreement and (iii) the Sponsor and other certain Sponsor insiders pursuant to the Sponsor Support Agreement;
“Maximum Redemptions” or the “Maximum Redemption Scenario” mean the scenario in which all SPAC Public Shares are redeemed in connection with the Business Combination;
“Merger Proposal” mean the special resolution to approve the First Plan of Merger and the transactions contemplated thereby;
“Merger Sub 1” mean newcleo1 Ltd., a Cayman Islands exempted company and a direct wholly owned subsidiary of the Company;
“Merger Sub 2” mean newcleo2 Ltd., a Cayman Islands exempted company and a direct wholly owned subsidiary of the Company;
“Merger Subs” mean Merger Sub 1 and Merger Sub 2, collectively;
“MOAK” mean multiple-of-a-kind, additional commercial deployments of the Company’s LFR technology following initial deployments, reflecting expected benefits from repeatability and standardization;
“MOX” mean mixed oxide fuel, nuclear fuel made from a mixture of plutonium oxide and uranium oxide;
“MWe” mean megawatt electric, a unit of electric power output;
“MWt” mean megawatt thermal, a unit of thermal power output;
“Nasdaq” mean The Nasdaq Stock Market LLC;
“newcleo A&R Articles” mean the amended and restated articles of association of the Company to be adopted immediately prior to the First Merger Effective Time, substantially in the form attached as Annex B to this proxy statement/prospectus;
“newcleo SA” mean newcleo SA, a subsidiary of newcleo;
“NNSA” mean the National Nuclear Security Administration, a semi-autonomous agency within the DOE responsible for U.S. nuclear security, defense nuclear nonproliferation and related programs;
“No Redemptions” or the “No Redemption Scenario” mean the scenario that assumes no SPAC Public Shareholders exercise their Redemption Rights;
“NOAK” mean next-of-a-kind, a subsequent commercial deployment of the Company’s LFR technology following the first-of-a-kind project;
“Non-Employee Share Plan” mean the NewCleo Ltd. Non-Employee Share Plan, adopted as of June 17, 2022, as may be amended from time to time;
“Non-Redemption Agreements” mean those certain non-redemption agreements, dated as of May 26, 2026, by and among SPAC, the Sponsor, the Company and each of the SPAC Shareholders party thereto;
“NRA Investors” mean the SPAC Shareholders party to the Non-Redemption Agreements;

“NRC” mean the U.S. Nuclear Regulatory Commission, the U.S. federal agency responsible for licensing and regulating civilian nuclear reactors, nuclear materials and certain nuclear waste activities;
“PIPE Financing” mean the private placement transactions contemplated in connection with the Transactions, as a result of which the applicable investors have agreed to purchase Company Ordinary Shares at $10.00 per share pursuant to the PIPE Subscription Agreements;
“PIPE Investors” mean investors who have agreed to purchase Company Ordinary Shares at $10.00 per share as part of the PIPE Financing;
“PIPE Shares” mean the 22,000,000 Company Ordinary Shares to be issued by the Company to the PIPE Investors as part of the Closing;
“PIPE Subscription Agreements” mean the subscription agreements, dated as of May 26, 2026, by and among SPAC, the Company and each of the PIPE Investors;
“Plans of Merger” mean the First Plan of Merger and the Second Plan of Merger, collectively;
“Post-Closing Company Equity Plan” mean the new omnibus incentive plan to be adopted by the Company in accordance with the Business Combination Agreement;
“Post-PIPE Financing” mean the investment in Ordinary Shares contemplated by that certain capital raise completed by the Company in July and August 2026;
“Post-PIPE Shares” mean any Ordinary Shares issued or issuable pursuant to the Post-PIPE Investment;
“Pre-PIPE Financing” mean the investments in Company Ordinary Shares contemplated by those certain subscription agreements, each entered into in March and April 2026, by and among the Company and the investors party thereto;
“Pre-PIPE Investors” mean the investors that invested in Company Ordinary Shares as part of the Pre-PIPE Investment;
“Pre-PIPE Shares” mean any Company Ordinary Shares issued pursuant to the Pre-PIPE Financing;
“pro forma” mean giving pro forma effect to the Transactions and the other related events contemplated by the Business Combination Agreement;
“R&D” mean research and development;
“Recapitalization” mean the consolidation, immediately following the Redenomination and prior to the First Merger Effective Time, of all issued and outstanding Company Ordinary Shares into such number of Company Ordinary Shares as is equal to the number of Company Ordinary Shares issued and outstanding immediately prior to such consolidation multiplied by the Recapitalization Factor, subject to any adjustment in respect of fractional shares as set forth in the Business Combination Agreement;
“Recapitalization Factor” mean the quotient obtained by dividing (A) the Base Equity Value by the Aggregate Diluted Company Shares and (B) the quotient of the foregoing clause (A) by $10.00.
“Redemption Rights” mean the rights of SPAC Public Shareholders to require SPAC to redeem their SPAC Public Shares for cash in connection with the vote to approve the Business Combination, in accordance with the SPAC Articles;
“Redenomination” mean the redenomination, immediately prior to the Recapitalization and the First Merger Effective Time, of the issued and outstanding share capital of the Company into Company Ordinary Shares with a U.S. dollar par value, in accordance with the UK Companies Act and the Business Combination Agreement;
“Registration Rights Agreement” mean the amended and restated registration rights agreement to be entered into at the Closing by and among the Company, the Sponsor and certain other holders, substantially in the form attached as Annex C to this proxy statement/prospectus, as it may be amended, modified or supplemented from time to time;
“Restricted Company Shareholders” mean Company Shareholders other than solely with respect to such shares, (i) any PIPE Shares, (ii) any Pre-PIPE Shares, (iii) any Post-PIPE Shares, (iv) any shares acquired in open market transactions following the Closing Date, and (v) with respect to each Company Shareholder, up to 10,000 Company Ordinary Shares held by such shareholder immediately following the Closing Date provided that such shares have been held by such shareholder for more than twelve (12) months prior to the Closing Date;

“RSU” mean a restricted stock unit;
“Rütschi” mean Pompes Rütschi SAS, a subsidiary of the Company;
“Second Merger” mean the merger of SPAC with and into Merger Sub 2, as a result of which the separate corporate existence of SPAC will cease and Merger Sub 2 will continue as the surviving company, and as a wholly owned subsidiary of the Company;
“Second Merger Effective Time” mean the date and time that the Second Merger becomes effective pursuant to the terms of the Business Combination Agreement and the Second Plan of Merger;
“Securities Act” mean the Securities Act of 1933, as amended;
“SMR” mean small modular reactor, a nuclear reactor designed to be smaller in size and output than conventional nuclear reactors and capable of modular deployment;
“SPAC” or “NewHold” mean NewHold Investment Corp III, a Cayman Islands exempted company;
“SPAC Articles” mean the amended and restated memorandum and articles of association of SPAC, adopted pursuant to a special resolution passed on February 27, 2025, as may be amended and/or restated from time to time;
“SPAC Board” or “NewHold Board” mean the board of directors of SPAC;
“SPAC Class A Ordinary Shares” mean the Class A ordinary shares of a par value of $0.0001 per share, of SPAC;
“SPAC Class B Ordinary Shares” mean the Class B ordinary shares of a par value of $0.0001 per share, of SPAC;
“SPAC Dissenting Shares” mean the SPAC Ordinary Shares held by the SPAC Shareholders who are entitled to demand and who shall have properly exercised in writing dissenters’ rights for such SPAC Ordinary Shares in accordance with Section 238 of the Companies Act and who have otherwise complied with all of the provisions of the Companies Act relevant to the exercise and perfection of dissenters’ rights, if any;
“SPAC IPO” mean the initial public offering of SPAC, which closed on March 3, 2025;
“SPAC IPO Letter Agreement” mean the letter agreement dated February 27, 2025 entered in connection with the SPAC IPO, by and among the Sponsor, SPAC’s directors and officers, and SPAC;
“SPAC IPO Underwriting Agreement” mean the underwriting agreement dated February 27, 2025, entered in connection with the SPAC IPO, by and between SPAC and BTIG;
“SPAC Ordinary Shares” mean the SPAC Class A Ordinary Shares and the SPAC Class B Ordinary Shares, collectively;
“SPAC Private Placement Shares” mean the SPAC Class A Ordinary Shares included in the SPAC Private Placement Units sold simultaneously with the closing of the SPAC IPO;
“SPAC Private Placement Units” mean the 780,100 private placement units sold simultaneously with the closing of the SPAC IPO, of which 552,600 private placement units were sold to the Sponsor and 227,500 private placement units were sold to BTIG, in each case at $10.00 per unit. Each SPAC Private Placement Unit consists of one SPAC Class A Ordinary Share and one-half of one SPAC Private Placement Warrant;
“SPAC Private Placement Warrants” mean the warrants included in the SPAC Private Placement Units, each whole warrant exercisable for one SPAC Class A Ordinary Share at an exercise price of $11.50 per share, subject to adjustment;
“SPAC Public Shares” mean the SPAC Class A Ordinary Shares sold in the SPAC IPO (whether purchased in the SPAC IPO or thereafter in the open market);
“SPAC Public Shareholders” mean the holders of SPAC Public Shares, including the Sponsor and SPAC’s officers and directors to the extent any of them hold SPAC Public Shares;
“SPAC Public Units” mean the units of SPAC sold in the SPAC IPO consisting of one SPAC Class A Ordinary Share and one-half of one SPAC Public Warrant (whether purchased in the SPAC IPO or thereafter in the open market);

“SPAC Public Warrants” mean the redeemable warrants sold as part of the SPAC Units in the SPAC IPO, each whole warrant exercisable for one SPAC Class A Ordinary Share at an exercise price of $11.50 per share, subject to adjustment;
“SPAC Record Date” mean the close of business on August 7, 2026;
“SPAC Shareholder Proposals” mean the proposals to be presented to SPAC Shareholders for approval in connection with the Transactions, namely the Business Combination Proposal, the Merger Proposal and, if necessary, the Adjournment Proposal;
“SPAC Shareholders” mean the holders of SPAC Ordinary Shares;
“SPAC Transfer Agent” mean the transfer agent of SPAC, Continental Stock Transfer & Trust Company;
“SPAC Transaction Expenses” mean all fees, costs, expenses, finder’s fees, commissions and other amounts incurred, paid or otherwise payable by or on behalf of SPAC or SPAC’s affiliates as a result of or in connection with the negotiation, documentation, preparation, execution or performance of the Business Combination Agreement or otherwise in connection with the Transactions, including deferred underwriting commissions, advisory, legal, accounting, tax, transfer agent, trustee, printer, consultant and administrative service provider fees and any unpaid working capital loans, in each case as more fully described in the Business Combination Agreement;
“SPAC Units” mean the units sold in the SPAC IPO, each consisting of one SPAC Class A Ordinary Share and one-half of one SPAC Public Warrant;
“SPAC Warrant Agent” mean the warrant agent of SPAC, Continental Stock Transfer & Trust Company;
“SPAC Warrants” mean the SPAC Public Warrants and the SPAC Private Placement Warrants;
“Sponsor” mean NewHold Industrial Technology III, LLC, a Delaware limited liability company;
“Sponsor Support Agreement” mean the sponsor support agreement to be entered into concurrently with the Business Combination Agreement by and among SPAC, the Company, the Sponsor and the other parties thereto, as it may be amended, modified or supplemented from time to time;
“SRS” mean Servizi Ricerche e Sviluppo Srl, a subsidiary of the Company;
“Takeover Code” mean the City Code on Takeovers and Mergers;
“Trading Day” mean any day on which the Company Ordinary Shares are actually traded on the Nasdaq or any other exchange on which the Company Ordinary Shares are then listed or quoted;
“Transaction Agreements” mean the Business Combination Agreement, the Registration Rights Agreement, the Sponsor Support Agreement, the Company Support Agreement, the PIPE Subscription Agreements, the Plans of Merger, the Closing Warrant Agreement and the other agreements, documents, instruments and certificates entered into in connection therewith;
“Transactions” mean the Mergers, together with the other transactions contemplated by the Business Combination Agreement and the other Transaction Agreements;
“Trust Account” mean the trust account of SPAC that holds the proceeds from the SPAC IPO;
“TWh” mean terawatt-hour, a unit of energy equal to one trillion watt-hours;
“ÚJD SR” mean the Nuclear Regulatory Authority of the Slovak Republic (Úrad jadrového dozoru Slovenskej republiky), the central government authority of the Slovak Republic for nuclear regulation;
“UK Companies Act” mean the Companies Act 2006 of the United Kingdom, as amended from time to time;
“U.S. GAAP” mean generally accepted accounting principles in the United States;
“USD” mean U.S. dollars ($), the lawful currency of the United States;
“Warrant Agreement” mean the Warrant Agreement, dated February 27, 2025, between SPAC and the SPAC Warrant Agent; and

“Warrant Adoption Agreement” mean the warrant termination and adoption agreement to be entered into at the Closing by and among the Company, SPAC, the SPAC Warrant Agent and the Company Warrant Agent, substantially in the form attached as Exhibit 4.9 to the registration statement of which this proxy statement/prospectus forms a part, as it may be amended, modified or supplemented from time to time.

SUMMARY OF THE MATERIAL TERMS OF THE TRANSACTIONS
The Business Combination and the Business Combination Agreement
The terms and conditions of the Business Combination are contained in the Business Combination Agreement, which is attached as Annex A to this proxy statement/prospectus. We encourage you to read the Business Combination Agreement carefully and, in its entirety, as it is the legal document that governs the Business Combination. Please see the section entitled “The Business Combination” below for additional information and summary of certain terms of the Business Combination Agreement and the other Transaction Agreements entered into or to be entered into in connection with the Business Combination Agreement.
If the Business Combination Agreement is approved and adopted and the Business Combination is consummated, (a) Merger Sub 1 will merge with and into SPAC pursuant to the First Plan of Merger and SPAC will be the surviving company and a direct, wholly owned subsidiary of the Company, and (b) SPAC will merge with and into Merger Sub 2 pursuant to the Second Plan of Merger and Merger Sub 2 will be the surviving company and a direct, wholly owned subsidiary of the Company.
Pre-Merger Transactions
Under the Business Combination Agreement, prior to the First Merger Effective Time, the following actions shall take place or be effected (in the order set forth): (i) the share premium account of the Company shall be reduced by such amount as is deemed to be required by the Company, among other things, to permit the Company to satisfy the condition, set out at section 90(2) of the UK Companies Act, to re-register as a public limited company (for more information, see “The Business Combination—Overview of the Transactions Contemplated by the Business Combination Agreement—Company Capital Restructuring—Reduction of Share Premium Account”); (ii) the Company shall be re-registered as a public limited company; (iii) the Company A&R Articles shall be adopted and become effective; (iv) immediately prior to the Recapitalization, the issued and outstanding share capital of the Company shall be redenominated as U.S. dollar shares of a par value determined in accordance with the UK Companies Act (the “Redenomination”); and (v) immediately following the Redenomination and prior to the First Merger Effective Time, all of the issued and outstanding Company Ordinary Shares as of immediately prior to such consolidation shall be consolidated into such number of Company Ordinary Shares as is equal to the number of issued and outstanding Company Ordinary Shares multiplied by the Recapitalization Factor, subject to any adjustment in relation to the issuance of fractional shares as set forth in the Business Combination Agreement (collectively, the “Capital Restructuring”).
Merger Consideration
Pursuant to the Business Combination Agreement, after giving effect to the Capital Restructuring, at the First Merger Effective Time, (i) each issued and outstanding SPAC Ordinary Share will automatically be converted into the right of the holder thereof to receive one (1) Company Ordinary Share, and (ii) each SPAC Warrant outstanding immediately prior to the First Merger Effective Time will cancelled in exchange for a corresponding Company Warrant to purchase Company Ordinary Shares.
Certain Agreements Related to the Business Combination
Sponsor Support Agreement
Concurrently with the execution of the Business Combination Agreement, SPAC, the Company and the Sponsor entered into the Sponsor Support Agreement, pursuant to which the Sponsor has agreed to, among other things, (i) vote all of its SPAC Securities (as defined in the Business Combination Agreement) in favor of the adoption and approval of the Business Combination Agreement, the First Plan of Merger and the other documents contemplated thereby and the Transactions, including the Business Combination, and against any proposal that would or would reasonably be expected to impede, delay, frustrate or prevent the Transactions, (ii) not transfer or redeem any of its SPAC Securities prior to the Closing, from the date of the Sponsor Support Agreement until the earlier of the Closing Date and the termination of the Business Combination Agreement and (iii) not transfer Company Ordinary Shares following the Closing in accordance with certain transfer restrictions described more fully in the section of this proxy statement/prospectus entitled “Shares Eligible for Future Sale—Lock-Up Arrangements.”
Company Shareholder Support Agreement
Concurrently with the execution of the Business Combination Agreement, SPAC, the Company and the certain key Company Shareholders entered into the Company Shareholder Support Agreement, pursuant to which such Company

Shareholders have agreed to, among other things, (i) vote all of their Company Ordinary Shares in favor of the adoption and approval of the Business Combination Agreement, the other documents contemplated thereby and the Transactions, including the Business Combination, and against any proposal that would or would reasonably be expected to impede, delay, frustrate or prevent the Transactions, (ii) not transfer any Company Ordinary Shares (excluding PIPE Shares and Pre-PIPE Shares) prior to the Closing, from the date of the Company Shareholder Support Agreement until the earlier of the Closing Date and the termination of the Business Combination Agreement and (iii) not transfer Company Ordinary Shares (excluding PIPE Shares and Pre-PIPE Shares) following the Closing in accordance with certain transfer restrictions described more fully in the section of this proxy statement/prospectus entitled “Shares Eligible for Future Sale—Lock-Up Arrangements.”
PIPE Subscription Agreements
Concurrently with and following the execution of the Business Combination Agreement, the Company, SPAC and the PIPE Investors entered into the PIPE Subscription Agreements, pursuant to which the PIPE Investors have agreed to purchase, and the Company has agreed to sell to the PIPE Investors, at the First Merger Effective Time, the PIPE Shares at a price per share of $10.00, for an aggregate purchase price of $220,000,000, which price per share and aggregate purchase price assumes that the Company has effected the Capital Restructuring prior to the First Merger Effective Time. The closing of the PIPE Investment is conditioned upon the consummation of the Business Combination.
The PIPE Subscription Agreements provide for the issuance of Company Ordinary Shares rather than SPAC Ordinary Shares because the issued and outstanding SPAC Ordinary Shares will be exchanged for Company Ordinary Shares at Closing. There are important differences between the rights of holders of SPAC Ordinary Shares and holders of Company Ordinary Shares. See “Comparison of Rights of Company Shareholders and SPAC Shareholders” for a discussion of the different rights associated with holding Company securities.
Non-Redemption Agreements
Concurrently with the execution of the Business Combination Agreement, the SPAC, the Company, the Sponsor and the NRA Investors entered into the Non-Redemption Agreements, pursuant to which the NRA Investors agreed not to redeem (or to validly rescind any redemption requests on) up to 923,780 SPAC Class A Ordinary Shares in connection with the Extraordinary General Meeting. In exchange for the foregoing commitment not to redeem such SPAC Class A Ordinary Shares, the Sponsor agreed to forfeit 92,378 SPAC Class B Ordinary Shares at the Closing and assign to the NRA Investors, for no additional consideration, an equivalent number of Company Ordinary Shares to be issued at the Closing.
The Non-Redemption Agreements are expected to increase the amount of funds that remain in the Trust Account following the Extraordinary General Meeting, relative to the amount of funds that would be expected to remain in the Trust Account following the Extraordinary General Meeting had the Non-Redemption Agreement not been entered into and the SPAC Class A Ordinary Shares subject to such agreements had been redeemed.
The SPAC, the Company and the Sponsor may enter into additional non-redemption agreements from time to time prior to the Closing with other parties on substantially the same terms as the Non-Redemption Agreements, subject to the terms set forth in the Non-Redemption Agreements.
Registration Rights Agreement
At the Closing, the Company, the Sponsor, SPAC and other parties listed thereto will enter into the Registration Rights Agreement, pursuant to which, among other things, the Company will agree to undertake certain resale shelf registration obligations in accordance with the Securities Act and certain holders have been granted customary demand and piggyback registration rights. The Registration Rights Agreement also provides that the Company will pay certain expenses relating to such registrations and indemnify the relevant holders of Company Ordinary Shares against certain liabilities. The rights granted under the Registration Rights Agreement supersede any prior registration, qualification or similar rights of the parties with respect to their SPAC Securities.

Closing Warrant Agreement
Prior to the Closing, the Company, SPAC and the SPAC Warrant Agent will negotiate in good faith the Warrant Adoption Agreement, pursuant to which, among other things, (i) the SPAC will terminate the SPAC Warrant Agreement, and (ii) the Company will adopt a new warrant agreement to provide for the existence of warrants of the Company, each of which will represent the right to receive, from the Closing, a warrant to purchase one Company Ordinary Share, on the terms and subject to the conditions set forth therein. The Company may, in its good faith discretion, elect to instead amend and restate the SPAC Warrant Agreement to cause each SPAC Warrant to represent the right to receive, from the Closing, a warrant to purchase one Company Ordinary Share, in each of clauses (i) and (ii), on the terms and subject to the conditions set forth therein.

QUESTIONS AND ANSWERS ABOUT THE BUSINESS COMBINATION AND
THE EXTRAORDINARY GENERAL MEETING
The questions and answers below highlight only elected information set forth elsewhere in this proxy statement/prospectus and only briefly address some commonly asked questions about the Extraordinary General Meeting and the proposals to be presented at the Extraordinary General Meeting, including with respect to the proposed Business Combination. The following questions and answers do not include all the information that may be important to our shareholders. We urge shareholders to carefully read this entire proxy statement/prospectus, including the annexes and the other documents referred to herein, to fully understand the proposed Business Combination and the voting procedures for the Extraordinary General Meeting.
In this section, “we,” “us,” or “our” refers to NewHold, and “newcleo” or the “Company” refers to NewCleo Ltd. Capitalized terms hereunder but not otherwise defined shall have the meaning as set forth under the section titled “Frequently Used Terms.”
Q.	Why am I receiving this proxy statement?
A.
Our shareholders are being asked to consider and vote upon, subject to the passing of the Merger Proposal, as an ordinary resolution, a proposal to approve the Business Combination and other transactions as contemplated by the Business Combination Agreement, a copy of which is attached to this proxy statement/prospectus as Annex A, among other proposals. We have entered into the Business Combination Agreement, which provides that, among other transactions, on the terms and subject to the conditions set forth therein, (a) at the First Merger Effective Time, Merger Sub 1 will merge with and into NewHold, the separate corporate existence of Merger Sub 1 will cease and NewHold will be the surviving company in such merger and a wholly owned subsidiary of the Company and (b) at the Second Merger Effective Time, NewHold will merge with and into Merger Sub 2, the separate corporate existence of NewHold will cease and Merger Sub 2 will be the surviving company in such merger and a wholly owned subsidiary of the Company. You are being asked consider and vote upon, subject to the passing of the Merger Proposal, as an ordinary resolution, a proposal to approve the entry into, execution and adoption of the Business Combination Agreement and transactions contemplated thereby (Proposal No. 1—The Business Combination Proposal).

Q.	Are there any other matters being presented to shareholders at the meeting?
A.	In addition to the Business Combination Proposal as described in the question above, SPAC Shareholders are also being asked to consider and vote upon the following proposals:
•
The Merger Proposal—to consider and vote upon, as a special resolution, subject to the passing of the Business Combination Proposal, a proposal to approve the First Plan of Merger, pursuant to which NewHold will merge with and into Merger Sub 1, as a result of which the separate corporate existence of Merger Sub 1 will cease and NewHold will continue as the surviving company. A copy of the First Plan of Merger is attached as Annex A-1 to this proxy statement/prospectus (Proposal No. 2—The Merger Proposal); and

•
The Adjournment Proposal—to consider and vote upon, as an ordinary resolution, a proposal to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary in the opinion of the chairman of NewHold, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve one or more proposals presented to shareholders for vote (Proposal No. 3—The Adjournment Proposal).

We will hold the Extraordinary General Meeting of shareholders to consider and vote upon these proposals. This proxy statement/prospectus and its annexes contain important information about the proposed Business Combination and the other matters to be acted upon at the Extraordinary General Meeting. You should read this proxy statement/prospectus and its annexes carefully and in their entirety. The vote of shareholders is important. Regardless of how many shares you own, you are encouraged to vote as soon as possible after carefully reviewing this proxy statement/prospectus.
Q.	Why is NewHold providing shareholders with the opportunity to vote on the Business Combination?
A.
Pursuant to the SPAC Articles, we are required to either: (i) submit the Business Combination to the SPAC Shareholders for approval; or (ii) provide SPAC Public Shareholders with an opportunity to have their shares redeemed for cash upon the consummation of our initial business combination, by means of a tender offer. The SPAC Articles provide that any Public Shareholder who is not the Sponsor, a Founder Shareholder, officer or director of the SPAC may, in connection with any vote on a proposed Business Combination, elect to have their Public Shares redeemed. Due to the structure of the Business Combination, we are providing this opportunity in conjunction with a shareholder vote.
Q.	What will happen to our securities upon consummation of the Business Combination?
A.
SPAC Public Units, SPAC Public Warrants and SPAC Public Shares are currently listed on Nasdaq under the symbols “NHICU”, “NHICW” and “NHIC”, respectively. Our securities will cease trading upon consummation of the Business Combination. newcleo intends to apply for listing of Company Ordinary Shares on the Stock Exchange under the symbol “NWCL,” to be effective upon consummation of the Business Combination. While trading on the Stock Exchange is expected to begin on the first Business Day following the consummation of the Business Combination, there can be no assurance that the Company Ordinary Shares will be listed on the Stock Exchange or that a viable and active trading market for the Company’s Ordinary Shares will develop.

Upon consummation of the Business Combination, the SPAC Shareholders will become Company Shareholders. Following the Closing of the Business Combination, the Company Shareholders are expected to hold a total of 244,883,387 Company Ordinary Shares (assuming an estimated Recapitalization Factor of 0.4807 calculated as of the date of this proxy statement/prospectus). As a result: (1) assuming No Redemptions and the exercise of all issued and outstanding SPAC Warrants, it is estimated that the Company Shareholders will hold approximately 81.5% of the total Company Ordinary Shares; (2) assuming Intermediate Redemptions and the exercise of all issued and outstanding SPAC Warrants, it is estimated that the Company Shareholders will hold approximately 84.1% of the total Company Ordinary Shares; and (3) assuming Maximum Redemptions and the exercise of all issued and outstanding SPAC Warrants, it is estimated that the Company Shareholders will hold approximately 87.1% of the total Company Ordinary Shares. See “Beneficial Ownership of Securities.” Following the Closing of the Business Combination, SPAC Public Shareholders will only receive Company Ordinary Shares.
Q.	Will the Company obtain new financing in connection with the Business Combination?
A.
Contemporaneously with the execution of the Business Combination Agreement, on May 26, 2026, the PIPE Investors agreed to subscribe for and purchase an aggregate of 22,000,000 PIPE Shares at $10.00 per share, for an aggregate purchase price equal to $220,000,000, pursuant to the terms and conditions of the PIPE Subscription Agreements. The PIPE Investors are permitted under the PIPE Subscription Agreements to satisfy their commitments thereunder through the purchase of SPAC Class A Ordinary Shares on the public market on a one-for-one basis, subject to the PIPE Investors agreeing (i) not to sell or otherwise transfer the Public Market Purchase Shares prior to the completion of the Business Combination and the consummation of the PIPE Financing, (ii) to vote any Public Market Purchase Shares in favor of the Business Combination or submit a proxy abstaining from voting thereon and (iii) not to exercise any Redemption Rights. For more information about the PIPE Financing and other arrangements contemplated by the Business Combination Agreement, please see the section entitled “The Business Combination—Certain Agreements Related to the Business Combination.”

Q.	What are the U.S. federal income tax consequences of the Business Combination to a U.S. Holder of SPAC Class A Ordinary Shares and/or SPAC Warrants?
A.
The U.S. federal income tax treatment of the Business Combination will depend in part on whether it qualifies as a “reorganization” within the meaning of Section 368(a) of the Code (a “Reorganization”). The Company and SPAC intend that the Mergers, taken together as an integrated transaction, be treated as a Reorganization. To qualify as a Reorganization, however, the Mergers must satisfy certain requirements, and there are significant factual and legal uncertainties as to whether the Mergers will satisfy such requirements. For example, under the “continuity of business enterprise” requirement under U.S. Treasury Regulations Section 1.368-1(d), the acquiring corporation must either directly or indirectly, through certain controlled corporations, either continue a significant line of the acquired corporation’s historic business or use a significant portion of the acquired corporation’s historic business assets in a business. There is an absence of guidance bearing directly on how these rules would apply in the case of the acquisition of a blank check company, such as SPAC, that holds Closing) would affect this analysis. In particular, it is unclear whether SPAC would be treated as having a historic business and, even if so, whether the Company would be treated as continuing SPAC’s historic business or using SPAC’s historic business assets in the Company’s business. Accordingly, no assurance can be given that the Mergers will meet the continuity of business enterprise requirement to qualify as a Reorganization. Moreover, for the Mergers to qualify as a Reorganization, it is necessary that the “continuity of interest” requirement as set forth in U.S. Treasury Regulations Section 1.368-1(e) be met, which would require that a substantial part of the value of the proprietary interests in SPAC be preserved in the Mergers. If a sufficiently high number of SPAC Class A Ordinary Shares are redeemed, this requirement may not be satisfied, in which case the Mergers may not qualify as a Reorganization. In particular, if more than 60 percent of the SPAC Class A Ordinary Shares are redeemed, there is greater uncertainty regarding the treatment of the Mergers as a Reorganization. Accordingly, the qualification of the Mergers as a Reorganization is based on facts that will not be known until or following the closing of the Business Combination and is subject to the legal uncertainties described above. In addition, neither SPAC nor the Company intends to request a ruling from the U.S. Internal Revenue Service (the “IRS”) regarding the U.S. federal income tax treatment of the Business Combination. Accordingly, no assurance can be given that the Business Combination qualifies as a Reorganization. Further, the closing of the Business Combination is not conditioned upon the receipt of an opinion of counsel that the Mergers will qualify as a Reorganization.
It is the opinion of Loeb that, on the basis of facts, representations and assumptions set forth or referred to in the tax opinion of Loeb (which is attached as Exhibit 8.1 to the registration statement of which this proxy statement/prospectus forms a part), and as long as no more than 60 percent of the SPAC Class A Ordinary Shares are redeemed, the Mergers, taken together as an integrated transaction, more likely than not qualify as a Reorganization.
If the Mergers qualify as a Reorganization, U.S. Holders (as defined below in the section titled “Material U.S. Federal Income Tax Considerations”) of SPAC Class A Ordinary Shares and SPAC Warrants generally will not recognize gain or loss on the exchange of SPAC Class A Ordinary Shares and SPAC Warrants for Company Ordinary Shares and Company Warrants, as the case may be. If the Business Combination does not qualify as a Reorganization, then a U.S. Holder of SPAC Class A Ordinary Shares and SPAC Warrants generally would recognize gain or loss in an amount equal to the difference, if any, between the fair market value of Company Ordinary Shares and Company Warrants received in the Business Combination, over such U.S. Holder’s aggregate tax basis in the corresponding SPAC Class A Ordinary Shares and SPAC Warrants surrendered, as the case may be, by such U.S. Holder in the Business Combination. For further detail, see “Material U.S. Federal Income Tax Considerations—The Business Combination.”
Even if the Business Combination qualifies as a Reorganization, U.S. Holders may be required to recognize gain (but not loss) on account of the application of the Passive Foreign Investment Company (“PFIC”) rules, as described in more detail below under “Material U.S. Federal Income Tax Considerations.”
The tax consequences of the Business Combination are complex and will depend on each holder’s particular circumstances. For a more detailed discussion of U.S. federal income tax considerations in respect of the Business Combination for U.S. Holders (as defined below in the section titled “Material U.S. Federal Income Tax Considerations”) of SPAC Ordinary Shares and SPAC Warrants, see the section titled “Material U.S. Federal Income Tax Considerations.” If you are a U.S. Holder whose SPAC Ordinary Shares or SPAC Warrants are exchanged in the Business Combination, we urge you to consult your own tax advisors regarding the tax consequences thereof.
Q.	Why is NewHold proposing the Business Combination?
A.	We were incorporated to effect a merger, amalgamation share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities.
On March 3, 2025, we consummated the SPAC IPO of 20,125,000 SPAC Public Units at an offering price of $10.00 per SPAC Public Unit, generating total gross proceeds of $201,250,000. Simultaneously with the closing of the SPAC IPO, we consummated the sale of 780,100 SPAC Private Placement Units at a price of $10.00 per SPAC Private Placement Unit in a private placement to the Sponsor and the underwriters, generating gross proceeds of $7,801,000. Following the closing of the SPAC IPO, an amount equal to $202,256,000 from the net proceeds of the sale of the SPAC Public Units and SPAC Private Placement Units in the SPAC IPO was placed into the Trust Account. Since the SPAC IPO, our activity has been limited to the evaluation of business combination candidates.

We believe that the Business Combination will provide our shareholders with an opportunity to participate in the ownership of a company with significant growth potential. See the section titled “Proposal No.1—The Business Combination Proposal—SPAC Board’s Reasons for the Approval of the Business Combination and Recommendation.”
Q.	Do I have redemption rights?
A.
If you are a SPAC Public Shareholder, you have the right to demand that we redeem your SPAC Public Shares for a per-SPAC Ordinary Share redemption price payable in cash, equal to the aggregate amount then on deposit in our Trust Account, calculated as of two (2) business days prior to the consummation of the Business Combination, including interest earned on the Trust Account (which interest shall be net of taxes payable), divided by the number of then issued SPAC Public Shares, subject to applicable law and only in the event that the Business Combination is approved and consummated. We refer to the right to demand redemption of the SPAC Public Shares as “redemption rights.”

Notwithstanding the foregoing, a SPAC Public Shareholder, together with any affiliate of his or her or any other person with whom such holder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from seeking redemption rights with respect to more than 15% of the SPAC Public Shares.
Accordingly, all SPAC Public Shares in excess of 15% held by a SPAC Public Shareholder, together with any affiliate of such holder or any other person with whom such holder is acting in concert or as a “group,” will not be redeemed and converted into cash.
Furthermore, under the Business Combination Agreement, as one of the Closing Conditions (as defined in the Business Combination Agreement), NewHold shall have at least $5,000,001 of net tangible assets following such redemptions, unless such condition has been waived by all parties.
Q.	Will how I vote on the Business Combination affect my ability to exercise my redemption rights?
A.
No. A SPAC Public Shareholder may exercise redemption rights regardless of whether it votes for or against the Business Combination Proposal or votes on such proposal at all, or if it is a shareholder on the Record Date. This means that any SPAC Public Shareholder holding SPAC Public Shares may exercise redemptions rights so long as it holds SPAC Public Shares as of the date it tenders the shares for redemption, regardless of whether it is entitled to vote on any of the SPAC Shareholder Proposals and regardless of whether it votes at all.

Q.	How do I exercise my redemption rights?
A.
If you are a Public Shareholder and wish to exercise your redemption rights, you must demand that we redeem your shares for cash and tender your SPAC Public Shares to Continental Stock Transfer & Trust Company, our transfer agent, no later than two (2) Business Days prior to the Extraordinary General Meeting. You may tender your SPAC Public Shares by either delivering your share certificates (if any) and other redemption forms to the transfer agent or by delivering your SPAC Public Shares to the transfer agent electronically using the DWAC System. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your SPAC Public Shares are properly tendered for redemption. Any Public Shareholder satisfying the requirements for exercising redemption rights will be entitled to per-share redemption price, payable in cash, equal to the aggregate amount in the Trust Account, calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the Trust Account (which interest shall be net of taxes payable) (which, for illustrative purposes, was $10.58 per share, as of the Record Date). Such amount will be paid promptly upon consummation of the Business Combination. There are currently no owed but unpaid income taxes on the funds in the Trust Account.

Any request for redemption, once made by a SPAC Public Shareholder, may be withdrawn at any time up to the deadline for submitting redemption requests, which is 5:00 p.m. Eastern Time on September 15, 2026 (two (2) Business Days prior to the date of the Extraordinary General Meeting), and thereafter, with our consent, until the Closing. If you deliver your share certificates (if any) and other redemption forms to our transfer agent and later decide prior to the Extraordinary General Meeting not to elect redemption, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed at the end of this section or, if you hold your shares in “street name,” by contacting your bank, broker or other nominee and following their instructions to withdraw your request for redemption.

Any corrected or changed written exercise of redemption rights must be received by our transfer agent at least two (2) Business Days prior to the vote taken on the Business Combination Proposal at the Extraordinary General Meeting. No demand for redemption will be honored unless the holder’s share certificates (if any) and other redemption forms or SPAC Public Shares have been delivered (either physically or electronically) to the transfer agent.
If you are a SPAC Public Shareholder and you exercise your redemption rights validly, it will not result in loss of any SPAC Public Warrants that you may hold.
Q.	If I am a holder of the SPAC Public Warrants, can I exercise redemption rights with respect to my warrants?
A.	No. SPAC Public Warrant holders have no redemption rights with respect to such securities.
Q.	Can the Sponsor and its affiliates redeem its Founder Shares and SPAC Private Placement Shares in connection with the consummation of the Business Combination?
A.
No. The Sponsor and its affiliates have agreed to waive their redemption rights with respect to the SPAC Class B Ordinary Shares and SPAC Private Placement Shares they may hold in connection with the consummation of the Business Combination, pursuant to the SPAC IPO Letter Agreement, and they did not, and are not expected to, receive any consideration in exchange for such waiver. As set forth in the SPAC IPO Letter Agreement, the relevant parties agreed to waive their redemption rights in order to induce SPAC and the underwriters of SPAC IPO to enter into the SPAC IPO Underwriting Agreement and to proceed with the SPAC IPO.

Q.	What are the U.S. federal income tax consequences to me if I exercise my redemption rights?
A.
The U.S. federal income tax consequences of exercising your redemption rights depends on your particular facts and circumstances. For a more complete discussion of the U.S. federal income tax considerations of an exercise of redemption rights, please see the section titled “Material U.S. Federal Income Tax Considerations—U.S. Holders—Exercise of Redemption Rights with Respect to SPAC Class A Ordinary Shares.” We urge you to consult your own tax advisors regarding the tax consequences of exercising your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws.

Q.	Do I have appraisal rights if I object to the proposed Business Combination?
A.
Under the Cayman Companies Act, shareholders of a Cayman Islands company ordinarily have dissenters’ rights with respect to a merger. The Cayman Companies Act prescribes when shareholder dissenters’ rights will be available and sets the limitations on such rights. Where such rights are available and have been validly exercised and not effectively waived, withdrawn, forfeited or otherwise lost, dissenting shareholders are entitled to receive fair value for their shares.

Regardless of whether shareholder dissenters’ rights are or are not available, holders of SPAC Class A Ordinary Shares are still entitled to exercise the rights of redemption as set out herein.
In order for holders of SPAC Class A Ordinary Shares to validly exercise their dissenters’ rights in connection with the Business Combination under the Cayman Companies Act, they must provide to NewHold prior to the vote on the Merger Proposal their written objection to the First Merger and a statement demanding the payment for their SPAC Class A Ordinary Shares, and subsequently comply with all procedures and requirements of Section 238 of the Cayman Companies Act for the exercise of shareholder appraisal rights.
In essence, that procedure is as follows: (i) as noted above, the shareholder must give their written objection to the merger or consolidation to the constituent company before the vote on the merger or consolidation, including a statement that the shareholder proposes to demand payment for their shares if the merger or consolidation is authorized by the vote; (ii) within 20 days following the date on which the merger or consolidation is approved by the shareholders, the constituent company must give written notice of such approval to each shareholder who made a written objection; (iii) a shareholder must within 20 days following receipt of such notice from the constituent company, give the constituent company a written notice of their decision to dissent in respect of all of their shares, including, among other details, a demand for payment of the fair value of their shares; (iv) within seven days immediately following the date of the expiration of the period set out in (iii) above, or within seven days immediately following the date on which the plan of merger or consolidation is filed, whichever is later, the constituent company, the surviving company or the consolidated company must make a written offer to each dissenting shareholder to purchase their shares at a specified price that the company determines is the fair value and if the company making the offer and the dissenting shareholder agree the price within the 30 days immediately following the date on which the offer was made, the company must pay the dissenting shareholder such amount; and (v) if the company and the dissenting shareholder fail to agree on the price to be paid for the relevant shares within such 30 day period, within 20 days immediately following the date on which such 30 day period expires, the company must (and any dissenting shareholder may) file a petition with the Grand Court of the Cayman Islands to determine the fair value of the shares of all dissenting shareholders, and such petition must be accompanied by a verified list of the names and addresses of all the dissenting shareholders with whom agreements as to the fair value of their shares have not been reached by the company. At the hearing of that petition, the court has the power to determine the fair value of the shares together with a fair rate of interest, if any, to be paid by the company upon the amount determined to be the fair value. Any dissenting shareholder whose name appears on the list filed by the company may participate fully in all proceedings until the determination of fair value is reached.
Q.	What happens to the funds deposited in the Trust Account after consummation of the Business Combination?
A.
The net proceeds of the SPAC IPO, together with a portion of the proceeds from the sale of the SPAC Private Placement Units, equal in the aggregate to $202,256,000 were placed in the Trust Account immediately following the SPAC IPO. As of the Record Date, the cash held in the Trust Account amounted to $213,053,705.04.

After consummation of the Business Combination, the funds in the Trust Account will be used to pay, on a pro rata basis, SPAC Public Shareholders who exercise redemption rights and to pay fees and expenses incurred in connection with the Business Combination. Any remaining cash will be used for working capital and general corporate purposes of the Company.
Q.	What happens if a substantial number of SPAC Public Shareholders vote in favor of the Business Combination Proposal and exercise their redemption rights?
A.
SPAC Public Shareholders may vote in favor of the Business Combination and still exercise their redemption rights, although they are not required to vote in any way to exercise such redemption rights. Accordingly, the Business Combination may be consummated even though the funds available from the Trust Account and the number of SPAC Public Shareholders is substantially reduced as a result of redemptions by SPAC Public Shareholders. To the extent that there are fewer SPAC Public Shares and SPAC Public Shareholders, the trading market for the Company Ordinary Shares may be less liquid than the market was for SPAC Public Shares prior to the Transactions. Further, given that the Company Ordinary Shares to be received by the Restricted Company Shareholders and by the Sponsor Parties will be subject to the transfer restrictions set forth in the Lock-Up Arrangements, it is possible that the Company will fail to satisfy the listing standards of the Stock Exchange. See “Shares Eligible for Future Sale—Lock-Up Arrangements.” In addition, to the extent of any redemptions, fewer funds from the Trust Account would be available to the Company following the consummation of the Business Combination.

Furthermore, under the Business Combination Agreement, as one of the Closing Conditions, NewHold shall have at least $5,000,001 of net tangible assets following such redemptions, unless such condition has been waived by all parties.
Q.	What ownership levels will current shareholders of NewHold have after consummation of the Business Combination?
A.
In connection with the Business Combination, NewHold and newcleo agreed on a pre-money equity value of $2,350,000,000 for the Company. Immediately following the Redenomination, all of the issued Company Ordinary Shares will be consolidated into such number of Company Ordinary Shares as is equal to the number of issued and outstanding Company Ordinary Shares multiplied by the Recapitalization Factor (as defined in the Business Combination Agreement), which is the quotient obtained by dividing (A) the Base Equity Value (as defined in the Business Combination Agreement) by the Aggregate Diluted Company Shares (as defined in the Business Combination Agreement) and (B) the quotient of the foregoing clause (A) by $10.00, subject to any adjustment in relation to the issuance of fractional shares as set forth in the Business Combination Agreement.

Upon the completion of the Business Combination and the consummation of the PIPE Financing, and assuming, among other things, No Redemptions by SPAC Public Shareholders and that all issued and outstanding SPAC

Warrants are exercised, it is anticipated that (i) the Company Shareholders will retain an ownership interest of approximately 81.5% of the Company’s total issued and outstanding share capital; (ii) the Sponsor and its affiliates holding the Founder Shares as well as SPAC Private Placement Warrants and SPAC Class A Ordinary Shares underlying the SPAC Private Placement Units will hold approximately 1.2% of the Company’s total issued and outstanding share capital; (iii) the SPAC Public Shareholders will hold approximately 6.7% of the Company’s total issued and outstanding share capital; (iv) the holders of SPAC Public Warrants will hold 3.3% of the Company’s total issued and outstanding share capital; and (v) the PIPE Investors will hold approximately 7.3% of the Company’s total issued and outstanding share capital.
If any of the SPAC Public Shareholders exercise their redemption rights, the percentage of the issued and outstanding shares of Company Ordinary Shares held by the SPAC Public Shareholders will decrease and the percentages of issued and outstanding shares of Company Ordinary Shares held by the PIPE Investors, the Sponsor and its affiliates and the Company Shareholder, will each increase, in each case relative to the percentage held if none of the SPAC Public Shares are redeemed.
Upon the completion of the Business Combination and the consummation of the PIPE Financing, and assuming, among other things, Intermediate Redemptions and that all issued and outstanding SPAC Warrants are exercised, it is anticipated that (i) the Company Shareholders will retain an ownership interest of approximately 84.1% of the Company’s total issued and outstanding share capital; (ii) the Sponsor and its affiliates holding the Founder Shares as well as SPAC Private Placement Warrants and SPAC Class A Ordinary Shares underlying the SPAC Private Placement Units will hold approximately 1.2% of the Company’s total issued and outstanding share capital; (iii) the SPAC Public Shareholders will hold approximately 3.6% of the Company’s total issued and outstanding share capital; (iv) the holders of SPAC Public Warrants will hold 3.5% of the Company’s total issued and outstanding share capital; and (v) the PIPE Investors will hold approximately 7.6% of the Company’s total issued and outstanding share capital.
Upon the completion of the Business Combination and the consummation of the PIPE Financing, and assuming, among other things, Maximum Redemptions and that all issued and outstanding SPAC Warrants are exercised, it is anticipated that (i) the Company Shareholders will retain an ownership interest of approximately 87.1% of the Company’s total issued and outstanding share capital; (ii) the Sponsor and its affiliates holding the Founder Shares as well as SPAC Private Placement Warrants and SPAC Class A Ordinary Shares underlying the SPAC Private Placement Units will hold approximately 1.2% of the Company’s total issued and outstanding share capital; (iii) the SPAC Public Shareholders will hold approximately 0.3% of the Company’s total issued and outstanding share capital; (iv) the holders of SPAC Public Warrants will hold 3.6% of the Company’s total issued and outstanding share capital; and (v) the PIPE Investors will hold approximately 7.8% of the Company’s total issued and outstanding share capital.
The following table illustrates the ownership levels in the Company, assuming consummation of the Business Combination, that all PIPE Investors fund their commitments in their PIPE Subscription Agreements in cash and the exercise of all issued and outstanding Company Warrants across different redemptions scenarios. The amounts of percentage ownership and voting power will change if the actual facts differ from the assumptions.

	Assuming No Redemptions		Assuming Intermediate (50%) Redemptions(1)		Assuming Maximum (100%) Redemptions(2)
	Number of Shares	Share Ownership %	Number of Shares	Share Ownership %	Number of Shares	Share Ownership %
Company Shareholders(3)	244,883,387	81.5%	244,883,387	84.1%	244,883,387	87.1%
SPAC Public Shareholders with shares subject to possible redemption(4)	19,201,220	6.4%	9,600,610	3.3%	—	0.0%
SPAC Public Shareholders with shares subject to Non-Redemption Agreements(5)	1,016,158	0.3%	1,016,158	0.3%	1,016,158	0.3%
Holders of Founder Shares and SPAC Private Placement Shares(6)(7)	3,206,027	1.1%	3,206,027	1.1%	3,206,027	1.1%

	Assuming No Redemptions		Assuming Intermediate (50%) Redemptions(1)		Assuming Maximum (100%) Redemptions(2)
	Number of Shares	Share Ownership %	Number of Shares	Share Ownership %	Number of Shares	Share Ownership %
Holders of SPAC Public Warrants(8)	10,062,500	3.3%	10,062,500	3.5%	10,062,500	3.6%
Holders of SPAC Private Placement Warrants(7)(9)	334,790	0.1%	296,192	0.1%	240,427	0.1%
PIPE Investors	22,000,000	7.3%	22,000,000	7.6%	22,000,000	7.8%
Total	300,704,082	100.0%	291,064,874	100.0%	281,408,499	100.0%

(1)
Assumes in the Intermediate (50%) Redemption Scenario where 9,600,610 SPAC Public Shares are redeemed for aggregate redemption payments of approximately €87.4 million, assuming a $10.49 or €9.11 per share redemption price and based on funds in the Trust Account as of March 31, 2026.

(2)
Assumes that 19,201,220 SPAC Public Shares are redeemed for aggregate redemption payments of approximately €174.8 million at a $10.49 or €9.11 per share redemption price and based on the funds available in the Trust Account as of March 31, 2026.

(3)
Excludes newcleo vested Continuing Options of 1,627,008. The summation of newcleo vested Continuing Options and newcleo Ordinary Shares issuable upon the Closing of the Business Combination is expected to be 246,510,395 shares, with an aggregate equity value of approximately $2.5 billion.

(4)	Excludes 923,780 SPAC Class A Ordinary Shares subject to the Non-Redemption Agreements.
(5)	Includes 923,780 SPAC Class A Ordinary Shares and 92,378 SPAC Class B Ordinary Shares assigned from the Sponsor to the SPAC Public Shareholders in accordance with the Non-Redemption Agreements.
(6)	Includes 92,378 SPAC Class B Ordinary Shares forfeiting by the Sponsor and assigning to the SPAC Public Shareholders in accordance with the Non-Redemption Agreements.
(7)
The Sponsor and its affiliates’ total potential ownership interest in the Company, assuming the separation, exercise and conversion of all securities following the Closing, including the SPAC Private Placement Units, SPAC Private Placement Warrants and Founder Shares, is estimated to comprise approximately 1.2% of outstanding Company Ordinary Shares in a No Redemption Scenario, 1.2% of outstanding Company Ordinary Shares in an intermediate redemption scenario and 1.2% of outstanding Company Ordinary Shares in a maximum redemption scenario.

(8)	Assumes the exercise of all issued and outstanding SPAC Public Warrants underlying the SPAC Units, each for one Company Ordinary Share, at the closing of the Business Combination.
(9)
Assumes the exercise of all issued and outstanding SPAC Private Placement Warrants underlying the SPAC Private Placement Units, each for one Company Ordinary Share, at the closing of the Business Combination.

The following table further illustrates the potential impact of varying levels of redemptions and certain dilutive events on the per share value of the shares owned by SPAC Shareholders.

	Assuming No Redemptions		Assuming Intermediate (50%) Redemptions(1)		Assuming Maximum (100%) Redemptions(2)
	Number of Shares	Value per Share	Number of Shares	Value per Share	Number of Shares	Value per Share
Base Scenario(3)	45,423,405	€7.37	35,822,795	€6.93	26,222,185	€6.20
Fully Diluted Scenario(4)	55,820,695	€6.00	46,181,487	€5.38	36,525,112	€4.45

(1)
Assumes in the Intermediate (50%) Redemption Scenario where 9,600,610 SPAC Public Shares are redeemed for aggregate redemption payments of approximately €87.4 million, assuming a $10.49 or €9.11 per share redemption price and based on funds in the Trust Account as of March 31, 2026.

(2)
Assumes that 19,201,220 SPAC Public Shares are redeemed for aggregate redemption payments of approximately €174.8 million at a $10.49 or €9.11 per share redemption price and based on the funds available in the Trust Account as of March 31, 2026.

(3)
Assumes (i) fixed pre-money enterprise value of $2.5 billion of the Company, (ii) approximately €183.3 million of funds in the Trust Account as of March 31, 2026 immediately prior to any redemptions, (iii) approximately €181.6 million net proceeds generated from the PIPE Financing, and (iv) no exercise of any warrants that remain outstanding after consummation of the Business Combination regardless of the level of redemptions.

(4)
Assumes (i) fixed pre-money enterprise value of $2.5 billion of the Company, (ii) approximately €183.3 million of funds in the Trust Account as of March 31, 2026 immediately prior to any redemptions, (iii) approximately €181.6 million net proceeds generated from the PIPE Financing, and (iv) the exercise of all 10,062,500 SPAC Public Warrants and the exercise of up to 334,790 SPAC Private Placement Warrants underlying the SPAC Private Placement Units that will remain outstanding after consummation of the Business Combination regardless of the level of redemptions.

Q.	What conditions must be satisfied to complete the Business Combination?
A.
There are a number of Closing Conditions, including among others, (i) the accuracy of representations and warranties to various standards, from no materiality qualifier to a material adverse effect qualifier, (ii) material compliance with pre-closing covenants, (iii) no Company Material Adverse Effect (as defined in the Business Combination Agreement), (iv) the receipt of any required Regulatory Authorizations (as defined in the Business Combination Agreement), (v) the absence of a legal prohibition on consummating the Transactions, (vi) approval by NewHold’s shareholders, (vii) approval of a listing application on the applicable Stock Exchange for newly issued shares in the capital of the Company, and (viii) NewHold having at least $5,000,001 of net tangible assets remaining after redemption. For a description of the Closing Conditions, see the section titled “The Business Combination—Overview of the Transactions Contemplated by the Business Combination Agreement—Closing of the Business Combination.”

Q.	What happens if the Business Combination is not consummated?
A.
If we do not complete the Business Combination for whatever reason, we would search for another target business with which to complete a business combination. If we do not complete the Business Combination or another business combination by the Deadline, we must: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, subject to lawfully available funds, redeem 100% of the issued and outstanding SPAC Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account (which interest shall be net of taxes payable and less up to $100,000 of interest to pay dissolution expenses) divided by the number of SPAC Public Shares then in issue, which redemption will completely extinguish SPAC Public Shareholders’ rights as SPAC Shareholders (including the right to receive further liquidation distributions, if any) subject to applicable law; and (iii) and, as promptly as reasonably possible following such redemption, subject to the approval of the remaining SPAC Shareholders and the SPAC Board, we will liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. Our holders of the Founder Shares and the SPAC Private Placement Units waived their redemption rights with respect to SPAC Ordinary Shares owned by them in the event a business combination is not effected in the required time period.

Q.	How does our Sponsor intend to vote on the proposals?
A.
The Sponsor and certain officers and directors of SPAC beneficially owns and is entitled to vote an aggregate of 24.3% of our issued and outstanding SPAC Ordinary Shares prior to the Business Combination. They have agreed to vote their shares in favor of the Business Combination Proposal and all other proposals being presented at the Extraordinary General Meeting, and to not exercise redemption rights with respect to their shares.

Q.	What interests do the Sponsor and our current directors and officers have in the Business Combination?
A.
In considering the recommendation of NewHold Board to vote in favor of the Business Combination, shareholders should be aware that, our Sponsor, directors and officers have interests in the Business Combination that are different from, or in addition to, those of other shareholders generally, which could cause them to benefit from and incentivize them to pursue a business combination with a less favorable target company or on terms less favorable to non-redeeming shareholders rather than liquidate, subject always to their fiduciary duties under Cayman Islands law. Our directors were aware of and considered these interests, among other matters, in evaluating the Business Combination and did not believe that such interests would preclude them from approving the Business Combination or from recommending the Business Combination to shareholders, considering that these interests would be disclosed in this proxy statement/prospectus. Shareholders should take these interests into account in deciding whether to approve the Business Combination. These interests include, among other things:

•
the fact that the Sponsor paid an aggregate of $25,167.64 for 6,707,663 Founder Shares, which will have a significantly higher value at the time of the Business Combination but will become worthless if a business combination is not consummated by Deadline. On February 19, 2025, the Sponsor transferred 278,000 Founder Shares to the NewHold Board, resulting in the Sponsor holding 6,429,663 Founder Shares. Based on the closing price for the SPAC Public Shares of $10.68 on the Nasdaq on August 7, 2026, the value of the Founder Shares held by the Founder Shareholders would be $71,637,840.84;

•
the fact that the Sponsor paid an aggregate of $5,526,000 for its 552,600 SPAC Private Placement Units and that the SPAC Private Placement Warrants underlying such units will expire worthless if a business combination is not consummated by the Deadline;

•
the fact that the Founder Shareholders are anticipated to hold 1.1% of issued and outstanding shares of the Company immediately following the Business Combination (assuming No Redemptions and the exercise of SPAC Private Placement Warrants);

•
the fact that, given the differential in the purchase price that the Sponsor paid for the Founder Shares and the purchase price that the Sponsor paid for the SPAC Private Placement Units as compared to the price of the SPAC Public Shares and SPAC Public Units and the substantial number of SPAC Class A Ordinary Shares that the Founder Shareholders will receive upon conversion of the Founder Shares and (as applicable) SPAC Private Placement Warrants and SPAC Class A Ordinary Shares underlying the SPAC Private Placement Units, the Founder Shareholders can earn a positive return on their investment, even if SPAC Public Shareholders have a negative return on their investment;

•
the fact that the Founder Shareholders and the directors and executive officers of SPAC have agreed not to redeem any SPAC Ordinary Shares held by it in connection with the shareholder vote to approve a proposed initial business combination pursuant to the SPAC IPO Letter Agreement;

•
the fact that the Founder Shareholders will lose their entire investment in SPAC if an initial business combination is not consummated by the Deadline. The Sponsor, officers and directors and their respective affiliates have not incurred any out-of-pocket fees and expenses in relation to our initial business combination since the SPAC IPO;

•
the fact that the Sponsor has agreed to waive its rights to liquidating distributions from the Trust Account with respect to Founder Shares held by it if SPAC fails to complete an initial business combination by the Deadline;

•
the fact that the Sponsor, officers, directors and their respective affiliates are entitled to reimbursement of reasonable out-of-pocket expenses incurred by them in connection with certain activities on our behalf, such as identifying and investing possible business targets and business combinations. However, if SPAC fails to consummate a business combination within the required period, they will not have any claim against the Trust Account for reimbursement. Accordingly, we may not be able to reimburse these expenses if the Business Combination or another business combination is not consummated by the Deadline;

•
the right of the Founder Shareholders to transfer the Company Ordinary Shares and Company Warrants following the Business Combination, subject to the Lock-Up Arrangements set forth in the Sponsor Support Agreement;

•
in the event of the liquidation of the Trust Account upon the failure of NewHold to consummate a business combination by the Deadline, the Sponsor has agreed to indemnify SPAC to ensure that the proceeds in the Trust Account are not reduced below $10.05 per SPAC Public Share, or such lesser per-Public Share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into a written letter of intent, confidentiality or other similar agreement or claims of any third party (other than its independent public accountants) for services rendered or products sold to SPAC, provided that such indemnification will not apply to any claims by a third party that executed a waiver of any and all rights to seek access to the Trust Account, nor will it apply to any claims under indemnity of the underwriters of the SPAC IPO against certain liabilities, including liabilities under the Securities Act;

•
the Sponsor (including its representatives and affiliates) and SPAC’s officers and directors are, or in the future may become, affiliated with entities that are engaged in similar business to SPAC. The Sponsor and our officers and directors are not prohibited from sponsoring, or otherwise becoming involved with, another blank check company prior to SPAC completing its initial business combination. SPAC’s officers and directors may become aware of business opportunities which may be appropriate for presentation to SPAC, and the other entities to which they owe certain fiduciary or contractual duties. Accordingly, they may have had conflicts of interest in determining to which entity a particular business opportunity should be presented. These conflicts may not be resolved in SPAC’s favor and such potential business opportunities may be presented to other entities prior to their presentation to SPAC, subject always to applicable fiduciary duties under Cayman Islands law. SPAC Articles provide that SPAC renounces its interest in any corporate opportunity offered to any officer or director of SPAC. This waiver allows SPAC’s officers and directors to allocate opportunities based on a combination of the objectives and fundraising needs of the target, as well as the investment objectives of the entity. SPAC does not believe that the waiver of the corporate opportunities doctrine otherwise had a material impact on its search for an acquisition target;
•
the fact that Kevin Charlton, SPAC’s Chief Executive Officer, Polly Schneck, SPAC’s Chief Financial Officer, and Samy Hammad, SPAC’s President and Chief Operating Officer, are entitled to receive deferred compensation of $15,000 per month each, all of which will become payable by SPAC upon consummation of SPAC’s initial business combination, including the Business Combination, and therefore such officers may have an incentive for SPAC to complete the Business Combination rather than liquidate. Polly Schneck also receives $7,100 per month, and Samy Hammad also receives $21,500 per month, in each case paid on a current basis out of the Administrative Services Fee prior to consummation of SPAC’s initial business combination, for services provided to SPAC;

•
the fact that the Business Combination Agreement provides for the continued indemnification of some of our existing directors and officers and the continuation of our directors’ and officers’ liability insurance after the Business Combination; and

•	the fact that we have entered into a registration rights agreement with the Founder Shareholders, which provides for customary registration rights to them and their permitted transferees.
Q.	When do you expect the Business Combination to be completed?
A.
It is currently anticipated that the Business Combination will be consummated promptly following the Extraordinary General Meeting, which is set for September 17, 2026; however, such meeting could be adjourned or postponed to a later date, as described above. The Closing is also subject to other customary closing conditions. Furthermore, the signing parties to the Business Combination Agreement will have the right to terminate the Business Combination Agreement if the Business Combination is not consummated by the Agreement End Date (as defined in the Business Combination Agreement), subject to certain conditions and exceptions.

Q.	What do I need to do now?
A.
We urge you to carefully read and consider the information contained in this proxy statement/prospectus, including the annexes, and to consider how the Business Combination will affect you as a shareholder. Shareholders should then return their completed proxy cards in accordance with the instructions provided in this proxy statement/prospectus and on the enclosed proxy card.

Q.	When and where will the Extraordinary General Meeting take place?
A.
The Extraordinary General Meeting will be held at 9:00 a.m. Eastern Time, on September 17, 2026 at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, NY, 10154 and virtually over the Internet by means of a live webcast. You may also attend the Extraordinary General Meeting webcast by accessing the web portal located at https://www.cstproxy.com/nhicspaciii/2026 and following the instructions set forth below. In order to maintain the interactive nature of the Extraordinary General Meeting, virtual attendees who have registered for the meeting and entered a valid control number will be able to:

•	vote via the web portal during the Extraordinary General Meeting webcast; and
•	submit questions or comments to our directors and officers during the Extraordinary General Meeting.
Shareholders who have registered for the meeting and entered a valid control number may submit questions or comments during the meeting through the Extraordinary General Meeting webcast by typing in the “Submit a question” box.
To register for and attend the Extraordinary General Meeting virtually, please follow these instructions as applicable to the nature of your ownership of SPAC Ordinary Shares:
•
Shares Held of Record. If you are a record holder, and you wish to attend the Extraordinary General Meeting virtually, go to https://www.cstproxy.com/nhicspaciii/2026, enter the control number you received on your proxy card or notice of the meeting and click on the “Click here to register for the online meeting” link at the top of the page. Immediately prior to the start of the Extraordinary General Meeting, you will need to log back into the meeting site using your control number.

•
Shares Held in Street Name. If you hold your SPAC Ordinary Shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you must instruct your broker or bank on how to vote the shares you beneficially own or, if you wish to attend the Extraordinary General Meeting, you must obtain a legal proxy from the shareholder of record and email a copy (a legible photograph is sufficient) of your proxy to proxy@continentalstock.com no later than 72 hours prior to the Extraordinary General Meeting. Holders should contact their bank, broker or other nominee for instructions regarding obtaining a legal proxy. Holders who email a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the Extraordinary General Meeting virtually. You will receive an email prior to the meeting with a link and instructions for entering the Extraordinary General Meeting. “Street” name holders should contact Continental Stock Transfer & Trust Company on or before September 14, 2026.

•	Shareholders will also have the option to listen to the Extraordinary General Meeting by telephone by calling:
•	Within the U.S. and Canada: +1 800-450-7155 (toll-free)
•	Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)
•	The conference ID is 4968030#. You will not be able to vote or submit questions, unless you register for and log in to the Extraordinary General Meeting webcast as described above.
Q.	How do I vote?
A.
If you are a holder of record of SPAC Public Shares at the close of business on the Record Date, you may vote by attending the Extraordinary General Meeting in person, including virtually by submitting a ballot through the web portal during the Extraordinary General Meeting webcast, or by submitting a proxy for the Extraordinary General Meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying preaddressed postage paid envelope so that it is received no later than 48 hours before the time appointed for the holding of the Extraordinary General Meeting (or, in the case of an adjournment, no later than 48 hours before the time appointed for the holding of the adjourned meeting). If you hold your shares in “street name,” you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly voted and counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the virtual meeting and vote through the web portal, obtain a legal proxy from your broker, bank or nominee.

Q.	If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?
A.
Your broker, bank or nominee can vote your shares without receiving your instructions on “routine” proposals only. Your broker, bank or nominee cannot vote your shares with respect to “non-routine” proposals, unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee.

The Business Combination Proposal, the Merger Proposal and the Adjournment Proposal are non-routine proposals. Accordingly, your broker, bank or nominee may not vote your shares with respect to these proposals, unless you provide voting instructions.
Q.	May I change my vote after I have mailed my signed proxy card?
A.
Yes. Shareholders of record may send a later-dated, signed proxy card to our transfer agent at the address set forth below so that it is received no later than 48 hours before the time appointed for the holding of the Extraordinary General Meeting (or, in the case of an adjournment, no later than 48 hours before the time appointed for the holding of the adjourned meeting) or attend the Extraordinary General Meeting and vote in person, including virtually by submitting a ballot through the web portal during the Extraordinary General Meeting webcast. Shareholders of record also may revoke their proxy by sending a notice of revocation to our transfer agent, which must be received prior to the vote at the Extraordinary General Meeting. If you hold your shares in “street name,” you should contact your broker, bank or nominee to change your instructions on how to vote. If you hold your shares in “street name” and wish to virtually attend the Extraordinary General Meeting and vote through the web portal, you must obtain a legal proxy from your broker, bank or nominee.

Q.	What constitutes a quorum for the Extraordinary General Meeting?
A.
A quorum is the minimum number of our SPAC Ordinary Shares that must be present to hold a valid meeting. The holders of at least one-third of the SPAC Ordinary Shares being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy shall be a quorum. Abstentions will count as present for the purposes of establishing a quorum. Broker non-votes will not count as present for the purposes of establishing a quorum. SPAC Class A Ordinary Shares and SPAC Class B Ordinary Shares are entitled to vote together as a single class on all matters to be considered at the Extraordinary General Meeting. Voting on all resolutions at the Extraordinary General Meeting will be conducted by way of a poll vote. Shareholders will have one vote for each SPAC Ordinary Share owned at the close of business on the Record Date.

Q.	What shareholder vote thresholds are required for the approval of each proposal brought before the Extraordinary General Meeting?
A.
Under Cayman Islands law and pursuant to the SPAC Articles, the Merger Proposal will require a special resolution, being a resolution passed by a majority of not less than two-thirds of the SPAC Shareholders as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at the Extraordinary General Meeting of which notice specifying the intention to propose the resolution as a special resolution has been duly given and at which a quorum is present. Each of the Business Combination Proposal and the Adjournment Proposal will require an ordinary resolution, being a resolution passed by a simple majority of SPAC Shareholders as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at the Extraordinary General Meeting at which a quorum is present.

Therefore, in addition to the SPAC Private Placement Shares and the Founder Shares, assuming all issued and outstanding shares are voted on each proposal, we would need 10,920,746 SPAC Public Shares, or approximately 53.3% of the 20,125,000 SPAC Public Shares held by SPAC Public Shareholders to be voted in favor of the Merger Proposal (based on 20,125,000 SPAC Class A Ordinary Shares, 780,100 SPAC Class A Ordinary Shares underlying the SPAC Private Placement Units and 6,707,663 SPAC Class B Ordinary Shares outstanding as of the date of this proxy statement/prospectus), and we would need 6,318,619 SPAC Public Shares, or approximately 31.4 % of the 20,125,000 SPAC Public Shares held by SPAC Public Shareholders to be voted in favor of each of the Business Combination Proposal and the Adjournment Proposal.
Brokers are not entitled to vote on the aforementioned proposals absent voting instructions from the beneficial holder. Abstentions are considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute a vote cast at the Extraordinary General Meeting and therefore will have no effect on the approval of each of the SPAC Shareholder Proposals as a matter of Cayman Islands law. Broker non-votes do not count as votes cast.
Q.	What happens if I fail to take any action with respect to the Extraordinary General Meeting?
A.
If you fail to take any action with respect to the Extraordinary General Meeting and the Business Combination is approved by our shareholders and consummated, you will become a shareholder of the Company.

If you fail to take any action with respect to the Extraordinary General Meeting and the Business Combination is not approved, you will continue to be a shareholder of NewHold, and we will continue to search for another target business with which to complete an initial business combination. If we do not complete an initial business combination by the Deadline, we must: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, subject to lawfully available funds, redeem 100% of the issued and outstanding SPAC Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account (which interest shall be net of taxes payable and less up to $100,000 of interest to pay dissolution expenses) divided by the number of SPAC Public Shares then in issue, which redemption will completely extinguish SPAC Public Shareholders’ rights as SPAC Shareholders (including the right to receive further liquidation distributions, if any) subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the SPAC Board, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law.
Q.	What should I do with my share certificates?
A.
SPAC Public Shareholders who do not elect to have their shares redeemed for a pro rata share of the Trust Account should wait for instructions from our transfer agent regarding what to do with their certificates. SPAC Public

Shareholders who exercise their redemption rights must deliver their share certificates (if any) and other redemption forms to our transfer agent or deliver their SPAC Public Shares electronically to our transfer agent using The Depository Trust Company’s DWAC System no later than two (2) Business Days prior to the Extraordinary General Meeting as described above. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your SPAC Public Shares are properly tendered for redemption.
Q.	What should I do if I receive more than one set of voting materials?
A.
Shareholders may receive more than one set of voting materials, including multiple copies of this proxy statement/prospectus and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Q.	Who will solicit and pay the cost of soliciting proxies for the Extraordinary General Meeting?
A.
We will pay the cost of soliciting proxies for the Extraordinary General Meeting. We have engaged Sodali to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Sodali a fee of $15,000, plus disbursements. We will also reimburse Sodali for reasonable out-of-pocket expenses and will indemnify Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of SPAC Public Shares for their expenses in forwarding soliciting materials to beneficial owners of SPAC Public Shares and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q.	Who can help answer my questions?
A.	If you have questions about the Business Combination or if you need additional copies of this proxy statement/prospectus or the enclosed proxy card, you should contact the proxy solicitor at:
Sodali & Co.
Toll-Free: (800) 662-5200
Collect: (203) 658-9400
Email: NHIC@info.sodali.com
You may also obtain additional information about NewHold from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.” If you are a SPAC Public Shareholder and you intend to seek redemption of your shares, you will need to deliver your share certificates (if any) and other redemption documents (either physically or electronically) to our transfer agent at the address below or deliver your shares electronically to the transfer agent using The Depository Trust Company’s DWAC System at least two (2) Business Days prior to the vote at the Extraordinary General Meeting. If you have questions regarding the certification of your position or delivery of your share certificates and redemption forms, please contact:
Continental Stock Transfer & Trust Company
1 State Street—30th Floor
New York New York 10004
Attn: SPAC Redemption Team
Email: spacredemptions@continentalstock.com

SUMMARY OF THE PROXY STATEMENT/PROSPECTUS
This summary highlights selected information from this proxy statement/prospectus and does not contain all of the information that is important to you. To better understand the proposals to be submitted by SPAC for a vote at the Extraordinary General Meeting, including the business combination proposal, you should read this entire document carefully, including the Business Combination Agreement attached as Annex A to this proxy statement/prospectus. The Business Combination Agreement is the legal document that governs the Transactions that will be undertaken in connection with the business combination. It is also described in detail in this proxy statement/prospectus in the section entitled “The Business Combination.”
The Parties
SPAC
SPAC is a blank check company incorporated on August 13, 2024 as a Cayman Islands exempted company for the purpose of effecting merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities. For more information about SPAC, see the section entitled “Business of SPAC and Certain Information About SPAC.”
In September 2024, the Sponsor paid $25,000 to cover certain offering expenses of SPAC in consideration for 5,031,250 Founder Shares. In October of 2024, the Sponsor executed a share recapitalization in which an additional 1,676,413 Founder Shares were issued to the Sponsor, and as a result of which the Sponsor purchased and held 6,707,663 Founder Shares. On February 19, 2025, the Sponsor transferred 278,000 Founder Shares to the NewHold Board, resulting in the Sponsor holding 6,429,663 Founder Shares.
On March 3, 2025, SPAC consummated the SPAC IPO of 20,125,000 SPAC Public Units. Each SPAC Public Unit consists of one SPAC Class A Ordinary Share, and one-half of one redeemable SPAC Public Warrant, with each SPAC Public Warrant entitling the holder thereof to purchase one SPAC Class A Ordinary Share for $11.50 per share, subject to adjustment. The SPAC Public Units were sold at a price of $10.00 per unit, generating gross proceeds of $201,250,000. Concurrently with the closing of the SPAC IPO, the Sponsor and underwriters purchased an aggregate of 780,100 SPAC Private Placement Units at a price of $10.00 per unit, generating gross proceeds of $7,801,000.
Following the closing of the SPAC IPO, a total of $202,256,000 ($10.05 per SPAC Public Unit) of net proceeds of the SPAC IPO and certain of the proceeds of the SPAC Private Placement Units was placed in the Trust Account. The Trust Account is located in the United States with SPAC Transfer Agent acting as trustee, and may only be invested in U.S. government securities, within the meaning of Section 2(a)(16) of the Investment Company Act of 1940 (as amended, the “Investment Company Act”), having a maturity of 185 days or less or in the money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. As of March 31, 2026, funds in the trust account totaled approximately $211,067,000.
There are currently outstanding 10,062,500 SPAC Public Warrants and 390,050 SPAC Private Placement Warrants underlying the SPAC Private Placement Units. Each SPAC Warrant entitles the holder to purchase one SPAC Class A Ordinary Share for $11.50 per share.
The mailing address of SPAC’s principal executive offices is 110 West 40th Street, Suite 802, New York, NY 10018. Its telephone number is (646) 655-8504. Its corporate website address is https://nhicspac.com/newhold-investment-corp-iii/. SPAC’s website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement/prospectus.
The Company
newcleo is a public company incorporated in England and Wales under the Companies Act 2006 on March 18, 2021. newcleo is headquartered in London, and its registered office is located at 55 South Audley Street, London W1K 2QH, United Kingdom. Its telephone number is +39 011 5139700. newcleo and its subsidiaries are a nuclear technology company developing Generation IV lead-cooled fast reactors, a class of SMR that uses liquid lead as a coolant. newcleo’s reactor designs are intended to operate using MOX fuel derived from recycled nuclear materials, supporting a closed fuel cycle. newcleo’s mission is to generate safe, clean, economic and practically inexhaustible energy through an innovative combination of existing and accessible technologies.
For more information, see “Information about newcleo.”

Merger Sub 1
Merger Sub 1 is a Cayman Islands exempted company and a wholly-owned subsidiary of the Company incorporated on April 29, 2026 solely for the purpose of effecting the Business Combination. Merger Sub 1 owns no material assets and does not operate any business and has not carried on any activities other than those in connection with the transactions contemplated under the Business Combination Agreement. The address and telephone number for Merger Sub 1 is the same as those for the Company. Following the First Merger Effective Time, Merger Sub 1 will have merged with and into SPAC, as a result of which the separate corporate existence of Merger Sub 1 will cease and SPAC will continue as the surviving company and will be a wholly owned subsidiary of the Company.
Merger Sub 2
Merger Sub 2 is a Cayman Islands exempted company with limited liability and a wholly-owned subsidiary of the Company incorporated on April 29, 2026 solely for the purpose of effecting the Business Combination. Merger Sub 2 owns no material assets and does not operate any business and has not carried on any activities other than those in connection with the transactions contemplated under the Business Combination Agreement. The address and telephone number for Merger Sub 2 is the same as those for the Company. Following the Second Merger Effective Time, SPAC will merge with and into Merger Sub 2, as a result of which the separate corporate existence of SPAC will cease and Merger Sub 2 will continue as the surviving company and will be a wholly owned subsidiary of the Company.
The Business Combination
On May 26, 2026, SPAC, the Company, Merger Sub 1 and Merger Sub 2 entered into the Business Combination Agreement, pursuant to which, among other things and subject to the terms and conditions contained in the Business Combination Agreement, (a) Merger Sub 1 will merge with and into SPAC pursuant to the First Plan of Merger and SPAC will be the surviving company and a direct, wholly owned subsidiary of the Company, and (b) SPAC will merge with and into Merger Sub 2 pursuant to the Second Plan of Merger and Merger Sub 2 will be the surviving company and a direct, wholly owned subsidiary of the Company. The Mergers will become effective after the Capital Restructuring is effected and on the date when the Plans of Merger executed by SPAC, Merger Sub 1 and Merger Sub 2 are registered by the Cayman Islands Registrar of Companies or such later time as SPAC and the Company may agree in writing, as specified in the Plans of Merger. For more information, see the section entitled “The Business Combination.”
Under the Business Combination Agreement, except as otherwise set forth therein, each party to the Business Combination Agreement will pay its own fees and expenses incurred in connection with the Business Combination Agreement, the other Transaction Agreements and the Transactions, including the fees and disbursements of legal counsel, investment bankers, brokers, finders and other representatives or consultants. If the Closing occurs, then the Company will pay, or cause to be paid, all Unpaid Transaction Expenses (as defined in the Business Combination Agreement) as provided in the Business Combination Agreement (provided that SPAC Transaction Expenses (as defined in the Business Combination Agreement) shall not exceed $14.0 million in the aggregate exclusive of any fees owed by SPAC to financial advisors acting as placement agents in connection with the PIPE Investment (as defined in the Business Combination Agreement)). To the extent the total amount raised from the PIPE Financing and capital retained from the Trust Account at Closing (less any SPAC Transaction Expenses in excess of $14.0 million) is less than $400.0 million, the Sponsor and its affiliates will forfeit additional Founder Shares and SPAC Warrants at Closing in proportion to such shortfall pursuant to the terms of the Sponsor Support Agreement. See “—Certain Agreements Related to the Business Combination—Sponsor Support Agreement.”
Each party to the Mergers expects that they will be able to finance the costs of the Business Combination from the cash available to them at the time of the consummation of the Business Combination. Each of the Company and SPAC expect that it will be able to pay its attorneys’ fees, investment bankers’ fees, finders’ and other representatives’ or consultants’ fees with funds then available to it at the Closing.
Certain Agreements Related to the Business Combination
The Business Combination Agreement contemplates the execution of various additional agreements and instruments on or before the Closing, including, among others, the Sponsor Support Agreement, the Company Shareholder Support Agreement, the PIPE Subscription Agreements, the Registration Rights Agreement and the Closing Warrant Agreement. The following description of these agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of each agreement, a copy of which is attached hereto as annex and is incorporated herein by reference. See the section entitled “The Business Combination” for more information.

Sponsor Support Agreement
Concurrently with the execution of the Business Combination Agreement, SPAC, the Company and the Sponsor entered into the Sponsor Support Agreement, pursuant to which the Sponsor has agreed to, among other things, (i) vote all of its SPAC Securities (as defined in the Business Combination Agreement) in favor of the adoption and approval of the Business Combination Agreement, the First Plan of Merger and the other documents contemplated thereby and the Transactions, including the Business Combination, and against any proposal that would or would reasonably be expected to impede, delay, frustrate or prevent the Transactions, (ii) not transfer or redeem any of its SPAC Securities prior to the Closing, from the date of the Sponsor Support Agreement until the earlier of the Closing Date and the termination of the Business Combination Agreement and (iii) not transfer Company Ordinary Shares following the Closing in accordance with certain transfer restrictions described more fully in the section of this proxy statement/prospectus entitled “Shares Eligible for Future Sale—Lock-Up Arrangements.”
The Sponsor owns 552,600 SPAC Private Placement Shares, 6,429,663 Founder Shares, and 276,300 SPAC Private Placement Warrants (collectively, the “Sponsor Promote”). Pursuant to the Sponsor Support Agreement, immediately prior to the Closing, 20% of the Sponsor Promote will be forfeited by the Sponsor. The remaining Sponsor Promote will be subject to the following vesting and forfeiture provisions if the sum of the total capital raised from the PIPE Financing and retained from the Trust Account at Closing equals or exceeds $400.0 million:
(a)	50% of the remaining Sponsor Promote retained at Closing will vest immediately (the “Vested Tranche”),
(b)
25% of the remaining Sponsor Promote (the “$15 Tranche”) retained at Closing will vest if the VWAP of Company Ordinary Shares equals or exceeds $15.00 (“Earnout Triggering Event I”) for any twenty trading days in a thirty-trading day period occurring no later than the fifth anniversary of the Closing of the Business Combination (the “Vesting Period”), and

(c)
25% of the remaining Sponsor Promote retained at Closing will vest if the VWAP of Company Ordinary Shares equals or exceeds $18.00 (“Earnout Triggering Event II” collectively with the Earnout Triggering Event I, the “Earnout Triggering Events”) for any twenty trading days in a thirty-trading day period during the Vesting Period (the “$18 Tranche”).

In the event that, prior to the expiration of the Vesting Period and the occurrence of the Earnout Triggering Events, newcleo consummates a merger, sale, or similar transaction (the “Early Release Event”), then all of the Sponsor Promote included in the $15 Tranche and $18 Tranche that have not yet vested will vest and no longer be subject to any forfeiture or the transfer restrictions, effective immediately prior to the consummation of such Early Release Event.
To the extent the total amount raised from the PIPE Financing and capital retained from the Trust Account at Closing (less any SPAC Transaction Expenses in excess of $14.0 million) is less than $400.0 million, additional shares and warrants from the Sponsor Promote will be forfeited at Closing in proportion to such shortfall pursuant to the terms of the Sponsor Support Agreement; provided that any such forfeiture shall be applied as follows:
a)	First to reduce the Sponsor Promote comprising the $18 Tranche,
b)	Thereafter, to the extent such forfeiture is greater than the $18 Tranche, to reduce the Sponsor Promote comprising the $15 Tranche, and
c)	Thereafter, to the extent such forfeiture is greater than both the $18 Tranche and the $15 Tranche, to reduce the Sponsor Promote comprising the Vested Tranche.

Pursuant to Sponsor Support Agreement, each of the Sponsor, and the directors and officers of NewHold has agreed to restrictions on their ability to transfer, assign, or sell the Company Ordinary Shares and Company Warrants received by the Sponsor and the directors and officers of NewHold in the Business Combination, as summarized in the table below.

Subject Securities	Expiration Date	Natural Persons and Entities Subject to Restrictions	Exceptions to Transfer Restrictions
Company Ordinary Shares and Company Warrants (the “Sponsor Lock-up Shares”)
The date that is one hundred and eighty (180) days from the Closing; provided, however, that portions of the Sponsor Lock-Up Shares will be released from the transfer restrictions as follows:

 •
50% of the Sponsor Lock-Up Shares will be released immediately if the volume weighted average trading price of the Company Ordinary Shares on the principal exchange on which such securities are then listed or quoted is at or above $12.00 for any 20 trading days, which need not be consecutive, during any 30-trading day period beginning at any time after the Closing;

 •
25% of the Sponsor Lock-Up Shares will be released immediately if the volume weighted average trading price of the Company Ordinary Shares on the principal exchange on which such securities are then listed or quoted is at or above $15.00 for any 20 trading days, which need not be consecutive, during any 30-trading day period beginning at any time after the Closing;

 •
the remaining 25% of the Sponsor Lock-Up Shares will be released immediately if the volume weighted average trading price of the Company Ordinary Shares on the principal exchange on
NewHold Industrial Technology III LLC Kevin Charlton Polly Schneck Samy Hammad Charlie Baynes-Reid Thomas Sullivan Phil Horlock Suzy Teharian Brian Mathis Matt Yerbic Scott Scharfman
Transfers permitted (A) pursuant to and in accordance with the Sponsor Support Agreement, (B) upon the prior written consent of the Company and NewHold, (C) in the case of an individual, by gift to a member of one of the individual’s immediate family, to a trust or other fiduciary entity, the beneficiary of which is a member of the individual’s immediate family, (D) in the case of an individual, by virtue of laws of descent and distribution upon death of the individual, (E) in the case of an individual, pursuant to a qualified domestic relations order, (F) in the case of an individual, pursuant to a charitable gift or contribution, (G) in the case of an entity, by virtue of such entity’s governing documents upon liquidation or dissolution of such entity and (H) to any affiliate of such Sponsor Shareholder.

Subject Securities	Expiration Date	Natural Persons and Entities Subject to Restrictions	Exceptions to Transfer Restrictions

which such securities are then listed or quoted is at or above $18.00 for any 20 trading days, which need not be consecutive, during any 30-trading day period beginning at any time after the Closing; and

 •
if an Early Release Event (as defined in the newcleo A&R Articles) occurs during the Lock-Up Period, all Sponsor Lock-Up Shares that have not previously been released will be released immediately prior to the consummation of such Early Release Event and will no longer be subject to the transfer restrictions.

Company Shareholder Support Agreement
Concurrently with the execution of the Business Combination Agreement, SPAC, the Company and the certain key Company Shareholders entered into the Company Shareholder Support Agreement, pursuant to which such Company Shareholders have agreed to, among other things, (i) vote all of their Company Ordinary Shares in favor of the adoption and approval of the Business Combination Agreement, the other documents contemplated thereby and the Transactions, including the Business Combination, and against any proposal that would or would reasonably be expected to impede, delay, frustrate or prevent the Transactions, (ii) not transfer any Company Ordinary Shares (excluding PIPE Shares and Pre-PIPE Shares) prior to the Closing, from the date of the Company Shareholder Support Agreement until the earlier of the Closing Date and the termination of the Business Combination Agreement and (iii) not transfer Company Ordinary Shares (excluding PIPE Shares and Pre-PIPE Shares) following the Closing in accordance with certain transfer restrictions described more fully in the section of this proxy statement/prospectus entitled “Shares Eligible for Future Sale—Lock-Up Arrangements.”
PIPE Subscription Agreement
Concurrently with and following the execution of the Business Combination Agreement, the Company, SPAC and the PIPE Investors entered into the PIPE Subscription Agreements, pursuant to which the PIPE Investors have agreed to purchase, and the Company has agreed to sell to the PIPE Investors, at the First Merger Effective Time, the PIPE Shares at a price per share of $10.00, for an aggregate purchase price of $220,000,000 (the “PIPE Financing”), which price per share and aggregate purchase price assumes that the Company has effected the Capital Restructuring prior to the First Merger Effective Time. The closing of the PIPE Investment is conditioned upon the consummation of the Business Combination.
The PIPE Subscription Agreements provide for the issuance of Company Ordinary Shares rather than SPAC Ordinary Shares because the issued and outstanding SPAC Ordinary Shares will be exchanged for Company Ordinary Shares at Closing. There are important differences between the rights of holders of SPAC Ordinary Shares and holders of Company Ordinary Shares. See “Comparison of Rights of Company Shareholders and SPAC Shareholders” for a discussion of the different rights associated with holding Company securities.

Non-Redemption Agreements
Concurrently with the execution of the Business Combination Agreement, the SPAC, the Company, the Sponsor and the NRA Investors entered into the Non-Redemption Agreements, pursuant to which the NRA Investors agreed not to redeem (or to validly rescind any redemption requests on) up to 923,780 SPAC Class A Ordinary Shares in connection with the Extraordinary General Meeting. In exchange for the foregoing commitment not to redeem such SPAC Class A Ordinary Shares, the Sponsor agreed to forfeit 92,378 SPAC Class B Ordinary Shares at the Closing and assign to the NRA Investors, for no additional consideration, an equivalent number of Company Ordinary Shares to be issued at the Closing.
The Non-Redemption Agreements are expected to increase the amount of funds that remain in the Trust Account following the Extraordinary General Meeting, relative to the amount of funds that would be expected to remain in the Trust Account following the Extraordinary General Meeting had the Non-Redemption Agreement not been entered into and the SPAC Class A Ordinary Shares subject to such agreements had been redeemed.
The SPAC, the Company and the Sponsor may enter into additional non-redemption agreements from time to time prior to the Closing with other parties on substantially the same terms as the Non-Redemption Agreements, subject to the terms set forth in the Non-Redemption Agreements.
Registration Rights Agreement
At the Closing, the Company, the Sponsor, SPAC and other parties listed thereto will enter into the Registration Rights Agreement, pursuant to which, among other things, the Company will agree to undertake certain resale shelf registration obligations in accordance with the Securities Act and certain holders have been granted customary demand and piggyback registration rights. The Registration Rights Agreement also provides that the Company will pay certain expenses relating to such registrations and indemnify the relevant holders of Company Ordinary Shares against certain liabilities. The rights granted under the Registration Rights Agreement supersede any prior registration, qualification or similar rights of the parties with respect to their SPAC Securities.
Closing Warrant Agreement
Prior to the Closing, the Company, SPAC and the SPAC Warrant Agent will negotiate in good faith the Warrant Adoption Agreement, pursuant to which, among other things, (i) the SPAC will terminate the SPAC Warrant Agreement, and (ii) the Company will adopt a new warrant agreement to provide for the existence of warrants of the Company, each of which will represent the right to receive, from the Closing, a warrant to purchase one Company Ordinary Share, on the terms and subject to the conditions set forth therein. The Company may, in its good faith discretion, elect to instead amend and restate the SPAC Warrant Agreement to cause each SPAC Warrant to represent the right to receive, from the Closing, a warrant to purchase one Company Ordinary Share, in each of clauses (i) and (ii), on the terms and subject to the conditions set forth therein.
Deferred Underwriting Fees
The net proceeds from the SPAC IPO, together with certain of the proceeds from the sale of the SPAC Private Placement Units, totaling $202,256,000 in the aggregate, were placed in a Trust Account with Continental Stock Transfer & Trust Company established for the benefit of the SPAC Public Shareholders and BTIG, the underwriter of the SPAC IPO. The amount deposited into the Trust Account includes $0.35 per unit, or $7,043,750 in the aggregate, payable to BTIG for deferred underwriting commissions. The deferred underwriting commissions will be payable to BTIG upon the closing of the Business Combination in three portions, as follows: (i) $0.15 per unit sold in SPAC IPO shall be paid to BTIG in cash, (ii) up to $0.10 per unit sold in the SPAC IPO shall be paid to BTIG in cash, based on the funds remaining in the Trust Account after giving effect to SPAC Public Shares that are redeemed in connection with the Business Combination and (iii) $0.10 per unit sold in the SPAC IPO shall be paid to BTIG in cash (such aggregate amount, the “Allocable Amount”), provided that SPAC has the right, in its sole discretion, not to pay all or any portion of the Allocable Amount to BTIG and to use the Allocable Amount for expenses in connection with the Business Combination.

Compensation Received by the Sponsor
Set forth below is a summary of the terms and amount of the compensation received or to be received by the Sponsor and its affiliates in connection with the Business Combination or any related financing transaction, the amount of securities issued or to be issued by SPAC to the Sponsor and its affiliates and the price paid or to be paid for such securities or any related financing transaction.

Entity/Individual	Amount of Compensation to be Received or Securities Issued or to be Issued	Consideration Paid or to be Paid
NewHold Industrial Technology III LLC	$40,000 per month (the “Administrative Services Fee”)	Office space, administrative services and officer compensation

	6,429,663 Company Ordinary Shares	$25,000

	552,600 Company Ordinary Shares 276,300 Company Ordinary Shares	$5,526,000

	Up to $1,500,000 in working capital loans, which loans may be convertible into private units of the post-business combination entity at a price of $10.00 per unit at the option of the lender	Working capital loans to finance transaction costs in connection with an initial business combination

	Reimbursement for any out-of-pocket expenses related to identifying, investigating and completing an initial business combination	Services in connection with identifying, investigating and completing an initial business combination

Reimbursement or payment for any unpaid working capital loans and other SPAC Transaction Expenses (as defined in the Business Combination Agreement)
Not to exceed $14,000,000 in the aggregate exclusive of any fees owed by SPAC to financial advisors acting as placement agents in connection with the PIPE Investment (as defined in the Business Combination Agreement)(1)

Holders of SPAC Class B Ordinary Shares	Anti-dilution protection upon conversion into SPAC Class A Ordinary Shares at a greater than one-to-one ratio	Issuance of the SPAC Class A Ordinary Shares issuable in connection with the conversion of the Founder Shares on a greater than one-to-one basis upon conversion

NewHold Industrial Technology III LLC, our officers, directors or advisor, or our or their affiliates	Finder’s fees, advisory fees, consulting fees or success fees(2)
Any services in order to effectuate the completion of our initial business, which, if made prior to the completion of our initial business combination, will be paid from funds held outside the Trust Account

NewHold Industrial Technology III LLC, or its affiliates	Salary or fee in an amount that constitutes a market standard for comparable transactions(3)	Any services provided as an advisor or otherwise in connection with our initial business combination and certain other transactions

Entity/Individual	Amount of Compensation to be Received or Securities Issued or to be Issued	Consideration Paid or to be Paid
Thomas Sullivan	50,000 Company Ordinary Shares	Services as a member of the NewHold Board

Phil Horlock	100,000 Company Ordinary Shares	Services as a member of the NewHold Board

Suzy Taherian	32,000 Company Ordinary Shares	Services as a member of the NewHold Board

Brian Mathis	32,000 Company Ordinary Shares	Services as a member of the NewHold Board

Matt Yerbic	32,000 Company Ordinary Shares	Services as a member of the NewHold Board

Scott Scharfman	32,000 Company Ordinary Shares	Services as a member of the NewHold Board

Kevin Charlton	$15,000 per month on a deferred basis, all of which will be payable by SPAC upon consummation of SPAC’s initial business combination	Services as Chief Executive Officer of NewHold

Polly Schneck	$7,100 per month paid out of the Administrative Services Fee on a current basis, prior to the consummation of our initial business combination	Services as Chief Financial Officer of NewHold

$15,000 per month on a deferred basis, all of which will be payable by SPAC upon consummation of SPAC’s initial business combination

Samy Hammad	$21,500 per month paid out of the Administrative Services Fee on a current basis, prior to the consummation of our initial business combination	Services as President and Chief Operating Officer of NewHold

$15,000 per month on a deferred basis, all of which will be payable by SPAC upon consummation of SPAC’s initial business combination

(1)
To the extent the total amount raised from the PIPE Financing and capital retained from the Trust Account at Closing (less any SPAC Transaction Expenses in excess of $14.0 million) is less than $400.0 million, the Sponsor and its affiliates will forfeit additional Founder Shares and SPAC Warrants at Closing in proportion to such shortfall pursuant to the terms of the Sponsor Support Agreement. See “Summary of the Proxy Statement/Prospectus—Certain Agreements Related to the Business Combination—Sponsor Support Agreement.”

(2)	As of the date of this proxy statement/prospectus, no such arrangements are currently in place.
(3)
As of the date of this proxy statement/prospectus, no such arrangements are currently in place. Any such salary or fee would be paid using available working capital funds (including proceeds from any promissory notes issued by SPAC and funds released from the Trust Account upon completion of SPAC’s initial business combination), but would not in any event be paid out of the Administrative Services Fee.

The nominal purchase price paid by the Sponsor for the Founder Shares may result in significant dilution to the implied value of the SPAC Public Shares upon the consummation of the Business Combination, and the Sponsor is likely to make a substantial profit on its investment in the SPAC in the event SPAC consummates the Business Combination, even if the Business Combination causes the trading price of the Company Ordinary Shares to materially decline. See the sections titled “Risk Factors—Risks Related to SPAC and the Business Combination—The value of the Founder Shares following completion of the Business Combination is likely to be substantially higher than the nominal price paid for them, even if the trading price of shares of SPAC Ordinary Shares at such time is substantially less than $10.00 per share, which may create an economic incentive for the SPAC management team to pursue and consummate the Business Combination which differs from the SPAC Public Shareholders.”
The nominal purchase price paid by the Sponsor for the Founder Shares may result in significant dilution to the implied value of your public shares upon the consummation of SPAC’s initial business combination, and the Sponsor is likely to make a substantial profit on its investment in SPAC in the event SPAC consummates an initial business combination, even if the business combination causes the trading price of SPAC Ordinary Shares to materially decline” and “Dilution.”
The Proposals for the Extraordinary General Meeting
•
Proposal No. 1—The Business Combination Proposal—to consider and vote upon, subject to the passing of the Merger Proposal, as an ordinary resolution, a proposal to approve the entry into, execution and adoption of the business combination agreement dated as of May 26, 2026 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Business Combination Agreement”),by and among NewHold, NewCleo Ltd. (a private limited company incorporated under the laws of England and Wales, the “Company”), newcleo1 Ltd., a Cayman Islands exempted company and a direct wholly owned subsidiary of the Company (“Merger Sub 1”), and newcleo2 Ltd., a Cayman Islands exempted company and a direct wholly owned subsidiary of the Company (“Merger Sub 2”) and approve the transactions contemplated thereby, pursuant to which, among other transactions, on the terms and subject to the conditions set forth therein (a) Merger Sub 1 shall be merged with and into NewHold, as a result of which the separate corporate existence of Merger Sub 1 will cease and NewHold will continue as the surviving company and a wholly owned subsidiary of the Company (the “First Merger” and the post-First Merger NewHold, the “First Merger Surviving Company”), and (b) First Merger Surviving Company shall be merged with and into Merger Sub 2, as a result of which the separate corporate existence of the First Merger Surviving Company will cease and Merger Sub 2 will continue as the surviving company and a wholly owned subsidiary of the Company (the “Second Merger” and, together with the First Merger, the “Mergers” or “Business Combination”). The Business Combination and other transactions contemplated by the Business Combination Agreement are referred to as the “Transactions.”). A copy of the Business Combination Agreement is attached as Annex A to the accompanying proxy statement/prospectus;

•
Proposal No. 2—The Merger Proposal—to consider and vote upon, subject to the passing of the Business Combination Proposal, as a special resolution, a proposal to approve the plan of merger with respect to the First Merger (the “First Plan of Merger”), pursuant to which NewHold will merge with and into Merger Sub 1, as a result of which the separate corporate existence of Merger Sub 1 will cease and NewHold will continue as the surviving company. A copy of the First Plan of Merger is attached as Annex A-1 to this proxy statement/prospectus.

The full text of the resolution to be considered and, if thought fit, passed and approved is as follows:
“RESOLVED, as a special resolution that, subject to the approval of the Business Combination Proposal:
(a)
NewHold Investment Corp III (“NewHold”) be authorized to merge with newcleo1 Ltd. (“Merger Sub”) so that NewHold will be the surviving company (the “Surviving Company”) and all the rights, undertaking, property, business, goodwill, benefits, immunities, privileges and liabilities of NewHold and Merger Sub vest in the Surviving Company by virtue of such merger pursuant to the Companies Act (Revised) of the Cayman Islands and the Plan of Merger (as defined below) (the “Merger”);

(b)
the plan of merger in connection with the First Merger substantially in the form attached as Annex A-1 to the proxy statement/prospectus accompanying the notice of meeting, as it may be further amended and/or restated from time to time (the “Plan of Merger”), subject to such amendments as may be approved by NewHold or Merger Sub, be authorized and approved in all respects;

(c)	NewHold be authorized to enter into the Plan of Merger, and any and all transaction provided for in the Plan of Merger;

(d)
there being no holders of any outstanding security interests granted by NewHold immediately prior to the Effective Time (as defined in the Plan of Merger), the Plan of Merger be executed by any one director on behalf of NewHold and any director or delegate or agent thereof be authorized to submit the Plan of Merger, together with any supporting documentation, for registration to the Registrar of Company of the Cayman Islands (the “Registrar”) and to make such additional filings or take such additional steps as they deem necessary in respect of the Merger; and

(e)
all actions taken and any documents or agreements executed, signed or delivered prior to or after the date of these resolutions by any director or officer of NewHold in connection with the transactions contemplated by these resolutions be approved, ratified and confirmed in all respects.”

and
•
Proposal No. 3—The Adjournment Proposal—to consider and vote upon, as an ordinary resolution, a proposal to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary in the opinion of the chairman of NewHold, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve one or more proposals presented to the shareholders for vote.

Please see the sections entitled “Extraordinary General Meeting of SPAC Shareholders,” “Proposal No. 1—The Business Combination Proposal,” “Proposal No. 2—The Merger Proposal” and “Proposal No. 3—The Adjournment Proposal” for more information on the foregoing proposals.
Date, Time and Place of Extraordinary General Meeting
The Extraordinary General Meeting will be held at 9:00 a.m. Eastern Time, on September 17, 2026, at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, NY, 10154, and via live webcast at: https://www.cstproxy.com/nhicspaciii/2026, or such other date, time and place to which such meeting may be adjourned or postponed, to consider and vote upon the SPAC Shareholder Proposals.
Voting Securities, Record Date
SPAC Shareholders will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting if they owned SPAC Ordinary Shares at the close of business on August 7, 2026, which is the Record Date for the Extraordinary General Meeting. SPAC Shareholders will have one vote for each SPAC Ordinary Share owned at the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 20,905,100 SPAC Ordinary Shares issued and outstanding, of which 20,125,000 were held by SPAC Public Shareholders with the rest being held by the Sponsor and certain SPAC directors.
Redemption Rights
Pursuant to the SPAC Articles, SPAC Public Shareholders may elect to have their SPAC Class A Ordinary Shares repurchased for a per-share redemption price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the Trust Account (which interest shall be net of taxes payable), divided by the number of then issued SPAC Public Shares (which, for illustrative purposes, was $10.58 per share as of the Record Date) if the Business Combination is consummated. If a SPAC Public Shareholder properly exercises its redemption rights, SPAC will redeem the related SPAC Class A Ordinary Shares for cash, and such shareholder will no longer own such SPAC Class A Ordinary Shares and will not participate in the future growth of the Company, if any in respect of the SPAC Class A Ordinary Shares so redeemed. Notwithstanding the foregoing, a SPAC Public Shareholder, together with any affiliate of his or her or any other person with whom such holder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from seeking redemption rights with respect to more than 15% of the SPAC Class A Ordinary Shares.
SPAC Public Shareholders will be entitled to receive cash for these shares only if they deliver their share certificates (if any) and other redemption forms to the SPAC Transfer Agent no later than two (2) business days prior to the Extraordinary General Meeting. SPAC Public Shareholders do not need to affirmatively vote on the Business Combination Proposal or be a holder of such shares as of the Record Date to exercise redemption rights. If the Business Combination is not consummated, these shares will not be converted into cash. If a SPAC Public Shareholder properly demands redemption, delivers his, her or its share certificates (if any) and other redemption forms to SPAC Transfer Agent as described above, and the Business Combination is consummated, SPAC will convert each SPAC Class A Ordinary Share into a per-share redemption price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two (2) Business Days prior to the consummation of the Business Combination, including interest earned on the Trust Account (which interest shall be net of taxes payable), divided by the number of then issued SPAC Public Shares. If a SPAC Public Shareholder exercises his, her or its redemption rights, then it will be exchanging its SPAC Class A Ordinary Shares for cash and will not become a Company Shareholder. See the sections entitled “Questions and Answers about the Business Combination and the Extraordinary General Meeting” and “Extraordinary General Meeting of SPAC Shareholders—Redemption Rights” for a detailed description of the procedures to be followed for the redemption of SPAC Class A Ordinary Shares.
Furthermore, under the Business Combination Agreement, as one of the Closing Conditions, SPAC shall have at least $5,000,001 of net tangible assets following such redemptions, unless such condition have been waived by all parties.
Appraisal Rights
Under the Cayman Companies Act, shareholders of a Cayman Islands company ordinarily have dissenters’ rights with respect to a merger. The Cayman Companies Act prescribes when shareholder dissenters’ rights will be available and sets the limitations on such rights. Where such rights are available and have been validly exercised and not effectively waived, withdrawn, forfeited or otherwise lost, dissenting shareholders are entitled to receive fair value for their shares.
Regardless of whether shareholder dissenters’ rights are or are not available, holders of SPAC Class A Ordinary Shares are still entitled to exercise the rights of redemption as set out herein.
In order for holders of SPAC Ordinary Shares to validly exercise their dissenters’ rights in connection with the Business Combination under the Cayman Companies Act, they must provide to SPAC prior to the vote on the Merger Proposal their written objection to the First Merger and a statement demanding the payment for their SPAC Ordinary Shares, and subsequently comply with all the procedures and requirements set out in Section 238 of the Cayman Companies Act for the exercise of shareholder appraisal rights.
In essence, that procedure is as follows: (i) as noted above, the shareholder must give his/her/its written objection to the merger or consolidation to the constituent company before the vote on the merger or consolidation, including a statement that the shareholder proposes to demand payment for his shares if the merger or consolidation is authorized by the vote; (ii) within 20 days following the date on which the merger or consolidation is approved by the shareholders, the constituent company must give written notice of such approval to each shareholder who made a written objection; (iii) a shareholder must within 20 days following receipt of such notice from the constituent company, give the constituent company a written notice of their decision to dissent in respect of all of their shares, including, among other details, a demand for payment of the fair value of his shares; (iv) within seven days immediately following the date of the expiration of the period set out in (iii) above, or within seven days the date on which the plan of merger or consolidation is filed, whichever is later, the constituent company, the surviving company or the consolidated company must make a written offer to each dissenting shareholder to purchase their shares at a specific price that the company determines is the fair value and if the company making the offer and the dissenting shareholder agree the price within the 30 days immediately following the date on which the offer was made, the company must pay the dissenting shareholder such amount; and (v) if the company and the dissenting shareholder fail to agree on the price to be paid for the relevant shares within such 30 day period, within 20 days immediately following the date on which such 30 day period expires, the company must (and any dissenting shareholder may) file a petition with the Grand Court of the Cayman Islands to determine the fair value of the shares of all dissenting shareholders, and such petition must be accompanied by a verified list of the names and addresses of all the dissenting shareholders with whom agreements as to the fair value of their shares have not been reached by the company. At the hearing of that petition, the court has the power to determine the fair value of the shares together with a fair rate of interest, if any, to be paid by the company upon the amount determined to be the fair value. Any dissenting shareholder whose name appears on the list filed by the company may participate fully in all proceedings until the determination of fair value is reached. See “Extraordinary General Meeting of SPAC Shareholders—Appraisal Rights under the Cayman Companies Act.”
Proxy Solicitation Costs
SPAC is soliciting proxies on behalf of SPAC Board. This solicitation is being made by mail but also may be made by telephone, virtually or by electronic means or in person. SPAC will bear the cost of the solicitation.

SPAC has hired Sodali to assist in the proxy solicitation process and will pay to Sodali a fee of $15,000, plus disbursements. SPAC will also reimburse Sodali for reasonable out-of-pocket expenses and will indemnify Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses. SPAC will ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy materials to their principals and to obtain their authority to execute proxies and voting instructions and will reimburse them for their reasonable expenses.
In addition to these mailed proxy materials, SPAC’s directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies.
Recommendations of SPAC’s Board of Directors to SPAC’s Shareholders
The SPAC Board has determined that each of the SPAC Shareholder Proposals is advisable and in the best interest of SPAC and its shareholders and recommended that SPAC Shareholders vote “FOR” each of the Business Combination Proposal and the Merger Proposal and “FOR” the Adjournment Proposal, if presented.
Reasons for the Approval of the Business Combination and Recommendations
The SPAC Board, in evaluating the transaction with the Company, consulted with its legal counsel and financial and other advisors. In reaching its decision (i) that the terms and conditions of the Business Combination Agreement and the transactions contemplated thereby, including the Business Combination, are advisable and in the best interests of, SPAC and its shareholders, and (ii) to recommend that the shareholders approve the transactions contemplated by the Business Combination Agreement, including the Business Combination, the SPAC Board considered and evaluated a number of factors, including, but not limited to, the factors discussed below. The independent directors of SPAC Board did not retain an unaffiliated representative to act solely on behalf of the unaffiliated SPAC Public Shareholders to negotiate the terms of the Business Combination and/or prepare a report concerning the approval of the Business Combination.
Before reaching its decision, the SPAC Board reviewed the results of management’s due diligence, which included:
•	research on industry trends, competitive landscape and other industry factors;
•	benchmarking versus key competitors on historical financial and operational performance;
•	extensive meetings and calls with the Company’s management team and representatives regarding operations, major suppliers and financial prospects, among other customary due diligence matters;
•	review of the Company’s material business contracts and certain other legal and commercial diligence; and
•	review of the Company’s business model and historical financial statements, among other financial information.
In light of the wide variety of factors considered in connection with its evaluation of the Business Combination Agreement and the transactions contemplated thereby, the SPAC Board did not consider it practicable to, and did not attempt to, quantify or otherwise assign relative weights to the specific factors that the SPAC Board considered in reaching its determination and supporting its decision. The SPAC Board viewed its decision as being based on all of the information available and the factors presented to and considered by the SPAC Board. In addition, individual directors may have given different weight to different factors. The SPAC Board was conscious of the fact that there could be no assurance about future results, including results considered or expected as discussed in further detail below. This explanation of the SPAC Board’s reasons for the Business Combination and all other information presented in this section are forward-looking in nature and, therefore, should be read in light of the factors discussed under the section entitled “Cautionary Note Regarding Forward-Looking Statements.”
SPAC considered a number of factors pertaining to the Business Combination as generally supporting its decision to enter into the Business Combination Agreement and the transactions contemplated thereby. The SPAC Board also considered a variety of uncertainties and risks and other potentially negative factors concerning the Business Combination.
The SPAC Board concluded that the potential benefits that it expected SPAC and its shareholders to achieve as a result of the Business Combination outweighed the potentially negative factors associated with the Business

Combination. Accordingly, the SPAC Board determined that the Business Combination Agreement and the Business Combination contemplated therein were advisable and in the best interests of SPAC and its shareholders. See the section entitled “Proposal No. 1—The Business Combination Proposal—SPAC Board’s Reasons for the Approval of the Business Combination and Recommendations.”
Interests of Certain Persons in the Business Combination
In considering the recommendation of SPAC Board to vote in favor of the Business Combination, shareholders should be aware that, the Sponsor and SPAC’s directors and officers have interests in the Business Combination that are different from, or in addition to, those of other shareholders generally, which could cause them to benefit from and incentivize them to pursue a business combination with a less favorable target company or on terms less favorable to non-redeeming shareholders rather than liquidate, subject always to their fiduciary duties under Cayman Islands law. SPAC’s directors were aware of and considered these interests, among other matters, in evaluating the Business Combination and did not believe that such interests would preclude them from approving the Business Combination or from recommending the Business Combination to shareholders, considering that these interests would be disclosed in this proxy statement/prospectus. Shareholders should take these interests into account in deciding whether to approve the Business Combination. These interests include, among other things:
•
the fact that the Sponsor paid an aggregate of $25,167.64 for 6,707,663 Founder Shares, which will have a significantly higher value at the time of the Business Combination but will become worthless if a business combination is not consummated by the Deadline. On February 19, 2025, the Sponsor transferred 278,000 Founder Shares to the NewHold Board, resulting in the Sponsor holding 6,429,663 Founder Shares. Based on the closing price for the SPAC Public Shares of $10.68 on Nasdaq on August 7, 2026, the value of the Founder Shares held by the Founder Shareholders would be $71,637,840.84;

•
the fact that the Sponsor paid an aggregate of approximately $5,526,000 for its 552,600 SPAC Private Placement Units and that the SPAC Private Placement Warrants underlying such units will expire worthless if a business combination is not consummated by the Deadline;

•
the fact that the Founder Shareholders are anticipated to hold 1.1% of issued and outstanding shares of the Company immediately following the Business Combination (assuming No Redemptions and the exercise of SPAC Private Placement Warrants);

•
the fact that, given the differential in the purchase price that the Sponsor paid for the Founder Shares and the purchase price that the Sponsor paid for the SPAC Private Placement Units as compared to the price of the SPAC Public Shares and SPAC Public Units and the substantial number of SPAC Class A Ordinary Shares that the Founder Shareholders will receive upon conversion of the Founder Shares and (as applicable) SPAC Private Placement Warrants and SPAC Class A Ordinary Shares underlying the SPAC Private Placement Units, the Founder Shareholders can earn a positive return on their investment, even if SPAC Public Shareholders have a negative return on their investment;

•
the fact that the Founder Shareholders and the directors and executive officers of SPAC have agreed not to redeem any SPAC Ordinary Shares held by it in connection with the shareholder vote to approve a proposed initial business combination pursuant to the SPAC IPO Letter Agreement;

•
the fact that the Founder Shareholders will lose their entire investment in SPAC if an initial business combination is not consummated by March 3, 2027. The Sponsor, officers and directors and their respective affiliates have not incurred any out-of-pocket fees and expenses in relation to SPAC’s initial business combination since the SPAC IPO;

•
the fact that the Sponsor has agreed to waive its rights to liquidating distributions from the Trust Account with respect to Founder Shares held by it if SPAC fails to complete an initial business combination by the Deadline;

•
the fact that the Sponsor, officers, directors and their respective affiliates are entitled to reimbursement of reasonable out-of-pocket expenses incurred by them in connection with certain activities on SPAC’s behalf, such as identifying and investing possible business targets and business combinations. However, if SPAC fails to consummate a business combination within the required period, they will not have any claim against the Trust Account for reimbursement. Accordingly, SPAC may not be able to reimburse these expenses if the Business Combination or another business combination is not consummated by the Deadline;

•
the right of the Founder Shareholders to transfer the Company Ordinary Shares and Company Warrants following the Business Combination, subject to the Lock-Up Arrangements set forth in the Sponsor Support Agreement;

•
in the event of the liquidation of the Trust Account upon the failure of SPAC to consummate a business combination by the Deadline, the Sponsor has agreed to indemnify SPAC to ensure that the proceeds in the Trust Account are not reduced below $10.05 per SPAC Public Share, or such lesser per-Public Share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which SPAC has entered into a written letter of intent, confidentiality or other similar agreement or claims of any third party (other than its independent public accountants) for services rendered or products sold to SPAC, provided that such indemnification will not apply to any claims by a third party that executed a waiver of any and all rights to seek access to the Trust Account, nor will it apply to any claims under indemnity of the underwriters of the SPAC IPO against certain liabilities, including liabilities under the Securities Act;

•
the Sponsor (including its representatives and affiliates) and SPAC’s officers and directors are, or in the future may become, affiliated with entities that are engaged in similar business to SPAC. The Sponsor and SPAC’s officers and directors are not prohibited from sponsoring, or otherwise becoming involved with, another blank check company prior to SPAC completing its initial business combination. SPAC’s officers and directors may become aware of business opportunities which may be appropriate for presentation to SPAC, and the other entities to which they owe certain fiduciary or contractual duties. Accordingly, they may have had conflicts of interest in determining to which entity a particular business opportunity should be presented. These conflicts may not be resolved in SPAC’s favor and such potential business opportunities may be presented to other entities prior to their presentation to SPAC, subject always to applicable fiduciary duties under Cayman Islands law. SPAC Articles provide that SPAC renounces its interest in any corporate opportunity offered to any officer or director of SPAC. This waiver allows SPAC’s officers and directors to allocate opportunities based on a combination of the objectives and fundraising needs of the target, as well as the investment objectives of the entity. SPAC does not believe that the waiver of the corporate opportunities doctrine otherwise had a material impact on its search for an acquisition target;

•
the fact that Kevin Charlton, SPAC’s Chief Executive Officer, Polly Schneck, SPAC’s Chief Financial Officer, and Samy Hammad, SPAC’s President and Chief Operating Officer, are entitled to receive deferred compensation of $15,000 per month each, all of which will become payable by SPAC upon consummation of SPAC’s initial business combination, including the Business Combination, and therefore such officers may have an incentive for SPAC to complete the Business Combination rather than liquidate. Polly Schneck also receives $7,100 per month, and Samy Hammad also receives $21,500 per month, in each case paid on a current basis out of the Administrative Services Fee prior to consummation of SPAC’s initial business combination, for services provided to SPAC;

•
the fact that the Business Combination Agreement provides for the continued indemnification of some of SPAC’s existing directors and officers and the continuation of SPAC’s directors’ and officers’ liability insurance after the Business Combination; and

•	the fact that SPAC has entered into a registration rights agreement with the Founder Shareholders, which provides for customary registration rights to them and their permitted transferees.
Comparison of Rights of Company Shareholders and SPAC Shareholders
If the Business Combination is successfully completed, SPAC Shareholders will become Company Shareholders and their rights as shareholders will be governed by the Company’s constitutional documents. Please see the section entitled “Comparison of Rights of Company Shareholders and SPAC Shareholders” for more information.
Board of Directors Following the Business Combination
Upon consummation of the Business Combination, it is expected that each Class I director will have a term that expires at the annual general meeting of shareholders in 2027, each Class II director will have a term that expires at the annual general meeting of shareholders in 2028 and each Class III director will have a term that expires at the annual general meeting of shareholders in 2029, or, in each case, until their respective successors are duly elected and qualified, or until their earlier resignation, removal or death.

We are proposing Andrea Ruben Osvaldo Levi, Raffaele Petrone and Anne-François de Bourdoncle de Saint Salvy to serve as Class I directors, Manfredi Lefebvre d’Ovidio de Clunières di Balsorano, Elisabeth Rizzotti and Suzy Taherian to serve as Class II directors and Stefano Buono, Jeffrey J. Lyash and Heinz Maeusli to serve as Class III directors.
Please see the section entitled “Management After the Business Combination” for additional information.
Tax Consequences of the Business Combination for SPAC Shareholders
For a description of certain material U.S. federal income tax considerations of the Business Combination, the exercise of redemption rights in respect of SPAC Class A Ordinary Shares, and the ownership and disposition of Company Ordinary Shares and Company Warrants, please see the information set forth in “Material U.S. Federal Income Tax Considerations.”
Expected Accounting Treatment of the Transactions
The Business Combination is expected to be accounted for as a capital reorganization in accordance with IFRS. Under this method of accounting, SPAC will be treated as the “acquired” company for financial reporting purposes, and the Company will be the accounting “acquirer.” This determination is primarily based on the assumption that:
•	The Company’s existing shareholders will hold a majority of the voting power of the combined company;
•	The Company is the larger entity in terms of substantive operations and employee base;
•	The Company will designate a majority of the members of the board of directors of the combined company;
•	The Company’s operations will comprise the ongoing operations of the combined company; and
•	The Company’s existing senior management will comprise all of the senior management of the combined company.
Another determining factor is that the SPAC does not meet the definition of a “business” pursuant to IFRS 3, and accordingly, for accounting purposes, the Business Combination will be accounted for as a capital reorganization within the scope of IFRS 2. The net assets of the SPAC will be stated at historical cost, with no goodwill or other intangible assets recorded. In accordance with IFRS 2, any excess of the fair value of the Company Ordinary Shares issued to the SPAC’s shareholders over the fair value of the identifiable net assets of the SPAC acquired represents compensation for the service of a stock exchange listing and is expensed as incurred.
Summary of Risk Factors
In evaluating the proposals to be presented at the Extraordinary General Meeting, you should carefully read this proxy statement/prospectus/consent solicitation statement and especially consider the factors discussed in the section entitled “Risk Factors.” These risks include, but are not limited to the following:
Risks Related to newcleo’s Business and Operations Following the Business Combination
•
We have not yet constructed any LFR plants or MOX fuel manufacturing plants or entered into any binding contract with any customer to operate an LFR or MOX fuel manufacturing plant, and there is no guarantee that we will be able to do so in the future. This limited commercial operating history makes it difficult to evaluate our prospects, the risks and challenges we may encounter and our total potential addressable market.

•	We have a limited commercial operating history in a rapidly evolving industry. As a result, it is difficult for us to evaluate and prepare for all the risks and challenges we may encounter.
•
We have no operating history as a company that builds, operates or maintains commercial nuclear power plants, or that licenses technology for customers to do so, and our limited institutional experience in executing such a business model may adversely affect our business.

•
Our LFR technology is subject to significant technical development and validation risks, including risks relating to lead corrosion and materials degradation, which could adversely affect the performance, cost, licensing and commercial viability of our LFR technology.

•
We are an early-stage company with a history of financial losses (e.g., negative cash flows), and we expect to incur significant expenses and continuing financial losses at least until our LFR and MOX fuel manufacturing plants become commercially viable, which may never occur.

•
Incidents involving nuclear energy facilities in the United States or globally, including accidents, terrorist acts or other high profile events involving radioactive materials, could materially and adversely affect the public perception of the safety of nuclear energy, our customers and the markets in which we operate, and such adverse effects could potentially decrease demand for nuclear energy, increase regulatory requirements and costs or result in liability or claims that could materially and adversely affect our business.

•
The advanced nuclear industry in which we operate is nascent, characterized by limited commercial precedent, long development timelines, substantial capital requirements and significant execution uncertainty, which makes our commercialization pathway difficult to predict.

•
Our construction and delivery timeline estimates for our plants, facilities, and other equipment may increase due to a number of factors, including the degree of pre-fabrication, standardization, licensing regulation, on-site construction, long-lead procurement, contractor performance, plant pre-operational and startup testing and other site-specific considerations.

•
Changes in the availability and cost of oil, natural gas, nuclear fuel cycle inputs and other forms of energy, as well as our ability to access plutonium and other reprocessed nuclear materials on acceptable terms, are subject to volatile market, regulatory and geopolitical conditions that could adversely affect our business, prospects, financial condition, results of operations and cash flows.

•	Building a new LFR plant or MOX fuel manufacturing plant is challenging as a result of many factors, including regulatory and construction complexity, and may take longer or cost more than we expect.
Macroeconomic Risks Relating to Our Business
•	Uncertain global macroeconomic, trade and political conditions could materially and adversely affect our business prospects, financial condition, results of operations and cash flows.
•
The occurrence of adverse events, cancellations of significant projects, delays in project timelines, adjustments in cost structures, and other negative developments announced by competitors could have an impact on our operations, financial performance, and future prospects.

•
The cost of electricity generated from our reactors may not be cost competitive with other sources of electricity or other low-carbon energy solutions in some markets, which could materially and adversely affect our business.

Risks Relating to Compliance with Law, Government Regulation and Litigation
•
Our operations involve hazardous materials and highly technical processes, requiring strict compliance with safety procedures, guidelines, and regulatory requirements. Any failure of the measures we have implemented to address potential issues related to our operations could adversely affect our business.

•	Our operations and business plans could be significantly impacted by changes in federal, state, and local government policies and priorities.
•	We may become involved in litigation that may materially adversely affect us.
•
We will seek to cover gaps in nuclear liability coverage in our contracts, but such coverage may not always be possible, and such liability could materially and adversely affect our business, results of operations and financial condition.

Risks Relating to Our Capital Resources
•
The amount of time and funding needed to develop our LFRs, LFR plants and MOX fuel manufacturing plants may significantly exceed our expectations, and if there are significant redemptions in connection with the Business Combination, we may need to make significant adjustments to our business plan or significantly delay, scale back or discontinue the deployment, construction or operation of our LFRs, LFR plants, MOX fuel manufacturing plants and/or some or all of our research and development programs, and will need to seek additional capital.

•
In order to fulfill our business plan, we will require additional funding in addition to any funding resulting from the proposed business combination, which may be dilutive to our investors, may result in a decline in the market price of your shares, and no assurances can be provided as to the availability or terms of any such funding.

•	There is a material uncertainty related to our ability to continue as a going concern, and we may require additional funding whether or not the Business Combination is consummated.
•
Our actual operating results may differ significantly from our guidance. Any failure to successfully implement our operating strategy or the occurrence of any of the events or circumstances set forth in this “Risk Factors” section could result in our actual operating results being different from our guidance, and the differences may be adverse and material.

Risks Related to Our Illustrative Revenue Streams
•
The illustrative revenue streams presented in this proxy statement/prospectus are estimates only, reflecting management’s current expectations and are based on numerous assumptions. The illustrative revenue streams presented in this proxy statement/prospectus may not be realized, and actual results could differ materially from the illustrative estimates presented.

Risks Related to Our Ordinary Shares
•
The public market performance and transaction outcomes of other advanced nuclear, clean energy and other capital-intensive development-stage companies may adversely affect investor perceptions of our business, the market price of our securities and our ability to raise capital.

•
We will be a foreign private issuer and, as a result, will not be subject to U.S. proxy rules and will be subject to Exchange Act reporting obligations that, to some extent, are more lenient and less frequent than those of a U.S. domestic public company.

Risks Related to SPAC and the Business Combination
•
Because the Company is not conducting an underwritten offering of its securities, no underwriter has conducted due diligence of the Company’s business, operations or financial condition or reviewed the disclosure in this proxy statement/prospectus.

•
The Business Combination Agreement contains provisions that limit SPAC from seeking an alternative business combination. If the Business Combination is not completed, those restrictions may make it harder for SPAC to complete an alternative business combination before the Deadline.

•
If NewHold is unable to complete the Business Combination or another business combination by the Deadline, and it is unable, or elect not, to seek an extension of such time period, it will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, subject to lawfully available funds, redeem 100% of the issued and outstanding SPAC Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account (which interest shall be net of taxes payable and less up to $100,000 of interest to pay dissolution expenses) divided by the number of SPAC Public Shares then in issue, which redemption will completely extinguish SPAC Public Shareholders’ rights as SPAC Shareholders (including the right to receive further liquidation distributions, if any) subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of its remaining shareholders and the NewHold Board, liquidating and dissolving, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. In such event, SPAC Public Shareholders may only receive $10.05 per share (or less than such amount in certain circumstances).

•
NewHold’s Sponsor, directors and officers have interests in the Business Combination that are different from, or are in addition to, the interests of other SPAC Public Shareholders in recommending that shareholders vote in favor of approval of the Business Combination Proposal and approval of the other proposals described in this proxy statement/prospectus.

•
Future resales of the Company Ordinary Shares issued in connection with the Business Combination may cause the market price of the Company Ordinary Shares to drop significantly, even if the Company’s business is doing well.

•
The Company may issue additional Company Ordinary Shares or other equity securities without seeking approval of its shareholders, which would dilute your ownership interests and may depress the market price of the Company Ordinary Shares.

•
If the PIPE Financing is not consummated, or if PIPE Investors fail to fund their commitments, NewHold and the Company may lack sufficient funds to consummate the Business Combination or to support the combined company’s business following Closing.

Risks Related to the Redemption Rights
•
If SPAC Public Shareholders fail to properly demand redemption rights, they will not be entitled to convert their SPAC Public Shares into a per-share redemption price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of the initial business combination, including interest earned on the Trust Account (which interest shall be net of taxes payable), divided by the number of then issued SPAC Public Shares.

•
There is no guarantee that a SPAC Public Shareholder’s decision to redeem its shares for a per-share redemption price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of the initial business combination, including interest earned on the Trust Account (which interest shall be net of taxes payable), divided by the number of then issued SPAC Public Shares will put the shareholder in a better future economic position.

Potential Sources of Dilution
Dilution per share to the original investors in SPAC is determined by its net tangible book value per share, as adjusted, while excluding the Business Combination, while giving effect to material probable or consummated transactions and other material effects on SPAC’s net tangible book value per share, from the initial public offering price per share paid by original investors in SPAC as set forth as follows under the five redemption scenarios:

	Assuming No Redemptions	Assuming 25% Redemptions	Assuming 50% Redemptions	Assuming 75% Redemptions	Assuming 100% Redemptions
	(in thousands of €, except share and per share amounts)
Number of shares
SPAC Public Shareholders with shares subject to redemption(1)	19,201,220	14,400,915	9,600,610	4,800,305	—
SPAC Public Shareholders with shares subject to Non-Redemption Agreements(2)	1,016,158	1,016,158	1,016,158	1,016,158	1,016,158
Holders of Founder Shares and Private Placement Shares(3)	7,395,385	7,395,385	7,395,385	7,395,385	7,395,385
Total outstanding SPAC Ordinary Shares as of March 31, 2026	27,612,763	22,812,458	18,012,153	13,211,848	8,411,543
Adjusted for:
Sponsor Forfeited Equity related to Business Combination	(1,396,453)	(1,667,229)	(2,371,842)	(3,076,454)	(3,781,066)
Sponsor Earnout	(2,792,905)	(2,522,129)	(1,817,516)	(1,112,904)	(408,292)
PIPE Investors	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000

Total outstanding SPAC Ordinary Shares as of March 31, 2026, as adjusted	45,423,405	40,623,100	35,822,795	31,022,490	26,222,185
Potential source of dilution(4):
Holders of SPAC Warrants	10,397,290	10,386,575	10,358,692	10,330,810	10,302,927
Fully diluted outstanding SPAC Ordinary Shares as of March 31, 2026, as adjusted	55,820,695	51,009,675	46,181,487	41,353,300	36,525,112

	Assuming No Redemptions	Assuming 25% Redemptions	Assuming 50% Redemptions	Assuming 75% Redemptions	Assuming 100% Redemptions
	(in thousands of €, except share and per share amounts)
SPAC’s net tangible book value as of March 31, 2026(5)	€176,214	€132,504	€88,795	€45,085	€1,376
Adjusted for(6):
Transaction expenses to be accrued by SPAC	(5,339)	(5,339)	(5,339)	(5,016)	(4,579)
Impact of reduction in deferred underwriting fee	—	437	874	1,310	1,747
Impact of Sponsor Forfeited Equity	94	112	159	207	254
Impact of PIPE Proceeds, net of issuance costs	181,633	181,633	181,633	181,633	181,633
Impact of recognition of warrant liability	(17,696)	(17,696)	(17,696)	(17,696)	(17,696)
Impact of derecognition of the prepaid expenses	(155)	(155)	(155)	(155)	(155)
SPAC’s net tangible book value as of March 31, 2026, as adjusted	€334,751	€291,496	€248,271	€ 205,368	€ 162,580
Net tangible book value per share as of March 31, 2026	€6.38	€5.81	€4.93	€3.41	€0.16
Net tangible book value per share as of March 31, 2026, as adjusted	€7.37	€7.18	€6.93	€6.62	€6.20
Offering price per share	€8.68	€8.68	€8.68	€8.68	€8.68
Dilution(7)	€1.31	€1.50	€1.75	€2.06	€2.48

(1)	Excludes 923,780 Class A Ordinary Shares subject to the Non-Redemption Agreements.
(2)
Includes 923,780 Class A Ordinary Shares and 92,378 SPAC Class B Ordinary Shares forfeiting by the Sponsor and assigning to the SPAC Public Shareholders in accordance with the Non-Redemption Agreements.

(3)	Includes 92,378 SPAC Class B Ordinary Shares forfeiting by the Sponsor and assigning to the SPAC Public Shareholders in accordance with the Non-Redemption Agreements.
(4)
Potential sources of dilution exclude transactions that are considered improbable by SPAC to be effected at or prior to the consummation of the Business Combination: the issuance of up to 10,397,290 Company Ordinary Shares upon the exercise of 10,062,500 SPAC Public Warrants and the exercise of up to 334,790 SPAC Private Placement Warrants underlying the SPAC Private Placement Units that will remain outstanding after consummation of the Business Combination regardless of the level of redemptions. The SPAC Warrants will only become exercisable 30 days after the completion of the Business Combination at the holders’ election, at an exercise price of $11.50 (subject to adjustment), and will expire five years after the completion of the Business Combination or earlier upon redemption or liquidation.

(5)	SPAC’s net tangible book value was calculated by total assets minus total liabilities, adjusted to reflect a reduction in the Trust Account balance corresponding to the level of redemptions.
(6)
SPAC’s net tangible book value was adjusted for (i) transaction expenses that have not been recorded on SPAC’s financial statements as of March 31, 2026, which will have impacts on the calculation of net tangible book value upon closing; (ii) reduction in the deferred underwriting fees as a result of different levels of redemption; (iii) forfeiture of the SPAC Warrants dependent upon the Trust Account balance remaining as a result of different levels of redemption; (iv) aggregate issuance and sale of 22,000,000 newcleo Ordinary Shares to PIPE Investors pursuant to the PIPE Subscription Agreements, for aggregate net proceeds of €181.6 million; (v) recognition of the SPAC Warrant liabilities in accordance with IFRS; and (vi) derecognition of the prepaid expenses in connection with balances that do not represent any future benefit for the post combination entity.

(7)
Dilution was calculated by subtracting SPAC’s net tangible book value per share as of March 31, 2026, as adjusted from SPAC’s IPO price per share paid by the public investors ($10.00 or €8.68 per share).

	Assuming No Redemptions	Assuming 25% Redemptions	Assuming 50% Redemptions	Assuming 75% Redemptions	Assuming 100% Redemptions
	(in thousands of €, except share and per share amounts)
Outstanding SPAC Ordinary Shares as of March 31, 2026, as adjusted	45,423,405	40,623,100	35,822,795	31,022,490	26,222,185
Company Ordinary Shares issued to the Company Shareholders in Business Combination	244,883,387	244,883,387	244,883,387	244,883,387	244,883,387
Number of Company Ordinary Shares after giving effect to the de- SPAC transaction and related financing(1)	290,306,792	285,506,487	280,706,182	275,905,877	271,105,572
The Company’s valuation at or above which the non-redeeming SPAC Shareholders’ interest per share being at least the IPO price per share	€2,519,863	€2,478,196	€2,436,530	€2,394,863	€2,353,196

(1)
The above discussion and table are based on a number of outstanding SPAC Ordinary Shares as a result of different levels of redemption, 244,883,387 outstanding Company Ordinary Shares, and 22,000,000 outstanding shares subscribed by PIPE investors on March 31, 2026, and exclude the following material potential sources of future dilution that are considered improbable by SPAC to be effected at or prior to the consummation of the Business Combination: the issuance of up to 10,397,290 Company Ordinary Shares upon the exercise of 10,062,500 SPAC Public Warrants and the exercise of up to 334,790 SPAC Private Placement Warrants underlying the SPAC Private Placement Units that will remain outstanding after consummation of the Business Combination regardless of the level of redemptions. The SPAC Warrants will only become exercisable 30 days after the completion of the Business Combination at the holders’ election, at an exercise price of $11.50 (subject to adjustment), and will expire five years after the completion of the Business Combination or earlier upon redemption or liquidation. If all of the SPAC Warrants are exercised, under the No Redemption Scenario, the total number of outstanding Company Ordinary Shares will be increased by 10,397,290 shares, and SPAC’s net tangible book value as of March 31, 2026, as adjusted will be increased by €97.1 million based on the share price of $10.76 or €9.34 per share on July 14, 2026.

Sources and Uses of Funds for the Transactions
The following tables summarize the sources and uses of funds in connection with the Business Combination under the No Redemption Scenario, the Intermediate (50%) Redemption Scenario, and the Maximum Redemption Scenario, respectively. For an illustration of the number of shares and percentage interests outstanding under each scenario see the section entitled “Unaudited Pro Forma Combined Financial Information.”
The historical financial statements of SPAC as of and for the three months ended March 31, 2026 were prepared in U.S. dollars, SPACs presentation currency, and in accordance with U.S. generally accepted accounting principles as issued by the Financial Accounting Standards Board. For purposes of preparing the following tables, all amounts in SPAC’s historical balance sheet as of March 31, 2026, as well as the proceeds of the PIPE Financing, were converted to euro using an exchange rate of €0.8682 per U.S. dollar as of that date.
Estimated Sources and Uses (No Redemption Scenario)

Sources of Funds		Uses
(in millions)
SPAC’s Cash in the Trust Account(1)	€183.3	Newcleo’s Cash on Balance Sheet	€446.2
PIPE Financing(2)	191.0	Estimated Transaction Expenses(3)	47.3
Newcleo’s Cash on Balance Sheet(4)	118.7	Redemptions	—
SPAC Cash on Balance Sheet(5)	0.5
Total Sources	€493.5	Total Uses	€493.5

(1)
Represents the cash in the Trust Account as of March 31, 2026. The actual amount of cash will vary depending on, among other things, actual fees and expenses incurred in connection with the Business Combination.

(2)	Represents $220.0 million in gross proceeds from the PIPE Financing.
(3)
Represents estimated out-of-pocket fees and expenses incurred by SPAC, newcleo or their respective affiliates in connection with the Transactions, the actual amount of which will vary depending on actual fees and expenses incurred in connection with the Business Combination.

(4)
Represents adjusted newcleo’s cash and cash equivalents balance as of March 31, 2026, after giving effect to newcleo’s Financing Transaction Adjustments reflected in the accompanying unaudited pro forma condensed combined financial information. See “Unaudited Pro Forma Condensed Combined Financial Information.”

(5)	Represents SPAC’s cash and cash equivalents balance as of March 31, 2026.
Estimated Sources and Uses (Intermediate (50%) Redemption Scenario)

Sources of Funds		Uses
(in millions)
SPAC’s Cash in the Trust Account(1)	€183.3	Newcleo’s Cash on Balance Sheet	€359.7
PIPE Financing(2)	191.0	Estimated Transaction Expenses(3)	46.4
Newcleo’s Cash on Balance Sheet(4)	118.7	Redemptions(6)	87.4
SPAC Cash on Balance Sheet(5)	0.5
Total Sources	€493.5	Total Uses	€493.5

(1)
Represents the cash in the Trust Account as of March 31, 2026. The actual amount of cash will vary depending on, among other things, actual fees and expenses incurred in connection with the Business Combination.

(2)	Represents $220.0 million in gross proceeds from the PIPE Financing.
(3)
Represents estimated out-of-pocket fees and expenses incurred by SPAC, newcleo or their respective affiliates in connection with the Transactions, the actual amount of which will vary depending on actual fees and expenses incurred in connection with the Business Combination.

(4)
Represents adjusted newcleo’s cash and cash equivalents balance as of March 31, 2026, after giving effect to newcleo’s Financing Transaction Adjustments reflected in the accompanying unaudited pro forma condensed combined financial information. See “Unaudited Pro Forma Condensed Combined Financial Information.”

(5)	Represents SPAC’s cash and cash equivalents balance as of March 31, 2026.
(6)	Reflects the intermediate (50%) redemption scenario after giving effect to the Non-Redemption Agreements
Estimated Sources and Uses (Maximum Redemption Scenario)

Sources of Funds		Uses
(in millions)
SPAC’s Cash in the Trust Account(1)	€183.3	Newcleo’s Cash on Balance Sheet	€273.9
PIPE Financing(2)	191.0	Estimated Transaction Expenses(3)	44.8
Newcleo’s Cash on Balance Sheet(4)	118.7	Redemptions(6)	174.8
SPAC Cash on Balance Sheet(5)	0.5
Total Sources	€493.5	Total Uses	€493.5

(1)
Represents the cash in the Trust Account as of March 31, 2026. The actual amount of cash will vary depending on, among other things, actual fees and expenses incurred in connection with the Business Combination.

(2)	Represents $220.0 million in gross proceeds from the PIPE Financing.
(3)
Represents estimated out-of-pocket fees and expenses incurred by SPAC, newcleo or their respective affiliates in connection with the Transactions, the actual amount of which will vary depending on actual fees and expenses incurred in connection with the Business Combination.

(4)
Represents adjusted newcleo’s cash and cash equivalents balance as of March 31, 2026, after giving effect to newcleo’s Financing Transaction Adjustments reflected in the accompanying unaudited pro forma condensed combined financial information. See “Unaudited Pro Forma Condensed Combined Financial Information.”

(5)	Represents SPAC’s cash and cash equivalents balance as of March 31, 2026.
(6)	Reflects the maximum redemption scenario after giving effect to the Non-Redemption Agreements.
Emerging Growth Company
The Company is, and consequently, following the Business Combination, will be, an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the JOBS Act. As such, post-Closing, the Company will be eligible to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), reduced disclosure obligations regarding executive compensation in their periodic reports and proxy statements, and exemptions from the requirements of holding a non-binding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved. If some investors find the Company’s securities less attractive as a result, there may be a less active trading market for the Company’s securities and the prices of the Company’s securities may be more volatile.
Post-Closing, the Company will remain an emerging growth company until the earlier of: (i) the last day of the fiscal year (a) following the fifth anniversary of the date of its first sale of common equity securities pursuant to an effective registration statement, (b) in which the Company has total annual gross revenue of at least $1.235 billion, or (c) in which the Company is deemed to be a large accelerated filer, which means the market value of the Company’s common equity that is held by non-affiliates exceeds $700 million as of the last Business Day of its most recently completed second fiscal quarter; and (ii) the date on which the Company has issued more than $1.00 billion in non-convertible debt securities during the prior three-year period. References herein to “emerging growth company” have the meaning associated with it in the JOBS Act.
Foreign Private Issuer
The Company is a foreign private issuer within the meaning of the rules under the Exchange Act and, as such, is permitted to follow certain corporate governance practices applicable to companies incorporated in its home jurisdiction in lieu of certain corporate governance requirements of the Stock Exchange applicable to U.S. domestic companies. Accordingly, to the extent permitted by applicable law and the listing rules of the Stock Exchange, the Company intends to rely on the accommodations available to foreign private issuers and follow the corporate governance requirements applicable to it in its home jurisdiction rather than the corresponding corporate governance standards otherwise applicable to U.S. domestic companies listed on the Stock Exchange. For example, the Company is not required to have a majority of its board consisting of independent directors or to maintain a compensation committee or a nominating and corporate governance committee consisting entirely of independent directors. As a result, the Company’s shareholders may not have the same protections afforded to shareholders of U.S. domestic companies that are subject to all of the corporate governance requirements of the Stock Exchange. As a foreign private issuer, the Company is also subject to reduced disclosure requirements and is exempt from certain provisions of the U.S. securities laws applicable to U.S. domestic issuers, including the rules regulating the solicitation of proxies and certain insider reporting and short-swing profit rules. See “Management After the Business Combination—Foreign Private Issuer Status.”

SUMMARY HISTORICAL FINANCIAL INFORMATION OF NEWCLEO
The following table shows the summary historical financial information of newcleo for the period and as of the dates indicated. The summary historical financial information for newcleo presented below as of and for the three months ended March 31, 2026 and 2025 has been derived from newcleo’s unaudited condensed consolidated financial statements, while the summary historical financial information as of and for the years ended December 31, 2025 and 2024 has been derived from newcleo’s audited consolidated financial statements. Information presented below should be read in conjunction with the sections entitled “Risk Factors” and “newcleo’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and newcleo’s consolidated financial statements and related notes thereto included elsewhere in this proxy statement/prospectus. The summary historical financial information in this section is not intended to replace newcleo’s consolidated financial statements and related notes. newcleo’s historical results are not necessarily indicative of newcleo’s future results.
As explained elsewhere in this proxy statement/prospectus, the financial information contained in this section relates to newcleo prior to and without giving pro-forma effect to the impact of the Business Combination and, as a result, the results in this section may not be indicative of the results of newcleo going forward. For additional information, see “Unaudited Pro Forma Condensed Combined Financial Information.”

	For the Three Months Ended March 31,		For the Year Ended December 31,
	2026	2025	2025	2024
	(in thousands of €, except share and per share data)
Consolidated Statements of Operations Data:
Revenue from products and services	€8,838	€5,843	€32,769	€46,743
Cost of sales	(5,520)	(4,582)	(24,953)	(34,999)
Gross profit	3,318	1,261	7,816	11,744
Operating expenses:
Other income	3,174	2,486	19,347	17,746
Research and development expenses	(16,129)	(17,761)	(68,544)	(58,473)
Selling, general and administrative expenses	(26,768)	(22,939)	(98,547)	(86,815)
Operating loss	(36,405)	(36,953)	(139,928)	(115,798)
Other income (expense):
(Loss) gain on disposal of assets	(11)	2	(1,630)	180
Finance income	325	817	1,937	5,232
Change in fair value of financial assets measured at fair value through profit or loss	—	—	—	1,798
Finance costs	(518)	(692)	(2,120)	(1,977)
Share of loss of associates	(60)	—	(48)	—
Loss before income tax	(36,669)	(36,826)	(141,789)	(110,565)
Income tax benefit	472	325	1,824	402
Net loss	€(36,197)	€(36,501)	€(139,965)	€(110,163)
Net loss per share attributable to ordinary shareholders, basic and diluted	€(0.07)	€(0.08)	€(0.30)	€(0.25)
Weighted-average ordinary shares outstanding, basic and diluted	490,585,609	462,036,736	462,252,560	436,276,314

	As of March 31, 2026	As of December 31, 2025
	(in thousands of €)
Consolidated Balance Sheet Data:
Cash and cash equivalents	€100,558	€105,270
Working capital(1)	€102,989	€85,105
Total assets	€445,470	€436,317
Total liabilities	€118,236	€139,389
Total equity	€327,234	€296,928

(1)	We define working capital as current assets less current liabilities.

SELECTED UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
The following summary unaudited pro forma condensed combined financial information of newcleo presented below has been derived by applying the pro forma adjustments described in “Unaudited Pro Forma Condensed Combined Financial Information” to the historical consolidated financial statements of newcleo to depict the accounting of the Business Combination.
The following unaudited pro forma condensed combined balance sheet as of March 31, 2026 combines the historical unaudited balance sheet of NewHold as of March 31, 2026 with the historical unaudited consolidated balance sheet of newcleo as of March 31, 2026, giving effect to the Business Combination as if it had been consummated on March 31, 2026. The unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2026 combines the historical unaudited statement of operations of NewHold for the three months ended March 31, 2026 with the historical unaudited consolidated statement of operations of newcleo for the three months ended March 31, 2026. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2025 combines the historical audited statements of operations of NewHold for the year ended December 31, 2025 with the historical audited consolidated statement of operations of newcleo for the year ended December 31, 2025, giving effect to the Business Combination as if it had been consummated on January 1, 2025, which is the beginning of the earliest period presented.
The selected unaudited pro forma condensed combined financial information is for informational purposes only. The unaudited pro forma condensed financial information does not purport to represent, and is not necessarily indicative of, what the actual financial condition and results of operations of the combined company would have been or will be for any future period had the Business Combination been affected. The selected unaudited pro forma condensed combined financial information is based on and should be read in conjunction with the historical financial statements of newcleo and NewHold, and related notes thereto included elsewhere in this proxy statement/prospectus, the Business Combination Agreement, as well as the sections entitled “Unaudited Pro Forma Condensed Combined Financial Information,” “SPAC’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “newcleo’s Management’s Discussion and Analysis of Financial Condition and Results of Operations.”
The unaudited pro forma combined financial information contained herein assumes that NewHold Public Shareholders approve the Business Combination. NewHold cannot predict how many of its SPAC Public Shareholders will exercise their right to redeem their Public Shares for cash. Therefore, the following tables present selected pro forma information after giving effect to the Business Combination presented under three scenarios:
•
Assuming No Redemptions: This presentation assumes that no SPAC Public Shareholders exercise their right to have their SPAC Class A Ordinary Shares converted into their pro rata share of the Trust Account and thus the full amount held in the Trust Account as of the Closing is available for the Business Combination;

•
Assuming Intermediate (50%) Redemptions: This presentation assumes that SPAC Public Shareholders holding the 9,600,610 SPAC Class A Ordinary Shares subject to possible redemption, the intermediate redemption of the outstanding SPAC Class A Ordinary Shares, will exercise their redemption rights for their pro rata share (approximately €9.11 or $10.49 per share) of the funds in the Trust Account. This scenario gives effect to SPAC Class A Ordinary Share redemptions for an aggregate redemption payment of €87.4 million using a €9.11 or $10.49 per share redemption price. Additionally, this presentation contemplates i) the NRA Investors electing not to redeem 923,780 SPAC Class A Ordinary Shares and ii) the Sponsor forfeiting to NewHold, for no consideration, 92,378 SPAC Class B Ordinary Shares and assigning the shares to the NRA Investors pursuant to the Non-Redemption Agreements. The NRA Investors will receive 1,016,158 newcleo Ordinary Shares upon completion of the Business Combination. This scenario includes all adjustments contained in the “no redemptions” scenario and presents additional adjustments to reflect the effect of the intermediate redemptions; and

•
Assuming Maximum Redemptions: This presentation assumes that SPAC Public Shareholders holding the 19,201,220 SPAC Class A Ordinary Shares subject to possible redemption, the maximum redemption of the outstanding SPAC Class A Ordinary Shares, will exercise their redemption rights for their pro rata share (approximately €9.11 or $10.49 per share) of the funds in the Trust Account. This scenario gives effect to SPAC Class A Ordinary Share redemptions for an aggregate redemption payment of €174.8 million using a €9.11 or $10.49 per share redemption price. Additionally, this presentation contemplates i) the NRA Investors electing not to redeem 923,780 SPAC Class A Ordinary Shares and ii) the Sponsor forfeiting to NewHold, for no consideration, 92,378 SPAC Class B Ordinary Shares and assigning the shares to the NRA Investors pursuant to the Non-Redemption Agreements. The NRA Investors will receive 1,016,158 newcleo Ordinary Shares upon completion of the Business Combination. This scenario includes all adjustments contained in the No Redemption scenario and presents additional adjustments to reflect the effect of the maximum redemptions.
The figures in the following tables are presented only as illustrative examples and are based on the scenarios described above, which may be different from the actual amount of redemptions in connection with the Business Combination.
In the event that SPAC Class A Ordinary Shares are redeemed in connection with the Business Combination but the number of shares redeemed is less than 9,600,610, the values set forth below will fall between the no redemption and intermediate (50%) redemption scenarios. In the event that SPAC Class A Ordinary Shares are redeemed in connection with the Business Combination but the number of shares redeemed is less than 19,201,220 but more than 9,600,610, the values set forth below will fall between the intermediate (50%) redemption and maximum redemption scenarios.
The table below sets forth summary unaudited pro forma condensed combined statements of operations data for the three months ended March 31, 2026 and for the year ended December 31, 2025:

	Pro Forma
	For the Three Months Ended March 31, 2026			For the Year Ended December 31, 2025
	No Redemption Scenario	Intermediate (50%) Redemption Scenario	Maximum Redemption Scenario	No Redemption Scenario	Intermediate (50%) Redemption Scenario	Maximum Redemption Scenario
	(in thousands of €, except share and per share amounts)
Combined Statement of Operations data:
Revenue	€8,838	€8,838	€8,838	€32,769	€32,769	€32,769
Total gross profit	€3,318	€3,318	€3,318	€7,816	€7,816	€7,816
Operating loss	€(37,170)	€(37,170)	€(37,170)	€(249,472)	€(240,472)	€(227,440)
Net loss	€(36,962)	€(36,962)	€(36,962)	€(249,509)	€(240,509)	€(227,477)
Basic and diluted net loss per ordinary share	€(0.13)	€(0.13)	€(0.14)	€(0.91)	€(0.91)	€(0.89)
Weighted average ordinary shares outstanding, basic and diluted	287,205,625	277,605,015	268,004,405	273,584,541	263,983,931	254,383,321

The table below sets forth summary unaudited pro forma condensed combined balance sheet data as of March 31, 2026:

	Pro Forma
	As of March 31, 2026
	No Redemption Scenario	Intermediate (50%) Redemption Scenario	Maximum Redemption Scenario
	(in thousands of €)
Combined Balance Sheet data:
Cash and cash equivalents	€446,220	€359,675	€273,889
Total assets	€791,132	€704,587	€618,801
Total liabilities	€111,741	€111,676	€111,581
Total equity (deficit)	€679,391	€592,911	€507,220

COMPARATIVE HISTORICAL AND UNAUDITED PRO FORMA PER SHARE
FINANCIAL INFORMATION
The following comparative historical and unaudited pro forma per share financial information presented below sets forth historical comparative share information for newcleo and NewHold as well as unaudited pro forma combined share information after giving effect to the Business Combination described in “Unaudited Pro Forma Condensed Combined Financial Information.”
The unaudited pro forma per share financial information reflects the Business Combination as if it occurred on March 31, 2026. The weighted average shares outstanding and pro forma net loss per share information reflects the Business Combination as if it occurred on January 1, 2025. The unaudited pro forma combined per share information is derived from, and should be read in conjunction with, the unaudited pro forma condensed combined financial information, as well as the historical financial statements of newcleo and NewHold, and related notes thereto included elsewhere in this proxy statement/prospectus, the Business Combination Agreement, as well as the sections entitled “Unaudited Pro Forma Condensed Combined Financial Information,” “SPAC’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “newcleo’s Management’s Discussion and Analysis of Financial Condition and Results of Operations.” The unaudited pro forma combined loss per share information below does not purport to represent the loss per share which would have occurred had the companies been combined during the periods presented, nor loss per share for any future date or period.
The selected unaudited pro forma per share financial information is for illustrative purposes only, and is based on the scenarios described below, which may be different from the actual amount of redemptions in connection with the Business Combination. In the event that SPAC Class A Ordinary Shares are redeemed in connection with the Business Combination, but the number of shares redeemed is less than 9,600,610, the values set forth below will fall between the no redemption and intermediate (50%) redemption scenarios. In the event that SPAC Class A Ordinary Shares are redeemed in connection with the Business Combination, but the number of shares redeemed is less than 19,201,220 but more than 9,600,610, the values set forth below will fall between the intermediate (50%) redemption and maximum redemption scenarios.
The unaudited pro forma per share financial information contained herein assumes that NewHold Public Shareholders approve the Business Combination. NewHold cannot predict how many of its SPAC Public Shareholders will exercise their right to redeem their SPAC Public Shares for cash. Therefore, the following tables present selected pro forma per share financial information after giving effect to the Business Combination presented under three scenarios:
•
Assuming No Redemption Scenario: This presentation assumes that no SPAC Public Shareholders exercise their right to have their SPAC Class A Ordinary Shares converted into their pro rata share of the Trust Account and thus the full amount held in the Trust Account as of the Closing is available for the Business Combination;

•
Assuming Intermediate (50%) Redemption: This presentation assumes that SPAC Public Shareholders holding the 9,600,610 SPAC Class A Ordinary Shares subject to possible redemption, the intermediate redemption of the outstanding SPAC Class A Ordinary Shares, will exercise their redemption rights for their pro rata share (approximately €9.11 or $10.49 per share) of the funds in the Trust Account. This scenario gives effect to SPAC Class A Ordinary Share redemptions for an aggregate redemption payment of €87.4 million using an €9.11 or $10.49 per share redemption price. Additionally, this presentation contemplates i) the NRA Investors electing not to redeem 923,780 SPAC Class A Ordinary Shares and ii) the Sponsor forfeiting to NewHold, for no consideration, 92,378 SPAC Class B Ordinary Shares and assigning the shares to the NRA Investors pursuant to the Non-Redemption Agreements. The NRA Investors will receive 1,016,158 newcleo Ordinary Shares upon completion of the Business Combination. This scenario includes all adjustments contained in the No Redemption scenario and presents additional adjustments to reflect the effect of the intermediate redemptions; and

•
Assuming Maximum Redemption Scenario: This presentation assumes that SPAC Public Shareholders holding the 19,201,220 SPAC Class A Ordinary Shares subject to possible redemption, the maximum redemption of the outstanding SPAC Class A Ordinary Shares, will exercise their redemption rights for their pro rata share (approximately €9.11 or $10.49 per share) of the funds in the Trust Account. This scenario gives effect to SPAC Class A Ordinary Share redemptions for an aggregate redemption payment of €174.8 million using a €9.11 or $10.49 per share redemption price. Additionally, this presentation contemplates i) the NRA Investors electing not to redeem 923,780 SPAC Class A Ordinary Shares and ii) the Sponsor forfeiting to NewHold, for no consideration, 92,378 SPAC Class B Ordinary Shares and assigning the shares to the NRA

Investors pursuant to the Non-Redemption Agreements. The NRA Investors will receive 1,016,158 newcleo Ordinary Shares upon completion of the Business Combination. This scenario includes all adjustments contained in the No Redemption scenario and presents additional adjustments to reflect the effect of the maximum redemptions.

			Pro Forma Combined(1)
For the Three Months Ended March 31, 2026	Newcleo (IFRS Historical)	NewHold (U.S. GAAP Historical)	Assuming No Redemption into Cash (IFRS)	Assuming Intermediate (50%) Redemption into Cash (IFRS)	Assuming Maximum Redemption into Cash (IFRS)
	(in thousands of €, except share and per share amounts)
Net income (loss)	€(36,197)	€601	€(36,962)	€(36,962)	€(36,962)
Shareholders’ equity (deficit)(2)	€327,234	€176,214	€679,391	€592,911	€507,220
Shareholders’ equity (deficit) per share(3)	€0.66	€6.38	€2.34	€2.11	€1.87
Ending shares subject to redemption(4)	—	20,125,000	—	—	—
Ending shares	497,036,310	7,487,763	290,306,792	280,706,182	271,105,572
Ending shares (including shares subject to redemption)	497,036,310	27,612,763	290,306,792	280,706,182	271,105,572
Cash dividends	€—	€—	€—	€—	€—
Weighted average Class A Ordinary Shares outstanding – basic and diluted	N/A	20,905,100	N/A	N/A	N/A
Class A Ordinary Shares – Basic and diluted net income per share	N/A	€0.02	N/A	N/A	N/A
Weighted average Class B Ordinary Shares outstanding – basic and diluted	N/A	6,707,663	N/A	N/A	N/A
Class B Ordinary Shares – Basic and diluted net income per share	N/A	€0.02	N/A	N/A	N/A
Weighted average ordinary shares outstanding – basic and diluted	490,585,609	N/A	287,205,625	277,605,015	268,004,405
Net loss per ordinary share – basic and diluted	€(0.07)	N/A	€(0.13)	€(0.13)	€(0.14)

(1)	Refer to “Unaudited Pro Forma Condensed Combined Financial Information” for more information.
(2)	Shareholders’ equity (deficit) includes capital amounts subject to possible redemption.
(3)	Calculated based on total shareholders’ equity (deficit) including shares subject to possible redemption.
(4)	Excludes the impact of the Non-Redemption Agreements on historical financial information.

			Pro Forma Combined(1)
For the Year Ended December 31, 2025	Newcleo (IFRS Historical)	NewHold (U.S. GAAP Historical)	Assuming No Redemption into Cash (IFRS)	Assuming Intermediate (50%) Redemption into Cash (IFRS)	Assuming Maximum Redemption into Cash (IFRS)
	(in thousands of €, except share and per share amounts)
Net income (loss)	€(139,965)	€4,349	€(249,509)	€(240,509)	€(227,477)
Ending shares subject to redemption(2)	—	20,125,000	—		—
Ending shares	473,910,109	7,487,763	290,306,792	280,706,182	271,105,572
Ending shares (including shares subject to redemption)	473,910,109	27,612,763	290,306,792	280,706,182	271,105,572
Cash dividends	€—	€—	€—	€—	€—
Weighted average Class A Ordinary Shares outstanding – basic and diluted	N/A	17,354,000	N/A	N/A	N/A
Class A Ordinary Shares – Basic and diluted net income per share	N/A	0.18	N/A	N/A	N/A
Weighted average Class B Ordinary Shares outstanding – basic and diluted	N/A	6,707,663	N/A	N/A	N/A
Class B Ordinary Shares – Basic and diluted net income per share	N/A	0.18	N/A	N/A	N/A
Weighted average ordinary shares outstanding – basic and diluted	462,252,560	N/A	273,584,541	263,983,931	254,383,321
Net loss per ordinary share – basic and diluted	€(0.30)	N/A	€(0.91)	€(0.91)	€(0.89)

(1)	Refer to “Unaudited Pro Forma Condensed Combined Financial Information” for more information.
(2)	Excludes the impact of the Non-Redemption Agreements on historical financial information.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement/prospectus includes statements that express SPAC’s and newcleo’s opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements” for purposes of the federal securities laws. These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “could,” “might,” “may,” “predicts,” “forecasts,” “estimates,” “anticipates,” “expects,” “seeks,” “possible,” “goal,” “would,” “potential,” “projects,” “intends,” “plans,” “will,” “target,” “continue,” or “should” or, in each case, their negative or other variations or comparable terminology that predict or indicate future events.
These forward-looking statements include all matters that are not historical facts. They appear in a number of places throughout this proxy statement/prospectus and include statements regarding, among other things, the proposed business combination; the ability of the parties to satisfy the closing conditions to the Transactions, including approval by SPAC shareholders and newcleo shareholders, the satisfaction or waiver of the Minimum Available Cash Condition and the approval of the listing of the Company Ordinary Shares to be issued in the Transactions; the ability of the parties to consummate the Transactions on the anticipated timeline or at all; the expected benefits of the Transactions; the future financial performance, business strategy, expansion plans, opportunities, prospects, liquidity, growth, operations and results of operations of newcleo and newcleo’s subsidiaries; the development, licensing, construction, operation and commercialization of LFR plants and MOX fuel manufacturing plants; anticipated plant construction, deployment, commissioning and operating timelines; anticipated customer demand and the ability to enter into binding customer arrangements; expected market opportunity, market share, market acceptance and cost competitiveness of newcleo’s products, services and technologies; anticipated capital requirements and sources of financing; the development and scaling of manufacturing capabilities, operational capabilities and supply chains; expected regulatory developments, regulatory strategy and the timing, scope or outcome of regulatory reviews, approvals, permits, licenses and authorizations in the United States, the United Kingdom, the European Union and other jurisdictions; the availability, use and economics of MOX fuel and spent fuel recycling; the safety, reliability and performance of newcleo’s technologies; the protection and enforceability of intellectual property rights; anticipated public company costs, internal control requirements and compliance obligations; the impact of macroeconomic, geopolitical, trade, tax, currency, inflationary, climate-related and other external developments; and other statements that are not historical fact.
These forward-looking statements are based on current expectations, estimates, forecasts and projections, as well as the beliefs and assumptions of management, and are inherently subject to significant risks, uncertainties and changes in circumstances, many of which are beyond the control of SPAC or newcleo. Actual results may differ materially from those expressed or implied by these forward-looking statements as a result of a variety of factors, including, among others:
•	the occurrence of any event, change or other circumstances that could delay, prevent or otherwise adversely affect the Transactions;
•
the inability of the parties to successfully or timely consummate the Transactions, including the risk that any required shareholder approvals, regulatory approvals or Stock Exchange approvals are not obtained, are delayed or are subject to conditions that could adversely affect newcleo or the expected benefits of the Transactions;

•	the amount of redemption requests made by SPAC Public Shareholders and the resulting level of cash remaining in the Trust Account;
•	the failure to satisfy or obtain a waiver of the Minimum Available Cash Condition or any other closing condition;
•	the ability to obtain, fund and close any PIPE Financing or other financing arrangements on the anticipated terms or at all;
•	the risk that the Transactions disrupt current plans and operations of SPAC or newcleo;
•	the failure to realize the anticipated benefits of the Transactions;
•
newcleo’s limited commercial operating history and the fact that it has not yet constructed any commercial LFR plants or MOX fuel manufacturing plants and has limited or no binding commercial operating experience with respect to the planned business model;

•
the fact that newcleo has not yet entered into binding customer contracts for the construction, operation or long-term commercial deployment of its planned LFR plants or MOX fuel manufacturing plants and may not do so on the anticipated timeline or at all;

•
newcleo’s history of losses and negative cash flows, the material uncertainty regarding its ability to continue as a going concern absent additional financing, and its need for significant additional capital to fund its business plan;

•
the risk that construction, delivery, licensing, commissioning, startup testing and operation of newcleo’s planned plants, facilities and equipment take longer, cost more or perform differently than expected;

•	the risk that newcleo’s LFRs, LFR plants, MOX fuel manufacturing plants, fuel recycling activities or related technologies may not operate as planned or may not be successfully commercialized;
•	risks relating to the availability, industrialization, handling, transport, fabrication, economics and regulatory treatment of MOX fuel and related nuclear materials;
•
the reliance on a limited number of suppliers, contractors and other third parties, including for highly specialized, first-of-a-kind, long-lead or sole-source materials and components, and the risk that such suppliers or contractors may not perform as expected or that supply chains may not scale as anticipated;

•	the risk that newcleo’s supply base may not be able to scale to the production levels necessary to meet projected deployment plans or anticipated customer demand;
•
the risk that increased demand across the nuclear sector, including from new-build, life-extension, refurbishment, SMR, advanced reactor and fuel-cycle projects, could constrain access to nuclear-grade components, qualified suppliers, contractors, specialized labor and regulatory resources, resulting in longer lead times, increased costs or delays in newcleo’s development and deployment timelines;

•	the risk that newcleo’s technologies, designs or business model may not attract customers as quickly as expected, or at all;
•
risks relating to competition from existing or future competitors and from other energy generation technologies or solutions, including renewables, carbon capture solutions, fusion, geothermal and other alternative carbon-free technologies;

•	the risk that newcleo’s products or technologies may not achieve or maintain cost competitiveness, including levelized cost of electricity or fuel economics, relative to competing sources of energy;
•
changes in domestic and foreign business, market, financial, political, tax, trade, legal and regulatory conditions, including tariffs, trade restrictions, import or export controls, sanctions and other governmental actions;

•
geopolitical instability, including Russia’s invasion of Ukraine, heightened tensions or conflicts involving major economies or strategic regions, including in the Middle East (such as in the Suez Canal or the Strait of Hormuz) or the Taiwan Strait, related sanctions, resulting supply chain disruptions, commodity price volatility and broader disruptions in global energy markets;

•
negative public or political perception of nuclear energy, radioactive materials, spent fuel recycling, MOX fuel, plutonium handling or the nuclear industry generally, including as a result of incidents at unrelated nuclear facilities anywhere in the world;

•
the risk that adverse events involving the nuclear energy industry generally, or delays, cost overruns, cancellations or other negative developments affecting peers or competitors, could adversely affect demand for newcleo’s technologies, financing conditions, investor sentiment or the market price of newcleo’s securities;

•
the risk that applicable laws, regulations, mandates, governmental policies, funding levels, budgets, staffing or enforcement priorities change in ways that adversely affect newcleo’s business, licensing strategy, approvals, construction timelines or cost structure;

•
the ability of newcleo and its commercial partners to obtain and maintain all necessary permits, licenses, approvals, authorizations and regulatory clearances in the jurisdictions in which they operate or intend to operate;

•	changes in the availability or terms of government support, tax credits, grants, awards, subsidies or other incentives on which elements of newcleo’s business plan may depend;
•
the ability of newcleo to maintain, protect and enforce its intellectual property and proprietary rights, as well as risks of infringement claims, ownership disputes and challenges to its patents or other intellectual property;

•	the ability of newcleo to attract, retain and motivate senior management, technical personnel and other highly skilled employees and contractors;
•	the ability of newcleo’s management team to operate a public company and to comply with the additional laws, rules, regulations and reporting requirements applicable to a public company;
•	the ability to design, implement and maintain effective disclosure controls and procedures and internal control over financial reporting following the business combination;
•
risks relating to cybersecurity, information technology failures, data protection, insider threats, third-party access vulnerabilities, operational technology risks and cyberattacks, including those involving sensitive or classified information;

•	the outcome of any legal proceedings, governmental investigations, enforcement actions or other disputes that may be instituted against SPAC or newcleo;
•	fluctuations in inflation, interest rates, commodity prices, labor costs, shipping costs, energy costs, exchange rates and broader macroeconomic conditions;
•	the exposure of newcleo’s results of operations and cash flows to foreign currency exchange rate fluctuations, including euro/U.S. dollar fluctuations;
•	changes in tax laws or interpretation thereof, tax rates, or tax audits and the risk that tax attributes may not be available as expected;
•
the risk that actual results differ materially from any forecasts, projections, illustrative revenue streams, market estimates, cost estimates, timing expectations or other forward-looking metrics included in this proxy statement/prospectus; and

•	the other risks and uncertainties set forth in the section entitled “Risk Factors” and elsewhere in this proxy statement/prospectus.
If any of these risks materialize or any of the assumptions underlying these forward-looking statements prove incorrect, actual results could differ materially from those expressed or implied by these forward-looking statements. There may be additional risks that SPAC or newcleo presently do not know, or that SPAC or newcleo currently believe are immaterial, that could also cause actual results to differ materially from those contained in the forward-looking statements.
In addition, forward-looking statements reflect SPAC’s and newcleo’s expectations, plans or forecasts of future events and views as of the date of this proxy statement/prospectus. SPAC and newcleo anticipate that subsequent events and developments may cause their assessments to change. However, while SPAC or newcleo may elect to update these forward-looking statements at some point in the future, SPAC and newcleo specifically disclaim any obligation to do so, except as may be required by applicable law. Accordingly, undue reliance should not be placed upon the forward-looking statements.
These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions.
Before a SPAC shareholder grants its proxy or instructs how its vote should be cast, or before a newcleo shareholder votes at the separate newcleo shareholder meeting, it should be aware that the occurrence of the events described in the section entitled “Risk Factors” and elsewhere in this proxy statement/prospectus may adversely affect SPAC, newcleo and newcleo following the business combination.

RISK FACTORS
You should carefully consider the following risk factors, together with all of the other information included in this proxy statement/prospectus, before you decide whether to vote or instruct your vote to be cast to approve the proposals described in this proxy statement/prospectus. The occurrence of one or more of the events or circumstances described in these risk factors, alone or in combination with other events or circumstances, may adversely affect the ability to complete or realize the anticipated benefits of the business combination, and may have an adverse effect on the business, cash flows, financial condition and results of operations of the Company. You should also carefully consider the following risk factors in addition to the other information included in this proxy statement/prospectus, including matters addressed in the section entitled “Cautionary Note Regarding Forward-Looking Statements.” SPAC or newcleo may face additional risks and uncertainties that are not presently known to us or newcleo, or that we or newcleo currently deem immaterial, which may also impair our or newcleo’s business or financial condition. The following discussion should be read in conjunction with the financial statements and notes to the financial statements included herein.
Unless otherwise noted, all references in this subsection to “we,” “us” or “our” refer to the business of newcleo and its subsidiaries prior to the consummation of the Business Combination, which will be the business of newcleo and its subsidiaries following the consummation of the Business Combination and, therefore, such references to “we,” “us” or “our” refer to the business of newcleo and its subsidiaries when describing events or circumstances that will or could occur following the Business Combination.
Risks Related to newcleo’s Business and Operations Following the Business Combination
We have not yet constructed any LFR plants or MOX fuel manufacturing plants or entered into any binding contract with any customer to operate an LFR or MOX fuel manufacturing plant, and there is no guarantee that we will be able to do so in the future. This limited commercial operating history makes it difficult to evaluate our prospects, the risks and challenges we may encounter and our total potential addressable market.
Our business plan to construct and operate our LFR plants and MOX fuel manufacturing plants and license the related technologies and designs is subject to reaching binding agreements with potential customers. If no potential near-term customer enters into such binding agreements with us, our planned construction and operation of our LFR and MOX fuel manufacturing plants could be significantly delayed. Such delays would result in delays in revenue generation and could hinder our ability to gain market traction with other potential customers. This could have a material adverse effect on our business and financial condition.
To date, we have engaged in commercial discussions with potential customers at varying stages of advancement as part of our business development efforts. For example, we are in the process of negotiating terms relating to our expected partnership with Oklo to develop advanced fuel manufacturing infrastructure following Oklo’s announcement on May 26, 2026 that it was selected by the DOE, alongside four other advanced nuclear companies, for advanced negotiations under the Surplus Plutonium Utilization Program. For more information, see “Information about newcleo—Overview—Overview and Competitive Strengths.” These discussions may progress toward binding commercial arrangements; however, none constitute a final investment decision. As a result of our limited commercial operating history and ongoing changes in our new and evolving industry, including evolving demand for our products and services and the potential development of technologies that may prove more efficient or effective for our intended use cases, our ability to forecast our future results of operations and plan for and model future growth is limited and subject to a number of uncertainties. Therefore, there can be no assurance that our internal estimates relating to the size of our total addressable market will be correct. In addition, our expectations with respect to our total potential addressable market may differ from those of third parties, including investors or securities analysts.
We have a limited commercial operating history in a rapidly evolving industry. As a result, it is difficult for us to evaluate and prepare for all the risks and challenges we may encounter.
We have a limited commercial operating history in a rapidly evolving industry. The markets for nuclear power plants, nuclear reactor design, nuclear reactor construction, nuclear fuel design, nuclear fuel supply, nuclear waste recycling, nuclear fuel fabrication, nuclear waste management and services related to any or all of the foregoing may not continue to develop in a manner that we expect or that otherwise would be favorable to our business. We have encountered and expect to continue to encounter risks and uncertainties frequently experienced by growing companies in rapidly evolving industries, such as the risks and uncertainties described in this proxy statement/prospectus. Accordingly, we may be unable to prepare accurate internal financial forecasts or replace anticipated revenue that we do not receive as a result of delays, changed circumstances, or changed market conditions arising from these factors, and our results of operations in future reporting periods may be below the expectations of investors or analysts. If we do not address these risks successfully, our results of operations could differ materially from our estimates and forecasts, as indicated by the illustrative revenue streams provided in this proxy statement/prospectus, or the expectations of investors or analysts, causing our business to suffer and our ordinary shares price to decline.
We have no operating history as a company that builds, operates or maintains commercial nuclear power plants, or that licenses technology for customers to do so, and our limited institutional experience in executing such a business model may adversely affect our business.
We have no operating history as a company that builds, operates or maintains commercial nuclear power plants, or that licenses technology for customers to build and operate commercial nuclear power plants. Although certain members of our management team and personnel have prior experience in the nuclear and energy sectors, we have not previously operated together as an organization with a demonstrated track record of executing this business model at commercial scale. As a result, we may face challenges in integrating relevant expertise across our organization, developing effective operational and managerial processes, allocating resources, anticipating the regulatory, technical, commercial and financing demands of a commercial nuclear business and responding effectively to issues that may arise in the course of development and deployment. If our management team and organization are unable to execute effectively, our operations, prospects, financial condition and results of operations could be materially adversely affected.
Our LFR technology is subject to significant technical development and validation risks, including risks relating to lead corrosion and materials degradation, which could adversely affect the performance, cost, licensing and commercial viability of our LFR technology.
Corrosion and materials degradation have historically been central technical challenges for lead-cooled fast reactors, particularly at higher operating temperatures, and our ability to address these challenges is critical to the viability of our LFR technology. While oxygen control techniques can help mitigate corrosion at lower temperatures, high-temperature lead environments may require additional materials, coatings, alloy and coolant-chemistry solutions to prevent dissolution, erosion, stress corrosion cracking or other forms of material degradation. If the materials used in our LFRs, including reactor vessels, steam generators, primary pumps, fuel assemblies, control and shutdown devices, decay heat removal systems or other reactor internals, do not perform as expected in contact with liquid lead over the life of a reactor, we could experience reduced component lifetimes, increased inspection, maintenance or replacement requirements, unplanned outages, impaired reactor availability, higher operating costs, design changes, delays in licensing or deployment, or safety-related concerns.
Our LFR technology remains subject to significant technical development, demonstration and validation risks. Although members of our team have prior experience with advanced reactor technologies and liquid metal systems, including experience with sodium-cooled technologies, liquid lead presents different materials, chemistry, thermal-hydraulic, operational and regulatory challenges. There can be no assurance that prior experience with sodium-cooled or other advanced reactor systems will be directly applicable to the development, qualification, licensing or commercial deployment of our lead-cooled technology, or that we will be able to resolve lead corrosion or related materials challenges on the timeline, at the cost or with the performance characteristics we currently expect. Because the successful management of lead corrosion and related materials degradation is fundamental to the safety, efficiency, availability and economics of our LFR design, any inability to demonstrate reliable long-term performance in a lead environment could call into question the technical feasibility, licensability or commercial viability of our LFR technology.
Moreover, many of the solutions to lead corrosion remain subject to further testing, qualification, scale-up and regulatory review, including in reactor-relevant and long-duration operating environments. Results from laboratory, capsule, loop, ion-irradiation or other accelerated testing may not be predictive of performance under all commercial reactor conditions, including long-term exposure to flowing lead, thermal cycling, impurities, radiation, mechanical stress, weld interfaces, manufacturing variability or accident conditions. Even if our current testing produces favorable results, subsequent testing, engineering scale-up, component integration, manufacturing qualification, regulatory review or commercial operations may identify new or more severe technical issues, including issues that were not apparent in earlier-stage testing or that emerge only after extended operation.
In addition, some of our corrosion mitigation strategy depends on proprietary or newly developed materials and coatings, including alumina-forming austenitic steels, nickel-based alumina-forming alloys and coated or weld-overlay components. These materials and processes may not be manufactured, qualified, licensed or deployed at commercial scale on the timeline or at the cost we currently expect. If our corrosion mitigation approach is not successful, or if regulators, customers, financing parties or strategic partners do not view our materials solutions as sufficiently demonstrated or bankable, we may be required to redesign components, operate at lower temperatures, increase redundancy or maintenance requirements, replace certain materials or coatings, conduct additional testing, obtain additional regulatory approvals, or delay commercialization. Any such developments could increase our capital expenditures and operating costs, reduce the thermal efficiency or economic competitiveness of our LFR technology, impair our ability to achieve our target levelized cost of energy, and materially adversely affect our business, financial condition, results of operations and prospects.
We are an early-stage company with a history of financial losses (e.g., negative cash flows), and we expect to incur significant expenses and continuing financial losses at least until our LFR and MOX fuel manufacturing plants become commercially viable, which may never occur.
We expect our operating expenses to increase over the next several years and to continue to incur operating losses for the foreseeable future as we continue to expand and develop, and we will likely need additional capital from external sources. The amount of additional capital we need will depend, in part, on the amount of SPAC Public Shares that are redeemed. If we are unable to raise additional capital, we may need to make significant adjustments to our business plan or significantly delay, scale back or discontinue the deployments of our facilities and/or some or all of our research and development programs. We may be required to cease operations or seek partners for our product candidates at an earlier stage than otherwise would be desirable and on terms that are less favorable than might otherwise be available. In the absence of additional capital, we may also be required to relinquish, license, or otherwise dispose of rights to technologies, plants, or other products that we would otherwise seek to develop or commercialize on terms that are less favorable than might otherwise be available. If we are unable to secure additional capital, we may be required to take additional measures to reduce costs in order to conserve our cash in amounts sufficient to sustain operations and meet our obligations. These measures could have a material adverse effect on our business prospects, financial condition, results of operations and cash flows.
Incidents involving nuclear energy facilities in the United States or globally, including accidents, terrorist acts or other high profile events involving radioactive materials, could materially and adversely affect the public perception of the safety of nuclear energy, our customers and the markets in which we operate, and such adverse effects could potentially decrease demand for nuclear energy, increase regulatory requirements and costs or result in liability or claims that could materially and adversely affect our business.
Successful execution of our business model is dependent upon public support for nuclear power, in general, in the United States and other countries. If there is an incident affecting nuclear energy facilities in the United States or globally, public perception could be materially negatively impacted. Opposition by third parties can delay or prevent the licensing and construction of new nuclear facilities and in some cases can limit the operation of nuclear facilities. In the past, adverse public reaction, increased regulatory scrutiny and related litigation contributed to extended licensing and construction periods for new nuclear power plants, sometimes delaying construction schedules by decades or more, or even shutting down operations at already-constructed nuclear power facilities.
We conduct operations across multiple jurisdictions with different regulatory frameworks and public perceptions of and attitudes toward nuclear energy. An incident at any of our facilities in Italy, France, Switzerland or any future location could trigger regulatory responses and public reactions that may vary by jurisdiction but could collectively impair our ability to operate across our entire footprint. Additionally, our business involves not only reactor operations but also nuclear fuel fabrication and spent fuel recycling activities, each of which carries distinct incident risk profiles. An incident involving the handling, processing, or transportation of nuclear materials at any of our facilities could adversely affect public perception of our company and the nuclear industry more broadly.
With respect to public perceptions, the effects of the 2011 Tohoku earthquake and tsunami that caused a radiological incident at the Fukushima nuclear power plant in Japan increased public opposition to nuclear power in some countries, resulting in a slowdown in, or, in some cases, a complete halt to new construction of nuclear power plants, an early shut down of existing power plants and a dampening of the favorable regulatory climate needed to introduce new nuclear power technologies. As a result of these events, some countries that were considering launching new domestic nuclear power programs delayed or cancelled the preparatory activities they were planning to undertake as part of such programs. Similarly, the accidents at Three Mile Island and Chernobyl increased fears of nuclear power and hindered the widespread acceptance of nuclear power. If a high-visibility or high-consequence nuclear incident, including the loss or mishandling of nuclear materials, or other event, such as a terrorist attack involving a nuclear facility, occurs, public opposition to nuclear power may increase dramatically, regulatory requirements and costs could become more onerous or prohibitory, and customer demand for energy or fuel could suffer, which could materially and adversely affect our business prospects, financial condition, results of operations and cash flows.
The advanced nuclear industry in which we operate is nascent, characterized by limited commercial precedent, long development timelines, substantial capital requirements and significant execution uncertainty, which makes our commercialization pathway difficult to predict.
We are pursuing a novel reactor and fuel cycle strategy in a sector in which few companies have reached commercial deployment and in which many participants, including us, have limited or no commercial operating history at scale. As a result, there is limited precedent for assessing the time required to achieve licensing, construct facilities, establish supply chains, secure customers, demonstrate operating performance and achieve sustained commercial revenues.
Investors, counterparties, regulators and other market participants may evaluate us by reference to the experience of other advanced nuclear or capital-intensive clean energy companies, including companies that have encountered licensing delays, changes in deployment sequencing, increases in expected capital expenditures, revisions to development plans, or financing needs materially different from prior expectations. Even where our technology, regulatory approach or commercial strategy differ from those of other companies, adverse developments affecting peer or comparable companies may negatively influence perceptions of our execution risk, capital needs, valuation or prospects.
If we experience delays in technology development, licensing, project execution, customer adoption or financing, or if the market perceives that we may experience challenges similar to those encountered by other companies in the sector, our business, prospects, financial condition and the value of our ordinary shares could be materially adversely affected.
Our construction and delivery timeline estimates for our plants, facilities, and other equipment may increase due to a number of factors, including the degree of pre-fabrication, standardization, licensing regulation, on-site construction, long-lead procurement, contractor performance, plant pre-operational and startup testing and other site-specific considerations.
The success of our business will depend in large part on our ability to successfully construct our plants and license technology and designs to potential customers on-time and on-budget at guaranteed performance levels, which would tend to establish greater confidence in our subsequent customers. There is no guarantee that all necessary components will be commercially available and substantial development of new supply chains might be necessary. Additionally, we cannot guarantee the level of quality of these third-party supplies or compliance with import and export requirements or limitations that might be stipulated by the NRC, the DOE, the European Commission and other Euratom-related authorities, including the Euratom Supply Agency, and applicable national competent authorities in relevant jurisdictions, such as the French ASNR, Italy’s ISIN and the Slovak Republic ÚJD SR, for the procurement of these components. Any supply chain disruptions incurred by our third-party suppliers or degradation in the quality and processes of our manufacturing partners may result in delays, cost overruns or impairments. There is no guarantee that the planned construction, delivery, and performance of our plants will be successful, timely, or on budget or that our third-party suppliers and contractors will deliver timely or on budget. There is no guarantee that plant pre-operational and startup testing, including tests mandated as license conditions by respective regulatory authorities, will be successfully completed on-time. There can be no assurance that we will not experience delays, operational or process failures, and other problems during our first commercial deployment or any planned deployment thereafter.
We will depend on third-party contractors, suppliers, procurement intermediaries, trading companies and other counterparties to perform many of the essential activities needed to deploy our plants and to source, manufacture, deliver, install and test key components. Although we may seek to procure certain components through trading companies or other intermediaries, we will not control the performance of these counterparties or the underlying manufacturers, logistics providers or other participants in the relevant supply chain, and our contracts with them may not provide adequate remedies if they fail to perform. In addition, reliance on procurement intermediaries may not ensure the availability, timely delivery, quality, regulatory compliance or exportability of required components, and may expose us to additional counterparty, documentation, traceability, sanctions, export control, customs and quality assurance risks. We do not currently employ any risk sharing structures to address the risks associated with the construction, delivery and performance of our plants. Any delays or setbacks we may experience for our first commercial delivery or in establishing our plants, including as a result of the failure of third-party contractors, suppliers, procurement intermediaries, trading companies or other counterparties, could have a material adverse effect on our business, prospects, financial condition, results of operations and cash flows and could harm our reputation.
Changes in the availability and cost of oil, natural gas, nuclear fuel cycle inputs and other forms of energy, as well as our ability to access plutonium and other reprocessed nuclear materials on acceptable terms, are subject to volatile market, regulatory and geopolitical conditions that could adversely affect our business, prospects, financial condition, results of operations and cash flows.
The availability and prices of oil, natural gas, nuclear fuel cycle inputs and other forms of energy are subject to volatile market conditions, particularly in light of actual and potential geopolitical tensions, trade restrictions, sanctions, supply chain disruptions, transportation constraints and broader macroeconomic developments. Decreases in energy prices, increases in nuclear energy costs relative to other forms of energy, or increased uncertainty regarding long-term power pricing may adversely affect the competitiveness and attractiveness of our technologies and projects and, in turn, our business, prospects, financial condition, results of operations and cash flows.
In addition, our long-term business model contemplates the use of MOX fuel and therefore depends, in part, on our ability to access plutonium and other reprocessed nuclear materials, as well as the related transport, handling, fabrication, storage and regulatory infrastructure, on commercially reasonable terms and in accordance with applicable laws, licenses and governmental approvals. See “—Armed conflict, geopolitical instability and disruptions to global energy markets and maritime trade routes, including in the Middle East and Eastern Europe, could adversely affect our business, supply chain, costs, financing environment and public acceptance of nuclear energy.” These market conditions are affected by political, economic and other factors beyond our control. The availability of such materials and services may be limited by policy decisions, public opposition, geopolitical developments, capacity constraints at third-party facilities, the absence or delay of agreements with governmental entities or commercial counterparties, safeguards and non-proliferation requirements, transport restrictions, licensing constraints and evolving regulatory frameworks in the jurisdictions in which we operate or expect to operate.
If we are unable to secure sufficient access to plutonium or other reprocessed nuclear materials, or if the cost of obtaining, transporting, processing or fabricating such materials increases materially, we may be required to delay projects, modify our MOX fuel strategy, rely on alternative sources or arrangements, incur higher costs or accept less favorable commercial terms, any of which could adversely affect our development timelines, expected economics and ability to execute our business plan.
To the extent these uncertainties cause suppliers, customers, regulators, financing sources or strategic counterparties to become more cautious or cost-sensitive, or to revise their business plans, investment decisions or procurement strategies, demand for our products and services could be reduced and our ability to finance, develop or commercialize our technologies could be adversely affected.
Building a new LFR plant or MOX fuel manufacturing plant is challenging as a result of many factors, including regulatory and construction complexity, and may take longer or cost more than we expect.
We have not sought or received third-party cost estimates related to building our first-of-a-kind new plants for the finalized design but expect to do so in the future. Such third-party cost estimates may be significantly higher than our current estimates, which may affect the marketability, capital and operational costs of our plants and our expectations with respect to our business plan and future profitability. Where these issues arise at later stages of deployment, deployment could be subject to greater costs or be significantly delayed, which could materially and adversely affect our business prospects, financial condition, results of operations, cash flows and the information included in the illustrative revenue streams provided in this proxy statement/prospectus.
In addition, we may experience significant delays in obtaining required nuclear regulatory approvals and related authorizations, including approvals required to begin site preparation, construction, commissioning or operation of our MOX fuel manufacturing plants or LFR plants, as well as security clearances or other authorizations required to access classified, controlled or otherwise sensitive nuclear information. Regarding regulatory prospects, the main design principles and related safety options of the LFR are currently being reviewed and assessed by the French regulator; newcleo will use any regulatory feedback, once available, to adjust its safety approach and derisk its license applications in the United States or any other jurisdictions. Nevertheless, licensing difficulties may arise in connection with contaminated and/or activated lead waste, fuel handling, discharges to the environment, radiation protection and maintenance, security and safeguards requirements, among other issues. For more information, see “—Risks Relating to Compliance with Law, Government Regulation and Litigation.”

Increased demand for nuclear-sector suppliers, contractors, components and skilled personnel could constrain the broader nuclear supply chain, delay our development and deployment timelines and increase our costs.
The broader nuclear supply chain may become increasingly constrained as a result of current nuclear power plants under construction, life-extension and refurbishment projects at existing nuclear facilities, and any additional new-build reactors, SMRs, advanced reactors, fuel-cycle facilities or related nuclear infrastructure projects that may be approved or pursued in the future. These projects may compete with us and our customers for a limited pool of nuclear-grade components, qualified manufacturers, engineering and construction contractors, specialized materials, testing and qualification facilities, transportation and logistics providers, skilled labor and regulatory resources.
Certain components, materials and services required for our LFRs and MOX fuel manufacturing plants are highly specialized, subject to nuclear-grade quality assurance requirements and may be available only from a limited number of suppliers, including suppliers located outside the jurisdictions in which our projects are expected to be deployed. Increased demand across the nuclear sector could result in longer lead times, reduced supplier availability, higher prices, more limited contracting flexibility and greater competition for qualified counterparties. We may also be required to reserve manufacturing capacity, enter into long-term supply arrangements, make advance payments, qualify alternative suppliers or redesign certain aspects of our plants or components, any of which could increase costs, require additional capital or delay our development activities.
If we or our customers are unable to secure access to qualified suppliers, contractors, components, services or personnel on commercially reasonable terms or within the timeframes required by our business plan, we may experience delays in design finalization, licensing, construction, commissioning, MOX fuel fabrication or deployment of our LFR and MOX fuel businesses. Any such constraints could delay our development and deployment timelines, increase our capital and operating costs, impair our ability to satisfy customer requirements, reduce the competitiveness of our technologies, adversely affect the expected economics of our LFR and MOX fuel businesses and materially adversely affect our business, prospects, financial condition, results of operations, cash flows and the illustrative revenue streams included in this proxy statement/prospectus.
Our LFR and MOX fuel manufacturing plants may not operate as planned.
The success of our business will depend, among other things, on the amount of energy produced by the plants we develop. A number of different factors, including plant start-up issues, latent defect, design error, operator error, slow response to outages due to underperforming monitoring systems, poor weather conditions, local electrical grid issues, poor environmental conditions and vandalism or theft could adversely affect the amount of nuclear power produced, and thus reduce revenues. Even if our plants do perform as expected, external factors such as grid connectivity issues may affect their output. Unplanned outages or prolonged downtime for maintenance and repair typically increase operation and maintenance expenses and reduce revenues as a result of diminished output. We do not have current plans to carry insurance coverage for, or employ other risks sharing structures, to mitigate all risks associated with the successful delivery and performance of the plants.
Any actual or perceived safety or reliability issues may result in significant reputational harm to our businesses, and could also expose us to tort liability and other losses, costs and liabilities arising from claims of personal injury, property damage, environmental damage or other harm allegedly caused by the construction or operation of our plants or related facilities. Such issues could result in delaying or cancelling planned deployments of plants, increased regulation, or other systemic consequences. Our inability to meet safety standards or adverse publicity affecting our reputation as a result of accidents or mechanical failures could have a material adverse effect on our business and financial condition.
Our supply base may not be able to scale to the production levels necessary to meet sales projections.
We do not have significant manufacturing assets and will rely on third-party manufacturers and construction firms to build plants and associated equipment. While we are working to develop these capabilities and facilities internally, these capabilities and the facilities involve risks including timeline, cost, and financing risk and, even if successfully developed, may not be available for our earliest plant deployments. Moreover, we may be dependent on future supplier capability to meet production demands attendant to our forecasts. If our supply chain cannot meet the schedule demands of the market, our projected sales revenues could be materially impacted.

We rely on a limited number of suppliers for certain materials and supplied components, some of which are highly specialized and are being designed for first-of-a-kind or sole use in our plants. We and our third-party vendors may not be able to obtain sufficient materials or supplied components to meet our manufacturing and operating needs or obtain such materials on favorable terms including price. Additionally, certain components may only be available from international suppliers.
We rely on a limited number of suppliers for certain materials and supplied components. We may not be able to obtain sufficient materials or supplied components to meet our manufacturing and operating needs, or obtain such materials on favorable terms, which could impair our ability to fulfill our orders in a timely manner or increase our costs of production.
We do not have significant prior experience in the manufacture of any of the components of our LFRs, LFR plants or MOX fuel manufacturing plants. We are working to establish manufacturing capabilities for innovative and critical components, as well as the deployment of manufacturing facilities, including facilities related to our LFR plants and MOX fuel manufacturing strategy. Our suppliers’ ability to manufacture components for our LFRs, LFR plants and MOX fuel manufacturing plants is dependent upon sufficient availability of materials and possibly other supplied components, some of which are highly specialized and are being designed for first-of-a-kind or sole use in our LFRs, LFR plants or MOX fuel manufacturing plants. We may also rely on trading companies, procurement intermediaries or other third parties to source certain materials or supplied components; however, such arrangements may not ensure the availability, timely delivery, quality, regulatory compliance, traceability or exportability of those materials or components. Any supply chain disruption incurred by our third-party suppliers, trading companies, procurement intermediaries or other counterparties, or degradation in the quality or processes of our manufacturing partners, may result in delays, cost overruns or impairments to the development, construction, commissioning or operation of our LFRs, LFR plants or MOX fuel manufacturing plants.
Additionally, the imposition of sanctions, tariffs, or material changes in import and export requirements on a nation-by-nation basis, on materials or supplied components for our plants could have a material adverse effect on our operations. Prolonged disruptions in the supply of any of our key materials or components, difficulty qualifying new sources of supply, implementing use of replacement materials or new sources of supply or any volatility in prices could have a material adverse effect on our ability to operate in a cost-efficient, timely manner. Such prolonged disruptions could also cause us to experience cancellations or delays of scheduled launches, customer cancellations or reductions in our prices and margins, any of which could harm our business, financial condition, results of operations, cash flows, and the information included in the illustrative revenue streams provided in this proxy statement/prospectus.
Our business operations rely heavily on securing agreements with suppliers for essential materials and components which will be used to construct our plants.
The execution, termination, expiration, or failure to renew agreements with our suppliers, whether due to unforeseen circumstances, including, but not limited to, supplier insolvency and regulatory changes, pose significant risks to our supply chain. In the event that such agreements are not successfully maintained or replaced, we may encounter difficulties sourcing required materials and components, leading to deployment delays, increased costs, or an inability to meet customer demand. Any interruption or inability to maintain relationships with current and future suppliers, or failure to secure materials from alternative suppliers, could adversely impact our business operations, financial performance, and reputation.
Our LFR technology, LFR plant designs and MOX fuel manufacturing strategy may not attract customers as quickly as we expect, or at all.
LFRs, LFR plants, MOX fuel and other advanced nuclear technologies are relatively new and unproven at commercial scale and may be more costly than alternatives. Accordingly, adoption of our LFR technology, LFR plant designs, MOX fuel and related advanced nuclear technologies by our potential customers may progress more slowly than we anticipate, and it may be more expensive to bring potential customers into our pipeline. Any delay or failure to license our technologies or designs to our customers, enter into agreements for LFR plant deployments or support the development, licensing, construction or operation of MOX fuel manufacturing plants may have a material and adverse impact on our business and financial condition.
Customers may rescind or back out of nonbinding agreements due to various reasons which could adversely affect our revenue streams, project timelines, and overall financial performance.
We may enter into nonbinding agreements, such as a memorandum of understanding or a letter of interest with customers for the license of our technologies or designs, to collaborate on projects or to enter into mergers, acquisitions or other similar transactions. The underlying contracts may not come to fruition as a result of, among other things, changes in business priorities, financial constraints, regulatory changes, force majeure events, failure to obtain necessary approvals, or failure to meet contractual obligations by either party. The termination of these agreements could adversely affect our business. Additionally, loss of planned customers or projects may negatively impact our reputation and business prospects.
We depend on key executives, management, and other highly skilled personnel to execute our business plan and conduct our operations. A departure of key personnel could have a material adverse effect on our business.
Our success depends, in significant part, on the continued services of our senior management team and on our ability to attract, motivate, develop, and retain a sufficient number of other highly skilled personnel, including engineering, science, manufacturing and quality assurance, legal and regulatory affairs, public affairs, finance, marketing and sales personnel. Our senior management team has extensive experience in the energy and manufacturing industries and are experts in highly technical, specialized fields, including MOX fuel fabrication, spent fuel recycling and lead-cooled fast reactor technology, nuclear law and liability, as well as in navigating complex and evolving regulatory frameworks in multiple jurisdictions. We believe that their depth of experience is instrumental to our continued success.
In particular, we depend upon the services of our Chief Executive Officer, Stefano Buono, for our continued growth and operation due to his industry experience, technical expertise, and institutional knowledge, as well as his extensive personal and business contacts. As our founder, Mr. Buono has also played a central role in the development of our strategy, the establishment of our business relationships, the positioning of our company with governmental, industrial and financial counterparties and the advancement of our overall business plan. Accordingly, the loss of Mr. Buono could disproportionately affect our ability to maintain strategic alignment, preserve important stakeholder relationships and continue to execute on our growth strategy.
In addition, we depend on Luciano Cinotti and other members of our technical leadership team, whose experience in lead-cooled fast reactor technology, reactor engineering and related MOX fuel cycle activities reflects decades of highly specialized knowledge that is not readily available in the market and would be difficult to replace. Because lead-cooled fast reactor expertise is rare and there are few comparable commercial programs globally from which to recruit, the loss of personnel with such experience could materially impair our ability to continue the design, development and validation of our reactor technologies, respond to technical challenges, support safety case development and interact effectively with regulators and other technical counterparties. We also depend on personnel with specialized expertise relating to MOX fuel fabrication, spent fuel recycling, plutonium handling and other fuel cycle activities, and on personnel with experience operating across French, Italian, Slovak, European and, as applicable, U.S. regulatory frameworks.
The loss of any one or more members of our senior management team, for any reason, including resignation or retirement, could impair our ability to execute our business strategy, develop our LFR-AS-200 reactor and MOX fuel cycle technologies, obtain or maintain regulatory approvals, manage relationships with key stakeholders and counterparties and preserve critical institutional and technical knowledge, and have a material adverse effect on our business and financial condition if we are unable to successfully attract and retain qualified and highly skilled replacement personnel.
Our business plan requires us to attract and retain qualified personnel including personnel with highly technical expertise. Our failure to successfully recruit and retain experienced and qualified personnel could have a material adverse effect on our business.
Our future success depends in part on our ability to contract with, hire, integrate, and retain highly competent nuclear reactor- and fuels-focused engineers and scientists, licensing and regulatory personnel, and other qualified personnel. The market for such talents is highly competitive, and shortages in critical skill areas can increase recruitment costs and lengthen hiring timelines. The pool of available talent is limited due to the specialized expertise required, including hazardous materials handling credentials and security clearances, while cross-border recruitment adds complexity and costs through visa, language, and regulatory requirements, which may make it more difficult for us to hire the talents we need to execute our growth strategy.
In particular, our business requires personnel with expertise in lead-cooled fast reactor technology, reactor engineering, MOX fuel fabrication, spent fuel recycling, plutonium handling, fuel cycle industrialization, nuclear safety, nuclear licensing, nuclear law and liability, quality assurance, export control and regulatory affairs. Personnel with these qualifications are scarce. The relevant talent pool is especially limited because there are few commercial programs globally involving lead-cooled fast reactor technology and because certain fuel cycle activities and nuclear licensing processes require highly specialized training, operational experience, certifications, site-specific qualifications, security clearances or other authorizations that may take significant time and expense to obtain. As a result, even where qualified candidates exist, we may not be able to identify, recruit, hire, onboard and retain them on acceptable terms or within the timeframes required by our business plan.
Our hiring needs are also not limited to technical personnel. We require employees and consultants with experience in nuclear licensing and regulatory strategy, environmental, health and safety compliance, transportation and handling of nuclear materials, intellectual property, manufacturing quality systems and project execution in highly regulated settings. In addition, because our activities span multiple jurisdictions, we require personnel capable of operating across different legal, regulatory, linguistic and cultural environments. Personnel with experience across French, Italian, Slovak and broader European regulatory frameworks, are particularly difficult to recruit and retain. The loss of such personnel, or our failure to hire them as needed, could materially delay licensing, construction, commissioning, fuel-related activities or other key milestones.
Further, we compete for qualified personnel with industry peers and government and regulatory bodies that may offer more attractive compensation, stability, or benefits. If we are unable to adequately anticipate our needs for certain key competencies and implement human resource solutions to recruit or improve these competencies, our business, results of operations and financial condition would suffer.
Our current operating focus has been principally in Europe, and as we seek to expand our activities in the United States, we may face additional challenges in recruiting and retaining personnel with relevant U.S. market experience. We may have limited existing brand recognition, operational footprint and managerial infrastructure in the United States relative to more established participants, which could make it more difficult for us to attract technical, regulatory, finance, legal, compliance and other personnel in that market. In addition, U.S.-based recruitment may involve added competition, compensation pressures, immigration and relocation issues and the need to integrate personnel across time zones and business cultures. High turnover among experienced staff may result in the loss of institutional knowledge, increased training expenses, and disruption or delay of key projects. If we are unable to recruit and retain highly skilled personnel, especially personnel with sufficient technical expertise to develop our plants and produce MOX fuel, we may experience delays, increased costs, and reputational harm.
Most of our management team has limited experience in operating a public company.
Most of our management team has limited experience in the management of a publicly traded company. In particular, certain members of our management team have limited experience operating a company subject to the reporting, disclosure, corporate governance and internal control requirements applicable to a U.S. public company. Our management team may not successfully or effectively manage its transition to a public company that will be subject to significant regulatory oversight and reporting obligations under federal securities laws. Their limited experience in dealing with the increasingly complex laws pertaining to public companies could be a significant disadvantage in that it is likely that an increasing amount of their time may be devoted to these activities which will result in less time being devoted to our management and growth.
We may not have adequate personnel with the appropriate level of knowledge, experience, and training in the accounting policies, practices or internal controls over financial reporting required of public companies in the United States. More specifically, we may need to recruit, hire and retain additional personnel with experience in U.S. securities law disclosure, SEC reporting, investor relations, internal controls over financial reporting, public company accounting, financial planning and analysis, legal and compliance functions and board and committee governance processes. The need to focus on these responsibilities could divert management’s attention from strategic initiatives, which may impact overall business performance. The development and implementation of the standards and controls necessary for us to achieve the level of accounting standards required of a public company in the United States may require costs greater than expected. We will be required to expand our employee base and hire additional employees to support our operations as a public company, which will increase our operating costs in future periods. If we fail to do so successfully, we may be unable to comply in a timely manner with our reporting and other obligations as a public company, which could adversely affect investor confidence, expose us to regulatory scrutiny and materially and adversely affect our business and the market price of our securities.

If we fail to manage our growth effectively, we may be unable to execute our business plan which could have a material adverse effect on our business prospects, financial condition, results of operations and cash flows.
To execute our business plan, we must finalize our LFR technology, LFR plant designs and MOX fuel manufacturing plant designs, obtain regulatory approvals, protect and continue to develop our technical innovations, establish manufacturing and operational capabilities and continue to develop and market our products and services to traditional and non-traditional end users. We intend to expand our operations significantly to address our target market. To properly manage our growth, we will need to hire and retain additional personnel, upgrade our existing operational management and financial and reporting systems, and improve our business processes and controls. Our future expansion will depend on:
•	hiring and training new personnel with requisite skill and expertise;
•	completing the designs, licensing, construction, and commissioning of our plants;
•	optimizing applications of our LFRs and LFR plants to serve a variety of customers, including state-owned utility and nuclear operators and private industrial and infrastructure energy users;
•	developing the supply chain necessary to supply components, equipment and materials for our LFRs, LFR plants and MOX fuel manufacturing plants;
•
protecting our technical innovations, know-how and proprietary processes, including through patent filings, trade secret protection and contractual safeguards, in jurisdictions relevant to our development, manufacturing and commercialization activities;

•	developing the processes and technologies to transport radiological and other hazardous materials;
•	developing the operational capabilities and functions necessary to operate our plants;
•	controlling expenses and investments in anticipation of expanded operations;
•	managing construction timelines, performance and budgets of our third-party contracts;
•	upgrading the existing operational management and financial reporting systems and team to comply with requirements as a public company; and
•	implementing and enhancing administrative infrastructure, systems, and processes.
If our operations continue to grow as planned, of which there can be no assurance, we will need to expand our sales and marketing, research and development, customer, and commercial strategy, permitting and licensing, products and services, manufacturing, supply, and operations functions, among others. These efforts will require us to invest significant financial and other resources, including in industries and sales channels in which we have limited experience to date. Our ability to scale effectively will also depend in part on our ability to identify, secure, maintain and enforce appropriate intellectual property protections for our reactor, fuel cycle and related technologies while continuing to innovate. We will also need to continue to develop our nascent manufacturing and operational systems and processes, and there is no guarantee that we will be able to scale the business as currently planned or within the planned timeframe. The continued expansion of our business may also require additional manufacturing and operational facilities, as well as space for administrative support, and there is no guarantee that we will be able to find suitable locations for such facilities.
Our continued growth could increase the strain on our resources, and we could experience operating difficulties, including difficulties in hiring and training employees, finding capacity internally and with third parties to construct our plants and related equipment, delays in production, and difficulty sourcing adequate raw materials. These difficulties may divert the attention of management and key employees and impact financial and operational results. If we are unable to protect our technical innovations and proprietary know-how as our operations expand across multiple jurisdictions and counterparties, our competitive position, commercialization strategy and expected returns on our investments in technology development could be adversely affected. If we are unable to drive commensurate growth, these costs, which include lease commitments, headcount, and capital assets, could result in decreased margins, which could have a material adverse effect on our business, financial condition, and results of operations.
Further, if our capital needs are greater than anticipated or the timing of expenditures accelerates, we may need to raise additional debt or equity, reduce scope, defer projects, or pursue alternative delivery models and risk-sharing structures; there can be no assurance such capital will be available when needed or on acceptable terms. See “—Risks

Relating to our Capital Resources—In order to fulfill our business plan, we will require additional funding in addition to any funding resulting from the proposed business combination, which may be dilutive to our investors, may result in a decline in the market price of your shares, and no assurances can be provided as to the availability or terms of any such funding.” Any such funding and the associated terms will be highly dependent upon market conditions and the progress of our business at the time we seek such funding. The terms of any financing that we pursue may be less favorable than previously anticipated and could become even less favorable depending on the amount of funds we may require.
We and our independent auditor have identified significant deficiencies in our internal control over financial reporting, information technology and revenue disclosure cut-off and contract existence controls, and if we fail to remediate these deficiencies and maintain effective internal controls, we may be unable to accurately report our results of operations, meet our reporting obligations or prevent fraud.
Prior to the Business Combination, we have been a private company and have not been required to design, document and test our internal control over financial reporting at the level required of a public company subject to the reporting requirements of the Exchange Act and the Sarbanes-Oxley Act. Our management has not completed an assessment of the effectiveness of our internal control over financial reporting, and our independent auditor has not conducted an audit of our internal control over financial reporting. In connection with its audit procedures, our independent auditor identified certain significant deficiencies in our internal control environment, including deficiencies relating to financial reporting, segregation of duties over manual journal entries, information technology general controls and third-party risk management, and revenue disclosure cut-off and contract existence controls. In particular, we have identified deficiencies in our controls over the preparation, review and posting of manual journal entries. Members of the accounting team have been able to both prepare and post manual journal entries using different system profiles, and we have not maintained a sufficiently formalized and documented independent review process for all manual journal entries. As a result, we may not have effective segregation of duties or sufficient independent review controls over manual journal entries, including non-routine and judgmental entries. These deficiencies increase the risk that errors or fraudulent journal entries, including through management override of controls, may not be prevented or detected on a timely basis and that a material misstatement of our financial statements could occur and not be prevented or detected.
Our independent auditor has also identified deficiencies in controls over the preparation and maintenance of accounting records supporting financial reporting for our 2024 financial statements. Certain accounting records were not maintained in a sufficiently complete and timely manner at the time of audit requests, resulting in multiple follow-up inquiries and extended audit procedures to obtain sufficient appropriate audit evidence. Although no material misstatements were identified and audit evidence was ultimately obtained, the additional procedures required indicated a significant deficiency in the financial reporting control environment. While notable improvements were observed during our 2025 audit, we may not be able to complete our remediation efforts in a timely manner or at all. We have also identified significant deficiencies related to information technology controls. These include inconsistencies in the documentation and approval of user access requests across entities, the absence of periodic user access reviews across all in-scope entities, password settings that were not aligned with group policies across certain financial reporting systems, excessive privileged access rights in SAP ECC6 and Eurecia at certain subsidiaries, and insufficient documentation supporting user acceptance testing and approval of changes to production systems. In addition, there was a lack of segregation of duties between developers and implementers of changes in SAP ECC6 and the configuration to prevent direct changes to the production environment was not in place. These deficiencies could impair our ability to ensure that access to financial reporting systems is appropriately authorized, that changes to such systems are properly tested and approved and that transactions and financial data are processed accurately and securely. In addition, our controls over period-end cut-off and contract existence were not sufficiently designed or operating effectively to ensure that only contracts meeting IFRS 15 criteria at the reporting date are included in revenue-related disclosures. As a result, disclosure of future revenue expectation was overstated, increasing the risk of misleading financial statement disclosure and non-compliance with applicable accounting standards. Our independent auditor also identified deficiencies in our third-party risk management controls. For certain third-party systems used by Pompes Rütschi SAS, Rütschi Fluid AG and Fucina Italia, there were no relevant service organization controls reports available. As a result, we did not have a sufficient basis to evaluate the design effectiveness of certain relevant information technology general controls performed by those third-party service providers, and relevant complementary user entity controls were not adequately considered. If third-party systems or controls are not appropriately monitored, or if complementary controls at our entities are not properly designed and implemented, our financial reporting processes could be adversely affected.

We are working to remediate these deficiencies, including by enhancing segregation of duties, restricting system access rights, implementing formal independent review procedures for manual journal entries, improving documentation and approval of user access requests and system changes, performing periodic access reviews, aligning password and privileged-access controls with group policies, strengthening monitoring of third-party service providers and designing complementary user entity controls where service organization controls reports are not available. We also expect to continue to enhance our accounting and finance function, including through additional personnel, training, policies, procedures and systems improvements. However, there can be no assurance that these remediation efforts will be sufficient or that we will not identify additional significant deficiencies or material weaknesses in the future. Our independent auditor’s consideration of internal control was not designed to identify all deficiencies in internal control that, individually or in combination, might constitute significant deficiencies or material weaknesses. Accordingly, other deficiencies may exist that have not been identified. In addition, our reporting obligations as a public company may place significant strain on our management, operational and financial resources and systems, and we may be unable to complete our evaluation, testing and any required remediation in a timely manner.
Under Section 404 of the Sarbanes-Oxley Act, we will be required to evaluate and report on the effectiveness of our internal control over financial reporting. At the time we are required to do so, our management may conclude that our internal control over financial reporting is not effective. In addition, when required, our independent registered public accounting firm may be required to attest to and report on the effectiveness of our internal control over financial reporting and may disagree with management’s assessment or issue an adverse or qualified report if it is not satisfied with the design, documentation or operation of our controls. If we fail to remediate the identified significant deficiencies, or if we otherwise fail to establish and maintain effective internal control over financial reporting, we may be unable to accurately report our financial condition or results of operations, meet our reporting obligations on a timely basis or prevent or detect fraud. This could cause investors to lose confidence in our reported financial information, limit our access to capital markets, harm our business and results of operations, subject us to regulatory investigations or sanctions, and adversely affect the trading price of our ordinary shares.
There is limited to no commercial operating experience for lead-cooled fast reactors of this type, configuration, and scale. This creates risks in cost and timeline estimates, and the lack of commercial experience in terms of labor and supply chain and other factors may result in greater than expected construction cost, licensing timelines, deployment timelines, maintenance requirements, differing power output and greater operating expense.
We may fail to identify latent design, licensing, manufacturing, construction, and operations issues early enough to avoid negative effects on production, fabrication, construction or ultimate performance of our plants and related technologies. Moreover, the cost and time associated with the construction and maintenance of our LFRs may be greater than we expect because of a lack of a labor force with relevant commercial experience and an inexperienced supply chain for this type of reactor. Were these issues to arise at later stages of deployment, deployment could be subject to greater costs or be significantly delayed, which could materially and adversely affect our business.
Competition from existing or new competitors or technologies could cause us to experience downward pressure on prices, fewer customer orders, reduced margins, the inability to take advantage of new business opportunities, and the loss of market share.
We operate in a highly competitive energy market and are subject to competition based upon product design, performance, technology, pricing, quality, and services from competing nuclear suppliers as well as from alternative means of producing electricity and/or heat. There are a number of advanced reactor designs and advanced reactor projects under development in the United States and the rest of the world, many of which are involved in pre-application review with the NRC and other nuclear regulators. While we expect to maintain competitive pricing on our products and services that are directly comparable to products manufactured and services provided by others, our products and services will conform to more exacting specifications and may carry a higher price than competing non-nuclear products due to the highly regulated nature of the United States and other geographies’ nuclear industry. Other companies providing competing technologies could capture customers or market share from us, which could have a material adverse effect on our business or financial condition.
For sales and/or deployments outside of jurisdictions with highly developed nuclear regulatory frameworks, some of our foreign competitors currently benefit from, and others may benefit in the future from, permissive regulatory and licensing regimes and/or from protective measures by their home countries where governments are providing financial support, including significant investments in the development of new technologies. Those competitors may have a competitive advantage if they are able to obtain approvals, or if they can demonstrate to potential customers the value and benefits of their products and services, particularly in jurisdictions that have less stringent nuclear regulatory requirements. These competitors may have access to greater sources of funding to develop and commercialize their power than we do, whether as a result of potential competitive advantages or from supportive national governments. This market environment may result in increased pressures on our pricing and other competitive factors.
We believe our ability to compete successfully in designing, engineering, manufacturing, and operating our products and services at significantly reduced cost to customers does and will depend on a number of factors, which may change in the future due to increased competition. If we are unable to compete successfully, our business, financial condition, results of operations and cash flows would be adversely affected.
The cost of MOX fuel may not be cost competitive with energy generated from other sources, which could materially and adversely affect our business prospects, financial condition, results of operations and cash flows.
Many energy markets price electric energy, heat, capacity, and/or ancillary services on a competitive basis, with market prices subject to substantial fluctuations. Other markets remain heavily regulated by state or local utility regulatory authorities, with energy purchase decisions by utilities providers subject to various competitiveness or prudence tests. As a result of competitive pressures, some energy markets experience low marginal energy prices at certain times due to a combination of subsidized generating resources, competitors with low-cost or no-cost fuel sources, or market-design features that create incentives for certain attributes or deliver revenue in unpredictable ways over time, and we may not be able to compete in these markets unless the benefits of our MOX fuel technology and business model are sufficiently valued. Even in markets that price reliable capacity on a long-term basis, there is no guarantee that MOX fuel will be sufficiently low-cost so as to clear auction-style capacity markets or to attract customers to enter into agreements with us on commercially acceptable terms, and entering into an agreement with a customer in any one year is no guarantee of similar outcomes in successive years.
Failure of the cost of energy generated from our plants to be cost competitive with energy generated from other sources, will limit our ability to charge a premium relative to other energy sources, which could materially and adversely affect our business prospects, financial condition, results of operations and cash flows.
Our investment in LFR technology and MOX fuel production may not provide the return we expect.
We are actively developing our LFR technology and MOX fuel production capabilities, including with the goal of deploying our initial LFR projects and two MOX fuel manufacturing plants, one in the United States and one in Europe, which will occur in the 2030s. Challenges that could impact timeline and cost might arise from necessary activities such as completing design, engineering, testing and qualification work, achieving design maturity, siting, obtaining federal, state, local and foreign permits and approvals, securing regulatory approvals for reactor construction and operation, obtaining approvals relating to MOX fuel fabrication, transportation, storage and handling, addressing threatened or actual litigation, developing or securing qualified supply chains, and obtaining access to spent fuel and other nuclear materials for the purposes of MOX fuel production.
Our estimates for the total addressable market and expectations with respect to these potential lines of business are based on several internal and third-party estimates, including those relating to LFR deployment, MOX fuel manufacturing plant deployment, licensing timelines, capital and operational costs, construction and operating performance, utilization rates, fuel availability, customer demand, sales prices for produced MOX fuel, IP license fees, engineering and services revenues and other illustrative revenue streams. The timeline to scale up and deploy the necessary technological processes is based upon assumptions regarding our LFR and MOX technologies, regulatory pathways, financing availability, customer adoption, supply chain capacity and general market conditions. However, our assumptions and the data underlying these estimates may not be correct, and the conditions supporting our assumptions or estimates might change at any time, reducing the accuracy of these underlying assumptions.
As a result, our investment in our LFR technology, MOX fuel production capabilities and related business lines may not provide any return, or the return we have projected. In addition, the markets for LFRs, high plutonium-content MOX fuel and related fuel-cycle and services offerings in the United States and abroad have not yet been established, and technologies such as ours have limited operational history and have not been proven at commercial scale. Any material change to our assumptions or expectations with respect to the markets for our LFRs, MOX fuel manufacturing plants and MOX fuel, or the technology we plan to utilize, may have a material adverse effect on our business prospects, financial condition, results of operations, cash flows and the illustrative revenue streams included in this proxy statement/prospectus, and could harm our reputation.

Our LFRs are designed to operate using MOX fuel, and any inability to secure, produce, transport, license or reprocess MOX fuel on a commercial scale could delay deployment or operation of our reactors and adversely affect our business.
Our LFRs are designed to operate MOX fuel, which combines plutonium and uranium and is expected to be produced from recycled nuclear materials. As a result, our ability to deploy and operate our LFRs will depend in significant part on our ability to secure a reliable supply of MOX fuel that satisfies the technical specifications, regulatory requirements and safeguards applicable to our reactor design, including with respect to plutonium content, fuel performance and safety.
The production, transport, storage, use and accounting of MOX fuel involve significant technical, regulatory, security and logistical requirements. Plutonium-based fuel is subject to extensive licensing, safeguards, physical protection, transport, handling and other regulatory requirements, including under national and international nuclear safety and non-proliferation regimes. Any failure to obtain or maintain required approvals, demonstrate compliance with applicable safeguards or security requirements, qualify appropriate MOX fuel fabrication facilities or otherwise establish a reliable MOX fuel supply chain could delay fuel availability, increase costs, limit our ability to conduct testing or fuel-loading activities, or prevent or delay operation of our LFRs.
Although MOX fuel production is a technically established process, the production of MOX fuel suitable for our LFRs, including at the scale, specifications and schedule required for commercial deployment, may be resource-intensive and may require specialized facilities, qualified personnel, regulatory approvals and coordinated arrangements with fuel cycle participants and governmental authorities. In addition, our long-term fuel cycle strategy contemplates the industrialization of the reprocessing of spent MOX fuel. Any delay, difficulty or failure in developing, licensing or scaling such reprocessing capabilities could adversely affect the economic, operational and sustainability benefits that we expect to derive from our MOX fuel cycle strategy.
If we are unable to obtain adequate MOX fuel for our LFRs on a predictable schedule and at a predictable cost, or if the production, transport, handling, use or reprocessing of MOX fuel is delayed, restricted or becomes more expensive than expected, the testing, deployment and operation of our LFRs may be delayed or impaired. Any such developments could increase our costs, adversely affect the competitiveness of our LFRs and materially and adversely affect our business, results of operations, financial condition and prospects.
Successful commercialization of new, or further enhancements to existing, alternative carbon-free energy generation technologies may adversely affect market demand for our LFRs, LFR plants, MOX fuel and MOX fuel manufacturing plants, which could adversely affect our ability to commercialize our products and technologies.
Successful commercialization of new, or further enhancements to existing, alternative carbon-free energy generation technologies, such as adding carbon capture and sequestration/storage mechanisms to fossil fuel power plants, wind, solar, geothermal or fusion, may prove to be more cost-effective or appealing to global energy markets than our LFRs, LFR plants, MOX fuel or related technologies. As a result, such technologies may adversely affect market demand for our LFRs, LFR plants, MOX fuel and MOX fuel manufacturing plants, potentially adversely affecting our ability to successfully commercialize our products and technologies.
The expected market for our LFRs, LFR plants, MOX fuel and MOX fuel manufacturing plants may be superseded or rendered obsolete by new technology or the novel application of existing technology. Our estimates for the total addressable market and expectations with regard to certain revenue streams are based on a number of internal and third-party estimates, including our potential contracted revenue, the number of potential customers who have expressed interest in our LFRs, LFR plants, MOX fuel or related services, the conversion rate of those potential customers into paying customers, assumed prices and production costs for our LFR plants, MOX fuel manufacturing plants and resulting power or fuel, our ability to leverage our current logistical and operational processes, assumptions regarding our technology and general market conditions. However, our assumptions and the data underlying our estimates may not be correct and the conditions supporting our assumptions or estimates may change at any time, reducing the predictive accuracy of these underlying factors. As a result, our performance, as indicated by the illustrative revenue streams provided in this proxy statement/prospectus, our estimates of the addressable market for our products and services, as well as the expected growth rate for such market, may prove to be incorrect. Any material change to our assumptions or expectations with respect to the foregoing may have a material adverse effect on our business prospects, financial condition, results of operations and cash flows and could harm our reputation.

The market for alternative carbon-free energy generation technologies has not yet been established and may not achieve the potential we expect or may grow more slowly than expected. If demand for our LFRs and plants fails to develop sufficiently, our business and operations could suffer, and we would be unable to achieve or maintain profitability.
The market for alternative carbon-free energy generation technologies has not yet been established and may not achieve the potential we expect or may grow more slowly than expected. The viability and continued growth in demand for alternative carbon-free energy generation technologies, and in turn, our plants, may be impacted by many factors outside of our control, including:
•	market acceptance of nuclear power, especially in light of potential incidents at power plants;
•	cost competitiveness, reliability and performance of our LFRs and plants compared to conventional and renewable energy sources and products;
•	availability and amount of government subsidies and incentives to support the development and deployment of our LFRs and plants;
•	the extent to which the nuclear power industry and broader energy industries are deregulated to permit broader adoption of nuclear electricity generation;
•	the cost and availability of key materials and components used in the production of our LFRs and plants;
•	prices of traditional utility-provided energy sources; and
•	the emergence, continuance, or success of, or increased government support for, other alternative energy generation technologies and products.
Reduction in energy demand or changes in climate-related policies may change market conditions, thereby reducing our product’s competitiveness and affecting our performance. If demand does not grow, our business and operations could suffer, which would have an adverse impact on our ability to grow our business and we could be unable to achieve or maintain profitability.
We rely heavily on our intellectual property portfolio. Our ability to maintain, protect or enforce our patents and other intellectual property rights may be challenged and is not guaranteed. If we are unable to protect our intellectual property rights, our business and competitive position may be harmed.
Our success depends in part on our ability to maintain, protect and enforce our intellectual property rights. We may not be able to prevent unauthorized use of our intellectual property, which could harm our business and competitive position. We rely upon a combination of the intellectual property protections afforded by patents, trademarks/service marks, copyrights and trade secret laws in the United States and other jurisdictions, as well as contractual restrictions in our commercial agreements such as confidentiality agreements, assignment agreements, and license agreements to establish, maintain and enforce rights associated with our plants and related proprietary technologies. Given that the underlying technology is many decades old, we primarily use patents in order to ensure that others cannot preclude us from using certain technologies or key design aspects. Our success depends in part on our ability to obtain and enforce patent protection for our plants and related technologies, as well as our ability to operate without infringing or violating the proprietary rights of others. We either own or have significant license rights to certain intellectual property applicable to our plants and MOX fuel technology, including patent rights and pending patent applications on the same, and we will continue to file patent applications claiming new technologies directed to our plants in the United States and in other jurisdictions based on several factors including, but not limited to, commercial viability. Monitoring unauthorized use of our intellectual property rights is difficult and costly, and the steps we have taken or will take to prevent misappropriation may not be sufficient.
As noted above, we also rely upon unpatented trade secret protection, unpatented know-how and continuing technological innovation to develop and help maintain our business and competitive position. We seek to protect our proprietary technology, in part, by entering into confidentiality agreements with our suppliers, subcontractors, venture partners, employees and consultants, and other third parties. However, we may not be able to prevent the unauthorized disclosure or use of our trade secrets, know-how, or information which we consider to be confidential, by the parties to these agreements, despite the existence generally of confidentiality provisions and other contractual restrictions. If any of the suppliers, subcontractors, venture partners, employees, and consultants, and other third parties who are parties to these agreements breach or violate the terms of any of these agreements, we may not have adequate remedies for any such breach or violation, and we could lose our trade secrets as a result. It is also possible that our trade secrets, know-how or other proprietary information could be obtained by third parties as a result of breaches of our physical or electronic security systems. Even where remedies are available, enforcing a claim that a party illegally disclosed or misappropriated our trade secrets is expensive and time consuming, and the outcome is unpredictable. Courts outside the United States are sometimes less willing to protect trade secrets. Additionally, despite our efforts to protect our proprietary technology, our trade secrets could otherwise become known or be independently discovered by our competitors. If any of our trade secrets were to be lawfully obtained or independently developed by a competitor or other third party, we would have no right to prevent them, or those to whom they communicate, from using that technology or information to compete with us.
The patent position of our plants and MOX fuel technologies is not a guarantee of protection or rights. During the patent prosecution process, a patent office may require us or our future licensors to narrow the scope of the claims of our or our licensors’ pending and future patent applications. This may limit the scope of patent protection and limit our or our future licensors’ ability to assert patent infringement if the patent is subsequently issued. In some cases, a patent may not be issued if we or our licensors are unable to overcome rejections from a patent office. By pursuing patent rights by filing a patent, we or our licensors may lose trade secrets that would have otherwise been protected had a patent not been sought and third parties may be able to exploit such published information in our patent application. Additionally, even if we obtain a patent in one jurisdiction (e.g., the United States), we cannot guarantee that we will obtain a corresponding patent in another jurisdiction (e.g., China) as patent laws differ from jurisdiction to jurisdiction. Additionally, maintaining and enforcing patent rights can involve complex legal and factual questions and may be subject to litigation in some cases. For example, third parties may challenge the validity of our or our licensors’ patents based on prior art at a tribunal such as the Patent Trial and Appeal Board at the U.S. Patent and Trademark Office and in a federal court. Because we cannot assure that all of the potentially relevant prior art relating to our patents and patent applications has been found, third parties may prevail in invalidating a patent or preventing a patent application from being issued as a patent. Additionally, even if we or our licensors are able to maintain valid patents or prevail in patent challenges instituted by third parties, we or our licensors may still bear the risk of third parties “designing around” our technologies to avoid an intellectual property infringement claim.
Our patent applications may not result in issued patents, which may have a material adverse effect on our ability to prevent others from commercially exploiting products similar to ours. Patentability and patent scope involve complex legal and factual questions and the breadth of claims allowed may be uncertain. As a result, we cannot be certain that the patent applications that we file will result in patents being issued, or that our patents and any patents that may be issued to us will afford protection against competitors with similar technology. Numerous patents published pending patent applications and unpublished pending patent applications owned by others exist in the fields in which we have developed and are developing our technology. In addition to the risk of infringing those patents, patents and patent applications owned by others may also be used as a basis to invalidate our patents or prevent our patent applications from issuing as patents. Our patents may also be challenged as invalid under other prior art and/or be challenged as unenforceable. Furthermore, patent applications filed in foreign countries are subject to laws, rules and procedures that differ from those of the United States, and thus we cannot be certain that foreign patent applications related to issued U.S. patents will be issued.
Even if our patent applications succeed and we are issued patents in accordance with those applications, it is still uncertain whether these patents will be contested, circumvented, invalidated, or limited in scope in the future. The rights granted under any issued patents may not provide us with meaningful protection or competitive advantages, and some foreign countries provide significantly less effective patent enforcement as compared to the United States. In addition, the claims of any patents that issue from our patent applications may not be broad enough to prevent others from developing technologies that are similar or that achieve results similar to ours. The intellectual property rights of others could also bar us from licensing and exploiting any patents that issue from our pending patent applications or future patent applications. In addition, patents issued to us may be infringed or designed around by others and others may obtain patents that we need to license or design around, either of which would increase costs and may adversely affect our business, prospects, financial condition, and operating results. In addition, we cannot be certain that our competitors will not independently develop same or similar technology, obtain information we regard as proprietary, or design around intellectual property of ours.

We currently enjoy only limited geographical protection with respect to certain issued patents and trademarks and may not be able to protect our intellectual property rights throughout the world. If we are unable to protect our intellectual property rights, our business and competitive position may be harmed.
We do not have worldwide patent rights for our plants and related proprietary technologies because there is no such thing as a worldwide patent or “international patent rights.” We also do not have worldwide trademark protection for our brand for similar reasons. Accordingly, we may not be able to protect our intellectual property rights in certain jurisdictions and their legal systems. Filing, prosecuting, and defending patents on our plants and related technologies worldwide can pose several challenges. First, procuring patent rights in multiple jurisdictions may be cost prohibitive because individual patent offices in different jurisdictions will have to independently examine each patent application. Therefore, costs such as examination fees, translation fees and attorneys’ fees are considered when deciding whether to pursue patent protections in a given jurisdiction. We or our licensors will also have the continued obligation of paying maintenance fees periodically to avoid patents from becoming abandoned or lapsed. Second, the breadth of claims in patents may vary from jurisdiction to jurisdiction. For instance, certain patent offices may require narrower claims, resulting in patent rights that are less extensive. Further, as noted above, we may not be able to obtain patents in some jurisdictions even if we obtain patents in other jurisdictions. Accordingly, our competitors may operate in countries where we do not have patent protection and can freely use our technologies and discoveries in such countries to the extent such technologies and discoveries are publicly known or disclosed in countries where we do have patent protection.
Many countries have compulsory licensing laws under which a patent owner may be compelled to grant licenses to third parties. For example, within the European Union, patent applications relating to specifically nuclear subject matter, or inventions directly connected with and essential to the development of nuclear energy in the Euratom, may be subject to communication to the European Commission under the Euratom Treaty, and non-exclusive licenses may in certain circumstances be granted in respect of such rights. Many countries also limit the enforceability of patents against government agencies or government contractors. In these countries, the patent owner may have limited remedies, which could materially diminish the value of such patent. If we or any of our licensors are forced to grant a license to third parties with respect to any patents relevant to our business, our competitive position may be impaired, and our business and financial condition may be adversely affected.
Finally, some countries restrict the patentability of inventions relating to atomic energy. For example, Section 4 of the Indian Patents Act provides that no patent shall be granted in respect of an invention relating to atomic energy falling within Section 20(1) of the Atomic Energy Act, 1962, which addresses inventions that, in the opinion of the Central Government, are useful for or relate to atomic energy and certain related materials and activities. Therefore, inventions relating to nuclear reactors and associated components would not be patentable in these countries, which could reduce the scope or value of our intellectual property protection in those jurisdictions.
We may need to defend ourselves against intellectual property infringement claims, which may be time-consuming and could cause us to incur substantial fees and costs.
Companies, organizations or individuals, including our existing and future competitors, may hold or obtain patents, trademarks/service marks or other intellectual property rights that would prevent, limit or interfere with our ability to develop our intellectual property and make, use, develop, import, offer to sell or sell our MOX fuel, our LFRs, our plants, and related technology, which could make it more difficult for us to operate our company. From time to time, we may receive inquiries from holders of patents or trademarks/service marks inquiring whether we are infringing their proprietary rights. Companies, organization or individuals, including our existing and future competitors, may also seek court declarations that they do not infringe our intellectual property rights. Companies holding patents or other intellectual property rights similar to our technology may bring proceedings alleging infringement of such rights or otherwise asserting their rights and seeking licenses. In addition, if we are determined to have infringed a third party’s intellectual property rights, we may be required to do among other things, one or more of the following: (i) cease making, using, offering to sell, selling or importing our technologies or designs that incorporate the challenged intellectual property; (ii) pay substantial damages; (iii) pay for and obtain a license from the holder of the infringed intellectual property right, which may not be available on reasonable terms or at all; or (iv) redesign part or all of our technology. In the event of a successful claim of infringement against us and our failure or inability to obtain a license to the infringed technology, our business, prospects, operating results, and financial condition could be materially adversely affected. In addition, any litigation, or claims, whether or not valid, could result in substantial costs and diversion of resources and management’s focus and attention.

We also anticipate licensing patents and other intellectual property from third parties, and we may face claims that the use of this intellectual property infringes the rights of other third parties. In such cases, we may seek indemnification from the licensors under our license contracts with those licensors or other damages. However, our rights to indemnification or damages may be unavailable or insufficient to cover our costs and losses, and are dependent on our use of the technology and whether we choose to retain control over conduct of the litigation, among other factors.
We review and assess third-party patents and other intellectual property rights relevant to our plants and proprietary technologies. However, we may not identify all relevant third-party patents, or may incorrectly interpret their scope, relevance, or expiration. Any such oversight could expose us to infringement claims, require us to modify our technology, or limit our ability to develop, manufacture, or market our products and services. This could result in costly litigation, delays, or the need to obtain licenses on unfavorable terms, any of which could adversely affect our business, financial condition, and results of operations.
In addition, there are several circumstances under which a patent application may not be published and accessible to us or our licensors. For example, patent applications in the United States and many foreign jurisdictions are typically not published until 18 months after filing, but some patent applications in the United States may be maintained in secrecy until the patents are issued. Publications in the scientific literature also often lag behind actual discoveries. Therefore, we cannot be certain that others have not filed patent applications for technology covered by our issued patents or patents applications, or that we were the first to invent the technology or to file a patent application covering the technology. Our competitors may have filed, and may in the future file, patent applications covering our plants, MOX fuel technologies or technology similar to ours without us knowing. Any such patent application may have priority over our patent applications or patents, which could require us to procure rights to issued patents covering such technologies in order to avoid infringement claims.
We may be subject to claims of ownership and other rights to our patents and other intellectual property by third parties.
Our confidentiality and intellectual property assignment agreements with our employees, consultants and contractors generally provide that inventions conceived by the party in the course of rendering services to us will be our exclusive intellectual property, or otherwise provide for an allocation of ownership, use or other rights in intellectual property developed in connection with the relevant relationship. While we seek to secure ownership of, or sufficient rights to use, intellectual property that is material to our business, including through assignment, license, joint ownership or other contractual arrangements, those arrangements may not be honored and obligations to assign, license or otherwise provide rights in intellectual property may be challenged or breached. Moreover, there may be circumstances where we are unable to negotiate for such ownership, license or other rights on acceptable terms, or where others misappropriate those rights.
We may be subject to claims that former employees, collaborators, or other third parties have an interest in our patents or other intellectual property as an owner, a joint owner, a licensee, an inventor, or a co-inventor. In the latter two cases, the failure to name the proper inventors on a patent application can result in the patents issuing thereon being unenforceable. Inventorship disputes may arise from conflicting views regarding the contributions of different individuals named as inventors, the effects of foreign laws where foreign nationals are involved in the development of the subject matter of the patent, conflicting obligations of third parties involved in developing our patented technology or as a result of questions regarding co-ownership of potential joint inventions. Litigation may be necessary to resolve these and other claims challenging inventorship and ownership. Alternatively, or additionally, we may enter into agreements to clarify the scope of our rights in such intellectual property. If we fail in defending any such claims, in addition to paying monetary damages, we may lose exclusive ownership of, or right to use or license valuable intellectual property. Such an outcome could have a material adverse effect on our business. Even if we are successful in defending against such claims, litigation could result in substantial costs and be a distraction to management and other employees.
Our use of AI-based technology may present new risks and challenges to our business.
The rapidly evolving use of artificial intelligence and machine learning presents significant risks. If we fail to adopt, manage and govern AI responsibly, our intellectual property, confidential information, operations, regulatory compliance and financial results could be adversely affected.
We use third-party artificial intelligence or machine learning (“AI/ML”) platforms, offerings and tools, including generative AI products and other AI-enabled software (“AI/ML Technology”), in our internal operations and may explore additional uses of AI/ML in the future, including for engineering, design, modeling, simulation, licensing, project management, knowledge management, drafting, analytics and other business purposes. The development and use of AI/ML Technology present various privacy, confidentiality, cybersecurity, reliability and intellectual property risks that may impact our business. The use in the future of AI/ML Technology, including third-party and open-source AI tools, by our employees, contractors and business partners could result in the unauthorized disclosure of our proprietary, confidential or otherwise protected information, including technical, commercial, regulatory or other sensitive information. The use of such tools also may lead to inaccurate, incomplete, biased, misleading or non-compliant outputs, introduce vulnerabilities or malicious code into our systems, or result in allegations or claims relating to infringement or misappropriation of third-party intellectual property, unauthorized use of proprietary information or failure to comply with contractual, license or open-source software requirements. We also could be subject to claims from providers of third-party AI/ML Technology that we are using their products, tools or outputs in a manner inconsistent with applicable terms of use, and such claims may result in costly legal proceedings.
The regulatory framework applicable to AI/ML Technology is evolving rapidly in multiple jurisdictions. In particular, the European Union has adopted the AI Act, a risk-based legal framework that imposes obligations on certain AI providers and deployers, and EU institutions continue to issue implementation guidance and consider further adjustments to the regulatory framework. In addition, existing data protection, privacy, cybersecurity, intellectual property, consumer protection, product safety, discrimination and other laws may be interpreted or applied in ways that affect our use of AI/ML Technology. As a result, we cannot be certain that our policies, controls or compliance efforts will provide sufficient protection or that our use of AI/ML Technology will not harm our reputation, create legal exposure, increase our compliance costs or adversely affect our financial condition or operating results.
Several jurisdictions around the world, including Europe and other jurisdictions in which we operate or may operate, have adopted, proposed or are considering laws and policies governing the development, deployment and use of AI/ML Technology. The European Commission describes the AI Act as Regulation (EU) 2024/1689 and as the EU’s harmonized legal framework for AI, and the EU continues to develop implementation tools and guidance for businesses. These requirements, and the uncertainty surrounding them, may require us to change our business practices, implement additional compliance measures, restrict certain uses of AI/ML Technology, protect or segregate certain data more extensively, retrain or reevaluate AI-enabled tools or incur additional legal, technical and operational costs. If our use of AI/ML Technology is restricted or becomes more costly or burdensome, our operations may become less efficient and we may be at a competitive disadvantage.
The use in the future of third-party AI/ML Technology by our business partners and by personnel with access to our confidential information, including trade secrets, technical know-how and commercially sensitive data, may continue to increase. This could lead to the misuse, loss or disclosure of such information, which could negatively affect us, including our ability to protect and realize the benefits of our intellectual property. In addition, the ongoing or future use of AI/ML Technology by our business partners also may increase cybersecurity and operational risks for us. In addition, the use of AI/ML Technology presents emerging ethical, governance and reputational issues, and if our use, or perceived misuse, of third-party AI/ML Technology becomes controversial, we may experience reputational harm, legal liability or competitive disadvantage. Any of these risks could be difficult to eliminate or manage and, if not addressed, could have a material adverse effect on our business, financial condition, operating results and future prospects.
Armed conflict, geopolitical instability and disruptions to global energy markets and maritime trade routes, including in the Middle East and Eastern Europe, could adversely affect our business, supply chain, costs, financing environment and public acceptance of nuclear energy.
Armed conflict and heightened geopolitical tensions, including the ongoing war in Ukraine and hostilities and instability in the Middle East involving Iran and other regional actors, have caused and may continue to cause significant volatility in global energy, commodity, insurance, transportation and financial markets. In particular, actual or threatened disruptions to maritime traffic through critical shipping routes, including the Strait of Hormuz, as well as broader sanctions, export restrictions, retaliatory measures, military escalation or damage to infrastructure, may increase the cost, timing and uncertainty associated with sourcing materials, manufacturing components, transporting equipment, securing specialized services and executing cross-border aspects of our business.
Our business depends on complex international supply chains, specialized industrial capabilities, regulatory coordination across jurisdictions and, over time, a closed fuel cycle strategy involving MOX fuel fabrication and the handling, transport and regulatory oversight of sensitive nuclear materials. As a result, broader geopolitical disruptions, even if not directed at our company, customers, suppliers or target markets, could delay project development, increase capital and operating costs, impair counterparties’ ability or willingness to perform, restrict access to equipment, materials or transport routes, or reduce the availability of financing and insurance on acceptable terms.
In addition, the war in Ukraine and the instability in the Middle East involving Iran have heightened public and political sensitivity to nuclear safety and security risks, particularly in light of ongoing concerns regarding the safety and security of nuclear facilities in the region. Any actual or perceived increase in the risk of a serious nuclear incident, sabotage event or radiological release, whether in Ukraine, the Middle East or elsewhere, could adversely affect public opinion, political support, regulatory attitudes and customer demand with respect to nuclear energy generally, including advanced nuclear technologies and fuel-related activities. Any of these developments could result in increased scrutiny, delays, additional regulatory requirements, reduced market acceptance or other adverse consequences that could materially adversely affect our business, prospects, financial condition, results of operations and cash flows.
We and our customers operate in a politically sensitive environment, and negative public and political perceptions of nuclear energy and radioactive materials could materially and adversely affect us, our customers, and the markets in which we operate.
Successful execution of our business model depends upon public and political support for nuclear power in the European Union, the United States, the United Kingdom, and other countries where we may seek to operate. We develop lead cooled fast reactor technology and nuclear fuel recycling capabilities that, while offering significant safety and sustainability advantages, involve technologies that are less familiar to the general public than conventional nuclear power plants. Public misunderstanding of our technology, including the use of lead coolant, fast spectrum neutron physics, and the recycling of spent nuclear fuel containing plutonium, could generate opposition even where our technology offers objective safety improvements over existing nuclear facilities.
Adverse public reaction to developments in the use of nuclear power could directly affect our customers and indirectly affect our business. Opposition by third parties, including environmental organizations, local community groups, and state or local government bodies, can delay or prevent the licensing and construction of new nuclear facilities and, in some cases, can limit the operation of nuclear facilities. Such opposition may be particularly acute for technologies perceived as novel or involving materials associated with weapons proliferation, even where such associations are technically unfounded. Some stakeholders, such as incumbents and state-controlled companies, might discredit the credentials of a private actor entering the nuclear sector. This can happen in geographies like the EU where nuclear has historically been developed and run by state-controlled companies. Such companies might receive support from certain political parties and government factions that may resist private innovation. The revival of nuclear fuel has also activated new sources of public financing (e.g., state aid, subsidies, tax credits, and, in Europe, Important Projects of Common European Interest). This may bolster the aforementioned stakeholders’ narrative against new competitors in the nuclear sector. Further, we have observed that advanced nuclear companies face heightened media scrutiny, and any regulatory delays, technical challenges, or operational incidents, whether at our facilities or at other nuclear installations globally, could be amplified in public discourse in ways that materially harm our ability to obtain necessary approvals and deploy our technology on our anticipated timeline.
Public perception of nuclear energy varies significantly by jurisdiction. While recent government policy in France, Slovakia, the United States and the United Kingdom has become more supportive of nuclear power, other jurisdictions have a less supportive stance towards nuclear energy, and policy positions may shift with changes in government or in response to external events beyond our control. As a company with operations in France, Slovakia, Italy and the United Kingdom that is seeking to expand into the United States and other markets, we face the complexity of navigating differing and potentially conflicting public and regulatory attitudes across multiple jurisdictions simultaneously.
Historical experience demonstrates that adverse public reaction to nuclear incidents can have industry wide effects. The March 2011 Fukushima Daiichi accident increased public opposition to nuclear power in several countries, resulting in policy reversals, project cancellations, early plant shutdowns, and more stringent regulatory requirements. A future incident at any nuclear facility worldwide, regardless of the technology type or relationship, if any, to our operations, could materially and adversely affect public perception of our business, reduce demand for our technology, increase our regulatory and compliance costs, delay our licensing and construction timelines, and subject us to additional liabilities and adverse claims. Additionally, journalists, trade press, financial analysts, activist investors, and other third parties, potentially including regulatory agencies with jurisdiction over our operations, may publish statements that negatively affect public or political perception of our company or our technology. We cannot control such statements or fully anticipate their effects. Adverse public opinion or negative political developments could result in increased regulatory requirements, additional costs, litigation, or legislative or regulatory changes that materially impair our ability to execute our business strategy.
Compliance with the reporting obligations under the United States securities laws and Section 404 of Sarbanes-Oxley Act requires expenditures of capital and other resources and may divert management’s attention. If we fail to comply with these reporting obligations or to maintain adequate internal controls our operations, and investors’ confidence in us, could be materially and adversely affected.
Once we are a public company, we are required to comply with the periodic reporting obligations of the Exchange Act, Sarbanes-Oxley Act and other applicable securities rules and regulations, including the preparation of annual reports, quarterly reports, and current reports. Complying with these rules and regulations could cause us to incur additional legal and financial compliance costs and make some activities more difficult, time-consuming and costly. Further, by complying with public disclosure requirements, our business and financial condition are more visible, which may result in increased threatened or actual litigation.
Any failure to maintain internal control over financial reporting could severely inhibit our ability to accurately report our financial condition or results of operations, cause us to lose investor confidence, prevent us from obtaining capital on favorable terms or at all, and subject us to sanctions or investigations by the SEC, Nasdaq or other regulatory authorities.
If we fail to meet our reporting obligations under the Exchange Act, the Sarbanes-Oxley Act and other applicable securities rules and regulations in their entirety, we could be subject to penalties under federal securities laws and regulations of Nasdaq and face lawsuits, and we will not be able to obtain independent accountant certifications required for public companies under the Sarbanes-Oxley Act.
We are subject to considering, quantifying, and protecting against information technology and cybersecurity threats that could have adverse effects, including regulatory enforcement consequences, on our business and results of operations.
In the ordinary course of business, we collect, manage, store, and transmit confidential information (including, but not limited to, intellectual property, proprietary business information, and personal information). It is critical that we do so in a secure manner to maintain the confidentiality and integrity of such confidential information. We also have outsourced elements of our operations to third parties, and as a result, we manage a number of third-party contractors who have access to our confidential information.
Despite our implementation of security measures and standard information technology (“IT”) best practices, the Company may be exposed to IT and cyber security threats, including, but not limited to the following:
•	targeted cyberattacks due to the strategic and sensitive nature of nuclear-related information;
•	state-sponsored and criminal threat actors;
•	catastrophic events impacting IT infrastructure, including power outages and physical damage;
•	insider threats, whether malicious or inadvertent;
•	human error; and
•	supply chain and third-party access vulnerabilities.
Such threats have the potential to impact the Company by:
•	causing operational disruptions that impair our ability to conduct core business activities;
•	compromising classified or sensitive nuclear design and technical information;
•	resulting in the loss or theft of intellectual property and proprietary data, thus adversely affecting our competitive advantage;
•	leading to regulatory non-compliance and potential legal, contractual, or financial penalties;
•	exposing third party classified or sensitive information, negatively impacting future business opportunities;

•	causing reputational damage and loss of stakeholder confidence; and
•	creating potential national security implications.
IT and cyber security risks represent a constant and evolving threat to the Company and are mitigated through a layered control framework, including:
•	ongoing development and enhancement of the Company’s information and cybersecurity architecture;
•	dedicated investments for specific tools and technology adoption;
•	access controls and role-based permissions;
•	network segregation and secure environments for sensitive and classified data;
•	continuous monitoring, logging, and incident detection and response capabilities;
•	cybersecurity awareness and training programs;
•	supplier assurance processes and third-party security requirements with regular audits; and
•	compliance with applicable cyber security and nuclear regulatory standards.
Our Company Board retains overall oversight of enterprise-level risks. Our Company Board delegates responsibility for the regular review of enterprise risks and governance practices to our audit and risk committee. Emerging IT and cyber security risks are monitored and reported to our audit and risk committee, which provides recommendations to the Board regarding risk status, the adequacy of existing controls, and proposed initiatives from management to strengthen risk mitigation.
Our business is subject to the risks of earthquakes, fire, floods and other natural catastrophic events, global pandemics, geopolitical instability and interruptions by man-made problems, such as network security breaches, computer viruses, sabotage or terrorism. Material disruptions of our business, facilities, supply chain or information systems resulting from these events could adversely affect our operating results.
We are vulnerable to damage and disruption from catastrophic events, such as natural disasters, global pandemics, power loss and similar unforeseen events beyond our control. Such events could disrupt our business operations, affect our offices, laboratories, development sites and other facilities, damage or delay critical infrastructure, interrupt utility or telecommunications services, restrict the availability of key personnel, impair the operations of our suppliers, contractors or other counterparties, delay construction, testing, licensing, transport or other project activities and result in regional or global economic distress, any of which may materially and adversely affect our business, financial condition, operating results and future prospects. Actual or threatened war, terrorist activities, sabotage, political unrest, civil strife and other geopolitical uncertainty could have a similar adverse effect on our business, financial condition and results of operations, particularly given the sensitive nature of the nuclear sector and the cross-border nature of our operations and supply chains.
We cannot guarantee that we are adequately protected from the effects of earthquakes, fire, floods, global pandemics, power loss, telecommunications failures, break-ins, war, riots, network security breaches, computer viruses, terrorist attacks or similar events. Any of the foregoing events may cause interruptions, damage to our property or third-party facilities on which we rely, delays in procurement, transport, manufacturing, construction or commissioning activities, breakdowns, system failures, technology platform failures or internet failures, which could result in the loss or corruption of data, malfunctions of our information systems or other operational disruptions and could adversely affect our business, financial condition and results of operations.
If a natural disaster, power outage or other event prevented us from using all or a significant portion of our headquarters or other key sites, damaged critical infrastructure, or otherwise disrupted operations for a prolonged period, it may be difficult or, in certain cases, impossible for us to continue aspects of our business for a substantial period of time. Our disaster recovery and business continuity plans may not provide adequate protection in the event of a serious disaster, prolonged disruption or similar event affecting us or critical third parties on which we rely. As a result, we may incur substantial expenses, suffer delays in executing our business plan, lose critical data or know-how, or otherwise experience harm to our business, any of which could have a material adverse effect on our business, financial condition and results of operations.

Macroeconomic Risks Relating to Our Business
We may experience a disproportionately larger impact from inflation and rising costs.
Recently, inflation has increased to its highest level in decades. Inflation has resulted in, and may continue to result in, higher interest rates and capital costs, higher shipping costs, higher material costs, supply shortages, increased costs of labor and other similar effects. Although the impact of material cost, labor, or other inflationary or economically driven factors will impact the entire nuclear and energy transition industry (including renewable sources of electricity, like solar and wind), the relative impact will not be the same across the industry, and the particular effects within the industry will depend on a number of factors, including material use, technology, design, structure of supply agreements, project management and others, which could result in significant changes to the competitiveness of our technology and our ability to construct and operate our LFRs and plants, which could have a material adverse effect on our business, financial condition and results of operations.
Uncertain global macroeconomic, trade and political conditions could materially and adversely affect our business prospects, financial condition, results of operations and cash flows.
Our results of operations and ability to execute our business plan could be materially affected by adverse global and regional economic, financial, trade and political conditions, including inflation, deflation, elevated interest rates, foreign exchange volatility, reduced availability or increased cost of capital, recessionary pressures, energy and commodity price volatility, supply chain disruptions, labor market constraints, changes in trade laws and policies, sanctions, export controls, tariffs, import restrictions and the effects of governmental initiatives to manage economic or strategic conditions. Because our business is capital-intensive, dependent on long development timelines and reliant on specialized equipment, materials, services and regulatory processes across multiple jurisdictions, these conditions may have a disproportionate effect on our business, our counterparties and our customers.
Current or potential customers may delay, reduce or cancel spending on our LFRs, plants and related services as their businesses, financing conditions or budgets are affected by inflation, higher interest rates, tighter credit markets, market volatility, geopolitical uncertainty or other adverse macroeconomic developments. In addition, our customers, suppliers, contractors and other counterparties may experience financial distress, liquidity constraints or reduced access to financing, which could impair their ability to perform their obligations to us or to proceed with projects involving our technology. The inability or unwillingness of current and potential customers to purchase or pay for our LFRs, plants and related services could adversely affect our earnings, cash flows and prospects.
Geopolitical tensions, military conflicts, sanctions, export controls and other trade restrictions also may adversely affect our business. In addition to the ongoing conflict in Ukraine and related sanctions and countermeasures, heightened tensions or conflict involving major economies or strategic regions, including in the Middle East, the Taiwan Strait, the Red Sea, the Suez Canal or the Strait of Hormuz, could disrupt global trade flows, increase freight, insurance and transportation costs, delay deliveries, limit access to key shipping routes, impair the availability of critical equipment, components, raw materials or services and increase price volatility across the supply chain. Recent filing precedents specifically call out disruptions to the Red Sea, Suez Canal and Strait of Hormuz, as well as trade tensions, sanctions and export restrictions affecting critical materials.
We may also be adversely affected by changes in national or regional industrial and trade policy, including tariffs, retaliatory tariffs, quotas, sanctions, local content requirements, foreign investment restrictions, legislation favoring domestic investment or domestic suppliers, restrictions on imports or exports of goods, technology, data or services and other protectionist or nationalistic measures. Recent SEC filing precedents use formulations covering tariffs, export controls, restrictions on rare earths and critical minerals, and governmental policies favoring domestic companies or investment. Any such measures, whether adopted in jurisdictions in which we, our suppliers or our customers operate, could increase our costs, reduce the availability of necessary materials or components, delay procurement or project execution, impair our competitiveness, limit our ability to access particular markets or counterparties or require us to modify our supply chain, sourcing or commercial strategy at significant expense.
In particular, restrictions affecting critical minerals, advanced manufacturing inputs, specialized industrial equipment, energy products, enrichment services or other strategically sensitive materials or services could adversely affect our costs, timelines and operational planning. Likewise, any escalation of geopolitical tensions or resurgence of protectionist or nationalist political agendas could result in further market disruptions, increased inflationary pressures, reduced investment confidence, greater regulatory uncertainty and lower customer willingness to commit capital to long-dated projects such as those involving our technologies.

Any of the foregoing developments could result in increased costs, reduced demand, delivery delays, project postponements, customer or supplier nonperformance, adverse effects on the availability and cost of financing, impairment of our ability to execute our strategy and other adverse consequences. As a result, uncertain global macroeconomic, trade and political conditions could materially and adversely affect our business prospects, financial condition, results of operations and cash flows.
Our cost estimates are highly sensitive to broader economic factors, and our ability to control or manage our costs may be limited.
Capital and operating costs for the deployment of any energy infrastructure are difficult to project, inherently variable and are subject to significant change based on a variety of factors including site specific factors, customer off-take requirements, regulatory oversight, operating agreements, supply chain availability, supply chain availability effects on reactor and power plant performance, inflation and other factors. Opportunities for cost reductions with subsequent deployments are similarly uncertain. While we believe our cost estimates are reasonable, they may increase significantly through design maturity, when accounting for supply chain availability, fabrication costs as we progress through the regulatory process, or as a result of other factors, including unexpected cost increases that particularly affect our LFRs and plants. To the extent cost reductions are not achieved within the expected timeframe or magnitude, our LFRs and plants may not be cost competitive with alternative technologies, which may have a material adverse effect on our business prospects, financial condition, results of operations and cash flows and could harm our reputation.
The direct and indirect impact on us and our customers from severe weather and other effects of climate change and the economic impacts of the transition to noncarbon based energy, could adversely affect our financial condition, operating results, and cash flows.
There are inherent climate-related risks wherever business is conducted. Our operations and properties, and those of our customers, may in the future be adversely impacted by flooding, wildfires, high winds, drought, and other effects of severe weather conditions that may be caused or exacerbated by climate change. These events can force us or our customers to suspend operations at impacted properties and may result in significant damage to such properties. Even if these events do not directly impact us or our customers, they may indirectly impact us and our customers through increased insurance, energy, or other costs. In addition, although the ongoing transition to non-carbon-based energy is creating significant opportunities for us and our customers, the transition also presents certain risks, including macroeconomic risks related to higher energy costs and energy shortages, among other things. These direct and indirect impacts from climate change could adversely affect our financial condition, operating results, supply chain and cash flows.
The ongoing transition to non-carbon based energy also presents certain risks, including macroeconomic risks related to higher energy costs and energy shortages, among other things, which may also impact us directly or indirectly, such as through our supply chain. The speed and direction of the energy transition are also uncertain and subject to various competing pressures, including as a result of political, market, and other forces. If policymakers or the market coalesce around alternative energy technologies—such as renewables with battery storage, hydrogen, geothermal, or fossil fuels with carbon capture—such trend may adversely impact our ability to capture benefits associated with the energy transition.
The occurrence of adverse events, cancellations of significant projects, delays in project timelines, adjustments in cost structures, and other negative developments announced by competitors could have an impact on our operations, financial performance, and future prospects.
The occurrence of newsworthy events in the nuclear industry as a whole, including, but not limited to, the delay of major projects, inflated cost adjustments, fluctuations in product pricing strategies, cancellations of public offerings, customer withdrawals, or disruptions in supply chain may adversely affect our business in several ways, including:
•
Negative news or events associated with industry peers may lead to decreased investor confidence in the sector, which could impact the broader stock market performance of companies operating within the industry, including newcleo. This could result in fluctuations or declines in our stock price irrespective of our internal performance.

•
Adverse events in competitor firms may alter the competitive landscape, affecting market share dynamics, pricing strategies, and overall positioning within the industry. This could impact our ability to retain or expand our market presence.

•
Changes in market dynamics influenced by competitors’ actions, such as inflated cost adjustments or potential cancellations, could have ripple effects on our financial stability and profitability, influencing our financial metrics and potentially impacting investor perceptions.

Accidents or incidents involving the mishandling of nuclear materials at any nuclear facility in the world can have an impact on other nuclear facilities around the world in terms of public acceptance, political pressures, and regulatory requirements and scrutiny. For example, the March 2011 accident at the Fukushima Daiichi plant in Japan resulted in millions of dollars in additional regulatory reviews and requirements for U.S. nuclear power plants. As a result of the Fukushima accident, some countries that were considering launching new domestic nuclear power programs delayed or cancelled the preparatory activities they were planning to undertake as part of such programs. There is no guarantee that we will be insulated from the adverse effects of such events and the occurrence of any of these events could negatively impact our business operations and financial condition.
Our expectations regarding changes in the sustainability industry may not materialize to the extent we expect, or at all.
We operate within the broadly-defined sustainability industry, which focuses on renewable energy (specifically, solar and wind, energy storage and other decarbonization technologies), resource optimization (including energy efficiency and digitization), environmental services (including waste management, pollution control and recycling) and grid infrastructure (technologies to support an aging and intermittent grid). We expect favorable changes and growth in the sustainability industry based on certain macroeconomic and social trends as well as certain assumptions. These macroeconomic and social trends and assumptions relate to, among other things, population growth, increased government spending in the sustainability industry, increased regulatory requirements and increased focus on environmental, social, and governance practices and business models. No assurance can be given that these trends and assumptions, or that our expectations surrounding the sustainability industry, will be accurate. Further, unanticipated events and circumstances may occur and change the outlook surrounding the sustainability industry in material ways.
There is ongoing scrutiny from investors, customers, policymakers and other stakeholders regarding companies’ consideration and management of climate change, human capital, and various other environmental and social matters. We from time to time engage in various initiatives (including disclosures) to address such matters and related stakeholder expectations; however, such initiatives entail costs and may not have the desired effect. Methodologies, standards, and data associated with sustainability disclosures are often complex and continuing to evolve. As with other companies, our approach to such matters is also expected to evolve, and we cannot guarantee that our approach will align with the expectations or preferences of any particular stakeholder. For example, in some instances, companies have been subject to accusations of greenwashing due to alleged deficiencies in disclosure, methodology, or actions. Additionally, in some instances, such stakeholders have different, or even conflicting, expectations, which can increase the cost and complexity of response. Failure to successfully navigate such expectations (including any regulatory requirements) may result in reputational harm, loss of customers or contracts, engagement from regulators or capital providers, or other adverse impacts to our business. Certain of our suppliers, customers, and other stakeholders are also subject to similar expectations, which may result in new or greater risks, including risks that may not currently be known to us.
Accordingly, our expectations of growth in the sustainability industry may occur to a different extent or at a different time, or may not occur at all. If our expectations surrounding certain favorable changes in the sustainability industry do not occur to the degree that we expect, or at all, our ability to consummate the business combination may be hindered or delayed.
The cost of electricity generated from our reactors may not be cost competitive with other sources of electricity or other low-carbon energy solutions in some markets, which could materially and adversely affect our business.
Electricity markets in the jurisdictions in which we operate or may operate are heavily regulated and vary significantly by country and region. Depending on the market, revenues for electricity generation may depend on a combination of wholesale power prices, long-term off-take arrangements, power purchase agreements, regulated arrangements, contracts for difference, capacity mechanisms or other market-based or governmental support frameworks. The European Commission notes that EU electricity market rules include capacity mechanisms and that the market design reform introduced changes to those rules, and the U.K. government similarly describes the Contracts for Difference scheme and Capacity Market as central mechanisms for supporting low-carbon generation and security of supply in Great Britain.
As a result of competitive pressures, some electricity markets may experience low or volatile power prices at certain times due to a combination of subsidized generating resources, competitors with low-cost or no-fuel-cost energy sources, market design features, grid congestion, curtailment, or regulatory and pricing mechanisms that do not fully value reliability, dispatchability, fuel security, carbon attributes or other characteristics that our technology is intended to provide. In addition, if our customers rely on long-term arrangements or support mechanisms to make projects bankable, there can be no assurance that such arrangements or mechanisms will be available in the relevant jurisdiction, that our projects or our customers’

projects will qualify for them, or that they will be available on terms sufficient to support deployment of our technology. The IEA has noted that long-term off-take contracts can provide revenue certainty and reduce financing costs, underscoring the importance of such arrangements for capital-intensive generation projects.
Even in markets that compensate reliable capacity or other system services, there can be no assurance that electricity generated from our reactors will be sufficiently cost competitive, or that the value of low-carbon, firm or dispatchable generation will be sufficiently recognized, for our customers or prospective customers to proceed with projects involving our technology. Our competitiveness may also be adversely affected if alternative technologies, including renewable generation paired with storage, incumbent nuclear generation, gas-fired generation, interconnection-supported imports or other energy solutions, are able to offer lower prices, shorter development timelines, lower perceived execution risk or more favorable financing or support arrangements.
Given the capital intensity, long development timelines and regulatory complexity associated with our business, any failure of our reactors to provide competitively priced electricity, or to obtain adequate long-term revenue support or commercial arrangements, could delay customer investment decisions, reduce demand for our technology, impair project economics and materially and adversely affect our business, financial condition, results of operations and prospects.
Our reactors, fuel cycle activities and related projects may not qualify, or may not continue to qualify, as low-carbon, sustainable or otherwise eligible activities under applicable regulatory, financing or incentive frameworks, which could adversely affect demand for our technology and access to capital.
While electricity generated by nuclear energy is generally treated as having low life-cycle greenhouse gas emissions under certain frameworks, eligibility under sustainability, taxonomy, transition-finance or other regulatory or incentive regimes may depend on a broader set of criteria, including lifecycle emissions methodologies, safety and waste-management requirements, environmental objectives other than climate, technical screening criteria, verification requirements and evolving legal or policy interpretations. In the European Union, for example, nuclear activities are included in the EU Taxonomy only under strict conditions, including life-cycle GHG thresholds, independent verification and compliance with specified safety, waste and environmental criteria. Accordingly, even if our reactors generate little or no direct air emissions during operation, we cannot assure you that we or our customers will qualify, or continue to qualify, for favorable treatment under emissions-based, sustainability-based or other climate-related regulatory, financing or incentive frameworks in relevant jurisdictions. Any failure to qualify, or any narrowing, repeal or reinterpretation of such frameworks, could reduce access to financing, increase costs, reduce customer demand or otherwise adversely affect our business.
Risks Relating to Compliance with Law, Government Regulation and Litigation
Our operations involve hazardous materials and highly technical processes, requiring strict compliance with safety procedures, guidelines, and regulatory requirements. Any failure of the measures we have implemented to address potential issues related to our operations could adversely affect our business.
Our operations involve hazardous radioactive materials, including plutonium-bearing materials, and highly technical, high-consequence processes, including MOX fuel fabrication, storage, handling, transport and related activities. These operations require strict compliance with detailed safety procedures, operational controls and regulatory requirements. For example, before certain maintenance, glovebox, fuel transfer or other sensitive operations may begin, personnel must be accounted for and confirmed to be outside designated hazard zones, radiation levels and the status of relevant safety systems must be verified, required safety documentation, permits and operational authorizations must be completed, and critical instructions must be communicated through designated channels using closed-loop confirmation protocols. Our operations also depend on the proper functioning and use of physical and administrative controls, including access controls, fixed and portable radiation monitors, ventilation systems, alarm networks, safety interlocks, emergency shutdown systems, remote handling tools, protective equipment, certified containers and storage systems, material accountability controls and approved transport arrangements.
In addition, our operations require that MOX fuel pellets, rods and assemblies be handled, modified, stored and transported only in accordance with approved procedures and within designated facilities, using appropriate containment, shielding, monitoring and other safeguards. Certain activities may only be conducted in engineered containment areas and with formal authorization, and our monitoring and safety interlock systems are intended to remain continuously operational, subject to approved maintenance procedures and redundant protections. We also rely on detailed documentation, audit trails, inspections, training, drills and supervisory oversight to reduce the risk of oversight, miscommunication, unauthorized activity, contamination, equipment failure or other operational errors.
The effectiveness of these policies, procedures and systems depends on their proper design, implementation, consistent application and ongoing review, as well as on personnel training, judgment and adherence to protocol.

Because our activities involve complex equipment and materials and are carried out in a high-consequence environment, failures or deficiencies in any of these controls, including human error, inadequate communication, unauthorized or improperly documented activities, malfunction or override of radiation monitoring or safety interlock systems, failure to detect unsafe conditions, improper handling, storage or transport of MOX fuel or other radioactive materials, or failures by employees, contractors or counterparties to follow applicable procedures, could result in radiation exposure, contamination, criticality risks, unintended releases, injury or loss of life, property or environmental damage, damage to equipment, operational interruptions, delays, increased costs, tort or other liability, regulatory scrutiny and other adverse consequences.
We cannot guarantee that our safety procedures and guidelines will be effective in all circumstances, that they will operate as intended or that they will detect or prevent all potential future issues. Any actual or perceived failure of our safety practices or systems could result in significant reputational harm, reduced demand for our technology, increased regulatory and compliance burdens, delays in development or deployment, additional liabilities and adverse claims, and could materially and adversely affect our business, prospects, financial condition and results of operations.
The nature of our business requires us to interact with various governmental entities, making us subject to the policies, priorities, regulations, mandates and funding levels of such governmental entities and we may be negatively or positively impacted by any change thereto.
We are subject to a wide variety of laws and regulations in France, Italy, Slovakia, the United States, the United Kingdom, Switzerland and other jurisdictions in which we operate, relating to various aspects of our business, including, but not limited to, with respect to the use, transport, storage, management and possession of radioactive materials; design, manufacture, operations, marketing, licensing and export of nuclear technologies; employment and labor; tax; data security of the operational and information technology we use; the United States Foreign Corrupt Practices Act and other applicable anti-bribery laws; health and safety; zoning and environmental issues. All of our facilities and projects are subject to various regulations regarding matters such as human health and safety, including, among others, wastewater, stormwater, air emissions, investigation and cleanup of contaminated sites, and storage of hazardous materials, including petroleum. We must also comply with the Occupational Safety and Health Act (OSHA). Laws and regulations at the foreign, federal, state and local levels may change and may be interpreted in different ways, especially in relation to new and emerging industries, and we cannot always reasonably predict the impact from, or the ultimate cost of compliance with, current or future regulatory or administrative changes. While we monitor these developments and devote a significant amount of management’s time and external resources towards compliance with these laws, regulations, and guidelines, we cannot guarantee that these measures will be satisfactory to regulators or other third parties, such as our customers, who may also be subject to extensive government regulation.
We may need to expend substantial efforts to comply with new and changing laws and regulations, which may result in increased general and administrative expenses and a diversion of management time and attention. Moreover, changes in law or the interpretation of existing laws, the imposition of new or additional regulations or the enactment of any new or more stringent legislation that impacts our business could require us to change the way we operate and could have a material adverse effect on our sales, profitability, cash flows, financial condition, and lead to regulatory delays that could impact our ability to obtain licenses, certificates, authorizations, permits, certifications from regulatory agencies and/or any other type of regulatory approval. In addition, the discrepancies in compliance requirements across jurisdictions may require us to expend additional resources to provide bespoken products and services tailored for each jurisdiction, which may increase our costs and reduce our margins from scale and experience.
Failure to comply with these laws and regulations may result in civil and criminal penalties or private lawsuits, or the suspension or revocation of those regulatory approvals, which would prevent us from operating our business. With respect to our LFRs and plants, we require regulatory approval from regulators to construct and operate the facilities, and any additional local and state permitting requirements, as needed. Failure to comply with these laws and regulations, obtain the required regulatory approvals, or receive exemptions from such regulations, as needed, could result in regulatory enforcement, violations, fines, penalties, or the inability to operate our commercial deployments. Any delays in regulatory approvals could also adversely affect our ability to meet construction and operation timelines and thereby affect our financial performance.
Our LFRs and plants are subject to regulations in all jurisdictions related to nuclear safety, environmental, health and safety and financial qualification, among other requirements. Regulatory approvals, such as, but not limited to, design and licensing approvals, construction permits and operating licenses issued by regulators, are necessary for us to construct and operate our LFRs and plants. Our plans to construct, market, sell and operate these LFRs and plants rely on timely receipt of such regulatory approvals. Such regulatory approval processes may be subject to change, can be technically challenging to address, may result in the imposition of conditions that impact the financial viability of our facilities, and may also provide opportunities for third parties to lodge objections, file petitions against the licensing of our facilities or seek more stringent requirements for our products that, in each case, could hinder or prevent developments of our projects.
Over the past several years, the U.S. Congress has enacted laws that aim to put nuclear energy on a level playing field with respect to government incentives, tax credits, and other financial instruments to make nuclear energy more economically competitive with other energy sources. These incentives have been signed into law through the Infrastructure Investment and Jobs Act and the One Big Beautiful Bill Act. The benefits of these government financial tools are incorporated into our business model and that of our customers. The benefit from these subsidies is subject to cancellations and sunsets or changes to sunset provisions by both Congress and the current administration. The impact of changes to these financial benefits could materially impact the demand for our products.
Licensing and other regulatory pathways applicable to our reactor technology and fuel cycle activities are evolving and may be longer, more costly, more iterative and less predictable than we currently expect.
The regulatory regimes applicable to advanced reactors and associated fuel cycle activities are still developing in a number of relevant jurisdictions and, in many cases, have not been applied to technologies or deployment models such as ours at commercial scale. Regulatory authorities may require us to provide additional information, revise safety cases, modify aspects of our design, licensing strategy, fuel qualification approach, project scope, siting assumptions or deployment sequencing, or satisfy new or evolving requirements relating to safety, security, transport, waste management, environmental matters or non-proliferation.
Even where developers engage extensively with regulators through pre-application processes, technical dialogues, pilot programs or other early-stage interactions, the scope, timing and outcome of formal regulatory review remain uncertain and subject to regulatory discretion. Accordingly, our current expectations regarding licensing milestones, project timing, resource allocation and commercial rollout may prove incorrect.
Any material delay, change in scope or increase in the complexity or cost of regulatory compliance could postpone commercialization, require additional capital, delay or prevent project development, reduce the attractiveness of our technology to customers or partners and materially adversely affect our business, prospects, financial condition and results of operations.
Our LFRs, LFR plants and MOX fuel manufacturing plants will be highly regulated by U.S. and foreign regulators.
Our LFRs, LFR plants and MOX fuel manufacturing plants will be subject to licensing, permitting and additional regulatory approvals throughout the entire lifecycle of the applicable nuclear installation, including during siting, design, construction, operation and decommissioning, by U.S. federal, state and local government agencies and regulatory bodies, as well as government agencies and regulatory bodies in all other jurisdictions in which we may operate. Regulators may subject us to specific clearance, regulatory processes and public or administrative hearing processes, which may delay or prevent the issuance of required regulatory authorizations, including permits or licenses, for our LFRs, LFR plants and MOX fuel manufacturing plants. Additionally, any facilities, commercial or otherwise, that may be located on federally owned land may incur additional oversight from the relevant regulatory agency. Federal, state or other local jurisdictions may also have, or could elect to develop, regulations specific to the siting, construction, operation and decommissioning, including radioactive waste management, of commercial nuclear facilities or the transportation of radioactive materials, which could impact our deployment timelines and business model. Exports to countries where we do not operate may require cooperation from the relevant governments and international organizations, and may result in shortages and delays if not accomplished within the assumed timeline or budget. Additionally, we may require approvals from governments and international organizations to import certain materials and components that are predominantly produced outside of the relevant country.
We must obtain governmental licenses to transport, possess and use radioactive materials in our LFR plants and MOX fuel manufacturing plants. These licenses are generally granted as part of operations licensing, but failure to obtain or maintain, or delays in obtaining, such licenses could impact our ability to develop, commercialize or support the deployment of our LFRs and MOX fuel for our customers and have a material adverse effect on our business prospects, financial condition, results of operations and cash flows.
Many regulators have not yet established an oversight program for advanced reactors and therefore it is unclear what level and scope oversight such regulators may establish to implement during power operations. The implementation of such oversight programs could substantially affect newcleo’s operation of its plants.

Certain regulatory agencies have authority to impose regulatory hold points, delays, civil penalties (the maximum amount of which is adjusted annually to account for inflation) or additional requirements and to order cessation of operations for violations of these requirements. Penalties under such regulations and applicable agency guidelines could include substantial fines, imposition of additional requirements, or withdrawal or suspension of licenses or certificates and criminal penalties. Any penalties imposed on us could adversely affect our results of operations and liquidity.
Our operations and business plans could be significantly impacted by changes in federal, state, and local government policies and priorities.
The current environment of political support for advanced nuclear power technologies could change. Changes in support, in policies, or in priorities by politicians could have impacts on the leadership at regulatory agencies that affect policy related to nuclear power. Each of these agencies themselves may experience changes in policies and priorities which impact our operations and business plans. Federal, state, and local policies and priorities could affect regulatory oversight, supply chain availability, tax and other financial incentives or costs, availability of financing, labor force initiatives or restrictions, and many other possible areas.
Regulators also have the authority to issue new regulatory requirements or to change existing requirements. Changes to the regulatory requirements, could require us to incur additional expenses to retrofit any of our plants to bring them into compliance or otherwise adversely affect our results of operations and financial condition.
Additionally, changes in government policies and priorities can impact our nuclear operations. These could include changes in interpretations of regulatory requirements, increased inspection or enforcement activities, changes in budgetary priorities, changes in tax laws and regulations and other government actions or inaction. Any of these agencies may have the authority to impose civil penalties and additional requirements, which could adversely affect our results of operations.
Changes in governmental agency budgets as well as staffing shortages at national laboratories and other governmental agencies may lengthen our estimated timelines for regulatory approval and construction.
Certain of our plants may be dependent upon various regulatory approvals. Government agency budgets and staffing are driven by the priorities of leadership at federal agencies as well as policy makers. Changes in governmental agency budgets, personnel, and any resulting staffing shortages may delay our plants and delay or prevent the issuance of required regulatory approvals (e.g., permits or licenses) for our plants.
The U.S. government’s budget deficit and the national debt, as well as any inability of the U.S. government to complete its budget or appropriations process for any government fiscal year could have an adverse impact on our business, financial condition, results of operations and cash flows.
The U.S. government’s budget deficit and the national debt, along with any negotiated resolution to increase or suspend the so-called debt ceiling, as well as any inability of the U.S. government to complete its budget process for any government fiscal year and consequently having to shut down or operate on funding levels equivalent to its prior fiscal year pursuant to a “continuing resolution,” could have an adverse impact on our business, financial condition, results of operations and cash flows.
Uncertainty will continue to exist regarding how future budget and program decisions will unfold, including the energy spending priorities of the U.S. government, what challenges budget reductions will present for the energy industry and whether annual appropriations bills for all agencies will be enacted for U.S. government fiscal 2026 and thereafter. Some of the changes in the political environment, include a change to the leadership within the current administration, and any resulting uncertainty or changes in policy or priorities and resultant funding. There can be no assurance that increases in funding we may currently experience will continue, and any plateau or reduction in funding for our programs could adversely affect our ability to execute our strategy, meet milestones, and achieve projected financial results. The U.S. government’s budget deficit and the national debt could have an adverse impact on our business, financial condition, results of operations and cash flows in a number of ways, including the following:
•
the U.S. government could reduce or delay its spending on, reprioritize its spending away from, or decline to provide funding for the government programs in which we participate, or fail to increase funding as anticipated; and

•	U.S. government spending could be impacted by arrangements similar in effect to sequestration, which increases the uncertainty as to U.S. government spending priorities and levels.

Other contributing factors that could impact the company’s financial situation are rising interest rates as more U.S. government spending must be appropriated to servicing the national debt or the potential impact of tariffs on our supply chain. Budget and program decisions made in this environment would have long-term implications for us and the entire nuclear energy industry.
We may pursue government awards involving cost-share related to our R&D work, which could be affected by our failure to comply with certain laws and regulations.
From time to time, we may pursue government funds under grants and cooperative agreements, in which case we would be required to comply with various statutes and regulations applicable to entities that perform awards in support of government entities. We must also comply with various national policy requirements that are prescribed by the respective statute and regulations. Our performance under any government awards and our compliance with the terms of those awards and applicable laws and regulations would be subject to periodic audit, review, and investigation by various agencies of the respective government. Compliance with these laws and regulations may affect how we do business and may impose added costs on our business. Failure to comply may also lead to civil or criminal penalties, including whole or partial suspension or termination of any government awards, and/or suspension or debarment from contracting with the respective agencies.
In addition, the U.S. government adopts new laws, rules, and regulations from time to time that could have a material impact on our results of operations. Adverse developments in legal or regulatory proceedings on matters relating to, among other things, cost accounting practices and compliance, contract interpretations and statute of limitations, could also result in materially adverse judgments, settlements, withheld payments, penalties, or other unfavorable outcomes.
Our performance under our U.S. government contracts and our compliance with the terms of those contracts and applicable laws and regulations are subject to periodic audit, review, and investigation by various agencies of the U.S. government, and the current environment has led to increased regulatory scrutiny and sanctions for non-compliance by such agencies generally. In addition, from time to time we may report potential or actual violations of applicable laws and regulations to the relevant governmental authority. Any such report of a potential or actual violation of applicable laws or regulations could lead to an audit, review, or investigation by the relevant agencies of the U.S. government. If such an audit, review, or investigation uncovers a violation of a law or regulation, or improper or illegal activities relating to our U.S. government contracts, we may be subject to civil or criminal penalties or administrative sanctions, including the termination of contracts, forfeiture of profits, the triggering of price reduction clauses, withholding or suspension of payments, fines and suspension, or debarment from contracting with U.S. government agencies. Such penalties and sanctions are not uncommon in the industry, and there is inherent uncertainty as to the outcome of any particular audit, review, or investigation. If we incur a material penalty or administrative sanction or otherwise suffer harm to our reputation, our profitability, cash position, and future prospects could be materially and adversely affected.
Further, if the U.S. government were to initiate suspension or debarment proceedings against us or if we are indicted for or convicted of illegal activities relating to our U.S. government contracts following an audit, review, or investigation, we may lose our ability to be awarded contracts in the future or receive renewals of existing contracts for a period of time which could materially and adversely affect our results of operations or financial condition. We could also suffer harm to our reputation if allegations of impropriety were made against us, which would impair our ability to win awards of contracts in the future or receive renewals of existing contracts.
Our business is subject to stringent import and export control laws and regulations. Unfavorable changes in these laws and regulations or government licensing policies, our failure to secure timely government authorizations under these laws and regulations, or our failure to comply with these laws and regulations could have a material adverse effect on the company and our ability to expand and thereby affect our business prospects, financial condition, results of operations and cash flows.
The inability to secure and maintain required export licenses or authorizations could negatively impact our ability to compete successfully or market, license, develop, construct or operate our LFRs, LFR plants and MOX fuel manufacturing plants. For example, because certain of our activities, personnel, technology, technical data, know-how and facilities are located in France or otherwise subject to French and other applicable export control regimes, we may be required to obtain licenses or other governmental authorizations from French authorities before exporting, transferring or sharing nuclear technology, including MOX technology, related data, software, technical assistance, hardware or components with customers, collaborators, suppliers, affiliates or other third parties located outside France. We have certain export license applications pending in France and may be required to obtain additional export licenses or other authorizations in France, the United States or other jurisdictions in the future. There can be no assurance that any such licenses or authorizations will be granted on a timely basis, on acceptable terms or at all, and any delay, denial, limitation, conditioning, suspension or revocation of such licenses or authorizations could prevent or delay our ability to export technology or equipment, enter into or perform commercial arrangements, collaborate with partners, serve customers in particular jurisdictions or execute our project development, construction and operating timelines.
In addition, to the extent our activities involve access to, transfer of or collaboration involving restricted or otherwise controlled nuclear-related information, including information treated as “restricted data” under applicable nuclear regulatory regimes, we may be required to obtain additional governmental approvals or enter into and comply with additional governmental agreements or other arrangements, and any failure to do so could limit our ability to pursue certain projects, commercial arrangements or collaborations.
Failure to comply with import and export control laws and regulations could expose us to civil or criminal penalties, fines, investigations, audits, more onerous compliance requirements, loss of export privileges, debarment from government contracts, limitations on our ability to enter into contracts with government entities, reputational harm or delays to our construction and operation timelines. Any changes in export control regulations or government licensing policy, including changes affecting nuclear technology, MOX technology, controlled technical data, specific destination countries or dealings with particular counterparties, may restrict our market size, increase compliance costs, limit the jurisdictions in which we may operate or delay our ability to generate revenues from our products, services or licensing arrangements.
Changes in international trade policies, tariffs and treaties affecting imports and exports may have a material adverse effect on our performance or business prospects.
Our business depends on the cross-border movement of materials, components, equipment, technology, software and services that may be subject to tariffs, customs duties, trade restrictions, export controls, import requirements, sanctions, nuclear cooperation arrangements and other governmental approvals. In the nuclear sector, exports and, in many cases, imports of relevant goods, technologies and technical data are subject to licensing and regulatory controls in multiple jurisdictions. As a result, our business may be adversely affected not only by changes in tariffs and trade policy, but also by delays in obtaining, maintaining or renewing required export licenses, import authorizations or other governmental approvals, as well as by changes in the scope, interpretation or administration of applicable trade, customs or export control regimes. Certain items relevant to our business may only be exported, imported, transferred or disclosed to foreign persons pursuant to specific governmental licenses, authorizations or other approvals, and any failure to obtain or maintain such approvals on a timely basis could materially disrupt our operations and development timelines.
There have recently been significant changes to international trade policies and tariffs affecting imports and exports. Any significant increases in tariffs on raw materials or supplied components for our reactors could materially and negatively affect our cost estimates, project economics, performance or business prospects. In addition, because exports and imports in the nuclear sector are typically subject to export licenses, import authorizations and other governmental approvals, any delay in obtaining, maintaining or renewing such licenses, authorizations or approvals, or any changes in applicable legal or regulatory requirements affecting cross-border nuclear-related trade, could materially and negatively affect our cost estimates, project economics, performance or business prospects.
Recently, the United States has implemented a range of new tariffs and increases to existing tariffs. In response to the tariffs announced by the United States, other countries have imposed, are considering imposing, and may in the future impose new or increased tariffs or other trade restrictions on certain exports from the United States. There is currently significant uncertainty about the future relationship between the United States and other countries with respect to trade policies, taxes, government regulations, export and import licensing requirements and tariffs, and we cannot predict whether, and to what extent, current tariffs , licensing requirements or trade policies will continue or change in the future. The potential for future tariffs , licensing delays, additional approval requirements or trade actions creates additional uncertainty in our cost projections and could adversely affect our competitiveness, margins and financial results.
We may become involved in litigation that may materially adversely affect us.
From time to time, we may become involved in various legal proceedings relating to matters incidental to the ordinary course of our business, including intellectual property, commercial, product liability, employment, class action, whistleblower, personal injury, property damage, and other litigation and claims, and governmental and other regulatory investigations and proceedings. Such matters can be time-consuming, divert management’s attention and resources from the operation of our business and cause us to incur significant expenses or liability or require us to change our business practices. Because of the potential risks, expenses, and uncertainties of litigation, from time to time, we may settle disputes, even where we believe that we have meritorious claims or defenses. Because litigation is inherently unpredictable, we cannot assure you that the results of any of these actions will not have a material adverse effect on our business.
Our failure to timely and effectively implement controls and procedures required by Section 404(a) of the Sarbanes-Oxley Act that will be applicable to us after the business combination is consummated could negatively impact our business.
We are not currently subject to Section 404 of the Sarbanes-Oxley Act. However, following the consummation of the Business Combination, we will be required to provide management’s attestation on internal controls. The standards required for a public company under Section 404(a) of the Sarbanes-Oxley Act are significantly more stringent than those required of us as a privately held company. The process of designing and implementing internal control over financial reporting required to comply with the disclosure and attestation requirements of Section 404 of the Sarbanes-Oxley Act will be time consuming and costly. Management may not be able to effectively and timely implement controls and procedures that adequately respond to the increased regulatory compliance and reporting requirements that will be applicable after the business combination. If we fail to comply with these reporting obligations or to maintain adequate internal controls, our operations, and investors’ confidence in us, could be materially and adversely affected.
If our management is unable to conclude that we have effective internal control over financial reporting, or to certify the effectiveness of such controls, and our independent registered public accounting firm cannot render an unqualified opinion on management’s assessment and the effectiveness of our internal control over financial reporting at such time as it is required to do so, and significant deficiencies or material weaknesses in our internal control over financial reporting are identified, we could be subject to regulatory scrutiny, a loss of public and investor confidence, and to litigation from investors and shareholders, which could have a material adverse effect on our business and our stock price. In addition, if we do not maintain adequate financial and management personnel, processes, and controls, we may not be able to manage our business effectively or accurately report our financial performance on a timely basis, which could cause a decline in our ordinary share price and adversely affect our business, financial condition, and results of operations. Failure to comply with the Sarbanes-Oxley Act could potentially subject us to litigations, sanctions or investigations by the SEC, the exchange upon which our securities are listed or other regulatory authorities, which would require additional financial and management resources.
Our customers could incur substantial costs as a result of violations of, or liabilities under, environmental laws.
The operations and properties of our customers are subject to a variety of environmental, health and safety laws and regulations governing, among other things, air emissions, wastewater discharges, management and disposal of hazardous, non-hazardous and radioactive materials and waste and remediation of releases of hazardous materials. Part of our business plan is to design and sell our LFR technology, LFR plant designs and MOX fuel manufacturing plant technologies and designs, and to supply key components and services, allowing our customers or other third-party owners to own and operate LFR plants and, where applicable, MOX fuel manufacturing plants themselves. Accordingly, we must design our LFRs, LFR plants and MOX fuel manufacturing plants so that they are capable of complying with such laws and regulations.
Compliance with environmental requirements could require us and/or our customers to incur significant expenditures or result in significant restrictions on the construction, commissioning or operation of LFR plants and MOX fuel manufacturing plants. The failure to comply with such laws and regulations, including failure to obtain any necessary permits, could result in substantial fines or enforcement actions, including regulatory or judicial orders enjoining or curtailing operations or requiring us and/or our customers to conduct or fund remedial or corrective measures, install pollution control equipment or perform other actions. More vigorous enforcement by regulatory agencies, the future enactment of more stringent laws, regulations or permit requirements, including relating to climate change, or other unanticipated events may arise in the future and adversely impact the market for, or customer demand for, our LFRs, LFR plants, MOX fuel, MOX fuel manufacturing plants, components or related services, which could materially and adversely affect our business, financial condition and results of operations.

We are subject to laws and regulations governing the use, transportation, and disposal of toxic, hazardous and/or radioactive materials. Failure to comply with these laws and regulations could result in substantial fines and/or enforcement actions.
Our operations are subject to a variety of international, federal, state, local and other environmental, health and safety laws and regulations governing, among other things, air emissions, wastewater discharges, the use, storage, handling, transportation, management and disposal of hazardous, non-hazardous and radioactive materials and waste, remediation of releases of hazardous materials, site contamination, decommissioning, licensing, permitting and operational approvals. These laws and regulations are complex, may differ significantly across jurisdictions and continue to evolve and, in many cases, have become more stringent over time.
Under applicable laws and regulations, a current or former owner or operator of real property may be liable for costs to investigate and remediate contamination resulting from the presence or release of hazardous substances, wastes or petroleum products. Such liability may be strict, joint and several, and may attach whether or not the owner or operator knew of or caused such contamination. The costs associated with remediating contamination could be substantial. Moreover, the presence of contamination may expose us to third-party claims for property damage, personal injury or bodily injury, subject our properties to liens in favor of the government for damages and cleanup costs, impose restrictions on the manner in which we use our properties, and materially adversely affect our ability to sell, lease, insure or develop our properties. We also may be liable for costs associated with investigating or remediating third-party disposal or treatment sites to which we or our counterparties arranged for the disposal, treatment or transport of hazardous substances or radioactive materials, without regard to whether such activities occurred in compliance with environmental laws. These matters could have an adverse effect on our financial condition.
Compliance with applicable laws and regulations governing plutonium-bearing materials and MOX fuel requires us to adhere to complex and demanding operational, storage and transport requirements. For example, only approved containers and storage facilities designed and certified for plutonium-bearing materials may be used, and MOX fuel must be stored and transported using certified containers, casks, facilities and procedures intended to provide shielding, containment, security and material accountability. In addition, transport activities may require route planning, security measures, documentation, inspections, coordination with regulatory authorities and real-time monitoring, and access to certain storage or processing areas may depend on verification that radiation levels and relevant safety systems meet applicable operational requirements. These requirements are costly and time-consuming and depend on the continued effectiveness of our systems, personnel, contractors and counterparties. Any failure, delay or deficiency in meeting these requirements could expose us to regulatory violations, operational disruptions, fines, enforcement actions and other material liabilities.
Additionally, we may be responsible for decommissioning facilities where we conduct, or previously conducted, commercial or licensed operations. Activities of our contractors, suppliers, carriers or other counterparties similarly may involve toxic, hazardous and radioactive materials, and we may be liable contractually, or under applicable law, to contribute to remedy damages, releases, contamination events or other costs arising from such activities. We also may incur significant costs to obtain, maintain or modify licenses, permits, authorizations and approvals necessary for our operations, and any failure to do so could delay, curtail or prevent our activities.
Further, we cannot guarantee that our compliance efforts will be effective in all circumstances, that our systems and procedures will operate as intended or that they will detect or prevent all potential future issues. If we fail to comply with international, federal, state, local or other environmental, health and safety conventions, treaties, requirements, laws or regulations, including by failing to obtain or maintain any necessary licenses, permits, authorizations or approvals, we could be subject to investigations, enforcement actions, fines, penalties, injunctions, operational restrictions, permit suspensions or revocations, civil or criminal liability, litigation or requirements to stop or curtail operations or conduct or fund remedial or corrective measures. We may also be required to make additional investments in safety-related improvements or take other costly actions. The enactment of more stringent laws, regulations or permit requirements, or the occurrence of other unanticipated events, could adversely impact our operations and the market for our products, which could materially and adversely affect our business, financial condition and results of operations.
We will seek to cover gaps in nuclear liability coverage in our contracts, but such coverage may not always be possible, and such liability could materially and adversely affect our business, results of operations and financial condition.
We will seek to cover gaps in nuclear liability coverage in our contracts, but such coverage may not always be possible. The costs of defending a claim arising out of a nuclear incident or precautionary evacuation not otherwise covered by insurance or an indemnity, and any damages awarded as a result of such claim, could adversely affect our business prospects, financial conditions, results of operations and cash flows. Prospective future customers may also require that we comply with their own unique requirements relating to their compliance with policies, priorities, regulations, controls, and mandates, including provision of data and related assurance for environmental, social, and governance related standards or goals, and such compliance may add cost and timeline uncertainty or risk.
In the United States, the nuclear liability law codified at 42 U.S.C. 2210 and implementing NRC regulations at 10 C.F.R. Part 140 require certain licensees (such as operators of nuclear reactors, like newcleo) to maintain financial protection that provides robust coverage for third-party offsite damages caused by a nuclear incident or a precautionary evacuation due to a possible or actual nuclear incident, thus economically channeling liability for such damages to these licensees. Outside of the United States, where international nuclear liability conventions and national nuclear liability laws apply, they generally channel liability for offsite nuclear damage to the nuclear reactor operator and require financial sureties established pursuant to the established liability limits. In all jurisdictions which subscribe to international nuclear liability principles (essentially, all countries with operating nuclear reactors and many with research reactors), operator liability for offsite nuclear damage is covered by mandatory insurance or government indemnities or financial sureties. However, if we were to operate in a country that does not have a nuclear liability regime or one where the regime does not meet international nuclear liability standards, we could be financially liable for damages arising from nuclear incidents or evacuation, which could have an adverse effect on our business prospects, financial conditions, results of operations and cash flows. Further, there is no international nuclear liability regime that covers every jurisdiction and thus gaps exist where we could be liable for transboundary nuclear damage in countries that are not party to a nuclear liability treaty.
Most international nuclear liability conventions and national domestic nuclear liability laws, however, do not cover all on-site loss or damage to property or damage to the means of transport due to a nuclear incident. Rather, many nuclear regulators require nuclear operators to maintain on-site property damage insurance. If an incident resulting in on-site property damage is not otherwise covered by an insurance policy maintained at the facility or via contractual risk provisions, then we could be potentially liable for damages arising from such incident, which could have an adverse effect on our results of operations and financial condition.
There is no assurance that our contractual limitations on liability will be effective in all cases or in all jurisdictions. The costs of defending against a claim arising out of a nuclear incident or precautionary evacuation not otherwise covered by insurance, and any damages awarded as a result of such claim, could adversely affect our results of operations and financial condition.
Our LFRs, LFR plant designs and MOX fuel manufacturing plant designs are intended to meet applicable compliance requirements for their expected use and in the geographies in which we have received or expect to seek regulatory approvals. There is a possibility that our future customers may require us to comply with their unique requirements relating to their policies, priorities, regulations, controls and mandates, including the provision of data and related assurance for environmental, social and governance-related standards or goals. Any requirements for customization or modification of our LFRs, LFR plants, MOX fuel manufacturing plants, related designs or related services would likely increase time-to-market and development, licensing, construction or deployment costs, which could materially adversely impact our business prospects, financial condition, results of operations and cash flows.
Any actual or perceived failure to comply with new or existing laws, regulations and other requirements relating to the privacy, security and processing of Personal Information could adversely affect our business, results of operations, or financial condition.
In connection with running our business, we receive, store, use and otherwise process information that relates to individuals and/or constitutes “personal data,” “personal information,” “personally identifiable information,” or similar terms under applicable data privacy laws (collectively, “Personal Information”), including from and about actual and prospective customers. as well as our employees and business contacts. We therefore may be subject to laws, regulations and other requirements relating to the privacy, security and handling of Personal Information.
The application and interpretation of such laws, regulations, and other requirements are constantly evolving and are subject to change, creating a complex compliance environment. In some cases, these requirements may be either unclear in their interpretation and application or they may have inconsistent or conflicting requirements with each other. Further, there has been a substantial increase in legislative activity and regulatory focus on data privacy and security in the U.S. and elsewhere, including in relation to cybersecurity incidents.

It is possible that new laws, regulations and other requirements, or amendments to or changes in interpretations of existing laws, regulations and other requirements, may require us to incur significant costs, implement new processes, or change our handling of information and business operations. In addition, any failure or perceived failure by us to comply with laws, regulations and other requirements relating to the privacy, security and handling of information could result in legal claims or proceedings, regulatory investigations, or enforcement actions. We could incur significant costs in investigating and defending such claims and, if found liable, pay significant damages or fines or be required to make changes to our business. These proceedings and any subsequent adverse outcomes may subject us to significant negative publicity and an erosion of trust. If any of these events were to occur, our business, results of operations, and financial condition could be materially adversely affected.
Risks Relating to Our Capital Resources
The amount of time and funding needed to develop our LFRs, LFR plants and MOX fuel manufacturing plants may significantly exceed our expectations, and if there are significant redemptions in connection with the Business Combination, we may need to make significant adjustments to our business plan or significantly delay, scale back or discontinue the deployment, construction or operation of our LFRs, LFR plants, MOX fuel manufacturing plants and/or some or all of our research and development programs, and will need to seek additional capital.
Developing our LFRs, LFR plants and MOX fuel manufacturing plants will take a significant amount of time and funding. Any shortfall in research, development, testing and other funding, unexpected or significant increases in costs, any delay in achieving development milestones, uncertainty in regulatory licensing timelines or adverse public reaction to developments in the use of nuclear power by special interest groups, community groups and state and local government agencies leading to environmental litigation or other legal proceedings could result in significant delays and cost overruns and could adversely affect our ability to construct, commission and operate our LFR plants and MOX fuel manufacturing plants and to commercialize our LFRs and MOX fuel. At this stage, we cannot accurately predict the amount of funding or the time required to successfully develop, license, construct, commission and operate our LFRs, LFR plants or MOX fuel manufacturing plants. The actual cost and time required to construct and operate our LFR plants and MOX fuel manufacturing plants, or to bring our LFRs or MOX fuel to market at scale, may vary significantly from our current forecasts depending on, among other things:
•	the results of our research and product development efforts, including material changes in our research, product and business development workforce;
•	changes in the focus and direction of our research and product development programs;
•	competitive and technological advances;
•	the cost of filing, prosecuting, defending, and enforcing claims with respect to patents;
•	the regulatory approval process;
•	cost and availability of raw materials and limitations and impediments to supply chains, especially those related to current and potential geopolitical tensions;
•	adverse public reaction to the developments in the use of nuclear power;
•	other costs and contingencies associated with commercialization of these technologies; and
•	adverse foreign currency exchange, given our cost structure is heavily reliant on the euro.
Due to this uncertainty, even if financing is available to us, we may need significantly more capital than anticipated, which may not be available on terms acceptable to us at all. As a result, the expected revenues may be delayed or never realized. Any material change to our assumptions or expectations with respect to our timeline and funding needs, or any material overruns or other unexpected increase in costs or delays, may have a material adverse effect on our business prospects, financial condition, results of operations and cash flows and could harm our reputation.
In addition, if there are significant redemptions in connection with the proposed business combination, we may need to make significant adjustments to our business plan or significantly delay, scale back or discontinue the deployments of our plants and/or some or all of our research and development programs and will need to seek additional capital. Depending on our available capital resources, we may need to delay or discontinue expected near-term expenditures, which could materially impact our business prospects, financial condition, results of operations and cash flows by limiting our ability to pursue some of our other strategic objectives and/or reducing the resources available to further develop our design, sales, and manufacturing efforts.

In order to fulfill our business plan, we will require additional funding in addition to any funding resulting from the proposed business combination, which may be dilutive to our investors, may result in a decline in the market price of your shares, and no assurances can be provided as to the availability or terms of any such funding.
Our business is capital intensive. We expect that significant additional capital will be needed in the future to continue our planned operations, including commercialization efforts, expanded research and development activities, regulatory engagement, site development activities, strategic partnerships, joint ventures, acquisitions and costs associated with operating as a public company. In addition, as part of our business activities, including existing and future strategic partnerships, joint ventures and other commercial arrangements, we have undertaken, expect to undertake or may in the future undertake commitments that require us to make substantial capital contributions or other investments, including before such arrangements generate revenues or positive cash flows. We have not obtained committed financing for all of our anticipated funding needs, and there can be no assurance that we will be able to secure sufficient additional capital when needed or on acceptable terms.
We have funded our operations since inception primarily through the issuance and sale of equity and equity-linked instruments in euros. We cannot be certain when or if our operations will generate sufficient cash to fully fund our ongoing operations, the growth of our business or the funding requirements associated with our strategic partnerships, joint ventures and other commercial arrangements. We intend to continue to make investments to support our business, and we will likely need additional capital, which may require us to engage in equity or debt financings to secure additional funds in a number of circumstances. The amount of additional capital we need will depend, in part, on the amount of SPAC Public Shares that are redeemed, the timing and cost of our development and commercialization activities, the scope and terms of our strategic partnerships, joint ventures and other commercial arrangements, and the extent to which we pursue acquisitions or other growth initiatives. Such equity and debt financings may not require shareholder approval. Additional financing may not be available on terms favorable to us, if at all.
If adequate funds are not available on acceptable terms, we may be unable to invest in future growth opportunities or satisfy the funding requirements of our business plan, strategic partnerships, joint ventures or other commercial arrangements. As a result, we may have to delay, scale back or discontinue one or more of our lines of business, including our LFR development program, MOX fuel manufacturing strategy, regulatory engagement, site development activities, strategic partnerships, joint ventures, acquisitions or other growth initiatives. We may also be required to seek partners for our lines of business at an earlier stage than otherwise would be desirable, relinquish, license or otherwise dispose of rights to technologies or lines of business that we would otherwise seek to develop or commercialize, or modify, defer or terminate existing or proposed strategic partnerships, joint ventures or other commercial arrangements, in each case on terms that are less favorable than might otherwise be available.
If we incur additional debt, the debt holders would have rights senior to holders of ordinary shares to make claims on our assets, and the terms of any debt could restrict our operations, including our ability to pay dividends on our ordinary shares. Furthermore, to the extent we issue additional equity securities, including under employee benefit plans or in connection with strategic partnerships, joint ventures or other commercial arrangements, shareholders will experience dilution, the relative voting strength of each previously outstanding ordinary share may be diminished, the market price of our ordinary shares may decline, and the new equity securities could have rights senior to those of our ordinary shares. Because our decision to issue securities in the future will depend on numerous considerations, including factors beyond our control, we cannot predict or estimate the amount, timing or nature of any future issuances of debt or equity securities. As a result, our shareholders bear the risk of future issuances of debt or equity securities reducing the value of our ordinary shares and diluting their interests.
If we are unable to secure additional capital when needed, we may be required to take additional measures to reduce costs in order to conserve cash in amounts sufficient to sustain operations and meet our obligations. These measures may significantly alter our business plan and could cause significant delays in the development and commercialization of our technologies, fuel capabilities and services offerings, and ultimately adversely affect our business, results of operations, financial condition and ability to operate as a going concern. Further, it is expected that our financial performance will be exposed to risks arising from fluctuations in foreign currency exchange rates, which could have a material adverse effect on our business, results of operations or financial condition.
The unavailability, reduction or elimination of government and economic incentives and credits could have a material adverse effect on our business, prospects, financial condition, results of operations, and cash flows.
Any unavailability, reduction, or elimination of government and economic incentives and credits because of policy changes, or the reduced need for such incentives and credits due to the perceived success of nuclear energy or other reasons, may result in the diminished competitiveness of the alternative fuel and nuclear energy industry generally or our reactors, software and services in particular. Any of the foregoing could materially and adversely affect the growth of the alternative fuel automobile markets and our business, prospects, financial condition, results of operations, and cash flows.
While certain tax credits and other incentives for alternative energy production, alternative fuel, and nuclear energy have been available in the past, there is no guarantee these programs will be available in the future. Some of these tax credits and incentives require interpretations from government bodies and any changes could impact the applicability of these tax credits and incentives. Incentives provided by federal or state authorities may have predetermined expiration dates, may conclude once allocated funds are depleted, or could be reduced or discontinued due to changes in regulatory or legislative priorities. Consequently, the availability of tax credits or other government incentives and our ability and that of our customers and competitors to benefit from these credits and incentives remain uncertain at this time.
Changes in tax laws and unanticipated tax liabilities could adversely affect our business prospects and financial results.
We will be subject to taxes in multiple jurisdictions in which we operate or may operate. Due to economic, political and fiscal conditions, tax laws, tax rates and the interpretation or application of tax rules in those jurisdictions may be subject to change, possibly with retroactive effect. Our future effective tax rates could be affected by a number of factors, including changes in the mix of earnings and losses in jurisdictions with differing statutory tax rates, changes in the valuation of deferred tax assets and liabilities, the availability or continued validity of tax losses, credits, incentives and exemptions and changes in tax laws or their interpretation. In addition, developments in international tax policy could increase our tax compliance burdens, effective tax rate or cash tax liabilities. We regularly assess these tax-related matters to determine the adequacy of our tax provision. If current tax strategies are ineffective, if our tax positions are challenged or if our tax treatment is determined not to comply with applicable domestic or international tax laws, our financial position, operating results and cash flows could be adversely affected.
In addition, we may be subject to tax audits, examinations and other proceedings in various jurisdictions. Tax authorities may disagree with our tax positions, including with respect to the allocation of income and expenses among jurisdictions, transfer pricing, the existence of a taxable presence or permanent establishment in a particular jurisdiction, the availability of deductions, losses, credits or incentives or the tax treatment of financing, restructuring or other transactions. An adverse resolution by one or more taxing authorities could result in additional taxes, interest, penalties or other liabilities and could have a material impact on our finances.
There is a material uncertainty related to our ability to continue as a going concern, and we may require additional funding whether or not the Business Combination is consummated.
Our consolidated and company financial statements have been prepared on a going concern basis, on the assumption that we will have access to sufficient financial resources to continue to trade for the foreseeable future, being at least 12 months from March 31, 2026. However, as of March 31, 2026, we had cash of €100.6 million, and for the three months ended March 31, 2026, we used approximately €32.3 million in cash for operating activities. We have historically incurred recurring net losses from operations and negative cash flows from operating activities and, as of March 31, 2026, had an accumulated deficit of approximately €360.3 million.
Our ability to continue our operations is dependent on our ability to obtain additional financing or to achieve profitable operations in the future. We expect that additional capital will be required during the next 12 months and beyond to fund our ongoing operations and planned development activities. There can be no assurance that such financing will be available on acceptable terms, or at all, or that we will be able to generate sufficient positive cash flows from operations in the near term. These conditions indicate the existence of a material uncertainty that may cast significant doubt on our ability to continue as a going concern. Our consolidated and company financial statements do not include any adjustments to the carrying amounts or classification of assets and liabilities that would result if we were unable to continue as a going concern.
We do not expect to generate meaningful revenue unless and until we are able to finalize development of and commercialize our LFRs and plants, and we may not be able to do so on our anticipated timetable, if at all. We expect our expenses and capital expenditures to increase in connection with our ongoing activities, including the development and advancement of our LFRs and plants, obtaining necessary regulatory licenses and approvals and completing our manufacturing preparation and trials. In addition, upon completion of the Business Combination, we expect to incur additional costs associated with operating as a public company. Certain costs are not reasonably estimable at this time, and our forecasts anticipate certain customer-sourced income that is not guaranteed.
We currently plan to improve our liquidity position by raising funds from the public markets, borrowing debt and pursuing other financing alternatives. These plans are not final and are subject to market and other conditions outside of our control. Accordingly, there can be no assurance that we will be successful in obtaining sufficient funding. The amount of additional capital we need will depend, in part, on the amount of SPAC Public Shares that are redeemed in connection with the Business Combination. Our failure to raise capital as and when needed, including as a result of holders of SPAC Public Shares exercising their redemption rights, could have a material adverse effect on our financial condition and our ability to pursue our business strategies.
If we raise additional funds by issuing equity securities, our shareholders will experience dilution. If we raise additional capital through debt financing, we may be subject to covenants that restrict our operations, including limitations on our ability to incur liens or additional debt, pay dividends, repurchase our securities, make certain investments and engage in certain merger, consolidation or asset sale transactions. Any debt financing or additional equity financing that we raise may contain terms that are not favorable to us or our shareholders. If needed financing is not available, or if the terms of financing are less desirable than we expect, we may be required to delay, scale back or terminate some or all of our research and development programs.
For more information, see note 2.2 to our unaudited condensed consolidated interim financial statements included elsewhere in this proxy statement/prospectus.
Our actual operating results may differ significantly from our guidance. Any failure to successfully implement our operating strategy or the occurrence of any of the events or circumstances set forth in this “Risk Factors” section could result in our actual operating results being different from our guidance, and the differences may be adverse and material.
From time to time, we may release guidance in our quarterly earnings releases, quarterly earnings conference calls, or otherwise once we are a public company, regarding our future performance that represents our management’s estimates as of the date of release. This guidance, which includes forward-looking statements, will be based on projections prepared by our management. These projections are not prepared with a view toward compliance with published guidelines of the American Institute of Certified Public Accountants, and neither our registered public accountants nor any other independent expert or outside party compiles or examines the projections. Accordingly, no such person expresses any opinion or any other form of assurance with respect to the projections.
Projections are based upon a number of assumptions and estimates that, while presented with numerical specificity, are inherently subject to significant business, economic, and competitive uncertainties and contingencies, many of which are beyond our control and are based upon specific assumptions with respect to future business decisions, some of which will change. Any material change to the assumptions or estimates underlying the projections management prepares, or any material overruns or other unexpected increase in costs, could have a material adverse effect on the projections and the guidance on which it is based. The rapidly evolving market in which we operate may make it difficult to evaluate our current business and our future prospects, including our ability to plan for and model future growth. We intend to state possible outcomes as high and low ranges which are intended to provide a sensitivity analysis as variables are changed. However, actual results may vary from our guidance, and the variations may be material. The principal reason that we release guidance is to provide a basis for our management to discuss our business outlook as of the date of release with analysts and investors. We do not accept any responsibility for any projections or reports published by any such persons. Investors are urged not to rely upon our guidance in making an investment decision regarding our ordinary shares.
Any failure to successfully implement our operating strategy or the occurrence of any of the events or circumstances set forth in this “Risk Factors” section could result in our actual operating results being different from our guidance, and the differences may be adverse and material.

Our financial results may vary significantly from quarter to quarter.
We expect our revenue and operating results to vary from quarter to quarter. We may incur significant operating expenses during the start-up and early stages of large contracts and may not be able to recognize corresponding revenue in that same quarter. We may also incur additional expenses when contracts are terminated or expire and are not renewed. We may also incur additional expenses when customers are newly acquired. Additionally, payments due to us from our customers may be delayed for a variety of reasons, and these delays could cause significant fluctuations from quarter to quarter.
Additional factors that may cause our financial results to fluctuate from quarter to quarter include those addressed elsewhere in this “Risk Factors” section and the following factors, among others:
•	the terms of customer contracts that affect the timing of revenue recognition;
•	variability in demand for our services and solutions;
•	commencement, completion, or termination of contracts during any particular quarter;
•	timing of shipments and product deliveries;
•	timing of award or performance incentive fee notices;
•	timing of significant bid and proposal costs;
•	the costs of remediating unknown defects, errors, or performance problems of our product offerings;
•	variable purchasing patterns under blanket purchase agreements and other indefinite delivery/indefinite quantity contracts;
•	restrictions on and delays related to the export of nuclear articles and services;
•	costs related to government inquiries;
•	strategic decisions by us or our competitors, such as acquisitions, divestitures, spin-offs and joint ventures;
•	strategic investments or changes in business strategy, including our merger and acquisitions strategy;
•	changes in the extent to which we use subcontractors;
•	seasonal fluctuations in our staff utilization rates;
•	changes in our effective tax rate, including changes in our judgment as to the necessity of the valuation allowance recorded against our deferred tax assets;
•	the length of sales cycles;
•	fluctuations in foreign currency exchange rates; and
•	potential mergers and acquisitions activity.
Significant fluctuations in our operating results for a particular quarter could cause us to fall out of compliance with the financial covenants related to our debt, which if not waived, could restrict our access to capital and cause us to take extreme measures to pay down the debt, if any.
We are an emerging growth company within the meaning of the Securities Act, and if we take advantage of certain exemptions from disclosure requirements available to “emerging growth companies,” this could make our securities less attractive to investors and may make it more difficult to compare our performance with other public companies.
We are an EGC within the meaning of the Securities Act, as modified by the JOBS Act, and we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not EGCs including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and exemptions from say-on-pay, say-on-frequency and say-on-golden parachute voting requirements. As a result, our shareholders may not have access to certain information they may deem important. We will remain an emerging growth company until the earliest of (i) the last day of the fiscal year: (a) following March 3, 2030, the fifth anniversary of the SPAC IPO; (b) in which we have total annual gross revenue of at least $1,235,000,000 (as adjusted for inflation pursuant to SEC rules from time to time); or (c) in which we are deemed to be a large accelerated filer, which means the market value of the shares of the Company Ordinary Shares that are held by non-affiliates exceeds $700,000,000 as of the last Business Day of our prior second fiscal quarter, and (ii) the date on which we have issued more than $1,000,000,000 in non-convertible debt securities during the prior three-year period.
Further, Section 102(b)(1) of the JOBS Act exempts EGCs from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-EGCs but any such election to opt out is irrevocable. We intend to take advantage of the benefits of this extended transition period.
We cannot predict whether investors will find our securities less attractive because we rely on this exemption. If some investors find our securities less attractive as a result of our reliance on this exemption, the trading prices of our securities may be lower than they otherwise would be, there may be a less active trading market for our securities and the trading prices of our securities may be more volatile.
Changes in our accounting estimates and assumptions could negatively affect our financial position and results of operations.
We prepare our consolidated financial statements in accordance with IFRS. These accounting principles require us to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of our financial statements. We are also required to make certain judgments that affect the reported amounts of revenues and expenses during each reporting period. We periodically evaluate our estimates and assumptions including, but not limited to, those relating to business acquisitions, revenue recognition, recoverability of assets including customer receivables, contingencies, valuation of financial instruments, stock-based compensation, and income taxes. We base our estimates on historical experience and various assumptions that we believe to be reasonable based on specific circumstances. These assumptions and estimates involve the exercise of judgment and discretion, which may evolve over time in light of operational experience, regulatory direction, developments in accounting principles and other factors. Actual results could differ from these estimates as a result of changes in circumstances, assumptions, policies or developments in the business, which could materially affect our consolidated financial statements.
Fluctuations in foreign currency exchange rates may adversely affect our results of operations and cash flows.
The financial statements included in this registration statement are presented in euros, while a substantial portion of our revenues, expenses and capital expenditures are denominated in foreign currencies, including the U.S. dollar. Accordingly, we are exposed to fluctuations in the euro/U.S. dollar exchange rate, which may have a material adverse effect on our results of operations and cash flows. For example, a strengthening of the U.S. dollar against the euro would reduce the reported U.S. dollar value of our euro-denominated revenues and assets, while a weakening of the U.S. dollar would increase the U.S. dollar value of our euro-denominated expenses and liabilities. Although we may enter into hedging arrangements to partially mitigate foreign currency risk, such transactions may not fully offset adverse movements, may entail significant costs and may expose us to additional risks, including counterparty credit risk and accounting volatility. Accordingly, foreign exchange fluctuations, whether or not hedged, could materially and adversely affect our business, financial condition, results of operations and prospects.
We will incur significant transaction costs, and these transaction costs add risk to our ability to be a going concern and/or act on our business plan.
We have incurred and expect to continue to incur significant, non-recurring costs in connection with consummating the business combination. All expenses incurred in connection with the business combination, including all legal, and other fees, expenses, and costs, will be for the account of the party incurring such fees, expenses, and costs. Aggregate transaction expenses for newcleo and SPAC as a result of the business combination are currently estimated to be $51.4 million, including $5 million in accompanying remaining deferred underwriting fees, which are contingent upon the consummation of the Closing, and $26.3 million in financial advisory fees deferred pending successful completion of the business combination.
Risks Related to Our Illustrative Revenue Streams
The following risk factors relate to the illustrative revenue streams figures presented under “Information About newcleo—Illustrative Revenue Streams.”

The illustrative capacity figures and revenue streams included in this proxy statement/prospectus are illustrative in nature, are based on a number of assumptions and may not reflect our actual future performance.
The illustrative capacity figures presented in this proxy statement/prospectus are based on our current customer arrangements and management’s internal assumptions regarding the capacity of LFR-AS-200 reactors and related multi-reactor sites, the number of units that may be deployed and the periods in which we anticipate such units being constructed, commissioned and placed into service. Numerous risks and uncertainties could cause actual deployed capacity to differ materially from the illustrative figures, including our and our customers’ ability to successfully develop, license, finance, construct, commission and operate LFR-AS-200 reactors and associated MOX fuel manufacturing capabilities, none of which have been deployed commercially by us to date, or to do so on a timely basis.
Our ability to achieve the levels of capacity reflected in this proxy statement/prospectus depends on numerous factors outside our control, including obtaining required regulatory approvals and licenses, demonstrating the performance, safety and manufacturability of our technology at commercial scale, securing adequate financing for us and our customers, developing and commissioning our planned supply chain and manufacturing capabilities, including for key reactor components and MOX fuel, managing supply chain constraints, labor availability, inflation, cost overruns and construction delays and maintaining public and political support for nuclear energy. In addition, our customers and counterparties may have rights to delay, modify, reduce or terminate their commitments, and any such changes, together with potential modifications in the scope, scale, location or timing of customer projects, technological or engineering challenges, delays in site development or permitting, or shifts in energy policy or electricity market demand, could materially affect our ability to achieve the illustrative capacity figures presented in this proxy statement/prospectus. As a result, our actual cumulative deployed capacity may be substantially less than that shown, or may not be achieved at all, and investors should not place undue reliance on these illustrative figures in evaluating our business, financial condition, results of operations or future prospects.
The illustrative revenue streams reflect our current expectations regarding the amount and timing of revenues we would expect to generate prior to the COD from site development support, engineering services, sale of selected key reactor components and operator training. These assumptions are based on our internal engineering estimates, current views regarding customer demand and scope allocation, expected contribution margins and benchmarking analyses. However, we have limited experience providing such services and equipment at commercial scale, and there can be no assurance that customers will engage us for the assumed scope of services and equipment, accept our anticipated fee structure or pricing, or do so on the assumed timetable. As a result, our actual pre-COD services and equipment revenues, costs and margins may differ materially from the estimates in the illustrative revenue streams.
The illustrative revenue streams presented in this proxy statement/prospectus are estimates only, reflecting management’s current expectations and are based on numerous assumptions. The illustrative revenue streams presented in this proxy statement/prospectus may not be realized, and actual results could differ materially from the revenue streams presented.
Given our early stage of development, it is difficult to predict what results we might ultimately achieve. While we present “illustrative revenue streams” in this proxy statement/prospectus, these figures are not projections, forecasts, targets or guidance for our future operating results but rather are intended to be illustrative of potential revenues and associated costs for a single LFR-AS-200 reactor based on information available to us as of the date of this proxy statement/prospectus. Our ability to actually achieve these revenue streams and our business model depend on numerous factors and are based on numerous assumptions. In particular, the illustrative revenue streams described in this proxy statement/prospectus are based on management’s current expectations and assumptions regarding customer fees, costs and margins for a single reactor or single plant. In cases where we retain ownership of all or a substantial portion of the economics of a project, some or all of these fee-based revenue streams may not apply, may be replaced by other economic arrangements or, if the relevant project entity is consolidated in our financial statements, may be eliminated upon consolidation and therefore may not be reflected as external revenue. Actual results will depend on numerous factors outside our control, including customer negotiations and fee structures, market conditions, supply-chain costs and dynamics, manufacturing efficiency and utilization, financing terms and assumptions, customer adoption and actual operational performance, and are subject to the risks described below and elsewhere in this “Risk Factors” section. Any variation in these assumptions could cause our actual results to differ materially from the illustrative estimates presented.
IP license fees. The illustrative revenue streams reflect management’s current expectations regarding the amount and timing of IP license fees we would expect to charge for customers’ use of our LFR technology. These expectations are based on management’s internal benchmarking of intellectual property licensing and industrial technology fees across various similar industries and sectors, together with the experience of our team and ongoing customer discussions. However, there is no directly comparable technology against which to benchmark the fee, and there can be no assurance that we would be able to collect from our customers fees that are typical in other industries or sectors. While we have had preliminary discussions with certain customers regarding proposed fee estimates within the range reflected in the illustrative revenue streams, we have not yet entered into definitive intellectual property or related agreements on the terms assumed in the illustrative revenue streams, and we can provide no assurance that customers will accept our anticipated fee structure or pricing.
The final fee will be negotiated on a case-by-case basis with each customer, based on numerous factors specific to each customer, and our actual revenues and customer fees from IP license fees may differ materially from the estimates in the illustrative revenue streams, including as a result of the following factors, among others:
•	customer negotiations that result in materially lower fees or delayed payment schedules;
•	variations in project scope, timing and customer profile that affect negotiated pricing;
•	the potential emergence of competitors or alternative reactor technologies that exert downward pressure on fees;
•	evolving market conditions, regulatory developments and cost of capital for nuclear projects;
•	customer reluctance to pay IP license fees or any other fee or service to newcleo as they are due prior to commercial operation; and
•	litigation, claims or other events that could result in costs to us relating to the use, protection or enforcement of our intellectual property.
If we are not able to achieve our anticipated IP license fee structure and pricing, it would impact the amount of revenues, the timing of revenues and the percentage of revenues we anticipate generating pre-COD. For example, we expect approximately 20-25% of revenues in our reactor line of business to be realized prior to COD, and this includes IP license fees and certain pre-COD services and equipment revenues described below. If the actual IP license fees we receive are lower, or customers are not willing to pay on the expected payment timeline, then our illustrative pre-COD revenues and our illustrative percentage of pre-COD revenues will be lower, which could have a material adverse effect on our business, results of operations and financial prospects, including our need to obtain additional financing or to generate sufficient liquidity or revenues to operate our business pre-COD.
Pre-COD services and equipment. The illustrative revenue streams reflect management’s current expectations regarding the amount and timing of pre-COD services and equipment revenues we would expect to charge customers in connection with site development, engineering services, the sale of key reactor components and the training of operators. Our assumptions regarding such pricing, timing and margins are based on engineering estimates, our proprietary IP position, expected project scope, industry benchmarking and our team’s collective experience. However, there can be no assurance that we would be able to collect from our customers fees that are typical in other industries or sectors. To date, we have entered into memoranda of understanding or letters of intent with limited customers that may not convert into be binding agreements, and we can provide no assurance that any of our potential customers will accept our anticipated fee structure or pricing. In addition, our pre-COD services and equipment business depends on assumptions about customer demand, project timing, pricing and scope allocation that may not materialize.
Our actual pre-COD services and equipment revenues, customer fees, costs and margins may differ materially from the estimates in the illustrative revenue streams, including as a result of the following factors, among others:
•
our estimates are based on limited commercial-scale experience, and actual costs to provide these services or supply such equipment may be higher than anticipated, and we may not be able to pass through all such costs to our customers at our estimated fees or margins;

•
we have only entered into memoranda of understanding or letters of intent with limited customers that may not convert into binding agreements, and those agreements may not be representative of future revenues, fees, costs or margins that we are able to achieve;

•
customers may elect to self-perform or contract with alternative vendors for maintenance, outage support or other post-COD services, and our estimates regarding the portion of operations and maintenance-related activities that may be addressable by us, and the costs associated with those activities, may prove incorrect;

•	third-party service providers or equipment suppliers could enter the market, introducing price competition and thereby reducing revenues and fees, increasing costs and reducing margins;
•
our ability to maintain efficient staffing, supply-chain arrangements including the support from our subsidiaries SRS, Fucina and Rütschi, manufacturing execution and project execution will directly affect costs and profitability; and

•	our capacity to support these activities, which is also based on further acquisitions of companies in selected geographies.
If our assumptions regarding pre-COD services and equipment prove inaccurate, our expected revenues, fees and margins could be materially reduced, and we may experience higher costs than currently anticipated. In addition, if the actual pre-COD services and equipment fees we receive are lower, then our illustrative pre-COD revenues and our illustrative percentage of pre-COD revenues will be lower, which could have a material adverse effect on our business, results of operations and financial prospects, including our need to obtain additional financing or to generate sufficient liquidity or revenues to operate our business pre-COD.
Post-COD Services. The illustrative revenue streams reflect management’s current expectations regarding the amount and timing of post-COD service fees we would expect to charge customers for providing ongoing operation and maintenance-related support, including maintenance and outage-related services. Our assumptions regarding post-COD services pricing, timing and margins are based on our current expectations regarding customer demand, market competition, long-term relationships and the expected operation and maintenance needs of an LFR-AS-200 reactor. However, there can be no assurance that customers will continue to rely on us as a service provider throughout the operating life of a reactor, and there is no assurance that they will do so on the terms assumed in the illustrative revenue streams. In addition, our post-COD services business depends on assumptions about customer demand, pricing and long-term relationships that may not materialize.
Our actual post-COD service revenues, customer fees, costs and margins may differ materially from the estimates in the illustrative revenue streams, including as a result of the following factors, among others:
•	actual costs to provide these services may be higher than anticipated, and we may not be able to pass through all such costs to our customers at our estimated fees and margins;
•	customers may elect to self-perform or contract with alternative vendors for maintenance, outage support or other post-COD services;
•	third-party service providers could enter the market, introducing price competition and thereby reducing revenues and fees, increasing costs and reducing margins;
•
our ability to maintain efficient staffing, supply-chain arrangements including the support from our subsidiaries SRS, Fucina and Rütschi, manufacturing execution and project execution will directly affect costs and profitability; and

•	our capacity to support these activities, which is also based on further acquisitions of companies in selected geographies.
If our post-COD services assumptions prove inaccurate, our expected revenues, fees and margins could be materially reduced, and we may experience higher costs than currently anticipated. Because a substantial portion of the revenues reflected in the illustrative revenue streams for our reactor line of business is expected to be generated from post-COD services, if we do not generate the anticipated revenues post-COD, or if our costs are higher or margins are lower than anticipated, it could have a material adverse effect on our business, results of operations and financial prospects, including our need to obtain additional financing or to generate sufficient liquidity or revenues to operate our business post-COD.
MOX Fuel Sales. The illustrative revenue streams reflect management’s current expectations regarding the amount of MOX fuel we will sell to customers, the price at which we will do so and our related operating and capital costs. Our expectations assume that we will supply the initial core fuel load at or prior to COD and, following COD, provide recurring fuel supply for refueling over the life of each reactor. We further assume that we will be the initial supplier of proprietary MOX fuel for our reactors and/or that we will own 100% of the relevant MOX manufacturing facility to the extent reflected in the illustrative revenue streams. In addition, to the extent the illustrative revenue streams assume that our MOX manufacturing facilities will supply fuel to customers or operators of reactors other than our own LFRs, including in order to support the assumed utilization levels and production costs of such facilities, those assumptions depend on our ability to identify, contract with and supply such customers or operators at volumes, prices and margins consistent with our expectations.
We have not yet entered into definitive fuel supply agreements on the terms assumed in the illustrative revenue streams, including with respect to any sales to customers or operators of reactors other than our own LFRs, and there can be no assurance that customers will agree to the anticipated fee structure, pricing or volume commitments. Customers may seek lower-cost alternatives, negotiate volume discounts or pursue alternative supply arrangements. In addition, customers or operators of other reactor technologies may not require, be licensed to use or be willing to purchase MOX fuel from us, and we may be unable to sell MOX fuel to such customers or operators at the levels assumed in the illustrative revenue streams.
Our actual revenues, fees, costs and margins from selling MOX fuel to our customers may differ materially from the estimates reflected in the illustrative revenue streams, including as a result of the following factors, among others:
•	the emergence of third-party suppliers or alternative fuel technologies that compete on price or performance;
•	our inability to access the required inputs for MOX fuel, such as reprocessed uranium or plutonium, or critical supply chain items;
•	changes in feedstock, fabrication, manufacturing, transportation or other costs that adversely affect our margins;
•	delays or cost overruns in developing, licensing, financing, constructing and commissioning our fuel fabrication facilities, including the costs of labor, materials and overhead;
•	lower-than-expected utilization of our manufacturing or fuel fabrication facilities, including if demand from customers or operators of reactors other than our own LFRs is lower than assumed;
•	customer decisions to source fuel under alternative commercial arrangements or from other vendors if such alternatives become available;
•	our inability to obtain or maintain required regulatory approvals, licenses or authorizations to manufacture, transport, supply or sell MOX fuel to particular customers, operators or jurisdictions;
•	the need to finance future fuel facilities at assumed utilization levels that may not be achieved; and
•	the actual levels of capital expenditures that we are able to achieve.
If actual utilization of our manufacturing or fuel-fabrication facilities is lower than expected, including because we are unable to sell MOX fuel to customers or operators of reactors other than our own LFRs at the volumes, prices or margins assumed in the illustrative revenue streams, our production costs may be higher than anticipated and our margins could be materially reduced. In addition, if fuel costs increase due to inflation, supply-chain constraints, regulatory changes or other factors, our expected margins could be materially reduced. If our fuel pricing assumptions prove inaccurate, expected revenues, fees and margins could be materially reduced, and we may experience higher costs than currently anticipated. In addition, if the costs borne by our customers exceed their expectations, our reputation with our customers may be negatively impacted. Any of the foregoing could have a material adverse effect on our business, results of operations and financial prospects, including our need to obtain additional financing or to generate sufficient liquidity or revenues to operate our business.
Our illustrative revenue streams are based on an anticipated 60-year operating life of a reactor. The LFR-AS-200 design contemplates long-term operations, but there can be no assurance that any reactor will operate for the period assumed in the illustrative revenue streams. Actual operating life may be shorter than anticipated due to technical, regulatory, maintenance, licensing, economic or other factors, including factors affecting customer operation of the reactor. If the anticipated operating life of a reactor is shorter than assumed, it could have a material adverse effect on our business, results of operations and financial prospects.

Risks Related to Our Ordinary Shares
The public market performance and transaction outcomes of other advanced nuclear, clean energy and other capital-intensive development-stage companies may adversely affect investor perceptions of our business, the market price of our securities and our ability to raise capital.
Our business requires substantial capital and involves long development timelines, significant execution milestones and a high degree of reliance on forward-looking assumptions. In recent years, companies in emerging energy and other capital-intensive technology sectors, including companies that have pursued or considered business combinations with special purpose acquisition companies, have experienced significant share price volatility, valuation compression, increased redemptions, reduced liquidity, financing constraints and, in some cases, terminated, restructured or repriced transactions.
As a result, investors may apply greater skepticism to development-stage companies such as us, place greater weight on near-term milestones, discount long-dated projections more heavily, or demand financing terms that are more dilutive or otherwise less favorable to us than we currently anticipate. These dynamics may affect us regardless of our actual progress or the intrinsic merits of our technology and business model.
If market sentiment toward advanced nuclear or comparable sectors deteriorates, or if peer companies experience adverse market or transaction outcomes, the trading price of our securities could decline, our ability to access the equity or debt capital markets could be impaired, financing could become more expensive or unavailable, and our business, prospects and financial condition could be materially adversely affected.
We will be a foreign private issuer and, as a result, will not be subject to U.S. proxy rules and will be subject to Exchange Act reporting obligations that, to some extent, are more lenient and less frequent than those of a U.S. domestic public company.
Following the consummation of the Business Combination, newcleo is expected to qualify as a foreign private issuer and, as a result, will not be subject to U.S. proxy rules and will be subject to Exchange Act reporting obligations that, to some extent, are more lenient and less frequent than those of a U.S. domestic public company. Because newcleo will qualify as a foreign private issuer under the Exchange Act, newcleo will be exempt from certain provisions of the Exchange Act that are applicable to U.S. domestic public companies, including (i) the sections of the Exchange Act regulating the solicitation of proxies, consents or authorizations in respect of a security registered under the Exchange Act, (ii) the sections of the Exchange Act requiring insiders to file public reports of their share ownership and trading activities and establishing liability for insiders who profit from trades made within a short period of time and (iii) the rules under the Exchange Act requiring the filing with the SEC of quarterly reports on Form 10-Q containing unaudited financial and other specified information. In addition, foreign private issuers are not required to file annual reports on Form 20-F until 120 days after the end of each fiscal year, while U.S. domestic issuers that are accelerated filers are required to file annual reports on Form 10-K within 75 days after the end of each fiscal year and U.S. domestic issuers that are large accelerated filers are required to file annual reports on Form 10-K within 60 days after the end of each fiscal year. Foreign private issuers are also exempt from Regulation FD, which is intended to prevent issuers from making selective disclosures of material information. As a result of the foregoing, holders of our securities may not have the same protections afforded to shareholders of a company that is not a foreign private issuer.
We may lose our foreign private issuer status in the future, which could result in significant additional costs and expenses.
As discussed above, newcleo is expected to qualify as a foreign private issuer and, therefore, will not be required to comply with all of the periodic disclosure and current reporting requirements of the Exchange Act applicable to U.S. domestic issuers. The determination of foreign private issuer status is made annually on the last business day of an issuer’s most recently completed second fiscal quarter. In the future, we would lose our foreign private issuer status if more than 50% of our outstanding voting securities are held by U.S. residents and we fail to satisfy the additional requirements necessary to maintain foreign private issuer status, including if a majority of our directors or executive officers are U.S. citizens or residents, more than 50% of our assets are located in the United States or our business is administered principally in the United States. If we lose our foreign private issuer status, we would be required to file with the SEC periodic reports and registration statements on forms applicable to U.S. domestic issuers, which are more detailed and extensive than the forms available to a foreign private issuer. We also would become subject to U.S. federal proxy requirements, and our officers, directors and principal shareholders would become subject to the reporting and short-swing profit recovery provisions of Section 16 of the Exchange Act. In addition, we could lose our ability to rely on certain exemptions from corporate governance requirements under the listing rules of Nasdaq available to foreign private issuers. As a U.S.-listed public company that is not a foreign private issuer, we would expect to incur significant additional legal, accounting, compliance and other expenses that we would not incur as a foreign private issuer.
As a foreign private issuer, we may follow certain home country corporate governance practices, and our shareholders may not have the same protections afforded to shareholders of companies that are subject to all Nasdaq corporate governance requirements.
As a foreign private issuer, we are permitted to follow certain home country corporate governance practices in lieu of certain requirements otherwise applicable under the Nasdaq listing rules, provided that we disclose the requirements we are not following and describe the home country practices we follow. We may elect to rely on certain home country governance practices available to us as a company organized under the laws of England and Wales. Accordingly, our shareholders may not be afforded the same protections as shareholders of companies that are subject to all Nasdaq corporate governance requirements. For example, subject to applicable law and Nasdaq requirements, we may elect to follow home country practice with respect to matters such as the requirement that independent directors hold regularly scheduled executive sessions, certain aspects of director nomination practices, the provision of proxy statements for shareholder meetings and shareholder approval requirements for certain issuances of securities. In addition, we may in the future elect to follow additional home country practices. As a result, our shareholders may not have the same protections afforded to shareholders of companies that are subject to all Nasdaq corporate governance requirements.
The newcleo A&R Articles contain forum selection provisions for certain disputes between us and our shareholders, directors and certain other persons, which could limit our shareholders’ ability to bring claims and proceedings in a judicial forum of their choosing.
The newcleo A&R Articles provide that, unless we consent in writing to the selection of an alternative forum in the United States, the federal district courts of the United States will be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act or the Exchange Act. In addition, save in respect of any cause of action arising under the Securities Act or the Exchange Act, the newcleo A&R Articles provide that certain proceedings, suits or actions, including certain disputes between a shareholder, in such shareholder’s capacity as such, and us and/or our directors arising out of or in connection with the newcleo A&R Articles or otherwise, certain claims between us and our directors and certain claims between a shareholder, in such shareholder’s capacity as such, and our professional service providers, may only be brought in the courts of England and Wales.
These forum selection provisions may limit a shareholder’s ability to bring a claim in a judicial forum of its choosing, may discourage lawsuits against us, our directors, officers, professional service providers and other personnel and may result in increased costs for shareholders seeking to pursue such claims. In addition, if a court were to find either forum selection provision contained in the newcleo A&R Articles to be inapplicable or unenforceable in an action, we may incur additional costs associated with resolving such matter in other jurisdictions. The enforceability of similar forum selection provisions in other companies’ organizational documents has been challenged in legal proceedings, and there is uncertainty as to whether a court would enforce the forum selection provisions contained in the newcleo A&R Articles in any particular instance.
It may be difficult to enforce U.S. judgments against us.
Following the Business Combination, we will be a company incorporated under the laws of England and Wales, and a substantial portion of our assets will be outside of the United States. Most of our directors and senior management will be residents of countries other than the United States, and all or a substantial portion of our respective assets may be located outside the United States. As a result, it may be difficult for U.S. investors to effect service of process within the United States upon these persons. It may also be difficult for U.S. investors to enforce within the U.S. judgments predicated upon the civil liability provisions of the securities laws of the United States or any state thereof. In addition, there is uncertainty as to whether the courts outside the United States would recognize or enforce judgments of U.S. courts obtained against us or our directors and officers predicated upon the civil liability provisions of the securities laws of the United States or any state thereof. Therefore, it may be difficult to enforce U.S. judgments against us, our directors and officers and independent auditors.
Reports published by analysts, including projections in those reports that differ from our actual results, could adversely affect the price and trading volume of our ordinary shares.
Securities research analysts may establish and publish their own periodic projections for us. These projections may vary widely and may not accurately predict the results we actually achieve. Our share price may decline if our actual results do not match the projections of these securities research analysts. Similarly, if one or more of the analysts who write reports on us downgrades our stock or publishes inaccurate or unfavorable research about our business, our share price could decline. If one or more of these analysts ceases coverage of us or fails to publish reports on us regularly, our share price or trading volume could decline. Moreover, if no analysts commence coverage of us, the market price and volume for our common shares could be adversely affected.
Market values of growth-oriented companies like ours, particularly companies that entered into business combination agreements with SPACs, have been affected by adverse economic and market forces which may induce downward pressure on the price and trading volume of our ordinary shares.
In recent years, there have been fluctuations in the valuation of growth-oriented companies, particularly those that entered into business combination agreements with SPACs. Inflationary pressures, increases in interest rates and other adverse economic and market forces have contributed to these drops in market value. As a result, our securities are subject to potential downward pressures, which may result in high redemptions of the cash available from the Trust Account. If there are substantial redemptions, there will be a lower float of our ordinary shares outstanding, which may cause further volatility in the price of our securities and adversely impact our ability to secure financing following the Closing.
Securities of companies formed through SPAC mergers such as ours may experience a material decline in price relative to the share price of the SPAC prior to the merger.
As with most SPAC initial public offerings in recent years, SPAC issued shares for $10.00 per share upon the closing of its initial public offering. As with other SPACs, the $10.00 per share price of SPAC Class A ordinary shares reflected each share having a one-time right to redeem such share per-share redemption price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of the initial business combination, including interest earned on the Trust Account (which interest shall be net of taxes payable), divided by the number of then issued SPAC Public Shares, equal to approximately $10.00 per share prior to the consummation of the Business Combination. Following the Closing, the shares outstanding will no longer have any such redemption right and will be solely dependent upon the fundamental value of the operating business, which, like the securities of other companies formed through SPAC mergers in recent years, may be significantly less than $10.00 per share.
Provisions in the newcleo A&R Articles may make it more difficult for a third party to acquire us and may prevent or delay attempts by our shareholders to replace or remove our management or board of directors.
Certain provisions in the newcleo A&R Articles could have the effect of delaying, deferring or discouraging another party from acquiring control of us, even if such acquisition could be viewed by some of our shareholders as beneficial. In particular, for so long as we are not subject to the Takeover Code, the newcleo A&R Articles authorize our board of directors to establish a rights plan and grant rights to subscribe for our shares, including in the context of an acquisition or potential acquisition of 15% or more of our issued voting shares. The newcleo A&R Articles also authorize our board of directors, in accordance with the terms of any such rights plan, to allot shares upon the exercise of rights or exchange rights for our shares, including where our board of directors determines, acting in good faith and on reasonable grounds, that doing so would facilitate an orderly acquisition process, promote equal and fair treatment of shareholders, help achieve an optimum price for our ordinary shares, prevent abusive tactics or unequal treatment of shareholders, or protect our long-term interests, employees, shareholders and business. Although intended to provide our board of directors with flexibility to respond to acquisition proposals and other change-of-control situations, these provisions may discourage, delay or prevent transactions involving an actual or potential change in control, including transactions in which shareholders might otherwise receive a premium for their ordinary shares. In addition, because the Takeover Code is not expected to apply to us, shareholders may not receive certain protections that would otherwise apply to companies subject to the Takeover Code, including restrictions on defensive actions by a board of directors without shareholder approval during an offer.
The newcleo A&R Articles also provide for a classified board of directors divided into three classes, with directors serving staggered three-year terms after an initial transition period. As a result, only one class of directors will generally be elected at each annual general meeting. This classified board structure could make it more difficult for shareholders to replace a majority of our board of directors in a single year, which could delay or prevent a change in control or changes in our management, even if such changes would be supported by a significant number of our shareholders. These anti-takeover provisions could also make our ordinary shares less attractive to potential investors, which could adversely affect the trading price of our ordinary shares.

Risks Related to SPAC and the Business Combination
Because the Company is not conducting an underwritten offering of its securities, no underwriter has conducted due diligence of the Company’s business, operations or financial condition or reviewed the disclosure in this proxy statement/prospectus.
Section 11 of the Securities Act (“Section 11”) imposes liability on parties, including underwriters, involved in a securities offering if the registration statement contains a materially false statement or material omission. To effectively establish a due diligence defense against a cause of action brought pursuant to Section 11, a defendant, including an underwriter, carries the burden of proof to demonstrate that such defendant, after reasonable investigation, believed that the statements in the registration statement were true and free of material omissions. In order to meet this burden of proof, underwriters in a registered offering typically conduct extensive due diligence of the registrant and vet the registrant’s disclosure. Such due diligence may include calls with the issuer’s management, review of material agreements, and background checks on key personnel, among other investigations.
Because the Company intends to become publicly traded through a business combination with a special purpose acquisition company rather than through an underwritten offering of its ordinary shares, no underwriter is involved in the Business Combination. As a result, no underwriter has conducted due diligence on the Company in order to establish a due diligence defense with respect to the disclosure presented in this proxy statement/prospectus. If such investigation had occurred, certain information in this proxy statement/prospectus may have been presented in a different manner or additional information may have been presented at the request of such underwriter.
In addition, going public via a business combination with a special purpose acquisition company does not involve a book-building process as is the case in an underwritten public offering. In any underwritten public offering, the initial value of a company is set by investors who indicate the price at which they are prepared to purchase shares from the underwriters. In the case of a special purpose acquisition company transaction, the value of the company is established by means of negotiations between the target company, the special purpose acquisition company and, in some cases, “PIPE” investors who agree to purchase shares at the time of the Business Combination. The process of establishing the value of a company in a special purpose acquisition company business combination may be less effective than the bookbuilding process in an underwritten public offering and also does not reflect events that may have occurred during the interim period. In addition, underwritten public offerings are frequently oversubscribed resulting in additional potential demand for shares in the aftermarket following the underwritten public offering. There is no such book of demand built up in connection with special purpose acquisition company transaction and no underwriters with the responsibility of stabilizing the share price which may result in the share price being harder to sustain after the transaction.
The Business Combination remains subject to conditions that NewHold cannot control, and if such conditions are not satisfied or otherwise waived, the Business Combination may not be consummated.
The Business Combination is subject to a number of Closing Conditions, including but not limited to (i) the accuracy of representations and warranties of NewHold and the Company in the Business Combination Agreement to various standards; (ii) material compliance with pre-closing covenants; (iii) no Company Material Adverse Effect; (iv) the receipt of the Regulatory Authorizations and such approvals being effective; (v) the absence of a legal prohibition on consummating the transactions, (vi) approval by the SPAC’s shareholders, (vii) approval of a listing application on the applicable Stock Exchange for newly issued shares, (viii) the Total Cash Proceeds Amount (as defined in the Business Combination Agreement) being be no less than $200,000,000 and (ix) SPAC having at least $5,000,001 of net tangible assets remaining after redemption. There is no assurance that all Closing Conditions will be satisfied or waived or that the conditions will be satisfied or waived in the expected time frame. If the Closing Conditions are not satisfied (and are not waived, to the extent available), either the Company or NewHold may, subject to the terms and conditions of the Business Combination Agreement, terminate the Business Combination Agreement. In addition, the parties may mutually decide to terminate the Business Combination Agreement at any time. See the section of this proxy statement/prospectus titled “The Business Combination—Overview of the Transactions Contemplated by the Business Combination Agreement—Closing of the Business Combination—Termination.”
The Business Combination Agreement contains provisions that limit SPAC from seeking an alternative business combination. If the Business Combination is not completed, those restrictions may make it harder for SPAC to complete an alternative business combination before the Deadline.
While the Business Combination Agreement is in effect, SPAC may not make any inquiry, proposal or offer, initiate any discussions or negotiations with any person, enter into any acquisition agreement, business combination, merger agreement or similar definitive agreement, or any letter of intent, memorandum of understanding or agreement in principle, or otherwise knowingly facilitate or cooperate, assist, participate or encourage any effort or attempt by any person in any way with respect to a proposal or indication of interest relating to a business combination (as defined in the SPAC Articles) other than to or with the Company.
Further, if SPAC holds and concludes the Extraordinary General Meeting but the approval of the Transactions is not obtained, either SPAC or the Company may terminate the Business Combination Agreement. If the Business Combination Agreement is terminated and the SPAC Board seeks another business combination, these provisions will make it more difficult for SPAC to complete an alternative business combination by the Deadline following the termination of the Business Combination Agreement due to the passage of time during which these provisions have remained in effect. There can be no assurance that SPAC will be able to find another acquisition target that would consummate a business combination or that such other business combination will be completed by the end of the Deadline. For more information, see the section entitled “The Business Combination—Overview of the Transactions Contemplated by the Business Combination Agreement—Closing of the Business Combination—Termination.”
Neither SPAC nor the SPAC Shareholders will have the protection of any indemnification, escrow, price adjustment or other provisions that allow for a post-closing adjustment to be made to the total consideration for the Mergers in the event that any of the representations and warranties in the Business Combination Agreement made by the Company or any other party thereto ultimately proves to be inaccurate or incorrect.
The representations and warranties made by SPAC, the Company, Merger Sub 1 and Merger Sub 2 to each other in the Business Combination Agreement will not survive the Closing. As a result, SPAC and the SPAC Shareholders will not have the protection of any indemnification, escrow, price adjustment or other provisions that allow for a post-closing adjustment to be made to the total consideration for the Mergers if any representation or warranty in the Business Combination Agreement made by SPAC, the Company, Merger Sub 1 and Merger Sub 2 proves to be inaccurate or incorrect. Accordingly, to the extent such representations or warranties are incorrect, SPAC and the SPAC Shareholders would have no indemnification claim with respect thereto and its financial condition or results of operations of SPAC could be adversely affected.
The value of the Founder Shares following completion of the Business Combination is likely to be substantially higher than the nominal price paid for them, even if the trading price of shares of SPAC Ordinary Shares at such time is substantially less than $10.00 per share, which may create an economic incentive for the SPAC management team to pursue and consummate the Business Combination which differs from the SPAC Public Shareholders.
The Sponsor currently owns 6,429,663 Founder Shares, which it purchased for $25,167.64 in the aggregate. In addition, the Sponsor purchased 552,600 SPAC Private Placement Units, consisting of 552,600 SPAC Class A Ordinary Shares and 276,300 SPAC Private Placement Warrants, for an aggregate purchase price of $5,526,000. Accordingly, the Sponsor has invested an aggregate of approximately $5.6 million in NewHold. Assuming a trading price of $10.00 per share upon consummation of the Business Combination, and assuming no Founder Shares are required to be surrendered by the Sponsor at Closing due to redemptions, the 6,429,663 Founder Shares and 552,600 SPAC Class A Ordinary Shares included in the SPAC Private Placement Units would have an aggregate implied value of $69,822,630, without giving effect to any value attributable to the SPAC Private Placement Warrants. Even if the trading price after Closing of the Company Ordinary Shares were to be as low as approximately $0.80 per share, the value of the Founder Shares and the SPAC Class A Ordinary Shares included in the SPAC Private Placement Units would be equal to the Sponsor’s aggregate investment in NewHold of approximately $5.6 million, without giving effect to any value attributable to the SPAC Private Placement Warrants.
As a result, the Sponsor is likely to be able to recoup its investment in NewHold and make a substantial profit on that investment even if the SPAC Public Shares lose significant value. Accordingly, the Sponsor, and NewHold’s directors and officers who have an economic interest in the Sponsor, may have an economic incentive that differs from that of the SPAC Public Shareholders to pursue and consummate an initial business combination, including the Business Combination, rather than to liquidate and to return all of the cash in the Trust Account to the SPAC Public Shareholders, even if that business combination were with a riskier or less-established target business. This may have influenced the NewHold management team’s motivation in identifying and selecting the Company as NewHold’s acquisition target and seeking to consummate the Business Combination. For the foregoing reasons, SPAC Public Shareholders should consider the NewHold management team’s financial incentive to complete the Business Combination when evaluating whether to redeem their Public Shares in connection with the consummation of the Business Combination. See also “NewHold’s Sponsor, directors and officers have interests in the Business Combination that are different from, or are in addition to, the interests of other SPAC Public Shareholders in recommending that shareholders vote in favor of approval of the Business Combination Proposal and approval of the other proposals described in this proxy statement/prospectus.”
The “net cash” per SPAC Public Share not being redeemed will be less than the per share redemption price.
Each SPAC Public Share not being redeemed will represent a “net cash” per share contribution equal to its pro rata share of the Trust Account by that SPAC Public Shareholder to the Company (which, as of March 31, 2026, was approximately $10.49 which is the approximate redemption amount per SPAC Public Share based on the Trust Account balance as of such date). This represents a higher contribution of net cash per share to the Company than (i) the PIPE Shares and the Company Ordinary Shares being issued to the shareholders of the Company pursuant to the Mergers, which are being issued at $10.00 per share, (ii) the $10.00 per unit paid by the Sponsor for the 552,600 SPAC Private Placement Units, with each such unit consisting of one SPAC Class A Ordinary Share and one-half of one SPAC Private Placement Warrant, and (iii) the $25,167.64 that was contributed by the Sponsor to NewHold in exchange for 6,707,663 Founder Shares, equal to approximately $0.004 per share. Accordingly, assuming that the “net cash” per SPAC Public Share being contributed to the Company reflects the cash being contributed at Closing by NewHold to the Company (i.e., the Trust Account balance net of redemptions, the amount funded by the PIPE Investors and any cash balances of NewHold outside of the Trust Account), the redemption price is expected to be greater than the net cash per share contributed by NewHold to the Company.
NewHold may be subject to securities class action and derivative lawsuits, which could result in substantial costs and may delay or prevent the Business Combination from being completed.
Securities class action lawsuits and derivative lawsuits are often brought against companies that have entered into agreements similar to the Business Combination Agreement or similar agreements. Even if the lawsuits are without merit, defending against these claims can result in substantial costs and divert management time and resources. An adverse judgment could result in monetary damages, which could have a negative impact on NewHold’s liquidity and financial condition. Additionally, if a plaintiff is successful in obtaining an injunction prohibiting the consummation of the Business Combination, that injunction may delay or prevent the Business Combination from being completed. Currently, NewHold is not aware of any securities class action lawsuits or derivative lawsuits being filed in connection with the Business Combination.
If NewHold is unable to complete the Business Combination or another business combination by the Deadline, and it is unable, or elect not, to seek an extension of such time period, it will cease all operations except for the purpose of winding up, redeeming 100% of the issued and outstanding SPAC Public Shares and, subject to the approval of its remaining shareholders and NewHold Board, liquidating and dissolving. In such event, SPAC Public Shareholders may only receive $10.05 per share (or less than such amount in certain circumstances).
If NewHold is unable to complete the Business Combination or another business combination within the required time period and it is unable, or elect not, to seek another extension of such time period, it will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem the SPAC Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest on the Trust Account (which interest shall be net of taxes payable and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then SPAC Public Shares then in issue, which redemption will completely extinguish SPAC Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of remaining shareholders and NewHold Board, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. In such case, SPAC Public Shareholders may only receive $10.05 per share (or less than $10.05 per share in certain circumstances where a third party brings a claim against NewHold that the Sponsor is unable to indemnify (as described herein)), and SPAC Public Warrants will expire worthless.
In addition, NewHold cannot assure you that it will properly assess all claims that may be potentially brought against it. As a result, its shareholders could potentially be liable for any claims to the extent of distributions received by them (but no more). Accordingly, NewHold cannot assure you that third parties will not seek to recover from NewHold shareholders amounts owed to them by NewHold.

If the Business Combination is not completed, potential target businesses may have leverage over NewHold in negotiating a business combination; and NewHold’s ability to conduct due diligence on a business combination as it approaches the Deadline may decrease.
Any potential target business with which NewHold enters into negotiations concerning an initial business combination will be aware that it must complete an initial business combination by the Deadline, unless it amends the SPAC Articles to further extend the time to consummate an initial business combination. Consequently, if NewHold is unable to complete this Business Combination, a potential target business may obtain leverage over it in negotiating an initial business combination. This risk will increase as NewHold gets closer to the time frame described above. In addition, NewHold may have limited time to conduct due diligence and may enter into an initial business combination on terms that it would have rejected upon a more comprehensive investigation.
If third parties bring claims against NewHold, the proceeds held in the Trust Account could be reduced and the per-share redemption or liquidation amount received by NewHold shareholders may be less than $10.05 per share.
NewHold’s placing of funds in the Trust Account may not protect those funds from third-party claims against it. Although NewHold has obtained waiver agreements from certain vendors, service providers and prospective target businesses whereby such parties have waived any right, title, interest or claim of any kind they may have in or to any monies held in the Trust Account, there is no guarantee that they or other parties who did not execute such waivers will not seek recourse against the Trust Account. Furthermore, there is no guarantee that a court will uphold the validity of such agreements. Accordingly, the proceeds held in the Trust Account could be subject to claims that could take priority over those of SPAC Public Shareholders. Consequently, you may receive less than $10.05 per share in connection with any redemption of your SPAC Public Shares.
In the event of the liquidation of the Trust Account upon the failure to consummate an initial business combination by the Deadline, the Sponsor has agreed to indemnify and hold harmless NewHold against any and all loss, liability, claim, damage and expense whatsoever to which NewHold may become subject as a result of any claim by (i) any third party for services rendered or products sold to NewHold or (ii) any prospective target business with which NewHold has entered into a written letter of intent, confidentiality or other similar agreement or merger agreement to the extent necessary to ensure that such claims by a third party or the target do not reduce the amount of funds in the Trust Account to below the lesser of (a) $10.05 per SPAC Public Share and (b) the actual amount per share held in the Trust Account as of the date of the liquidation due to reductions in the value of the trust assets, less taxes payable, provided that such indemnification will not apply to any claims by a third party that executed a waiver of any and all rights to seek access to the Trust Account, nor will it apply to any claims under indemnity of the underwriters of the SPAC IPO against certain liabilities, including liabilities under the Securities Act. However, NewHold has not independently verified whether the Sponsor has sufficient funds to satisfy their indemnity obligations and has not asked the Sponsor to reserve for such indemnification obligations. Therefore, NewHold cannot assure you that its Sponsor would be able to satisfy those obligations. If the Sponsor is unable to satisfy its obligations or assert that it has no indemnification obligations related to a particular claim, NewHold independent directors would determine whether to take legal action against the Sponsor to enforce its indemnification obligations. While NewHold currently expects that its independent directors would take legal action on its behalf against the Sponsor to enforce its indemnification obligations to NewHold, it is possible that NewHold’s independent directors, in exercising their fiduciary duties, may choose not to do so in any particular instance. As a result, if any such claims were successfully made against the Trust Account, the funds available for NewHold’s business combination and redemptions could be reduced to less than $10.05 per SPAC Public Share. In such event, you would receive such lesser amount per share.
If, before distributing the proceeds in the Trust Account to its SPAC Public Shareholders, NewHold files a bankruptcy or insolvency petition or an involuntary bankruptcy or insolvency petition is filed against it that is not dismissed, the per-share amount that would otherwise be received by NewHold shareholders in connection with NewHold’s liquidation may be reduced.
If, before distributing the proceeds in the Trust Account to SPAC Public Shareholders, NewHold files a bankruptcy or insolvency petition or an involuntary bankruptcy or insolvency petition is filed against it that is not dismissed, the proceeds held in the Trust Account could be subject to applicable bankruptcy or insolvency law, and may be included in its bankruptcy or insolvency estate and subject to the claims of third parties with priority over the claims of its shareholders. To the extent any bankruptcy or insolvency claims deplete the Trust Account, the per-share amount that would otherwise be received by NewHold shareholders in connection with NewHold’s liquidation may be reduced.
Additionally, if NewHold is forced to file a bankruptcy or insolvency petition or an involuntary bankruptcy or insolvency petition is filed against it that is not dismissed, any distributions received by NewHold’s shareholders could be viewed under applicable debtor/creditor and/or bankruptcy and/or insolvency laws as either a “preferential transfer” or a “fraudulent conveyance.” As a result, a bankruptcy or insolvency court could seek to recover all amounts received by NewHold’s shareholders. Because NewHold intends to distribute the proceeds held in the Trust Account to SPAC Public Shareholders promptly after the expiration of the time period to complete a business combination, this may be viewed or interpreted as giving preference to SPAC Public Shareholders over any potential creditors with respect to access to or distributions from NewHold’s assets. Furthermore, NewHold Board may be viewed as having breached its fiduciary duties to NewHold’s creditors and/or as having acted in bad faith by paying SPAC Public Shareholders from the Trust Account prior to addressing the claims of creditors, thereby exposing itself and NewHold to claims of punitive damages. NewHold cannot assure you that claims will not be brought against it for these reasons.
NewHold’s Sponsor, directors and officers have interests in the Business Combination that are different from, or are in addition to, the interests of other SPAC Public Shareholders in recommending that shareholders vote in favor of approval of the Business Combination Proposal and approval of the other proposals described in this proxy statement/prospectus.
When considering NewHold Board’s recommendation that NewHold’s shareholders vote in favor of the approval of the Business Combination Proposal, shareholders should be aware that the Sponsor, NewHold’s directors and officers have interests in the Business Combination that are different from, or in addition to, the interests of the shareholders, which could cause them to benefit from and incentivize them to pursue a business combination with a less favorable target company or on terms less favorable to non-redeeming shareholders rather than liquidate, subject always to their fiduciary duties under Cayman Islands law. NewHold directors were aware of and considered these interests, among other matters, in evaluating the Business Combination and did not believe that such interests would preclude them from approving the Business Combination or from recommending the Business Combination to shareholders, considering that these interests would be disclosed in this proxy statement/prospectus. Shareholders should take these interests into account in deciding whether to approve the Business Combination. These interests include, among other things:
•
the fact that the Sponsor paid an aggregate of $25,167.64 for 6,707,663 Founder Shares, which will have a significantly higher value at the time of the Business Combination but will become worthless if a business combination is not consummated by Deadline. On February 19, 2025, the Sponsor transferred 278,000 Founder Shares to the NewHold Board, resulting in the Sponsor holding 6,429,663 Founder Shares. Based on the closing price for the SPAC Public Shares of $10.68 on the Nasdaq on August 7, 2026, the value of the Founder Shares held by the Founder Shareholders would be $71,637,840.84;

•
the fact that the Sponsor paid an aggregate of approximately $5,526,000 for its 552,600 SPAC Private Placement Units and that the SPAC Private Placement Warrants underlying such units will expire worthless if a business combination is not consummated by the Deadline;

•
the fact that the Founder Shareholders are anticipated to hold 1.1% of issued and outstanding shares of the Company immediately following the Business Combination (assuming No Redemptions and the exercise of SPAC Private Placement Warrants);

•
the fact that, given the differential in the purchase price that the Sponsor paid for the Founder Shares and the purchase price that the Sponsor paid for the SPAC Private Placement Units as compared to the price of the SPAC Public Shares and SPAC Public Units and the substantial number of SPAC Class A Ordinary Shares that the Founder Shareholders will receive upon conversion of the Founder Shares and (as applicable) SPAC Private Placement Warrants and SPAC Class A Ordinary Shares underlying the SPAC Private Placement Units, the Founder Shareholders can earn a positive return on their investment, even if SPAC Public Shareholders have a negative return on their investment;

•
the fact that the Founder Shareholders and the directors and executive officers of SPAC have agreed not to redeem any SPAC Ordinary Shares held by it in connection with the shareholder vote to approve a proposed initial business combination pursuant to the SPAC IPO Letter Agreement;

•
the fact that the Founder Shareholders will lose their entire investment in us if an initial business combination is not consummated by the Deadline. The Sponsor, officers and directors and their respective affiliates have not incurred any out-of-pocket fees and expenses in relation to our initial business combination since the SPAC IPO;

•
the fact that the Sponsor has agreed to waive its rights to liquidating distributions from the Trust Account with respect to Founder Shares held by it if SPAC fails to complete an initial business combination by the Deadline;

•
the fact that the Sponsor, officers, directors and their respective affiliates are entitled to reimbursement of reasonable out-of-pocket expenses incurred by them in connection with certain activities on our behalf, such as identifying and investing possible business targets and business combinations. However, if SPAC fails to consummate a business combination within the required period, they will not have any claim against the Trust Account for reimbursement. Accordingly, we may not be able to reimburse these expenses if the Business Combination or another business combination is not consummated by the Deadline;

•
the right of the Founder Shareholders to transfer the Company Ordinary Shares and Company Warrants following the Business Combination, subject to the Lock-Up Arrangements set forth in the Sponsor Support Agreement;

•
in the event of the liquidation of the Trust Account upon the failure of SPAC to consummate a business combination by the Deadline, the Sponsor has agreed to indemnify SPAC to ensure that the proceeds in the Trust Account are not reduced below $10.05 per SPAC Public Share, or such lesser per-Public Share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into a written letter of intent, confidentiality or other similar agreement or claims of any third party (other than its independent public accountants) for services rendered or products sold to SPAC, provided that such indemnification will not apply to any claims by a third party that executed a waiver of any and all rights to seek access to the Trust Account, nor will it apply to any claims under indemnity of the underwriters of the SPAC IPO against certain liabilities, including liabilities under the Securities Act;

•
the Sponsor (including its representatives and affiliates) and SPAC’s officers and directors are, or in the future may become, affiliated with entities that are engaged in similar business to SPAC. The Sponsor and our officers and directors are not prohibited from sponsoring, or otherwise becoming involved with, another blank check company prior to SPAC completing its initial business combination. SPAC’s officers and directors may become aware of business opportunities which may be appropriate for presentation to SPAC, and the other entities to which they owe certain fiduciary or contractual duties. Accordingly, they may have had conflicts of interest in determining to which entity a particular business opportunity should be presented. These conflicts may not be resolved in SPAC’s favor and such potential business opportunities may be presented to other entities prior to their presentation to SPAC, subject always to applicable fiduciary duties under Cayman Islands law. The SPAC Articles provide that SPAC renounces its interest in any corporate opportunity offered to any officer or director of SPAC. This waiver allows SPAC’s officers and directors to allocate opportunities based on a combination of the objectives and fundraising needs of the target, as well as the investment objectives of the entity. SPAC does not believe that the waiver of the corporate opportunities doctrine otherwise had a material impact on its search for an acquisition target;

•
the fact that Kevin Charlton, SPAC’s Chief Executive Officer, Polly Schneck, SPAC’s Chief Financial Officer, and Samy Hammad, SPAC’s President and Chief Operating Officer, are entitled to receive deferred compensation of $15,000 per month each, all of which will become payable by SPAC upon consummation of SPAC’s initial business combination, including the Business Combination, and therefore such officers may have an incentive for SPAC to complete the Business Combination rather than liquidate. Polly Schneck also receives $7,100 per month, and Samy Hammad also receives $21,500 per month, in each case paid on a current basis out of the Administrative Services Fee prior to consummation of SPAC’s initial business combination, for services provided to SPAC;

•
the fact that the Business Combination Agreement provides for the continued indemnification of some of our existing directors and officers and the continuation of our directors’ and officers’ liability insurance after the Business Combination; and

•	the fact that we have entered into a registration rights agreement with the Founder Shareholders, which provides for customary registration rights to them and their permitted transferees.
The personal and financial interests of the Sponsor, SPAC’s directors and officers may have influenced their motivations in identifying and selecting the Company and completing a business combination with the Company, and may influence the operation of the Company following the Business Combination by some of them. For more information about SPAC’s business and Sponsor’s shareholding in SPAC, see the section entitled “Other Information Related to SPAC.” For dilution of non-redeeming SPAC Public Shareholders, see “Questions and Answers about the Business Combination and the Extraordinary General Meeting—Q. What ownership levels will current shareholders of NewHold have after consummation of the Business Combination” and “Summary of the Proxy Statement/Prospectus—Potential Sources of Dilution.”
The exercise of discretion by NewHold’s directors and officers in agreeing to changes to the terms of or waivers of the Closing Conditions may result in a conflict of interest when determining whether such changes to the terms of the Business Combination Agreement or waivers of conditions are appropriate and in the best interests of NewHold shareholders.
In the period leading up to the Closing, events may occur that would require NewHold to agree to amend the Business Combination Agreement, to consent to certain actions taken by the Company or to waive rights that NewHold is entitled to under the Business Combination Agreement. Such events could arise because of changes in the course of the Company’s business, a request by the Company to undertake actions that would otherwise be prohibited by the terms of the Business Combination Agreement or the occurrence of other events that would have a material adverse effect on the Company’s business and would entitle NewHold to terminate the Business Combination Agreement. NewHold may also agree to waive, in whole or in part, one or more of the conditions to its obligations to complete the Business Combination, to the extent permitted by the SPAC Articles. In any of such circumstances, it would be in the discretion of NewHold, acting through NewHold Board, to grant its consent or waive its rights. The existence of the financial and personal interests of the directors described elsewhere in this proxy statement/prospectus may result in a conflict of interest on the part of one or more of the directors between what he or she may believe is best for NewHold and its shareholders and what he or she may believe is best for himself or herself or his or her affiliates in determining whether or not to take the requested action, subject always to their fiduciary duties under Cayman Islands law. As of the date of this proxy statement/prospectus, NewHold does not believe there will be any changes or waivers that its directors and officers would be likely to make after shareholder approval of the Business Combination has been obtained. While certain changes could be made without further shareholder approval, if there were a change to the terms of the Business Combination that would have a material impact on the shareholders, a new or amended proxy statement or supplement thereto will be required to be circulated and NewHold will need to resolicit the vote of its shareholders with respect to the Business Combination Proposal.
The parties to the Business Combination Agreement may waive one or more of the conditions to the Business Combination or certain of the other transactions contemplated by the Business Combination Agreement.
The parties to the Business Combination Agreement may agree to waive, in whole or in part, some of the conditions to the obligations to consummate the Business Combination or certain of the other transactions contemplated by the Business Combination Agreement, to the extent permitted by the SPAC Articles, the PIPE Subscription Agreements and applicable law. For example, it is a condition to NewHold’s obligations to consummate the Business Combination that certain of NewHold’s and the Company’s representations and warranties are true and correct in all respects as of the Closing, subject to the materiality exceptions set forth in the Business Combination Agreement. However, if the NewHold Board determines that it is in the best interests of NewHold to waive any such breach, then the NewHold Board may elect to waive that condition and consummate the Business Combination; provided that no party is able to waive the condition that NewHold shareholders approve the Business Combination Proposal.
If NewHold is deemed to be an investment company under the Investment Company Act, it may be required to institute burdensome compliance requirements and its activities may be restricted, which may make it difficult for it to complete the Business Combination.
The SEC’s adopting release, Special Purpose Acquisition Companies, Shell Companies, and Projections, Release No. 33-11265, adopted on January 24, 2024, provided guidance regarding the circumstances in which a SPAC could be deemed an investment company under the Investment Company Act. Whether a SPAC is an investment company depends on the particular facts and circumstances, and NewHold cannot assure you that it will not be deemed to have operated as an unregistered investment company. If NewHold were deemed to be an investment company, its activities could be restricted, including with respect to the nature of its investments and the issuance of securities, and it could be required to register as an investment company, adopt a different corporate structure and comply with burdensome reporting, recordkeeping, voting, proxy, disclosure and other regulatory requirements. Any such restrictions or requirements could make it more difficult for NewHold to complete the Business Combination.

To mitigate this risk, the proceeds held in the Trust Account have been invested only in U.S. Treasury obligations with a maturity of 185 days or less or in money market funds that invest solely in direct U.S. Treasury obligations and meet the conditions of Rule 2a-7 under the Investment Company Act. These investments are intended to be temporary and solely to facilitate the Business Combination or another business combination. Because the risk that NewHold could be deemed an investment company may increase the longer it holds investments in the Trust Account, NewHold may instruct Continental Stock Transfer & Trust Company, as trustee of the Trust Account, at any time to liquidate those investments and instead hold the funds in cash or in an interest-bearing demand deposit account at a bank. If NewHold holds funds in such accounts, those amounts may exceed applicable FDIC insurance limits, and adverse developments affecting financial institutions generally or the institutions holding such funds could impair the value of the assets in the Trust Account and adversely affect NewHold’s liquidity, financial condition and prospects.
Pursuant to the trust agreement governing the Trust Account, Continental Stock Transfer & Trust Company is not permitted to invest in securities or assets other than as described above. By limiting the permitted investments of the Trust Account and maintaining a business plan focused on acquiring and growing an operating business for the long term, rather than investing in securities for return, NewHold intends to avoid being deemed an investment company. The Trust Account is intended solely as a temporary depository for funds pending the earliest of: (i) the completion of the Business Combination or another business combination; (ii) the redemption of SPAC Public Shares properly submitted in connection with certain amendments to the SPAC Articles; or (iii) absent the consummation of a business combination by the Deadline, the return of the funds in the Trust Account to SPAC Public Shareholders.
NewHold is aware of litigation asserting that certain SPACs should be treated as investment companies. NewHold cannot assure you that similar claims would not be asserted against it or that a court or regulatory authority would agree with its position. If NewHold were deemed to be subject to the Investment Company Act, compliance with the resulting regulatory requirements could require significant additional expense, hinder its ability to complete the Business Combination and, in the worst case, result in its liquidation. If NewHold is unable to complete the Business Combination or another business combination, SPAC Public Shareholders may receive only approximately $10.49 per share in the liquidation of the Trust Account, based on the Trust Account balance as of March 31, 2026, and would lose the opportunity to invest in the Company or another business combination.
NewHold may not be able to complete an initial business combination because such initial business combination may be subject to regulatory review and approval requirements, including foreign investment regulations and review by government entities such as the Committee on Foreign Investment in the United States (“CFIUS”), or may be ultimately prohibited.
The Business Combination may be subject to regulatory review and approval requirements by governmental entities, or ultimately prohibited. For example, CFIUS has authority to review direct or indirect foreign investments in U.S. companies. Among other things, CFIUS is empowered to require certain foreign investors to make mandatory filings, to charge filing fees related to such filings, and to self-initiate national security reviews of foreign direct and indirect investments in U.S. companies if the parties choose not to file voluntarily. If CFIUS determines that an investment subject to its jurisdiction presents national security risks, CFIUS has the power to require mitigation measures on the investment or can recommend that the President prohibit it or order divestment. Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on – among other factors – the nature and structure of the transaction, the nationality of the parties, the level of beneficial ownership interest and the nature of any information or governance rights involved.
The Sponsor is a limited liability company formed in Delaware and is not controlled by, nor does it have substantial ties with, a non-U.S. person. The Sponsor is therefore not a “foreign person” as defined in the CFIUS regulations. Although newcleo is a private limited company organized under the laws of England and Wales (that will re-register as a public limited company under the laws of England and Wales prior to the completion of the Business Combination) and a majority of newcleo’s shareholders are non-U.S. persons, NewHold and newcleo do not believe that the Business Combination is a “covered transaction” as such term is defined in the CFIUS regulations.
If the Business Combination falls within CFIUS’s jurisdiction, NewHold may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the transaction without notifying CFIUS and risk CFIUS intervention, before or after closing the transaction. If CFIUS were to review the Business Combination, CFIUS may decide to block or delay the Business Combination, impose conditions with respect to the Business Combination, recommend that the President of the United States order NewHold to divest all or a portion of the U.S. target business of the Business Combination that NewHold acquired without first obtaining CFIUS approval, or impose penalties if CFIUS believes that a mandatory notification requirement applied and was not met. The CFIUS review process could be lengthy. Because NewHold has only a limited time to complete the Business Combination, NewHold’s failure to obtain any required approvals by the Deadline may require NewHold to liquidate.
If NewHold is unable to consummate an initial business combination by the Deadline, including as a result of extended regulatory review of a potential initial business combination, NewHold will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter (and subject to lawfully available funds therefor), redeem the SPAC Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust account, including interest earned on the funds held in the Trust account and less up to $100,000 of interest to pay dissolution expenses), divided by the number of then-outstanding SPAC Public Shares, which redemption will completely extinguish SPAC Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of NewHold’s remaining shareholders and the NewHold Board, liquidate and dissolve, subject in each case to NewHold’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. In such event, NewHold’s shareholders would miss the opportunity to benefit from an investment in a target company and the appreciation in value of such investment. Additionally, the SPAC Warrants would be worthless.
Litigation or investigations involving members of NewHold’s management team, board or affiliates could divert attention and adversely affect the Business Combination.
Members of NewHold’s management team and board have served as founders, directors, officers, executives or employees of other companies and, as a result, certain of those persons, as well as NewHold’s affiliates, have been, may be or may in the future become involved in litigation, investigations or other proceedings relating to those companies, transactions involving those companies or otherwise. In addition, members of NewHold’s management team and board may become involved in proceedings relating to their personal conduct or actions taken in their capacities as directors or officers and may be personally named in such matters. Any resulting liability may or may not be covered by insurance or indemnification. The defense or prosecution of any such matters could be time-consuming, divert the attention and resources of NewHold’s management team and board, harm NewHold’s reputation and adversely affect NewHold, including its ability to consummate the Business Combination.
The Business Combination may be completed, even though material adverse effects may result from the announcement of the Business Combination, industry-wide changes and other causes.
Pursuant to the Business Combination Agreement, NewHold may refuse to complete the Business Combination if certain types of changes or conditions that constitute a material adverse effect on the business, assets, results of operations or condition of the Company occur between the signing date of the Business Combination Agreement and the planned Closing. However, NewHold may waive the occurrence of a material adverse effect affecting the Company and consummate the Business Combination despite the occurrence of such event. If a material adverse effect affecting the Company occurs and the parties still consummate the Business Combination, the market trading price of the Company’s securities may suffer.
Delays in completing the Business Combination may substantially reduce the expected benefits of the Business Combination.
The completion of the Business Combination is subject to a number of conditions, including the receipt of required regulatory approvals, the effectiveness of this proxy statement/prospectus, the approval of NewHold’s shareholders, satisfaction of Nasdaq listing requirements and the satisfaction or waiver of other customary closing conditions.
Satisfying these conditions may take longer than NewHold currently expects and could require additional time and expense. Further, regulators that NewHold and the Company do not currently expect to review the Business Combination (including regulators whose authorities pertain to foreign investment matters) may require NewHold and the Company to provide information regarding the Business Combination or may subject the Business Combination to specific regulatory review processes, which may delay the Business Combination. Any delay could increase transaction costs, prolong the period during which NewHold and the Company are required to devote substantial management time and resources to the transaction, increase the risk of shareholder redemptions, reduce the amount of cash available at Closing, adversely affect the availability or terms of any financing needed in connection with the Business Combination and expose the transaction to intervening adverse changes in market, regulatory or business conditions.

As a result, a delay in completing the Business Combination could materially reduce the benefits that NewHold expects to achieve from the transaction or make it more difficult to complete the Business Combination on the currently contemplated terms, or at all.
NewHold’s Sponsor, directors or officers, the Company or their respective affiliates may elect to purchase shares or SPAC Public Warrants from SPAC Public Shareholders, which could have a depressive effect on NewHold’s securities.
Subject to Rule 14e-5 of the Exchange Act, at any time prior to the Extraordinary General Meeting, during a period when they are not then aware of any material nonpublic information regarding NewHold or its securities or otherwise, NewHold’s Sponsor, directors or officers, the Company or their respective affiliates may purchase SPAC Class A Ordinary Shares or SPAC Public Warrants in privately negotiated transactions or in the open market, although they are under no obligation to do so. Such a purchase of SPAC Class A Ordinary Shares may include a contractual acknowledgment that such shareholder, although still the record holder of NewHold’s shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. Such a purchase of SPAC Class A Ordinary Shares will be made at a price per share no higher than the per share redemption price offered to SPAC Public Shareholders through the redemption process. The purpose of such purchases and other transactions would be to minimize redemptions of SPAC Public Shares and to ensure that NewHold has in excess of $5,000,001 of net tangible assets, which is a Closing Condition under the Business Combination Agreement, if it appears that such requirement would otherwise not be met. Any SPAC Public Shares so purchased by NewHold’s Sponsor, directors or officers, the Company or their respective affiliates will not be voted in favor of the Business Combination Proposal and other proposals. None of NewHold’s Sponsor, directors or officers, the Company or their respective affiliates may make any such purchases when they are in possession of any material nonpublic information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act. If any purchases was made, NewHold will disclose in a Form 8-K, prior to the date of the Extraordinary General Meeting, (i) the amount of SPAC Class A Ordinary Shares so purchased by NewHold’s Sponsor, directors or officers, the Company, or their respective affiliates, along with the purchase price; (ii) the purpose of such purchases; (iii) the impact, if any, of such purchases by NewHold’s Sponsor, directors and officers, the Company and their respective affiliates on the likelihood that the Business Combination will be approved; (iv) the identities of SPAC Public Shareholders who sold to NewHold’s Sponsor, directors or officers, the Company or their respective affiliates (if not purchased on the open market) or the nature of SPAC Public Shareholders (e.g. holders of 5% SPAC Class A Ordinary Shares or more) who sold to NewHold’s Sponsor, directors or officers, the Company or their respective affiliates; and (v) the number of SPAC Class A Ordinary Shares for which NewHold has received redemption request pursuant to its redemption offer. For more discussion on the purchase of SPAC Class A Shares by NewHold’s Sponsor, directors or officers, or their respective affiliates, see “Effecting Our Initial Business Combination—General—Permitted Purchases of Our Securities.” Entering into any such arrangements may have a depressive effect on the SPAC Class A Ordinary Shares. For example, as a result of these arrangements, an investor or holder may have the ability to effectively purchase SPAC Class A Ordinary Shares at a price lower than market and may therefore be more likely to sell the SPAC Class A Ordinary Shares he owns prior to the Extraordinary General Meeting. As of the date of this proxy statement/prospectus, none of NewHold’s Sponsor, directors or officers, the Company or their respective affiliates have made any purchase of SPAC Class A Ordinary Shares, and neither of NewHold or the Company are aware of any intention to make any such purchase.

Because NewHold is incorporated under the laws of the Cayman Islands and the Company is incorporated under the laws of England and Wales, you may face difficulties in protecting your interests, including in the event the Business Combination is not completed, and your ability to protect your rights through U.S. federal courts may be limited.
NewHold is an exempted company incorporated under the laws of the Cayman Islands, and the Company is incorporated under the laws of England and Wales. As a result, it may be difficult for investors to effect service of process within the United States upon NewHold’s and/or the Company’s directors or officers, or to enforce judgments obtained in the United States courts against NewHold’s and/or the Company’s directors or officers. The corporate affairs of NewHold are governed by the SPAC Articles, the Cayman Companies Act and the common law of the Cayman Islands. NewHold is also subject to the federal securities laws of the United States. The rights of NewHold’s shareholders to take action against NewHold’s directors, actions by minority shareholders and the fiduciary duties of NewHold’s directors to NewHold under Cayman Islands law are to a large extent governed by the common law of the Cayman Islands. The common law of the Cayman Islands is derived in part from comparatively limited judicial precedent in the Cayman Islands as well as from English common law, the decisions of whose courts are of persuasive authority but are not binding on a court in the Cayman Islands. The rights of NewHold’s shareholders and the fiduciary duties of NewHold’s directors under Cayman Islands law are not as clearly established as they would be under statutes or judicial precedent in some jurisdictions in the United States. In particular, the Cayman Islands has a different body of securities laws than the United States, and certain states, such as Delaware, may have more fully developed and judicially interpreted bodies of corporate law than the Cayman Islands. In addition, Cayman Islands companies may not have standing to initiate a shareholder derivative action in a federal court of the United States.
Although there is currently no statutory enforcement in the Cayman Islands of judgments obtained in the federal or state courts of the United States, and the Cayman Islands are not a party to any treaties for the reciprocal enforcement or recognition of such judgments, the courts of the Cayman Islands may recognize and enforce a foreign money judgment of a foreign court of competent jurisdiction without a retiral on the merits based on the principle that a judgment of a competent foreign court imposes upon the judgment debtor an obligation to pay the amount for which judgment has been given, provided certain conditions are met. For a foreign judgment to be enforced in the Cayman Islands, such judgment must be final and conclusive, given by a court of competent jurisdiction (the courts of the Cayman Islands will apply the rules of Cayman Islands private international law to determine whether the foreign court is a court of competent jurisdiction), and must not be in respect of taxes, a fine, or a penalty, inconsistent with a Cayman Islands judgment on the same matter, impeachable on the grounds of fraud, or obtained in a manner or of a kind that would be contrary to natural justice or the public policy of the Cayman Islands. There is uncertainty as to whether the courts of the Cayman Islands would (1) recognize or enforce judgments of United States courts obtained against NewHold or its directors or officers predicated upon the civil liability provisions of the federal securities laws of the United States or the securities laws of any state in the United States or (2) in original actions brought in the Cayman Islands, to impose liabilities against is predicated upon the securities laws of the United States or any state in the United States, so far as the liabilities imposed by those provisions are penal in nature. Whether a judgment obtained from the U.S. courts under civil liability provisions of the securities laws will be determined by the courts of the Cayman Islands to be unenforceable, due to it being penal or punitive in nature or otherwise, will be fact specific. A Cayman Islands court may stay enforcement proceedings if concurrent proceedings are being brought elsewhere.
Shareholders of Cayman Islands exempted companies have no general rights under Cayman Islands law to inspect or obtain copies of NewHold’s list of shareholders or corporate records, other than its memorandum and articles of association, any special resolutions passed by it and its register of mortgages and charges. NewHold’s directors have discretion under its amended and restated memorandum and articles of association to determine whether or not, and under what conditions, its corporate records may be inspected by its shareholders, but are not obliged to make them available to shareholders. This may make it more difficult for NewHold’s shareholders to obtain the information needed to establish any facts necessary for a shareholder motion or to solicit proxies from other shareholders in connection with a proxy contest. As a result of the foregoing, NewHold’s shareholders may have more difficulty in protecting their interests in the face of actions taken by management, members of the board of directors or controlling shareholders than they would as public shareholders of a corporation incorporated in the United States.

Certain judgments obtained against NewHold by NewHold’s shareholders may not be enforceable.
NewHold is a Cayman Islands exempted company incorporated under the law of the Cayman Islands. As a result, it may be difficult or impossible for NewHold’s shareholders to bring an action against NewHold or against these individuals in the United States in the event that they believe that their rights have been infringed under the U.S. federal securities laws or otherwise. Even if they are successful in bringing an action of this kind, the laws of the Cayman Islands may render them unable to enforce a judgment against NewHold’s assets or the assets of their respective directors and officers.
Future resales of the Company Ordinary Shares issued in connection with the Business Combination may cause the market price of the Company Ordinary Shares to drop significantly, even if the Company’s business is doing well.
The Restricted Company Shareholders and the Sponsor have entered into Lock-Up Arrangements with the Company and NewHold. The Sponsor has, pursuant to the support agreement, and the Restricted Company Shareholders have, under the newcleo A&R Articles, agreed that, during the applicable lock-up period, they will not offer, sell, contract to sell, pledge, grant any option to purchase any shares, with respect to which such shareholder has beneficial ownership within the rules and regulations of the SEC (in each case, subject to certain exceptions set forth in the applicable agreement). See the section of this proxy statement/prospectus titled “Shares Eligible for Future Sale—Lock-Up Arrangements.”
Further, concurrently with the closing of the Transactions under the Business Combination Agreement, the Company, the Sponsor, SPAC and certain key Company Shareholders will enter into a registration rights agreement that will provide the Sponsor and the other parties thereto with customary demand registration rights and piggy-back registration rights with respect to registration statements filed by the Company after the Closing. See the section of this proxy statement/prospectus titled “The Business Combination—Certain Agreements Related to the Business Combination—Registration Rights Agreement.”
Upon expiration of the applicable lock-up period and upon the effectiveness of any registration statement that the Company files pursuant to the above-referenced registration rights agreement, in a registered offering of securities pursuant to the Securities Act or otherwise in accordance with Rule 144 under the Securities Act (subject to the satisfaction of certain conditions for Rule 144 to be available, the Company shareholders may sell large amounts of Company Ordinary Shares in the open market or in privately negotiated transactions, which could have the effect of increasing the volatility in the trading price of the Company Ordinary Shares or putting significant downward pressure on the price of the Company Ordinary Shares. Further, sales of Company Ordinary Shares upon expiration of the applicable lock-up period could encourage short sales by market participants. Generally, short selling means selling a security, contract or commodity not owned by the seller. The seller is committed to eventually purchase the financial instrument previously sold. Short sales are used to capitalize on an expected decline in the security’s price. Short sales of Company Ordinary Shares could have a tendency to depress the price of the Company Ordinary Shares, which could increase the potential for short sales.
NewHold cannot predict the size of future issuances of Company Ordinary Shares or the effect, if any, that future issuances and sales of shares of Company Ordinary Shares will have on the market price of the Company Ordinary Shares. Sales of substantial amounts of Company Ordinary Shares (including those shares issued in connection with the Business Combination), or the perception that such sales could occur, may materially and adversely affect prevailing market prices of Company Ordinary Shares.
NewHold and the Company will incur significant transaction and transition costs in connection with the Business Combination.
NewHold and the Company have both incurred and expect to incur significant non-recurring costs in connection with consummating the Transactions and operating as a public company following the consummation of the Transactions. The Company may also incur additional costs to retain key employees. All expenses incurred in connection with the Transactions, including all legal, accounting, consulting, investment banking and other fees, expenses and costs, will be for the account of the party incurring such fees, expenses and costs or allocated between NewHold and the Company pursuant to the Business Combination Agreement and the other Transaction Agreements.

Subsequent to the completion of the Business Combination, the Company may be required to take write-downs or write-offs, restructure its operations and incur impairment or other charges that could have a significant negative effect on its financial condition, results of operations and the Company’s share price, which could cause you to lose some or all of your investment.
Although NewHold has conducted extensive due diligence on the Company, NewHold cannot assure you that this diligence will surface all material issues that may be present in the Company’s business, that it would be possible to uncover all material issues through a customary amount of due diligence, or that factors outside of the Company’s business and outside of its control will not later arise. As a result of these factors, the Company may be forced to later write-down or write-off assets, restructure its operations, or incur impairment or other charges that could result in its reporting losses. Even if NewHold’s due diligence successfully identified certain risks, unexpected risks may arise and previously known risks may materialize in a manner not consistent with NewHold’s preliminary risk analysis. Even though these charges may be non-cash items and would not have an immediate impact on the Company’s liquidity, the fact that the Company reports charges of this nature could contribute to negative market perceptions of the Company or its securities. In addition, charges of this nature may cause the Company to violate net worth or other covenants to which the Company may be subject. Accordingly, any shareholders who choose to remain shareholders following the Business Combination could suffer a reduction in the value of their shares. Such shareholders are unlikely to have a remedy for such reduction in value.
The Company Ordinary Shares to be received by NewHold’s shareholders as a result of the Business Combination will have different rights from SPAC Ordinary Shares.
Following completion of the Business Combination, NewHold’s shareholders will no longer be shareholders of NewHold but will instead be shareholders of the Company. There will be important differences between your current rights as a NewHold shareholder and your rights as a Company shareholder. See “Comparison of Rights of Company Shareholders and SPAC Shareholders” for a discussion of the different rights associated with the Company Ordinary Shares.
SPAC Public Shareholders who do not redeem their SPAC Public Shares will experience substantial and immediate dilution upon Closing of the Business Combination as a result of the SPAC Class B Ordinary Shares held by the Sponsor, since the value of the SPAC Class B Ordinary Shares is likely to be substantially higher than the nominal price paid for them, as well as a result of the issuance of the Company Ordinary Shares in the Business Combination and the PIPE Financing, and will have a reduced ownership after consummation of the Business Combination and will exercise less influence over management.
After the completion of the Business Combination, NewHold’s shareholders will own a smaller percentage of the Company than they currently own in NewHold. The issuance of a significant number of Company Ordinary Shares in the Business Combination and in connection with the PIPE Financing will dilute the equity interests of SPAC Public Shareholders in the Company following the Business Combination and may adversely affect prevailing market prices for the Company Ordinary Shares. In addition, the Sponsor acquired the Founder Shares at a nominal price, also significantly contributing to this dilution.
Upon the completion of the Business Combination and the consummation of the PIPE Financing, and assuming No Redemptions and the exercise of all issued and outstanding SPAC Warrants, it is anticipated that (i) the Company Shareholders will retain an ownership interest of approximately 81.5% of the Company’s total issued and outstanding share capital; (ii) the Sponsor and its affiliates will hold approximately 1.2% of the Company’s total issued and outstanding share capital, giving effect to the Founder Shares, the SPAC Class A Ordinary Shares underlying the SPAC Private Placement Units and the SPAC Class A Ordinary Shares issuable upon exercise of the SPAC Private Placement Warrants; (iii) the SPAC Public Shareholders will hold approximately 6.7% of the Company’s total issued and outstanding share capital; (iv) the holders of SPAC Public Warrants will hold approximately 3.3% of the Company’s total issued and outstanding share capital; and (v) the PIPE Investors will hold approximately 7.3% of the Company’s total issued and outstanding share capital.
Assuming Intermediate Redemptions by SPAC Public Shareholders and the exercise of all issued and outstanding SPAC Warrants, it is anticipated that (i) the Company Shareholders will retain an ownership interest of approximately 84.1% of the Company’s total issued and outstanding share capital; (ii) the Sponsor and its affiliates will hold approximately 1.2% of the Company’s total issued and outstanding share capital, giving effect to the Founder Shares, the SPAC Class A Ordinary Shares underlying the SPAC Private Placement Units and the SPAC Class A Ordinary Shares issuable upon exercise of the SPAC Private Placement Warrants; (iii) the SPAC Public Shareholders will hold approximately 3.6% of the Company’s total issued and outstanding share capital; (iv) the holders of SPAC Public

Warrants will hold approximately 3.5% of the Company’s total issued and outstanding share capital; and (v) the PIPE Investors will hold approximately 7.6% of the Company’s total issued and outstanding share capital.
Assuming Maximum Redemptions by SPAC Public Shareholders and the exercise of all issued and outstanding SPAC Warrants, it is anticipated that (i) the Company Shareholders will retain an ownership interest of approximately 87.1% of the Company’s total issued and outstanding share capital; (ii) the Sponsor and its affiliates will hold approximately 1.2% of the Company’s total issued and outstanding share capital, giving effect to the Founder Shares, the SPAC Class A Ordinary Shares underlying the SPAC Private Placement Units and the SPAC Class A Ordinary Shares issuable upon exercise of the SPAC Private Placement Warrants; (iii) the SPAC Public Shareholders will hold approximately 0.3% of the Company’s total issued and outstanding share capital; (iv) the holders of SPAC Public Warrants will hold approximately 3.6% of the Company’s total issued and outstanding share capital; and (v) the PIPE Investors will hold approximately 7.8% of the Company’s total issued and outstanding share capital.
In addition, such ownership could be further reduced as a result of issuance of additional Company Ordinary Shares, including pursuant to any of the Company incentive plans (see “Executive and Director Compensation”) or the exercise of the Company Warrants, which may also adversely affect the prevailing market prices for Company Ordinary Shares. Consequently, SPAC Public Shareholders who do not redeem their SPAC Public Shares, as a group, will have reduced ownership in the Company compared to their ownership in NewHold.
Further, the Company may also, from time to time in the future, issue additional Company Ordinary Shares or securities convertible into Company Ordinary Shares pursuant to a variety of transactions, including acquisitions or other capital markets transactions. Issuing additional shares of its capital stock, other equity securities, or securities convertible into equity may dilute the economic and voting rights of SPAC Public Shareholders, reduce the market price of Company Ordinary Shares, or both. Preference shares, if issued, could have a preference with respect to liquidating distributions or a preference with respect to dividend payments that could limit the Company’s ability to pay dividends to the holders of Company Ordinary Shares. The Company’s decision to issue securities in any future offering will depend on market conditions and other factors beyond its control, which may adversely affect the amount, timing or nature of its future offerings. As a result, holders of Company Ordinary Shares upon the Closing, including SPAC Public Shareholders who do not redeem their SPAC Public Shares, will bear the risk that future offerings may reduce the market price of Company Ordinary Shares and dilute their percentage ownership further.
SPAC Public Shareholders who redeem their SPAC Public Shares may continue to hold the SPAC Public Warrants, which will result in additional dilution to non-redeeming SPAC Public Shareholders upon exercise.
Assuming maximum redemptions by the SPAC Public Shareholders and all the redeeming SPAC Public Shareholders continuing to hold the SPAC Public Warrants they own, an aggregate of 10,062,500 Company Warrants would be retained by these shareholders. The actual market price of the Company Warrants may be higher or lower on the date that holders seek to sell such Company Warrants. As a result, the redeeming SPAC Public Shareholders could recoup their entire investment and continue to hold Company Warrants, while non-redeeming SPAC Public Shareholders could suffer additional dilution in their percentage ownership and voting interest of the Company upon exercise of the Company Warrants held by redeeming SPAC Public Shareholders. Further, while the level of redemptions of SPAC Public Shares will not directly change the value of the Company Warrants because the Company Warrants will remain outstanding regardless of the level of redemptions, as redemptions of SPAC Public Shares increase, a holder of Company Warrants who exercises such Company Warrants will ultimately own a greater interest in the Company because there would be fewer shares outstanding overall. For dilution of non-redeeming SPAC Public Shareholders, see “Questions and Answers about the Business Combination and the Extraordinary General Meeting—Q. What ownership levels will current shareholders of NewHold have after consummation of the Business Combination” and “Summary of the Proxy Statement/Prospectus—Potential Sources of Dilution.”
Assuming maximum redemptions by the SPAC Public Shareholders and all the redeeming SPAC Public Shareholders continuing to hold the SPAC Public Warrants they own, the aggregate value of the SPAC Public Warrants that may be retained would be $18,112,500, based on the closing trading price per SPAC Public Warrant of $1.80 as of August 7, 2026.
The Company may issue additional Company Ordinary Shares or other equity securities without seeking approval of its shareholders, which would dilute your ownership interests and may depress the market price of the Company Ordinary Shares.
Upon consummation of the Business Combination, the Company may choose to seek third-party financing to provide additional working capital for its business, in which event the Company may issue additional equity securities.

Following the consummation of the Business Combination, the Company may also issue additional Company Ordinary Shares or other equity securities of equal or senior rank in the future for any reason or in connection with, among other things, future acquisitions, the redemption of outstanding warrants or repayment of outstanding indebtedness, without shareholder approval, in a number of circumstances.
The issuance of additional Company Ordinary Shares or other equity securities of equal or senior rank would have the following effects:
•	the proportionate ownership interest in the Company of the Company Shareholders and NewHold would decrease;
•	the amount of cash available per share, including for payment of dividends in the future, may decrease;
•	the relative voting strength of each previously outstanding Company Ordinary Share may be diminished; and
•	the market price of the Company Ordinary Shares may decline.
NewHold’s Sponsor owns SPAC Ordinary Shares that will be worthless if the Business Combination is not approved. Such interests may have influenced their decision to approve the Business Combination.
If the Business Combination or another business combination is not consummated by the Deadline, NewHold will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, subject to lawfully available funds, redeem 100% of the issued and outstanding SPAC Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account (which interest shall be net of taxes payable and less up to $100,000 of interest to pay dissolution expenses) divided by the number of SPAC Public Shares then in issue, which redemption will completely extinguish SPAC Public Shareholders’ rights as SPAC Shareholders (including the right to receive further liquidation distributions, if any) subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of its remaining shareholders and its board of directors, liquidating and dissolving, subject in each case to out obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law. In such event, the 6,429,663 SPAC Class B Ordinary Shares held by the Sponsor and certain SPAC directors and the 276,300 SPAC Private Placement Warrants underlying the SPAC Private Placement Units held by the Sponsor would be worthless because the Sponsor and its respective affiliates are not entitled to participate in any redemption or liquidating distribution with respect to these shares and the SPAC Private Placement Warrants will not be exercisable. On the other hand, if the Business Combination is consummated, each SPAC Class B Ordinary Share issued and outstanding immediately prior to the First Merger Effective Time will be automatically converted into one SPAC Class A Ordinary Share, and each SPAC Class A Ordinary Share, including those issued upon the automatic conversion of SPAC Class B Ordinary Shares described above, will convert into one Company Ordinary Share, subject to adjustment described herein, and each SPAC Warrant will be converted into a Company Warrant at the Closing. Based on the closing price for the SPAC Public Shares of $10.68 on Nasdaq on August 7, 2026, the value of the Founder Shares would be $71,637,840.84. Given (i) the differential in the purchase price that the Sponsor paid for the SPAC Class B Ordinary Shares as compared to the price of the SPAC Class A Ordinary Shares, (ii) the differential in the purchase price that the Sponsor paid for the SPAC Private Placement Warrants as compared to the price of SPAC Class A Ordinary Shares, and (iii) the substantial number of Company Ordinary Shares that the Sponsor will receive upon conversion of the SPAC Class B Ordinary Shares, separation of the SPAC Private Placement Units and/or SPAC Private Placement Warrants, the Sponsor can earn a positive return on their investment, even if SPAC Public Shareholders have a negative return on their investment.
These financial interests may have influenced the decision of NewHold Board to approve the Business Combination and could incentivize NewHold’s officers and directors to pursue a business combination with a less favorable target company or on terms less favorable to non-redeeming shareholders rather than liquidate and dissolve, subject always to their fiduciary duties under Cayman Islands law. In considering the recommendations of NewHold Board to vote for the Business Combination Proposal and other proposals, its shareholders should consider these interests. See the section of this proxy statement/prospectus titled “Proposal No. 1—The Business Combination Proposal—Recommendations of SPAC’s Board of Directors to SPAC’s Shareholders—Interests of Certain Persons in the Business Combination.”

The Sponsor is liable to ensure that proceeds of the Trust Account are not reduced by vendor claims in the event the Business Combination is not consummated. Such liability may have influenced NewHold Board’s decision to pursue the Business Combination and NewHold Board’s to approve it.
If the Business Combination or another business combination is not consummated by NewHold on or before the Deadline, the Sponsor will be liable to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by NewHold for services rendered or contracted for or for products sold to NewHold, but only if such a vendor or target business has not executed a waiver agreement. If NewHold consummates a business combination, on the other hand, NewHold or the Company will be liable for all such claims. NewHold has no reason to believe that the Sponsor will not be able to fulfill its indemnity obligations to NewHold.
These obligations of the Sponsor may have influenced NewHold Board decision to pursue the Business Combination with the Company or NewHold Board decision to approve the Business Combination. In considering the recommendations of NewHold Board to vote for the Business Combination Proposal and other proposals, shareholders should consider these interests. See the section of this proxy statement/prospectus titled “Proposal No. 1—The Business Combination Proposal—Recommendations of SPAC’s Board of Directors to SPAC’s Shareholders—Interests of Certain Persons in the Business Combination.”
NewHold’s directors may decide not to enforce the indemnification obligations of the Sponsor, resulting in a reduction in the amount of funds in the Trust Account available for distribution to SPAC Public Shareholders in the event a business combination is not consummated.
If proceeds in the Trust Account are reduced below $10.05 per SPAC Public Share and the Sponsor asserts that it is unable to satisfy its indemnification obligations or that it has no indemnification obligations related to a particular claim, NewHold’s independent directors would determine whether to take legal action against the Sponsor to enforce its indemnification obligations. While NewHold currently expects that its independent directors would take legal action on NewHold’s behalf against the Sponsor to enforce its indemnification obligations, it is possible that NewHold’s independent directors in exercising their business judgment may choose not to do so in any particular instance if, for example, the cost of such legal action is deemed by such independent directors to be too high relative to the amount recoverable or if the independent directors determine that a favorable outcome is not likely. If NewHold’s independent directors choose not to enforce these indemnification obligations, the amount of funds in the Trust Account available for distribution to SPAC Public Shareholders may be reduced below $10.05 per share.
NewHold and the Company have no history operating as a combined entity. The unaudited pro forma condensed combined consolidated financial information may not be an indication of the Company’s financial condition or results of operations following the Business Combination, and accordingly, you have limited financial information on which to evaluate the Company and your investment decision.
The Company and NewHold have no prior history as a combined entity, and their operations have not been previously managed on a combined basis. The unaudited pro forma condensed combined consolidated financial information contained in this proxy statement/prospectus has been prepared using the consolidated historical financial statements of NewHold and the Company and is presented for illustrative purposes only and should not be considered to be an indication of the results of operations, including, without limitation, future revenue, or financial condition of NewHold following the Business Combination. Certain adjustments and assumptions have been made regarding NewHold after giving effect to the Business Combination. The Company and NewHold believe these assumptions are reasonable. However, the information upon which these adjustments and assumptions have been made is preliminary, and these kinds of adjustments are difficult to make with accuracy. These assumptions may not prove to be accurate, and other factors may affect NewHold’s results of operations or financial condition following the consummation of the Business Combination. For these and other reasons, the historical and pro forma condensed consolidated financial information included in this proxy statement/prospectus does not necessarily reflect the Company’s results of operations and financial condition, and the actual financial condition and results of operations of the Company following the Business Combination may not be consistent with, or evident from, this pro forma financial information.
The Sponsor and certain officers and directors of NewHold have agreed to vote in favor of the Business Combination, regardless of how SPAC Public Shareholders vote.
As of the date of this proxy statement/prospectus, the Founder Shareholders and certain SPAC officers and directors own and are entitled to vote an aggregate of approximately 24.3% on an as-converted basis of the issued and outstanding SPAC Ordinary Shares. These holders have agreed to vote their SPAC Class B Ordinary Shares in favor of the Business Combination Proposal pursuant to the SPAC IPO Letter Agreement. Pursuant to the Sponsor Support Agreement entered into in connection with the Business Combination Agreement, the Sponsor has also agreed to vote its shares in favor of each of the SPAC Shareholder Proposals being presented at the Extraordinary General Meeting. Accordingly, it is more likely that the necessary shareholder approval for the Business Combination Proposal and the other proposals will be received than would be the case if these holders agreed to vote their SPAC Class B Ordinary Shares in accordance with the majority of the votes cast by SPAC Public Shareholders.
Changes in laws or regulations (including the adoption of policies by governing administrations), or a failure to comply with any laws and regulations, may adversely affect NewHold’s business, including its ability to negotiate and complete its initial business combination, financial condition, results of operations and prospects.
NewHold is subject to laws and regulations enacted by national, regional and local governments. These governing bodies may seek to change laws and regulations, as well as adopt new policies, including tariffs and other economic policies, that could negatively impact NewHold. In particular, NewHold is required to comply with certain SEC and other legal requirements. Compliance with, and monitoring of, applicable laws and regulations may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time and those changes could have a material adverse effect on NewHold’s business, investments and results of operations. In addition, a failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on NewHold’s business, including its ability to negotiate and complete its initial business combination, financial condition, results of operations and prospects.
The SEC has issued final rules and guidance relating to certain activities of special purpose acquisition companies. The need for compliance with these rules and guidance may increase the costs and the time needed to complete the Business Combination and may cause NewHold to liquidate at an earlier time than it might otherwise choose.
On January 24, 2024, the SEC issued final rules (the “SPAC Rules”), effective July 1, 2024, relating, among other things, (i) additional disclosures relating to sponsors of and persons related to special purpose acquisition companies such as NewHold; (ii) additional disclosures relating to business combination transactions involving such special purpose acquisition companies; (iii) additional disclosures relating to dilution and to conflicts of interest involving sponsors and their affiliates in both the initial public offerings and business combination transactions of such special purpose acquisition companies; (iv) additional disclosures regarding projections included in SEC filings in connection with proposed business combination transactions; and (v) the requirement that both such special purpose acquisition companies and their acquisition targets be co-registrants for business combination registration statements. In connection with the issuance of the SPAC Rules, the SEC also issued guidance (the “SPAC Guidance”) regarding the potential liability of certain participants in business combination transactions and the extent to which special purpose acquisition companies could become subject to regulation under the Investment Company Act. The need for compliance with the SPAC Rules and the SPAC Guidance may cause NewHold to liquidate at an earlier time than it might otherwise choose.
Certain of the procedures that NewHold or the Company may determine to undertake in connection with the SPAC Rules, or pursuant to the SPAC Guidance, may increase the costs and time of completing the Business Combination, and may constrain the circumstances under which we could complete the Business Combination. The need for compliance with the SPAC Rules and the SPAC Guidance may cause NewHold to liquidate the funds in the Trust Account or liquidate at an earlier time than it might otherwise choose. Were NewHold to liquidate, the SPAC Public Warrants would expire worthless, and NewHold’s securityholders would lose the investment opportunity associated with an investment in the Company, including any potential price appreciation of its securities.
NewHold may not have sufficient funds to satisfy indemnification claims of its directors and officers.
NewHold has agreed to indemnify its officers and directors to the fullest extent permitted by law. However, its officers and directors have agreed to waive any right, title, interest or claim of any kind in or to any monies in the Trust Account and to not seek recourse against the Trust Account for any reason whatsoever. Accordingly, any indemnification provided will be able to be satisfied by NewHold only if (i) NewHold has sufficient funds outside of the Trust Account or (ii) NewHold consummates the Business Combination or another business combination. NewHold’s obligation to indemnify its officers and directors may discourage NewHold’s shareholders from bringing a lawsuit against its officers or directors for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against its officers and directors, even though such an action, if successful, might otherwise benefit NewHold and its shareholders. Furthermore, a NewHold shareholder’s investment may be adversely affected to the extent NewHold pays the costs of settlement and damage awards against its officers and directors pursuant to these indemnification provisions.

Securities of companies formed through mergers with special purpose acquisition companies such as the Company may experience a material decline in price relative to the share price of the special purpose acquisition companies prior to such merger.
NewHold issued SPAC Public Units for $10.00 per unit upon the closing of the SPAC IPO. As with other SPACs, each SPAC Public Share issued in the SPAC IPO carries a right to redeem such share for per-share redemption price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the Trust Account (which interest shall be net of taxes payable), divided by the number of then issued SPAC Public Shares, prior to the Closing. As of March 31, 2026, the redemption price per SPAC Public Share was approximately $10.49, which is the approximate redemption amount per SPAC Public Share based on the Trust Account balance as of such date and which amount takes into account NewHold’s estimate of the amount that may be withdrawn to pay applicable taxes. Following the Closing, the Company Ordinary Shares outstanding will no longer have any such redemption right and may be dependent upon the fundamental value of the Company, as well as other relevant factors such as market conditions and trading multiples, and the performance of securities of other companies formed through mergers with special purpose acquisition companies in recent years, and may be significantly less than $10.00 per share.
In recent years, securities of companies formed through mergers with special purpose acquisition companies have experienced a material decline in price relative to the share price of the special purpose acquisition companies prior to such merger due to a combination of factors. Market-wide factors that have contributed may include macro-economic conditions, inflationary pressures, interest rate volatility, reduced investor risk appetite and broader equity market declines. There may also be factors particular to companies formed through mergers with special purpose acquisition companies, such as significant redemptions by public shareholders of such special purpose acquisition companies, dilution resulting from founder shares and private placement investments and other transaction-related securities, and heightened regulatory and litigation scrutiny applicable to de-SPAC companies. See “—Risks Related to SPAC and the Business Combination.” Historical trends have shown that the securities of such companies have been subject to extreme market fluctuations that may be unrelated to a company’s operational performance, contributing further to the decline in stock value. This may be due to the fact that, among other things, (i) special purpose acquisition company transactions can attract speculative investors, and stock price movements may be influenced by shifting market sentiment, speculation in the press or investment community, reliance on speculative projections or the actions of institutional and retail investors, rather than the underlying fundamentals of the combined company, (ii) special purpose acquisition companies have the potential for significant redemptions (resulting in less cash being available to the post-combination company), (iii) special purpose acquisition companies are subject to dilution resulting from founder shares and other transaction-related securities, and (iv) going public by way of special purpose acquisition company may result in less extensive vetting of an operating company’s information when compared to the diligence performed by underwriters in traditional initial public offerings. Further, unlike an underwritten initial public offering of the Company’s securities, the listing of the Company’s securities as a result of the Business Combination will not benefit from the following: (1) the book-building process undertaken by underwriters, which helps to inform efficient price discovery with respect to opening trades of newly listed securities, or (2) underwriter support to help stabilize, maintain, or affect the public price of the securities immediately after listing. These risks could contribute to the loss of all or part of your investment in the Company.
We have not obtained a fairness opinion from an independent financial advisor or other independent third party in connection with the Business Combination, and accordingly NewHold’s shareholders are relying solely on the judgment of NewHold’s board of directors in approving the transaction.
NewHold’s board of directors has not obtained an opinion from an independent investment banking firm or any other independent third party that the consideration to be paid in the Business Combination is fair to NewHold’s shareholders from a financial point of view. As a result, NewHold’s shareholders are relying on the judgment of NewHold’s board of directors in determining whether to approve the Business Combination. Such determination was based on the information available and analyses undertaken by NewHold and its advisors, and another financial advisor or other independent third party might have reached a different conclusion as to the value of the Company or the fairness of the transaction. If the valuation implied by the Business Combination proves to be higher than the value the public market ultimately assigns to the Company, shareholders who do not redeem their shares could suffer a decline in the value of their investment.

If the PIPE Financing is not consummated, or if PIPE Investors fail to fund their commitments, NewHold and the Company may lack sufficient funds to consummate the Business Combination or to support the combined company’s business following Closing.
In connection with the Business Combination, NewHold and the Company expect to rely in part on the proceeds of the PIPE Financing to satisfy transaction expenses, satisfy applicable closing conditions, support the capitalization of the combined company and provide working capital for the combined company following Closing. If any PIPE Investor fails to fund its commitment, if the PIPE Financing is otherwise terminated, or if the conditions to closing of the PIPE Financing are not satisfied or waived, NewHold and the Company may lack sufficient funds to consummate the Business Combination on the currently contemplated terms or at all. Even if the Business Combination is consummated, any shortfall in expected PIPE Financing proceeds could reduce the amount of cash available to the combined company following Closing, require the parties to seek alternative financing on less favorable terms, increase dilution to existing holders, require a restructuring of the transaction or constrain the combined company’s operations and growth strategy.
Because only limited public information is available on the Company, NewHold’s shareholders must evaluate the Business Combination on the basis of more limited information than would be available in a transaction involving a public operating company.
There is currently no pre-existing public market for the Company’s securities. As a result, there is less publicly available information regarding the Company than would be available in respect of a public operating company, and NewHold’s shareholders are required to evaluate the Business Combination on the basis of the disclosures included in this proxy statement/prospectus, including financial information, projections and other information that involve significant judgments, assumptions and estimates. Although NewHold has conducted due diligence in connection with the transaction, such due diligence may not have identified all material issues, liabilities or risks relating to the Company or its business. If the information available to NewHold or its shareholders has not fully reflected the facts, risks or prospects of the Company, the combined company’s business, financial condition, results of operations and the trading price of its securities could be materially adversely affected.
Any restatement of financial results, or the time required to evaluate possible errors, may impact the market price for SPAC Units, and SPAC’s ability to complete a Business Combination on a timely basis.
There has been recent focus on historical accounting practices by special purpose acquisition companies. For example, on April 12, 2021, the SEC staff issued a statement which resulted in a determination that the warrants and other related instruments issued by many special purpose acquisition companies, including the SPAC, should be classified as liabilities rather than equity. Further guidance from the SEC or industry-wide consensus could result in additional changes in the accounting treatment related to special purpose acquisition companies. Changes could result in the identification of accounting errors in SPAC’s previously issued financial statements, restatements of SPAC’s previously issued financial statements, the filing of notices that previously issued financial statements may not be relied upon, and findings of material weaknesses and significant deficiencies in internal controls over financial reporting. In addition, changes in accounting treatment, or the time required to evaluate any such changes, could delay SPAC’s ability to consummate an initial business combination or otherwise have a material adverse effect on SPAC’s ability to consummate the Business Combination with the Company, or another business combination.
If the Business Combination does not qualify as a Reorganization, U.S. Holders of SPAC securities may be required to pay substantial U.S. federal income taxes.
If the Business Combination does not qualify as a Reorganization, then U.S. Holders of SPAC Class A Ordinary Shares and SPAC Warrants that exchange their SPAC Class A Ordinary Shares and SPAC Warrants for shares of Company Ordinary Shares and Company Warrants, as applicable, may recognize gain in connection with the Business Combination and may be subject to substantial U.S. federal income taxes.
The tax consequences of the Business Combination are complex and will depend on each holder’s particular circumstances. For more information on certain material U.S. federal income tax consequences of the Business Combination to U.S. Holders of SPAC Class A Ordinary Shares and SPAC Warrants, please see the information set forth in “Material U.S. Federal Income Tax Considerations.” U.S. Holders whose SPAC Ordinary Shares or SPAC Warrants are exchanged in the Business Combination should consult their own tax advisors regarding the tax consequences thereof.

SPAC may be or may have been a PFIC during the holding period of a U.S. Holder of SPAC Class A Ordinary Shares or SPAC Warrants.
A non-U.S. corporation generally will be treated as a PFIC for U.S. federal income tax purposes in any taxable year if either (1) at least 75% of its gross income for such year is passive income or (2) at least 50% of the value of its assets (generally based on an average of the quarterly values of the assets) during such year is attributable to assets that produce or are held for the production of passive income. The determination of whether the SPAC will be treated as a PFIC for the taxable year that includes the Business Combination will depend on a number of factors, including the timing of the Business Combination and the amount of cash held by SPAC and its subsidiaries at the time of the Business Combination, among others.
If SPAC is a PFIC or has been a PFIC during the holding period of a U.S. Holder (as defined in “Material U.S. Federal Income Tax Considerations”) of SPAC Class A Ordinary Shares, such U.S. Holder of SPAC Class A Ordinary Shares may be subject to certain adverse U.S. federal income tax consequences as a result of the Business Combination. There can be no assurance that SPAC is not currently or has not been a PFIC during the holding period of a U.S. Holder of SPAC Class A Ordinary Shares or SPAC Warrants. If (a) SPAC has been a PFIC for any taxable year during the holding period of a U.S. Holder of SPAC Class A Ordinary Shares (and a U.S. Holder of SPAC Class A Ordinary Shares has not made certain elections with respect to its SPAC Class A Ordinary Shares), and (b) the Company is not a PFIC in the taxable year of the Business Combination, such U.S. Holder of SPAC Class A Ordinary Shares may recognize gain (but not loss) if the Business Combination qualifies as a Reorganization upon the exchange of SPAC Class A Ordinary Shares and SPAC Warrants for Company Ordinary Shares or Company Warrants, respectively, pursuant to the Business Combination. It is not entirely clear how various aspects of the PFIC rules would apply to the SPAC Warrants. Each U.S. Holder is urged to consult its tax advisors regarding the application of the PFIC rules to the Business Combination.
Whether SPAC is treated as a PFIC for U.S. federal income tax purposes is a factual determination that must be made annually at the close of each taxable year and, thus, is subject to significant uncertainty. Accordingly, there can be no assurance that SPAC will not be treated as a PFIC in the taxable year that includes the Business Combination or any other taxable year. Moreover, the application of the PFIC rules is subject to uncertainty in several respects, and there can be no assurance that the IRS will not take a contrary position or that a court will not sustain such a challenge by the IRS. Please see “Material U.S. Federal Income Tax Considerations—U.S. Holders—Ownership and Disposition of Company Securities by U.S. Holders” for a more detailed discussion.
Risks Related to the Redemption Rights
If SPAC Public Shareholders fail to properly demand redemption rights, they will not be entitled to convert their SPAC Public Shares into a pro rata portion of the Trust Account.
SPAC Public Shareholders holding SPAC Public Shares may demand that NewHold repurchase their SPAC Public Shares for a per-share redemption price, payable in cash, equal to the aggregate amount that on deposit in the Trust Account, calculated as of two (2) business days prior to the consummation of the Business Combination, including interest earned on the Trust Account (which interest shall be net of taxes payable), divided by the number of then issued SPAC Public Shares. To demand redemption rights, SPAC Public Shareholders must deliver their share certificates (if any) and other redemption forms (either physically or electronically) to NewHold’s transfer agent no later than two (2) business days prior to the Extraordinary General Meeting. Any shareholder who fails to properly demand redemption rights by delivering his, her or its shares will not be entitled to convert his, her or its share certificates (if any) and other redemption forms into the relevant portion of the Trust Account, calculated in accordance with the SPAC Articles. See the section of this proxy statement/prospectus titled “Extraordinary General Meeting of SPAC Shareholders—Redemption Rights” for the procedures to be followed if you wish to convert your shares to cash.
SPAC Public Shareholders, together with any affiliates of theirs or any other person with whom they are acting in concert or as a “group,” will be restricted from seeking redemption rights with respect to more than 15 % of the SPAC Public Shares.
A SPAC Public Shareholder, together with any affiliate or any other person with whom such shareholder is acting in concert or as a “group,” will be restricted from seeking redemption rights with respect to more than 15% of the SPAC Public Shares without NewHold’s prior consent. Accordingly, if you hold more than 15% of the SPAC Public Shares and the Business Combination Proposal is approved, you will not be able to seek redemption rights with respect to the full amount of your shares and may be forced to hold the shares in excess of 15% or sell them in the open market. NewHold cannot assure you that the value of such excess shares will appreciate over time following a business combination or that the market price of the Company Ordinary Shares will exceed the per-share redemption price.
There is no guarantee that a SPAC Public Shareholder’s decision to redeem its shares for a pro rata portion of the Trust Account will put the shareholder in a better future economic position.
There is no assurance as to the price at which a SPAC Public Shareholder may be able to sell its Company Ordinary Shares in the future following the completion of the Business Combination or shares with respect to any alternative business combination, and these shareholders could suffer a reduction in the value of their Company Ordinary Shares and would be unlikely to have a remedy for such reduction in value. Certain events following the consummation of any initial business combination may cause an increase in the share price and may result in a lower value realized now than a shareholder of NewHold might realize in the future had the shareholder not redeemed its shares. Similarly, if a shareholder does not redeem its shares, the shareholder will bear the risk of ownership of public shares after the consummation of any initial business combination, and there can be no assurance that a shareholder can sell its shares in the future for a greater amount than the redemption price set forth in this proxy statement/prospectus. A shareholder should consult the shareholder’s tax and/or financial advisor for assistance on how this may affect its individual situation.
If a SPAC Public Shareholder fails to receive notice of NewHold’s offer to redeem its SPAC Public Shares in connection with the Business Combination, or fails to comply with the procedures for tendering its shares, such shares may not be redeemed.
If, despite NewHold’s compliance with the proxy rules, a SPAC Public Shareholder fails to receive the proxy materials, such shareholder may not become aware of the opportunity to redeem its shares. In addition, this proxy statement/prospectus being furnished to SPAC Public Shareholders in connection with the Business Combination describes the various procedures that must be complied with in order to validly redeem SPAC Public Shares. In the event that a shareholder fails to comply with these procedures, its shares may not be redeemed. Please see the section titled “Extraordinary General Meeting of SPAC Shareholders—Redemption Rights” for additional information on how to exercise your redemption rights.

EXTRAORDINARY GENERAL MEETING OF SPAC SHAREHOLDERS
Overview
SPAC is furnishing this proxy statement/prospectus to its shareholders as part of the solicitation of proxies by the SPAC Board for use at the Extraordinary General Meeting to be held on September 17, 2026, and at any adjournment or postponement thereof. This proxy statement/prospectus provides SPAC Shareholders with information they need to know to be able to vote or instruct their vote to be cast at the Extraordinary General Meeting.
Date, Time and Place of Extraordinary General Meeting
The Extraordinary General Meeting will be held at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York, NY, 10154 and virtually on https://www.cstproxy.com/nhicspaciii/2026, at 9:00 a.m. Eastern Time on September 17, 2026, pursuant to the procedures described in this proxy statement/prospectus, or such other date, time and place to which such meeting may be adjourned or postponed, to consider and vote upon the SPAC Shareholder Proposals.
Attending the Extraordinary General Meeting
All SPAC Shareholders as of the Record Date, or their duly appointed proxies, may attend the Extraordinary General Meeting virtually. If you were a SPAC Shareholder as of the close of business on August 7, 2026, you may attend the Extraordinary General Meeting. SPAC Shareholders do not need to attend the Extraordinary General Meeting to vote their shares. For information on how to vote your SPAC Ordinary Shares, please see the subsection entitled “—Voting Your Shares.”
If you are a record holder, and you wish to attend the Extraordinary General Meeting virtually, go to https://www.cstproxy.com/nhicspaciii/2026, enter the control number you received on your proxy card or notice of the meeting and click on the “Click here to register for the online meeting” link at the top of the page. Immediately prior to the start of the Extraordinary General Meeting, you will need to log back into the meeting site using your control number on your proxy card.
If you hold your SPAC Ordinary Shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you must instruct your broker or bank on how to vote the shares you beneficially own or, if you wish to attend the Extraordinary General Meeting, you must obtain a legal proxy from the shareholder of record and email a copy (a legible photograph is sufficient) of your proxy to proxy@continentalstock.com no later than 72 hours prior to the Extraordinary General Meeting. Holders should contact their bank, broker or other nominee for instructions regarding obtaining a legal proxy. Holders who email a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the Extraordinary General Meeting virtually. You will receive an email prior to the meeting with a link and instructions for entering the Extraordinary General Meeting. “Street” name holders should contact Continental Stock Transfer & Trust Company on or before September 14, 2026.
Shareholders will also have the option to listen to the Extraordinary General Meeting by telephone by calling:
•	within the U.S. and Canada:1 800-450-7155 (toll-free)
•	outside of the U.S. and Canada:1 857-999-9155 (standard rates apply)
The conference ID is 4968030 #. You will not be able to vote or submit questions, unless you register for and log in to the Extraordinary General Meeting webcast as described above.
Purpose of the Extraordinary General Meeting
At the Extraordinary General Meeting, SPAC is asking SPAC Shareholders to vote on the following proposals:
•
Proposal No. 1—The Business Combination Proposal—to consider and vote upon, subject to the passing of the Merger Proposal, as an ordinary resolution, a proposal to approve the entry into, execution and adoption of the business combination agreement dated as of May 26, 2026 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Business Combination Agreement”),by and among NewHold, NewCleo Ltd. (a private limited company incorporated under the laws of England and Wales, the “Company”), newcleo1 Ltd., a Cayman Islands exempted company and a direct wholly owned subsidiary of the Company (“Merger Sub 1”), and newcleo2 Ltd., a Cayman Islands exempted company and a direct wholly owned subsidiary of the Company (“Merger Sub 2”) and approve the transactions contemplated thereby, pursuant to which, among other transactions, on the terms and subject to the conditions set forth therein (a) Merger Sub 1 shall be merged with and into NewHold, as a result of which the separate corporate existence of Merger Sub 1 will cease and NewHold will continue as the surviving company and a wholly owned subsidiary of the Company (the “First Merger” and the post-First Merger NewHold, the “First Merger Surviving Company”), and (b) First Merger Surviving Company shall be merged with and into Merger Sub 2, as a result of which the separate corporate existence of the First Merger Surviving Company will cease and Merger Sub 2 will continue as the surviving company and a wholly owned subsidiary of the Company (the “Second Merger” and, together with the First Merger, the “Mergers” or “Business Combination”). The Business Combination and other transactions contemplated by the Business Combination Agreement are referred to as the “Transactions.”). A copy of the Business Combination Agreement is attached as Annex A to the accompanying proxy statement/prospectus;
•
Proposal No. 2—The Merger Proposal—to consider and vote upon, subject to the passing of the Business Combination Proposal, as a special resolution, a proposal to approve the plan of merger with respect to the First Merger (the “First Plan of Merger”), pursuant to which NewHold will merge with and into Merger Sub 1, as a result of which the separate corporate existence of Merger Sub 1 will cease and NewHold will continue as the surviving company. A copy of the First Plan of Merger is attached as Annex A-1 to this proxy statement/prospectus.

The full text of the resolution to be considered and, if thought fit, passed and approved is as follows:
“RESOLVED, as a special resolution that, subject to the approval of the Business Combination Proposal:
(f)
NewHold Investment Corp III (“NewHold”) be authorized to merge with newcleo1 Ltd. (“Merger Sub”) so that NewHold will be the surviving company (the “Surviving Company”) and all the rights, undertaking, property, business, goodwill, benefits, immunities, privileges and liabilities of NewHold and Merger Sub vest in the Surviving Company by virtue of such merger pursuant to the Companies Act (Revised) of the Cayman Islands and the Plan of Merger (as defined below) (the “Merger”);

(g)
the plan of merger in connection with the First Merger substantially in the form attached as Annex A-1 to the proxy statement/prospectus accompanying the notice of meeting, as it may be further amended and/or restated from time to time (the “Plan of Merger”), subject to such amendments as may be approved by NewHold or Merger Sub, be authorized and approved in all respects;

(h)	NewHold be authorized to enter into the Plan of Merger, and any and all transaction provided for in the Plan of Merger;
(i)
there being no holders of any outstanding security interests granted by NewHold immediately prior to the Effective Time (as defined in the Plan of Merger), the Plan of Merger be executed by any one director on behalf of NewHold and any director or delegate or agent thereof be authorized to submit the Plan of Merger, together with any supporting documentation, for registration to the Registrar of Company of the Cayman Islands (the “Registrar”) and to make such additional filings or take such additional steps as they deem necessary in respect of the Merger; and

(j)
all actions taken and any documents or agreements executed, signed or delivered prior to or after the date of these resolutions by any director or officer of NewHold in connection with the transactions contemplated by these resolutions be approved, ratified and confirmed in all respects.”

and
•
Proposal No. 3—The Adjournment Proposal—to consider and vote upon, as an ordinary resolution, a proposal to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary in the opinion of the chairman of NewHold, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve one or more proposals presented to the shareholders for vote.

Recommendation to Shareholders
The SPAC Board has determined that each of the SPAC Shareholder Proposals is advisable and in the best interest of SPAC and its shareholders and recommended that SPAC Shareholders vote “FOR” each of the Business Combination Proposal and the Merger Proposal and “FOR” the Adjournment Proposal, if presented.

In considering the recommendation of SPAC Board to vote in favor of the Business Combination, shareholders should be aware that, the Sponsor and SPAC’s directors and officers have interests in the Business Combination that are different from, or in addition to, those of other shareholders generally, which could cause them to benefit from and incentivize them to pursue a business combination with a less favorable target company or on terms less favorable to non-redeeming shareholders rather than liquidate, subject always to their fiduciary duties under Cayman Islands law. Our directors were aware of and considered these interests, among other matters, in evaluating the Business Combination and did not believe that such interests would preclude them from approving the Business Combination or from recommending the Business Combination to shareholders, considering that these interests would be disclosed in this proxy statement/prospectus. Shareholders should take these interests into account in deciding whether to approve the Business Combination. These interests include, among other things:
•
the fact that the Sponsor paid an aggregate of $25,167.64 for 6,707,663 Founder Shares, which will have a significantly higher value at the time of the Business Combination but will become worthless if a business combination is not consummated by the Deadline. On February 19, 2025, the Sponsor transferred 278,000 Founder Shares to the NewHold Board, resulting in the Sponsor holding 6,429,663 Founder Shares. Based on the closing price for the SPAC Public Shares of $10.68 on Nasdaq on August 7, 2026, the value of the Founder Shares held by the Founder Shareholders would be $71,637,840.84;

•
the fact that the Sponsor paid an aggregate of approximately $5,526,000 for its 552,600 SPAC Private Placement Units and that the SPAC Private Placement Warrants underlying such units will expire worthless if a business combination is not consummated by the Deadline;

•
the fact that the Founder Shareholders are anticipated to hold 1.1% of issued and outstanding shares of the Company immediately following the Business Combination (assuming No Redemptions and the exercise of SPAC Private Placement Warrants);

•
the fact that, given the differential in the purchase price that the Sponsor paid for the Founder Shares and the purchase price that the Sponsor paid for the SPAC Private Placement Units as compared to the price of the SPAC Public Shares and SPAC Public Units and the substantial number of SPAC Class A Ordinary Shares that the Founder Shareholders will receive upon conversion of the Founder Shares and (as applicable) SPAC Private Placement Warrants and SPAC Class A Ordinary Shares underlying the SPAC Private Placement Units, the Founder Shareholders can earn a positive return on their investment, even if SPAC Public Shareholders have a negative return on their investment;

•
the fact that the Founder Shareholders and the directors and executive officers of SPAC have agreed not to redeem any SPAC Ordinary Shares held by it in connection with the shareholder vote to approve a proposed initial business combination pursuant to the SPAC IPO Letter Agreement;

•
the fact that the Founder Shareholders will lose their entire investment in us if an initial business combination is not consummated by March 3, 2027. The Sponsor, officers and directors and their respective affiliates have not incurred any out-of-pocket fees and expenses in relation to our initial business combination since the SPAC IPO;

•
the fact that the Sponsor has agreed to waive its rights to liquidating distributions from the Trust Account with respect to Founder Shares held by it if SPAC fails to complete an initial business combination by the Deadline;

•
the fact that the Sponsor, officers, directors and their respective affiliates are entitled to reimbursement of reasonable out-of-pocket expenses incurred by them in connection with certain activities on our behalf, such as identifying and investing possible business targets and business combinations. However, if SPAC fails to consummate a business combination within the required period, they will not have any claim against the Trust Account for reimbursement. Accordingly, we may not be able to reimburse these expenses if the Business Combination or another business combination is not consummated by the Deadline;

•
the right of the Founder Shareholders to transfer the Company Ordinary Shares and Company Warrants following the Business Combination, subject to the Lock-Up Arrangements set forth in the Sponsor Support Agreement;

•
in the event of the liquidation of the Trust Account upon the failure of the Company to consummate a business combination by the Deadline, the Sponsor has agreed to indemnify SPAC to ensure that the proceeds in the

Trust Account are not reduced below $10.05 per SPAC Public Share, or such lesser per-Public Share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into a written letter of intent, confidentiality or other similar agreement or claims of any third party (other than its independent public accountants) for services rendered or products sold to SPAC, provided that such indemnification will not apply to any claims by a third party that executed a waiver of any and all rights to seek access to the Trust Account, nor will it apply to any claims under indemnity of the underwriters of the SPAC IPO against certain liabilities, including liabilities under the Securities Act;
•
the Sponsor (including its representatives and affiliates) and SPAC’s officers and directors are, or in the future may become, affiliated with entities that are engaged in similar business to SPAC. The Sponsor and our officers and directors are not prohibited from sponsoring, or otherwise becoming involved with, another blank check company prior to SPAC completing its initial business combination. SPAC’s officers and directors may become aware of business opportunities which may be appropriate for presentation to SPAC, and the other entities to which they owe certain fiduciary or contractual duties. Accordingly, they may have had conflicts of interest in determining to which entity a particular business opportunity should be presented. These conflicts may not be resolved in SPAC’s favor and such potential business opportunities may be presented to other entities prior to their presentation to SPAC, subject always to applicable fiduciary duties under Cayman Islands law. The SPAC Articles provide that SPAC renounces its interest in any corporate opportunity offered to any officer or director of SPAC. This waiver allows SPAC’s officers and directors to allocate opportunities based on a combination of the objectives and fundraising needs of the target, as well as the investment objectives of the entity. SPAC does not believe that the waiver of the corporate opportunities doctrine otherwise had a material impact on its search for an acquisition target;

•
the fact that Kevin Charlton, SPAC’s Chief Executive Officer, Polly Schneck, SPAC’s Chief Financial Officer, and Samy Hammad, SPAC’s President and Chief Operating Officer, are entitled to receive deferred compensation of $15,000 per month each, all of which will become payable by SPAC upon consummation of SPAC’s initial business combination, including the Business Combination, and therefore such officers may have an incentive for SPAC to complete the Business Combination rather than liquidate. Polly Schneck also receives $7,100 per month, and Samy Hammad also receives $21,500 per month, in each case paid on a current basis out of the Administrative Services Fee prior to consummation of SPAC’s initial business combination, for services provided to SPAC;

•
the fact that the Business Combination Agreement provides for the continued indemnification of some of our existing directors and officers and the continuation of our directors’ and officers’ liability insurance after the Business Combination; and

•	the fact that we have entered into a registration rights agreement with the Founder Shareholders, which provides for customary registration rights to them and their permitted transferees.
Vote of SPAC’s Sponsor
Pursuant to the SPAC IPO Letter Agreement, each of the Sponsor and SPAC’s then directors, officers and advisors agreed to vote any SPAC Ordinary Shares, including the Founder Shares, owned by them in favor of an initial business combination of SPAC. Each has also waived any redemption rights, including with respect to SPAC Class A Ordinary Shares purchased in SPAC IPO or in the aftermarket, in connection with the Business Combination. The SPAC Class B Ordinary Shares held by the Sponsor and certain SPAC directors have no redemption rights upon SPAC’s liquidation and will be worthless if no business combination is effected by the SPAC Termination Date. However, the Sponsor is entitled to redemption rights upon SPAC liquidation with respect to any SPAC Class A Ordinary Shares it may acquire from the public market if no business combination is effected by the SPAC Termination Date.
Voting Power; Record Date
Only shareholders of record at the close of business on August 7, 2026, the Record Date for the Extraordinary General Meeting, will be entitled to vote at the Extraordinary General Meeting.
Each SPAC Ordinary Share owned as of the close of business on the Record Date is entitled to one vote. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 20,905,100 SPAC Class A Ordinary Shares issued and outstanding and 6,707,663 SPAC Class B Ordinary Shares issued and outstanding. All SPAC Class B Ordinary Shares as of the Record Date were held by the Sponsor and certain SPAC directors.
Quorum and Required Vote
A quorum is the minimum number of SPAC Ordinary Shares that must be present to hold a valid meeting. The holders of at least one-third of the SPAC Ordinary Shares being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy shall be a quorum. Abstentions will count as present for the purposes of establishing a quorum. Broker non-votes will not count as present for the purposes of establishing a quorum. SPAC Class A Ordinary Shares and SPAC Class B Ordinary Shares are entitled to vote together as a single class on all matters to be considered at the Extraordinary General Meeting. Voting on all resolutions at the Extraordinary General Meeting will be conducted by way of a poll vote. Shareholders will have one vote for each SPAC Ordinary Shares owned at the close of business on the Record Date.
Under Cayman Islands law and pursuant to the SPAC Articles, the Merger Proposal will require a special resolution, being a resolution passed by a majority of not less than two-thirds of such shareholders as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at the Extraordinary General Meeting of which notice specifying the intention to propose the resolution as a special resolution has been duly given at which a quorum is present. Each of the Business Combination Proposal and the Adjournment Proposal will require an ordinary resolution, being a resolution passed by a simple majority of such shareholders as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at the Extraordinary General Meeting at which a quorum is present.
Abstentions and Broker Non-Votes
Abstentions are considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute a vote cast at the Extraordinary General Meeting and therefore will have no effect on the approval of each of the SPAC Shareholder Proposals as a matter of Cayman Islands law. Broker non-votes do not count as votes cast.
In general, if your shares are held in “street name” and you do not instruct your broker, bank or other nominee on a timely basis on how to vote your shares, your broker, bank or other nominee, in its sole discretion, may either leave your shares unvoted or vote your shares on routine matters, but not on any non-routine matters. None of the SPAC Shareholder Proposals at the Extraordinary General Meeting are routine matters. As such, without your voting instructions, your brokerage firm cannot vote your shares on any proposal to be voted on at the Extraordinary General Meeting.
Voting Your Shares
If you are a holder of record of SPAC Ordinary Shares, there are two ways to vote your SPAC Ordinary Shares at the Extraordinary General Meeting:
•
By Mail. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope so that it is received no later than 48 hours before the time appointed for the holding of the Extraordinary General Meeting (or, in the case of an adjournment, no later than 48 hours before the time appointed for the holding of the adjourned meeting). If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares will be voted “FOR” all of the proposals in accordance with the recommendation of SPAC Board. Proxy cards received after the time specified above will not be counted.

•
In Person. You may attend the Extraordinary General Meeting and vote in person, including virtually over the Internet by joining the live audio webcast and vote electronically by submitting a ballot through the web portal during the Extraordinary General Meeting webcast. You may attend the Extraordinary General Meeting webcast by accessing the web portal located at https://www.cstproxy.com/nhicspaciii/2026 and following the instructions set forth on your proxy card.

Revoking Your Proxy
If you are a holder of record of SPAC Ordinary Shares and you give a proxy, you may revoke it at any time before it is exercised by doing any one of the following:
•
You may send another signed proxy card to SPAC Transfer Agent at the address set forth herein so that it is received no later than 48 hours before the time appointed for the holding of the Extraordinary General Meeting (or, in the case of an adjournment, no later than 48 hours before the time appointed for the holding of the adjourned meeting);

•	You may notify SPAC Board in writing, prior to the vote at the Extraordinary General Meeting, that you have revoked your proxy; or
•
You may attend the Extraordinary General Meeting and vote in person, including over the Internet by joining the live audio webcast and vote electronically by submitting a ballot through the web portal during the Extraordinary General Meeting, although your attendance alone will not revoke any proxy that you have previously given.

If you hold your SPAC Class A Ordinary Shares in “street name,” you may submit new instructions on how to vote your shares by contacting your broker, bank or other nominee.
Who Can Answer Your Questions about Voting Your Shares
If you have any questions about how to vote or direct a vote in respect of your SPAC Ordinary Shares, you may call Sodali, SPAC’s proxy solicitor, at (800) 662-5200, or banks and brokers can call at (203) 658-9400, or by emailing NHIC@info.sodali.com.
Redemption Rights
SPAC Public Shareholders may seek to redeem their SPAC Class A Ordinary Shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Business Combination Proposal. Any SPAC Public Shareholders may demand that SPAC redeem such SPAC Class A Ordinary Shares for a per-share redemption price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of the initial business combination, including interest earned on the Trust Account (which interest shall be net of taxes payable), divided by the number of then issued SPAC Public Shares (which, for illustrative purposes, was $10.58 per share as of the Record Date). If a SPAC Public Shareholder properly seeks redemption as described in this section and the Business Combination is consummated, SPAC will redeem their SPAC Class A Ordinary Shares for a per-share redemption price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the Trust Account (which interest shall be net of taxes payable), divided by the number of then issued SPAC Public Shares and the holder will no longer own these shares following the Business Combination.
In order to exercise your redemption rights, you must:
•	if you hold SPAC Public Units, separate the underlying SPAC Class A Ordinary Shares and SPAC Public Warrants;
•
check the box on the enclosed proxy card marked “Shareholder Certification” if you are not acting in concert or as a “group” (as defined in Section 13d-3 of the Exchange Act) with any other shareholder with respect to SPAC Ordinary Shares; and

•
prior to 5:00 p.m. Eastern Time on September 17, 2026 (two (2) Business Days before the Extraordinary General Meeting), tender your shares by either delivering their share certificates (if any) and other redemption forms to SPAC Transfer Agent or by delivering your shares electronically using The Depository Trust Company’s DWAC System. Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the SPAC Transfer Agent and time to effect delivery. It is understood that shareholders should generally allot at least two weeks to obtain physical certificates from the SPAC Transfer Agent. However, we do not have any control over this process, and it may take longer than two weeks. Shareholders who hold their shares in “street name” will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically.

SPAC Transfer Agent can be contacted at the following address:
Continental Stock Transfer & Trust Company
1 State Street 30th Floor
New York New York 10004
Attn: SPAC Redemption Team
Email: spacredemptions@continentalstock.com
Notwithstanding the foregoing, a SPAC Public Shareholder, together with any affiliate of his or any other person with whom he is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from seeking redemption rights with respect to more than 15% of the SPAC Class A Ordinary Shares. Accordingly, all SPAC Class A Ordinary Shares in excess of 15% held by a SPAC Public Shareholder, together with any affiliate of such holder or any other person with whom such holder is acting in concert or as a “group,” will not be redeemed for cash. The Sponsor also will not have redemption rights with respect to such shares.
There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through the DWAC system. SPAC Transfer Agent will typically charge the tendering broker $80.00, and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder. In the event the Business Combination is not consummated this may result in an additional cost to shareholders for the return of their shares.
The requirement for physical or electronic delivery prior to the Extraordinary General Meeting ensures that a redeeming shareholder’s election to redeem is irrevocable once the Business Combination is approved. If you do not submit a written request and deliver your SPAC Class A Ordinary Shares as described above, your shares will not be redeemed. If you exercise your redemption rights, then you will be exchanging your shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if, prior to the deadline for submitting redemption requests, you properly demand redemption by following the procedure described above, and the Business Combination is consummated.
Any request to redeem such shares, once made, may be withdrawn at any time up to the deadline for submitting redemption requests, which is 5:00 p.m. Eastern Time on September 15, 2026, (two (2) Business Days prior to the date of the Extraordinary General Meeting), and thereafter, with our consent, until the Closing. Furthermore, if a SPAC Public Shareholder delivered its share certificate and other redemption forms to the SPAC Transfer Agent or delivered its SPAC Class A Ordinary Shares electronically using The Depository Trust Company’s DWAC System in connection with an election of its redemption and subsequently decides prior to the applicable date not to elect to exercise such rights, it may simply request that the SPAC Transfer Agent return the certificate (physically or electronically).
If the Business Combination is not approved or completed for any reason, then shareholders who appointed to exercise their redemption rights will not be entitled to redeem their shares for per-share redemption price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the Trust Account (which interest shall be net of taxes payable), divided by the number of then issued SPAC Public Shares. In such case, SPAC will promptly return any shares tendered for redemption by shareholders. If SPAC would be left with less than $5,000,001 of net tangible assets as a result of shareholders properly demanding redemption of their shares for cash, SPAC will not be able to consummate the Business Combination as this is a Closing Condition, unless all parties waive such condition. For further discussion of the net tangible assets requirement, please see “Questions and Answers About the Business Combination and the Extraordinary General Meeting—What happens if a substantial number of SPAC Public Shareholders vote in favor of the Business Combination Proposal and exercise their redemption rights?” and “Questions and Answers About the Business Combination and the Extraordinary General Meeting—What conditions must be satisfied to complete the Business Combination?”
The closing price of SPAC Class A Ordinary Shares on the Record Date was $10.68. The cash held in the Trust Account on such date was approximately $213,053,705.04 ($10.58 per share). Prior to exercising redemption rights, shareholders should verify the market price of SPAC Class A Ordinary Shares as they may receive higher proceeds from the sale of their SPAC Class A Ordinary Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your SPAC Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in SPAC’s securities when you wish to sell your shares.

For a detailed discussion of the material U.S. federal income tax considerations for shareholders with respect to the exercise of these redemption rights, see the section entitled “Material U.S. Federal Income Tax Considerations—U.S. Holders—Exercise of Redemption Rights with Respect to SPAC Class A Ordinary Shares.” The consequences of a redemption to any particular shareholder will depend on that shareholder’s particular facts and circumstances. Accordingly, you should consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.
Appraisal Rights under the Cayman Companies Act
Under the Cayman Companies Act, shareholders of a Cayman Islands company ordinarily have dissenters’ rights with respect to a merger. The Cayman Companies Act prescribes when shareholder dissenters’ rights will be available and sets the limitations on such rights. Where such rights are available and have been validly exercised and not effectively waived, withdrawn, forfeited or otherwise lost, dissenting shareholders are entitled to receive fair value for their shares.
Regardless of whether shareholder dissenters’ rights are or are not available, holders of SPAC Class A Ordinary Shares are still entitled to exercise the rights of redemption as set out herein.
In order for holders of SPAC Class A Ordinary Shares to validly exercise their dissenters’ rights in connection with the Business Combination under the Cayman Companies Act, they must provide to SPAC prior to the vote on the Merger Proposal their written objection to the First Merger and a statement demanding the payment for their SPAC Class A Ordinary Shares, and subsequently comply with all procedures and requirements set out in Section 238 of the Cayman Companies Act for the exercise of shareholder appraisal rights.
In essence, that procedure is as follows: (i) as noted above, the shareholder must give his written objection to the merger or consolidation to the constituent company before the vote on the merger or consolidation, including a statement that the shareholder proposes to demand payment for his shares if the merger or consolidation is authorized by the vote; (ii) within 20 days following the date on which the merger or consolidation is approved by the shareholders, the constituent company must give written notice of such approval to each shareholder who made a written objection; (iii) a shareholder must within 20 days following receipt of such notice from the constituent company, give the constituent company a written notice of their decision to dissent in respect of all of their shares, including, among other details, a demand for payment of the fair value of his shares; (iv) within seven days immediately following the date of the expiration of the period set out in (iii) above, or within seven days immediately following the date on which the plan of merger or consolidation is filed, whichever is later, the constituent company, the surviving company or the consolidated company must make a written offer to each dissenting shareholder to purchase their shares at a specified price that the company determines is the fair value and if the company making the offer and the dissenting shareholder agree the price within the 30 days immediately following the date on which the offer was made, the company must pay the dissenting shareholder such amount; and (v) if the company and the dissenting shareholder fail to agree on the price to be paid for the relevant shares within such 30 day period, within 20 days immediately following the date on which such 30 day period expires, the company must (and any dissenting shareholder may) file a petition with the Grand Court of the Cayman Islands to determine the fair value of their shares of all dissenting shareholders, and such petition must be accompanied by a verified list of the names and addresses of all the dissenting shareholders with whom agreements as to the fair value of their shares have not been reached by the company. At the hearing of that petition, the court has the power to determine the fair value of the shares together with a fair rate of interest, if any, to be paid by the company upon the amount determined to be the fair value. Any dissenting shareholder whose name appears on the list filed by the company may participate fully in all proceedings until the determination of fair value is reached.
Proxy Solicitation Costs
SPAC is soliciting proxies on behalf of SPAC Board. This solicitation is being made by mail but also may be made by telephone, virtually or by electronic means or in person. SPAC will bear the cost of the solicitation.
SPAC has hired Sodali to assist in the proxy solicitation process and will pay to Sodali a fee of $15,000, plus disbursements. SPAC will also reimburse Sodali for reasonable out-of-pocket expenses and will indemnify Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses. SPAC will ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy materials to their principals and to obtain their authority to execute proxies and voting instructions and will reimburse them for their reasonable expenses.

In addition to these mailed proxy materials, SPAC’s directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies.
Other Matters
The Extraordinary General Meeting has been called to consider only the approval of the SPAC Shareholder Proposals and the Adjournment Proposal if presented. If any other matters should properly come before the Extraordinary General Meeting, it is intended that the shares represented by proxies will be voted with respect to such matters in accordance with the judgment of the persons voting the proxies.

THE BUSINESS COMBINATION
The following describes certain aspects of the Business Combination, including the material provisions of the Business Combination Agreement, but does not purport to describe all of the terms thereof. The following description of the Business Combination Agreement is subject to, and qualified in its entirety by reference to the complete text of, the Business Combination Agreement, which is attached to this proxy statement/prospectus as Annex A and is incorporated by reference into this proxy statement/prospectus. We urge you to read the Business Combination Agreement carefully and, in its entirety, as it is the primary legal document governing the Business Combination.
The Business Combination Agreement summary below is included in this proxy statement/prospectus only to provide you with information regarding the terms and conditions of the Business Combination Agreement and not to provide any other factual information regarding SPAC, the Company or their respective businesses. Accordingly, the representations and warranties and other provisions of the Business Combination Agreement should not be read alone, but instead should be read only in conjunction with the information provided elsewhere in this proxy statement/prospectus.
The Business Combination Agreement contains representations, warranties, and covenants that the respective parties to the Business Combination Agreement made to each other as of the date of the Business Combination Agreement or other specific dates. The assertions embodied in those representations, warranties, and covenants were made for purposes of the contract among the parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Business Combination Agreement. In particular, the representations, warranties, covenants, and agreements contained in the Business Combination Agreement, which were made only for purposes of the Business Combination Agreement and in certain cases made as of specific dates, were solely for the benefit of the parties to the Business Combination Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made in the underlying disclosure letters (“disclosure letters”) which are not filed publicly and for the purposes of allocating contractual risk between the parties to the Business Combination Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the SEC. We do not believe that the disclosure letters contain information that is material to an investment decision.
Overview of the Transactions Contemplated by the Business Combination Agreement
On May 26, 2026, SPAC, the Company, Merger Sub 1 and Merger Sub 2 entered into the Business Combination Agreement, pursuant to which, among other things and subject to the terms and conditions contained in the Business Combination Agreement, (a) Merger Sub 1 will merge with and into SPAC and SPAC will be the surviving company and a direct, wholly owned subsidiary of the Company, and (b) SPAC will merge with and into Merger Sub 2 and Merger Sub 2 will be the surviving company and a direct, wholly owned subsidiary of the Company.
Company Capital Restructuring
Pursuant to the Business Combination Agreement, on the Closing Date, prior to the First Merger Effective Time, the following actions shall take place or be effected (in the order set forth below):
a)
The share premium account of the Company shall be reduced by such amount as is deemed to be required by the Company, among other things, to permit the Company to satisfy the condition, set out at section 90(2) of the UK Companies Act, to re-register as a public limited company (for more information, see “—Reduction of Share Premium Account”).

b)	The Company shall be re-registered as a public limited company.
c)	The Company A&R Articles shall be adopted and become effective.
d)
Immediately prior to the Recapitalization, the issued and outstanding share capital of the Company shall be redenominated as U.S. dollar shares of a par value determined in accordance with the UK Companies Act (the “Redenomination”).

e)
Immediately following the Redenomination and prior to the First Merger Effective Time, all of the issued and outstanding Company Ordinary Shares as of immediately prior to such consolidation shall be consolidated into such number of Company Ordinary Shares as is equal to the number of issued and outstanding Company Ordinary Shares multiplied by the Recapitalization Factor, subject to any adjustment in relation to the issuance of fractional shares as set forth in the Business Combination Agreement.

The “Recapitalization Factor” is the quotient obtained by dividing (A) the Base Equity Value by the Aggregate Diluted Company Shares and (B) the quotient of the foregoing clause (A) by $10.00. “Aggregate Diluted Company Shares” means, without duplication, the aggregate number of Company Ordinary Shares that are (i) issued and outstanding immediately prior to the Recapitalization and (ii) issuable upon the exercise, exchange or conversion of any other vested equity securities of the Company that are issued and outstanding immediately prior to the Recapitalization. “Base Equity Value” means (i) $2,350,000,000 plus (ii) the aggregate exercise price of the vested Company Options included in the calculation of the Aggregate Diluted Company Shares plus (iii) the aggregate amount of proceeds actually received by the Company in any Pre-Closing Equity Financing (as defined in the Business Combination Agreement).
Reduction of Share Premium Account
On June 29, 2026, the Company held a general meeting at which a special resolution was duly passed to reduce the amount standing to the credit of the Company’s share premium account by €640,798,683.13. This resolution was passed by shareholders of the Company pursuant to the Companies Act 2006. The reduction of the share premium account was effected in connection with the Company Capital Restructuring contemplated by the Business Combination Agreement, which provides that, prior to the First Merger Effective Time, the share premium account of the Company shall be reduced by such amount as is deemed to be required by the Company, among other things, to permit the Company to satisfy the condition set out at Section 90(2) of the UK Companies Act to re-register as a public limited company. For more information, see “The Business Combination—Overview of the Transactions Contemplated by the Business Combination Agreement—Company Capital Restructuring.”
Mergers
At the Closing, in accordance with the Cayman Companies Act, (a) Merger Sub 1 will merge with and into SPAC, the separate corporate existence of Merger Sub 1 will cease and SPAC will be the surviving corporation and a wholly-owned subsidiary of the Company, and (b) SPAC will merge with and into Merger Sub 2, the separate corporate existence of SPAC will cease and Merger Sub 2 will be the surviving corporation and a wholly-owned subsidiary of the Company.
Effect of the Merger on the Share Capital of SPAC and Merger Sub
Pursuant to the Business Combination Agreement, at or immediately prior to the First Merger Effective Time and the Second Merger Effective Time, as applicable, the following will occur:
(a)
each outstanding SPAC Unit, consisting of one SPAC Class A Ordinary Share and one-half of one SPAC Warrant, will be automatically separated and the holder thereof will be deemed to hold one (1) SPAC Class A Ordinary Share and one-half (1/2) of one (1) SPAC Public Warrant;

(b)
each SPAC Ordinary Share (which, for the avoidance of doubt, includes the SPAC Class A Ordinary Shares held as a result of the Unit Separation and the SPAC Class B Ordinary Shares) that is issued and outstanding (other than the Sponsor Forfeited Equity (as defined in the Business Combination Agreement), the SPAC Dissenting Shares (as defined in the Business Combination Agreement), Redeeming SPAC Shares (as defined in the Business Combination Agreement) and the shares set forth in Section 3.7(a)(vi) of the Business Combination Agreement) shall be converted into the right to receive one (1) Company Ordinary Share; and

(c)
each SPAC Warrant that is issued, outstanding and unexercised shall be terminated in exchange for the right to receive, from the Closing, a warrant to purchase one Company Ordinary Share, pursuant to the Closing Warrant Agreement.

Company Earnout Shares
In accordance with the Business Combination Agreement, existing Company Shareholders, holders of Company Options and holders of Company RSUs (in each case, as of the Closing) (the foregoing collectively, the “Company Earnout Shareholders”) will have an opportunity to earn additional Company Ordinary Shares (such shares, the “Company Earnout Shares”) with an aggregate value of up to 10% of the equity value of the Company following the Closing (the “Earnout Consideration”), which will be earned pro rata in accordance with such holders’ ownership in the Company as of immediately prior to the Closing, to be effectuated by the issuance of Class B Shares (in respect of

Company Shareholders) and Company Earnout Bonus Options and Company Earnout Bonus RSUs (in respect of holders of Company Options and holders of Company RSUs). The Earnout Consideration will be earned upon the conditions below occurring no later than the 5-year anniversary of the Closing (the “Measurement Period”):
•
50% of the Earnout Consideration will be earned if the VWAP (as defined in the Business Combination Agreement) of the Company Ordinary Shares equals or exceeds $15.00 for 20 Trading Days over any 30- Trading-Day period; and

•
the remaining 50% of the Earnout Consideration will be earned if the VWAP (as defined in the Business Combination Agreement) of the Company Ordinary Shares equals or exceeds $18.00 for 20 Trading Days over any 30-Trading-Day period.

In the event that, prior to the expiration of the Measurement Period and the occurrence of the conditions above, the Company consummates a merger, sale, or similar transaction in which the holders of Company Ordinary Shares have the right to receive cash or securities for their shares and the value received per share equals or exceeds any VWAP (as defined in the Business Combination Agreement) threshold set forth above, then the Earnout Consideration shall be earned prior to the closing of such transaction in amount that is the lesser of:
•
the amount of Earnout Consideration would have been earned if the transaction value per share had been the VWAP (as defined in the Business Combination Agreement) of the Company Ordinary Shares for any 20 Trading Days in a 30-Trading-Day period; and

•	the Earnout Consideration that remains unearned as of that time.
To the extent any portion of the Company Earnout Consideration has not been earned on or before the end of the Measurement Period due to the failure to satisfy the conditions above, the Company Earnout Shareholders will have no future rights to receive any such unearned Earnout Consideration. For further information on the Class B Shares, please refer to the section of this proxy statement/prospectus entitled “Description of Company Ordinary Shares—Additional Classes of Shares Authorized—Class B Shares”.
Closing
In accordance with the terms and subject to the conditions of the Business Combination Agreement, the Closing will take place by conference call and by exchange of signature pages by email or other electronic transmission, at a time and date specified in writing by SPAC and the Company, which shall be no later than three (3) Business Days after the first date on which all conditions set forth in Article VIII of the Business Combination Agreement have been satisfied or waived (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver thereof) or such other time and place as SPAC and the Company may mutually agree in writing.
Representations and Warranties
The Business Combination Agreement contains representations and warranties of SPAC, the Company, Merger Sub 1 and Merger Sub 2, certain of which are qualified by materiality and material adverse effect (as defined below) and may be further modified and limited by the disclosure letters. See “—Material Adverse Effect” below. The representations and warranties of SPAC are also qualified by information included in SPAC’s public filings, filed or submitted to the SEC on or prior to the date of the Business Combination Agreement (subject to certain exceptions contemplated by the Business Combination Agreement).
Representations and Warranties of the Company Parties
Each of the Company Parties (as defined in the Business Combination Agreement) has made representations and warranties relating to, among other things, the Company organization, subsidiaries, Merger Subs, due authorization, no conflict, governmental authorities and approvals, capitalization of the Company, financial statements, undisclosed liabilities, litigation and proceedings, legal compliance, contracts and no defaults, the Company benefit plans, labor relations and employees, taxes, brokers’ fees, insurance, permits, equipment and other tangible property, real property, intellectual property, privacy and cybersecurity, environmental matters, absence of changes, registration statement and Proxy Statement/Prospectus, customers and vendors, absence of certain business practices and anti-corruption compliance, government contracts and grants, nuclear regulatory matters, sufficiency of assets and Company related parties.
The representations and warranties of the Company Parties identified as fundamental under the terms of the Business Combination Agreement are the representations and warranties made pursuant to the first and second sentence of Section 5.1 (Company Organization), the second sentence of Section 5.2 (Subsidiaries), Section 5.3 (Merger Sub), Section 5.4 (Due Authorizations), Section 5.5 (No Conflict) (but solely with respect to clauses (a) and (b) thereof), Section 5.7 (Capitalization of the Company), and Section 5.16 (Brokers’ Fees) of the Business Combination Agreement.
Representations and Warranties of SPAC
SPAC has made representations and warranties relating to, among other things, SPAC organization, due authorization, no conflict, litigation and proceedings, SEC filings, internal controls, listing, financial statements, governmental authorities and approvals, trust account, Investment Company Act and JOBS Act, absence of changes, no undisclosed liabilities, capitalization of SPAC, brokers’ fees, business activities, the NYSE stock market quotation, registration statement and Proxy Statement/Prospectus, SPAC related parties, SPAC material contracts, Tax matters, insurance and employees and benefits.
The representations and warranties of SPAC identified as fundamental under the terms of the Business Combination Agreement are the representations and warranties made pursuant to the first and second sentences of Section 6.1 (SPAC Organization), Section 6.2 (Due Authorization), Section 6.3 (No Conflict), Section 6.4 (Litigation and Proceedings), Section 6.7 (Governmental Authorities; Approvals), Section 6.12 (Capitalization of SPAC), Section 6.13 (Brokers’ Fees), and Section 6.17 (SPAC Related Parties) of the Business Combination Agreement.
Survival of Representations and Warranties
Except in the case of claims against a person in respect of such person’s willful misconduct or actual fraud, the representations and warranties of the respective parties to the Business Combination Agreement generally will not survive the Closing.
Material Adverse Effect
Under the Business Combination Agreement, certain representations and warranties of the Company Parties are qualified in whole or in part by a material adverse effect standard for purposes of determining whether a breach of such representations and warranties has occurred.
Pursuant to the Business Combination Agreement, a material adverse effect with respect to the Company means any event, state of facts, development, circumstance, occurrence or effect that, individually or in combination with any other Event (as defined in the Business Combination Agreement), (x) has had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, assets, results of operations or condition (financial or otherwise) of the Group (as defined in the Business Combination Agreement) or (y) does or would reasonably be expected to, individually or in the aggregate, prevent or materially delay the ability of the Company Parties to consummate the Mergers; provided, however, that in no event would any of the clauses (a) through (h) below, in each case, alone or in combination, be deemed to constitute, or be taken into account in determining whether there has been or will be, a material adverse effect with respect to the Company Parties: (a) any change in applicable laws, IFRS or GAAP or any interpretation thereof following the date of the Business Combination Agreement; (b) any change in interest rates or economic, political, business or financial market conditions generally; (c) any natural disaster (including hurricanes, storms, tornados, flooding, earthquakes, volcanic eruptions or similar occurrences), pandemic, acts of nature or change in climate; (d) any acts of terrorism or war, the outbreak or escalation of hostilities, geopolitical conditions, local, national or international political conditions, riots or insurrections; (e) the announcement or consummation of the Business Combination Agreement or the Transactions, including any termination of, reduction in or similar adverse impact (but, in each case, only to the extent attributable to such announcement or consummation) on relationships, contractual or otherwise, with any landlords, customers, suppliers, business partners, other commercial relationships or employees of the Group; (f) the taking of any action by the Company that is expressly required by the Business Combination Agreement; (g) any action taken by, or at the written request of, SPAC; (h) any failure in and of itself of the Company and any of its Subsidiaries to meet any projections or forecasts (provided, however, that the exception in this clause (h) shall not prevent or otherwise affect a determination that any Event underlying such failure has resulted in or contributed to a material adverse effect with respect to the Company Parties except to the extent such Event is within the scope of any other exception in this paragraph); or (i) any Events generally applicable to the industries or markets in which the Company or any of its Subsidiaries operate; provided, that any Event referred to in clauses (a), (b), (c), (d) or (i) above may be taken into account in determining if a material adverse effect with respect to the Company Parties has occurred to the extent it has a disproportionate and adverse effect on the business, assets, results of operations or condition (financial or otherwise) of the Group, relative to similarly situated companies in the industry in which the Group conduct its operations (in which case such Event may only be taken into account for such purpose to the extent of such disproportionate and adverse effect).

Covenants and Agreements
Each Company Party has made covenants relating to, among other things, the Company Parties’ conduct of business, access, preparation and delivery of additional Company financial statements, exclusivity, Company shareholder approval, support of the Transactions, PIPE investment, preparation of registration statement/proxy statement/prospectus, indemnification and insurance, Section 16 matters, listing of Company securities, shareholder litigation, notices of certain events, Tax matters and Company post-Closing equity incentive programs.
SPAC has made covenants relating to, among other things, SPAC’s conduct of business, access, preparation of registration statement/proxy statement/prospectus, no solicitation by SPAC, SPAC’s shareholder approval, support of the Transactions, trust account proceeds and related available equity, Section 16 matters, the Nasdaq listing, SPAC public filings, shareholder litigation, notices of certain events and Tax matters.
Conduct of Business by the Company Parties
Each Company Party has agreed that from the date of the Business Combination Agreement through the earlier of the Closing or the termination of the Business Combination Agreement (such period of time, the “Interim Period”), the Group and each Merger Sub will, except (i) as contemplated, required or permitted by the Business Combination Agreement (including the Capital Restructuring) or the other Transaction Agreements (including as contemplated, required or permitted by the PIPE Investment (as defined in the Business Combination Agreement)), (ii) as required by law or (iii) as disclosed to or consented to by SPAC in writing (which consent will not be unreasonably conditioned, withheld, delayed or denied), operate the business of the Group in the ordinary course of business. The Group and each Merger Sub has also agreed to use reasonable best efforts to (i) preserve its and their present business organizations, assets, rights, properties and goodwill in all material respects and (ii) preserve its and their present relationships with their customers, suppliers, vendors and other persons with whom it and they have business relations in all material respects.
During the Interim Period, except (i) as disclosed to SPAC, (ii) consented to by SPAC in writing (which consent will not be unreasonably conditioned, withheld, delayed or denied), (iii) as otherwise contemplated, required or permitted by the Business Combination Agreement (including the Capital Restructuring) or the other Transaction Agreements (including as contemplated, required or permitted by the PIPE Investment (as defined in the Business Combination Agreement)) or (iv) as required by law, the Group and each Merger Sub will not:
(a)	change or amend the Governing Documents (as defined in the Business Combination Agreement) of the Company or Merger Subs;
(b)
make, declare, set a record date for or pay any dividend or distribution to the shareholders of the Company or make, declare, set a record date for or pay any other distributions in respect of any of the Company’s share capital, shares or other equity interests, in each case, other than (i) the annual dividend distribution as approved by the annual general shareholders meeting of the Company or (ii) for the avoidance of doubt, dividends and distributions by a direct or indirect wholly owned Subsidiary (as defined in the Business Combination Agreement) of the Company to its parent;

(c)	subdivide, combine, reclassify, recapitalize or otherwise amend any terms of any shares or series of the Company’s capital share or equity interests;
(d)
purchase, repurchase, redeem or otherwise acquire any issued and outstanding share capital, outstanding shares, membership interests or other equity interests of the Company, in each case, except for the acquisition by the Company of any share capital, shares, membership interests or other equity interests of the Company or any Subsidiary thereof in connection with the forfeiture or cancellation of such interests or (ii) in connection with (or in respect of share capital, shares, membership interests or other equity interests underlying or issued upon vesting, settlement or exercise of) any equity awards granted under the Company Equity Plan;

(e)
enter into, modify in any material respect or terminate (other than expiration in accordance with its terms) certain material contracts of the Group or any real property lease, in each case, with a value in excess of $10,000,000, and in each case, other than entry into such contracts in the ordinary course of business consistent with past practice;

(f)
sell, assign, transfer, convey, lease or otherwise dispose of or subject to a lien (other than a lien permitted under the Business Combination Agreement) any tangible assets or properties of the Group with a value in excess of $10,000,000, including the leased real property, other than for (i) sales, assignments, transfers, conveyances or leases of tangible assets or properties of the Group in the ordinary course of business and (ii) dispositions of obsolete or worthless equipment in the ordinary course of business;
(g)	acquire any ownership interest in any real property with a value in excess of $10,000,000;
(h)
except as otherwise required by existing Company benefit plans, certain contracts of the Group or applicable law, (i) grant any material retention, change in control, transaction or similar bonuses to any executives of the Company, (ii) take any voluntary action to discretionarily amend or waive any performance or vesting criteria or to accelerate the time of payment or vesting of any compensation or benefit payable the Group, (iii) materially increase the compensation or benefits of any executive officer of the Group, other than in the ordinary course of business consistent with past practice, or (iv) enter into, amend or terminate any Company benefit plan (or any plan, program, agreement or arrangement that would be a Company benefit plan if in effect on the date of the Business Combination Agreement), other than in the ordinary course of business consistent with past practice;

(i)
acquire by merger or consolidation with, or merge or consolidate with, or purchase substantially all or a material portion of the assets of, any corporation, partnership, association, joint venture or other business organization or division thereof with a transaction value in excess of $5,000,000 in any individual transaction (or series of related transactions) or $10,000,000 in the aggregate ;

(j)
make any material loans or material advances to any person in excess of $1,000,000, except for (i) advances to employees, officers or independent contractors of the Group for indemnification, attorneys’ fees, travel and other expenses incurred in the ordinary course of business and (ii) payment terms for customers and suppliers in the ordinary course of business;

(k)
(i) make, change or revoke any material Tax election, (ii) amend, modify or otherwise change any filed income Tax Return or other material Tax Return (as defined in the Business Combination Agreement), (iii) adopt or request permission of any governmental authority to change any material accounting method for Tax purposes, (iv) enter into any Tax allocation, Tax sharing or Tax indemnity agreement with respect to material Taxes (other than any contract entered into in the ordinary course of business, the primary purpose of which is not related to Taxes or any contract between any of the Company Group Members) or enter into any “closing agreement” as described in Section 7121 of the Code (or any similar provision of state, local or non-U.S. law) with any governmental authority with respect to any material taxes, (v) settle any Action (as defined in the Business Combination Agreement), claim, audit or assessment in respect of any material Taxes, (vi) knowingly surrender or allow to expire any right to claim a refund of any material Taxes or (vii) consent to any extension or waiver of the limitation period applicable to any material claim or assessment in respect of any Taxes or in respect to any Tax attribute that would give rise to any material claim or assessment of Taxes;

(l)	take any action, or knowingly fail to take any action, where such action or failure to act could reasonably be expected to prevent, impair or impede the Intended Tax Treatment of the Transactions;
(m)
(i) incur or assume any indebtedness or guarantee any indebtedness of another person, issue or sell any debt securities or warrants or other rights to acquire any debt securities of the Company or guaranty any debt securities of another person, in each case, other than any indebtedness or guarantee incurred in the ordinary course of business and with a Person other than any affiliate of the Group (other than a member of the Group) in connection with the Group’s business operations which does not exceed $10,000,000;

(n)
issue any Company Ordinary Shares or securities exercisable for or convertible into Company Ordinary Shares, other than (i) pursuant to an equity financing on certain terms disclosed to SPAC, (ii) in connection with the issuance of Company Ordinary Shares upon the vesting, settlement or exercise of any Company options, Company RSUs or other equity incentive awards with respect to Company Ordinary Shares granted under the Company Equity Plan or (iii) the grant of Company options, Company RSUs or other equity incentive awards with respect to Company Ordinary Shares under the Company Equity Plan in the ordinary course of business up to the maximum number of Company Ordinary Shares reserved for issuance thereunder as of the date of the Business Combination Agreement (subject to adjustment in accordance with the terms thereof) (provided that the foregoing does not limit the Company’s ability to promise to grant equity incentive awards under the Company Post-Closing Equity Plan (as defined in the Business Combination Agreement) and the Company Post-Closing ESPP (as defined in the Business Combination Agreement) to employees or other individual service providers of the Company and any Subsidiaries from and after the Closing so long as such promised equity incentive awards do not exceed, in the aggregate, the number of Company Ordinary Shares initially reserved for issuance under the Company Post-Closing Equity Plan or the Company Post-Closing ESPP, as applicable, pursuant to the terms of the Business Combination Agreement);
(o)
adopt a plan of, or otherwise enter into or effect a, complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of the Company (other than the Mergers, the Capital Reduction and the Capital Restructuring);

(p)
waive, release, settle, compromise or otherwise resolve any material inquiry, investigation, claim, action, litigation or other legal proceedings, except where such waivers, releases, settlements or compromises involve only the payment of monetary damages in an amount less than $10,000,000 in the aggregate;

(q)
(i) grant to, or agree to grant to, any person any right to or interest in any intellectual property that is material to the Group other than in the ordinary course of business or otherwise on arms’ length terms, (ii) sell, dispose of, abandon, fail to nationalize, or permit to lapse any rights to any intellectual property that is material to the Group (other than (A) incidental non-exclusive licenses entered into in the ordinary course of business and (B), except for the expiration of intellectual property registered or applied for and is owned or purported to be owned by the Group that cannot be further maintained or renewed by applicable statute), or (iii) permit any material intellectual property to become subject to a lien (other than a lien permitted under the Business Combination Agreement);

(r)
other than as required by applicable law, enter into, materially modify or amend, renew or extend any collective bargaining agreement or similar labor agreement, or recognize or certify any labor union, works council, labor organization or group of employees of the Group as the bargaining representative for any employees of the Group;

(s)
limit in any material respect the right of the Group to engage in any line of business or in any geographic area, to develop, market or sell products or services, or to compete with any person, in each case, other than in connection with any contract entered into in the ordinary course of business;

(t)
amend in a manner materially detrimental to the Group, terminate, permit to lapse or fail to use reasonable best efforts to maintain any material governmental approval or material permit required for the conduct of material business of the Group; or

(u)	enter into any agreement to do any action prohibited under the Business Combination Agreement.
Conduct of Business by SPAC
SPAC has agreed that during the Interim Period, SPAC will, except as (i) contemplated, required or permitted by the Business Combination Agreement or the other Transaction Agreements (including as contemplated, required or permitted by the PIPE Investment (as defined in the Business Combination Agreement)), (ii) as required by law, (iii) as disclosed to the Company or (iv) as consented to by the Company in writing (which consent will not be unreasonably conditioned, withheld, delayed or denied), operate its business in the ordinary course of business. SPAC has also agreed to use commercially reasonable efforts to (i) preserve its present business organizations, assets, rights, properties and goodwill in all material respects and (ii) preserve its present relationships with its investors, vendors and other persons with whom it has business relations in all material respects.
During the Interim Period, except (i) as disclosed to the Company, (ii) as consented to by the Company in writing (which consent will not be unreasonably conditioned, withheld, delayed or denied), (iii) as contemplated, required or permitted by the Business Combination Agreement or the other Transaction Agreements (including as contemplated, required or permitted by the PIPE Investment (as defined in the Business Combination Agreement)) or (iv) as required by law, SPAC will not:
(a)	except as contemplated by the SPAC Shareholder Proposals, seek any approval from the shareholders of SPAC or to change, modify or amend the Trust Agreement or the Governing Documents of SPAC;
(b)
except as contemplated by the SPAC Shareholder Proposals, (i) make, declare, set a record date for or pay any dividend or distribution to the shareholders of SPAC or make, declare, set a record date for or declare any other distributions in respect of any of SPAC’s share capital, shares or other equity interests, (ii) subdivide, consolidate, reclassify or otherwise amend any terms of any of SPAC’s share capital, shares or other equity interests, or (iii) purchase, repurchase, redeem or otherwise acquire any issued and outstanding share capital, shares, membership interests, warrants or other equity interests of SPAC, other than a redemption of SPAC Ordinary Shares made in connection with the SPAC shareholder redemptions;
(c)	take any action, or knowingly fail to take any action, where such action or failure to act could reasonably be expected to prevent, impair or impede the Intended Tax Treatment of the Transactions;
(d)
enter into, renew or amend or waive in any material respect, any transaction or contract with an affiliate or other direct or indirect equityholder of SPAC or the Sponsor (including, for the avoidance of doubt, (x) the Sponsor, (y) any person in which the Sponsor has a direct or indirect legal, contractual or beneficial ownership interest of 5% or greater and (z) any direct or indirect equityholder of the Sponsor);

(e)	enter into, modify in any material respect, or terminate (other than expiration in accordance with its terms) any material contract of SPAC;
(f)
incur or assume any indebtedness or guarantee any indebtedness of another person, issue or sell any debt securities or warrants or other rights to acquire any debt securities of SPAC or guaranty any debt securities of another person, in each case, other than any indebtedness for borrowed money in respect of any Working Capital Loan which individually or in the aggregate does not exceed $250,000;

(g)
incur, guarantee or otherwise become liable for (whether directly, contingently or otherwise) any indebtedness or otherwise knowingly and purposefully incur, guarantee or otherwise become liable for (whether directly, contingently or otherwise) any other material liabilities, debts or obligations, other than fees and expenses for professional services incurred in support of the Transactions and the other Transaction Agreements or in support of the ordinary course operations of SPAC;

(h)
(i) establish, adopt, modify, amend or terminate any “employee benefit plan” (as such term is defined in Section 3(3) of ERISA, whether or not subject to ERISA), equity or equity-based, deferred compensation, severance, retention, bonus, incentive, retirement, retiree or post-employment welfare, vacation, and other benefit or compensatory plan, program, policy, arrangement or contract, (ii) grant or increase (or accelerate the timing of payment or funding of) any compensation or benefits (including, without limitation, any severance or change in control or retention payments) to any employee, director or independent contractor or (iii) (A) hire any employee or (B) engage any individual independent contractor or consultant;

(i)
(A) issue any SPAC Securities (as defined in the Business Combination Agreement) or securities exercisable for or convertible into SPAC Securities, (B) grant any options, warrants, units or other equity-based awards with respect to SPAC Securities not outstanding on the date of the Business Combination Agreement pursuant to any share incentive plan or otherwise, or (C) amend, modify or waive any of the material terms or rights set forth in any SPAC Warrant or the Warrant Agreement, including any amendment, modification or reduction of the warrant price set forth therein;

(j)	liquidate, dissolve, reorganize or otherwise wind up the business and operations of SPAC
(k)	amend or modify the Trust Agreement or any other agreement related to the Trust Account;
(l)
make any change in any method of financial accounting or financial accounting principles, policies, procedures or practices, except as required by a concurrent amendment in U.S. GAAP or applicable law;

(m)
(i) make, change or revoke any material tax election, (ii) amend, modify or otherwise change any filed income tax return or other material tax return, (iii) adopt or request permission of any governmental authority to change any material accounting method for tax purposes, (iv) enter into any tax allocation, tax sharing or tax indemnity agreement with respect to material taxes (other than any contract entered into in the ordinary course of business, the primary purpose of which is not related to taxes) or enter into any “closing agreement” as described in Section 7121 of the Code (or any similar provision of state, local or non-U.S. Law) with any governmental authority with respect to any material taxes, (v) settle any action, claim, audit or assessment in respect of any material taxes, (vi) knowingly surrender or allow to expire any right to claim a material refund of any taxes, or (vii) consent to any extension or waiver of the limitation period applicable to any material claim or assessment in respect of any taxes or in respect to any tax attribute that would give rise to any material claim or assessment of taxes;

(n)	(i) acquire (including by merger, consolidation, or acquisition of shares or assets or any other business combination or otherwise) any corporation, partnership, other business organization or otherwise acquire any securities or material assets from any third party, (ii) enter into any strategic joint ventures, partnerships or alliances with any other person or (iii) make any loan or advance or investment in any third party or initiate the start-up of any new business, non-wholly owned Subsidiary or joint venture;
(o)
waive, release, settle, compromise or otherwise resolve any material inquiry, investigation, claim, action, litigation or other legal proceedings, except where such waivers, releases, settlements or compromises involve only the payment of monetary damages in an amount less than $25,000 in the aggregate; or

(p)	enter into any agreement to do any action prohibited under the Business Combination Agreement.
Covenants of the Company Parties
Pursuant to the Business Combination Agreement, the Company Parties have agreed, among other things, to:
(a)
as promptly as reasonably practicable following the date of the Business Combination Agreement, deliver to SPAC (i) audited financial statements for the years ended December 31, 2024 and December 31, 2025 consisting of audited consolidated balance sheets and the related consolidated statements of operations and comprehensive loss, changes in deficit and cash flows of the Group as of and for the years ended December 31, 2024 and December 31, 2025 and consolidated balance sheets and the related consolidated statements of operations and comprehensive loss, changes in deficit and cash flows of the Group for each of the periods then ended, in each case, to the extent required to be included in the registration statement on Form F-4 or this proxy statement/prospectus or any amendment or supplement to in the registration statement on Form F-4 or this proxy statement/prospectus, audited in accordance with the standards of the Public Company Accounting Oversight Board, prepared in accordance with IFRS as issued by the IASB, and containing the report of the Company’s auditors and (ii) unaudited condensed consolidated balance sheets and the related condensed consolidated statements of operations and comprehensive loss, changes in deficit and cash flows of the Group as of and for a year-to-date period ended as of the end of a different fiscal quarter, in each case, to the extent that is required to be included in the registration statement on Form F-4 or this proxy statement/prospectus;

(b)
from the date of the Business Combination Agreement until the Closing Date or, if earlier, the termination of the Business Combination Agreement, not, and instruct and use their reasonable best efforts to cause its and their representatives acting on its and their behalf, not to, (i) initiate any negotiations with any person with respect to, or provide any non-public information or data concerning the Group or Merger Subs to any person relating to, an acquisition proposal or afford to any person access to the business, properties, assets or personnel of the Group or Merger Subs in connection with an acquisition proposal, (ii) enter into any acquisition agreement, merger agreement or similar definitive agreement, or any letter of intent, memorandum of understanding or agreement in principle, or any other agreement relating to an acquisition proposal (other than to or with SPAC and its representatives), (iii) grant any waiver, amendment or release under the anti-takeover laws of any state (other than in connection with the Transactions), (iv) otherwise knowingly facilitate any such inquiries, proposals, discussions, or negotiations or any effort or attempt by any person to make an acquisition proposal, (v) prepare or take any steps in connection with a public offering of any equity securities of the Company Parties, or a newly formed holding company of the Company Parties (other than in connection with the Transactions), or (vi) otherwise knowingly cooperate in any way with, or assist or participate in, or knowingly facilitate or encourage any effort or attempt by any person to do or seek to do any of the foregoing;

(c)
from and after the Closing, indemnify and hold harmless each present and former director and officer (in each case, solely to the extent acting in his or her capacity as such and to the extent such activities are related to the activities of SPAC) (the “SPAC Indemnified Parties”) against any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages or liabilities incurred in connection with any actions, whether civil, criminal, administrative or investigative, arising out of or pertaining to matters existing or occurring at or prior to the First Merger Effective Time, whether asserted or claimed prior to, at or after the First Merger Effective Time, to the fullest extent that SPAC would have been permitted under applicable law and its Governing Documents in effect on the date of the Business Combination Agreement to indemnify such SPAC Indemnified Parties (including the advancing of expenses as incurred to the fullest extent permitted under applicable law);

(d)	obtain and maintain in effect a “tail” insurance policy for a period of six (6) years from the Closing covering those persons who are currently covered by SPAC’s directors’ and officers’ liability insurance policies on terms not materially less favorable to the terms of the current insurance coverage maintained by SPAC;
(e)
as promptly as reasonably practicable after the date of the Business Combination Agreement, and in any event prior to the Closing, use reasonable best efforts to cause (i) the Company’s initial listing application with the applicable stock exchange in connection with the Transactions to be approved; (ii) the Company to satisfy all applicable initial listing requirements of the applicable stock exchange; and (iii) Company Ordinary Shares to be approved for listing on the applicable stock exchange, subject to official notice of issuance; and

(f)
not purchase or sell any securities of SPAC in violation of U.S. federal securities laws and the rules and regulations of the SEC promulgated thereunder or otherwise and other applicable foreign and domestic laws on a person possessing material nonpublic information about a publicly traded company.

Covenants of SPAC
Pursuant to the Business Combination Agreement, SPAC has agreed, among other things, to:
(a)
from the date of the Business Combination Agreement until the Closing Date or, if earlier, the termination of the Business Combination Agreement, not, and instruct and use its reasonable best efforts to cause its representatives acting on its behalf, not to, (i) make any inquiry, proposal or offer with respect to a business combination proposal, other than to or with the Company and its representatives, (ii) initiate any discussions or negotiations with any person with respect to a business combination proposal, (iii) enter into any acquisition agreement, business combination, merger agreement or similar definitive agreement, or any letter of intent, memorandum of understanding or agreement in principle, or any other agreement relating to a business combination proposal, in each case, other than to or with SPAC and its representatives, (iv) otherwise knowingly facilitate any such inquiries, proposals, discussions, or negotiations or any effort or attempt by any person to make a business combination proposal, or (v) otherwise knowingly cooperate in any way with, or assist or participate in, or knowingly facilitate or encourage any effort or attempt by any with respect to a business combination proposal. SPAC also agrees that from and after the execution of the Business Combination Agreement, it shall, and shall instruct and use its reasonable best efforts to cause its representatives acting on its behalf to, immediately cease and terminate all discussions and negotiations with any persons that may be ongoing with respect to a business combination proposal (other than with the Company and its representatives);

(b)
as promptly as practicable after the registration statement on Form F-4 is declared effective under the Securities Act, (i) cause this proxy statement/prospectus to be disseminated to shareholders of SPAC in compliance with the SPAC Articles and applicable law, (ii) duly (1) give notice of and (2) convene and hold an extraordinary general meeting of its shareholders in accordance with the SPAC Articles, the Nasdaq listing rules and regulations and all applicable laws for a date no later than thirty (30) days following the date the registration statement on Form F-4 is declared effective, and (iii) use its reasonable best efforts to obtain the approval of the SPAC Shareholder Proposals at the SPAC Shareholder Meeting, including by soliciting proxies from the holders of SPAC Ordinary Shares to vote in favor of each of the SPAC Shareholder Proposals, and provide its shareholders with the opportunity to elect to effect a SPAC shareholder redemption;

(c)
(i) cause any documents, opinions and notices required to be delivered to Continental Stock Transfer & Trust Company pursuant to the Trust Agreement to be so delivered, and (ii) cause Continental Stock Transfer & Trust Company to, and Continental Stock Transfer & Trust Company will thereupon be obligated to (1) pay as and when due all amounts payable on account of the SPAC shareholder redemption amount to former SPAC shareholders pursuant to their exercise of the SPAC shareholder redemption right, (2) pay the Unpaid Company Expenses and the Unpaid SPAC Expenses (each as defined in the Business Combination Agreement) in accordance with the Business Combination Agreement and (3) immediately thereafter, pay all remaining amounts then available in the Trust Account (if any) to a bank account designated by the Company for its immediate use (subject to the applicable terms and conditions of the Sponsor Support Agreement), in each case of (1), (2) and (3), by wire transfer of immediately available funds from the Trust Account, subject to any applicable terms of the Business Combination Agreement and the Trust Agreement;

(d)	from the date of the Business Combination Agreement through the Closing, ensure SPAC remains listed as a public company on Nasdaq; and

(e)
from the date of the Business Combination Agreement through the Closing, keep current and timely file all reports, statements and schedules required to be filed or furnished with the SEC and otherwise comply in all material respects with its reporting obligations under applicable laws.

Joint Covenants of SPAC and the Company Parties
In addition, each of SPAC and the Company Parties has agreed, among other things, to take certain actions set forth below:
(a)
as promptly as practicable after the execution of the Business Combination Agreement, jointly prepare and the Company shall file with the SEC the registration statement on Form F-4, in connection with the registration under the Securities Act of Company Ordinary Shares that will be issued in connection with the Mergers and the Recapitalization;

(b)
use its reasonable best efforts to (i) cause this proxy statement/prospectus to comply in all material respects with the rules and regulations promulgated by the SEC, (ii) respond as promptly as reasonably practicable to and resolve all comments received from the SEC concerning this proxy statement/prospectus, and (iii) have the registration statement on Form F-4 declared effective under the Securities Act as promptly as practicable after such filing and to keep the registration statement on Form F-4 through the Closing;

(c)
(i) use reasonable best efforts to obtain as soon as practicable all material consents and approvals of third parties that any of the Group and Merger Subs or SPAC or their respective affiliates are required to obtain in order to consummate the Mergers, and (ii) take such other action as soon as practicable as may be reasonably necessary or as another party thereto may reasonably request to satisfy the closing conditions or otherwise to comply with the Business Combination Agreement and to consummate the Transactions as soon as practicable and in accordance with all applicable law;

(d)
use reasonable best efforts to cooperate in good faith with any Governmental Authority (as defined in the Business Combination Agreement) and to undertake promptly any and all action required to obtain any necessary or advisable regulatory approvals, consents, actions, non-actions or waivers in connection with the Transactions, and use reasonable best efforts to cause the expiration or termination of the waiting, notice or review periods under any applicable regulatory approval with respect to the Transactions as promptly as possible after the execution of the Business Combination Agreement;

(e)
(i) diligently and expeditiously defend and use reasonable best efforts to obtain any necessary clearance, approval, consent, or governmental approval under laws prescribed or enforceable by any Governmental Authority for the Transactions and to resolve any objections as may be asserted by any Governmental Authority with respect to the Transactions and cooperate fully with each other in the defense of such matters; and (ii) to the extent not prohibited by law, keep the other party reasonably informed regarding the status and any material developments regarding any governmental approval processes;

(f)
prior to the Closing, and to the extent applicable, take all such steps as may be reasonably required (to the extent permitted under applicable law) to cause any acquisitions or dispositions of equity securities (including, in each case, securities deliverable upon exercise, vesting or settlement of any derivative securities) of SPAC and the Company, respectively, resulting from the Transactions by each individual who may become subject to the reporting requirements of Section 16(a) of the Exchange Act to be an exempt transaction under Rule 16b-3 promulgated under the Exchange Act;

(g)
use respective reasonable best efforts to cause the Transactions to qualify, and agree not to take any action which to its knowledge could reasonably be expected to prevent, impair or impede the Transactions from qualifying for the Intended Tax Treatment (as defined in the Business Combination Agreement);

(h)
after the date of the Business Combination Agreement and prior to the Closing, in the event that any shareholder litigation related to the Business Combination Agreement or the other Transaction Agreements or the Transactions is brought or threatened in writing against SPAC or the Company Parties, or any of the respective members of their boards of directors (the “Shareholder Litigation”), promptly notify the other party in writing of any such Shareholder Litigation and shall keep the other party reasonably informed with respect to the status thereof;

(i)
during the period between the date of the Business Combination Agreement and the earlier of the date of Closing or the date of termination of the Business Combination Agreement, reasonably promptly notify the other party of the occurrence of certain events; and

(j)
from the date of the Business Combination Agreement through the Closing and subject to applicable laws, provide each other and its representatives with access to the management, officers, employees, customers, accountants, properties, businesses and operations of each other and the opportunity to examine (including the right to make copies) the contracts, work papers, tax returns and books and records of the other as it may reasonably request, and shall use its reasonable best efforts to cause its officers, employees, attorneys, accountants, consultants, agents and other representatives to reasonably cooperate with the accessing parties and its representatives in connection with such access and examination.

Closing of the Business Combination
The consummation of the Mergers is conditioned upon the satisfaction or waiver by the applicable parties to the Business Combination Agreement of the conditions set forth below. Therefore, unless these conditions are waived by the applicable parties to the Business Combination Agreement, the Mergers may not be consummated. There can be no assurance that the parties to the Business Combination Agreement would waive any such provisions of the Business Combination Agreement.
Conditions to the Obligations of SPAC and the Company Parties
Under the Business Combination Agreement, the obligations of SPAC and the Company Parties to consummate the Transactions are subject to satisfaction or, waiver in writing by all such parties of the following conditions:
a)	the SPAC Shareholder Approval will have been obtained and will remain in full force and effect;
b)	the Company Shareholder Approval will have been obtained and will remain in full force and effect;
c)	the Capital Restructuring will have been completed in accordance with the terms of the Business Combination Agreement;
d)
there will not be in force any governmental order, statute, rule or regulation enjoining or prohibiting the consummation of the Mergers; provided, that the governmental authority issuing such governmental order has competent jurisdiction over the parties to the Business Combination Agreement with respect to the Transactions;

e)	after deducting the SPAC shareholder redemptions amount, SPAC will have at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act);
f)
the Company’s listing application with Nasdaq (or, at the Company’s election, another Stock Exchange (as defined in the Business Combination Agreement)) in connection with the Mergers shall have been conditionally approved and, immediately following the Closing, the Company shall satisfy any applicable initial and continuing listing requirements of Nasdaq (or, at the Company’s election, another Stock Exchange (as defined in the Business Combination Agreement)) and the Company shall not have received any notice of non-compliance therewith, and the Company Ordinary Shares to be issued in connection with the Mergers shall have been conditionally approved for listing on Nasdaq (or, at the Company’s election, another Stock Exchange), subject to official notice of issuance;

g)
the registration statement on Form F-4 shall have become effective in accordance with the provisions of the Securities Act, no stop order shall have been issued by the SEC which remains in effect suspending the effectiveness of the registration statement on Form F-4, and no proceeding seeking such a stop order shall have been threatened or initiated by the SEC and not withdrawn; and

h)	the Closing Warrant Agreement shall have been duly executed and delivered by the Company, SPAC and the warrant agent thereunder.
Conditions to the Obligations of the SPAC
The obligations of SPAC to consummate, or cause to be consummated, the Transactions are subject to the satisfaction of the following additional conditions, any one or more of which may be waived in writing by SPAC:

a)
(i) certain fundamental representations and warranties of the Company will be true and correct in all material respects, in each case as of the Closing Date, except with respect to such representations and warranties which speak as to an earlier date, which representations and warranties shall be true and correct in all material respects at and as of such date, except for changes after the date of the Business Combination Agreement which are contemplated or expressly permitted by the Business Combination Agreement or other Transaction Agreements, (ii) the representations and warranties of the Company contained in the second sentence of Section 5.25 of the Business Combination Agreement will be true and correct as of the Closing Date in all respects, and (iii) each of the other representations and warranties of the Company contained in the Business Combination Agreement (disregarding any qualifications and exceptions contained therein relating to materiality, material adverse effect and Company Material Adverse Effect (as defined in the Business Combination Agreement) or any similar qualification or exception) shall be true and correct in all material respects as of the Closing Date, except with respect to such representations and warranties which speak as to an earlier date, which representations and warranties will be true and correct in all material respects at and as of such date, except for, in the case of clause (iii) only, inaccuracies or omissions that would not reasonably be expected to have a Company Material Adverse Effect;

b)	each of the covenants of the Company Parties to be performed as of or prior to the Closing will have been performed in all material respects; and
c)	there will not have occurred a Company Material Adverse Effect after the date of the Business Combination Agreement that is continuing.
Conditions to the Obligations of the Company Parties
The obligations of the Company Parties to consummate, or cause to be consummated, the Transactions are subject to the satisfaction of the following additional conditions, any one or more of which may be waived in writing by the Company:
a)
(i) certain fundamental representations and warranties of SPAC will be true and correct in all material respects as of the Closing Date, except with respect to such representations and warranties which speak as to an earlier date, which representations and warranties will be true and correct in all material respects at and as of such date, except for changes after the date of the Business Combination Agreement which are contemplated or expressly permitted by the Business Combination Agreement, (ii) the representations and warranties of SPAC contained in Section 6.10 of the Business Combination Agreement will be true and correct as of the Closing Date in all respects, and (iii) each of the other representations and warranties of SPAC contained in the Business Combination Agreement (other than the representations and warranties listed in subparts (i) and (ii) above) (disregarding any qualifications and exceptions contained therein relating to materiality, material adverse effect or any similar qualification or exception) will be true and correct as of the Closing Date, except with respect to such representations and warranties which speak as to an earlier date, which representations and warranties will be true and correct in all material respects at and as of such date, in each case, inaccuracies or omissions that would not, individually or in the aggregate, reasonably be expected to have a SPAC Material Adverse Effect (as defined in the Business Combination Agreement);

b)	each of the covenants of SPAC to be performed as of or prior to the Closing will have been performed in all material respects;
c)	there shall not have occurred a SPAC Material Adverse Effect after the date of the Business Combination Agreement that is continuing;
d)	the Total Cash Proceeds Amount shall be no less than $200,000,000; and
e)
the SPAC Units, the SPAC Class A Ordinary Shares and the SPAC Public Warrants will remain listed on a Stock Exchange, and SPAC will have been in material compliance with the reporting requirements under the Exchange Act applicable to SPAC.

Termination
The Business Combination Agreement may be terminated and the Transactions may be abandoned at any time prior to the Closing:
a)	by mutual written consent of both the Company and SPAC at any time;

b)
by the Company or SPAC, if the Closing shall not have occurred by the Agreement End Date; provided, that neither the Company nor SPAC may terminate the Business Combination Agreement if it is in material breach of any of its obligations set forth in the Business Combination Agreement and such material breach causes, or results in, either (i) the failure to satisfy the conditions to the obligations of the terminating party to consummate the Closing prior to the Agreement End Date, or (ii) the failure of the Closing to have occurred prior to the Agreement End Date;

c)
by the Company or SPAC, if any governmental authority shall have enacted, issued, promulgated, enforced or entered any governmental order, which has become final and non-appealable and has the effect of making consummation of the Merger illegal or otherwise preventing or prohibiting consummation of the Merger;

d)
by the Company or SPAC, if the SPAC Shareholder Approval shall not have been obtained by reason of the failure to obtain the required vote at the Extraordinary General Meeting duly convened therefor and at any adjournment or postponement thereof, as applicable;

e)
by the Company or SPAC if the Company Shareholder Approval shall not have been obtained by reason of the failure to obtain the required vote at the Company Shareholder Meeting duly convened therefor and at any adjournment or postponement thereof, as applicable;

f)
by (i) the Company, if the SPAC Board shall have made a SPAC Change in Recommendation (as defined in the Business Combination Agreement) or (ii) SPAC, if the Company Board shall have made a Company Change in Recommendation (as defined in the Business Combination Agreement);

g)
by the Company, if there shall have been any event or occurrence that has had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on SPAC’s ability to consummate the Transactions;

h)
by the Company, if SPAC is in material breach of any of its obligations under in the Business Combination Agreement and such material breach will result in the failure to satisfy the conditions to the obligations of the Company Parties to consummate the Closing, provided that if such material breaches are curable by SPAC, then, for a period of up to thirty (30) calendar days after receipt by SPAC of notice from the Company of such material breaches, but only as long as SPAC continues to use its reasonable best efforts to cure such material breaches, such termination by the Company will be effective by the end of such thirty (30) calendar days;

i)	by SPAC, if the Company has suffered or there is a Company Material Adverse Effect that is continuing; and
j)
by SPAC, if the Company Parties are in material breach of any of their respective obligations set forth in the Business Combination Agreement and such material breach will result in the failure to satisfy the conditions to the obligations of SPAC to consummate the Closing, provided that if such material breaches are curable by the Company Parties, then, for a period of up to thirty (30) calendar days after receipt by the Company of notice from SPAC of such material breaches, but only as long as the Company Parties continue to use their respective reasonable best efforts to cure such material breaches, such termination by SPAC will be effective by the end of such thirty (30) calendar days.

Effect of Termination
If the Business Combination Agreement is terminated, the Business Combination Agreement will become void, and there will be no liability under the Business Combination Agreement on the part of any party thereto or their affiliates, except as set forth in the Business Combination Agreement. The Business Combination Agreement provides that no such termination shall relieve any liability on the part of any party for a willful breach of the Business Combination Agreement, willful misconduct or fraud.
Waiver; Amendment
Each provision in the Business Combination Agreement may only be waived by written instrument making specific reference to the Business Combination Agreement and the relevant provision signed by the party against whom enforcement of any such provision so waived is sought.
In general, the Business Combination Agreement may not be amended or modified, except only by written agreement executed and delivered by duly authorized officers of each of the respective parties.

Fees and Expenses
Under the Business Combination Agreement, except as otherwise set forth therein, each party to the Business Combination Agreement will pay its own fees and expenses incurred in connection with the Business Combination Agreement, the other Transaction Agreements and the Transactions, including the fees and disbursements of legal counsel, investment bankers, finders and other representatives or consultants (provided that SPAC Transaction Expenses (as defined in the Business Combination Agreement) shall not exceed $14.0 million in the aggregate exclusive of any fees owed by SPAC to financial advisors acting as placement agents in connection with the PIPE Investment (as defined in the Business Combination Agreement)). To the extent the total amount raised from the PIPE Financing and capital retained from the Trust Account at Closing (less any SPAC Transaction Expenses in excess of $14.0 million) is less than $400.0 million, the Sponsor and its affiliates will forfeit additional Founder Shares and SPAC Warrants at Closing in proportion to such shortfall pursuant to the terms of the Sponsor Support Agreement. See “—Certain Agreements Related to the Business Combination—Sponsor Support Agreement.”
Regulatory Authorizations Related To The Business Combination
The transactions contemplated by the Business Combination Agreement, including the Business Combination, are not presently believed to be subject to any federal or state regulatory requirement or approval in the U.S.
The transactions contemplated by the Business Combination Agreement, including the Business Combination, are not presently believed to be subject to any government regulatory approval requirements.
Competition and Antitrust
At any time before or after the consummation of the Business Combination, the U.S. Federal Trade Commission (the “FTC”), the Antitrust Division of the U.S. Department of Justice, non-U.S. competition authorities or others, including in the PRC and/or Cayman Islands, could take action under antitrust laws with respect to the Business Combination, including seeking to enjoin consummation of the Business Combination, or to condition approval of the Business Combination on the divestiture of assets of SPAC, the Company or their respective subsidiaries or to impose restrictions on the operations of the Company or its subsidiaries that would apply after the consummation of the Business Combination. Private parties may also bring objections or legal actions under antitrust laws under certain circumstances.
The Business Combination may be challenged on antitrust grounds and, if such a challenge is made, the challenge may be successful. Similarly, any antitrust approvals necessary to consummate the Business Combination and the other transactions contemplated by the Business Combination Agreement may not be obtained and the granting of these approvals may involve the imposition of conditions to such consummation. These conditions or changes could result in the conditions to each party’s obligations to consummate the Business Combination not being satisﬁed prior to the Agreement End Date (which is summarized in the subsection entitled “The Business Combination—Overview of the Transactions Contemplated by the Business Combination Agreement—Closing of the Business Combination—Termination” elsewhere in this proxy statement/prospectus) or any extensions thereof, which would give any party to the Business Combination Agreement the right to terminate the Business Combination Agreement without consummating the Business Combination.
Please see the subsections entitled “The Business Combination—Overview of the Transactions Contemplated by the Business Combination Agreement—Covenants and Agreements” and “The Business Combination—Overview of the Transactions Contemplated by the Business Combination Agreement—Closing of the Business Combination” elsewhere in this proxy statement/prospectus for information concerning SPAC’s and the Company’s covenants and closing conditions related to antitrust ﬁlings and approvals.
Certain Agreements Related to the Business Combination
This section describes the material provisions of certain additional agreements entered into in connection with the Business Combination or to be entered into pursuant to the Business Combination Agreement, which are referred to herein as the “Ancillary Documents,” but does not purport to describe all of the terms thereof. The following summary is qualified in its entirety by reference to the complete text of each of the other Transaction Agreements, which are attached as annexes to this proxy statement/prospectus as noted below. SPAC Shareholders and other interested parties are urged to read such Transaction Agreements in their entirety.
Sponsor Support Agreement
Concurrently with the execution of the Business Combination Agreement, SPAC, the Company and the Sponsor entered into the Sponsor Support Agreement, pursuant to which the Sponsor has agreed to, among other things, (i) vote all of its SPAC Securities (as defined in the Business Combination Agreement) in favor of the adoption and approval of the Business Combination Agreement, the First Plan of Merger and the other documents contemplated thereby and the Transactions, including the Business Combination, and against any proposal that would or would reasonably be expected to impede, delay, frustrate or prevent the Transactions, (ii) not transfer or redeem any of its SPAC Securities prior to the Closing, from the date of the Sponsor Support Agreement until the earlier of the Closing Date and the termination of the Business Combination Agreement and (iii) not transfer Company Ordinary Shares following the Closing in accordance with certain transfer restrictions described more fully in the section of this proxy statement/prospectus entitled “Shares Eligible for Future Sale—Lock-Up Arrangements.”
The Sponsor owns 552,600 SPAC Private Placement Shares, 6,429,663 Founder Shares, and 276,300 SPAC Private Placement Warrants. Pursuant to the Sponsor Support Agreement, immediately prior to the Closing, 20% of the Sponsor Promote will be forfeited by the Sponsor. The remaining Sponsor Promote will be subject to the following vesting and forfeiture provisions if the sum of the total capital raised from the PIPE Financing and retained from the Trust Account at Closing equals or exceeds $400.0 million:
(a)	50% of the remaining Sponsor Promote retained at Closing will vest immediately (the “Vested Tranche”),
(b)
25% of the remaining Sponsor Promote (the “$15 Tranche”) retained at Closing will vest if the VWAP of Company Ordinary Shares equals or exceeds $15.00 (“Earnout Triggering Event I”) for any twenty trading days in a thirty-trading day period occurring no later than the fifth anniversary of the Closing of the Business Combination (the “Vesting Period”), and

(c)
25% of the remaining Sponsor Promote retained at Closing will vest if the VWAP of Company Ordinary Shares equals or exceeds $18.00 (“Earnout Triggering Event II” collectively with the Earnout Triggering Event I, the “Earnout Triggering Events”) for any twenty trading days in a thirty-trading day period during the Vesting Period (the “$18 Tranche”).

In the event that, prior to the expiration of the Vesting Period and the occurrence of the Earnout Triggering Events, the Company consummates a merger, sale, or similar transaction (the “Early Release Event”), then all of the Sponsor Promote included in the $15 Tranche and $18 Tranche that have not yet vested will vest and no longer be subject to any forfeiture or the transfer restrictions, effective immediately prior to the consummation of such Early Release Event.
To the extent the total amount raised from the PIPE Financing and capital retained from the Trust Account at Closing (less any SPAC Transaction Expenses in excess of $14.0 million) is less than $400.0 million, additional shares and warrants from the Sponsor Promote will be forfeited at Closing in proportion to such shortfall pursuant to the terms of the Sponsor Support Agreement; provided that any such forfeiture shall be applied as follows:
(a)	First to reduce the Sponsor Promote comprising the $18 Tranche,
(b)	Thereafter, to the extent such forfeiture is greater than the $18 Tranche, to reduce the Sponsor Promote comprising the $15 Tranche, and
(c)	Thereafter, to the extent such forfeiture is greater than both the $18 Tranche and the $15 Tranche, to reduce the Sponsor Promote comprising the Vested Tranche.
Pursuant to Sponsor Support Agreement, each of the Sponsor, and the directors and officers of NewHold has agreed to restrictions on their ability to transfer, assign, or sell the Company Ordinary Shares and Company Warrants received by the Sponsor and the directors and officers of NewHold in the Business Combination, as summarized in the table below.

Subject Securities	Expiration Date	Natural Persons and Entities Subject to Restrictions	Exceptions to Transfer Restrictions
Company Ordinary Shares and Company Warrants (the “Sponsor Lock-up	The date that is one hundred and eighty (180) days from the Closing; provided, however, that portions of the Sponsor Lock-Up Shares will be released from the transfer restrictions as follows:	NewHold Industrial Technology III LLC Kevin Charlton Polly Schneck Samy Hammad Charlie Baynes-Reid Thomas Sullivan
Transfers permitted (A) pursuant to and in accordance with the Sponsor Support Agreement, (B) upon the prior written consent of the Company and NewHold, (C) in the case of an individual, by gift to a member of one of the individual’s

Subject Securities	Expiration Date	Natural Persons and Entities Subject to Restrictions	Exceptions to Transfer Restrictions
Shares”)
 •
50% of the Sponsor Lock-Up Shares will be released immediately if the volume weighted average trading price of the Company Ordinary Shares on the principal exchange on which such securities are then listed or quoted is at or above $12.00 for any 20 trading days, which need not be consecutive, during any 30-trading day period beginning at any time after the Closing;

 •
25% of the Sponsor Lock-Up Shares will be released immediately if the volume weighted average trading price of the Company Ordinary Shares on the principal exchange on which such securities are then listed or quoted is at or above $15.00 for any 20 trading days, which need not be consecutive, during any 30-trading day period beginning at any time after the Closing;

 •
the remaining 25% of the Sponsor Lock-Up Shares will be released immediately if the volume weighted average trading price of the Company Ordinary Shares on the principal exchange on which such securities are then listed or quoted is at or above $18.00 for any 20 trading days, which need not be consecutive, during any 30-trading day period beginning at any time after the Closing; and

 •
if an Early Release Event (as defined in the newcleo A&R Articles) occurs during the Lock-Up Period, all Sponsor Lock-Up Shares that have not previously been released will be released immediately prior
Phil Horlock Suzy Teharian Brian Mathis Matt Yerbic Scott Scharfman
immediate family, to a trust or other fiduciary entity, the beneficiary of which is a member of the individual’s immediate family, (D) in the case of an individual, by virtue of laws of descent and distribution upon death of the individual, (E) in the case of an individual, pursuant to a qualified domestic relations order, (F) in the case of an individual, pursuant to a charitable gift or contribution, (G) in the case of an entity, by virtue of such entity’s governing documents upon liquidation or dissolution of such entity and (H) to any affiliate of such Sponsor Shareholder.

Subject Securities	Expiration Date	Natural Persons and Entities Subject to Restrictions	Exceptions to Transfer Restrictions
to the consummation of such Early Release Event and will no longer be subject to the transfer restrictions.

Company Shareholder Support Agreement
Concurrently with the execution of the Business Combination Agreement, SPAC, the Company and the certain key Company Shareholders entered into the Company Shareholder Support Agreement, pursuant to which such Company Shareholders have agreed to, among other things, (i) vote all of their Company Ordinary Shares in favor of the adoption and approval of the Business Combination Agreement, the other documents contemplated thereby and the Transactions, including the Business Combination, and against any proposal that would or would reasonably be expected to impede, delay, frustrate or prevent the Transactions, (ii) not transfer any Company Ordinary Shares (excluding PIPE Shares and Pre-PIPE Shares) prior to the Closing, from the date of the Company Shareholder Support Agreement until the earlier of the Closing Date and the termination of the Business Combination Agreement and (iii) not transfer Company Ordinary Shares (excluding PIPE Shares and Pre-PIPE Shares) following the Closing in accordance with certain transfer restrictions described more fully in the section of this proxy statement/prospectus entitled “Shares Eligible for Future Sale—Lock-Up Arrangements.”
Subscription Agreements
Concurrently with and following the execution of the Business Combination Agreement, the Company, SPAC and the PIPE Investors entered into the PIPE Subscription Agreements, pursuant to which the PIPE Investors have agreed to purchase, and the Company has agreed to sell to the PIPE Investors, at the First Merger Effective Time, the PIPE Shares at a price per share of $10.00, for an aggregate purchase price of $220,000,000 (the “PIPE Financing”), which price per share and aggregate purchase price assumes that the Company has effected the Capital Restructuring prior to the First Merger Effective Time. The closing of the PIPE Investment is conditioned upon the consummation of the Business Combination.
The PIPE Subscription Agreements provide certain registration rights for PIPE investors. In particular, the Company is required to file with the SEC, within 30 calendar days after the consummation of the transactions contemplated by the Business Combination Agreement, a registration statement covering the resale of the PIPE Shares and to use its commercially reasonable efforts to have such registration statement declared effective as soon as practicable after the filing thereof, but in any event no later than 90 calendar days after the Closing Date, which may be extended by a maximum of 90 calendar days depending on the level of SEC review involved. The Company must use commercially reasonable efforts to keep the registration statement effective until the earliest of: (i) the date on which the PIPE investors cease to hold any PIPE Shares and (ii) the first date on which the PIPE investors can sell all of the PIPE Shares (or shares received in exchange therefor) under Rule 144 of the Securities Act without limitation as to the manner of sale or the amount of such securities that may be sold and without the requirement for the Company to be in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable).
Additionally, pursuant to the PIPE Subscription Agreements, the PIPE investors agreed to waive any claims that they may have at the closing of the PIPE Investment, or in the future, as a result of, or arising out of, the PIPE Subscription Agreements against SPAC, including with respect to the monies held in the Trust Account. The PIPE Subscription Agreements will terminate, and be of no further force and effect upon the earliest to occur of (a) such date and time as the Business Combination Agreement is terminated in accordance with its terms, (b) the mutual written agreement of the parties to the PIPE Subscription Agreements to terminate such agreements, or (c) 12 months after the date of the PIPE Subscription Agreements.
The PIPE Subscription Agreements provide for the issuance of Company Ordinary Shares rather than SPAC Ordinary Shares because the issued and outstanding SPAC Ordinary Shares will be exchanged for Company Ordinary Shares at Closing. There are important differences between the rights of holders of SPAC Ordinary Shares and holders of Company Ordinary Shares. See “Comparison of Rights of Company Shareholders and SPAC Shareholders” for a discussion of the different rights associated with holding Company securities.

Non-Redemption Agreements
Concurrently with the execution of the Business Combination Agreement, the SPAC, the Company, the Sponsor and the NRA Investors entered into the Non-Redemption Agreements, pursuant to which the NRA Investors agreed not to redeem (or to validly rescind any redemption requests on) up to 923,780 SPAC Class A Ordinary Shares in connection with the Extraordinary General Meeting. In exchange for the foregoing commitment not to redeem such SPAC Class A Ordinary Shares, the Sponsor agreed to forfeit 92,378 SPAC Class B Ordinary Shares at the Closing and assign to the NRA Investors, for no additional consideration, an equivalent number of Company Ordinary Shares to be issued at the Closing.
The Non-Redemption Agreements are expected to increase the amount of funds that remain in the Trust Account following the Extraordinary General Meeting, relative to the amount of funds that would be expected to remain in the Trust Account following the Extraordinary General Meeting had the Non-Redemption Agreement not been entered into and the SPAC Class A Ordinary Shares subject to such agreements had been redeemed.
The SPAC, the Company and the Sponsor may enter into additional non-redemption agreements from time to time prior to the Closing with other parties on substantially the same terms as the Non-Redemption Agreements, subject to the terms set forth in the Non-Redemption Agreements.
Registration Rights Agreement
At the Closing, the Company, the Sponsor, SPAC and other parties listed thereto will enter into the Registration Rights Agreement, pursuant to which, among other things, the Company will agree to undertake certain resale shelf registration obligations in accordance with the Securities Act and certain holders have been granted customary demand and piggyback registration rights. The Registration Rights Agreement also provides that the Company will pay certain expenses relating to such registrations and indemnify the relevant holders of Company Ordinary Shares against certain liabilities. The rights granted under the Registration Rights Agreement supersede any prior registration, qualification or similar rights of the parties with respect to their SPAC Securities.
Closing Warrant Agreement
Prior to the Closing, the Company, SPAC and the SPAC Warrant Agent will negotiate in good faith the Warrant Adoption Agreement, pursuant to which, among other things, (i) the SPAC will terminate the SPAC Warrant Agreement, and (ii) the Company will adopt a new warrant agreement to provide for the existence of warrants of the Company, each of which will represent the right to receive, from the Closing, a warrant to purchase one Company Ordinary Share, on the terms and subject to the conditions set forth therein. The Company may, in its good faith discretion, elect to instead amend and restate the SPAC Warrant Agreement to cause each SPAC Warrant to represent the right to receive, from the Closing, a warrant to purchase one Company Ordinary Share, in each of clauses (i) and (ii), on the terms and subject to the conditions set forth therein.

PROPOSAL NO. 1 - THE BUSINESS COMBINATION PROPOSAL
Overview
SPAC is asking its shareholders to approve the Business Combination Agreement and the Business Combination described in this proxy statement/prospectus, including (i) adopting the Business Combination Agreement and (ii) approving the Transactions. SPAC Public Shareholders should carefully read this proxy statement/prospectus in its entirety for more detailed information concerning the Business Combination Agreement and Transactions. A copy of the Business Combination Agreement is attached as Annex A to this proxy statement/prospectus. Please see the section entitled “Summary of the Material Terms of the Transactions” for additional information and a summary of certain terms of the Business Combination Agreement and the other Transaction Agreements. You are urged to carefully read the Business Combination Agreement in its entirety before voting on this proposal.
SPAC may consummate the Business Combination only if SPAC receives an ordinary resolution under Cayman Islands law, which requires the affirmative vote of at least a majority of the shareholders who attend and vote at the Extraordinary General Meeting.
Business Combination Agreement
On May 26, 2026, SPAC entered into the Business Combination Agreement with the Company, Merger Sub 1 and Merger Sub 2, which provides for the Business Combination and other transactions in connection therewith. Upon the consummation of the Business Combination and other transactions contemplated by the Business Combination Agreement, Merger Sub 1 will be merged with and into SPAC with SPAC being the surviving company (the “First Merger” and the post-First Merger NewHold, the “First Merger Surviving Company”), and First Merger Surviving Company will be merged with and into Merger Sub 2 and as a direct, wholly owned subsidiary of the Company with Merger Sub 2 being the surviving company.
Pursuant to SPAC Articles, holders of SPAC Class A Ordinary Shares may redeem SPAC Class A Ordinary Shares in conjunction with a shareholder vote on the Transactions, if certain conditions and procedure requirements are satisfied. See the subsection entitled “Extraordinary General Meeting of SPAC Shareholders—Redemption Rights” for a detailed description of the redemption procedure.
Transaction Structure
The Business Combination Agreement provides that at the Closing, in accordance with the Cayman Companies Act, Merger Sub 1 will be merged with and into SPAC with SPAC being the surviving company (the “First Merger” and the post-First Merger NewHold, the “First Merger Surviving Company”), and First Merger Surviving Company will be merged with and into Merger Sub 2 and as a direct, wholly owned subsidiary of the Company with Merger Sub 2 being the surviving company.
Pro Forma Capitalization
See the section entitled “Unaudited Pro Forma Condensed Combined Financial Information.”
The Merger Consideration of the Business Combination
See the subsection entitled “The Business Combination—Overview of the Transactions Contemplated by the Business Combination Agreement—Closing of the Business Combination.”
Background of the Business Combination
The terms of the Business Combination Agreement and the Ancillary Documents are the result of extensive negotiations between NewHold, the Company and their respective representatives. The following is a brief description of the background of NewHold’s comprehensive sourcing and screening efforts in pursuit of a business combination, its negotiations with and evaluation of the Company, the Business Combination Agreement, the Business Combination and the related transactions, and the extensive involvement of the NewHold Board in all of those activities. The following is not intended to be a list of all opportunities initially evaluated or explored, or all discussions held by NewHold, but rather to summarize the key meetings and events that led to the signing of the Business Combination Agreement with the Company. It includes all information that NewHold and the Company consider material regarding the negotiation of the Business Combination. All dates and times referred to in the following chronology are Eastern Standard Time in the United States unless otherwise indicated.

Corporate History
On March 3, 2025, SPAC consummated the SPAC IPO of 20,125,000 SPAC Public Units. Each SPAC Public Unit consists of one SPAC Class A Ordinary Share, and one-half of one redeemable SPAC Public Warrant, with each SPAC Public Warrant entitling the holder thereof to purchase one SPAC Class A Ordinary Share for $11.50 per share, subject to adjustment. The SPAC Public Units were sold at a price of $10.00 per unit, generating gross proceeds of $201,250,000. Concurrently with the closing of the SPAC IPO, the Sponsor and underwriters purchased an aggregate of 780,100 SPAC Private Placement Units at a price of $10.00 per unit, generating gross proceeds of $7,801,000.
Following the closing of the SPAC IPO, a total of $202,256,000 ($10.05 per SPAC Public Unit) of net proceeds of the SPAC IPO and certain of the proceeds of the SPAC Private Placement Units was placed in the Trust Account. The Trust Account is located in the United States with SPAC Transfer Agent acting as trustee, and may only be invested in U.S. government securities, within the meaning of Section 2(a)(16) of the Investment Company Act, having a maturity of 185 days or less or in the money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations.
The SPAC IPO was conducted pursuant to a registration statement on Form S-1 that became effective on February 27, 2025.
Prior to the consummation of the SPAC IPO, neither NewHold, nor anyone on its behalf, engaged in any substantive discussions, directly or indirectly, with any business combination target regarding a business combination with NewHold.
Promptly following its SPAC IPO, NewHold commenced consideration and evaluation of potential target businesses with the objective of consummating a business combination. NewHold focused its search for potential target businesses broadly within industrial technology by utilizing: internal research; networks of relationships of its management, board of directors and with professional service providers (including lawyers, accountants, consultants, and investment bankers); and, inbound inquiries from companies interested in a merger with NewHold. NewHold educated these parties on its structure as a special purpose acquisition company and its criteria for an acquisition. NewHold also responded to inquiries from investment bankers or other similar professionals who represented companies engaged in either a sale or financing process. All of these transactions and interactions were comprehensively tracked by NewHold, and the NewHold Board was apprised of the status of the pipeline and of discussions with high priority targets on approximately a weekly basis by either email or update calls lasting thirty to sixty minutes. This included a focus on new potential business combination candidates added to the management’s target search, candidates no longer considered, the progress of the newcleo merger negotiations, and the expected date of the completion of the Business Combination Agreement.
In all, prior to the execution of the Business Combination Agreement, representatives of NewHold:
•	Identified, evaluated and contacted 297 potential acquisition targets;
•	Entered into non-disclosure agreements with 25 potential acquisition targets (other than newcleo);
•	Executed five letters of intent (including newcleo); and
•	Conducted initial due diligence on three acquisition targets (other than newcleo), and subsequently withdrew from those processes.
NewHold reviewed the potential acquisition targets based on criteria that included evaluating the size and growth of the target’s end markets, their competitive position within that end market, quality of their technology, quality of their sales pipeline and growth prospects, and quality of their management team. NewHold focused on sectors exhibiting secular growth or ones undergoing a positive technical, and within those sectors, focused only on companies that NewHold management believed would benefit from being a publicly traded company.
One of the potential targets which NewHold considered, Company A, was a pharmaceutical testing robotics company. NewHold was introduced to Company A by the Sponsor on June 11, 2025, after which NewHold determined to execute a non-disclosure agreement with Company A to continue discussions. NewHold conducted due diligence on Company A, including review of the overall business plan and licenses held, management team and capitalization structure, and historic and budgeted projected statements. NewHold and Company A entered into a letter of intent on June 25, 2025. Representatives of NewHold met with representatives of Company A on over 5 occasions via conference call. NewHold ultimately determined not to pursue Company A due to industry considerations, stage of the business, and capital needs to execute on growth objectives. The last correspondence between NewHold and Company A was on October 24, 2025, and there was no further communication, negotiation, or diligence conducted after that date.
Another potential target, Company B, was a company that develops and operates fusion systems, focusing on near-term applications of fusion technology rather than solely pursuing energy production. Representatives of NewHold were contacted by management of Company B with regard to a potential business combination with Company B on July 7, 2025, after which NewHold determined to execute a non-disclosure agreement with Company B to continue discussions on July 15, 2025. On August 11, 2025, NewHold and Company B entered into a letter of intent. NewHold conducted conference calls and virtual meetings with representatives of Company B on more than 10 occasions and engaged in due diligence on Company B. Between August 18-19, 2025, the NewHold team met with key executives from Company B and toured their physical site, along with expert operational advisors retained by NewHold. As a result of the discussions with Company B and NewHold’s due diligence, NewHold determined to end its pursuit of Company B as a potential target due to concerns over the capital requirements to execute the business plan, industry considerations, and proposed valuation. The last correspondence between NewHold and Company B was on August 29, 2025, and there was no further communication, negotiation, or diligence conducted after that date.
NewHold’s third potential target, Company C, a developer of an artificial intelligence and cognitive cloud computing-based software designed to automate business processes, was introduced to NewHold on March 20, 2025, by an investor known to NewHold management. On March 21, 2025, NewHold determined to execute a non-disclosure agreement with Company C to continue discussions. NewHold and Company C entered into a letter of intent on September 5, 2025. NewHold conducted conference calls and virtual meetings, and in person meetings with representatives of Company C on more than 15 occasions and engaged in due diligence on Company C. NewHold ultimately ceased discussions with Company C because the NewHold team determined that Company C was six to nine months away from being ready to go public due to a combination of internal controls, Public Company Accounting Oversight Board’s (“PCAOB”) audit, confidence in pipeline, and confidence in forecast accuracy. The last correspondence between NewHold and Company C was on December 3, 2025, and there was no further communication, negotiation, or diligence conducted after that date.
NewHold’s fourth potential target, Company D, was a Small Modular Reactor (“SMR”) company that uses existing, industry standard equipment and technology. NewHold was introduced to Company D by a financial advisor to Company D on October 30, 2025, after which NewHold determined to execute a non-disclosure agreement with Company D on November 10, 2025, to continue discussions. NewHold and Company D entered into a letter of intent on November 18, 2025. NewHold conducted due diligence on Company D, including review of business plan, capital investments and projected capital needs, and historic and budgeted projected statements. Representatives of NewHold met with representatives of Company D on over four occasions via conference call and in person. NewHold ultimately determined not to pursue Company D because Company D was not ready to be a public company. The last correspondence between NewHold and Company D was on November 24, 2025, and there was no further communication, negotiation, or diligence conducted after that date.
The Background of NewHold’s Interaction with newcleo
On September 18, 2025, NewHold’s Chief Executive Officer Kevin Charlton met the Chief Executive Officer of newcleo, Stefano Buono, at a conference in France via an introduction from Mr. Abdul-Hadi, who is a senior advisor to NewHold.
On September 24, 2025, Mr. Charlton and Mr. Hammad met with Mr. Buono at the offices of Davis Polk & Wardwell LLP (“Davis Polk”), newcleo’s counsel, in New York to discuss newcleo’s business plans and listing alternatives. Representatives of Davis Polk were also in attendance. Mr. Charlton described NewHold’s SPAC execution process and experience, and how that could be applied in a potential merger with newcleo.
On October 9, 2025, Mr. Charlton and Mr. Hammad received newcleo company marketing materials via email. The materials discussed various technical aspects of newcleo’s business and the Company’s strategic vision. After reviewing the material, Mr. Charlton and Mr. Hammad informed the NewHold Board that newcleo was an attractive merger partner.
On October 19, 2025, Mr. Buono sent an email announcing that newcleo had entered into an agreement with Oklo Inc. (“Oklo”) (an advanced nuclear technology company) (the “Oklo Agreement”) and Blykalla (an advanced nuclear technology developer based in Sweden) with the aim to build an advanced multi-fuel facility in the United States to treat surplus plutonium. On the same date, Mr. Charlton congratulated Mr. Buono via email and reiterated NewHold’s continued interest in exploring a business combination with newcleo.
On October 21, 2025, Mr. Buono confirmed via email that newcleo was ready to discuss a potential business combination and that newcleo was working to engage Goldman Sachs & Co. LLC (“Goldman”) as lead placement agent. Mr. Charlton emailed Mr. Buono and other members of the newcleo management team outlining the steps needed to be completed in order to sign a letter of intent.
On October 22, 2025, Mr. Buono emailed the NewHold team with a list of questions regarding a potential transaction, including with respect to the anticipated timeline, expected costs, and process requirements.
On October 23, 2025, the NewHold team responded to such inquiry and copied the Chairman of the NewHold board on such response.
On October 23, 2025, the NewHold management team conducted its monthly scheduled telephonic meeting with the NewHold Board at which the NewHold management team provided details on the potential newcleo opportunity. At this meeting, the NewHold management team presented to the NewHold Board its preliminary view that newcleo’s business appeared to be consistent with NewHold’s stated investment strategy, as outlined in NewHold’s IPO prospectus, and discussed the basis for that preliminary assessment. The NewHold management team periodically provided updates to the NewHold Board on the progress of the negotiations with newcleo throughout the business combination process.
On October 26, 2025, Mr. Buono emailed Mr. Charlton to confirm that newcleo had selected Goldman as lead placement agent and Guggenheim Securities (“Guggenheim”) as financial advisor in connection with the proposed transaction and set November 3, 2025, as the date for management to present to the NewHold Board with key advisors present.
On October 27, 2025, NewHold and newcleo entered into a confidentiality and non-disclosure agreement to facilitate further discussions and diligence related to a potential business combination.
On October 29, 2025, NewHold engaged Mercer LLC (“Mercer”) as compensation due diligence advisor.
Beginning in October 2025 and continuing thereafter, NewHold retained various due diligence advisors to assist NewHold in conducting its due diligence review of newcleo, including McKinsey & Company (“McKinsey”) as commercial and technical due diligence advisor in October 2025 and the Beckway Group (“Beckway”) as operational and supply chain due diligence advisor in November 2025.
On October 29, 2025, following discussions with representatives of Guggenheim and Goldman and review of the confidential information memorandum for newcleo, NewHold sent an initial draft of a non-binding letter of intent to newcleo (the “LOI”). The LOI outlined the proposed terms for the Business Combination for discussion purposes, including, among other things, structuring considerations, and sources and uses of capital. The draft LOI contained a two-way exclusivity provision restricting the parties from exploring an acquisition transaction for a period of 30 calendar days. The LOI included a provision allowing newcleo to engage in non-routine transactions (each such transaction, a “Non-Routine Transaction”), including (i) negotiating, entering into and consummating commercial agreements with customers, suppliers, and strategic collaborators (including research, development, licensing and distribution arrangements), and (ii) evaluating and, if appropriate, consummating equity or equity-linked financings that do not (A) constitute a Competing Transaction (as defined in the LOI) or (B) result in any third party obtaining, at or prior to Closing, control of newcleo or a contractual right to block the business combination. The LOI provided NewHold the right to terminate the LOI if the Non-Routine Transaction had a materially adverse effect on the economic or other benefits of the Business Combination. The LOI included a placeholder for the proposed enterprise value of newcleo and did not specify a definitive valuation, as the enterprise value remained subject to further diligence and analysis. At this stage, initial valuation discussions were informed by publicly available information regarding comparable SMR and advanced nuclear technology companies, newcleo’s stage of technological development, its differentiated lead-cooled fast reactor technology and fuel strategy, its existing capital structure, and then-prevailing market conditions for de-SPAC transactions in the nuclear and broader energy transition sectors. The LOI also provided that part of the consideration to be paid by NewHold would be subject to earn-out if the post-closing company’s share price exceeds $13.50 for any 20 out of 30 consecutive trading days and if the share price exceeds $16.00 for any 20 out of 30 consecutive trading days. The earn-out periods and the percentage of the transaction consideration subject to earn-out were not specified in the LOI. The LOI also provided that the Sponsor would forfeit 20% of the Class B ordinary shares of NewHold held by the Sponsor. In addition, the Sponsor indicated that it was willing to subject an additional 20% of the Class B ordinary shares to a structured earn-out to align incentives with newcleo as follows:
•
if, during the 5-year period beginning on the first day after Closing, the closing price of the Company Ordinary Shares exceeds $13.50 for any 20 out of 30 consecutive trading days, 10% of the Company Ordinary Shares will be distributed to Sponsor; and

•
if, during the 5-year period beginning on the first day after Closing, the closing price of the Company Ordinary Shares exceeds $16.00 for any 20 out of 30 consecutive trading days, 10% of the Company Ordinary Shares will be distributed to Sponsor.

Further, the LOI also provided for a financing in the form of private investments in NewHold’s publicly traded equity and/or an alternative structure, including non-redemption agreements and/or backstop commitments that would provide for a minimum available cash amount of $200,000,000 to be fully committed at the time of the closing of the Business Combination. The PIPE Financing contemplated in the LOI was intended to be structured as an issuance of common equity of newcleo to institutional investors. The parties understood that the specific size, structure, and terms of the PIPE Financing would be subject to further discussion and refinement as the transaction progressed, including based on investor feedback, market conditions, and the results of ongoing due diligence. The LOI also provided for key terms regarding lock-up arrangements with respect to securities of newcleo to be held by the Sponsor and the shareholders of newcleo.
On October 30, 2025, the NewHold team held a virtual technical session with newcleo management and McKinsey’s nuclear energy team, focusing on the Company’s corrosion research, given the importance in demonstrating the durability of lead-cooled technology. On that same day, NewHold had a telephonic discussion with newcleo to review the Oklo Agreement and how to describe it to investors in addition to touching base on newcleo’s U.S. deployment plans.
On October 31, 2025, newcleo and NewHold had a telephonic discussion regarding financial due diligence and IPO readiness with newcleo’s Deputy MD Italy and CFO, Cristiana Vieno. Other participants included Mr. Charlton, Mr. Hammad, Ms. Schneck, Mr. Buono, newcleo’s Deputy Chief Executive Officer and Chief Operating Officer, Ms. Elisabeth Rizzotti, the President of newcleo Americas LLC, Mr. James Cook, newcleo’s Chief Financial Officer of France, Mr. Matthieu Houmeau, M&A & Capital Markets Director, Mr. Gianluca Summai, newcleo M&A and Capital Markets Associate, Mr. Emanuele Carta, and Grant Thornton LLP (“Grant Thornton”) partners, Carlos Ferreira, Kyle Quinn, and Jordan Roffey. The parties discussed the financial performance of newcleo with a particular focus on the following: details of 2025 revenue and gross margins; audits, status of PCAOB financials; additional internal and external financial resources needed; and the SEC review process for the business combination.
On November 3, 2025, the NewHold Board held a telephonic meeting which was attended by newcleo’s management team, including Mr. Buono, newcleo’s Investor Relations Director, Ms. Giulia De Benedetti, Ms. Rizzotti, newcleo’s Business Development Director, Mr. Emanuele Fontani, Mr. Houmeau, Mr. Cook, Mr. Summai, newcleo’s Global Licensing Director, Mr. Stéphane Calpena, newcleo’s Chief Public Affairs Officer, Mr. Ruggero Corrias, newcleo’s Group General Counsel, Mr. Khalil Bukhari, and Mr. Carta. Also in attendance were representatives of Goldman, Davis Polk, and Guggenheim, Beckway, Grant Thornton, NewHold’s legal counsel, Loeb & Loeb LLP (“Loeb”), and McKinsey. The newcleo team’s presentation to the NewHold Board included, among other things, a discussion of newcleo’s business strategy centered on safety, costs and sustainability, the advantages of lead-cooled fast reactors and newcleo’s wider plan-to-market. The NewHold Board had an opportunity to ask questions and discuss newcleo’s strategic plan with newcleo’s management team.
On November 4, 2025, representatives of Guggenheim, newcleo and NewHold participated in a conference call to discuss next steps in connection with the Business Combination, including the anticipated timeline and other process-related considerations.
On November 5, 2025, representatives of Guggenheim, newcleo and NewHold participated in a follow-up conference call to continue discussions from the November 4, 2025, call and address additional process-related matters. Also, on November 5, 2025, representatives of Pillsbury Winthrop Shaw Pittman LLP (“Pillsbury”) and NewHold participated in a conference call to discuss the potential engagement of Pillsbury to conduct regulatory due diligence with respect to newcleo.

On November 18, 2025, newcleo held a board meeting in Turin, Italy. The NewHold management team participated virtually during a portion of the meeting, presenting reasons that newcleo would be a good candidate for a de-SPAC transaction.
On November 21, 2025, NewHold engaged Beckway as operational and supply chain due diligence advisor.
On November 23, 2025, the NewHold team held a telephonic call with members of the NewHold Board and the advisory board of NewHold, which included discussion of, among other things, newcleo’s business model; its readiness to become a public company; the appropriate peer group for newcleo; an evaluation of the use of proceeds from a de-SPAC transaction with newcleo; and considerations for a valuation methodology, including the relevance of comparable SMR and advanced nuclear technology companies, newcleo’s development pipeline and strategic partnerships, its capital structure and sources of funding, newcleo’s most recent private funding round (which had implied an enterprise value in the range of EUR 1.8 billion) as a reference point for valuation purposes, and the relationship between valuation, minimum cash conditions, and PIPE Financing expectations.
On December 10, 2025, NewHold engaged Michael Korniczky (“Korniczky”), an intellectual property attorney, as its intellectual property due diligence advisor in connection with the Business Combination.
On December 11, 2025, there was a telephonic call regarding key issues in the LOI between Mr. Charlton and a representative of Guggenheim, during which participants discussed a range of potential valuation outcomes for newcleo, the pre-money equity value and the potential for upward adjustment for incremental pre-closing equity raises, the interplay between valuation, PIPE Financing target and minimum available cash amount, the Company Earnout Shares structure for newcleo shareholders and associated VWAP (as defined in the Business Combination Agreement) vesting triggers, and the Sponsor Promote (as defined below) forfeiture mechanics, including proportional forfeiture tied to total capital raised and the vesting tranche structure. Participants discussed these considerations in the context of comparable company analyses, newcleo’s technology and development status, and the use of earn-out structures and other mechanisms to align valuation with future performance milestones.
On December 12, 2025, there was an in-person meeting at Guggenheim’s New York City office to discuss the potential Business Combination. Attendees included the NewHold management team, Mr. Sullivan and Ms. Taherian (by videoconference) of the NewHold Board; Mr. Buono, Ms. Rizzotti, Ms. De Benedetti, Mr. Corrias, newcleo’s Group Chief Financial Officer, Mr. Jon Stranske, Mr. Bukhari (by video conference), newcleo’s legal counsel, Ms. Kateryna Fedorova (by video conference), and Mr. Cook (by video conference) of newcleo; representatives of Goldman; Guggenheim; Loeb, BTIG, and Davis Polk. Participants discussed the SMR and advanced modular reactor (“AMR”) industry, newcleo’s operational, technical, financial, regulatory, and strategic status, and certain near-term milestones as presented by newcleo. Participants also discussed considerations relevant to an appropriate potential pre-money valuation for newcleo.
As part of the discussion regarding the appropriate potential pre-money valuation for newcleo, BTIG presented overviews of the current nuclear power industry, including: discussion of comparable SMR companies in North America (“NA”) and Europe including their most recent valuations; how those companies compared to newcleo in terms of size, market-readiness, technology, and path to commercialization; capital raised; and, either current market valuation (for public companies) or estimated valuation (for private companies, based upon their most recent funding). BTIG did not, however, provide any report, opinion or appraisal with respect to newcleo or the Business Combination. The participants discussed precedent de-SPACs transactions in the nuclear industry, target pre-money equity valuation history, and overall transaction funding for these companies. These companies included Oklo, X-energy, NuScale, TerraPower, Hitachi, Holtec, and Westinghouse, Terrestrial Energy, Kairos Power, Blykalla, EDF, ARC Clean Technology, and Natura Resources, Nano Energy, Hadron Energy, Last Energy, Terra Innovatum, Radiant, and Aalo.
The matters discussed during the December 12, 2025, meeting included the following highlights, which supported NewHold’s view of newcleo as a strong acquisition target:
•	de-SPACs in the nuclear sector have traditionally performed well;
•
X-Energy successfully raised nearly $2 billion in private rounds since 2023, including $700 million in a Series C-1 round of funding that closed in February 2025, with a valuation above $2 billion, and $700 million in a Series D round in November 2025;

•
Other SMR/AMR companies’ recent de-SPAC pre-money valuations have been lower than the proposed valuation for newcleo (e.g., Hadron announced a pre-money de-SPAC valuation of $1 billion in September 2025). In that context, advisors discussed certain characteristics of newcleo’s business that participants considered relevant to the comparative valuation analysis, including:

○
newcleo’s 200MWe system uses a liquid lead cooling process, which participants discussed as distinguishing it from other SMR platforms; newcleo’s representatives noted a technology track record in naval applications, supplemented by a collection of intellectual property and patents developed over more than a decade of research and development.

○	Participants discussed newcleo’s project development status and initial site locations in multiple jurisdictions;
○
newcleo’s fuel model addresses the need for fissile material recycling and leverages its established technical experience. Participants discussed potential considerations related to uranium market dynamics and the potential benefits of newcleo’s fuel strategy in addressing a possible industry bottleneck;

○
newcleo has an integrated Engineering, Procurement, and Construction (“EPC”) and component fabrication platform that generates current revenue and potential SMR and AMR deployment expertise, as discussed by participants;

○	newcleo has an experienced management team, with a track record in developing a partnership ecosystem for advancing development;
○	newcleo’s private capital raising history, including participation from institutional and individual investors; and
•
Advisors discussed that, although no perfect peer for newcleo exists, tier one comparable SMR platforms (i.e., those with similar levels of technical development, commercial visibility and management/fundraising track record) as presented included NuScale, Oklo and X-Energy.

On December 15, 2025, the NewHold team, the NewHold Board, and the NewHold advisory board convened telephonically to discuss the topics covered in the December 12 meeting with newcleo and financial advisors, including specific discussions about newcleo’s proposed valuation of $2.35 billion. Participants discussed whether that proposed valuation was appropriate in light of newcleo’s operational, technological, and regulatory progress and market position as presented at the December 12, 2025, meeting. Based on the information presented and discussions held, and drawing on its own financial and business experience, the NewHold Board determined that NewHold should enter into a LOI with newcleo at the proposed pre-money valuation of $2.35 billion, which reflected the outcome of the valuation discussions described above and the NewHold Board’s assessment of the relative risks and opportunities associated with newcleo’s business.
On December 15, 2025, NewHold also kicked off a series of weekly all-hands calls with newcleo and all advisors on both sides. Participants generally included NewHold management, newcleo management, financial advisors, legal counsel, and key NewHold diligence advisors. These discussions offered all parties the opportunity to discuss outstanding items regarding the deal process.
On December 15, 2025, Guggenheim provided NewHold with access to newcleo’s virtual data room.
On December 16, 2025, representatives of McKinsey presented information regarding the SMR industry to the NewHold management team. Topics discussed included, for both the U.S. and the European Union (“EU”):
•	the current size of the addressable market for SMRs and AMRs, and potential market dynamics;
•	an assessment of the competitive landscape within the SMR and AMR industry, including the technological differences among competitors;
•	the regulatory environment for the industry and the potential positive impact of anticipated changes on newcleo’s business model;
•	timing considerations related to potential deployment of SMRs;
•	potential fuel reactor-part supply chain challenges and opportunities; and
•	key purchasing criteria/buying factors considered by customers.

On December 17, 2025, NewHold engaged Grant Thornton as IPO readiness/financial and tax due diligence advisor. On the same day, there was a telephonic meeting regarding potential newcleo Board candidates with Mr. Buono, Mr. Charlton, and representatives of Goldman, during which participants discussed potential candidates and related considerations. Following discussions, the parties decided to discuss the board candidate search with Egon Zehnder International Ltd. (“Egon Zehnder”), a global management consulting and executive search firm.
On December 18, 2025, there was a telephonic call between Mr. Buono, Ms. Rizzotti, Ms. De Benedetti, Mr. Stranske, the NewHold team, and representatives of Goldman and BTIG regarding the fundraising process, during which participants discussed newcleo’s capital needs and potential means of raising capital for newcleo, including a pre-business combination round of fundraising and a PIPE transaction that would close concurrently with the Closing.
On December 18, 2025, newcleo and NewHold executed the LOI. The LOI reflected a proposed pre-business combination consolidated enterprise value of newcleo of $2.35 billion. The initial valuation was determined by NewHold based on the information presented and discussions held, including its assessment of the nuclear energy market, newcleo’s technological development status and strategic positioning within the nuclear energy market, its capital structure and funding history, comparable company and precedent transaction analyses, and discussions with the Company and its advisors. For a discussion of NewHold’s valuation analysis, see the section entitled “—Summary of Financial and Valuation Analyses of the Company.” The final LOI provided that newcleo shareholders an opportunity to earn additional shares of newcleo with an aggregate value of up to 10% of the Merger Consideration following the Closing (the “Earnout Consideration”), with such Earnout Consideration issuable to the newcleo shareholders pro rata in accordance with their respective ownership percentages in newcleo as of immediately prior to the Closing subject to the following vesting conditions:
•
for 50% of the Earnout Consideration, only if the VWAP of the Company Ordinary Shares exceeds $15.00 for 20 out of 30 consecutive trading days occurring no later than the 5th anniversary of the Closing; and

•
for the remaining 50% of the Earnout Consideration, only if the VWAP of the Company Ordinary Shares exceeds $18.00 for 20 out of 30 consecutive trading days occurring no later than the 5th anniversary of the Closing.

The valuation reflected in the LOI did not materially change from prior discussions; however, certain related economic terms, including the earn-out structure and Sponsor Promote mechanics, were refined between the initial draft LOI and execution to better align incentives and reflect diligence findings and investor feedback.
The LOI also provided that the Sponsor would (i) forfeit 20% of the aggregate securities held by the Sponsor (the “Sponsor Promote”) upon closing of the Business Combination and (ii) retain 80% of the remaining Sponsor securities (subject to the vesting requirements set forth below) if the sum of the total capital raised from the PIPE and retained from the SPAC’s Trust Account equals or exceeds $400 million; provided that, to the extent the total amount raised from the PIPE and capital retained from the SPAC’s Trust Account is less than $400 million, the Sponsor would forfeit its securities at Closing in proportion to such shortfall. The vesting conditions for the Sponsor Promote specified in the LOI were as follows:
•	50% of the Sponsor Promote retained at closing will vest immediately;
•
25% of the Sponsor Promote retained at closing will vest, if at all, only if the VWAP of the Company Ordinary Shares exceeds $15.00 for 20 out of 30 consecutive trading days occurring no later than the 5th anniversary of the Closing; and

•
the remaining 25% of the Sponsor Promote retained at closing will vest, if at all, only if the VWAP of the Company Ordinary Shares exceeds $18.00 for 20 out of 30 consecutive trading days occurring no later than the 5th anniversary of the Closing.

The LOI included a 180 day lock-up period (the “Lock-up Period”) after the Closing for the ordinary shares held by the Sponsor and the significant shareholders of newcleo; provided, however, that (i) 50% of such shares shall be released on the date, if earlier than the end of the Lock-up Period, on which the VWAP of the Company Ordinary Shares equals or exceeds $15.00 per share for any 20 trading days within any 30-trading day period, and (ii) 50% of such shares shall be released on the date, if earlier than the end of the Lock-up Period, on which the VWAP of the Company Ordinary Shares equals or exceeds $18.00 per share for any 20 trading days within any 30-trading day period.

On December 19, 2025, there was a site and operations diligence telephonic discussion with the NewHold team, Mr. Fontani, Mr. Vaiarelli, newcleo Supply Chain Director Sébastien de Monplanet, newcleo Director of Communications and Market Intelligence Miroslav Sarissky, and representatives of Guggenheim, McKinsey, and Beckway, during which participants discussed site-level development status, operational planning considerations, and supply chain organization and capabilities.
On December 22, 2025, NewHold engaged Pillsbury as regulatory due diligence advisor.
On December 22, 2025, NewHold engaged McKinsey as commercial due diligence advisor.
On December 22, 2025, NewHold engaged Marsh McLennan Companies, Inc. (“Marsh”) as insurance and benefits advisor.
On December 22, 2025, the NewHold team, newcleo team and representatives of BTIG and Goldman held a follow-on telephonic discussion of the business combination fundraising process. Participants discussed plans for raising a pre-PIPE funding round and a PIPE Financing to close concurrently with the Business Combination. Participants discussed that the PIPE was intended to be structured as an issuance of common equity of newcleo to institutional investors, with a target raise in the range of $200 million, and that the pre-PIPE round was intended to be a separate private capital raise by newcleo in advance of the PIPE to support near-term operational needs and demonstrate investor confidence ahead of the broader institutional marketing process. Participants discussed the sequencing of the two capital raises, the target investor profile for each, and the importance of aligning PIPE timing with the anticipated filing and closing schedule for the Business Combination.
On December 23, 2025, there was a supply chain call between the NewHold team, the newcleo team and representatives of Beckway and Guggenheim. The topics discussed at the meeting included the current and near-term predicted state of the supply chain for SMRs and MOX fuel facilities, including the existing supply chain environment for research and development facilities, first-of-a-kind facilities, and commercial scale deployment of facilities. The parties also discussed newcleo’s procurement plans and newcleo’s plans for ensuring smooth supply chain processes.
On December 23, 2025, there was a call about LFR with newcleo LFR Engineering Director Andrea Barbensi, the NewHold team, and representatives of Beckway and Guggenheim. The NewHold team had a separate telephonic discussion regarding MOX fuel with newcleo MOX Project Manager Gabriel Floch and representatives of Guggenheim and Beckway, during which participants discussed supplier engagement, procurement processes, and sourcing strategies for key components.
On December 29, 2025, there was a telephonic discussion regarding newcleo’s operations between Ms. Rizzotti of newcleo, the NewHold team, and representatives of Beckway and Guggenheim, during which participants discussed newcleo’s multinational organizational structure, the operational workflow within different divisions, and the ways in which teams communicate and work together. There was also a call on the same day regarding the IT landscape between representatives of newcleo, NewHold, Guggenheim and Beckway. The discussion addressed SRM, app governance processes, O2C processes, change management, enterprise resource planning (“ERP”) landscape, cyber deep dive, data incubator, IT controls, and IT vendors.
On December 30, 2025, Ms. Schneck of NewHold and Mr. Stranske of newcleo had a call regarding the PCAOB requirements for newcleo financial statements required to be filed with the SEC in connection with the Business Combination. There was also a call regarding financial/tax diligence with Mr. Houmeau from newcleo, Mr. Hammad and Ms. Schneck from NewHold and representatives of Guggenheim and Grant Thornton. The discussion addressed the financial and accounting systems and processes currently used within newcleo’s entities, the structure of the finance and accounting teams within newcleo, current reporting and ERP systems, and near-term anticipated updates to all of these. Potential modifications to these systems and processes were also discussed.
Commencing on January 2, 2026, and on subsequent dates through April 3, 2026, the NewHold team conducted periodic update calls with members of the NewHold Board and advisory board. During such calls, participants discussed progress on due diligence matters, audit timing, and PIPE fundraising activities in connection with newcleo. Participants also discussed updates from meetings with advisors and with newcleo, including topics relating to newcleo’s market opportunity, regulatory environment and milestones, supply chain, operations, financial processes and reporting, partnerships, technological developments, and the status of on-site projects in Italy.

On January 5, 2026, there was a call regarding nuclear insurance between the NewHold team and representatives of Marsh, during which participants discussed the structure of existing insurance coverage and general areas of insurable risk relevant to newcleo’s current operations.
On January 5, 2026, there was also a project leader review call on LFRs with LFR Project Engineer Samuel Barbier, Ms. Vezzoli, Mr. Barbensi, Mr. Floch, Mr. Fontani, Mr. Sarissky from newcleo, the NewHold team and representatives of Beckway and Guggenheim, during which participants discussed reactor design progress, engineering workstreams and technical development activities.
On January 7, 2026, representatives of McKinsey and NewHold had a mid-diligence update call, and NewHold had a discussion with representatives of Beckway regarding their due diligence on newcleo’s IT and R&D. Representatives of Beckway hosted an IT Deep Dive call to discuss IT infrastructure and enterprise applications with Ms. Vezzoli of newcleo, the NewHold team, and representatives of Guggenheim.
On January 8, 2026, the NewHold team had a telephonic discussion with representatives of Beckway regarding their due diligence on newcleo’s MOX leaders. Representatives of Guggenheim also attended. Participants discussed newcleo’s plans for sourcing and processing MOX fuel.
From January 12 through January 14, 2026, the NewHold management team made a site and operations due diligence visit to newcleo’s facilities in Bologna, Brasimone and Turin, Italy. The NewHold team were joined by representatives of McKinsey, Beckway, and Guggenheim, and met with multiple levels of newcleo’s management team across multiple disciplinary areas.
On January 13, 2026, Mr. Hammad had a call regarding the Rütschi IT landscape with representatives of newcleo, Beckway and Guggenheim, during which participants discussed existing IT systems, integration considerations and operational processes across subsidiaries.
On January 14, 2026, Mr. Hammad had a call regarding SRS IT discovery with representatives of newcleo, Beckway and Guggenheim, during which participants discussed IT infrastructure, data management and system architecture considerations.
On January 15, 2026, there was an analyst targeting call with Mr. Charlton, Ms. Tarplin, and representatives of ICR and Goldman, during which participants discussed leading nuclear analysts, particularly those covering key competitors, on a preliminary basis intended to provide ICR with foundational information about newcleo to support the identification of potential analysts to target.
On January 16, 2026, there was a diligence call with Deputy MD Italy and CFO Cristiana Vieno, Mr. Sarissky, the NewHold team, and representatives of Marsh and Guggenheim, during which participants discussed financial and operational matters, including insurance considerations and organizational structure.
On January 16, 2026, there was also a newcleo fundraising call between the newcleo team, the NewHold team, and representatives of Goldman’s legal counsel, Latham & Watkins LLP (“Latham”), Davis Polk, Goldman, and Guggenheim, during which participants discussed financing objectives, alternatives for the PIPE process (including timing and number of investors), and possible financing structures. Participants discussed that common equity remained the preferred structure for the PIPE Financing, with a target raise in the range of $200 million, though participants also considered alternative financing structures, including non-redemption agreements and forward purchase agreements. Participants discussed the trade-offs among these alternatives with respect to investor appetite, the certainty of proceeds at closing, and the impact on the pro forma capital structure of newcleo following the Closing.
On January 20, 2026, Ms. Schneck held a financial due diligence call with representatives of newcleo, Grant Thornton and Guggenheim. Topics discussed included newcleo’s current and planned financial operations and processes, the ways in which these would need to be amended as newcleo became a publicly traded company in the U.S., and the status of newcleo’s audits.
On January 23, 2026, there was a public-company readiness due diligence call with representatives of newcleo, NewHold, Grant Thornton and Guggenheim. Participants again discussed newcleo’s current and planned financial operations and processes, the ways in which these would need to be amended as newcleo became a publicly traded company in the U.S., and the status of newcleo’s audits.
On January 23, 2026, representatives of newcleo, NewHold, Grant Thornton and Guggenheim also held a call regarding Cost-to-Cost accounting.

On January 26 and 27, 2026, representatives of newcleo, NewHold, Goldman, and Guggenheim met to discuss the potential for a capital raise with select investors in advance of the PIPE raise. Participants discussed targeting a pre-PIPE raise focused on common equity, with participation expected primarily from existing investors in newcleo. Participants discussed the amount to potentially be raised and the relationship between the pre-PIPE sizing and the overall $200 million PIPE target, noting that a successful pre-PIPE round could be used to build investor momentum and validate the proposed valuation ahead of the broader institutional PIPE marketing process. Participants also discussed the timing of the pre-PIPE raise relative to the anticipated PIPE launch and transaction signing, and the importance of completing the raise on terms consistent with the contemplated PIPE structure.
On January 29, 2026, there was a financial and tax due diligence call focused on newcleo France with representatives of newcleo, NewHold, and Grant Thornton. Participants discussed newcleo’s financial and tax operations and processes and newcleo’s tax reporting in France in current and prior years.
On January 30, 2026, newcleo and NewHold signed an exclusivity extension letter that amended the initial LOI such that the exclusivity period would be perpetual and subject to 30-day notice of withdrawal by either party.
On February 4, 2026, representatives of Grant Thornton provided a financial due diligence update to the NewHold team and its advisors. Participants discussed preliminary observations, including historical financial performance, revenue recognition practices, and accounting considerations, as well as ongoing diligence procedures and information requests.
On February 5, 2026, the NewHold management team, the newcleo management team and their respective advisors participated in an organizational conference call to discuss the preparation of the proxy statement/prospectus for the Business Combination. The parties continued to meet on a weekly basis to discuss the progress of the proxy statement/prospectus.
On February 13, 2026, there was a final due diligence readout with advisors from Beckway, Pillsbury, Mercer, Marsh, Korniczky, McKinsey, and Loeb reporting to the NewHold team, NewHold Board, and NewHold advisory board. The session lasted approximately eight hours. The NewHold Board considered the findings of this due diligence readout, based on the information presented and discussions held, in determining whether to enter into the Business Combination Agreement.
Each team’s diligence approach included:
•	Review of newcleo-provided materials, including management presentations, virtual data room submissions, project plans, and business architecture documentation.
•	Multiple structured interviews and working sessions with executive and functional leaders across Executive, Operations, Finance, R&D, IT, Engineering, Regulatory and Supply Chain teams.
•	Detailed discussions with key leaders at newcleo via both remote interviews and on-site visits in order to effectively research each topic.
•	Validation of management statements against written materials, historical context, and observed operating practices.
Topics and findings discussed at the February 13 meeting included:
•
Presentations by McKinsey included discussions regarding the nuclear power market, including current market size and potential market dynamics in NA and the EU, energy demand considerations, key drivers of demand (including data centers and microgrids), and nuclear capacity considerations, and the discussion included coverage of:

○	The current landscape for MOX fuel supply and related supply considerations;
○	The competitive landscape, including customer preferences and purchasing considerations for nuclear power solutions; and
○	newcleo’s key milestones, including its project mapping and pipeline

•
Enterprise Technology, Operations and Supply Chain, as presented by Beckway, including observations across Operations, R&D, IT, Engineering, Supply Chain, and Finance functions. This due diligence assessed current-state capabilities, in-flight/planned initiatives, and proposed capabilities, with explicit distinction between live functionality and proposed roadmap items and capabilities, and the discussion included coverage of:

○
newcleo’s existing and proposed projects (including the 10 MWt non-nuclear reactor, MOX production facility, FOAK reactor, and 200 MWt commercial reactor), which involve complex project management and reliance on multiple third parties, and may introduce risk of delays;

○	newcleo’s technical staff includes personnel with relevant experience and incorporates capabilities from multiple companies to support its research and testing initiatives;
○	newcleo’s supply chain, including its understanding of its industrial base, its use of acquisitions to support make-versus-buy decisions, and its procurement capabilities; and
○
newcleo’s IT systems and current capabilities, including scalability considerations. Advisors noted that IT systems appeared to meet newcleo’s current needs, and discussed considerations related to IT infrastructure as the Company continues to develop.

•	newcleo’s EPC platform, strategic acquisitions within these areas, and the ways in which these efforts were discussed in the context of the global nuclear market and decarbonization considerations.
•	newcleo’s U.S. and European patent portfolio and IP protection policies
•	the U.S. and international regulatory landscape and its relation to newcleo’s plans to produce MOX nuclear fuel and to license its LFRs that would use such fuel.
•
newcleo’s current insurance policies at each entity level in Italy, France, and the U.K., and advisors presented their view that the policies were generally in line with expectations for a company of its size and type. Advisors also identified areas for potential enhancement, including the possible implementation of an additional global master program in France and the possibility of consolidating several existing policies.

•
newcleo’s workforce overview and compensation and benefits programs across its geographic footprint (Italy, France, Switzerland, Slovakia, the U.K., and the U.S.) from a human resources and retention perspective. Advisors noted that newcleo’s current programs appeared to be generally organized and operational. Advisors identified certain programs that advisors believed would need to be amended or added as newcleo progresses toward becoming a public company.

On February 20, 2026, representatives of Grant Thornton presented their financial due diligence findings to the NewHold team and its advisors. Participants discussed financial performance, quality of earnings adjustments, working capital and cash flow considerations, and accounting and control-related observations, including matters identified in the audit process.
Following the completion of the due diligence readouts, NewHold, newcleo and their respective advisors continued to engage in discussions in connection with execution of the Business Combination, including the PIPE Financing and preparation of transaction documentation.
On March 12, 2026, the NewHold team had a call with representatives of CFGI, Latham, Goldman, Davis Polk, Grant Thornton, and members of the newcleo team. Participants discussed comfort letter requirements and timing considerations in connection with the transaction.
On March 17, 2026, Mr. Charlton had a call with a representative of Egon Zehnder regarding potential board candidates for newcleo following the Closing. Participants discussed the identification and evaluation of potential candidates.
On March 20, 2026, the NewHold team held its regular board update call. On the same day, the NewHold team held an all-hands call with representatives of Goldman, BTIG, Guggenheim, Loeb, Beckway, Grant Thornton, ICR, Marsh, McKinsey, Korniczky, Tarplin Consulting, Pillsbury, Mercer, newcleo, and NewHold. Participants discussed transaction progress, next steps, and timing considerations for the PIPE, the Business Combination Agreement, and proxy filings.

On March 24, 2026, Mr. Charlton had a follow-up call with Egon Zehnder regarding potential board candidates for newcleo following the Closing. The discussion included a review of key criteria in candidates background and experience and potential candidates for key board roles.
On March 25, 2026, representatives of Goldman began hosting a series of newcleo management presentations with potential institutional investors in connection with the PIPE Financing. The PIPE Financing was presented to investors as a common equity offering with a targeted raise of approximately $200 million, to be issued at the time of the closing of the Business Combination. The investor presentations described newcleo’s business and technology, the proposed transaction structure, the use of proceeds, and the pro forma capitalization of newcleo following the Closing. These meetings continued through April and included representatives of BTIG, NewHold, and newcleo management. Participants discussed investor feedback on the PIPE terms, including investor questions regarding the pricing, lock-up arrangements, and the overall deal structure, which feedback was used to inform the final terms of the PIPE Financing.
On March 26, 2026, Ms. Schneck and representatives of CFGI had a call regarding transaction costs and preparation of pro forma financial information for inclusion in the proxy statement/prospectus. Participants discussed NewHold’s financial statements and anticipated transaction expenses.
On March 27, 2026, Mr. Charlton and members of the newcleo management team participated in a PIPE process update call with representatives of Goldman and BTIG.
On March 30, 2026, representatives of Guggenheim, Goldman, NewHold, and members of the newcleo team had a call regarding MOX-related topics. Participants discussed technical and supply chain considerations related to MOX fuel.
On March 30, 2026, Davis Polk circulated an initial draft of the Business Combination Agreement to Loeb. The initial draft of the Business Combination Agreement was not materially different from the terms in the final LOI.
Subsequently and up until the execution of the Business Combination Agreement on May 26, 2026, Loeb and Davis Polk exchanged multiple drafts of the Transaction Agreements (including the Business Combination Agreement). In connection with these exchanged drafts and discussions, Loeb and Davis Polk had regular contact with their respective clients during this period to keep them informed of the status of the Transaction Agreements and solicit their comments and feedback on these agreements and documents. The principal terms of the Business Combination Agreement being negotiated during this period included, among other things, (i) the transaction structure, (ii) the scope of representations, warranties and covenants of newcleo and SPAC, (iii) the applicable conditions and regulatory authorizations required to consummate the Business Combination, (iv) PIPE investment, (v) scope of transaction expenses incurred by newcleo and SPAC to be paid out of SPAC’s trust account, (vi) expense allocation in connection with termination of the Business Combination Agreement, and (vii) corporate governance of the combined company following the Business Combination.
On March 31, 2026, Mr. Charlton participated in a call with representatives of Egon Zehnder and members of the newcleo management team regarding potential board candidates for newcleo following the Closing. Egon Zehnder provided an update on potential candidates and interest level, as well on likely timing of completing the search.
On April 1, 2026, representatives of NewHold, Goldman, Guggenheim, and newcleo had calls to discuss investor feedback on the PIPE presentation. Participants discussed investor questions and presentation updates. On April 1, 2026, Ms. Tarplin, and representatives of ICR, Guggenheim, CFGI, and members of the newcleo team also had a call regarding key performance indicators and communications planning for the Business Combination.
On April 3, 2026, the NewHold team held its regular weekly board update call. Participants discussed the PIPE process, proxy preparation, and Business Combination Agreement progress.
On April 9, 2026, Goldman hosted a call regarding investor presentation materials related to the Illustrative Revenue Streams (as defined below) with representatives of NewHold, Guggenheim, and newcleo. Participants discussed presentation content and investor messaging.
Beginning on April 9, 2026, until the signing of the Business Combination Agreement, representatives of newcleo, NewHold, Goldman, Guggenheim, BTIG, and other advisors held recurring calls regarding the PIPE Investment. During these calls, the participants analyzed the available financing options based on cost, amount available under the facility, and future effects that any financing would have on the capitalization of the combined company. In addition, advisors routinely provided market updates and discussed investor feedback as the parties continued to coordinate on investor outreach efforts. NewHold, NewHold’s sponsor, newcleo and their affiliates have no prior relationships with any of the potential financing sources that were considered in connection with the Business Combination.
On April 10, 2026, Goldman hosted a call to discuss investor feedback and fundraising progress with representatives of NewHold and newcleo. On the same day, the NewHold team held its regular weekly board update call, during which participants discussed fundraising progress, proxy preparation, and Business Combination Agreement progress.
On April 10, 2026, there was a call with representatives of Latham and members of the newcleo team regarding the Illustrative Revenue Streams. Participants discussed assumptions and presentation considerations.
On April 12, 2026, Davis Polk circulated an initial draft of the Sponsor Support Agreement to Loeb. The initial draft of the Sponsor Support Agreement was not materially different from the terms in the final LOI.
On April 13, 2026, there was a call with Goldman, Guggenheim, NewHold, and newcleo to discuss investor feedback on the PIPE presentations. Participants discussed investor questions and potential updates to presentation materials. On the same day, the NewHold team and NewHold board held a call with members of the newcleo team regarding the Illustrative Revenue Streams, during which participants discussed underlying assumptions and presentation approach.
On April 14, Mr. Charlton had a call regarding the Illustrative Revenue Streams Information with representatives of newcleo, Goldman, Guggenheim, Davis Polk, and Latham & Watkins. During this discussion, newcleo and its representatives explained the ranges for the key revenue streams, the contribution margins associated with such ranges, and the assumptions used in the preparation of the illustrative revenue streams information. For additional information, see the section entitled “—Unaudited Illustrative Revenue Streams Information.” The parties continued to discuss the Illustrative Revenue Streams Information throughout the negotiations, and newcleo affirmed to NewHold that the Illustrative Revenue Streams Information represents the view of newcleo’s management team as of the date of this proxy statement/prospectus.
On May 1, 2026, the SPAC Board met via video conference to review and discuss the merits of the proposed Transactions. In attendance were all members of the SPAC Board, the NewHold management team and members of the Loeb team. During the meeting: (i) SPAC management gave an overview and update of the Transactions; and (ii) Loeb provided an overview of the key terms of the Business Combination Agreement and the Sponsor Support Agreement. SPAC Board members then had the opportunity to ask questions of SPAC management and Loeb. The SPAC Board, provided that the Business Combination Agreement and/or other Transaction Agreements are not changed in a manner that is materially adverse to SPAC, unanimously approved proceeding with the Transactions and entering into the Business Combination Agreement and the other Transaction Agreements.
On May 4, 2026, newcleo convened a meeting of its board of directors, during which, among other things, the newcleo Board resolved to approve (i) the Transactions; (ii) the form of and entry into the Business Combination Agreement; (iii) the form of and entry into the Sponsor Support Agreement and Company Shareholder Support Agreement; (iv) the draft Registration Statement and the confidential submission thereof to the SEC and the making of any subsequent amendments to the draft Registration Statement and/or the public filing of the Registration Statement and any amendments or supplements thereto; (v) the proposed application for and admission to listing and trading of newcleo’s ordinary shares on The Nasdaq Stock Market LLC and as applicable, any warrants and any related listing applications, notices and supporting documentation; (vi) the form of the circular to newcleo’s shareholders and its publication and posting; (vii) the form of the PIPE Subscription Agreements and other related documents, including any applicable registration rights agreement, lock-up agreement, warrant assumption or amendment documentation, joinder, side letter, notice, settlement or escrow arrangements, placement agency or financial advisory documentation, and any other ancillary agreements, certificates or instruments required in connection therewith and the entry into and performance by newcleo of its obligations thereunder; (viii) the form of and entry into the Registration Rights Agreement and the grant of registration rights thereunder; (ix) the proposed issuance of new ordinary shares of €0.01 each in the capital of the Company at an issue price of €3.60 per share to certain suppliers in consideration for the release of the amounts owing to such suppliers; and (x) subject, where applicable, to the re-registration of newcleo as a public limited company becoming effective and to the passing of any required shareholder resolutions and satisfaction of any other applicable legal or constitutional requirements, the allotment and issue by newcleo of such ordinary shares and/or other securities as may be required pursuant to the PIPE Financing and the Transactions, any warrant assumption or replacement arrangements, any equity incentive arrangements adopted in connection with the proposed listing and any related transactions contemplated under the Business Combination Agreement, the Sponsor Support Agreement, the Company Shareholder Support Agreement, the circular, the PIPE Financing and the Registration Rights Agreement.
On May 26, 2026, the parties executed the Business Combination Agreement and other related transaction agreements.
On May 27, 2026, prior to market open, NewHold and newcleo issued a joint press release announcing the Business Combination. On May 27, 2026, NewHold filed a Current Report on Form 8-K that included the Business Combination Agreement, other agreements entered into in connection with the Business Combination, the PIPE investor presentation and a joint press release as exhibits.
NewHold’s Board of Directors’ Reasons for the Approval of the Business Combination
Before approving the Business Combination Agreement and the transactions contemplated thereby and determining that the Business Combination is in the best interests of NewHold and its shareholders, NewHold’s Board consulted with NewHold’s management and NewHold’s financial and legal advisors. On May 1, 2026, the NewHold Board unanimously: (i) determined that it was in the best interests of NewHold and its shareholders to enter into the Business Combination Agreement and the Ancillary Documents; (ii) approved the Business Combination; and (iii) recommended that NewHold’s shareholders approve the SPAC Shareholder Proposals. The NewHold Board considered and evaluated a number of factors, including the factors discussed below. The NewHold Board did not consider it practicable to and did not attempt to quantify or otherwise assign relative weights to the specific factors it considered in reaching its determinations. The NewHold Board viewed its decision as being based on all of the information available and the factors presented to and considered by it. In addition, individual directors may have given different weight to different factors. This explanation of the NewHold Board’s reasons for the approval of the Business Combination and all other information presented in this section is forward-looking in nature and, therefore, should be read in light of the factors discussed under “Cautionary Note Regarding Forward-Looking Statements.”
Due Diligence
In evaluating the Business Combination, the NewHold Board reviewed the results of management’s due diligence, which included:
•	research on comparable companies and transactions within the AMR, Advanced Fast Reactors (“AFR”), and related nuclear sectors in the United States and globally;
•	research on the nuclear reactor and fuel sectors within the United States and Europe, including industry trends, cycles, and other industry factors;
•	research on AMR/AFR and MOX fuel industry trends, cycles, operating cost structure, and other industry factors;
•
numerous extensive meetings and calls with newcleo’s management team and its representatives regarding newcleo’s operations, technology, products and services, progress within related regulatory processes, major customers and suppliers, and financial prospects, among other typical due diligence matters;

•	personal visits by NewHold’s management to newcleo’s facilities in Brasimone and Turin, Italy;
•	review of newcleo’s material contracts, environmental matters, intellectual property matters, labor matters, regulatory matters, and other legal due diligence;
•
consultation with NewHold’s management team, legal and financial advisors and industry and technical experts, including review of newcleo’s technology, supply chain and project delivery readiness, and other operational and commercial considerations;

•
commercial and growth strategy, and the results of information technology, nuclear technology, operational and performance improvement, financial, tax, legal, risk and insurance, employee benefits, and accounting due diligence; and

•
evaluation of a near-term milestone framework, informed by discussions with management of newcleo, which was among the inputs considered in preparing certain disclosures included elsewhere in this proxy statement.

The factors and information considered by the NewHold Board, as further described below, included industry and market information, certain guideline public company data, and other relevant information selected based on the business experience and professional judgment of NewHold management.
The independent directors of the NewHold Board did not retain an unaffiliated representative to act solely on behalf of the unaffiliated NewHold shareholders to negotiate the terms of the Business Combination and/or prepare a report concerning the approval of the Business Combination.
Prior to NewHold’s entering into the Business Combination Agreement, the NewHold Board convened a meeting to complete its evaluation of the proposed Business Combination Agreement and the Business Combination. In such evaluation, the NewHold Board considered the matters necessary or appropriate for the Board to reach an informed conclusion as to the fairness and advisability of the Business Combination, including, without limitation, whether the proposed Business Combination is in the best interests of NewHold and its shareholders.
Having affirmed the foregoing, the NewHold Board proceeded to approve the Business Combination. As NewHold is an exempted company under the laws of the Cayman Islands, the NewHold Board’s review of the Business Combination was conducted in accordance with Cayman Islands law, based on advice from Cayman legal counsel that directors of a Cayman Islands company have a duty to act in good faith in what that director believes to be in the best interests of NewHold (generally considered to include the interests of NewHold’s shareholders, as a whole). Accordingly, taking into account the NewHold Board’s view that the proposed Business Combination is in the best interests of NewHold’s shareholders, the NewHold Board unanimously approved the Business Combination as being in the best interests of NewHold and determined to recommend the Business Combination to NewHold’s shareholders. Prior to reaching these conclusions and determinations, the NewHold Board consulted with NewHold’s advisors and reviewed in detail the information and analyses provided to the NewHold Board by NewHold management. As NewHold management and the members of the NewHold Board have substantial experience evaluating the financial merits of companies across a wide range of industries, the NewHold Board concluded that their experience and background enabled them to make the necessary analyses and determinations regarding the proposed Business Combination and its terms.
Factors Considered by the NewHold Board
The NewHold Board considered a number of factors relating to the Business Combination as generally supporting its decision to enter into the Business Combination Agreement and the Ancillary Documents and the Business Combination contemplated therein, including the following:
•
Compelling Industry Tailwinds. The NewHold Board considered the market opportunity for newcleo’s AMRs and MOX fuel to be substantial , driven by energy demand growth supported by recognized secular trends, governmental mandates, and an improving regulatory environment.

•
NewHold’s Financial Analysis. The investor presentation, which included a discussion of the Illustrative Revenue Streams, prepared by newcleo in connection with the PIPE Financing (the “PIPE Presentation”), the management discussion led by Messrs. Charlton and Hammad, together with oral due diligence reviews led by Loeb & Loeb (legal due diligence), McKinsey (commercial and technical due diligence), Beckway (operational and supply chain due diligence), and Grant Thornton (financial due diligence) (collectively, the “Materials”) led the NewHold Board to believe that the combined company has the long-term potential to create value through the achievement of key development, regulatory, and commercialization milestones. A copy of the PIPE Presentation is filed as an exhibit to the registration statement of which this proxy statement/prospectus forms a part. No other board books, slides or similar materials were used to present information relating to this transaction to the NewHold Board.

•
Energy Demand. Global electricity demand is expanding at a rate with few historical precedents. According to the World Nuclear Association and BNEF’s New Energy Outlook 2025 Net Zero Scenario, annual load growth is projected to reach approximately 3.5% through 2040, compared to roughly 0.5% historically, driven in significant part by the data centers required for the development of artificial intelligence. The NewHold Board viewed nuclear energy as well-positioned to provide the 24/7 baseload power required to serve industrial and data center load, provide backup to intermittent renewable resources, and replace retiring legacy fossil fuel assets. Nuclear power plants also use approximately 90% fewer critical materials than equivalent solar and wind capacity, reducing exposure to supply chain and geopolitical risk in the energy transition.

•
Governmental Mandates. Policy support for advanced nuclear is strengthening across the major jurisdictions in which newcleo operates. In the United States, executive orders have mandated a fourfold expansion of nuclear capacity by 2050, supported by tax incentives covering up to 50% of new project costs. In Europe, the EU Alliance on SMRs has developed the Strategic Action Plan 2025-2029 to support next-generation nuclear deployment, within which newcleo is one of only two AMR initiatives to receive formal support.

•
Regulatory Clarity. The global regulatory environment for advanced nuclear is becoming increasingly constructive, with clearer frameworks emerging in key jurisdictions including the United States, Europe, and the Asia-Pacific region. Regulatory frameworks in these jurisdictions are increasingly recognizing nuclear energy as a necessary and inevitable component of a sustainable energy system. This trend reduces compliance uncertainty and lowers barriers to the deployment of advanced reactor technologies.

•	Technical Market Leadership. The NewHold Board considered newcleo’s technology platform to represent a distinctive and structurally advantaged position within the global advanced nuclear sector:
○
newcleo’s Generation IV Advanced Modular Reactors (AMRs) are cooled by liquid lead and powered by MOX (mixed oxide) fuel also created by newcleo. There is a plentiful supply of the raw materials for this fuel, as it is composed of uranium oxide and plutonium oxide derived from spent nuclear waste. The fuel also reduces radiotoxicity and the long-term waste burden while closing the nuclear fuel cycle. The integration of proprietary reactor design with an in-house fuel supply chain provides lasting structural advantages over competitors whose reactor designs depend on third-party fuel sources.

○
Lead has unique and favorable properties as a fast reactor coolant. newcleo’s LFR technology operates at normal atmospheric pressure, is chemically inert, benefits from high heat transfer and thermal capacity, and can sustain operation at elevated temperatures—translating into plant efficiency and cost-effectiveness. The technology builds on seven decades of research and development: the liquid lead cooling process used in newcleo’s AMRs traces its origins to the submarine operations, providing approximately 60 years of cumulative real-world operational experience. In the 1990s, international collaboration with newcleo’s founder drove meaningful breakthroughs in LFR design. Similarly, France’s experience pioneering the recycling of spent nuclear fuel into MOX assemblies—beginning in the 1960s and 1970s—has resulted in MOX technology now powering 30 light-water reactors worldwide. newcleo’s platform builds directly on this foundation.

•
Compelling Business Model and Total Addressable Market. The NewHold Board considered newcleo’s addressable market to be substantial and expanding. Institutional investors are increasingly viewing nuclear energy assets as strategic components of diversified energy portfolios. The NewHold Board noted that newcleo’s closed fuel cycle model—integrating AMR deployment with MOX fuel supply—provides a recurring, vertical integrated revenue profile that the NewHold Board believes will be difficult for competitors to replicate. Governments must dispose of the long-lasting radioactive waste that is produced by nuclear fission carefully and with significant costs. The U.S. has over 90 thousand tons of spent nuclear fuel (SNF) available for reprocessing and reuse. newcleo’s MOX technology turns existing waste into energy and reduces the quantity of nuclear waste produced.

•
Industry-Leading Management Team. The NewHold Board evaluated the quality, depth, and track record of newcleo’s management team as a key supporting factor in its overall assessment. The NewHold Board considered the background and demonstrated achievement of founder, Chairman, and CEO Stefano Buono, who previously founded Advanced Accelerator Applications, a NASDAQ-listed nuclear medicine company acquired by Novartis for approximately $3.9 billion—one of the most significant European deep technology exits of the prior decade. The NewHold Board also considered the breadth and depth of the technical and operational leadership team, which includes physicists, reactor engineers, regulatory specialists, and fuel cycle experts with experience across leading European nuclear research institutions and industrial organizations. The NewHold Board further noted management’s demonstrated capital efficiency in advancing the company from founding in 2021 to its current state—comprising of over 900 professionals, more than 100 industrial partnerships, three operating experimental or manufacturing facilities, and active regulatory engagement in France, the United Kingdom, Italy, Slovakia, and the United States—on approximately $780 million in cumulative private funding.

•
Ability to benefit from access to public capital markets. The capital provided from NewHold’s Trust Account and from the PIPE Financing will support newcleo in its continued growth and materially aid its ability to accomplish its stated goals.

Interests of Certain Persons
Some officers and directors of NewHold have interests in the Transactions as individuals that are in addition to, and that may be different from, the interests of NewHold shareholders (see section entitled “–-Interests of Certain Persons in the Business Combination”). NewHold’s Board reviewed and considered these interests during the negotiation of the business combination and in evaluating and unanimously approving the Merger Agreement, the related agreements to which NewHold is a party and the Transactions.
The NewHold Board concluded that the potential benefits that it expected NewHold and its shareholders to achieve as a result of the Transactions outweighed the potentially negative factors associated with the Transactions. The NewHold Board also noted that NewHold shareholders would have a substantial economic interest in the combined company (depending on the level of NewHold shareholders that sought redemption of their SPAC Public Shares into cash). Accordingly, the NewHold Board unanimously (of those members of the NewHold Board that voted) determined that the Business Combination Agreement, the related agreements to which NewHold is a party and the Transactions are fair to, and in the best interests of, NewHold and its shareholders.
Unaudited Illustrative Revenue Streams Information
In connection with its consideration of the Business Combination, including the Transactions, newcleo provided its internally-derived illustrative revenue streams calculations (the “Illustrative Revenue Streams”) related to a single LFR-AS-200 reactor to (i) NewHold for use as a component of its overall evaluation of newcleo, and (ii) to the newcleo Board and its advisors in connection with its evaluation of the Transactions. The Illustrative Revenue Streams are being included in this proxy statement/prospectus under the section “Information About newcleo—Illustrative Revenue Streams” because the Illustrative Revenue Streams were provided to the NewHold Board and the newcleo Board for their respective evaluations of the Transactions.
The Illustrative Revenue Streams are included in this proxy statement/prospectus solely to provide NewHold’s shareholders and newcleo’s shareholders access to information made available in connection with the consideration by the NewHold Board and the newcleo Board of the Transactions. The Illustrative Revenue Streams should not be viewed as a projection or forecast of newcleo’s overall financial performance, as such analysis relates exclusively to a single LFR-AS-200 reactor, and not to the entire newcleo business model. Furthermore, the Illustrative Revenue Streams do not take into account any circumstances or events occurring after the date on which such Illustrative Revenue Streams were prepared.
The Illustrative Revenue Streams were prepared in good faith by newcleo’s management team and are based on newcleo’s current customer arrangements and its management’s internal expectations and assumptions regarding customer fees, costs and margins for a single LFR-AS-200 reactor at the time the Illustrative Revenue Streams were prepared and speak only as of that time. As such, the Illustrative Revenue Streams do not reflect any updates since the time such Illustrative Revenue Streams were delivered to the NewHold Board.
The Illustrative Revenue Streams reflect numerous estimates and assumptions with respect to matters specific to newcleo’s business, a single LFR-AS-200 reactor, and general matters, including estimates and assumptions with respect to industry-wide business, economic, regulatory, market and financial conditions and other factors as set forth in “Risk Factors—Risks Related to Our Illustrative Revenue Streams”, all of which are difficult to predict and many of which are beyond newcleo’s and NewHold’s control. In particular, the cost estimates shown in the Illustrative Revenue Streams were based on newcleo’s estimates. Moreover, the Illustrative Revenue Streams are not subject to any escalation or discounting. The time at which the assumptions underlying the Illustrative Revenue Streams will be realized, if at all, is highly uncertain. As a result, there can be no assurance that the Illustrative Revenue Streams will be realized, and actual results could differ materially from the revenue streams presented.
Because the Illustrative Revenue Streams cover multiple years, such information by its nature becomes less predictive with each successive year. These Illustrative Revenue Streams are subjective in many respects and thus are susceptible to multiple interpretations and periodic revisions based on actual experience and business developments. The Illustrative Revenue Streams have been prepared solely by newcleo, have not been reviewed or verified by independent third parties and do not reflect cost quotes from potential vendors. Information provided in the Illustrative

Revenue Streams constitutes forward-looking statements that are inherently subject to significant uncertainties and contingencies, many of which are beyond newcleo’s and NewHold’s control. The various risks and uncertainties include those set forth in the “Risk Factors,” “newcleo’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Cautionary Note Regarding Forward-Looking Statements.”
The Illustrative Revenue Streams were prepared solely for internal use and not with a view toward public disclosure or toward complying with U.S. GAAP, any published guidelines of the SEC or any guidelines established by the American Institute of Certified Public Accountants. The Illustrative Revenue Streams included in this proxy statement/prospectus have been prepared by, and are the responsibility of, newcleo’s management. Neither the independent registered public accounting firms of newcleo nor NewHold, nor any other registered public accounting firms, have compiled, examined or performed any procedures with respect to the Illustrative Revenue Streams contained in the proxy statement/prospectus, nor have they expressed any opinion or any other form of assurance on such information or their accuracy or achievability, and the independent registered public accounting firms of newcleo and NewHold assume no responsibility for, and disclaim any involvement with, the Illustrative Revenue Streams. Further, to that end, the report of Grant Thornton included in the financial statements in this proxy statement/prospectus relates to the historical financial statements of newcleo. It does not extend to the Illustrative Revenue Streams and should not be read to do so.
The inclusion of the Illustrative Revenue Streams in this proxy statement/prospectus should not be regarded as an indication that NewHold, the NewHold Board, newcleo, the newcleo Board or their respective affiliates, advisors or other representatives considered, or now considers, such Illustrative Revenue Streams necessarily to be predictive of actual future results or to support or fail to support your decision whether to vote for or against the business combination proposal. For more information, see the risk factor in the section entitled “Risk Factors—Risks Related to Our Illustrative Revenue Streams—The illustrative revenue streams presented in this proxy statement/prospectus are estimates only, reflecting management’s current expectations and are based on numerous assumptions. The illustrative revenue streams presented in this proxy statement/prospectus may not be realized, and actual results could differ materially from the revenue streams presented.” No person has made or makes any representation or warranty to any NewHold shareholder regarding the information included in the Illustrative Revenue Streams. The Illustrative Revenue Streams are not fact and are not necessarily indicative of future results. Readers of this proxy statement/prospectus are cautioned not to place undue reliance on this information.
The Illustrative Revenue Streams are not included in this proxy statement/prospectus in order to induce any NewHold shareholders to vote in favor of any of the proposals at the extraordinary general meeting.
NewHold urges you to review the financial statements of newcleo included in this proxy statement/prospectus, as well as the financial information in the section of this proxy statement/prospectus entitled “Unaudited Pro Forma Condensed Combined Financial Information” and to not rely on any single financial measure.
newcleo uses certain financial measures in its Illustrative Revenue Streams that are not prepared in accordance with U.S. GAAP as supplemental measures to evaluate operational performance. While newcleo believes that non-U.S. GAAP financial measures provide useful supplemental information, there are limitations associated with the use of non-GAAP financial measures. Non-GAAP financial measures are not prepared in accordance with U.S. GAAP, are not reported by all of newcleo’s competitors and may not be directly comparable to similarly titled measures of newcleo’s competitors. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in accordance with U.S. GAAP. Financial measures included in the Illustrative Revenue Streams provided to a board of directors in connection with a business combination transaction are excluded from the definition of “non-GAAP financial measures” under the rules of the SEC, and therefore the Illustrative Revenue Streams are not subject to SEC rules regarding disclosures of non-GAAP financial measures, which would otherwise require a reconciliation of a non-GAAP financial measure to a U.S. GAAP financial measure. Accordingly, no reconciliation of the financial measures included in the Illustrative Revenue Streams was prepared, and therefore none have been provided in this proxy statement/prospectus. The definitions of the non-GAAP measures included in the Illustrative Revenue Streams may not align with those underlying the non-GAAP measures presented in “newcleo’s Management’s Discussion and Analysis of Financial Condition and Results of Operations.”
For more information on the Illustrative Revenue Streams, the key assumptions underlying the Illustrative Revenue Streams estimates and related risks, see the sections entitled “Risk Factors—Risks Related to Our Illustrative Revenue Streams” and “Information About newcleo—Illustrative Revenue Streams.”

Summary of NewHold’s Financial Analysis
Because newcleo is not an affiliate of NewHold, NewHold’s board of directors was not required to obtain, and did not obtain a financial fairness opinion from an independent investment banking firm. Because NewHold’s board of directors has not obtained a financial fairness opinion, its shareholders will be relying on the judgment of the NewHold Board which has determined the fair market value of the proposed Business Combination, based on standards generally accepted by the financial community, including from a valuation standpoint by comparing certain publicly available financial information and operating data for selected publicly traded companies in the advanced energy and deep technology sectors.
To assist the NewHold Board in evaluating the fair market value of the Business Combination, the NewHold management team and its advisors presented the Materials to the NewHold Board. The NewHold management team, together with its advisors, prepared the Materials for presentation to the NewHold Board based on their business and financial expertise, but did not account for any financial forecast provided by newcleo. None of the advisors, or any outside party or unaffiliated representative, provided a report, opinion or appraisal in connection with newcleo or the Business Combination. The Materials were intended, among other things, to benchmark the proposed business combination against the public market valuations of selected comparable companies, taking into account their respective stages of development, regulatory progress and technology readiness. In assessing the merits of the Business Combination from a financial point of view, the NewHold Board generally used the same valuation analysis as that reflected in the Materials and used valuation assumptions that were substantially the same as those reflected in the Materials. The summary of the Materials is set forth below. For additional information, see the section entitled “—Interests of Certain NewHold Persons in the Business Combination.”
As noted in the section entitled “—The NewHold Board’s Reasons for the Approval of the Business Combination”, NewHold’s board of directors considered a variety of factors, including the Materials, in connection with its evaluation of the Business Combination. In light of the complexity of those factors, NewHold’s board of directors, as a whole, did not consider it practicable to, nor did it attempt to, quantify or otherwise assign relative weights to the specific factors it took into account in reaching its decision. Individual members of NewHold’s board of directors may have given different weight to different factors.
The Materials were provided for the benefit, information and assistance of the NewHold Board (in its capacity as such) in connection with its evaluation of the Business Combination. The Materials did not address the underlying business decision of NewHold to engage in the Business Combination, or the relative merits of any aspect of the Business Combination compared to any alternative business strategy or transaction that may be available to NewHold or in which NewHold might engage. The terms of the Business Combination were determined solely through negotiations between the parties to the Business Combination.
The Materials do not constitute, and are not intended to represent, (i) any view or opinion as to (a) the fairness, from a financial point of view or otherwise, of the contemplated Business Combination, any aspect, term or implication of the financial aspects of the Business Combination to NewHold, NewHold shareholders, newcleo equityholders or to any other person, (b) the solvency or fair value of NewHold, newcleo, pro forma for the Business Combination, or any other entity under any state, federal or other laws, whether relating to bankruptcy, insolvency or similar matters or otherwise, (c) the actual value of any newcleo equity when issued or distributed in the Business Combination or the price or range of prices at which any newcleo equity, or any other securities of newcleo, may trade or otherwise be transferable at any time, including following announcement or consummation of the Business Combination, (d) any legal, regulatory, tax, accounting and similar matters, as to which NewHold management understands that newcleo has obtained such advice as it deems necessary from qualified professionals or (e) the fairness of the amount or nature of the compensation (if any) or other consideration to any officers, directors or employees of any party, or class of such persons, relative to the consideration to be paid pursuant to the Business Combination, or (ii) any recommendation to NewHold, NewHold shareholders, newcleo equityholders, or to any other person as to how NewHold, newcleo or any such shareholder or equityholder should vote or act with respect to the Business Combination or any proposal to be voted upon in connection with the Business Combination or otherwise.
The information contained in the Materials was obtained from publicly available third-party sources. Any estimates contained in the Materials, which were limited to the Illustrative Revenue Streams Information set forth under the heading “Unaudited Illustrative Revenue Streams Information”, were based upon the estimates from the management of newcleo or such third-party sources and there was no assurance that such estimates will be realized.

NewHold management assumed the accuracy and completeness of all information that was reviewed by NewHold management, including all financial, legal, tax, accounting, operating and other information provided to, or discussed with NewHold management by, or on behalf of, NewHold or newcleo (including, without limitation, financial statements and related notes), and upon the assurances of the management and other representatives of NewHold that they were not aware of any relevant information that had been omitted or that remained undisclosed to NewHold management. NewHold management did not assume responsibility for independently verifying, and did not independently verify, such information. NewHold management also assumed that the estimates and data that the management of NewHold approved for NewHold management’s use in preparing the Materials were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of management of newcleo as to the future financial performance of, and are a reasonable basis upon which to assess, newcleo, the Business Combination and other matters covered thereby.
The management of newcleo understood that such estimates and other forward-looking information would be used by NewHold management in connection with the preparation of the Materials. NewHold management expressed no opinion as to any such estimates and other data when preparing the Materials. No financial projections with respect to newcleo (other than the Illustrative Revenue Streams Information set forth under the heading “Unaudited Illustrative Revenue Streams Information”) were provided to the NewHold Board for their consideration of the Business Combination.
NewHold management did not assume any responsibility to perform, and did not perform, an independent valuation or appraisal of NewHold, newcleo, pro forma for the Business Combination, or of any of the assets or liabilities (contingent, accrued, derivative, off-balance sheet, or otherwise) of or relating to NewHold, newcleo, pro forma for the Business Combination, or any other entity and NewHold management has not been furnished with any such valuations or appraisals. NewHold management did not assume any obligation to conduct, and did not conduct, any physical inspection of the property or facilities of NewHold, newcleo or any other entity.
The Materials were subject to the assumptions, qualifications, limitations and other matters set forth therein, and the Materials speak only as of the date thereof, were based on the conditions as they existed and information supplied or reviewed as of the date thereof, and were without regard to any market, economic, financial, legal or other circumstances or event of any kind or nature which may exist or occur or may have existed or occurred after such date. NewHold management did not undertake any obligation to update, revise or reaffirm the Materials for events occurring after the date thereof.
For the purposes of preparing the Materials, NewHold management undertook such review and inquiries as it deemed necessary or appropriate under the circumstances, including the following:
•	NewHold management reviewed certain financial and other information, and certain historical operating data, relating to newcleo made available to it by the management of newcleo; and
•	NewHold management conducted discussions with its advisors and members of the senior management of newcleo relating to the business, prospects and financial outlook of post-combination newcleo.
Set forth below is a summary of certain portions of the Materials presented by NewHold management to the NewHold Board at its meetings on May 4, 2026. The NewHold Board’s evaluation of the Business Combination was organized primarily around four analytical frameworks: (i) a review of the public market valuations of publicly listed peer group companies, (ii) a review of precedent transactions involving comparable advanced energy and deep technology companies; (iii) an assessment of newcleo’s stage of technology development and the maturity of its technology platform relative to peers; and (iv) an assessment of newcleo’s regulatory progress across multiple jurisdictions.
A.	Peer Group Trading Valuation Analysis
The NewHold Board reviewed the public market valuations of selected publicly listed advanced nuclear peer group companies, including NuScale Power, Oklo, Terrestrial Energy, Terra Innovatum, and Hadron, and considered such valuations in the context of each company’s respective stage of development, technology readiness, regulatory progress and capital raised. As discussed with its advisors, the NewHold Board noted that no perfect peer for newcleo exists. After evaluating the full peer universe, the NewHold Board determined that Terrestrial Energy, Terra Innovatum, and Hadron were not sufficiently comparable to newcleo due to meaningful differences in technology maturity, regulatory pathway, and market positioning, and accordingly disqualified them from the primary analysis. NuScale Power and Oklo were determined to be Tier 1 Comparables and represent the most relevant publicly traded comparables based on their development profiles and market positioning. The companies included as Tier 1 Comparables have substantially greater market capitalizations and longer operating histories than newcleo. The NewHold Board considered that these comparables may not accurately reflect newcleo’s current stage of development, risk profile, or market position. As a result, the NewHold Board reviewed the alternative valuation methodologies discussed in this section and did not solely rely on comparable company analysis.
In conducting the comparable company analysis, the NewHold Board did not rely on traditional financial metrics such as revenue or EBITDA multiples, which it determined are not meaningful for companies at a similar stage of development. Rather, the NewHold Board considered the proposed transaction valuation relative to the observed range of public market valuations for these comparable companies, including market capitalizations of approximately $5.2 billion for NuScale and $13.7 billion for Oklo at the time of the NewHold Board’s review, taking into account qualitative differences in development stage, technology and regulatory positioning. Based on this assessment, the NewHold Board concluded that the proposed transaction valuation for newcleo is reasonable in the context of the public market valuations of the peer group.
B.	Precedent Transaction Analysis.
The NewHold Board and its advisors reviewed a selection of precedent SPAC and traditional go-public transactions involving advanced energy and deep technology companies with comparable development profiles and commercialization timelines. In selecting these precedents, the NewHold Board focused on transactions involving companies with similar characteristics, including early-stage or pre-commercial nuclear or advanced technology platforms, comparable regulatory and technology development pathways, and limited or emerging revenue profiles at the time of their respective transactions, and did not consider transactions involving later-stage or fully commercialized companies or companies operating in dissimilar segments of the broader energy and technology sectors to be directly comparable. The most directly relevant precedents identified through this review were: NuScale Power Corporation, which completed its business combination with Spring Valley Acquisition Corp. at an implied pre-money equity value of approximately $1.9 billion in 2022; and Oklo, which completed its merger with AltC Acquisition Corp. at an implied pre-money equity value of $850 million in 2024, with the Oklo transaction described at announcement as representing an implied pre-money valuation at a discount to comparable clean energy go-public transactions. The NewHold Board also considered the business combination of Infleqtion, Inc. with Churchill Capital Corp X, which reflected an implied equity value of approximately $1.8 billion for a pre-revenue advanced technology platform with strong government and institutional customer commitments. Each of these transactions was evaluated on the basis of implied enterprise value relative to the company’s technology readiness level, regulatory status, capital raised to date, workforce and infrastructure, and contracted or committed commercial activity at the time of the transaction. The NewHold Board noted that newcleo compares favorably to each of these precedents across substantially all dimensions: newcleo has raised approximately $780 million in total private capital; generates in excess of $80 million in annual revenue, other income and financial income; employs more than 900 professionals across Europe and the United States; has submitted its nuclear safety program to the French nuclear regulator (ASN); has achieved acceptance into the UK’s Generic Design Assessment process; and has established more than 100 industrial partnerships spanning the full nuclear supply chain. On this basis, the NewHold Board viewed the precedent transactions as providing contextual reference points that informed, but did not independently determine, its assessment of the proposed transaction valuation.
C.	Technology Development Assessment.
The NewHold Board evaluated newcleo’s technology platform across several dimensions relevant to the risk-adjusted valuation of an advanced nuclear company at its current stage. Key considerations included: (i) the maturity and validation of the LFR technology, which builds on decades of real-world operational history and is further evidenced by newcleo’s completion of the OTHELLO 2 MWt loop-type qualification facility; (ii) the status of newcleo’s MOX fuel development program, which positions the company as the only advanced reactor developer with a fully integrated closed-cycle fuel and reactor strategy; (iii) the construction in progress of PRECURSOR, a 10 MWt lead-cooled non-nuclear test system that will validate all reactor subsystems at commercial scale, targeted for commissioning in early 2027; and (iv) the breadth of newcleo’s vertical integration strategy, including the acquisitions of the Rütschi Group nuclear pump manufacturer and SRS-Fucina liquid lead systems specialist. The NewHold Board noted that newcleo’s technology development status compared favorably to that of Oklo or NuScale at comparable stages of their respective go-public processes, based on the dimensions described above.
D.	Regulatory Development Assessment.
The NewHold Board placed significant weight on newcleo’s regulatory progress as a value indicator, recognizing that regulatory milestone achievement is a principal de-risking event for pre-commercial nuclear technology companies. Key regulatory developments considered by the NewHold Board included: (i) the submission of newcleo’s nuclear safety program for both the advanced fuel manufacturing facility and the LFR-AS-30 reactor design to the ASNR, with the objective of applying for construction licenses by the end of 2027; (ii) the acceptance of newcleo’s LFR-AS-200 reactor design into the UK Generic Design Assessment process; (iii) newcleo’s selection as one of only two AMR initiatives to receive support under the European Industrial Alliance on SMRs; and (iv) active engagement with national regulatory authorities in Slovakia in connection with the joint venture with JAVYS for up to four LFR-AS-200 reactors at Jaslovské Bohunice. The NewHold Board considered this multi-jurisdictional regulatory progress to be a material differentiator relative to the peer group.
The foregoing frameworks were considered together with the qualitative evaluation of newcleo’s management team described above. No single analytical framework was determinative, and the NewHold Board’s conclusion was based on the totality of information considered. The NewHold Board, in the exercise of its business judgment, concluded that, considered in the aggregate, the proposed Merger Consideration is reasonable for the proposed Business Combination. All valuation-related conclusions reflect the NewHold Board’s judgment and do not represent objective or independently verified conclusions.
Benefits and Detriments of the Business Combination
In considering the recommendation of the SPAC Board to vote in favor of the Business Combination, shareholders should be aware of the following non-exhaustive list of benefits and detriments of the Business Combination on SPAC, and its unaffiliated SPAC Shareholders, the Sponsor and its affiliates, and the Company and its affiliates.
SPAC and SPAC Public Shareholders
•
Dilution: Upon the consummation of Business Combination, SPAC Public Shareholders will experience immediate dilution of their shareholding in the Company and the issuance of all of the PIPE Shares. Assuming exercise of all issued and outstanding SPAC Warrants at the Closing of the Business Combination, SPAC Public Shareholders will hold (i) approximately 6.7% of the Company’s total issued and outstanding share capital, assuming none of SPAC Public Shareholders demand redemption pursuant to the SPAC Articles, and (ii) approximately 3.7% of the Company’s total issued and outstanding share capital, assuming intermediate redemptions by SPAC Public Shareholders;.

•
Potential loss of (or increase in) value of the investment in SPAC: In connection with the SPAC IPO, the SPAC Public Shareholders purchased each SPAC Unit at a price of $10.00 per unit. If any SPAC Public Shareholder does not elect to redeem their SPAC Class A Ordinary Shares in connection with the Business Combination, such SPAC Public Shareholder will receive one Company Ordinary Share in exchange for one SPAC Class A Ordinary Share at the Closing. Following the Closing, the Company cannot predict the prices at which the Company Ordinary Shares will trade. To the extent that the Company Ordinary Shares will trade below $10.00 per share, SPAC Public Shareholders will lose a portion, or all, of their investments in SPAC Class A Ordinary Shares. To the extent that the Company Ordinary Shares will be trading above $10.00 per share, SPAC Public Shareholders may receive returns on their investments on SPAC Class A Ordinary Shares upon the disposition of such shares.

The Sponsor and its Affiliates
•
Positive return on its investment in SPAC and reimbursement of expenses: Prior to the SPAC IPO, the Sponsor paid $25,000, or approximately $0.005 per share, to cover certain offering costs in consideration for 5,031,250 SPAC Class B Ordinary Shares. In October of 2024, the Sponsor executed a share recapitalization in which an additional 1,676,413 Founder Shares were issued to the Sponsor, and as a result of which the Sponsor purchased and held 6,707,663 Founder Shares. On February 19, 2025, the Sponsor transferred 278,000 Founder Shares to the NewHold Board, resulting in the Sponsor holding 6,429,663 Founder Shares. Simultaneously with SPAC IPO, the Sponsor purchased 552,600 SPAC Private Placement Units for an aggregate purchase price of $5,526,000. At Closing, each SPAC Class B Ordinary Share will be converted into the right to receive one Company Ordinary Share. Upon the completion of the Business Combination, the Sponsor will hold a total of 2,700,527 Company Ordinary Shares and 221,040 Company Warrants. To the extent that Company Ordinary Shares will trade above $0.005 per share, the Sponsor will receive positive return on its investments in SPAC.

•
Loss of Investment and Risk of Litigation: The Sponsor faces potential detriments from the Business Combination, including the possibility of litigation challenging the Business Combination or the Sponsor’s role in the Business Combination, and the risk that if the Business Combination is not achieved, NewHold may be unable to consummate a business combination and be forced to redeem the SPAC Class A Ordinary Shares for a pro rata portion of the funds held in the Trust Account, resulting in the Sponsor and its affiliates’ investment being worthless.
The Company and its Affiliates
•
Business Combination Expenses: The Business Combination will result in significant transaction costs and expenses for the Company, including legal, accounting, financial advisory, consulting, filing, listing and other fees and expenses incurred in connection with the Business Combination, the PIPE Financing, the preparation and filing of the registration statement on Form F-4 and the listing of the Company Ordinary Shares on the Stock Exchange. See “Summary of the Proxy Statement/Prospectus—Sources and Uses of Funds for the Transactions.” To the extent paid by the Company or otherwise borne by the combined company at or following the Closing, such expenses will reduce the amount of cash available to the Company following the Business Combination and, accordingly, the funds available to support the Company’s business plan, including the development of its technology, licensing and regulatory activities, commercialization strategy and general corporate purposes. If the Business Combination is not completed, the Company will have incurred significant expenses for which it will not receive the expected benefits of the Business Combination, including access to the U.S. public capital markets and the proceeds of the PIPE Financing and related transactions.

•
Public company status; access to capital markets: After the consummation of the Business Combination, Company expects the Company Ordinary Shares will be listed on the Stock Exchange. As a company listed on a U.S. stock exchange, Company will be able to raise funds through the U.S. public capital markets, providing it with access to capital to execute its expansion and growth strategies. The Business Combination will result in the infusion of capital at the time of Closing from the PIPE Financing and the Non-Redemption Agreements, which will benefit newcleo given its need for additional capital to fund the development of its products and services. For newcleo’s affiliates, the tradability of their Company Ordinary Shares is expected to make their holdings more liquid.

Company’s Reasons for Engaging in the Business Combination
In deciding to pursue the Business Combination and the other transactions contemplated by the Business Combination Agreement with SPAC as opposed to another type of corporate transaction, the Company considered and evaluated a number of factors, including but not limited to, the advantages of the Business Combination over a traditional IPO, enhanced access to capital and liquidity for the Company Shareholders, the benefits of a relationship with SPAC and consideration of the relative benefits and detriments of alternative transactions. In particular, the Company evaluated the conditions of the IPO market for companies with Company’s characteristics at the time of entering into the Business Combination Agreement and considered that the transaction with SPAC was likely to provide for greater speed of execution, an increased likelihood that the proposed Business Combination would be completed in light of the terms and conditions of the Business Combination Agreement, higher proceeds and the potential for less dilution of the Company Shareholders. The Company also considered that, upon Closing, the Company would become a public company and the shares of Company Ordinary Shares would trade on a U.S. national securities exchange which could provide the Company with enhanced access to capital to facilitate its growth, as well as greater liquidity to the Company Shareholders. The Company also believed SPAC’s management, business experience and access to transactional opportunities could benefit the Company. Ultimately, the Company concluded that the proposed Business Combination represented the best potential transaction for the Company to execute its business strategies and create value for the Company Shareholders.
Interests of Certain Persons in the Business Combination
In considering the recommendation of the SPAC Board to vote in favor of the Business Combination, shareholders should be aware that, the Sponsor, SPAC’s directors and officers have interests in the Business Combination that are different from, or in addition to, those of other SPAC Shareholders generally, which could cause them to benefit from and incentivize them to pursue a business combination with a less favorable target company or on terms less favorable to non-redeeming shareholders rather than liquidate, subject always to their fiduciary duties under Cayman Islands law. SPAC’s directors were aware of and considered these interests, among other matters, in evaluating the Business Combination and did not believe that such interests would preclude them from approving the Business Combination or from recommending the Business Combination to SPAC Public Shareholders, considering that these interests would be disclosed in this proxy statement/prospectus. SPAC Public Shareholders should take these interests into account in deciding whether to approve the Business Combination. These interests include, among other things:
•
the fact that the Sponsor paid an aggregate of $25,167.64 for 6,707,663 Founder Shares, which will have a significantly higher value at the time of the Business Combination but will become worthless if a business combination is not consummated by Deadline. On February 19, 2025, the Sponsor transferred 278,000 Founder Shares to the NewHold Board, resulting in the Sponsor holding 6,429,663 Founder Shares. Based on the closing price for the SPAC Public Shares of $10.68 on Nasdaq on August 7, 2026, the value of the Founder Shares held by the Founder Shareholders would be $71,637,840.84;

•
the fact that the Sponsor paid an aggregate of approximately $5,526,000 for its 552,600 SPAC Private Placement Units and that the SPAC Private Placement Warrants underlying such units will expire worthless if a business combination is not consummated by the Deadline;

•
the fact that the Founder Shareholders are anticipated to hold 1.1% of issued and outstanding shares of the Company immediately following the Business Combination (assuming No Redemptions and the exercise of SPAC Private Placement Warrants);

•
the fact that, given the differential in the purchase price that the Sponsor paid for the Founder Shares and the purchase price that the Sponsor paid for the SPAC Private Placement Units as compared to the price of the SPAC Public Shares and SPAC Public Units and the substantial number of SPAC Class A Ordinary Shares that the Founder Shareholders will receive upon conversion of the Founder Shares and (as applicable) SPAC Private Placement Warrants and SPAC Class A Ordinary Shares underlying the SPAC Private Placement Units, the Founder Shareholders can earn a positive return on their investment, even if SPAC Public Shareholders have a negative return on their investment;

•
the fact that the Founder Shareholders and the directors and executive officers of SPAC have agreed not to redeem any SPAC Ordinary Shares held by it in connection with the shareholder vote to approve a proposed initial business combination pursuant to the SPAC IPO Letter Agreement;

•
the fact that the Founder Shareholders will lose their entire investment in us if an initial business combination is not consummated by the Deadline. The Sponsor, officers and directors and their respective affiliates have not incurred any out-of-pocket fees and expenses in relation to our initial business combination since the SPAC IPO;

•
the fact that the Sponsor has agreed to waive its rights to liquidating distributions from the Trust Account with respect to Founder Shares held by it if SPAC fails to complete an initial business combination by the Deadline;

•
the fact that the Sponsor, officers, directors and their respective affiliates are entitled to reimbursement of reasonable out-of-pocket expenses incurred by them in connection with certain activities on our behalf, such as identifying and investing possible business targets and business combinations. However, if SPAC fails to consummate a business combination within the required period, they will not have any claim against the Trust Account for reimbursement. Accordingly, we may not be able to reimburse these expenses if the Business Combination or another business combination is not consummated by the Deadline;

•
the right of the Founder Shareholders to transfer the Company Ordinary Shares and Company Warrants following the Business Combination, subject to the Lock-Up Arrangements set forth in the Sponsor Support Agreement;

•
in the event of the liquidation of the Trust Account upon the failure of SPAC to consummate a business combination by the Deadline, the Sponsor has agreed to indemnify SPAC to ensure that the proceeds in the Trust Account are not reduced below $10.05 per SPAC Public Share, or such lesser per-Public Share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into a written letter of intent, confidentiality or other similar agreement or claims of any third party (other than its independent public accountants) for services rendered or products sold to SPAC, provided that such indemnification will not apply to any claims by a third party that executed a waiver of any and all rights to seek access to the Trust Account, nor will it apply to any claims under indemnity of the underwriters of the SPAC IPO against certain liabilities, including liabilities under the Securities Act;

•
the Sponsor (including its representatives and affiliates) and SPAC’s officers and directors are, or in the future may become, affiliated with entities that are engaged in similar business to SPAC. The Sponsor and our officers and directors are not prohibited from sponsoring, or otherwise becoming involved with, another blank check company prior to SPAC completing its initial business combination. SPAC’s officers and directors may become aware of business opportunities which may be appropriate for presentation to SPAC, and the other entities to which they owe certain fiduciary or contractual duties. Accordingly, they may have had conflicts of interest in determining to which entity a particular business opportunity should be presented. These conflicts may not be resolved in SPAC’s favor and such potential business opportunities may be presented to other entities prior to their presentation to SPAC, subject always to applicable fiduciary duties under Cayman Islands law. The SPAC Articles provide that SPAC renounces its interest in any corporate opportunity offered to any officer or director of SPAC. This waiver allows SPAC’s officers and directors to allocate opportunities based on a combination of the objectives and fundraising needs of the target, as well as the investment objectives of the entity. SPAC does not believe that the waiver of the corporate opportunities doctrine otherwise had a material impact on its search for an acquisition target;

•
the fact that Kevin Charlton, SPAC’s Chief Executive Officer, Polly Schneck, SPAC’s Chief Financial Officer, and Samy Hammad, SPAC’s President and Chief Operating Officer, are entitled to receive deferred compensation of $15,000 per month each, all of which will become payable by SPAC upon consummation of SPAC’s initial business combination, including the Business Combination, and therefore such officers may have an incentive for SPAC to complete the Business Combination rather than liquidate. Polly Schneck also receives $7,100 per month, and Samy Hammad also receives $21,500 per month, in each case paid on a current basis out of the Administrative Services Fee prior to consummation of SPAC’s initial business combination, for services provided to SPAC;

•
the fact that the Business Combination Agreement provides for the continued indemnification of some of our existing directors and officers and the continuation of our directors’ and officers’ liability insurance after the Business Combination; and

•	the fact that we have entered into a registration rights agreement with the Founder Shareholders, which provides for customary registration rights to them and their permitted transferees.
Satisfaction of 80% Test
The rules of Nasdaq and SPAC Articles requires that SPAC must consummate an initial business combination with one or more operating businesses or assets with a fair market value equal to at least 80% of the net tangible assets held in the Trust Account (net of amounts of any deferred underwriting discount held in trust and taxes payable on the income earned on the Trust Account) at the time of the execution of a definitive agreement in connection with its initial business combination. Based on the qualitative and quantitative information used to approve the Business Combination described herein, SPAC Board determined that the foregoing 80% net tangible asset requirement was met. SPAC Board believes that the financial skills and background of its members qualify it to conclude that the acquisition met the 80% net tangible asset requirement.
Expected Accounting Treatment of the Transactions
The Business Combination is expected to be accounted for as a capital reorganization in accordance with IFRS. Under this method of accounting, SPAC will be treated as the “acquired” company for financial reporting purposes, and the Company will be the accounting “acquirer.” This determination is primarily based on the assumption that:
•	The Company’s existing shareholders will hold a majority of the voting power of the combined company;
•	The Company is the larger entity in terms of substantive operations and employee base;
•	The Company will designate a majority of the members of the board of directors of the combined company;
•	The Company’s operations will comprise the ongoing operations of the combined company; and
•	The Company’s existing senior management will comprise all of the senior management of the combined company.
Another determining factor is that the SPAC does not meet the definition of a “business” pursuant to IFRS 3, and accordingly, for accounting purposes, the Business Combination will be accounted for as a capital reorganization within the scope of IFRS 2. The net assets of the SPAC will be stated at historical cost, with no goodwill or other intangible assets recorded. In accordance with IFRS 2, any excess of the fair value of the Company Ordinary Shares issued to the SPAC’s shareholders over the fair value of the identifiable net assets of the SPAC acquired represents compensation for the service of a stock exchange listing and is expensed as incurred.
Regulatory Matters
The Business Combination is not subject to any federal or state regulatory requirement or approval, except for (i) the Regulatory Authorizations and (ii) the filings with the Cayman Islands Registrar of Companies in accordance with the Cayman Companies Act necessary to effectuate the Business Combination.
Redemption Rights
Pursuant to SPAC Articles, a SPAC Public Shareholder may demand that SPAC redeem its SPAC Class A Ordinary Shares for cash if the Business Combination is consummated. Notwithstanding the foregoing, a SPAC Public Shareholder, together with any affiliate of his or her or any other person with whom such holder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from seeking redemption rights with respect to more than 15% of the SPAC Class A Ordinary Shares. Accordingly, all SPAC Class A Ordinary Shares in excess of 15% held by SPAC Public Shareholders, together with any affiliate of such holder or any other person with whom such holder is acting in concert or as a “group,” will not be redeemed and converted into cash.
Furthermore, under the Business Combination Agreement, as one of the Closing Conditions, SPAC shall have at least $5,000,001 of net tangible assets remaining after redemption, unless such condition have been waived by all parties.
SPAC Public Shareholders who wish to exercise their redemption rights must demand that SPAC redeem their SPAC Class A Ordinary Shares for cash and tender their SPAC Class A Ordinary Shares to SPAC Transfer Agent no later than two (2) Business Days prior to the SPAC Shareholders’ Meeting. SPAC Public Shareholders may tender their SPAC Class A Ordinary Shares by either delivering their share certificates (if any) and other redemption forms to the SPAC Transfer Agent or by delivering their SPAC Class A Ordinary Shares electronically to the SPAC Transfer Agent using The Depository Trust Company’s DWAC System. Any SPAC Public Shareholders satisfying the requirements for exercising redemption rights will be entitled to a pro rata portion of the amount then in the Trust Account (which, for illustrative purposes, was $10.58 per share, as of the Record Date), less taxes payable and up to $100,000 of interest to pay dissolution expenses. Such amount will be paid promptly upon consummation of the Business Combination. There are currently no owed but unpaid income taxes on the funds in the Trust Account. If a SPAC Public Shareholder exercises his, her or its redemption rights, then it will be exchanging its shares for cash and will not become a shareholder of the Company. Any request for redemption, once made by a SPAC Public Shareholder, may be withdrawn at any time up to the deadline for submitting redemption requests, which is 5:00 p.m. Eastern time on September 15, 2026 (two (2) Business Days prior to the date of the Extraordinary General Meeting), and thereafter, with SPAC’s consent, until the Closing. If you deliver your share certificates (if any) and other redemption forms to SPAC Transfer Agent and later decide prior to the Extraordinary General Meeting not to elect redemption, you may request that SPAC Transfer Agent return the shares (physically or electronically). See the section of this proxy statement/prospectus entitled “Extraordinary General Meeting of SPAC Shareholders—Redemption Rights” for a detailed description of the procedures to be followed if you wish to convert your shares into cash.
Resale of Company Ordinary Shares
The Company Ordinary Shares to be issued to shareholders of SPAC in connection with the Business Combination will be freely transferable under the Securities Act except for shares issued to any shareholder who may be deemed for purposes of Rule 144 under the Securities Act an “affiliate” of SPAC immediately prior to the Second Merger Effective Time or an “affiliate” of the Company following the Business Combination or shares otherwise held by signatories of the Lock-Up Arrangements. Persons who may be deemed to be affiliates include individuals or entities that control, are controlled by, or are under common control with, the Company or SPAC (as appropriate) and may include the executive officers, directors and significant shareholders of the Company or SPAC (as appropriate).
Stock Exchange Listing of Company Ordinary Shares
The Company will use reasonable best efforts to cause, prior to the Second Merger Effective Time, the Company Ordinary Shares to be approved for listing on the Stock Exchange under the proposed symbol “NWCL,” subject to official notice of issuance. Approval of the listing on the Stock Exchange of the Company Ordinary Shares (subject to official notice of issuance) is a condition to each party’s obligation to complete the Business Combination.

Delisting and Deregistration of SPAC Securities
If the Business Combination is completed and no other business combination is completed by the Deadline, the SPAC Public Units, the SPAC Class A Ordinary Shares and SPAC Public Warrants will be delisted from Nasdaq and will be deregistered under the Exchange Act.
The Company as a Foreign Private Issuer under the Exchange Act Post-Closing
The Company expects to remain a “foreign private issuer” (under SEC rules). Consequently, upon consummation of the Business Combination, the Company will be subject to the reporting requirements under the Exchange Act applicable to foreign private issuers. The Company will be required to file its annual report on Form 20-F for the year ended December 31, 2026 with the SEC by April 30, 2027. In addition, the Company will furnish reports on Form 6-K to the SEC regarding certain information required to be publicly disclosed by the Company in the Cayman Islands or that is distributed or required to be distributed by the Company to its shareholders.
Based on its foreign private issuer status, the Company will not be required to file periodic reports and financial statements with the SEC as frequently or as promptly as a U.S. company whose securities are registered under the Exchange Act. The Company will also not be required to comply with Regulation FD, which addresses certain restrictions on the selective disclosure of material information.
In addition, among other matters, the Company’s officers, directors and principal shareholders will be exempt from the reporting and “short-swing” profit recovery provisions of Section 16 of the Exchange Act and the rules under the Exchange Act with respect to their purchases and sales of the Company Ordinary Shares.
Despite its initial exemption due to its foreign private issuer status, the Company nevertheless expects to issue interim quarterly financial information publicly and to furnish it to the SEC on Form 6-K.
The Company as an Emerging Growth Company under U.S. Federal Securities Laws Post-Closing and Related Implications
The SPAC is, and following the Business Combination, the Company will be, an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the JOBS Act. As such, the Company will be eligible to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in their periodic reports and proxy statement/prospectus, and exemptions from the requirements of holding a non-binding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved. If some investors find the Company’s securities less attractive as a result, there may be a less active trading market for the Company’s securities and the prices of the Company’s securities may be more volatile.
After the Closing, the Company will remain an emerging growth company until the earlier of: (i) the last day of the fiscal year (a) following the fifth anniversary of date of its first sale of common equity securities pursuant to an effective registration statement, (b) in which the Company has total annual gross revenue of at least $1.235 billion, or (c) in which the Company is deemed to be a large accelerated filer, which means the market value of the Company’s common equity that is held by non-affiliates exceeds $700 million as of the last Business Day of its most recently completed second fiscal quarter; and (ii) the date on which the Company has issued more than $1.00 billion in non-convertible debt securities during the prior three-year period. References herein to “emerging growth company” have the meaning associated with it in the JOBS Act.
Vote Required for Approval
The approval of the Business Combination Proposal will require an ordinary resolution under Cayman Islands law and pursuant to SPAC Articles, being the affirmative vote of shareholders holding a majority of the SPAC Ordinary Shares which are voted on such resolution in person or by proxy at the Extraordinary General Meeting at which a quorum is present.
Brokers are not entitled to vote on the Business Combination Proposal absent voting instructions from the beneficial holder. An abstention will be counted towards the quorum requirement but, as a matter of Cayman Islands law, will not count as a vote cast at the Extraordinary General Meeting. Broker non-votes do not count as votes cast.

Resolution to be Voted Upon
The full text of the resolution to be passed is as follows:
“RESOLVED, as an ordinary resolution, that, NewHold Investment Corp III (“SPAC”)’s entry into the Business Combination Agreement, dated as of May 26, 2026, with newcleo1 Ltd. (“Merger Sub 1”), newcleo 2 Ltd. (“Merger Sub 2”) and NewCleo Ltd. (the “Company”), a copy of which is attached to the proxy statement/prospectus as Annex A, pursuant to which, among other things, Merger Sub 1 will merge with and into SPAC with SPAC being the surviving company and SPAC will merge with and into Merger Sub 2 and as a direct, wholly owned subsidiary of the Company with Merger Sub 2 being the surviving company, in accordance with the terms and subject to the conditions of the Business Combination Agreement, and the transactions contemplated thereby be approved, ratified and confirmed in all aspects.”
Recommendation of SPAC’s Board of Directors
SPAC Board recommends a vote “FOR” adoption of the Business Combination Proposal.

PROPOSAL NO. 2 - THE MERGER PROPOSAL
Overview
Assuming the Business Combination Proposal is approved at the Extraordinary General Meeting, shareholders are being asked to approve, pursuant to the Business Combination Agreement, subject to the terms and conditions set forth therein, the adoption of the plan of merger to be filed with the Registrar of Companies of the Cayman Islands (the “First Plan of Merger”) and the transactions contemplated thereby, including, without limitation the Merger. A copy of the First Plan of Merger is attached as Annex A-1 to the accompanying proxy statement/prospectus.
Vote Required for Approval
The approval of the Merger Proposal will require a special resolution under Cayman Islands law, being a resolution passed by a majority of not less than two-thirds of the SPAC Shareholders as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at the Extraordinary General Meeting of which notice specifying the intention to propose the resolution as a special resolution has been duly given and at which a quorum is present.
Brokers are not entitled to vote on the Merger Proposal absent voting instructions from the beneficial holder. An abstention will be counted towards the quorum requirement but, as a matter of Cayman Islands law, will not count as a vote cast at the Extraordinary General Meeting. Broker non-votes do not count as votes cast.
The Merger Proposal is conditioned on the approval of the Business Combination Proposal at the Extraordinary General Meeting. The approval of the Merger Proposal is a condition to the consummation of the Business Combination.
Resolution to be Voted Upon
The full text of the resolution to be passed is as follows:
“RESOLVED, as a special resolution, that, subject to the approval of the Business Combination Proposal:
(a)
NewHold Investment Corp III (“NewHold”) be authorized to merge with newcleo1 Ltd. (“Merger Sub”) so that NewHold will be the surviving company (the “Surviving Company”) and all the rights, undertaking, property, business, goodwill, benefits, immunities, privileges and liabilities of NewHold and Merger Sub vest in the Surviving Company by virtue of such merger pursuant to the Companies Act (Revised) of the Cayman Islands and the Plan of Merger (as defined below) (the “Merger”);

(b)
the plan of merger in connection with the First Merger substantially in the form attached as Annex A-1 to the proxy statement/prospectus accompanying the notice of meeting, as it may be further amended and/or restated from time to time (the “Plan of Merger”), subject to such amendments as may be approved by NewHold or Merger Sub, be authorized and approved in all respects;

(c)	NewHold be authorized to enter into the Plan of Merger, and any and all transaction provided for in the Plan of Merger;
(d)
there being no holders of any outstanding security interests granted by NewHold immediately prior to the Effective Time (as defined in the Plan of Merger), the Plan of Merger be executed by any one director on behalf of NewHold and any director or delegate or agent thereof be authorized to submit the Plan of Merger, together with any supporting documentation, for registration to the Registrar of Company of the Cayman Islands (the “Registrar”) and to make such additional filings or take such additional steps as they deem necessary in respect of the Merger; and

(e)
all actions taken and any documents or agreements executed, signed or delivered prior to or after the date of these resolutions by any director or officer of NewHold in connection with the transactions contemplated by these resolutions be approved, ratified and confirmed in all respects.”

Recommendation of SPAC’s Board of Directors
SPAC Board recommends a vote “FOR” adoption of the Merger Proposal.

PROPOSAL NO. 3 - THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal allows SPAC Board to submit a proposal to approve, by ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve one or more proposals presented to SPAC Shareholders for vote. In no event will SPAC solicit proxies to adjourn the Extraordinary General Meeting or consummate the Business Combination beyond the date by which it may properly do so under the SPAC Articles and Cayman Islands law.
Consequences If the Adjournment Proposal Is Not Approved
If the Adjournment Proposal is not approved by SPAC Shareholders, SPAC Board may not be able to adjourn the Extraordinary General Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal. In such event, the Business Combination would not be completed.
VOTE REQUIRED FOR APPROVAL
The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the SPAC Ordinary Shares represented in person or by proxy and entitled to vote thereon and who vote at the Extraordinary General Meeting. Broker non-votes do not count as votes cast.
The Adjournment Proposal will not be presented if each of the Business Combination Proposal and the Merger Proposal is approved. The Adjournment Proposal is not conditioned upon any other proposal.
Resolution to be Voted Upon
The full text of the resolution to be passed is as follows:
“RESOLVED, as an ordinary resolution, that the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, in the reasonable determination of the chairman of NewHold, to permit further solicitation and vote of proxies in the event that there are insufficient votes for the approval of one or more proposals at the Extraordinary General Meeting be approved.”
Recommendation of SPAC’s Board of Directors
SPAC Board recommends a vote “FOR” adoption of the Adjournment Proposal.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
Defined terms included below have the same meaning as terms defined and included elsewhere in this proxy statement/prospectus unless clearly stated in this section.
On May 26, 2026, NewCleo Ltd. (“NewCleo Ltd.”), Merger Sub 1, Merger Sub 2, and NewHold entered into the Business Combination Agreement. In connection with and prior to the completion of the Business Combination, NewCleo Ltd intends to re-register to a public limited company under the laws of England and Wales from a private limited company under the laws of England and Wales and change its name to newcleo plc (“newcleo”). The Business Combination provides that, among other things and subject to the terms and conditions therein, (i) Merger Sub 1 will be merged with and into NewHold to effect the First Merger, as a result of which the separate corporate existence of Merger Sub 1 will cease and NewHold will continue as the surviving company, and become the First Merger Surviving Company; (ii) as promptly as practicable after the effective time of the First Merger, the First Merger Surviving Company will be merged with and into Merger Sub 2, as a result of which the separate corporate existence of the First Merger Surviving Company will cease and Merger Sub 2 will continue as the surviving entity, and become a wholly-owned subsidiary of newcleo (the “Second Merger Surviving Company”). The First Merger and the Second Merger are collectively referred to herein as the “Business Combination.”
The following unaudited pro forma condensed combined financial information presents the combination of the financial information of NewHold and NewCleo Ltd. as of March 31, 2026, after giving effect to the transactions, including the Business Combination and related adjustments, the PIPE Financing, and subsequent financing events discussed in Note 7 (presented as “newcleo Financing Transaction Adjustments”) described in the accompanying notes (together, the “Transactions”). The unaudited pro forma condensed combined balance sheet as of March 31, 2026 reflects adjustments that depict the accounting for the Transactions as if they had been consummated on March 31, 2026 (the “Balance Sheet Pro Forma Transaction Accounting Adjustments”). The unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2026 and for the year ended December 31, 2025 combines the historical results of NewHold and NewCleo Ltd. for these periods and depict the accounting for the Transactions as if they had occurred on January 1, 2025, which is the beginning of the earliest period presented (“Statements of Operations Pro Forma Transaction Accounting Adjustments”). Collectively, the Balance Sheet Pro Forma Transaction Accounting Adjustments and Statements of Operations Pro Forma Transaction Accounting Adjustments are referred to in this section as “transaction accounting adjustments.”
The unaudited pro forma condensed combined financial information has been derived from and should be read in conjunction with:
•	the accompanying notes to the unaudited pro forma condensed combined financial information;
•
the historical unaudited condensed consolidated financial statements of NewCleo Ltd. as of and for the three months ended March 31, 2026, and the related notes included elsewhere in this proxy statement/prospectus;

•	the historical unaudited condensed financial statements of NewHold as of and for the three months ended March 31, 2026, and the related notes included elsewhere in this proxy statement/prospectus;
•	the historical audited consolidated financial statements of NewCleo Ltd. for the year ended December 31, 2025, and the related notes included elsewhere in this proxy statement/prospectus;
•	the historical audited financial statements of NewHold for the year ended December 31, 2025, and the related notes included elsewhere in this proxy statement/prospectus;
•	the Business Combination Agreement incorporated by reference into this proxy statement/prospectus; and
•
the sections titled “SPAC’s Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “newcleo’s Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and other financial information relating to NewHold, NewCleo Ltd. and newcleo included elsewhere in this proxy statement/prospectus.

The historical unaudited condensed consolidated financial statements of NewCleo Ltd. as of and for the three months ended March 31, 2026, and audited consolidated financial statements as of and for the year ended December 31, 2025, have been prepared in accordance with IFRS as issued by the IASB and presented in euros. The historical unaudited financial statements of NewHold as of and for the three months ended March 31, 2026, and audited financial statements as of and for the year ended December 31, 2025, have been prepared in accordance with U.S. GAAP and presented in U.S. dollars. The historical financial information of NewHold has been translated into euros and adjusted to give effect to the differences between U.S. GAAP and IFRS, for the purposes of the unaudited pro forma condensed combined financial information. Refer to Note 4 for further information.
The unaudited pro forma condensed combined financial information is provided for illustrative purposes only and is not necessarily indicative of what the actual results of operations and financial position would have been had the Transactions taken place on the dates indicated, nor is it indicative of the future consolidated results of operations or financial position of the combined company. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors. The unaudited pro forma adjustments represent management’s estimates based on information available as of the date of these unaudited pro forma condensed combined financial statements and are subject to change as additional information becomes available and analyses are performed.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
AS OF MARCH 31, 2026
NO REDEMPTION SCENARIO
(In thousands, except share and per share amounts)

	Historical				Historical
	Newcleo Ltd (IFRS)	newcleo Financing Transaction Adjustments (Note 7)		Adjusted Newcleo Ltd	NewHold (US GAAP) (Note 3)	US GAAP Conversion and Presentation Alignment (Note 4)		Adjusted NewHold	Transaction Accounting Adjustments		Pro Forma Combined (IFRS)
Assets
Non-current assets
Goodwill	€37,281	€—		€37,281	€—	€—		€—	€—		€37,281
Intangible assets	42,572			42,572	—			—			42,572
Property, plant, and equipment	102,252			102,252	—			—			102,252
Right-of-use asset	18,032			18,032	—			—			18,032
Investments	73			73	—			—			73
Investments in associates	31,575			31,575	—			—			31,575
Other long term receivables	38,402			38,402	—			—			38,402
Deferred tax assets	3,016			3,016	—			—			3,016
Investment held in trust account	—			—	183,250			183,250	(8,412)	8(h)	—
									(174,838)	8(j)
Total non-current assets	273,203	—		273,203	183,250	—		183,250	(183,250)		273,203
Current assets
Inventories	4,910			4,910	—			—			4,910
Short term investments	2,313			2,313	—			—			2,313
Trade and other receivables, net	64,486			64,486	—	155	4(c)	155	(155)	8(k)	64,486
Cash and cash equivalents	100,558	2,280	7(a)	118,724	542			542	10	8(a)	446,220
		15,886	7(b)						(22,601)	8(c)
									(2,860)	8(e)
									8,412	8(h)
									174,838	8(j)
									(6,116)	8(l)
									(511)	8(m)
									(5,851)	8(n)
									181,633	8(q)
Prepaid expenses	—			—	155	(155)	4(c)	—			—
Total current assets	172,267	18,166		190,433	697	—		697	326,799		517,929
Total assets	€445,470	€18,166		€463,636	€183,947	€—		€183,947	€143,549		€791,132
Liabilities
Non-current liabilities
Provisions - non-current	€4,208	€—		€4,208	€—	€—		€—	€—		€4,208
Other non-current liabilities	9,296			9,296	—			—			9,296
Lease liabilities - non-current	14,966			14,966	—			—			14,966
Borrowings - non-current	15,938			15,938	—			—			15,938
Deferred tax liabilities	4,550			4,550	—			—			4,550
Deferred underwriting fee payable	—			—	6,116			6,116	(6,116)	8(l)	—
Warrants liabilities	—			—	—	17,696	4(b)	17,696	(94)	8(g)	17,602

See accompanying notes to the unaudited pro forma condensed combined financial information.

	Historical				Historical
	Newcleo Ltd (IFRS)	newcleo Financing Transaction Adjustments (Note 7)		Adjusted Newcleo Ltd	NewHold (US GAAP) (Note 3)	US GAAP Conversion and Presentation Alignment (Note 4)		Adjusted NewHold	Transaction Accounting Adjustments		Pro Forma Combined (IFRS)
Financial liabilities - Class A ordinary shares subject to possible redemption	—			—	—	183,250	4(a)	183,250	(8,412)	8(h)	—
									(174,838)	8(r)
Total non-current liabilities	48,958	—		48,958	6,116	200,946		207,062	(189,460)		66,560
Current liabilities
Provisions - current	203			203	—			—			203
Trade and other payables	63,027	(24,025)	7(a)	39,002	—	1,106	4(c)	1,106	(216)	8(b)	38,930
									(450)	8(c)
									(512)	8(n)
Lease liabilities - current	3,474			3,474	—			—			3,474
Borrowings - current	2,574	—	7(b)	2,574	—			—			2,574
Accounts payable	—			—	534	(534)	4(c)	—			—
Accrued liabilities	—			—	572	(572)	4(c)	—			—
Deferred compensation - related parties	—			—	511			511	(511)	8(m)	—
Total current liabilities	69,278	(24,025)		45,253	1,617	—		1,617	(1,689)		45,181
Total liabilities	118,236	(24,025)		94,211	7,733	200,946		208,679	(191,149)		111,741
Class A ordinary shares subject to possible redemption; 20,125,000 shares issued and outstanding, historical; zero shares issued and outstanding, pro forma combined	—			—	183,250	(183,250)	4(a)	—			—
Equity
newcleo share capital, €0.01 par value, historical; 497,036,310 shares authorized, issued and outstanding, historical; $0.02 par value (€0.02 par value), pro forma combined; 290,306,792 shares authorized, issued and outstanding, pro forma combined	4,970	73	7(a)	5,082	—			—	10	8(a)	5,039
		39	7(b)						2	8(b)
									(843)	8(f)
									57	8(o)
									349	8(r)
									382	8(q)
SPAC Class A ordinary shares, $0.0001 par value; 479,000,000 shares authorized; 780,100 shares issued and outstanding, historical; zero shares issued and outstanding, pro forma combined	—			—	—			—	—	8(g)	—
									—	8(h)

See accompanying notes to the unaudited pro forma condensed combined financial information.

	Historical				Historical
	Newcleo Ltd (IFRS)	newcleo Financing Transaction Adjustments (Note 7)		Adjusted Newcleo Ltd	NewHold (US GAAP) (Note 3)	US GAAP Conversion and Presentation Alignment (Note 4)		Adjusted NewHold	Transaction Accounting Adjustments		Pro Forma Combined (IFRS)
									—	8(o)
									—	8(r)
SPAC Class B ordinary shares, $0.0001 par value; 20,000,000 shares authorized; 6,707,663 shares issued and outstanding, historical; zero shares issued and outstanding, pro forma combined	—	—			1			1	—	8(g)	—
									—	8(i)
									(1)	8(o)
Additional paid-in capital	—			—	—			—			—
Share premium	637,567	26,232	7(a)	679,646	—			—	—	8(a)	928,216
		15,847	7(b)						474	8(b)
									(1,921)	8(c)
									(169,719)	8(d)
									843	8(f)
									—	8(g)
									(56)	8(o)
									84,930	8(p)
									181,251	8(q)
									152,768	8(r)
Earnout reserves	—			—	—			—	169,719	8(d)	169,719
Other reserves	44,980			44,980	—			—			44,980
Accumulated deficit	(360,320)			(360,320)	(7,037)	(17,696)	4(b)	(24,733)	(260)	8(b)	(468,600)
									(20,230)	8(c)
									(2,860)	8(e)
									94	8(g)
									8,412	8(h)
									(155)	8(k)
									(5,339)	8(n)
									(84,930)	8(p)
									21,721	8(r)
Non-controlling interests	37			37	—			—			37
Total equity	327,234	42,191		369,425	(7,036)	(17,696)		(24,732)	334,698		679,391
Total shareholders’ equity and liabilities	€445,470	€18,166		€463,636	€183,947	€—		€183,947	€143,549		€791,132

See accompanying notes to the unaudited pro forma condensed combined financial information.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
AS OF MARCH 31, 2026
INTERMEDIATE (50%) REDEMPTION SCENARIO
(In thousands, except share and per share amounts)

	Historical				Historical
	Newcleo Ltd. (IFRS)	newcleo Financing Transaction Adjustments (Note 7)		Adjusted Newcleo Ltd.	NewHold (US GAAP) (Note 3)	US GAAP Conversion and Presentation Alignment (Note 4)		Adjusted NewHold	Transaction Accounting Adjustments		Pro Forma Combined (IFRS)
Assets
Non-current assets
Goodwill	€37,281	€—		€37,281	€—	€—		€—	€—		€37,281
Intangible assets	42,572			42,572	—			—			42,572
Property, plant, and equipment	102,252			102,252	—			—			102,252
Right-of-use asset	18,032			18,032	—			—			18,032
Investments	73			73	—			—			73
Investments in associates	31,575			31,575	—			—			31,575
Other long term receivables	38,402			38,402	—			—			38,402
Deferred tax assets	3,016			3,016	—			—			3,016
Investment held in trust account	—			—	183,250			183,250	(8,412)	8(h)	—
									(87,419)	8(j)
									(87,419)	8(s)
Total non-current assets	273,203	—		273,203	183,250	—		183,250	(183,250)		273,203
Current assets
Inventories	4,910			4,910	—			—			4,910
Short term investments	2,313			2,313	—			—			2,313
Trade and other receivables, net	64,486			64,486	—	155	4(c)	155	(155)	8(k)	64,486
Cash and cash equivalents	100,558	2,280	7(a)	118,724	542			542	10	8(a)	359,675
		15,886	7(b)						(22,601)	8(c)
									(2,860)	8(e)
									8,412	8(h)
									87,419	8(j)
									(5,242)	8(l)
									(511)	8(m)
									(5,851)	8(n)
									181,633	8(q)
Prepaid expenses	—			—	155	(155)	4(c)	—			—
Total current assets	172,267	18,166		190,433	697	—		697	240,254		431,384
Total assets	€445,470	€18,166		€463,636	€183,947	€—		€183,947	€57,004		€704,587
Liabilities
Non-current liabilities
Provisions - non-current	€4,208	€—		€4,208	€—	€—		€—	€—		€4,208
Other non-current liabilities	9,296			9,296	—			—			9,296
Lease liabilities - non-current	14,966			14,966	—			—			14,966
Borrowings - non-current	15,938			15,938	—			—			15,938
Deferred tax liabilities	4,550			4,550	—			—			4,550
Deferred underwriting fee payable	—			—	6,116			6,116	(6,116)	8(l)	—
Warrants liabilities	—			—	—	17,696	4(b)	17,696	(159)	8(g)	17,537

See accompanying notes to the unaudited pro forma condensed combined financial information.

	Historical				Historical
	Newcleo Ltd. (IFRS)	newcleo Financing Transaction Adjustments (Note 7)		Adjusted Newcleo Ltd.	NewHold (US GAAP) (Note 3)	US GAAP Conversion and Presentation Alignment (Note 4)		Adjusted NewHold	Transaction Accounting Adjustments		Pro Forma Combined (IFRS)
Financial liabilities - Class A ordinary shares subject to possible redemption	—			—	—	183,250	4(a)	183,250	(8,412)	8(h)	—
									(174,838)	8(s)
Total non-current liabilities	48,958	—		48,958	6,116	200,946		207,062	(189,525)		66,495
Current liabilities
Provisions - current	203			203	—			—			203
Trade and other payables	63,027	(24,025)	7(a)	39,002	—	1,106	4(c)	1,106	(216)	8(b)	38,930
									(450)	8(c)
									(512)	8(n)
Lease liabilities - current	3,474			3,474	—			—			3,474
Borrowings - current	2,574	—	7(b)	2,574	—			—			2,574
Accounts payable	—			—	534	(534)	4(c)	—			—
Accrued liabilities	—			—	572	(572)	4(c)	—			—
Deferred compensation - related parties	—			—	511			511	(511)	8(m)	—
Total current liabilities	69,278	(24,025)		45,253	1,617	—		1,617	(1,689)		45,181
Total liabilities	118,236	(24,025)		94,211	7,733	200,946		208,679	(191,214)		111,676
Class A ordinary shares subject to possible redemption; 20,125,000 shares issued and outstanding, historical; zero shares issued and outstanding, pro forma combined	—			—	183,250	(183,250)	4(a)	—			—
Equity
newcleo share capital, €0.01 par value, historical; 497,036,310 shares authorized, issued and outstanding, historical; $0.02 par value (€0.02 par value), pro forma combined; 280,706,182 shares issued and outstanding, pro forma combined	4,970	73	7(a)	5,082	—			—	10	8(a)	4,872
		39	7(b)						2	8(b)
									(843)	8(f)
									57	8(o)
									382	8(q)
									182	8(s)
SPAC Class A ordinary shares, $0.0001 par value; 479,000,000 shares authorized; 780,100 shares issued and outstanding, historical; zero shares issued and outstanding, pro forma combined	—			—	—			—	—	8(g)	—
									—	8(h)

See accompanying notes to the unaudited pro forma condensed combined financial information.

	Historical				Historical
	Newcleo Ltd. (IFRS)	newcleo Financing Transaction Adjustments (Note 7)		Adjusted Newcleo Ltd.	NewHold (US GAAP) (Note 3)	US GAAP Conversion and Presentation Alignment (Note 4)		Adjusted NewHold	Transaction Accounting Adjustments		Pro Forma Combined (IFRS)
									—	8(o)
									—	8(s)
SPAC Class B ordinary shares, $0.0001 par value; 20,000,000 shares authorized; 6,707,663 shares issued and outstanding, historical; zero shares issued and outstanding, pro forma combined	—			—	1			1	—	8(g)	—
									—	8(i)
									(1)	8(o)
Additional paid-in capital	—			—	—			—			—
Share premium	637,567	26,232	7(a)	679,646	—			—	—	8(a)	832,903
		15,847	7(b)						474	8(b)
									(1,040)	8(c)
									(169,719)	8(d)
									843	8(f)
									—	8(g)
									(56)	8(o)
									75,049	8(p)
									181,251	8(q)
									874	8(l)
									65,581	8(s)
Earnout reserves	—			—	—			—	169,719	8(d)	169,719
Other reserves	44,980			44,980	—			—			44,980
Accumulated deficit	(360,320)			(360,320)	(7,037)	(17,696)	4(b)	(24,733)	(260)	8(b)	(459,600)
									(21,111)	8(c)
									(2,860)	8(e)
									159	8(g)
									8,412	8(h)
									(155)	8(k)
									(5,339)	8(n)
									(75,049)	8(p)
									21,656	8(s)
Non-controlling interests	37			37	—			—			37
Total equity	327,234	42,191		369,425	(7,036)	(17,696)		(24,732)	248,218		592,911
Total shareholders’ equity and liabilities	€445,470	€18,166		€463,636	€183,947	€—		€183,947	€57,004		€704,587

See accompanying notes to the unaudited pro forma condensed combined financial information.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
AS OF MARCH 31, 2026
MAXIMUM REDEMPTION SCENARIO
(In thousands, except share and per share amounts)

	Historical				Historical
	Newcleo Ltd (IFRS)	newcleo Financing Transaction Adjustments (Note 7)		Adjusted Newcleo Ltd	NewHold (US GAAP) (Note 3)	US GAAP Conversion and Presentation Alignment (Note 4)		Adjusted NewHold	Transaction Accounting Adjustments		Pro Forma Combined (IFRS)
Assets
Non-current assets
Goodwill	€37,281	€—		€37,281	€—	€—		€—	€—		€37,281
Intangible assets	42,572			42,572	—			—			42,572
Property, plant, and equipment	102,252			102,252	—			—			102,252
Right-of-use asset	18,032			18,032	—			—			18,032
Investments	73			73	—			—			73
Investments in associates	31,575			31,575	—			—			31,575
Other long term receivables	38,402			38,402	—			—			38,402
Deferred tax assets	3,016			3,016	—			—			3,016
Investment held in trust account	—			—	183,250			183,250	(8,412)	8(h)	—
									(174,838)	8(t)
Total non-current assets	273,203	—		273,203	183,250	—		183,250	(183,250)		273,203
Current assets
Inventories	4,910			4,910	—			—			4,910
Short term investments	2,313			2,313	—			—			2,313
Trade and other receivables, net	64,486			64,486	—	155	4(c)	155	(155)	8(k)	64,486
Cash and cash equivalents	100,558	2,280	7(a)	118,724	542			542	10	8(a)	273,889
		15,886	7(b)						(22,601)	8(c)
									(2,860)	8(e)
									8,412	8(h)
									(4,369)	8(l)
									(511)	8(m)
									(5,091)	8(n)
									181,633	8(q)
Prepaid expenses	—			—	155	(155)	4(c)	—			—
Total current assets	172,267	18,166		190,433	697	—		697	154,468		345,598
Total assets	€445,470	€18,166		€463,636	€183,947	€—		€183,947	€(28,782)		€618,801
Liabilities
Non-current liabilities
Provisions - non-current	€4,208	€—		€4,208	€—	€—		€—	€—		€4,208
Other non-current liabilities	9,296			9,296	—			—			9,296
Lease liabilities - non-current	14,966			14,966	—			—			14,966
Borrowings - non-current	15,938			15,938	—			—			15,938
Deferred tax liabilities	4,550			4,550	—			—			4,550
Deferred underwriting fee payable	—			—	6,116			6,116	(6,116)	8(l)	—
Warrants liabilities	—			—	—	17,696	4(b)	17,696	(254)	8(g)	17,442

See accompanying notes to the unaudited pro forma condensed combined financial information.

	Historical				Historical
	Newcleo Ltd (IFRS)	newcleo Financing Transaction Adjustments (Note 7)		Adjusted Newcleo Ltd	NewHold (US GAAP) (Note 3)	US GAAP Conversion and Presentation Alignment (Note 4)		Adjusted NewHold	Transaction Accounting Adjustments		Pro Forma Combined (IFRS)
Financial liabilities - Class A ordinary shares subject to possible redemption	—			—	—	183,250	4(a)	183,250	(8,412)	8(h)	—
									(174,838)	8(t)
Total non-current liabilities	48,958	—		48,958	6,116	200,946		207,062	(189,620)		66,400
Current liabilities
Provisions - current	203			203	—			—			203
Trade and other payables	63,027	(24,025)	7(a)	39,002	—	1,106	4(c)	1,106	(216)	8(b)	38,930
									(450)	8(c)
									(512)	8(n)
Lease liabilities - current	3,474			3,474	—			—			3,474
Borrowings - current	2,574	—	7(b)	2,574	—			—			2,574
Accounts payable	—			—	534	(534)	4(c)	—			—
Accrued liabilities	—			—	572	(572)	4(c)	—			—
Deferred compensation - related parties	—			—	511			511	(511)	8(m)	—
Total current liabilities	69,278	(24,025)		45,253	1,617	—		1,617	(1,689)		45,181
Total liabilities	118,236	(24,025)		94,211	7,733	200,946		208,679	(191,309)		111,581
Class A ordinary shares subject to possible redemption; 20,125,000 shares issued and outstanding, historical; zero shares issued and outstanding, pro forma combined	—			—	183,250	(183,250)	4(a)	—			—
Equity
newcleo share capital, €0.01 par value, historical; 497,036,310 shares authorized, issued and outstanding, historical; $0.02 par value (€0.02 par value), pro forma combined; 271,105,572 shares issued and outstanding, pro forma combined	4,970	73	7(a)	5,082	—			—	10	8(a)	4,706
		39	7(b)						2	8(b)
									(843)	8(f)
									57	8(o)
									382	8(q)
									16	8(t)
SPAC Class A ordinary shares, $0.0001 par value; 479,000,000 shares authorized; 780,100 shares issued and outstanding, historical; zero shares issued and outstanding, pro forma combined	—			—	—			—	—	8(g)	—
									—	8(h)

See accompanying notes to the unaudited pro forma condensed combined financial information.

	Historical				Historical
	Newcleo Ltd (IFRS)	newcleo Financing Transaction Adjustments (Note 7)		Adjusted Newcleo Ltd	NewHold (US GAAP) (Note 3)	US GAAP Conversion and Presentation Alignment (Note 4)		Adjusted NewHold	Transaction Accounting Adjustments		Pro Forma Combined (IFRS)
									—	8(o)
									—	8(t)
SPAC Class B ordinary shares, $0.0001 par value; 20,000,000 shares authorized; 6,707,663 shares issued and outstanding, historical; zero shares issued and outstanding, pro forma combined	—			—	1			1	—	8(g)	—
									—	8(i)
									(1)	8(o)
Additional paid-in capital	—			—	—			—			—
Share premium	637,567	26,232	7(a)	679,646	—			—	—	8(a)	734,346
		15,847	7(b)						474	8(b)
									(348)	8(c)
									(169,719)	8(d)
									843	8(f)
									—	8(g)
									(56)	8(o)
									61,325	8(p)
									181,251	8(q)
									1,747	8(l)
									(20,817)	8(t)
Earnout reserves	—			—	—			—	169,719	8(d)	169,719
Other reserves	44,980			44,980	—			—			44,980
Accumulated deficit	(360,320)			(360,320)	(7,037)	(17,696)	4(b)	(24,733)	(260)	8(b)	(446,568)
									(21,803)	8(c)
									(2,860)	8(e)
									254	8(g)
									8,412	8(h)
									(155)	8(k)
									(4,579)	8(n)
									(61,325)	8(p)
									20,801	8(t)
Non-controlling interests	37			37	—			—			37
Total equity	327,234	42,191		369,425	(7,036)	(17,696)		(24,732)	162,527		507,220
Total shareholders’ equity and liabilities	€445,470	€18,166		€463,636	€183,947	€—		€183,947	€(28,782)		€618,801

See accompanying notes to the unaudited pro forma condensed combined financial information.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2026
NO REDEMPTION SCENARIO, INTERMEDIATE (50%) REDEMPTION SCENARIO, AND MAXIMUM REDEMPTION SCENARIO
(In thousands, except share and per share amounts)

	Historical			Historical
	Newcleo Ltd (IFRS)	newcleo Financing Transaction Adjustments (Note 7)	Adjusted Newcleo Ltd	NewHold (US GAAP) (Note 3)	US GAAP Conversion and Presentation Alignment (Note 4)	Adjusted NewHold	Transaction Accounting Adjustments		Pro Forma Combined (IFRS)
Revenue	€8,838	€—	€8,838	€—	€—	€—	€—		€8,838
Cost of sales	(5,520)		(5,520)	—		—			(5,520)
Gross profit	3,318	—	3,318	—	—	—	—		3,318
Other income	3,174		3,174	—		—			3,174
Research and development expenses	(16,129)		(16,129)	—		—			(16,129)
Selling, general and administrative expenses	(26,768)		(26,768)	(983)		(983)	103	9(f)	(27,533)
							115	9(g)
Operating loss	(36,405)	—	(36,405)	(983)	—	(983)	103		(37,170)
Other income	—		—	1,584		1,584	(1,584)	9(d)	—
Loss on disposal of assets	(11)		(11)	—	—				(11)
Finance income	325		325	—	—				325
Finance costs	(518)		(518)	—	—				(518)
Share of loss of associates	(60)		(60)	—	—				(60)
Income (loss) before tax	(36,669)	—	(36,669)	601	—	601	(1,481)		(37,434)
Income tax benefit	472	—	472	—	—	—	—		472
Income (loss) for the period	€(36,197)	€—	€(36,197)	€601	€—	€601	€(1,481)		€(36,962)
No redemption scenario
Weighted average Class A ordinary shares outstanding – basic and diluted				20,905,100
Class A ordinary shares – Basic and diluted net income per share				€0.02
Weighted average Class B ordinary shares outstanding – basic and diluted				6,707,663
Class B ordinary shares – Basic and diluted net income per share				€0.02
Weighted average ordinary shares outstanding - basic and diluted	490,585,609								287,205,625	9(i)
Net loss per ordinary share – basic and diluted	€(0.07)								€(0.13)	9(i)
Intermediate (50%) redemption scenario
Weighted average Class A ordinary shares outstanding – basic and diluted				20,905,100

See accompanying notes to the unaudited pro forma condensed combined financial information.

	Historical			Historical
	Newcleo Ltd (IFRS)	newcleo Financing Transaction Adjustments (Note 7)	Adjusted Newcleo Ltd	NewHold (US GAAP) (Note 3)	US GAAP Conversion and Presentation Alignment (Note 4)	Adjusted NewHold	Transaction Accounting Adjustments	Pro Forma Combined (IFRS)
Class A ordinary shares – Basic and diluted net income per share				€0.02
Weighted average Class B ordinary shares outstanding – basic and diluted				6,707,663
Class B ordinary shares – Basic and diluted net income per share				€0.02
Weighted average ordinary shares outstanding - basic and diluted	490,585,609							277,605,015	9(i)
Net loss per ordinary share - basic and diluted	€(0.07)							€(0.13)	9(i)
Maximum redemption scenario
Weighted average Class A ordinary shares outstanding – basic and diluted				20,905,100
Class A ordinary shares – Basic and diluted net income per share				€0.02
Weighted average Class B ordinary shares outstanding – basic and diluted				6,707,663
Class B ordinary shares – Basic and diluted net income per share				€0.02
Weighted average ordinary shares outstanding - basic and diluted	490,585,609							268,004,405	9(i)
Net loss per ordinary share - basic and diluted	€(0.07)							€(0.14)	9(i)

See accompanying notes to the unaudited pro forma condensed combined financial information.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2025
NO REDEMPTION SCENARIO
(In thousands, except share and per share amounts)

	Historical			Historical
	Newcleo Ltd (IFRS)	newcleo Financing Transaction Adjustments (Note 7)	Adjusted Newcleo Ltd	NewHold (US GAAP) (Note 3)	US GAAP Conversion and Presentation Alignment (Note 4)	Adjusted NewHold	Transaction Accounting Adjustments		Pro Forma Combined (IFRS)
Revenue	€32,769	€—	€32,769	€—	€—	€—	€—		€32,769
Cost of sales	(24,953)		(24,953)	—		—			(24,953)
Gross profit	7,816	—	7,816	—	—	—	—		7,816
Other income	19,347		19,347	—		—			19,347
Research and development expenses	(68,544)		(68,544)	—		—	(950)	9(c)	(69,494)
Selling, general and administrative expenses	(98,547)		(98,547)	(1,849)		(1,849)	(260)	9(a)	(207,141)
							(20,230)	9(b)
							(1,910)	9(c)
							(155)	9(e)
							354	9(f)
							386	9(g)
							(84,930)	9(h)
Operating loss	(139,928)	—	(139,928)	(1,849)	—	(1,849)	(107,695)		(249,472)
Other income	—		—	6,198		6,198	(6,198)	9(d)	—
Loss on disposal of assets	(1,630)	—	(1,630)	—		—			(1,630)
Finance income	1,937	—	1,937	—		—			1,937
Finance costs	(2,120)	—	(2,120)	—		—			(2,120)
Share of loss of associates	(48)	—	(48)	—		—			(48)
Income (loss) before tax	(141,789)	—	(141,789)	4,349	—	4,349	(113,893)		(251,333)
Income tax benefit	1,824	—	1,824	—	—	—	—		1,824
Income (loss) for the year	€(139,965)	€—	€(139,965)	€4,349	€—	€4,349	€(113,893)		€(249,509)
Weighted average Class A ordinary shares outstanding – basic and diluted				17,354,000
Class A ordinary shares – Basic and diluted net income per share				€0.18
Weighted average Class B ordinary shares outstanding – basic and diluted				6,707,663
Class B ordinary shares – Basic and diluted net income per share				€0.18
Weighted average ordinary shares outstanding - basic and diluted	462,252,560								273,584,541	9(i)
Net loss per ordinary share - basic and diluted	€(0.30)								€(0.91)	9(i)

See accompanying notes to the unaudited pro forma condensed combined financial information.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2025
INTERMEDIATE (50%) REDEMPTION SCENARIO
(In thousands, except share and per share amounts)

	Historical			Historical
	Newcleo Ltd (IFRS)	newcleo Financing Transaction Adjustments (Note 7)	Adjusted Newcleo Ltd	NewHold (US GAAP) (Note 3)	US GAAP Conversion and Presentation Alignment (Note 4)	Adjusted NewHold	Transaction Accounting Adjustments		Pro Forma Combined (IFRS)
Revenue	€32,769	€—	€32,769	€—	€—	€—	€—		€32,769
Cost of sales	(24,953)		(24,953)	—		—			(24,953)
Gross profit	7,816	—	7,816	—	—	—	—		7,816
Other income	19,347		19,347	—		—			19,347
Research and development expenses	(68,544)		(68,544)	—		—	(950)	9(c)	(69,494)
Selling, general and administrative expenses	(98,547)		(98,547)	(1,849)		(1,849)	(260)	9(a)	(198,141)
							(21,111)	9(b)
							(1,910)	9(c)
							(155)	9(e)
							354	9(f)
							386	9(g)
							(75,049)	9(h)
Operating loss	(139,928)	—	(139,928)	(1,849)	—	(1,849)	(98,695)		(240,472)
Other income	—		—	6,198		6,198	(6,198)	9(d)	—
Loss on disposal of assets	(1,630)	—	(1,630)	—		—			(1,630)
Finance income	1,937	—	1,937	—		—			1,937
Finance costs	(2,120)	—	(2,120)	—		—			(2,120)
Share of loss of associates	(48)	—	(48)	—		—			(48)
Income (loss) before tax	(141,789)	—	(141,789)	4,349	—	4,349	(104,893)		(242,333)
Income tax benefit	1,824	—	1,824	—	—	—	—		1,824
Income (loss) for the year	€(139,965)	€—	€(139,965)	€4,349	€—	€4,349	€(104,893)		€(240,509)
Weighted average Class A ordinary shares outstanding – basic and diluted				17,354,000
Class A ordinary shares – Basic and diluted net income per share				€0.18
Weighted average Class B ordinary shares outstanding – basic and diluted				6,707,663
Class B ordinary shares – Basic and diluted net income per share				€0.18
Weighted average ordinary shares outstanding — basic and diluted	462,252,560								263,983,931	9(i)
Net loss per ordinary share — basic and diluted	€(0.30)								€(0.91)	9(i)

See accompanying notes to the unaudited pro forma condensed combined financial information.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2025
MAXIMUM REDEMPTION SCENARIO
(In thousands, except share and per share amounts)

	Historical			Historical
	Newcleo Ltd (IFRS)	newcleo Financing Transaction Adjustments (Note 7)	Adjusted Newcleo Ltd	NewHold (US GAAP) (Note 3)	US GAAP Conversion and Presentation Alignment (Note 4)	Adjusted NewHold	Transaction Accounting Adjustments		Pro Forma Combined (IFRS)
Revenue	€32,769	€—	€32,769	€—	€—	€—	€—		€32,769
Cost of sales	(24,953)		(24,953)	—		—			(24,953)
Gross profit	7,816	—	7,816	—	—	—	—		7,816
Other income	19,347		19,347	—		—			19,347
Research and development expenses	(68,544)		(68,544)	—		—	(950)	9(c)	(69,494)
Selling, general and administrative expenses	(98,547)		(98,547)	(1,849)		(1,849)	(260)	9(a)	(185,109)
							(21,803)	9(b)
							(1,910)	9(c)
							(155)	9(e)
							354	9(f)
							386	9(g)
							(61,325)	9(h)
Operating loss	(139,928)	—	(139,928)	(1,849)	—	(1,849)	(85,663)		(227,440)
Other income	—		—	6,198		6,198	(6,198)	9(d)	—
Loss on disposal of assets	(1,630)	—	(1,630)	—		—			(1,630)
Finance income	1,937	—	1,937	—		—			1,937
Finance costs	(2,120)	—	(2,120)	—		—			(2,120)
Share of loss of associates	(48)	—	(48)	—		—			(48)
Income (loss) before tax	(141,789)	—	(141,789)	4,349	—	4,349	(91,861)		(229,301)
Income tax benefit	1,824	—	1,824	—	—	—	—		1,824
Income (loss) for the year	€(139,965)	€—	€(139,965)	€4,349	€—	€4,349	€(91,861)		€(227,477)
Weighted average Class A ordinary shares outstanding – basic and diluted				17,354,000
Class A ordinary shares – Basic and diluted net income per share				€0.18
Weighted average Class B ordinary shares outstanding – basic and diluted				6,707,663
Class B ordinary shares – Basic and diluted net income per share				€0.18
Weighted average ordinary shares outstanding - basic and diluted	462,252,560								254,383,321	9(i)
Net loss per ordinary share - basic and diluted	€(0.30)								€(0.89)	9(i)

See accompanying notes to the unaudited pro forma condensed combined financial information.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
1.	Description of the Transactions
On May 26, 2026, NewCleo Ltd., Merger Sub 1, Merger Sub 2 and NewHold entered into the Business Combination Agreement to effect the Business Combination.
In connection with and prior to the Business Combination, upon the Capital Restructuring, the following pre-merger transactions shall take place: (i) the share premium account of NewCleo Ltd. shall be reduced to permit NewCleo Ltd. to re-register as a public limited company; (ii) NewCleo Ltd. shall be re-registered as a public limited company; (iii) newcleo A&R Articles shall be adopted and become effective; (iv) immediately prior to the Recapitalization, the issued and outstanding share capital of the Company shall be redenominated as U.S. dollar shares of a par value determined in accordance with the UK Companies Act (the “Redenomination”); and (v) immediately following the Redenomination and prior to the First Merger Effective Time, all of the issued and outstanding newcleo Ordinary Shares as of immediately prior to such consolidation shall be consolidated into such number of newcleo Ordinary Shares as is equal to the number of issued and outstanding newcleo Ordinary Shares multiplied by the Recapitalization Factor (the “Recapitalization”), subject to the terms and conditions as set forth in the Business Combination Agreement. In connection with the Recapitalization, each newcleo shareholders’ total ordinary shares will be rounded down to the nearest whole share in accordance with the Business Combination Agreement. For purposes of the unaudited pro forma condensed combined financial information, an assumed par value of $0.02 per share (€0.02 per share as of March 31, 2026) resulting from the Redenomination was applied with the resulting amounts reflected in newcleo share capital and share premium.
At the effective time of the Capital Restructuring, each NewCleo Ltd. option outstanding shall continue as an option to purchase newcleo Ordinary Shares (the “Continuing Option”), on substantially the same terms and conditions as were applicable immediately prior to the Recapitalization including applicable vesting conditions, except for the number of Continuing Option and the corresponding per-share exercise price which shall be adjusted by the Recapitalization Factor. Each NewCleo Ltd. RSU outstanding shall continue to be a RSU to be settled in newcleo Ordinary Shares (the “Continuing RSU”), on substantially the same terms and conditions as were applicable immediately prior to the Recapitalization including applicable vesting conditions, except for the number of Continuing RSU which shall be adjusted by the Recapitalization Factor. Each NewCleo Ltd. Warrant outstanding shall continue to be a warrant to be settled in newcleo Ordinary Shares (the “Continuing Warrants”), on substantially the same terms and conditions as were applicable immediately prior to the Recapitalization including applicable vesting conditions, except for the number of Continuing Warrant shall be adjusted by the Recapitalization Factor.
NewCleo Ltd. intends to change its name from NewCleo Ltd. to newcleo plc prior to the completion of the Business Combination and to apply for listing of newcleo Ordinary Shares on the Nasdaq Stock Market LLC, under the proposed symbol “NWCL” to be effective at the consummation of the Business Combination.
Refer to the table below for newcleo Ordinary Shares expected to be issued to newcleo Shareholders at the Capital Restructuring based on the estimated Recapitalization Factor of 0.4807 calculated as of the date of this proxy statement/prospectus:

newcleo Ordinary Shares outstanding as of March 31, 2026	497,036,310
newcleo Ordinary Shares issued upon NewCleo Ltd. option exercises subsequent to March 31, 2026	1,028,886
newcleo Ordinary Shares issued related to the Pre-PIPE Subscription subsequent to March 31, 2026	7,306,808
newcleo Ordinary Shares issued related to the 2026 Capital Raise subsequent to March 31, 2026	3,874,634
newcleo Ordinary Shares issued to suppliers subsequent to March 31, 2026	132,292
Total newcleo Ordinary Shares outstanding prior to the Closing of the Business Combination	509,378,930
Estimated Recapitalization Factor	0.4807
Estimated newcleo Ordinary Shares issued to newcleo Shareholders upon Closing of the Business Combination	244,883,387

Pursuant to the Business Combination Agreement, the Business Combination will be effected in two steps: (i) in connection with the First Merger, Merger Sub 1 will be merged with and into NewHold, as a result of which the separate corporate existence of Merger Sub 1 will cease and NewHold will continue as the surviving company, and become a wholly-owned subsidiary of newcleo; (ii) as promptly as practicable after the First Merger, the First Merger Surviving Company will be merged with and into Merger Sub 2, as a result of which the separate corporate existence of the First Merger Surviving Company will cease and Merger Sub 2 will continue as the surviving company, and become a wholly-owned subsidiary of newcleo.
Immediately prior to the First Merger Effective Time, (i) each SPAC Unit issued and outstanding will be automatically detach and convert into one SPAC Class A Ordinary Share of a par value of $0.0001 each and one half of one SPAC Warrant (the “Unit Separation”). At the First Merger Effective Time and following the Unit Separation, each issued and outstanding SPAC Class A Ordinary Share and each SPAC Class B Ordinary Share of a par value of $0.0001 each will be cancelled and automatically converted into one newcleo Ordinary Share, assuming a par value of $0.02 (€0.02 at March 31, 2026). Each issued and outstanding SPAC Warrant will cease separate existence and trading and will be converted into a newcleo warrant (the “Newcleo Public Warrant”) representing the right to purchase one newcleo Ordinary Share. Each issued and outstanding ordinary share of Merger Sub 1 shall be converted into and become one ordinary share of the First Merger Surviving Company.
Upon closing of the Second Merger, each ordinary share of First Merger Surviving Company shall be converted into and become one ordinary share of the Second Merger Surviving Company.
At Closing, pursuant to the Business Combination Agreement, newcleo will use cash from the Trust Account, if any, to pay any unpaid transaction expenses and to reimburse or pay the Sponsor for any unpaid working capital loans and other SPAC Transaction Expenses, not to exceed $14.0 million in the aggregate exclusive of any fees owed by NewHold to financial advisors acting as placement agents in connection with the PIPE Financing. Under the No Redemption Scenario, Intermediate (50%) Redemption Scenario, and Maximum Redemption Scenario, the estimated unpaid transaction expenses include advisory, legal, accounting and other professional fees are expected to be €5.3 million, €5.3 million and €4.6 million, respectively, and cash settlement for deferred underwriting fee is expected to be €6.1 million, €5.2 million and €4.4 million respectively. Refer to notes 8(l) and 8(n) below.
The Business Combination is subject to the satisfaction of closing conditions, including (i) the requisite approval of the Business Combination by the shareholders of NewHold and newcleo, and (ii) the requirement that at the Second Merger Effective Time, newcleo will have access to no less than $200.0 million from (a) funds in the Trust Account following the SPAC Public Shareholders’ exercise of their redemption rights; (b) the proceeds of the PIPE Financing; and (c) funds raised from any other financing transactions agreed upon by NewHold and newcleo.
Related events that impact the unaudited pro forma condensed combined financial information are discussed in further detail below.
newcleo Earnout
newcleo equity holders have a contingent right to receive an earnout (the “newcleo Earnout”) up to 10% of the Base Equity Value, based on the performance of newcleo Ordinary Shares during the five-year period after the Closing in two equal tranches (the “Earnout Period”), subject to the following condition:
a)
50% of the newcleo Earnout if the volume-weight average price (the “VWAP”) of newcleo Ordinary Shares equals or exceeds $15.00 (the “Earnout Triggering Event I”) for any twenty trading days in a thirty-trading day period occurring no later than the fifth anniversary of the Closing of the Business Combination (the “Vesting Period”); and

b)
50% of the newcleo Earnout if the VWAP of newcleo Ordinary Shares equals or exceeds $18.00 (the “Earnout Triggering Event II”, collectively with the Earnout Triggering Event I, the “Earnout Triggering Events”) for any twenty trading days in a thirty-trading day period during the Vesting Period.

c)
In the event that, prior to the expiration of the Vesting Period and the occurrence of the Earnout Triggering Events, newcleo consummates a merger, sale, or similar transaction (the “Early Release Event”) in which the holders of newcleo Ordinary Shares have the right to receive cash or securities for their shares and the value received per share equals or exceeds any VWAP of the Earnout Triggering Events, then newcleo will issue newcleo Earnout immediately prior to the closing of such transaction in the lesser of:

i.	The number that would have been earned if the transaction value per share had been newcleo’s VWAP for any twenty trading days in a thirty-trading day period during the Vesting Period; and
ii.	The newcleo Earnout remains unissued as of that time.
The newcleo Earnout was evaluated as a separate freestanding financial instrument and determined to be outside of the scope of IFRS 2 because the earnout shares are issued to existing shareholders in their capacity as shareholders and not in exchange for goods or services. The arrangement was therefore assessed in accordance with IAS 32, Financial Instruments, and classified as equity because it does not contain a contractual obligation to deliver cash or another financial asset and, if settled, will be settled through the issuance of a fixed number of newcleo Ordinary Shares. Accordingly, the newcleo Earnout is presented within earnout reserves in the unaudited pro forma condensed consolidated combined balance sheet. Refer to note 8(d) below.
Pursuant to the Business Combination Agreement, existing option holders and RSU holders of NewCleo Ltd., immediately following the Recapitalization and prior to the First Merger Effective Time, will be entitled to receive an additional 10% of their respective existing awards in the form of Continuing Options (the “Earnout Bonus Options”) and Continuing RSUs (the “Earnout Bonus RSUs”, collectively, the “Earnout Bonus Awards”). The Earnout Bonus Awards will be granted pursuant to, and subject to the terms and conditions of, the Post-Closing Company Equity Plan and an applicable award agreement thereunder. The Earnout Bonus RSUs will vest, and the Earnout Bonus Options will vest and become exercisable, upon the satisfaction of both of the following: (A) the corresponding Continuing RSUs and Continuing Options in respect to which such Earnout Bonus Awards were granted, have vested (and, in the case of options, have been vested and exercised) in accordance with their terms and (B) the occurrence of the Earnout Triggering Events. The Earnout Bonus Awards are expected to be accounted for as share-based contingent consideration within the scope of IFRS 2. To date, the aforementioned Earnout Triggering Events have not been met and the specific terms of the Earnout Bonus Awards have not yet been determined; accordingly, the shares associated with the newcleo Earnout are not reflected as outstanding, and the potential dilutive effect of the Earnout Bonus Awards are not included in the unaudited pro forma condensed combined financial information under either scenario.
Non-Redemption Agreements
On May 26, 2026, NewHold, the Company, the Sponsor and the NRA Investors entered into non-redemption agreements (the “Non-Redemption Agreements”), pursuant to which the NRA Investors agreed not to redeem (or to validly rescind any redemption requests on) up to 923,780 SPAC Class A Ordinary Shares subject to redemption in connection with the Extraordinary General Meeting. In exchange for the foregoing commitment not to redeem such SPAC Class A Ordinary Shares, the Sponsor agreed to forfeit 92,378 SPAC Class B Ordinary Shares at the Closing and assign to the NRA Investors, for no additional consideration, an equivalent number of newcleo Ordinary Shares to be issued at the Closing. In connection with the Business Combination, the NRA Investors will receive 1,016,158 newcleo Ordinary Shares upon Closing. Refer to notes 8(h) and 8(i) below.
Sponsor Promote
Concurrently with the execution of the Business Combination Agreement, newcleo, NewHold, and NewHold Industrial Technology III, LLC (the “Sponsor”), entered into the Sponsor Support Agreement. The Sponsor owns 552,600 SPAC Private Placement Shares, 6,429,663 Founder Shares, and 276,300 SPAC Private Placement Warrants (collectively, the “Sponsor Promote”) in connection with SPAC IPO. Immediately prior to the Closing, 20% of the Sponsor Promote will be forfeited by the Sponsor (the “Sponsor Forfeited Equity”). The remaining Sponsor Promote will be subject to the following vesting and forfeiture provisions if the sum of the total capital raised from the PIPE Financing and retained from the Trust Account at Closing equals or exceeds $400.0 million:
a)	50% of the remaining Sponsor Promote retained at Closing will vest immediately (the “Vested Tranche”),
b)
25% of the remaining Sponsor Promote retained at Closing will vest if the VWAP of newcleo Ordinary Shares equals or exceeds the Earnout Triggering Event I for any twenty trading-days in a thirty-trading day period during the Vesting Period (the “$15 Tranche”)

c)
25% of the remaining Sponsor Promote retained at Closing will vest if the VWAP of newcleo Ordinary Shares equals or exceeds the Earnout Triggering Event II for any twenty trading-days in a thirty-trading day period during the Vesting Period (the “$18 Tranche”, collectively with the $15 Tranche, the “Sponsor Promote Earnout”).

In the event that, prior to the expiration of the Vesting Period and the occurrence of the Earnout Triggering Events, newcleo consummates the Early Release Event, then all of the Sponsor Promote included in the $15 Tranche and $18 Tranche that have not yet vested will vest and no longer be subject to any forfeiture or the transfer restrictions, effective immediately prior to the consummation of such Early Release Event.
To the extent the total amount raised from the PIPE Financing and capital retained from the Trust Account at Closing (less any SPAC Transaction Expenses in excess of $14.0 million) is less than $400.0 million, additional shares and warrants from the Sponsor Promote will be forfeited at Closing in proportion to such shortfall pursuant to the terms of the Sponsor Support Agreement; provided that any such forfeiture shall be applied as follows:
a)	First to reduce the Sponsor Promote comprising the $18 Tranche,
b)	Thereafter, to the extent such forfeiture is greater than the $18 Tranche, to reduce the Sponsor Promote comprising the $15 Tranche, and
c)	Thereafter, to the extent such forfeiture is greater than both the $18 Tranche and the $15 Tranche, to reduce the Sponsor Promote comprising the Vested Tranche.
The Vested Tranche and Sponsor Promote Earnout were evaluated as separate freestanding financial instruments and both arrangements determined to be within the scope of IFRS 2 because they represent consideration for services provided by the Sponsor in connection with the business combination. Accordingly, the Vested Tranche and Sponsor Promote Earnout are accounted for as equity-settled share-based payment arrangements under IFRS 2, with the related fair value recognized as listing services expense in the unaudited pro forma condensed consolidated combined balance sheets and unaudited pro forma condensed consolidated combined statements of operations. Refer to notes 8(p) and 9(h) below.
PIPE Financing
NewCleo Ltd. and NewHold entered into PIPE Subscription Agreements with the PIPE Investors, pursuant to which the PIPE Investors have agreed to purchase, in aggregate, 22,000,000 newcleo Ordinary Shares for a purchase price of €8.68 or $10.00 per share for an aggregate commitment amount of €191.0 million, or $220.0 million, before approximately €9.4 million in transaction costs to be incurred related to the PIPE Financing. The PIPE Subscription Agreements are subject to certain conditions, including, among other things, the Closing. The purpose of the PIPE Financing is to fund general corporate expenses of the combined company. Refer to note 8(q) below.
Deferred Underwriting Fees
In connection with SPAC IPO, NewHold entered into an underwriting agreement with an underwriter (the “Underwriter”) for an aggregate obligation of up to $7.0 million or €6.1 million, pursuant to which, at Closing (i) $0.15 per unit sold in SPAC IPO shall be paid to the Underwriter in cash, (ii) up to $0.10 per unit sold in the SPAC IPO shall be paid to the Underwriter in cash, based on the funds remaining in the Trust Account after giving effect to SPAC Class A Ordinary Shares that are redeemed in connection with the Business Combination, and (iii) $0.10 per unit sold in the SPAC IPO shall be paid to the Underwriter in cash (such aggregate amount, the “Allocable Amount”), provided that NewHold has the right not to pay any portion of the Allocable Amount to the Underwriter and to use the Allocable Amount for expenses in connection with the Business Combination. For the pro forma presentation purposes, the Allocable Amount is expected to be paid at Closing. In the event where the combined company elects to exercise the right not to pay the Allocable Amount, the pro forma cash balance will increase by €1.7 million to €447.9 million, €361.4 million and €275.6 million under the No Redemption Scenario, Intermediate (50%) Redemption Scenario and Maximum Redemption Scenario, respectively. Refer to notes 8(l) below.
Other financing events that impact the unaudited pro forma condensed combined financial information are discussed in further detail below:
Pre-PIPE Financing
In March and April 2026, NewCleo Ltd. entered into subscription agreements with various investors pursuant to which the investors subscribed for an aggregate of 7,306,808 newcleo Ordinary Shares prior to the Recapitalization at a purchase price of €3.60 per share, for aggregate cash proceeds of approximately €26.3 million (the “Pre-PIPE Financing”). During March 2026, investors subscribed for 6,673,428 newcleo Ordinary Shares for aggregate gross proceeds of €24.0 million, and the related cash proceeds were received during March 2026. Because the underlying shares related to the March 2026 subscriptions were not issued until April 2026, the proceeds were initially recorded as advance subscriptions from shareholders within trade and other payables in NewCleo Ltd.’s historical financial statements as of March 31, 2026. During April 2026, other investors subscribed for an additional 633,380 newcleo Ordinary Shares for aggregate gross proceeds of approximately €2.3 million. Pursuant to the March and April 2026 subscription agreements, NewCleo Ltd. issued an aggregate of 7,306,808 newcleo Ordinary Shares in April 2026. Refer to note 7(a) below.
2026 Capital Raise
In July 2026, NewCleo Ltd. completed a capital raise with both new and existing investors pursuant to which investors purchased, in aggregate, 3,874,634 newcleo Ordinary Shares at a purchase price of €4.10 per share resulting in aggregate gross proceeds of €15.9 million (the “2026 Capital Raise”). Refer to note 7(b) below.
The purpose of the Pre-PIPE Financing and the 2026 Capital Raise was to provide investors with an opportunity to acquire a long-term ownership interest in the combined company and to fund the combined company’s general corporate expenses following the Business Combination. The closing of the Pre-PIPE Financing and the 2026 Capital Raise is not a closing condition for the Business Combination.
2.	Basis of Pro Forma Presentation
The unaudited pro forma condensed combined financial information was prepared in accordance with Article 11 of SEC Regulation S-X, as amended by the final rule, Release No. 33-10786, Amendments to Financial Disclosures about Acquired and Disposed Businesses. Release No. 33-10786 replaces the historical pro forma adjustments criteria with simplified requirements to depict the transaction accounting adjustments and presents the reasonably estimable synergies and other transaction effects that have occurred or are reasonably expected to occur (“Management’s Adjustments”). Management has elected not to present Management’s Adjustments and will only be presenting transaction accounting adjustments in the unaudited pro forma condensed combined financial information. The transaction accounting adjustments presented in the unaudited pro forma condensed combined financial information are made to provide relevant information necessary for an understanding of the combined company reflecting the accounting for the Transactions. The unaudited pro forma condensed combined financial information does not give effect to any anticipated synergies, operating efficiencies, tax savings, or cost savings that may be associated with the Transactions. NewHold, NewCleo Ltd. and newcleo have not had any historical relationship prior to the Business Combination. Accordingly, no pro forma adjustments were required to eliminate activities between the companies.
Management has made significant estimates and assumptions in its determination of the transaction accounting adjustments. The transaction accounting adjustments are based on certain currently available information and certain assumptions and methodologies that management believes are reasonable under the circumstances. The transaction accounting adjustments, which are described in these notes, may be revised as additional information becomes available and is evaluated. Therefore, it is likely that the actual adjustments will differ from the transaction accounting adjustments, and it is possible the difference may be material.
The unaudited pro forma condensed combined financial information has been prepared using the assumptions below with respect to the potential redemptions for cash of SPAC Ordinary Shares subject to possible redemptions:
•
Assuming No Redemption Scenario: This presentation assumes that no SPAC Public Shareholders exercise their right to have their SPAC Ordinary Shares subject to possible redemption converted into their pro rata share of the Trust Account and thus the full amount held in the Trust Account as of the Closing is available for the Business Combination; and

•
Assuming Intermediate (50%) Redemption Scenario: This presentation assumes that SPAC Public Shareholders holding the 9,600,610 SPAC Class A Ordinary Shares subject to possible redemption will exercise their redemption rights for their pro rata share (approximately €9.11 or $10.49 per share) of the funds in the Trust Account. This scenario gives effect to redemptions of SPAC Ordinary Shares for an aggregate redemption payment of €87.4 million using the assumed $10.49 or €9.11 per share redemption price. Additionally, this presentation contemplates i) the NRA Investors electing not to redeem 923,780 SPAC Class A Ordinary Shares and ii) the Sponsor forfeiting to NewHold, for no consideration, 92,378 SPAC

Class B Ordinary Shares and assigning the shares to the NRA Investors pursuant to the Non-Redemption Agreements. The NRA Investors will receive 1,016,158 newcleo Ordinary Shares upon completion of the Business Combination. This scenario includes all adjustments contained in the No Redemption scenario and presents additional adjustments to reflect the effect of the intermediate redemptions; and
•
Assuming Maximum Redemption Scenario: This presentation assumes that SPAC Public Shareholders holding 19,201,220 SPAC Ordinary Shares subject to possible redemption will exercise their redemption rights for their pro rata share (approximately $10.49 or €9.11 per share) of the funds in the Trust Account. This scenario gives effect to redemptions of SPAC Ordinary Shares for an aggregate redemption payment of €174.8 million using the assumed $10.49 or €9.11 per share redemption price. Additionally, this presentation contemplates i) the NRA Investors electing not to redeem 923,780 SPAC Class A Ordinary Shares and ii) the Sponsor forfeiting to NewHold, for no consideration, 92,378 SPAC Class B Ordinary Shares and assigning the shares to the NRA Investors pursuant to the Non-Redemption Agreements. The NRA Investors will receive 1,016,158 newcleo Ordinary Shares upon completion of the Business Combination. This scenario includes all adjustments contained in the No Redemption scenario and presents additional adjustments to reflect the effect of the maximum redemptions.

The following table summarizes the pro forma number of shares of newcleo Ordinary Shares outstanding following the consummation of the Transactions under the No Redemption Scenario, Intermediate (50%) Redemption Scenario, and Maximum Redemption Scenario, excluding the potential dilutive effect of 13,282,147 Continuing Options, 297,207 Continuing RSUs, 8,855,901 Continuing Warrants, 10,397,290 newcleo Public Warrants, newcleo Earnout, the Earnout Bonus Awards, and unvested Sponsor Promote. newcleo Public Warrants will become exercisable 30 days after the completion of the Business Combination and will expire five years after the completion of the Business Combination or earlier upon their redemption or liquidation.

	As of March 31, 2026
	No Redemption Scenario		Intermediate (50%) Redemption Scenario		Maximum Redemption Scenario
Equity Capitalization Summary Upon Consummation of the Business Combination	Number of Shares Owned	% Ownership	Number of Shares Owned	% Ownership	Number of Shares Owned	% Ownership
Holders of Founder Shares and SPAC Private Placement Shares	3,206,027	1.1%	3,206,027	1.1%	3,206,027	1.2%
SPAC Public Shareholders with shares subject to possible redemption	19,201,220	6.6%	9,600,610	3.4%	—	0.0%
SPAC Public Shareholders with shares subject to Non-Redemption Agreements	1,016,158	0.4%	1,016,158	0.4%	1,016,158	0.4%
newcleo Shareholders	244,883,387	84.3%	244,883,387	87.2%	244,883,387	90.3%
PIPE Investors	22,000,000	7.6%	22,000,000	7.9%	22,000,000	8.1%
Total newcleo Ordinary Shares upon Closing of the Business Combination	290,306,792	100.0%	280,706,182	100.0%	271,105,572	100.0%

Assuming that all outstanding Continuing Options, Continuing Warrants and newcleo Public Warrants issued in connection with the Transactions were exercisable and exercised and Continuing RSUs were vested following completion of the Business Combination (and each other assumption applicable to the table set forth above remains the same), then the combined voting power of newcleo and combined economic interest in newcleo will be as shown below:

	As of March 31, 2026
	No Redemption Scenario		Intermediate (50%) Redemption Scenario		Maximum Redemption Scenario
Equity Capitalization Summary (fully diluted basis)	Number of Shares Owned	% Ownership	Number of Shares Owned	% Ownership	Number of Shares Owned	% Ownership
Holders of Founder Shares and SPAC Private Placement Shares	3,206,027	1.0%	3,206,027	1.0%	3,206,027	1.1%
SPAC Public Shareholders with shares subject to possible redemption	19,201,220	6.0%	9,600,610	3.1%	—	0.0%
SPAC Public Shareholders with shares subject to Non-Redemption Agreements	1,016,158	0.3%	1,016,158	0.3%	1,016,158	0.3%
newcleo Shareholders(1)	258,462,741	80.0%	258,462,741	82.5%	258,462,741	85.1%
PIPE Investors	22,000,000	6.8%	22,000,000	7.0%	22,000,000	7.2%
Holders of SPAC Warrants	10,397,290	3.2%	10,358,692	3.3%	10,302,927	3.4%
Holders of Continuing Warrants	8,855,901	2.7%	8,855,901	2.8%	8,855,901	2.9%
Total fully diluted newcleo Ordinary Shares upon Closing of the Business Combination(2)	323,139,337	100.0%	313,500,129	100.0%	303,843,754	100.0%

(1)
The number of shares owned by newcleo Shareholders upon consummation of the Business Combination includes (i) 13,282,147 Continuing Options, based on 27,628,031 NewCleo Ltd. options expected to be outstanding, and (ii) 297,207 Continuing RSUs, based on 618,216 NewCleo Ltd. RSUs expected to be outstanding following the consummation of the Transactions and the estimated Recapitalization Factor of 0.4807.

(2)	Total fully diluted does not include newcleo Earnout, the Earnout Bonus Awards and Sponsor Promote Earnout.
3.	Historical NewHold
The historical financial statements of NewHold as of and for the three months ended March 31, 2026, and for the year ended December 31, 2025 were prepared in USD, the presentational currency, and in accordance with U.S. GAAP as issued by the FASB. For purposes of preparing the unaudited pro forma condensed combined financial information, all amounts in NewHold’s historical balance sheet as of March 31, 2026 were converted to EUR using an exchange rate of 0.8682 EUR per USD at that date. All of NewHold’s historical statements of operations amounts for the three months ended March 31, 2026 and for the year ended December 31, 2025 were converted to EUR using the average exchange rates for the respective periods of 0.8546 EUR per USD and 0.8845 EUR per USD, respectively.

The following tables reflect the conversion of the historical financial statements of NewHold to EUR:

	Balance Sheet As of March 31, 2026
	Historical NewHold (U.S. GAAP) (Unaudited)	USD Conversion Rate	Historical NewHold (U.S. GAAP)
	(USD in thousands)		(EUR in thousands)
ASSETS
Cash and cash equivalents	$624	0.8682	€542
Prepaid expenses	178	0.8682	155
Total current assets	802		697
Investment held in trust account	211,067	0.8682	183,250
Total assets	$211,869		€183,947
LIABILITIES, CLASS A ORDINARY SHARES SUBJECT TO POSSIBLE REDEMPTION AND SHAREHOLDERS’ DEFICIT
Accounts payable	$615	0.8682	€534
Accrued liabilities	659	0.8682	572
Deferred compensation—related parties	588	0.8682	511
Total current liabilities	1,862		1,617
Deferred underwriting fee payable	7,044	0.8682	6,116
Total liabilities	8,906		7,733
Commitments and Contingencies
Class A ordinary shares subject to possible redemption; 20,125,000 shares at $10.49 per share	211,067	0.8682	183,250
Shareholders’ Deficit
Preference shares, $0.0001 par value; 1,000,000 authorized shares; none issued or outstanding	—	0.8682	—
Class A ordinary shares, $0.0001 par value; 479,000,000 authorized shares; 780,100 shares issued and outstanding	—	0.8682	—
Class B ordinary shares, $0.0001 par value, 20,000,000 authorized shares; 6,707,663 shares issued and outstanding	1	0.8682	1
Additional paid-in capital	—	0.8682	—
Accumulated deficit	(8,105)	0.8682	(7,037)
Total Shareholders’ Deficit	(8,104)		(7,036)
Total liabilities, Class A ordinary shares subject to possible redemption and shareholders’ deficit	$211,869		€183,947

	Statement of Operations For the three months ended March 31, 2026
	Historical NewHold (U.S. GAAP) (Unaudited)	USD Conversion Rate	Historical NewHold (U.S. GAAP)
	(USD in thousands)		(EUR in thousands)
General and administrative expenses	$1,150	0.8546	€983
Loss from operations	(1,150)		(983)
Other income (expense):
Interest income on Trust Account	1,847	0.8546	1,578
Interest income on operating account	7	0.8546	6
Other income	1,854		1,584

	Statement of Operations For the three months ended March 31, 2026
	Historical NewHold (U.S. GAAP) (Unaudited)	USD Conversion Rate	Historical NewHold (U.S. GAAP)
	(USD in thousands)		(EUR in thousands)
Net income	$704		€601

	Statement of Operations For the year ended December 31, 2025
	Historical NewHold (U.S. GAAP) (Audited)	USD Conversion Rate	Historical NewHold (U.S. GAAP)
	(USD in thousands)		(EUR in thousands)
General and administrative expenses	$2,090	0.8845	€1,849
Loss from operations	(2,090)		(1,849)
Other income (expense):
Interest income on Trust Account	6,964	0.8845	6,159
Interest income on operating account	44	0.8845	39
Other income	7,008		6,198
Net income	$4,918		€4,349

4.	IFRS Adjustments and Reclassifications
The historical financial information of NewHold as of and for the three months ended March 31, 2026 and as of and for the year ended December 31, 2025 was prepared in accordance with U.S. GAAP and has been adjusted to give effect to the differences between U.S. GAAP and IFRS as issued by the IASB.
The IFRS adjustments included in the unaudited pro forma condensed combined balance sheet as of March 31, 2026 are as follows:
a)
To reflect the reclassification of SPAC Class A Ordinary Shares subject to possible redemption from mezzanine equity under U.S. GAAP to liabilities under IFRS, as the shareholders have the right to require NewHold to redeem their pro rata share of the funds in the Trust Account and NewHold has an irrevocable obligation to deliver cash or another financial instrument for such redemption.

b)
To reflect the reclassification of SPAC Warrants from equity classification under U.S. GAAP to liability classification under IFRS, due to SPAC Warrants having net share cashless settlement provisions that permit settlement in a variable number of shares, which preclude equity classification under IAS 32. Given NewHold’s additional paid-in capital was zero on the historical balance sheet as of March 31, 2026, the IFRS adjustment in equity related to the classification was reflected in accumulated deficit.

c)	To reflect the reclassification adjustments to align NewHold’s historical financial statement balances with the presentation of NewCleo Ltd.’s historical financial statements.
5.	Accounting for the Business Combination
The Business Combination is expected to be accounted for as a capital reorganization in accordance with IFRS as issued by the IASB. Under this method of accounting, NewHold will be treated as the “acquired” company for financial reporting purposes, and newcleo will be the accounting “acquirer.” This determination is primarily based on the assumption that:
•	newcleo’s existing shareholders (the “newcleo Shareholders”) will hold a majority of the voting power of the combined company;
•	newcleo is the larger entity in terms of substantive operations and employee base;
•	newcleo will designate a majority of the members of the board of directors of the combined company;

•	newcleo’s operations will comprise the ongoing operations of the combined company; and
•	newcleo’s existing senior management will comprise all of the senior management of the combined company.
NewHold does not meet the definition of a “business” pursuant to IFRS 3, Business Combinations, and accordingly, for accounting purposes, the Business Combination will be accounted for as a capital reorganization within the scope of IFRS 2. The net assets of NewHold will be stated at historical cost, with no goodwill or other intangible assets recorded. In accordance with IFRS 2, any excess of the fair value of newcleo Ordinary Shares issued to SPAC Public Shareholders over the fair value of the identifiable net assets of NewHold acquired represents compensation for the service of a stock exchange listing and is expensed as incurred.
6.	newcleo Ordinary Shares Issued in connection with the Business Combination newcleo Ordinary Shares expected to be issued to newcleo Shareholders at the Recapitalization is determined based on the estimated Recapitalization Factor of 0.4807 calculated as of the date of this proxy statement/prospectus, and to other shareholders upon the consummation of the Business Combination, as follows:

	No Redemption Scenario	Intermediate (50%) Redemption Scenario	Maximum Redemption Scenario
newcleo Ordinary Shares outstanding as of March 31, 2026	497,036,310	497,036,310	497,036,310
newcleo Ordinary Shares issued upon NewCleo Ltd. option exercises subsequent to March 31, 2026	1,028,886	1,028,886	1,028,886
newcleo Ordinary Shares issued related to the Pre-PIPE Subscription subsequent to March 31, 2026	7,306,808	7,306,808	7,306,808
newcleo Ordinary Shares issued related to the 2026 Capital Raise subsequent to March 31, 2026	3,874,634	3,874,634	3,874,634
newcleo Ordinary Shares issued to suppliers subsequent to March 31, 2026	132,292	132,292	132,292
Total newcleo Ordinary Shares outstanding prior to the closing of the Business Combination	509,378,930	509,378,930	509,378,930
Estimated Recapitalization Factor	0.4807	0.4807	0.4807
Estimated newcleo Ordinary Shares issued to newcleo Shareholders upon Closing of the Business Combination	244,883,387	244,883,387	244,883,387
Holders of Founder Shares and SPAC Private Placement Shares	3,206,027	3,206,027	3,206,027
SPAC Public Shareholders with shares subject to possible redemption	19,201,220	9,600,610	—
SPAC Public Shareholders with shares subject to Non-Redemption Agreements	1,016,158	1,016,158	1,016,158
PIPE Investors	22,000,000	22,000,000	22,000,000
Total newcleo Ordinary Shares upon Closing of the Business Combination	290,306,792	280,706,182	271,105,572

7.	Newcleo Financing Transaction Adjustments
The following adjustments related to newcleo Financing Transaction Adjustments are included in the unaudited pro forma condensed combined balance sheet as of March 31, 2026 as follows:
a)
To reflect, in connection with the Pre-PIPE Financing, (i) the reclassification of €24.0 million of advance subscription proceeds received in March 2026 from trade and other payables to share capital at par value, with the excess recorded in share premium, upon the issuance of 6,673,428 newcleo Ordinary Shares subsequent to March 31, 2026; and (ii) the issuance of an additional 633,380 newcleo Ordinary Shares subscribed for and issued in April 2026 for aggregate cash proceeds of approximately €2.3 million, resulting in corresponding increases to cash, share capital at par value and share premium. Collectively, these adjustments reflect the issuance of 7,306,808 newcleo Ordinary Shares subsequent to March 31, 2026 and prior to the Recapitalization. See note 1 – Pre-PIPE Financing.

b)	To reflect the issuance of 3,874,634 newcleo Ordinary Shares at a subscription price of €4.10 per share in connection with the 2026 Capital Raise completed in July 2026, resulting in aggregate gross proceeds of approximately €15.9 million. The adjustment reflects the receipt of cash proceeds of €15.9 million and a corresponding increase in share capital at par value with the remainder to share premium. See note 1 – 2026 Capital Raise.
8.	Adjustments to Unaudited Pro Forma Condensed Combined Balance Sheet
The unaudited pro forma condensed combined balance sheet as of March 31, 2026 reflects transaction accounting adjustments that depict the accounting for the Transactions.
The pro forma notes and adjustments, based on preliminary estimates that could change materially as additional information is obtained, are as follows:
 Balance Sheet Pro forma Transaction Accounting Adjustments:
  newcleo pro forma transaction accounting adjustments:
a)	To reflect the exercise of 1,028,886 NewCleo Ltd. options with a per-share exercise price of €0.01 subsequent to March 31, 2026.
b)
To reflect the issuance of 132,292 newcleo Ordinary Shares subsequent to March 31, 2026, at a price of €3.60 per share, as consideration for services rendered by certain suppliers. An adjustment is recognized to (i) increase share capital at par value and share premium for €0.5 million related to the share issuance, (ii) reduce trade and other payables of €0.2 million that were already recorded in NewCleo Ltd.’s historical financial statements as of March 31, 2026, and (iii) increase accumulated deficit of €0.3 million.

c)
To reflect additional estimated unpaid transaction costs that are expected to be incurred by newcleo in connection with the Business Combination, such as advisory, legal, accounting and auditing fees and other professional fees, which are allocated between newly issued shares and newly listed but previously existing shares, of €22.2 million to be incurred by decreasing cash of €22.6 million and trade and other payables of €0.4 million.

Under the No Redemption Scenario, approximately €2.0 million of the additional estimated transaction costs is allocated to newly issued shares and included as an adjustment to share premium, and approximately €20.2 million of the additional estimated transaction costs is allocated to the newly listed but previously existing shares and included as an adjustment to accumulated deficit and reflected in the pro forma condensed combined statement of operations for the year ended December 31, 2025.
Under the Intermediate (50%) Redemption Scenario, approximately €1.1 million of the additional estimated transaction costs is allocated to newly issued shares and included as an adjustment to share premium, and approximately €21.1 million of the additional estimated transaction costs is allocated to the newly listed but previously existing shares and included as an adjustment to accumulated deficit and reflected in the pro forma condensed combined statement of operations for the year ended December 31, 2025.
Under the Maximum Redemption Scenario, approximately €0.4 million of the additional estimated transaction costs is allocated to newly issued shares and included in share premium, and approximately €21.8 million of the additional estimated transaction costs is allocated to the newly listed but previously existing shares and included in accumulated deficit and reflected in the pro forma condensed combined statement of operations for the year ended December 31, 2025.
d)
To reflect the newcleo Earnout issuable to newcleo Shareholders for the estimated fair value of €169.7 million that may vest upon the occurrence of Earnout Triggering Events (see note 1 – newcleo Earnout). The pro forma fair value of the newcleo Earnout is calculated using a Monte Carlo simulation. The significant assumptions utilized in estimating the fair value of newcleo Earnout include the following: (1) newcleo Ordinary Share price of $10.00 or €8.68 per share; (2) risk-free rate of 3.85%; (3) assumed transaction date of March 31, 2026, with a maximum lock-up period covering 180 days; and (4) the expected equity volatility of 109% based on historical volatility of selected peer companies that matches the expected remaining life of the newcleo Earnout. A 10% increase or decrease in volatility would change the estimated fair value to €172.6 million and €166.9 million, respectively. The newcleo Earnout is determined to be classified as equity and recognized as earnout reserves with a corresponding offset recorded in share premium in the unaudited pro forma condensed combined balance sheet. The newcleo Earnout estimates and inputs are subject to change as additional information becomes available and additional analyses are performed and such changes could be material once the final valuation is determined at the effective time.
e)	To reflect the settlement of cash bonuses of €2.9 million paid to certain executives and employees of NewCleo Ltd. at Closing in connection with the consummation of the Business Combination.
f)
To reflect the Recapitalization pursuant to the Business Combination Agreement, the conversion and exchange of all outstanding shares of capital stock of NewCleo Ltd. based on the Recapitalization Factor into 244,883,387 newcleo Ordinary Shares, assuming a par value of $0.02 (€ 0.02 at March 31, 2026) per share. As a result of the Recapitalization, an adjustment reducing newcleo share capital by €0.8 million is recognized, reflecting the historical par value of €0.01 per newcleo Ordinary Share prior to the Recapitalization, with a corresponding increase in share premium of €0.8 million.

NewHold pro forma transaction accounting adjustments:
g)
Immediately prior the closing of the First Merger, the Sponsor Promote consists of 552,600 SPAC Private Placement Shares, 6,429,663 Founder Shares, and 276,300 SPAC Private Placement Warrants. Pursuant to the Business Combination Agreement, 20% of the Sponsor Promote is forfeited, resulting in 110,520 SPAC Private Placement Shares and 1,285,933 Founder Shares, representing 1,396,453 shares in aggregate, and 55,260 SPAC Private Placement Warrants included in the Sponsor Forfeited Equity. See note 1 – Sponsor Promote.

Under the No Redemption Scenario, assuming an aggregate capital raise of €374.3 million consisting of the PIPE Financing of €191.0 million (see note 8(q)) and cash released from the Trust Account of €183.3 million (see notes 8(h) and 8(j)) is achieved, the Sponsor Forfeited Equity adjustment reflects (i) decreases in SPAC Class A Ordinary Shares and SPAC Class B Ordinary Shares, with a corresponding increase in share premium and (ii) a reduction of €94 thousand in warrant liability and a corresponding decrease in accumulated deficit, which represents the proportionate share of warrant liability associated with 55,260 forfeited SPAC Private Placement Warrants. Given NewHold’s additional paid-in capital was zero on the historical balance sheet as of March 31, 2026, the adjustment in equity related to the Sponsor Promote was reflected in accumulated deficit. The fair value of the underlying warrants is estimated using the closing traded price of SPAC Public Warrants on July 14, 2026 of €1.69 or $1.95 per warrant.
Under the Intermediate (50%) Redemption Scenario, assuming an aggregate capital raise of €286.8 million consisting of the PIPE Financing of €191.0 million (see note 8(q)) and cash released from the Trust Account of €95.8 million (see notes 8(h) and 8(j)) is achieved, the Sponsor Forfeited Equity adjustment reflects (i) decreases in SPAC Class A Ordinary Shares and SPAC Class B Ordinary Shares, with a corresponding increase in share premium and (ii) a reduction of €0.2 million in warrant liability and a corresponding decrease in accumulated deficit, which represents the proportionate share of warrant liability associated with 93,858 forfeited SPAC Private Placement Warrants. Given NewHold’s additional paid-in capital was zero on the historical balance sheet as of March 31, 2026, the adjustment in equity related to the Sponsor Promote was reflected in accumulated deficit. The fair value of the underlying warrants is estimated using the closing traded price of SPAC Public Warrants on July 14, 2026 of €1.69 or $1.95 per warrant.
Under the Maximum Redemption Scenario, assuming an aggregate capital raise of €199.4 million consisting of the PIPE Financing of €191.0 million (see note 8(q)) and cash released from the Trust Account of €8.4 million (see notes 8(h)) is achieved, the Sponsor Forfeited Equity adjustment reflects (i) decreases in SPAC Class A Ordinary Shares and SPAC Class B Ordinary Shares, with a corresponding increase in share premium and (ii) a reduction of €0.3 million in warrant liability and a corresponding decrease in accumulated deficit, which represents the proportionate share of warrant liability associated with 149,623 forfeited SPAC Private Placement Warrants. Given NewHold’s additional paid-in capital was zero on the historical balance sheet as of March 31, 2026, the adjustment in equity related to the Sponsor Promote was reflected in accumulated deficit. The fair value of the underlying warrants is estimated using the closing traded price of SPAC Public Warrants on July 14, 2026 at a price of €1.69 or $1.95 per warrant.
The warrant liability values for each scenario are preliminary and will change based on fluctuations in the price of SPAC Public Warrants through the consummation of the Business Combination.
h)
To reflect the reclassification of 923,780 SPAC Class A Ordinary Shares that are subject to redemption prior to the Closing, or €8.4 million calculated based on a redemption price of €9.11 or $10.49 as of March 31,

2026, to SPAC Class A ordinary shares at par value and accumulated deficit of NewHold in connection with the Non-Redemption Agreements. The reclassification of shares has been recorded as a reduction to the Trust Account and an increase in cash. Pursuant to the Non-Redemption Agreements, the NRA Investors waived the redemption rights associated with 923,780 SPAC Class A Ordinary Shares upon the completion of the Business Combination. Given NewHold’s additional paid-in capital was zero on the historical balance sheet as of March 31, 2026, the reclassification adjustment in equity related to the Non-Redemption Agreements was reflected in accumulated deficit. These 923,780 SPAC Class A Ordinary Shares are converted into 923,780 newcleo Ordinary Shares upon the consummation of the First Merger.
i)	To reflect 92,378 SPAC Class B Ordinary Shares forfeited by the Sponsor and assigned to the NRA Investors pursuant to the Non-Redemption Agreements.
j)
Under the No Redemption Scenario and Intermediate (50%) Redemption Scenario, to reflect the release of €174.8 million and €87.4 million, respectively, from the cash held in Trust Account to cash upon the completion of the Business Combination, assuming no SPAC Public Shareholders exercise their rights to have their ordinary shares redeemed for their pro rata share of the Trust Account.

k)
To reflect the write-off of prepayments recognized in prepaid expenses of €0.2 million in connection with i) the directors and officers insurance (“D&O insurance”) incurred for the benefit of NewHold’s directors and officers, and ii) transfer agent fees and filing fees. Most of NewHold’s directors and officers will not continue as directors and officers in the post combination entity. These balances do not represent any future benefit for the post combination entity.

l)
To reflect, under the No Redemption Scenario, the cash settlement of €6.1 million of deferred underwriting fees pursuant to terms of the underwriting agreement executed in connection with the SPAC IPO that is payable upon the consummation of the Business Combination Scenario by decreasing deferred underwriting fee payable of €6.1 million in the unaudited pro forma condensed combined balance sheet. See note 1 – Deferred Underwriting Fees.

To reflect, under the Intermediate (50%) Redemption Scenario, the cash settlement of €5.2 million of deferred underwriting fees pursuant to terms of the underwriting agreement executed in connection with the SPAC IPO that is payable upon the consummation of the Business Combination by decreasing deferred underwriting fee payable of €6.1 million, with a corresponding increase of $0.9 million recorded in share premium in the unaudited pro forma condensed combined balance sheet. See note 1 – Deferred Underwriting Fees.
To reflect, under the Maximum Redemption Scenario, the cash settlement of €4.4 million of deferred underwriting fees pursuant to terms of the underwriting agreement executed in connection with the SPAC IPO that is payable upon the consummation of the Business Combination by decreasing deferred underwriting fee payable of €6.1 million, with a corresponding increase of $1.7 million recorded in share premium in the unaudited pro forma condensed combined balance sheet. See note 1 – Deferred Underwriting Fees.
m)	To record the cash settlement of deferred compensation to NewHold’s executive officers of €0.5 million which will be paid upon the consummation of the Business Combination.
n)
Under the No Redemption Scenario, to reflect the recognition of additional estimated unpaid transaction expenses and settlement of transaction expenses, such as advisory, legal, accounting, auditing, and other professional fees, of €5.3 million to be incurred by NewHold by decreasing cash of €5.8 million and trade and other payables of €0.5 million, with a corresponding increase in accumulated deficit of €5.3 million.

Under the Intermediate (50%) Redemption Scenario, to reflect the recognition of additional estimated unpaid transaction expenses and settlement of transaction expenses, such as advisory, legal, accounting, auditing, and other professional fees, of €5.3 million to be incurred by NewHold by decreasing cash of €5.8 million and trade and other payables of €0.5 million, with a corresponding increase in accumulated deficit of €5.3 million.
Under the Maximum Redemption Scenario, to reflect the recognition of additional estimated unpaid transaction expenses and settlement of transaction expenses, such as advisory, legal, accounting, auditing, and other professional fees, of €4.6 million to be incurred by NewHold by decreasing cash of €5.1 million and trade and other payables of €0.5 million, with a corresponding increase in accumulated deficit of €4.6 million.

o)
To reflect the issuance of 3,206,027 newcleo Ordinary Shares related to the Sponsor Promote issuable to the Sponsor, NewHold’s directors (the “Directors”) and the Underwriter in exchange for Founder Shares and SPAC Private Placement Shares. This Sponsor Promote adjustment increases newcleo share capital at par value, assuming a par value of $0.02 (€0.02 at March 31, 2026) per share, and derecognizes SPAC Class A Ordinary Shares and SPAC Class B Ordinary Shares, with a corresponding offset in share premium.

The newcleo Ordinary Shares, Sponsor Promote Earnout and SPAC Warrants estimated to be issued to the Sponsor, the Directors and the Underwriter at Closing are determined as follows assuming:
(i)
an aggregate capital raise of €374.3 million consisting of the PIPE Financing of €191.0 million (see note 8(q)) and cash released from the Trust Account of €183.3 million (see notes 8(h) and 8(j)), which is equal to or exceeds $400.0 million, is achieved under the No Redemption Scenario;

(ii)
an aggregate capital raise of €286.8 million consisting of the PIPE Financing of €191.0 million (see note 8(q)) and cash released from the Trust Account of €95.8 million (see notes 8(h) and 8(j)), which is less than $400.0 million, is achieved under the Intermediate (50%) Redemption Scenario; and

(iii)
an aggregate capital raise of €199.4 million consisting of the PIPE Financing of €191.0 million (see note 8(q)) and cash released from the Trust Account of €8.4 million (see notes 8(h)), which is less than $400.0 million, is achieved under the Maximum Redemption Scenario.

	newcleo Capital issuable to the Sponsor, the Directors and the Underwriter
	No Redemption Scenario			Intermediate (50%) Redemption Scenario			Maximum Redemption Scenario
	Shares	Sponsor Promote Earnout	Warrants	Shares	Sponsor Promote Earnout	Warrants	Shares	Sponsor Promote Earnout	Warrants
Sponsor’s SPAC Private Placement Shares	552,600	—	—	552,600	—	—	552,600	—	—
Sponsor’s Founder Shares	6,429,663	—	—	6,429,663	—	—	6,429,663	—	—
Sponsor’s SPAC Private Placement Warrants	—	—	276,300	—	—	276,300	—	—	276,300
Subtotal	6,982,263	—	276,300	6,982,263	—	276,300	6,982,263	—	276,300
SPAC Private Placement Share forfeiture, see Note 8(g)	(110,520)	—	—	(110,520)	—	—	(110,520)	—	—
Founder Share forfeiture, see Note 8(g)	(1,285,933)	—	—	(1,285,933)	—	—	(1,285,933)	—	—
SPAC Private Placement Warrant forfeiture, see Note 8(g)	—	—	(55,260)	—	—	(55,260)	—	—	(55,260)
Sponsor Forfeited Equity, see Note 8(g)	(1,396,453)	—	(55,260)	(1,396,453)	—	(55,260)	(1,396,453)	—	(55,260)
Remaining Sponsor Promote(1)	5,585,810	—	221,040	5,585,810	—	221,040	5,585,810	—	221,040
Remaining Sponsor Promote Shares (50%) and Earnout (50%) Allocation:
Vested Tranche see Note 8(p)(2)	2,792,905	—	—	2,792,905	—	—	2,792,905	—	—
$15 Tranche of Sponsor Promote Earnout, see Note 8(p)(3)	—	1,396,453	—	—	1,396,453	—	—	1,396,453	—

	newcleo Capital issuable to the Sponsor, the Directors and the Underwriter
	No Redemption Scenario			Intermediate (50%) Redemption Scenario			Maximum Redemption Scenario
	Shares	Sponsor Promote Earnout	Warrants	Shares	Sponsor Promote Earnout	Warrants	Shares	Sponsor Promote Earnout	Warrants
$18 Tranche of Sponsor Promote Earnout, see Note 8(p)(4)	—	1,396,452	—	—	1,396,452	—	—	1,396,452	—
Remaining SPAC Private Placement Warrants	—	—	221,040	—	—	221,040	—	—	221,040
Subtotal	2,792,905	2,792,905	221,040	2,792,905	2,792,905	221,040	2,792,905	2,792,905	221,040
$15 Tranche of Sponsor Promote Earnout forfeiture, see Note 8(p)	—	—	—	—	—	—	—	(988,161)	—
$18 Tranche of Sponsor Promote Earnout forfeiture, see Note 8(p)	—	—	—	—	(975,389)	—	—	(1,396,452)	—
Additional SPAC Private Placement Warrant forfeiture, see Note 8(g)	—	—	—	—	—	(38,598)	—	—	(94,363)
Additional forfeitures, see Notes 8(g) and 8(p)	—	—	—	—	(975,389)	(38,598)	—	(2,384,613)	(94,363)
Remaining Sponsor Promote, see Notes 8(g), 8(o) and 8(p)	2,792,905	2,792,905	221,040	2,792,905	1,817,516	182,442	2,792,905	408,292	126,677
Founder Shares forfeited in connection with Non-Redemption Agreements, see Note 8(i)	(92,378)	—	—	(92,378)	—	—	(92,378)	—	—
Underwriter’s SPAC Private Placement Shares, see Note 8(o)	227,500	—	—	227,500	—	—	227,500	—	—
Underwriter’s SPAC Private Placement Warrants, see Note 8(o)	—	—	113,750	—	—	113,750	—	—	113,750
Directors’ SPAC Class B Ordinary Shares	278,000	—	—	278,000	—	—	278,000	—	—
Total	3,206,027	2,792,905	334,790	3,206,027	1,817,516	296,192	3,206,027	408,292	240,427

(1)
Pursuant to the Sponsor Support Agreement, the remaining Sponsor Promote will be subject to vesting and forfeiture provisions if the sum of the total capital raised from the PIPE Financing and retained from the Trust Account at Closing equals or exceeds

$400.0 million. To the extent the total amount raised from the PIPE Financing and capital retained from the Trust Account at Closing is less than $400.0 million, additional shares and warrants from the Sponsor Promote will be forfeited at Closing in proportion to such shortfall pursuant to the terms of the Sponsor Support Agreement.
(2)	50% of the remaining Sponsor Promote retained at Closing will become the Vested Tranche.
(3)	25% of the remaining Sponsor Promote retained at Closing will become the $15 Tranche.
(4)	25% of the remaining Sponsor Promote retained at Closing will become the $18 Tranche.
Business Combination accounting adjustments:
p)
Under the No Redemption Scenario, to reflect the preliminary estimated listing services expense of €84.9 million recognized in accordance with IFRS 2 for the excess of the deemed cost of newcleo Ordinary Shares issued by newcleo and the fair value of NewHold’s identifiable net assets at the date of the Business Combination as an increase to the accumulated deficit, with a corresponding increase recorded in share premium. The fair value of newcleo Ordinary Shares was estimated based on the closing trade price of SPAC Ordinary Shares of €9.34 or $10.76 as of July 14, 2026. The value is preliminary and will change based on fluctuations in the price of SPAC Ordinary Shares through the consummation of the Business Combination. In the No Redemption Scenario, one percent change in the closing trade price per share would result in a change of €2.2 million to the estimated expense.

Under the Intermediate (50%) Redemption Scenario, to reflect the preliminary estimated listing services expense of €75.0 million recognized in accordance with IFRS 2 for the excess of the deemed cost of newcleo Ordinary Shares issued by newcleo and the fair value of NewHold’s identifiable net assets at the date of the Business Combination as an increase to the accumulated deficit, with a corresponding increase recorded in share premium. The fair value of newcleo Ordinary Shares was estimated based on the closing trade price of SPAC Ordinary Shares of €9.34 or $10.76 as of July 14, 2026. The value is preliminary and will change based on fluctuations in the price of SPAC Ordinary Shares through the consummation of the Business Combination. In the Intermediate (50%) Redemption Scenario, one percent change in the closing trade price per share would result in a change of €1.3 million to the estimated expense.
Under the Maximum Redemption Scenario, to reflect the preliminary estimated listing services expense of €61.3 million recognized in accordance with IFRS 2 for the excess of the deemed cost of newcleo Ordinary Shares issued by newcleo and the fair value of NewHold’s identifiable net assets at the date of the Business Combination as an increase to the accumulated deficit, with a corresponding increase recorded in share premium. The fair value of newcleo Ordinary Shares was estimated based on the closing trade price of SPAC Ordinary Shares of €9.34 or $10.76 as of July 14, 2026. The value is preliminary and will change based on fluctuations in the price of SPAC Ordinary Shares through the consummation of the Business Combination. In the Maximum Redemption Scenario, one percent change in the closing trade price per share would result in a change of €0.4 million to the estimated expense.

	No Redemption Scenario		Intermediate (50%) Redemption Scenario		Maximum Redemption Scenario
	Shares	Amount	Shares	Amount	Shares	Amount
	(in thousands of €, except share amounts)
NewHold shareholders
SPAC Public Shareholders, see Note 8(h) and 8(i)	20,217,378	€188,869	10,616,768	€99,181	1,016,158	€9,493
Sponsor, Underwriter and Directors, see Note 8(i)	7,395,385	69,087	7,395,385	69,087	7,395,385	69,087
Less: Sponsor Forfeited Equity, see Note 8(g)	(1,396,453)	(13,046)	(2,371,842)	(22,158)	(3,781,066)	(35,322)
Less: Sponsor Promote Earnout, see Note 8(p)	(2,792,905)	(26,091)	(1,817,516)	(16,979)	(408,292)	(3,815)
Total newcleo Ordinary Shares to be issued to NewHold shareholders	23,423,405	€218,819	13,822,795	€129,131	4,222,185	€39,443
Fair value of Sponsor Promote Earnout (a)		19,229		12,556		2,829
Total fair value of share consideration		€238,048		€141,687		€42,272
Net assets of NewHold as of March 31, 2026		€176,214		€176,214		€176,214

	No Redemption Scenario		Intermediate (50%) Redemption Scenario		Maximum Redemption Scenario
	Shares	Amount	Shares	Amount	Shares	Amount
	(in thousands of €, except share amounts)
Add: Effect of Sponsor Forfeited Equity, see Note 8(g)		94		159		254
Add: Effect of underwriting fee reductions related to redemptions, see Note 8(l)		—		874		1,747
Less: Transaction expenses to be paid from the Trust Account, see Note 8(n)		(5,339)		(5,339)		(4,579)
Less: Effect of recognition of warrant liability, see Note 4(b)		(17,696)		(17,696)		(17,696)
Less: Effect of redemptions of SPAC Class A Ordinary Shares, see Note 8(s) and 8(t)		—		(87,419)		(174,838)
Less: Derecognition of the prepaid expenses, see Note 8(k)		(155)		(155)		(155)
Adjusted net assets of NewHold as of March 31, 2026		€153,118		€66,638		€(19,053)
IFRS 2 charge for listing services		€84,930		€75,049		€61,325

(a)
The estimated fair value of the Sponsor Promote Earnout is calculated using a Monte Carlo simulation. The significant assumptions utilized in estimating the fair value of Sponsor Promote Earnout include the following: (1) newcleo Ordinary Share price of $10.00 or €8.68 per share; (2) risk-free rate of 3.85%; (3) assumed transaction date of March 31, 2026, with a maximum lock-up period covering 180 days; (4) the expected equity volatility of 109%. The Sponsor Promote Earnout estimates and inputs are subject to change as additional information becomes available and additional analyses are performed and such changes could be material once the final valuation is determined at the effective time. See note 1 – Sponsor Promote.

Under the No Redemption Scenario, the estimated pro forma fair value of the Sponsor Promote Earnout of €19.2 million assumes an aggregate capital raise of €374.3 million consisting of the PIPE Financing of €191.0 million (see note 8(q)) and cash released from the Trust Account of €183.3 million (see notes 8(h) and 8(j)). A 10% increase or decrease in volatility would change the estimated fair value to €19.6 million and €18.9 million, respectively.
Under the Intermediate (50%) Redemption Scenario, the estimated pro forma fair value of the Sponsor Promote Earnout of €12.6 million assumes an aggregate capital raise of €286.8 million consisting of the PIPE Financing of €191.0 million (see note 8(q)) and cash released from the Trust Account of €95.8 million (see notes 8(h) and 8(j)). A 10% increase or decrease in volatility would change the estimated fair value to €12.8 million and €12.4 million, respectively.
Under the Maximum Redemption Scenario, the estimated pro forma fair value of the Sponsor Promote Earnout of €2.8 million assumes an aggregate capital raise of €199.4 million consisting of the PIPE Financing of €191.0 million (see note 8(q)) and cash released from the Trust Account of €8.4 million (see notes 8(h)). A 10% increase in volatility would have an estimated fair value of €2.9 million. A 10% decrease in volatility would change the estimated fair value to €2.8 million.
q)
To reflect the aggregate issuance and sale of 22,000,000 newcleo Ordinary Shares to PIPE Investors pursuant to the PIPE Subscription Agreements, for aggregate net proceeds of €181.6 million. The proceeds of the PIPE Financing are recorded net of preliminary estimated transaction costs of approximately €9.4 million. The issuance of newcleo Ordinary Shares in connection with the PIPE Financing is recorded at the assumed par value of $0.02 (€0.02 at March 31, 2026) per share, with the remaining net proceeds of €181.3 million recorded in share premium.

r)
Under the No Redemption Scenario, to reflect i) the derecognition of €174.8 million financial liability related to the GAAP to IFRS conversion reclassification as described in note 4(a) and the removal of redemption rights for the NRA Investors as described in note 8(h) in connection with 19,201,220 SPAC Class A Ordinary Shares subject to possible redemption, ii) the issuance of 20,125,000 newcleo Ordinary Shares in exchange for 19,201,220 SPAC Class A Ordinary Shares subject to possible redemption held by the SPAC Public Shareholders and 923,780 SPAC Class A Ordinary Shares held by the NRA Investors at Closing, iii) the issuance of 92,378 newcleo Ordinary Shares to the NRA Investors pursuant to the assignment from the Sponsor as described in the Non-Redemption Agreements, and iv) the elimination of NewHold’s accumulated deficit as the accounting acquiree in connection with the capital reorganization of NewHold. As a result of the recapitalization, the financial liability of €174.8 million and NewHold’s accumulated deficit of €21.7 million are derecognized. The newcleo Ordinary Shares issued are recorded to newcleo share capital at the assumed par value of $0.02 (€0.02 at March 31, 2026) per share, and share premium of €152.8 million.

The accumulated impact to NewHold’s accumulated deficit for the above adjustments is reflected in the table below:

Adjustment impacts to NewHold’s Accumulated Deficit	Notes	NewHold’s Accumulated Deficit
		(in thousands of €)
Elimination of NewHold’s historical equity carrying value		€(7,037)
Reclassification of SPAC Warrants from equity classification from U.S. GAAP to IFRS	4(b)	(17,696)
Recognition of the Sponsor Forfeited Equity	8(g)	94
Removal of redemption rights for an investor pursuant to Non-Redemption Agreements	8(h)	8,412
Derecognition of prepaid expenses	8(k)	(155)
Cash settlement of estimated unpaid transaction expenses incurred by NewHold	8(n)	(5,339)
Total		€ (21,721)

s)
To reflect under the Intermediate (50%) Redemption Scenario, i) the assumption that the SPAC Public Shareholders of 9,600,610 SPAC Ordinary Shares subject to possible redemption exercise their redemption rights immediately prior to the consummation of the Business Combination at a redemption price of approximately €9.11 or $10.49 per share as of March 31, 2026, resulting in aggregate redemptions of approximately €87.4 million in cash, as if such redemptions had occurred on March 31, 2026; ii) the derecognition of €174.8 million financial liability related to the GAAP to IFRS conversion reclassification as described in note 4(a) and the removal of redemption rights for the NRA Investors as described in note 8(h) in connection with 19,201,220 SPAC Class A Ordinary Shares subject to possible redemption; iii) the issuance of 10,524,390 newcleo Ordinary Shares in exchange for 9,600,610 SPAC Class A Ordinary Shares subject to possible redemption held by the SPAC Public Shareholders and 923,780 SPAC Class A Ordinary Shares held by the NRA Investors at Closing; iv) the issuance of 92,378 newcleo Ordinary Shares to the NRA Investors pursuant to the assignment from the Sponsor as described in the Non-Redemption Agreements; and v) the elimination of NewHold’s accumulated deficit as the accounting acquiree in connection with the capital reorganization of NewHold. As a result of the recapitalization, the financial liability of €174.8 million and NewHold’s accumulated deficit of €21.7 million are derecognized. The newcleo Ordinary Shares issued are recorded to newcleo share capital at assumed par value of $0.02 (€0.02 at March 31, 2026) per share and share premium of €65.5 million.

The accumulated impact to NewHold’s accumulated deficit for the above adjustments is reflected in the table below:

Adjustment impacts to NewHold’s Accumulated Deficit	Notes	NewHold’s Accumulated Deficit
		(in thousands of €)
Elimination of NewHold’s historical equity carrying value		€(7,037)
Reclassification of SPAC Warrants from equity classification from U.S. GAAP to IFRS	4(b)	(17,696)
Recognition of the Sponsor Forfeited Equity	8(g)	159
Removal of redemption rights for an investor pursuant to Non-Redemption Agreements	8(h)	8,412
Derecognition of prepaid expenses	8(k)	(155)
Cash settlement of estimated unpaid transaction expenses incurred by NewHold	8(n)	(5,339)
Total		€(21,656)

t)
To reflect under the Maximum Redemption Scenario, i) the assumption that the SPAC Public Shareholders of 19,201,220 SPAC Ordinary Shares subject to possible redemption exercise their redemption rights immediately prior to the consummation of the Business Combination at a redemption price of approximately €9.11 or $10.49 per share as of March 31, 2026, resulting in aggregate redemptions of approximately

€174.8 million in cash, as if such redemptions had occurred on March 31, 2026; ii) the derecognition of €174.8 million financial liability related to the GAAP to IFRS conversion reclassification as described in note 4(a) and the removal of redemption rights for the NRA Investors as described in note 8(h) in connection with 19,201,220 SPAC Class A Ordinary Shares subject to possible redemption; iii) the issuance of 923,780 newcleo Ordinary Shares in exchange for 923,780 SPAC Class A Ordinary Shares held by the NRA Investors at Closing; iv) the issuance of 92,378 newcleo Ordinary Shares to the NRA Investors pursuant to the assignment from the Sponsor as described in the Non-Redemption Agreements; and v) the elimination of NewHold’s accumulated deficit as the accounting acquiree in connection with the capital reorganization of NewHold. As a result of the recapitalization, the financial liability of €174.8 million and NewHold’s accumulated deficit of €20.8 million are derecognized. The newcleo Ordinary Shares issued are recorded to newcleo share capital at assumed par value of $0.02 (€0.02 at March 31, 2026) per share and share premium of €20.8 million.
The accumulated impact to NewHold’s accumulated deficit for the above adjustments is reflected in the table below:

Adjustment impacts to NewHold’s Accumulated Deficit	Notes	NewHold’s Accumulated Deficit
		(in thousands of €)
Elimination of NewHold’s historical equity carrying value		€(7,037)
Reclassification of SPAC Warrants from equity classification from U.S. GAAP to IFRS	4(b)	(17,696)
Recognition of the Sponsor Forfeited Equity	8(g)	254
Removal of redemption rights for an investor pursuant to Non-Redemption Agreements	8(h)	8,412
Derecognition of prepaid expenses	8(k)	(155)
Cash settlement of estimated unpaid transaction expenses incurred by NewHold	8(n)	(4,579)
Total		€(20,801)

9.	Adjustments to Unaudited Pro Forma Condensed Combined Statement of Operations
The pro forma notes and adjustments, based on preliminary estimates that could change materially as additional information is obtained, are as follows:
Statement of Operations Pro forma Transaction Accounting Adjustments:
a)	To reflect the recognition of expenses to certain suppliers for services incurred subsequent to December 31, 2025, assuming the adjustment described in note 8(b) was made on January 1, 2025.
b)
To reflect the preliminary estimated transaction costs that are expected to be incurred by newcleo in connection with the Business Combination, such as advisory, legal, accounting and auditing fees and other professional fees, that are allocated to the newly listed but previously existing shares under the No Redemption, Intermediate (50%) Redemption and Maximum Redemption Scenarios, assuming that the adjustment described in note 8(c) was made on January 1, 2025.

c)
To reflect the recognition of expense related to cash bonuses of €2.9 million paid to certain executives and employees of NewCleo Ltd., of which €1.0 million is recorded in research and development expenses and €1.9 million is recorded in selling, general and administrative expenses, assuming that the adjustment described in note 8(e) was made on January 1,2025.

d)	To reflect the derecognition of investment income related to the investments held in the Trust Account as if the Business Combination had occurred on January 1, 2025.
e)
To reflect the write-off of prepayments recognized in prepaid expenses of €0.2 million in connection with i) the D&O insurance incurred for the benefit of NewHold’s directors and officers, and ii) transfer agent fees and filing fees. Most of NewHold’s directors and officers will not continue as directors and officers in the post combination entity. These balances do not represent any future benefit for the post combination entity and are recorded as an adjustment to selling, general and administrative expenses, as if the adjustment described in note 8(k) was made on January 1, 2025.
f)
To reflect an adjustment to eliminate administrative fee expenses and the amounts due to the Sponsor of $40,000 per month for office space and administrative and support services provided by the Sponsor. The adjustment reflects the elimination of 10 months of such expenses in the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2025, and three months of such expenses in the unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2026, as if the Business Combination had occurred on January 1, 2025.

g)
To derecognize the deferred compensation expense to NewHold’s executive officers that will be paid upon the closing of the Business Combination, as if the adjustment described in note 8(m) was made on January 1, 2025.

h)
To reflect the preliminary estimated stock exchange listing expense recognized, in accordance with IFRS 2, for the excess of the fair value of newcleo Ordinary Shares issued and the fair value of NewHold’s identifiable net assets acquired from the Transactions under the No Redemption, Intermediate (50%) Redemption and Maximum Redemption Scenarios, assuming that the adjustment described in note 8(p) was made on January 1, 2025.

i)
The pro forma basic and diluted net loss per share amounts presented in the unaudited pro forma condensed combined statement of operations are based upon the number of newcleo Ordinary Shares outstanding at Closing, as if the Transactions had occurred on January 1, 2025. For periods in which NewHold, NewCleo Ltd., or the combined company reported a net loss, diluted loss per share is the same as basic loss per share, since dilutive potential shares are not assumed to have been issued as their effect would be anti-dilutive. The calculation of weighted-average shares outstanding for pro forma basic and diluted net loss per share assumes that the shares issuable in connection with the Transactions have been outstanding for the entirety of the period presented.

Pro forma basic and diluted net loss per share is calculated as follows for the three months ended March 31, 2026 and for the year ended December 31, 2025:

	Three Months Ended March 31, 2026
	No Redemption Scenario	Intermediate (50%) Redemption Scenario	Maximum Redemption Scenario
	(in thousands of €, except share and per share amounts)
Pro forma net loss - basic and diluted	€(36,962)	€(36,962)	€(36,962)
Denominator:
Historical weight average number of newcleo Ordinary Shares outstanding	490,585,609	490,585,609	490,585,609
newcleo Ordinary Shares issued upon Newcleo Ltd option exercises subsequent to March 31, 2026	1,028,886	1,028,886	1,028,886
newcleo Ordinary Shares issued related to the Pre-PIPE Subscription subsequent to March 31, 2026	7,306,808	7,306,808	7,306,808
newcleo Ordinary Shares issued related to the 2026 Capital Raise subsequent to March 31, 2026	3,874,634	3,874,634	3,874,634
newcleo Ordinary Shares issued to suppliers subsequent to March 31, 2026	132,292	132,292	132,292
Total newcleo Ordinary Shares outstanding prior to the Closing of the Business Combination	502,928,229	502,928,229	502,928,229
Estimated Recapitalization Factor	0.4807	0.4807	0.4807
Estimated newcleo Ordinary Shares expected to be issued to newcleo Shareholders, assuming consummation of the Business Combination as of January 1, 2025	241,782,220	241,782,220	241,782,220
newcleo Ordinary Shares issued to Sponsor	3,206,027	3,206,027	3,206,027
newcleo Ordinary Shares issued to the SPAC Public Shareholders with shares subject to possible redemption	19,201,220	9,600,610	—
newcleo Ordinary Shares issued to the SPAC Public Shareholders with shares subject to Non-Redemption Agreements	1,016,158	1,016,158	1,016,158
PIPE Investors	22,000,000	22,000,000	22,000,000
Weighted average newcleo Ordinary Shares outstanding used in basic and diluted net loss per share	287,205,625	277,605,015	268,004,405
Pro forma net loss per share of newcleo - basic and diluted	€(0.13)	€(0.13)	€(0.14)

	Year Ended December 31, 2025
	No Redemption Scenario	Intermediate (50%) Redemption Scenario	Maximum Redemption Scenario
	(in thousands of €, except share and per share amounts)
Numerator:
Pro forma net loss - basic and diluted	€(249,509)	€(240,509)	€(227,477)
Denominator:
Historical weight average number of newcleo Ordinary Shares outstanding	462,252,560	462,252,560	462,252,560
newcleo Ordinary Shares issued upon Newcleo Ltd option exercises subsequent to March 31, 2026	1,028,886	1,028,886	1,028,886
newcleo Ordinary Shares issued related to the Pre-PIPE Subscription subsequent to March 31, 2026	7,306,808	7,306,808	7,306,808
newcleo Ordinary Shares issued related to the 2026 Capital Raise subsequent to March 31, 2026	3,874,634	3,874,634	3,874,634
newcleo Ordinary Shares issued to suppliers subsequent to March 31, 2026	132,292	132,292	132,292
Total newcleo Ordinary Shares outstanding prior to the Closing of the Business Combination	474,595,180	474,595,180	474,595,180
Estimated Recapitalization Factor	0.4807	0.4807	0.4807
Estimated newcleo Ordinary Shares expected to be issued to newcleo Shareholders, assuming consummation of the Business Combination as of January 1, 2025	228,161,136	228,161,136	228,161,136
newcleo Ordinary Shares issued to Sponsor	3,206,027	3,206,027	3,206,027
newcleo Ordinary Shares issued to the SPAC Public Shareholders with shares subject to possible redemption	19,201,220	9,600,610	—
newcleo Ordinary Shares issued to the SPAC Public Shareholders with shares subject to Non-Redemption Agreements	1,016,158	1,016,158	1,016,158
PIPE Investors	22,000,000	22,000,000	22,000,000
Weighted average newcleo Ordinary Shares outstanding used in basic and diluted net loss per share	273,584,541	263,983,931	254,383,321
Pro forma net loss per share of newcleo - basic and diluted	€(0.91)	€(0.91)	€(0.89)

Shares outstanding exclude (i) 24,651,040 unvested shares from the newcleo Earnout, the Earnout Bonus Awards and 2,792,905 unvested shares from the Sponsor Promote Earnout under No Redemption Scenario, (ii) 24,651,040 unvested shares from the newcleo Earnout, the Earnout Bonus Awards and 1,817,516 unvested shares from the Sponsor Promote Earnout under Intermediate (50%) Redemption Scenario, and (iii) 24,651,040 unvested shares from newcleo Earnout, the Earnout Bonus Awards and 408,292 unvested shares from the Sponsor Promote Earnout under Maximum Redemption Scenario because the necessary conditions for vesting of the newcleo Earnout the Sponsor Promote Earnout have not yet been met as of March 31, 2026. Accordingly, these shares are excluded from the tables above and from the computation of the basic and diluted net loss per share attributable to ordinary shareholders for the three months ended March 31, 2026 and for the year ended December 31, 2025.
The number of outstanding Continuing Options of 13,282,147, Continuing RSUs of 297,207, Continuing Warrants of 8,855,901 and newcleo Public Warrants of 10,397,290 to be issued upon the consummation of the Business Combination have been excluded from the computation of diluted net loss per share attributable to ordinary shareholders for the three months ended March 31, 2026 and for the year ended December 31, 2025 because including them would have been antidilutive.

OTHER INFORMATION RELATED TO SPAC
For purposes of this section, “we” “us” “our” and “SPAC” shall refer to NewHold Investment Corp III.
Overview
SPAC is a blank check company incorporated as a Cayman Islands exempted company and formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.
Initial Public Offering and Private Placement
On March 3, 2025, SPAC consummated its IPO, which consisted of 20,125,000 SPAC Units, including the exercise in full by the underwriter of an option to purchase up to 2,625,000 SPAC Units at the offering price to cover over-allotments. Each SPAC Unit consists of one SPAC Class A Ordinary Share and one-half of one redeemable SPAC Public Warrant. The SPAC Units were sold at a price of $10.00 per SPAC Unit, generating gross proceeds of $201,205,000.
Simultaneously with the closing of the SPAC IPO, SPAC completed the private placement of an aggregate of 780,100 SPAC Private Placement Units to the Sponsor and BTIG, the representative of the underwriters, at $10.00 per SPAC Private Placement Unit, each SPAC Private Placement Unit consisting of one SPAC Class A Ordinary Share and one-half of one SPAC Public Warrant. Of those 780,100 SPAC Private Placement Units, the Sponsor purchased 552,600 SPAC Private Placement Units and BTIG purchased 227,500 SPAC Private Placement Units. The SPAC Private Placement Warrants contained in the SPAC Private Placement Units are identical to the SPAC Public Warrants included in the SPAC Units sold in the SPAC IPO, except as otherwise disclosed in the registration statement filed with the SEC relating to the SPAC IPO. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the SPAC Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.
Following the closing of the SPAC IPO, a total of $202,256,000 ($10.05 per SPAC Public Unit) of net proceeds of the SPAC IPO and certain of the proceeds of the SPAC Private Placement Units was placed in the Trust Account. which will be invested only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations; and/or held in cash or cash items (including in demand deposit accounts). To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, which risk increases the longer that we hold investments in the Trust Account, we may, at any time (based on our management team’s ongoing assessment of all factors related to our potential status under the Investment Company Act), instruct the trustee to liquidate the investments held in the Trust Account and instead to hold the funds in the Trust Account in cash or in an interest bearing demand deposit account. As of March 31, 2026, funds in the Trust Account totaled approximately $211,067,000.
On April 17, 2025, holders of the SPAC Units elected to separately trade the SPAC Class A Ordinary Shares and the SPAC Public Warrants included in the SPAC Units. The SPAC Class A Ordinary Shares and the SPAC Public Warrants trade on Nasdaq under the symbols “NHIC” and “NHICW,” respectively. The SPAC Units not separated will continue to trade on Nasdaq under the symbol “NHICU.” Holders of the SPAC Units will need to have their brokers contact Continental Stock Transfer and Trust Company, the SPAC’s transfer agent, in order to separate the SPAC Units into SPAC Class A Ordinary Shares and SPAC Public Warrants.
Our Sponsor and Its Affiliates
The Sponsor, NewHold Industrial Technology III LLC, is a Delaware limited liability company, which was formed in July 2024 to invest in our company. Kevin Charlton, Polly Schneck, and Samy Hammad are affiliated with NewHold Enterprises, a private investment firm which has completed four platform acquisitions and seven add-ons since its inception.
The Sponsor was responsible for organizing, directing and managing the business and affairs of NewHold from its inception until consummation of the SPAC IPO. The Sponsor’s activities included identifying and negotiating terms with the representative of the underwriters in the SPAC IPO, other third-party service providers such as NewHold’s auditors and legal counsel, and NewHold’s original directors and officers. Since the SPAC IPO, the Sponsor has assisted NewHold’s management in identifying and negotiating terms with prospective target companies, including newcleo. The Sponsor has had no operations outside of the responsibilities described above that it has fulfilled to NewHold.

Other than as described above, the Sponsor, its affiliates, and promoters do not have any material roles or responsibilities in directing and managing NewHold’s activities.
Samy Hammad, Polly Schneck and Kevin Charlton are the managing members of the Sponsor and hold voting and investment discretion with respect to the securities held by the Sponsor. As of the date of this proxy statement/prospectus, other than Mssrs. Hammad and Charlton and Ms. Schneck, no other person has a direct or indirect material interest in the Sponsor. NewHold’s Chief Executive Officer, Mr. Charlton, has an indirect interest in 1,280,598 Founder Shares through membership interests in the Sponsor, NewHold’s Chief Financial Officer, Ms. Schneck, has an indirect interest in 191,766 Founder Shares through membership interests in the Sponsor, NewHold’s President and Chief Operating Officer, Mr. Hammad, has an indirect interest in 570,299 Founder Shares through membership interests in the Sponsor and NewHold’s Director and Senior Advisor, Mr. Baynes-Reid, has an indirect interest in 100,500 Founder Shares through membership interests in the Sponsor. In addition, NewHold’s independent directors received for their services as a director an indirect interest in the Founder Shares through membership interests in the Sponsor. Mr. Sullivan received an indirect interest in 47,274 Founder Shares through membership interests in the Sponsor, Mr. Horlock received an indirect interest in 25,000 Founder Shares through membership interests in the Sponsor, Ms. Taherian received an indirect interest in 12,500 Founder Shares through membership interests in the Sponsor, Mr. Mathis received an indirect interest in 2,500 Founder Shares through membership interests in the Sponsor, Mr. Yerbic received an indirect interest in 75,000 Founder Shares through membership interests in the Sponsor, and Mr. Scharfman received an indirect interest in 5,000 Founder Shares through membership interests in the Sponsor. Other than members of our management team who are members of the Sponsor, none of the other members of the Sponsor participate in our company’s activities.
With respect to the above, past performance of NewHold Enterprises, our management team or advisor or any of their respective affiliates is not a guarantee of (i) success with respect to a business combination that may be consummated, (ii) the ability to successfully identify and execute a transaction or (iii) the ability to assess the risk of potential transactions. You should not rely on the historical performance record of our management team, NewHold Enterprises or their affiliates as indicative of our future performance.
Business Opportunity Overview
We will concentrate on sourcing business combination opportunities with industrial technology businesses, with particular emphasis on those that align with several key themes commonly referred to as “Industry 4.0,” including but not limited to:
•	Transportation and logistics,
•	Distribution and supply chain,
•	Value added manufacturing and robotics,
•	Grid resiliency,
•	Environmental services,
•	Business services, and
•	Advanced sensor technologies and associated applications.
Our management team will target companies with strong competitive positions in established business-to-business sectors, with a focus on those that have a demonstrable opportunity for share gain and above market growth. We will focus on those with stable revenue, consistent financial performance, and well-understood operations, with a particular interest in those with proprietary products, market position, strategy, or intellectual property that suggest the opportunity for long-term growth higher than their sector.
We are not, however, required to complete our initial business combination with an industrial technology business and, as a result, we may pursue a business combination outside of that industry. We will seek to acquire businesses that we believe are fundamentally sound but would benefit from a public listing to execute their financial, operational and strategic plans.
We believe that the opportunity within high growth industrial businesses is driven by several key factors, including:
•	New Product Introductions. Ability to gain market share through introduction of profitable new products.

•	Potential Acquisitions. Ability to improve operating efficiency and increase scale through acquisition.
•	Flexible Mass Production. Commercial customers demand increasing variety and customization, resulting in businesses requiring more flexible manufacturing and logistics solutions.
•	Supply Chain Optimization. Effective use of technology is allowing companies to manage complex supply chains more efficiently and effectively, without increases in inventory.
•	Efficiency and Productivity Gains. Organizations continually face pressures from their stakeholders to reduce costs and environmental impact further, while increasing output and financial returns.
•	Design and Manufacturing Optimization. Designers and engineers desire the ability to economically manufacture a product that very closely matches its optimal design.
•	Energy Efficiency. All energy users are demanding the latest in efficiency technology, both to reduce cost and to demonstrate attention to their carbon footprint.
We have identified the following general criteria and guidelines that we believe are important in evaluating prospective target businesses. We will focus on these criteria and guidelines in evaluating acquisition opportunities, but we may decide to enter into our initial business combination with a target business that does not meet these criteria and guidelines.
•
Companies with an attractive and defensible competitive position. We will target companies with market positions and technologies that we believe offer long-term competitive advantages. These could include proprietary technology, a market-leading product suite, unique processes, strong market share, or a culture of innovation that we believe is enduring and unique.

•
Companies with high revenue growth, or with the potential for high revenue growth. We will seek to acquire businesses that have or are believed to achieve significant revenue growth primarily driven by either adopting or providing an industrial technology solution to disrupt the existing paradigm or increase its market position in the end markets in which it serves. To validate future demand, we look for businesses that can clearly demonstrate a compelling return on investment by either adopting or providing an industrial technology solution and the size of the addressable opportunity.

•
Companies that operate in industries and sectors that are ripe for technological disruption or are currently undergoing technological transformations. We plan to identify sectors that are in the process of adopting or have significant potential to adopt an industrial technology solution. We will seek to acquire a business that operates within an industry that is witnessing at least one or more trends, mentioned above, which we believe are driving the opportunity within industrial technology.

•
Companies that exhibit the ability to deliver significant operating leverage and future free cash flow. We will seek to acquire businesses that already generate consistent and increasing free cash flow. We expect gross margins and contribution margins to be above, or at least in line with, relevant competitors. We view businesses with high gross margins and contribution margins favorably as these businesses possess the potential to deliver significant operating leverage and free cash flow with increasing scale.

•
Knowledgeable management teams with relevant industry experience and proven track record of developing or deploying a technology solution. We aim to target businesses with expert management teams that have specialized knowledge of their respective industry sector and are active leaders in developing or deploying technology to provide a solution for a problem or challenge within their respective industry sector.

•
Benefit from being a public company. We intend to acquire a company that will benefit from being publicly traded and can effectively utilize the broader access to capital and public profile that are associated with being a publicly traded company.

These criteria are not intended to be exhaustive. Any evaluation relating to the merits of a particular initial business combination may be based, to the extent relevant, on these general guidelines as well as other considerations, factors and criteria that our management may deem relevant. We may decide to enter into our initial business combination with a target business that does not meet the above criteria and guidelines, and in the event we do so, we will disclose that the target business does not meet the above criteria in our shareholder communications related to our initial business combination, which would be in the form of proxy solicitation materials or tender offer documents that we would file with the SEC.

Competitive Strengths
Accomplished Leadership Team with Relevant Investment, Public Company and Prior Successful SPAC Experience
Our team has over 60 years of combined private equity experience, complemented by extensive public market expertise that includes four prior special purposes acquisition companies. Our Chief Executive Officer, Kevin Charlton, and our Director and Senior Advisor, Charlie Baynes-Reid, served as Chief Executive Officer and Chief Operating Officer, respectively, at NHIC I (as defined below), which completed its business combination with Evolv Technologies, Inc., a company specializing in artificial intelligence enabled touchless security screening, on July 19, 2021. In addition, certain of our directors were directors of NHIC I and NHIC II (as defined below). Mr. Charlton also served as an executive officer of, and played an integral role throughout all phases of the special purposes acquisition company process for, Hennessy Capital Acquisition Corp., Hennessy Capital Acquisition Corp. II and Hennessy Capital Acquisition Corp. III, including the initial public offering, deal sourcing, due diligence, deal structuring, financing and back-end execution of the initial business combinations.
Established Track Record of Sourcing Proprietary Opportunities Suitable for both Private and Public Investing
NewHold Enterprises’, an investment firm, principals have sourced 325 potential opportunities since its inception in 2017, the vast majority outside of traditional sale processes, funded through a proprietary network of family offices and high net worth individuals. Additionally, Mr. Charlton, in his role as President and Chief Operating Officer of the first three Hennessy Capital special purpose acquisition company vehicles, was a part of a team that developed a unique special purpose acquisition company-centered deal sourcing model, which resulted in over 400 targets evaluated over the life of Hennessy Capital Acquisition Corp., Hennessy Capital Acquisition Corp. II and Hennessy Capital Acquisition Corp. III.
Access to NewHold Enterprises’ Proprietary Network of Family Offices and High Net Worth Individuals
NewHold Enterprises sources capital from a series of family offices, each with generally over $1 billion of assets under management, and serves as a direct investing platform for such investors, allowing them to leverage their infrastructure and complement their traditional private equity book. NewHold Enterprises’ network currently consists of more than 100 family offices and more than 95 high net worth investors.
Extensive Experience of Investing in Middle-Market Growth Assets
Our team has extensive experience sourcing and investing in middle market growth companies through private and public investment vehicles. Our focus on flexible hold periods and ownership structures enhances the optionality companies have to focus on operations and integration, and better aligns financial incentives with progressive growth initiatives. Our vehicle and strategy are complementary to NewHold Enterprises’ diversified industrials business. We seek to offer growth equity to industrial technology companies looking for an alternative to traditional private equity.
Prior Special Purpose Acquisition Company Experience
Below are the special purpose acquisition company transactions in which members of our management team (excluding our advisor) have participated, along with certain other information:
•
Special Purpose Acquisition Company (Hennessy Capital Acquisition Corp.), Target (Blue Bird Corp.). The special purpose acquisition company consummated its initial public offering on January 23, 2014 for 11,500,000 units, including the full exercise of the underwriters’ overallotment option of 1,500,000 units, with each unit consisting of one share of common stock, $0.0001 par value and one redeemable warrant to purchase one-half of one share of common stock at an exercise price of $5.75 per half share, at $10.00 per share, generating gross proceeds of $115,000,000. No extension of the special purpose acquisition company term. Approximately 52.1% redemptions in connection with the business combination. Blue Bird Corp. trades on Nasdaq under the symbol “BLBD”, and the price of the common stock has ranged from $7.48 to $81.51 following consummation of the business combination, with a closing price of $69.30 as of June 1, 2026.

•
Special Purpose Acquisition Company (Hennessy Capital Acquisition Corp. II), Target (Daseke, Inc.). The special purpose acquisition company consummated its initial public offering on July 28, 2015 for 17,500,000 units, with each unit consisting of one share of common stock, $0.0001 par value and one redeemable warrant to purchase one-half of one share of common stock at an exercise price of $5.75 per half share, at $10.00 per share, generating gross proceeds of $175,000,000. On July 30, 2015, the underwriters of our initial public offering exercised their over-allotment option in part and, on August 4, 2015, the underwriters purchased 2,459,908 units at an offering price of $10.00 per unit, generating gross proceeds of approximately $25 million. No extension of the special purpose acquisition company term. Approximately 46.6% redemptions in connection with the business combination. In April 2024, Daseke, Inc. was acquired by TFI International Inc. (NYSE: TFII) for an aggregate purchase price of $1.1 billion.
•
Special Purpose Acquisition Company (Hennessy Capital Acquisition Corp. III), Target (NRC Group Holdings Corp.). The special purpose acquisition company consummated its initial public offering on June 28, 2017 for 22,500,000 units, with each unit consisting of one share of common stock, $0.0001 par value and three-quarters of one redeemable warrant at $10.00 per share, generating gross proceeds of $225,000,000. On July 14, 2017, the underwriters of our initial public offering exercised their over-allotment option in part and purchased 3,175,000 units at an offering price of $10.00 per unit, generating gross proceeds of approximately $31,650,000. No extension of the special purpose acquisition company term. Approximately 65.3% redemptions in connection with the business combination. In November 2019, NRC Group Holdings Corp. was acquired by US Ecology, Inc. (NASDAQ-GS: ECOL) in an all-stock transaction with an enterprise value of $966 million.

•
Special Purpose Acquisition Company (NHIC I), Target (Evolv Technologies, Inc.). The special purpose acquisition company consummated its initial public offering on August 4, 2020 for 17,250,000 units, with each unit consisting of one share of the company’s Class A common stock, $0.0001 par value and one-half of one redeemable warrant, at $10.00 per share, generating gross proceeds of $172,500,000. No extension of the special purpose acquisition company term. Approximately 40.6% redemptions in connection with the business combination. Evolv Technologies, Inc. trades on Nasdaq under the symbol “EVLV”, and the price of the common stock has ranged from $1.79 to $10.90 following consummation of the business combination, with a closing price of $6.79 as of June 1, 2026.

•
Special Purpose Acquisition Company (NHIC II). The special purpose acquisition company consummated its initial public offering on October 25, 2021 for 17,500,000 units, with each unit consisting of one share of the company’s Class A common stock, $0.0001 par value and one-half of one redeemable warrant, at $10.00 per share, generating gross proceeds of $175,000,000. Subsequently, on October 26, 2021, the underwriters partially exercised the over-allotment option and purchased an additional 1,990,000 units on October 29, 2021. No extension of the special purpose acquisition company term. NHIC II was dissolved and liquidated on May 8, 2023 because NHIC II was unable to file a registration statement with the SEC in connection with its initial business combination within the time period required by its amended and restated certificate of incorporation.

•
Special Purpose Acquisition Company (NHIV). The special purpose acquisition company consummated its initial public offering on April 16, 2026 for 20,125,000 units (including the full exercise of the underwriters’ over-allotment option), with each unit consisting of one share of the company’s Class A common stock, $0.0001 par value and one-third of one redeemable warrant, at $10.00 per share, generating gross proceeds of $201,250,000. There has been no extension of the special purpose acquisition company term. NHIV is currently in the process of searching for a business combination target.

However, in recent years, a number of target businesses have underperformed financially post-business combination with a special purpose acquisition company. As a result, we cannot assure you that we will properly ascertain or assess all of the significant risk factors associated with a target business or that the price of the shares of the combined entity post-business combination will increase.
Acquisition Process
In evaluating a prospective target business, we expect to conduct a due diligence review which may encompass, among other things, meetings with incumbent management and employees, document reviews, interviews of customers and suppliers, inspection of facilities, as applicable, as well as a review of financial, operational, legal and other information about the target and its industry which will be made available to us. If we determine to move forward with a particular target, we will proceed to structure and negotiate the terms of the business combination transaction.
The time required to select and evaluate a target business and to structure and complete our initial business combination, and the costs associated with this process, are not currently ascertainable with any degree of certainty. Any costs incurred with respect to the identification and evaluation of, and negotiation with, a prospective target business with which our initial business combination is not ultimately completed will result in our incurring losses and will reduce the funds available for us to use to complete another business combination.
Initial Business Combination
Nasdaq rules require that we must complete one or more business combinations having an aggregate fair market value of at least 80% of the value of the assets held in the Trust Account (excluding the deferred underwriting commissions and taxes payable on the interest earned on the Trust Account). Our board of directors will make the determination as to the fair market value of our initial business combination. If our board of directors is not able to independently determine the fair market value of our initial business combination, we will obtain an opinion from an independent investment banking firm or another independent entity that commonly renders valuation opinions with respect to the satisfaction of such criteria. While we consider it likely that our board of directors will be able to make an independent determination of the fair market value of our initial business combination, it may be unable to do so if it is less familiar or experienced with the business of a particular target or if there is a significant amount of uncertainty as to the value of the target’s assets or prospects. Additionally, pursuant to Nasdaq rules, any initial business combination must be approved by a majority of our independent directors.
We anticipate structuring our initial business combination so that the post transaction company in which our SPAC Public Shareholders own shares will own or acquire 100% of the equity interests or assets of the target business or businesses. We may, however, structure our initial business combination such that the post transaction company owns or acquires less than 100% of such interests or assets of the target business in order to meet certain objectives of the target management team or shareholders or for other reasons, but we will only complete such business combination if the post transaction company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act of 1940, as amended, or the Investment Company Act. Even if the post transaction company owns or acquires 50% or more of the voting securities of the target, our shareholders prior to the business combination may collectively own a minority interest in the post transaction company, depending on valuations ascribed to the target and us in the business combination. For example, we could pursue a transaction in which we issue a substantial number of new shares in exchange for all of the outstanding capital stock, shares or other equity interests of a target. In this case, we would acquire a 100% controlling interest in the target. However, as a result of the issuance of a substantial number of new shares, our shareholders immediately prior to our initial business combination could own less than a majority of our issued and outstanding shares subsequent to our initial business combination. If less than 100% of the equity interests or assets of a target business or businesses are owned or acquired by the post transaction company, the portion of such business or businesses that is owned or acquired is what will be taken into account for purposes of the 80% of net assets test described above. If the business combination involves more than one target business, the aggregate value of all of the target businesses, will be taken into account for purposes of the 80% fair market value test.
We are not prohibited from pursuing an initial business combination with a company that is affiliated with our Sponsor, officers or directors, non-managing Sponsor investors, or completing the business combination through a joint venture or other form of shared ownership with our Sponsor, officers or directors or non-managing Sponsor investors. In the event we seek to complete our initial business combination with a company that is affiliated (as defined in the SPAC Articles) with our Sponsor (including its members), officers or directors, we, or a committee of independent directors, will obtain an opinion from an independent investment banking firm or another independent entity that commonly renders valuation opinions, stating that the consideration to be paid by us in such an initial business combination is fair to our company from a financial point of view. We are not required to obtain such an opinion in any other context.
Members of our management team and our independent directors directly or indirectly own Founder Shares and/or SPAC Private Placement Units following our SPAC IPO and, accordingly, may have a conflict of interest in determining whether a particular target business is an appropriate business with which to effectuate our initial business combination. Further, each of our officers and directors may have a conflict of interest with respect to evaluating a particular business combination if the retention or resignation of any such officers and directors was included by a target business as a condition to any agreement with respect to our initial business combination.
Each of our officers and directors presently has, and any of them in the future may have additional, fiduciary, contractual or other obligations or duties to one or more other entities pursuant to which such officer or director is or will be required to present a business combination opportunity to such entities. Accordingly, if any of our officers or directors becomes aware of a business combination opportunity which is suitable for an entity to which he or she has then current fiduciary or contractual obligations, he or she will honor his or her fiduciary or contractual obligations to present such business combination opportunity to such other entity, subject to their fiduciary duties under Cayman Islands law. The SPAC Articles provide that, to the fullest extent permitted by law: (i) no individual serving as a director or an officer of NewHold, among other persons, shall have any duty, except and to the extent expressly assumed by contract, to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as us, and (ii) we renounce any interest or expectancy in, or in being offered an opportunity to participate in, any potential transaction or matter which (a) may be a corporate opportunity for any director or officer, on the one hand, and us, on the other or (b) the presentation of which would breach an existing legal obligation of a director or officer to any other entity. The SPAC Articles further provide that except to the extent expressly assumed by contract, to the fullest extent permitted by applicable law, no individual service as a director or an officer of NewHold, among other persons, shall have a duty to communicate or offer any such corporate opportunity to NewHold and shall not be liable to NewHold or its shareholders for breach of any fiduciary duty as a shareholder, director and/or officer solely by reason of the fact that such party pursues or acquires such corporate opportunity for itself, himself or herself, directs such corporate opportunity to another person, or does not communicate information regarding such corporate opportunity to NewHold. As a result, the fiduciary duties or contractual obligations of our officers or directors could materially affect our ability to complete our initial business combination.
In addition, our Sponsor and our officers and directors may sponsor or form other special purpose acquisition companies similar to ours or may pursue other business or investment ventures during the period in which we are seeking an initial business combination. As a result, our Sponsor, officers and directors could have conflicts of interest in determining whether to present business combination opportunities to us or to any other special purpose acquisition company with which they may become involved. Any such companies, businesses or investments may present additional conflicts of interest in pursuing an initial business combination target, which could materially affect our ability to complete our initial business combination.
We have filed a Registration Statement on Form 8-A with the SEC to voluntarily register our securities under Section 12 of the Securities Exchange Act of 1934, as amended, or the Exchange Act. As a result, we are subject to the rules and regulations promulgated under the Exchange Act. We have no current intention of filing a Form 15 to suspend our reporting or other obligations under the Exchange Act prior or subsequent to the consummation of our initial business combination.
Sourcing of Potential Business Combination Targets
We believe our management team’s significant operating and transaction experience and relationships will provide us with a substantial number of potential initial business combination targets. Over the course of their careers, the members of our management team and our advisor have developed a broad network of contacts and corporate relationships around the world. This network has grown through the activities of our management team and advisor sourcing, acquiring and financing businesses, the reputation of our management team for integrity and fair dealing with sellers, financing sources and target management teams and the experience of our management team in executing transactions under varying economic and financial market conditions.
This network has provided our management team with a flow of referrals that has resulted in numerous transactions which were proprietary or where a limited group of investors were invited to participate in the sale process. We believe that the network of contacts and relationships of our management team will provide us important sources of investment opportunities. In addition, we anticipate that target business combination candidates will be brought to our attention from various unaffiliated sources, including investment market participants, private equity funds and large business enterprises seeking to divest non-core assets or divisions.
We have not contacted any of the prospective target businesses that our management team in their prior special purpose acquisition companies had considered and rejected as target businesses to acquire. However, we may contact such targets if we become aware that such targets are interested in a potential initial business combination with us and such transaction would be attractive to our shareholders. Accordingly, there is no current basis for investors to evaluate the possible merits or risks of the target business with which we may ultimately complete our initial business combination.
We are not prohibited from pursuing an initial business combination with a company that is affiliated with our Sponsor, officers or directors, or non-managing Sponsor investors, or completing the business combination through a joint venture or other form of shared ownership with our Sponsor, officers or directors or non-managing Sponsor investors. In the event we seek to complete our initial business combination with a company that is affiliated (as defined in the SPAC Articles) with our Sponsor (including its members), officers or directors, we, or a committee of independent directors, will obtain an opinion from an independent investment banking firm or another independent entity that commonly renders valuation opinions, stating that the consideration to be paid by us in such an initial business combination is fair to our company from a financial point of view. We are not required to obtain such an opinion in any other context.
Members of our management team and our independent directors directly or indirectly own Founder Shares and/or private units and, accordingly, may have a conflict of interest in determining whether a particular target business is an appropriate business with which to effectuate our initial business combination. Further, each of our officers and directors may have a conflict of interest with respect to evaluating a particular business combination if the retention or resignation of any such officers and directors was included by a target business as a condition to any agreement with respect to our initial business combination.
Each of our officers and directors presently has, and any of them in the future may have additional, fiduciary, contractual or other obligations or duties to one or more other entities pursuant to which such officer or director is or will be required to present a business combination opportunity to such entities. Accordingly, if any of our officers or directors becomes aware of a business combination opportunity which is suitable for an entity to which he or she has then current fiduciary or contractual obligations, he or she will honor his or her fiduciary or contractual obligations to present such business combination opportunity to such other entity, subject to their fiduciary duties under Cayman Islands law. The SPAC Articles provide that, to the fullest extent permitted by law: (i) no individual serving as a director or an officer of NewHold, among other persons, shall have any duty, except and to the extent expressly assumed by contract, to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as us, and (ii) we renounce any interest or expectancy in, or in being offered an opportunity to participate in, any potential transaction or matter which (a) may be a corporate opportunity for any director or officer, on the one hand, and us, on the other or (b) the presentation of which would breach an existing legal obligation of a director or officer to any other entity. The SPAC Articles further provide that except to the extent expressly assumed by contract, to the fullest extent permitted by applicable law, no individual service as a director or an officer of NewHold, among other persons, shall have a duty to communicate or offer any such corporate opportunity to NewHold and shall not be liable to NewHold or its shareholders for breach of any fiduciary duty as a shareholder, director and/or officer solely by reason of the fact that such party pursues or acquires such corporate opportunity for itself, himself or herself, directs such corporate opportunity to another person, or does not communicate information regarding such corporate opportunity to NewHold. As a result, the fiduciary duties or contractual obligations of our officers or directors could materially affect our ability to complete our initial business combination.
In addition, our Sponsor and our officers and directors may sponsor or form other special purpose acquisition companies similar to ours or may pursue other business or investment ventures during the period in which we are seeking an initial business combination. As a result, our Sponsor, officers and directors could have conflicts of interest in determining whether to present business combination opportunities to us or to any other special purpose acquisition company with which they may become involved. Any such companies, businesses or investments may present additional conflicts of interest in pursuing an initial business combination target, which could materially affect our ability to complete our initial business combination.
We have filed a Registration Statement on Form 8-A with the SEC to voluntarily register our securities under Section 12 of the Securities Exchange Act of 1934, as amended, or the Exchange Act. As a result, we are subject to the rules and regulations promulgated under the Exchange Act. We have no current intention of filing a Form 15 to suspend our reporting or other obligations under the Exchange Act prior or subsequent to the consummation of our initial business combination.

EFFECTING OUR INITIAL BUSINESS COMBINATION
For purposes of this section, “we” “us” “our” and “SPAC” shall refer to NewHold Investment Corp III.
General
We are not presently engaged in, and we will not engage in, any operations for an indefinite period of time following the SPAC IPO. We intend to effectuate our initial business combination using cash from the proceeds of the SPAC IPO and the private placement of the SPAC Private Placement Units, the proceeds of the sale of our shares in connection with our initial business combination (including pursuant to forward purchase agreements or backstop agreements we may enter into or otherwise), shares issued to the owners of the target, debt issued to bank or other lenders or the owners of the target, other securities issuances, or a combination of the foregoing. We may seek to complete our initial business combination with a company or business that may be financially unstable or in its early stages of development or growth, which would subject us to the numerous risks inherent in such companies and businesses.
If our initial business combination is paid for using equity or debt securities, or not all of the funds released from the Trust Account are used for payment of the consideration in connection with our initial business combination or used for redemptions of the SPAC Class A Ordinary Shares, we may use the balance of the cash released to us from the Trust Account following the closing for general corporate purposes, including for maintenance or expansion of operations of the post-transaction company, the payment of principal or interest due on indebtedness incurred in completing our initial business combination, to fund the purchase of other companies, or for working capital.
We may pursue an initial business combination in any business or industry. Accordingly, there is no current basis to evaluate the possible merits or risks of the target business with which we may ultimately complete our initial business combination. Although our management will assess the risks inherent in a particular target business with which we may combine, we cannot assure you that this assessment will result in our identifying all risks that a target business may encounter. Furthermore, some of those risks may be outside of our control, meaning that we can do nothing to control or reduce the chances that those risks will adversely affect a target business.
We may seek to raise additional funds through a private offering of debt or equity securities in connection with the completion of our initial business combination and we may effectuate our initial business combination using the proceeds of such offering rather than using the amounts held in the Trust Account. In addition, we intend to target businesses with enterprise values that are greater than we could acquire with the net proceeds of the SPAC IPO and the sale of the SPAC Private Placement Units, and, as a result, if the cash portion of the purchase price exceeds the amount available from the Trust Account, net of amounts needed to satisfy any redemptions by SPAC Public Shareholders, we may be required to seek additional financing to complete such proposed initial business combination. Subject to compliance with applicable securities laws, we would expect to complete such financing only simultaneously with the completion of our initial business combination. In the case of an initial business combination funded with assets other than the Trust Account assets, our proxy materials or tender offer documents disclosing the initial business combination would disclose the terms of the financing and, only if required by law, we would seek shareholder approval of such financing. There is no limitation on our ability to raise funds through the issuance of equity or equity-linked securities or through loans, advances or other indebtedness in connection with our initial business combination, including pursuant to forward purchase agreements or backstop agreements we may enter into. At this time, we are not a party to any arrangement or understanding with any third party with respect to raising any additional funds through the sale of securities or otherwise. None of our sponsors, officers, directors or shareholders is required to provide any financing to us in connection with or after our initial business combination.
Sources of Target Businesses
We anticipate that target business candidates will be brought to our attention from various unaffiliated sources, including investment bankers and private investment funds. Target businesses may be brought to our attention by such unaffiliated sources as a result of being solicited by us through calls or mailings. These sources may also introduce us to target businesses in which they think we may be interested on an unsolicited basis, since many of these sources will have read the prospectus for the SPAC IPO and know what types of businesses we are targeting. Our officers and directors, as well as their affiliates, may also bring to our attention target business candidates of which they become aware through their business contacts as a result of formal or informal inquiries or discussions they may have, as well as attending trade shows or conventions. In addition, we expect to receive a number of proprietary deal flow opportunities that would not otherwise necessarily be available to us as a result of the track record and business relationships of our officers and directors. While we do not presently anticipate engaging the services of professional firms or other individuals that specialize in business acquisitions on any formal basis, we may engage these firms or other individuals in the future, in which event we may pay a finder’s fee, consulting fee or other compensation to be determined in an arm’s length negotiation based on the terms of the transaction.
Prior to or in connection with the completion of our initial business combination, there may be payment by the company to our Sponsor, officers or directors, or our or their affiliates, of a finder’s fee, advisory fee, consulting fee or success fee for any services they render in order to effectuate the completion of our initial business, which, if made prior to the completion of our initial business combination, will be paid from funds held outside the Trust Account.
We will engage a finder only to the extent our management determines that the use of a finder may bring opportunities to us that may not otherwise be available to us or if finders approach us on an unsolicited basis with a potential transaction that our management determines is in our best interest to pursue. Payment of a finder’s fee is customarily tied to completion of a transaction, in which case any such fee will be paid out of the funds held in the Trust Account.
We are not prohibited from pursuing an initial business combination with a company that is affiliated with our Sponsor, officers or directors, non-managing Sponsor investors, or completing the business combination through a joint venture or other form of shared ownership with our Sponsor, officers or directors or non-managing Sponsor investors. In the event we seek to complete our initial business combination with a company that is affiliated (as defined in the SPAC Articles) with our Sponsor (including its members), officers or directors, we, or a committee of independent directors, will obtain an opinion from an independent investment banking firm or another independent entity that commonly renders valuation opinions, stating that the consideration to be paid by us in such an initial business combination is fair to our company from a financial point of view. We are not required to obtain such an opinion in any other context.
Evaluation of a Target Business and Structuring of Our Initial Business Combination
In evaluating a prospective target business, we expect to conduct a due diligence review which may encompass, among other things, meetings with incumbent management and employees, document reviews, interviews of customers and suppliers, inspection of facilities, as applicable, as well as a review of financial, operational, legal and other information which will be made available to us. If we determine to move forward with a particular target, we will proceed to structure and negotiate the terms of the business combination transaction.
The time required to select and evaluate a target business and to structure and complete our initial business combination, and the costs associated with this process, are not currently ascertainable with any degree of certainty. Any costs incurred with respect to the identification and evaluation of, and negotiation with, a prospective target business with which our initial business combination is not ultimately completed will result in our incurring losses and will reduce the funds we can use to complete another business combination.
Lack of Business Diversification
For an indefinite period of time after the completion of our initial business combination, the prospects for our success may depend entirely on the future performance of a single business. Unlike other entities that have the resources to complete business combinations with multiple entities in one or several industries, it is probable that we will not have the resources to diversify our operations and mitigate the risks of being in a single line of business. By completing our initial business combination with only a single entity, our lack of diversification may:
•
subject us to negative economic, competitive and regulatory developments, any or all of which may have a substantial adverse impact on the particular industry in which we operate after our initial business combination, and

•	cause us to depend on the marketing and sale of a single product or limited number of products or services.
Limited Ability to Evaluate the Target’s Management Team
Although we intend to closely scrutinize the management of a prospective target business when evaluating the desirability of effecting our initial business combination with that business, our assessment of the target business’s management may not prove to be correct. In addition, the future management may not have the necessary skills, qualifications or abilities to manage a public company. Furthermore, the future role of members of our management team, if any, in the target business cannot presently be stated with any certainty. The determination as to whether any of the members of our management team will remain with the combined company will be made at the time of our initial business combination. While it is possible that one or more of our directors will remain associated in some capacity with us following our initial business combination, it is unlikely that any of them will devote their full efforts to our affairs subsequent to our initial business combination. Moreover, we cannot assure you that members of our management team will have significant experience or knowledge relating to the operations of the particular target business.
We cannot assure you that any of our key personnel will remain in senior management or advisory positions with the combined company. The determination as to whether any of our key personnel will remain with the combined company will be made at the time of our initial business combination.
Following a business combination, we may seek to recruit additional managers to supplement the incumbent management of the target business. We cannot assure you that we will have the ability to recruit additional managers, or that additional managers will have the requisite skills, knowledge or experience necessary to enhance the incumbent management.
Shareholders May Not Have the Ability to Approve Our Initial Business Combination
We may conduct redemptions without a shareholder vote pursuant to the tender offer rules of the SEC subject to the provisions of the SPAC Articles. However, we will seek shareholder approval if it is required by law or applicable Stock Exchange rule, or we may decide to seek shareholder approval for business or other reasons.
Under Nasdaq’s listing rules, shareholder approval would be required for our initial business combination if, for example:
•	We issue ordinary shares that will be equal to or in excess of 20% of the number of our ordinary shares then outstanding (other than in a public offering);
•
Any of our directors, officers or substantial shareholders (as defined by Nasdaq rules) has a 5% or greater interest earned on the Trust Account (or such persons collectively have a 10% or greater interest), directly or indirectly, in the target business or assets to be acquired or otherwise and the present or potential issuance of ordinary shares could result in an increase in outstanding ordinary shares or voting power of 5% or more; or

•	The issuance or potential issuance of ordinary shares will result in our undergoing a change of control.
The decision as to whether we will seek shareholder approval of a proposed business combination in those instances in which shareholder approval is not required by applicable law or Stock Exchange listing requirements will be made by us, solely in our discretion, and will be based on business and legal reasons, which include a variety of factors, including, but not limited to: (i) the timing of the transaction, including in the event we determine shareholder approval would require additional time and there is either not enough time to seek shareholder approval or doing so would place the company at a disadvantage in the transaction or result in other additional burdens on the company; (ii) the expected cost of holding a shareholder vote; (iii) the risk that the shareholders would fail to approve the proposed business combination; (iv) other time and budget constraints of the company; and (v) additional legal complexities of a proposed business combination that would be time-consuming and burdensome to present to shareholders.
Permitted Purchases of Our Securities
If we seek shareholder approval of our initial business combination and we do not conduct redemptions in connection with our initial business combination pursuant to the tender offer rules, our Sponsor, initial shareholders, directors, officers, advisor and their affiliates may purchase the SPAC Public Shares or the SPAC Public Warrants in privately negotiated transactions or in the open market either prior to or following the completion of our initial business combination, although they are under no obligation or duty to do so. Such a purchase may include a contractual acknowledgment that such shareholder, although still the record holder of our shares is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. In the event that our Sponsor, initial shareholders, directors, officers, advisor and their affiliates purchase shares in privately negotiated transactions from SPAC Public Shareholders who have already elected to exercise their redemption rights, such selling shareholders would be required to revoke their prior elections to redeem their shares. It is intended that, if Rule 10b-18 would apply to purchases by Sponsor, initial shareholders, directors, officers, advisor and their affiliates, then such purchases will comply with Rule 10b-18 under the Exchange Act, to the extent it applies, which provides a safe harbor for purchases made under certain conditions, including with respect to timing, pricing and volume of purchases.

Additionally, at any time at or prior to our initial business combination, subject to applicable securities laws (including with respect to material nonpublic information), our Sponsor, initial shareholders, directors, officers, advisor and their affiliates may enter into transactions with investors and others to provide them with incentives to acquire SPAC Public Shares, vote their SPAC Public Shares, in favor of our initial business combination or not redeem their SPAC Public Shares. However, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds in the Trust Account will be used to purchase SPAC Public Shares, rights or warrants in such transactions.
The purpose of any such transactions could be to (1) increase the likelihood of obtaining shareholder approval of the business combination, (2) reduce the number of SPAC Public Warrants outstanding and/or increase the likelihood of approval on any matters submitted to the public warrant holders for approval in connection with our initial business combination or (3) satisfy a closing condition in an agreement with a target that requires us to have a minimum net worth or a certain amount of cash at the closing of our initial business combination, where it appears that such requirement would otherwise not be met. Any such purchases of our securities may result in the completion of our initial business combination that may not otherwise have been possible. To the extent such securities are purchased, such public securities will not be voted as required by Tender Offers and Schedules Compliance and Disclosure Interpretations Question 166.01 promulgated by the SEC.
In addition, if such purchases are made, the public “float” of our securities may be reduced and the number of beneficial holders of our securities may be reduced, which may make it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.
Our Sponsor, initial shareholders, directors, officers, advisor and their affiliates anticipate that they may identify the shareholders with whom our Sponsor, initial shareholders, directors, officers, advisor and their affiliates may pursue privately negotiated transactions by either the shareholders contacting us directly or by our receipt of redemption requests submitted by shareholders (in the case of SPAC Class A Ordinary Shares) following our mailing of proxy materials in connection with our initial business combination. To the extent that our Sponsor, initial shareholders, directors, officers, advisor and their affiliates enter into a private transaction, they would identify and contact only potential selling or redeeming shareholders who have expressed their election to redeem their shares for a pro rata share of the Trust Account or vote against our initial business combination, whether or not such shareholder has already submitted a proxy with respect to our initial business combination but only if such shares have not already been voted at the general meeting related to our initial business combination. Our Sponsor, initial shareholders, directors, officers, advisor and their affiliates will select which shareholders to purchase shares from based on the negotiated price and number of shares and any other factors that they may deem relevant, and will be restricted from purchasing shares if such purchases do not comply with Regulation M under the Exchange Act and the other federal securities laws.
Our Sponsor, initial shareholders, directors, officers, advisor and their affiliates will be restricted from making purchases of shares if the purchases would violate Section 9(a)(2) or Rule 10b-5 of the Exchange Act. Any such purchases will be reported pursuant to Section 13 and Section 16 of the Exchange Act to the extent such purchasers are subject to such reporting requirements. Additionally, in the event our Sponsor, initial shareholders, directors, officers, advisor and their affiliates were to purchase SPAC Public Shares or SPAC Public Warrants from SPAC Public Shareholders, such purchases would be structured in compliance with the requirements of Rule 14e-5 under the Exchange Act including, in pertinent part, through adherence to the following:
•
our registration statement/proxy statement filed for our business combination transaction would disclose the possibility that our Sponsor, initial shareholders, directors, officers, advisor and their affiliates may purchase SPAC Public Shares or SPAC Public Warrants from SPAC Public Shareholders outside the redemption process, along with the purpose of such purchases;

•
if our Sponsor, initial shareholders, directors, officers, advisor and their affiliates were to purchase SPAC Public Shares or SPAC Public Warrants from SPAC Public Shareholders, they would do so at a price no higher than the price offered through our redemption process;

•
our registration statement/proxy statement filed for our business combination transaction would include a representation that any of our securities purchased by our Sponsor, initial shareholders, directors, officers, advisor and their affiliates would not be voted in favor of approving the business combination transaction;

•
our Sponsor, initial shareholders, directors, officers, advisor and their affiliates would not possess any redemption rights with respect to our securities or, if they do acquire and possess redemption rights, they would waive such rights; and

•	we would disclose in a Form 8-K, before our security holder meeting to approve the business combination transaction, the following material items:
•	the amount of our securities purchased outside of the redemption offer by our Sponsor, initial shareholders, directors, officers, advisor and their affiliates, along with the purchase price;
•	the purpose of the purchases by our Sponsor, initial shareholders, directors, officers, advisor and their affiliates;
•
the impact, if any, of the purchases by our Sponsor, initial shareholders, directors, officers, advisor and their affiliates on the likelihood that the business combination transaction will be approved;

•
the identities of our security holders who sold to our Sponsor, initial shareholders, directors, officers, advisor and their affiliates (if not purchased on the open market) or the nature of our security holders (e.g., 5% security holders) who sold to our Sponsor, initial shareholders, directors, officers, advisor and their affiliates; and

•	the number of our securities for which we have received redemption requests pursuant to our redemption offer.
Redemption Rights for SPAC Public Shareholders upon Completion of Our Initial Business Combination
We will provide the SPAC Public Shareholders with the opportunity to redeem all or a portion of the SPAC Public Shares, regardless of whether they abstain, vote for, or vote against, our initial business combination, upon the completion of our initial business combination at a per-share redemption price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the initial business combination, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable), divided by the number of then issued SPAC Public Shares, subject to the limitations and on the conditions described herein. The amount in the Trust Account is initially anticipated to be $10.05 per SPAC Public Share. The per share amount we will distribute to investors who properly redeem their shares will not be reduced by the deferred underwriting commissions we will pay to the underwriters. Our Sponsor, officers and directors have entered into a letter agreement with us, pursuant to which they have agreed to waive their redemption rights with respect to their Founder Shares, private shares and any SPAC Public Shares they may hold in connection with the completion of our initial business combination. The non-managing Sponsor investors are not required to (i) hold any SPAC Units, SPAC Public Shares or SPAC Public Warrants they may purchase, (ii) vote any SPAC Class A Ordinary Shares they may own at the applicable time in favor of our initial business combination or (iii) refrain from exercising their right to redeem their SPAC Public Shares at the time of our initial business combination. The non-managing Sponsor investors will have the same rights to the funds held in the Trust Account with respect to the SPAC Public Shares underlying the SPAC Units they may purchase as the rights afforded to our other SPAC Public Shareholders. However, if the non-managing Sponsor investors purchase all of the SPAC Units for which they have expressed to us an interest in purchasing or otherwise hold a substantial number of SPAC Units, then the non-managing Sponsor investors will potentially have different interests than our other SPAC Public Shareholders in approving our initial business combination and otherwise exercising their rights as SPAC Public Shareholders because of their indirect ownership of Founder Shares and SPAC Private Placement Units.
Our proposed initial business combination may impose a minimum cash requirement for (i) cash consideration to be paid to the target or its owners, (ii) cash for working capital or other general corporate purposes or (iii) the retention of cash to satisfy other conditions. In the event the aggregate cash consideration we would be required to pay for all SPAC Public Shares that are validly submitted for redemption plus any amount required to satisfy cash conditions pursuant to the terms of the proposed initial business combination exceed the aggregate amount of cash available to us, we will not complete the initial business combination or redeem any shares, and all SPAC Public Shares submitted for redemption will be returned to the holders thereof. We may, however, raise funds through the issuance of equity-linked securities or through loans, advances or other indebtedness in connection with our initial business combination, including pursuant to forward purchase agreements or backstop arrangements we may enter into in order to, among other reasons, satisfy such net tangible assets or minimum cash requirements.

Manner of Conducting Redemptions
We will provide our SPAC Public Shareholders with the opportunity to redeem all or a portion of their SPAC Public Shares upon the completion of our initial business combination either (i) in connection with a general meeting called to approve the business combination or (ii) without a shareholder vote by means of a tender offer. The decision as to whether we will seek shareholder approval of a proposed business combination or conduct a tender offer will be made by us, solely in our discretion, and will be based on a variety of factors such as the timing of the transaction and whether the terms of the transaction would require us to seek shareholder approval under applicable law or Stock Exchange listing requirement or whether we were deemed to be a foreign private issuer (which would require a tender offer rather than seeking shareholder approval under SEC rules). Asset acquisitions and share purchases would not typically require shareholder approval while direct mergers with our company (other than with a 90% subsidiary of ours) and any transactions where we issue more than 20% of our issued and outstanding ordinary shares or seek to amend the SPAC Articles would require shareholder approval. So long as we obtain and maintain a listing for our securities on Nasdaq, we will be required to comply with Nasdaq’s shareholder approval rules.
The requirement that we provide our SPAC Public Shareholders with the opportunity to redeem their SPAC Public Shares by one of the two methods listed above are contained in provisions of the SPAC Articles and will apply whether or not we maintain our registration under the Exchange Act or our listing on Nasdaq. Such provisions may be amended if approved by a special resolution, which requires the affirmative vote of at least two-thirds of the holders of the SPAC Public Shares as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of the company of which notice specifying the intention to propose the resolution as a special resolution has been duly given, or a resolution approved in writing by all of the holders of the issued shares entitled to vote on such matter. The SPAC Articles will require that resolutions put to the vote of a meeting shall be decided on a poll, in accordance with section 60(4) of the Cayman Companies Act and regard shall be had to the number of votes to which each member is entitled to cast when computing whether the requisite approval threshold has been obtained to pass a special resolution, so long as we offer redemption in connection with such amendment.
If we provide our SPAC Public Shareholders with the opportunity to redeem their SPAC Public Shares in connection with a general meeting, we will, pursuant to the SPAC Articles:
•
conduct the redemptions in conjunction with a proxy solicitation pursuant to Regulation 14A of the Exchange Act, which regulates the solicitation of proxies, and not pursuant to the tender offer rules, and

•	file proxy materials with the SEC.
In the event that we seek shareholder approval of our initial business combination, we will distribute proxy materials and, in connection therewith, provide our SPAC Public Shareholders with the redemption rights described above upon completion of the initial business combination.
If we seek shareholder approval, we will complete our initial business combination only if we receive an ordinary resolution under Cayman Islands law and the SPAC Articles, which requires the affirmative vote of at least a majority of the votes cast by such shareholders as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at the applicable general meeting of the company. A quorum for such meeting will be present if the holders of at least one third of issued and outstanding shares entitled to vote at the meeting are represented in person or by proxy. Our Sponsor, officers and directors will count toward this quorum and, pursuant to the letter agreement, our Sponsor, officers and directors have agreed to vote their Founder Shares, private shares and any SPAC Public Shares purchased during or after our IPO (including in open market and privately-negotiated transactions), (except that any SPAC Public Shares such parties may purchase in compliance with the requirements of Rule 14e-5 under the Exchange Act would not be voted in favor of approving the business combination transaction). For purposes of seeking approval of an ordinary resolution, non-votes will have no effect on the approval of our initial business combination once a quorum is obtained.
However, if our initial business combination is structured as a statutory merger or consolidation of the company with another company under Cayman Islands law, the approval of our initial business combination will require a special resolution, which requires the affirmative vote of at least two-thirds of the holders of the SPAC Public Shares as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of the company of which notice specifying the intention to propose the resolution as a special resolution has been duly given, or a resolution approved in writing by all of the holders of the issued shares entitled to vote on such matter. The SPAC Articles will require that resolutions put to the vote of a meeting shall be decided on a poll, in accordance with section 60(4) of the Cayman Companies Act and regard shall be had to the number of votes to which each member is entitled to cast when computing whether the requisite approval threshold has been obtained to pass a special resolution. In addition, prior to the closing of our initial business combination, only holders of the SPAC Class B Ordinary Shares (i) will have the right to vote to appoint and remove directors prior to the completion of our initial business combination and (ii) will be entitled to vote on continuing our company in a jurisdiction outside the Cayman Islands (including any special resolution required to amend our constitutional documents or to adopt new constitutional documents, in each case, as a result of our approving a transfer by way of continuation in a jurisdiction outside the Cayman Islands). These quorum and voting thresholds, and the voting agreement of our Sponsor, officers and directors, may make it more likely that we will consummate our initial business combination. Each SPAC Public Shareholder may elect to redeem their SPAC Public Shares irrespective of whether they vote for or against the proposed transaction, or whether they do not vote or abstain from voting on the proposed transaction, or whether they were a SPAC Public Shareholder on the record date for the general meeting held to approve the proposed transaction.
If a shareholder vote is not required and we do not decide to hold a shareholder vote for business or other legal reasons, we will:
•	conduct the redemptions pursuant to Rule 13e-4 and Regulation 14E of the Exchange Act, which regulate issuer tender offers, and
•
file tender offer documents with the SEC prior to completing our initial business combination which contain substantially the same financial and other information about the initial business combination and the redemption rights as is required under Regulation 14A of the Exchange Act, which regulates the solicitation of proxies.

In the event we conduct redemptions pursuant to the tender offer rules, our offer to redeem will remain open for at least 20 Business Days, in accordance with Rule 14e-1(a) under the Exchange Act, and we will not be permitted to complete our initial business combination until the expiration of the tender offer period. In addition, the tender offer will be conditioned on SPAC Public Shareholders not tendering more than the number of SPAC Public Shares we are permitted to redeem. If SPAC Public Shareholders tender more shares than we have offered to purchase, we will withdraw the tender offer and not complete the initial business combination.
Upon the public announcement of our initial business combination, if we elect to conduct redemption pursuant to the tender offer rules, we or our Sponsor will terminate any plan established in accordance with Rule 10b5-1 to purchase our SPAC Public Shares in the open market, in order to comply with Rule 14e-5 under the Exchange Act.
We intend to require our SPAC Public Shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name,” to, at the holder’s option, either deliver their share certificates to our transfer agent or deliver their shares to our transfer agent electronically using the Depository Trust Company’s DWAC system, prior to the date set forth in the proxy materials or tender offer documents, as applicable. In the case of proxy materials, this date may be up to two Business Days prior to the scheduled vote on the proposal to approve the initial business combination. In addition, if we conduct redemptions in connection with a shareholder vote, we intend to require a SPAC Public Shareholder seeking redemption of its SPAC Public Shares to also submit a written request for redemption to our transfer agent two Business Days prior to the scheduled vote in which the name of the beneficial owner of such shares is included. The proxy materials or tender offer documents, as applicable, that we will furnish to holders of our SPAC Public Shares in connection with our initial business combination will indicate whether we are requiring SPAC Public Shareholders to satisfy such delivery requirements. We believe that this will allow our transfer agent to efficiently process any redemptions without the need for further communication or action from the redeeming SPAC Public Shareholders, which could delay redemptions and result in additional administrative cost. If the proposed initial business combination is not approved and we continue to search for a target company, we will promptly return any certificates or shares delivered by SPAC Public Shareholders who elected to redeem their shares.
Our proposed initial business combination may impose a minimum cash requirement for (i) cash consideration to be paid to the target or its owners, (ii) cash for working capital or other general corporate purposes or (iii) the retention of cash to satisfy other conditions. In the event the aggregate cash consideration we would be required to pay for all SPAC Public Shares that are validly submitted for redemption plus any amount required to satisfy cash conditions pursuant to the terms of the proposed initial business combination exceed the aggregate amount of cash available to us, we will not complete the initial business combination or redeem any shares, and all SPAC Public Shares submitted for redemption will be returned to the holders thereof. We may, however, raise funds through the issuance of equity or equity-linked securities or through loans, advances or other indebtedness in connection with our initial business combination, including pursuant to forward purchase agreements or backstop arrangements we may enter into in order to, among other reasons, satisfy such net tangible assets or minimum cash requirements.

Limitation on Redemption Upon Completion of Our Initial Business Combination If We Seek Shareholder Approval
If we seek shareholder approval of our initial business combination and we do not conduct redemptions in connection with our initial business combination pursuant to the tender offer rules, the SPAC Articles provide that a public shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act), will be restricted from seeking redemption rights with respect to excess shares without our prior consent. We believe this restriction will discourage shareholders from accumulating large blocks of shares, and subsequent attempts by such holders to use their ability to exercise their redemption rights against a proposed business combination as a means to force us or our management to purchase their shares at a significant premium to the then-current market price or on other undesirable terms. Absent this provision, a SPAC Public Shareholder holding more than an aggregate of 15% of the shares sold in the SPAC IPO could threaten to exercise its redemption rights if such holder’s shares are not purchased by us, our Sponsor or our management at a premium to the then-current market price or on other undesirable terms. By limiting our shareholders’ ability to redeem no more than 15% of the shares sold in the SPAC IPO without our prior consent, we believe we will limit the ability of a small group of shareholders to unreasonably attempt to block our ability to complete our initial business combination, particularly in connection with a business combination with a target that requires as a closing condition that we have a minimum net worth or a certain amount of cash.
However, we would not be restricting our shareholders’ ability to vote all of their shares (including excess shares) for or against our initial business combination.
Delivering Share Certificates in Connection with the Exercise of Redemption Rights
As described above, we intend to require our SPAC Public Shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name,” to, at the holder’s option, either deliver their share certificates to our transfer agent or deliver their shares to our transfer agent electronically using the Depository Trust Company’s DWAC system, prior to the date set forth in the proxy materials or tender offer documents, as applicable. In the case of proxy materials, this date may be up to two Business Days prior to the scheduled vote on the proposal to approve the initial business combination. In addition, if we conduct redemptions in connection with a shareholder vote, we intend to require a public shareholder seeking redemption of its SPAC Public Shares to also submit a written request for redemption to our transfer agent two Business Days prior to the scheduled vote in which the name of the beneficial owner of such shares is included. The proxy materials or tender offer documents, as applicable, that we will furnish to holders of our SPAC Public Shares in connection with our initial business combination will indicate whether we are requiring SPAC Public Shareholders to satisfy such delivery requirements. Accordingly, a SPAC Public Shareholder would have up to two Business Days prior to the scheduled vote on the initial business combination if we distribute proxy materials, or from the time we send out our tender offer materials until the close of the tender offer period, as applicable, to submit or tender its shares if it wishes to seek to exercise its redemption rights. In the event that a shareholder fails to comply with these or any other procedures disclosed in the proxy or tender offer materials, as applicable, its shares may not be redeemed. Given the relatively short exercise period, it is advisable for shareholders to use electronic delivery of their SPAC Public Shares.
There is a nominal cost associated with the above-referenced process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the broker submitting or tendering shares a fee of approximately $100 and it would be up to the broker whether or not to pass this cost on to the redeeming holder. However, this fee would be incurred regardless of whether or not we require holders seeking to exercise redemption rights to submit or tender their shares. The need to deliver shares is a requirement of exercising redemption rights regardless of the timing of when such delivery must be effectuated.
Any request to redeem such shares, once made, may be withdrawn at any time up to the date set forth in the proxy materials or tender offer documents, as applicable. Furthermore, if a holder of a public share delivered its certificate in connection with an election of redemption rights and subsequently decides prior to the applicable date not to elect to exercise such rights, such holder may simply request that the transfer agent return the certificate (physically or electronically). It is anticipated that the funds to be distributed to holders of our SPAC Public Shares electing to redeem their shares will be distributed promptly after the completion of our initial business combination.

If our initial business combination is not approved or completed for any reason, then our SPAC Public Shareholders who elected to exercise their redemption rights would not be entitled to redeem their shares for the applicable pro rata share of the Trust Account. In such case, we will promptly return any certificates delivered by public holders who elected to redeem their shares.
If our initial proposed business combination is not completed, we may continue to try to complete a business combination with a different target until the end of the completion window.
Redemption of SPAC Public Shares and Liquidation if No Initial Business Combination
The SPAC Articles provide that we will have only the duration of the completion window to complete our initial business combination. If we have not completed our initial business combination within such time period, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter (and subject to lawfully available funds therefor), redeem 100% of the SPAC Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of the initial business combination, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and less up to $100,000 of interest to pay dissolution expenses), divided by the number of SPAC Public Shares then in issue, which redemption will completely extinguish SPAC Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination within the completion window.
Our Sponsor, officers and directors have entered into a letter agreement with us, pursuant to which they have waived their rights to liquidating distributions from Trust Account with respect to any Founder Shares and private shares held by them if we fail to complete our initial business combination within the completion window, although they will be entitled to liquidating distributions from assets outside the Trust Account. However, if our Sponsor or management team acquire SPAC Public Shares, they will be entitled to liquidating distributions from the Trust Account with respect to such SPAC Public Shares if we fail to complete our initial business combination within the allotted completion window.
Our Sponsor, officers and directors have agreed, pursuant to a written agreement with us, that they will not propose any amendment to the SPAC Articles(A) to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or to redeem 100% of our SPAC Public Shares if we do not complete our initial business combination within the completion window or (B) with respect to any other material provisions relating to the rights of holders of SPAC Class A Ordinary Shares or pre-initial business combination activity, in each case unless we provide our SPAC Public Shareholders with the opportunity to redeem their SPAC Public Shares upon approval of any such amendment at a per-share redemption price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable), divided by the number of then outstanding SPAC Public Shares. The non-managing Sponsor investors are not required to (i) hold any units, Class A ordinary shares or public warrants they may purchase for any amount of time, (ii) vote any Class A ordinary shares they may own at the applicable time in favor of our initial business combination or (iii) refrain from exercising their right to redeem their SPAC Public Shares at the time of our initial business combination. The non-managing Sponsor investors will have the same rights to the funds held in the Trust Account with respect to the SPAC Class A Ordinary Shares underlying the units they may purchase as the rights afforded to our other SPAC Public Shareholders. However, if the non-managing Sponsor investors purchase any of the units for which they have expressed to us an interest in purchasing, then the non-managing Sponsor investors will potentially have different interests than our other SPAC Public Shareholders in approving our initial business combination and otherwise exercising their rights as SPAC Public Shareholders because of their indirect ownership of Founder Shares and private units.
We expect that all costs and expenses associated with implementing our plan of dissolution, as well as payments to any creditors, will be funded from IPO proceeds held outside the Trust Account, although we cannot assure you that there will be sufficient funds for such purpose. However, if those funds are not sufficient to cover the costs and expenses associated with implementing our plan of dissolution, to the extent that there is any interest accrued in the Trust Account not required to pay taxes on interest income earned on the Trust Account balance, we may request the trustee to release to us an additional amount of up to $100,000 of such accrued interest to pay those costs and expenses.

If we were to expend all of the net proceeds of the SPAC IPO and the sale of the SPAC Private Placement Units, other than the proceeds deposited in the Trust Account, and without taking into account interest, if any, earned on the Trust Account, the per-share redemption amount received by shareholders upon our dissolution would be approximately $10.05. The proceeds deposited in the Trust Account could, however, become subject to the claims of our creditors which would have higher priority than the claims of our SPAC Public Shareholders. We cannot assure you that the actual per-share redemption amount received by shareholders will not be substantially less than $10.05. While we intend to pay such amounts, if any, we cannot assure you that we will have funds sufficient to pay or provide for all creditors’ claims.
Although we will seek to have all vendors, service providers, prospective target businesses and other entities with which we do business execute agreements with us waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Account for the benefit of our SPAC Public Shareholders, there is no guarantee that they will execute such agreements or even if they execute such agreements that they would be prevented from bringing claims against the Trust Account including but not limited to fraudulent inducement, breach of fiduciary responsibility or other similar claims, as well as claims challenging the enforceability of the waiver, in each case in order to gain an advantage with respect to a claim against our assets, including the funds held in the Trust Account. If any third party refuses to execute an agreement waiving such claims to the monies held in the Trust Account, our management will consider whether competitive alternatives are reasonably available to us and will only enter into an agreement with such third party if management believes that such third party’s engagement would be in the best interests of the company under the circumstances. Examples of possible instances where we may engage a third party that refuses to execute a waiver include the engagement of a third party consultant whose particular expertise or skills are believed by management to be significantly superior to those of other consultants that would agree to execute a waiver or in cases where management is unable to find a service provider willing to execute a waiver. WithumSmith+Brown, PC, our independent registered public accounting firm, and the underwriters of the SPAC IPO will not execute agreements with us waiving such claims to the monies held in the Trust Account. In addition, there is no guarantee that such entities will agree to waive any claims they may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with us and will not seek recourse against the Trust Account for any reason. In order to protect the amounts held in the Trust Account, our Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us (except for the SPAC’s independent auditors), or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.05 per SPAC Public Share and (ii) the actual amount per SPAC Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.05 per share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of our SPAC IPO against certain liabilities, including liabilities under the Securities Act. However, we have not asked our Sponsor to reserve for such indemnification obligations, nor have we independently verified whether our Sponsor has sufficient funds to satisfy its indemnity obligations and we believe that our Sponsor’s only assets are securities of our company. Therefore, we cannot assure you that our Sponsor would be able to satisfy those obligations. As a result, if any such claims were successfully made against the Trust Account, the funds available for our initial business combination and redemptions could be reduced to less than $10.05 per SPAC Public Share. In such event, we may not be able to complete our initial business combination, and you would receive such lesser amount per share in connection with any redemption of your SPAC Public Shares. None of our officers or directors will indemnify us for claims by third parties including, without limitation, claims by vendors and prospective target businesses.
In the event that the proceeds in the Trust Account are reduced below the lesser of (i) $10.05 per SPAC Public Share and (ii) the actual amount per SPAC Public Share held in the Trust Account as of the date of the liquidation of the Trust Account if less than $10.05 per share due to reductions in the value of the trust assets, in each case less taxes payable, and our Sponsor asserts that it is unable to satisfy its indemnification obligations or that it has no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against our Sponsor to enforce its indemnification obligations. While we currently expect that our independent directors would take legal action on our behalf against our Sponsor to enforce its indemnification obligations to us, it is possible that our independent directors in exercising their business judgment may choose not to do so in any particular instance if, for example, the cost of such legal action is deemed by the independent directors to be too high relative to the amount recoverable or if the independent directors determine that a favorable outcome is not likely. Accordingly, we cannot assure you that due to claims of creditors the actual value of the per-share redemption price will not be less than $10.05 per share.
We will seek to reduce the possibility that our Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers, prospective target businesses or other entities with which we do business execute agreements with us waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account. Our Sponsor will also not be liable as to any claims under our indemnity of the underwriters of the SPAC IPO against certain liabilities, including liabilities under the Securities Act. We will have access to the SPAC IPO proceeds held outside of the Trust Account with which to pay any such potential claims (including costs and expenses incurred in connection with our liquidation, currently estimated to be no more than approximately $100,000). In the event that we liquidate and it is subsequently determined that the reserve for claims and liabilities is insufficient, shareholders who received funds from our Trust Account could be liable for claims made by creditors.
If we file a bankruptcy or insolvency petition or an involuntary bankruptcy or insolvency petition is filed against us that is not dismissed, the proceeds held in the Trust Account could be subject to applicable bankruptcy or insolvency law, and may be included in our bankruptcy estate and subject to the claims of third parties with priority over the claims of our shareholders. To the extent any bankruptcy claims deplete the Trust Account, we cannot assure you we will be able to return $10.05 per share to our SPAC Public Shareholders. Additionally, if we file a bankruptcy or insolvency petition or an involuntary bankruptcy or insolvency petition is filed against us that is not dismissed, any distributions received by shareholders could be viewed under applicable debtor/creditor and/or bankruptcy/insolvency laws as either a “preferential transfer” or a “fraudulent conveyance, preference or disposition.” As a result, a liquidator or bankruptcy or other court could seek to recover some or all amounts received by our shareholders. Furthermore, our board of directors may be viewed as having breached its fiduciary duty to us or our creditors and/or may have acted in bad faith, and thereby exposing itself and our company to claims of punitive damages, by paying SPAC Public Shareholders from the Trust Account prior to addressing the claims of creditors. We cannot assure you that claims will not be brought against us for these reasons.
Our SPAC Public Shareholders will be entitled to receive funds from the Trust Account only (i) in the event of the redemption of our SPAC Public Shares if we do not complete our initial business combination within the completion window, (ii in connection with a shareholder vote to amend the SPAC Articles not for the purposes of approving, or in conjunction with the consummation of a business combination(A) to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or to redeem 100% of our SPAC Public Shares if we do not complete our initial business combination within the completion window or (B) with respect to any other material provisions relating to the rights of holders of SPAC Class A Ordinary Shares or pre-initial business combination activity or (iii) if they elect to redeem their respective SPAC Public Shares for cash in connection with any vote on of our initial business combination, subject to applicable law and any limitations (including but not limited to cash requirements) created by the terms of the proposed business combination. In no other circumstances will a shareholder have any right or interest of any kind to or in the Trust Account. In the event we seek shareholder approval in connection with our initial business combination, a shareholder’s voting in connection with the business combination alone will not result in a shareholder’s redeeming its shares to us for an applicable pro rata share of the Trust Account. Such shareholder must have also exercised its redemption rights described above. These provisions of the SPAC Articles, like all provisions of the SPAC Articles, may be amended with a shareholder vote.
Competition
In identifying, evaluating and selecting a target business for our initial business combination, we may encounter competition from other entities having a business objective similar to ours, including other special purpose acquisition companies, private equity groups and leveraged buyout funds, public companies and operating businesses seeking strategic acquisitions. Many of these entities are well-established and have extensive experience identifying and effecting business combinations directly or through affiliates. Moreover, many of these competitors possess financial, technical, human and other resources that are similar to or greater than us. Our ability to acquire larger target businesses will be limited by our available financial resources. This inherent limitation gives others an advantage in pursuing the acquisition of a target business. Furthermore, our obligation to pay cash in connection with the exercise of redemption rights by our SPAC Public Shareholders may reduce the resources available to us for our initial business combination and our issued and outstanding warrants, and the future dilution they potentially represent, may not be viewed favorably by certain target businesses. Either or both of these factors may place us at a competitive disadvantage in successfully negotiating an initial business combination.
Facilities
We currently utilize office space at 110 West 40th Street, New York, NY 10018, provided by an affiliate of our Sponsor. We will reimburse our Sponsor or an affiliate thereof in an amount equal to $40,000 per month for office space, utilities and secretarial, administrative support and officer compensation made available to us. Upon completion of our initial business combination or our liquidation, we will cease paying these monthly fees. We consider our current office space adequate for our current operations.
Employees
We currently have three officers: Messrs. Charlton and Hammad and Ms. Schneck. These individuals are not obligated to devote any specific number of hours to our matters but they intend to devote as much of their time as they deem necessary to our affairs until we have completed our initial business combination. The amount of time they will devote in any time period will vary based on whether a target business has been selected for our initial business combination and the stage of the business combination process we are in. We do not intend to have any full-time employees prior to the completion of our initial business combination.
Directors and Executive Officers
As of the date of this proxy statement/prospectus, SPAC’s directors and officers are as follows:
Thomas Sullivan, aged 63, is the Chairman of the board of directors of SPAC. Since April 14, 2026, Mr. Sullivan has served as the Chairman of the board of directors of NewHold Investment Corp IV, a special purpose acquisition company that is in the process of searching of a business combination. Mr. Sullivan has over 30 years of experience in finance and operations. Mr. Sullivan served as the Chairman of the Board of NewHold Investment Corp. I and II. He has served on numerous boards for over 25 years and has broad leadership skills and extensive operational and financial restructuring experience as well as experience in the fields of private equity and capital markets. From January 2020 until October 2025, Mr. Sullivan served as a trustee on the board of trustees of SMTA liquidating Trust (successor to Spirit MTA REIT). Prior to its dissolution on January 1, 2020 and the establishment of SMTA Liquidating Trust, he served on the board of trustees of Spirit MTA REIT, an externally managed, publicly traded REIT, and was chair of its compensation committee and a member of its audit committee and related party transactions committee. He is a member of the board of directors of Investcorp Credit Management Business and is chairman of the nominating and corporate governance committee. Mr. Sullivan is a member of the advisory board of directors of Heartsong, Inc. He was previously a member of the board of directors, including for several special committees, for Totes Isotoner Corporation as Chairman and for Media General Inc., Hennessy Capital Acquisition Corporation., American Apparel Inc. Millennium Custodial Trust, Accredited Mortgage Loan REIT, New Young Broadcasting Co. and Utility Service Partners, Inc. Mr. Sullivan was the managing partner of Smallwood Partners, LLC, a financial advisory services firm from 2009 to 2015. From 1996 to 2008. Thomas Sullivan was a managing director of Investcorp International, Inc., a global middle market private equity firm. From 1993 to 1996, he was Vice President and Treasurer of The Leslie Fay Companies, Inc. Lastly, from 1984 to 1993, Mr. Sullivan held multiple positions with Arthur Anderson & Co. Mr. Sullivan holds a BS in Accountancy from Villanova University.
Kevin Charlton, aged 60, is the Chief Executive Officer of SPAC. Since April 14, 2026, Mr. Charlton has served as the Chief Executive Officer of NewHold Investment Corp IV, a special purpose acquisition company that is in the process of searching of a business combination. Mr. Charlton has been the Co-Chairman of NewHold Enterprises LLC (“NewHold Enterprises”) since 2017 and has spent more than 25 years in private equity. Mr. Charlton has been a director of Evolv Technologies Holdings, Inc. (Nasdaq: EVLV), formerly known as NewHold Investment Corp., since NewHold Investment Corp. closed its business combination with Evolv Technologies, Inc. in July 2021. He was the Chief Executive Officer of NewHold Investment Corp. from January 2020 until it closed its business combination with Evolv Technologies, Inc. From July 2017 through October 2019, Mr. Charlton served as President, Chief Operating Officer and Vice Chairman of the Board of Directors of Hennessy Capital Acquisition Corp. III, a $275 million NYSE-listed SPAC that merged with NRC Group in October 2018. From July 2015 through February 2017, he served as President, Chief Operating Officer and Vice Chairman of the Board of Directors of Hennessy Capital Acquisition

Corp. II, a $200 million NASDAQ-listed SPAC that merged with Daseke, Inc., in February 2017. He served on the Board of Daseke from the time of the merger in February 2017 through January 2021. From January 2014 through February 2015, Mr. Charlton was the President and Chief Operating Officer of Hennessy Capital Acquisition Corp., a $115 million NASDAQ-listed SPAC that merged with Blue Bird Corporation (NASDAQ: BLBD), the school bus manufacturer, in February 2015. Since 2018, Mr. Charlton has also been the Chairman of American AllWaste LLC, a privately-held environmental services company. Prior to NewHold, Mr. Charlton was with JPMorgan (NYSE: JPM), Investcorp, and Macquarie (ASX: MQG). Mr. Charlton has served on more than 30 boards of directors, and in almost all cases as Chairman or Lead Director on behalf of the majority owner. Prior to his career in private equity, Mr. Charlton was with McKinsey and Company in New York and NASA Headquarters in Washington, DC. Mr. Charlton received his Bachelor’s degree in Aerospace Engineering cum laude from Princeton University in 1988, his Master of Science in Aerospace Engineering with Distinction from the University of Michigan in 1990, and his Master of Business Administration with Honors from the Kellogg School at Northwestern University in 1995.
Polly Schneck, aged 57, is the Chief Financial Officer of SPAC. Since April 14, 2026, Ms. Schneck has served as the Chief Financial Officer of NewHold Investment Corp IV, a special purpose acquisition company that is in the process of searching of a business combination. Since September 2023, Ms. Schneck has served as CFO of NewHold Enterprises LLC, an industrials and services holding company. Ms. Schneck has deep experience as a board member, venture capital investor, management consultant and IT consultant, working with companies ranging from start-ups to large, public entities to improve their financial operations and strategies. Before joining NewHold Enterprises, from January 2009 to September 2023, Ms. Schneck conducted strategy and financial consulting independently and with University of Pennsylvania Pro-bono Alumni Consulting. Ms. Schneck previously served as a partner at Labrador Ventures, an investment professional at Scripps Ventures, and a strategy and IT consultant with PriceWaterhouseCoopers. Ms. Schneck also served as an Emergency Medical Technician with the Bedford Fire Department from August 2009 until April 2024, as a Board Director of the Bedford Fire Department from January 2013 until January 2024, and as Chair of the Board from January 2014-January 2018. Ms. Schneck earned her MBA from the Wharton School of Business at the University of Pennsylvania and her AB cum laude from Princeton University.
Samy Hammad, aged 39, is the President and Chief Operating Officer of SPAC. Since April 14, 2026, Mr. Hammad has served as the President and Chief Operating Officer of NewHold Investment Corp IV, a special purpose acquisition company that is in the process of searching of a business combination. Mr. Hammad previously served as Chief Financial Officer of NewHold Investment Corp. II and has over a decade of experience in investment banking and capital markets practices. Prior to joining NewHold Investment Corp. II, Mr. Hammad worked as a director in the investment banking division at Citigroup from 2014 to 2021, where he covered financial sponsors and SPACs, providing a full range of investment banking services including M&A advisory, acquisition finance, equity and debt offerings and private placements. While at Citigroup, Mr. Hammad worked on and completed over 45 transactions across the consumer, technology, healthcare and industrials verticals, including raising more than $2 billion for SPAC sponsors. Prior to Citigroup, Mr. Hammad worked in the leverage finance group at CIT from 2011 to 2014, where he focused on middle market private equity backed companies in the transportation and aerospace & defense sectors. Mr. Hammad received a Bachelor of Business Administration degree with a focus on Finance from the George Washington University.
Charlie Baynes-Reid, aged 51, is a Board Member and Senior Advisor of SPAC. Since April 14, 2026, Mr. Baynes-Reid has served as a member of the board of directors of NewHold Investment Corp IV, a special purpose acquisition company that is in the process of searching of a business combination. He was previously Chief Operating Officer of NHIC I and II and served as our General Counsel from September 19, 2024 until January 15, 2025. Mr. Baynes-Reid was a founding partner and Managing Director of NewHold Enterprises, having spent more than 20 years in private equity and principal investing, both as a legal advisor and as an investor. Mr. Baynes-Reid has extensive experience working with portfolio companies on acquisitions and divestures, consolidation strategies, debt financing and refinancing, capital markets and exit strategies through private sales, public mergers and initial public offerings (or IPOs). He also has significant knowledge of core legal and regulatory considerations relating to both domestic as well as complex cross border transactions and his sector experience includes companies focusing on logistics, business services, real estate, diversified industrials, renewable energy and financial services. Qualifying as a lawyer in the United Kingdom in 2001 with Simmons & Simmons law firm, he worked in London and Tokyo before moving to the Minter Ellison law firm in Sydney. He joined Macquarie (ASX: MQG) in 2005, based initially in Sydney. In 2007, he relocated to Macquarie’s New York office, where he focused on principal investments and capital markets transactions across multiple jurisdictions, before becoming one of the founding partners of River Hollow Partners in early 2014. In 2017, Mr. Baynes-Reid was a Founding Partner, Managing Director and General Counsel for NewHold Enterprises LLC. Mr. Baynes-Reid received his LLB Honors degree in Business Law from City University, London and is dual-qualified as an English lawyer and a member of the New York Bar. Mr. Baynes-Reid currently serves as General Counsel and CFO of Type One Energy Group, Inc.
Suzy Taherian, aged 57, is an independent member of the board of directors of SPAC. Since April 14, 2026, Ms. Taherian has served as a member of the board of directors of NewHold Investment Corp IV, a special purpose acquisition company that is in the process of searching of a business combination. Since September 2024, Ms. Taherian has served as a member of the Board of Directors and Chair of the Audit Committee of NewHold Investment Corp III, a special purpose acquisition company that is in the process of searching for a business combination target. Ms. Taherian has over 30 years of experience acting as Chief Financial Officer, Chief Operating Officer, and acting Chief Executive Officer for global industrial companies. From October 2021 to April 2023, Ms. Taherian served as a member of the board of directors of NewHold Investment Corp. II. She served as one of the independent directors of NewHold Investment Corp. from July 2020 to July 2021. Ms. Taherian has been the CFO of Carbon Upcycling Technologies since February 2026. Over her career, she has worked on financings of over $5 billion and M&A transactions of over $5 billion. Additionally, Ms. Taherian was an adjunct professor at UC Davis Graduate School of Management for 10 years, teaching courses on International Finance and International Business. She was recognized as Silicon Valley Woman CFO of the Year in 2023 by Finance Executive International. Ms. Taherian wrote numerous articles on board and CFO topics for Forbes.com. Ms. Taherian holds a Bachelor of Science degree in Mechanical Engineering from UC Davis and an MBA from the Kellogg School of Management, Northwestern University.
Brian Mathis, aged 59, is an independent member of the board of directors of SPAC. Since April 14, 2026, Mr. Mathis has served as a member of the board of directors of NewHold Investment Corp IV, a special purpose acquisition company that is in the process of searching of a business combination. Mr. Mathis served as one of the independent directors of NewHold Investment Corp. I and II. Since January 2023, Mr. Mathis has served as a partner and senior advisor with Assemble the Agency, a strategic advisory and communications firm. Prior to joining Assemble, Mr. Mathis co-founded C Street Advisory Group, where he served as Chief Strategy Officer from January 2021 to December 2022, helping business leaders maximize value while fostering more inclusive, equitable, and high-performing organizations. From December 2011 to December 2020, Mr. Mathis has served as a founding partner of Pine Street Alternative Asset Management, an investment management firm specializing in emerging hedge fund managers. Before launching Pine Street in 2011, he was Co-Managing Partner of Provident Group Asset Management, LLC (PGAM), where he played a key role in portfolio construction and capital raising as a member of the investment committee. Prior to that, Mr. Mathis was Managing Director at Advent Capital Management, where he oversaw business development and marketing for multi-strategy, credit, and convertible hedge fund strategies. He also served as Director at Pacific Alternative Asset Management Company (PAAMCO), a leading fund of hedge funds managing over $7.5 billion in assets. His early experience includes roles as Vice President at J.P. Morgan Chase & Co., where he contributed to various private equity groups. Throughout his career, Mr. Mathis has held board positions or advisory roles at several prominent organizations, including PlusFunds (observer), Eastport Operating Partners LP, Edison Schools, LinksCorp, and Bell Sports. Mr. Mathis began his career as a Congressional Black Caucus Fellow, working with the late Honorable John Lewis in the U.S. House of Representatives and with Senator Fritz Hollings on the U.S. Senate Committee on Commerce, Science, and Transportation. He was later appointed to the U.S. Department of the Treasury during the Clinton Administration. Mr. Mathis is a member of the Council on Foreign Relations and an advisory member of the Black Economic Alliance. Currently, Mr. Mathis serves on the Board of Directors for Vericast, a privately held marketing solutions company, and Ares Real Estate Income Trust (AREIT), a diversified real estate platform. Mr. Mathis earned a bachelor’s degree in business administration from the University of Michigan Business School, and both a Juris Doctor and a Master’s Degree in Public Administration from Harvard Law School and the John F. Kennedy School of Government at Harvard University.
Phil Horlock, aged 70, is an independent member of the board of directors of SPAC. Since April 14, 2026, Mr. Horlock has served as a member of the board of directors of NewHold Investment Corp IV, a special purpose acquisition company that is in the process of searching of a business combination. Previously, Mr. Horlock served as a director of Nasdaq-listed Blue Bird Corporation (“Blue Bird”) from February 24, 2015 to December 3, 2025. He was President and CEO of Blue Bird from April 1, 2011 to October 31, 2021. Subsequently, Mr. Horlock was appointed Senior Advisor to Blue Bird until December 31, 2021, after which he became a consultant to the Company until December 31, 2022. Mr. Horlock was reappointed President and CEO of Blue Bird on May 15, 2023 and held that position until his retirement on February 28, 2025. Prior to joining Blue Bird, Mr. Horlock spent over 30 years with Ford Motor Company, where he held senior executive positions in Finance and Operations worldwide. His last three positions with Ford were Chairman & CEO of Ford Motor Land Development, Controller of Corporate Finance and CFO Ford Asia Pacific & Africa. While at Ford, Mr. Horlock served on the Advisory Board of Mazda Motor Corporation and also previously served as a director of publicly-traded LoJack Corporation. Mr. Horlock holds a B.S. degree in Psychology and Mathematics from Sheffield University in England. He also completed the Ford Executive Development Program (Capstone) through the University of Michigan.
Scott Scharfman, aged 64, is an independent member of the board of directors. Since April 14, 2026, Mr. Scharfman has served as a member of the board of directors of NewHold Investment Corp IV, a special purpose acquisition company that is in the process of searching of a business combination. Since October 2021, he has served as a Board Member and Advisor at Jupiter Intelligence, Inc., a firm specializing in the analysis of climate change risks. Prior to this, he was a Managing Director at Mill Road Capital from 2006 to 2019 and at Robertson Stephens from 2001 to 2002. He also served as Chief Financial Officer at Mercata, Inc. from 2000 to 2001. His early career includes a tenure as Managing Director in the Equity Capital Markets Department at Bear, Stearns & Co. Inc., where he worked from 1994 to 2000, following his role as Vice President at The Blackstone Group. Mr. Scharfman holds an A.B. degree, cum laude, from Princeton University.
Matt Yerbic, aged 56, is an independent member of the board of directors of SPAC. Since April 14, 2026, Mr. Yerbic has served as a member of the board of directors of NewHold Investment Corp IV, a special purpose acquisition company that is in the process of searching of a business combination. Since June 2021, Mr. Yerbic serves as Executive Chairman at Aviation Technical Services. From August 2008 to June 2021, Mr. Yerbic served as President and Chief Executive Officer of Aviation Technical Services. He has more than 20 years of experience in all facets of the aviation industry. Prior to Aviation Technical Services, Mr. Yerbic served in several executive positions at Alaska Airlines including the Managing Director for the State of Alaska, Managing Director of Station Operations and the business leader for Alaska Air Cargo, serving both Alaska and Horizon Air. In 2008, Mr. Yerbic was hired by Macquarie Capital Investment as Chief Commercial Officer for the Taurus Aerospace Group and subsequently took on the role of the President of ATS. Mr. Yerbic studied at Oregon State University between 1988 and 1989 and at the University of Alaska Anchorage between 1989 and 1991.
Conflicts of Interest
Under Cayman Islands law, directors and officers owe the following fiduciary duties: duty to act in good faith in what the director or officer believes to be in the best interests of the company as a whole;
•	duty to exercise powers for the purposes for which those powers were conferred and not for a collateral purpose;
•	duty to not improperly fetter the exercise of future discretion;
•	duty to exercise authority for the purpose for which it is conferred and a duty to exercise powers fairly as between different sections of shareholders;
•	duty not to put themselves in a position in which there is a conflict between their duty to the company and their personal interests; and
•	duty to exercise independent judgment.
In addition to the above, directors also owe a duty of care which is not fiduciary in nature. This duty has been defined as a requirement to act as a reasonably diligent person having both the general knowledge, skill and experience that may reasonably be expected of a person carrying out the same functions as are carried out by that director in relation to the company and the general knowledge, skill and experience of that director.

Below is a table summarizing the entities to which NewHold’s executive officers and directors currently have fiduciary duties or contractual obligations:

Individual	Entity	Entity’s Business	Affiliation
Kevin Charlton	NewHold Enterprises, LLC	Investment firm	Co-Chairman

	American AllWaste LLC	Growth platform focused on non-hazardous liquid waste industry	Director

	Evolv Technologies Holdings, Inc.	Provider of AI touchless security screening systems	Director

	NewHold Investment Corp IV	Special Purpose Acquisition Company	Chief Executive Officer

Thomas J. Sullivan	Investcorp Credit Management BDC, Inc.	Credit manager	Director

	NewHold Investment Corp IV	Special Purpose Acquisition Company	Chairman

Charlie Baynes-Reid	Type One Energy Group	Energy company	General Counsel and CFO

	NewHold Investment Corp IV	Special Purpose Acquisition Company	Director

Brian Mathis	Vericast Corp.	Marketing	Director

	Assemble the Agency	Media Agency	Partner

	NewHold Investment Corp IV	Special Purpose Acquisition Company	Director

Phil Horlock	NewHold Investment Corp IV	Special Purpose Acquisition Company	Director

Matt Yerbic	Aviation Technical Services, Inc.	Aviation	Executive Chairman

	NewHold Investment Corp IV	Special Purpose Acquisition Company	Director

Suzy Taherian	Carbon Upcycling Technologies	Waste and Carbon Utilization Company	Chief Financial Officer

	Heffernan Insurance Brokers	Insurance	Director

	NewHold Investment Corp IV	Special Purpose Acquisition Company	Director

Individual	Entity	Entity’s Business	Affiliation
Scott Scharfman	Jupiter Intelligence, Inc.	Climate Risk Analytics	Director

	NewHold Investment Corp IV	Special Purpose Acquisition Company	Director

Polly Schneck	NewHold Enterprises LLC	Investment firm	Chief Financial Officer

	NewHold Investment Corp IV	Special Purpose Acquisition Company	Chief Financial Officer

Samy Hammad	NewHold Enterprises LLC	Investment firm	Managing Director

	American Allwaste LLC	Growth platform focused on non-hazardous liquid waste industry	Director

	NewHold Investment Corp IV	Special Purpose Acquisition Company	President and Chief Operating Officer

As set out above, directors have a duty not to put themselves in a position of conflict and this includes a duty not to engage in self-dealing, or to otherwise benefit as a result of their position at the expense of the company. However, in some instances what would otherwise be a breach of this duty can be forgiven and/or authorized in advance by the shareholders provided that there is full disclosure by the directors. This can be done by way of permission granted in the memorandum and articles of association or alternatively by shareholder approval at general meetings. Each of our officers and directors presently has, and any of them in the future may have additional, fiduciary, contractual or other obligations or duties to one or more other entities pursuant to which such officer or director is or will be required to present a business combination opportunity to such entities. Accordingly, if any of our officers or directors becomes aware of a business combination opportunity which is suitable for an entity to which he or she has then current fiduciary or contractual obligations, he or she will honor his or her fiduciary or contractual obligations to present such business combination opportunity to such other entity, subject to their fiduciary duties under Cayman Islands law. Our amended and restated memorandum and articles of association provide that, to the fullest extent permitted by law: (i) no individual serving as a director or an officer, among other persons, shall have any duty, except and to the extent expressly assumed by contract, to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as us, and (ii) we renounce any interest or expectancy in, or in being offered an opportunity to participate in, any potential transaction or matter which (a) may be a corporate opportunity for any director or officer, on the one hand, and us, on the other or (b) the presentation of which would breach an existing legal obligation of a director or officer to any other entity. As a result, the fiduciary duties or contractual obligations of our officers or directors could materially affect our ability to complete our initial business combination.
In addition, our sponsor and our officers and directors may sponsor or form other special purpose acquisition companies similar to ours or may pursue other business or investment ventures during the period in which we are seeking an initial business combination. As a result, our sponsor, officers and directors could have conflicts of interest in determining whether to present business combination opportunities to us or to any other special purpose acquisition company with which they may become involved. Any such companies, businesses or investments may present additional conflicts of interest in pursuing an initial business combination target, which could materially affect our ability to complete our initial business combination.

Legal Proceedings
We may be subject to legal proceedings, investigations and claims incidental to the conduct of our business from time to time. We are not currently a party to any material litigation or other legal proceedings brought against us. We are also not aware of any legal proceeding, investigation or claim, or other legal exposure that has a more than remote possibility of having a material adverse effect on our business, financial condition or results of operations.

SPAC’S MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS
The following discussion and analysis of SPAC’s ﬁnancial condition and results of operations should be read in conjunction with the ﬁnancial statements of SPAC and the notes related thereto which are included elsewhere in this proxy statement/prospectus. Certain information contained in the discussion and analysis set forth below includes forward-looking statements that involve risks and uncertainties. SPAC’s actual results may differ materially from those anticipated in these forward-looking statements as a result of many factors, including those set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements.” For purposes of this section, “we” “us” “our” and “SPAC” shall refer to NewHold Investment Corp III.
Overview
We are a blank check company incorporated on August 13, 2024 as a Cayman Islands exempted company and formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. However, our management team had been actively in discussions with potential business combination partners in their capacity as officers of NewHold Investment Corp. I (“NHIC I”) and NewHold Investment Corp. II (“NHIC II”), and we may pursue business combination partners that had previously been in discussions with NHIC I or NHIC II’s management teams. We may pursue an initial business combination in any business or industry. We intend to effectuate our initial business combination using cash from the proceeds of the SPAC IPO and the private placement of the SPAC Private Placement Units, the proceeds of the sale of our shares in connection with our initial business combination (pursuant to forward purchase agreements or backstop agreements we may enter into following the consummation of the SPAC IPO or otherwise), shares issued to the owners of the target, debt issued to bank or other lenders or the owners of the target, or a combination of the foregoing.
On March 3, 2025, the SPAC completed (i) its IPO of 20,125,000 SPAC Units at an offering price of $10.00 per SPAC Unit, including the exercise in full by the underwriter of an option to purchase up to 2,625,000 SPAC Units at the offering price to cover over-allotments and (ii) a private placement of 780,100 SPAC Private Placement Units with the Sponsor and the underwriter in the SPAC IPO at a price of $10.00 per SPAC Unit (or $7,801,000 in aggregate). Each SPAC Unit consists of one SPAC Class A Ordinary Share and one-half of one SPAC Public.
The net proceeds from the SPAC IPO, together with certain of the proceeds from the sale of the SPAC Private Placement Units, totaling $202,256,000 in the aggregate, were placed in a Trust Account with Continental Stock Transfer & Trust Company established for the benefit of the SPAC Public Shareholders and the underwriter of the SPAC IPO. The amount deposited into the Trust Account includes $0.35 per unit, or $7,043,750 in the aggregate, payable to BTIG for deferred underwriting commissions. Except for the withdrawal of interest earned on the amounts in the Trust Account to fund the SPAC’s taxes, or upon the redemption by the SPAC Public Shareholders in connection with certain amendments to the SPAC Articles, none of the funds held in the Trust Account will be released until the completion of the SPAC’s initial business combination or the redemption by the SPAC of 100% of the outstanding SPAC Public Shares issued by the SPAC IPO if the SPAC does not consummate an initial business combination within 24 months after the closing of the SPAC IPO.
As of December 31, 2025, we held cash of $1,198,000, current liabilities of $1,251,000 (including approximately $453,000 of deferred compensation to related parties that is not due until the closing of a business combination), and deferred underwriting fees payable of $7,043,750. As of March 31, 2026, we held cash of $1,389,000, current liabilities of $209,000, and deferred underwriting fees payable of $7,044,000. Further, we expect to incur significant costs in the pursuit of our initial business combination. We cannot assure you that our plans to complete our initial business combination will be successful.
Results of Operations and Known Trends or Future Events
We have neither engaged in any operations nor generated any revenues to date. Our only activities since inception have been organizational activities and those necessary to prepare for our public offering and, subsequent to the offering, identifying and completing a suitable Business Combination. Following the SPAC IPO, we will not generate any operating revenues until after completion of our initial business combination. We will generate non-operating income in the form of interest income on cash and cash equivalents after the SPAC IPO. We incur expenses as a result of being a public company (for legal, financial reporting, accounting and auditing compliance), as well as for due diligence expenses.

General and administrative costs and loss from operations—For the year ended December 31, 2025 and for the period from August 13, 2024 (inception) to December 31, 2024, we incurred general and administrative costs of approximately $2,090,000 and $90,000, respectively, consisting of costs associated with our public reporting, listing, insurance and other general and administrative costs of approximately $526,000 and $377,000, respectively, approximately $400,000 and $0 of costs charged by our Sponsor for office space, utilities and secretarial and administrative support, approximately $453,000 charged for deferred compensation to management and approximately $711,000 and $0 associated with our search for a business combination.
For the three months ended March 31, 2026, we incurred general and administrative costs of approximately $1,150,000 consisting of costs associated with our public reporting, listing, and insurance of approximately $93,000, approximately $120,000 of costs charged by our Sponsor for office space, utilities and secretarial and administrative support, approximately $135,000 for management compensation that is deferred for payment until the closing of a business combination and approximately $802,000 associated with our search for a business combination. For the three months ended March 31, 2025, we incurred general and administrative costs of approximately $267,000 consisting primarily of costs associated with our public reporting and listing, approximately $40,000 of costs charged by our Sponsor for office space, utilities and secretarial and administrative support; insurance and consulting costs associated with administrating our affairs prior to our public offering.
Other income—Other income earned during the year ended December 31, 2025 and for the period from August 13, 2024 (inception) to December 31, 2024 totaled approximately $7,008,000 and $0, respectively, primarily resulting from interest earned on the assets in the Trust Account.
Other income earned during the three months ended March 31, 2026 totaled approximately $1,854,000 including approximately $1,847,000 earned in the Trust which is generally not available for operations. Other income earned during the three months ended March 31, 2025 totaled approximately $660,000, including approximately $657,000 earned in the Trust which is generally not available to us for operations.
Liquidity and Capital Resources
Our liquidity needs prior to the completion of the SPAC IPO were satisfied through (i) $25,000 paid by the Sponsor to cover certain of our offering and formation costs in exchange for the issuance of the Founder Shares to our Sponsor and (ii) loans from our Sponsor aggregating approximately $242,000, all of which was repaid upon closing of the SPAC IPO.
On March 3, 2025, we consummated the SPAC IPO of 20,125,000 SPAC Units, which includes the full exercise by the underwriters of their over-allotment option in the amount of 2,625,000 SPAC Units, at $10.00 per SPAC Unit, generating gross proceeds of $201,250,000. Simultaneously with the closing of the SPAC IPO, we consummated the sale of 780,100 SPAC Private Placement Units, at a price of $10.00 per SPAC Private Placement Unit, in a private placement to the Sponsor, generating gross proceeds of $7,801,000. The net proceeds from the SPAC IPO, together with certain of the proceeds from the sale of the SPAC Private Placement Units, totaling $202,256,000 in the aggregate, were placed in the Trust Account.
As of December 31, 2025 and March 31, 2026, we had cash held in Trust Account of $209,220,000 and $211,067,000, respectively, to be invested only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations and/or held as cash or cash items (including in demand deposit accounts). We may withdraw interest to pay our taxes, if any. Our annual income tax obligations will depend on the amount of interest and other income earned on the amounts held in the Trust Account. We expect the interest earned on the amount in the Trust Account will be sufficient to pay our taxes. To the extent that our equity or debt is used, in whole or in part, as consideration to complete our initial business combination, the remaining proceeds held in the Trust Account will be used as working capital to finance the operations of the target business or businesses, make other acquisitions and pursue our growth strategies.
As of December 31, 2025 and March 31, 2026, the SPAC had approximately $1,198,000 and $624,000 in cash, respectively. Further, the SPAC has incurred and expects to continue to incur significant costs in pursuit of its financing and acquisition plans. In connection with the SPAC’s assessment of going concern considerations in accordance with Accounting Standards Update 2014-15, “Disclosures of Uncertainties about an Entity’s Ability to Continue as a Going Concern,” as of December 31, 2025, the SPAC believes that it has sufficient funds for the working capital needs of the SPAC until a minimum of one year from the date of issuance of these condensed financial statements. The SPAC cannot ensure that its plans to consummate an initial Business Combination, or to raise additional capital, if necessary, will be successful.

We do not believe we will need to raise additional funds following the SPAC IPO in order to meet the expenditures required for operating our business prior to our initial business combination. However, if our estimates of the costs of identifying a target business, undertaking in-depth due diligence and negotiating an initial business combination are less than the actual amount necessary to do so, we may have insufficient funds available to operate our business prior to our initial business combination. In order to fund working capital deficiencies or finance transaction costs in connection with an intended initial business combination, our Sponsor or an affiliate of our Sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required. If we complete our initial business combination, we would repay such loaned amounts. In the event that our initial business combination does not close, we may use amounts held outside the Trust Account to repay such loaned amounts but no proceeds from our Trust Account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into private units of the post business combination entity at a price of $10.00 per unit at the option of the applicable lender. Such units would be identical to the private units. The terms of such loans, if any, have not been determined and no written agreements exist with respect to such loans. Prior to the completion of our initial business combination, we do not expect to seek loans from parties other than our Sponsor or an affiliate of our Sponsor as we do not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in our Trust Account.
Moreover, we may need to obtain additional financing to complete our initial business combination, either because the transaction requires more cash than is available from the proceeds held in our Trust Account or because we become obligated to redeem a significant number of our SPAC Public Shares upon completion of the business combination, in which case we may issue additional securities or incur debt in connection with such business combination. If we raise additional funds through equity or convertible debt issuances, our SPAC Public Shareholders may suffer significant dilution and these securities could have rights that rank senior to our SPAC Public Shares. If we raise additional funds through the incurrence of indebtedness, such indebtedness would have rights that are senior to our equity securities and could contain covenants that restrict our operations. Further, as described above, due to the anti-dilution rights of our Founder Shares, our SPAC Public Shareholders may incur material dilution. In addition, we intend to target businesses with enterprise values that are greater than we could acquire with the net proceeds of the SPAC IPO and the sale of the private units, and, as a result, if the cash portion of the purchase price exceeds the amount available from the Trust Account, net of amounts needed to satisfy any redemptions by the SPAC Public Shareholders we may be required to seek additional financing to complete such proposed initial business combination. We may also obtain financing prior to the closing of our initial business combination to fund our working capital needs and transaction costs in connection with our search for and completion of our initial business combination. There is no limitation on our ability to raise funds through the issuance of equity or equity-linked securities or through loans, advances or other indebtedness in connection with our initial business combination, including pursuant to forward purchase agreements or backstop agreements we may enter into following consummation of the SPAC IPO. Subject to compliance with applicable securities laws, we would only complete such financing simultaneously with the completion of our initial business combination. If we are unable to complete our initial business combination because we do not have sufficient funds available to us, we will be forced to liquidate the Trust Account. In addition, following our initial business combination, if cash on hand is insufficient, we may need to obtain additional financing in order to meet our obligations.
Off-balance sheet financing arrangements
As of December 31, 2025 and March 31, 2026, we have no obligations, assets or liabilities which would be considered off-balance sheet arrangements. We do not participate in transactions that create relationships with unconsolidated entities or financial partnerships, often referred to as variable interest entities, which would have been established for the purpose of facilitating off-balance sheet arrangements.
We have not entered into any off-balance sheet financing arrangements, established any special purpose entities, guaranteed any debt or commitments of other entities, or entered into any agreements for non-financial assets.
Contractual obligations
As of December 31, 2025 and March 31, 2026, we did not have any long-term debt, capital lease obligations, operating lease obligations or long-term liabilities.
Underwriting Agreement
The underwriters were paid a cash underwriting discount of $0.20 per SPAC Unit, or $4,025,000 in the aggregate, upon the closing of the SPAC IPO and full exercise of the over-allotment option. In addition, $0.35 per unit, or approximately $7,043,750 in the aggregate will be payable to the underwriters for deferred underwriting commissions. The deferred fee will become payable to the underwriters from the amounts held in the Trust Account solely in the event that we complete a Business Combination, subject to the terms of the underwriting agreement.
Administrative Support Agreement
In connection with the Initial Public Offering, we entered into an administrative support agreement with an affiliate of our Sponsor pursuant to which the SPAC pays such affiliate $40,000 per month for office space, utilities and secretarial and administrative support.
Critical Accounting Estimates
The preparation of financial statements and related disclosures in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and income and expenses during the periods reported. Actual results could materially differ from those estimates.

INFORMATION ABOUT NEWCLEO
References in this section to “we,” “our,” “us,” the “Company” or “newcleo” generally refer to newcleo plc and its subsidiaries.
Overview
Our Mission
Our mission is to help address the growing global demand for clean, flexible, affordable and secure energy sources through deploying a new generation of AMR Generation IV LFRs. These reactors are designed to be intrinsically safe and/or equipped with highly reliable safety features and are intended to be powered with MOX fuel that we plan to derive from already existing spent nuclear fuel. In pursuing our mission, we are combining proven, de-risked technologies with proprietary and modernized reactor and MOX fuel manufacturing approaches, alongside an innovative and vertically integrated business model that enables the closure of the nuclear fuel cycle. We believe this integrated approach has the potential to deliver safer, cleaner, virtually inexhaustible, and reliable nuclear energy at a competitive cost, while promoting energy independence and meeting the growing demand for reliable power.
Overview and Competitive Strengths
newcleo was founded in 2021 with the purpose of redefining the energy industry through the development and deployment of a scalable, next-generation nuclear energy platform. We believe that global demand for reliable and sustainable energy is accelerating. According to the IEA’s World Energy Outlook (2025), global power demand is projected to more than double from current levels to approximately 60,000 TWh in 2050. To address the increase in demand, newcleo is pursuing a two-part strategy: selling licenses for our LFR-related IP to commercial and industrial end-users and supplying these reactors with recycled MOX fuel fabricated at our planned MOX manufacturing facilities.
We are developing a proprietary 200 MWe LFR that is designed for safe, efficient and flexible energy generation. Our deployment model is based on modular construction with prefabricated critical components, which we believe will reduce construction timelines and support co-located deployment across a range of industrial and utility end customers, including data centers and AI infrastructure, high-temperature process heat, hydrogen production, e-fuels and chemicals, and steel and cement decarbonization. In parallel with LFR development, we are advancing MOX fuel manufacturing technology, intended to supply MOX fuel to our proprietary reactor design, and potentially other conventional and advanced nuclear reactor platforms. We believe this approach will enhance MOX fuel supply security, support the long-term operation of our LFR fleet and hedge against rising uranium and enrichment costs inherent in non-recycled fuel strategies, while ensuring a stable, geopolitically insulated fuel cost and long-term energy price certainty.
The technologies underpinning our LFRs and MOX manufacturing approach are well-established, having been demonstrated over multiple decades in European research and commercial industrial programs. We believe the proven nature of these technologies reduces the deployment and timeline risks of our products and has allowed us to focus on optimizing the safety, cost, and output profiles of our designs. Our extensive intellectual property portfolio—spanning 31 patent families (i.e., a collection of patent applications covering the same or similar technical content)—enables us to refine these proven technologies by minimizing system complexity and introducing automation and compartmentalization features, all while meeting or exceeding international safety standards. As our technology is specifically configured to utilize fissile nuclear material recovered from spent nuclear fuel, we are well positioned to take advantage of the significant energy stockpile embedded in what is currently considered as nuclear waste.
newcleo has achieved several significant technical, regulatory and commercial milestones to date. At the ENEA Brasimone Research Center (“Brasimone”), newcleo has completed the construction of OTHELLO, a 2 MWt liquid-lead experimental loop qualifying and testing newcleo’s LFR’s main components. Since entering into our collaboration with ENEA in 2022, we have invested approximately €69 million at Brasimone and have approximately 30 engineers working on site. We believe Brasimone provides one of the most significant existing platforms for lead-cooling technology development and qualification. OTHELLO is operational and is designed to support the validation of key LFR primary-system components, including the steam generator, primary pump and fuel assembly, as well as thermal-hydraulic performance. Currently, newcleo is constructing PRECURSOR, a 10 MWt electricity-generating, non-nuclear demonstration reactor system that is expected to be the final major milestone prior to FOAK LFR licensing and deployment. PRECURSOR is intended to integrate multiple subsystems and test full-plant behavior at a scale and level of system complexity that we believe will be representative of our FOAK LFR. We currently expect PRECURSOR’s construction to be completed by the end of 2026.
We are also advancing a dual-jurisdiction regulatory strategy. newcleo has initiated pre-application engagement with the NRC for both the LFR technology and MOX manufacturing facility. In the United States, on October 17, 2025, we announced a cooperation with Oklo to evaluate the development of advanced fuel manufacturing infrastructure. The contemplated facility is intended to supply MOX and other advanced fuels for our LFRs and potentially for Oklo and other third-party advanced reactor designs. Subject to customary approvals, we plan to invest between $2.2 billion and $2.6 billion via a newcleo-affiliated investment vehicle. We expect our investment to occur over the next 5 to 6 years throughout the site development / FID achievement phase and the construction phase. We are exploring non-dilutive financing sources as well as equity and debt financing sources for the facility. There is no guarantee that we will obtain financing. In addition, in November 2025, we submitted a joint application with Oklo under the DOE surplus plutonium utilization process. We have also entered into a cooperation agreement with Oklo to respond to the DOE Surplus Plutonium Utilization Program request for application and develop advanced fuel manufacturing infrastructure in the U.S., and a proposed cooperative research and development agreement with the DOE’s Savannah River National Laboratory, which remains subject to DOE approval, to support our FOAK LFR and MOX factory for siting-characterization initiatives as well as for fuel recycle technologies, waste treatment, packaging and transportation and regulatory pathway assessment. On May 26, 2026, Oklo announced that it was selected by the DOE, alongside four other advanced nuclear companies, for advanced negotiations under the Surplus Plutonium Utilization Program. Under this partnership, Oklo would lead the utilization of surplus plutonium, while we would bring relevant fuel-cycle experience and potential project capital, subject to definitive agreements, customary approvals, and applicable U.S. security and safeguards requirements. We view the program as a pathway for disposal through use: converting material that already exists into fuel for advanced reactors, using it to generate reliable electricity, and consuming it through fission under stringent security, safeguards, and material control requirements. In doing so, the program can turn a long-term material management challenge into a domestic energy source. The cooperation remains subject to DOE award, definitive agreements, regulatory approvals, financing, site selection and other conditions, and there can be no assurance that any advanced fuel manufacturing facility will be developed or operated. In addition, in April 2026, newcleo submitted a joint application under the DOE GENESIS Mission, together with the University of Chicago and Fermilab, for the development of AI-enabled characterization and quality assurance systems for MOX fuel fabrication. The project is focused on automating inspection and qualification processes to support the development of newcleo’s MOX fuel manufacturing plant, with expected benefits including reduced manual handling, enhanced worker safety and lower overall fuel-fabrication costs. The application remains subject to DOE award selection and applicable regulatory approvals.
In France, we have established an active licensing dialogue with the ASNR, including submission of safety options files for our MOX facility and key LFR safety functions. In July 2026, ASNR published its opinion on the safety features proposed for our planned French MOX fuel facility, concluding that the provisions adopted for our safety approach are satisfactory at this stage and, overall, are capable of meeting the objectives established under the applicable French nuclear safety framework, while also identifying areas to be further developed as the project advances. The LFR submission in December 2025 is currently being reviewed and assessed. On November 5, 2025, newcleo was granted an option to purchase the land that will serve as the site for the Nogent plant by the local authorities, and we have since commenced site characterization activities.
Commercially, we are progressing site development and strategic partnerships to enable deployment. We have formed joint ventures and cooperation agreements with leading industry participants, including Newvys a.s. (“Newvys”), our joint venture with Jadrová a vyraďovacia spoločnosť, a.s. (“JAVYS”), a Slovak state-owned company, for the potential deployment of up to four LFR-AS-200 reactors at the Bohunice nuclear site in Slovakia.
We have also formed Next-N, our joint venture with NextChem, part of MAIRE Group, for the engineering of the conventional island and potential third-party SMR applications. In addition to conventional island and balance-of-plant engineering services, our collaboration with NextChem is expected to support the evaluation of potential applications of our LFR technology in low-carbon hydrogen and ammonia production, including opportunities where high-temperature heat and reliable power may be used to decarbonize industrial processes, as well as to create new IP and accelerate LFR commercialization. Any such applications remain subject to technical and commercial feasibility, regulatory approvals and definitive customer arrangements.

newcleo’s LFR-AS-200 has also been included in the OECD Nuclear Energy Agency’s Small Modular Reactor Dashboard, which provides a comprehensive assessment of the progress made by SMR designers and companies worldwide. The NEA SMR Dashboard assesses progress beyond technical feasibility across additional dimensions of readiness, including licensing, siting, financing, supply chain, engagement and fuel.
In the latest Edition 3.1 of the Dashboard (released on 30 January 2026), which reflects the first rolling update cycle with participation from 21 SMR developers, the LFR-AS-200 demonstrates a strong positioning relative to its peers. The reactor is described as a fast-spectrum, lead-cooled design, and its progress is assessed across all readiness categories. The latest assessment provides a detailed benchmarking of the LFR-AS-200’s position:
•	Ranked #11 out of 63 SMR designs overall, with a total score of 22/36;
•	Ranked #2 among 17 fast reactor designs globally, closely following TerraPower’s Natrium;
•	Ranked #1 among eight European fast reactors designs;
•	Ranked #1 among 10 French SMR designs;
•	Ranked #1 among marine-capable fast reactors; and
•	Positioned #2 among 19 European SMRs overall, just behind Rolls-Royce SMR and ahead of NUWARD.
newcleo believes its inclusion in the NEA SMR Dashboard provides an internationally recognized third-party reference point for the maturity and positioning of its LFR technology relative to other emerging SMR technologies, although such inclusion does not constitute regulatory approval, certification or endorsement of newcleo’s technology.
We believe that our business model and technology provide several competitive advantages that will advance our overall vision:
•
Existing de-risked, safe technology, with an innovative approach—Our LFR and MOX technologies are based upon decades of established nuclear engineering and operating experience, including the use of fast reactor technology, lead as a coolant and MOX fuel fabrication in existing nuclear programs. We believe this provides a de-risked technical foundation relative to technologies that depend on wholly novel physics, fuel forms or reactor concepts. At the same time, our approach applies these established principles through a modernized reactor design, modular construction model and prefabricated critical components, which we believe can reduce on-site construction complexity, support more efficient project execution, enhance design safety characteristics and provide greater siting and application flexibility compared to certain other reactor and fuel technologies.

•
Unique, vertically integrated business model—Our capabilities span reactor design, MOX fuel manufacturing, engineering and manufacturing of key reactor components, which we believe will create revenue opportunities across the nuclear value chain. In addition to manufacturing MOX fuel for customers building and operating our LFR, we believe our manufacturing, engineering, procurement and construction management subsidiaries will enable us to generate pre-COD revenues from engineering services and key reactor components, as well as post-COD revenues from ongoing engineering, component maintenance and replacement services over the life of the LFR and MOX infrastructure.

•
Differentiated fuel supply—Our LFR is designed to operate with MOX fuel, produced spent plutonium and/or depleted uranium, avoiding costs for natural uranium sourcing and for any enrichment services. We believe this provides us with a significant security-of-supply advantage, as the existing spent nuclear fuel can be recycled, and potentially recycled multiple times, to provide centuries’ worth of energy, exploiting a closed fuel cycle, and mitigating risks associated with market volatility and geopolitical uncertainty.

•
Inherent benefits of fast fission power—Our LFR employs fast neutron fission technology, which is designed to use uranium and plutonium more efficiently, greatly reducing both the volume and radiotoxicity of spent nuclear material. As a result, we believe that the application areas and cost profile of power produced through our LFR technology could be competitive with that of traditional, higher emissions energy sources.

•
Experienced and technical team led by seasoned founders—Our founders are nuclear engineers and physicists with decades-long track records of developing and deploying complex nuclear technologies, while possessing senior executive experience at publicly traded companies. Our technical leadership and engineering organization harnesses deep European scientific and engineering expertise across lead cooled reactor technologies and MOX fuel manufacturing activities, which we plan to leverage across global markets.

Industry and Market Opportunity
Global energy consumption is rising at record pace amid a backdrop of a changing geopolitical landscape and concerns of environmental degradation. According to the IEA World Energy Outlook (2025), global demand for electric power is projected to more than double by 2050. This significant increase is driven by electrification of transportation and heating, economic development in emerging regions, and new industrial load. The expansion of data centers for AI and cloud computing comprises the majority of new industrial load, with data center electricity consumption set to double to around 945 TWh by 2030 (IEA Energy and AI Special Report, 2025). To meet demand requirements, specifically of 24/7 industrial and data center load, balance renewable intermittency and replace retired fossil assets, meaningful baseload generation is needed.
Regional dynamics shape the global supply and demand landscape, including geopolitical considerations, national security concerns, local policy (e.g., manufacturing onshoring incentives, carbon taxes) and market pricing. In the U.S., the AI infrastructure race and industrial re-shoring, coupled with substantial near/medium-term coal retirements, necessitate significant infrastructure expansion. In Central and Eastern Europe, rising power prices and a shift away from foreign-supplied fuel will inform the sources of new capacity. In Europe broadly, emissions policies and clean energy initiatives will continue to incentivize carbon-free sources of new capacity and accelerate retirements of legacy fossil assets.
Nuclear energy is a critical part of the supply solution, with unique attributes that address key concerns of the evolving landscape. Nuclear energy is reliable and energy-dense, providing baseload power using a relatively small amount of space and resources. Nuclear power plants produce clean energy and have among the lowest lifecycle carbon emissions of any low-carbon energy source per the Intergovernmental Panel on Climate Change. These qualities have led global policymakers to prioritize new nuclear as part of the future generation mix. At COP28, over 25 countries including the United States, France and Slovakia, signed a declaration to increase nuclear capacity by 200% by 2050 globally. In the United States, the Trump Administration has issued executive orders calling to increase domestic nuclear capacity by up to 300% by 2050 (E.O. 14300).
As of March 2026, there is 401 gigawatt (“GW”) of operating nuclear capacity produced globally through 438 reactors across 31 countries with an additional 85 GW under construction (World Nuclear Association, 2026). The United States operates the largest national fleet by net capacity with 97 GW. Over the past few decades, 102 reactors have been built, primarily in China (World Nuclear Association, 2026). Amid geopolitical shifts and anticipated demand growth, new nuclear energy has had a renewed focus on the global stage. The European SMR Industrial Alliance, of which newcleo is one of nine selected projects, forecasts European SMR capacity of 17-53 GW by 2050 for electricity generation and industrial process applications. The focus on nuclear power is not limited to the United States and Europe, with governments across the Middle East (United Arab Emirates, Saudi Arabia) Asia (Japan, China, India), and other regions establishing programs to develop and expand nuclear capabilities.
Within the broader nuclear market, there is a specific opportunity for “new nuclear” capabilities, including AMRs and fuel recycling. AMR reactor technology is scalable and cost-effective, with modular design, improved safety features and reduced construction timelines. Modular building and serial production of components can reduce costs through learning-curve effects. The operational efficiencies and broadened siting possibilities new nuclear creates ultimately expand the applications of nuclear energy to include powering remote areas or even large data centers.
Products
LFR
We are developing a proprietary modular 200 MWe (480 MWt) fast reactor, which is designed to allow multiple units to be deployed on a single site. Our LFR is an AMR reactor designed for safe, efficient and flexible energy generation using liquid lead as its coolant in a fast neutron spectrum and MOX fuel made from reprocessed spent nuclear material. The 200 MWe output has been specifically designed to make our reactors economically viable while also enabling fast construction, owing to the possibility of manufacturing components in factories and transporting them pre-assembled to the site.
Our LFR technology is designed to address the safety and commercial requirements of new nuclear power generation. The design leverages the physical properties of lead, including its high boiling point, limited chemical reactivity with air or water, strong retention of fission products and high thermal inertia to help mitigate the risk of failure. Combined with our simple pool design, our reactors operate at atmospheric pressure, eliminating the pressure vessel and piping systems of traditional reactors as well as the risk of loss of coolant-related accidents. Additionally, the modular configuration and small footprint of the LFRs, together with their high outlet temperatures and increased thermal efficiency profile, greatly expand the potential use cases of our reactors beyond electricity generation to include industrial sectors such as steel, paper, hydrogen, cement and ceramics manufacturing.
Going beyond the traditional nuclear model where reactor vendors sell reactor design or equipment to utility owners with limited future involvement in fuel supply and plant operations, we plan to monetize our LFR technology through an IP license-based and services-oriented business model, where newcleo serves as the technology and service provider to third-party operators. While we plan to own and operate our FOAK U.S. plant to demonstrate performance capabilities and catalyze commercialization, our broader strategy contemplates a recurring revenue model where we can participate in future projects as a technology provider, service provider, and in some cases, a minority owner. Potential revenue streams that newcleo plans to capture across the life of a reactor, include:
•
IP license fees for the right to use of our tightly integrated, proprietary reactor design specifications, technical documentation, engineering standards, safety systems, fuel-cycle integration concepts and know-how that are essential to plant construction and operation and cannot be replicated by third parties. IP license fees are recognized based on contractually specified project milestones.

•
Supply of our highly specialized, reactor specific components such as LFR pumps, steam generators, vessels, shutdown and control rods, decay heat removal systems, fuel handling systems and related hardware that are produced by our partners or us, for which there are limited qualified alternative suppliers besides us.

•
EPCM services, provided through our engineering subsidiaries and partners, with a focus on areas where we have developed technical expertise, such as nuclear-grade pump systems, liquid lead components manufacturing and operator training and commissioning support.

•	Advisory and technical services related to site development, regulatory processes, environmental impact assessment and permitting activities.
•	Profit-sharing arrangements dependent on our minority ownership in specific LFR projects or subject to project-specific agreements.
MOX Fuel
Complementing our LFR product, newcleo is developing MOX manufacturing technology and associated fuel production facilities. MOX fuel, like our reactor design, is mature and validated technology that has been used in commercial nuclear applications for over 50 years across Europe and is currently used to generate electricity in France, Japan, India and other countries. There are over 90,000 tons of spent nuclear fuel available in the United States for potential reprocessing and reuse, and by utilizing oxide fissile materials, we contribute to reducing existing plutonium stockpiles while supporting non-proliferation objectives. Additionally, we support energy independence goals and mitigate key supply chain challenges of Uranium mining and enrichment faced by other industry peers. Our innovations, such as remote handling of hazardous material, modular construction, and standardized production processes, have allowed us to improve the safety profile and production output of legacy MOX manufacturing approaches. Combining our MOX manufacturing with our LFR technology enables the multi-recycling of fissile nuclear material sourced from spent nuclear fuel and reuses the same batch of feedstock with minimal waste. This creates a truly closed-loop fuel system and avoids long-term financial and safety liabilities associated with storing nuclear waste while securing newcleo’s fuel supply.
Our near-term business plan contemplates the development of a MOX manufacturing facility to supply our initial FOAK LFR deployment. Our FASTER MOX fuel research and qualification facility dedicated to the readiness of the MOX plant became operational in 2025, and we have achieved significant progress towards commercializing our proprietary MOX fuel technology. We expect to complete the construction of our first MOX manufacturing facility in the west hemisphere by 2031. Our current planning case contemplates an initial MOX manufacturing facility with targeted production capacity of approximately 40 metric tons of heavy metal per year. We have acquired land in France for a planned MOX manufacturing facility and have advanced site characterization, detailed design and regulatory engagement. In July 2026, ASNR published its opinion on the safety features proposed for our planned French MOX fuel facility, concluding that the provisions proposed for the facility’s envisaged safety demonstrations are satisfactory at this stage and, overall, are capable of meeting the objectives established under the applicable French nuclear safety framework, while also identifying areas to be developed further as the project advances. We intend to incorporate ASNR’s observations into the facility design in support of a future construction licence application. We are also evaluating potential advanced fuel manufacturing infrastructure in the United States, including through our cooperation with Oklo and our joint application in November 2025 under the DOE surplus plutonium utilization process. We have engaged with the NRC on regulatory approval and the appropriate licensing pathway. The contemplated U.S. facility is intended to produce MOX and other advanced fuels for our LFRs and potentially for third-party advanced reactor designs.
We currently plan on owning our MOX manufacturing facility, however we also retain the option to pursue an IP license-based and service-oriented framework, similar to our LFR offering, which may limit direct capital expenditures through a reduced equity ownership position. Consequently, the contemplated revenue sources for our MOX business line include:
•
For our owned MOX manufacturing facilities: fuel supply sales, including to newcleo and third-party operators of our LFRs, with the potential to supply traditional light-water reactors and alternative SMR designs.

•
For third-party owned MOX manufacturing facilities: IP license fees for MOX fuel manufacturing plant technology, EPCM services, training and advisory services provided in connection with the deployment of additional MOX fuel manufacturing modules, and potential profit-share dependent on our minority ownership in specific projects.

At present, we are confident that MOX can be produced for fraction of the cost of other advanced fuels, such as HALEU, due to the escalating price of Uranium mining and enrichment.
Other Engineering Services
In addition to our LFR and MOX offerings, we have acquired strategic assets to support reactor construction and MOX fuel production with engineering and component supply services. Our key subsidiaries include S.R.S, Servizi di Ricerche e Sviluppo, a nuclear engineering company providing engineering services related to plant design, project management and safety analysis; Fucina Italia, a manufacturer of components and infrastructure for the nuclear industry; and Rütschi, a supplier of specialized nuclear-grade pumps for the broader nuclear industry. These subsidiaries internalize key capabilities across engineering, manufacturing and project execution, which supports development of our LFR and MOX facilities. They also enable us to pursue third-party nuclear generation service revenue opportunities driven by the broader nuclear renaissance, such as from the design, construction and maintenance of nuclear power plants. In addition to technical expertise, our subsidiaries provide pre-FOAK revenue for reinvestment. As of March 31, 2026, newcleo had been awarded approximately $111 million in contract value through its subsidiaries.
Growth Strategies
Our growth strategy is focused on the continued development, IP licensing, and deployment of our LFR and MOX fuel technologies, including:
•
Complementary product portfolio—Our LFR and MOX activities are complementary, allowing us to provide technology and services across multiple stages of the nuclear value chain. We anticipate that prospective customers will perceive our holistic suite of services as differentiated and will pursue commercial opportunities across both product portfolios.

•
Advantaged licensing strategy—We have initiated discussions with the NRC for both our LFR design and MOX manufacturing facility. Our track record of success with European regulators provides us with a strong basis and strategic advantage as we continue NRC engagement.

•
Scalable, asset-light business model—We believe our focus on an IP license-based and services-oriented business model enables the accelerated and concurrent deployment of LFR and MOX manufacturing facilities with multiple partners, without requiring significant upfront capital investment. We plan on owning 20% to 100% of early LFR and MOX projects to de-risk FOAK deployment and limit project capital expenditure. This also accelerates the receipt of cash flows years ahead of COD, which helps scale our business rapidly.

•
Developed and integrated supply chain—Through selective hiring and targeted acquisitions, we have internalized key capabilities across design, manufacturing and project execution components in the advanced nuclear space, mitigating potential supply-chain risks and delays in future deployments.

•
Strategic partnerships—We have pursued strategic partnerships to leverage specific core competencies of other industry players to further accelerate the deployment of LFR and MOX products. We have established partnerships with several national laboratories and agencies, including the DOE’s Savannah River National Lab (pending approval by the DOE), French Alternative Energies and Atomic Energy Commission, the ENEA and the Japanese Atomic Energy Agency (“JAEA”), to enhance our R&D, licensing and fuel supply efforts. JAEA’s owns and operates Joyo, the only reactor with a high-flux fast neutron spectrum accessible in the western world. Together, newcleo and JAEA expect to conduct irradiation tests in Joyo on structural and core materials, supporting newcleo’s qualification efforts and fuel manufacturing strategy. We believe that continuing to develop strategic partnerships will enhance our technology and offering and enable us to scale rapidly.
•
International expansion—While our current activities focus on the United States and Europe, we may evaluate opportunities in additional jurisdictions over time. Although each market has nuances around environmental reviews, authorization regimes and export compliance, our technology is adaptable to meet specific requirements in connection with the right local partner.In the United States, our near-term commercialization strategy focuses on opportunities where AI infrastructure growth, demand for firm clean power, government support for advanced nuclear and available nuclear-sector expertise may support deployment. We are pursuing this strategy through, among other initiatives, our cooperation with Oklo, our collaboration with IP3 Corporation and other partners, our response to the DOE/NNSA Savannah River Site artificial intelligence infrastructure and energy generation request for proposal and our engagement with the NRC.

•
Mergers and acquisitions—We may selectively pursue acquisitions, investments, joint ventures or other strategic transactions that complement our existing capabilities, accelerate our technology development or deployment timelines, expand our geographic reach, strengthen our supply chain or provide access to additional technical, regulatory, manufacturing or commercial expertise. Any such transactions would be evaluated based on their strategic fit, execution feasibility and ability to support our long-term growth objectives.

•
Commercial pipeline and U.S. deployment strategy—As of the date of this proxy statement/prospectus, we estimate that our commercial pipeline includes non-binding opportunities representing approximately 9.2 GW of potential aggregate LFR deployment capacity across international markets, including opportunities relating to AI infrastructure, industrial heat, utility generation and fuel-cycle applications. This pipeline does not represent contracted backlog, committed revenue or binding customer obligations. Many of these opportunities are preliminary, and their progression will depend on feasibility studies, definitive agreements, regulatory approvals, financing, site selection, customer demand, governmental support and other technical and commercial conditions.

Potential Customers
We plan to serve customers seeking long-term, reliable and sustainable energy solutions. Our prospective customers operate across a range of industries but fit within two principal categories, each with distinct operational needs and regulatory requirements, but with common interest in energy security and cost stability:
•
Utilities and nuclear operators—These customers include national or regional, state owned or privately owned entities responsible for operating existing nuclear infrastructure and, in some cases, developing additional nuclear generation capacity. In addition to electricity generation, these organizations have obligations related to spent fuel management, radioactive waste disposal and facility decommissioning, all of which persist over multiple decades and are subject to political scrutiny. Our offering can serve the holistic needs of these groups through the provision of power generation, future fuel supply, reduction of current nuclear liabilities, and ongoing plant optimization in a manner that is both economically compelling and politically defensible.

•
Industrial and infrastructure energy users—These customers operate across a range of industries, including data centers, chemicals, refining, steel, cement, maritime, glass, ceramics and paper, and require both electricity and industrial heat to support their operations. Our LFR technology is intended to support applications involving electricity generation and industrial heat, including configurations designed to operate behind the meter or in islanded settings for dedicated industrial or infrastructure loads.

To date, we have signed several memoranda of understanding (“MOUs”) and collaboration agreements with potential customers and partners to evaluate applications of our LFR technology within their energy strategy or portfolios. Representative agreements include the following.
Memorandum of Understanding and Joint Venture with JAVYS and the Ministry of Economy of the Slovak Republic
On December 18, 2023, we entered into a non-binding memorandum of understanding with JAVYS and the Ministry of Economy of the Slovak Republic to establish a framework for collaboration in the energy sector in the territory of Slovakia.
Pursuant to this memorandum, the parties agreed to explore the potential for technical and commercial cooperation relating to the possible deployment of AMR technology in Slovakia, based on the use of MOX fuel. The memorandum also contemplated discussions regarding the possible establishment of a local joint venture company, subject to further evaluation and negotiations.
Following the execution of the memorandum, JAVYS completed a pre-feasibility study. The scope of the pre-feasibility study included, among other things, preliminary site identification and assessment, an initial definition of the cooling water system and assessment of the suitability of local water sources, a preliminary safety assessment related to the proposed placement of a LFR, the development of a site characterization action plan, an initial evaluation of potential project structures and delivery models, and the identification of key permits and consents that would be required for the development of a nuclear power plant at the proposed site.
Based on the results of the pre-feasibility study, we negotiated and established a joint venture company with JAVYS named Newvys, which is 51% owned by JAVYS and 49% owned by newcleo. The joint venture is governed by a board of directors comprising representatives appointed by both newcleo and JAVYS. The establishment of the joint venture does not constitute a commitment to proceed with construction or commercial operation of a nuclear facility, which remains subject to further regulatory approvals, financing arrangements, and additional development milestones.
Following the establishment of Newvys, the parties initiated a feasibility study with an allocated budget. This feasibility study is site-specific and application-specific and is intended to further assess the technical, regulatory, and commercial viability of the proposed project.
The joint venture is subject to multiple conditions precedent, including the results of the ongoing feasibility study and the successful completion of further technical, regulatory, and commercial steps in subsequent years, and there can be no assurance that such conditions will be satisfied.
Memorandum of Understanding and Implementation Agreement with IP3 Corporation
On August 29, 2025, we entered into a non-binding memorandum of understanding with IP3 Corporation to establish a general framework for evaluating and developing a potential strategic collaboration focused on the U.S. market. The memorandum of understanding is intended to support our objective of entering the U.S. market and to align with IP3’s role as a U.S. integrator for nuclear power development
In this context, IP3 and newcleo have initiated a joint analysis of selected potential business opportunities related to the development of LFR plants in the United States.
In connection with these activities, newcleo and IP3 entered into an implementation agreement in December 2025 with Cybernetic Intelligence LLC, which has expressed an interest in participating. The implementation agreement establishes a binding commercial collaboration framework pursuant to which the parties have committed to work exclusively with each other with respect to certain identified sites discussed between the parties. The implementation agreement provides for the joint definition of the applicable business model, corporate structure, and operational framework, as well as the initiation of preparatory activities, including due diligence, engagement with governmental authorities, and environmental and regulatory assessments.
The implementation of any activities contemplated under the implementation agreement, as well as any subsequent development steps, remain subject to the outcome of the feasibility study and to the satisfaction of additional technical, regulatory, and commercial conditions. The implementation agreement includes a six-month exclusivity period, during which the parties have agreed to negotiate definitive agreements. There can be no assurance that such definitive agreements will be entered into or that the contemplated collaboration will progress beyond the feasibility stage.

The memorandum of understanding and the implementation agreement contain customary data security, privacy, and confidentiality provisions.
Letter of Intent to Collaborate on AI Infrastructure and SMR Energy Project
On December 17, 2025, we entered into a letter of intent with IP3 Corporation, Cybernetic Intelligence LLC, and Global Technical Systems, Inc. to combine the parties’ respective capabilities and expertise for the purpose of responding to a Request for Proposal issued by the DOE and the NNSA titled “Artificial Intelligence Infrastructure and Energy Generation on DOE Land at Savannah River Site.” Pursuant to the letter of intent, the parties formed a collaborative team to prepare and submit a joint proposal to support the development of an artificial intelligence data center to be powered by a SMR solution provided by newcleo. The proposed concept contemplates the provision of reliable, low-carbon energy to support advanced computing infrastructure. The activities contemplated under the letter of intent, including the coordination of the proposal development, have been supported and facilitated by Guidehouse. The joint proposal was submitted to the DOE and NNSA in January 2026 and is currently under review. No assurance can be given as to the timing or outcome of the review process or whether the proposal will be selected for award or that the parties will enter into any definitive agreements in connection with the contemplated activities.
The letter of intent will remain in effect until the earliest to occur of (i) the execution of a definitive teaming agreement, joint venture agreement, or other binding arrangement among the parties, if any; (ii) notification that the joint proposal has not been selected for award by the DOE or NNSA; or (iii) the date that is six months following the submission of the joint proposal. The letter of intent does not create any binding relationship among the parties and is subject to customary confidentiality covenants.
Letter of Intent on Strategic Collaboration for an Emerging Technology District with Nuclear-Powered AI
On December 8, 2025, we entered into a letter of intent with IP3 Corporation, Cybernetic Intelligence LLC, and GTS (d/b/a Global Technical Systems) to establish a framework for collaboration on a commercial project focused on the development of an emerging technology district in the Commonwealth of Virginia intended to support artificial intelligence and high-performance computing workloads powered by nuclear energy using our LFR technology.
Pursuant to the letter of intent, the parties agreed to collaborate on the evaluation and potential development of a data center campus supplied by advanced modular nuclear reactors. Our anticipated scope of activities under the letter of intent includes the provision of our LFR-AS-200 SMR technology, the coordination and financial sponsorship of a joint feasibility study with an expected duration of approximately twelve months, the initiation of pre-licensing engagement with the NRC, and the evaluation of siting options for the proposed nuclear facilities, among other preparatory activities.
The parties’ activities under the letter of intent relate to a site in Virginia with respect to which Cybernetic Intelligence LLC or its affiliates hold a right of first refusal for acquisition, exercisable through May 31, 2026. Any further development, implementation, or procurement activities remain subject to the outcome of the feasibility study and the satisfaction of additional technical, regulatory, commercial, and financing conditions.
Subject to the satisfaction of specified conditions precedent and the successful completion of the feasibility study, the parties may proceed with the structuring and establishment of one or more joint ventures and project-specific special purpose vehicles to develop, finance, and deliver the contemplated project.
This letter of intent contemplates an eighteen-month exclusivity period with respect to the contemplated collaboration and is subject to customary confidentiality provisions. The letter of intent does not create a binding obligation to proceed with any specific project or transaction.
Memorandum of Understanding with Nuclear operator SE Ignalina Power Plant
On July 9, 2025, we entered into a memorandum of understanding with ALTRA (formerly Ignalina Nuclear Power Plant) to evaluate the potential deployment of our LFRs in Lithuania and to assess the feasibility of integrating such reactors into Lithuania’s predominantly renewables-based energy mix, including the potential management of legacy spent nuclear fuel through the application of our MOX technology.
The memorandum establishes a general framework for collaboration and for more detailed technical and commercial discussions between the parties. It contemplates potential cooperation in the evaluation and possible implementation of our SMR/AMR and MOX technologies in Lithuania, leveraging our proprietary nuclear technology and equipment.

Pursuant to the memorandum, the parties agreed to establish a joint working group composed of experts in the energy and nuclear sectors and to pursue a staged approach to collaboration consisting of two phases. The initial phase is expected to have a duration of approximately twelve months and involves the conduct of a pre-feasibility study. The pre-feasibility study includes, among other activities, a preliminary siting assessment, an evaluation of the compatibility of SMRs with the existing electricity grid infrastructure primarily supplied by renewable energy sources, an analysis of potential risks and benefits, and the development of an initial business plan and indicative timelines for the evaluated solutions.
The joint working group contemplated under the memorandum has been established and has been actively operating since August 2025. The pre-feasibility study is currently progressing through the activities outlined in the memorandum and is being carried out with the involvement of newcleo’s engineers, ALTRA’s engineers and selected third-party Lithuanian entities. Such third parties include organizations that operate in institutional, regulatory, and governmental frameworks relevant to the Lithuanian energy and nuclear sectors, and their participation is governed by nondisclosure agreements executed in the ordinary course.
Subject to the satisfaction of the Ministry of Energy of the Republic of Lithuania with the outcomes of the initial phase, the parties may proceed to a second-phase feasibility study, the scope, timing, and terms of which would be agreed by the parties at that time. There can be no assurance that the second phase will be initiated or completed.
The memorandum of understanding contemplates a non-binding and non-exclusive relationship and includes customary confidentiality provisions. Either party may terminate its cooperation, discussions, or negotiations under the memorandum at any time, at its sole discretion, with or without cause.
Joint Venture Agreement with NextChem
On June 16, 2025, we entered into a joint venture agreement with NextChem to jointly develop for the engineering of the conventional island, as well as potential applications third-party SMRs. Pursuant to this agreement, NextChem and us have set up a subsidiary company, NextCleo to provide to its customers, including us, conventional island/balance of plant (“CI/BoP”) design services, supply related proprietary equipment, provide project management consultancy services related to or beyond CI/BoP and broader procurement services. NextChem and us have agreed to provide 60% and 40%, respectively, of initial financing for NextCleo.
This agreement was entered into for a period of fifteen years and renewable by tacit agreement for successful periods of five years unless terminated by either party at least six months prior to the end of the relevant period. This agreement is not assignable or transferable, and the parties are subject to customary covenants on exclusivity throughout the duration of this agreement. In addition, this agreement contains customary intellectual property and confidentiality covenants.
Memorandum of Understanding with Danieli & C. Officine Meccaniche S.p.A
On October 3, 2025, we signed a memorandum of understanding with Danieli & C. Officine Meccaniche S.p.A (“Danieli”) to integrate our electricity and high-temperature-heat-providing LFRs into Danieli’s operations and steel mill manufacturing business. This initiative is core to advancing Danieli’s goal of producing high quality, green steel and has potential to lead to applications across the steel and iron value chain, such as powering green hydrogen production for use in Danieli’s ENERGIRON (Direct Reduction Technology for metallic iron).
This memorandum sets forth a framework for evaluating potential technical and commercial synergies between the parties based on their respective expertise in LFR technology and metallurgical production and innovation. The contemplated collaboration includes the assessment of the technical and economic feasibility of integrating LFR technology with steelmaking operations, the establishment of a structured technical and scientific cooperation for the development of materials applicable to LFRs, the evaluation of potential integration of industrial automation and robotics solutions into MOX fuel production, and the assessment of capabilities for manufacturing key metallurgical components for LFR systems. The memorandum also contemplates cooperation in institutional engagement and the exploration of potential commercial opportunities within the European Union and other jurisdictions where the parties operate. As an initial step, the parties intend to develop a structured operational roadmap to align technical, regulatory, and commercial considerations.
This memorandum creates a non-binding relationship and terminates upon the earlier of twenty-four months since the effective date of this memorandum and the execution of a formal cooperation agreement upon the positive evaluation of the preliminary collaborative activities contemplated under this memorandum subject to extensions agreed by both parties in writing. Either party may withdraw from this memorandum at any time with two months’ notice. This memorandum also contains customary intellectual property and confidentiality covenants.

Framework Agreement with Saipem S.p.A
On July 31, 2024, we signed a framework agreement with offshore energy infrastructure company Saipem S.p.A to explore the ability for LFRs to provide virtually real-zero emission electricity generation and process heat for offshore oil and gas installations. This collaboration extends to potential floating LFRs that can flexibly connect and power land-based electricity grids. To accomplish the objectives of this collaboration, a joint coordination group has been established to produce a feasibility study on the possible development of real prototypes of our LFR technology that satisfies the foreseeable performance and regulatory requirements pertaining to the provision of electricity and heat processing capacity for offshore oil and gas installations and floating nuclear power plants.
This agreement creates a non-binding relationship and non-exclusive relationship that terminates five years after the effective date effective date, which may be extended for an equal period. Either party may terminate this agreement at any time with six months’ notice to the other party. This agreement contains customary intellectual property and confidentiality covenants.
Memorandum of Understanding and Term Sheet with Fincantieri S.p.A.
In January 2023, we signed a memorandum of understanding with Fincantieri S.p.A. (“Fincantieri”), one of the world’s largest shipbuilders, and the largest outside China and South Korea, jointly to explore deploying a marine reactor, which would be suitable for the powering of both ships and power barges, and to explore potential areas of collaboration involving our reactor technology. As part of the memorandum, the parties agreed to undertake a joint analysis of the potential contribution that Fincantieri could provide in connection with the realization and installation of our planned Italian experimental plant at Brasimone and to work exclusively and use reasonable efforts to address potential legal and administrative obstacles to such installation. The memorandum also contemplated that the parties would define the scope of supply for the construction of a steam turbogenerator and related thermal cycle capable of processing 10 MWt, to be carried out in two phases consisting of (i) basic engineering design and (ii) detailed design and construction of the turbogenerator and related thermal cycle, following which Fincantieri would prepare a technical and economic proposal for joint evaluation. The memorandum was non-binding and included exclusivity and confidentiality provisions, required prior agreement between the parties for third-party communications relating to the memorandum or future agreements.
Following the expiration of the memorandum of understanding, in May 2025, we entered into a term sheet with Fincantieri outlining certain key terms and principles for the potential formation of an Italian limited liability company to be jointly owned by newcleo and Fincantieri for the development of lead-cooled fast reactor technology for maritime applications. The term sheet contemplates that the parties would each hold a 50% interest in the joint venture company and would enter into definitive transaction documents, including a joint venture agreement, shareholders’ agreement and articles of association. Under the contemplated arrangement, newcleo would contribute nuclear expertise and technology and lead nuclear engineering activities, including design, safety and compliance with nuclear regulatory frameworks, while Fincantieri would contribute maritime engineering, shipbuilding, marine systems and digital technology expertise and lead marine engineering and non-nuclear engineering activities. The contemplated project deliverables include, among other things, the definition of technical requirements, a feasibility study and preliminary design of a marine reactor, studies relating to integration of the nuclear-based power system with a vessel, assessment of manufacturing site organization, pre-regulatory approval of the integration study with a classification society, development, licensing and construction of a prototype, testing, regulatory approvals and commercial deployment. The term sheet remains subject to approval by the board of directors of each party and the negotiation and execution of definitive transaction documents on terms satisfactory to the parties.
Pre-Feasibility Study with Tractebel Engineering SA
We conducted a pre-feasibility study jointly with Tractebel to assess potential options for the utilization of highly radioactive material generated from the operation of the Doel and Tihange nuclear power plants. The study evaluated the integration of our LFR technology into Belgium’s energy system, including the potential use of plutonium contained in such material through the deployment of multiple LFR-AS-200 reactors at or in connection with the Doel and Tihange sites.
As part of the study, we presented to Tractebel an integrated technical and conceptual proposal addressing reactor deployment, system integration, and fuel utilization considerations. The pre-feasibility study was conducted in collaboration with Tractebel and has been completed, and a final report was delivered to the parties.

On October 28, 2025, we entered into a confidentiality agreement with Tractebel governing the exchange and use of information in connection with these activities. The pre-feasibility study and the completed report do not constitute a commitment by any party to proceed with further development, and any future steps would be subject to additional evaluations, regulatory considerations, and the negotiation of further arrangements.
Illustrative Revenue Streams
We expect each of our LFR-AS-200 reactors to generate between approximately $1.7 and $3.3 billion in aggregate revenue across both our reactors and our MOX fuel sales, beginning with the pre-development phase of the reactor and continuing through the reactor’s anticipated operational design life of 60 years after the COD of such reactor.
Reactor. Revenues from our reactors are expected to be comprised of both our IP license fee and fees from our services and equipment offerings. We expect to earn these fees beginning with the pre-COD development phase of the reactor and continuing throughout the operational life of such reactor. We expect approximately 20-25% of revenue generated in each reactor (including the initial MOX fuel load) to be realized prior to (and including) COD and 75-80% post-COD from our post-COD service and MOX fuel supply over the operating life of the reactor.
•
IP/Licensing Fee. We expect to charge licensing fee for each reactor, which includes the right to use tightly integrated design specifications, technical documentation, engineering standards, and know-how that are essential to plant construction and operation and cannot be replicated by third parties. The licensing fees are expected to be paid pre-COD in tranches and has no associated costs, thus yielding a 100% contribution margin.

•
Pre-COD Services and Equipment. We expect to charge our customers for pre-COD services and equipment, which include site development support, engineering services, operating training, and the supply of highly specialized, reactor-specific components for which there are limited qualified alternative suppliers besides us. Equipment revenues focus on highly specialized, reactor-specific components such as LFR pumps, steam generators, vessels, shutdown and control bars, decay heat removal systems, fuel-handling systems, and related hardware, produced by our partners or us, for which there are few qualified alternative suppliers besides newcleo. For this set of services, we expect a contribution margin of approximately 15-40%.

•
Post-COD Services. We expect to charge our customers for the provision of long-term services offered post-COD, recurring annually throughout the 60-year lifespan of our reactor. The post-COD service fees are calculated based on our LFR’s operation and maintenance needs, as a reactor requires a set of maintenance activities while operating or during shutdown mode, particularly for refueling. Based on our anticipated pricing of our services fees, we expect a contribution margin of approximately 20–40% on these services.

MOX Fuel Sales. Revenues from our MOX fuel sales are expected to be comprised of fees generated from selling an initial fuel load at COD and from selling additional MOX fuel throughout the operational life of a reactor. We intend to generate MOX fuel revenue from sales of MOX fuel to customers throughout the reactor’s expected operational life. Given our vertically integrated business model, we have flexibility in the sales price we charge customers, and we anticipate that as our MOX fuel manufacturing capabilities scale and efficiency and utilization increase, our unit operating costs for MOX fuel fabrication will decrease.
The table below provides an illustration of the expected timing and nature of the cash flows that we anticipate being able to generate from a single reactor, based on and subject to the assumptions set forth below. Dollar figures below are in millions unless otherwise noted. Dollar figures are rounded to the nearest $5.0 million and percentages are rounded to the nearest 5%:

Total Reactor Useful Life(1)
	Customer Fees(2)	Contribution Margin
IP / Licensing Fee	$60–170	100%
Pre-COD Services and Equipment	$250–370	15%–40%
Post-COD Services	$195–595	20%–40%
MOX Fuel Sales(3)	$1,140–2,065	40%–65%
Total	$1,640–3,205	35%–60%

(1)	Total Reactor Useful Life includes up to six years prior to COD, COD, and 60 years following COD.
(2)	Solely for the convenience of the reader, the estimates have been translated into U.S. dollars at the exchange rate of EUR €1.00 to $1.1575, which was the exchange rate reported on March 31, 2026.
(3)	Some of the MOX Fuel Sales, namely, the initial MOX fuel load, should be considered as part of our Pre-COD Services.

Key Assumptions Underlying Revenue Streams
General
The table above illustrates management’s current expectations regarding the relative allocation of customer fees, our costs, and resulting margins across business lines for a single reactor. The figures are illustrative and based on the assumptions summarized below; they are not forecasts, targets, or guidance. Our ability to achieve the illustrative customer fees, cost, revenue and margins are sensitive to a variety of factors further described below and under “Risk Factors” elsewhere in this proxy statement/prospectus. Actual outcomes will depend on variables including customer negotiations and fee structures, market conditions, supply-chain costs and dynamics, manufacturing efficiency and utilization, financing assumptions, and customer adoption of optional service packages, any of which could cause material differences from the figures presented above. The table above assumes the reactor is fully supplied from our currently planned MOX fuel facilities; future reactors that require additional MOX fuel facilities may differ in cash flow. This “Illustrative Revenue Streams” discussion should be read together with “Risk Factors,” “newcleo’s Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Information about newcleo,” and our consolidated financial statements.
IP License Fee Structure and Pricing Assumptions
We expect to charge an IP license fee for customers’ use of our LFR-AS-200 technology and related intellectual property. For purposes of this section, the assumed fee reflects future MOAK LFR capital expenditures and net invested capital, together with the experience of our team and ongoing customer discussions. We expect the IP license fee per reactor to range from approximately $60 million to $170 million, reflecting common market practice for technology licensing fees. The final fee will be negotiated on a case-by-case basis, reflecting project timing, customer profile and scope, and is expected to be paid over multiple development milestones, with the full amount paid by COD. Fees may change over time as reactors come online, the technology matures and competitors emerge.
The IP license fee range reflects variability in the IP license fee component and our ongoing commercial discussions and internal experience, with lower fees assumed for initial projects to support market entry and adoption and higher fees for later projects after scaling and validation. Because the IP license fee relates to use of our intellectual property, the associated cost to us in the table above is assumed to be zero. We have not yet entered into technology, intellectual property or related agreements, and we can provide no assurances that customers will accept our anticipated fee structure or pricing.
Services Business and Equipment Fee Structure and Pricing Assumptions
We plan to provide a full suite of services across all phases of project development, including site development, support, supply of selected reactor components, and training, and following COD, ongoing operation and maintenance services and operator training through the design life of a reactor. These activities are organized around industry-standard front-end loading (FEL 0 – FEL 4) phases. For this section, services pricing is assumed on a cost-plus basis, comprising direct labor and overhead with margin assumptions reflecting a spectrum from conservative market benchmarks to defeasible pricing scenarios anchored in IP exclusivity, technical complexity and validated industry practice. We expect limited pre-COD services revenue, as most services fees are expected to be generated post-COD. Additionally, we assume that post-COD reactor revenue is services-only revenue, as the IP license fee is expected to be paid in full by COD. Lastly, for each reactor and on part of the services, we assume that we would receive approximately 25–75% of the operation and maintenance costs as some customers may choose other options over the operational life of such reactor.
We expect capital expenditures to affect our illustrative revenue streams, including through IP license fees, pre-COD engineering services and pre-COD equipment sales. Our assumptions reflect an expected cost reduction curve from FOAK to NOAK and MOAK deployments, based on internal engineering analysis and benchmarks against comparable nuclear and large-scale infrastructure projects.
•
Pre-COD Site Development Services. Site development support is expected to be conducted over a two-year period prior to the start of construction. Based on our internal expertise, we expect approximately $60 million of revenue for already-nuclearized sites and up to approximately $175 million for non-nuclearized sites. In addition, we assume four reactors per site based on our multi-reactor design. Our assumed margin is approximately 30%, consistent with typical returns for site development services in comparable projects.

•
Pre-COD Engineering Services. Engineering services are expected to cover engineering and technical support during construction. The revenue range is based on capital expenditure estimates for NOAK and MOAK projects, with the high end corresponding to the NOAK scenario and the low end corresponding to the MOAK scenario.

•
Pre-COD Equipment Sales. Revenue from equipment sales is expected to range from approximately $190 million to $225 million, including contingency, and is linked to our capital expenditure estimates and the estimated cost of selected equipment included in our capital expenditure estimates for NOAK and MOAK stages. Equipment revenues focus on highly specialized, reactor specific components such as LFR pumps, steam generators, vessels, shutdown and control bars, decay heat removal systems, fuel handling systems, and related hardware, produced by our partners or us, for which there are limited qualified alternative suppliers besides newcleo.

•	Pre-COD Training Services. Training services are expected to be provided beginning approximately one year before COD and continuing until approximately one year after COD.
•
Post-COD Services. We expect to provide and charge our customers for recurring annual post-COD services throughout the 60-year lifespan of the reactor. The key drivers of our post-COD services are annual LFR maintenance cost and annual LFR outage cost, and we expect 25 to 75% of these costs to be addressable to us. These recurring revenues are derived from a portion of our licensee’s total estimated OpEx, and specifically, the operation and maintenance non-staff cost items. This captures maintenance activities, outage costs, regulatory fees, consumables, insurance, and security and excludes items such as fuel, personnel, rid connection costs, and property tax. The range of margins primarily reflects the degree to which we may leverage our proprietary expertise, commercial pressure, and the level of market competition.

Reactor costs to us reflect only services and equipment costs and consist of estimated direct costs, including labor, overhead, and other costs, which are subject to change with market dynamics and competition. Customer fees include a services component based on the targeted margin applied to these costs. There is no assurance that customers will accept our overall proposed and anticipated fee structure or pricing or continue to contract solely with us in future periods. The presence of third-party service providers could introduce price competition, thereby reducing revenue and increasing costs.
MOX Fuel Model and Assumptions
We intend to provide the initial MOX fuel load pre-COD and to generate recurring revenue from our proprietary MOX fuel required for refueling over the anticipated 60-year reactor life. Each reactor requires an initial core load (covering roughly the first four years of operation), followed by steady replenishment at an estimated average of 3.3 tonnes every 17 months. We assume that we are the initial sole supplier of our proprietary fuel and that customers purchase all fuel from us. The emergence of third-party MOX fuel suppliers could introduce price competition, reduce revenue, and increase costs.
Our MOX fuel sales are calculated based on the unlevered IRR required for the MOX modules and LFRs, which in turn, is supported by our estimated MOX capital expenditures of approximately $2,320 million. Pricing is intended to recover operating, variable and fixed costs and to provide a target margin sufficient to support financing of future fuel facilities, assuming a minimum utilization level. For gross margin calculation purposes, production cost per ton is treated as fully fixed at the reactor level based on detailed MOX factory capital expenditure estimates covering engineering, process equipment, civil works, licensing, commissioning and contingency. These cost assumptions rely on established European MOX fabrication technology and processes with high technology readiness.
The range of fuel customer fees primarily reflects our target range for minimum unlevered IRR for the MOX factory, which may be affected by efficiency improvements, cost reductions, and external supplier dynamics. The range of fuel costs to us reflects operating, fixed and variable costs, including labor, overhead, transportation and other inputs, all of which may change with market conditions and competition. Our revenue model does not include any operation and maintenance services that could be supplied by us in connection with MOX fuel sales. We have not yet entered into fuel supply agreements, and there is no assurance that customers will accept the anticipated fee structure or pricing or continue to purchase fuel solely from us.

Operating Lifetime Assumptions
Our reactor design, and hence our illustrative revenue streams, are based on an anticipated 60-year operating life of a reactor, subject to applicable licensing approvals and renewals in the jurisdictions in which we and our customers operate:
•
United States. All nuclear power reactors in the country have been designed with substantial safety, operational, and component performance margins. While the Atomic Energy Act of 1954 limits initial licensing to 40 years, the current operating fleet was designed to operate beyond that limit. Similarly, the LFR-AS-200 is designed with substantial margins to support operation beyond the initial 40-year licensing term, subject to future NRC approval. The NRC established a license renewal program that permits licensees to seek approval for subsequent 20-year operating periods. In license renewal, the NRC focuses on evaluating whether aging management programs adequately address the effects of aging on structures, systems, and components important to safety. For much of the current operating fleet, license renewal requirements were not in place at the time of initial licensing, and comprehensive aging management programs were therefore developed and reviewed as part of the license renewal process. Almost every U.S. commercial nuclear reactor operates under a renewed license, valid for years 40–60 of potential total operations, and the NRC is now reviewing applications for “subsequent license renewal,” valid for years 60–80 years of potential operations.

•
Slovak Republic. The Atomic Act No. 541/2004 does not impose a time limit on operating authorizations, which are granted on an indefinite basis. Operators are not required to apply for renewal or extension of the operating authorization; instead, ÚJD SR conducts a periodic safety review every 10 years to verify continued compliance with applicable safety requirements. A reactor designed today could incorporate margins to support operation beyond its initial design lifetime, subject to the outcome of these periodic reviews and any related conditions imposed by ÚJD SR.

•	France. While French laws do not impose durational limits on nuclear licenses, continuous monitoring and periodic safety reviews are conducted, which normally occurs every 10 years.
For the LFR-AS-200, because the design contemplates long-term operations, newcleo is incorporating aging management considerations into the reactor design from the outset. With the establishment and implementation of these programs from initial commissioning, the LFR-AS-200 is expected to be well positioned to support future license renewal applications, although NRC approval is not assured. It should also be noted that the NRC license renewal process is well established, and the NRC has approved the majority of license renewal applications to date; however, approvals are based on the specific facts and record of each application. For these reasons, newcleo believes that its approach to design and aging management should significantly reduce the risk associated with future license renewal; however, it does not entirely eliminate this risk. While the NRC license renewal process is well established and the majority of applications have been approved, the NRC has, in limited circumstances, denied or reversed license renewal approvals where applications failed to satisfy applicable safety, environmental, or regulatory requirements. Accordingly, newcleo believes that its proactive approach to aging management and regulatory compliance meaningfully mitigates, but does not eliminate, license renewal risk.
Competition
We operate in a highly competitive and rapidly evolving market for clean, dispatchable power and related nuclear fuel-cycle services. We compete not only with other developers of advanced nuclear technologies, but also with providers of conventional power generation, renewable generation, energy storage and other decarbonization solutions. Within advanced nuclear, our strategy is centered on lead-cooled fast reactors intended to use MOX fuel and a vertically integrated model that includes associated MOX fuel manufacturing and fuel-cycle capabilities.
•
Traditional baseload power generation—Traditional baseload generation includes natural gas, coal, oil and conventional large-scale nuclear power plants, each of which may compete on the basis of installed capacity, existing infrastructure, operating history and, in some markets, lower near-term execution risk.

•
Renewable generation with or without storage—Wind, solar, hydroelectric and other renewable technologies, whether deployed on a standalone basis or paired with battery or other storage solutions, compete as low-carbon alternatives for utilities, industrial customers and other off-takers seeking to decarbonize their energy supply.

•
Fossil fuel generation with carbon capture—Natural gas and other thermal generation technologies paired with carbon capture may compete as dispatchable lower-carbon alternatives, particularly where customers prioritize reliability, grid support or industrial heat applications.

•
Other advanced nuclear technologies—A number of companies are pursuing advanced reactor and SMR technologies based on different technical approaches. These include pressurized light-water reactor technologies, such as NuScale’s Power Module; boiling water reactor technologies, such as GE Vernova Hitachi’s BWRX-300; high-temperature gas-cooled reactor technologies, such as X-energy’s Xe-100, which uses TRISO fuel; and fast reactor technologies using alternative coolants and fuel-cycle approaches, such as TerraPower’s Natrium sodium-cooled fast reactor with integrated molten-salt energy storage and Oklo’s Aurora fast reactor product line. By contrast, our approach is focused on lead-cooled fast reactor technology using MOX fuel as part of a closed fuel-cycle strategy.

Competition in our markets is driven by a number of factors, including safety, licensing and regulatory pathway, fuel availability, capital cost, construction timeline, operating flexibility, supply-chain readiness, waste management, public acceptance and the ability to serve both electricity and industrial heat use cases. Many of our current and potential competitors have substantially greater financial, technical, commercial, manufacturing and regulatory resources than we do, as well as longer operating histories, more established supply chains and greater name recognition. As a result, we may not be successful in developing, licensing, commercializing or deploying our technologies on a timely basis, or at all, or in competing effectively against alternative energy technologies or other advanced nuclear developers.
Government Regulation
Policymakers and industry participants increasingly recognize that nuclear, and particularly advanced nuclear technologies, are likely to play an important role in the energy transition, energy security and industrial decarbonization. Growing energy demand, paired with enduring considerations around managing longer-term carbon risk, creates a clear need for what nuclear can offer: carbon-free, consistent baseload energy generation. According to the IEA, fossil fuels currently supply around 60% of global electricity generation, and the IEA projects that, under the most likely scenario, global electricity demand could increase by more than 50% by 2050. As such, nuclear is expected to play a significant role in virtually every credible pathway to achieving net-zero.
In Europe and the other markets in which we operate or may seek to operate, nuclear activities are subject to extensive and evolving regulation. While renewables have made and continue to make a meaningful contribution to this transition, they lack several key advantages that advanced nuclear offers; specifically, the ability to deliver land-efficient and readily dispatchable energy. Further, advanced nuclear offers expanded use cases, such as industrial heat, while having lower capital costs, geographic flexibility, simplified operations and substantial safety improvements over legacy nuclear plants. We believe these factors uniquely position advanced nuclear as a central component of the global energy system moving forward.
European Union
Within the European Union, our activities are shaped by the Euratom Treaty and by EU secondary legislation addressing nuclear safety, radiation protection, safeguards and the management of spent fuel and radioactive waste. The EU framework does not create a single pan-European construction or operating license for nuclear facilities. Instead, licensing decisions for specific projects are made by national authorities in the relevant Member State. As a result, the substantive requirements, procedural sequence and expected timing for any particular project depend on the jurisdiction in which the facility is located and the type of facility proposed.
Among the principal EU-level measures relevant to our business are the following:
•
Nuclear Safety Directive—Council Directive 2009/71/Euratom, as amended by Council Directive 2014/87/Euratom, establishes a Community framework for the nuclear safety of nuclear installations and requires Member States to maintain national legislative, regulatory and organizational frameworks for nuclear safety, including systems of licensing and regulatory oversight.

•
Spent Fuel and Radioactive Waste Directive—Council Directive 2011/70/Euratom establishes a Community framework for the responsible and safe management of spent fuel and radioactive waste and requires Member States to maintain national programs covering the management of these materials.

•
Basic Safety Standards Directive—Council Directive 2013/59/Euratom lays down basic safety standards for protection against the dangers arising from exposure to ionizing radiation and is relevant to radiation protection, occupational exposure, public health and environmental monitoring.

•
Euratom safeguards—The European Commission administers Euratom safeguards, a nuclear material supervision system established under the Euratom Treaty. A significant recent development is Commission Regulation (Euratom) 2025/974, which entered into force in July 2025 and replaced the prior safeguards regulation. Among other things, the new framework introduces “safeguards-by-design” concepts for certain complex installations, including new builds and major modifications, which may require safeguards considerations to be integrated into facility design at an early stage.

•
Investment communications and radioactive waste opinions—Article 41 of the Euratom Treaty requires certain investment projects in the nuclear field to be communicated to the European Commission in advance, before binding investment commitments are made or, for projects carried out with an entity’s own resources, before work begins. In addition, Article 37 of the Euratom Treaty provides for Commission opinions regarding general data relating to plans for the disposal of radioactive waste where transboundary radiological impacts may be relevant. These opinions are not formally binding, but may influence national regulatory review, require additional engagement with the Commission or national regulators and affect the timing of national authorizations. These EU-level processes can operate in parallel with national authorization processes.

The Euratom framework may also affect procurement, reporting and project timing in other ways. For example, under Article 52 of the Euratom Treaty, the Euratom Supply Agency has a role under the Euratom Treaty in relation to contracts for ores, source materials and special fissile materials, and certain nuclear investment projects and radioactive waste-disposal plans may also trigger communications or review processes at the EU level in parallel with national authorizations. Accordingly, even where project-specific licensing is principally national, EU law and EU-level institutions may remain relevant to our activities.
International Civil Nuclear Liability and Compensation Regimes
Civil liability for nuclear damage is addressed principally through national law and, in many jurisdictions, international nuclear liability conventions. These regimes may be relevant to our planned LFR plants, MOX fuel manufacturing facilities, spent fuel recycling activities, the handling and transport of nuclear materials and related nuclear activities. They generally address matters such as the channeling of liability to the operator of a nuclear installation, financial security or insurance requirements, jurisdiction, applicable liability limits and compensation mechanisms. Their application depends on the jurisdiction in which a facility is located or an incident occurs, the treaty status of the relevant countries, the type of nuclear installation or activity involved and the relevant national implementing legislation.
Among the principal international nuclear liability instruments that may be relevant to our business are the following:
•
Paris Convention—The Paris Convention on Third Party Liability in the Field of Nuclear Energy establishes a nuclear third-party liability and compensation regime for participating countries. The Paris Convention generally addresses liability for nuclear damage arising from nuclear incidents, including principles relating to the channeling of liability to the operator of a nuclear installation, financial security and jurisdiction. The Paris Convention is principally relevant in jurisdictions that are contracting parties to the Paris Convention and has been implemented through national legislation in those jurisdictions.

•
Brussels Supplementary Convention—The Brussels Convention Supplementary to the Paris Convention provides a supplementary compensation regime for nuclear damage in participating countries. It is linked to the Paris Convention and is open only to contracting parties to the Paris Convention. The Brussels Supplementary Convention may be relevant where compensation available under the Paris Convention and applicable national law is supplemented by additional compensation tiers (including public funds) established under the convention and national implementing legislation.

•
Vienna Convention—The Vienna Convention on Civil Liability for Nuclear Damage establishes a separate international civil liability framework for nuclear damage. The Vienna Convention is intended to harmonize the national laws of contracting parties by establishing minimum standards for financial protection against damage resulting from certain peaceful uses of nuclear energy. It may be relevant in jurisdictions that are parties to the Vienna Convention and where national implementing legislation applies to the relevant nuclear installation, activity or incident.
•
Joint Protocol—The Joint Protocol Relating to the Application of the Vienna Convention and the Paris Convention is intended to link the Vienna Convention and Paris Convention regimes and reduce potential conflicts between them. Where applicable, the Joint Protocol may affect how liability and compensation rules apply to nuclear damage involving jurisdictions that participate in different convention regimes.

•
Convention on Supplementary Compensation—The Convention on Supplementary Compensation for Nuclear Damage, or CSC, is intended to establish a broader supplementary compensation framework for nuclear damage. The CSC generally provides for a minimum national compensation amount and additional public funds to be made available by contracting parties if the national amount is insufficient to compensate nuclear damage. The CSC may be relevant in jurisdictions that are contracting parties and have implemented the convention through national law.

Because the international nuclear liability framework is not uniform across all jurisdictions in which we operate or may seek to operate, we may need to evaluate civil nuclear liability requirements on a project-by-project basis. These requirements may affect project structuring, designation of the nuclear operator, allocation of responsibilities among us, our customers, project companies and operators, indemnity arrangements, insurance and financial security requirements, financing, transport arrangements and the timing or feasibility of regulatory approvals. We may also need to adapt our commercial arrangements, ownership structures, operating roles and risk-allocation provisions to reflect the applicable nuclear liability regime in each relevant jurisdiction.
France
France is a principal jurisdiction for our reactor and fuel-related projects. In France, civil nuclear activities are overseen by the ASNR, an independent administrative authority that became operational on January 1, 2025 following the merger of the former ASN and IRSN. Under French law, “basic nuclear installations” (installations nucléaires de base, or “INBs”) are subject to a specific legal regime because of the risks they may present to public safety, public health and the environment. This integrated regime is intended to address the full range of risks and nuisances that an INB may create, whether or not radioactive in nature, across the life cycle of the installation, from early safety options and creation authorization through commissioning, operation, modification, shutdown, dismantling and delisting.
The principal French rules applicable to INBs are codified in the Code de l’environnement and supplemented by generally applicable technical rules, including the ministerial order of February 7, 2012 relating to INBs. That order sets core requirements applicable throughout the life of an installation, including requirements relating to organization and responsibility, the nuclear safety case, control of nuisances and impacts on health and the environment, waste management and emergency preparedness. The ASNR may also adopt regulatory decisions and guidance to supplement this framework. In addition, French nuclear regulation reflects broader international and European influences, including IAEA safety standards, the Euratom framework and Western European Nuclear Regulators Association reference levels.
The creation of an INB is subject to a formal authorization process. Before filing for creation authorization, a prospective operator may ask ASNR to review all or part of the proposed “safety options” for the facility; this preparatory step is intended to facilitate, but does not replace, the subsequent statutory review. A creation application must include, among other things, a preliminary safety report, information addressing the risks presented by the proposed installation and measures intended to prevent accidents and limit their consequences. Under the Code de l’environnement, creation authorization may be granted only if the operator demonstrates, in light of current scientific and technical knowledge, that the technical and organizational measures proposed for the design, construction and operation of the facility are sufficient to prevent or limit the risks and inconveniences that the installation may present, and the operator must also demonstrate appropriate technical and financial capacity. For electricity-generating installations, the creation authorization must also satisfy the conditions applicable under the French Energy Code for authorization to operate.
The creation authorization is delivered only after ASNR has provided its opinion and after completion of a public inquiry (enquête publique). The authorization determines the characteristics and perimeter of the installation and sets the deadline by which the installation must be commissioned. The dossier submitted to the public inquiry excludes certain protected information and the preliminary safety report itself, although the preliminary safety report may be consulted during the inquiry under the arrangements established for that inquiry. In addition, for certain major projects, a public debate process before the Commission nationale du débat public (“CNDP”) may precede the formal authorization process. Under the Code de l’environnement, the CNDP is mandatorily seized for certain new nuclear sites above specified cost thresholds and may decide whether a public debate or a prior consultation process is appropriate.
Once creation authorization has been granted, ASNR establishes the detailed prescriptions it considers necessary for the design, construction and operation of the installation, including prescriptions relating to monitoring and measurement and, where applicable, water withdrawals and environmental discharges. Commissioning is separately authorized by ASNR. To obtain commissioning authorization, the operator must submit an updated safety report for the facility as built, the general operating rules, the internal emergency plan and updated decommissioning and environmental documentation as necessary. French law also distinguishes between substantial modifications, which are subject to a procedure similar to that applicable to a creation authorization, and other notable modifications, which may require either prior ASNR authorization or declaration depending on their significance.
Against this framework, our current French roadmap includes a proposed LFR-AS-30 reactor project in Indre-et-Loire and a proposed MOX fuel fabrication facility in the Aube, together with related grid connection arrangements. Those projects are currently the subject of a CNDP public debate running from April 2, 2026 to July 30, 2026. As part of our early regulatory engagement in France, we submitted nuclear safety program materials to ASNR in December 2025 for our reactor project, following an earlier submission in December 2024 relating to our MOX fuel manufacturing project. In July 2026, ASNR published its opinion on the safety features proposed for our planned French MOX fuel facility, concluding that the provisions adopted for our safety approach are satisfactory at this stage, while identifying areas for further development as the project advances. We are also currently awaiting ASNR’s opinion on the safety features proposed for our LFR design. These early submissions and related ASNR opinions are intended to support technical dialogue with the regulator ahead of later authorization steps, but they do not replace the formal statutory procedures described above.
Italy
Italy is an important jurisdiction for our engineering, research, development and qualification activities. We conduct significant technology-development work in Italy, including at the ENEA Brasimone Research Center. The regulatory framework applicable to our activities in Italy depends on the nature of the facility and activity involved. The ISIN is Italy’s independent regulatory authority responsible for nuclear safety and radiation protection. ISIN’s remit includes authorization processes, technical assessments, control and supervision relating to research reactors, radioactive waste and spent nuclear fuel management, nuclear material, physical protection of nuclear materials and installations, the use of ionizing radiation sources and the transport of radioactive materials, and it also issues certifications required by current legislation on the transport of radioactive materials.
As a result, to the extent our activities in Italy involve nuclear materials, radiation sources, radioactive-material transport, fuel-cycle-related activities or other regulated nuclear or radiological operations, those activities may be subject to review, authorization, inspection or supervision by ISIN and other competent Italian authorities. In addition, our Italian operations are subject to generally applicable Italian health, safety and environmental requirements. If, in the future, we seek to develop additional nuclear facilities or other regulated installations in Italy, we would expect those activities to require separate project-specific authorizations under the applicable Italian legal framework.
Slovakia
Slovakia is also relevant to our project-development activities through our joint venture with JAVYS, the Slovak state-owned nuclear and decommissioning company. In Slovakia, the principal regulator for nuclear activities is the Nuclear Regulatory Authority of the Slovak Republic, or ÚJD SR. ÚJD exercises state supervision over nuclear safety of nuclear installations, including radioactive waste management, spent fuel management and other stages of the fuel cycle, over nuclear materials, including their inspection and registration, and over physical protection of nuclear installations and nuclear materials. These areas are directly relevant to our Slovak project because it contemplates not only reactor deployment, but also the use of MOX fuel and spent-fuel-related activities.
The Act No. 541/2004 Coll. on the Peaceful Use of Nuclear Energy (Atomic Act) governs the peaceful use of nuclear energy and applies to, among other things, the siting, construction, commissioning, operation and decommissioning of nuclear installations, management of nuclear material, spent nuclear fuel and radioactive waste, and shipment of radioactive material. The Act defines “nuclear installation” broadly enough to include facilities intended for power generation using a nuclear reactor, spent fuel management, radioactive waste management and the production of nuclear fuel. The Slovak nuclear-installation licensing procedure consists of three major stages: siting, construction commencement and permanent operation, with separate regulatory control over testing, fuel loading, physical start-up, energy start-up and trial operation before a permanent operating license is granted.
For nuclear installations, ÚJD also performs important building-authority functions. For nuclear installations and related structures located within the area of a nuclear installation, ÚJD conducts construction proceedings, issues building authorizations, conducts building-approval procedures, performs state construction supervision and issues permits for siting and authorizations for construction under the Atomic Act. At the same time, territorial decision-making and expropriation remain subject to separate legal processes. This means that a Slovak reactor project at Bohunice could require parallel nuclear-safety, building and spatial-planning workstreams.
A Slovak project would also likely be subject to environmental review and public-participation requirements. In construction and building-approval proceedings, the Slovak Ministry of the Environment’s opinion is required in accordance with the applicable Environmental Impact Assessment framework. Environmental impact assessment is governed by Act No. 24/2006 Coll. on Environmental Impact Assessment and includes consultation and participation of the interested public. Accordingly, even if ÚJD is the principal nuclear regulator, project timing may also depend on environmental and related administrative procedures.
United Kingdom
The United Kingdom is also an important jurisdiction for our advanced nuclear activities. In Great Britain, before a new nuclear power station can be built and operated, the proposed operator must obtain permission from regulators and government, including obtaining site licensing and relevant consent to begin nuclear-related construction from the Office for Nuclear Regulation, environmental permits from the Environment Agency or Natural Resources Wales and planning permission from the Planning Inspectorate.
Great Britain has also established the Generic Design Assessment (“GDA”) process, a voluntary pre-licensing process under which regulators assess the safety, security and environmental implications of a new reactor design separately from site-specific applications. The GDA process is not site-specific, does not itself authorize construction or operation and does not eliminate the need for site-specific permissions and consents, but it can be used to identify and resolve issues earlier in the process. If we pursue deployment of our technology in Great Britain, we may seek to use this process, although entry into GDA is not itself a legal requirement and some developers may instead proceed directly into site-specific licensing.
United States
In the United States, we announced in March 2026 that we had initiated pre-application engagement with the U.S. Nuclear Regulatory Commission, or NRC, in support of the future licensing of our first advanced nuclear facilities in the United States. These activities relate to a 480 MWt lead-cooled fast reactor and an associated MOX fuel fabrication facility and are intended to familiarize NRC staff with the proposed facility designs and associated safety approaches and to support the development of regulatory plans and NRC resource and budget planning.
If we pursue reactor deployment in the United States, the relevant federal licensing pathways may include will include those under 10 CFR Part 53, especially for the FOAK reactor, and then those set forth in 10 CFR Part 52, which governs early site permits, standard design certifications, combined licenses, standard design approvals and manufacturing licenses, and under 10 CFR Part 50, which governs construction permits and operating licenses. Pre-application engagement is intended to support future applicants and the NRC in planning for anticipated applications and reviews.
If our U.S. business model includes fuel fabrication or other activities involving special nuclear material, we may also be required to obtain separate licenses under 10 CFR Part 70, which addresses domestic licensing of special nuclear material and specifically contemplates applications for plutonium processing or fuel fabrication plants and for the possession, use and transfer of special nuclear material. Transportation and waste-related activities may also trigger additional regulatory regimes, including 10 CFR Part 71 for packaging and transportation of radioactive material, 10 CFR Part 72 for the storage and transfer of spent fuel and certain high-level or reactor-related waste, and Part 61 for land disposal of radioactive waste.
Environmental review can also be outcome-determinative for schedule in the United States. Depending on the nature of the facility and the relevant federal action, NRC licensing may require environmental review and related public notice and comment procedures, and other federal, state and local permits may be required in parallel. Accordingly, even where the NRC is the principal nuclear safety regulator, additional approvals may still be necessary before a project can proceed to construction or operation.
Environmental, Occupational Health and Safety and Other Regulations
We are also subject to regulations regarding nuclear material safeguards, non-proliferation restrictions, liability insurance regimes, and various other matters. Both we, for our production facilities, and customers purchasing our reactors must obtain a variety of permits, licenses, and insurance for the jurisdiction where the facility will be located. We and customers purchasing our reactors are subject to stringent and complex federal, state, local and international laws and regulations governing the discharge of materials into the environment or otherwise relating to protection of worker health, safety and the environment. Compliance with all of these laws and regulations may expose us to significant costs and liabilities and cause us to incur significant capital expenditures in our operations. Any failure to comply with these laws and regulations may result in the assessment of administrative, civil and criminal penalties, imposition of remedial obligations, and the issuance of injunctions delaying or prohibiting operations. Private parties may also have the right to pursue legal actions to enforce compliance as well as to seek damages for non-compliance with environmental laws and regulations or for personal injury or property damage. In addition, the trend in environmental regulation is to place more restrictions on activities that may affect the environment, and thus, any changes in, or more stringent enforcement of, these laws and regulations that result in more stringent and costly pollution control equipment, the occurrence of delays in the permitting or performance of projects, or waste handling, storage, transport, disposal or remediation requirements could have a material adverse effect on our operations and financial position.
Our compliance with these and other laws, regulations, and contractual commitments may be onerous and could, individually or in the aggregate, increase our cost of doing business, impact the financial viability of our business model, limit our ability to pursue certain business practices or offer certain products and services, cause us to change our business models and operations, affect our competitive position relative to our peers, and/or otherwise harm our business, reputation, financial condition, and results of operations. We also cannot be assured that future events, such as changes in existing laws or enforcement policies, the promulgation of new laws or regulations or the development or discovery of new facts or conditions adverse to our operations will not cause us to incur significant costs. While we are confident in our compliance with current environmental regulations, we acknowledge the potential for policy shifts that could impact our operations.
Export Controls and Cross-Border Regulatory Requirements
Our business may also be affected by export control, import control and cross-border nuclear cooperation requirements. Because our activities are centered in Europe and may involve the cross-border transfer of technology, technical assistance, equipment, components, nuclear materials and fuel-related services, we may be required to comply with European Union, Euratom and national-law requirements relating to safeguards, nuclear-material accountancy, supply arrangements, transport authorizations, physical protection, non-proliferation controls, customs and other cross-border regulatory requirements.
In particular, the cross-border nature of our business may require us to navigate country-specific restrictions and approval requirements relating to technology transfer, technical assistance, nuclear-material supply arrangements, fuel-related transactions, transportation, sanctions and other international trade controls. These requirements may apply not only to the movement of physical items and nuclear materials, but also to the sharing of technical data, engineering support and other services across jurisdictions.
To the extent our activities involve the United States, exports and imports of certain nuclear equipment and materials may also be regulated by the NRC under 10 CFR Part 110, and certain assistance to foreign atomic energy activities may be regulated by the U.S. Department of Energy under 10 CFR Part 810. These controls and approvals may affect our ability to enter into international partnerships, transfer know-how, source components, move nuclear materials, structure fuel-cycle arrangements or expand into additional markets.
Additional information regarding certain risks related to government regulations is included in “Risk Factors—Risks Relating to Compliance with Law, Government Regulation and Litigation.”
Intellectual Property
We rely on a combination of patent, trademark, trade secret and other intellectual property protection laws, as well as contractual restrictions in our agreements with our employees, contractors, consultants and third parties with whom we have relationships, to protect and enhance the proprietary technology, inventions and improvements that are commercially important to our business. We also rely on trademark laws to protect our brands.
Our policy is to protect our competitive position by, among other methods, filing patent applications in Europe and other relevant jurisdictions, including the United States, relating to proprietary technology, inventions, improvements and products that are material to our business. We also rely on our trade secrets and know-how relating to proprietary technology, inventions, improvements and products, as well as certain innovation and in-licensing opportunities, to develop, strengthen and maintain our competitive position in the field. However, trade secret rights can be difficult to protect and may provide only limited protection. We take steps to protect and preserve our trade secrets and know-how by employing various methods, including entering into confidentiality, non-disclosure and, where appropriate, non-compete agreements with certain of our employees and third parties, including our vendors, contractors and potential business partners, to protect our intellectual property and proprietary information.
As of the date of this proxy statement/prospectus, we owned 31 patent families (i.e., a collection of patent applications covering the same or similar technical content), including 120 issued patents and 53 pending patent applications in the United States and selected foreign jurisdictions, as well as nine trademark registrations. Our issued patents have expected expiration dates extending between 2027 and 2043. Our patent portfolio covers certain aspects of our reactor and fuel technology, as well as other innovations relevant to our business.
Employees and Human Capital
As of the date of this proxy statement/prospectus, we had over 900 employees and contractors supporting our operations across Europe and the United States. We are a vertically integrated Generation IV technology and services business, and our workforce includes personnel engaged in engineering, research and development, licensing, fuel and reactor design, manufacturing, supply chain, project development, commercial, legal, finance, public affairs and other corporate and operating functions.
Our business depends on our ability to attract, develop and retain highly skilled personnel with technical, operational, regulatory and commercial expertise across the nuclear value chain. In particular, because our business model contemplates the development and deployment of advanced reactors, fuel-related activities and related engineering, manufacturing and support services, we require personnel with specialized experience in areas such as reactor technology, fuel development, licensing, safety, quality, project execution and industrial operations. We also rely on the capabilities of our subsidiaries, operating entities and strategic partnerships to support our broader platform.
We seek to foster a culture focused on technical excellence, execution, safety and continuous improvement. We believe our ability to attract and retain talent is supported by the mission-driven nature of our business, our international footprint, our research and industrial partnerships and the opportunity to contribute to the commercialization of advanced nuclear technologies. We are also committed to promoting the health, welfare and safety of our personnel and to maintaining workplaces that support collaboration, respect and professional development.
Safety in our workplaces is a priority. We take measures intended to prevent workplace hazards, encourage safe behaviors and promote processes designed to reduce incidents and injuries and support compliance with applicable health and safety requirements.
Facilities
We operate offices, facilities and development sites across Europe and the United States. As of the date of this proxy statement/prospectus, our footprint included 16 offices, three sites, three factories and three qualification, R&D and training centers, with additional land acquisitions under way. Our facilities, development sites and operating entities are located across six principal geographies, including the United Kingdom, France, Italy, Switzerland, Slovakia and the United States.
•
France—Our principal French facilities and development sites support our MOX fuel, licensing and project-development activities. In Chusclan, France, we operate the FASTER Research and Training Center, a multifunctional non-nuclear center located in the Marcel Boiteux industrial park in Occitanie. FASTER is dedicated to the readiness of our planned MOX fuel manufacturing plant and integrates several capabilities, including a training center equipped with real operating systems and virtual-reality environments to prepare operators, experimental halls for rapid design, prototyping, testing and validation of equipment, and pre-installation and commissioning zones that allow qualification of components before their integration into the MOX fuel factory. The initial FASTER building has been acquired and is operational, and the planned

FASTER 2 expansion building is under evaluation. Key capabilities associated with FASTER include HELIO, GAINA and PRIMO, including glove-box training and other fuel development and qualification activities. At Nogent-sur-Seine, France, we are also advancing the site for a planned MOX facility in France. The conceptual and basic design for the MOX fuel manufacturing plant has been completed, initial regulatory feedback has been received on the safety-options file and the site is being advanced in parallel with public debate, licensing and land-acquisition workstreams. On November 5, 2025, newcleo was granted an option to purchase the land that will serve as the site for the Nogent plant by the local authorities. The option is irrevocable and the purchase is subject to customary conditions precedent.
•
Italy—In Italy, our principal facility is located at the ENEA Brasimone Research Center, which supports our engineering, research, development and technology qualification activities and serves as our lead-cooled fast reactor research, development and qualification platform. Brasimone is the world’s largest center for lead-cooling technology development and qualification. Since our agreement with ENEA in 2022, we have invested approximately €69 million in the facility, with 30 engineers working on-site as of the date of this proxy statement/prospectus. Brasimone houses OTHELLO, a 2 MWt loop designed to validate key components of our LFR primary system, including the steam generator, primary pump and core, which was completed in the fourth quarter of 2025. Brasimone is also the site of PRECURSOR, a 10 MWt non-nuclear testbed designed to integrate subsystems to produce power and to be representative of commercial-scale operations, with completion anticipated by the end of 2026. PRECURSOR is intended to demonstrate overall system integration, including major non-nuclear subsystems, and to validate the thermal-hydraulic performance of our lead-cooled design. PRECURSOR’s expected primary vessel is designed to have a diameter of approximately 2.15 meters, a height of approximately 6.5 meters and approximately 104 tons of lead.

•
Slovakia—In Slovakia, our principal development site is the retired Bohunice nuclear site, which is being advanced through our joint venture with JAVYS, the Slovak state-owned nuclear company. This joint venture contemplates the deployment of up to four LFR-AS-200 reactors at Bohunice. The site is expected to be contributed by JAVYS, and site-development work with local partners is expected to be a next step in the project. The contemplated reactors would be powered by MOX fuel using Slovakia’s spent nuclear fuel.

•
United Kingdom, Switzerland and United States—In addition to the principal facilities and project sites described above, we maintain offices and operating entities in the United Kingdom, Switzerland and the United States, as well as additional offices and operating entities in France, Italy and Slovakia. Our corporate structure includes NewCleo Ltd. and newcleo Generation (UK) Ltd in the United Kingdom, newcleo SA and Rütschi Fluid AG in Switzerland and newcleo Americas LLC in the United States, together with multiple operating subsidiaries in France, Italy and Slovakia. These offices and operating entities support, or are intended to support, corporate, engineering, licensing, project-development, manufacturing, supply-chain and commercial activities across our platform.

We believe the locations of our facilities and development sites provide us with access to research institutions, industrial partners, regulators, engineering capabilities, supply-chain relationships and future deployment sites in a number of key jurisdictions. Our existing facilities and project sites support our current operating, research, qualification and development needs, and we expect to expand or further develop our facilities and site footprint over time as we move toward commercialization of our LFR and MOX activities.
Legal Proceedings
From time to time, we may be subject to various claims, lawsuits and other legal and administrative proceedings that may arise in the ordinary course of business. Some of these claims, lawsuits and other proceedings may range in complexity and result in substantial uncertainty; it is possible that they may result in damages, fines, penalties, non-monetary sanctions or relief. We currently do not have any claims, lawsuits or proceedings against us that, individually or in the aggregate, would be considered material to our business or likely to result in a material adverse effect on our future results of operations, financial condition or cash flows.

NEWCLEO’S MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL
CONDITION AND RESULTS OF OPERATIONS
References in this section to “newcleo” are to newcleo plc and its subsidiaries prior to the completion of the Business Combination. The following discussion and analysis provides information which newcleo’s management believes is relevant to an assessment and understanding of its results of operations and financial condition. The discussion and analysis should be read together with the sections of this proxy statement/prospectus entitled “Information About newcleo”, and newcleo’s audited consolidated financial statements and related notes thereto that are included elsewhere in this proxy statement/prospectus. In addition to historical consolidated financial information, this discussion and analysis contains forward-looking statements based upon current expectations that involve risks, uncertainties and assumptions. See the section entitled “Cautionary Note Regarding Forward-Looking Statements.” Actual results and timing of selected events may differ materially from those anticipated in these forward-looking statements as a result of various factors, including those set forth under “Risk Factors” or elsewhere in this proxy statement/prospectus.
Overview
newcleo’s mission is to help address the growing global demand for clean, flexible, affordable and secure energy sources through deploying a new generation of AMR Generation IV LFRs. These reactors are designed to be intrinsically safe and are intended to be powered with MOX fuel that newcleo plans to derive from already existing spent nuclear fuel. Additionally, newcleo has acquired strategic assets to support reactor construction and fuel production with engineering and component supply services. In pursuing the mission, newcleo is combining proven, de-risked technologies with proprietary and modernized reactor and MOX fuel manufacturing approaches, alongside an innovative and vertically integrated business model that enables the closure of the nuclear fuel cycle. newcleo believes this integrated approach has the potential to deliver safer, cleaner, virtually inexhaustible, and reliable nuclear energy at a competitive cost, while promoting energy independence and meeting the growing demand for reliable power.
newcleo’s Business Model
newcleo was founded in 2021 with the purpose of redefining the energy industry through the development and deployment of a scalable, next-generation nuclear energy platform. newcleo believes that global demand for reliable and sustainable energy is accelerating. To address the increase in demand, newcleo is pursuing a two-part strategy: selling licenses for newcleo’s LFR-related IP to commercial and industrial end-users and supplying these reactors with recycled MOX fuel fabricated at newcleo’s planned MOX manufacturing facilities.
newcleo is developing a proprietary 200 MWe LFR that is designed for safe, efficient and flexible energy generation. newcleo’s deployment model is based on modular construction with prefabricated critical components, which newcleo believes will reduce construction timelines and support co-located deployment across a range of industrial and utility end customers, including data centers and AI infrastructure, high-temperature process heat, hydrogen production, e-fuels and chemicals, and steel and cement decarbonization. In parallel with LFR development, newcleo is advancing MOX fuel manufacturing technology, intended to supply fuel to newcleo’s proprietary reactor design, and potentially other conventional and advanced nuclear reactor platforms. newcleo believes this approach will enhance fuel supply security and support the long-term operation of their LFR fleet.
The technologies underpinning newcleo’s LFRs and MOX manufacturing approach are well-established, having been demonstrated over multiple decades in European research and commercial industrial programs. newcleo believes the proven nature of these technologies reduces the deployment and timeline risks of their products and has allowed newcleo to focus on optimizing the safety, cost, and output profiles of their designs. newcleo’s extensive intellectual property portfolio—spanning 31 patent families—enables newcleo to refine these proven technologies by minimizing system complexity and introducing automation and compartmentalization features, all while meeting or exceeding international safety standards. As newcleo’s technology is specifically configured to utilize fissile nuclear material recovered from spent nuclear fuel, newcleo is well positioned to take advantage of the significant energy stockpile embedded in what is currently considered as nuclear waste.
newcleo has achieved several significant technical, regulatory and commercial milestones to date. At the Italian ENEA Brasimone Research Center (“Brasimone”), newcleo has completed the construction of OTHELLO, a 2 MWt liquid-lead experimental loop qualifying and testing newcleo’s LFR’s main components. Currently, newcleo is constructing PRECURSOR, a 10 MWt electricity-generating, non-nuclear demonstration reactor system that is expected to be the final major milestone prior to FOAK LFR licensing and deployment. Since entering into newcleo’s collaboration with ENEA in 2022, newcleo has invested approximately €69 million at Brasimone and have approximately 30 engineers working on site. newcleo believes that Brasimone provides one of the most significant existing platforms for lead-cooling technology development and qualification. OTHELLO is operational and is designed to support the validation of key LFR primary-system components, including the steam generator, primary pump and fuel assembly, as well as thermal-hydraulic performance. PRECURSOR is intended to integrate multiple subsystems and test full-plant behavior at a scale and level of system complexity that we believe will be representative of newcleo’s FOAK LFR. Newcleo currently expects PRECURSOR’s construction to be completed by the end of 2026.
newcleo is also advancing a dual-jurisdiction regulatory strategy. newcleo has initiated pre-application engagement with the NRC for both the LFR technology and MOX manufacturing facility, and has established an active licensing dialogue with the ASNR, including submission of Safety Options Files for its MOX facility and key LFR safety functions. In July 2026, ASNR published its opinion on the safety features proposed for newcleo’s planned French MOX fuel facility, concluding that the provisions adopted for the Company’s safety approach are satisfactory at this stage and, overall, are capable of meeting the objectives established under the applicable French nuclear safety framework, while also identifying areas for further development as the project advances. newcleo’s December 2025 LFR submission remains under review and assessment. Commercially, newcleo is progressing site development and strategic partnerships to enable deployment.
Key Factors Affecting Performance
newcleo’s ability to commence and expand commercial operations newcleo’s business model is dependent on its ability to commence and expand commercial operations across its LFR, MOX fuel and related services offerings. newcleo currently anticipates that its initial LFR deployment and related MOX fuel manufacturing activities will occur in the 2030s, with mechanical completion of relevant facilities expected to occur approximately one to two years before commencement of operations. Commencement of nuclear construction for these projects will depend on, among other things, achieving sufficient design maturity for its LFR technology, qualifying and producing MOX fuel, completing site selection and site characterization activities, and obtaining or supporting newcleo’s customers in obtaining necessary permits, licenses and other regulatory approvals from the NRC, ASNR and other applicable regulators. newcleo’s team of engineers, scientists and other personnel is highly motivated and committed to accomplishing these objectives. Failure to complete any one of these tasks in a timely manner could result in newcleo’s inability to begin commercial operations in the anticipated timeframe or at all.
newcleo is developing a global network of potential customers, strategic partners and supply chain participants that it expects will play an integral role in bringing its technology to market. newcleo’s LFRs are expected to rely on MOX fuel, which makes newcleo dependent on its ability to access plutonium and other reprocessed nuclear materials, as well as the related transport, handling, fabrication, storage and regulatory infrastructure. The imposition of tariffs, broader geopolitical disruptions, regulatory changes and the impacts of inflation on raw materials, supplied components, engineering services or other inputs for newcleo’s reactors and MOX fuel fabrication plants could have a material adverse effect on its operations. Management has considered the potential economic impact of these factors as they relate to newcleo’s suppliers and raw material needs, and believes that its timeline to expand commercial operations may soften the near-term impact that tariffs may have on the overall cost of its reactors and MOX fuel fabrication plants. To the extent the construction, operation or scaling of newcleo’s planned MOX fuel fabrication plants is delayed or otherwise disrupted, newcleo’s ability to commence and expand commercial operations may be significantly impaired.
As of the date of this proxy statement/prospectus, newcleo has a growing pipeline of customer and partnership opportunities across power generation, industrial heat, AI infrastructure, fuel-cycle and other use cases across multiple geographies. newcleo believes this growing pipeline of announced and potential customers and partners demonstrates increased market interest in its products and validates the potential applications of its technologies. However, newcleo’s pipeline does not represent contracted backlog or committed revenue, and there can be no assurance that any pipeline opportunity will result in definitive agreements, revenue, project deployment or commercial operations.
Widespread acceptance of nuclear power as an emissions-free energy source newcleo’s growth and future success are dependent on public, regulatory, political and commercial support for nuclear power in the United States and other countries where it intends to market, license, deploy or support its technology, including Italy, France, Slovakia, the United Kingdom and other countries in Europe, as well as other international markets that it may pursue in the future. Electricity demand is accelerating globally, with the IEA estimating electricity consumption to grow by more than 25% from approximately 30,000 TWh in 2023 to approximately 37,000 TWh by 2030. In the United States, electricity demand is currently driven by data center buildout from cloud computing providers, industrial growth and reshoring of manufacturing, and broader electrification, including electric vehicle adoption. Industrial companies have historically relied on traditional fossil fuels, such as natural gas, to generate electricity and steam to power their facilities’ industrial processes.
In order for newcleo’s business model to succeed, newcleo will depend on utilities, industrial customers, data center operators, infrastructure developers, governments and other market participants sourcing a larger percentage of energy from nuclear power facilities instead of fossil fuel facilities. Additionally, the market for AMRs, including LFRs, and related advanced fuel-cycle solutions has not yet been established at commercial scale, and newcleo is one of the pioneers in the industry. As newcleo scales and continues to invest in its LFR, MOX fuel and services offerings, it expects a growing number of jurisdictions in the United States and globally to consider advanced nuclear technologies as an always-on, carbon emissions-free alternative to other energy sources. As nuclear power and AMRs, in particular, gain widespread acceptance, newcleo expects demand for its LFR technology, MOX fuel and related services offerings to increase.
Inflation, supply chain pressures and rising development costs could increase newcleo’s operating expenses and adversely affect its margins
The LFR-AS-200, newcleo’s corresponding MOX fuel manufacturing technology and related nuclear infrastructure are costly, complex and challenging to design, license, construct and operate. newcleo is a development- and design-stage company that is preparing its flagship products for market, with collaboration from a team of commercial, industrial and governmental partners. As newcleo develops the LFR-AS-200, MOX fuel and other aspects of its business, it has been, and expects to continue to be, adversely affected by price increases from its suppliers, engineering providers and logistics partners as a result of inflation, as well as other factors such as increased development, labor, regulatory compliance and overhead costs.
Escalating costs in specialized manufacturing, regulatory compliance, technical talent acquisition, raw material procurement, nuclear-grade components, engineering services and site development could potentially erode newcleo’s projected economic advantage. In addition, newcleo’s financial resources are limited, and newcleo can provide no assurance that sufficient funding will be available to it to fund its operating expenses and to further develop or execute its business plan.
Because newcleo’s current business model contemplates that significant portions of the capital expenditures associated with future LFR projects may be incurred by customers, project companies, joint ventures or other third-party owners, the capital expenditure for certain reactors may not be included on newcleo’s balance sheet. However, newcleo may still be required to incur significant costs to develop, license, support, finance or provide services to such projects, and any increase in capital expenditure requirements for its reactors, MOX fuel fabrication plants or related infrastructure could adversely affect customer demand, project economics, financing availability, its ability to enter into definitive agreements and its results of operations.
newcleo’s ability to obtain and maintain regulatory approvals at international, federal, state and local levels newcleo’s capacity for continued growth and ability to achieve and maintain profitability depends in large part on its ability to obtain and maintain regulatory approvals across multiple jurisdictions, including at the international, federal, state and local levels. The United States, the European Union, the United Kingdom, France, Italy, Slovakia and other jurisdictions in which newcleo operates or may operate maintain distinct regulatory frameworks. These include laws and regulations that can directly or indirectly affect newcleo’s operations and those of its customers, including matters related to nuclear safety, environmental protection, radioactive materials handling, fuel fabrication, transportation and storage, site development, real estate usage, employment and labor practices, export controls, sanctions, community engagement and public consultation.
newcleo believes that it has an experienced licensing team that has developed constructive working relationships with the NRC, ASNR and other regulators. newcleo’s success will depend on its licensing team’s ability to continue to obtain and maintain applicable regulatory approvals on commercially reasonable timelines. While newcleo engages experienced regulatory, environmental and stakeholder-engagement advisors to anticipate and manage risks relating to procuring requisite regulatory approvals in a timely manner, there can be no assurance that these efforts will prevent delays, increased costs or adverse outcomes.

At the same time, certain U.S. and European policy initiatives currently support the advancement of advanced nuclear energy, energy security, infrastructure and domestic manufacturing projects aligned with energy abundance, security and decarbonization objectives, which may support regulatory coordination or resource allocation.
While newcleo operates in an industry that is subject to, and benefits from, safety and environmental regulations, such regulations have generally become more stringent over time, particularly across developed markets. While efforts have been underway in recent years to improve regulatory efficiency and costs, regulations in newcleo’s target markets include nuclear safety regulations, fuel-cycle and radioactive materials regulations, grid interconnection and power market considerations, environmental permits and assessments, export controls and non-proliferation requirements. As a company in a highly regulated industry, newcleo’s margins could be particularly and adversely impacted by increasingly stringent regulatory developments or regulatory scrutiny. Regulations on nuclear energy and advanced nuclear technologies are subject to unknown and unpredictable change that could impact newcleo’s ability to meet projected sales, deployment timelines or margins. Moreover, newcleo’s and its customers’ ability to obtain regulatory approvals and comply with applicable nuclear regulatory requirements may affect newcleo’s ability to market its technologies and obtain approvals in other countries.
newcleo’s ability to expand its services offerings
newcleo intends to offer customers a diversified suite of services throughout the life of a project or reactor, beginning several years prior to a plant’s commercial operation date. newcleo’s envisioned suite of services includes pre- and post-commercial operation date offerings, whereby newcleo intends to provide customers with services related to the design, development, licensing, construction, fueling, operations, maintenance, refueling, component replacement and technical support of the LFR-AS-200 and related MOX fuel infrastructure.
newcleo expects that, as the developer of the technology and as it refines its services offerings, the number of services it offers and the percentage of revenue it generates from its services offerings will grow. newcleo anticipates that its services offerings will have high penetration rates across its future clients and will provide consistent, recurring revenues throughout the expected life of each reactor. However, newcleo’s ability to expand these offerings will depend on its ability to enter into definitive customer agreements, develop qualified personnel and systems, obtain required regulatory approvals, manage liability and insurance requirements, and demonstrate that its services can be provided safely, reliably and cost-effectively.
newcleo’s ability to obtain additional capital
newcleo operates in a capital-intensive industry and expects to continue to incur operating losses for the foreseeable future as it continues to expand and develop its LFR, MOX fuel and related services offerings, and newcleo may need to raise additional capital in the future. In addition, as part of its business activities, including existing and future strategic partnerships, joint ventures and other commercial arrangements, newcleo has undertaken, expects to undertake or may in the future undertake commitments that require it to make substantial capital contributions or other investments, including before such arrangements generate revenues or positive cash flows. If newcleo is unable to raise additional capital when needed, it may have to delay, scale back or discontinue one or more of its lines of business, including its LFR development program, MOX fuel manufacturing strategy, regulatory engagement, site development activities, strategic partnerships, joint ventures, acquisitions or other growth initiatives.
newcleo may be required to cease operations or seek partners for its lines of business at an earlier stage than otherwise would be desirable and on terms that are less favorable than might otherwise be available. If newcleo is unable to raise additional capital when needed, it may also be required to relinquish, license or otherwise dispose of rights to technologies or lines of business that newcleo would otherwise seek to develop or commercialize on terms that are less favorable than might otherwise be available. If newcleo is unable to secure additional capital when needed, it may be required to take additional measures to reduce costs in order to conserve its cash in amounts sufficient to sustain operations and meet its obligations. These measures may significantly alter newcleo’s business plan and could cause significant delays in the development of its product candidates and ultimately adversely affect its financial condition and ability to operate as a going concern.
newcleo’s ability to execute and integrate strategic acquisitions, investments and partnerships newcleo’s growth strategy may include strategic acquisitions, investments, joint ventures, partnerships and other commercial arrangements designed to expand its technical capabilities, intellectual property portfolio, manufacturing capacity, supply chain access, regulatory expertise, customer relationships and geographic reach. These transactions may involve businesses, technologies, assets, personnel or facilities that are important to the development, licensing, construction, fueling, operation or commercialization of newcleo’s LFR, MOX fuel and related services offerings.
newcleo’s ability to realize the anticipated benefits of any such transaction will depend on a number of factors, including its ability to identify suitable opportunities, negotiate and consummate transactions on acceptable terms, obtain any required regulatory, foreign investment, nuclear safety, export control, antitrust or other approvals, integrate acquired businesses, technologies, systems, facilities and personnel, retain key employees and commercial relationships, and manage liabilities, compliance obligations and cultural or operational differences. Acquisitions and other strategic transactions may also require significant management attention and financial resources, may be dilutive to newcleo’s shareholders, may result in the incurrence of indebtedness or additional liabilities, and may expose newcleo to unexpected costs, integration challenges, impairment charges, disputes or regulatory scrutiny.
Recent Developments
Business Combination
On May 26, 2026, NewHold entered into a Business Combination Agreement with NewCleo Ltd., a private limited company incorporated under the laws of England and Wales (and, following the re-registration to a public limited company under the laws of England and Wales, “newcleo”), Merger Sub 1 and Merger Sub 2, pursuant to which, among other transactions, Merger Sub 1 shall be merged with and into NewHold with NewHold being the surviving company (the “First Merger Surviving Company”), and the First Merger Surviving Company shall be merged with and into Merger Sub 2 with Merger Sub 2 being the surviving company and a direct, wholly owned subsidiary of newcleo.
PIPE Financing
On May 26, 2026, NewHold and newcleo entered into the PIPE Subscription Agreements with the PIPE Investors, pursuant to which the PIPE Investors have agreed to purchase, in aggregate, 22,000,000 newcleo Ordinary Shares for a purchase price of €8.68 or $10.00 per share for an aggregate commitment amount of €187.5 million, or $220.0 million, before approximately €9.4 million in transaction costs to be incurred related to the PIPE Financing. The PIPE Subscription Agreements are subject to certain conditions, including, among other things, the closing of the Business Combination. The net proceeds from the PIPE Financing are intended to be used for general corporate purposes of the combined company following the Business Combination.
July 2026 Capital Raise
In July 2026, newcleo completed a capital raise with both new and existing investors, issuing 3,874,634 ordinary shares of newcleo Ltd. at a subscription price of €4.10 per share, for total gross proceeds of €15.89 million. The entire subscription proceeds are expected to be collected by the end of August 2026.
Exercise of Vested Options
In July 2026, we opened a window for the exercise of vested options. Consequently, the number of shares has increased by 941,887. For more information, see “Executive and Director Compensation.”
Basis of Presentation
newcleo conducts business through one operating segment, which is the research and development of LFRs, a class of SMRs operated using MOX fuel derived from recycled nuclear materials. newcleo’s historical results are reported in IFRS as issued by the IASB.
Key Components of Results of Operations
Revenue from Products and Services
newcleo generates revenue primarily through the manufacturing and installation of engineering facilities and equipment relating to the development of safe and clean energy, which includes manufacturing of storage facilities for nuclear waste, decommissioning plants, and activities of steelwork nature. In addition, newcleo also performs nuclear installations on operational reactors and engages in the supply of spare parts and maintenance activities on pumps manufactured. As part of the installation of equipment and spare parts, newcleo sells and manufactures industrial and nuclear pumps and pump components. newcleo also provides engineering consultancy services to private companies and public administration bodies. These contracts provide a combination of engineering, procurement, project management, installation, and consultancy services.

newcleo’s primary revenue streams and related recognition policies are as follows:
•
Manufacturing and installation of equipment and spare parts – Revenue is recognized over time based on the extent of progress towards completion of the performance obligation, measured using the cost-to-cost method for long-term contracts relating to (i) the sales and manufacture of complex pumps and components that have a long lead time, (ii) the sales of engineered pumps customized to customer technical specifications for nuclear projects and power plants, and (iii) specialized projects for sales of militarized pumps for nuclear or conventional submarines.

For manufacturing and sale of standardized pumps and pump components that are identical to the products supplied historically, revenue is recognized point in time upon the satisfaction of the performance obligation, when control of goods is transferred to the customers upon delivery, because these products require less time and complexity to produce.
•	Consultancy Services – Revenue is recognized using a cost-to-cost input method, under which revenue is recognized based on the ratio of actual costs incurred to total estimated costs.
Cost of sales
Cost of sales comprises expenses that are directly attributable to the construction of engineering facilities and equipment, the provision of engineering consultancy services, and activities related to nuclear installations, primarily including materials for nuclear pumps and pump components, external technical services, and personnel expenses associated with project delivery. Cost of sales also includes allocated production-related overhead, such as facility operating costs, utilities, and other infrastructure expenses, as well as depreciation and amortization of assets used in engineering, laboratory, and production activities.
Other income
Other income consists of research and development tax credits and grant income. Research and development tax credits are recognized at fair value where there is reasonable assurance that the credit will be received. Grant income mainly consists of income from investment grants received from the French government and is recognized when there is reasonable assurance that newcleo will meet the underlying conditions and the funds will be received, while grants related to assets are recognized over the useful life of the underlying assets.
Research and development expenses
R&D expenses consist primarily of internal and external expenses incurred in connection with newcleo’s R&D activities. These expenses include labor directly performed on projects and fees paid to third parties working designing and engineering the LFRs. R&D costs have been expensed as incurred.
Selling, general and administrative expenses
Selling, general and administrative expenses primarily consist of compensation and benefit costs for personnel in finance, human resources, information technology and other administrative functions. Selling, general and administrative expenses also include legal fees, advertising and marketing, professional fees paid for accounting, auditing and consulting services, insurance costs, facility costs and other general administrative expenses.
Other Income (Expenses)
(Loss) gain on disposal of assets
(Loss) gain on disposal of assets represents the net impact of derecognizing property, plant and equipment and intangible assets that are sold, retired, or otherwise disposed of during the reporting period. The amount recognized reflects the difference between the proceeds received (if any) and the asset’s carrying amount at the date of disposal, after considering any associated costs necessary to complete the transaction.
Finance income
Finance income consists primarily of interest income earned from cash and cash equivalents and realized foreign currency translation gains on foreign currency transactions.

Change in Fair Value of Financial Assets at Fair Value Through Profit or Loss (“FVTPL”)
The change in fair value of financial assets at FVTPL consists of changes in the fair value of money market fund investments with underlying investments in high-quality, short-term money market instruments. Financial assets at fair value through profit or loss are measured at fair value, and changes therein are recognized in the statement of profit or loss and other comprehensive income.
Finance costs
Finance costs consist of interest expense incurred on lease contracts and borrowings, and realized foreign currency translation losses on foreign currency transactions.
Share of loss of associates
Share of loss of associates represents the newcleo’s proportionate share of the net loss of its equity-accounted investees.
Income Tax (Expense) Benefit
Income tax (expense) benefit consists of income taxes related to the jurisdictions in which newcleo conducts business.
Results of Operations
Three Months Ended March 31, 2026 Compared to Three Months Ended March 31, 2025
The following table sets forth newcleo’s results of operations for the three months ended March 31, 2026 and 2025:

	For the Three Months Ended March 31,
	2026	2025	€ Change	% Change
	(in thousands, except percentages)
Revenue from products and services	€8,838	€5,843	€2,995	51%
Cost of sales	(5,520)	(4,582)	(938)	20%
Gross Profit	3,318	1,261	2,057	163%
Other income	3,174	2,486	688	28%
Research and development expenses	(16,129)	(17,761)	1,632	-9%
Selling, General and Administrative expenses	(26,768)	(22,939)	(3,829)	17%
Operating loss	(36,405)	(36,953)	(548)	-1%
(Loss) gain on disposal of assets	(11)	2	(13)	-650%
Finance income	325	817	(492)	-60%
Finance costs	(518)	(692)	174	-25%
Share of loss of associates	(60)	—	(60)	100%
Loss before income tax	(36,669)	(36,826)	157	0%
Income tax benefit (expense)	472	325	147	45%
Net loss	€(36,197)	€(36,501)	€304	-1%

Revenue from Products and Services
The following table sets forth newcleo’s revenue from products and services for the three months ended March 31, 2026 and 2025:

	For the Three Months Ended March 31,
	2026	2025	€ Change	% Change
	(in thousands, except percentages)
Manufacturing and installation of equipment and spare parts	€7,306	€5,168	€2,138	41%
Consultancy services	1,532	675	857	127%
Total revenue from products and services	€8,838	€5,843	€2,995	51%

Total revenue from products and services increased by €3.0 million, or 51%, from €5.8 million for the three months ended March 31, 2025 to €8.8 million for the three months ended March 31, 2026.
Manufacturing and installation of equipment and spare parts, including sales of nuclear pumps and pump components, increased by €2.1 million, or 41%, from €5.2 million for the three months ended March 31, 2025 to €7.3 million for the three months ended March 31, 2026, which was primarily driven by significant new long-term contracts. In 2026, we also expanded our available capacity to support both external sales and the internal development of PRECURSOR, a non-nuclear experimental demonstrator/facility located at Brasimone, Italy, and OTHELLO, a 2 MWt loop designed to validate key components of our LFR primary system. The activity of the acquired companies is based on highly specific, long-term contracts, and revenue from this activity is therefore expected to fluctuate significantly from one period to another. In addition, as the capacity is shared between external sales and internal projects, external revenue shifts depending on the priorities we set for each period.
Consultancy services increased by €0.9 million, or 127%, from €0.7 million for the three months ended March 31, 2025 to €1.5 million for the three months ended March 31, 2026, which was primarily driven by significant new long-term contracts.
Cost of sales
Cost of sales increased by €0.9 million, or 20% from €4.6 million for the three months ended March 31, 2025 to €5.5 million for the three months ended March 31, 2026. The change from 2025 to 2026 was primarily driven by higher purchases of raw materials and consumables of €0.6 million.
Other income
Other income increased by €0.7 million, or 28% from €2.5 million for the three months ended March 31, 2025 to €3.2 million for the three months ended March 31, 2026. The increase is primarily due to an increase in R&D tax credits generated in France and Italy of €0.3 million and an increase in grant income of €0.4 million.
Research and development expenses
Research and development expenses decreased by €1.6 million, or 9% from €17.8 million for the three months ended March 31, 2025 to €16.1 million for the three months ended March 31, 2026. The decrease was primarily attributable to a €2.4 million decrease driven by the decision to reduce R&D activities in the UK in the third quarter of 2025, as well as a €1.9 million decrease resulting from the improvement of R&D expense management, notably through the internalization of certain R&D activities. These decreases were partially offset by a €2.7 million increase in share-based payment expense, mainly driven by the December 2025 awards granted to all employees as a year-end performance bonus.
Selling, General and Administrative expenses
Selling, general and administrative expenses increased by €3.8 million, or 17% from €22.9 million for the three months ended March 31, 2025 to €26.8 million for the three months ended March 31, 2026. The increase was primarily due to a €4.0 million increase in share-based payment expense, mainly driven by the December 2025 awards granted to all employees as a year-end performance bonus, with the expense recognized over the four-year vesting period using the graded vesting method, and a €2.0 million increase in transaction costs related to the business combination with NewHold, partially offset by a €1.4 million decrease in wages and salaries mainly attributable to decision to decrease activities in the UK.
Finance income
Finance income decreased by €0.5 million, or 60% from €0.8 million for the three months ended March 31, 2025 to €0.3 million for the three months ended March 31, 2026. The change was primarily driven by a decrease in income from cash equivalents of €0.8 million due to a lower average level of available cash in the first quarter of 2026 compared to the first quarter of 2025.
Finance costs
Finance costs decreased by €0.2 million, or 25% from €0.7 million for the three months ended March 31, 2025 to €0.5 million for the three months ended March 31, 2026. The change was primarily driven by a decrease in unrealized foreign exchange losses.

Share of loss of associates
Share of loss of associates was €0.1 million for the three months ended March 31, 2026, compared to €nil for the three months ended March 31, 2025, arising from the Group’s investment in associates acquired in the second quarter of 2025.
Income tax benefit (expense)
Income tax benefit increased by €0.1 million, or 45% from €0.3 million for the three months ended March 31, 2025 to €0.5 million for the three months ended March 31, 2026 mainly driven by an increase in the deferred tax benefit of €0.1 million.
Year Ended December 31, 2025 Compared to Year Ended December 31, 2024
The following table sets forth newcleo’s results of operations for the years ended December 31, 2025 and 2024:

	For the Year Ended December 31,
	2025	2024	€ Change	% Change
	(in thousands, except percentages)
Revenue from products and services	€32,769	€46,743	€(13,974)	-30%
Cost of sales	(24,953)	(34,999)	10,046	-29%
Gross Profit	7,816	11,744	(3,928)	-33%
Other income	19,347	17,746	1,601	9%
Research and development expenses	(68,544)	(58,473)	(10,071)	17%
Selling, General and Administrative expenses	(98,547)	(86,815)	(11,732)	14%
Operating loss	(139,928)	(115,798)	(24,130)	21%
(Loss) gain on disposal of assets	(1,630)	180	(1,810)	-1,006%
Finance income	1,937	5,232	(3,295)	-63%
Change in fair value of financial assets measured at FVTPL	—	1,798	(1,798)	-100%
Finance costs	(2,120)	(1,977)	(143)	7%
Share of loss of associates	(48)	—	(48)	100%
Loss before income tax	(141,789)	(110,565)	(31,224)	28%
Income tax benefit (expense)	1,824	402	1,422	354%
Net loss	€(139,965)	€(110,163)	€(29,802)	27%

Revenue from Products and Services
The following table sets forth newcleo’s revenue from products and services for the years ended December 31, 2025 and 2024:

	For the Year Ended December 31,
	2025	2024	€ Change	% Change
	(in thousands, except percentages)
Manufacturing and installation of equipment and spare parts	€27,883	€40,739	€(12,856)	-32%
Consultancy services	4,886	6,004	(1,118)	-19%
Total revenue from products and services	€32,769	€46,743	€(13,974)	-30%

Total revenue from products and services decreased by €14.0 million, or 30%, from €46.7 million for the year ended December 31, 2024 to €32.8 million for the year ended December 31, 2025.
Manufacturing and installation of equipment and spare parts, including sales of nuclear pumps and pump components, decreased by €12.9 million, or 32%, from €40.7 million for the year ended December 31, 2024 to €27.9 million for the year ended December 31, 2025, which was driven by a higher focus using available capacity for the internal development of PRECURSOR, a non-nuclear experimental demonstrator/facility located at Brasimone, Italy, and OTHELLO, a 2 MWt loop designed to validate key components of our LFR primary system, and therefore lower levels of manufacturing and installations of spare parts provided to external customers in the year ended December 31, 2025.

Consultancy services decreased by €1.1 million, or 19%, from €6.0 million for the year ended December 31, 2024 to €4.9 million for the year ended December 31, 2025. The decrease was primarily due to lower levels of consultancy services provided to external customers during 2025 compared to the prior year as newcleo focused on internal projects including the development of PRECURSOR and OTHELLO at Brasimone.
Cost of sales
Cost of sales decreased by €10.0 million, or 29% from €35.0 million for the year ended December 31, 2024 to €25.0 million for the year ended December 31, 2025. The change from 2024 to 2025 was primarily driven by a decrease in purchases of studies of €8.3 million and lower purchases of raw materials and consumables of €2.3 million, partially offset by an increase in personnel expenses of €1.8 million and an increase in production-related overheads of €1.0 million.
Other income
The following table sets forth newcleo’s other income for the years ended December 31, 2025 and 2024:

	For the Year Ended December 31,
	2025	2024	€ Change%	Change
	(in thousands, except percentages)
R&D tax credits	€9,995	€8,351	€1,644	20%
Grant income	8,619	7,006	1,613	23%
Other income	733	2,389	(1,656)	-69%
Total other income	€19,347	€17,746	€1,601	9%

R&D tax credits increased by €1.6 million, or 20% from €8.4 million for the year ended December 31, 2024 to €10.0 million for the year ended December 31, 2025. The increase is due to higher eligible research and development expenses being incurred during 2025.
Grant income increased by €1.6 million, or 23% from €7.0 million for the year ended December 31, 2024 to €8.6 million for the year ended December 31, 2025. The increase was primarily driven by newcleo meeting the conditions required to recognize the remaining portion of the grants from Bpifrance related to the financing of the LFR 30 program.
Other income decreased by €1.7 million, or 69% from €2.4 million for the year ended December 31, 2024 to €0.7 million for the year ended December 31, 2025.
Research and development expenses
Research and development expenses increased by €10.1 million, or 17% from €58.5 million for the year ended December 31, 2024 to €68.5 million for the year ended December 31, 2025. The increase was driven by higher research and development activities in LFR design and MOX Fuel production during the year ended December 31, 2025. Research and development activities are expected to increase in the coming years.

Selling, General and Administrative expenses
The following table sets forth newcleo’s selling, general and administrative expenses for the years ended December 31, 2025 and 2024:

	For the Year Ended December 31,
	2025	2024	€ Change	% Change
	(in thousands, except percentages)
Staff costs	€(44,019)	€(32,757)	€(11,262)	34%
External services	(12,919)	(19,801)	6,882	-35%
Legal and professional	(5,963)	(2,421)	(3,542)	146%
Depreciation and amortization	(13,226)	(11,610)	(1,616)	14%
Office costs	(5,294)	(6,029)	735	-12%
Recruitment costs	(188)	(963)	775	-80%
Advertising and promotion	(1,302)	(1,439)	137	-10%
Travel and subsistence	(3,921)	(4,219)	298	-7%
IT costs	(7,394)	(5,790)	(1,604)	28%
Other costs	(4,321)	(1,786)	(2,535)	142%
Selling, general and administrative expenses	€(98,547)	€(86,815)	€(11,732)	14%

Staff costs increased by €11.3 million, or 34% from €32.8 million for the year ended December 31, 2024 to €44.0 million for the year ended December 31, 2025. The increase was primarily driven by an increase in employee compensation and benefit of €6.2 million due to a higher number of employees, an increase in share-based compensation of €3.9 million, and higher other staff-related expenses of €1.2 million.
External services decreased by €6.9 million, or 35% from €19.8 million for the year ended December 31, 2024 to €12.9 million for the year ended December 31, 2025. The decrease was primarily driven by lower project consultancy costs of €6.9 million.
Legal and professional increased by €3.5 million, or 146% from €2.4 million for the year ended December 31, 2024 to €6.0 million for the year ended December 31, 2025. The increase was primarily driven by legal and professional fees incurred in connection with entering into agreements with the investments in associates.
Depreciation and amortization increased by €1.6 million, or 14% from €11.6 million for the year ended December 31, 2024 to €13.2 million for the year ended December 31, 2025. The increase was primarily driven by higher amortization of intangible assets of €1.2 million from additions, higher depreciation of tangible assets of €0.3 million from additions and increased amortization of right-of-use assets under IFRS 16 of €0.2 million.
Office costs decreased by €0.7 million, or 12% from €6.0 million for the year ended December 31, 2024 to €5.3 million for the year ended December 31, 2025. The decrease was primarily driven by lower maintenance and repair costs of €0.6 million and lower rental charges of €0.2 million, partially offset by increases in other office-related expenses.
Recruitment costs decreased by €0.8 million, or 80% from €1.0 million for the year ended December 31, 2024 to €0.2 million for the year ended December 31, 2025. The decrease was driven by the stabilization of the newcleo’s headcount and lower external recruitment services required.
Advertising and promotion and travel and subsistence expenses were relatively consistent between 2025 and 2024.
IT costs increased by €1.6 million, or 28% from €5.8 million for the year ended December 31, 2024 to €7.4 million for the year ended December 31, 2025. The increase was primarily driven by higher software license costs of €1.5 million and an increase in miscellaneous IT costs of €0.2 million.
Other costs increased by €2.5 million, or 142% from €1.8 million for the year ended December 31, 2024 to €4.3 million for the year ended December 31, 2025. The increase was primarily driven by higher expenses related to the purchase of consumable used for testing or hire of equipment of €0.9 million in 2025 compared to nil in the prior year, higher bank fees of €0.4 million, higher other taxes of €0.4 million, and increased realized foreign exchange losses on operating payables and receivables of €0.6 million.

Other income (expenses)
(Loss) gain on disposal of assets
(Loss) gain on disposal of assets decreased by €1.8 million, or 1,006% from a gain of €0.2 million for the year ended December 31, 2024 to a loss of €1.6 million for the year ended December 31, 2025. The change was primarily driven by an increase in losses on disposal of intangible assets of €1.3 million and an increase in losses on disposal of tangible assets of €0.5 million recognized in 2025.
Finance income
Finance income decreased by €3.3 million, or 63% from €5.2 million for the year ended December 31, 2024 to €1.9 million for the year ended December 31, 2025. The change was primarily driven by a decrease in income from cash equivalents of €3.2 million due to a lower average level of available cash in 2025 compared to the prior year.
Change in fair value of financial assets measured at FVTPL
The change in fair value of financial assets measured at FVTPL related to short-term investments decreased by €1.8 million, or 100% from €1.8 million for the year ended December 31, 2024 to €nil for the year ended December 31, 2025. The decrease was primarily attributable to newcleo no longer holding financial assets measured at fair value through profit or loss, with available funds instead held in cash and cash equivalents.
Finance costs
Finance costs increased by €0.1 million, or 7% from €2.0 million for the year ended December 31, 2024 to €2.1 million for the year ended December 31, 2025. The change was primarily driven by net increase in realized and unrealized foreign exchange losses.
Share of loss of associates
Share of loss of associates increased by €0.05 million, or 100% from €nil for the year ended December 31, 2024 to €0.05 million for the year ended December 31, 2025 due to new investments in associates acquired in 2025.
Income tax benefit (expense)
Income tax benefit increased by €1.4 million, or 354% from €0.4 million for the year ended December 31, 2024 to €1.8 million for the year ended December 31, 2025. The increase primarily reflects a decrease in the deferred tax benefit of €2.5 million offset by €0.7 million of income tax expense in Rütschi, SRS and Fucina.
Liquidity and Capital Resources
Since inception, newcleo has incurred significant losses and, as of March 31, 2026, newcleo had an accumulated deficit of €360.3 million. For the three months ended March 31, 2026 and 2025, newcleo incurred net losses of €36.2 million and €36.5 million, respectively. As of December 31, 2025, newcleo had an accumulated deficit of €324.1 million. For the years ended December 31, 2025, and 2024, newcleo incurred net losses of €140.0 million and €110.2 million, respectively. newcleo commenced initial revenue-generating activities through its historical acquisitions in 2023 and is concurrently undertaking significant R&D efforts to develop its strategic LFR and MOX solutions, which are not expected to generate revenues for several years.
newcleo has historically funded its operations, capital expenditures, and working capital requirements from private financings through issuances of shares, issuance of redeemable bonds, borrowings from financial institutions, and grants received from government organizations. As of March 31, 2026, newcleo had cash and cash equivalents of €100.6 million. As of December 31, 2025, newcleo had cash and cash equivalents of €105.3 million. Between January and July 2026, newcleo received gross cash proceeds of €45.1 million in aggregate from the issuance of newcleo Ordinary Shares in connection with the October Capital Raise, the Pre-PIPE Financing and the €15,89 million of the July Capital Raise, have been partially collected (collection will be finished in August).
newcleo expects that the proceeds from the Business Combination, together with cash flows from operating activities and proceeds from future debt and equity financings, will support its ongoing business operations and future growth strategy. The aggregate proceeds newcleo receives from the Business Combination will depend on the level of redemptions of NewHold’s public shareholders. Under the Business Combination Agreement, the closing of the

Business Combination is subject to a number of conditions, including (i) the requisite approval of the Business Combination by the shareholders of the SPAC and newcleo, and (ii) the requirement that at the Second Merger Effective Time, newcleo will have access to no less than $200.0 million from (a) funds in the Trust Account following the public shareholders’ exercise of their redemption rights and (b) the proceeds of the PIPE Financing. There can be no assurance that all of the conditions to the completion of the Business Combination will be satisfied or waived, or that the Business Combination will be completed on the terms or within the time frame currently contemplated, or at all.
In connection with the Business Combination and its near-term working capital and liquidity requirements, newcleo may pursue or enter into short-term bridge or other debt facilities and other financing or capital-support arrangements, including equity lines of credit and deferred redemption or redemption-backstop arrangements. Any such arrangements may be subject to conditions, may not be entered into or utilized, and may involve interest, original issue discounts, fees, equity issuance or resale commitments, prepayments, repayment or settlement obligations and restrictive covenants. Accordingly, the amount and timing of liquidity ultimately available to newcleo may differ from the stated or committed amount of any such arrangement.
In the event that newcleo does not complete the Business Combination, and until such time newcleo can generate sufficient revenue from the LFR and MOX fuel and related service offerings, newcleo expects to seek additional funding through private equity financings, debt financings or other capital sources, including collaborations with other companies or other strategic transactions. newcleo may not be able to obtain financing on acceptable terms, or at all. The terms of any financing may adversely affect the holdings or the rights of newcleo’s shareholder. Although newcleo’s management continues to pursue these plans, there is no assurance that newcleo will be successful in obtaining sufficient funding on terms acceptable to us to fund continuing operations, or at all. newcleo will need significant additional funding to support their operations and pursue newcleo’s growth strategy. There can be no assurances that the current operating plan will be achieved or that additional funding will be available on terms acceptable to newcleo, or at all. If newcleo is unable to raise capital or enter into such agreements as and when needed, newcleo may have to significantly delay, scale back or discontinue the further research and development of one or more of newcleo’s products, or may be forced to reduce or terminate its operations.
Future Funding Requirements
newcleo’s future capital requirements will depend on a number of factors, including progress in the development and licensing of its LFRs, the timing and outcome of regulatory approvals, the advancement of its MOX fuel cycle strategy, the ability to secure strategic and commercial partnerships, the pace of research and development activities, decisions regarding the construction of facilities and prototype reactors, and broader economic and capital market conditions.
The development and deployment of newcleo’s LFR and MOX fuel technologies are complex, capital-intensive and subject to significant technical, regulatory and market uncertainty. Any shortfall in funding for research, development, testing or commercialization activities, unexpected cost increases, delays in achieving development milestones, uncertainty in regulatory licensing timelines, or adverse public or governmental reaction to nuclear energy developments—including potential environmental litigation or other legal proceedings—could result in delays or cost overruns and could materially adversely affect newcleo’s ability to construct and operate its plants. At this stage, newcleo cannot accurately predict the amount, timing or duration of funding required to successfully develop, construct and operate its LFRs or related facilities.
Actual capital requirements and development timelines may differ materially from current expectations depending on a number of factors, including:
•	the results of research and development activities, including changes in scope, scale or workforce composition;
•	shifts in the focus or direction of research, development or commercialization programs;
•	competitive developments and technological advances;
•	the cost of protecting and enforcing intellectual property rights;
•	the length, complexity and outcome of regulatory approval and licensing processes;
•	the cost and availability of raw materials, components and specialized services, including supply chain disruptions arising from geopolitical tensions;

•	public perception of, or opposition to, nuclear energy developments;
•	other costs, contingencies and risks associated with commercialization; and
•	foreign currency exchange fluctuations, particularly given that a substantial portion of newcleo’s cost base is denominated in euros.
Due to these uncertainties, newcleo may require significantly more capital than currently anticipated, and such capital may not be available when needed or on acceptable terms. Any material change in assumptions regarding development timelines or funding requirements, or any significant cost overruns or delays, could delay or prevent the realization of expected revenues and have a material adverse effect on newcleo’s business prospects, financial condition, results of operations and cash flows.
newcleo expects its expenses to increase meaningfully compared to prior periods as it advances the development of its LFR and MOX fuel programs, which are not expected to generate material revenues until later stages of development, and as it incurs additional costs associated with operating as a public company. Since inception, newcleo has funded its operations primarily through the issuance of equity and equity-linked instruments and may continue to pursue additional equity or debt financings, including short-term working capital or bridge facilities, government grants, strategic partnerships and other financing or capital-support arrangements, including equity lines of credit and deferred redemption or redemption-backstop arrangements, to support its development plans. The amount, timing, availability and terms of any such arrangement will depend on numerous factors, including market conditions, the level of redemptions by NewHold’s public shareholders and the satisfaction of applicable closing, funding and utilization conditions.
If newcleo is unable to secure adequate funding, newcleo may have to significantly delay, scale back or discontinue the further research and development of one or more of newcleo’s products, or may be forced to reduce or terminate its operations. To the extent newcleo incurs indebtedness, debt holders would have rights senior to holders of ordinary shares and the terms of such indebtedness could restrict operational flexibility. To the extent newcleo issues additional equity securities, existing shareholders would experience dilution, the relative voting power of existing shares may be reduced, and the market price of ordinary shares may decline.
newcleo’s primary uses of cash include employee related costs, research and development activities, working capital requirements, lease obligations, capital expenditures and other costs required to scale operations. Due to the inherent uncertainty associated with the development and eventual commercialization of advanced nuclear and fuel cycle technologies, newcleo is unable to precisely estimate its longer term capital requirements, and may seek additional financing earlier than anticipated. newcleo’s future capital needs and the adequacy of available funding will depend on numerous factors, including those described under “Risk Factors” elsewhere in this proxy statement/prospectus.
Borrowings
As of March 31, 2026, December 31, 2025 and December 31, 2024, newcleo’s outstanding borrowings from third parties, including accrued interest and excluding any redeemable bonds, consisted of the following:

	As of March 31,	As of December 31,
	2026	2025	2024
	(in thousands)
Senior Secured Refinancing Facility	€16,733	€16,733	€—
State-guaranteed loans	1,779	2,156	3,279
Unsecured Term Loans	—	—	763
Total borrowings	€18,512	€18,889	€4,042
Current	€2,574	€2,583	€1,759
Non-current	15,938	16,306	2,283
Total borrowings from third parties	€18,512	€18,889	€4,042

As of March 31, 2026, newcleo’s outstanding borrowings from third parties primarily consist of the following debt agreements.

Senior Secured Refinancing Facility
On December 23, 2025, Rütschi entered into a Senior Secured Refinancing Facility with a syndicate of banks led by BNP Paribas for an aggregate principal amount of €17.0 million. The facility comprises an amortizing Tranche A of €11.9 million and a bullet Tranche B of €5.1 million. Interest accrues at a variable rate based on Euro Interbank Offered Rate (“EURIBOR”) plus an applicable margin that is subject to annual adjustment based on Rütschi’s leverage. The initial margin is 2.30% on Tranche A and 2.80% on Tranche B. Tranche A is subject to scheduled annual amortization payments beginning in December 2026 and matures on December 23, 2031, while Tranche B is repayable in full at maturity on December 23, 2032. The facility is secured primarily by a first-ranking pledge over 100% of the shares of Rütschi Fluid AG, together with security over certain insurance proceeds.
The facility contains financial covenants including a maximum consolidated leverage ratio initially set at 2.75, subject to step-downs over time, and a minimum cash flow-to-debt service ratio of 1.00. The facility also contains various restrictive covenants including limitations on additional indebtedness, asset disposals, acquisitions, distributions to shareholders, changes in control, together with ongoing information and reporting obligations. Non-compliance with these covenants could result in acceleration of outstanding borrowings. As of December 31, 2025, Rütschi was in compliance with all financial and non-financial covenants. The covenants are tested annually, with the next tested date being December 31, 2026. Based on the figures as at March 31, 2026, there is no indication that Rütschi will not comply with the financial and non-financial covenants at the next testing date.
State-guaranteed Loans
Fucina, SRS and Rütschi each entered into state-guaranteed loan arrangements between 2020 and 2023, prior to their acquisition by newcleo. The state-guaranteed loans had an aggregate principal amount of €6.4 million, with contractual interest rates ranging from 0.58% to 12.24% and original maturities extending from October 2023 to April 2026. As of March 31, 2026, €1.8 million remained outstanding under these state-guaranteed loans.
Contractual Obligations and Commitments
As of March 31, 2026, newcleo’s contractual obligations and commitments are related to its lease obligations for office spaces and facilities and contractual payments on its outstanding borrowings described above as well as a noncancelable contractual commitment that primarily relates to the construction of the PRECURSOR experimental facility at Brasimone. As of March 31, 2026, newcleo had contractual commitments of €12.2 million primarily relating to the construction of the PRECURSOR experimental facility at Brasimone.
The following table summarizes newcleo’s contractual obligations and commitments related to lease obligations and outstanding borrowings as of March 31, 2026. The amounts are gross and undiscounted, and include contractual interest payments and anticipated prepayments and related penalties, if any:

	Carrying Amount	Contractual Cash Flow	Within 1 Year	Between 1 and 5 Years	Beyond
	(in thousands)
Lease liabilities	€18,440	€24,963	€4,910	€13,654	€6,399
Senior Secured Refinancing Facility	16,733	20,506	2,740	12,091	5,675
State-guaranteed loans	1,779	2,171	730	1,441	—
Total	€36,952	€47,640	€8,380	€27,186	€12,074

Redeemable Bonds and Capital Raises
In June 2025, newcleo SA (“newcleo SA”), a subsidiary of newcleo, completed an equity financing through the issuance of redeemable bonds, raising aggregate gross proceeds of approximately €32.1 million. The redeemable bonds were non-interest bearing and were converted into ordinary shares in newcleo SA on June 30, 2025, at a conversion price of €2.85 per share, in accordance with the terms of the redeemable bonds agreement. Subsequently, in December 2025, shares of newcleo SA were transferred to NewCleo Ltd., by way of a contribution in kind. As a result, 11,265,422 newcleo Ordinary Shares were issued by NewCleo Ltd., for a total value of €32.1 million, to the related investors.
In October 2025, newcleo SA initiated a capital raise (the “October Capital Raise”) with new and existing investors for the subscription of bonds redeemable into newcleo SA ordinary shares (the “October Capital Raise”). As of December 31, 2025, newcleo SA received €38.6 million in proceeds related to the October Capital Raise but had not yet issued any bonds in connection with the October Capital Raise. newcleo recognized the proceeds of €38.6 million as a deferred redeemable bond obligation within trade and other payables on newcleo’s historical consolidated balance sheet as of December 31, 2025. In January 2026, newcleo, newcleo SA and the investors associated with the October Capital Raise entered into an amendment pursuant to which (i) newcleo SA and the investors agreed that the agreement to issue redeemable bonds under the October Capital Raise shall terminate, and (ii) newcleo Ordinary Shares would be issued to the investors in lieu of newcleo SA redeemable bonds (the “SA Capital Raise Amendment”). Upon the execution of the SA Capital Raise Amendment, no redeemable bonds were issued in connection with the October Capital Raise.
In January 2026, newcleo raised an additional €18.8 million under the October Capital Raise. On January 30, 2026, newcleo completed the October Capital Raise, raising aggregate proceeds of €57.4 million at a purchase price of €3.40 per newcleo Ordinary Share and issuing 16,880,136 newcleo Ordinary Shares.
Pre-PIPE Financing
In April 2026, newcleo entered into subscription agreements with various investors pursuant to which the investors subscribed for 7,306,808 newcleo Ordinary Shares at a purchase price of €3.60 per share, for an aggregate cash consideration of €26.3 million (the “Pre-PIPE Financing”). The closing of the Pre-PIPE Financing is not a closing condition of the Business Combination.
Cash Flows
The following table sets forth newcleo’s cash flows for the three months ended March 31, 2026 and 2025 and the years ended December 31, 2025 and 2024:

	For the Three Months Ended March 31		For the Year Ended December 31,
	2026	2025	2025	2024
	(in thousands)
Net cash flows used in operating activities	€(32,315)	€(37,944)	€(119,678)	€(104,477)
Net cash flows from (used in) investing activities	(13,598)	(11,007)	(48,284)	126,266
Net cash flows from financing activities	41,154	12,816	80,721	55,805
Net change in cash and cash equivalents	€(4,759)	€(36,135)	€(87,241)	€77,594

Three Months Ended March 31, 2026
Cash Flows Used in Operating Activities
Net cash used in operating activities during the three months ended March 31, 2026, was €32.3 million, resulting primarily from a net loss of €36.2 million, change in operating assets and liabilities of €9.1 million, and income taxes paid of €0.2 million, offset by €13.2 million in net change of non-cash adjustments in the period.
The €13.2 million in non-cash adjustments primarily include share-based payment expense, depreciation of property, plant and equipment and right-of-use assets and amortization of intangible assets.
The €9.1 million change in operating assets and liabilities for the three months ended March 31, 2026 consisted of €5.5 million increase in trade receivables, contract and other assets, €3.8 million decrease in trade and other payables and €0.1 million decrease in inventories. The increase in trade receivables, contract and other assets was driven primarily by a €2.6 million increase in research and development tax credits and a €2.8 million increase in prepaid expenses. The decrease in trade and other payables reflected primarily a €3.5 million decrease in indirect taxes payable.
Cash Flows Used in Investing Activities
Net cash used in investing activities during the three months ended March 31, 2026, was €13.6 million, resulting primarily from purchase of property, plant and equipment of €13.4 million, primarily relating to the construction of the precursor experimental facility at Brasimone, and the addition of intangible assets €0.2 million.
Cash Flows Provided by Financing Activities
Net cash from financing activities during the three months ended March 31, 2026, was €41.2 million resulting from advance subscriptions from shareholders of €24.0 million in connection with the Pre-PIPE Financing and net cash proceeds of €18.8 million from the issuance of shares in connection with the October Capital Raise. The net cash provided by financing activities was offset by repayments of borrowings and lease liabilities of €1.2 million and interest paid, including interest on leases, of €0.4 million.
Three Months Ended March 31, 2025
Cash Flows Used in Operating Activities
Net cash used in operating activities during the three months ended March 31, 2025, was €37.9 million, resulting primarily from a net loss of €36.5 million, change in operating assets and liabilities of €6.6 million, and income taxes paid of €0.3 million, offset by €5.5 million in net change of non-cash adjustments in the period.
The €5.5 million in non-cash adjustments primarily include depreciation of property, plant and equipment and right-of-use assets, amortization of intangible assets, share based payment expense, financial income and financial costs.
The €6.6 million change in operating assets and liabilities for the three months ended March 31, 2025 consisted of €8.2 million decrease in trade and other payables and €0.2 million increase in inventories, offset by €1.7 million decrease in trade receivables, contract and other assets. The decrease in trade and other payables was mainly attributable to the timing of payments on trade payables and taxes payable. The decrease in trade receivables, contract and other assets was mainly attributable to the timing of collections on trade receivables.
Cash Flows Used in Investing Activities
Net cash used in investing activities during the three months ended March 31, 2025, was €11.0 million, resulting primarily from purchase of property, plant and equipment of €12.6 million and the acquisition of intangible assets of €0.2 million, offset by proceeds from maturities of short-term investments of €1.0 million and interest received from short-term investments of €0.8 million.
Cash Flows Provided by Financing Activities
Net cash from financing activities during the three months ended March 31, 2025, was €12.8 million resulting from redeemable bond subscriptions of €14.3 million, offset by repayments of borrowings and lease liabilities of €1.2 million and interest paid, including interest on leases, of €0.3 million.
Year Ended December 31, 2025
Cash Flows Used in Operating Activities
Net cash used in operating activities during the year ended December 31, 2025, was €119.7 million, resulting primarily from a net loss of €140.0 million, and change in operating assets and liabilities of €11.4 million, offset by €31.5 million in net change of non-cash adjustments in the period. The €31.5 million in non-cash adjustments primarily include depreciation of property, plant and equipment, amortization of intangible assets, share based payment expense, and loss on disposals. The €11.4 million change in operating assets and liabilities for the year ended December 31, 2024 consisted of €16.8 increase in trade and other receivables, €3.5 million increase in trade and other payables and €1.9 million decrease in inventories. The increase in trade and other receivables was primarily due higher contract assets and grants receivable arising from the timing of project milestones and funding receipts. The increase in trade and other payables is primarily due to timing of supplier payments at year end. The decrease in inventories was primarily attributable to the write-off of fair value uplift in inventory recognized in connection with historical acquisitions.
Cash Flows Used in Investing Activities
Net cash used in investing activities during the year ended December 31, 2025, was €48.3 million, resulting primarily from purchase of property, plant and equipment of €43.0 million, the addition of intangible assets under construction and software licenses of €2.8 million, the investment in Newvys of €5.0 million offset by the interest received from short-term investments of €1.7 million.
Cash Flows Provided by Financing Activities
Net cash from financing activities during the year ended December 31, 2025, was €80.7 million resulting from redeemable bond subscriptions of €38.6 million in connection with the October Capital Raise, net cash proceeds of €31.6 million from the issuance of redeemable bonds, proceeds from borrowings of € 16.7 million under the Senior Secured Refinancing Facility. The net cash provided by financing activities was offset by repayments of other borrowings and lease liabilities of €4.7 million and interest payments on leases of €1.4 million.

Year Ended December 31, 2024
Cash Flows Used in Operating Activities
Net cash used in operating activities during the year ended December 31, 2024, was €104.5 million, resulting primarily from a net loss of €110.2 million, and change in operating assets and liabilities of €9.3 million, income taxes paid of €1.3 million, offset by €16.3 million in net change of non-cash adjustments in the period.
The €16.3 million in non-cash adjustments primarily include depreciation of property, plant and equipment, amortization of intangible assets, impairments, share based payment expense, financial income and financial costs.
The €9.3 million change in operating assets and liabilities for the year ended December 31, 2024 consisted of €21.0 million increase in trade and other receivables, €8.4 million increase in trade and other payables and €3.3 million decrease in inventories. The increase in trade and other receivables was primarily due to higher state tax receivables in Italy and France of €16.2 million and an increase in R&D tax receivable of €7.8 million. The increase in trade and other payables was mainly attributable to the timing of payments related to contract liabilities and tax payables at year end. The decrease in inventories was primarily attributable to the write-off of fair value uplift on inventory recognized in connection with historical acquisitions.
Cash Flows Provided by Investing Activities
Net cash from investing activities during the year ended December 31, 2024, was €126.3 million, resulting primarily from proceeds from maturities of short-term investments of €358.8 million and interest received from short-term investments of €3.9 million, offset by the purchase of short-term investments of €186.1 million, purchase of property plant and equipment of €37.7 million, the addition of assets under construction of €8.6 million, the acquisition of software licenses for €3.1 million, and increase in loans and deposits made of €1.0 million.
Cash Flows Provided by Financing Activities
Net cash from financing activities during the year ended December 31, 2024, was €55.8 million resulting from proceeds of shares issuances of €62.0 million, offset by repayments of borrowings and lease liabilities of €4.4 million, and interest payments on leases of €1.8 million.
Critical Accounting Estimates and Judgments
newcleo’s consolidated financial statements are prepared in accordance with IFRS as issued by the IASB. In preparing its consolidated financial statements, newcleo makes assumptions, judgments and estimates that can have a significant impact on amounts reported in the consolidated financial statements. newcleo bases its material judgments, estimates and assumptions on historical experience and various other factors, including expectations of future events that are believed to be reasonable under the circumstances. Actual results could differ materially from these estimates under different assumptions or conditions and are recognized prospectively. newcleo regularly re-evaluates its material judgments, estimates and assumptions. See Note 3 of newcleo audited consolidated financial statements included elsewhere in this proxy statement/prospectus for further details.
The estimates and assumptions that have significant risks of causing material adjustments in newcleo’s consolidated financial statements relate to the following.
Revenue Recognition
newcleo recognizes revenue in accordance with IFRS 15, Revenues from Contracts with Customers (“IFRS 15”). newcleo’s revenue recognition requires significant judgement in assessing how customer contracts give rise to enforceable rights and obligations and determining the appropriate accounting treatment under IFRS 15. The most significant judgements in applying IFRS 15 relate to the identification of distinct performance obligations within customer contracts and the assessment of the timing of revenue recognition (at a point in time versus over time). When the contracts include multiple performance obligations, the transaction price is allocated to each distinct performance obligation based on its relative standalone selling price. Standalone selling prices are determined using observable market prices where available. In the absence of observable prices, newcleo estimates standalone selling prices using the expected cost plus margin approach. The selection of the valuation method and the underlying assumptions require judgment and may affect the timing and amount of revenue recognized.

Consideration under newcleo’s customer contracts may include both fixed and variable components. At contract inception, only fixed consideration is included in the transaction price. Variable consideration is included only to the extent that it is highly probable that a significant reversal of revenue will not occur once the associated uncertainty is resolved. In determining the transaction price, newcleo assesses whether the timing of payments agreed with the customer provides a significant financing benefit to either party.
The estimates involved in revenue recognition may materially impact the timing and allocation of revenue, and changes in assumptions could result in significant variations in reported results.
The newcleo group operates under long-term contractual arrangements whose execution timing is determined on a best-estimate basis, incorporating project status, operational planning assumptions, and historical experience. The allocation of unsatisfied performance obligations across future reporting periods reflects production priorities and known capacity constraints as of the reporting date, rather than a fixed contractual schedule. Due to the inherent uncertainty in this type of business, actual revenue recognition patterns may differ from these estimates as project execution plans evolve.
newcleo derives revenue from two significant types of revenue contracts: (i) manufacturing and installation of equipment and spare parts, and (ii) consultancy services.
For manufacturing and installation of equipment and spare parts, revenue is recognized over time based on the extent of progress towards completion of the performance obligation, measured using the cost-to-cost method for long-term contracts relating to (i) the sales and manufacture of complex pumps and components that have a long lead time, (ii) the sales of engineered pumps customized to customer technical specifications for nuclear projects and power plants, and (iii) specialized projects for sales of militarized pumps for nuclear or conventional submarines.
For manufacturing and sale of standardized pumps and pump components that are identical to the products supplied historically, revenue is recognized point in time upon the satisfaction of the performance obligation, when control of goods is transferred to the customers upon delivery, because these products require less time and complexity to produce.
For consultancy services, newcleo recognizes revenue on a straight-line basis over the contract length. newcleo’s service agreements are generally fixed term and straight-line revenue recognition is an appropriate measure of progress towards satisfaction of the performance obligation.
Contract assets arise when newcleo has transferred goods or services to a customer but its right to consideration is not yet unconditional. Once the right to consideration becomes unconditional, the balance is reclassified as a receivable. Contract assets are reviewed for impairment using the same expected credit loss methodology applied to trade receivables. Receivables represent amounts for which newcleo has an unconditional right to payment, with only the passage of time required before payment is due. Contract liabilities represent the newcleo’s obligation to transfer goods or services to customers for which consideration has been received, or for which an amount is due, in advance of the related performance being satisfied. The newcleo group does not typically incur significant incremental costs to obtain contracts with customers.
newcleo measures the loss allowance for trade receivables and contract assets at an amount equal to lifetime expected credit loss (“ECL”). The ECL on trade receivables and contract assets are estimated using a provision matrix by reference to past default experience of the debtor and an analysis of the debtor’s current financial position, adjusted for factors that are specific to the debtors, general economic conditions of the industry in which the debtors operate and an assessment of both the current as well as the forecast direction of conditions at the reporting date.
Share-Based Payments
Share-Based Compensation Expense
newcleo accounts for share-based payments in accordance with IFRS 2, Share-based Payment (“IFRS 2”). Share-based compensation expense relates to equity awards issued to its employees and non-employees which consists of options with both service and non-market performance vesting conditions and RSUs with service conditions.
The grant date fair value of the RSUs is determined based on the fair value of newcleo’s ordinary shares on the date of grant. The fair value of share-based payment options is measured on the grant date and is estimated using a Black Scholes simulation model, which involves significant judgment and reliance on complex assumptions. newcleo calculates the fair value of the share-based compensation using the following key inputs:

•	Expected volatility: the volatility assumption is derived from the observed share price volatility of publicly listed companies operating in an industry comparable to newcleo.
•
Expected life: the expected life used in the model is adjusted for the effects of the graded vesting scheme, non-transferability, exercise restrictions, and behavioral considerations, as well as management’s best estimate of the time to a qualifying exit event.

•	Risk-free rate: the risk free rate applied in the valuation corresponds to the yield on U.K. government bonds, using a maturity consistent with the expected exit horizon.
•	Expected dividend: newcleo has never paid, and does not anticipate paying, cash dividends on its ordinary shares. Therefore, the expected dividend yield was assumed to be zero.
•	Fair value of newcleo’s ordinary share: See the subsection titled “—Fair Value of Share-Based Awards” below.
newcleo measures and records compensation expense related to share-based awards based on the fair value of those awards as determined on the date of grant. newcleo recognizes share-based compensation expense for options over the vesting period using the graded method, based on management’s estimate of the number of equity instruments that will eventually vest. The expense recorded related to the options is adjusted at each reporting date to reflect the best estimate of the total number of equity instruments expected to be vested as a result of the effect of non-market-based vesting conditions. These estimates are subject to significant uncertainty and could materially impact future results.
Equity-settled share-based payment transactions with parties other than employees are measured at the fair value of the goods or services received, except where that fair value cannot be estimated reliably, in which case they are measured at the fair value of the equity instruments granted, measured at the date the entity obtains the goods or the counterparty renders the service.
Assumptions and methodologies are reviewed periodically, and changes may result in material adjustments to compensation expense. Actual outcomes may differ materially from these estimates due to changes in market conditions, volatility, or strategic developments, and such differences could significantly affect reported results in future periods.
When unvested options are forfeited, any expenses previously recognized are reversed with effect from the date of the forfeiture.
Fair Value of Share-Based Awards
As a privately held company, there has been no public market for newcleo’s ordinary shares to date. The estimated fair value of newcleo’s ordinary shares has been determined by its board of directors as of the date of each option grant, with input from management, based on the price of ordinary shares sold to outside new and existing investors in arm’s length transactions and its board of directors’ assessment of additional objective and subjective factors that it believed were relevant and which may have changed from the date of capital transaction through the date of the grant. These arm’s length transactions were executed at various dates and resulted in an implied fair value of newcleo’s ordinary shares of €2.80 on May 13, 2024, €2.80 on October 15, 2024, €2.85 on June 30, 2025, and €2.85 on November 28, 2025. Subsequent to December 31, 2025, the Company had additional arm’s length capital transactions which were completed and executed on January 30, 2026 for a fair value of €3.40 per newcleo ordinary share and on April 1, 2026 for a fair value of €3.60 per newcleo ordinary share.
In addition to considering the results of these third-party valuations, newcleo’s board of directors considered various objective and subjective factors to determine the fair value of its ordinary shares as of each grant date, including:
•	the lack of an active public market for newcleo’s ordinary shares;
•	external market conditions affecting the SMR industry and trends within the industry;
•	newcleo’s financial position, including cash and cash equivalents on hand, and its historical and forecasted performance and operating results;
•	the likelihood of achieving a liquidity event, such as an initial public offering or sale of newcleo in light of prevailing market conditions; and
•	the analysis of initial public offerings and the market performance of similar companies in the SMR industry

The assumptions underlying these valuations represented management’s best estimate, which involved inherent uncertainties and the application of management’s judgment. As a result, if newcleo had used significantly different assumptions or estimates, the fair value of its ordinary shares and its share-based compensation expense could have been materially different. For the year ended December 31, 2025, if there was a 10% increase in the valuation of the ordinary shares at each of the valuation dates of share-based awards granted during the year, the impact to the share-based compensation expense would have been an increase of €0.8 million. If there was a 10% decrease in the valuation of the ordinary shares at each of the valuation dates of share-based awards granted during the year, the impact to the share-based compensation expense would have been a decrease of €0.8 million.
For the three months ended March 31, 2026, if there was a 10% increase in the valuation of the ordinary shares at each of the valuation dates of share-based awards granted during the period, the impact to the share-based compensation expense would have been nil as an insignificant number of grants were awarded during the period. If there was a 10% decrease in the valuation of the ordinary shares at each of the valuation dates of share-based awards granted during the period, the impact to the share-based compensation expense would have been nil as an insignificant number of grants were awarded during the period.
Once a public trading market for newcleo’s ordinary shares has been established in connection with the completion of this Business Combination, it will no longer be necessary for newcleo’s board of directors to estimate the fair value of its ordinary shares in connection with its accounting for share-based awards and other such awards newcleo may grant, as the fair value of its ordinary shares will be determined based on the quoted market price of its ordinary shares.
Share-Based Awards Granted
The following table summarizes by grant date the number of options and RSUs granted from July 1, 2025 through the date of this proxy statement/prospectus, the per share exercise price of the options, the per share fair value of ordinary shares underlying the options and RSUs on each grant date and the per share estimated fair value of the options and RSUs:

Grant Date	Award Type	Number of Shares Subject to Awards Granted	Per Share Exercise Price of Awards	Per Share Fair Value of Ordinary Shares	Per Share Estimated Grant Date Fair Value of Awards
July 1, 2025	Stock Options	10,712	€0.01	€2.85	€2.84
July 31, 2025	Stock Options	45,220	€0.01	€2.85	€2.84
September 1, 2025	Stock Options	820,978	€0.01	€2.85	€2.84
October 1, 2025	Stock Options	92,300	€0.01	€2.85	€2.84
November 1, 2025	Stock Options	5,000	€0.01	€2.85	€2.84
November 5, 2025	Stock Options	116,000	€0.01	€2.85	€2.84
December 1, 2025	Stock Options	19,549,602	€0.01	€2.85	€2.84
December 1, 2025	Restricted Stock Unit	270,000	n/a	€2.85	€2.85
December 23, 2025	Stock Options	37,722	€0.01	€2.85	€2.84
December 29, 2025	Stock Options	72,146	€0.01	€2.85	€2.84
January 5, 2026	Restricted Stock Units	140,000	n/a	€2.85	€2.85
February 2, 2026	Stock Options	44,599	€0.01	€3.40	€3.39
March 11, 2026	Stock Options	27,778	€0.01	€3.40	€3.39
April 1, 2026	Stock Options	5,555	€0.01	€3.60	€3.59
April 13, 2026	Restricted Stock Units	30,000	n/a	€3.60	€3.60
April 20, 2026	Restricted Stock Units	80,000	n/a	€3.60	€3.60
April 22, 2026	Stock Options	7,353	€0.01	€3.60	€3.59
April 29, 2026	Stock Options	306,666	€0.01	€3.60	€3.59
May 6, 2026	Restricted Stock Units	128,216	n/a	€3.60	€3.60
May 6, 2026	Stock Options	10,000	€0.01	€3.60	€3.59
May 12, 2026	Restricted Stock Units	10,000	n/a	€3.60	€3.60
May 18, 2026	Restricted Stock Units	30,000	n/a	€3.60	€3.60
June 11, 2026	Stock Options	5,000	€0.01	€3.60	€3.59
June 15, 2026	Stock Options	50,000	€0.01	€3.60	€3.59

There were no other share-based awards granted from June 15, 2026 through the date of this proxy statement/prospectus.
Capitalization of Research and Development Expenses
newcleo capitalizes research and development costs when management determines that technological and economic feasibility has been achieved, typically upon reaching defined milestones under its project management framework. Management has reviewed the facts and circumstances of each project in relation to the criteria for capitalization and has determined that none of the projects met the requirements for capitalization.
Goodwill Impairment
newcleo accounts for goodwill under IAS 36, Impairment of Assets. Goodwill is tested for impairment annually or more frequently if events or changes in circumstances indicate potential impairment. The fair value determination involves significant judgment, including assumptions about future cash flows, discount rates, and market conditions. Because these assumptions are inherently uncertain and subject to change, they may vary based on changes in facts and circumstances. A change in any of these assumptions could materially affect the estimated fair value of goodwill and intangible assets and result in an impairment charge. Potential events that could negatively affect these assumptions include regulatory delays, adverse market conditions, and operational challenges.
Contingent Consideration
newcleo measures contingent consideration at fair value at the date newcleo enters into the relevant contractual arrangement. newcleo follows IAS 32, Financial Instruments: Presentation (“IAS 32”). Contingent consideration classified as equity is not remeasured and its subsequent settlement is accounted for within equity. Contingent consideration classified as a financial liability is remeasured at fair value with the changes in fair value recognized in profit or loss. On October 22, 2025, newcleo SA entered into a contribution agreement with NextChem S.p.A. to purchase a 40% equity ownership in Next-N S.p.A (the “Contribution Agreement”). The Contribution Agreement provides for three contingent consideration earn-out events upon the achievement of specified technical and investment milestones, including the delivery and acceptance of defined design deliverables and the achievement of an initial financial investment decision. The contingent earn-out arrangements are classified as equity as the arrangements meet the fixed-for-fixed criterion under IAS 32.
The fair value of contingent consideration is estimated using a Black Scholes option-pricing model, which involves significant judgment and assumptions. newcleo calculates the fair value of the contingent consideration using the following key inputs:
•	Expected volatility: the volatility assumption is derived from the observed share price volatility of publicly listed companies operating in an industry comparable to newcleo.
•	Expected life: the expected life used in the model is based on the contingent payment dates
•	Risk-free rate: the risk free rate applied in the valuation corresponds to the yield on French government bonds, using a maturity consistent with the expected contingent payment dates.
•	Expected dividend: newcleo has never paid, and does not anticipate paying, cash dividends on its ordinary shares. Therefore, the expected dividend yield was assumed to be zero.
•	Fair value of newcleo’s ordinary share: the fair value of ordinary shares was estimated at €2.85 based on the value of newcleo’s share price as of the transaction date.
The assumptions underlying these valuations represented management’s best estimate, which involved inherent uncertainties and the application of management’s judgment.
Recently Issued and Adopted Accounting Pronouncements
See Note 2, “New Standards and Amendments to Existing Standards” to newcleo’s unaudited condensed consolidated interim financial statements and audited consolidated financial statements included elsewhere in this proxy statement/prospectus for a description of recently issued and adopted accounting pronouncements, if any, including the expected dates of adoption and the anticipated impact on newcleo’s consolidated financial statements.

Emerging Growth Company Status
newcleo is an “emerging growth company,” as defined in Section 2(a) of the Securities Act of 1933, as amended, or the Securities Act, as modified by the JOBS Act. As such, newcleo is eligible to take advantage of certain exemptions from various reporting requirements that are otherwise applicable to other public companies. These provisions include: (i) being permitted to provide only two years of audited financial statements in addition to any required unaudited interim financial statements and a correspondingly reduced “Management’s Discussion and Analysis of Financial Condition and Results of Operations” disclosure in this proxy statement/prospectus; (ii) not being required to comply with the auditor attestation requirements in the assessment of the internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act; (iii) reduced disclosure obligations regarding executive compensation; (iv) exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved; and (iv) exemptions from compliance with the requirements of the Public Company Accounting Oversight Board regarding the communication of critical audit matters in the auditor’s report on the financial statements.
Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can choose not to take advantage of the extended transition period and comply with the requirements that apply to non-emerging growth companies, and any such election to not take advantage of the extended transition period is irrevocable. newcleo has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, newcleo, as an emerging growth company, will adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of newcleo’s financial statements with another public company, which is neither an emerging growth company nor an emerging growth company that has opted out of using the extended transition period, difficult or impossible because of the potential differences in accounting standards used.
newcleo will remain an emerging growth company within the meaning of the Securities Act, as modified by the JOBS Act, until the earliest of (a) the last day of the fiscal year following the fifth anniversary of the effectiveness of the registration statement of which this proxy statement/prospectus forms a part, (b) the last date of the fiscal year in which newcleo’s total annual gross revenue is equal to or more than $1.235 billion, (c) the date on which newcleo is deemed to be a “large accelerated filer” under the rules of the SEC with at least $700.0 million of outstanding securities held by non-affiliates or (d) the date on which newcleo has issued more than $1.0 billion in non-convertible debt securities during the previous three years.
As a foreign private issuer using foreign private issuer forms for Exchange Act reporting requirements (Forms 20-F and 6-K), newcleo will not be permitted to take advantage of the scaled reporting requirements available for smaller reporting companies.
Quantitative and Qualitative Disclosures about Market Risk
newcleo is exposed to market risk in the ordinary course of its business. Market risk represents the risk of loss that may impact newcleo’s financial position due to adverse changes in financial market prices and rates.
Interest Rate Risk
Interest rate risk is the risk of financial loss due to adverse changes in the value of assets and liabilities as a result of movements in interest rates. The Senior Secured Refinancing Facility is subject to interest rate risk. Interest accrues at a variable rate based on EURIBOR plus an applicable margin that is subject to annual adjustment based on Rütschi’s leverage. As of March 31, 2026, newcleo had €16.7 million outstanding under the facility bearing interest at variable rates. A hypothetical change of 5% in interest rates would result in an €0.8 million change in annual interest expense. As of December 31, 2025, newcleo had €16.7 million outstanding under the facility bearing interest at variable rates. A hypothetical change of 5% in interest rates would result in an €0.8 million change in annual interest expense. The remaining debt portfolio is comprised of 68% variable-rate debt and 32% fixed-rate debt as of March 31, 2026. Other than certain interest-bearing assets, newcleo has no other significant interest-bearing instruments. newcleo considers its exposure to interest rate risk to be low and does not expect significant impacts from potential interest rate fluctuations.
Foreign Exchange Risk
Foreign exchange risk arises when future commercial transactions or recognized assets and liabilities are denominated in a currency other than the respective group companies’ functional currency. Gains or losses due to transactions in foreign currencies was €0.3 million and €(0.4) million for the three months ended March 31, 2026 and 2025, respectively. A hypothetical 5% change in the relative value of Euros to other currencies during the three months ended March 31, 2026 and 2025 would not have had a material effect on newcleo’s consolidated financial statements. Gains or losses due to transactions in foreign currencies was €(3.5) million and nil for the year ended December 31, 2025 and 2024, respectively. A hypothetical 5% change in the relative value of Euros to other currencies during the years ended December 31, 2025 and 2024 would not have had a material effect on newcleo’s consolidated financial statements.

MANAGEMENT AFTER THE BUSINESS COMBINATION
The following table sets forth certain information concerning the persons who are expected to serve as newcleo’s directors and executive officers following the consummation of the Business Combination:

Name	Age	Position(s)
Executive Officers:
Stefano Buono(3)	60	Chief Executive Officer and Director
Elisabeth Rizzotti(2)	60	Deputy Chief Executive Officer, Chief Operating Officer and Director
Jon Stranske	47	Group Chief Financial Officer
Non-Executive Directors:
Jeffrey J. Lyash(1)	64	Chairman
Anne-François de Bourdoncle de Saint Salvy(2)	71	Director
Raffaele Petrone(3)	61	Director
Andrea Ruben Osvaldo Levi(2)	61	Director
Manfredi Lefebvre d’Ovidio de Clunières di Balsorano(3)	73	Director
Suzy Taherian(1)	57	Director
Heinz Maeusli(1)	63	Director

(1)	Member of the audit and risk committee.
(2)	Member of the compensation committee.
(3)	Member of the nominating and corporate governance committee.
Biographical information concerning the executive officers and directors listed above is set forth below.
Executive Officers
Stefano Buono has served as Co-Founder, Chief Executive Officer and former President of newcleo since March 2021. Mr. Buono is a nuclear physicist and entrepreneur. Prior to co-founding newcleo, he founded Advanced Accelerator Applications S.A. (“AAA”) in 2002 and served as its Chief Executive Officer and President until January 2018. AAA began trading on the Nasdaq Global Select Market in November 2015 and was acquired by Novartis AG in January 2018 in a transaction valued at approximately $3.9 billion. From January 2018 to January 2021, Mr. Buono served as an advisor to AAA Earlier in his career, Mr. Buono worked for approximately 10 years with Nobel laureate Carlo Rubbia at the European Organization for Nuclear Research (CERN) and CRS4—the Center for Advanced Studies, Research and Development in Sardinia. Mr. Buono also currently serves as Chairman of Planet Smart City and LIFTT S.p.A., as Chairman of the board of Trained Therapeutix Discovery, and as a member of the supervisory board of Gauss Fusion. He previously served as an independent director of Abeona Therapeutics Inc. from May 2018 to September 2020. Mr. Buono received a master’s degree in physics from the University of Turin.
Elisabeth Rizzotti has served as Co-Founder, Chief Operating Officer and Managing Director, Italy of newcleo since 2021, as well as Deputy Chief Executive Officer of newcleo since January 2026. Ms. Rizzotti has also served as a director of newcleo since June 2025. Before co-founding newcleo, Ms. Rizzotti worked at Accenture Italia for over a decade, most recently as a senior manager focused on financial services clients. She subsequently served at Banca Lombarda e Piemontese S.p.A. from 2002 to 2007 in strategic planning and marketing roles, and then at Unione di Banche Italiane S.p.A. (UBI Banca) from 2007 to 2021 in a series of senior leadership roles, including Head of Retail, Head of Direct Channels and Communication, Head of Company Multichannel Experience, Head of Marketing and, from 2017, Head of Communications. In that latter role, she led communications during the incorporation of UBI Banca into Intesa Sanpaolo S.p.A. Ms. Rizzotti began her career at CERN. She received a degree in physics and a specialization in nuclear physics from the University of Turin.
Jon Stranske has served as Group Chief Financial Officer of newcleo since January 2026. Prior to joining newcleo, Mr. Stranske served as Senior Vice President of Financial Planning and Analysis at Certara, Inc. from September 2023 to January 2026. Before that, he served as Vice President and Head of Strategic Finance and Global Supply Chain at GeneDx, LLC from December 2022 to September 2023 and held a number of finance, operations and strategy roles at Sema4 Holdings Corp. from February 2021 to December 2022, including Consultant, Vice President of Finance, Operations and Strategy, Global Head of Supply Chain, and Interim Head of Financial Planning and Analysis. Earlier

in his career, Mr. Stranske held positions at Univision Communications Inc., including Senior Vice President, Head of Investor Relations and Strategic Finance, and previously held pricing and revenue-planning roles at NBCUniversal Media, LLC. Mr. Stranske received an M.B.A. from New York University Leonard N. Stern School of Business and a B.S. in applied mathematics from the University of Colorado Denver.
Non-Executive Directors
Jeffrey J. Lyash is expected to serve as our chairman. Mr. Lyash has over 40 years of experience in the power industry, including more than 20 years in senior executive roles. He served as President and Chief Executive Officer of the Tennessee Valley Authority from 2019 until his retirement in 2025. Prior to TVA, he served as President and Chief Executive Officer and a director of Ontario Power Generation and as President of Chicago Bridge & Iron Power. Earlier, Mr. Lyash spent 20 years at Carolina Power & Light and its successor companies, Progress Energy and Duke Energy, in executive roles including President and Chief Executive Officer of Progress Energy Florida and Executive Vice President of Energy Supply of Duke Energy, and previously held senior technical and management positions at the U.S. Nuclear Regulatory Commission. Mr. Lyash currently serves as a director of Dominion Energy, Inc., Curtiss-Wright Corporation and Aecon Group Inc., and previously served as a director of Granite Construction Incorporated. He holds a bachelor’s degree in mechanical engineering from Drexel University.
Raffaele Petrone has served as a non-executive director of newcleo since March 2022. Mr. Petrone is Chairman of Petrone Group, a holding company of more than 30 companies operating across Italy and in Singapore, Spain, Ireland, Germany, France, the United States, the United Kingdom, and Portugal. He is Chairman of Pierrel S.p.A., Chairman of Health Triage S.r.l., and Chairman of Neahelipolis S.r.l., and Chief Executive Officer of Fin Posillipo S.p.A. He is a member of the Board of Altheia Science S.r.l., a member of the Board of 1000 Farmacie, a director of Quick No Problem Parking S.p.A., and a director of Si.Ge.A. Costruzioni S.p.A. Mr. Petrone received a degree in pharmacy in 1986 from Università degli Studi di Napoli “Federico II.”
Dr. Andrea Ruben Osvaldo Levi has served as a non-executive director of newcleo since March 2022. Dr. Levi has served on the Board of Trustees of the New Museum of Contemporary Art of New York since February 2018. From April 2012 to April 2025, he served as Vice President of Alpitour S.p.A. and a member of its Board, and concurrently as a member of the Board of Neos Airline S.p.A. He also served on the Board of Voihotels S.p.A. from February 2018 to April 2025, and on the Board of Advanced Accelerator Applications S.A. from January 2010 to June 2014. Dr. Levi received a Ph.D. in nuclear physics from the Massachusetts Institute of Technology and a laurea in physics from Università di Torino. He is a member of the American Physical Society.
Anne-François de Bourdoncle de Saint Salvy, a retired vice-admiral of the French Navy, has served as a non-executive director of newcleo S.A. since June 2025. Mr Saint Salvy has served as Vice President of the Alumni Association of the French Institute for High Defense Studies since November 2025 and as a Senior Advisor at Archery Strategy Consulting since October 2024. He spent a decade at EDF, first as Director of offshore wind projects from 2013 to 2014, then as Vice President of Nuclear Industry Policy from 2014 to 2020, and finally as PMO Director from 2020 to 2023, where he managed the deployment of the Excell Plan and designed a new organisation for nuclear activities. In 2018, he founded the French Nuclear Industry Association (GIFEN). Mr Saint Salvy received a degree in engineering from the French Naval Academy in 1976 and a certification in nuclear engineering and nuclear energy from École des applications militaires de l’énergie atomique (EAMEA) in 1991.
Manfredi Lefebvre d’Ovidio de Clunières di Balsorano has served as a non-executive director of newcleo since May 2025. Mr Lefebvre has been Chairman of Heritage Group since 1995, Executive Chairman of Abercrombie & Kent Travel Group since 2019, and Executive Chairman of Quintessential Brands Group Ltd. He serves as Vice-Chairman of Arqit Quantum. In 2025, he was appointed Chairman of AirAsia MOVE and Chairman of the World Travel & Tourism Council (WTTC). From 2001 to 2020, Mr Lefebvre served as Executive Chairman of Silversea Cruises, which he led through a period of global expansion and the 2018 sale of a two-thirds stake to Royal Caribbean Group. In public service, Mr Lefebvre is the Honorary Consul of Ecuador in Monaco and the Permanent Observer of the Sovereign Order of Malta to UNESCO. He has been awarded the Orders of Saint-Charles and Grimaldi.
Suzy Taherian is expected to serve as a non-executive director of newcleo following Closing of the Business Combination. Ms. Taherian has over 25 years of experience as a Chief Financial Officer, Chief Operating Officer, and acting Chief Executive Officer for global industrial companies, and currently serves as CFO of Carbon Upcycling Technologies. She previously served as CFO of 3Degrees and of Xpansiv, the world’s largest online exchange for voluntary carbon markets, where she helped raise over $725 million from investors including Blackstone, Goldman Sachs, and Bank of America. Earlier in her career she held senior finance roles at Exxon and Chevron over a 16-year period and began as a consultant at Accenture. Over her career she has worked on financings of over $4.5 billion and M&A transactions of over $2.5 billion. Ms. Taherian serves as Chair of the Audit Committee of the SPAC and as a director of Heffernan Insurance, and has served on numerous corporate and nonprofit boards. She has been an adjunct professor at the UC Davis Graduate School of Management for 10 years. Ms. Taherian holds a B.S. in Mechanical Engineering from UC Davis and an MBA from the Kellogg School of Management at Northwestern University.
Heinz Maeusli is expected to serve as a non-executive director of newcleo following Closing of the Business Combination. Mr. Maeusli has served on the Boards of Lantheus since June 2020 and Inventiva since May 2019. Mr. Maeusli also served on the Board of Progenics Pharmaceuticals since November 2019 until its acquisition by Lantheus in June 2020. From 2003 to July 2018, Mr. Maeusli served as the Chief Financial Officer of Advanced Accelerator Applications (AAA), a Novartis company, and was one of the three senior executives who grew AAA from a start-up to a global leader in Molecular Nuclear Medicine, listed the Company on Nasdaq in November 20154 and sold it to Novartis in January 2018 for $3.9 billion. Before that, Mr. Maeusli held various consultant roles, including at Gemini Consulting from 1995-1996 and Accenture from 1996 to 2001, and subsequently practiced as an independent consultant from 2002 to 2003. Mr. Maeusli received a licentiate degree in 1988 from the University of St. Gallen and a M.B.A. from Columbia Business School in 1995.
Composition of the Board of Directors
newcleo’s business and affairs following the consummation of the business combination will be managed under the direction of the board of directors of newcleo (the “Company Board” or the “newcleo Board”). Subject to the terms of the newcleo A&R Articles, the number of directors will be fixed from time to time by ordinary resolution of shareholders. Upon the consummation of the business combination, the initial size of newcleo Board is expected to be nine.
In accordance with the terms of the newcleo A&R Articles to be in effect following the consummation of the business combination, the newcleo Board will be divided into three classes with staggered terms. At each annual general meeting of shareholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual general meeting following election. The directors will be divided among the three classes as follows:
•
the Class I directors will be Andrea Ruben Osvaldo Levi, Raffaele Petrone and Anne-François de Bourdoncle de Saint Salvy, and their terms will expire at the annual general meeting of shareholders in 2027;

•
the Class II directors will be Manfredi Lefebvre d’Ovidio de Clunières di Balsorano, Elisabeth Rizzotti and Suzy Taherian, and their terms will expire at the annual general meeting of shareholders in 2028; and

•	the Class III directors will be Stefano Buono, Jeffrey J. Lyash and Heinz Maeusli, and their terms will expire at the annual general meeting of shareholders in 2029.
Commencing at the Company’s first annual general meeting following the Closing Date, and at each annual general meeting thereafter, directors elected to succeed those directors whose terms then expire will be elected for a term of office expiring at the third succeeding annual general meeting after their election. The number of directors in each class will be as nearly equal as possible. Any additional directorships resulting from an increase in the number of directors will be apportioned by the newcleo Board among the classes so as to maintain the classes as nearly equal as possible, and no decrease in the number of directors will shorten the term of any incumbent director.
Each director will hold office until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal. Any vacancy on the newcleo Board arising from the death, resignation, disqualification, removal or other cessation of office of a director will be filled by the newcleo Board. Any director appointed to fill such vacancy will be appointed to the same class as the director whose office became vacant and will hold office for the remainder of the full term of that class and until his or her successor is duly elected and qualified.
Foreign Private Issuer Status
Nasdaq listing rules include certain accommodations in the corporate governance requirements that allow foreign private issuers, such as us, to follow “home country” corporate governance practices in lieu of the otherwise applicable corporate governance standards of the Nasdaq, except that we are required: (i) to have an audit committee or audit board that meets certain requirements, pursuant to an exemption available to foreign private issuers (subject to the phase-in rules described under “—Committees of the newcleo Board—Audit and Risk Committee”); (ii) to provide prompt certification by our chief executive officer of any material noncompliance with any corporate governance rules; and

(iii) to provide a brief description of the significant differences between our corporate governance practices and the Nasdaq corporate governance practice required to be followed by U.S. listed companies.
We currently follow the corporate governance practices of England and Wales in lieu of the corporate governance requirements of Nasdaq in respect of the following:
•
Nasdaq Rule 5605(b)(1), requiring that independent directors comprise a majority of a company’s board of directors—as allowed by the laws of England and Wales, independent directors do not comprise a majority of our board of directors;

•
Nasdaq Rule 5605(b)(2), requiring that the independent directors have regularly scheduled meetings with only the independent directors present—the laws of England and Wales do not require that independent directors regularly have scheduled meetings at which only independent directors are present;

•
Nasdaq Rule 5605(e)(1), requiring that a company have a nominating committee comprised solely of “independent directors” as defined by Nasdaq—as allowed by the laws of England and Wales, our nominating and corporate governance committee is not comprised solely of independent directors;

•
Nasdaq Rules 5605(d) & (e), requiring that compensation for our executive officers and selection of our director nominees be determined by a majority of independent directors—as allowed by the laws of England and Wales, our compensation committee is not comprised solely of independent directors;

•
Nasdaq Rule 5250(b)(3), requiring that we disclose third-party compensation of our directors or director nominees—the laws of England and Wales require only that we disclose information regarding compensation of our directors for services as a director of an undertaking that is our subsidiary and as a director of any other undertaking of which a director is appointed by virtue of our nomination (directly or indirectly) but not other third-party compensation of our directors or director nominees;

•
Nasdaq Rule 5610, requiring that we disclose any waivers under our code of conduct within four Business Days—while we intend to adopt a code of business conduct and ethics, English law does not require us to publicly disclose waivers from this code that have been approved by our board of directors within four Business Days, and we expect to report any such waivers in subsequent annual reports on Form 20-F; and

•	Nasdaq Rule 5620(b), that sets forth certain requirements regarding the solicitation of proxies—English law does not have a regulatory regime for the solicitation of proxies applicable to us.
The laws of England and Wales do not impose a requirement that the board consist of a majority of independent directors or that such independent directors meet regularly without other members present. Nor do the laws of England and Wales impose specific requirements on the establishment of a compensation committee or nominating and corporate governance committee.
Director Independence
In connection with the business combination, newcleo intends to apply to list its ordinary shares on the Nasdaq. As a foreign private issuer, newcleo will be permitted to follow certain home country corporate governance practices in lieu of certain of the corporate governance requirements otherwise applicable to U.S. domestic issuers under the applicable listing standards. Accordingly, newcleo may not be required to have independent directors comprise a majority of its board of directors or to have compensation and nominating committees composed entirely of independent directors, in each case to the extent it elects to follow home country practice. However, newcleo will be required to maintain an audit committee that satisfies the requirements of Rule 10A-3 under the Exchange Act and the applicable listing standards, subject to any available exemptions or phase-in schedules. Under the applicable listing standards, a director will qualify as an “independent director” only if the board of directors affirmatively determines that such director does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Audit committee members must also satisfy the additional independence criteria set forth in Rule 10A-3 under the Exchange Act.
In order to be considered independent for purposes of Rule 10A-3 under the Exchange Act and the applicable listing standards, a member of the audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee, (i) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or (ii) be an affiliated person of the listed company or any of its subsidiaries.

newcleo Board will undertake a review of the composition of newcleo Board and its committees and the independence of its directors. Based on information provided by each director concerning his or her background, employment and affiliations, and after considering the current and prior relationships that each non-employee director has with newcleo and all other facts and circumstances newcleo Board deems relevant, including beneficial ownership of newcleo’s share capital and any transactions involving such directors described in “Related Party Transactions,” it is expected that Jeffrey J. Lyash, Suzy Taherian, and Heinz Maeusli will be considered “independent directors” under the applicable listing standards, and that the members of the audit committee will satisfy the independence requirements applicable to audit committee service under Rule 10A-3 under the Exchange Act and the applicable listing standards.
Family Relationships
There are no family relationships among any of the anticipated directors or executive officers of newcleo following the consummation of the Business Combination.
Role of the Board in Risk Oversight
One of the key functions of newcleo Board will be informed oversight of newcleo’s risk management process. newcleo Board is expected to administer this oversight function directly through the board as a whole, as well as through various standing committees of newcleo Board that address risks inherent in their respective areas of oversight. For example, the audit and risk committee will be responsible for overseeing the management of risks associated with newcleo’s financial reporting, accounting and auditing matters and cybersecurity and other information technology risks; the compensation committee will oversee the management of risks associated with compensation policies and programs; and the nominating and corporate governance committee will oversee the management of risks associated with director independence, conflicts of interest, board composition and organization, and director succession planning.
Committees of the newcleo Board
newcleo Board is expected to have an audit and risk committee, a compensation committee and a nominating and corporate governance committee. newcleo Board will delegate various responsibilities and authority to these committees as generally described below. The committees will regularly report on their activities and actions to the full Company Board. Members will serve on these committees until their resignation or until otherwise determined by newcleo Board.
Each committee of newcleo Board is expected to have a written charter approved by newcleo Board that satisfies the applicable rules of the SEC and the Nasdaq listing standards, to the extent applicable to us a foreign private issuer. Upon the consummation of the business combination, copies of each charter are expected to be posted on newcleo’s website at newcleo.com/investor. The inclusion of newcleo’s website address in this proxy statement/prospectus does not include or incorporate by reference the information on newcleo’s website into this proxy statement/prospectus. The website address is included solely as an inactive textual reference.
Audit and Risk Committee
Upon the completion of the business combination and subject to the approval of newcleo Board, the members of newcleo’s audit and risk committee will be Heinz Maeusli, Suzy Taherian and Jeffrey J. Lyash, with Heinz Maeusli serving as chair. Each member of the audit and risk committee is expected to qualify as independent under the rules and regulations of the SEC, including Rule 10A-3 under the Exchange Act. All such members are expected to meet the requirements for financial literacy under the applicable Nasdaq listing standards. In addition, Heinz Maeusli is expected to qualify as an “audit committee financial expert,” as that term is defined in SEC regulations.
newcleo’s audit and risk committee will be responsible for, among other things:
•	appointing, compensating, retaining, evaluating, terminating and overseeing newcleo’s independent registered public accounting firm;
•	evaluating and discussing with newcleo’s independent registered public accounting firm their independence from management;
•	reviewing, with newcleo’s independent registered public accounting firm, the scope and results of their audit;
•	approving all audit and permissible non-audit services to be performed by newcleo’s independent registered public accounting firm;

•
reviewing and discussing with newcleo’s independent registered public accounting firm the responsibilities, budget, and staffing of the Company’s internal audit function and any recommended changes to its scope;

•	reviewing and discussing the results, performance and effectiveness of the internal audit function;
•
overseeing the financial reporting process and discussing with management and newcleo’s independent registered public accounting firm the quarterly and annual financial statements that newcleo files with the SEC;

•	overseeing newcleo’s financial and accounting controls and compliance with legal and regulatory requirements;
•
reviewing and overseeing the Company’s policies on risk assessment and risk management, including reviewing the Company’s cybersecurity and other information technology risks, controls and procedures, including the Company’s plans to mitigate cybersecurity risks and to respond to data breaches;

•	reviewing related person transactions; and
•	establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters.
Our audit and risk committee will operate under a written charter, to be effective prior to the completion of the Business Combination, which satisfies the applicable rules and regulations of the SEC and the listing standards of the Nasdaq.
Compensation Committee
Upon the completion of the business combination and subject to the approval of newcleo Board, the members of newcleo’s compensation committee will be Andrea Ruben Osvaldo Levi, Anne-François de Bourdoncle de Saint Salvy and Elisabeth Rizzotti, with Andrea Ruben Osvaldo Levi serving as chair.
newcleo’s compensation committee will be responsible for, among other things:
•	reviewing and approving the corporate goals and objectives, evaluating the performance of and reviewing and approving the compensation of newcleo’s chief executive officer;
•
in consultation with the chief executive officer, overseeing an evaluation of the performance of and reviewing and setting or making recommendations to newcleo Board regarding the compensation of newcleo’s other executive officers;

•	overseeing newcleo’s overall compensation structure and material benefit plans;
•	reviewing and approving or making recommendations to newcleo Board regarding newcleo’s incentive compensation and equity-based plans, policies and programs;
•	reviewing and approving all employment agreements and severance arrangements for newcleo’s executive officers;
•	making recommendations to newcleo Board regarding the compensation of newcleo’s directors non-employee directors;
•	determining stock ownership guidelines for independent directors and executive officers of newcleo and monitoring compliance with such guidelines; and
•	retaining and overseeing any compensation consultants.
Our compensation committee will operate under a written charter, to be effective prior to the completion of the Business Combination. As permitted by the listing requirements of the Nasdaq, we have opted out the rule which requires that a compensation committee consist entirely of independent directors.
Nominating and Corporate Governance Committee
Upon the completion of the business combination and subject to the approval of newcleo Board, the members of newcleo’s nominating and corporate governance committee will be Manfredi Lefebvre d’Ovidio de Clunières di Balsorano, Raffaele Petrone and Stefano Buono, with Manfredi Lefebvre d’Ovidio de Clunières di Balsorano serving as chair.

newcleo’s nominating and corporate governance committee will be responsible for, among other things:
•	identifying individuals qualified to become members of newcleo Board (and its committees), consistent with criteria approved by the Board;
•	reviewing succession planning for the Company’s Chief Executive Officer and other executive officers;
•	periodically reviewing the Company Board’s leadership structure and recommending any proposed changes to newcleo Board;
•	overseeing the process for evaluating the effectiveness of newcleo Board, its committees and each individual director;
•	developing, evaluating and recommending to the Board a set of corporate governance guidelines applicable to newcleo;
•
and periodically reviewing and assessing policies, practices, risk assessments and risk management regarding corporate social responsibility and sustainability performance, including environmental, social and governance matters.

Our nominating and corporate governance committee will operate under a written charter, to be effective prior to the completion of the Business Combination. As permitted by the listing requirements of the Nasdaq, we have opted out of the rule which requires that a nominating and corporate governance committee consist entirely of independent directors.
Code of Ethics
newcleo is expected to adopt a code of ethics applicable to all of its directors, officers and employees, as well as contractors, consultants, suppliers and agents in connection with their work for newcleo, effective upon or prior to the consummation of the business combination. The code of ethics is expected to be posted on newcleo’s website at newcleo.com/investors. Future amendments to, or waivers from, the code of ethics, to the extent required by SEC rules, are expected to be disclosed on newcleo’s website or in public filings. The inclusion of newcleo’s website address in this proxy statement/prospectus does not include or incorporate by reference the information on newcleo’s website into this proxy statement/prospectus. The website address is included solely as an inactive textual reference.

EXECUTIVE AND DIRECTOR COMPENSATION
Historical Compensation of newcleo’s Executive Officers and Directors
The aggregate compensation awarded to, earned by and paid to our current directors and executive officers who were employed by, or otherwise performed services for the Company, for the three months ended March 31, 2026 and for the year ended December 31, 2025 was approximately $262,600 and $813,702, respectively, in each case after taking into effect conversion from euros. This amount does not include share-based compensation or amounts set aside or accrued to provide pension, severance, retirement, or similar benefits or expenses; nor does it include business travel, relocation, professional and business association dues, and other benefits commonly reimbursed or paid by companies in the U.K., on the same basis for all full-time employees generally.
In 2025, certain newcleo executive officers were eligible to earn annual bonuses to compensate them for attaining short-term company and individual performance goals. Annual bonuses for executive officers are determined following the end of each fiscal year and generally are paid in the first quarter of the year following the year for which they are earned.
As of the date of this proxy statement/prospectus, newcleo’s executive officers and directors held options exercisable for 290,444 newcleo Ordinary Shares (all of which were vested and exercisable) and 140,000 restricted stock units (all of which were unvested), issued under the Company Share Plans. The options had a weighted average exercise price of $0.01 per share and generally will expire ten years from the date of the grant thereof, subject to the terms of the applicable Company Share Plan.
Company Share Plans
The Employee Share Plan and the Non-Employee Share Plan were each originally adopted by the newcleo Board on June 17, 2022. The Company Plans provide for the grant of stock options and restricted stock units to employees and non-employee service providers of newcleo and any subsidiary of the Company. It is expected that as of immediately prior to the Effective Time, newcleo will not grant any additional awards under the Company Share Plans, and the Company Share Plans will be replaced by a new equity incentive plan adopted in connection with the Business Combination, as described below under “–-newcleo Go-Forward Incentive Compensation,” for all future awards. The Company Share Plans will continue to govern the terms and conditions of the outstanding awards granted under the Company Share Plans prior to the Effective Time.
As of the date of this proxy statement/prospectus, (i) options to purchase 28,255,708 newcleo Ordinary Shares were outstanding under the Company Share Plans (which includes 2,202,983 Ordinary Shares under the Non-Employee Share Plan) and (ii) restricted stock units with respect to 618,216 newcleo Ordinary Shares were outstanding under the Employee Share Plan. No restricted stock units have been awarded under the Non-Employee Share Plan.
Authorized Shares
Subject to the adjustment provisions contained in the Company Share Plans, 36,000,000 authorized but unissued shares were reserved for the purpose of allocations to participants under the Company Share Plans.
Eligible participants in the Employee Share Plan are any employee (including an executive director) of the Company or subsidiary of the Company. Eligible participants in the Non-Employee Share Plan are (i) any natural person in their capacity as a consultant, non-executive director or other non-employee service provider pursuant to a contract for services or (ii) a corporate entity that provides services on behalf of the person employed or otherwise engaged by the foregoing persons in clause (i), in each case, that provide services to the Company or a subsidiary of the Company.
The newcleo Board has the authority to administer and exercise all of the powers and authorities granted under the Company Share Plans. The newcleo Board may delegate any or all of its powers and authorities granted to it under the Company Share Plans to a committee. The administrator has the authority and discretion to select which recipients will receive awards, determine the terms and provisions of each award, including the type of award to be granted to each recipient, the number of shares to be covered by each award so granted, and provisions concerning the time and the extent to which the awards may vest, settle and/or become exercisable. The administrator also has the authority to determine the fair market value of newcleo’s shares for purposes of the Company Share Plans and the awards granted thereunder. The administrator is authorized to interpret the provisions of the Company Share Plans and individual award agreements and generally to take any other actions that are contemplated by the Company Share Plans or necessary or advisable in the administration of the Company Share Plans and individual award agreements. Any decision made or action taken by the administrator or in connection with the administration of the Company Share Plans will be final and conclusive on all persons and will be given the maximum deference permitted by applicable law
Prior to the Effective Time, the administrator may grant stock options and restricted share units under the Company Share Plans. The exercise price of an option is required to be paid in cash by the participant. Subject to the provisions of the Company Share Plans, the administrator determines the remaining terms of options, and the terms and conditions of restricted stock unit awards, including any purchase price, transfer restrictions, vesting conditions and repurchase (or forfeiture). After the termination of service of a participant, they may exercise his or her option in respect of the vested portion of their options as of the date of termination for the period of time stated in the Company Share Plans. However, in no event may an option be exercised later than the expiration of its term (or such earlier date as provided in the plan or in an award agreement). Restricted stock units that do not vest will be forfeited by the recipient and all shares underlying such awards will revert to newcleo.
Unless the administrator provides otherwise, other than by will or by laws of descent and distribution, the Company Share Plans generally do not allow for the transfer of awards, and only the recipient of an award may exercise an award during their lifetime.
In the event of certain changes in the capitalization of newcleo, to prevent diminution or enlargement of the benefits or potential benefits available under the Company Equity Plan, the administrator will adjust the number and class of shares of stock that may be delivered under the Company Equity Plan or the number, class, and price of shares of stock covered by each outstanding award.
The Company Share Plans define a “Sale” of the Company to mean a change in Control of the Company arising as a result of any person (whether alone or together with any person or persons who are either (i) acting in concert (as defined in the City Code on Takeovers and Mergers) with that person, or (ii) “a connected person” of that person (as defined in section 993 of the ITA)) becoming the beneficial owner of substantially all of the issued ordinary shares in the capital of the Company. “Control” is defined under Section 995 of the U.K. Income Tax Act of 2007. An “Exit” is defined as a Sale of the Company or any other event that the newcleo Board may, in its discretion, determine to be an Exit. On the occurrence of an Exit that attributes a value to the whole Company of €5 billion or more, and subject to the option holder continuing to be an employee at the time of such Exit, the Board may determine that the option award will fully vest (or, in certain cases, such accelerated vesting will automatically occur).
The Company Share Plans are effective for ten years following its adoption, unless terminated earlier by the newcleo Board. The newcleo Board may amend the Company Share Plans at any time provided that any amendment will not affect the terms of existing awards without the prior written consent of the award holder unless the amendment is beneficial or not materially prejudicial to the award holder.
Executive and Directors Compensation Following the Business Combination
No decisions regarding the compensation arrangements that will govern executive officers and directors following the closing of the Business Combination have yet been made, and current compensation arrangements will remain in effect unless and until revised arrangements are adopted.
It is anticipated that equity-based compensation will form an important part of executive compensation arrangements, as newcleo believes it is important to maintain a strong link between executive incentives and the creation of shareholder value, while also attracting, motivating and retaining high-quality executives. In connection with the Business Combination, newcleo will adopt a new equity incentive plan, as described below under “—newcleo Go-Forward Incentive Compensation,” which is expected to reflect newcleo’s emphasis on equity-based compensation for executive officers and directors.
newcleo Go-Forward Incentive Compensation
In accordance with the Business Combination Agreement, prior to (or effective as of) the Closing, the newcleo Board intends to adopt a Post-Closing Company Equity Plan, on terms and conditions as determined by newcleo, pursuant to which it may grant equity-based incentive awards to attract, motivate, and retain the talent for which it competes; provided that (i) the number of newcleo Ordinary Shares initially reserved for issuance under the Post-Closing Company Equity Plan shall be equal to (A) 10% of the total number of newcleo Ordinary Shares outstanding as of immediately following the Closing (as determined on a fully-diluted basis) plus (B) the aggregate number of Ordinary Shares underlying the Company Earnout Bonus Options and Company Earnout Bonus RSUs and

(ii) the Post-Closing Company Equity Plan shall include an automatic annual increase to such share reserve, beginning with the first fiscal year of newcleo following the year in which the Closing occurs and ending with the fiscal year of newcleo that is nine (9) years thereafter, equal to the lesser of (x) 5% of the total number of newcleo Ordinary Shares outstanding on the last day of the immediately preceding fiscal year of newcleo or (y) a lesser number of shares of newcleo Ordinary Shares determined by the post-Closing board of newcleo or a duly authorized committee of the post-Closing board of newcleo in its discretion.
In addition, in accordance with the Business Combination Agreement, prior to (or effective as of) the Closing, the newcleo Board intends to adopt a post-Closing employee stock purchase plan, on terms and conditions as determined by newcleo, pursuant to which it will provide employees with an opportunity to acquire an interest in newcleo through the purchase of newcleo Ordinary Shares; provided that (i) the number of newcleo Ordinary Shares initially reserved for issuance under the post-Closing employee stock purchase plan shall be equal to 2% of the total number of newcleo Ordinary Shares outstanding as of immediately following the Closing (as determined on a fully-diluted basis) and (ii) the post-Closing employee stock purchase plan shall include an automatic annual increase to such share reserve, beginning with the first fiscal year of newcleo following the year in which the Closing occurs and ending with the fiscal year of newcleo that is nine (9) years thereafter, equal to the lesser of (x) 1% of the total number of newcleo Ordinary Shares outstanding on the last day of the immediately preceding fiscal year of newcleo or (y) a lesser number of shares of newcleo Ordinary Shares determined by the post-Closing board of newcleo or a duly authorized committee of the post-Closing board of newcleo in its discretion.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following discussion is a summary of certain material U.S. federal income tax considerations of the Business Combination to U.S. Holders (as defined below) of SPAC Class A Ordinary Shares and SPAC Warrants (together, the “SPAC Securities”). The following discussion also summarizes certain material U.S. federal income tax consequences to U.S. Holders of SPAC Class A Ordinary Shares that elect to have their SPAC Class A Ordinary Shares redeemed for cash in connection with the Business Combination, and certain material U.S. federal income tax consequences of such U.S. Holders’ subsequent ownership and disposition of Company Ordinary Shares and Company Warrants (together, the “Company Securities”) received in the Business Combination. This discussion applies only to SPAC Securities and Company Securities, as the case may be, that are held as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment).
The following does not purport to be a complete analysis of all potential tax considerations arising in connection with the Business Combination, the redemptions of SPAC Class A Ordinary Shares in connection with the consummation of the Business Combination or the subsequent ownership and disposition of the Company Securities received in the Business Combination. The effects and considerations of other U.S. federal tax laws, such as estate and gift tax laws, any minimum tax or Medicare contribution tax and any applicable state, local or non-U.S. tax laws and the tax treatment of transactions other than the Business Combination and the redemptions of SPAC Class A Ordinary Shares in connection with the Business Combination, whether occurring at the same time or in connection with such transactions, are not discussed. In addition, the following does not discuss the tax considerations applicable to any holders of Company interests that were held prior to the closing of the Business Combination. With respect to any discussion describing the tax consequences of owning or disposing of Company Securities, such discussion is limited to the U.S. Holders who acquired such Company Securities in the Mergers. This discussion is based on the Code, U.S. Treasury Regulations promulgated thereunder, judicial decisions and published rulings and administrative pronouncements of the IRS, in each case in effect as of the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect the tax consequences discussed below. Neither SPAC nor the Company has sought nor will seek any rulings from the IRS regarding the matters discussed below. There can be no assurance that the IRS will not take or that a court will not sustain a contrary position to the tax considerations discussed below.
This discussion does not address all U.S. federal income tax considerations relevant to a holder’s particular circumstances. In addition, it does not address considerations relevant to holders subject to special rules, including, without limitation:
•	persons that are not U.S. Holders;
•	the Sponsor, its affiliates, officers or directors, and its direct and indirect owners;
•	investors that directly or indirectly hold equity interests in the Company prior to the Business Combination, Founder Shareholders, officers or directors of SPAC;
•	subchapter S corporations;
•	grantor trusts;
•	personal holding companies;
•	mutual funds;
•	banks, insurance companies, underwriters and certain other financial institutions;
•	regulated investment companies and real estate investment trusts;
•	brokers, dealers or traders in securities, commodities or currencies;
•	taxpayers in securities that elect to apply a mark-to-mark method of accounting;
•	tax-exempt organizations, qualified retirement plans, individual retirement accounts, or other tax deferred accounts
•	governmental organizations or agencies or instrumentalities thereof;
•	U.S. expatriates and former citizens or long-term residents of the United States;

•
persons holding any SPAC Securities or Company Securities, as the case may be, as part of a hedge, straddle, constructive sale or other risk reduction strategy, or as part of a conversion transaction or other integrated investment;

•
persons required to accelerate any item of gross income with respect to SPAC Securities or Company Securities, as the case may be, as a result of such income being taken into account in an applicable financial statement;

•	persons that actually or constructively own 5% or more (by vote or value) of the outstanding SPAC Class A Ordinary Shares or, after the Business Combination, the outstanding Company Ordinary Shares;
•	partnerships (including entities or arrangements treated as partnerships) for U.S. federal income tax purposes and investors in such partnerships;
•	persons subject to the “base erosion and anti-abuse” tax;
•	U.S. Holders having a functional currency other than the U.S. dollar;
•
persons who hold or received SPAC Securities or Company Securities, as the case may be, through the issuance of restricted stock under an incentive plan, through a tax-qualified retirement plan, pursuant to the exercise of any employee share option or otherwise as compensation;

•	persons holding SPAC Class B Ordinary Shares; and
•	pension plans and tax-qualified retirement plans.
If a partnership (including an entity or arrangement treated as a partnership) for U.S. federal income tax purposes holds SPAC Securities or Company Securities, the tax treatment of an owner of such partnership generally will depend on the status of the owner, the activities of the entity or arrangement and certain determinations made at the owner level. Accordingly, such partnerships and the owners in such partnerships should consult their tax advisors regarding the U.S. federal income tax consequences to them.
THE U.S. FEDERAL INCOME TAX TREATMENT OF THE BUSINESS COMBINATION, THE REDEMPTIONS OF THE SPAC CLASS A ORDINARY SHARES, AND THE U.S. FEDERAL INCOME TAX CONSIDERATIONS OF ACQUIRING, HOLDING OR DISPOSING OF COMPANY SECURITIES FOR ANY PARTICULAR HOLDER DEPENDS ON DETERMINATIONS OF FACT AND INTERPRETATIONS OF COMPLEX PROVISIONS OF U.S. FEDERAL INCOME TAX LAW FOR WHICH NO CLEAR PRECEDENT OR AUTHORITY MAY BE AVAILABLE AND WILL DEPEND ON THE HOLDER’S PARTICULAR TAX CIRCUMSTANCES. U.S. HOLDERS SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE U.S. FEDERAL, STATE AND LOCAL, AND NON-U.S. INCOME AND OTHER TAX CONSEQUENCES TO THEM, IN LIGHT OF THEIR PARTICULAR INVESTMENT OR TAX CIRCUMSTANCES, OF THE BUSINESS COMBINATION, THE REDEMPTIONS OF THE SPAC CLASS A ORDINARY SHARES, AND THE U.S. FEDERAL INCOME TAX CONSIDERATIONS OF OWNING AND DISPOSING OF COMPANY SECURITIES.
U.S. Holders
For purposes of this discussion, a “U.S. Holder” is any beneficial owner of SPAC Securities or Company Securities, as the case may be, that is for U.S. federal income tax purposes:
•	an individual who is a citizen or resident of the United States;
•	a corporation (or other entity taxable as a corporation) created or organized under the laws of the United States, any state thereof, or the District of Columbia;
•	an estate, the income of which is subject to U.S. federal income tax regardless of its source; or
•
a trust that (1) is subject to the primary supervision of a U.S. court and the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code), or (2) has a valid election in effect to be treated as a “United States person” (within the meaning of Section 7701(a) (30) of the Code) for U.S. federal income tax purposes.

The Business Combination
Characterization of a SPAC Unit
For purposes of this discussion, because the components of a SPAC Unit are generally separable at the option of the holder, we believe the holder of a SPAC Unit generally should be treated, for U.S. federal income tax purposes, as the owner of the underlying components of the SPAC Unit: one SPAC Class A Ordinary Share and one half of one SPAC Public Warrant. Accordingly, we expect the separation of a SPAC Unit into the one SPAC Class A Ordinary Share and one-half of one SPAC Public Warrant underlying the SPAC Unit to generally not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the IRS would not assert, or that a court would not sustain, a contrary position.
Tax Consequences of the Business Combination as a Reorganization
The U.S. federal income tax treatment of the Business Combination will depend in part on whether it qualifies as a “reorganization” within the meaning of Section 368(a) of the Code (a “Reorganization”).
The Company and SPAC intend that the Mergers, taken together as an integrated transaction, be treated as a Reorganization. To qualify as a Reorganization, however, the Mergers must satisfy certain requirements, and there are significant factual and legal uncertainties as to whether the Mergers will satisfy such requirements. For example, under the “continuity of business enterprise” requirement under U.S. Treasury Regulations Section 1.368-1(d), the acquiring corporation must either directly or indirectly, through certain controlled corporations, either continue a significant line of the acquired corporation’s historic business or use a significant portion of the acquired corporation’s historic business assets in a business. There is an absence of guidance bearing directly on how these rules would apply in the case of the acquisition of a blank check company, such as SPAC, that holds solely cash and investment-type assets or how redemptions by SPAC in connection with the Mergers (which will not be known until Closing), would affect this analysis. In particular, it is unclear whether SPAC would be treated as having a historic business and, even if so, whether the Company would be treated as continuing SPAC’s historic business or using SPAC’s historic business assets in the Company’s business. Accordingly, no assurance can be given that the Mergers will meet the continuity of business enterprise requirement to qualify as a Reorganization. Moreover, for the Mergers to qualify as a Reorganization, it is necessary that the “continuity of interest” requirement as set forth in U.S. Treasury Regulations Section 1.368-1(e) be met, which would require that a substantial part of the value of the proprietary interests in SPAC be preserved in the Mergers. If a sufficiently high number of SPAC Class A Ordinary Shares are redeemed, this requirement may not be satisfied, in which case the Mergers may not qualify as a Reorganization. In particular, if more than 60 percent of the SPAC Class A Ordinary Shares are redeemed, there is greater uncertainty regarding the treatment of the Mergers as a Reorganization. Accordingly, the qualification of the Mergers as a Reorganization is based on facts that will not be known until or following the closing of the Business Combination and is subject to the legal uncertainties described above.
It is the opinion of Loeb that, on the basis of facts, representations and assumptions set forth or referred to in the tax opinion of Loeb (which is attached as Exhibit 8.1 to the registration statement of which this prospectus forms a part), and as long as no more than 60 percent of the SPAC Class A Ordinary Shares are redeemed, the Mergers, taken together as an integrated transaction, more likely than not qualify as a Reorganization.
The closing of the Business Combination is not conditioned upon the receipt of an opinion of counsel that the Mergers will qualify as a Reorganization, and neither SPAC nor the Company has requested or intends to request a ruling from the IRS regarding the U.S. federal income tax treatment of the Mergers. Accordingly, no assurance can be given that the Mergers will qualify as a Reorganization, that the IRS will not challenge the Mergers’ qualification as a Reorganization or that a court will not sustain such a challenge by the IRS.
If the Mergers qualify as a Reorganization, subject to the discussion below under the heading “—Application of the PFIC Rules to the Business Combination,” a U.S. Holder generally should not recognize gain or loss if, pursuant to the Business Combination, the U.S. Holder exchanges SPAC Class A Ordinary Shares and SPAC Warrants for Company Ordinary Shares and Company Warrants, as applicable. The aggregate tax basis of the Company Ordinary Shares and Company Warrants received by a U.S. Holder in the Business Combination should be equal to the aggregate adjusted tax basis of SPAC Class A Ordinary Shares and SPAC Warrants surrendered in exchange therefor, as applicable. The holding period of the Company Ordinary Shares and Company Warrants received by a U.S. Holder in the Business Combination should include the period during which the SPAC Class A Ordinary Shares and SPAC Warrants, respectively, exchanged therefor were held by such U.S. Holder. U.S. Holders should consult their own tax advisors regarding the allocation of tax basis and holding period among multiple blocks of shares, e.g., shares acquired at different times or for different prices, and among different classes of securities.
Tax Consequences of the Business Combination if the Mergers Do Not Qualify as a Reorganization
If the Mergers do not qualify as a Reorganization, subject to the discussion below under the heading “— Application of the PFIC Rules to the Business Combination,” a U.S. Holder of SPAC Securities generally would recognize gain or loss in an amount equal to the difference, if any, between the fair market value of the Company Securities received by such U.S. Holder in the Business Combination over such U.S. Holder’s tax basis in the SPAC Securities surrendered therefor by such U.S. Holder in the Business Combination. Any gain or loss so recognized would generally be long-term capital gain or loss if the U.S. Holder had held the SPAC Securities for more than one year (or short-term capital gain or loss otherwise). It is unclear, however, whether certain redemption rights (described above) may suspend the running of the applicable holding period for this purpose. Long-term capital gains of non-corporate U.S. Holders (including individuals) currently are eligible for preferential U.S. federal income tax rates. However, the deductibility of capital losses is subject to limitations. A U.S. Holder’s holding period in the Company Securities received in the Business Combination, if any, would not include the holding period for the SPAC Securities surrendered in exchange therefor and would begin on the day following the Closing Date.
Application of the PFIC Rules to the Business Combination
Based upon the composition of its income and assets, SPAC believes that it may be considered a PFIC for its current taxable year that will end as a result of the Business Combination. Section 1291(f) of the Code requires that, to the extent provided in U.S. Treasury Regulations, a U.S. person who disposes of stock of a PFIC (including for this purpose exchanging warrants for newly issued warrants) recognizes gain (but not loss) notwithstanding any other provision of the Code. No final U.S. Treasury Regulations are currently in effect under Section 1291(f) of the Code. However, proposed U.S. Treasury Regulations under Section 1291(f) of the Code have been promulgated with a retroactive effective date. If finalized in their current form, or if gain recognition under Section 1291(f) of the Code is effective even in the absence of final Treasury Regulations, those proposed U.S. Treasury Regulations may require gain recognition to U.S. Holders of SPAC Class A Ordinary Shares in connection with the Business Combination if:
•	SPAC were classified as a PFIC at any time during such U.S. Holder’s holding period for such SPAC Class A Ordinary Shares;
•
the U.S. Holder had not timely made, effective from the first taxable year of its holding period of SPAC Class A Ordinary Shares during which SPAC qualified as a PFIC, either (a) a valid election to treat SPAC as a “qualified electing fund” under Section 1295 of the Code (a “QEF election”) or (b) a valid “mark-to-market election” under Section 1296 of the Code, with respect to such SPAC Class A Ordinary Shares; and

•	the Company is not classified as a PFIC.
The application of the PFIC rules to SPAC Warrants is unclear. A proposed U.S. Treasury Regulation issued under the PFIC rules generally treats an “option” (which would include a SPAC Warrant) to acquire stock of a PFIC as stock of the PFIC, while a final U.S. Treasury Regulation issued under the PFIC rules provides that a QEF election does not apply to options and no mark-to-market election (as described above) is currently available with respect to options. Therefore, if finalized in their current form, or if gain recognition under Section 1291(f) of the Code is effective even in the absence of final Treasury Regulations, these proposed U.S. Treasury Regulations may require gain recognition on the exchange of SPAC Warrants for Company Warrants pursuant to the Business Combination Agreement unless the Company is classified as a PFIC.
The tax on any such recognized gain would be imposed based on the Excess Distribution Rules, as defined and discussed below under “—Ownership and Disposition of Company Securities by U.S. Holders—Passive Foreign Investment Company Rules.”
It is difficult to predict whether, in what form and with which effective date, final U.S. Treasury Regulations under Section 1291(f) of the Code will be adopted, and, further, whether the IRS would take the position that Section 1291(f) of the Code is effective in the absence of final Treasury Regulations. Therefore, U.S. Holders of SPAC Class A Ordinary Shares that have not made a timely QEF election or a mark-to-market election and U.S. Holders of SPAC Warrants may, pursuant to the proposed U.S. Treasury Regulations, be subject to taxation under the PFIC rules on the Business Combination to the extent their SPAC Securities have a fair market value in excess of their tax basis therein.

THE RULES DEALING WITH PFICS IN THE CONTEXT OF THE BUSINESS COMBINATION ARE COMPLEX AND ARE IMPACTED BY VARIOUS FACTORS. ALL U.S. HOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS CONCERNING THE CONSEQUENCES TO THEM OF THE PFIC RULES, WHETHER A QEF ELECTION, A MARK-TO-MARKET ELECTION OR ANY OTHER ELECTION IS AVAILABLE AND THE CONSEQUENCES TO THEM OF ANY SUCH ELECTION, AND THE IMPACT OF ANY PROPOSED OR FINAL PFIC U.S. TREASURY REGULATIONS.
Exercise of Redemption Rights with Respect to SPAC Class A Ordinary Shares
In the event that a U.S. Holder’s SPAC Class A Ordinary Shares are redeemed for cash pursuant to the redemption provisions described herein, the treatment of such redemption for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of stock under Section 302 of the Code. Whether a redemption qualifies as a sale of stock under Section 302 of the Code will generally depend on the total number of SPAC Class A Ordinary Shares treated as held by the U.S. Holder relative to all of the SPAC Class A Ordinary Shares outstanding, both before and after the redemption. The redemption of SPAC Class A Ordinary Shares generally will be treated as a sale of stock under Section 302 of the Code (rather than a distribution) if the redemption (i) results in a “complete termination” of the U.S. Holder’s interest in SPAC, (ii) is “substantially disproportionate” with respect to the U.S. Holder or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests (determined immediately after the Business Combination) are explained more fully below.
In determining whether any of the foregoing tests are satisfied, a U.S. Holder generally should take into account not only SPAC Class A Ordinary Shares directly owned by such U.S. Holder but also SPAC Class A Ordinary Shares constructively owned by such U.S. Holder. A U.S. Holder may constructively own, in addition to shares owned directly, shares owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any shares the U.S. Holder has a right to acquire by exercise of an option (including the SPAC Warrants).
There will be a complete termination of a U.S. Holder’s interest if either: (i) all of the SPAC Class A Ordinary Shares directly and constructively owned by the U.S. Holder are redeemed, or (ii) all of the SPAC Class A Ordinary Shares directly owned by the U.S. Holder are redeemed, and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules set forth in the Code and U.S. Treasury Regulations, the attribution of shares owned by certain family members, and the U.S. Holder does not constructively own any other shares.
In order to meet the “substantially disproportionate” test, the percentage of outstanding voting stock directly or constructively owned by a U.S. Holder immediately following the redemption generally must be less than 80% of the voting stock directly or constructively owned by such U.S. Holder immediately prior to the redemption. Because holders of SPAC Class A Ordinary Shares are not entitled to vote on the election of directors prior to the completion of the Business Combination, the SPAC Class A Ordinary Shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not apply.
The redemption of SPAC Class A Ordinary Shares will not be essentially equivalent to a dividend if a U.S. Holder’s redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in SPAC. Whether the redemption will result in a meaningful reduction of a U.S. Holder’s proportionate interest in SPAC will depend on such U.S. Holder’s particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate voting interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” U.S. Holders of SPAC Class A Ordinary Shares should consult their own tax advisors as to the tax consequences of redemption.
If the redemption of SPAC Class A Ordinary Shares qualifies as a sale of stock by a U.S. Holder under Section 302 of the Code, the U.S. Holder generally would recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received and the tax basis of the shares of SPAC Class A Ordinary Shares redeemed. Such gain or loss generally would be treated as capital gain or loss if such shares were held as a capital asset on the date of the redemption. A U.S. Holder’s tax basis in such U.S. Holder’s SPAC Class A Ordinary Shares generally will equal the cost of such shares.
If the redemption of SPAC Class A Ordinary Shares does not qualify as a sale of stock under Section 302 of the Code, then the U.S. Holder will be treated as receiving a distribution from a corporation. Such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in such U.S. Holder’s SPAC Class A Ordinary Shares. Any remaining excess will be treated as capital gain realized on the sale or other disposition of the SPAC Class A Ordinary Shares.
Ownership and Disposition of Company Securities by U.S. Holders
Dividends and Other Distributions on Company Ordinary Shares
A distribution on Company Ordinary Shares will generally be taxable as a dividend for U.S. federal income tax purposes to the extent paid from the Company’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of the Company’s current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in its Company Ordinary Shares. Any remaining excess will be treated as gain realized on the sale or other disposition of the Company Ordinary Shares and will be treated as described below under the heading “—Sale, Exchange, Redemption or Other Taxable Disposition of Company Securities.”
Dividends paid by the Company to corporate U.S. Holders generally will be taxed at regular rates and will not qualify for the dividends received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. Dividends paid by the Company to non-corporate U.S. Holders may qualify for the preferential long-term capital gains rate applicable to “qualified dividend income” only if the Company is a “qualified foreign corporation” and a holding period and other requirements are met. A non-U.S. corporation, such as the Company, will be treated as a “qualified foreign corporation” (i) with respect to dividends paid by such non-U.S. corporation on shares that are readily tradable on an established securities market in the United States or (ii) if such non-U.S. corporation is eligible for the benefits of a comprehensive income tax treaty with the United States that includes an exchange of information program. However, a non-U.S. corporation will not be treated as a qualified foreign corporation if it is a PFIC in the taxable year in which the dividend is paid or the preceding taxable year. The United Kingdom is party to a comprehensive income tax treaty with the United States, and the Company Ordinary Shares are expected to be listed on Nasdaq, which is an established securities market for such purposes. There can be no assurance, however, that the Company will be eligible for benefits under such income tax treaty, or that the Class A Ordinary Shares will be considered readily tradable on an established securities market in later years. For foreign tax credit purposes, the Company’s dividends will generally be treated as passive category income.
Sale, Exchange, Redemption or Other Taxable Disposition of Company Securities
Subject to the PFIC rules discussed below under the heading “—Passive Foreign Investment Company Rules,” upon any sale, exchange, redemption or other taxable disposition of the Company Securities, a U.S. Holder generally will recognize gain or loss in an amount equal to the difference between (i) the amount realized (i.e., sum of the amount of cash and the fair market value of any other property received in such sale, exchange, redemption or other taxable disposition and (ii) the U.S. Holder’s adjusted tax basis in such Company Securities. Any such gain or loss generally will be capital gain or loss and will be long-term capital gain or loss if the U.S. Holder’s holding period for such Company Securities exceeds one year. Long-term capital gain realized by a non-corporate U.S. Holder generally will be taxable at a preferential rate. The deductibility of capital losses is subject to limitations. This gain or loss generally will be treated as U.S. source gain or loss for foreign tax credit purposes.
Exercise, Lapse or Redemption of a Company Warrant
A U.S. Holder generally will not recognize gain or loss upon the acquisition of a Company Ordinary Share on the exercise of a Company Warrant for cash. A U.S. Holder’s initial tax basis in a Company Ordinary Share received upon exercise of the Company Warrant generally should be an amount equal to the sum of the U.S. Holder’s tax basis in the Company Warrant exchanged therefor and the exercise price. The U.S. Holder’s holding period for a Company Ordinary Share received upon exercise of the Company Warrant will begin on the date following the date of exercise (or possibly the date of exercise) of the Company Warrant and will not include the holding period during which the U.S. Holder held the Company Warrant. If a Company Warrant is allowed to lapse unexercised, a U.S. Holder generally will recognize a capital loss equal to such U.S. Holder’s tax basis in the Company Warrant.
The tax consequences of a cashless exercise of a Company Warrant are not clear under current law. Subject to the PFIC rules discussed below under “—Passive Foreign Investment Company Rules,” a cashless exercise might not be taxable, either because the exercise is not a realization event or because the exercise is treated as a recapitalization for U.S. federal income tax purposes. In either situation, a U.S. Holder’s initial basis in Company Ordinary Shares received generally would equal the U.S. Holder’s basis in the Company Warrants exercised therefor. If the cashless exercise were treated as not being a realization event, it is unclear whether a U.S. Holder’s holding period in the Company Ordinary Shares would be treated as commencing on the date following the date of exercise or on the date of exercise of the Company Warrants; in either case, the holding period would not include the period during which the U.S. Holder held the Company Warrants. If the cashless exercise were treated as a recapitalization, the holding period of the Company Ordinary Shares would include the holding period of the Company Warrants exercised therefor.
It is also possible that a cashless exercise of a Company Warrant could be treated in part as a taxable exchange in which gain or loss would be recognized. In such event, a U.S. Holder could be deemed to have surrendered a number of Company Warrants equal to the number of Company Ordinary Shares having a value equal to the exercise price for the total number of Company Warrants to be exercised. In such case, subject to the PFIC rules discussed below under “—Passive Foreign Investment Company Rules,” the U.S. Holder would generally recognize capital gain or loss with respect to the Company Warrants deemed surrendered in an amount equal to the difference between the fair market value of the Company Ordinary Shares that would have been received in a regular exercise of the Company Warrants deemed surrendered and the U.S. Holder’s tax basis in the Company Warrants deemed surrendered. In this case, a U.S. Holder’s initial aggregate tax basis in the Company Ordinary Shares received would equal the sum of the U.S. Holder’s tax basis in the Company Warrants deemed exercised and the aggregate exercise price of such Company Warrants. It is unclear whether a U.S. Holder’s holding period for the Company Ordinary Shares would commence on the date following the date of exercise or on the date of exercise of the Company Warrants; in either case, the holding period would not include the period during which the U.S. Holder held the Company Warrants.
Due to the absence of authority on the U.S. federal income tax treatment of a cashless exercise of warrants, there can be no assurance of which, if any, of the alternative tax consequences and holding periods described above would be adopted by the IRS or a court of law. Accordingly, U.S. Holders should consult their tax advisors regarding the tax consequences of a cashless exercise of Company Warrants.
Subject to the PFIC rules described below under “—Passive Foreign Investment Company Rules,” if the Company redeems Company Warrants for cash pursuant to the redemption provisions of their respective warrant agreements or if the Company purchases Company Warrants in an open market transaction, such redemption or purchase generally will be treated as a taxable disposition to the U.S. Holder, taxed as described above under “—Sale, Exchange, Redemption or Other Taxable Disposition of Company Securities.”
Consistent with the terms of the SPAC Warrants, the terms of each Company Warrant provide for an adjustment to the number of Company Ordinary Shares for which the warrant may be exercised or to the exercise price of the warrant in certain events, as discussed below under the heading “Description of Company Warrants.” An adjustment that has the effect of preventing dilution is generally not taxable to U.S. Holders of Company Warrants. However, the U.S. Holders of Company Warrants could be treated as receiving a constructive distribution from the Company if, for example, the adjustment increases the U.S. Holder’s proportionate interest in the Company’s assets or earnings and profits (e.g., through an increase in the number of Company Ordinary Shares that would be obtained upon exercise or through a decrease to the exercise price) as a result of a distribution of cash to the holders of Company Ordinary Shares that is taxable to the U.S. Holders of such Company Ordinary Shares as a distribution as described above under “—Dividends and Other Distributions on Company Ordinary Shares.” Such a constructive distribution to the U.S. Holders of the warrants would be subject to tax as described under that section in the same manner as if the U.S. Holders of the warrants received a cash distribution from the Company equal to the fair market value of the increase in the interest.
Passive Foreign Investment Company Rules
The treatment of U.S. Holders of Company Securities could be materially different from that described above if the Company is treated as a PFIC.
A non-U.S. corporation will be classified as a PFIC if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income or (ii) at least 50% of its assets in a taxable year (ordinarily determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.
Based on the composition of the income, assets, operations and certain estimates and projections (including the relative values of the Company’s assets, including goodwill) of the Company and its subsidiaries, the Company is not expected to be treated as a PFIC for the taxable year that includes the Business Combination. However, whether the Company is treated as a PFIC for any taxable year is a factual determination that can only be made after the close of such taxable year and, thus, is subject to significant uncertainty and change. Accordingly, there can be no assurance with respect to the Company’s status as a PFIC for the taxable year that includes the Business Combination or any future taxable year.
It is not entirely clear how various aspects of the PFIC rules apply to the Company Warrants. Section 1298(a)(4) of the Code provides that, to the extent provided in the U.S. Treasury Regulations, any person who has an option to acquire stock in a PFIC shall be considered to own such stock in the PFIC for purposes of the PFIC rules. No final U.S. Treasury Regulations are currently in effect under Section 1298(a)(4) of the Code. However, proposed U.S. Treasury Regulations under Section 1298(a)(4) of the Code have been promulgated with a retroactive effective date (the “Proposed PFIC Option Regulations”). Each U.S. Holder is urged to consult its tax advisors regarding the possible application of the Proposed PFIC Option Regulations to an investment in the Company Warrants. Solely for discussion purposes, the following discussion assumes that the Proposed PFIC Option Regulations will apply to the Company Warrants.
Under the PFIC rules, if the Company were considered a PFIC at any time that a U.S. Holder owns Company Securities, the Company would continue to be treated as a PFIC with respect to such investment unless (i) it ceased to be a PFIC and (ii) the U.S. Holder made a “purging” election under the PFIC rules. If such election is made, a U.S. Holder will be deemed to have sold its Company Securities at their fair market value on the last day of the last taxable year in which the Company is classified as a PFIC, and any gain from such deemed sale would be subject to the Excess Distribution Rules described below. After the purging election, the Company Securities with respect to which the purging election was made will not be treated as shares in a PFIC unless the Company subsequently becomes a PFIC.
For each taxable year that the Company is treated as a PFIC with respect to a U.S. Holder’s Company Securities, the U.S. Holder will be subject to special tax rules with respect to any “excess distribution” (as defined below) received and any gain realized from a sale or disposition (including a pledge) of its Company Securities (collectively the “Excess Distribution Rules”), unless the U.S. Holder makes a valid and timely QEF election or mark-to-market election as discussed below. Distributions received by a U.S. Holder in a taxable year that are greater than 125% of the average annual distributions received during the shorter of the three preceding taxable years or the U.S. Holder’s holding period for the Company Securities will be treated as excess distributions. Under these Excess Distribution Rules:
•	the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for the Company Securities;
•
the amount allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of the Company’s first taxable year in which the Company is a PFIC, will be taxed as ordinary income;

•
the amount allocated to other taxable years (or portions thereof) of the U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder; and

•
an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder with respect to the tax attributable to each such other taxable year of the U.S. Holder.

If the Company is a PFIC, a U.S. Holder of Company Ordinary Shares (but not Company Warrants) may avoid taxation under the Excess Distribution Rules described above by making a “qualified electing fund” (“QEF”) election. However, a U.S. Holder may make a QEF election with respect to its Company Ordinary Shares only if the Company provides U.S. Holders on an annual basis with certain financial information specified under applicable U.S. Treasury Regulations. Upon written request, the Company will endeavor to provide to a U.S. Holder such information as the IRS may require, including a PFIC annual information statement, in order to enable the U.S. Holder to make and maintain a QEF election, but there can be no assurance that we will timely provide such required information.
Alternatively, if the Company is a PFIC and Company Ordinary Shares constitute “marketable stock,” a U.S. Holder may avoid the application of the Excess Distribution Rules discussed above if such U.S. Holder makes a “mark-to-market” election with respect to such shares for the first taxable year in which it holds (or is deemed to hold) Company Ordinary Shares and each subsequent taxable year. Such U.S. Holder generally will include for each of its taxable years as ordinary income the excess, if any, of the fair market value of its Company Ordinary Shares at the end of such year over its adjusted basis in its Company Ordinary Shares. The U.S. Holder also will recognize an ordinary loss in respect of the excess, if any, of its adjusted basis of its Company Ordinary Shares over the fair market value of its Company Ordinary Shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The U.S.

Holder’s basis in its Company Ordinary Shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of its Company Ordinary Shares will be treated as ordinary income. Under current law, a mark-to-market election may not be made with respect to Company Warrants.
The mark-to-market election is available only for “marketable stock,” generally, stock that is regularly traded on a national securities exchange that is registered with the SEC, including Nasdaq (on which Company Ordinary Shares are intended to be listed), or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. If made, a mark-to-market election would be effective for the taxable year for which the election was made and for all subsequent taxable years unless the Company Ordinary Shares cease to qualify as “marketable stock” for purposes of the PFIC rules or the IRS consents to the revocation of the election. U.S. Holders are urged to consult their tax advisors regarding the availability and tax consequences of a mark-to-market election with respect to Company Ordinary Shares under their particular circumstances.
If the Company is a PFIC and, at any time, has a foreign subsidiary that is classified as a PFIC, a U.S. Holder generally would be deemed to own a proportionate amount of the shares of such lower-tier PFIC, and generally could incur liability for the deferred tax and interest charge described above if the Company receives a distribution from, or disposes of all or part of its interest in, the lower-tier PFIC, or the U.S. Holder otherwise was deemed to have disposed of an interest in the lower-tier PFIC. There can be no assurance that the Company will have timely knowledge of the status of any lower-tier PFIC or provide information that may be required for a U.S. Holder to make or maintain a QEF election with respect to such lower-tier PFIC. A mark-to-market election generally would not be available with respect to such lower-tier PFIC.
A U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the U.S. Holder, may be required to file an IRS Form 8621 (whether or not a QEF or mark-to-market election is made) and to provide such other information as may be required by the U.S. Treasury Department. Failure to do so, if required, will extend the statute of limitations applicable to such U.S. Holder until such required information is furnished to the IRS.
The rules dealing with PFICs and with the QEF, purging and mark-to-market elections are very complex and are affected by various factors in addition to those described above. Accordingly, U.S. Holders of Company Securities are urged to consult their own tax advisors concerning the application of the PFIC rules to Company Securities under their particular circumstances.
Foreign Financial Asset Reporting
Certain U.S. Holders may be required to report their holdings of certain foreign financial assets, including equity of foreign entities, if the aggregate value of all of these assets exceeds $50,000 at the end of a taxable year or $75,000 at any time during a taxable year (or, for certain individuals living outside the United States and married individuals filing joint returns, certain higher thresholds). SPAC Securities and Company Securities are expected to constitute foreign financial assets subject to these requirements unless held in an account at certain financial institutions. U.S. Holders should consult their own tax advisers regarding the application of these and other applicable reporting requirements.
Information Reporting and Backup Withholding
Information reporting requirements may apply to cash received in redemption of SPAC Class A Ordinary Shares, distributions on the Company Securities, and the proceeds received on sale or other taxable disposition of the SPAC Securities or Company Securities effected within the United States (and, in certain cases, outside the United States), in each case other than U.S. Holders that are exempt recipients (such as certain corporations). Backup withholding at the current rate of 24% may apply to such amounts if the U.S. Holder fails to provide an accurate taxpayer identification number (generally on an IRS Form W-9 provided to the paying agent of the U.S. Holder’s broker) or is otherwise subject to backup withholding. U.S. Holders should consult their own tax advisors regarding the application of the U.S. information reporting and backup withholding rules.
Backup withholding is not an additional tax. Any amounts withheld as backup withholding generally may be credited against the taxpayer’s U.S. federal income tax liability, if any, and a taxpayer may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for a refund with the IRS and furnishing any required information.
The preceding discussion of certain material U.S. federal tax considerations is for general information purposes only. It is not tax advice to holders of SPAC Securities or Company Securities. Each such holder should consult its own tax advisor regarding the particular U.S. federal, state and local, and non-U.S. tax considerations of the Business Combination, the redemption of the SPAC Class A Ordinary Shares, and ownership and disposition of Company Securities, including the consequences of any proposed change in applicable law.

CERTAIN MATERIAL U.K. TAX CONSIDERATIONS
The following statements are intended only as a general guide to certain U.K. tax considerations and do not purport to be a complete analysis of all potential U.K. tax consequences of acquiring, holding or disposing of Company Ordinary Shares. They are based on current U.K. law and what is understood to be the current practice of His Majesty’s Revenue and Customs, as at the date of this proxy statement/prospectus, both of which may change, possibly with retroactive effect.
The statements in respect of the U.K. tax considerations in relation to holders of Company Ordinary Shares generally apply only to those who are resident and, in the case of individuals not temporarily non-resident, for tax purposes in (and only in) the U.K. (except insofar as express reference is made to the treatment of non-U.K. residents), who hold Company Ordinary Shares as an investment (other than where a tax exemption applies, for example where shares are held in an individual savings account or pension arrangement) and who are the absolute beneficial owner of the Company Ordinary Shares and any dividends paid on them. The tax position of certain categories of investors who are subject to special rules (such as persons acquiring their Company Ordinary Shares in connection with employment, dealers in securities, insurance companies and collective investment schemes) is not considered. The following statements assume that such a holder of Company Ordinary Shares is, for U.K. tax purposes, absolutely beneficially entitled to the Company Ordinary Shares.
The statements summarize the current position and are intended as a general guide only and do not constitute legal or tax advice. Nothing in this section is intended to address any U.K. tax consequences of the Business Combination Agreement or for any SPAC shareholders or holders of Company Warrants, whether U.K. tax resident or resident elsewhere. Holders of Company Ordinary Shares who are in any doubt as to their tax position or who may be subject to tax in a jurisdiction other than the U.K. should consult their own professional advisers.
Taxation of Investors
Taxation of Dividends
newcleo is not required to withhold U.K. tax when paying a dividend. Liability to tax on dividends will depend upon the individual circumstances of a shareholder.
U.K. Resident Individual Investors
U.K. resident individual investors will normally be subject to U.K. income tax on dividends or certain other corporate distributions arising to them in respect of the Company Ordinary Shares. Investors who are liable to income tax will be charged to income tax on such distributions received or treated as received. For the tax year 6 April 2026 to 5 April 2027, U.K. resident individual investors will receive a tax-free £500 allowance with respect to such distributions (when aggregated with any distributions received by them from other companies) and dividend income exceeding the tax-free allowance will be taxed at the rate of 10.75% for basic rate taxpayers, 35.75% for higher rate taxpayers and 39.35% for additional rate taxpayers. Dividend income is treated as the top slice of a taxpayer’s income when determining into which income tax band it falls. Investors are advised to consult their advisers as to the potential impact of these rules with respect to their individual circumstances.
U.K. Resident Corporate Investors
Investors within the charge to U.K. corporation tax may be exempt from U.K. corporation tax on some or all dividends or other distributions arising in respect of the Company Ordinary Shares, depending on whether the detailed conditions for distribution exemption are met. Such investors should seek advice from their own professional advisers in considering the availability of the distribution exemption.
Non-U.K. Resident Investors
A non-U.K. resident investor will generally not be liable to pay any U.K. tax on income distributions arising to them in respect of the Company Ordinary Shares.
An individual U.K. investor who has been resident for tax purposes in the U.K. but who ceases to be so resident or becomes treated as resident outside the U.K. for the purposes of a double tax treaty for a period of five years or less and who receives or becomes entitled to income distributions from newcleo during that period of temporary non-residence may, if newcleo is treated as a close company for U.K. tax purposes and certain other conditions are met, be liable for income tax on those distributions on his or her return to the U.K.
Taxation of Disposals
A disposal or deemed disposal of Company Ordinary Shares by an investor who is resident in the U.K. for tax purposes may, depending upon the investor’s circumstances and subject to any available exemption or relief (such as the annual exempt amount for individuals), give rise to a chargeable gain or an allowable loss for the purposes of U.K. taxation of capital gains. In general terms, a gain or loss will be calculated by reference to the difference between the sale proceeds and any allowable costs and expenses, including the original acquisition cost of the Company Ordinary Shares.
(i) U.K. Resident Individual Investors
For an individual investor within the charge to U.K. capital gains tax, a disposal (or deemed disposal) of Company Ordinary Shares may give rise to a chargeable gain or an allowable loss for the purposes of capital gains tax. The rate of capital gains tax on disposal of shares is currently 18% for individuals who are subject to income tax at the basic rate and 24% for individuals who are subject to income tax at the higher or additional rates. An individual investor is entitled to realize an annual exempt amount of gains (£3,000 for the tax year 6 April 2026 until 5 April 2027) without being liable to U.K. capital gains tax. The capital gains tax rate on share disposals is currently 24% for trustees.
(ii) U.K. Resident Corporate Investors
For an investor within the charge to U.K. corporation tax, a disposal or deemed disposal of Company Ordinary Shares may give rise to a chargeable gain at the rate of corporation tax applicable to that investor (currently 25% for companies paying the main rate of corporation tax) or an allowable loss for the purposes of U.K. corporation tax.
(iii) Non-U.K. Resident Investors
Investors who are not resident in the U.K. will not generally be subject to U.K. taxation of capital gains on the disposal or deemed disposal of Company Ordinary Shares unless they are carrying on a trade, profession or vocation in the U.K. through a branch or agency (or, in the case of a corporate investor, a permanent establishment) in connection with which Company Ordinary Shares are used, held or acquired, or if newcleo is “property rich” (i.e. it derives at least 75% of its gross asset value from U.K. real estate which is not used for the purposes of a trade carried on by it or an associate).
An individual investor who has been resident for tax purposes in the U.K. but who ceases to be so resident or becomes treated as Treaty non-resident for a period of five years or less and who disposes of all or part of his or her Company Ordinary Shares during that period may be liable for capital gains tax on his or her return to the U.K., subject to any available exemptions or reliefs.
U.K. Stamp Duty and U.K. Stamp Duty Reserve Tax
No U.K. stamp duty or stamp duty reserve tax (“SDRT”) should be payable on the issuance of Company Ordinary Shares to investors.
Settlement of trades in Company Ordinary Shares within The Depository Trust Company (“DTC”) should not give rise to any charge to U.K. stamp duty or SDRT, provided that: (i) DTC and its nominee continue to meet certain conditions; and (ii) DTC does not elect with HMRC to charge SDRT on trades settled within it. Otherwise, subject to the availability of any relief, transfers of Company Ordinary Shares are expected to be subject to U.K. stamp duty or SDRT at a rate of 0.5% of the chargeable consideration given for the transfer. Stamp duty or SDRT is normally paid by the purchaser.

DESCRIPTION OF COMPANY ORDINARY SHARES
A summary of the material provisions governing newcleo’s share capital immediately following the completion of the Business Combination is described below. This summary is not complete and should be read together with the newcleo A&R Articles, the form of which is appended to this proxy statement/prospectus as Annex B. The summaries and descriptions below do not purport to be complete statements of the UK Companies Act or other applicable law.
General
Share Capital
The total number of Company Ordinary Shares to be issued and outstanding upon the Closing will depend on the extent to which SPAC Shareholders elect to exercise their redemption rights in connection with the Business Combination and that newcleo has effected the Capital Restructuring (as defined in the Business Combination Agreement) prior to the Effective Time. For more information, see “Questions and Answers about the Business Combination and the Extraordinary General Meeting—Q. What ownership levels will current shareholders of NewHold have after consummation of the Business Combination?”
Rights and Obligations
The rights and obligations attaching to the Company Ordinary Shares are set out in full in the newcleo A&R Articles, and all Company Ordinary Shares have the same rights and obligations, unless otherwise determined pursuant to the newcleo A&R Articles.
Subject to the UK Companies Act, the newcleo A&R Articles and any shareholder authorities or approvals then in effect, shares or other securities may be issued on such terms and with such rights or restrictions as may be determined by the newcleo Board.
The following descriptions of the newcleo A&R Articles are summaries and are qualified by reference to such articles which will become effective upon Closing. A copy of the newcleo A&R Articles is filed as an exhibit to the registration statement of which this proxy statement/prospectus forms a part. The description of the Company Ordinary Shares reflects changes to newcleo’s capital structure that will occur upon Closing.
Dividend Rights
Subject to any preferences that may apply to a particular class of shares outstanding at the relevant time and to the requirements of English law, holders of Company Ordinary Shares are entitled to participate in dividends and other distributions lawfully declared on those shares. The Company may by ordinary resolution declare dividends, but no dividend may exceed the amount recommended by the newcleo Board. Subject to the UK Companies Act, the newcleo Board may also pay interim dividends if it appears to the newcleo Board that they are justified by the financial position of newcleo. All dividends are declared and paid according to the amounts paid up on the shares in respect of which the dividend is paid.
Under English law, newcleo may pay dividends only if distributable profits are available for that purpose. Distributable profits are accumulated, realized profits, so far as not previously utilized by distribution or capitalization, less accumulated, realized losses, so far as not previously written off in a reduction or reorganization of capital. Even if distributable profits are available, newcleo may only pay dividends if the amount of its net assets is not less than the aggregate of its called-up share capital and undistributable reserves (including, for example, the share premium account) and the payment of the dividend itself does not reduce the amount of the net assets to less than that aggregate. Subject to these restrictions, newcleo’s Board may recommend to holders of Company Ordinary Shares that a final dividend be declared and paid and recommend the amount of any such dividend or determine whether to pay a distribution by way of an interim dividend, and the amount of any such interim dividend, but must take into account newcleo’s financial position and their duties as directors. Final dividends (i.e. those dividend paid once a year and calculated after the annual accounts have been drawn up and declared by the shareholders (usually at the annual general meeting of a company)) become a legal liability upon the later of the date they are declared and the date the shareholder approval expresses them to be payable. Interim dividends (i.e. those dividends that can be declared and paid at any time of the year) only become a legal liability at the point they are paid.
Any dividend unclaimed for one year from the due date of payment of such dividend may be invested or otherwise made use of by the newcleo Board until claimed. Any dividend unclaimed after a period of 12 years from the due date of payment of such dividend shall be forfeited and shall revert to newcleo. In addition, the retention of, or payment by the newcleo Board of any unclaimed dividend, interest or other sum payable on or in respect of a Company Ordinary Share into a separate account shall not constitute newcleo as a trustee in respect thereof.
Subject to the UK Companies Act and the newcleo A&R Articles, dividends may be paid in cash or non-cash form, and the newcleo Board may offer shareholders the right to elect to receive new ordinary shares instead of cash dividends if duly authorized.
Liquidation Rights
Subject to any preferences that may apply to a particular class of shares outstanding at the time, holders of Company Ordinary Shares also have the right to participate in the surplus assets of newcleo available for distribution in the event of a winding up or liquidation, voluntary or otherwise, in proportion to the amounts paid up or credited as paid up on such ordinary shares. A liquidator may, with the sanction of a special resolution and any other sanction required by applicable law, divide among the members in specie the whole or any part of the assets of newcleo and may, for that purpose, value any assets and determine how the division shall be carried out as between the shareholders or different classes of shareholders.
Voting
Subject to the rights attached to any class of shares and the provisions of the newcleo A&R Articles, each Company Ordinary Share carries one vote on a poll. For so long as any shares are held in a settlement system operated by DTC, any resolution put to the vote of a general meeting must be decided on a poll. In addition, where members attend a general meeting by means of an electronic facility, all resolutions will be decided on a poll. If at any time no shares are held through DTC and no members attend by electronic facility, resolutions at a general meeting may be decided on a show of hands unless a poll is duly demanded in accordance with the newcleo A&R Articles.
The newcleo A&R Articles also permit the suspension of voting and certain other rights in specified circumstances, including for failure to comply with a notice issued under Section 793 of the UK Companies Act and where sums presently payable on shares remain unpaid.
Transfers of Shares
Subject to the UK Companies Act, the Regulations (as defined in the newcleo A&R Articles), the system’s rules and the newcleo A&R Articles, Company Ordinary Shares may be transferred by an instrument of transfer in any usual form or in any other form approved by the newcleo Board if held in certificated form, or through a relevant system if held in uncertificated form. The transferor of a Company Ordinary Share is deemed to remain the holder until the transferee’s name is entered in the register of members. The Company Ordinary Shares are in registered form and may be held in certificated or uncertificated form.
Certain restrictions on transfer may be imposed from time to time by applicable laws and regulations, the rules of the Relevant Exchange (as defined in the newcleo A&R Articles) and contractual arrangements binding on the holder or transferee. In addition, the newcleo Board may refuse to register the transfer of a certificated share that is not fully paid or on which newcleo has a lien, provided that, where shares of that class are admitted to trading on a Relevant Exchange, such discretion may not be exercised so as to prevent dealings in those shares from taking place on an open and proper basis.
Subject to the UK Companies Act, the newcleo Board may also refuse to register any transfer of any share if it is not in respect of one class of shares only, is in favor of more than four transferees, is in favor of a minor, bankrupt or person of mental ill health, where the newcleo Board is obliged or entitled to refuse registration as a result of a failure to comply with a notice under Section 793 of the UK Companies Act, or if the transfer may violate any law or regulation applicable to newcleo, the shares, the holder, the member or the proposed transferee, or breach any contractual obligation, including the rules of the Relevant Exchange.
In the case of certificated shares, the newcleo Board may also refuse to register a transfer unless the transfer is duly stamped, if necessary, is lodged at newcleo’s registered office or such other place as the newcleo Board may determine and is accompanied by the relevant share certificate or such other evidence as the newcleo Board may reasonably require. If the newcleo Board refuses to register a transfer, it must send notice of the refusal, together with its reasons, within two months.

In the case of uncertificated shares, title may be transferred in accordance with the Regulations and the system’s rules, and the newcleo Board may refuse to register a transfer in any circumstances permitted by the Regulations or the system’s rules. The provisions of the newcleo A&R Articles do not apply to uncertificated shares to the extent that they are inconsistent with the holding of shares in uncertificated form, the transfer of title by means of a relevant system or the Regulations.
Pre-emption Rights
Under English law, directors of a public company require authority from shareholders, other than under certain types of employee share schemes, whenever shares are issued. Newly issued ordinary shares first must be offered to existing shareholders pro rata to their holdings subject to certain exemptions, for example, where ordinary shares are issued for non-cash consideration, or in respect of certain types of employee share schemes, or where shareholders have, by special resolution, approved the disapplication of statutory pre-emption rights.
In any circumstances where pre-emption rights have not been disapplied, the procedure for the exercise of such statutory pre-emption rights would be set out in the documentation by which such ordinary shares would be offered to newcleo shareholders.
Conversion or Redemption Rights
The Company Ordinary Shares will be neither convertible nor redeemable. However, subject to the Companies Act, the newcleo A&R Articles and any required shareholder approvals or authorities, newcleo may issue other classes of shares or securities, including redeemable shares or convertible securities, with such rights and on such terms as may be determined in accordance with the newcleo A&R Articles.
Variation of Rights
Subject to applicable law, the rights attached to any class of shares may (unless otherwise provided by the terms of the issue of the shares of that class) be varied or abrogated by the written consent of the holders of three quarters (3/4) in nominal value of the issued shares of that class or (ii) a special resolution passed at a general meeting of the shareholders of that class.
Capital Calls
The newcleo Board has the authority to make calls upon the shareholders in respect of any money unpaid on their shares and each shareholder shall pay to newcleo as required by such notice the amount called on its shares. If a call remains unpaid after it has become due and payable, and the 14 days’ notice required by the newcleo A&R Articles provided by the newcleo Board has not been complied with, any share in respect of which such notice was given may be forfeited by a resolution of the newcleo Board. On the basis that all of the Company Ordinary Shares in issue upon the Business Combination will be fully paid, they will not be subject to a capital call.
Additional Classes of Shares Authorized
In addition to Company Ordinary Shares, the newcleo Board is authorized to issue Class B Shares, Class C Shares and Deferred Shares (in each case, as defined in the newcleo A&R Articles) in the capital of the Company with rights and denominated as follows.
Class B Shares
Subject to the newcleo A&R Articles, the newcleo Board will issue Class B Shares as Company Earnout Shares. The Class B Shares will be issued without voting rights and will not be entitled to receive dividends. Holders of Class B Shares will have no right, in that capacity, to receive notice of, attend, speak or vote at any general meeting of the Company. The Class B Shares may convert automatically into Company Ordinary Shares on a one-for-one basis if specified VWAP-based earnout thresholds are satisfied during the applicable five-year measurement period, including upon certain qualifying transactions in which the per-share transaction value equals or exceeds the applicable thresholds, as set forth in further detail in the section of this proxy statement/prospectus entitled “The Business Combination—Overview of the Transactions Contemplated by the Business Combination Agreement—Company Earnout Shares.” Any Company Ordinary Shares resulting from the conversion of Class B Shares will rank equally with the existing Company Ordinary Shares.

The Class B Shares will have only a limited entitlement to participate in any distribution on a winding up and will not otherwise participate in the assets or profits of the Company. To the extent any Class B Shares have not converted by the end of the applicable measurement period, the holders will have no further conversion rights, and such shares may be transferred to a custodian or purchased by the Company for nominal consideration in accordance with the newcleo A&R Articles. The Class B Shares will not be transferable without the prior approval of the newcleo Board, which may be withheld in its sole discretion. A reduction, cancellation or conversion of Class B Shares in accordance with the newcleo A&R Articles will not constitute a variation of the rights attaching to the Class B Shares.
Class C Shares
Subject to the newcleo A&R Articles, the newcleo Board may issue Class C Shares, which will be issued without voting rights and will rank equally with all other ordinary shares in the capital of the Company for any dividend declared and for any distribution made on a winding up. The newcleo Board, at its option, may issue Class C Shares as redeemable shares.
Deferred Shares
Subject to the newcleo A&R Articles, the newcleo Board may issue Deferred Shares. The Deferred Shares will be issued without voting rights and will not be entitled to receive dividends. Holders of Deferred Shares will have no right, in that capacity, to receive notice of, attend, speak or vote at any general meeting of the Company. The Deferred Shares will have only a limited entitlement to participate in any distribution on a winding up and will not otherwise participate in the assets or profits of the Company. Deferred Shares may be issued as redeemable shares, at the option of the newcleo Board, and will not be transferable without the prior approval of the newcleo Board, which may be withheld in its sole discretion. The Company will also have authority, in accordance with the newcleo A&R Articles, to transfer Deferred Shares to a custodian or purchase them for nominal consideration.
Articles of Association and English Law Considerations
Directors
Number of Directors
The newcleo A&R Articles provide for a minimum of two and no maximum directors, and that otherwise the number of directors shall be as determined by an ordinary resolution of the shareholders.
Appointment and Retirement of Directors
Subject to the newcleo A&R Articles, the Company may by ordinary resolution appoint as a director any person who is willing and permitted by law to act as a director, either to fill a vacancy on or as an addition to the existing newcleo Board.
Without prejudice to that power of the shareholders, the newcleo Board may appoint as a director any person who is willing and permitted by law to act as a director, either to fill a vacancy or as an addition to the existing newcleo Board.
Any vacancy on the newcleo Board arising from the death, resignation, disqualification, removal or other cessation of office of a director will be filled by the newcleo Board. Any director appointed to fill such vacancy will be appointed to the same class as the director whose office became vacant and will hold office for the remainder of the full term of that class and until his or her successor is duly elected and qualified.
Subject to the newcleo A&R Articles, the Company may by ordinary resolution remove any director before the expiration of his or her term of office and may appoint another person in his or her place.
No person other than a retiring director will be eligible for appointment or reappointment as a director at any general meeting unless he or she is recommended by the newcleo Board or, not less than seven clear days nor more than 42 clear days before the relevant meeting, a notice executed by a shareholder qualified to vote at the meeting, together with notice executed by the proposed appointee of his or her willingness to be appointed or reappointed, is duly delivered in accordance with the newcleo A&R Articles.
Duties of Directors
Under English law, a director owes various statutory and fiduciary duties to the company, including:

a.	to act in the way he or she considers, in good faith, would be most likely to promote the success of the company for the benefit of its members as a whole;
b.	to avoid a situation in which he or she has, or can have, a direct or indirect interest that conflicts, or possibly conflicts, with the interests of the company;
c.	to act in accordance with the company’s constitution and only exercise his or her powers for the purposes for which they are conferred;
d.	to exercise independent judgment;
e.	to exercise reasonable care, skill and diligence;
f.	not to accept benefits from a third party conferred by reason of his or her being a director or doing (or not doing) anything as a director; and
g.	to declare any interest that he or she has, whether directly or indirectly, in a proposed or existing transaction or arrangement with the company.
Directors’ Fees and Remuneration
Each of the directors, other than any director who for the time being holds an executive office or employment with newcleo or a subsidiary of the Company unless the newcleo Board determines otherwise, may be paid a fee for his or her services at such rate as may from time to time be determined by the newcleo Board or a committee authorized by the newcleo Board, provided that the agreement or payment of any such fee would not result in non-compliance with any listing requirements of the Relevant Exchange. Each director may also be paid all travelling, hotel and other expenses properly incurred in the conduct of newcleo’s business and in performing his or her duties as a director.
Any director who is appointed to any executive office may be paid such remuneration, and any director who serves on any committee, devotes special attention to the business of newcleo or goes or resides abroad for any purposes of newcleo may receive such additional remuneration, as the newcleo Board or a committee authorized by the newcleo Board may determine, subject to applicable listing requirements.
Borrowing Powers
Subject to the newcleo A&R Articles and the UK Companies Act, the newcleo Board may exercise all the powers of newcleo to borrow money, to guarantee, to indemnify and to mortgage or charge all or any part of newcleo’s undertaking, property and assets, whether present or future, and its uncalled capital, and to issue debentures and other securities or give security, whether outright or as collateral security, for any debt, liability or obligation of newcleo or of any third party. The newcleo A&R Articles do not require the newcleo Board to restrict the borrowing of newcleo or any of its subsidiary undertakings.
Indemnity of Directors
Subject to the UK Companies Act and to the extent not prohibited by law, the newcleo A&R Articles permit newcleo to indemnify any person who is or was a director, secretary or other officer of newcleo or any of its present or former subsidiary undertakings, to the extent determined by the newcleo Board, against costs, charges, expenses, losses and liabilities sustained or incurred in connection with the actual or purported execution of that person’s duties or the exercise or purported exercise of that person’s powers. The newcleo A&R Articles also permit the newcleo Board to provide funds to meet expenditures incurred or to be incurred in defending civil or criminal proceedings, regulatory investigations or actions, or applications for relief under the UK Companies Act. In addition, the newcleo Board may purchase and maintain insurance at newcleo’s expense for the benefit of such persons. The UK Companies Act limits the extent to which an English company may indemnify directors and officers against certain liabilities.
Shareholders’ Meetings
Timing
Each year, newcleo will hold an annual general meeting of its shareholders in addition to any other meetings in that year, and will specify the meeting as such in the notice convening it. The annual general meeting must be held in the six-month period following newcleo’s annual accounting reference date, but otherwise will be held at such time and place as the newcleo Board may appoint. General meetings may be convened and held in any manner permitted by the newcleo A&R Articles, including by means of an electronic facility and, if so determined by the newcleo Board, with one or more satellite meeting places.

Record Date
Subject to the UK Companies Act and the newcleo A&R Articles, the newcleo Board may specify in the notice of a general meeting a record date for determining which persons are entitled to attend and vote at the meeting and how many votes such persons may cast. Under the newcleo A&R Articles, that time may not be more than 40 days nor less than 10 days before the date of the meeting. Changes to the register of members after that time shall be disregarded in determining the rights of any person to attend or vote at the meeting.
Quorum
No business shall be transacted at any general meeting unless a quorum is present when the meeting proceeds to business, but the absence of a quorum shall not preclude the appointment of a chairman, which appointment shall not be treated as part of the business of a meeting. Two persons present and entitled to vote upon the business to be transacted, each being either a shareholder or a proxy for a shareholder or a duly authorized representative of a corporation which is a shareholder shall be a quorum for all purposes.
If a quorum is not present within five minutes (or such longer time not exceeding one hour as the chair of the meeting may decide to wait) after the time appointed for the commencement of the meeting, the meeting will be dissolved if requisitioned in accordance with the UK Companies Act and otherwise will stand adjourned in accordance with the newcleo A&R Articles; at an adjourned meeting convened for lack of a quorum, one member present in person or by proxy and entitled to vote will constitute a quorum.
Requisitioning Shareholders’ Meetings
Subject to certain conditions being satisfied: (i) a shareholder or shareholders holding at least 5% of the paid-up share capital of the company carrying voting rights at general meetings can require the directors to call a general meeting; and (ii) a shareholder or shareholders can require resolutions to be put before an annual general meeting, if the request is made by:
a.
a shareholder or shareholders representing at least 5% of the total voting rights of all the shareholders having a right to vote on the resolution at the annual general meeting (excluding voting rights attached to any treasury shares); or

b.	at least 100 shareholders with the right to vote on the resolution at the annual general meeting and each holding, on average, at least £100 of paid-up share capital.
Proxies
Under the newcleo A&R Articles, a shareholder entitled to attend, speak and vote at a general meeting may appoint another person as his, her or its proxy to exercise some or all of those rights on the shareholder’s behalf. A proxy need not be a shareholder of newcleo. A shareholder may appoint more than one proxy in relation to the same meeting, provided that each proxy is appointed to exercise the rights attached to different shares held by that shareholder. Subject to the UK Companies Act and the newcleo A&R Articles, an appointment of proxy may be delivered in hard copy form or, where permitted by newcleo, in electronic form, and must be received not less than 48 hours before the time appointed for the meeting or adjourned meeting, disregarding any part of a day that is not a working day, or by such later time as the newcleo Board may decide.
An appointment of proxy will generally be valid for any adjournment of the meeting to which it relates unless otherwise stated in the appointment. A shareholder’s attendance and voting at a meeting will not preclude a duly appointed proxy from attending, speaking and voting unless the shareholder’s participation supersedes the proxy in accordance with the UK Companies Act and the newcleo A&R Articles. Subject to the UK Companies Act, a vote given or poll demanded by proxy will remain valid notwithstanding the previous termination of the proxy’s authority unless notice of such termination is received by newcleo by the applicable deadline. A valid proxy appointment will cease to be valid after 12 months from the date of its execution, except that it will remain valid after that for the purposes of a poll or an adjourned meeting if the original meeting was held within that 12-month period.
Anti-Takeover Provisions
Share issues in the context of an acquisition
The newcleo A&R Articles provide our board of directors with the power to establish a rights plan and to grant rights to subscribe for our shares pursuant to a rights plan, including, without limitation, where, in the opinion of our directors, acting in good faith and on such grounds as our board of directors shall consider reasonable, in the context of an acquisition or potential acquisition of 15% or more of our issued voting shares, to do so would improve the likelihood that:
•	an acquisition process is conducted in an orderly manner;
•	all our shareholders are treated equally and fairly and in a similar manner;
•	an optimum price is achieved for our ordinary shares;
•	our success would be promoted for the benefit of our shareholders as a whole;
•	our long-term interests and those of our employees, our shareholders and business would be safeguarded;
•	we would not suffer serious economic harm; and/or
•	the board of directors would have time to gather relevant information and pursue appropriate strategies.
The newcleo A&R Articles further provide that our board of directors may, in accordance with the terms of a rights plan, determine to (i) allot shares pursuant to the exercise of rights or (ii) exchange rights for our shares, including (without limitation) where, in the opinion of our board of directors acting in good faith and on such grounds as it shall consider reasonable, in the context of an acquisition or potential acquisition of 15% or more of our issued voting shares, to do so would approve the likelihood that:
•	the use of abusive tactics by any person in connection with such acquisition would be prevented;
•	unequal treatment of shareholders would be prevented;
•	an acquisition which would undervalue us would be prevented;
•	harm to the prospects of our success for the benefit of our shareholders as a whole would be prevented;
•	our long-term interests and those of our employees, our shareholders and our business would be safeguarded; and/or
•	we would not suffer serious economic harm.
Under the Takeover Code, the board of directors of a public company incorporated under the laws of England and Wales is constrained from implementing such defensive measures. However, these measures are included in our articles of association to be in effect prior to the consummation of this offering, as discussed below, the Takeover Code is not expected to apply to us and these measures are included commonly in the constitutive documents of U.S. companies. These provisions will apply for so long as we are not subject to the Takeover Code.
Classified Board
The newcleo A&R Articles provide for a classified board divided into three classes, with the number of directors in each class to be as nearly equal as possible. Class I directors initially serve until the first annual general meeting following the Closing Date, Class II directors until the second annual general meeting following the Closing Date and Class III directors until the third annual general meeting following the Closing Date. Beginning at the first annual general meeting following the Closing Date, directors elected to succeed those directors whose terms expire will be elected for terms expiring at the third succeeding annual general meeting after their election. Newly created directorships resulting from an increase in the number of directors will be apportioned by the newcleo Board among the classes so as to maintain the classes as nearly equal as possible, and no decrease in the number of directors will shorten the term of any incumbent director.
Other English Law Considerations
Takeover Code
Until 11.59 p.m. (London time) on February 2, 2027 (the “Transition Period”), the Takeover Code applies, among other things, to an offer for a public company during the Transition Period with a registered office in the U.K. (or the Channel Islands or the Isle of Man) whose securities are not admitted to trading on a regulated market in the U.K. (or the Channel Islands or the Isle of Man) if the company is considered by the Panel on Takeovers and Mergers (the “Takeover Panel”) to have its place of central management and control in the United Kingdom (or the Channel Islands or the Isle of Man). This is known as the “residency test.” The test for central management and control under the

Takeover Code is different from that used by the U.K. tax authorities. Under the Takeover Code, the Takeover Panel will determine whether we have our place of central management and control in the U.K. by looking at various factors, including the structure of our board of directors, the functions of the directors and where they are resident.
During the Transition Period, if a takeover offer is made for newcleo and the Takeover Panel determines that we have our place of central management and control in the U.K., we would be subject to the rules and restrictions of the Takeover Code, including, but not limited to, the following: (i) our ability to enter into deal protection arrangements with a bidder would be extremely limited; (ii) we might not, without the approval of our shareholders, be able to perform certain actions that could have the effect of frustrating an offer, such as issuing shares or carrying out acquisitions or disposals; and (iii) we would be obliged to provide equality of information to all bona fide competing bidders.
Given that it is our current intention not to have our central management and control situated within the U.K. (or the Channel Islands or the Isle of Man), we do not currently expect that the Takeover Code will apply to an offer for newcleo.
Mandatory Purchases and Acquisitions
Pursuant to Sections 979 to 991 of the UK Companies Act, where a takeover offer has been made for newcleo and the offeror has, by virtue of acceptances of the offer, acquired or unconditionally contracted to acquire not less than (i) 90% in value, and (ii) 90% of the voting rights, in each case, of the shares to which the offer relates (excluding any shares already held in the company at the time the offer is made), the offeror may exercise statutory squeeze-out rights and give notice to the holder of any shares to which the offer relates that the offeror has not acquired or unconditionally contracted to acquire that it desires to acquire those shares on the same terms as the general offer.
If a takeover offer is structured as a court-sanctioned scheme of arrangement pursuant to Part 26 of the UK Companies Act, the scheme, and therefore takeover, would need to be approved by a majority in number, representing 75% in value, of the shareholders or class of shareholders voting, whether in person or by proxy. If approved, and sanctioned by the court, the scheme, and therefore takeover, would be binding on 100% of the shareholders, whether they approved the scheme or not.
Amendments of Articles
Under English law, companies may only alter their articles of association by way of passing a special resolution of shareholders in general meeting.
Disclosure of Interest in Shares
Section 793 of the UK Companies Act gives newcleo the power to require persons whom it knows have, or whom it has reasonable cause to believe have, or within the previous three years have had, any ownership interest in any of newcleo’s shares, (the “default shares”), to disclose prescribed particulars of those shares. For this purpose, default shares include any of newcleo’s shares allotted or issued after the date of the Section 793 notice in respect of those shares. Failure to provide the information requested within the prescribed period after the date of sending the notice will result in sanctions being imposed against the holder of the default shares as provided within the UK Companies Act.
If a member, or any other person appearing to be interested in shares held by that member, fails to provide the information required by a notice under Section 793 of the UK Companies Act within 14 days, then, unless the newcleo Board determines otherwise, the holder will cease to be entitled in respect of the relevant default shares to attend or vote at general meetings or separate class meetings. In addition, where the default shares represent at least 0.25% of the issued shares of newcleo or of the relevant class, any dividends or other monies payable in respect of those shares may be withheld without interest and no transfer of those shares, other than an excepted transfer, will be registered unless the applicable requirements in the newcleo A&R Articles are satisfied. New shares issued in respect of default shares may also be made subject to the same restrictions. These restrictions cease in the circumstances described in the newcleo A&R Articles, including upon due compliance with the relevant notice to the satisfaction of the newcleo Board.
Reduction of Share Capital
Under English law, newcleo may reduce or cancel its issued share capital only if the reduction of capital and its terms have been approved by a special resolution of shareholders at a general meeting and the reduction of capital has been confirmed by an English court.

Exclusive Forum
The newcleo A&R Articles provide that, unless newcleo by ordinary resolution consents to the selection of an alternative forum in the United States, the federal district courts of the United States will be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act or the Exchange Act. In addition, except with respect to any cause of action arising under the Securities Act or the Exchange Act, the newcleo A&R Articles provide that any proceeding, suit or action, including with respect to non-contractual disputes or claims, (i) between a shareholder, in such shareholder’s capacity as such, and newcleo and/or its directors arising out of or in connection with the newcleo A&R Articles or otherwise, (ii) to the fullest extent permitted by law, between newcleo and any of its directors in their capacities as such or as employees of newcleo, including all claims made by or on behalf of newcleo against its directors, and/or (iii) between a shareholder, in such shareholder’s capacity as such, and newcleo’s professional service providers, may only be brought in the courts of England and Wales.
The newcleo A&R Articles further provide that damages alone may not be an adequate remedy for any breach of these forum selection provisions and that, in appropriate circumstances, injunctive relief and/or specific performance may be available. These forum selection provisions may limit a shareholder’s ability to bring a claim in a judicial forum of its choosing for disputes with newcleo, its directors or other covered persons, which may discourage such lawsuits. However, the enforceability of similar forum selection provisions in other companies’ organizational documents has been challenged in legal proceedings, and there is uncertainty as to whether a court would enforce the forum selection provisions contained in the newcleo A&R Articles in any particular instance. These forum selection provisions will not be deemed to constitute a waiver by any shareholder of newcleo’s compliance with the U.S. federal securities laws and the rules and regulations thereunder. To the fullest extent permitted by applicable law, any person or entity purchasing or otherwise acquiring or holding any interest in the share capital of newcleo will be deemed to have notice of and consented to the forum selection provisions in the newcleo A&R Articles. If any part of these forum selection provisions is held to be invalid, illegal or unenforceable as applied to any person, entity or circumstance, the validity, legality and enforceability of the remaining provisions and their application to other persons, entities and circumstances will not in any way be affected or impaired to the fullest extent permitted by law.

DESCRIPTION OF COMPANY WARRANTS
Company Public Warrants
Each whole Company Public Warrant entitles the registered holder to purchase one Company Ordinary Share at a price of $11.50 per share, subject to adjustment as described below, at any time commencing on the date that is 30 days after the consummation of the Business Combination; provided that newcleo has an effective registration statement under the Securities Act covering the Company Ordinary Shares issuable upon exercise of the Company Public Warrants and a current prospectus relating to such Company Ordinary Shares is available (or newcleo permits holders to exercise their Company Public Warrants on a cashless basis under the circumstances specified in the warrant agreement), and such Company Ordinary Shares are registered, qualified or exempt from registration under the securities, or blue sky, laws of the state of residence of the holder. Pursuant to the warrant agreement, a holder of Company Public Warrants may exercise its Company Public Warrants only for a whole number of Company Ordinary Shares. Accordingly, only a whole Company Public Warrant may be exercised at any given time by a holder. The Company Public Warrants will expire five years after the consummation of the Business Combination, at 5:00 p.m., New York City time, or earlier upon redemption or liquidation.
newcleo will not be obligated to deliver any Company Ordinary Shares pursuant to the exercise of a Company Public Warrant and will have no obligation to settle such warrant exercise unless a registration statement under the Securities Act with respect to the Company Ordinary Shares underlying the Company Public Warrants is then effective and a prospectus relating thereto is current, subject to newcleo satisfying its obligations described below with respect to registration. No Company Public Warrant will be exercisable and newcleo will not be obligated to issue a Company Ordinary Share upon exercise of a Company Public Warrant unless the Company Ordinary Share issuable upon such warrant exercise has been registered, qualified or deemed to be exempt under the securities laws of the state of residence of the registered holder of the Company Public Warrants. If the foregoing conditions are not satisfied with respect to a Company Public Warrant, the holder of such Company Public Warrant will not be entitled to exercise such Company Public Warrant, such Company Public Warrant may have no value and may expire worthless. In no event will newcleo be required to net cash settle any Company Public Warrant.
As soon as practicable, but in no event later than 20 Business Days, after the closing of the Business Combination, newcleo will use its commercially reasonable efforts to file with the SEC a registration statement covering the registration under the Securities Act of the Company Ordinary Shares issuable upon exercise of the Company Public Warrants, and thereafter will use its commercially reasonable efforts to cause the same to become effective within 60 Business Days following the consummation of the Business Combination and to maintain a current prospectus relating to the Company Ordinary Shares issuable upon exercise of the Company Public Warrants until the expiration of the Company Public Warrants in accordance with the provisions of the warrant agreement. If a registration statement covering the Company Ordinary Shares issuable upon exercise of the Company Public Warrants is not effective by the 60th Business Day after the closing of the Business Combination, holders of Company Public Warrants may, until such time as there is an effective registration statement and during any period when newcleo has failed to maintain an effective registration statement, exercise Company Public Warrants on a cashless basis in accordance with Section 3(a)(9) of the Securities Act or another available exemption. Notwithstanding the foregoing, if the Company Ordinary Shares are, at the time of any exercise of a Company Public Warrant, not listed on a national securities exchange such that they satisfy the definition of a “covered security” under Section 18(b)(1) of the Securities Act, newcleo may, at its option, require holders of Company Public Warrants who exercise their Company Public Warrants to do so on a cashless basis in accordance with Section 3(a)(9) of the Securities Act and, if newcleo so elects, it will not be required to file or maintain in effect a registration statement.
Once the Company Public Warrants become exercisable, newcleo may redeem the outstanding Company Public Warrants:
•	in whole and not in part;
•	at a price of $0.01 per Company Public Warrant;
•	upon a minimum of 30 days’ prior written notice of redemption; and
•
if, and only if, the closing price of the Company Ordinary Shares equals or exceeds $18.00 per share, as adjusted for adjustments to the number of shares issuable upon exercise or the exercise price of a Company Public Warrant as described below, for any 20 Trading Days within a 30-Trading Day period ending three Business Days before newcleo sends the notice of redemption to the holders of the Company Public Warrants.

newcleo will not redeem the Company Public Warrants as described above unless a registration statement under the Securities Act covering the issuance of the Company Ordinary Shares issuable upon exercise of the Company Public Warrants is then effective and a current prospectus relating to such Company Ordinary Shares is available throughout the relevant measurement period. If and when the Company Public Warrants become redeemable by newcleo, newcleo may not exercise its redemption right if the issuance of Company Ordinary Shares upon exercise of the Company Public Warrants is not exempt from registration or qualification under applicable state blue sky laws or newcleo is unable to effect such registration or qualification. newcleo has established the last of the redemption criteria described above to prevent a redemption call unless there is, at the time of the call, a significant premium to the warrant exercise price. If the foregoing conditions are satisfied and newcleo issues a notice of redemption of the Company Public Warrants, each holder of Company Public Warrants will be entitled to exercise its Company Public Warrants prior to the scheduled redemption date. However, the price of the Company Ordinary Shares may fall below the $18.00 redemption trigger price, as adjusted, as well as the $11.50 warrant exercise price after the redemption notice is issued.
A holder of Company Public Warrants may notify newcleo in writing that it elects to be subject to a requirement that such holder will not have the right to exercise its Company Public Warrants to the extent that, after giving effect to such exercise, such holder, together with its affiliates, to the warrant agent’s actual knowledge, would beneficially own in excess of 4.9% or 9.8% (as specified by the holder) of the Company Ordinary Shares outstanding immediately after giving effect to such exercise.
If the number of outstanding Company Ordinary Shares is increased by a share capitalization payable in Company Ordinary Shares, or by a sub-division of Company Ordinary Shares or other similar event, then, on the effective date of such share capitalization, sub-division or similar event, the number of Company Ordinary Shares issuable on exercise of each Company Public Warrant will be increased in proportion to such increase in the outstanding Company Ordinary Shares. A rights offering made to all or substantially all holders of Company Ordinary Shares entitling holders to purchase Company Ordinary Shares at a price less than the fair market value will be deemed a share capitalization of a number of Company Ordinary Shares equal to the product of (i) the number of Company Ordinary Shares actually sold in such rights offering (or issuable under any other equity securities sold in such rights offering that are convertible into or exercisable for Company Ordinary Shares) and (ii) the quotient of (x) the price per Company Ordinary Share paid in such rights offering and (y) the fair market value. For these purposes, (i) if the rights offering is for securities convertible into or exercisable for Company Ordinary Shares, in determining the price payable for Company Ordinary Shares, there will be taken into account any consideration received for such rights, as well as any additional amount payable upon exercise or conversion and (ii) “fair market value” means the volume weighted average price of the Company Ordinary Shares during the 10-Trading Day period ending on the Trading Day prior to the first date on which the Company Ordinary Shares trade on the applicable exchange or in the applicable market, regular way, without the right to receive such rights.
In addition, if newcleo, at any time while the Company Warrants are outstanding and unexpired, pays a dividend or makes a distribution in cash, securities or other assets to all or substantially all holders of Company Ordinary Shares on account of such Company Ordinary Shares (or other securities into which the Company Warrants are convertible), other than (a) as described above, (b) certain ordinary cash dividends, (c) distributions made to satisfy redemption rights of holders of SPAC Class A Ordinary Shares in connection with the Business Combination or (d) distributions in connection with the redemption of SPAC Public Shares upon SPAC’s failure to complete its initial business combination within the required time period, then the warrant exercise price will be decreased, effective immediately after the effective date of such event, by the amount of cash and/or the fair market value of any securities or other assets paid on each Company Ordinary Share in respect of such event.
If the number of outstanding Company Ordinary Shares is decreased by a consolidation, combination, reverse share split, reverse share sub-division or reclassification of Company Ordinary Shares or other similar event, then, on the effective date of such event, the number of Company Ordinary Shares issuable on exercise of each Company Public Warrant will be decreased in proportion to such decrease in the outstanding Company Ordinary Shares.
Whenever the number of Company Ordinary Shares purchasable upon the exercise of the Company Public Warrants is adjusted, the warrant exercise price will be adjusted by multiplying the warrant exercise price immediately prior to such adjustment by a fraction, the numerator of which will be the number of Company Ordinary Shares purchasable upon the exercise of the Company Public Warrants immediately prior to such adjustment, and the denominator of which will be the number of Company Ordinary Shares so purchasable immediately thereafter.

In addition, if (x) newcleo issues additional Company Ordinary Shares or equity-linked securities for capital raising purposes in connection with the closing of the Business Combination at a Newly Issued Price of less than $9.20 per share, (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, including from such issuances and the SPAC IPO, and interest thereon, available for the funding of the Business Combination on the Closing Date of the Business Combination (net of redemptions), and (z) the Market Value of the Company Ordinary Shares is below $9.20 per share, then the exercise price of the Company Public Warrants will be adjusted, to the nearest cent, to be equal to 115% of the higher of the Market Value and the Newly Issued Price, and the $18.00 per share redemption trigger price described above will be adjusted, to the nearest cent, to be equal to 180% of the higher of the Market Value and the Newly Issued Price.
In the case of any reclassification or reorganization of the outstanding Company Ordinary Shares (other than those described above or that solely affects par value), or in the case of any merger or consolidation of newcleo with or into another entity (other than a transaction in which newcleo is the continuing entity and that does not result in any reclassification or reorganization of the outstanding Company Ordinary Shares), or in the case of any sale or conveyance to another entity of the assets or other property of newcleo as an entirety or substantially as an entirety in connection with which newcleo is dissolved, the holders of the Company Warrants will thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in the Company Warrants, and in lieu of the Company Ordinary Shares immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, the kind and amount of shares or other securities or property (including cash) receivable upon such transaction that the holder of the Company Warrants would have received if such holder had exercised its Company Warrants immediately prior to such event. If less than 70% of the consideration receivable by the holders of Company Ordinary Shares in such a transaction is payable in the form of equity securities in the successor entity that are listed for trading on a national securities exchange or quoted in an established over-the-counter market, or are to be so listed or quoted immediately following such event, and if the registered holder of the Company Warrant properly exercises such Company Warrant within 30 days following public disclosure of such transaction, the warrant exercise price will be reduced as specified in the warrant agreement based on the Black-Scholes Warrant Value (as defined in the warrant agreement) of the Company Warrant.
The Company Public Warrants will be issued in registered form pursuant to the Closing Warrant Agreement between the Company Warrant Agent and newcleo. The Closing Warrant Agreement provides that the terms of the Company Warrants may be amended without the consent of any holder for the purpose of (i) curing any ambiguity or correcting any defective provision or mistake, including to conform the provisions of the Closing Warrant Agreement to the description of the terms of the Company Warrants set forth in this proxy statement/prospectus, (ii) adjusting provisions relating to cash dividends on ordinary shares as contemplated by and in accordance with the Closing Warrant Agreement, (iii) adding or changing any provisions with respect to matters or questions arising under the Closing Warrant Agreement as the parties may deem necessary or desirable and that the parties deem not to adversely affect the rights of the registered holders of the Company Warrants or (iv) providing for the delivery of the alternative issuance described above. All other modifications or amendments require the vote or written consent of holders of at least 50% of the then-outstanding Company Public Warrants, except that amendments solely affecting the terms of the Company Private Warrants require the vote or written consent of holders of at least 50% of the Company Private Warrants, including the vote or written consent of BTIG with respect to Company Private Warrants held by BTIG.
The Company Public Warrants may be exercised upon surrender of the warrant certificate on or prior to the expiration date at the offices of the warrant agent, with the exercise form on the reverse side of the warrant certificate completed and executed as indicated, accompanied by full payment of the exercise price (or on a cashless basis, if applicable), for the number of Company Public Warrants being exercised. Holders of Company Public Warrants do not have the rights or privileges of holders of Company Ordinary Shares, including voting rights, until they exercise their Company Public Warrants and receive Company Ordinary Shares.
The Closing Warrant Agreement provides that, subject to applicable law, any action, proceeding or claim arising out of or relating in any way to the Closing Warrant Agreement will be brought and enforced in the courts of the State of New York located in the County of New York or the United States District Court for the Southern District of New York, and newcleo will irrevocably submit to such jurisdiction, which jurisdiction will be the exclusive forum for any such action, proceeding or claim. This provision applies to claims under the Securities Act, but does not apply to claims under the Exchange Act or any claim for which the federal district courts of the United States are the sole and exclusive forum.

Company Private Warrants
The Company Private Warrants will be identical to the Company Public Warrants, except that, so long as they are held by the Sponsor or its permitted transferees, such Company Private Warrants (i) may not, subject to certain limited exceptions, be transferred, assigned or sold until 30 days after the consummation of the Business Combination, (ii) will be entitled to registration rights and (iii) with respect to Company Private Warrants held by BTIG and/or its designees, will not be exercisable more than five years from the commencement of sales in the SPAC IPO in accordance with FINRA Rule 5110(g)(8). Amendments solely affecting the terms of the Company Private Warrants require the vote or written consent of holders of at least 50% of the Company Private Warrants, including the vote or written consent of BTIG with respect to Company Private Warrants held by BTIG.

COMPARISON OF RIGHTS OF COMPANY SHAREHOLDERS AND SPAC SHAREHOLDERS
The rights of the shareholders of newcleo and the relative powers of the newcleo Board are governed by the laws of England and Wales and the newcleo A&R Articles. As a result of the Business Combination, securities held by the SPAC securityholders will be canceled and automatically converted into the right to receive Company Ordinary Shares and/or Company Warrants. Each Company Ordinary Share will be issued in accordance with, and subject to the rights and obligations of, the newcleo A&R Articles that will be effective upon the consummation of the Business Combination, in substantially the form attached hereto as Annex B. Because newcleo will be, at the Effective Time, a company incorporated under the laws of England and Wales, the rights of the shareholders of SPAC will be governed by English law and the newcleo A&R Articles.
Many of the principal attributes of Company Ordinary Shares and SPAC Ordinary Shares will be similar. However, there are differences between the rights of shareholders of newcleo under English law and the rights of shareholders of SPAC, as in effect prior to the consummation of the Business Combination, under Cayman Islands law. In addition, there are differences between the newcleo A&R Articles as such will be in effect from and after the consummation of the Business Combination and the SPAC Articles.
The following is a summary comparison of the material differences between the rights of SPAC securityholders under the SPAC Articles and Cayman Islands law, and the rights of newcleo shareholders under English law and the newcleo A&R Articles to be effective upon consummation of the Business Combination. The discussion in this section does not include a description of rights or obligations under the United States federal securities laws, Nasdaq listing requirements or of newcleo’s or SPAC’s governance or other policies.
The statements in this section are qualified in their entirety by reference to, and are subject to, the detailed provisions of the UK Companies Act, the Cayman Companies Act, the newcleo A&R Articles, U.K. law, Cayman Islands law and the SPAC Articles. You are also urged to carefully read the relevant provisions of the UK Companies Act, the Cayman Companies Act, U.K. law and Cayman Islands law for a more complete understanding of the differences between being a shareholder of newcleo and a shareholder of SPAC.

	newcleo	SPAC
Number of Directors
Under the UK Companies Act, a public limited company must have at least two directors and the number of directors may be fixed by or in the manner provided in a company’s articles of association. The newcleo A&R Articles does not impose a cap on the maximum number of directors.

The SPAC Articles provide that there shall be a board of directors consisting of not less than one person provided however that, subject to the requirement to have at least one director, the directors may from time to time fix the maximum and minimum number of directors to be appointed by resolution of the board of directors.

Removal of Directors
Under the UK Companies Act, shareholders may remove a director without cause by an ordinary resolution (which is passed by a simple majority of those voting in person or by proxy at a general meeting) irrespective of any provisions of any service contract the director has with the company, provided that 28 clear days’ notice of the resolution is given to the company and its shareholders and certain other procedural requirements under the UK Companies Act are followed (such as allowing the director to make representations against their removal either at the meeting or in writing).

The SPAC Articles provide that prior to the closing of an initial business combination, only holders of SPAC Class B Ordinary Shares are entitled to vote on the removal of any director and that, for the avoidance of doubt, holders of SPAC Class A Ordinary Shares shall have no right to vote on the removal of any director.

The SPAC Articles further provide that, after the closing of an initial business combination, shareholders may by an ordinary resolution remove any director.

	newcleo	SPAC

The office of any director of SPAC shall be vacated if:

(a)
the director gives notice in writing to SPAC that he resigns the office of director;

(b)
the director absents himself (for the avoidance of doubt, without being represented by proxy) from three consecutive meetings of the board of directors without special leave of absence from the directors, and the directors pass a resolution that he has by reason of such absence vacated office;

(c)
the director dies, becomes bankrupt, or makes any arrangement or composition with his creditors generally;

(d)
the director is found to be or becomes of unsound mind; or

all of the other directors (being not
less than two in number) determine that he should be removed as a director for cause (and not otherwise), either by a resolution passed by all of the other directors at a meeting of the directors duly convened and held in accordance with the SPAC Articles or by a resolution in writing signed by all of the other directors. For these purposes, “cause” means a conviction for a criminal offence involving dishonesty or engaging in conduct which brings a director or SPAC into disrepute or which results in a material financial detriment to SPAC.

Vacancies on the Board of Directors
Under English law, the procedure by which directors (other than a company’s initial directors) are appointed is generally set out in a company’s articles of association, provided that where two or more persons are appointed as directors of a public limited company by resolution of the shareholders, resolutions appointing each director must be voted on individually.

The SPAC Articles provide that the directors may appoint any person to be a director, either to fill a vacancy or as an additional director provided that the appointment does not cause the number of directors to exceed any number fixed by or in accordance with the SPAC Articles as the maximum number of directors.

	newcleo	SPAC

Prior to the closing of a business combination, holders of the SPAC Class B Ordinary Shares may be ordinary resolution appoint any person to be a director and holders of SPAC Class A Ordinary Shares shall have no right to vote on the appointment or removal of any director.

After the consummation of a business combination, SPAC may by ordinary resolution appoint any person to be a director or may be ordinary resolution remove any director.

Shareholder Action by Written Consent
A public limited company can only pass a shareholders’ resolution by way of a vote taken at a meeting of its members. Accordingly, public companies cannot pass a written resolution by sanction of its members, and the relevant approval must be obtained by the company in a duly convened and held general meeting.
The SPAC Articles permit SPAC Shareholders to approve matters by unanimous written resolution.

Annual General Meeting	Under the UK Companies Act, a public limited company must hold an annual general meeting in the six-month period following the company’s annual accounting reference date.	Under the Cayman Companies Act and the SPAC Articles, SPAC may, but shall not (unless required by law) be obliged to, in each year hold a general meeting as its annual general meeting.

General Meeting
Under the UK Companies Act, a general meeting of the shareholders of a public limited company may be called by the directors.

Shareholders holding at least 5% of the paid-up share capital of the company carrying voting rights at general meetings can require the directors to call a general meeting.

Under the SPAC Articles, all general meetings other than annual general meeting shall be called extraordinary general meetings.

Under the SPAC Articles, the directors, the chief executive officer or the chairman of the board of directors of SPAC may call general meetings.

If at any time there are no directors, any two shareholders (or if there is only one shareholder, then that shareholder) entitled to vote at general meetings of SPAC may convene a general meeting in the same manner as nearly as possible as that in which general meetings may be convened by the directors.

Notice of General Meetings	Under the UK Companies Act, subject to a company’s articles of association	At least five clear days’ notice must be given of any general meeting of

	newcleo	SPAC

providing for a longer period, 21 clear days’ notice must be given for an annual general meeting and any resolutions to be proposed at the meeting. Subject to a company’s articles of association providing for a longer period, at least 14 clear days’ notice is required for any other general meeting. In addition, certain matters (such as the removal of directors or auditors) require special notice, which is at least 28 clear days’ notice. The shareholders of a company may in all cases consent to a shorter notice period, the proportion of shareholders’ consent required being 100% of those entitled to attend and vote in the case of an annual general meeting and, in the case of any other general meeting, a majority in number of the members having a right to attend and vote at the meeting, being a majority who together hold not less than 95% in nominal value of the shares giving a right to attend and vote at the meeting.

SPAC, provided that a general meeting of SPAC will be deemed to have been duly convened if it is so agreed: (i) in the case of an annual general meeting, by all of the shareholders entitled to attend and vote thereat, and (ii) in the case of an extraordinary general meeting, by a majority in number of the shareholders having a right to attend and vote at the meeting, together holding not less than ninety-five per cent in par value of the shares giving that right.

Proxy	Under the UK Companies Act, at any meeting of shareholders, a shareholder may designate another person to attend, speak and vote at the meeting on their behalf by proxy.	Under the Cayman Companies Act and the SPAC Articles, a shareholder may designate another person to attend, speak and vote at the meeting on their behalf by proxy.

Issues of New Shares
Under the UK Companies Act, the board of directors may issue new shares in the company, provided that they are authorized to do so either by (i) a provision of the company’s articles of association, or (ii) a resolution of the company’s shareholders.

Any authorization provided to the directors must specify (a) the maximum amount of shares which may be allotted under it, and (b) the expiry date of the authorization, which must not be more than five years following the date of incorporation of the company or the date of passing of the relevant authorizing resolution, as applicable.

The authorised share capital of SPAC is $50,000 divided into 479,000,000 Class A ordinary shares of a par value of $0.0001 each, 20,000,000 Class B ordinary shares of a par value of $0.0001 each and 1,000,000 preference shares of a par value of $0.0001 each.

Subject to applicable law, the terms of the SPAC Articles and the rules of the applicable stock exchange and/or regulatory authority, the directors of SPAC are authorized to issue shares in one or more series without shareholder approval, provided such issuance does not exceed SPAC’s authorized share capital.

	newcleo	SPAC
Reduction of Share Capital
Under the UK Companies Act, a public limited company may reduce or cancel its issued share capital in accordance with the provisions of the UK Companies Act if the reduction of capital has been approved by a special resolution of shareholders in a general meeting and the reduction of capital has been confirmed by the court.

The special resolution of shareholders will need to specify the exact amount of the proposed reduction, although a public company cannot reduce its share capital below the minimum share capital requirements under the UK Companies Act (i.e. £50,000, of which at least one quarter must be fully paid up).

The Cayman Companies Act provides that a company limited by shares or a company limited by guarantee and having a share capital may, if so authorized by its articles of association, reduce its share capital in any way (a) by special resolution and confirmation by the Grand Court of the Cayman Islands, or (b) by special resolution supported by a solvency statement of all the directors of the company in accordance with Section 14A of the Cayman Companies Act.

The SPAC Articles provide that, subject to the provisions of the Cayman Companies Act, SPAC may by special resolution reduce its share capital or any capital redemption reserve fund.

Preemptive Rights
Under the UK Companies Act, equity securities proposed to be allotted for cash must be offered first to the existing equity shareholders in the company in proportion to the respective nominal value of their holdings, unless an exception applies or a special resolution to the contrary has been passed by shareholders in a general meeting or the articles of association provide otherwise, in each case in accordance with the provisions of the UK Companies Act.

The Cayman Companies Act does not provide the holders of shares in the capital of a company with any statutory pre-emption rights.

Under the SPAC Articles, none of the SPAC Shares benefit from any preemptive rights.

Bonus Issue of Shares
Under the UK Companies Act, if a company’s articles of association permit a bonus issue of shares, the board of directors may be authorized to capitalize certain reserves or profits and use those to issue bonus shares in accordance with the terms of the articles of association and the provisions of the UK Companies Act.

Under the SPAC Articles, the directors of SPAC may at any time capitalize any sum standing to the credit of any of SPAC’s reserve accounts or funds (including the share premium account and capital redemption reserve fund) or any sum standing to the credit of the profit and loss account or otherwise available for distribution, appropriate such sum to shareholders in the proportions in which such sum would have been divisible amongst such shareholders had the same been a distribution of profits by way of dividend or other distribution, and apply such sum on their behalf in paying up in full unissued shares for allotment and distributed credited as fully paid.

	newcleo	SPAC
Distributions and Dividends
Under English law, dividends and distributions may only be made from distributable profits. “Distributable profits” generally means accumulated realized profits, so far as not previously utilized by distribution or capitalization, less accumulated realized losses, so far as not previously written off in a reduction or reorganization of capital, duly made. This would include reserves created by way of a court-approved reduction of capital.

In the case of a public limited company, additional rules relating to capital maintenance requirements apply and, accordingly, a public limited company can only make a distribution (a) if, at the time that the distribution is made, the amount of its net assets is not less than the total of its called up share capital and undistributable reserves, and (b) if, and to the extent that, the distribution itself , at the time it is made, does not reduce the amount of net assets to less than that total.

Undistributable reserves include the share premium account, the capital redemption reserve, the amount by which the company’s unrealized uncapitalized profits exceed its unrealized losses not written off, or any other reserve that the company is prohibited from distributing either by statute or by its constitutional documents.

The determination as to whether or not the company has sufficient distributable profits to fund a dividend or distribution must be made by reference to the “relevant accounts” of the company. Relevant accounts are always individual (not group) accounts and may be any of the following: (i) the company’s most recent annual accounts, (ii) specifically prepared interim accounts, or (iii) specifically prepared initial accounts.

Subject to the provisions of the Cayman Companies Act and the SPAC Articles, the directors of SPAC may resolve to pay dividends and other distributions on shares in issue and authorize payment of the dividends or other distributions out of the funds of SPAC lawfully available therefor. No dividend or other distribution shall be paid except out of the realized or unrealized profits of SPAC, out of the share premium account, or as otherwise permitted by law.

The directors of SPAC may deduct from any dividend or other distribution payable to any shareholder all sums of money (if any) then payable by him to SPAC on account of calls or otherwise. The directors of SPAC may resolve that any dividend or other distribution be paid wholly or partly by the distribution of specific assets and in particular (but without limitation) by the distribution of shares, debentures, or securities of any other company or in any one or more of such ways and where any difficult arises in regard to such distribution, the directors of SPAC may settle the same as they think expedient and in particular may issue fractional shares and may fix the value for distribution of such specific assets or any part thereof and may determine that cash payments shall be made to any shareholders upon the basis of the value so fixed in order to adjust the rights of all shareholders and may vest any such specific assets in trustees in such manner as may seem expedient to the directors of SPAC.

Under the Cayman Companies Act, no distribution or dividend may be paid to shareholders out of the share premium account unless, immediately following the date on which the distribution or dividend is proposed to be paid, the company shall be able to pay its debts as they fall due in the ordinary course of business; and the

	newcleo	SPAC

Irrespective of the accounts used to justify the dividend or distribution, they must enable reasonable judgment to be made of the company’s profits, losses, assets and liabilities, include appropriate provisions, and include details of the company’s share capital and reserves (including undistributable reserves).

The process for declaring and paying dividends is usually set out in a company’s articles of association. Typically, these will provide that (a) final dividends are declared by shareholders following a recommendation from the board of directors (often at the company’s annual general meeting), and (b) interim dividends can be decided solely by the board of directors.

Dividends may be declared and paid in the form of cash, property, stock or other non-cash assets and may be paid in dollars or any other currency.

company and any director or manager thereof who knowingly and willfully authorizes or permits any distribution or dividend to be paid in contravention of the foregoing provision commits an offence and is liable on summary conviction to a fine of fifteen thousand dollars and to imprisonment for five years.

Repurchases and Redemptions of Shares
Under English law, a company is free to purchase its own shares, unless its articles of association expressly prohibit or limit share buybacks. A company’s articles may also provide that repurchased shares are either cancelled or held as treasury shares.

A share repurchase can only be funded out of distributable profits or from the proceeds of a fresh issue of shares made for the purpose of financing the buyback. Public limited companies are not permitted to purchase their own shares out of capital.

Any repurchase of a company’s shares will require shareholder approval. For an “off-market” purchase, the relevant buyback contract must be approved by shareholders either (i) before it was entered into, or (ii) after it was entered into, but provided that no shares may be purchased under the contract until it has been approved (by way of a special resolution). For a “market”

Subject to the provisions of the Cayman Companies Act and, where applicable, the rules and regulations of the designated stock exchange, the SEC, and/or any other competent regulatory authority or otherwise under applicable law:

(i)
SPAC may issue shares that are to be redeemed or are liable to be redeemed at the opinion of the shareholder or SPAC. The redemption of such shares, except SPAC Public Shares, shall be effected in such manner and upon such other terms as SPAC may, by special resolution, determine before the issue of such shares; and

SPAC may purchase its own shares (including any redeemable shares) in such manner and on such other terms as the directors of SPAC may agree with the relevant shareholder or in the manner otherwise set out in the SPAC

	newcleo	SPAC

purchase, the repurchase must be approved by an ordinary resolution of the shareholders (unless the company’s articles require a higher percentage), and it is common for listed companies to seek an annual authority from shareholders to repurchase shares at their annual general meeting.

A public limited company has the authority to issue redeemable shares if this is permitted by its articles of association (and the articles can be amended by way of special resolution if necessary for these purposes). Shares that are capable of being redeemed must be issued as redeemable shares from the outset and, accordingly, a company cannot amend the terms attaching to a non-redeemable class of shares to make them redeemable. Under the UK Companies Act, a company which has issued redeemable shares must ensure that it has at least one non-redeemable share in issue and, in the case of a public limited company, that the redemption does not reduce the share capital of the company below the statutory minimum (£50,000, of which one-quarter must be fully paid up) unless the company intends to re-register as a private limited company.
Articles in connection with a business combination.

Liability of Directors and Officers
Under the UK Companies Act, any provision (whether contained in a company’s articles of association or any contract or otherwise) that purports to exempt a director of a company (to any extent) from any liability that would otherwise attach to him in connection with any negligence, default, breach of duty or breach of trust in relation to the company is void.

Any provision by which a company directly or indirectly provides an indemnity (to any extent) for a director of the company or of an associated company against any liability attaching to him in connection

The SPAC Articles provide that every director and officer (which, for the avoidance of doubt, shall not include auditors of SPAC), together with every former director and former officer (each, an “Indemnified Person”) shall to the fullest extent permitted by applicable law be indemnified out of the assets of SPAC against any liability, action, proceeding, claim, demand, costs, damages or expenses, including legal expenses, whatsoever which they or any of them may incur as a result of any act or failure to act in carry out their functions other than such liability (if any) that they may incur by reason of their own actual fraud, willful neglect, or willful

	newcleo	SPAC

with any negligence, default, breach of duty or breach of trust in relation to the company of which he is a director is also void except as permitted by the UK Companies Act, which provides exceptions for the company to (a) purchase and maintain insurance against such liability; (b) provide a “qualifying third party indemnity” (being an indemnity against liability incurred by the director to a person other than the company or an associated company as long as he is successful in defending the claim or criminal proceedings); and (c) provide a “qualifying pension scheme indemnity” (being an indemnity against liability incurred in connection with the company’s activities as trustee of an occupational pension plan).

default. No Indemnified Person shall be liable to SPAC for any loss or damage incurred by SPAC as a result (whether direct or indirect) of the carrying out of their functions unless that liability arises through the actual fraud, willful neglect, or willful default of such Indemnified Person. No person shall be found to have committed actual fraud, willful neglect, or willful default under the SPAC Articles unless or until a court of competent jurisdiction shall have made a finding to that effect.

SPAC shall advance to each Indemnified Person reasonable attorneys’ fees and other costs and expenses incurred in connection with the defense of any action, suit, proceeding or investigation involving such Indemnified Person for which indemnity will or could be sought. In connection with any advance of any expenses, the Indemnified Person shall execute an undertaking to repay the advance amount to SPAC if it shall be determined by final judgment or other final adjudication that such Indemnified Person was not entitled to indemnification pursuant to the SPAC Articles. If it shall be determined by a final judgment or other final adjudication that such Indemnified Person was not entitled to indemnification with respect to such judgment, costs or expenses, then such party shall not be indemnified with respect to such judgment, costs or expenses and any advancement shall be returned to SPAC (without interest) by the Indemnified Person.

Voting Rights
Under English law, unless a poll is demanded by the shareholders of a company or is required by the chairman of the meeting or the company’s articles of association, shareholders shall vote on all resolutions on a show of hands. Under the UK Companies Act, a poll may be demanded by (a) not fewer than five shareholders having the right to vote

Under the SPAC Articles, every shareholder present in any manner at a general meeting of SPAC shall have one vote for every share of which they are the holder. Resolutions put to the vote of a general meeting of SPAC shall be decided on a poll, which shall be taken as the chairman directs, and the result of the poll shall be deemed to be the resolution of the general

	newcleo	SPAC

on the resolution; (b) any shareholder(s) representing at least 10% of the total voting rights of all the shareholders having the right to vote on the resolution; or (c) any shareholder(s) holding shares in the company conferring a right to vote on the resolution (being shares on which an aggregate sum has been paid up equal to not less than 10% of the total sum paid up on all the shares conferring that right). A company’s articles of association may provide more extensive rights for shareholders to call a poll. Under English law, an ordinary resolution is passed on a show of hands if it is approved by a simple majority (more than 50%) of the votes cast by shareholders present (in person or by proxy) and entitled to vote. If a poll is demanded, an ordinary resolution is passed if it is approved by holders representing a simple majority of the total voting rights of shareholders present (in person or by proxy) who (being entitled to vote) vote on the resolution. Special resolutions require the affirmative vote of not less than 75% of the votes cast by shareholders present (in person or by proxy) at the meeting. If a poll is demanded, a special resolution is passed if it is approved by holders representing not less than 75% of the total voting rights of shareholders present (in person or by proxy) who (being entitled to vote) vote on the resolution.
meeting of SPAC at which the poll was demanded.

Shareholder Vote on Certain Transactions
The UK Companies Act provides for schemes of arrangement, which are arrangements or compromises between a company and any class of shareholders or creditors and used in certain types of reconstructions, amalgamations, capital reorganizations or takeovers. These arrangements require:

the approval at a shareholders’ or creditors’ meeting convened by order of the court, of a majority in number of shareholders or creditors

In certain circumstances, the Cayman Companies Act allows for mergers or consolidations between two Cayman Islands companies limited by shares, or between a Cayman Islands company and a company incorporated in another jurisdiction (provided that is facilitated by the laws of that other jurisdiction). For these purposes, (a) “merger” means the merging of two or more constituent companies and the vesting of their undertaking, property and liabilities in one of such companies as the surviving company,

newcleo	SPAC

representing 75% in value of the capital held by, or debt owed to, the class of shareholders or creditors, or class thereof present and voting, either in person or by proxy; and

the approval of the court.

and (b) “consolidation” means the combination of two or more constituent companies into a consolidated company and the vesting of the undertaking, property and liabilities of such companies in the consolidated company.

These arrangements require the directors of each company to approve a written plan of merger or consolidation containing certain prescribed information. That plan of merger or consolidation must then be authorized by either: (a) a special resolution of the shareholders of each company; or (b) such other authorization, if any, as may be specified in such constituent company’s articles of association. No shareholder resolution is required for a merger between a parent company (i.e., a company that holds issued shares that together represent at least 90% of the votes at a general meeting of the subsidiary company) and its subsidiary company, provided the parent company is the surviving company and a copy of the plan of merger is given to every member of each subsidiary company to be merged unless that member agrees otherwise. The consent of each holder of a fixed or floating security interest of a constituent company must be obtained, unless the court waives such requirement.

Cayman Islands law also has separate statutory provisions that facilitate the reconstruction or amalgamation of companies in certain circumstances, commonly referred to in the Cayman Islands as a “scheme of arrangement,” which may be tantamount to a merger. Schemes of arrangement will generally be more suited for complex mergers or other transactions involving widely held companies. In the event that a merger was sought pursuant to a scheme of arrangement (the procedures for which are more rigorous and take longer to

	newcleo	SPAC

complete than the procedures typically required to consummate a merger in the United States), the arrangement in question must be approved: (i) in relation to a compromise or arrangement between a company and its creditors or any class of them, by a majority in number of such class of creditors with whom the arrangement is to be made, and who must in addition represent 75% in value of such creditors or class of creditors, as the case may be, that are present and voting either in person or by proxy at a meeting, or meetings, summoned for that purpose; and (ii) in relation to a compromise or arrangement between a company and its shareholders or any class of them, shareholders who represent 75% in value of the company’s shareholders or class of shareholders, as the case may be, that are present and voting either in person or by proxy at a meeting, or meetings, summoned for that purpose

Shareholder Suits
Under English law, generally, the company, rather than its shareholders, is the proper claimant in an action in respect of a wrong done to the company or where there is an irregularity in the company’s internal management.

Notwithstanding this general position, the UK Companies Act provides that (i) a court may allow a shareholder to bring a derivative claim (that is, an action in respect of and on behalf of the company in which the company is the beneficiary of any damages arising) in respect of a cause of action arising from a director’s negligence, default, breach of duty or breach of trust and (ii) a shareholder may bring a claim for a court order where the company’s affairs have been or are being conducted in a manner that is unfairly prejudicial to some of its shareholders.

In the Cayman Islands, the decision to institute proceedings on behalf of a company is generally taken by the company’s board of directors. A shareholder may be entitled to bring a derivative action on behalf of the company only in certain limited circumstance (e.g., where a company acts or proposes to act illegally or ultra vires (beyond the scope of its authority); the act complained of, although no ultra vires, could be effected if duly authorized by a special resolution that has not been obtained; and those who control the company are perpetrating a “fraud on the minority”).

In addition, a shareholder is entitled to bring a direct (personal) action against the company if that shareholder’s personal rights are infringed.

	newcleo	SPAC
Inspection of Books and Records
Under the UK Companies Act, shareholders have rights including the right to:

 inspect and obtain copies (for a fee) of the minutes of all general meetings of the company and all resolutions of members passed other than at a general meeting;

inspect copies of the register of members, register of directors, register of secretaries and other statutory registers maintained by the company;

receive copies of the company’s annual report and accounts for each financial year; and

receive notices of general meetings of the company.

A company’s articles of association must be registered at Companies House and are therefore open to public inspection.

Shareholders do not have any right to inspect board minutes of the company.

Shareholders of Cayman Islands exempted company, such as SPAC, have no general rights under Cayman Islands law to inspect corporate records or to obtain copies of the register of members of these companies. The directors of SPAC have discretion under the SPAC Articles to determine whether and to what extent and at what times and places and under what conditions or regulations the accounts and books of SPAC or any of them shall be open to the inspection of the SPAC Shareholders, but they are not obliged to make them available to the SPAC Shareholders.

Amendments of Constituent Documents	Under the UK Companies Act, companies may only alter their articles of association by way of passing a special resolution of shareholders in general meeting.
Pursuant to the Cayman Companies Act and the SPAC Articles, SPAC may by a special resolution passed by a majority of at least two-thirds of the votes cast at a general meeting of the holders of the SPAC Shares alter or amend the SPAC Articles in whole or in part, except that any proposal to amend (i) the article in the SPAC Articles regarding the transfer by way of continuation of SPAC to a jurisdiction outside the Cayman Islands prior to an initial business combination or (ii) the article in the SPAC Articles regarding the right to appoint and remove directors prior to SPAC’s initial business combination, in each case, will require a special resolution passed by at least 90% of the SPAC Shareholders as, being entitled to do so, vote in person (including virtually) or, where proxies are allowed, by proxy at a general meeting (or by way of unanimous written resolution).

	newcleo	SPAC
Exclusive Forum
The governing law of the newcleo A&R Articles is English law. The newcleo A&R Articles provide that unless newcleo by ordinary resolution consents to the selection of an alternative forum in the United States, the federal district courts of the United States shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act. This exclusive forum provision may limit a shareholder’s ability to bring a claim in a judicial forum of its choosing for disputes with newcleo or its directors, officers or other employees, which may discourage lawsuits against newcleo, its directors, officers and employees. However, the enforceability of similar forum provisions in other companies’ organizational documents has been challenged in legal proceedings, and there is uncertainty as to whether courts would enforce the exclusive forum provisions in the newcleo A&R Articles.

The SPAC Articles provide that unless SPAC consents in writing to the selection of an alternative forum, the courts of the Cayman Islands shall have exclusive jurisdiction over any claim or dispute arising out of or in connection with the SPAC Articles or otherwise related in any way to each SPAC Shareholder’s shareholding in SPAC. Each SPAC Shareholder irrevocably submits to the exclusive jurisdiction of the courts of the Cayman Islands over all such claims or disputes.

However, the SPAC Articles further provide that the exclusive forum provisions of the SPAC Articles do not apply to any action or suits brought to enforce any liability or duty created by the Securities Act, the Exchange Act (or any similar U.S. federal statute and the rules and regulations of the SEC thereunder), or any claim for which the federal district courts of the United States of America are, as a matter of the laws of the United States, the sole and exclusive forum for determination of such a claim.

MARKET PRICE, TICKER SYMBOL AND DIVIDEND INFORMATION
Price Range of Securities
SPAC
SPAC Units, each of which consists of one SPAC Class A Ordinary Share and one-half of one SPAC Public Warrant, began trading on Nasdaq under the symbol “NHICU” on February 28, 2025. On April 17, 2025, SPAC Class A Ordinary Shares and SPAC Public Warrants began trading separately on The Nasdaq Global Market under the symbols “NHIC” and “NHICW,” respectively. Each whole SPAC Public Warrant entitles the holder to purchase one SPAC Class A Ordinary Share at a price of $11.50 per share, subject to adjustment. SPAC Public Warrants may be exercised only for a whole number of SPAC Class A Ordinary Shares and will become exercisable 30 days after the completion of SPAC’s initial business combination. SPAC Public Warrants will expire five years after the completion of SPAC’s initial business combination or earlier upon redemption or liquidation.
SPAC Class B Ordinary Shares are not listed on any securities exchange.
On May 22, 2026, the Trading Day prior to the public announcement of the Business Combination, SPAC Units and SPAC Class A Ordinary Shares closed at $10.89 and $10.57, respectively. On August 7, 2026, the Record Date, SPAC Class A Ordinary Shares closed at $10.68.
Company
Historical market price information regarding the Company is not provided because there is no public market for the Company’s securities.
Dividend Policy
SPAC
SPAC has not paid any cash dividends on the SPAC Ordinary Shares to date and does not intend to pay cash dividends prior to the completion of the Business Combination. The payment of cash dividends in the future will depend upon SPAC’s revenues and earnings, if any, capital requirements and general financial condition following the completion of the Business Combination. The payment of any cash dividends on the Company Ordinary Shares following the Business Combination will be within the discretion of the Company Board at such time.
Company
Under current English law, among other things, a company’s accumulated, realized profits must exceed its accumulated, realized losses (on a non-consolidated basis) before dividends can be paid. Accordingly, the Company may only pay dividends if it has sufficient distributable reserves (on a non-consolidated basis), which are the Company’s accumulated, realized profits, so far as not previously utilized by distribution or capitalization less the Company’s accumulated, realized losses, so far as not previously written off in a reduction or reorganization of capital duly made. The amount of the Company’s distributable reserves is a cumulative calculation. The Company may be profitable in a single financial year but unable to pay a dividend if the profits of that year do not offset all previous years’ accumulated, realized losses. Additionally, a public company may only make a distribution if the amount of its net assets is not less than the aggregate of its called-up share capital and undistributable reserves, and if, and to the extent that, the distribution itself does not reduce the amount of the net assets to less than that aggregate. The declaration and payment of any future dividends will be at the discretion of the newcleo Board and will depend upon the Company’s results of operations, cash requirements, financial condition, contractual restrictions, any future debt agreements, applicable laws and other factors that the newcleo Board may deem relevant.
The Company has not paid any cash dividends on the Company Ordinary Shares to date.

BENEFICIAL OWNERSHIP OF SECURITIES
Beneficial Ownership of SPAC Ordinary Shares
The following table sets forth information regarding the beneficial ownership of shares of SPAC Ordinary Shares by:
•	each person or “group” (as such term is used in Section 13(d)(3) of the Exchange Act) known by SPAC to be the beneficial owner of more than 5% of shares of SPAC Ordinary Shares;
•	each of SPAC’s executive officers and directors; and
•	all of SPAC’s executive officers and directors as a group.
Beneficial ownership for the purposes of the following table is determined in accordance with the rules and regulations of the SEC. A person is a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of the security, or “investment power,” which includes the power to dispose of or to direct the disposition of the security or has the right to acquire such powers within 60 days.
As of the date of this proxy statement/prospectus, the SPAC had (i) 20,125,000 SPAC Class A Ordinary Shares issued and outstanding, (ii) 780,100 SPAC Class A Ordinary Shares underlying the SPAC Private Placement Units and (iii) 6,707,663 SPAC Class B Ordinary Shares issued and outstanding.
Unless otherwise indicated, the SPAC believes that all persons named in the table have sole voting and investment power with respect to all SPAC Ordinary Shares beneficially owned by them. The following table does not reflect record of beneficial ownership of any SPAC Ordinary Shares issuable upon exercise of the warrants, as the warrants are not exercisable within 60 days of the date of this proxy statement/prospectus.

Name and Address of Beneficial Owner(1)	Number of SPAC Ordinary Shares Beneficially Owned	Percentage of Outstanding SPAC Ordinary Shares
Executive Officers and Directors
NewHold Industrial Technology III LLC(2)(3)	6,429,663	23.3%
Kevin Charlton(3)	6,429,663	23.3%
Polly Schneck	—	—
Samy Hammad	—	—
Charlie Baynes-Reid	—	—
Thomas Sullivan	50,000	*
Phil Horlock	100,000	*
Suzy Taherian	32,000	*
Brian Mathis	32,000	*
Matt Yerbic	32,000	*
Scott Scharfman	32,000	*
All executive officers and directors as a group (10 individuals)	6,707,663	24.3%
Other 5% Holders
Magnetar Financial LLC(4)	1,250,000	5.98%
Barclays PLC(5)	1,166,197	5.57%

*	Less than one percent.
(1)	Unless otherwise noted, the business address of each of the following is c/o NewHold Investment Corp III, 110 West 40th Street, Suite 802, New York, NY 10018.
(2)
Interests shown consist solely of founder shares, classified as SPAC Class B Ordinary Shares. Such shares will automatically convert into SPAC Class A Ordinary Shares concurrently with or immediately following the consummation of our initial business combination or earlier at the option of the holder on a one-for-one basis, subject to adjustment.

(3)
NewHold Industrial Technology III LLC, the Sponsor, is the record holder of such shares. Samy Hammad, Polly Schneck and Kevin Charlton are the managing members of NewHold Industrial Technology III LLC and hold voting and investment discretion with respect to SPAC Ordinary Shares held of record by the Sponsor. Samy Hammad, Polly Schneck and Kevin Charlton disclaim any beneficial ownership of the securities held by NewHold Industrial Technology III LLC other than to the extent of any pecuniary interest they may individually have therein, directly or indirectly.

(4)
Based on a Schedule 13G filed by the Reporting Person on May 9, 2025. The address of the principal business office of Magnetar Financial LLC is 1603 Orrington Avenue, 13th Floor, Evanston, Illinois 60201.

(5)	Based on a Schedule 13G filed by the Reporting Person on November 12, 2025. The address of the principal business office of Barclays PLC is 1 Churchill Place, London - E14 5HP.

Beneficial Ownership of Company Ordinary Shares
The following table sets forth information regarding (i) the beneficial ownership of Company Ordinary Shares as of the date of this proxy statement/prospectus, and (ii) the expected beneficial ownership of Company Ordinary Shares immediately following the consummation of the Business Combination and the other Transactions (including the PIPE Financing), assuming No Redemptions and, alternatively, assuming Maximum Redemptions, in each case, by:
•
each person who (i) is known to be the beneficial owner of more than 5% of the outstanding Company Ordinary Shares or (ii) is expected to be the beneficial owner of more than 5% of Company Ordinary Shares following the Business Combination;

•	each of the current executive officers and directors of newcleo, and such persons as a group; and
•	each person who is expected to be a named executive officer or director of newcleo, and all directors and executive officers of newcleo as a group, in each case following the Business Combination.
Beneficial ownership is determined according to the rules and regulations of the SEC. A person is a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of the security, or “investment power,” which includes the power to dispose of or to direct the disposition of the security or has the right to acquire such powers within 60 days.
The beneficial ownership of newcleo Ordinary Shares pre-Business Combination is based on 509,378,930 issued and outstanding Company Ordinary Shares as of the date of this proxy statement/prospectus (without giving effect to the Recapitalization):

	Prior to the Business Combination
Name and Address of Beneficial Owner(1)	Number of Company Ordinary Shares	Percentage of Outstanding Company Ordinary Shares
Executive Officers and Directors
Stefano Buono(2)	40,073,159	7.87%
Elisabeth Rizzotti	800,000	*
Jon Stranske	—	—
Adrienne Kelbie	33,333	*
Anne-François de Bourdoncle de Saint Salvy	—	—
Manfredi Lefebvre d’Ovidio de Clunières di Balsorano(3)	6,782,798	1.56%
Andrea Ruben Osvaldo Levi(4)	10,100,000	2.98%
Raffaele Petrone(5)	42,232,567	8.29%
All executive officers and directors as a group (eight individuals)	89,921,857	17.65%
Other 5% Holders
Fin Posillipo S.p.A.(5)	42,232,567	8.29%
Elysia Capital I SCSp(3)	40,073,159	7.87%
Simon Fiduciaria S.p.A.(6)	30,134,753	5.92%
Blockstream Capital Holdings(7)	28,212,857	5.54%

*	Less than 1% of the outstanding Company Ordinary Shares.
(1)	Unless otherwise noted, the business address of each of the persons and entities listed above is 55 South Audley Street, London, W1K 2QH, United Kingdom.
(2)
Consists of 40,073,159 Company Ordinary Shares held of record by Elysia Capital I SCSp, whose business address is 2 Place de Strasbourg, Luxembourg, Grand Duchy of Luxembourg. Stefano Buono is the ultimate beneficial owner of Elysia Capital I SCSp and as such has sole voting and dispositive power over the Company Ordinary Shares held by Elysia Capital I SCSp.

(3)	Consists of 6,782,798 Company Ordinary Shares held through Emmeplus Limited.
(4)	Consists of 7,800,000 Company Ordinary Shares held through Parabensa S.R.L. and 2,300,000 Company Ordinary Shares held through Dal 1802 Educazione Cultura Salute Ambiente Tecnologia S.R.L.
(5)
Consists of 42,232,567 Company Ordinary Shares held of record by Fin Posillipo S.p.A., whose business address is Viale della Liberazione 111, Napoli (NA), 80125 Italy. Raffaele Petrone is the ultimate beneficial owner of Fin Posillipo S.p.A. and as such has sole voting and dispositive power over the Company Ordinary Shares held by Fin Posillipo S.p.A.

(6)
Consists of 30,134,753 Company Ordinary Shares held of record by Simon Fiduciaria S.p.A, whose business address is Via Giannone 10, 10121 Turin, Italy. Simon Fiduciaria S.p.A holds such shares in a fiduciary or nominee capacity for the benefit of certain underlying investors and not for the account of any single controlling person. The underlying investors retain the right to direct the voting and disposition of the Company Ordinary Shares held by Simon Fiduciaria S.p.A for their respective accounts, and Simon Fiduciaria S.p.A acts in accordance with such instructions. Accordingly, no individual person is known by the Company to have or share voting or dispositive power over all of the Company Ordinary Shares held of record by Simon Fiduciaria S.p.A. No underlying investor for whom Simon Fiduciaria S.p.A holds Company Ordinary Shares beneficially owns more than 5% of the Company Ordinary Shares outstanding.

(7)
Consists of 28,212,857 Company Ordinary Shares held of record by Blockstream Capital Holdings, whose business address is c/o Hermes Corporate Services Ltd., P.O. Box 31493, Fifth Floor, Zephyr House, 122 Mary Street, George Town, Grand Cayman, KY-1206, Grand Cayman. Cwn Annwn III is the ultimate beneficial owner of Blockstream Capital Holdings and as such has sole voting and dispositive power over the Company Ordinary Shares held by Blockstream Capital Holdings.

The expected beneficial ownership of the Company immediately following consummation of the Business Combination and the related transactions is presented assuming No Redemptions and Maximum Redemptions. In addition, the beneficial ownership of the Company post-Business Combination (i) gives effect to the Recapitalization (as described under “The Business Combination—Overview of the Transactions Contemplated by the Business Combination Agreement—Company Capital Restructuring”), (ii) is determined based on an estimated Recapitalization Factor of 0.4807 calculated as of the date of this proxy statement/prospectus, and (iii) is therefore based on (a) 300,704,082 issued and outstanding Company Ordinary Shares (assuming No Redemptions) and 281,408,499 issued and outstanding Company Ordinary Shares (assuming Maximum Redemptions) and (b) 10,397,290 shares of Company Ordinary Shares issuable upon exercise of the Company Warrants (assuming No Redemptions) and 10,302,927 shares of Company Ordinary Shares issuable upon exercise of the Company Warrants (assuming Maximum Redemptions), which are all exercisable within 60 days of the Closing Date.

	Following the Business Combination
	Assuming No Redemptions		Assuming Maximum Redemptions
	Number of Company Ordinary Shares	Percentage of Outstanding Company Ordinary Shares	Number of Company Ordinary Shares	Percentage of Outstanding Company Ordinary Shares
Executive Officers and Directors
Stefano Buono(2)	19,263,168	6.41%	19,263,168	6.85%
Elisabeth Rizzotti	384,560	0.13%	384,560	0.14%
Jon Stranske	—	—	—	—
Anne-François de Bourdoncle de Saint Salvy	—	—	—	—
Manfredi Lefebvre d’Ovidio de Clunières di Balsorano(3)	3,260,491	1.08%	3,260,491	1.16%
Andrea Ruben Osvaldo Levi(4)	4,855,070	1.61%	4,855,070	1.73%
Raffaele Petrone(5)	20,301,195	6.75%	20,301,195	7.21%
Suzy Taherian	—	—	—	—
Heinz Maeusli	—	—	—	—
Jeffrey J. Lyash	—	—	—	—
All executive officers and directors as a group (nine individuals)	43,225,437	14.37%	43,225,437	15.36%
Other 5% Holders
Fin Posillipo S.p.A.(5)	20,301,195	6.75%	20,301,195	7.21%
Elysia Capital I SCSp(3)	19,263,168	6.41%	19,263,168	6.85%
Simon Fiduciaria S.p.A.(6)	14,485,776	4.82%	14,485,776	5.15%

(1)	Unless otherwise noted, the business address of each of the persons and entities listed above is 55 South Audley Street, London, W1K 2QH, United Kingdom.
(2)
Consists of 19,263,168 Company Ordinary Shares held of record by Elysia Capital I SCSp, whose business address is 2 Place de Strasbourg, Luxembourg, Grand Duchy of Luxembourg. Stefano Buono is the ultimate beneficial owner of Elysia Capital I SCSp and as such has sole voting and dispositive power over the Company Ordinary Shares held by Elysia Capital I SCSp.

(3)	Consists of 3,260,491 Company Ordinary Shares held through Emmeplus Limited.
(4)	Consists of 3,749,460 Company Ordinary Shares held through Parabensa S.R.L. and 1,105,610 Company Ordinary Shares held through Dal 1802 Educazione Cultura Salute Ambiente Tecnologia S.R.L.
(5)
Consists of 20,301,195 Company Ordinary Shares held of record by Fin Posillipo S.p.A., whose business address is Viale della Liberazione 111, Napoli (NA), 80125 Italy. Raffaele Petrone is the ultimate beneficial owner of Fin Posillipo S.p.A. and as such has sole voting and dispositive power over the Company Ordinary Shares held by Fin Posillipo S.p.A.

(6)
Consists of 14,485,776 Company Ordinary Shares held of record by Simon Fiduciaria S.p.A., whose business address is Via Giannone 10, 10121 Turin, Italy. Simon Fiduciaria S.p.A holds such shares in a fiduciary or nominee capacity for the benefit of certain underlying investors and not for the account of any single controlling person. The underlying investors retain the right to direct the voting and disposition of the Company Ordinary Shares held by Simon Fiduciaria S.p.A for their respective accounts, and Simon Fiduciaria S.p.A acts in accordance with such instructions. Accordingly, no individual person is known by the Company to have or share voting or dispositive power over all of the Company Ordinary Shares held of record by Simon Fiduciaria S.p.A. No underlying investor for whom Simon Fiduciaria S.p.A holds Company Ordinary Shares beneficially owns more than 5% of the Company Ordinary Shares outstanding.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Certain Relationships and Related Person Transactions of SPAC
SPAC Related Person Transactions
In September 2024, the Sponsor purchased, and SPAC issued to the Sponsor, 5,031,250 SPAC Class B Ordinary Shares for an aggregate purchase price of $25,000. Subsequently, on October 28, 2024, SPAC capitalized $167.64 standing to the credit of the SPAC’s share premium account and issued to the Sponsor an additional 1,676,413 SPAC Class B Ordinary Shares, as a result of which the Sponsor purchased 6,707,663 SPAC Class B Ordinary Shares. On February 19, 2025, the Sponsor transferred 278,000 Founder Shares to the NewHold Board, resulting in the Sponsor holding 6,429,663 Founder Shares.
Simultaneously with the closing of the SPAC IPO, SPAC completed the private placement of an aggregate of 780,100 SPAC Private Placement Units to the Sponsor and BTIG at $10.00 per SPAC Private Placement Unit, each SPAC Private Placement Unit consisting of one SPAC Class A Ordinary Share and one-half of one redeemable SPAC Public Warrant. Of those 780,100 SPAC Private Placement Units, the Sponsor purchased 552,600 SPAC Private Placement Units and BTIG purchased 227,500 SPAC Private Placement Units.
Prior to or in connection with the completion of SPAC’s initial business combination, there may be payment by the company to the Sponsor, SPAC’s officers or directors, advisors, or SPAC’s or their affiliates, of a finder’s fee, advisory fee, consulting fee or success fee for any services they render in order to effectuate the completion of SPAC’s initial business, which, if made prior to the completion of SPAC’s initial business combination, will be paid from funds held outside the Trust Account.
SPAC will reimburse our Sponsor or an affiliate thereof in an amount equal to $40,000 per month for office space, utilities and secretarial, administrative support and officer compensation made available to SPAC. Upon completion of SPAC initial business combination or our liquidation, SPAC will cease paying these monthly fees. On a monthly basis, Mr. Hammad and Ms. Schneck will each receive compensation from the Sponsor on a current basis, which will be paid out of the Administrative Services Fee, for their services as officers of the SPAC. For such services, Mr. Hammad will receive $21,500 per month and Ms. Schneck will receive $7,100 per month. In addition, SPAC has agreed to pay each of Messrs. Charlton and Hammad and Ms. Schneck $15,000 per month ($45,000 per month in the aggregate) on a deferred basis, all of which will be payable upon (but not prior to) consummation of our initial business combination. The deferred compensation payable to Messrs. Charlton and Hammad and Ms. Schneck will not be payable if SPAC does not complete its initial business combination. The deferred compensation payable to Messrs. Charlton and Hammad and Ms. Schneck will not be payable if SPAC does not complete its initial business combination.
In addition, in order to finance transaction costs in connection with an intended initial business combination, the Sponsor or an affiliate of the Sponsor or certain of SPAC’s officers and directors may, but are not obligated to, loan SPAC funds as may be required on a non-interest basis. If SPAC completes an initial business combination, SPAC would repay such loaned amounts. In the event that the initial business combination does not close, SPAC may use amounts held outside the Trust Account to repay such loaned amounts but no proceeds from the Trust Account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into private units of the post business combination entity at a price of $10.00 per unit at the option of the applicable lender. Such units would be identical to the SPAC Private Placement Units. Except as set forth above, the terms of such loans, if any, have not been determined and no written agreements exist with respect to such loans. Prior to the completion of SPAC’s initial business combination, SPAC does not expect to seek loans from parties other than the Sponsor or an affiliate of the Sponsor as SPAC does not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in the Trust Account.
SPAC has until the date that is 24 months from the closing of the SPAC IPO (as may be extended by shareholder approval to amend the SPAC Articles to extend the date by which we must consummate SPAC’s initial business combination) or until such earlier liquidation date as the SPAC Board may approve, to consummate SPAC’s initial business combination. If SPAC anticipates that SPAC may be unable to consummate SPAC’s initial business combination within such 24-month period, SPAC may seek shareholder approval to amend the SPAC Articles to extend the date by which SPAC must consummate our initial business combination. There are no limitations on the number of times SPAC may seek shareholder approval for an extension or the length of time of any such extension. However, if

SPAC seeks shareholder approval for an extension, holders of SPAC Public Shares will be offered an opportunity to redeem their shares at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned thereon (less taxes payable), divided by the number of then issued and outstanding SPAC Public Shares, subject to applicable law.
Any of the foregoing payments to the Sponsor, repayments of loans from the Sponsor or repayments of working capital loans prior to SPAC’s initial business combination will be made using funds held outside the Trust Account.
After SPAC’s initial business combination, members of SPAC’s management team who remain with the Company may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to SPAC’s shareholders, to the extent then known, in the proxy solicitation or tender offer materials, as applicable, furnished to SPAC’s shareholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a general meeting held to consider SPAC’s initial business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.
Policy for Approval of Related Party Transactions
The audit committee of the SPAC Board has adopted a policy setting forth the policies and procedures for its review and approval or ratification of “related party transactions.” A “related party transaction” is any consummated or proposed transaction or series of transactions: (i) in which the company was or is to be a participant; (ii) the amount of which exceeds (or is reasonably expected to exceed) the lesser of $120,000 or 1% of the average of the company’s total assets at year-end for the prior two completed fiscal years in the aggregate over the duration of the transaction (without regard to profit or loss); and (iii) in which a “related party” had, has or will have a direct or indirect material interest. “Related parties” under this policy include: (i) SPAC’s directors, nominees for director or officers or any person who has served in such roles since the beginning of the most recent fiscal year, even if he or she does not currently serve in that role; (ii) any record or beneficial owner of more than 5% of any class of SPAC’s voting securities; (iii) any immediate family member of any of the foregoing if the foregoing person is a natural person; and (iv) any other person who maybe a “related person” pursuant to Item 404 of Regulation S-K under the Exchange Act. Pursuant to the policy, the audit committee will consider (i) the relevant facts and circumstances of each related party transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s-length dealings with an unrelated third party, (ii) the extent of the related party’s interest in the transaction, (iii) whether the transaction contravenes our code of ethics or other policies, (iv) whether the audit committee believes the relationship underlying the transaction to be in the best interests of the company and its shareholders and (v) if the related party is a director or an immediate family member of a director, the effect that the transaction may have on a director’s status as an independent member of the board and on his or her eligibility to serve on the board’s committees. Management will present to the audit committee each proposed related party transaction, including all relevant facts and circumstances relating thereto. Under the policy, SPAC may consummate related party transactions only if SPAC’s audit committee approves or ratifies the transaction in accordance with the guidelines set forth in the policy. The policy will not permit any director or officer to participate in the discussion of, or decision concerning, a related person transaction in which he or she is the related party.
SPAC is not prohibited from paying any fees (including advisory fees), reimbursements or cash payments to the Sponsor, SPAC’s officers or directors, or SPAC’s or their affiliates, for services rendered to SPAC prior to or in connection with the completion of our initial business combination, including the following payments, all of which, if made prior to the completion of our initial business combination, will be paid from funds held outside the Trust Account:
•
reimbursement for office space, utilities and secretarial, administrative support and officer compensation made available to us by the Sponsor or an affiliate thereof, in an amount equal to $40,000 per month;

•
On a monthly basis, Mr. Hammad and Ms. Schneck will each receive compensation from the Sponsor on a current basis, which will be paid out of the Administrative Services Fee, for their services as officers of SPAC. For such services, Mr. Hammad will receive $21,500 per month and Ms. Schneck will receive $7,100 per month. In addition, SPAC has agreed to pay each of Messrs. Charlton and Hammad and Ms. Schneck $15,000 per month ($45,000 per month in the aggregate) on a deferred basis, all of which will be payable upon consummation of our initial business combination. The deferred compensation payable to Messrs. Charlton and Hammad and Ms. Schneck will not be payable if SPAC does not complete its initial business combination. The deferred compensation payable to Messrs. Charlton and Hammad and Ms. Schneck will not be payable if SPAC does not complete its initial business combination.

•	Payment of consulting, success or finder fees to SPAC’s independent directors, advisor, or their respective affiliates in connection with the consummation of SPAC’s initial business combination;
•
SPAC may engage the Sponsor or an affiliate of the Sponsor as an advisor or otherwise in connection with SPAC’s initial business combination and certain other transactions and pay such person or entity a salary or fee in an amount that constitutes a market standard for comparable transactions;

•	Reimbursement for any out-of-pocket expenses related to identifying, investigating, negotiating and completing an initial business combination; and
•
Repayment of loans which may be made by the Sponsor or an affiliate of the Sponsor or certain of SPAC’s officers and directors to finance transaction costs in connection with an intended initial business combination. Up to $1,500,000 of such loans may be convertible into private units of the post-business combination entity at a price of $10.00 per unit at the option of the applicable lender. Such units would be identical to the SPAC Private Placement Units. Except for the foregoing, the terms of such loans, if any, have not been determined and no written agreements exist with respect to such loans.

Sponsor Support Agreement
In connection with the execution of the Business Combination Agreement, the Sponsor entered into the Sponsor Support Agreement, pursuant to which the Sponsor agreed to comply with the provisions of the Business Combination Agreement applicable to it, as well as the covenants set forth in the Sponsor Support Agreement, including, among other things, (i) vote all of its SPAC Securities (as defined in the Business Combination Agreement) in favor of the adoption and approval of the Business Combination Agreement, the First Plan of Merger and the other documents contemplated thereby and the Transactions, including the Business Combination, and against any proposal that would or would reasonably be expected to impede, delay, frustrate or prevent the Transactions, (ii) not transfer or redeem any of its SPAC Securities prior to the Closing, from the date of the Sponsor Support Agreement until the earlier of the Closing Date and the termination of the Business Combination Agreement and (iii) not transfer Company Ordinary Shares following the Closing in accordance with certain transfer restrictions described more fully in the section of this proxy statement/prospectus entitled “Shares Eligible for Future Sale—Lock-Up Arrangements.” In addition, pursuant to the Sponsor Support Agreement and/or other related arrangements, the Sponsor is subject to certain forfeiture, vesting, lock-up and other arrangements in connection with the Transactions. Please see the section entitled “The Business Combination—Certain Agreements Related to the Business Combination—Sponsor Support Agreement.”
Registration Rights Agreement
Pursuant to the terms of the Registration Rights Agreement, to be entered into at the Closing by and among the Company, SPAC, the Sponsor and certain other shareholders of the Company, the parties thereto will be entitled to, among other things, certain registration rights, including demand, piggyback and shelf registration rights, in each case on the terms and subject to the conditions set forth therein. Please see the section entitled “The Business Combination—Certain Agreements Related to the Business Combination—Registration Rights Agreement.”
Certain Relationships and Related Person Transactions of newcleo
Policies and Procedures for Related Person Transactions
The newcleo Board reviews and considers the interests of its directors, executive officers and principal shareholders in its review and consideration of transactions and may form committees of non-interested directors when it determines that the formation of such committees is appropriate under the circumstances.
newcleo historically has reviewed and approved transactions in which a director, officer or significant shareholder had a financial interest. Prior to approving any such transaction, the material facts as to the relevant person’s relationship or interest in the agreement or transaction were disclosed to the relevant decision-making body, which took such information into account in evaluating the transaction and determining whether the transaction was fair to newcleo and in the best interests of newcleo.
newcleo intends to adopt a written related party transaction policy to become effective upon the completion of the business combination. The policy is expected to provide that officers, directors, holders of more than 5% of any class of newcleo’s voting securities, and any immediate family member of, or entity affiliated with, any of the foregoing persons, will not be permitted to enter into a related party transaction with newcleo without the prior review and approval of the audit committee, or other independent members of newcleo Board if it is inappropriate for the audit committee to review such transaction due to a conflict of interest. Any request for newcleo to enter into a transaction with an executive officer, director, principal shareholder, or any of their immediate family members or affiliates, in which the amount involved exceeds $120,000, will first be presented to the audit committee for review, consideration and approval. In approving or rejecting any such proposed transaction, the audit committee will take into account all relevant facts and circumstances available to it.
Certain Related Person Transactions
In addition to the compensation arrangements, including employment, termination of employment and change in control arrangements, discussed, when required, in the sections entitled “Management After the Business Combination” and “Executive and Director Compensation,” and the registration rights described in the section entitled “Shares Eligible for Future Sale—Registration Rights,” the following is a description of each transaction since January 1, 2024 and each currently proposed transaction in which:
•	newcleo or one of its subsidiaries has been or is to be a participant;
•	the amount involved exceeded or exceeds $120,000; and
•
any of newcleo’s directors, executive officers or holders of more than 5% of its share capital prior to the business combination, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest.

Indemnification Arrangements
The newcleo A&R Articles, which will be effective upon the Closing, will contain provisions authorizing newcleo, subject to applicable law and to the extent determined by the board of directors, to indemnify current and former directors, secretaries and other officers of newcleo and its present and former subsidiaries against costs, charges, expenses, losses and liabilities incurred in connection with their offices. The newcleo A&R Articles will also authorize newcleo to provide funds for certain defense costs and to purchase and maintain liability insurance for the benefit of current and former directors, officers and employees of newcleo and certain related entities.
newcleo also intends to enter into deeds of indemnity with each of its directors and executive officers. These deeds of indemnity are expected to provide that newcleo will, to the fullest extent permitted by law and subject to specified limitations and exceptions, indemnify each such director and executive officer against claims, losses and related legal and other expenses arising out of or in connection with the actual or purported exercise of, or failure to exercise, such person’s powers, duties or responsibilities as a director or executive officer of newcleo or any of its subsidiaries. In addition, the deeds of indemnity are expected to provide for the payment or reimbursement of certain legal and other costs and expenses on an as-incurred basis, subject to repayment in specified circumstances.
Other Material Related Party Transactions
In 2021, newcleo S.p.A., newcleo’s Italian subsidiary, entered into a lease agreement with Isola S.r.l. for the use of office space as newcleo’s Italian head office in Turin, Italy. Isola S.r.l. is controlled by Stefano Buono, newcleo’s Chief Executive Officer, as beneficial owner through BuonoLopera S.r.l., together with his spouse. Carlo Zuccaro, which served as a director of newcleo through January 2025, also served as a director of Isola S.r.l. through July 2025. For the three months ended March 31, 2026, newcleo incurred lease costs of €0.1 million under this arrangement, compared to €0.1 million for the three months ended March 31, 2025. For the year ended December 31, 2025, newcleo incurred lease costs of €0.5 million under this arrangement, compared to €0.4 million for the year ended December 31, 2024. As of March 31, 2026, newcleo had lease liabilities owed to Isola S.r.l. of €0.5 million, compared to €0.6 million as of December 31, 2025 and €1.0 million as of December 31, 2024.
Stefano Buono is the chairman of Planet Smart City, the entity that owns Planet Idea S.r.l. During 2024, newcleo S.p.A. entered into an arm’s length rental agreement with Planet Idea S.r.l. for the use of office and desk space. newcleo incurred no costs under this arrangement during the three months ended March 31, 2026 and 2025 or in the year ended December 31, 2025, compared to €0.2 million during the year ended December 31, 2024.
Elysia Capital S.r.l. is a company beneficially owned by Stefano Buono, newcleo’s Chief Executive Officer, through BuonoLopera S.r.l., together with his spouse. During each of the years ended December 31, 2025 and 2024, newcleo S.p.A. charged Elysia Capital S.r.l. €24,000 for the use of office space within newcleo’s Italian head office in Turin (€6,000 for the three months ended March 31, 2026) under this arrangement.

In 2025, newcleo entered into a service agreement with Next-N, a related party of newcleo, pursuant to which Next-N provides engineering studies and design services for the conventional island and balance of plant of newcleo’s LFR design. The agreement has a term extending through 2028. As of December 31, 2025, newcleo had recorded €1.2 million of prepayments to Next-N in respect of services expected to be performed in 2026 (€2.7 million as of March 31, 2026).
In 2026, newcleo s.r.o., newcleo’s Slovak subsidiary, entered into an agreement with Newvys to prepare portions of a feasibility study for the development and construction of advanced Generation IV nuclear reactor technology, comprising up to four LFR-AS-200 reactors at the EBO V1 power plant site in Jaslovské Bohunice, Slovakia. The services cover technical and fuel-cycle matters, site assessment, supply systems, project management and planning, and financing. The agreement provides for total consideration of €1.2 million, based on 8,704 engineering hours at an hourly rate of €135, with the work scheduled principally during 2026. As of March 31, 2026, newcleo had recorded €0.4 million of turnover under this arrangement.

SHARES ELIGIBLE FOR FUTURE SALE
The Company Ordinary Shares to be issued in connection with the Business Combination will be registered under the Securities Act and, except for Company Ordinary Shares received by persons who may be deemed to be affiliates of the Company or SPAC for purposes of the Securities Act or that are otherwise subject to the contractual restrictions described below, will be freely transferable without restriction or further registration under the Securities Act. Sales of substantial amounts of Company Ordinary Shares in the public market, or the perception that such sales may occur, could adversely affect the prevailing market price of the Company Ordinary Shares. Prior to the Business Combination, there has been no public market for the Company Ordinary Shares. The Company intends to apply to list the Company Ordinary Shares on Nasdaq in connection with the Business Combination.
Lock-Up Arrangements
The Business Combination Agreement contemplates that, at the Closing, (i) the Sponsor and the Sponsor Shareholders will become subject to the transfer restrictions set forth in the Sponsor Support Agreement, (ii) the key Company Shareholders will become subject to substantially identical transfer restrictions set forth in the Company Shareholder Support Agreement and (iii) the Restricted Company Shareholders will become subject to substantially identical transfer restrictions set forth in the newcleo A&R Articles, in each case effective as of the Closing. Under the Lock-Up Arrangements, and subject to certain customary exceptions, the Company Ordinary Shares issued at the Closing to the Sponsor and the Sponsor Shareholders in respect of their Subject Shares (as defined in the Sponsor Support Agreement) and the Company Ordinary Shares (excluding any PIPE Shares and Pre-PIPE Shares) held by the Company Shareholders that have executed the Company Shareholder Support Agreement and Restricted Company Shareholders immediately following the Closing (collectively, the “Lock-Up Shares”) may not be transferred during the period beginning on the Closing Date and ending on the earlier of (i) the date that is 180 days after the Closing Date and (ii) with respect to all or any portion of the Lock-Up Shares, such earlier date on which such Lock-Up Shares are released in accordance with the Lock-Up Arrangements (the “Lock-Up Period”), subject to certain exceptions set forth in each of the Sponsor Support Agreement and the newcleo A&R Articles, respectively.
Notwithstanding the foregoing, Lock-Up Shares may be transferred during the Lock-Up Period to a Permitted Transferee; provided that, prior to and as a condition to the effectiveness of any such transfer, such Permitted Transferee agrees in writing to be bound by the applicable Lock-Up Arrangements. For purposes of the Lock-Up Arrangements, “Permitted Transferee” means, with respect to any holder, (a) any affiliate of such holder, (b) in the case of an individual, any member of such individual’s immediate family or any trust, family limited partnership or other estate planning vehicle established for the direct or indirect benefit of such individual or any member of such individual’s immediate family, (c) any partner, member, shareholder or equityholder of such holder, (d) any nominee, custodian or other person holding ordinary shares on behalf of a beneficial owner, so long as there is no change in the beneficial ownership of such ordinary shares, and (e) any other person approved by the newcleo Board, provided that, in each case, such transferee complies with the restrictions and requirements set forth in the Sponsor Support Agreement and the newcleo A&R Articles.
In addition, portions of the Lock-Up Shares will be released from the transfer restrictions set forth in the Lock-Up Arrangements as follows;
•
50% of the Lock-Up Shares will be released immediately if the volume weighted average trading price of the Company Ordinary Shares on the principal exchange on which such securities are then listed or quoted is at or above $12.00 for any 20 Trading Days, which need not be consecutive, during any 30-Trading Day period beginning at any time after the Closing Date;

•
25% of the Lock-Up Shares will be released immediately if the volume weighted average trading price of the Company Ordinary Shares on the principal exchange on which such securities are then listed or quoted is at or above $15.00 for any 20 Trading Days, which need not be consecutive, during any 30-Trading Day period beginning at any time after the Closing Date;

•
the remaining 25% of the Lock-Up Shares will be released immediately if the volume weighted average trading price of the Company Ordinary Shares on the principal exchange on which such securities are then listed or quoted is at or above $18.00 for any 20 Trading Days, which need not be consecutive, during any 30-Trading Day period beginning at any time after the Closing Date; and

•
if an Early Release Event (as defined in the newcleo A&R Articles) occurs during the Lock-Up Period, all Lock-Up Shares that have not previously been released will be released immediately prior to the consummation of such Early Release Event and will no longer be subject to the transfer restrictions set forth in the Lock-Up Arrangements.

For the avoidance of doubt, the measurement periods for the release thresholds described above may overlap, and multiple tranches of Lock-Up Shares may be released concurrently based on the same measurement period. “Trading Day” means any day on which the Company Ordinary Shares are actually traded on Nasdaq or any other exchange on which the Company Ordinary Shares are then listed or quoted.
Assuming no exercise of warrants and no issuance of any earnout shares, the Company Ordinary Shares expected to be subject to lock-up restrictions immediately following the Closing would represent approximately 84.0% of the outstanding Company Ordinary Shares in the No Redemption Scenario and approximately 89.9% of the outstanding Company Ordinary Shares in the Maximum Redemption Scenario.
Regulation S
Regulation S under the Securities Act provides an exemption from the registration requirements of the Securities Act for offers and sales of securities that occur outside the United States. Rule 903 of Regulation S provides the conditions to the availability of the exemption for offers and sales by an issuer, a distributor, their respective affiliates and any persons acting on their behalf. Rule 904 of Regulation S provides the conditions to the availability of the exemption for resales by persons other than those covered by Rule 903. In each case, the sale must be made in an offshore transaction, as defined in Regulation S, and no directed selling efforts, as defined in Regulation S, may be made in the United States.
Rule 144
The Company Ordinary Shares issued in the Business Combination generally will not be “restricted securities” in the hands of persons who are not affiliates of the Company or SPAC and whose shares are issued pursuant to the registration statement of which this proxy statement/prospectus forms a part. However, Company Ordinary Shares held by affiliates of the Company or SPAC, and Company Ordinary Shares acquired in transactions not registered under the Securities Act, may be resold only pursuant to an effective registration statement under the Securities Act or an available exemption from registration, including Rule 144 under the Securities Act (“Rule 144”).
The Company believes that, following the consummation of the Business Combination, the special limitations under Rule 144 applicable to current or former shell companies should not apply to resales of Company Ordinary Shares because the post-Closing issuer will be the Company, an operating company, rather than SPAC. Accordingly, persons holding restricted Company Ordinary Shares will generally be able to resell those securities pursuant to Rule 144, subject to satisfaction of the applicable holding period and the other requirements of Rule 144.
Under Rule 144, a person who has beneficially owned restricted Company Ordinary Shares for at least six months would generally be entitled to sell those securities without registration under the Securities Act, provided that (i) such person is not deemed to have been an affiliate of the Company at the time of, or at any time during the three months preceding, the sale, and (ii) the Company has been subject to the periodic reporting requirements of the Exchange Act for at least 90 days before the sale and has filed all reports required to be filed under Sections 13 or 15(d) of the Exchange Act during the 12 months preceding the sale (or for such shorter period that the Company was required to file such reports).
Persons who have beneficially owned restricted Company Ordinary Shares for at least six months but who are affiliates of the Company at the time of, or at any time during the three months preceding, a sale would be subject to additional restrictions, pursuant to which such person would be entitled to sell within any three-month period only a number of Company Ordinary Shares that does not exceed the greater of:
•	1% of the total number of Company Ordinary Shares then outstanding; and
•	the average weekly reported trading volume of the Company Ordinary Shares during the four calendar weeks preceding the filing of a notice on Form 144 with respect to the sale.
Sales by affiliates under Rule 144 are also subject to manner-of-sale requirements, notice requirements and the availability of current public information concerning the Company.

Registration Rights
Pursuant to that certain registration rights agreement, dated February 27, 2025, by and among SPAC, the Sponsor and certain other parties thereto, SPAC granted certain customary registration rights to the Sponsor and certain other holders with respect to the securities held by them, including the Founder Shares, private placement securities and any securities issued upon conversion or exercise thereof. The holders of such securities are entitled to customary demand and “piggy-back” registration rights following the consummation of SPAC’s initial business combination. SPAC agreed to bear the expenses incurred in connection with the filing of any such registration statement.
The Business Combination Agreement contemplates that, at the Closing, the Company, SPAC, the Sponsor, certain holders of Company shares immediately prior to the Closing, certain PIPE Investors and certain other parties thereto will enter into a registration rights agreement, to be effective as of the Closing. Pursuant to such registration rights agreement, and/or the applicable PIPE Subscription Agreements, the Company will agree, among other things, to file, within 30 days following the Closing Date, a registration statement covering the resale of all registrable securities thereunder, including the Company Ordinary Shares issued to the PIPE Investors at the Closing, and to use its commercially reasonable efforts to cause such registration statement to be declared effective as promptly as practicable thereafter. The registration rights agreement will also provide the holders of registrable securities, including the PIPE Investors, with customary “piggy-back” registration rights and, subject to certain conditions, shelf registration rights and/or demand registration rights.
In addition, pursuant to the respective PIPE Subscription Agreements, the PIPE Investors will be entitled to customary registration rights with respect to the Company Ordinary Shares issued to them at the Closing, including the right to have such shares included in the resale registration statement to be filed by the Company following the Closing.
The registration rights agreement and the registration rights provisions contained in the PIPE Subscription Agreements will further provide that the Company will pay certain expenses relating to such registrations and will indemnify the holders of registrable securities against certain liabilities. The rights granted under the registration rights agreement will supersede any prior registration, qualification or similar rights of the parties thereto with respect to their Company securities.

SUBMISSION OF PROPOSALS
The management of SPAC knows of no other matters which may be brought before the Extraordinary General Meeting. If any matter other than the proposed Business Combination or related matters should properly come before the Extraordinary General Meeting, however, the persons named in the enclosed proxies will vote proxies in accordance with their judgment on those matters. Under Cayman Islands law, only the business that is specified in the notice of meeting to shareholders for the Extraordinary General Meeting may be transacted at the Extraordinary General Meeting.
FUTURE SHAREHOLDER PROPOSALS
If the Business Combination is completed, newcleo shareholders will be entitled to attend and participate in newcleo’s annual general meetings of shareholders. newcleo will provide notice of the date on which its annual general meeting will be held in accordance with the newcleo A&R Articles and the UK Companies Act.
OTHER SHAREHOLDER COMMUNICATIONS
Shareholders and interested parties may communicate with the SPAC Board, any committee chairperson or the non-management directors as a group by writing to the SPAC Board or committee chairperson in care of SPAC, 110 West 40th Street, Suite 802, New York, NY 10018. Following the Business Combination, such communications should be sent to newcleo at 55 South Audley Street, London, W1K 2QH, United Kingdom. Each communication will be forwarded, depending on the subject matter, to the SPAC Board, the appropriate committee chairperson or all non-management directors.

LEGAL MATTERS
CMS Cameron McKenna Nabarro Olswang LLP will pass upon the validity of the Company Ordinary Shares offered by this proxy statement/prospectus and certain other matters of England and Wales law. The legality of the Company Warrants offered by this proxy statement/prospectus and certain other matters of U.S. law will be passed upon by Davis Polk & Wardwell LLP. Certain legal matters will be passed upon for SPAC by Loeb & Loeb LLP.
EXPERTS
The financial statements of NewHold Investment Corp III for the period from August 13, 2024 (inception) through December 31, 2025 included in this proxy statement/prospectus have been audited by WithumSmith+Brown, PC, independent registered public accounting firm, as set forth in their report thereon, appearing elsewhere in this proxy statement/prospectus, and are included in reliance on such report given upon such firm as experts in auditing and accounting.
The audited financial statements of NewCleo Ltd. included in this proxy statement/prospectus and elsewhere in the registration statement have been so included in reliance upon the report of Grant Thornton, independent registered public accountants, upon the authority of said firm as experts in accounting and auditing.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS
Pursuant to the rules of the SEC, SPAC and services that it employs to deliver communications to its shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of the proxy statement/prospectus. Upon written or oral request, SPAC will deliver a separate copy of the proxy statement/prospectus to any shareholder at a shared address to which a single copy of the proxy statement/prospectus was delivered and who wishes to receive separate copies in the future. Shareholders receiving multiple copies of the proxy statement/prospectus may likewise request that SPAC deliver single copies of the proxy statement/prospectus in the future. Shareholders may notify SPAC of their requests by calling (212) 653-0153 or writing SPAC at its principal executive offices, 110 West 40th Street, Suite 802, New York, NY 10018.

WHERE YOU CAN FIND MORE INFORMATION
SPAC ﬁles reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read SPAC’s SEC ﬁlings, including this proxy statement/prospectus, over the Internet at the SEC’s website at http://www.sec.gov. If you would like additional copies of this proxy statement/prospectus or SPAC’s other ﬁlings with the SEC (excluding exhibits) or if you have questions about the Business Combination or the SPAC Shareholder Proposals to be presented at the Extraordinary General Meeting, you should contact SPAC’s proxy solicitation agent at the following address and telephone number:

Sodali & Co.
Toll Free: (800) 662-5200
Collect: (203) 658-9400
Email: NHIC@info.sodali.com
You will not be charged for any of the documents you request. If your shares are held in a share brokerage account or by a bank or other nominee, you should contact your broker, bank or other nominee for additional information.
If you are a SPAC Shareholder and would like to request documents, please do so by September 10, 2026 (five (5) Business Days before the date of the Extraordinary General Meeting), in order to receive them before the Extraordinary General Meeting. If you request any documents from SPAC, SPAC will mail them to you by ﬁrst class mail, or another equally prompt means. All information contained in this proxy statement/prospectus relating to SPAC has been supplied by SPAC, and all such information relating to the Company and Merger Subs has been supplied by the Company. Information provided by either SPAC or the Company does not constitute any representation, estimate or projection of any other party.
This document is a proxy statement of SPAC for the Extraordinary General Meeting. SPAC has not authorized anyone to give any information or make any representation about the Business Combination or the parties thereto, including SPAC, that is different from, or in addition to, that contained in this proxy statement/prospectus. Therefore, if anyone does give you information of this sort, you should not rely on it. The information contained in this proxy statement/prospectus speaks only as of the date of this proxy statement/prospectus, unless the information speciﬁcally indicates that another date applies. This proxy statement/prospectus is part of a registration statement and constitutes a prospectus of the Company in addition to being a proxy statement of SPAC for the Extraordinary General Meeting. As allowed by SEC rules, this proxy statement/prospectus does not contain all of the information you can ﬁnd in the exhibits to the registration statement. Information and statements contained in this proxy statement/prospectus are qualiﬁed in all respects by reference to the copy of the relevant contract or other document included as an annex to this proxy statement/prospectus.

ENFORCEMENT OF CIVIL LIABILITY
newcleo is a public limited company incorporated under the laws of England and Wales. Substantially all of newcleo’s assets and the majority of its directors and executive officers are located and reside, respectively, outside of the United States. Because of the location of newcleo’s assets and board members, it may not be possible for investors to serve process within the United States upon newcleo or those persons with respect to matters arising under the United States federal securities laws or to enforce against newcleo or persons located outside the United States judgments of United States courts asserted under the civil liability provisions of the United States federal securities laws.
newcleo understands that there is doubt as to the enforceability in the United Kingdom, in original actions or in actions for enforcement of judgments of United States courts, of civil liabilities predicated solely upon the federal securities laws of the United States insofar as they are fines or penalties. In addition, awards of punitive damages in actions brought in the United States or elsewhere may be unenforceable in the United Kingdom by reason of being a penalty. The United States and the United Kingdom do not currently have a treaty providing for recognition and enforcement of judgments (other than arbitration awards) in civil and commercial matters. Consequently, a final judgment for payment given by a court in the United States, whether or not predicated solely upon U.S. securities laws, would not automatically be recognized or enforceable in the United Kingdom.
newcleo Americas LLC, a Delaware limited liability company, with its head offices at 350 Fifth Avenue, Suite 4815, New York, New York, has been appointed agent to receive service of process in any action against newcleo in any state or federal court in the State of New York.

TRANSFER AGENT AND REGISTRAR
The transfer agent for SPAC’s securities is Continental Stock Transfer & Trust Company. The transfer agent for the Company’s securities will be Computershare Trust Company, N.A.

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS
NewHold Investment Corp III
NewCleo Ltd.

NEWHOLD INVESTMENT CORP III
CONDENSED BALANCE SHEETS

	March 31, 2026	December 31, 2025
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$624,000	$1,198,000
Prepaid expenses	178,000	136,000
Total current assets	802,000	1,334,000
Investments held in Trust Account	211,067,000	209,220,000
Total assets	$211,869,000	$210,554,000
LIABILITIES, CLASS A ORDINARY SHARES SUBJECT TO POSSIBLE REDEMPTION AND SHAREHOLDERS’ DEFICIT
Current liabilities:
Accounts payable (including approximately $0 and $75,000 of offering costs at March 31, 2026 and December 31, 2025, respectively)	$615,000	$104,000
Accrued liabilities	659,000	694,000
Deferred compensation – related parties	588,000	453,000
Total current liabilities	1,862,000	1,251,000
Other liabilities:
Deferred underwriting fee payable	7,044,000	7,044,000
Total liabilities	8,906,000	8,295,000
Commitments and contingencies
Class A ordinary shares subject to possible redemption; 20,125,000 and 20,125,000 shares at $10.49 and $10.40 per share at March 31, 2026 and December 31, 2025, respectively	211,067,000	209,220,000
Shareholders’ deficit:
Preference shares, $0.0001 par value; 1,000,000 authorized shares; none issued or outstanding at March 31, 2026 and December 31, 2025	—	—
Class A ordinary shares, $0.0001 par value; 479,000,000 authorized shares; 780,100 shares issued and outstanding at both March 31, 2026 and December 31, 2025 (excluding 20,125,000 shares subject to possible redemption), respectively	—	—
Class B ordinary shares, $0.0001 par value, 20,000,000 authorized shares; 6,707,663 shares issued and outstanding at March 31, 2026 and December 31, 2025	1,000	1,000
Additional paid-in capital	—	—
Accumulated deficit	(8,105,000)	(6,962,000)
Total shareholders’ deficit	(8,104,000)	(6,961,000)
Total liabilities, Class A ordinary shares subject to possible redemption and shareholders’ deficit	$211,869,000	$210,554,000

The accompanying notes are an integral part of these unaudited condensed financial statements.

NEWHOLD INVESTMENT CORP III
CONDENSED STATEMENTS OF OPERATIONS
(UNAUDITED)

	For the three months ended March 31, 2026	For the three months ended March 31, 2025
General and administrative expenses	$1,150,000	$267,000
Loss from operations	(1,150,000)	(267,000)
Other income (expense):
Interest income on Trust Account	1,847,000	657,000
Interest income on operating account	7,000	3,000
Other income	1,854,000	660,000
Net income (loss)	$704,000	$393,000
Weighted average shares of Class A ordinary outstanding - basic and diluted	20,905,100	6,736,068
Class A ordinary shares – basic and diluted net income per share	$0.03	$0.03
Weighted average Class B ordinary shares outstanding – basic and diluted	6,707,663	6,707,663
Class B ordinary shares – Basic and diluted net income (loss) per share	$0.03	$0.03

The accompanying notes are an integral part of these unaudited condensed financial statements.

NEWHOLD INVESTMENT CORP III
CONDENSED STATEMENTS OF CHANGES IN SHAREHOLDERS’ DEFICIT
(UNAUDITED)
For the three months ended March 31, 2026:

	Ordinary Shares				Additional Paid-in Capital	Accumulated Deficit	Total Shareholders’ Deficit
	Class A Ordinary Shares	Amount	Class B Ordinary Shares	Amount
Balances, December 31, 2025	780,100	$—	6,707,663	$1,000	$—	$(6,962,000)	$(6,961,000)
Accretion in value of Class A ordinary shares	—	—	—	—	—	(1,847,000)	(1,847,000)
Net income	—	—	—	—	—	704,000	704,000
Balances, March 31, 2026 (unaudited)	780,100	$—	6,707,663	$1,000	$—	$(8,105,000)	$(8,104,000)

For the three months ended March 31, 2025:

	Ordinary Shares				Additional Paid-in Capital	Accumulated Deficit	Total Shareholders’ Deficit
	Class A Ordinary Shares	Amount	Class B Ordinary Shares	Amount
Balances, December 31, 2024	—	$—	6,707,663	$1,000	$24,000	$(90,000)	$(65,000)
Issuance of 780,100 Private Placement Units to Sponsor and underwriters at $10.00 per unit	780,100	—	—	—	7,801,000	—	7,801,000
Estimated fair value of 10,062,500 Public Warrants issued as part of Units sold in the Offering	—	—	—	—	1,509,000	—	1,509,000
Allocated value of transaction costs to Public and Private Warrants	—	—	—	—	(107,000)	—	(107,000)
Accretion in value of Class A ordinary shares	—	—	—	—	(9,227,000)	(5,483,000)	(14,710,000)
Net income	—	—	—	—	—	393,000	393,000
Balances, March 31, 2025 (unaudited)	780,100	$—	6,707,663	$1,000	$—	$(5,180,000)	$(5,179,000)

The accompanying notes are an integral part of these unaudited condensed financial statements.

NEWHOLD INVESTMENT CORP III
CONDENSED STATEMENTS OF CASH FLOWS
(UNAUDITED)

Cash flows from operating activities	For the three months ended March 31, 2026	For the three months ended March 31, 2025
Net income (loss)	$704,000	$393,000
Adjustments to reconcile net income (loss) to net cash (used in) provided by operating activities:
Income earned on investments held in Trust Account	(1,847,000)	(657,000)
Changes in operating assets and liabilities:
(Increase) in prepaid expenses	(42,000)	(289,000)
Increase in accounts payable	511,000	22,000
(Decrease) increase in accrued expenses	(35,000)	89,000
Increase in deferred compensation	135,000	—
Net cash (used in) provided by operating activities	(574,000)	(442,000)
Cash flows from investing activities
Investment of cash into Trust Account	—	(202,256,000)
Net cash used in investing activities	—	(202,256,000)
Cash flows from financing activities
Proceeds from Sponsor Note	—	2,000
Repayment of Sponsor Note	—	(242,000)
Proceeds from sale of Units	—	201,250,000
Proceeds from sale of Private Placement Units	—	7,801,000
Payment of underwriting discounts and reimbursements	—	(4,075,000)
Payment of offering costs	—	(331,000)
Net cash provided by financing activities		204,405,000
Net change in cash and cash equivalents	(574,000)	1,707,000
Cash and cash equivilents – beginning of period	1,198,000	55,000
Cash and cash equivilents – end of period	$624,000	$1,762,000
Supplemental disclosure of noncash activities:
Deferred underwriting costs payable	$—	$7,044,000
Deferred offering costs included in accounts payable	$—	$75,000

The accompanying notes are an integral part of these unaudited condensed financial statements.

NEWHOLD INVESTMENT CORP III
NOTES TO CONDENSED FINANCIAL STATEMENTS
MARCH 31, 2026
(UNAUDITED)
Note 1 — Description of Organization and Business Operations
Organization and General
NewHold Investment Corp III (the “Company”) is a blank check company incorporated as a Cayman Islands exempted corporation on August 13, 2024. The Company was incorporated for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (the “Business Combination”).
As of March 31, 2026, the Company had not commenced any operations. All activity for the period from August 13, 2024 (inception) through March 31, 2026 relates to the Company’s formation and the Public Offering (as defined below) and, subsequent to the Offering, identifying and completing a suitable Business Combination. The Company will not generate any operating revenues until after the completion of its initial Business Combination, at the earliest. The Company generates non-operating income in the form of interest income on investments from the proceeds derived from the Public Offering (as defined below). The Company has selected December 31 as its fiscal year end.
All dollar amounts are rounded to the nearest thousand dollars.
Sponsor and Offering
The Company’s sponsor is NewHold Industrial Technology III LLC (the “Sponsor”). The Company intends to finance its Initial Business Combination with proceeds from the Offering of $201,250,000 of Units (as defined below) (see Note 3) and a private placement of 780,100 of Private Placement Units (as defined below) for an aggregate of $7,801,000 (see Note 4).
The registration statement for the Company’s Initial Public Offering was declared effective on February 27, 2025. On March 3, 2025, the Company consummated the Initial Public Offering (the “Public Offering” or “Offering”) of 20,125,000 units (the “Units” and, with respect to the shares of Class A ordinary shares included in the Units being offered, the “Public Shares”), including the full exercise of the underwriters’ overallotment option generating gross proceeds of $201,125,000, which is discussed in Note 3. Simultaneously with the closing of the Public Offering, the Company consummated the sale of 780,100 Private Placement Units (the “Private Placement Units”) to the Sponsor at a price of $10.00 per Private Placement Unit, or $7,801,000 in the aggregate, which is described in Note 4. The underwriters had a 45-day overallotment option to purchase up to an additional 2,625,000 Units which was fully exercised.
Upon the closing of the Offering and private placement in March 2025, approximately $202,256,000 was placed in a trust account (the “Trust Account”).
Business Combination and Trust Account
The Business Combination must be with one or more target businesses that together have a fair market value equal to at least 80% of the net balance in the Trust Account (as defined below) (excluding the amount of deferred underwriting discounts held and taxes payable on the income earned on the Trust Account) at the time of the signing an agreement to enter into a Business Combination. However, the Company will only complete a Business Combination if the post-Business Combination company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”). There is no assurance that the Company will be able to successfully effect a Business Combination.
Upon the closing of the Public Offering, an aggregate of $10.05 per Unit sold in the Public Offering approximately $202,256,000 was deposited into the Trust Account and may only be invested in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act, which invest only in direct U.S. government treasury obligations; the holding of these assets in this form is intended to be temporary and for the sole purpose of facilitating the intended Business Combination. To mitigate the risk that it might be deemed to be an investment company for purposes of the Investment Company Act, which risk increases the longer that the Company holds investments in the Trust Account, the Company may, at any time

(based on management team’s ongoing assessment of all factors related to the potential status under the Investment Company Act), instruct the trustee to liquidate the investments held in the Trust Account and instead to hold the funds in the Trust Account in cash or in an interest bearing demand deposit account at a bank. Except with respect to interest earned on the funds held in the Trust Account that may be released to the Company to pay its taxes, if any, the proceeds from the Public Offering and the sale of the Private Placement Units will not be released from the Trust Account until the earliest of (i) the completion of the Company’s initial Business Combination, (ii) the redemption of the Company’s public shares if the Company is unable to complete the initial Business Combination within 24 months from the closing of the Public Offering or by such earlier liquidation date as the board of directors may approve (the “Completion Window”), subject to applicable law, or (iii) the redemption of the Company’s public shares properly submitted in connection with a shareholder vote to amend the Company’s amended and restated memorandum and articles of association to (A) modify the substance or timing of the Company’s obligation to allow redemption in connection with the initial Business Combination or to redeem 100% of the Company’s public shares if the Company has not consummated an initial Business Combination within the Completion Window or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial Business Combination activity. The proceeds deposited in the Trust Account could become subject to the claims of the Company’s creditors, if any, which could have priority over the claims of the Company’s public shareholders.
The Company will provide the Company’s public shareholders with the opportunity to redeem all or a portion of their public shares upon the completion of the initial Business Combination either (i) in connection with a general meeting called to approve the initial Business Combination or (ii) without a shareholder vote by means of a tender offer. The decision as to whether the Company will seek shareholder approval of a proposed initial Business Combination or conduct a tender offer will be made by the Company, solely in its discretion. The public shareholders will be entitled to redeem their shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the initial Business Combination, including interest earned on the funds held in the Trust Account (less taxes payable), divided by the number of then outstanding public shares, subject to the limitations. The amount in the Trust Account is initially anticipated to be $10.05 per public share.
The ordinary shares subject to redemption have been recorded at a redemption value and classified as temporary equity upon the completion of the Public Offering, in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 480, “Distinguishing Liabilities from Equity.”
The Company will have only the duration of the Completion Window to complete the initial Business Combination. However, if the Company is unable to complete its initial Business Combination within the Completion Window, the Company will as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will constitute full and complete payment for the public shares and completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation or other distributions, if any), subject to the Company’s obligations under Cayman Islands law to provide for claims of creditors and subject to the other requirements of applicable law.
The Sponsor, officers and directors have entered into a letter agreement with the Company, pursuant to which they have agreed to (i) waive their redemption rights with respect to their founder shares, private shares and public shares in connection with the completion of the initial Business Combination or an earlier redemption in connection with the commencement of the procedures to consummate the initial Business Combination if the Company determines it is desirable to facilitate the completion of the initial Business Combination; (ii) waive their redemption rights with respect to their founder shares, private shares and public shares in connection with a shareholder vote to approve an amendment to the Company’s amended and restated memorandum and articles of association; (iii) waive their rights to liquidating distributions from the Trust Account with respect to their founder shares and private shares if the Company fails to complete the initial Business Combination within the Completion Window, although they will be entitled to liquidating distributions from the Trust Account with respect to any public shares they hold if the Company fails to complete the initial Business Combination within the Completion Window and to liquidating distributions from assets outside the Trust Account; and (iv) vote any founder shares held by them and any public shares purchased during or after the Public Offering (including in open market and privately negotiated transactions) in favor of the initial Business Combination.
The Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has entered into a written letter of intent, confidentiality or other similar agreement or Business Combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.05 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.05 per share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under the Company’s indemnity of the underwriters of the Public Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). However, the Company has not asked the Sponsor to reserve for such indemnification obligations, nor has the Company independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and the Company believes that the Sponsor’s only assets are securities of the Company. Therefore, the Company cannot assure that the Sponsor would be able to satisfy those obligations.
Liquidity and Capital Resources
As of March 31, 2026, the Company had approximately $624,000 in cash and cash equivalents and approximately $1,100,000 of negative working capital (which includes deferred compensation of approximately $588,000 that is not payable until the closing of a Business Combination). Further, the Company has incurred and expects to continue to incur significant costs in pursuit of its financing and acquisition plans. These conditions indicate that the Company may need additional working capital. In addition, if the Company cannot complete a Business Combination before March 3, 2027, it could be forced to wind up its operations and liquidate unless it obtains shareholder approval to extend the date on which it must complete its initial Business Combination. In connection with the Company’s assessment of going concern considerations in accordance with Accounting Standards Update (“ASU”) 2014-15, “Disclosures of Uncertainties about an Entity’s Ability to Continue as a Going Concern,” as of December 31, 2025, the Company the Company has concluded that these conditions raise substantial doubt about the Company’s ability to continue as a going concern for a period of one year after the date that the unaudited condensed financial statements are issued. The Company’s plan to deal with this uncertainty is to work closely with vendors and service providers to preserve cash, to raise cash through additional working capital loans from its Sponsor and/or external financing sources to the extent necessary and to complete a Business Combination prior to the time required for completion in March 2027. There is no assurance that the Company’s plans to consummate a Business Combination, work with creditors to preserve cash and to receive loans, if available, from its Sponsor and/or external financing sources will be successful or successful within the required timeframe. The unaudited condensed financial statements do not include any adjustments that might result from the outcome of these uncertainties.
Note 2 — Significant Accounting Policies
Basis of Presentation
The accompanying unaudited condensed financial statements of the Company are presented in U.S. dollars and have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for interim financial information and in accordance with the instructions to Form 10-Q and Article 8 of Regulation S-X promulgated under the Securities Act. Certain information or footnote disclosures normally included in financial statements prepared in accordance with U.S. GAAP have been condensed or omitted, pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”) for interim financial reporting. Accordingly, they do not include all the information and footnotes necessary for a complete presentation of financial position, results of operations, or cash flows. In the opinion of management, the accompanying unaudited condensed financial statements include all adjustments, consisting of a normal recurring nature, which are necessary for a fair presentation of the financial position, operating results and cash flows for the periods presented.
The accompanying unaudited condensed financial statements should be read in conjunction with the audited financial statements as of December 31, 2025 annual report on Form 10-K filed with the SEC on April 1, 2026 as well as the Registration Statement in connection with the Company’s Public Offering filed with the SEC on March 3, 2025 and the audited Closing Balance Sheet as of March 3, 2025 included in the Current Report on Form 8-K filed with the SEC on March 6, 2025. The interim results for the three months ended March 31, 2026 are not necessarily indicative of the results to be expected for the period ending December 31, 2026 or for any other future periods.
Emerging Growth Company Status
The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.
Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.
Use of Estimates
The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the unaudited condensed financial statements.
Making estimates requires management to exercise significant judgement. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the unaudited condensed financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from those estimates.
Cash and Cash Equivalents
The Company considers all highly liquid instruments with original maturities of three months or less when acquired to be cash equivalents. The Company had approximately $624,000 and $1,198,000, respectively, invested in cash or cash equivalents (money market funds) as of March 31, 2026 and December 31, 2025.
The Trust Account
The funds in the Trust Account are to be invested only in U.S. government treasury bills with a maturity of one hundred eighty-five (185) days or less or in money market funds that meet certain conditions under Rule 2a-7 under the Investment Company Act of 1940 and that invest only in direct U.S. government obligations and may at any time be held as cash or cash items, including in demand deposit accounts at a bank. Funds will remain in the Trust Account until the earlier of (i) the consummation of the initial Business Combination or (ii) the distribution of the Trust Account proceeds as described below. The remaining proceeds outside the Trust Account may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses.
The Company’s amended and restated memorandum and articles of association provides that, other than the permitted withdrawals, if any, none of the funds held in the Trust Account will be released until the earlier of (i) the completion of the initial Business Combination; (ii) the redemption of any Class A ordinary shares, $0.0001 par value, of the Company (the “Public Shares”), that have been properly submitted in connection with a shareholder vote to approve an amendment to the Company’s amended and restated memorandum and articles of association (A) in a manner that would modify the substance or timing of its obligation to redeem the Public Shares in connection with the initial Business Combination or to redeem 100% of the Public Shares if the Company does not complete an initial Business Combination within 24 months from the closing of the Offering or (B) with respect to any other provision relating to the rights of holders of the Public Shares or pre-initial Business Combination activity; and (iii) the redemption of 100% of the Public Shares if the Company is unable to complete an initial Business Combination within 24 months from the closing of the Offering (subject to the requirements of law). The proceeds deposited in the Trust Account could become subject to the claims of the Company’s creditors, if any, which could have priority over the claims of the Company’s public shareholders.

Concentration of Credit Risk
Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in a financial institution, which at times, may exceed the Federal Deposit Insurance Corporation coverage of $250,000. Any loss incurred or lack of access to such funds could have a significant adverse impact on the Company’s financial condition, results of operations and cash flows.
Fair Value of Financial Instruments
The fair value of the Company’s assets and liabilities, which qualify as financial instruments under FASB ASC 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the unaudited condensed financial statements, primarily due to its short-term nature.
Fair Value Measurements
Fair value is defined as the price that would be received for sale of an asset or paid for transfer of a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). These tiers include:
•	Level 1, defined as observable inputs such as quoted prices (unadjusted) for identical instruments in active markets;
•
Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable such as quoted prices for similar instruments in active markets or quoted prices for identical or similar instruments in markets that are not active; and

•
Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions, such as valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable. In some circumstances, the inputs used to measure fair value might be categorized within different levels of the fair value hierarchy. In those instances, the fair value measurement is categorized in its entirety in the fair value hierarchy based on the lowest level input that is significant to the fair value measurement.

Derivative Financial Instruments
The Company evaluates its financial instruments to determine if such instruments are derivatives or contain features that qualify as embedded derivatives in accordance with ASC Topic 815, “Derivatives and Hedging”. For derivative financial instruments that are accounted for as liabilities, the derivative instrument is initially recorded at its fair value on the grant date and is then re-valued at each reporting date, with changes in the fair value reported in the condensed statements of operations. The classification of derivative instruments, including whether such instruments should be recorded as liabilities or as equity, is evaluated at the end of each reporting period. Derivative liabilities are classified in the condensed balance sheets as current or non-current based on whether or not net cash settlement or conversion of the instrument could be required within 12 months of the condensed balance sheet date.
Offering Costs
The Company complies with the requirements of the ASC 340-10-S99 and SEC Staff Accounting Bulletin Topic 5A, “Expenses of Offering.” Deferred offering costs consist principally of professional and registration fees that are related to the Public Offering. FASB ASC 470-20, “Debt with Conversion and Other Options,” addresses the allocation of proceeds from the issuance of convertible debt into its equity and debt components. The Company applies this guidance to allocate Public Offering proceeds from the Public Units between Class A ordinary shares and warrants, using the residual method by allocating Public Offering proceeds first to assigned value of the warrants and then to the Class A ordinary shares. Offering costs allocated to the Class A ordinary shares subject to possible redemption are charged to temporary equity and offering costs allocated to the warrants included in the Public Units and Private Placement Units are charged to shareholders’ deficit as the warrants included in the Public Units and Private Placement Units after management’s evaluation are accounted for under equity treatment.
During the three months ended March 31, 2025, offering costs amounted to approximately $11,645,000, consisting of $4,075,000 of upfront discount and expenses to the underwriters, approximately $7,044,000 of deferred underwriting fees and $526,000 of other offering costs. Approximately $107,000 of such costs was allocated to the Public Warrants and the Private Placement Units and the remainder, approximately $11,538,000, was allocated to Class A ordinary shares subject to redemption, based on their relative fair values.
Class A Ordinary Shares Subject to Possible Redemption
As discussed in Note 3, all of the 20,125,000 public shares sold as part of Units in the Public Offering contain a redemption feature which allows for the redemption of public shares if the Company holds a shareholder vote or there is a tender offer for shares in connection with a Business Combination. In accordance with FASB ASC 480, redemption provisions not solely within the control of the Company require the security to be classified outside of permanent equity. Ordinary liquidation events, which involve the redemption and liquidation of all of the entity’s equity instruments, are excluded from the provisions of FASB ASC 480.
All Class A ordinary shares are redeemable and classified as such on the Company’s condensed balance sheets until such time as a redemption event takes place. As of March 31, 2026 and December 31, 2025, respectively, the value of Class A ordinary shares that may be redeemed is equal to approximately $10.49 and $10.40 per share (which is the assumed redemption price) multiplied by 20,125,000 shares of Class A ordinary shares.
The Company recognizes changes immediately as they occur and adjusts the carrying value of the securities at the end of each reporting period. Increases or decreases in the carrying amount of redeemable Class A ordinary shares are affected by adjustments to accumulated deficit. Accordingly, as of March 31, 2026 and December 31, 2025, all of the 20,125,000 public shares were classified outside of permanent equity. Class A ordinary shares subject to possible redemption consist of the following:

	Dollars	Shares
Gross proceeds of Offering	$201,250,000	20,125,000
Less: Offering proceeds allocated to Public Warrants	(1,509,000)	—
Offering costs	(11,538,000)	—
Plus: Accretion of carrying value to redemption value	21,017,000	—
Class A ordinary shares subject to possible redemption as of December 31, 2025	$209,220,000	20,125,000
Plus: Accretion of carrying value to redemption value	1,847,000	—
Class A ordinary shares subject to possible redemption as of March 31, 2026	$211,067,000	20,125,000

Warrant Instruments
The Company accounts for the Warrants issued in connection with the Public Offering and the private placement in accordance with the guidance contained in FASB ASC Topic 815, “Derivatives and Hedging”. Accordingly, the Company evaluated and has classified the warrant instruments under equity treatment at their assigned values. There are an aggregate 10,452,550 Warrants to purchase an aggregate 10,452,550 Class A ordinary shares currently included in the Units sold in the Public Offering and the Private Placement as of March 31, 2026 (see Notes 4 and 8).
Net Income (Loss) per Ordinary Share
The Company complies with accounting and disclosure requirements of FASB ASC Topic 260, “Earnings Per Share.” Net income (loss) per share of ordinary shares is computed by dividing net income or loss applicable to ordinary shareholders by the weighted average number of shares of ordinary shares outstanding during the period plus, to the extent dilutive, the incremental number of shares of ordinary shares to settle Warrants, as calculated using the treasury stock method.
The Company has not considered the effect of the Warrants sold in the Offering and Private Placement to purchase an aggregate of 10,452,550 Class A ordinary shares in the calculation of diluted income per share, since their inclusion would be anti-dilutive under the treasury stock method and are contingent on future events. As a result, diluted income per share of Class A ordinary shares is the same as basic income per share of ordinary shares for the period presented.
The Company has two classes of ordinary shares, which are referred to as Class A ordinary shares and Class B ordinary shares. Income and losses are shared pro rata among the two classes of ordinary shares. Net income (loss) per share of ordinary shares is calculated by dividing the net income (loss) by the weighted average number of shares of ordinary shares outstanding during the respective period. The changes in redemption value that are accreted to Class A ordinary shares subject to redemption (see below) are representative of fair value and therefore is not factored into the calculation of earnings per share.
The following tables reflect the net income (loss) per share after allocating income between the shares based on outstanding shares:

	Three months ended March 31, 2026		Three months ended March 31, 2025
	Class A	Class B	Class A	Class B
Numerator:
Basic and diluted net income per share of ordinary shares:
Allocation of income – basic and diluted	$533,000	$171,000	$197,000	$196,000
Denominator:
Basic and diluted weighted average share of ordinary shares:	20,905,100	6,707,663	6,736,068	6,707,663
Basic and diluted net income per share of common share	$0.03	$0.03	$0.03	$0.03

Income Taxes
The Company accounts for income taxes under ASC Topic 740, “Income Taxes,” which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.
ASC Topic 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. The Company’s management determined that the Cayman Islands is the Company’s major tax jurisdiction. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. As of March 31, 2026, there were no unrecognized tax benefits and no amounts accrued for interest and penalties. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position.
The Company is considered to be an exempted Cayman Islands company with no connection to any other taxable jurisdiction and is presently not subject to income taxes or income tax filing requirements in the Cayman Islands or the United States. As such, the Company’s tax liability was zero at both March 31, 2026 and December 31, 2025.
Recent Accounting Standards
Management does not believe that any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s unaudited condensed financial statements.
Note 3 — Public Offering
Pursuant to the Public Offering, the Company offered for sale 20,125,000 Units (including the exercise of the underwriters’ over-allotment option in full) at a purchase price of $10.00 per Unit. Each Unit consists of one Class A ordinary share, and one-half of one redeemable warrant. Each whole warrant will entitle the holder to purchase one Class A ordinary share at a price of $11.50 per share, subject to adjustment. Each warrant will become exercisable 30 days after the completion of the initial Business Combination and will expire five years after the completion of the initial Business Combination, or earlier upon redemption or liquidation. The Company allocated approximately $1,509,000 of the Offering proceeds to the estimated fair value of the Public Warrants using a Binomial lattice model (a Level 3 valuation) using the following assumptions:

Share price	$9.945
Expected term (in years)	6
Volatility	4.0%
Risk-free rate	4.0%

The public warrants have been classified with shareholders’ deficit and will not require remeasurement after issuance.
See Note 8 for further discussion of the warrants included in the Units and the Private Placement Units.
Note 4 — Private Placement
The Sponsor and the underwriters in the Public Offering have purchased an aggregate of 780,100 Private Placement Units consisting of one Class A ordinary share and one-half warrant in which each whole warrant is exercisable to purchase one Class A ordinary share at $11.50 per share, at a price of $10.00 per unit, or $7,801,000, in a private placement that closed simultaneously with the closing of the Public Offering. Of those 780,100 Private Placement Units, the Sponsor purchased 552,600 Private Placement Units and the underwriters in the Public Offering purchased 227,500 private placement units. Each whole warrant entitles the registered holder to purchase one Class A ordinary share at a price of $11.50 per share, subject to adjustment.
The Private Placement Units are identical to the Public Units sold in the Public Offering except that, so long as they are held by the Sponsor, the underwriters or their permitted transferees, the Private Placement Units (i) may not (including the Class A ordinary shares issuable upon exercise of the warrants contained in the Private Placement Units), subject to certain limited exceptions, be transferred, assigned or sold by the holders until 30 days after the completion of the initial Business Combination, (ii) will be entitled to registration rights and (iii) with respect to private placement units contained in the Private Placement Units held by the underwriters and/or their designees, will not be exercisable more than five years from the commencement of sales in this offering in accordance with Financial Industry Regulatory Authority (“FINRA”) Rule 5110(g)(8).
The Sponsor and the Company’s officers and directors have entered into a letter agreement with the Company, pursuant to which they have agreed to (i) waive their redemption rights with respect to their founder shares, private shares and public shares in connection with the completion of the initial Business Combination or an earlier redemption in connection with the commencement of the procedures to consummate the initial Business Combination if the Company determines it is desirable to facilitate the completion of the initial Business Combination; (ii) waive their redemption rights with respect to their founder shares, private shares and public shares in connection with a shareholder vote to approve an amendment to the Company’s amended and restated memorandum and articles of association (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with the initial Business Combination or to redeem 100% of the public shares if the Company has not consummated an initial Business Combination within the Completion Window or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial Business Combination activity; (iii) waive their rights to liquidating distributions from the Trust Account with respect to their founder shares and private shares if the Company fails to complete the initial Business Combination within the Completion Window, although they will be entitled to liquidating distributions from the Trust Account with respect to any public shares they hold if the Company fails to complete the initial Business Combination within the Completion Window and to liquidating distributions from assets outside the Trust Account; and (iv) vote any founder shares held by them and any public shares purchased during or after the Public Offering (including in open market and privately negotiated transactions) in favor of the initial Business Combination.
Note 5 — Related Party Transactions
Founder Shares
In September 2024, the Company issued an aggregate of 5,031,250 Class B ordinary shares, $0.0001 par value (the “Founder Shares”), in exchange for a $25,000 payment (approximately $0.005 per share) from the Sponsor to cover certain expenses on behalf of the Company. Up to 656,250 of the Founder Shares may have been surrendered by the Sponsor for no consideration depending on the extent to which the underwriters’ over-allotment is exercised.
In October 2024, the Company executed a share recapitalization in which an additional 1,676,413 fully paid Class B ordinary shares were issued to the Sponsor, and as a result of which the Sponsor has purchased and holds an aggregate of 6,707,663 Class B ordinary shares. Following and as a result of that capitalization and issuance of Founder Shares, the Sponsor is deemed to have purchased the Founder Shares for $0.004 per share. Up to 874,912 of the Founder Shares may be surrendered by the Sponsor for no consideration depending on the extent to which the underwriters’ over-allotment is exercised. Since the underwriters exercised their overallotment option in full, no Founder Shares have been or will be surrendered by the Sponsor.
The Company’s initial shareholders have agreed not to transfer, assign or sell any of their Founder Shares and any Class A ordinary shares issued upon conversion thereof until the earlier to occur of (i) six months after the completion of the initial Business Combination or (ii) the date on which the Company completes a liquidation, merger, share exchange or other similar transaction after the initial Business Combination that results in all of the Company’s shareholders having the right to exchange their Class A ordinary shares for cash, securities or other property. Any permitted transferees will be subject to the same restrictions and other agreements of the Company’s initial shareholders with respect to any Founder Shares (the “Lock-up”). Notwithstanding the foregoing, if (1) the closing price of the Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for share subdivisions, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 30 days after the initial Business Combination or (2) if the Company consummates a transaction after the initial Business Combination which results in the Company’s shareholders having the right to exchange their shares for cash, securities or other property, the Founder Shares will be released from the Lock-up.
On February 19, 2025, the Sponsor transferred an aggregate of 278,000 Founder Shares to members of the Company’s board of directors, resulting in the Sponsor holding 6,429,663 Founder Shares (see Note 8). The sale of the Founder Shares to the Company’s directors is in the scope of FASB ASC Topic 718, “Compensation-Stock Compensation” (“ASC 718”). Under ASC 718, stock-based compensation associated with equity-classified awards is measured at fair value upon the grant date. The fair value of the 278,000 shares granted to the Company’s members of the board of directors was $55,600 or $0.20 per share. The Founder Shares were granted subject to a performance condition (i.e., the occurrence of a Business Combination). Compensation expense related to the Founder Shares is recognized only when the performance condition is probable of occurrence under the applicable accounting literature in this circumstance. As of March 31, 2026, the Company determined that a Business Combination is not considered probable, and, therefore, no stock-based compensation expense has been recognized. The fair value was determined using a binomial lattice model, discounted for the probability of a Business Combination and the Public Offering occurring, with a volatility of 4.0% and a risk-free rate of 4.4%.
Promissory Note — Related Party
The Sponsor agreed to loan the Company an aggregate of up to $350,000 to be used for a portion of the expenses of the Public Offering. The loan is non-interest bearing, unsecured and due at the earlier of the closing date of the Public Offering or the date on which the Company determines not to conduct an initial public offering. The Company had borrowed approximately $242,000 under the promissory note as of December 31, 2024 and another approximately $2,000 prior to the closing, all of which was paid at closing on March 3, 2025 and, as such, is no longer payable or available.
Administrative Services Agreement
Commencing on the effective date of the Public Offering, February 27, 2025, the Company has entered into an agreement with the Sponsor or an affiliate to pay an aggregate of $40,000 per month for office space, utilities, and secretarial and administrative support and including $21,500 and $7,100, respectively, per month to the Company’s Chief Operating Officer and Chief Financial Officer. During the three months ended March 31, 2026 and 2025, respectively, approximately $120,000 and $40,000 was charged to operations and no amounts were outstanding at March 31, 2026 or 2025.
Executive Officer Compensation
Also, commencing on the date on which the securities are first listed on the Nasdaq Global Market, on February 27, 2025, the Company agreed to compensate each of its Chief Executive Officer, Chief Operating Officer and Chief Financial Officer $15,000 per month for their services prior to the consummation of the Company’s initial Business Combination, all of which would be payable upon the completion of the Company’s initial Business Bombination. Approximately $135,000 and $0, respectively, was charged to operations during the three months ended March 31, 2026 and 2025 for these agreements. The total amount accrued for deferred compensation aggregated approximately $588,000 and $453,000, respectively, at March 31, 2026 and December 31, 2025. See also above for cash compensation paid to certain officers as part of the Administrative Services Agreement.
Working Capital Loans
In order to finance transaction costs in connection with a Business Combination, the Sponsor or an affiliate of the Sponsor or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (the “Working Capital Loans”). If the Company completes a Business Combination, the Company would repay the Working Capital Loans. In the event that a Business Combination does not close, the Company may use a portion of the working capital held outside the Trust Account to repay the Working Capital Loans but no proceeds from the Trust Account would be used to repay the Working Capital Loans. Up to $1,500,000 of such Working Capital Loans may be convertible into private placement units of the post-Business Combination entity at a price of $10.00 per unit at the option of the lender. As of March 31, 2026 and December 31, 2025, no such Working Capital Loans were outstanding.
Note 6 — Trust Account and Fair Value Measurement
The Company complies with FASB ASC 820, “Fair Value Measurements,” for its financial assets and liabilities that are re-measured and reported at fair value at each reporting period, and non-financial assets and liabilities that are re-measured and reported at fair value at least annually.
Upon the closing of the Offering and the Private Placement, a total of $202,256,000 was deposited into the Trust Account. The proceeds in the Trust Account may be invested in either U.S. government treasury bills with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940, as amended, and that invest solely in U.S. government treasury obligations.
At March 31, 2026 and December 31, 2025, the balance in the Trust Account was held in a money market fund meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940, as amended, and that invest solely in U.S. government treasury obligations. The balance in the Trust Account is presented at fair value.
When it has them, the Company classifies its U.S. government treasury bills and equivalent securities as held to maturity in accordance with FASB ASC 320, “Investments - Debt and Equity Securities.” Held-to-maturity securities are those securities which the Company has the ability and intent to hold until maturity. Held-to-maturity U.S. government treasury bills are recorded at amortized cost and adjusted for the amortization of discounts. There are no held-to-maturity securities held by the Company at March 31, 2026 or December 31, 2025.
The following table presents information about the Company’s assets that are measured at fair value on a recurring basis as of March 31, 2026 and December 31, 2025 and indicates the fair value hierarchy of the valuation techniques the Company utilized to determine such fair value. Since all of the Company’s permitted investments at March 31, 2026 and December 31, 2025 consisted of money market funds that invest only in U.S. government treasury bills, fair values of its investment are determined by Level 1 inputs utilizing quoted prices (unadjusted) in active markets for identical assets or liabilities as follows:

Description at March 31, 2026	Quoted Price Prices in Active Markets (Level 1)
Assets:
Money market funds	$211,067,000

Description at December 31, 2025	Quoted Price Prices in Active Markets (Level 1)
Assets:
Money market funds	$209,220,000

Note 7 — Commitments and Contingencies
Risks and Uncertainties
The United States and global markets are experiencing volatility and disruption following the geopolitical instability resulting from the ongoing Russia-Ukraine conflict, the hostilities in Iran and the recent escalation of the Israel-Hamas conflict. In response to the ongoing Russia-Ukraine conflict, the North Atlantic Treaty Organization (“NATO”) deployed additional military forces to eastern Europe, and the United States, the United Kingdom, the European Union

and other countries have announced various sanctions and restrictive actions against Russia, Belarus and related individuals and entities, including the removal of certain financial institutions from the Society for Worldwide Interbank Financial Telecommunication payment system. Certain countries, including the United States, have also provided and may continue to provide military aid or other assistance to Ukraine and to Israel, increasing geopolitical tensions among a number of nations. The invasion of Ukraine by Russia, the hostilities in Iran and the escalation of the Israel-Hamas conflict and the resulting measures that have been taken, and could be taken in the future, by NATO, the United States, the United Kingdom, the European Union, Israel and its neighboring states and other countries have created global security concerns that could have a lasting impact on regional and global economies. Although the length and impact of the ongoing conflicts are highly unpredictable, they could lead to market disruptions, including significant volatility in commodity prices, credit and capital markets, as well as supply chain interruptions and increased cyberattacks against U.S. companies. Additionally, any resulting sanctions could adversely affect the global economy and financial markets and lead to instability and lack of liquidity in capital markets.
Any of the above-mentioned factors, or any other negative impact on the global economy, capital markets or other geopolitical conditions resulting from the Russian invasion of Ukraine, the escalation of the Israel-Hamas conflict and subsequent sanctions or related actions, could adversely affect the Company’s search for an initial Business Bombination and any target business with which the Company may ultimately consummate an initial Business Combination.
Registration Rights
The holders of the Founder Shares, Private Placement Units and the Class A ordinary shares underlying the warrants contained in such Private Placement Units and Units that may be issued upon conversion of the Working Capital Loans have registration rights to require the Company to register for resale of any of the Company’s securities held by them and any other securities of the Company acquired by them prior to the consummation of the initial Business Combination pursuant to a registration rights agreement. The holders of these securities are entitled to make up to three demands, excluding short form demands, that the Company registers such securities. In addition, the holders have certain piggyback registration rights with respect to registration statements filed subsequent to the completion of the initial Business Combination. The Company will bear the expenses incurred in connection with the filing of any such registration statements.
Underwriters’ Agreement
The underwriters had a 45-day option from the date of the Public Offering to purchase up to an additional 2,625,000 units to cover over-allotments, which option was exercised in full at closing.
The underwriters were paid a cash underwriting discount of $4,025,000 in the aggregate including the exercise in full of the underwriters’ over-allotment option) (the “Base Fee”) as well as reimbursement of $50,000 of expenses, upon the closing of the Public Offering. Additionally, the underwriters will be entitled to a deferred underwriting discount of $7,043,750 in the aggregate including the underwriters’ exercise in full of the over-allotment option, payable to the underwriters only upon the consummation of an initial Business Combination. The deferred underwriting discount will be payable to the underwriters upon the closing of the initial Business Combination in three portions, as follows: (i) $0.15 per unit sold in the Public Offering shall be paid to the underwriters in cash, (ii) up to $0.10 per unit sold in the Public Offering shall be paid to the underwriters in cash, based on the funds remaining in the Trust Account after giving effect to Class A ordinary shares that are redeemed in connection with an initial Business Combination and (iii) $0.10 per unit sold in the Public Offering shall be paid to the underwriters in cash (such aggregate amount, the “Allocable Amount”), provided that, after completion of the Public Offering and the underwriters’ receipt of 100% of the Base Fee, the Company has the right, in its sole discretion, not to pay all or any portion of the Allocable Amount to the underwriters and to use the Allocable Amount for expenses in connection with the initial Business Combination.
Note 8 — Shareholders’ Deficit
Preference Shares
The Company is authorized to issue a total of 1,000,000 preference shares at par value of $0.0001 each after a share recapitalization in October 2024 that reduced authorize shares from 5,000,000 shares. At March 31, 2026 and December 31, 2025, there were no preference shares issued or outstanding.

Class A Ordinary Shares
The Company is authorized to issue a total of 479,000,000 Class A ordinary shares at par value of $0.0001 each after a share recapitalization in October 2024 that reduced authorized shares from 500,000,000 shares. At both March 31, 2026 and December 31, 2025, there were 780,100 Class A ordinary shares issued and outstanding, excluding 20,125,000 shares that are subject to possible redemption.
Class B Ordinary Shares
The Company is authorized to issue a total of 20,000,000 Class B ordinary shares at par value of $0.0001 each after a share recapitalization in October 2024 that reduced authorized shares from 500,000,000 shares. In September 2024, the Company issued an aggregate of 5,031,250 Class B ordinary shares, $0.0001 par value, in exchange for a $25,000 payment (approximately $0.005 per share) from the Sponsor to cover certain expenses on behalf of the Company. The Founder Shares included an aggregate of up to 656,250 shares subject to forfeiture if the over-allotment option is not exercised by the underwriters in full.
In October 2024, the Company executed a share recapitalization in which an additional 1,676,413 fully paid Class B ordinary shares were issued to the Sponsor, and as a result of which the Sponsor has purchased and holds an aggregate of 6,707,663 Class B ordinary shares. Following and as a result of that capitalization and issuance of Founder Shares, the Sponsor is deemed to have purchased the Founder Shares for $0.004 per share. Up to 874,912 of the Founder Shares could have been surrendered by the Sponsor for no consideration depending on the extent to which the underwriters’ over-allotment is exercised. Since the underwriters exercised their overallotment option in full, no Founder Shares have been or will be surrendered by the Sponsor.
The Founder Shares will automatically convert into Class A ordinary shares concurrently with or immediately following the consummation of the initial Business Combination or earlier at the option of the holder on a one-for-one basis, subject to adjustment for share subdivisions, share capitalizations, reorganizations, recapitalizations and the like, and subject to further adjustment as provided herein. In the case that additional Class A ordinary shares, or any other equity-linked securities, are issued or deemed issued in excess of the amounts sold in this offering and related to or in connection with the closing of the initial Business Combination, the ratio at which Class B ordinary shares convert into Class A ordinary shares will be adjusted (unless the holders of a majority of the outstanding Class B ordinary shares agree to waive such adjustment with respect to any such issuance or deemed issuance) so that the number of Class A ordinary shares issuable upon conversion of all Class B ordinary shares will equal, in the aggregate, 25% of the sum of (i) the total number of all Class A ordinary shares outstanding upon the completion of this offering (including any Class A ordinary shares issued pursuant to the underwriters’ over-allotment option and excluding the Class A ordinary shares underlying the warrants contained in the private placement units), plus (ii) all Class A ordinary shares and equity-linked securities issued or deemed issued, in connection with the closing of the initial Business Combination (excluding any shares or equity-linked securities issued, or to be issued, to any seller in the initial Business Combination and any private placement-equivalent warrants issued to the Sponsor or any of its affiliates or to the Company’s officers or directors upon conversion of working capital loans) minus (iii) any redemptions of Class A ordinary shares by public shareholders in connection with an initial Business Combination; provided that such conversion of Founder Shares will never occur on a less than one-for-one basis.
On February 19, 2025, the Sponsor transferred an aggregate of 278,000 Founder Shares to members of the Company’s board of directors, resulting in the Sponsor holding 6,429,663 Founder Shares. The transfer of the Founder Shares to the Company’s directors is in the scope of FASB ASC Topic 718, “Compensation-Stock Compensation” (“ASC 718”). Under ASC 718, stock-based compensation associated with equity-classified awards is measured at fair value upon the grant date. The Founder Shares were granted subject to a performance condition (i.e., the occurrence of a Business Combination). Compensation expense related to the Founder Shares is recognized only when the performance condition is probable of occurrence under the applicable accounting literature in this circumstance. As of March 31, 2026, the Company determined that a Business Combination is not considered probable, and, therefore, no stock-based compensation expense has been recognized (see Note 5).
Holders of record of the Company’s Class A ordinary shares and Class B ordinary shares are entitled to one vote for each share held on all matters to be voted on by shareholders. Unless specified in the amended and restated memorandum and articles of association or as required by the Companies Act or stock exchange rules, an ordinary resolution under Cayman Islands law and the amended and restated memorandum and articles of association, which requires the affirmative vote of at least a majority of the votes cast by such shareholders as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at the applicable general meeting of the Company is generally required to approve any matter voted on by the shareholders. Approval of certain actions requires a special resolution under Cayman Islands law, which (except as specified below) requires the affirmative vote of at least two-thirds of the votes cast by such shareholders as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at the applicable general meeting, and pursuant to the amended and restated memorandum and articles of association, such actions include amending the amended and restated memorandum and articles of association and approving a statutory merger or consolidation with another company. There is no cumulative voting with respect to the appointment of directors, meaning, following the initial Business Combination, the holders of more than 50% of the ordinary shares voted for the appointment of directors can elect all of the directors. Prior to the consummation of the initial Business Combination, only holders of the Class B ordinary shares will (i) have the right to vote on the appointment and removal of directors and (ii) be entitled to vote on continuing the Company in a jurisdiction outside the Cayman Islands (including any special resolution required to amend the constitutional documents or to adopt new constitutional documents, in each case, as a result of approving a transfer by way of continuation in a jurisdiction outside the Cayman Islands). Holders of the Class A ordinary shares will not be entitled to vote on these matters during such time. These provisions of the amended and restated memorandum and articles of association may only be amended if approved by a special resolution passed by the affirmative vote of at least 90% (or, where such amendment is proposed in respect of the consummation of the initial Business Combination, two-thirds) of the votes cast by such shareholders as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at the applicable general meeting of the Company.
Warrants
At March 31, 2026 and December 31, 2025, there were an aggregate 10,452,550 warrants included in the Public Units and Private Placement Units to purchase an aggregate 10,452,550 shares of Class A ordinary shares including 10,062,500 public warrants to purchase 10,062,500 shares and 390,050 warrants to purchase 390,050 shares under private placement units. Each whole warrant entitles the holder to purchase one Class A ordinary share at a price of $11.50 per share, subject to adjustment as discussed herein. The warrants cannot be exercised until 30 days after the completion of the initial Business Combination, and will expire at 5:00 p.m., New York City time, five years after the completion of the initial Business Combination or earlier upon redemption or liquidation (see Note 3).
The Company will not be obligated to deliver any Class A ordinary shares pursuant to the exercise of a warrant and will have no obligation to settle such warrant exercise unless a registration statement under the Securities Act with respect to the Class A ordinary shares underlying the warrants is then effective and a prospectus relating thereto is current. No warrant will be exercisable and the Company will not be obligated to issue a Class A ordinary share upon exercise of a warrant unless the Class A ordinary share issuable upon such warrant exercise has been registered, qualified or deemed to be exempt under the securities laws of the state of residence of the registered holder of the warrants. In the event that the conditions in the two immediately preceding sentences are not satisfied with respect to a warrant, the holder of such warrant will not be entitled to exercise such warrant and such warrant may have no value and expire worthless. In no event will the Company be required to net cash settle any warrant. In the event that a registration statement is not effective for the exercised warrants, the purchaser of a unit containing such warrant will have paid the full purchase price for the unit solely for the Class A ordinary share underlying such unit.
Under the terms of the warrant agreement, the Company has agreed that, as soon as practicable, but in no event later than 20 business days, after the closing of its Business Combination, it will use its commercially reasonable efforts to file with the SEC a post-effective amendment to the registration statement for the Public Offering or a new registration statement covering the registration under the Securities Act of the Class A ordinary shares issuable upon exercise of the warrants and thereafter will use its commercially reasonable efforts to cause the same to become effective within 60 business days following the Company’s initial Business Combination and to maintain a current prospectus relating to the Class A ordinary shares issuable upon exercise of the warrants until the expiration of the warrants in accordance with the provisions of the warrant agreement. If a registration statement covering the Class A ordinary shares issuable upon exercise of the warrants is not effective by the sixtieth (60th) business day after the closing of the initial Business Combination, warrant holders may, until such time as there is an effective registration statement and during any period when the Company will have failed to maintain an effective registration statement, exercise warrants on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act or another exemption. Notwithstanding the above, if the Class A ordinary shares are at the time of any exercise of a warrant not listed on a national securities exchange such that they satisfy the definition of a “covered security” under Section 18(b)(1) of the Securities Act, the Company may, at its option, require holders of public warrants who exercise their warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event the Company so elects, the Company will not be required to file or maintain in effect a registration statement, and in the event the Company does not so elect, the Company will use its commercially reasonable efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available.
If the holders exercise their public warrants on a cashless basis, they would pay the warrant exercise price by surrendering the warrants for that number of Class A ordinary shares equal to the quotient obtained by dividing (x) the product of the number of Class A ordinary shares underlying the warrants, multiplied by the excess of the “fair market value” of the Class A ordinary shares over the exercise price of the warrants by (y) the fair market value. The “fair market value” is the average reported closing price of the Class A ordinary shares for the 10 trading days ending on the third trading day prior to the date on which the notice of exercise is received by the warrant agent or on which the notice of redemption is sent to the holders of warrants, as applicable.
Redemption of Warrants When the Price per Class A Ordinary Share Equals or Exceeds $18.00: The Company may redeem the outstanding warrants:
•	in whole and not in part;
•	at a price of $0.01 per warrant;
•	upon a minimum of 30 days’ prior written notice of redemption (the “30-day redemption period”); and
•
if, and only if, the closing price of the Class A ordinary shares equals or exceeds $18.00 per share (as adjusted for adjustments to the number of shares issuable upon exercise or the exercise price of a warrant) for any 20 trading days within a 30-trading day period commencing at least 30 days after completion of the initialBusiness Combination and ending three business days before the Company sends the notice of redemption to the warrant holders.

Additionally, if the number of outstanding Class A ordinary shares is increased by a share capitalization payable in Class A ordinary shares, or by a subdivision of ordinary shares or other similar event, then, on the effective date of such share capitalization, subdivision or similar event, the number of Class A ordinary shares issuable on exercise of each warrant will be increased in proportion to such increase in the outstanding ordinary shares. A rights offering made to all or substantially all holders of ordinary shares entitling holders to purchase Class A ordinary shares at a price less than the fair market value will be deemed a share capitalization of a number of Class A ordinary shares equal to the product of (i) the number of Class A ordinary shares actually sold in such rights offering (or issuable under any other equity securities sold in such rights offering that are convertible into or exercisable for Class A ordinary shares) and (ii) the quotient of (x) the price per Class A ordinary share paid in such rights offering and (y) the fair market value. For these purposes (i) if the rights offering is for securities convertible into or exercisable for Class A ordinary shares, in determining the price payable for Class A ordinary shares, there will be taken into account any consideration received for such rights, as well as any additional amount payable upon exercise or conversion and (ii) fair market value means the volume weighted average price of Class A ordinary shares as reported during the ten (10) trading day period ending on the trading day prior to the first date on which the Class A ordinary shares trade on the applicable exchange or in the applicable market, regular way, without the right to receive such rights.
Note 9 — Segment Reporting
ASB ASC Topic 280, “Segment Reporting,” establishes standards for companies to report in their financial statements information about operating segments, products, services, geographic areas, and major customers Operating segments are defined as components of an enterprise for which separate financial information is available that is regularly evaluated by the Company’s chief operating decision maker (“CODM”), or group, in deciding how to allocate resources and assess performance.

The Company’s CODM has been identified as the Chief Financial Officer, who reviews the operating results for the Company as a whole to make decisions about allocating resources and assessing financial performance. Accordingly, management has determined that the Company only has one reporting segment. The CODM assesses performance for the single segment and decides how to allocate resources based on net income or loss that also is reported on the unaudited condensed statements of operations as net income or loss. The measure of segment assets is reported on the unaudited condensed balance sheets as total assets. When evaluating the Company’s performance and making key decisions regarding resource allocation, the CODM reviews several key metrics, which include the following:

	March 31, 2026	December 31, 2025
Cash and cash equivalents	$624,000	$1,198,000
Prepaid expenses	$178,000	$136,000
Investments held in Trust Account	$211,067,000	$209,220,000

	Three months ended March 31, 2026	Three months ended March 31, 2025
General and administrative expenses	$1,150,000	$267,000
Other income (primarily interest income)	$1,854,000	$660,000

Note 10 — Subsequent Events
The Company evaluated subsequent events and transactions that occurred after the condensed balance sheet date through the date that the unaudited condensed financial statements were issued. Based upon this review, the Company did not identify any subsequent events that would have required adjustment or disclosure in the unaudited condensed financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Board of Directors and Shareholders
NewHold Investment Corp III
Opinion on the Financial Statement
We have audited the accompanying balance sheets of NewHold Investment Corp III as of December 31, 2025 and 2024, and the related statements of operations, changes in shareholders’ deficit, cash flows for the year ended December 31, 2025 and for the period from August 13, 2024 (inception) through December 31, 2024, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of NewHold Investment Corp III as of December 31, 2025 and 2024, and the results of its operations and its cash flows for the year ended December 31, 2025 and for the period August 13, 2024 (inception) through December 31, 2024, in conformity with accounting principles generally accepted in the United States of America.
Going Concern
The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, if the Company is unable to raise additional funds to alleviate liquidity needs and complete a business combination by March 3, 2027, then the Company will cease all operations except for the purpose of liquidating. The date for mandatory liquidation and subsequent dissolution raises substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.
Basis for Opinion
These financial statements are the responsibility of the entity’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to NewHold Investment Corp III in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. NewHold Investment Corp III is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as NewHold Investment Corp III’s auditor since 2024.

/s/ WithumSmith+Brown, PC

New York, New York
March 31, 2026
PCAOB ID Number 100

NEWHOLD INVESTMENT CORP III
BALANCE SHEETS

	December 31,
	2025	2024
ASSETS
Current assets:
Cash and cash equivalents	$1,198,000	$55,000
Prepaid expenses	136,000	—
Deferred offering costs	—	327,000
Total current assets	1,334,000	382,000
Investments held in Trust Account	209,220,000	—
Total assets	$210,554,000	$382,000
LIABILITIES, CLASS A ORDINARY SHARES SUBJECT TO POSSIBLE REDEMPTION AND SHAREHOLDERS’ DEFICIT
Current liabilities:
Accounts payable (including approximately $75,000 and $0 of offering costs at December 31, 2025 and 2024, respectively)	$104,000	$—
Accrued liabilities (including approximately $0 and $207,000 of offering costs at December 31, 2025 and 2024, respectively)	694,000	207,000
Deferred compensation – related parties	453,000	—
Promissory note – related party	—	240,000
Total current liabilities	1,251,000	447,000
Other liabilities:
Deferred underwriting fee payable	7,044,000	—
Total liabilities	8,295,000	447,000
Commitments and contingencies
Class A ordinary shares subject to possible redemption; 20,125,000 and 0 shares at $10.40 and $0.00 per share at December 31, 2025 and 2024, respectively	209,220,000	—
Shareholders’ deficit:
Preference shares, $0.0001 par value; 1,000,000 authorized shares; none issued or outstanding at December 31, 2025 and 2024	—	—
Class A ordinary shares, $0.0001 par value; 479,000,000 authorized shares; 780,100 and 0 shares issued and outstanding at December 31, 2025 and 2024 (excluding 20,125,000 shares subject to possible redemption), respectively	—	—
Class B ordinary shares, $0.0001 par value, 20,000,000 authorized shares; 6,707,663 shares issued and outstanding at December 31, 2025 and 2024(1)	1,000	1,000
Additional paid-in capital	—	24,000
Accumulated deficit	(6,962,000)	(90,000)
Total shareholders’ deficit	(6,961,000)	(65,000)
Total liabilities, Class A ordinary shares subject to possible redemption and shareholders’ deficit	$210,554,000	$382,000

(1)	Included, at December 31, 2024, 874,912 Class B ordinary shares that were subject to forfeiture if the over-allotment option was not exercised in full or in part by the underwriters (see Note 8).
The accompanying notes are an integral part of these financial statements.

NEWHOLD INVESTMENT CORP III
STATEMENTS OF OPERATIONS

	For the year ended December 31, 2025	For the period from August 13, 2024 (inception) through December 31, 2024(1)
General and administrative expenses	$2,090,000	$90,000
Loss from operations	(2,090,000)	(90,000)
Other income (expense):
Interest income on Trust Account	6,964,000	—
Interest income on operating account	44,000	—
Other income	7,008,000	—
Net income (loss)	$4,918,000	$(90,000)
Weighted average shares of Class A ordinary outstanding - basic and diluted	17,354,000	—
Class A ordinary shares – basic and diluted net income per share	$0.20	$—
Weighted average Class B ordinary shares outstanding(1) – Basic and diluted	6,707,663	5,833,000
Class B ordinary shares – Basic and diluted net income (loss) per share	$0.20	$(0.01)

(1)
For the period from August 13, 2024 (inception) to December 31, 2024 excludes 874,912 Class B ordinary shares subject to forfeiture if the over-allotment option is not exercised in full or in part by the underwriters (see Note 8).

The accompanying notes are an integral part of these financial statements.

NEWHOLD INVESTMENT CORP III
STATEMENTS OF CHANGES IN SHAREHOLDERS’ DEFICIT
For the year ended December 31, 2025:

	Ordinary Shares				Additional Paid-in Capital	Accumulated Deficit	Total Shareholders’ Deficit
	Class A Ordinary Shares	Amount	Class B Ordinary Shares	Amount
Balances, December 31, 2024	—	$—	6,707,663	$1,000	$24,000	$(90,000)	$(65,000)
Issuance of 780,100 Private Placement Units to Sponsor and underwriters at $10.00 per unit	780,100	—	—	—	7,801,000	—	7,801,000
Estimated fair value of 10,062,500 Public Warrants issued as part of Units sold in the Offering	—	—	—	—	1,509,000	—	1,509,000
Allocated value of transaction costs to Public and Private Warrants	—	—	—	—	(107,000)	—	(107,000)
Accretion in value of Class A ordinary shares	—	—	—	—	(9,227,000)	(11,790,000)	(21,017,000)
Net income	—	—	—	—	—	4,918,000	4,918,000
Balances, December 31, 2025	780,100	$—	6,707,663	$1,000	$—	$(6,962,000)	$(6,961,000)

For the period from August 13, 2024 (inception) through December 31, 2024:

	Class B Ordinary shares		Additional Paid-In Capital	Accumulated Deficit	Shareholder’s Deficit
	Shares	Amount
Balance as of August 13, 2024 (inception)	—	$—	$—	$—	$—
Class B ordinary shares issued to Sponsor(1)	6,707,663	$1,000	24,000	—	25,000
Net loss	—	—	—	(90,000)	(90,000)
Balance as of December 31, 2024	6,707,663	$1,000	$24,000	$(90,000)	$(65,000)

(1)	Includes 874,912 Class B ordinary shares subject to forfeiture if the over-allotment option is not exercised in full or in part by the underwriters (see Note 8).
The accompanying notes are an integral part of these financial statements.

NEWHOLD INVESTMENT CORP III
STATEMENTS OF CASH FLOWS

Cash flows from operating activities	For the year ended December 31, 2025	For the period from August 13, 2024 (inception) through December 31, 2024
Net income (loss)	$4,918,000	$(90,000)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Income earned on investments held in Trust Account	(6,964,000)	—
Payment of general and administrative expenses through promissory note – related party	—	14,000
Payment of general and administrative expenses through issuance of Class B ordinary shares	—	9,000
Changes in operating assets and liabilities:
Increase in prepaid expenses	(136,000)	—
Increase in accounts payable	29,000	—
Increase in accrued expenses	694,000	—
Increase in deferred compensation – related parties	453,000	—
Net cash used in operating activities	(1,006,000)	(67,000)
Cash flows from investing activities
Investment of cash into Trust Account	(202,256,000)	—
Net cash used in investing activities	(202,256,000)	—
Cash flows from financing activities		—
Proceeds from Sponsor Note	2,000	225,000
Repayment of Sponsor Note	(242,000)	—
Proceeds from sale of Units	201,250,000	—
Proceeds from sale of Private Placement Units	7,801,000	—
Payment of underwriting discounts and reimbursements	(4,075,000)	—
Payment of offering costs	(331,000)	(103,000)
Net cash provided by financing activities	204,405,000	122,000
Net change in cash	1,143,000	55,000
Cash and cash equivalents – beginning of period	55,000	—
Cash and cash equivalents – end of period	$1,198,000	$55,000
Supplemental disclosure of noncash activities:
Deferred underwriting costs payable	$7,044,000	$—
Deferred offering costs included in accounts payable	$75,000	$—
Deferred offering costs paid by Sponsor in exchange for issuance of Class B ordinary shares	$—	16,000
Deferred offering costs included in accrued expenses	$—	207,000

The accompanying notes are an integral part of these financial statements.

NEWHOLD INVESTMENT CORP III
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2025
Note 1 — Description of Organization and Business Operations
Organization and General
NewHold Investment Corp III (the “Company”) is a blank check company incorporated as a Cayman Islands exempted corporation on August 13, 2024. The Company was incorporated for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar Business Combination with one or more businesses (the “Business Combination”).
As of December 31, 2025, the Company had not commenced any operations. All activity for the period from August 13, 2024 (inception) through December 31, 2025 relates to the Company’s formation and the Public Offering (as defined below) and, subsequent to the Offering, identifying and completing a suitable Business Combination. The Company will not generate any operating revenues until after the completion of its initial Business Combination, at the earliest. The Company generates non-operating income in the form of interest income on investments from the proceeds derived from the Public Offering (as defined below). The Company has selected December 31 as its fiscal year end.
All dollar amounts are rounded to the nearest thousand dollars.
Sponsor and Offering
The Company’s Sponsor is NewHold Industrial Technology III LLC (the “Sponsor”). The Company intends to finance its Initial Business Combination with proceeds from the Offering of $201,250,000 of Units (as defined below) (see Note 3) and a private placement of 780,100 of Private Placement Units (as defined below) for an aggregate of $7,801,000 (see Note 4).
The registration statement for the Company’s Initial Public Offering was declared effective on February 27, 2025. On March 3, 2025, the Company consummated the Initial Public Offering (the “Public Offering” or “Offering”) of 20,125,000 units (the “Units” and, with respect to the shares of Class A ordinary shares included in the Units being offered, the “Public Shares”), including the full exercise of the underwriters’ overallotment option generating gross proceeds of $201,125,000, which is discussed in Note 3. Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 780,100 Private Placement Units (the “Private Placement Units”) to the Sponsor at a price of $10.00 per Private Placement Unit, or $7,801,000 in the aggregate, which is described in Note 4. The underwriters had a 45-day overallotment option to purchase up to an additional 2,625,000 Units which was fully exercised.
Upon the closing of the Offering and private placement, approximately $202,256,000 was placed in a trust account (the “Trust Account”).
Business Combination and Trust Account
The Business Combination must be with one or more target businesses that together have a fair market value equal to at least 80% of the net balance in the Trust Account (as defined below) (excluding the amount of deferred underwriting discounts held and taxes payable on the income earned on the Trust Account) at the time of the signing an agreement to enter into a Business Combination. However, the Company will only complete a Business Combination if the post-Business Combination company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”). There is no assurance that the Company will be able to successfully effect a Business Combination.
Upon the closing of the Public Offering, an aggregate of $10.05 per Unit sold in the Public Offering, approximately $202,256,000, was deposited into the Trust Account and may only be invested in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act, which invest only in direct U.S. government treasury obligations; the holding of these assets in this form is intended to be temporary and for the sole purpose of facilitating the intended business combination. To mitigate the risk that it might be deemed to be an investment company for purposes of the Investment Company Act, which risk increases the longer that the Company holds investments in the Trust Account, the Company may, at any time (based on management team’s ongoing assessment of all factors related to the potential status under the Investment

Company Act), instruct the trustee to liquidate the investments held in the Trust Account and instead to hold the funds in the Trust Account in cash or in an interest bearing demand deposit account at a bank. Except with respect to interest earned on the funds held in the Trust Account that may be released to the Company to pay its taxes, if any, the proceeds from the Public Offering and the sale of the Private Placement Units will not be released from the Trust Account until the earliest of (i) the completion of the Company’s initial Business Combination, (ii) the redemption of the Company’s public shares if the Company is unable to complete the initial Business Combination within 24 months from the closing of the Public Offering or by such earlier liquidation date as the board of directors may approve (the “Completion Window”), subject to applicable law, or (iii) the redemption of the Company’s public shares properly submitted in connection with a shareholder vote to amend the Company’s amended and restated memorandum and articles of association to (A) modify the substance or timing of the Company’s obligation to allow redemption in connection with the initial Business Combination or to redeem 100% of the Company’s public shares if the Company has not consummated an initial Business Combination within the Completion Window or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial Business Combination activity. The proceeds deposited in the Trust Account could become subject to the claims of the Company’s creditors, if any, which could have priority over the claims of the Company’s public shareholders.
The Company will provide the Company’s public shareholders with the opportunity to redeem all or a portion of their public shares upon the completion of the initial Business Combination either (i) in connection with a general meeting called to approve the initial Business Combination or (ii) without a shareholder vote by means of a tender offer. The decision as to whether the Company will seek shareholder approval of a proposed initial Business Combination or conduct a tender offer will be made by the Company, solely in its discretion. The public shareholders will be entitled to redeem their shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the initial Business Combination, including interest earned on the funds held in the Trust Account (less taxes payable), divided by the number of then outstanding public shares, subject to the limitations. The amount in the Trust Account is initially anticipated to be $10.05 per public share.
The ordinary shares subject to redemption have been recorded at a redemption value and classified as temporary equity upon the completion of the Public Offering, in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 480, “Distinguishing Liabilities from Equity.”
The Company will have only the duration of the Completion Window to complete the initial Business Combination. However, if the Company is unable to complete its initial Business Combination within the Completion Window, the Company will as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will constitute full and complete payment for the public shares and completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation or other distributions, if any), subject to the Company’s obligations under Cayman Islands law to provide for claims of creditors and subject to the other requirements of applicable law.
The Sponsor, officers and directors have entered into a letter agreement with the Company, pursuant to which they have agreed to (i) waive their redemption rights with respect to their founder shares, private shares and public shares in connection with the completion of the initial Business Combination or an earlier redemption in connection with the commencement of the procedures to consummate the initial Business Combination if the Company determines it is desirable to facilitate the completion of the initial Business Combination; (ii) waive their redemption rights with respect to their founder shares, private shares and public shares in connection with a shareholder vote to approve an amendment to the Company’s amended and restated memorandum and articles of association; (iii) waive their rights to liquidating distributions from the Trust Account with respect to their founder shares and private shares if the Company fails to complete the initial Business Combination within the Completion Window, although they will be entitled to liquidating distributions from the Trust Account with respect to any public shares they hold if the Company fails to complete the initial Business Combination within the Completion Window and to liquidating distributions from assets outside the Trust Account; and (iv) vote any founder shares held by them and any public shares purchased during or after the Public Offering (including in open market and privately negotiated transactions) in favor of the initial Business Combination.
The Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has entered into a written letter of intent, confidentiality or other similar agreement or Business Combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.05 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.05 per share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under the Company’s indemnity of the underwriters of the Public Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). However, the Company has not asked the Sponsor to reserve for such indemnification obligations, nor has the Company independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and the Company believes that the Sponsor’s only assets are securities of the Company. Therefore, the Company cannot assure that the Sponsor would be able to satisfy those obligations.
Liquidity and Capital Resources
As of December 31, 2025, the Company had approximately $1,198,000 in cash and approximately $83,000 of working capital (which includes deferred compensation of approximately $453,000 that is not payable until the closing of a business combination). Further, the Company has incurred and expects to continue to incur significant costs in pursuit of its financing and acquisition plans. These conditions indicate that the Company may need additional working capital. In addition, if the Company cannot complete a business combination before March 3, 2027, it could be forced to wind up its operations and liquidate unless it obtains shareholder approval to extend the date on which it must complete its initial business combination. In connection with the Company’s assessment of going concern considerations in accordance with Accounting Standards Update (“ASU”) 2014-15, “Disclosures of Uncertainties about an Entity’s Ability to Continue as a Going Concern,” as of December 31, 2025, the Company the Company has concluded that these conditions raise substantial doubt about the Company’s ability to continue as a going concern for a period of one year after the date that the financial statements are issued. The Company’s plan to deal with this uncertainty is to work closely with vendors and service providers to preserve cash, to raise cash through additional working capital loans from its Sponsor and/or external financing sources to the extent necessary and to complete a business combination prior to the time required for completion in March 2027. There is no assurance that the Company’s plans to consummate a business combination, work with creditors to preserve cash and to receive loans, if available, from its Sponsor and/or external financing sources will be successful or successful within the required timeframe. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.
Note 2 — Significant Accounting Policies
Basis of Presentation
The accompanying financial statements are presented in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and pursuant to the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”).
Emerging Growth Company Status
The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.
Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.
Use of Estimates
The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements.
Making estimates requires management to exercise significant judgement. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from those estimates.
Cash and Cash Equivalents
The Company considers all highly liquid instruments with original maturities of three months or less when acquired to be cash equivalents. The Company had approximately $1,198,000 and $55,000, respectively, invested in cash equivalents (money market funds) as of December 31, 2025 and 2024.
The Trust Account
The funds in the Trust Account are to be invested only in U.S. government treasury bills with a maturity of one hundred eighty-five (185) days or less or in money market funds that meet certain conditions under Rule 2a-7 under the Investment Company Act of 1940 and that invest only in direct U.S. government obligations and may at any time be held as cash or cash items, including in demand deposit accounts at a bank. Funds will remain in the Trust Account until the earlier of (i) the consummation of the initial business combination or (ii) the distribution of the Trust Account proceeds as described below. The remaining proceeds outside the Trust Account may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. See Note 6.
The Company’s amended and restated memorandum and articles of association provides that, other than the permitted withdrawals, if any, none of the funds held in the Trust Account will be released until the earlier of (i) the completion of the initial business combination; (ii) the redemption of any Class A ordinary shares, $0.0001 par value, of the Company (the “Public Shares”), that have been properly submitted in connection with a shareholder vote to approve an amendment to the Company’s amended and restated memorandum and articles of association (A) in a manner that would modify the substance or timing of its obligation to redeem the Public Shares in connection with the initial business combination or to redeem 100% of the Public Shares if the Company does not complete an initial business combination within 24 months from the closing of the Offering or (B) with respect to any other provision relating to the rights of holders of the Public Shares or pre-initial business combination activity; and (iii) the redemption of 100% of the Public Shares if the Company is unable to complete an initial business combination within 24 months from the closing of the Offering (subject to the requirements of law). The proceeds deposited in the Trust Account could become subject to the claims of the Company’s creditors, if any, which could have priority over the claims of the Company’s public shareholders.
Concentration of Credit Risk
Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in a financial institution, which at times, may exceed the Federal Deposit Insurance Corporation coverage of $250,000. Any loss incurred or lack of access to such funds could have a significant adverse impact on the Company’s financial condition, results of operations and cash flows.
Fair Value of Financial Instruments
The fair value of the Company’s assets and liabilities, which qualify as financial instruments under FASB ASC 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the financial statements, primarily due to its short-term nature.

Fair Value Measurements
Fair value is defined as the price that would be received for sale of an asset or paid for transfer of a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). These tiers include:
•	Level 1, defined as observable inputs such as quoted prices (unadjusted) for identical instruments in active markets;
•
Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable such as quoted prices for similar instruments in active markets or quoted prices for identical or similar instruments in markets that are not active; and

•
Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions, such as valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable. In some circumstances, the inputs used to measure fair value might be categorized within different levels of the fair value hierarchy. In those instances, the fair value measurement is categorized in its entirety in the fair value hierarchy based on the lowest level input that is significant to the fair value measurement.

Derivative Financial Instruments
The Company evaluates its financial instruments to determine if such instruments are derivatives or contain features that qualify as embedded derivatives in accordance with ASC Topic 815, “Derivatives and Hedging”. For derivative financial instruments that are accounted for as liabilities, the derivative instrument is initially recorded at its fair value on the grant date and is then re-valued at each reporting date, with changes in the fair value reported in the statements of operations. The classification of derivative instruments, including whether such instruments should be recorded as liabilities or as equity, is evaluated at the end of each reporting period. Derivative liabilities are classified in the balance sheets as current or non-current based on whether or not net cash settlement or conversion of the instrument could be required within 12 months of the balance sheet date.
Offering Costs
The Company complies with the requirements of the ASC 340-10-S99 and SEC Staff Accounting Bulletin Topic 5A, “Expenses of Offering.” Deferred offering costs consist principally of professional and registration fees that are related to the Public Offering. FASB ASC 470-20, “Debt with Conversion and Other Options,” addresses the allocation of proceeds from the issuance of convertible debt into its equity and debt components. The Company applies this guidance to allocate Public Offering proceeds from the Public Units between Class A ordinary shares and warrants, using the residual method by allocating Public Offering proceeds first to assigned value of the warrants and then to the Class A ordinary shares. Offering costs allocated to the Class A ordinary shares subject to possible redemption are charged to temporary equity and offering costs allocated to the warrants included in the Public Units and Private Placement Units are charged to shareholders’ deficit as the warrants included in the Public Units and Private Placement Units after management’s evaluation are accounted for under equity treatment.
Offering costs amounted to approximately $11,645,000, consisting of $4,075,000 of upfront discount and expenses to the underwriters, approximately $7,044,000 of deferred underwriting fees and $526,000 of other offering costs. Approximately $107,000 of such costs was allocated to the Public Warrants and the Private Placement Units and the remainder, approximately $11,538,000, was allocated to Class A ordinary shares subject to redemption, based on their relative fair values.
Class A Ordinary Shares Subject to Possible Redemption
As discussed in Note 3, all of the 20,125,000 public shares sold as part of Units in the Public Offering contain a redemption feature which allows for the redemption of public shares if the Company holds a shareholder vote or there is a tender offer for shares in connection with a Business Combination. In accordance with FASB ASC 480, redemption provisions not solely within the control of the Company require the security to be classified outside of permanent equity. Ordinary liquidation events, which involve the redemption and liquidation of all of the entity’s equity instruments, are excluded from the provisions of FASB ASC 480.

All Class A ordinary shares are redeemable and classified as such on the Company’s balance sheets until such time as a redemption event takes place. As of December 31, 2025, the value of Class A ordinary shares that may be redeemed is equal to approximately $10.40 per share (which is the assumed redemption price) multiplied by 20,125,000 shares of Class A ordinary shares.
The Company recognizes changes immediately as they occur and adjusts the carrying value of the securities at the end of each reporting period. Increases or decreases in the carrying amount of redeemable Class A ordinary shares are affected by adjustments to accumulated deficit. Accordingly, as of December 31, 2025, all of the 20,125,000 Class A ordinary shares subject to possible redemption are presented at redemption value as temporary equity, outside of the shareholders’ deficit section of the Company’s balance sheet. Class A ordinary shares subject to possible redemption consist of the following:

	Dollars	Shares
Gross proceeds of Offering	$201,250,000	20,125,000
Less: Offering proceeds allocated to Public Warrants	(1,509,000)	—
Offering costs	(11,538,000)	—
Plus: Accretion of carrying value to redemption value	21,017,000	—
Class A ordinary shares subject to possible redemption as of December 31, 2025	$209,220,000	20,125,000

Warrant Instruments
The Company accounts for the Warrants issued in connection with the Public Offering and the private placement in accordance with the guidance contained in FASB ASC Topic 815, “Derivatives and Hedging”. Accordingly, the Company evaluated and has classified the warrant instruments under equity treatment at their assigned values. There are an aggregate 10,452,550 Warrants to purchase an aggregate 5,226,275 Class A ordinary shares currently included in the Units sold in the Public Offering and the Private Placement as of December 31, 2025 (see Notes 4 and 8).
Net Income (Loss) per Ordinary Share
The Company complies with accounting and disclosure requirements of FASB ASC Topic 260, “Earnings Per Share.” Net income (loss) per share of ordinary shares is computed by dividing net income or loss applicable to ordinary shareholders by the weighted average number of shares of ordinary shares outstanding during the period plus, to the extent dilutive, the incremental number of shares of ordinary shares to settle Warrants, as calculated using the treasury stock method.
The Company has not considered the effect of the Warrants sold in the Offering and Private Placement to purchase an aggregate of 10,452,550 Class A ordinary shares in the calculation of diluted income per share, since their inclusion would be anti-dilutive under the treasury stock method and are contingent on future events. As a result, diluted income per share of Class A ordinary shares is the same as basic income per share of ordinary shares for the period presented.
The Company has two classes of ordinary shares, which are referred to as Class A ordinary shares and Class B ordinary shares. Income and losses are shared pro rata among the two classes of ordinary shares. Net income (loss) per share of ordinary shares is calculated by dividing the net income (loss) by the weighted average number of shares of ordinary shares outstanding during the respective period. The changes in redemption value that are accreted to Class A ordinary shares subject to redemption (see below) are representative of fair value and therefore are not factored into the calculation of earnings per share.
The following tables reflect the net income (loss) per share after allocating income between the shares based on outstanding shares:

	Year ended December 31, 2025		Year ended December 31, 2024
	Class A	Class B	Class A	Class B
Numerator:
Basic and diluted net income (loss) per share of ordinary shares:
Allocation of income (loss) – basic and diluted	$3,547,000	$1,371,000	$—	$(90,000)
Denominator:
Basic and diluted weighted average share of ordinary shares:	17,354,000	6,707,663	—	5,833,000
Basic and diluted net income (loss) per share of common share	$0.20	$0.20	$—	$0.01

Income Taxes
The Company accounts for income taxes under ASC Topic 740, “Income Taxes,” which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.
ASC Topic 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. The Company’s management determined that the Cayman Islands is the Company’s major tax jurisdiction. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. As of December 31, 2025, there were no unrecognized tax benefits and no amounts accrued for interest and penalties. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position.
The Company is considered to be an exempted Cayman Islands company with no connection to any other taxable jurisdiction and is presently not subject to income taxes or income tax filing requirements in the Cayman Islands or the United States. As such, the Company’s tax liability was zero at December 31, 2025.
Recent Accounting Standards
Management does not believe that any other recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s financial statements.
Note 3 — Public Offering Including Fair Value of Warrants at Issuance
Pursuant to the Public Offering, the Company offered for sale 20,125,000 Units (including the exercise of the underwriters’ over-allotment option in full) at a purchase price of $10.00 per Unit. Each Unit consists of one Class A ordinary share, and one-half of one redeemable warrant. Each whole warrant will entitle the holder to purchase one Class A ordinary share at a price of $11.50 per share, subject to adjustment. Each warrant will become exercisable 30 days after the completion of the initial Business Combination and will expire five years after the completion of the initial Business Combination, or earlier upon redemption or liquidation. The Company allocated approximately $1,509,000 of the Offering proceeds to the estimated fair value of the Public Warrants using a Binomial lattice model (a Level 3 valuation) using the following assumptions:

Share price	$9.945
Expected term (in years)	6
Volatility	4.0%
Risk free rate	4.0%

The public warrants have been classified with shareholders’ deficit and will not require remeasurement after issuance.
See Note 8 for further discussion of the warrants included in the Units and the Private Placement Units.
Note 4 — Private Placement
The Sponsor and the underwriters in the Public Offering have purchased an aggregate of 780,100 Private Placement Units consisting of one Class A ordinary share and one-half warrant in which each whole warrant is exercisable to purchase one Class A ordinary share at $11.50 per share, at a price of $10.00 per unit, or $7,801,000, in a private placement that closed simultaneously with the closing of the Public Offering. Of those 780,100 Private Placement Units, the Sponsor purchased 552,600 Private Placement Units and the underwriters in the Public Offering purchased 227,500 private placement units. Each whole warrant entitles the registered holder to purchase one Class A ordinary share at a price of $11.50 per share, subject to adjustment.
The Private Placement Units are identical to the Public Units sold in the Public Offering except that, so long as they are held by the Sponsor, the underwriters or their permitted transferees, the Private Placement Units (i) may not (including the Class A ordinary shares issuable upon exercise of the warrants contained in the Private Placement Units), subject to certain limited exceptions, be transferred, assigned or sold by the holders until 30 days after the completion of the initial Business Combination, (ii) will be entitled to registration rights and (iii) with respect to private placement units contained in the Private Placement Units held by the underwriters and/or their designees, will not be exercisable more than five years from the commencement of sales in our IPO in accordance with Financial Industry Regulatory Authority (“FINRA”) Rule 5110(g)(8).
The Sponsor and the Company’s officers and directors have entered into a letter agreement with the Company, pursuant to which they have agreed to (i) waive their redemption rights with respect to their founder shares, private shares and public shares in connection with the completion of the initial Business Combination or an earlier redemption in connection with the commencement of the procedures to consummate the initial Business Combination if the Company determines it is desirable to facilitate the completion of the initial Business Combination; (ii) waive their redemption rights with respect to their founder shares, private shares and public shares in connection with a shareholder vote to approve an amendment to the Company’s amended and restated memorandum and articles of association (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with the initial Business Combination or to redeem 100% of the public shares if the Company has not consummated an initial Business Combination within the Completion Window or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial Business Combination activity; (iii) waive their rights to liquidating distributions from the Trust Account with respect to their founder shares and private shares if the Company fails to complete the initial Business Combination within the Completion Window, although they will be entitled to liquidating distributions from the Trust Account with respect to any public shares they hold if the Company fails to complete the initial Business Combination within the Completion Window and to liquidating distributions from assets outside the Trust Account; and (iv) vote any founder shares held by them and any public shares purchased during or after the Public Offering (including in open market and privately-negotiated transactions) in favor of the initial Business Combination.
Note 5 — Related Party Transactions
Founder Shares
In September 2024, the Company issued an aggregate of 5,031,250 Class B ordinary shares, $0.0001 par value (the “Founder Shares”), in exchange for a $25,000 payment (approximately $0.005 per share) from the Sponsor to cover certain expenses on behalf of the Company. Up to 656,250 of the Founder Shares may have been surrendered by the Sponsor for no consideration depending on the extent to which the underwriters’ over-allotment is exercised.
In October 2024, the Company executed a share recapitalization in which an additional 1,676,413 fully paid Class B ordinary shares were issued to the Sponsor, and as a result of which the Sponsor has purchased and holds an aggregate of 6,707,663 Class B ordinary shares. Following and as a result of that capitalization and issuance of Founder Shares, the Sponsor is deemed to have purchased the Founder Shares for $0.004 per share. Up to 874,912 of the Founder Shares may be surrendered by the Sponsor for no consideration depending on the extent to which the underwriters’ over-allotment is exercised. Since the underwriters exercised their overallotment option in full, no Founder Shares have been or will be surrendered by the Sponsor.
The Company’s initial shareholders have agreed not to transfer, assign or sell any of their Founder Shares and any Class A ordinary shares issued upon conversion thereof until the earlier to occur of (i) six months after the completion of the initial Business Combination or (ii) the date on which the Company completes a liquidation, merger, share exchange or other similar transaction after the initial Business Combination that results in all of the Company’s shareholders having the right to exchange their Class A ordinary shares for cash, securities or other property. Any permitted transferees will be subject to the same restrictions and other agreements of the Company’s initial shareholders with respect to any Founder Shares (the “Lock-up”). Notwithstanding the foregoing, if (1) the closing price of the Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for share subdivisions, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 30 days after the initial business combination or (2) if the Company consummates a transaction after the initial Business Combination which results in the Company’s shareholders having the right to exchange their shares for cash, securities or other property, the Founder Shares will be released from the Lock-up.
On February 19, 2025, the Sponsor transferred an aggregate of 278,000 Founder Shares to members of the Company’s board of directors, resulting in the Sponsor holding 6,429,663 Founder Shares (see Note 8). The sale of the Founder Shares to the Company’s directors is in the scope of FASB ASC Topic 718, “Compensation-Stock Compensation” (“ASC 718”). Under ASC 718, stock-based compensation associated with equity-classified awards is measured at fair value upon the grant date. The fair value of the 278,000 shares granted to the Company’s members of the board of directors was $55,600 or $0.20 per share. The Founder Shares were granted subject to a performance condition (i.e., the occurrence of a Business Combination). Compensation expense related to the Founder Shares is recognized only when the performance condition is probable of occurrence under the applicable accounting literature in this circumstance. As of December 31, 2025, the Company determined that a Business Combination is not considered probable, and, therefore, no stock-based compensation expense has been recognized. The fair value was determined using a binomial lattice model, discounted for the probability of a Business Combination and the Public Offering occurring, with a volatility of 4.0% and a risk-free rate of 4.4%.
Promissory Note — Related Party
The Sponsor agreed to loan the Company an aggregate of up to $350,000 to be used for a portion of the expenses of the Public Offering. The loan is non-interest bearing, unsecured and due at the earlier of the closing date of the Public Offering or the date on which the Company determines not to conduct an initial public offering. As of December 31, 2025, the Company had borrowed approximately $242,000 under the promissory note, all of which was paid at closing on March 3, 2025 and, as such, is no longer available.
Administrative Services Agreement
Commencing on the effective date of the Public Offering, February 27, 2025, the Company has entered into an agreement with the Sponsor or an affiliate to pay an aggregate of $40,000 per month for office space, utilities, and secretarial and administrative support and including $21,500 and $7,100, respectively, per month to the Company’s Chief Operating Officer and Chief Financial Officer. During the year ended December 31, 2025 and for the period from August 18, 2024 (inception) to December 31, 2024, respectively, $400,000 and $0 was charged to operations and no amounts were outstanding at either December 31, 2025 or 2024.
Executive Officer Compensation
Also, commencing on the date on which the securities are first listed on the Nasdaq Global Market, on February 27, 2025, the Company agreed to compensate each of its Chief Executive Officer, Chief Operating Officer and Chief Financial Officer $15,000 per month for their services prior to the consummation of the Company’s initial business combination, all of which would be payable upon the completion of the Company’s initial business combination. Approximately $453,000 and $0, respectively, was charged to operations during the year ended December 31, 2025 and for the period from August 18, 2024 (inception) to December 31, 2024 for these agreements. The total amount accrued for deferred compensation aggregated approximately $453,000 and $0, respectively, at December 31, 2025 and 2024. See also above for cash compensation paid to certain officers as part of the Administrative Services Agreement.
Working Capital Loans
In order to finance transaction costs in connection with a Business Combination, the Sponsor or an affiliate of the Sponsor or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (the “Working Capital Loans”). If the Company completes a Business Combination, the Company would repay the Working Capital Loans. In the event that a Business Combination does not close, the Company may use a portion of the working capital held outside the Trust Account to repay the Working Capital Loans but no proceeds from the Trust Account would be used to repay the Working Capital Loans. Up to $1,500,000 of such Working Capital Loans may be convertible into private placement units of the post-Business Combination entity at a price of $10.00 per unit at the option of the lender. As of December 31, 2025, no such Working Capital Loans were outstanding.
Note 6 — Fair Value Measurement
The Company complies with FASB ASC 820, “Fair Value Measurements,” for its financial assets and liabilities that are re-measured and reported at fair value at each reporting period, and non-financial assets and liabilities that are re-measured and reported at fair value at least annually.
Upon the closing of the Offering and the Private Placement, a total of $202,256,000 was deposited into the Trust Account. The proceeds in the Trust Account may be invested in either U.S. government treasury bills with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940, as amended, and that invest solely in U.S. government treasury obligations.

At December 31, 2025 the balance in the Trust Account was held in a money market fund meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940, as amended, and that invest solely in U.S. government treasury obligations. The balance in the Trust Account is presented at fair value.
When it has them, the Company classifies its U.S. government treasury bills and equivalent securities as held-to-maturity in accordance with FASB ASC 320, “Investments - Debt and Equity Securities.” Held-to-maturity securities are those securities which the Company has the ability and intent to hold until maturity. Held-to-maturity U.S. government treasury bills are recorded at amortized cost and adjusted for the amortization of discounts. There are no held-to-maturity securities held by the Company at December 31, 2025.
The following table presents information about the Company’s assets that are measured at fair value on a recurring basis as of December 31, 2025 and indicates the fair value hierarchy of the valuation techniques the Company utilized to determine such fair value. Since all of the Company’s permitted investments at December 31, 2025 consisted of money market funds that invest only in U.S. government treasury bills, fair values of its investment are determined by Level 1 inputs utilizing quoted prices (unadjusted) in active markets for identical assets or liabilities as follows:

Description at December 31, 2025	Quoted Price Prices in Active Markets (Level 1)
Assets:
Money market funds	$209,220,000

Note 7 — Commitments and Contingencies
Risks and Uncertainties
The United States and global markets are experiencing volatility and disruption following the geopolitical instability resulting from the ongoing Russia-Ukraine conflict, the recent escalation of the Israel-Hamas conflict and the conflict in Iran. In response to the ongoing Russia-Ukraine conflict, the North Atlantic Treaty Organization (“NATO”) deployed additional military forces to eastern Europe, and the United States, the United Kingdom, the European Union and other countries have announced various sanctions and restrictive actions against Russia, Belarus and related individuals and entities, including the removal of certain financial institutions from the Society for Worldwide Interbank Financial Telecommunication payment system. Certain countries, including the United States, have also provided and may continue to provide military aid or other assistance to Ukraine and to Israel, increasing geopolitical tensions among a number of nations. The invasion of Ukraine by Russia and the escalation of the Israel-Hamas conflict and the resulting measures that have been taken, and could be taken in the future, by NATO, the United States, the United Kingdom, the European Union, Israel and its neighboring states and other countries have created global security concerns that could have a lasting impact on regional and global economies. Although the length and impact of the ongoing conflicts are highly unpredictable, they could lead to market disruptions, including significant volatility in commodity prices, credit and capital markets, as well as supply chain interruptions and increased cyberattacks against U.S. companies. Additionally, any resulting sanctions could adversely affect the global economy and financial markets and lead to instability and lack of liquidity in capital markets.
Any of the above-mentioned factors, or any other negative impact on the global economy, capital markets or other geopolitical conditions resulting from the Russian invasion of Ukraine, the escalation of the Israel-Hamas conflict and subsequent sanctions or related actions, could adversely affect the Company’s search for an initial business combination and any target business with which the Company may ultimately consummate an initial business combination.
Registration Rights
The holders of the Founder Shares, Private Placement Units and the Class A ordinary shares underlying the warrants contained in such Private Placement Units and Units that may be issued upon conversion of the Working Capital Loans have registration rights to require the Company to register for resale of any of the Company’s securities held by them and any other securities of the Company acquired by them prior to the consummation of the initial Business Combination pursuant to a registration rights agreement. The holders of these securities are entitled to make up to three demands, excluding short form demands, that the Company registers such securities. In addition, the holders have certain piggyback registration rights with respect to registration statements filed subsequent to the completion of the initial Business Combination. The Company will bear the expenses incurred in connection with the filing of any such registration statements.
Underwriters’ Agreement
The underwriters had a 45-day option from the date of the Public Offering to purchase up to an additional 2,625,000 units to cover over-allotments, which option was exercised in full at closing.
The underwriters were paid a cash underwriting discount of $4,025,000 in the aggregate including the exercise in full of the underwriters’ over-allotment option) (the “Base Fee”) as well as reimbursement of $50,000 of expenses, upon the closing of the Public Offering. Additionally, the underwriters will be entitled to a deferred underwriting discount of $7,043,750 in the aggregate including the underwriters’ exercise in full of the over-allotment option, payable to the underwriters only upon the consummation of an initial Business Combination. The deferred underwriting discount will be payable to the underwriters upon the closing of the initial Business Combination in three portions, as follows: (i) $0.15 per unit sold in the Public Offering shall be paid to the underwriters in cash, (ii) up to $0.10 per unit sold in the Public Offering shall be paid to the underwriters in cash, based on the funds remaining in the Trust Account after giving effect to Class A ordinary shares that are redeemed in connection with an initial Business Combination and (iii) $0.10 per unit sold in the Public Offering shall be paid to the underwriters in cash (such aggregate amount, the “Allocable Amount”), provided that, after completion of the Public Offering and the underwriters’ receipt of 100% of the Base Fee, the Company has the right, in its sole discretion, not to pay all or any portion of the Allocable Amount to the underwriters and to use the Allocable Amount for expenses in connection with the initial Business Combination.
Note 8 — Shareholders’ Deficit
Preference Shares
The Company is authorized to issue a total of 1,000,000 preference shares at par value of $0.0001 each after a share recapitalization in October 2024 that reduced authorize shares from 5,000,000 shares. At December 31, 2025, there were no preferred shares issued or outstanding.
Class A Ordinary Shares
The Company is authorized to issue a total of 479,000,000 Class A ordinary shares at par value of $0.0001 each after a share recapitalization in October 2024 that reduced authorized shares from 500,000,000 shares. At December 31, 2025, there were 780,100 Class A ordinary shares issued and outstanding, excluding 20,125,000 shares that are subject to possible redemption.
Class B Ordinary Shares
The Company is authorized to issue a total of 20,000,000 Class B ordinary shares at par value of $0.0001 each after a share recapitalization in October 2024 that reduced authorized shares from 500,000,000 shares. In September 2024, the Company issued an aggregate of 5,031,250 Class B ordinary shares, $0.0001 par value, in exchange for a $25,000 payment (approximately $0.005 per share) from the Sponsor to cover certain expenses on behalf of the Company. The Founder Shares included an aggregate of up to 656,250 shares subject to forfeiture if the over-allotment option is not exercised by the underwriters in full.
In October 2024, the Company executed a share recapitalization in which an additional 1,676,413 fully paid Class B ordinary shares were issued to the Sponsor, and as a result of which the Sponsor has purchased and holds an aggregate of 6,707,663 Class B ordinary shares. Following and as a result of that capitalization and issuance of Founder Shares, the Sponsor is deemed to have purchased the Founder Shares for $0.004 per share. Up to 874,912 of the Founder Shares could have been surrendered by the Sponsor for no consideration depending on the extent to which the underwriters’ over-allotment is exercised. Since the underwriters exercised their over-allotment option in full, no Founder Shares have been or will be surrendered by the Sponsor.
The Founder Shares will automatically convert into Class A ordinary shares concurrently with or immediately following the consummation of the initial Business Combination or earlier at the option of the holder on a one-for-one basis, subject to adjustment for share subdivisions, share capitalizations, reorganizations, recapitalizations and the like, and subject to further adjustment as provided herein. In the case that additional Class A ordinary shares, or any other equity-linked securities, are issued or deemed issued in excess of the amounts sold in our IPO and related to or in connection with the closing of the initial Business Combination, the ratio at which Class B ordinary shares convert into Class A ordinary shares will be adjusted (unless the holders of a majority of the outstanding Class B ordinary shares agree to waive such adjustment with respect to any such issuance or deemed issuance) so that the number of Class A ordinary shares issuable upon conversion of all Class B ordinary shares will equal, in the aggregate, 25% of the sum of (i) the total number of all Class A ordinary shares outstanding (excluding the Class A ordinary shares underlying the warrants contained in the private placement units), plus (ii) all Class A ordinary shares and equity-linked securities issued or deemed issued, in connection with the closing of the initial Business Combination (excluding any shares or equity-linked securities issued, or to be issued, to any seller in the initial Business Combination and any private placement-equivalent warrants issued to the Sponsor or any of its affiliates or to the Company’s officers or directors upon conversion of working capital loans) minus (iii) any redemptions of Class A ordinary shares by public shareholders in connection with an initial business combination; provided that such conversion of Founder Shares will never occur on a less than one-for-one basis.
On February 19, 2025, the Sponsor transferred an aggregate of 278,000 Founder Shares to members of the Company’s board of directors, resulting in the Sponsor holding 6,429,663 Founder Shares. The transfer of the Founder Shares to the Company’s directors is in the scope of FASB ASC Topic 718, “Compensation-Stock Compensation” (“ASC 718”). Under ASC 718, stock-based compensation associated with equity-classified awards is measured at fair value upon the grant date. The Founder Shares were granted subject to a performance condition (i.e., the occurrence of a Business Combination). Compensation expense related to the Founder Shares is recognized only when the performance condition is probable of occurrence under the applicable accounting literature in this circumstance. As of December 31, 2025, the Company determined that a Business Combination is not considered probable, and, therefore, no stock-based compensation expense has been recognized (see Note 5).
Holders of record of the Company’s Class A ordinary shares and Class B ordinary shares are entitled to one vote for each share held on all matters to be voted on by shareholders. Unless specified in the amended and restated memorandum and articles of association or as required by the Companies Act or stock exchange rules, an ordinary resolution under Cayman Islands law and the amended and restated memorandum and articles of association, which requires the affirmative vote of at least a majority of the votes cast by such shareholders as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at the applicable general meeting of the Company is generally required to approve any matter voted on by the shareholders. Approval of certain actions requires a special resolution under Cayman Islands law, which (except as specified below) requires the affirmative vote of at least two-thirds of the votes cast by such shareholders as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at the applicable general meeting, and pursuant to the amended and restated memorandum and articles of association, such actions include amending the amended and restated memorandum and articles of association and approving a statutory merger or consolidation with another company. There is no cumulative voting with respect to the appointment of directors, meaning, following the initial business combination, the holders of more than 50% of the ordinary shares voted for the appointment of directors can elect all of the directors. Prior to the consummation of the initial Business Combination, only holders of the Class B ordinary shares will (i) have the right to vote on the appointment and removal of directors and (ii) be entitled to vote on continuing the Company in a jurisdiction outside the Cayman Islands (including any special resolution required to amend the constitutional documents or to adopt new constitutional documents, in each case, as a result of approving a transfer by way of continuation in a jurisdiction outside the Cayman Islands). Holders of the Class A ordinary shares will not be entitled to vote on these matters during such time. These provisions of the amended and restated memorandum and articles of association may only be amended if approved by a special resolution passed by the affirmative vote of at least 90% (or, where such amendment is proposed in respect of the consummation of the initial Business Combination, two-thirds) of the votes cast by such shareholders as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at the applicable general meeting of the Company.
Warrants
At December 31, 2025, there were an aggregate 10,452,550 warrants included in the Public Units and Private Placement Units to purchase an aggregate 5,226,275 shares of Class A ordinary shares including 10,062,500 public warrants to purchase 5,031,250 shares and 390,050 warrants to purchase 195,025 shares under private placement units. Each whole warrant entitles the holder to purchase one Class A ordinary share at a price of $11.50 per share, subject to adjustment as discussed herein. The warrants cannot be exercised until 30 days after the completion of the initial Business Combination, and will expire at 5:00 p.m., New York City time, five years after the completion of the initial Business Combination or earlier upon redemption or liquidation (see Note 3).

The Company will not be obligated to deliver any Class A ordinary shares pursuant to the exercise of a warrant and will have no obligation to settle such warrant exercise unless a registration statement under the Securities Act with respect to the Class A ordinary shares underlying the warrants is then effective and a prospectus relating thereto is current. No warrant will be exercisable and the Company will not be obligated to issue a Class A ordinary share upon exercise of a warrant unless the Class A ordinary share issuable upon such warrant exercise has been registered, qualified or deemed to be exempt under the securities laws of the state of residence of the registered holder of the warrants. In the event that the conditions in the two immediately preceding sentences are not satisfied with respect to a warrant, the holder of such warrant will not be entitled to exercise such warrant and such warrant may have no value and expire worthless. In no event will the Company be required to net cash settle any warrant. In the event that a registration statement is not effective for the exercised warrants, the purchaser of a unit containing such warrant will have paid the full purchase price for the unit solely for the Class A ordinary share underlying such unit.
Under the terms of the warrant agreement, the Company has agreed that, as soon as practicable, but in no event later than 20 business days, after the closing of its Business Combination, it will use its commercially reasonable efforts to file with the SEC a post-effective amendment to the registration statement for the Public Offering or a new registration statement covering the registration under the Securities Act of the Class A ordinary shares issuable upon exercise of the warrants and thereafter will use its commercially reasonable efforts to cause the same to become effective within 60 business days following the Company’s initial Business Combination and to maintain a current prospectus relating to the Class A ordinary shares issuable upon exercise of the warrants until the expiration of the warrants in accordance with the provisions of the warrant agreement. If a registration statement covering the Class A ordinary shares issuable upon exercise of the warrants is not effective by the sixtieth (60th) business day after the closing of the initial Business Combination, warrant holders may, until such time as there is an effective registration statement and during any period when the Company will have failed to maintain an effective registration statement, exercise warrants on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act or another exemption. Notwithstanding the above, if the Class A ordinary shares are at the time of any exercise of a warrant not listed on a national securities exchange such that they satisfy the definition of a “covered security” under Section 18(b)(1) of the Securities Act, the Company may, at its option, require holders of public warrants who exercise their warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event the Company so elects, the Company will not be required to file or maintain in effect a registration statement, and in the event the Company does not so elect, the Company will use its commercially reasonable efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available.
If the holders exercise their public warrants on a cashless basis, they would pay the warrant exercise price by surrendering the warrants for that number of Class A ordinary shares equal to the quotient obtained by dividing (x) the product of the number of Class A ordinary shares underlying the warrants, multiplied by the excess of the “fair market value” of the Class A ordinary shares over the exercise price of the warrants by (y) the fair market value. The “fair market value” is the average reported closing price of the Class A ordinary shares for the 10 trading days ending on the third trading day prior to the date on which the notice of exercise is received by the warrant agent or on which the notice of redemption is sent to the holders of warrants, as applicable.
Redemption of Warrants When the Price per Class A Ordinary Share Equals or Exceeds $18.00: The Company may redeem the outstanding warrants:
•	in whole and not in part;
•	at a price of $0.01 per warrant;
•	upon a minimum of 30 days’ prior written notice of redemption (the “30-day redemption period”); and
•
if, and only if, the closing price of the Class A ordinary shares equals or exceeds $18.00 per share (as adjusted for adjustments to the number of shares issuable upon exercise or the exercise price of a warrant) for any 20 trading days within a 30-trading day period commencing at least 30 days after completion of the initial business combination and ending three business days before the Company sends the notice of redemption to the warrant holders.

Additionally, if the number of outstanding Class A ordinary shares is increased by a share capitalization payable in Class A ordinary shares, or by a subdivision of ordinary shares or other similar event, then, on the effective date of such share capitalization, subdivision or similar event, the number of Class A ordinary shares issuable on exercise of each warrant will be increased in proportion to such increase in the outstanding ordinary shares. A rights offering made to all or substantially all holders of ordinary shares entitling holders to purchase Class A ordinary shares at a price less than the fair market value will be deemed a share capitalization of a number of Class A ordinary shares equal to the product of (i) the number of Class A ordinary shares actually sold in such rights offering (or issuable under any other equity securities sold in such rights offering that are convertible into or exercisable for Class A ordinary shares) and (ii) the quotient of (x) the price per Class A ordinary share paid in such rights offering and (y) the fair market value. For these purposes (i) if the rights offering is for securities convertible into or exercisable for Class A ordinary shares, in determining the price payable for Class A ordinary shares, there will be taken into account any consideration received for such rights, as well as any additional amount payable upon exercise or conversion and (ii) fair market value means the volume weighted average price of Class A ordinary shares as reported during the ten (10) trading day period ending on the trading day prior to the first date on which the Class A ordinary shares trade on the applicable exchange or in the applicable market, regular way, without the right to receive such rights.
Note 9 — Segment Reporting
ASB ASC Topic 280, “Segment Reporting,” establishes standards for companies to report in their financial statement information about operating segments, products, services, geographic areas, and major customers Operating segments are defined as components of an enterprise for which separate financial information is available that is regularly evaluated by the Company’s chief operating decision maker (“CODM”), or group, in deciding how to allocate resources and assess performance.
The Company’s CODM has been identified as the Chief Financial Officer, who reviews the operating results for the Company as a whole to make decisions about allocating resources and assessing financial performance. Accordingly, management has determined that the Company only has one reporting segment. The CODM assesses performance for the single segment and decides how to allocate resources based on net income or loss that also is reported on the statement of operations as net income or loss. The measure of segment assets is reported on the balance sheet as total assets. When evaluating the Company’s performance and making key decisions regarding resource allocation, the CODM reviews several key metrics, which include the following:

	December 31, 2025	December 31, 2024
Cash and cash equivalents	$1,198,000	$55,000
Prepaid expenses	$136,000	$—
Investments held in Trust Account	$209,220,000	$—

	Year ended December 31, 2025	For the period from August 13, 2024 (inception) to December 31, 2024
General, and administrative costs	$2,090,000	$—
Investment income	$7,008,000	$—

Note 10 — Subsequent Events
The Company evaluated subsequent events and transactions that occurred after the balance sheet date through the date that the financial statements were issued. Based upon this review, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statements.

Condensed Consolidated Statements of Profit or Loss and Other Comprehensive Income (Unaudited)

		For the three months ended March 31,
(in thousands of euros unless otherwise stated)	Notes	2026	2025
Revenue from Products and Services	3	8,838	5,843
Cost of sales		(5,520)	(4,582)
Gross profit		3,318	1,261
Other income		3,174	2,486
Research and development expenses		(16,129)	(17,761)
Selling, General and Administrative expenses		(26,768)	(22,939)
Operating loss		(36,405)	(36,953)
(Loss) gain on disposal of assets		(11)	2
Finance income		325	817
Finance costs		(518)	(692)
Share of loss of associates		(60)	—
Loss before income tax		(36,669)	(36,826)
Income tax benefit	4	472	325
Net loss		(36,197)	(36,501)
Other comprehensive income (loss)
Items that may be subsequently reclassified to profit or loss
Currency translation differences		(89)	68
Other comprehensive (loss) income, net of tax		(89)	68
Total comprehensive loss		(36,286)	(36,433)
Net loss attributable to:
Owners of newcleo Ltd		(36,197)	(36,501)
Non-controlling interest		—	—
Total comprehensive loss attributable to:
Owners of newcleo Ltd		(36,286)	(36,433)
Non-controlling interest		—	—
Net loss per share for loss attributable to the ordinary equity holders:
Basic and diluted loss per share		(0.07)	(0.08)

The accompanying notes are an integral part of these condensed consolidated interim financial statements.

Condensed Consolidated Statements of Financial Position (Unaudited)

(in thousands of euros)	Notes	March 31, 2026	December 31, 2025
ASSETS
NON-CURRENT ASSETS
Goodwill		37,281	37,281
Intangible assets, net		42,572	43,054
Property, plant and equipment, net	5	102,252	93,436
Right-of-use asset (2026: €501; 2025: €586 from related party)	5	18,032	18,521
Investments		73	75
Investments in associates		31,575	31,635
Other long-term receivables		38,402	35,207
Deferred tax assets	4	3,016	2,176
TOTAL NON-CURRENT ASSETS		273,203	261,385
CURRENT ASSETS
Inventories		4,910	5,057
Short-term investments		2,313	2,291
Trade receivable, contract and other assets, net (2026: €2,700; 2025: €1,200 from related party)		64,486	62,314
Cash and cash equivalents		100,558	105,270
TOTAL CURRENT ASSETS		172,267	174,932
TOTAL ASSETS		445,470	436,317
NON-CURRENT LIABILITIES
Provisions		4,208	4,170
Other liabilities		9,296	9,305
Lease liabilities (2026: €158; 2025: €252 from related party)		14,966	15,537
Borrowings	9	15,938	16,306
Deferred tax liabilities	4	4,550	4,244
TOTAL NON-CURRENT LIABILITIES		48,958	49,562
CURRENT LIABILITIES
Provisions		203	186
Trade and other payables	8	63,027	83,808
Lease liabilities (2026: €371; 2025: €369 from related party)		3,474	3,250
Borrowings	9	2,574	2,583
TOTAL CURRENT LIABILITIES		69,278	89,827
TOTAL LIABILITIES		118,236	139,389
EQUITY
Share capital	6	4,970	4,739
Share premium	6	637,567	562,904
Other reserves		44,980	51,383
Accumulated deficits		(360,320)	(324,123)
Equity attributable to owners of newcleo Ltd		327,197	294,903
Non-controlling interests		37	2,025
TOTAL EQUITY		327,234	296,928
TOTAL EQUITY AND LIABILITIES		445,470	436,317

The accompanying notes are an integral part of these condensed consolidated interim financial statements.

Condensed Consolidated Statement of Changes in Equity (Unaudited)

(in thousands of euros)	Notes	Share capital	Share premium	Other reserves	Accumu- lated deficits	Attribu- table to owners of newcleo Ltd	Non- controlling interests	Total equity
Balance at December 31, 2025		4,739	562,904	51,383	(324,123)	294,903	2,025	296,928
Loss after tax		—	—	—	(36,197)	(36,197)	—	(36,197)
Other comprehensive income		—	—	(89)	—	(89)	—	(89)
Total comprehensive loss		—	—	(89)	(36,197)	(36,286)	—	(36,286)
Transactions with owners in their capacity as owners:
Equity-settled share-based payments	7	—	—	9,210	—	9,210	—	9,210
Issue of share capital	6	170	57,224	—	—	57,394	—	57,394
Transfer of equity instruments issued in connection with the acquisition of Next-N Investment	6	61	17,439	(17,500)	—	—	—	—
NCI derecognized in connection with investment in Next-N	6	—	—	1,988	—	1,988	(1,988)	—
Other movements		—	—	(12)	—	(12)	—	(12)
Total transactions with owners		231	74,663	(6,314)	—	68,580	(1,988)	66,592
Balance at March 31, 2026		4,970	637,567	44,980	(360,320)	327,197	37	327,234

(in thousands of euros)	Notes	Share capital	Share premium	Other reserves	Accumu- lated deficits	Attribu- table to owners of newcleo Ltd	Non- controlling interests	Total equity
Balance at December 31, 2024		4,620	530,911	11,473	(185,782)	361,222	21	361,243
Net loss		—	—	—	(36,501)	(36,501)	—	(36,501)
Other comprehensive income		—	—	68	—	68	—	68
Total comprehensive loss		—	—	68	(36,501)	(36,433)	—	(36,433)
Transactions with owners in their capacity as owners:
Equity-settled share-based payments	7	—	—	2,503	—	2,503	—	2,503
Other movements		—	—	53	—	53	—	53
Total transactions with owners		—	—	2,556	—	2,556	—	2,556
Balance at March 31, 2025		4,620	530,911	14,097	(222,283)	327,345	21	327,366

The accompanying notes are an integral part of these condensed consolidated interim financial statements.

Condensed Consolidated Cash Flow Statement (Unaudited)

		For the three months ended March 31
(in thousands of euros)	Notes	2026	2025
Cash flows from operating activities
Net loss		(36,197)	(36,501)
Adjustments to reconcile net loss to net cash flows:
Loss from associates		60	—
Finance income		(24)	(868)
Finance costs		441	360
Income tax benefit	4	(472)	(325)
Depreciation of property, plant and equipment and right-of-use assets, amortization intangible assets and provisions		3,901	3,814
Share-based payment expense		9,210	2,503
Loss (gain) on disposals		50	(2)
Other revenues and expenses without effect on cash flow		7	1
Changes in working capital:
Decrease (increase) in inventory		147	(151)
(Increase) decrease in trade receivables, contract and other assets (2026: €1,500; 2025: €0 from related party)		(5,473)	1,713
Decrease in trade and other payables		(3,811)	(8,181)
Income taxes paid		(154)	(307)
Net cash flows used in operating activities		(32,315)	(37,944)
Cash flows from investing activities
Acquisition of intangible assets		(175)	(203)
Purchase of property, plant and equipment		(13,417)	(12,637)
Proceeds from maturities of short-term investments		—	997
Purchase of short-term investments		(16)	(20)
Interest received from short-term investments		24	846
(Increase) decrease in loans and deposits made		(15)	5
Proceeds from sale of tangible and intangible assets		1	5
Net cash flows used in investing activities		(13,598)	(11,007)
Cash flows from financing activities
Proceeds from issues of shares		18,815	—
Advance subscriptions from shareholders		24,025	—
Redeemable bond subscriptions		—	14,316
Repayments of borrowings and lease liabilities		(1,245)	(1,170)
Interest paid including interest on lease		(441)	(330)
Net cash flows from financing activities		41,154	12,816
Net decrease in cash and cash equivalents		(4,759)	(36,135)
Cash and cash equivalents at the beginning of the period		105,270	192,714
Effect of foreign exchange rate changes		47	(58)
Cash and cash equivalents at the end of the period		100,558	156,521

The accompanying notes are an integral part of these condensed consolidated interim financial statements.

Notes to the Condensed Consolidated Interim Financial Statements
Note 1 - General Information
newcleo Ltd (“newcleo” or the “Company”) is a private company incorporated in the United Kingdom on March 18, 2021 under the Companies Act 2006 and is headquartered in London. The address of the Company’s registered office is 55 South Audley Street, London, W1K 2QH.
newcleo and its subsidiaries (collectively, the “Group”) is a nuclear technology company developing Generation-IV lead cooled fast reactors, a class of small modular reactor that uses liquid lead as a coolant. The Group’s reactor designs are intended to operate using mixed-oxide (“MOX”) fuel derived by recycled nuclear materials, supporting a closed-fuel-cycle approach. The Group is working towards generating safe, clean, economic, and practically inexhaustible energy for the world, through a radically innovative combination of existing, accessible technologies.
As of March 31, 2026, newcleo’s principal subsidiaries are set out below. Unless otherwise stated, they have share capital consisting solely of ordinary shares that are held directly by the Group, and the proportion of ownership interests held equals the voting rights held by the Group. Unless denoted with an (*), all entities listed are subsidiaries.

Name of entity	Place of business/country of incorporation	Ownership interest held by the Group		Ownership interest held by non-controlling interests		Principal activities
		2026	2025	2026	2025
newcleo Spa	Italy	98,72%	100%	1,28%	0%	Nuclear
newcleo Generation (UK) Ltd	United Kingdom	98,72%	100%	1,28%	0%	Nuclear
newcleo SA	France	98,72%	99.98%	1,28%	0.02%	Nuclear
newcleo Operations	France	98,72%	99.99%	1,28%	0.01%	Nuclear
newcleo SA	Switzerland	98,72%	100%	1,28%	0%	Nuclear
newcleo Americas LLC	USA	98,72%	100%	1,28%	0%	Nuclear
newcleo Real Estate Srl	Italy	98,72%	100%	1,28%	0%	Nuclear
Fucina Italia Srl (“Fucina”)	Italy	98,72%	100%	1,28%	0%	Nuclear
Servizi Ricerche e Sviluppo Srl (“SRS”)	Italy	98,72%	100%	1,28%	0%	Nuclear
Proil Srl	Italy	71,08%	72%	28,92%	28%	Nuclear
CCR Internazionale Scrl	Italy	88,85%	90%	11,15%	10%	Nuclear
Consorzio SRS Scrl	Italy	64,17%	65%	35,83%	35%	Nuclear
newcleo Fuel Innovations	France	98,72%	100%	1,28%	0%	Nuclear
newcleo Lead Fast Reactors Innovations	France	98,72%	100%	1,28%	0%	Nuclear
NewCleo 1	France	98,72%	—	1,28%	—	Nuclear
Newvys a.s.**	Slovakia	49%	—	51%	—	Nuclear
Next-N S.p.A.*	Italy	40%	—	60%	—	Nuclear
Pompes Rütschi SAS	France	98,72%	100%	1,28%	0%	Nuclear
Rütschi Fluid AG	Switzerland	98,72%	100%	1,28%	0%	Nuclear
newcleo SRO	Slovakia	98,72%	100%	1,28%	0%	Nuclear

**	Joint-venture accounted for under equity method of accounting
*	Associate accounted for under equity method of accounting
Note 2 - Summary of Material Accounting Policies
2.1 Basis of Preparation
These interim financial statements have been prepared in accordance and are compliant with IAS 34 Interim Financial Reporting, and should be read in conjunction with the Group’s last annual consolidated financial statements as at and for the year ended December 31, 2025 (‘last annual financial statements’). They do not include all of the information required for a complete set of financial statements prepared in accordance with IFRS Accounting Standards. However, selected explanatory notes are included to explain events and transactions that are significant to an understanding of changes in the Group’s financial position and performance since the last annual financial statements.
The accounting policies applied in the preparation of these condensed consolidated interim financial statements are consistent with those applied and disclosed in the Group’s last annual financial statements.
The condensed consolidated interim financial statements are presented in Euros and all values are rounded to the nearest thousand (€’000), except when otherwise indicated.
These interim financial statements were authorized for issue by the Board of Directors on July 24, 2026. Subsequent events have been evaluated through this date.
The interim results for the three months ended 31 March 2026 are not necessarily indicative of the results that may be expected for the year ending 31 December 2026.
2.2 Going Concern
The condensed consolidated interim financial statements have been prepared on a going concern basis, on the assumption that the Group will have access to sufficient financial resources to continue to trade for the foreseeable future, being at least 12 months from the reporting date.
As of March 31, 2026, the Group had cash and cash equivalents of €100.6 million. For the three months ended March 31, 2026, the Company used approximately €32.3 million in cash for operating activities. Historically, the Group has incurred recurring net losses from operations and negative cash flows from operating activities. As of March 31, 2026, the Group had an accumulated deficit of approximately €360.3 million.
The Group’s ability to continue its operations is dependent on its ability to obtain additional financing or to achieve profitable operations in the future. The Group expects that additional capital will be required during the next twelve months and beyond to fund ongoing operations and planned development activities. There can be no assurance that such financing will be available on acceptable terms, or at all, or that the Group will be able to generate sufficient positive cash flows from operations in the near term.
These conditions indicate the existence of a material uncertainty that may cast significant doubt on the Group’s ability to continue as a going concern. The condensed consolidated interim financial statements do not include any adjustments to the carrying amounts or classification of assets and liabilities that would result if the Group were unable to continue as a going concern.
Management plans to improve the Group's liquidity position by raising funds from the public markets, borrowing debt and other financing alternatives. This intention is supported by management's ongoing progress on the Business Combination, as further disclosed in Note 11, and management are currently in negotiations for bridge financing to support the Group’s liquidity needs in the immediate term pending completion of the Business Combination. These plans are not final and are subject to market and other conditions not in the Group's control. As such, there can be no assurance that the Group will be successful in obtaining sufficient funding.
2.3 Basis of Consolidation
Subsidiaries are all entities over which the Group has control. The Group controls an entity where the Group is exposed to, or has rights to, variable returns from its involvement with the entity and has the ability to affect those returns through its power to direct the activities of the entity. Subsidiaries are fully consolidated from the date on which control is transferred to the Group; they are deconsolidated from the date when control ceases.
Profit or loss and each component of OCI are attributed to the equity holders of the parent of the Group and to the non-controlling interests, even if this results in the non-controlling interests having a deficit balance. When necessary, adjustments are made to the financial statements of subsidiaries to bring their accounting policies in line with the Group’s accounting policies. All intra-group assets and liabilities, equity, income, expenses and cash flows relating to transactions between members of the Group are eliminated in full on consolidation.

2.4 New Standards and Amendments to Existing Standards
Recently Adopted Standards and Amendments to Existing Standards
In the current year, the Group adopted the below standards and amendments to existing standards that are effective for an accounting period that begins on or after January 1, 2026.
•	Amendments to IFRS 9 and IFRS 7: Amendments to the Classification and Measurement of Financial Instruments
•	Amendments to IFRS 1, IFRS 7, IFRS 9, IFRS 10 and IAS 7: Annual Improvements Volume 11
•	Amendments to IFRS 9 and IFRS 7: Contracts Referencing Nature dependent Electricity
The adoption of these new standards did not have material impact on the consolidated financial statements.
Standards and Amendments to Existing Standards Not Yet Adopted
New standards and amendments to existing standards that have been issued but not yet effective and not been early adopted by the Group are as follows:

Standard	IASB effective date
Amendments to IAS 21: Hyperinflationary presentation currency	January 1, 2027
IFRS 18: Presentation and Disclosure in Financial Statements (“IFRS 18”)	January 1, 2027
IFRS 19: Subsidiaries without Public Accountability: Disclosures	January 1, 2027

IFRS 18 is a new standard that will provide new presentation and disclosure requirements, replacing IAS 1, Presentation of Financial Statements (“IAS 1”). IFRS 18 introduces changes to the structure of the income statement, provides required disclosures in financial statements for certain profit or loss performance measures that are reported outside an entity's financial statements, and provides enhanced principles on aggregation and disaggregation in financial statements. Many other existing principles in IAS 1 have been maintained. IFRS 18 is effective for years beginning on or after January 1, 2027, with earlier application permitted; retrospective application is required. The Group is currently assessing the impact of this amendment on its consolidated financial statements.
The Group does not expect that the adoption of the other standards and amendments to existing standards listed above will have a material impact on the consolidated financial statements.
2.5 Seasonality
The Group’s operations are not subject to significant seasonal or cyclical variations. Revenue is significantly driven by long-term contracts and generally consistent throughout the financial year. However, revenue recognized in any given interim period may vary depending on the timing of contract execution, milestone achievements or delivery schedules.
2.6 Goodwill
Goodwill is initially recognized and measured as the excess of the sum of the consideration transferred, the amount of any noncontrolling interests in the acquiree (if any), and the fair value of the acquirer’s previously held equity interest in the acquiree (if any) over the net of the acquisition-date amounts of the identifiable assets acquired and the liabilities assumed.
Goodwill is not amortized but is reviewed for impairment at least annually. For the purpose of impairment testing, goodwill is allocated to each of the Group’s cash-generating units (“CGUs”) or groups of CGUs that are expected to benefit from the business combination in which the goodwill arose. The CGUs or groups of CGUs are identified as the smallest identifiable group of assets that generates cash inflows that are largely independent of the cash inflows from other assets or group of assets. If the recoverable amount, determined by the higher of its value in use (discounted cash flow) or fair value less cost of disposal of the CGU is less than the carrying amount of the CGU, the impairment loss is allocated first to reduce the carrying amount of any goodwill allocated to the unit and then to the other assets of the CGU pro-rata on the basis of the carrying amount of each asset in the CGU. An impairment loss recognized for goodwill is not reversed in a subsequent period.

The value in use of each CGU is determined using a discounted cash flow analysis; the estimation of the recoverable value requires significant judgement and involves the use of assumptions and estimates, including future cash flows, discount rates and growth rates. The estimation of the recoverable value is inherently uncertain and may be affected by changes in economic and market conditions, as well as changes in the Group’s business operations.
CGUs were not tested for impairment because there were no impairment indicators at 31 March 2026. The annual test for impairment of goodwill will be conducted in a subsequent reporting period in 2026.
Note 3 - Revenue from Products and Services
The Group derives its revenue from contracts with customers for the transfer of goods and services in the following major product lines and geographical regions.
Disaggregation of revenue

	For the three-months ended March 31,
(in thousands of euros)	2026	2025
External revenue by type:
Manufacturing and installation of equipment and spare parts	7,306	5,168
Consultancy services	1,532	675
Total revenue	8,838	5,843
External revenue by country of sale:
Italy	2,957	1,323
France	3,929	3,510
Switzerland	1,524	1,010
Slovakia	428	—
Total revenue	8,838	5,843
External revenue by customer location:
Europe	6,714	4,098
America	1,147	850
Asia	892	816
Africa	59	—
Middle East	26	79
Total revenue	8,838	5,843
External revenue by timing of revenue:
Goods transferred over time	4,145	2,416
Consultancy services transferred over time	1,532	675
Goods transferred point in time	3,161	2,752
Total revenue	8,838	5,843

Note 4 - Income taxes
Income tax expense is recognized based on management’s estimate of the weighted average effective annual income tax rate expected for the full financial year. The estimated average annual tax rate used for the three months ended March 31, 2026 is 1.52%, compared to 1.07% for the three-months ended March 31, 2025. The effective tax rate is significantly lower than the main rate of UK corporation tax of 25%, primarily due to deferred tax assets arising from tax losses. These have not been recognized as it is not probable that sufficient taxable profits will be available against which they can be utilized. As a result, no tax benefit is recognized on these losses, which reduces the effective tax rate.

Note 5 - Property, plant and equipment
Property, plant and equipment increased by €8.8 million, from €93.4 million as at December 31, 2025 to €102.3 million as at March 31, 2026. This increase was mainly driven by additions of €4.4 million in machinery and equipment and €6.1 million in construction work in progress.
The additions primarily relate to the construction of the PRECURSOR experimental facility at Brasimone and investments in the Material Laboratory, newcleo's in-house infrastructure that enables the development of the advanced materials and chemistry management solutions needed for LFR technology, reducing technological risk and supporting nuclear qualification.
These additions were partially offset by the depreciation charge of €1.8 million for the period.
The total amount of capital commitments as of March 31, 2026 is €12.2 million (December 31, 2025: €26.5 million), primarily relating to the construction of the precursor experimental facility at Brasimone.
Note 6 - Share Capital
As of March 31, 2026, the share capital of newcleo Ltd consists of 497 036 310 shares (473 910 109 as of December 31, 2025) at a nominal value of Euro 0.01.
In October 2025, newcleo SA initiated a capital raise (the “October Capital Raise”) with new and existing investors for the subscription of bonds redeemable into newcleo SA ordinary shares (the “October Capital Raise”). As of December 31, 2025, newcleo SA received €38.6 million in proceeds related to the October Capital Raise but had not yet issued any bonds in connection with the October Capital Raise. newcleo recognized the proceeds of €38.6 million as a deferred redeemable bond obligation within trade and other payables on newcleo’s historical consolidated balance sheet as of December 31, 2025.
In January 2026, newcleo, newcleo SA and the investors associated with the October Capital Raise entered into an amendment pursuant to which (i) newcleo SA and the investors agreed that the agreement to issue redeemable bonds under the October Capital Raise shall terminate, and (ii) newcleo Ordinary Shares would be issued to the investors in lieu of newcleo SA redeemable bonds (the “SA Capital Raise Amendment”). Upon the execution of the SA Capital Raise Amendment, no redeemable bonds were issued in connection with the October Capital Raise. In January 2026, newcleo raised an additional €18.8 million under the October Capital Raise. On January 30, 2026, newcleo completed the October Capital Raise, raising aggregate proceeds of €57.4 million at a purchase price of €3.40 per newcleo Ordinary Share and issuing 16,880,136 newcleo Ordinary Shares.
In January 2026, newcleo Ltd. and newcleo SA entered into an amended contribution agreement with NextChem whereby the parties agreed to exchange the issuance of 6,140,351 ordinary shares in newcleo SA with 6,140,351 newcleo Ltd. ordinary shares. The value of the consideration shares was set at €2.85 per share, corresponding to their fair market value and to the subscription price of the shares issued by the Company in 2025, resulting in a total contribution of €17.5 million. Concurrently, the underlying ordinary shares in newcleo SA to be issued upon the achievement of the contingent consideration earnout events were replaced with 18,421,053 warrants to subscribe for 18,421,053 newcleo Ltd. ordinary shares on substantially the same terms and conditions. In connection with this exchange, NextChem has become an investor in newcleo Ltd. The share transfer was accounted for as a capital transaction and therefore, the previous recognized noncontrolling interest of €2.0 million was derecognized at its carrying value.

Note 7 - Share-based payments
Share-based payments expense for the three months ended March 31, 2026 was €9.2 million (2025: €2.5 million), of which €5.7 million was recorded in Selling, general and administrative expenses (2025: €1.7 million) and €3.5 million in Research and development expenses (2025: €0.8 million).The increase is mainly driven by the December 2025 awards granted to all employees as a year-end performance bonus, with the expense recognized over the four-year vesting period using the graded vesting method. No material grants were awarded during the three months ended March 31, 2026.
Note 8 - Trade and other payables

(in thousands of euros)	As of March 31, 2026	As of December 31, 2025
Current
Trade payables	8,549	15,860
Social security and other taxes	1,965	5,487
Accrued expenses	11,378	6,656
Payroll liabilities	9,989	9,990
Contract liabilities	5,164	5,026
Deferred redeemable bond obligation (Note 6)	—	38,577
Advance subscriptions from shareholders (Note 11)	24,025	—
Other payables	1,957	2,213
Total Trade and other payables	63,027	83,808

Note 9 - Borrowings
Except for interest charges and scheduled repayments of existing loans, bank loans remained unchanged during the period. The Company confirms that no new borrowings were entered into during the period, that there were no defaults on any loan obligations, and that all applicable financial covenants were complied with as at the reporting date.
Note 10 - Segment Information
The Company’s chief operating decision maker (“CODM”) has been identified as the Chief Executive Officer. The Company’s CODM reviews consolidated results to assess performance, make decisions and allocate operating and capital resources of the Company as a whole, therefore there is only one reportable segment. The CODM does not distinguish its principal business activities for the purpose of internal reporting and uses the Company’s consolidated cash balance to allocate resources.
Major Customers
For the periods ended March 31, 2026 and 2025 revenue from major customers contributing over 10% of the Group’s total external revenue is as follows:

(In thousands of euros)	2026	2025
Customer A	1,162	1,342
Customer B	804	754
Customer C	—	138
Customer D	757	—

The composition of the Group's top three customers changed during the period, following the signature by SRS of significant contracts with a new customer in early 2026.
Note 11 - Events After the Reporting Period
In March and April 2026, newcleo entered into subscription agreements with various investors pursuant to which the investors subscribed for 7,306,808 newcleo Ordinary Shares at a purchase price of €3.60 per share, for an aggregate cash consideration of €26.3 million (the "Pre-PIPE Financing"). Of this amount, €24.0 million was collected during the three months ended March 31, 2026 and, pending the issuance of the corresponding Ordinary Shares, was recorded within trade and other payables on the Company's consolidated balance sheet as of that date. These shares were subsequently issued in April 2026.
On May 26, 2026, newcleo Ltd entered into a Business Combination Agreement with NewHold Investment Corp III to become a publicly listed company on Nasdaq. NewHold and newcleo entered into the PIPE Subscription Agreements with the PIPE Investors, pursuant to which the PIPE Investors have agreed to purchase, in aggregate, 22,000,000 newcleo Ordinary Shares for a purchase price of €8.52 or $10.00 per share for an aggregate commitment amount of €187.5 million, or $220.0 million, before approximately €9.4 million in transaction costs to be incurred related to the PIPE Financing. The PIPE Subscription Agreements are subject to certain conditions, including, among other things, the closing of the Business Combination. The net proceeds from the PIPE Financing are intended to be used for general corporate purposes of the combined company following the Business Combination.
In July 2026, the company opened a window for exercising vested options. Consequently, the number of shares has increased by 943,315.
In July 2026, newcleo completed a capital raise with both new and existing investors, issuing 3,874,634 ordinary shares of newcleo Ltd. at a subscription price of €4.10 per share, for total gross proceeds of €15.89 million. The entire subscription proceeds are expected to be collected by the end of August 2026.
Contingent liabilities and commitments existing at 31 December 2025 are disclosed in the Group's consolidated financial statements for the year ended 31 December 2025. There have been no material changes to the Group's contingent liabilities or commitments since that date.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Board of Directors and Shareholders
Newcleo Ltd.
Opinion on the financial statements
We have audited the accompanying consolidated statements of financial position of Newcleo Ltd. and subsidiaries (the “Company”) as of December 31, 2025 and 2024, the related consolidated statements of profit or loss and other comprehensive income, changes in equity, and cash flows for each of the two years in the period ended December 31, 2025, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2025, in conformity with International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board (“IASB”).
Substantial doubt over going concern
The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2.2 to the financial statements, the Company has suffered recurring net losses and cash outflows from operating activities and has an accumulated net deficit. These conditions, along with other matters as set forth in Note 2.2, raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2.2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.
Basis for opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
/s/ GRANT THORNTON

We have served as the Company’s auditor since 2026.

Dublin, Ireland
June 2nd, 2026

Consolidated Statements of Profit or Loss and Other Comprehensive Income

		Year ended December 31,
(in thousands of euros unless otherwise stated)	Notes	2025	2024
Revenue	4	32,769	46,743
Cost of sales	5	(24,953)	(34,999)
Gross profit		7,816	11,744
Other income (2025: €24; 2024: €24 from related party)	5	19,347	17,746
Research and development expenses	5	(68,544)	(58,473)
Selling, General and Administrative expenses (2025: €9,744; 2024: €7,327 from related party)	5	(98,547)	(86,815)
Operating loss		(139,928)	(115,798)
(Loss) gain on disposal of assets		(1,630)	180
Finance income	7	1,937	5,232
Change in fair value of financial assets measured at fair value through profit or loss	19	—	1,798
Finance costs	7	(2,120)	(1,977)
Share of loss of associates	25	(48)	—
Loss before income tax		(141,789)	(110,565)
Income tax benefit	8	1,824	402
Net loss		(139,965)	(110,163)
Other comprehensive income (loss)
Items that may be subsequently reclassified to profit or loss
Currency translation differences		(809)	105
Items that will not be reclassified to profit or loss
Remeasurements of defined benefit plans		287	16
Income tax impact		—	—
Other comprehensive income (loss), net of tax		(522)	121
Total comprehensive loss		(140,487)	(110,042)
Net loss attributable to:
Owners of newcleo Ltd.		(138,341)	(110,163)
Non-controlling interest		(1,624)	—
Total comprehensive loss attributable to:
Owners of newcleo Ltd.		(138,863)	(110,042)
Non-controlling interest		(1,624)	—
Net loss per share for loss attributable to the ordinary equity holders:
Basic and diluted loss per share	17	(0.30)	(0.25)
Weighted-average ordinary shares outstanding – basic and diluted	17	462,252,560	436,276,314

The accompanying notes are an integral part of these consolidated financial statements.

Consolidated Statements of Financial Position

		As of December 31,
(in thousands of euros)	Notes	2025	2024
ASSETS
NON-CURRENT ASSETS
Goodwill	9	37,281	37,281
Intangible assets, net	9	43,054	46,436
Property, plant and equipment, net	10	93,436	58,783
Right-of-use asset (2025: €586; 2024: €909 from related party)	11	18,521	21,612
Investments		75	1,027
Investments in associates	25	31,635	—
Other non-current receivables	12	35,207	15,820
Deferred tax assets	8	2,176	1,169
TOTAL NON-CURRENT ASSETS		261,385	182,128
CURRENT ASSETS
Inventories	13	5,057	6,952
Short-term investments	19	2,291	2,199
Trade receivable, contract and other assets, net (2025: €1,200; 2024: €0 from related party)	14	62,314	64,018
Cash and cash equivalents	15	105,270	192,714
TOTAL CURRENT ASSETS		174,932	265,883
TOTAL ASSETS		436,317	448,011
NON-CURRENT LIABILITIES
Provisions	20	4,170	3,519
Other non-current liabilities	21	9,305	1
Lease liabilities (2025: €252; 2024: €610 from related party)	11	15,537	18,003
Borrowings	19	16,306	2,283
Deferred tax liabilities	8	4,244	5,781
TOTAL NON-CURRENT LIABILITIES		49,562	29,587
CURRENT LIABILITIES
Provisions	20	186	103
Trade and other payables	23	83,808	52,116
Lease liabilities (2025: €369; 2024: €353 from related party)	11	3,250	3,203
Borrowings	19	2,583	1,759
TOTAL CURRENT LIABILITIES		89,827	57,181
TOTAL LIABILITIES		139,389	86,768
EQUITY
Share capital	16	4,739	4,620
Share premium	16	562,904	530,911
Other reserves		51,383	11,473
Accumulated deficits		(324,123)	(185,782)
Equity attributable to owners of newcleo Ltd.		294,903	361,222
Non-controlling interests		2,025	21
TOTAL EQUITY		296,928	361,243
TOTAL EQUITY AND LIABILITIES		436,317	448,011

The accompanying notes are an integral part of these consolidated financial statements.

Consolidated Statement of Changes in Equity

(in thousands of euros)	Notes	Share capital	Share premium	Other reserves	Accumu- lated deficits	Attribu- table to owners of newcleo Ltd	Non- controlling interests	Total equity
Balance at December 31, 2023		4,127	396,078	1,868	(75,619)	326,454	21	326,475
Net loss		—	—		(110,163)	(110,163)	—	(110,163)
Other comprehensive income		—	—	121	—	121	—	121
Total comprehensive loss		—	—	121	(110,163)	(110,042)	—	(110,042)
Transactions with owners in their capacity as owners:
Equity-settled share-based payments	18	—	—	8,316		8,316	—	8,316
Issue of share capital	16	493	134,833	—	—	135,326	—	135,326
Other movements		—	—	1,168	—	1,168	—	1,168
Total transactions with owners		493	134,833	9,484	—	144,810	—	144,810
Balance at December 31, 2024		4,620	530,911	11,473	(185,782)	361,222	21	361,243
Net loss		—	—	—	(138,341)	(138,341)	(1,624)	(139,965)
Other comprehensive income		—	—	(522)		(522)	—	(522)
Total comprehensive loss		—	—	(522)	(138,341)	(138,863)	(1,624)	(140,487)
Transactions with owners in their capacity as owners:
Equity-settled share-based payments	18	—	—	14,895	—	14,895	—	14,895
Issue of share capital	16	119	31,993	—	—	32,112	—	32,112
Equity instruments issued in connection with the acquisition of Next-N Investment	25	—	—	29,165	—	29,165	—	29,165
NCI recognized in connection with investment in Next-N	25	—	—	(3,628)	—	(3,628)	3,628	—
Total transactions with owners		119	31,993	40,432	—	72,544	3,628	76,172
Balance at December 31, 2025		4,739	562,904	51,383	(324,123)	294,903	2,025	296,928

The accompanying notes are an integral part of these consolidated financial statements.

Consolidated Cash Flow Statement

		Year ended December 31,
(in thousands of euros)	Notes	2025	2024
Cash flows from operating activities
Net loss		(139,965)	(110,163)
Adjustments to reconcile net loss to net cash flows:
Loss from associates		48	—
Finance income		(1,734)	(4,941)
Finance costs		1,455	1,709
Income tax benefit	8	(1,824)	(402)
Depreciation of property, plant and equipment and right-of-use assets, amortization intangible assets and provisions	9, 10, 11, 20	16,931	13,121
Share-based payment expense	18	14,895	8,316
Loss on disposals		1,802	429
Change in fair value of financial assets measured at fair value through profit or loss	19	—	(1,798)
Other revenues and expenses without effect on cash flow		(123)	(105)
Changes in working capital:
Decrease in inventory	13	1,895	3,301
Increase in trade receivables, contract and other assets (2025: €1,200; 2024: €0 from related party)	14	(16,787)	(21,046)
Increase in trade and other payables	23	3,469	8,448
Income taxes received (paid)		260	(1,346)
Net cash flows used in operating activities		(119,678)	(104,477)
Cash flows from investing activities
Investment in associate	25	(2,463)	—
Acquisition of intangible assets	9	(2,861)	(11,751)
Purchase of property, plant and equipment	10	(43,002)	(37,712)
Proceeds from maturities of short-term investments		859	358,804
Purchase of short-term investments		(2,615)	(186,082)
Interest received from short-term investments		1,735	3,944
Decrease (increase) in loans and deposits made		50	(970)
Proceeds from sale of tangible and intangible assets		13	33
Net cash flows (used in) / from investing activities		(48,284)	126,266
Cash flows from financing activities
Proceeds from issues of shares		31,637	61,985
Redeemable bond subscriptions	23	38,577	—
Proceeds from borrowings		16,664	—
Repayments of borrowings and lease liabilities (2025: €464; 2024: €544 from related party)		(4,749)	(4,412)
Interest paid including interest on lease		(1,408)	(1,739)
Other cash flows used in financing activities		—	(29)
Net cash flows from financing activities		80,721	55,805
Net increase in cash and cash equivalents		(87,241)	77,594
Cash and cash equivalents at the beginning of the period		192,714	114,797
Effect of foreign exchange rate changes		(203)	323
Cash and cash equivalents at the end of the period		105,270	192,714

The accompanying notes are an integral part of these consolidated financial statements.

Notes to the Consolidated Financial Statements
Note 1 - General Information
newcleo Ltd. (“newcleo” or the “Company”) is a private company incorporated in the United Kingdom on March 18, 2021 under the Companies Act 2006 and is headquartered in London. The address of the Company’s registered office is 55 South Audley Street, London, W1K 2QH.
newcleo and its subsidiaries (collectively, the “Group”) is a nuclear technology company developing Generation-IV lead-cooled fast reactors, a class of small modular reactor that uses liquid lead as a coolant. The Group’s reactor designs are intended to operate using mixed-oxide (“MOX”) fuel derived by recycled nuclear materials, supporting a closed-fuel-cycle approach. The Group is working towards generating safe, clean, economic, and practically inexhaustible energy for the world, through a radically innovative combination of existing, accessible technologies.
On September 30, 2024, the Group completed a reorganization by transferring the assets, including all subsidiaries, held by newcleo to a new legal entity in France, newcleo SA, owned by newcleo. Following the reorganization, newcleo remains as the ultimate parent company of the Group.
As of December 31, 2025, newcleo’s principal subsidiaries and associates are set out below. Unless otherwise stated, they have share capital consisting solely of ordinary shares that are held directly by the Group, and the proportion of ownership interests held in subsidiaries equals the voting rights held by the Group.

Name of entity	Place of business/country of incorporation	Ownership interest held by the Group		Ownership interest held by non-controlling interests		Principal activities
		2025	2024	2025	2024
newcleo Spa	Italy	98.72%	100%	1.28%	0.00%	Nuclear
newcleo Generation (UK) Ltd	United Kingdom	98.72%	100%	1.28%	0.00%	Nuclear
newcleo SA	France	98.72%	99.98%	1.28%	0.02%	Nuclear
newcleo Operations	France	98.72%	99.99%	1.28%	0.01%	Nuclear
newcleo SA	Switzerland	98.72%	100%	1.28%	0.00%	Nuclear
newcleo Americas LLC	USA	98.72%	100%	1.28%	0.00%	Nuclear
newcleo Real Estate Srl	Italy	98.72%	100%	1.28%	0.00%	Nuclear
Fucina Italia Srl (“Fucina”)	Italy	98.72%	100%	1.28%	0.00%	Nuclear
Servizi Ricerche e Sviluppo Srl (“SRS”)	Italy	98.72%	100%	1.28%	0.00%	Nuclear
Proil Srl	Italy	71.08%	72.00%	28.92%	28.00%	Nuclear
CCR Internazionale Scrl	Italy	88.85%	90.00%	11.15%	10.00%	Nuclear
Consorzio SRS Scrl	Italy	64.17%	65.00%	35.83%	35.00%	Nuclear
newcleo Fuel Innovations	France	98.72%	100%	1.28%	0.00%	Nuclear
newcleo Lead Fast Reactors Innovations	France	98.72%	100%	1.28%	0.00%	Nuclear
newcleo 1	France	98.72%	0.00%	1.28%	0.00%	Nuclear
Newvys a.s.	Slovakia	49.00%	0.00%	51.00%	0.00%	Nuclear
Next-N S.p.A.	Italy	40.00%	0.00%	60.00%	0.00%	Nuclear
Pompes Rütschi SAS	France	98.72%	100%	1.28%	0.00%	Nuclear
Rütschi Fluid AG	Switzerland	98.72%	100%	1.28%	0.00%	Nuclear
newcleo SRO	Slovakia	98.72%	100%	1.28%	0.00%	Nuclear

Note 2 – Summary of Material Accounting Policies
2.1 Basis of Preparation
The consolidated financial statements of the Group have been prepared in accordance with IFRS Accounting Standards (“IFRS”) as issued by the International Accounting Standards Board (“IASB”). The consolidated financial statements have been prepared on a historical cost basis, except for certain financial instruments measured at fair value.

The consolidated financial statements are presented in Euros and all values are rounded to the nearest thousand (€’000), except when otherwise indicated.
The financial statements were authorized for issue by the Board of Directors on June 2nd, 2026. Subsequent events have been evaluated through this date.
2.2 Going Concern
The consolidated and Company financial statements have been prepared on a going concern basis, on the assumption that the Group will have access to sufficient financial resources to continue to trade for the foreseeable future, being at least 12 months from the reporting date.
As of December 31, 2025, the Group had cash of €105.3 million. For the year ended December 31, 2025, the Company used approximately €119.7 million in cash for operating activities. Historically, the Group has incurred recurring net losses from operations and negative cash flows from operating activities. As of December 31, 2025, the Group had an accumulated deficit of approximately €324 million.
The Group’s ability to continue its operations is dependent on its ability to obtain additional financing or to achieve profitable operations in the future. The Group expects that additional capital will be required during the next twelve months and beyond to fund ongoing operations and planned development activities. There can be no assurance that such financing will be available on acceptable terms, or at all, or that the Group will be able to generate sufficient positive cash flows from operations in the near term.
These conditions indicate the existence of a material uncertainty that may cast significant doubt on the Group’s ability to continue as a going concern. The consolidated and Company financial statements do not include any adjustments to the carrying amounts or classification of assets and liabilities that would result if the Group were unable to continue as a going concern.
Management plans to improve the Group’s liquidity position by raising funds from the public markets, borrowing debt and other financing alternatives. This intention is supported by management’s recent execution of the BCA, as further disclosed in Note 28. These plans are not final and are subject to market and other conditions not in the Group’s control. As such, there can be no assurance that the Group will be successful in obtaining sufficient funding.
2.3 Basis of Consolidation
Subsidiaries are all entities over which the Group has control. The Group controls an entity where the Group is exposed to, or has rights to, variable returns from its involvement with the entity and has the ability to affect those returns through its power to direct the activities of the entity. Subsidiaries are fully consolidated from the date on which control is transferred to the Group; they are deconsolidated from the date when control ceases.
Profit or loss and each component of OCI are attributed to the equity holders of the parent of the Group and to the non-controlling interests, even if this results in the non-controlling interests having a deficit balance. When necessary, adjustments are made to the financial statements of subsidiaries to bring their accounting policies in line with the Group’s accounting policies. All intra-group assets and liabilities, equity, income, expenses and cash flows relating to transactions between members of the Group are eliminated in full on consolidation.
2.4 Foreign Currencies
Items included in the consolidated financial statements of each of the Group’s entities are measured using functional currency, which is the currency of the primary economic environment the entity operates. The functional currency of the Group is Euros. As the major operations of the Group are within Europe, the Group determined to present its consolidated financial statements in Euros.
Foreign currency transactions are translated into the functional currency using the exchange rates at the dates of the transactions. Foreign exchange gains and losses resulting from the settlement of such transactions, and from the translation of monetary assets and liabilities denominated in foreign currencies at year end exchange rates, are generally recognized in the profit or loss. Non-monetary items that are measured at fair value in a foreign currency are translated using the exchange rates at the date when the fair value was determined.

The results and financial position of foreign operations (none of which has the currency of a hyper-inflationary economy) that have a functional currency different from the presentation currency are translated into the presentation currency as follows:
•	Assets and liabilities for each balance sheet presented are translated at the closing rate at the date of that balance sheet;
•
Income and expenses for each statement of profit or loss and other comprehensive income are translated at average exchange rates (unless this is not a reasonable approximation of the cumulative effect of the rates prevailing on the transaction dates, in which case income and expenses are translated at the dates of the transactions); and

•	All resulting exchange differences are recognized in other comprehensive income.
2.5 Business Combinations
Acquisitions of businesses are accounted for using the acquisition method. The consideration transferred in a business combination is measured at fair value, which is calculated as the sum of the acquisition-date fair values of assets transferred by the Group, liabilities incurred by the Group to the former owners of the acquiree and the equity interest issued by the Group in exchange for control of the acquiree. Acquisition-related costs are recognized in profit or loss as incurred.
At the acquisition date, the identifiable assets acquired, and the liabilities assumed are recognized at their fair value, with limited exceptions, at the acquisition date.
Goodwill is measured as the excess of the sum of the consideration transferred, the amount of any non-controlling interests in the acquiree (if any), and the fair value of the acquirer’s previously held equity interest in the acquiree (if any) over the net of the acquisition-date amounts of the identifiable assets acquired and the liabilities assumed.
Contingent Consideration
Contingent consideration represents additional consideration that may be transferred to a counterparty upon the occurrence of specified future events or satisfaction of defined conditions. Where applicable, contingent consideration is measured at fair value at the date the Group enters into the relevant contractual arrangement.
Contingent consideration classified as equity is not remeasured and its subsequent settlement is accounted for within equity. Contingent consideration classified as a financial liability is remeasured at fair value with the changes in fair value recognized in profit or loss.
2.6 Revenue
Revenue recognition
The Group recognizes revenue in accordance with IFRS 15 Revenue from Contracts with Customers, which establishes a five-step model when determining the timing and amount of revenue: 1) identify the contract with the customer; 2) identify the separate performance obligations; 3) determine the transaction price in the contract; 4) allocate the transaction price to the separate performance obligations in the contract; and 5) recognize revenue when, or as, the Group satisfies a performance obligation.

Revenue is recognized to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the Group expects to be entitled in exchange for those services. Revenue is recognized when, or as, obligations under the terms of a contract are satisfied, which occurs when control of the promised products or services are transferred to customers. Revenue is measured as the amount of consideration the Group expects to receive in exchange for transferring products or services to a customer, known as the transaction price. A performance obligation represents a product and service (or a bundle of products or services) that is distinct or a series of distinct products or services that are substantially the same. Depending on the terms of the contract and the laws applicable, control of the products and services may be transferred over time or at a point in time. Control of the promised products and services may be transferred over time if it meets one of the following criteria:
i.	The customer simultaneously receives and consumes the benefits provided by the Group’s performance as the Group performs.
ii.	The Group’s performance creates or enhances an asset that the customer controls as the asset is created or enhanced.
iii.	The Group’s performance does not create an asset with an alternative use to the Group and the Group has an enforceable right to payment for performance completed to date.
If control of the products and/or services transfers over time, revenue is recognized over the period of the contract by reference to the progress towards complete satisfaction of that performance obligation. The Group adopts an appropriate method of measuring progress for the purpose of recognizing revenue. The Group evaluates the measure of progress at the end of each reporting period and, if necessary, adjusts the measure of performance and related revenue recognition.
Performance obligations
When the contracts include multiple goods and services, the transaction price is allocated to each distinct performance obligation based on its relative standalone selling price. Standalone selling prices are determined using observable market prices where available; when observable market prices are not available, the Group estimates the standalone selling price using the expected cost plus a margin approach.
When the contracts include multiple performance obligations that are not distinct, the contract is treated as a single performance obligation. The transaction price is recognized as revenue when control of the combined performance obligation transfers to the customer.
Transaction price
For manufacturing and installation of equipment and spare parts, the consideration is fixed. For consulting services, the consideration comprises fixed and variable elements. Initially, only fixed consideration is included in the transaction price; the amount of the variable consideration is only included in the transaction price when it is highly probable that there is no significant reversal of revenue when the uncertainty is resolved.
Contract balances
A contract asset represents the Group’s right to consideration in exchange for goods or services that the Group has transferred to a customer that is not yet unconditional. It is assessed for impairment in accordance with using the same approach as for trade receivables. In contrast, a receivable represents the Group’s unconditional right to consideration; only the passage of time is required before payment of that consideration is due. There are normally no significant costs to obtain a contract.
A contract liability represents the Group’s obligation to transfer goods or services to a customer for which the Group has received consideration (or an amount of consideration is due) from the customer.

Revenue from contracts with customers
The Group’s primary revenue streams consist of the following:
Consultancy services:
The Group provides engineering consultancy services to private companies and public administration bodies through the Group’s subsidiary, SRS. SRS has a wide team of civil, mechanical, electrical, chemical and nuclear professionals which together offer a full range of design and project development services to its customers. Most SRS’ revenues derive from long-term contracts associated with both design of products and systems and providing consultancy services to customers involved mainly in the energy sector. Payment is generally due within 45 – 90 days from invoice.
Certain contracts provide a combination of engineering, procurement, project management and installation, while others provide solely engineering consulting projects. The Group has determined that contracts of this nature, which typically extend over more than one year, have one performance obligation which is satisfied by transferring the promised consulting services to its customers. Since the consulting services are highly customized to the specifications of the field and the customer, control transfers to the customer over time and, accordingly, revenue is recognized using a cost-to-cost input method, under which revenue is recognized based on the ratio of actual costs incurred to total estimated costs. The output has no alternative use to the Group, and the Group has an enforceable right to payment plus margin for performance completed to date.
SRS typically enters into contracts based on a fixed fee arrangement, which is determined considering the estimated number of hours required to fulfil the customer’s requirements, multiplied by an agreed hourly rate. These estimates are based on management’s best judgement at contract inception.
Where additional requirements arise during a project, or where the customer requests changes or an extension of the original scope, the contractual fee is renegotiated accordingly to reflect the revised scope of work.
In certain cases, contracts may include a maximum fee arrangement based on an agreed cap of billable hours. In such arrangements, revenue is recognized based on the actual hours incurred multiplied by the agreed hourly rate, up to the contractual maximum. Accordingly, if the work is completed in fewer hours than initially estimated, revenue is recognized based on the actual time spent.
Manufacturing and installation of equipment and spare parts:
Goods transferred over time
The Group performs the construction of engineering facilities and equipment relating to the development of safe and clean energy, which includes manufacturing of storage facilities for nuclear waste, decommissioning plants, and activities of steelwork nature through Fucina. In addition, the Group also performs nuclear installations on operational reactors and engages in the supply of spare parts and maintenance activities on pumps manufactured as part of Rütschi subsidiaries. The main revenue streams related to long-term contracts recognized over time are:
•
Sales and manufacturing of complex pumps and components with quality documents associated that have a long lead time (over one year) and heavy implication of engineering, quality, purchase and production departments

•	Sales of engineered pumps based on customer technical specifications with quality documents associated with small nuclear projects
•	Sales of engineered pumps based on customer technical specifications for new nuclear power plants with quality documents associated
•	Special projects of sales of militarized pumps for nuclear or conventional submarines with quality documents associated
As control of the underlying goods or services transfers over time, revenue is recognized over time based on the Group’s progress toward complete satisfaction of the performance obligation. The Group measures progress using an input method, specifically the cost-to-cost method, which reflects the proportion of costs incurred relative to total expected costs. Accordingly, the stage of completion at the end of each reporting period is determined based on the proportion of total external and/or labor costs incurred to date. Payment is generally due within 45 – 90 days from invoice.

Goods transferred point in time
The Group sells and manufactures industrial and nuclear pumps and pump components that are identical to some already supplied in the past and requires less time and complexity to produce. The revenue is recognized when the performance obligation is satisfied, which is when the risks and rewards are transferred to the customer, upon delivery of goods. Payment is generally due within 45 – 90 days from invoice.
2.7 Cost of sales
Cost of sales comprises expenses that are directly attributable to the construction of engineering facilities and equipment, the provision of engineering consultancy services, and activities related to nuclear installations. These costs include materials, components, external technical services, and personnel expenses associated with project delivery. Allocated production-related overheads, including facility operating costs, utilities and other infrastructure expenses, are included in cost of sales. Depreciation and amortization of assets used in engineering, laboratory and production activities are also recorded within cost of sales.
2.8 Other Income
Research and development tax credits
Tax credits arising from government incentive programs for research and development are recognized in the consolidated statement of profit or loss and other comprehensive income within other income. They are recognized at fair value where there is reasonable assurance that the credit will be received. Any amounts accrued but unpaid as of the balance sheet date are recognized within trade receivable, contract and other assets, current or non-current, depending on the maturity.
Grant income
Government grants are accounted for under IAS 20 Accounting for Government Grants and Disclosure of Government Assistance and are recognized when there is reasonable assurance that the entity will comply with the conditions attached to them and that the grants will be received. A grant receivable is recognized in the consolidated statements of financial position when the recognition criteria have been met and the Group has not yet received the cash.
Asset-related grants are initially recognized as deferred income within other non-current liabilities in the consolidated statements of financial position and are recognized in profit or loss as other income over the expected useful life of the related asset.
newcleo receives grants consisting in a reimbursement of a portion of eligible acquitted expenses as part of the financing of the LFR 30 program. The grants are claimed in two stages, and disbursement is conditional upon the validation of progress reports on technical deliverables by a technical committee.
For the year ended December 31, 2025, grant income of €8.4 million (2024: €6.5 million) from Bpifrance was recognized. This amount corresponds to the reimbursement of expenses requested in April 2025 as part of the application for key step 2 claimed in April 2025 and approved by the technical committee and paid in 2025. Government grants are presented as part of profit or loss, under « Other income » and detailed in Note 5 as “Grant income”.
2.9 Research and Development Costs
Expenditure incurred on research and development is distinguished as relating either to a research phase or to a development phase. All research phase expenditure is charged to the consolidated statements of profit or loss and other comprehensive income in the period in which it is incurred. Development expenditure is recognized as an internally generated intangible asset if it meets the criteria outlined in Note 2.14
The amount initially recognized for capitalized development costs is the sum of the expenditure incurred from the date when the intangible asset first meets the recognition criteria listed in Note 2.14. Where no capitalized development costs can be recognized, development expenditure is recognized in the consolidated statements of profit or loss and other comprehensive income in the period in which it is incurred.

Subsequent to initial recognition, the capitalized development costs are measured at cost less accumulated amortization and impairment losses, on the same basis as intangible assets that are acquired separately. Capitalized development costs are amortized on a straight-line basis over their estimated useful lives once the development is completed and the assets are available for use.
As of December 31, 2025 and 2024, there were no development expenditures recognized as an intangible asset.
2.10 Administrative Expenses
Administrative expenses include costs relating to general corporate functions such as finance, legal, human resources, information technology, and other support activities. These expenses consist primarily of personnel costs, professional fees, office and facilities expenses, and other general overhead costs. Administrative expenses are recognized in the consolidated statement of profit or loss and other comprehensive income in the period to which they relate.
2.11 Employee Benefit Costs
A defined contribution plan is a post-employment benefit plan under which the Group pays fixed contributions into a separate entity and will have no legal or constructive obligation to pay further amounts. Obligations for contributions to defined contribution pension plans are recognized in administrative expenses in the consolidated statements of profit or loss and other comprehensive income in the periods during which services are rendered by employees.
The Group provides defined benefit plans, mainly in France, Italy and Switzerland, and recognizes provisions for employee benefits, including post-employment benefits and long-service awards. The Group’s obligations under these plans are measured using the projected unit credit method.
The measurement of defined benefit obligations incorporates provisions of the laws and collective bargaining agreements and actuarial assumptions related to staff turnover, mortality tables, salary increases, and inflation.
Actuarial gains and losses arising from experience adjustments and changes in actuarial assumptions are recognized in other comprehensive income for the period in which these gains or losses are incurred. Service cost and interest cost are recognized in profit and loss within administrative expenses.
2.12 Leases
At the inception of a contract, the Group assesses whether a contract is, or contains, a lease. A contract is, or contains, a lease if the contract conveys the right to control the use of an identified asset for a period in exchange for consideration. The Company’s leasing activities primarily relate to buildings for its main offices, as well as equipment and motor vehicles.
The Group recognizes a right-of-use asset and a corresponding lease liability with respect to all lease arrangements in which it is the lessee, except for short-term leases (defined as leases with a lease term of twelve months or less) and leases of low value assets (such as tablets and personal computers, small items of office furniture and telephones). For these leases, the Group recognizes the lease payments as an operating expense on a straight-line basis over the term of the lease unless another systematic basis is more representative of the time pattern in which economic benefits from the leased assets are consumed.
The right-of-use asset is initially measured at cost, which comprises the initial amount of the lease liability adjusted for any lease payments made at or before the commencement date, plus any initial direct costs incurred and an estimate of costs to dismantle and remove the underlying asset or to restore the underlying asset or the site on which it is located, less any lease incentives received. The right-of-use asset is subsequently measured at cost less accumulated depreciation and impairment losses. Right-of-use assets are depreciated over the shorter of the period of the lease term and the useful life of the right-of-use asset.
If a lease transfers ownership of the underlying asset or the cost of the right-of-use asset reflects that the Group expects to exercise a purchase option, the related right-of-use asset is depreciated over the useful life of the underlying asset. The depreciation starts at the commencement date of the lease.
The lease liability is initially measured at the present value of the lease payments that are not paid at the commencement date, discounted by using the interest rate implicit in the lease or, if that rate cannot be readily determined, the Group’s incremental borrowing rate.

The incremental borrowing rate depends on the term, currency and start date of the lease and is determined based on a series of inputs including: the risk-free rate based on government bond rates; a country-specific risk adjustment; a credit risk adjustment based on bond yields; and an entity-specific adjustment when the risk profile of the entity that enters into the lease is different to that of the Group and the lease does not benefit from a guarantee from the Group.
Lease payments included in the measurement of the lease liability comprise the following:
•	Fixed payments, including in-substance fixed payments, less any lease incentives receivable;
•	Variable lease payments that depend on an index or a rate, initially measured using the index or rate as at the commencement date;
•	The amount expected to be payable by the lessee under residual value guarantees;
•	The exercise price of purchase options, if the lessee is reasonably certain to exercise the options; and
•	Payments of penalties for terminating the lease if the lease term reflects the exercise of an option to terminate the lease.
The lease liability is subsequently measured by increasing the carrying amount to reflect interest on the lease liability using the effective interest method and by reducing the carrying amount to reflect the lease payments made.
The Group remeasures the lease liability, and makes a corresponding adjustment to the related right-of-use asset, whenever:
•
The lease term has changed or there is a significant event or change in circumstances resulting in a change in the assessment of exercise of a purchase option, in which case the lease liability is remeasured by discounting the revised lease payments using a revised discount rate;

•
The lease payments change due to changes in an index or rate or a change in expected payment under a guaranteed residual value, in which cases the lease liability is remeasured by discounting the revised lease payments using an unchanged discount rate, unless the lease payments change is due to a change in a floating interest rate, in which case a revised discount rate is used; and

•
A lease contract is modified, and the lease modification is not accounted for as a separate lease, in which case the lease liability is remeasured based on the lease term of the modified lease by discounting the revised lease payments using a revised discount rate at the effective date of the modification.

The Group presents right-of-use assets and lease liabilities as a separate line respectively in the consolidated statements of financial position.
2.13 Property, Plant and Equipment
Property, plant, and equipment are stated at cost less accumulated depreciation and accumulated impairment losses. Where parts of an item of property, plant and equipment have different useful lives, they are accounted for as separate items of property, plant, and equipment. Depreciation is charged straight line to the consolidated statements of profit or loss and other comprehensive income over the estimated useful lives of each part of an item of property, plant, and equipment. Land is not depreciated.
The estimated useful lives are as follows:
•	Buildings: 25 to 30 years
•	Computer equipment: 3 years
•	Machinery and equipment: 5 to 20 years
•	Leasehold improvements: shorter of the useful life or lease term
•	Other tangible assets: the lesser of 5 to 7 years or the remaining useful life of the leased property
Construction work in progress is not depreciated until the asset is ready for use. Depreciation methods, useful lives and residual values are reviewed at each date of the statement of financial position.

Collaboration agreement with ENEA
In March 2022, newcleo Spa signed a framework agreement with ENEA, the Italian national agency for new technologies, energy and sustainable economic development, to develop safe and innovative Generation IV nuclear systems. The framework agreement includes the principles for the use of space and services and the collaboration of technical and scientific resources to develop a non-nuclear ‘precursor’ experimental facility at Brasimone, Italy. Formal agreements were signed in 2023. Management have reviewed the contracts and concluded that costs incurred in 2024 relating to the precursor represent an asset under IAS 16 which will contribute to the generation of future economic benefits for the Group. Consequently, the expenditure incurred of €5.7 million for the year ended December 31, 2025 (2024: €11 million) has been recognized as an asset under construction under IAS16: Property, Plant and Equipment. The depreciation will start once the assets are ready to use and the useful life will follow the shorter of the useful life and the length of the contract. The precursor is designed to be used to allow the Group to assess properties of lead flow around components and component coatings in a reactor of similar design, and as such, is aligned to equipment or complex tools used to create tests, rather than a test facility in its own right.
As such, management determined that the physical characteristics of the precursor were more appropriate in assessing the accounting treatment than the intangible benefit arising through the generation of additional knowledge. If the facility were determined to be an intangible asset, the asset would be assessed under IAS38: Intangible Assets, and if the facility did not meet the criteria for an intangible asset, costs would be expensed when incurred.
2.14 Intangible Assets other than Goodwill
Intangible assets other than goodwill consist of capitalized development costs, software licenses, patents, unpatented technology, order backlogs, and customer relationships. Intangible assets acquired separately are measured on initial recognition at cost. The cost of intangible assets acquired in a business combination is their fair value at the date of acquisition. Following initial recognition, intangible assets are carried at cost less any accumulated amortization and accumulated impairment losses. Internally generated intangibles, excluding capitalized development costs, are not capitalized and the related expenditure is reflected in profit or loss in the period in which the expenditure is incurred.
The useful lives of intangible assets are assessed as either finite or indefinite.
Intangible assets with finite lives are amortized over their estimated useful lives and assessed for impairment whenever there is an indication that the intangible asset may be impaired. The estimated useful lives are as follows:
•	Capitalized development costs: 5 years
•	Software licenses: 5 years
•	Patents: between 5 and 20 years
•	Unpatented technology: 20 years
•	Order backlog: 2 years
•	Customer relationships: between 13 and 15 years
Intangible assets with indefinite useful lives are not amortized, but are tested for impairment annually, either individually or at the cash-generating unit level.
Costs associated with maintaining computer software programs are recognized as an expense as incurred.
Development costs that are directly attributable to the design and testing of identifiable and unique software products controlled by the Group are recognized as intangible assets where the below criteria are met.
•	it is technically feasible to complete the software product so that it will be available for use or sell;
•	management intends to complete the software product and use or sell it;
•	there is an ability to use or sell the software product;
•	it can be demonstrated how the software product will generate probable future economic benefits;

•	adequate technical, financial and other resources to complete the development and to use or sell the software product are available; and
•	the expenditure attributable to the software product during its development can be reliably measured.
Where such qualifying costs are related to projects not completed at the end of the year, they are classified as construction work in progress.
2.15 Goodwill
Goodwill is initially recognized and measured as set out above in Note 2.5.
Goodwill is not amortized but is reviewed for impairment at least annually. For the purpose of impairment testing, goodwill is allocated to each of the Group’s cash-generating units (“CGUs”) or groups of CGUs that are expected to benefit from the business combination in which the goodwill arose. The CGUs or groups of CGUs are identified as the smallest identifiable group of assets that generates cash inflows that are largely independent of the cash inflows from other assets or group of assets. If the recoverable amount, determined by the higher of its value in use (discounted cash flow) or fair value less cost of disposal of the CGU is less than the carrying amount of the CGU, the impairment loss is allocated first to reduce the carrying amount of any goodwill allocated to the unit and then to the other assets of the CGU pro-rata on the basis of the carrying amount of each asset in the CGU. An impairment loss recognized for goodwill is not reversed in a subsequent period.
The value in use of each CGU is determined using a discounted cash flow analysis; the estimation of the recoverable value requires significant judgement and involves the use of assumptions and estimates, including future cash flows, discount rates and growth rates. The estimation of the recoverable value is inherently uncertain and may be affected by changes in economic and market conditions, as well as changes in the Group’s business operations.
Refer to Note 9 for further information regarding the impairment assessment of goodwill – no impairment has been recognized for the years ended December 31, 2025 and 2024.
On disposal of a CGU, the attributable amount of goodwill is included in the determination of the profit or loss on disposal.
2.16 Inventories
Inventories are stated at the lower of cost and net realizable value. Cost comprises direct materials and, where applicable, direct labor costs and those overheads that have been incurred in bringing the inventories to their present location and condition. Cost is calculated using the weighted average cost method. Net realizable value represents the estimated selling price less all estimated costs of completion.
2.17 Investment in associate and joint venture
Investments over which the Company exercises significant influence but which it does not control or jointly control are associates. A joint venture is a type of joint arrangement whereby the parties that have joint control of the arrangement have rights to the net assets of the joint venture. Joint control is the contractually agreed sharing of control of an arrangement, which exists only when decisions about the relevant activities require the unanimous consent of the parties sharing control.
Investments in associates and joint ventures are accounted for using the equity method, except when classified as held for sale. The equity method involves recording the initial investment at cost and subsequently adjusting the carrying value of the investment for the Company's proportionate share of the profit (loss), other comprehensive income (loss) and any other changes in the associate and joint venture’s net assets, such as further investment. The equity method requires shares of losses to be recognized only until the carrying amount of an interest in an associate or joint venture is nil. Any further losses are not recognized unless the entity has a legal or constructive obligation in respect of the liabilities associated with those losses.
At each statement of financial position date, the Company considers whether there is objective evidence of impairment of its investment in associate and joint venture. If there is such evidence, the Company determines the amount of impairment to record, if any, in relation to the associate and joint venture.

2.18 Impairment of non-current non-financial assets
At each reporting date, the Group reviews the carrying amounts of its property, plant and equipment, intangible assets and right-of-use assets to determine whether there is any indication that those assets have suffered an impairment loss. If any such indication exists, the recoverable amount of the asset is estimated to determine the extent of the impairment loss, if any.
Where the asset does not generate cash flows that are independent from other assets, the Group estimates the recoverable amount of the CGU to which the asset belongs. When a reasonable and consistent basis of allocation can be identified, corporate assets are also allocated to individual CGUs, or otherwise they are allocated to the smallest group of CGUs for which a reasonable and consistent allocation basis can be identified. To the extent the carrying value of an asset (or CGU) exceeds its recoverable amount, the difference is recognized as an expense in the statement of profit or loss. The recoverable amount used for impairment testing is the higher of value in use and fair value less costs of disposal.
Where an impairment has been recorded, at each reporting date, it is considered whether there is any indication that an impairment loss for an asset other than goodwill either no longer exists or has decreased. A previously recognized impairment loss is reversed only if there has been a change in the assumptions used to determine the asset’s recoverable amount since the last impairment loss was recognized. The reversal is limited so that the carrying amount of the asset does not exceed its recoverable amount, nor exceed the carrying amount that would have been determined, net of depreciation, had no impairment loss been recognized for the asset in prior years. Such reversal is recognized in the statement of profit or loss unless the asset is carried at a revalued amount, in which case, the reversal is treated as a revaluation increase.
2.19 Income Taxes
Tax on the loss for the period comprises current and deferred tax. Tax is recognized in the consolidated statement of profit or loss and other comprehensive income except to the extent that it relates to items recognized directly in equity, in which case it is recognized in equity. Current tax is the expected tax payable or receivable on the taxable income or loss for the period, using tax rates enacted or substantively enacted for each jurisdiction that the Group operates in, at the date of the statement of financial position.
Management periodically evaluates positions taken in tax returns with respect to situations in which applicable tax regulation is subject to interpretation and considers whether it is probable that a taxation authority will accept an uncertain tax treatment. The Group measures its tax balances either based on the most likely amount or the expected value, depending on which method provides a better prediction of the resolution of the uncertainty.
Deferred tax is provided on temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for taxation purposes. The amount of deferred tax provided is based on the expected manner of realization or settlement of the carrying amount of assets and liabilities, using tax rates enacted or substantively enacted at the date of the statement of financial position. A deferred tax asset is recognized only to the extent that it is probable that future taxable profits will be available against which the temporary difference can be utilized.
Deferred tax assets and liabilities are offset where there is a legally enforceable right to offset current tax assets and liabilities and where the deferred tax balances relate to the same taxation authority. Current tax assets and tax liabilities are offset where the entity has a legally enforceable right to offset and intends either to settle on a net basis, or to realize the asset and settle the liability simultaneously.
2.20 Financial Instruments
Financial assets and financial liabilities are recognized in the Group’s consolidated statement of financial position when the Group becomes a party to the contractual provisions of the instrument. On initial recognition, financial assets and financial liabilities are measured at fair value plus or minus transaction costs that are directly attributable to the acquisition or issue, except for those classified as fair value through profit or loss, which are measured initially at fair value with transaction costs recognized in profit or loss.

Financial assets
On initial recognition, a financial asset is classified and measured at: amortized cost; fair value through other comprehensive income (“FVOCI”); or fair value through profit or loss (“FVTPL”). Financial assets that are debt instruments are not reclassified subsequent to their initial recognition unless the Group changes its business model for managing financial assets in which case all affected financial assets are reclassified on the first day of the first reporting period following the change in the business model. The Company does not have financial assets that are equity instruments.
A financial asset is measured at amortized cost if it meets both of the following conditions:
•	the financial asset is held within a business model whose objective is to hold financial assets in order to collect contractual cash flows; and
•	the contractual terms of the financial asset give rise on specified dates to cash flows that are solely payments of principal and interest on the principal amount outstanding.
Financial assets are designated at fair value through profit or loss if we manage such investments and make purchase and sale decisions based on their fair value in accordance with the associated investment strategy. Attributable transaction costs are recognized in the statement of profit or loss and other comprehensive income as incurred.
Financial assets at fair value through profit or loss are measured at fair value, and changes therein are recognized in the statement of profit or loss and other comprehensive income. Short-term investments include financial assets measured at fair value through profit or loss and may comprise short term bond funds that have a maturity equal or less than 12 months, and money market funds.
Financial assets comprise cash and cash equivalents, short-term investments, and certain elements of trade receivable, contract and other assets, and other long-term receivables”. Refer to Note 19 for details. Deposits and investments in money market funds and corporate bonds with a maturity date greater than three months at the point of investment are classified as short-term investments.
The Group did not have any financial assets measured at fair value through other comprehensive loss during the year.
Impairment of financial assets
The Group recognizes a loss allowance for expected credit losses (“ECL”) on investments in debt instruments that are measured at amortized cost, lease receivables, trade receivables and contract assets. The amount of ECL is updated at each reporting date to reflect changes in credit risk since initial recognition of the respective financial instrument.
The Group always recognizes lifetime ECL for trade receivables. The ECL on these financial assets are estimated using a provision matrix based on the Group’s historical credit loss experience, adjusted for factors that are specific to the debtors, general economic conditions, and an assessment of both the current as well as the forecast direction of conditions at the reporting date, including time value of money where appropriate.
For all other financial instruments, the Group recognizes lifetime ECL when there has been a significant increase in credit risk since initial recognition. However, if the credit risk on the financial instrument has not increased significantly since initial recognition, the Group measures the loss allowance for that financial instrument at an amount equal to 12-month ECL.
Lifetime ECL represents the ECL that will result from all possible default events over the expected life of a financial instrument. In contrast, 12-month ECL represents the portion of lifetime ECL that is expected to result from default events on a financial instrument that are possible within 12-months after the reporting date.
The Group writes off a financial asset when there is information indicating that the debtor is in severe financial difficulty and there is no realistic prospect of recovery, e.g. when the debtor has been placed under liquidation or has entered bankruptcy proceedings, or in the case of trade receivables, when the amounts are over two years past due, whichever occurs sooner.
Financial assets written off may still be subject to enforcement activities under the Group’s recovery procedures, taking into account legal advice where appropriate. Any recoveries made are recognized in profit or loss.

Derecognition of financial assets
A financial asset is primarily derecognized when:
•	The rights to receive cash flows from the asset have expired
•
The Group has transferred its rights to receive cash flows from the asset or has assumed an obligation to pay the received cash flows in full without material delay to a third party under a ‘pass-through’ arrangement; and either (a) the Group has transferred substantially all the risks and rewards of the asset, or (b) the Group has neither transferred nor retained substantially all the risks and rewards of the asset, but has transferred control of the asset

When the Group has transferred its rights to receive cash flows from an asset or has entered into a pass-through arrangement, it evaluates if, and to what extent, it has retained the risks and rewards of ownership. When it has neither transferred nor retained substantially all of the risks and rewards of the asset, nor transferred control of the asset, the Group continues to recognize the transferred asset to the extent of its continuing involvement. In that case, the Group also recognizes an associated liability. The transferred asset and the associated liability are measured on a basis that reflects the rights and obligations that the Group has retained.
Financial liabilities
Financial liabilities that are not (i) contingent consideration of an acquirer in a business combination, (ii) held-for-trading, or (iii) designated as at FVTPL, are measured subsequently at amortized cost using the effective interest method.
The effective interest method is a method of calculating the amortized cost of a financial liability and of allocating interest expense over the relevant period. The effective interest rate is the rate that exactly discounts estimated future cash payments (including all fees and points paid or received that form an integral part of the effective interest rate, transaction costs and other premiums or discounts) through the expected life of the financial liability, or (where appropriate) a shorter period, to the amortized cost of a financial liability.
Financial liabilities comprise lease liabilities, borrowings, and certain elements of trade and other payables, and other long-term payables. Further details can be seen in Note 19.
Derecognition of financial liabilities
A financial liability is derecognized when the obligation under the liability is discharged or cancelled or expires. When an existing financial liability is replaced by another from the same lender on substantially different terms, or the terms of an existing liability are substantially modified, such an exchange or modification is treated as the derecognition of the original liability and the recognition of a new liability. The difference in the respective carrying amounts is recognized in the statement of profit or loss.
Trade and other payables
Trade and other payables are non-derivative financial liabilities with fixed or determinable payments and relate to obligations to pay for goods or services that have been acquired in the ordinary course of business from suppliers. Trade and other payables are included in current liabilities, except for maturities greater than 12 months after the date of the statement of financial position, classified as non-current liabilities. Trade and other payables are recognized initially at fair value and subsequently measured at amortized cost using the effective interest rate method.
2.21 Finance Income and Finance Costs
Finance income and costs comprise interest income and interest expenses, the interest portion related to lease contracts, the interest related to short-term investments and realized and unrealized exchange rate gains and losses on transactions denominated in foreign currencies.
Interest income and interest expenses are stated on an accrual basis using the principal and the effective interest rate. The effective interest rate is the discount rate that is used to discount expected future payments related to the financial asset or the financial liability for the present value of such asset or liability to match their carrying amount.

2.22 Shareholders’ Equity
The share capital comprises the nominal amount of the Company’s ordinary shares. All shares are fully paid.
Where the Group has received funds from shareholders in anticipation of future share issuance, the total amount will be classified as a liability. The funds received represent consideration for shares that will be issued later in accordance with the terms and conditions of the agreement with shareholders.
2.23 Net Loss per Share
Basic loss per share includes no potential dilution and is computed by dividing the net loss attributable to owners of the Company by the weighted average number of ordinary shares outstanding for the period. Diluted earnings per share is calculated assuming that outstanding share options and share purchase warrants, with an average market price that exceeds the average exercise prices of the options and warrants for the period, are exercised and the proceeds are used to repurchase shares of the Company at the average market price of the ordinary shares for the period. The basic and diluted loss per share are the same as the inclusion of the potential ordinary shares would have an anti-dilutive effect.
2.24 Share-based Payment Transactions of the Group
Equity-settled share-based payments to employees and others providing similar services are measured at the fair value of the equity instrument as determined at the grant date. The fair value excludes the effect of non-market-based vesting conditions. Details regarding the determination of the fair value of the equity-settled share-based transactions are set out in Note 18.
The fair value determined at the grant date of the equity-settled share-based payments is recognized over the vesting period using the graded method, based on the Group’s estimate of the number of equity instruments that will eventually vest. At each reporting date, the Group revises its estimate of the number of equity instruments expected to vest as a result of the effect of non-market-based vesting conditions. The impact of the revision of the vesting estimates, if any, is recognized in the statement of profit or loss and other comprehensive income such that the cumulative expense reflects the revised estimate, with a corresponding adjustment to reserves.
Equity-settled share-based payment transactions with parties other than employees are measured at the fair value of the goods or services received, except where that fair value cannot be estimated reliably, in which case they are measured at the fair value of the equity instruments granted, measured at the date the entity obtains the goods or the counterparty renders the service.
2.25 Cash and cash equivalents
Cash and cash equivalents include cash in hand, deposits held at call with financial institutions, and investments in term deposits with an original maturity less than 3 months.
Cash that is subject to restrictions or limitations on its use is classified as restricted cash. Restricted cash represents funds that are set aside for specific purposes and cannot be used for other purposes without meeting certain conditions or obtaining necessary approvals.
2.26 Provisions
Provisions are recognized when the Group has a present obligation (legal or constructive) as a result of a past event, it is probable that the Group will be required to settle that obligation and a reliable estimate can be made of the amount of the obligation. The amount recognized as a provision is the best estimate of the consideration required to settle the present obligation at the reporting date, taking into account the risks and uncertainties surrounding the obligation. Where a provision is measured using the cash flows estimated to settle the present obligation, its carrying amount is the present value of those cash flows (when the effect of the time value of money is material).
2.27 New Standards and Amendments to Existing Standards
Recently Adopted Standards and Amendments to Existing Standards
In the current year, the Group adopted the below standards and amendments to existing standards that are effective for an accounting period that begins on or after January 1, 2025.

•	Classification of Liabilities as Current or Non-current and Non-current liabilities with covenants – Amendments to IAS 1;
•	Lease Liability in Sale and Leaseback – Amendments to IFRS 16; and
•	Supplier Finance Arrangements – Amendments to IAS 7 and IFRS 7.
•	Lack of Exchangeability – Amendments to IAS 21
The adoption of these new standards did not have material impact on the consolidated financial statements.
Standards and Amendments to Existing Standards Not Yet Adopted
New standards and amendments to existing standards that have been issued but not yet effective and not been early adopted by the Group are as follows:

Standard	IASB effective date
Amendments to IAS 21: Hyperinflationary presentation currency	January 1, 2027
Amendments to IFRS 9 and IFRS 7: Amendments to the Classification and Measurement of Financial Instruments	January 1, 2026
Amendments to IFRS 1, IFRS 7, IFRS 9, IFRS 10 and IAS 7: Annual Improvements Volume 11	January 1, 2026
Amendments to IFRS 9 and IFRS 7: Contracts Referencing Nature dependent Electricity	January 1, 2026
IFRS 18: Presentation and Disclosure in Financial Statements (“IFRS 18”)	January 1, 2027
IFRS 19: Subsidiaries without Public Accountability: Disclosures	January 1, 2027

IFRS 18 is a new standard that will provide new presentation and disclosure requirements, replacing IAS1, Presentation of Financial Statements (“IAS 1”). IFRS 18 introduces changes to the structure of the income statement, provides required disclosures in financial statements for certain profit or loss performance measures that are reported outside an entity's financial statements, and provides enhanced principles on aggregation and disaggregation in financial statements. Many other existing principles in IAS 1 have been maintained. IFRS 18 is effective for years beginning on or after January 1, 2027, with earlier application permitted; retrospective application is required. The Group is currently assessing the impact of this amendment on its consolidated financial statements.
The Group does not expect that the adoption of the other standards and amendments to existing standards listed above will have a material impact on the consolidated financial statements.
Note 3 - Critical Accounting Judgments and Key Sources of Estimation Uncertainty
In the application of our accounting policies, we are required to make judgments, estimates and assumptions about the carrying amounts of assets and liabilities that are not readily apparent from other sources. The estimates and associated assumptions are based on historical experience and other factors that are relevant. Actual results may differ from these estimates.
The estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognized in the period in which the estimate is revised if the revision affects only that period or in the period of the revision and future periods if the revision affects both current and future periods.
Critical judgements in applying the Group’s accounting policies
The preparation of the Group's consolidated financial statements requires management to make judgments, estimates and assumptions that affect the reporting amounts of revenue, expenses, assets and liabilities, and the accompanying disclosures. Uncertainty about these assumptions and estimates could result in outcomes that require a material adjustment to the carrying amount of assets or liabilities affected in future periods.
Research and development expenditure capitalization
The business incurs a significant amount of R&D cost. The point in time at which the business begins capitalization of any project is a critical accounting judgement. Development costs are only capitalized where an intellectual property meets each of the capitalization criteria listed in the accounting policy in Note 2. Management has reviewed the facts and circumstances of each project in relation to the criteria for capitalization and has determined that none of the projects met the requirements for capitalization. Accordingly, no development costs have been capitalized for the years ended December 31, 2025 and 2024 and have instead been expensed as incurred.
Critical estimates and key sources of estimation uncertainty
Estimates used for goodwill impairment review
Goodwill represents the excess of acquisition costs over the fair value of the net tangible assets and identifiable intangible assets acquired in a business combination. Goodwill arising on acquisitions is not amortized but is subject to impairment at least annually, or whenever events or changes in circumstances indicate that the carrying amount may not be fully recoverable. Determining whether goodwill is impaired requires an estimation of the value-in-use to which goodwill has been allocated. The value-in-use assessment requires management to estimate future cashflows expected to arise from the CGU, and a suitable discount rate. Management have used the following assumptions for assessing each CGU:
For Rütschi Group (incorporating Pompes Rütschi SAS (PRM) and Rütschi Fluid AG (RFAG):
The recoverable amount is determined based on a value in use calculation which uses cash flow projections based on financial budgets and plans approved by the directors covering a six-year period, and an estimate of terminal value. Using this method, management have estimated future discounted cashflows of €84.9 million, an excess of €18.1 million against the carrying value of Rütschi as at December 31, 2025. The following estimates were used in arriving at this estimate.
•
A pre-tax discount rate of 10.63% per cent per annum for PRM (France) and 8.46% per cent per annum for RFAG (Switzerland) was applied to future cashflows, applying the discounted cashflow method. A 1% increase in each discount rate would reduce the discounted cashflows by €9.2 million.

•
Forecast sales are based on experience adjusted for factors such as sales/market trends, contracts in progress, and the strategic decisions made in respect of the Rütschi business plan. A 2% decrease in projected sales according to the business plan would reduce the discounted cash flows by 7.0 million.

•
Profits are forecast based on historical experience of operating margins, adjusted for the impact of factors such as changes to product costs. Projections assume an average EBITDA margin of 24.3% for PRM and 32.8% for RFAG, in line with historic margins. A reduction of 15% of normative year EBITDA would reduce discounted cashflows by €9.1 million.

•
Cash conversion is the ratio of operating cash flow to operating profit. Management forecasts cash conversion rates based on historical experience. Cash flows beyond that six-year period have been extrapolated using a steady 2% per annum for PRM (France) and 0.5% per annum for RFAG (Switzerland). Management estimates that a decrease in perpetual growth rate by 1% would reduce the headroom in Rütschi by €13.1 million.

None of these sensitivities would result in an impairment in the carrying value of goodwill individually, however in combination, as demonstrated by the amount above, could have a material impact.
Although not a material estimate, for SRS Fucina Group, management have conducted a similar exercise and estimate that a decrease in growth rate to zero % would not result in an impairment of the CGU, and an increase in WACC by 12% to 18.84% would reduce the headroom in the CGU of SRS Fucina Group to nil but would not result in an impairment charge.
Revenue and profit recognition
Revenue is recognized over time based on stage of completion, determined as costs incurred, or the proportion of the total cost expected to fulfil the consultancy contract that has elapsed at year-end.
The determination of the percentage of completion requires judgement and involves estimation of the progress of the contract, the costs to complete. Management evaluates the percentage of completion considering all available information, including project schedules, cost reports, and forecasts of costs to complete. The transaction price is set within the contract, however there is significant judgement over the costs to complete.

No changes to the estimated total projected costs were noted during the year ended December 31, 2025 and any subsequent events that had a significant impact during the period.
The table below illustrates the sensitivity analysis of the Group’s reported profit to a 10% increase or decrease in the estimated future costs to be incurred in the delivery of partially unsatisfied performance obligations relating to the Group’s revenue contracts as of December 31, 2025.

	Change in estimated future costs	Effect on profit before tax
(in thousands of euros)
Impact on change in the estimated future costs to be incurred in delivering partially unsatisfied performance obligations	+10% -10%	(3,633) 3,633

Estimates used for contingent consideration
Contingent consideration represents additional consideration that may be transferred to a counterparty upon the occurrence of specified future events or satisfaction of defined conditions, which is measured at fair value at the date the Group enters into the relevant contractual arrangement. Contingent consideration classified as equity is not remeasured and its subsequent settlement is accounted for within equity. Contingent consideration classified as a financial liability is remeasured at fair value with the changes in fair value recognized in profit or loss.
During the year ended December 31, 2025, contingent earnout arrangements were measured at fair value of €11.7 million and classified as equity. Fair value was estimated using the Black-Scholes option-pricing model, which incorporates the assumptions as follows:

2025
Weighted average expected term in years	2.70
Weighted average expected ordinary price volatility	46.37%
Weighted average Risk-free interest rate	2.47%
Expected dividend yields	0.0%

Certain of the inputs are estimates that involve significant judgment and are, or could be, affected by significant factors that are out of the Group’s control. As the contingent earn out arrangements are classified as equity, the fair value determined at initial recognition is not subsequently remeasured.
Note 4 - Revenue
The Group derives its revenue from contracts with customers for the transfer of goods and services over time in the following major product lines and geographical regions.
Disaggregation of revenue

	Year ended December 31,
(in thousands of euros)	2025	2024
External revenue by type:
Manufacturing and installation of equipment and spare parts	27,883	40,739
Consultancy services	4,886	6,004
Total revenue	32,769	46,743
External revenue by country of sale:
Italy	7,883	20,539
France	16,761	16,167
Switzerland	8,125	10,037
Total revenue	32,769	46,743

	Year ended December 31,
(in thousands of euros)	2025	2024
External revenue by customer location:
Europe	20,853	32,453
America	5,642	10,138
Asia	6,100	4,086
Africa	6	—
Middle East	168	66
Total revenue	32,769	46,743
External revenue by timing of revenue:
Goods transferred over time	17,151	25,974
Consultancy services transferred over time	4,886	5,370
Goods transferred point in time	10,732	15,399
Total revenue	32,769	46,743

The transaction price allocated to partially unsatisfied obligations at December 31, 2025 and 2024 are as set out below:

	Year ended December 31,
(in thousands of euros)	2025	2024
Consultancy services	2,168	2,702
Manufacturing and installation of equipment and spare parts	37,084	23,820
Total	39,252	26,522

Contract balances
Receivables, contract assets, and contract liabilities from contracts with customers are included within Notes 12, 14, and 23, respectively.
Management estimates that €23.0 million of the transaction price allocated to partially unsatisfied contracts as at 31 December 2025 will be recognised as revenue in the 2026 financial year.
A further €13.5 million is expected to be recognised in the 2027 financial year, with the remaining €2.8 million expected to be recognised in 2028 and thereafter.
The Group operates under long-term contractual arrangements whose execution timing is determined on a best-estimate basis, incorporating project status, operational planning assumptions, and historical experience. The allocation of unsatisfied performance obligations across future reporting periods reflects production priorities and known capacity constraints as of the reporting date, rather than a fixed contractual schedule. Due to the inherent uncertainty in this type of business, actual revenue recognition patterns may differ from these estimates as project execution plans evolve.
Revenue recognized during the year ended December 31, 2025 that was included in the contract liability balance at January 1, 2025 amounted to €0.2 million.
Note 5 - Other Income and Administrative Expenses
Included within other income are the following:

	Year ended December 31,
(in thousands of euros)	2025	2024
R&D tax credits	9,995	8,351
Grant income	8,619	7,006
Other income	733	2,389
Total other income	19,347	17,746

Included within cost of sales, selling and distribution, administrative and research and development expenses are the following:

	Year ended December 31
(in thousands of euros)	Notes	2025	2024
Changes in inventories of finished goods and work in progress		(1,773)	(2,048)
Raw materials and consumables		(6,042)	(9,444)
Staff costs	6	(98,292)	(70,391)
External services		(37,914)	(59,381)
Legal and professional		(6,433)	(2,623)
Depreciation and amortization	9, 10, 11	(15,880)	(13,155)
Net change on provisions		(128)	170
Office costs		(6,231)	(7,116)
Recruitment costs		(232)	(963)
Advertising and promotion		(1,348)	(1,604)
Travel and subsistence		(5,836)	(5,926)
IT costs		(7,662)	(6,045)
Other costs		(4,273)	(1,761)
Total cost of sales, selling and distribution, administrative and research and development expenses		(192,044)	(180,287)

Note 6 - Staff Costs

	Year ended December 31,
(in thousands of euros)	2025	2024
Wages and salaries	(59,126)	(45,485)
Contributions to defined contribution plans	(1,443)	(2,026)
Expenses related to post-employment defined benefit plans	(878)	(29)
Social security costs	(17,176)	(11,221)
Share-based payment expense	(14,895)	(8,316)
Other costs	(4,774)	(3,314)
Total staff costs	(98,292)	(70,391)

	Year ended December 31,
	2025	2024
Monthly average number of employees (including executive directors) throughout the year	966	777

Key management personnel compensation for the year ended December 31, 2025 and 2024 includes the following expenses:

	Year ended December 31,
(in thousands of euros)	2025	2024
Short-term employee benefits	4,632	3,847
Consultancy fees	370	203
Post-employment benefits	—	177
Termination benefits	71	385
Other long-term employee benefits	352	—
Share-based payments	3,486	1,751
Total compensation to key management personnel	8,911	6,363

Directors’ emoluments and transactions:
The directors’ remuneration for the year ended December 31, 2025 and 2024 were as follows:

	Year ended December 31,
(in thousands of euros)	2025	2024
Aggregate emoluments	—	56
Other benefits	57	44
Share-based payments	439	355
Total remuneration	496	455

No retirement benefits were accrued to any director during the year ended December 31, 2025 (2024: €0), and no dividends were paid to any director in the year (2024: €0) in respect of ordinary shares held by the Company’s directors.
Note 7 - Finance Income and Finance Costs

	Year ended December 31,
(in thousands of euros)	2025	2024
Interest income	1,674	4,943
Exchange rate gains	263	289
Total finance income	1,937	5,232
Lease interest expense	(1,323)	(1,413)
Exchange rate losses	(45)	(241)
Interest expense	(131)	(296)
Other finance expenses	(621)	(27)
Total finance costs	(2,120)	(1,977)

Note 8 - Income taxes

	Year ended December 31,
(in thousands of euros)	2025	2024
Current income tax:
Current income tax benefit	(724)	(1,434)
Deferred tax:
Origination and reversal of temporary differences	2,548	1,836
Income tax expense reported in the consolidated statement of profit or loss and other comprehensive income	1,824	402

The charge for the year can be reconciled to the loss before tax as follows:

	Year ended December 31,
(in thousands of euros)	2025		2024
Loss before tax	(141,789)		(110,565)
Tax credit at the UK corporation tax rate of 25% (2024: 25%)	35,435	25%	27,641	25%
Effect of tax rates of subsidiaries operating overseas	(791)	(0.6%)	(303)	(0.3%)
Non-taxable grants and other income	2,724	1.9%	1,845	1.7%
Tax effect of expenses that are not deductible in determining taxable profit	(3,059)	(2.2%)	(719)	(0.7%)
Adjustments relating to prior years	(298)	(0.2%)	—	—
Change in unrecognized timing differences	(2,332)	(1.6%)	(452)	(0.4%)
Change in unrecognized loss carry forward	(30,763)	(21.7%)	(27,547)	(24.9%)
Tax group relief	929	0.7%	—	—
OCI reclassification	255	0.2%	—	—
Other	(276)	(0.2%)	(63)	(0.1%)
Income tax credit & effective tax rate	1,824	1.3%	402	0.4%

The effective tax rate for the year ended December 31, 2025 was 1.3% (2024: 0.4%). The effective tax rate differs from the UK statutory corporation tax rate primarily due to the non-recognition of deferred tax assets on losses and other deductible temporary differences.
Tax credit / (expense)
The main rate of UK corporation tax remained at 25% for the year ended December 31, 2025 (2024: 25%).
Deferred tax assets
As part of the acquisitions of SRS Fucina and Rütschi groups, the Group has recognized deferred tax assets related to brought forward losses and timing differences. In addition, the Group has recognized deferred tax assets at December 31, 2025 and 2024 relating to the timing differences arising on leases, following the adoption of IFRIC 23. Outside of these recognized deferred tax assets, in light of the Group’s history of losses, recovery of the deferred tax asset arising on cumulative losses is not sufficiently certain, and therefore a deferred tax asset has been recognized only to the extent that it is recoverable against future profits, or where there is a deferred tax liability in the form of fixed asset temporary differences.
At December 31, 2025, the Group has unrecognized deferred tax assets arising from tax losses and deductible temporary differences of €74.8 million (2024: €44.6 million). These have not been recognized as it is not probable that sufficient taxable profits will be available against which they can be utilized.
Deferred tax assets and liabilities are offset where there is a legally enforceable right to offset current tax assets and liabilities and where the deferred tax balances relate to the same taxation authority.
Deferred tax assets that have been recognized are:

	As of December 31,
(in thousands of euros)	2025	2024
Deferred tax assets
Deferred tax assets arising on business combinations	1,322	1,405
Temporary differences arising on long-term leases	3,320	3,772
Temporary differences arising on defined benefit plans	71	95
Other temporary differences	1,895	327
Offset against deferred tax liabilities	(4,432)	(4,430)
Total deferred tax assets	2,176	1,169

Deferred tax liabilities
Deferred tax liabilities have been recognized following the acquisition of SRS Fucina and Rütschi groups and arise through timing differences on intangible assets that will be amortized in future periods, with the amortization not allowable for tax deductions.
Deferred tax liabilities that have been recognized are:

	As of December 31,
(in thousands of euros)	2025	2024
Deferred tax liabilities
Deferred tax liabilities arising on business combinations	5,228	6,195
Temporary differences arising on long term leases	3,216	3,712
Other temporary differences	232	304
Offset against deferred tax assets	(4,432)	(4,430)
Total deferred tax liabilities	4,244	5,781

Movements in deferred tax balances are:

(in thousands of euros)	Balance at January 1, 2024	Recognized in profit or loss	Acquired in business combinations	Balance at December 31, 2024	Balance at December 31, 2024	Balance at December 31, 2024
	Net			Net	Deferred tax assets	Deferred tax liabilities
Deferred tax assets (liabilities) arising on business combinations	(6,536)	1,746	—	(4,790)	1,405	(6,195)
Temporary differences arising on long-term leases	—	60	—	60	3,772	(3,712)
Temporary differences arising on defined benefit plans	—	5	90	95	95	—
Other temporary differences	—	22	—	22	326	(304)
Tax assets (liabilities) before set-off	(6,536)	1,833	90	(4,613)	5,598	(10,211)
Offset against deferred tax liabilities	—	—	—	—	(4,429)	4,430
Net tax assets (liabilities)	(6,536)	1,833	90	(4,613)	1,169	(5,781)

(in thousands of euros)	Balance at January 1, 2025	Recognized in profit or loss	Balance at December 31, 2025	Balance at December 31, 2025	Balance at December 31, 2025
	Net		Net	Deferred tax assets	Deferred tax liabilities
Deferred tax assets (liabilities) arising on business combinations	(4,790)	884	(3,906)	1,322	(5,228)
Temporary differences arising on long-term leases	60	43	103	3,319	(3,216)
Temporary differences arising on defined benefit plans	95	(23)	72	72	—
Other temporary differences	22	1,641	1,663	1,895	(232)
Tax assets (liabilities) before set-off	(4,613)	2,545	(2,068)	6,608	(8,676)
Offset against deferred tax liabilities	—	—	—	(4,432)	4,432
Net tax assets (liabilities)	(4,613)	2,545	(2,068)	2,176	(4,244)

Note 9 - Intangible Assets and Goodwill

(in thousands of euros)	Goodwill	Capitalized develop- ment costs	Software licenses	Patent and trademarks	Unpatented technology	Order backlog	Customer relation- ships	Assets under construc- tion	Total
Cost:
At January 1, 2024	37,870	1,460	3,578	7,424	8,597	4,198	16,568	—	79,695
Additions	—	—	3,099	22	—	—	—	8,630	11,751
Disposals	—	—	(95)	(4)	—	—	—	—	(99)
Transfer and others	(589)	(1,426)	(306)	(238)	—	—	—	1,296	(1,263)
Effect of movement in exchange rates	—	(34)	22	—	—	—	—	58	46
At December 31, 2024	37,281	—	6,298	7,204	8,597	4,198	16,568	9,984	90,130
Additions	—	—	724	26	—	—	229	1,879	2,858
Disposals	—	—	(2,603)	(12)	—	—	—	(3)	(2,618)
Transfer and others	—	—	2,978	—	—	—	—	(143)	2,835
Effect of movement in exchange rates	—	—	(118)	—	—	—	—	(248)	(366)
At December 31, 2025	37,281	—	7,279	7,218	8,597	4,198	16,797	11,469	92,839
Accumulation amortization:
At January 1, 2024	—	—	(723)	(845)	—	—	—	—	(1,568)
Amortization charge	—	—	(1,293)	(365)	(430)	(2,098)	(1,171)	—	(5,357)
Disposals	—	—	109	4	—	—	—	—	113
Transfer and others	—	—	142	254	—	—	—	—	396
Effect of movement in exchange rates	—	—	3	—	—	—	—	—	3
At December 31, 2024	—	—	(1,762)	(952)	(430)	(2,098)	(1,171)	—	(6,413)
Amortization charge	—	—	(2,051)	(434)	(430)	(2,099)	(1,186)	—	(6,200)
Disposals	—	—	1,362	—	—	—	—	—	1,362
Transfer and others	—	—	(1,262)	—	—	—	—	—	(1,262)
Effect of movement in exchange rates	—	—	9	—	—	—	—	—	9
At December 31, 2025	—	—	(3,704)	(1,386)	(860)	(4,197)	(2,357)	—	(12,504)
Carrying amount:
At December 31, 2024	37,281	—	4,536	6,252	8,167	2,100	15,397	9,984	83,717
At December 31, 2025	37,281	—	3,575	5,832	7,737	1	14,440	11,469	80,335

The Group tests goodwill annually for impairment, or more frequently if there are indications that goodwill might be impaired. A summary of the goodwill assessment, management estimates and sensitivities is included in Note 3.

Note 10 - Property, plant and equipment

(in thousands of euros)	Land	Buildings	Computer equipment	Machinery and equipment	Leasehold improvements	Construction work in progress	Other tangible assets	Total
Cost:
At January 1, 2024	1,029	3,257	4,232	4,794	5,812	4,961	1,336	25,421
Additions	—	210	3,320	993	4,910	28,289	2,108	39,830
Disposals	—	—	(93)	(162)	(48)	—	(30)	(333)
Transfer and others	—	(420)	(435)	2,182	(205)	(1,700)	87	(491)
Effect of movement in exchange rates	—	—	26	(25)	14	—	—	15
At December 31, 2024	1,029	3,047	7,050	7,782	10,483	31,550	3,501	64,442
Additions	—	3,678	782	4,971	432	32,748	330	42,941
Disposals	—	—	(30)	(257)	(200)	—	(106)	(593)
Transfer and others	—	424	(3,024)	8,447	1,770	(10,651)	(60)	(3,094)
Effect of movement in exchange rates	—	—	(100)	7	(116)	0	(25)	(234)
At December 31, 2025	1,029	7,149	4,678	20,950	12,369	53,647	3,640	103,462
Accumulation depreciation:
At January 1, 2024	—	(11)	(857)	(322)	(302)	—	(188)	(1,680)
Amortization charge	—	(165)	(1,889)	(1,260)	(528)	—	(400)	(4,242)
Disposals	—	—	89	157	17	—	17	280
Transfer and others	—	—	(3)	2	(19)	—	(6)	(26)
Effect of movement in exchange rates	—	—	(2)	12	—	—	(1)	9
At December 31, 2024	—	(176)	(2,662)	(1,411)	(832)	—	(578)	(5,659)
Amortization charge	—	(176)	(2,076)	(2,100)	(1,008)	—	(562)	(5,922)
Disposals	—	—	5	10	45	—	76	136
Transfer and others	—	(0)	1,512	(96)	(3)	—	(3)	1,410
Effect of movement in exchange rates	—	—	13	(13)	5	—	4	9
At December 31, 2025	—	(352)	(3,208)	(3,610)	(1,793)	—	(1,063)	(10,026)
Carrying amount:
At December 31, 2024	1,029	2,871	4,388	6,371	9,651	31,550	2,923	58,783
At December 31, 2025	1,029	6,797	1,470	17,340	10,576	53,647	2,577	93,436

The total amount of capital commitments as of December 31, 2025 is €26.5 million (2024: €46.5 million), primarily relating to the construction of the precursor experimental facility at Brasimone, as detailed in Note 2.
The Group had non-cash additions to property, plant and equipment of €3.2 million (2024: €3.3 million) and paid €3.3 million (2024: €1.2 million) of prior year acquisitions during the year.

Note 11 - Leases
Right-of-use assets

(in thousands of euros)	Buildings	Equipment	Motor vehicles	Total
Cost:
At January 1, 2024	21,006	216	279	21,501
Additions	5,775	251	7	6,033
Disposals	(1,316)	—	(43)	(1,359)
Transfer and others	(475)	27	76	(372)
Effect of movement in exchange rates	88	—	—	88
At December 31, 2024	25,078	494	319	25,891
Additions	512	425	147	1,084
Disposals	(455)	(29)	(115)	(599)
Transfer and others	216	—	2	218
Effect of movement in exchange rates	(332)	—	—	(332)
At December 31, 2025	25,019	890	353	26,262
Accumulated depreciation:
At January 1, 2024	(2,245)	(4)	(23)	(2,272)
Depreciation charge	(3,327)	(122)	(107)	(3,556)
Disposals	1,476	—	27	1,503
Transfer and others	127	(26)	(49)	52
Effect of movement in exchange rates	(6)	—	—	(6)
At December 31, 2024	(3,975)	(152)	(152)	(4,279)
Depreciation charge	(3,459)	(191)	(108)	(3,758)
Disposals	356	29	103	488
Transfer and others	(210)	—	—	(210)
Effect of movement in exchange rates	18	—	—	18
At December 31, 2025	(7,270)	(314)	(157)	(7,741)
Carrying amount:
At December 31, 2024	21,103	342	167	21,612
At December 31, 2025	17,749	576	196	18,521

During the year ended December 31, 2025, the Group entered into leases in the United Kingdom, France and Italy, each for general office facilities. The lease term is based on a contractual agreement and has been determined to range from 3 years to 15 years.

(in thousands of euros)	2025	2024
Short-term leases, included in other operating expenses
Office leases	591	521
Equipment	382	32
	973	553
Low value leases, rent included in other operating expenses
Office leases	24	157
Equipment	80	81
	104	238
Total	1,077	791

For short-term leases (defined as leases with a lease term of 12-months or less) and leases of low value assets (such as tablets and personal computers, small items of office furniture and telephones), the Group recognizes the lease payments as an operating expense on a straight-line basis over the term of the lease.
Lease liabilities

(in thousands of euros)
Cost:
At January 1, 2024	18,593
Additions	5,942
Translation differences	75
Interest expense related to lease liabilities	1,413
Repayment of lease liabilities (including interest)	(4,817)
At December 31, 2024	21,206
Additions	1,089
Translation differences	(272)
Interest expense related to lease liabilities	1,323
Repayment of lease liabilities (including interest)	(4,559)
At December 31, 2025	18,787
Carrying amount:
At December 31, 2024	21,206
At December 31, 2025	18,787

The lease liabilities are classified as follows:

	As of December 31,
(in thousands of euros)	2025	2024
Lease Liabilities
Current	3,250	3,203
Non-Current	15,537	18,003
Total	18,787	21,206

The table below represents the undiscounted cash flow maturity analysis for leases:

	As of December 31,
(in thousands of euros)	2025	2024
Maturity analysis:
Long term leases
0-1 year	4,309	4,369
2-5 years	12,566	13,792
More than 5 years	6,939	9,307
Total	23,814	27,468

Note 12 - Other non-current receivables

	As of December 31,
(in thousands of euros)	2025	2024
Purchases on behalf of ENEA	9,319	5,102
R&D tax credit	13,855	7,836

	As of December 31,
(in thousands of euros)	2025	2024
Grant receivables-non-current	9,273	1,418
Other long-term assets	2,760	1,464
Total other non-current receivables	35,207	15,820

The purchases on behalf of ENEA represent costs paid by newcleo Spa relating to the Brasimone precursor facility, which are expected to be recovered after 2025 from ENEA.
Note 13 - Inventories

	As of December 31,
(in thousands of euros)	2025	2024
Raw materials	637	743
Work-in-progress	427	1,362
Finished goods	3,993	4,847
Total Inventories	5,057	6,952

The cost of inventories recognized as cost of sales during the year ended December 31, 2025 was €4.8 million (2024: €10.1 million).
Inventory acquired in 2023 through a business combination has been valued at fair value. Subsequent measurement is at the lower of cost, including fair value on acquisition, and net realizable value.
As the inventory acquired at the time of the acquisition is progressively consumed, the fair value uplift on this inventory is written off.
The cost of inventories related to the write-off of the fair value uplift recognized as an expense during the year ended December 31, 2025 amounts to €1.0 million (2024: €3.6 million).
Note 14 - Trade receivable, contract and other assets

	As of December 31,
(in thousands of euros)	2025	2024
Current
Trade receivables	9,559	15,871
Contract assets	20,938	14,835
Loss allowance	(409)	(623)
Trade receivables and contract assets, net	30,088	30,083
Other receivables	219	869
Prepayments	6,852	4,471
Advances	4,567	1,510
Accrued income	1,459	248
Social security and other taxes	17,350	25,319
R&D tax credit	1,779	1,518
Total trade receivable, contract and other assets	62,314	64,018

The average credit period on sales of goods is 106 days. No interest is charged on outstanding trade receivables.
The Group measures the loss allowance for trade receivables and contract assets at an amount equal to lifetime Expected Credit Loss (“ECL”). The ECL on trade receivables and contract assets are estimated using a provision matrix by reference to past default experience of the debtor and an analysis of the debtor’s current financial position, adjusted for factors that are specific to the debtors, general economic conditions of the industry in which the debtors operate and an assessment of both the current as well as the forecast direction of conditions at the reporting date.

The Group writes off a trade receivable when there is information indicating that the debtor is in severe financial difficulty and there is no realistic prospect of recovery, e.g. when the debtor has been placed under liquidation or has entered bankruptcy proceedings, or when the trade receivables are over two years past due, whichever occurs earlier. No write offs have been made in 2025.
The ageing profile of the trade receivables as at December 31, 2025 and 2024 is as follows:

	As of December 31,
(in thousands of euros)	2025	2024
Trade notes and accounts receivable
Not due	4,453	5,933
0 to 30 days	614	1,608
30 to 60	758	531
60 to 90 days	87	58
90 to 180 days	1,238	476
180 to 360 days	20	1,394
360+ days	2,389	5,871
Trade receivables	9,559	15,871

(in thousands of euros)
	Trade receivables – days past due
At December 31, 2025	Not past due	<30	31-60	61-90	91-180	180-360	>360	Total
ECL rate	0.60%	0.61%	0.27%	0.16%	0.15%	0.34%	10.49%
Estimated total gross carrying amount at default	4,453	614	758	87	1,238	20	2,389	9,559
Lifetime ECL	26	4	2	0	2	0	251	285

	Trade receivables – days past due
At December 31, 2024	Not past due	<30	31-60	61-90	91-180	180-360	>360	Total
ECL rate	0.85%	0.80%	1.18%	0.34%	1.60%	1.26%	6.83%
Estimated total gross carrying amount at default	5,933	1,608	531	58	476	1,394	5,871	15,871
Lifetime ECL	50	13	6	0	8	18	401	496

The ECL rate on contract assets is 0.60%, resulting in a lifetime ECL of €0.1 million (2024: ECL rate of 0.85% resulting in a lifetime ECL of €0.1 million).
There were no indicators of impairment on other assets that do not measure a loss allowance at an amount equal to lifetime Expected Credit Loss.
Note 15 - Cash and cash equivalents

	As of December 31,
(in thousands of euros)	2025	2024
Cash equivalents	42	130,984
Cash at bank	105,228	61,593
Accrued interest on cash	—	137
Total Cash and cash equivalents	105,270	192,714

	As of December 31,
(in thousands of euros)	2025	2024
Unrestricted cash	105,166	189,666
Restricted cash	104	3,048
Total Cash and cash equivalents	105,270	192,714

The restricted cash primarily relates to a pledged term deposit held with Banque Populaire.
Note 16 - Share Capital
As of December 31, 2025, the share capital of newcleo Ltd. consists of 473,910,109 (2024: 462,007,424) shares at a nominal value of Euro 0.01.

	Number of Shares	Nominal Value €’000
Authorized
At January 1, 2022	212,659,000	2,127
At December 31, 2022	412,659,000	4,127
At December 31, 2023	412,659,000	4,127
At December 31, 2024	462,007,424	4,620
At December 31, 2025	473,910,109	4,739
Issued, and fully paid and outstanding:
At January 1, 2022	212,659,000	2,127
Issued during the period	200,000,000	2,000
At December 31, 2022	412,659,000	4,127
Issued during the year	—	—
At December 31, 2023	412,659,000	4,127
Issued during the year	49,348,424	493
At December 31, 2024	462,007,424	4,620
Issued during the year	11,902,685	119
At December 31, 2025	473,910,109	4,739

The Company has one class of ordinary shares which carry no right to fixed income.
On March 21, 2022, the Company effected a hundred-for-one subdivision of shares to shareholders, which increased the total number of authorized and issued ordinary shares of 2,126,590 to 212,659,000 and decreased the nominal value of ordinary shares from €1.00 to €0.01. The Company has retrospectively reflected the stock subdivision in all periods presented in these financial statements.
In June 2022, the Company completed a private fund raise, issuing 200,000,000 of ordinary shares for a total value of €300.0 million.
In March 2023, the Company launched a further equity raise, and in April 2024, the Company closed a first tranche of the raise and subsequently issued 31,119,972 ordinary shares for a total value of €87.1m. This was followed by a further raise, closing in October 2024, with an additional 18,228,452 shares issued for a total value of €49.6 million before expenses.
In June 2025, newcleo SA completed an equity financing through the issuance of redeemable bonds, raising aggregate gross proceeds of approximately €32.1 million. The redeemable bonds were non-interest bearing and were converted into ordinary shares in newcleo SA on June 30, 2025 in accordance with the terms of the redeemable bonds agreement. Subsequently, in December 2025, shares in newcleo SA were transferred to newcleo Ltd., by way of a contribution in kind. As a result, newcleo Ltd. issued 11,265,422 shares for a total value of €32.1 million to the related investors and received additional shares in newcleo SA.

Note 17 - Net Loss per Share
The calculation of basic and diluted loss per share has been calculated by dividing the loss for the period attributable to owners of newcleo Ltd of €138,341 (2024: €110,163), by the weighted average number of ordinary shares outstanding of 462,252,560 (2024: 436,276,314) during the year ended December 31, 2025:

	Year ended December 31,
(in thousands of euros)	2025		2024
	Basic	Diluted	Basic	Diluted
Loss attributable to ordinary shareholders:
Loss of the year, attributable to equity holders of the parent	(138,341)	(138,341)	(110,163)	(110,163)

	Year ended December 31,
	2025		2024
	Basic	Diluted	Basic	Diluted
Weighted-average number of ordinary shares:
Issued ordinary shares at January 1	462,007,424	462,007,424	412,659,000	412,659,000
Effect of shares issued	245,136	245,136	23,617,314	23,617,314
Weighted-average number of ordinary shares	462,252,560	462,252,560	436,276,314	436,276,314

	Basic	Diluted	Basic	Diluted
Loss per share:
Loss per share	(0.30)	(0.30)	(0.25)	(0.25)

The Group’s potentially dilutive securities, which include stock options, have been excluded from the computation of diluted net loss per share as the effect would be to reduce the net loss per share. Therefore, the weighted-average number of ordinary shares outstanding used to calculate both basic and diluted net loss per share attributable to ordinary shareholders is the same. The Group excluded the following ordinary shares, presented based on amounts outstanding at each period end, from the computation of diluted net loss per share attributable to ordinary shareholders and common shareholders for the periods indicated because including them would have had an anti-dilutive effect:

	Year ended December 31,
	2025	2024
Options to purchase ordinary shares	29,007,930	8,850,337

Note 18 - Share-based payments
The Group operates a share option scheme for employees of the Group and non-employees. In accordance with the terms of the plan, as approved by the Board in June 2023, employees may be granted (i) time-based options to purchase and/or (ii) time-based restricted stock units (“RSUs”) to obtain ordinary shares in the Company.
Each share option and RSU converts into one ordinary share of the Company on exercise and upon vesting, respectively. No amounts are paid or payable by the recipient on receipt of the option and RSU. The options and unvested RSUs carry neither rights to dividends nor voting rights. Options may be exercised at any time from the date of vesting to the date of their expiry. RSUs will vest when the vesting conditions are satisfied.
Share Options
Options are exercisable at a price set and approved by the Board. The vesting period is determined based on the phasing of vesting periods and the Company’s assessment of the likelihood of an exit occurring during the vesting period. Vesting of the options is accelerated in the event of a qualifying exit event which ascribes a total value to the Group which has been determined by the Board and subject to approval by the Board. If the options remain unexercised after a period of ten years from the date of grant the options expire. Options are forfeited if the employee leaves the Group before the options vest.

Details of the share options outstanding during the year are as follows:

	2025
	Number of share options	Weighted average exercise price (in €)
Outstanding at the beginning of year	8,850,337	0.01
Granted during the year	20,879,221	0.01
Forfeited during the year	(487,698)	0.01
Exercised during the year	(503,930)	0.01
Outstanding at the end of the year	28,737,930	0.01
Vested and exercisable at the end of the year	4,213,844	0.01

The options outstanding at December 31, 2025 had a weighted average exercise price of €0.01, and a weighted average remaining contractual life of 9.33 years.
The assumptions used in the Black-Scholes option-pricing model are as follows:

	2025	2024
Weighted average share price	€2.85	€2.80
Weighted average exercise price	€0.01	€0.01
Expected volatility	36.7%-51.8%	40%-47.5%
Expected life	1- 4 Years	1-4 Years
Risk-free rate	3.55%-3.82%	3.76%-4.40%
Expected dividend yields	0.0%	0.0%
Weighted average grant date fair value	€2.84	€2.79

Expected volatility was determined by using the historical volatility of a peer group of publicly traded entities over a period which reflects the expected vesting period for the option. The expected life used in the model has been adjusted, based on management’s best estimate, for the effects of the graded vesting scheme, non-transferability, exercise restrictions, and behavioral considerations, as well as management’s best estimate of the time to a qualifying exit event.
During the year, the Group granted options to non-employees for which the Group determined it was not able to measure the fair value of the services received as the options did not relate to any specifically identifiable goods or services. As such, the Group measured the fair value of the services indirectly, by reference to the fair value of the options granted. The weighted-average fair value of those options granted to non-employees at the measurement date was €2.84 in 2025 and €2.79 in 2024. These options were measured using the Black-Scholes option-pricing model and the inputs in the table above.
Restricted Stock Units
RSUs are measured at grant -date fair value based on the fair value of the Group’s ordinary shares on the date of grant. The grant-date fair values of RSUs are expensed over the applicable vesting periods. RSUs are non-assignable or non-transferable and vest only upon satisfaction of the applicable vesting conditions. The resulting weighted average grant date fair value of the RSUs amounted to €2.85 in 2025. No RSUs were granted in 2024.
Movements in the number of RSUs outstanding are as follows:

	2025	2024
	Number of RSUs	Number of RSUs
Nonvested balance at the beginning of year	—	—
Granted	270,000	—
Vested	(70,000)	—

	2025	2024
	Number of RSUs	Number of RSUs
Cancelled or expired	—	—
Nonvested balance at the end of the year	200,000	—

The aggregate estimated grant-date fair values of the options and RSUs awarded for employees and non-employees was €61.1 million in 2025. During the year, 503,930 options were exercised with an aggregate fair value of €1.3 million at the exercise date. Of the €61.1 million granted in 2025, €2.4 million relates to options and RSUs awarded to non-employees.
Share-based Payment Expense
The Group recognized total expenses for employees of €13.7 million (2024: €7.9 million) related to equity-settled share-based payment transactions in 2025, and for non-employees €1.3 million (2024: €0.4 million).
Note 19 - Financial Assets and Financial Liabilities
Financial assets and financial liabilities comprise the following:

		As of December 31,
(in thousands of euros)	Notes	2025	2024
Financial assets
Financial assets measured at amortized cost
Short-term investments		2,291	2,199
Trade receivables, contract and other assets ‘excluding non-financial assets’	14	13,381	16,365
Cash and cash equivalents	15	105,270	192,714
Total financial assets		120,942	211,278
Financial liabilities
Lease liabilities	11	18,787	21,206
Trade and other payables ‘excluding non-financial liabilities’	23	61,092	33,140
Senior Secured Refinancing Facility		16,733	—
State-guaranteed loans		2,156	3,279
Unsecured bank loans		—	763
Total financial liabilities		98,768	58,388

Financial assets measured at amortized cost comprise fixed term deposits with major banks and fixed term government debt instruments where the deposit term is greater than three months and less than one year at the commencement of the investment.
As of December 31, 2025, newcleo’s outstanding borrowings from third parties primarily consist of the following debt agreements.
Senior Secured Refinancing Facility
On December 23, 2025, Pompes Rutschi SAS (“Rutschi”), a subsidiary of newcleo, entered into a Senior Secured Refinancing Facility with a syndicate of banks led by BNP Paribas for an aggregate principal amount of €17.0 million. The facility comprises an amortizing Tranche A of €11.9 million and a bullet Tranche B of €5.1 million. Interest accrues at a variable rate based on EURIBOR plus an applicable margin that is subject to annual adjustment based on Rutschi’s leverage. The initial margin is 2.30% on Tranche A and 2.80% on Tranche B. Tranche A is subject to scheduled annual amortization payments beginning in December 2026 and matures on December 23, 2031, while Tranche B is repayable in full at maturity on December 23, 2032. The facility is secured primarily by a first-ranking pledge over 100% of the shares of Rutschi Fluid AG, together with security over certain insurance proceeds.

The facility contains financial covenants including a maximum consolidated leverage ratio initially set at 2.75, subject to step-downs over time, and a minimum cash flow-to-debt service ratio of 1.00. The facility also contains various restrictive covenants including limitations on additional indebtedness, asset disposals, acquisitions, distributions to shareholders, changes in control, together with ongoing information and reporting obligations. Non-compliance with these covenants could result in acceleration of outstanding borrowings. As of December 31, 2025, Rutschi was in compliance with all financial and non-financial covenants.
State-guaranteed Loans
Fucina Italia Srl, Servizi Ricerche e Sviluppo Srl, and Rutschi Pompes SAS each entered into state-guaranteed loan arrangements between 2020 and 2023, prior to their acquisition by newcleo. The state-guaranteed loans had an aggregate principal amount of €6.4 million, with contractual interest rates ranging from 0.58% to 12.24% and original maturities extending from October 2023 to April 2026. As of December 31, 2025, €2.2 million remained outstanding under these state-guaranteed loans.
Note 20 - Provisions

(in thousands of euros)	At December 31, 2024	Allowance	Reversal of unused provision	Translation adjustment	At December 31, 2025
Provisions for product warranty	103	186	(103)	—	186
Current provisions	103	186	(103)		186
Lawsuit contingency provision – non-current	—	45	—	—	45
Pension plan provision	2,564	1,132	(517)	4	3,183
Provision for site rehabilitation	955	—	—	(16)	939
Provision for other expenses – non- current	—	3	—	—	3
Non-current provisions	3,519	1,180	(517)	(12)	4,170
Total provisions	3,622	1,366	(620)	(12)	4,356

Provision is made for estimated warranty claims in respect of products sold which are still under warranty at the end of the reporting period. These claims are expected to be settled in the next financial year.
The pension plan provision relates to the Group’s obligation under a defined benefit pension arrangement for certain employees. The plan provides retirement benefits based on years of service and final salary. The amount accrued is based on estimates provided by the plan administrator. Refer to Note 22 for further details.
The Company is required to restore the leased premises of its main office to their original condition at the end of the lease term. A provision has been recognized for the estimated expenditure required to remove any leasehold improvements. These costs have been capitalized as part of the cost of leasehold improvements, and they are amortized over the shorter of the term of the lease and the useful life of the assets.
As at December 31, 2025, the Group had no material contingent liabilities or contingent assets as defined under IAS 37: Provisions, Contingent Liabilities and Contingent Assets.
Note 21 - Other non-current liabilities

	As of December 31,
(in thousands of euros)	2025	2024
Deferred income from grants	9,305	—
Other liabilities	—	1
Total Other long-term liabilities	9,305	1

As of December 31, 2025, €9.3m of deferred income from grants (€1.3m included in trade and other payables in 2024) were included in other non-current liabilities. Of this balance, €7.6m relates to €18.5m of underlying capital expenditure expected to be reimbursed through grants.
Grant income is recognized once the granting authority confirms that the related capital expenditure has been validated and the assets are operational. From that point, the income is recognized in line with the depreciation of the underlying assets.
Note 22 - Employee Benefits
The only post-employment benefits of Group employees correspond to retirement severance benefits and long service awards, mainly in the French, Italian and Swiss entities. The plan assets are invested in cash and investment funds and equity instruments.
Provisions are recorded for retirement liabilities according to the principles described in paragraph 2.11, considering the following assumptions:

	As of December 31,
Main actuarial assumptions used	2025			2024
	Switzerland	France	Italy	Switzerland	France	Italy
Discount rate	1.10%	3.85%	3.96%	0.95%	3.40%	3.382%
Salary increase	1.00%	2.90%	3.00%	1.50%	2.50%	3%
Inflation	0.50%	2.00%	2.00%	1.00%	2.00%	2%
Mortality table	100% x BVG 2020	TH/TF 00-02	ISTAT year 2000, - 25%	100% x BVG 2020	TH/TF 00-02	ISTAT year 2000, - 25%
Average retirement age	65	65	n.d.	65	65	n.d.
Social charge	n/a	40%	n.d.	n/a	40%	n.d.
Weighted turnover	8.90%	3%	6.50%	100% x BVG 2020	2.51%	6.5%
Lump sum payments at retirement	35%	100%	n.d.	25%	100%	n.d.

(in thousands of euros)	2025	2024
Changes in the Defined Benefit Obligation
Opening defined benefit obligation	7,105	4,695
Current service cost	1,048	2,207
Past service cost	—	—
Plan participants’ contribution	87	99
Interest cost	119	69
Actuarial (gains) losses for the year	(167)	310
Benefits paid through pension assets	(638)	(171)
Benefits paid by employer	—	(25)
Plan amendments	—	(12)
Exchange rate differences	57	(67)
Closing defined benefit obligation	7,611	7,105

(in thousands of euros)	2025	2024
Changes in the Fair Value of Plan Assets
Opening fair value of assets	4,541	4,206
Interest income	43	61
Return on plan assets excluding interest income	122	326
Plan participants’ contribution	89	93
Company contributions	89	93
Benefits paid through pension assets	(495)	(171)

(in thousands of euros)	2025	2024
Administration expense	(5)	(5)
Exchange rate differences	45	(62)
Closing fair value of assets	4,429	4,541
Actual return on plan assets	159	387

(in thousands of euros)	2025	2024
Present value of obligation	7,611	7,105
Fair value of plan assets	(4,428)	(4,541)
Total deficit of defined benefit pension plans	3,183	2,564

Note 23 - Trade and other payables

	As of December 31,
(in thousands of euros)	2025	2024
Current
Trade payables	15,860	20,999
Social security and other taxes	5,487	8,023
Accrued expenses	6,655	10,397
Payroll liabilities	9,990	7,647
Contract liabilities	5,026	3,305
Deferred redeemable bond obligation	38,577	—
Other payables	2,213	1,745
Total Trade and other payables	83,808	52,116

In October 2025, newcleo SA initiated a capital raise (the “October Capital Raise”) with new and existing investors for the subscription of bonds redeemable into newcleo SA ordinary shares (the “October Capital Raise”). As of December 31, 2025, newcleo SA received €38.6 million in proceeds related to the October Capital Raise but had not yet issued any bonds in connection with the October Capital Raise. The Company recognized the proceeds of €38.6 million as a deferred redeemable bond obligation within trade and other payables on the consolidated balance sheet as of December 31, 2025. In January 2026, the Company, newcleo SA and the investors associated with the October Capital Raise entered into an amendment pursuant to which (i) newcleo SA and the investors agreed that the agreement to issue redeemable bonds under the October Capital Raise shall terminate, and (ii) newcleo Ltd. ordinary shares would be issued to the investors in lieu of newcleo SA redeemable bonds (the “SA Capital Raise Amendment”). Upon the execution of the SA Capital Raise Amendment, no redeemable bonds were issued in connection with the October Capital Raise.
In January 2026, the Company raised an additional €18.8 million under the October Capital Raise. On January 30, 2026, the Company completed the October Capital Raise, raising aggregate proceeds of €57.4 million and issuing 16,880,136 newcleo Ltd. ordinary shares at €3.40 per share.
Note 24 - Financial Risk Management
Capital Management
We manage our capital to ensure that all Group entities will be able to continue as a going concern while maximizing the return to shareholders through the optimization of our debt and equity balance. No changes were made in the objectives, policies or processes for managing capital during the years ended December 31, 2025 and 2024.
Our capital structure consists of short-term investments, as disclosed in Note 19, cash and cash equivalents, disclosed in Note 15, borrowings and equity comprising issued capital, reserves, and accumulated deficit, as disclosed in the Consolidated Statement of Equity.

We are not subject to any externally imposed capital requirements. We review our capital structure on an ongoing basis, and such review currently comprises a review of the adequacy of our capital compared to the resources required for carrying out our activities.
Financial Risk Management Objectives
We regularly monitor the access to domestic and international financial markets, manage the financial risks relating to our operations, and analyze exposures to risk, including market risk, such as currency risk and interest rate risk, credit risk and liquidity risk.
We seek to minimize the effects of these risks by managing transactions and holding positions in the various currencies used in our operations. We do not enter into or trade financial instruments for speculative purposes.
Foreign exchange risk
The Group makes purchases in foreign currencies. In order to mitigate significant exposure to foreign currencies, the Group holds cash balances in the appropriate currencies to meet obligations as they fall due and also to service a proportion of future obligations. The Group held approximately 96% (2024: 95%) of its cash and cash equivalents in Euros at December 31, 2025.
The bank accounts in currencies other than the functional currency will expose the Group to a foreign currency risk. Changes in the Euro exchange rate would have the following effect on the profit and loss of the Group:

	Year ended December 31,
(in thousands of euros)	2025	2024
Foreign exchange risk
+5% Increase in British Pounds (GBP)	208	974
+5% increase in US Dollars (USD)	3	50
+5% increase in Swiss Franc (CHF)	68	74
-5% Decrease in British Pounds (GBP)	(208)	(974)
-5% Decrease in US Dollars (USD)	(3)	(50)
-5% increase in Swiss Franc (CHF)	(68)	(74)

Interest Rate Risk Management
Interest rate risk is the risk of financial loss due to adverse changes in the value of assets and liabilities as a result of movements in interest rates. The Senior Secured Refinancing Facility is subject to interest rate risk. Interest accrues at a variable rate based on EURIBOR plus an applicable margin that is subject to annual adjustment based on Rütschi’ s leverage. As of December 31, 2025, newcleo had €16.7 million outstanding under the facility bearing interest at variable rates. A hypothetical change of 5% in interest rates would result in an €0.8 million change in annual interest expense. The remaining debt portfolio is comprised of 64% variable-rate debt and 36% fixed-rate debt. Other than certain interest-bearing assets, newcleo has no other significant interest-bearing instruments. newcleo considers its exposure to interest rate risk to be low and does not expect significant impacts from potential interest rate fluctuations.
Credit Risk Management
Credit risk refers to the risk that a counterparty will default on its contractual obligations under a financial instrument, resulting in financial loss. We consider all of our material counterparties to be creditworthy. Our exposure to credit risk is continuously monitored, in particular, if agreed payments are delayed.
The Group’s cash and cash equivalents as of December 31, 2025 are held with major regulated financial institutions. The Group held approximately 96.4% (2024: 99.6%) of its cash and cash equivalents at five of the largest global financial institutions. The credit risk on short-term investments is limited because the counterparties are high-rated funds (AAA rated), banks with high credit ratings assigned by international credit-rating agencies or banks that have been financed by their government.

Credit risk with respect to trade receivables and contract assets is managed by each subsidiary and the quality of a customer is assessed on an individual basis. The Group applies the IFRS 9 simplified approach to measure and account for expected credit losses using a lifetime expected loss allowance for all trade receivables and contract assets, as detailed in Note 14.
Liquidity Risk Management
Ultimate responsibility for liquidity risk management rests with our Board. We manage liquidity risk by maintaining adequate reserves and banking facilities by continuously monitoring forecast and actual cash flows, and by matching the maturity profiles of financial assets and liabilities. Further information regarding liquidity risk is contained in the going concern disclosure included in the Directors’ Report.
The table below analyses the Group’s non-derivative financial liabilities into relevant maturity groupings based on the remaining period at December 31, 2025 and 2024 to the contractual maturity date. The amounts disclosed in the table below are the contractual undiscounted cash flows. For the lease liability it is for the lease term determined by management and excludes any early lease termination options where management consider they will not be exercised:

	Carrying amount	Total contractual cash flows	Contractual cashflows
(in thousands of euros)			Less than 1 year	Between 1 and 2 years	Between 2 and 5 years	Over 5 years
December 31, 2025
Trade and other payables	83,808	83,809	83,809	—	—	—
Borrowings	18,889	22,945	3,627	3,211	10,432	5,675
Lease liability	18,787	23,814	4,309	3,945	8,621	6,939
Total	121,484	130,568	91,745	7,156	19,053	12,614
December 31, 2024
Trade and other payables	52,116	52,115	52,115	—	—	—
Borrowings	4,042	4,008	1,569	842	1,346	251
Lease liability	21,206	27,468	4,369	4,092	9,700	9,307
Total	77,364	83,591	58,053	4,934	11,046	9,558

Note 25 - Interests in associates and joint ventures
On October 22, 2025 (the “Acquisition Date”), newcleo SA entered into a contribution agreement (the “Agreement”) with NextChem S.p.A. (“NextChem”) to purchase a 40% equity ownership in Next-N S.p.A (“Next-N”) for consideration of 6,140,351 new ordinary shares with detachable warrants in newcleo SA, issued at a value of €2.85 per share, representing total consideration of €17.5 million.
The Agreement provides for three contingent consideration earn-out events upon the achievement of specified technical and investment milestones, including the delivery and acceptance of defined design deliverables and the achievement of an initial financial investment decision. Pursuant to the Agreement, the earn-out consideration cannot be settled in cash, but only through the exercise of the warrants in newcleo SA. The maximum aggregate consideration associated with the earn-out arrangements is €52.5 million, consisting of €17.5 million for each earn-out event. Each earn-out event is associated with the issuance of 6,140,351 warrants, for a total of 18,421,053 warrants, with each warrant entitling the holder to subscribe to one ordinary share of newcleo SA. Upon achievement of an earn-out event, the related warrants become exercisable, resulting in the issuance of a fixed number of newcleo SA’s ordinary shares for a fixed subscription price. Accordingly, the contingent earn-out arrangements are classified as equity as the arrangements meet the fixed-for-fixed criterion under IAS 32 – Financial Instruments: Presentation.
At the Acquisition Date, the fair value of the ordinary shares with detachable warrants and equity-classified earn-out arrangements issued by newcleo SA of €17.5 million are included within “Other Reserves” on the Consolidated Statement of Changes in Equity. In connection with the issuance of ordinary shares with detachable warrants of newcleo SA to NextChem, a non-controlling interest of €3.6 million has been recognized in the Consolidated Statement of Financial Position. As of December 31, 2025, none of the earn-out events have been achieved.

At the Acquisition, the contingent earnout arrangements were measured at fair value of €11.7 million, which was included in the initial cost of the Investment in associate of €29.2 million. Fair value was estimated using the using the Black-Scholes option-pricing model, which incorporates the assumptions as follows:

2025
Weighted average expected term in years	2.70
Weighted average expected ordinary price volatility	46.37%
Weighted average Risk-free interest rate	2.47%
Expected dividend yields	0.0%

Certain of the inputs are estimates that involve significant judgment and are, or could be, affected by significant factors that are out of the Group’s control. As the contingent earn-out arrangements are classified as equity, the fair value determined at initial recognition is not subsequently remeasured.
In January 2026, newcleo Ltd. and newcleo SA entered into an amended contribution agreement with NextChem whereby the parties agreed to exchange the issuance of 6,140,351 ordinary shares in newcleo SA with 6,140,351 newcleo Ltd. ordinary shares. Concurrently, the underlying ordinary shares in newcleo SA to be issued upon the achievement of the contingent consideration earnout events were replaced with 18,421,053 warrants to subscribe for 18,421,053 newcleo Ltd. ordinary shares on substantially the same terms and conditions. In connection with this exchange, NextChem has become an investor in newcleo Ltd. The share transfer was accounted for as a capital transaction and therefore, the previous recognized non-controlling interest of €2.0 million was derecognized at its carrying value.
Set out below are the associates and joint ventures of the group as at December 31, 2025. The entities listed below have share capital consisting solely of ordinary shares, which are held directly by the group. The country of incorporation or registration is also the principal place of business of each entity, and the proportion of ownership interest is the same as the proportion of voting rights held.

Name of entity	Place of Business	% of ownership interest		Nature of relationship	Measurement method	Carrying amount
		2025	2024			2025	2024
		%	%
NEXTN	Italy	40	—	Associate	Equity Method	29,245	—
NEWVYS	Slovakia	49	—	Joint-Venture	Equity Method	2,390	—
Total equity-method investments						31,635	—

Note 26 - Segment Information
The Company’s chief operating decision maker (“CODM”) has been identified as the Chief Executive Officer. The Company’s CODM reviews consolidated results to assess performance, make decisions and allocate operating and capital resources of the Company as a whole, therefore there is only one reportable segment. The CODM does not distinguish its principal business activities for the purpose of internal reporting and uses the Company’s consolidated cash balance to allocate resources.
Non-current assets by geographical region
The following table summarizes the Company’s non-current assets by geographical region, as at December 31, 2025 and 2024:

	As of December 31,
(in thousands of euros)	2025	2024
Non-current assets by geographical region:
France	70,948	52,728
Italy	115,236	68,127

	As of December 31,
(in thousands of euros)	2025	2024
United Kingdom	8,104	24,555
Switzerland	30,451	33,059
Total non-current assets	224,739	178,469

Major Customers
For the years ended December 31, 2025 and 2024 revenue from major customers contributing over 10% of the Group’s total external revenue is as follows:

	Year ended December 31,
(in thousands of euros)	2025	2024
Customer A	5,134	8,114
Customer B	5,065	6,181
Customer C	278	9,803

Refer to Note 4 for the Company’s revenue from external customers disaggregated by product and service category, country of sale and by customer location.
Note 27 - Related Party Transactions
The Group’s related parties include its subsidiaries, associates and joint venture, major shareholders, the Board, executive management, and other key management.
The following transactions took place between the Group and its related parties during the financial year:

	Year ended December 31,
(in thousands of euros)	2025	2024
Other Income
Elysia Capital Srl	24	24
Lease depreciation
Isola Srl	(337)	(334)
Planet Idea Srl	—	(175)
Total transactions with related parties	(313)	(485)

The following table provides the total amount of balances with related parties for the relevant period:

	As of December 31,
(in thousands of euros)	2025	2024
Prepayments to related parties for service agreement:
Next-N	1,200	—
Right of use assets for lease liabilities:
Isola Srl	586	909
Amounts owed to related parties for lease liabilities:
Isola Srl	621	963

	As of December 31,
(in thousands of euros)	2025	2024
Lease payments
Isola Srl	464	377
Planet Idea Srl	—	167

newcleo Spa, the Italian subsidiary of newcleo Ltd., has signed a lease in 2021 with Isola Srl for the provision of an Italian head office in Turin. Isola Srl is controlled by the CEO, Stefano Buono as beneficial owner (through

BuonoLopera Srl), together with his wife, and with Carlo Zuccaro as Company Director (“Presidente Consoglio”). newcleo Spa incurred costs of €0.3 million (2024: €0.3 million) in relation to the lease in 2025.
Stefano Buono is the Chairman of Planet Smart City, the entity that owns Planet Idea Srl. During 2024, newcleo Spa entered an arm’s length rental agreement with Planet Idea Srl for the use of office and desk space. Costs incurred by newcleo Spa were nil (2024: €0.2 million) in relation to the lease in 2025.
Elysia Capital Srl is a company beneficially owned by Carlo Zuccaro. newcleo Spa charged costs to Elysia Capital Srl during 2024 for the use of office space within newcleo Spa’s Italian head office in Turin.
In 2025, newcleo entered into a service agreement with Next-N, under which Next-N provides engineering studies and design services for the Conventional Island and Balance of Plant of the LFR design, with a term extending through 2028. As of December 31, 2025, €1.2 million has been recorded as prepayments in relation to services to be performed in 2026.
Except for the information disclosed above, we have not undertaken any significant transactions with members of the Board, the executive management or the major shareholders, or undertakings in which the identified related parties have significant interests.
Note 28 - Events After the Reporting Period
In January 2026, newcleo Ltd. and newcleo SA entered into an amended contribution agreement with NextChem whereby the parties agreed to exchange the issuance of 6,140,351 ordinary shares in newcleo SA with 6,140,351 newcleo Ltd. ordinary shares. Refer to Note 25 for further details.
On May 26, 2026, newcleo Ltd entered into a Business Combination Agreement with NewHold Investment Corp III to become a publicly listed company on Nasdaq. NewHold and newcleo entered into the PIPE Subscription Agreements with the PIPE Investors, pursuant to which the PIPE Investors have agreed to purchase, in aggregate, 22,000,000 newcleo Ordinary Shares for a purchase price of €8.52 or $10.00 per share for an aggregate commitment amount of €187.5 million, or $220.0 million, before approximately €9.4 million in transaction costs to be incurred related to the PIPE Financing. The PIPE Subscription Agreements are subject to certain conditions, including, among other things, the closing of the Business Combination. The net proceeds from the PIPE Financing are intended to be used for general corporate purposes of the combined company following the Business Combination.

Annex A
BUSINESS COMBINATION AGREEMENT

by and among

NEWHOLD INVESTMENT CORP III,

NEWCLEO1 LTD.,

NEWCLEO2 LTD.,

and

NEWCLEO LTD.,

dated as of May 26, 2026

Page
10.16	Non-Recourse	A-78
10.17	Non-Survival	A-78
10.18	Conflicts and Privilege	A-78

EXHIBITS

Exhibit A	A separate executed version has been filed as an exhibit to Current Report of the Form 8-K
Exhibit B	A separate form has been filed as an exhibit to Current Report of the Form 8-K
Exhibit C	A separate executed version has been filed as an exhibit to Current Report of the Form 8-K
Exhibit D	Form has been filed as an exhibit to Current Report of the Form 8-K
Exhibit E	Forms of Plans of Merger
Exhibit F	Form of A&R Articles of Association
Exhibit G	A separate form has been filed as an exhibit to Current Report of the Form 8-K

BUSINESS COMBINATION AGREEMENT
This Business Combination Agreement, dated as of May 26, 2026 (as amended, restated, modified or supplemented from time to time in accordance with its terms, this “Agreement”), is made and entered into by and among NewHold Investment Corp III, a Cayman Islands exempted company with limited liability (“SPAC”), NewCleo Ltd., a private limited company incorporated under the Laws of England and Wales (and, following the PLC Re-Registration, a public limited company incorporated under the laws of England and Wales, the “Company”), newcleo1 Ltd., a Cayman Islands exempted company with limited liability and a direct wholly owned Subsidiary (as defined herein) of the Company (“Merger Sub 1”), and newcleo2 Ltd., a Cayman Islands exempted company with limited liability and a direct wholly owned Subsidiary of the Company (“Merger Sub 2”, and together with Merger Sub 1, the “Merger Subs”, and each, a “Merger Sub”). The Merger Subs and the Company are collectively referred to herein as the “Company Parties”. Each of the Company Parties and SPAC is individually referred to herein as a “Party” and, collectively, as the “Parties.”
RECITALS
WHEREAS, SPAC is a blank check company incorporated as a Cayman Islands exempted company with limited liability for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities;
WHEREAS, each Merger Sub is a newly incorporated exempted company with limited liability that is a direct wholly owned Subsidiary of the Company and was incorporated for the sole purpose of effectuating the Business Combination Transaction (as defined below), and an entity classification election has been or will be made to treat Merger Sub 2 as an entity disregarded as separate from the Company for U.S. federal income tax purposes;
WHEREAS, prior to the date hereof, the Company has completed a capital restructuring whereby certain equityholders and debtholders of newcleo S.A., a company incorporated in France as a société anonyme (“newcleo SA”), a Subsidiary of the Company, exchanged their equity and debt interests in newcleo SA for Company Ordinary Shares (as defined below);
WHEREAS, immediately following the Capital Restructuring (as defined below), in each case, upon the terms and subject to the conditions of this Agreement and in accordance with the applicable provisions of the Companies Act (Revised) of the Cayman Islands (the “Cayman Companies Act”), the Parties desire to consummate a business combination transaction whereby: (a) at the First Merger Effective Time (as defined below), Merger Sub 1 will merge with and into SPAC, and as a result of which (i) the separate corporate existence of Merger Sub 1 will cease and SPAC will continue as the surviving company in such merger and as a wholly owned Subsidiary of the Company, (ii) each issued and outstanding SPAC Ordinary Share shall no longer be issued and outstanding and shall automatically be cancelled in exchange for the right of the holder thereof to receive one Company Ordinary Share, and (iii) each issued and outstanding share in the capital of Merger Sub 1 shall no longer be issued and outstanding and shall automatically be cancelled in exchange for the right of the holder thereof to receive one share in the capital of the First Merger Surviving Company (as defined below); and (b) at the Second Merger Effective Time (as defined below), the First Merger Surviving Company will merge with and into Merger Sub 2, and as a result of which (i) the separate corporate existence of First Merger Surviving Company will cease and Merger Sub 2 will continue as the surviving company in such merger and as a wholly owned subsidiary of the Company, and (ii) each issued and outstanding share in the capital of the First Merger Surviving Company shall no longer be issued and outstanding and shall automatically be cancelled in exchange for the right of the holder thereof to receive one share in the capital of the Second Merger Surviving Company (as defined below) (the transactions described in the foregoing clauses (a) and (b), together with the other Transactions, the “Mergers” or the “Business Combination Transaction”);
WHEREAS, for U.S. federal income Tax (as defined below) purposes, the Parties intend that (a) the Mergers, taken together and in accordance with Revenue Ruling 2001-46, qualify as a “reorganization” within the meaning of Section 368(a) of the Code (as defined below) and the Treasury Regulations (as defined below) promulgated thereunder, and (b) this Agreement and the Sponsor Support Agreement are, and are hereby adopted as, a “plan of reorganization” within the meaning of Sections 354, 361 and 368 of the Code and Treasury Regulations Sections 1.368-2(g) and 1.368-3(a) (the “Mergers Intended Tax Treatment”);

WHEREAS, for U.S. federal income Tax purposes, the Company intends that (a) the Recapitalization qualify as a “recapitalization” within the meaning of Section 368(a)(1)(E) of the Code and the Treasury Regulations promulgated thereunder, and (b) this Agreement is and is hereby adopted as a “plan of reorganization” within the meaning of Sections 354, 361 and 368 of the Code and Treasury Regulations Sections 1.368-2(g) and 1.368-3(a) (the “Recapitalization Intended Tax Treatment”);
WHEREAS, the SPAC Board (as defined below) has unanimously (i) determined that it is in the best interests of the SPAC to enter into, and has approved, this Agreement, the First Plan of Merger (as defined below) and the other documents contemplated hereby and the transactions contemplated hereby and thereby (including the Mergers) to which SPAC is a party and (ii) determined to recommend that the shareholders of SPAC vote to approve the SPAC Shareholder Approval Matters (as defined below), the Business Combination Transaction and all such other actions contemplated by this Agreement;
WHEREAS, the Company Board (as defined below) has (i) determined that it is in the best interests of the Company to enter into, and has approved, this Agreement and the documents contemplated hereby to which the Company is a party, (ii) approved the execution and delivery of this Agreement and the documents contemplated hereby and the transactions contemplated hereby and thereby (including the Mergers) to which the Company is a party, and (iii) resolved to recommend that (to the extent required by applicable Law) the Company Shareholders (as defined below) vote in favor of the transactions contemplated by this Agreement and each of the Company Shareholder Resolutions;
WHEREAS, the board of directors of each Merger Sub has (i) determined that it is in the best interests of each Merger Sub to enter into this Agreement, the Plans of Merger and the other documents contemplated hereby to which each Merger Sub is a party, (ii) approved the execution and delivery of this Agreement, the Plans of Merger and the other documents contemplated hereby and the transactions contemplated hereby and thereby to which each Merger Sub is a party (including the Mergers) and (iii) recommended the adoption and approval of this Agreement, the Plans of Merger and the other documents contemplated hereby and the transactions contemplated hereby and thereby to which each Merger Sub is a party, to the Company, as the sole shareholder of each Merger Sub;
WHEREAS, the Company, as the sole shareholder of each Merger Sub, has approved and adopted this Agreement, the Plans of Merger and the other documents contemplated hereby to which each Merger Sub is a party and the transactions contemplated hereby and thereby to which each Merger Sub is a party (including the Mergers);
WHEREAS, in furtherance of the Mergers, and in accordance with the terms hereof, SPAC shall, in connection with the vote of its shareholders on the Business Combination, provide an opportunity to each of its shareholders holding SPAC Public Shares and who is not a Sponsor Shareholder (as defined in the Sponsor Support Agreement) (“SPAC Public Shareholders”), to elect to have their outstanding SPAC Public Shares (as defined below) redeemed on the terms and subject to the conditions set forth in this Agreement, the SPAC Articles (as defined below) and the related proxy materials;
WHEREAS, as a condition and inducement to the Company’s willingness to enter into this Agreement, simultaneously with the execution and delivery of this Agreement, the Sponsor (as defined below) has executed and delivered to the Company the Sponsor Support Agreement (as defined below) substantially in the form attached hereto as Exhibit A, pursuant to which the Sponsor has agreed, among other things, (i) to vote all of its SPAC Securities (as defined below) in favor of the adoption and approval of this Agreement, the First Plan of Merger and the other documents contemplated hereby and the Transactions (including the Mergers) at the SPAC Shareholder Meeting (as defined below) and against any other transaction and (ii) not to transfer or redeem any of its SPAC Securities prior to the Closing, in each case, on the terms and subject to the conditions set forth therein;
WHEREAS, as of immediately following the Closing, the Parties anticipate that the Company will qualify as a “foreign private issuer” pursuant to Rule 3b-4 under the Exchange Act (as defined below);
WHEREAS, as a condition and inducement to the Company’s and SPAC’s willingness to enter into this Agreement, as of the date of this Agreement, the PIPE Investors (as defined below) have agreed to subscribe for and purchase an aggregate of 22,000,000 Company Ordinary Shares (as such Company Ordinary Shares will exist following the Capital Restructuring) at US$10.00 per share for an aggregate purchase price equal to US$220,000,000, pursuant to the terms and conditions of subscription agreements entered into among such PIPE Investors, SPAC and the Company substantially in the form attached hereto as Exhibit B (as such subscription agreements may be amended, restated, modified or supplemented from time to time in accordance with their terms, the “Subscription Agreements” and such subscriptions and purchases collectively, the “PIPE Investment”), with the consummation of the PIPE Investment to occur substantially concurrently with the consummation of the Mergers;
WHEREAS, as a condition and inducement to SPAC’s willingness to enter into this Agreement, simultaneously with the execution and delivery of this Agreement, the Key Company Shareholders (as defined below) have executed and delivered to the Company the Company Shareholder Support Agreement (as defined below) substantially in the form attached hereto as Exhibit C, pursuant to which the Key Company Shareholders have agreed to, among other things, (i) support the transactions contemplated hereby, and (ii) not transfer any of their Company Ordinary Shares prior to the Closing, in each case, on the terms and subject to the conditions set forth therein;
WHEREAS, simultaneously with the execution and delivery of this Agreement, certain shareholders of SPAC have executed and delivered to the Company Non-Redemption and Support Agreements substantially in the form attached hereto as Exhibit G, pursuant to which such shareholders of SPAC have agreed to, among other things, (i) not redeem any of their SPAC Securities prior to the Closing and (ii) support the transactions contemplated hereby, in each case, on the terms and subject to the conditions set forth therein;
WHEREAS, at the Closing (as defined below), the Company shall enter into a Registration Rights Agreement (the “Registration Rights Agreement”) with SPAC, the Sponsor and certain other shareholders of the Company, substantially in the form attached hereto as Exhibit D, which shall be effective as of the Closing on the terms and subject to the conditions set forth therein; and
WHEREAS, at the Closing, subject to Section 7.21, the Company, SPAC and the warrant agent party to the SPAC Warrant Agreement (as defined below) shall enter into a warrant termination and adoption agreement in a form and substance reasonably satisfactory to the parties thereto (including SPAC) (the “Warrant Adoption Agreement”) pursuant to which, among other things, (i) SPAC will terminate the SPAC Warrant Agreement and (ii) the Company will adopt a new warrant agreement (the “Company Warrant Agreement”) to provide for the existence of warrants of the Company, each of which will represent the right to receive, from the Closing, a warrant to purchase one Company Ordinary Share, on the terms and subject to the conditions set forth therein.
NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth in this Agreement and intending to be legally bound hereby, SPAC and the Company Parties agree as follows:
ARTICLE I
CERTAIN DEFINITIONS
1.1 Definitions. As used herein, the following terms shall have the following meanings:
“A&R Articles of Association” has the meaning specified in Section 2.1(c).
“A&R Warrant Agreement” has the meaning specified in Section 7.21 hereto.
“Acknowledging Parties” has the meaning specified in Section 10.18.
“Acquisition Proposal” means, as to any Person, other than the Transactions and the acquisition or disposition of tangible or intangible property in the ordinary course of business, any offer or proposal relating to: (a) any acquisition or purchase, direct or indirect, of (i) 20% or more of the consolidated assets of such Person and its Subsidiaries, or (ii) 20% or more of any class of equity or voting securities of (x) such Person or (y) one or more Subsidiaries of such Person holding assets constituting, individually or in the aggregate, 20% or more of the consolidated assets of such Person and its Subsidiaries; (b) any tender offer (including a self-tender offer) or exchange offer that, if consummated, would result in any Person beneficially owning 20% or more of any class of equity or voting securities of (i) such Person, or (ii) one or more Subsidiaries of such Person holding assets constituting, individually or in the aggregate, 20% or more of the consolidated assets of such Person and its Subsidiaries; or (c) a merger, consolidation, share exchange, business combination, share offering (including any public offering), sale of substantially all the assets, reorganization, recapitalization, liquidation, dissolution or other similar transaction involving (i) such Person or (ii) one or more Subsidiaries of such Person holding assets constituting, individually or in the aggregate, 20% or more of the consolidated assets of such Person and its Subsidiaries, in each case, of this clause (c), pursuant to which any Person acquires 20% or more of any class of equity or voting securities of such Person or of such Subsidiaries.

“Action” means any notice of noncompliance or violation, or any charge, claim, demand, inquiry, hearing, challenge, action, complaint, petition, prosecution, audit, investigation, appeal, suit, litigation, injunction, writ, order, arbitration or other similar proceeding initiated or conducted by a mediator, arbitrator or Governmental Authority, whether administrative, civil, regulatory or criminal, and whether at law or in equity, or otherwise under any applicable Law.
“Affiliate” means, with respect to any specified Person, any Person that, directly or indirectly, controls, is controlled by, or is under common control with, such specified Person, whether through one or more intermediaries or otherwise. The term “control” (including the terms “controlling,” “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by Contract or otherwise; provided that, notwithstanding anything to the contrary herein, in no event shall any investment fund, portfolio company or other special purpose acquisition company (or any successor thereto), in each case, that is controlling, controlled by or under common control with the Sponsor be deemed an Affiliate of the Company or SPAC.
“Affordable Care Act” has the meaning specified in Section 5.13(g).
“Aggregate Diluted Company Shares” means, without duplication, the aggregate number of Company Ordinary Shares that are issued and outstanding immediately prior to the Recapitalization, determined assuming for this purpose that all of the Company Ordinary Shares underlying all outstanding vested Company Equity Awards as of immediately prior to the Recapitalization are deemed to be issued and outstanding; provided that, for the avoidance of doubt, the Aggregate Diluted Company Shares shall not include any Company Ordinary Shares issuable upon (i) exercise of any Company Equity Awards that are not vested as of immediately prior to the Recapitalization or (ii) exercise, conversion or exchange of any securities of the Company (other than Company Equity Awards, which are addressed in the preceding clauses of this definition of Aggregate Diluted Company Shares) for shares or share capital of, or other equity or voting interest in, the Company.
“Agreement” has the meaning specified in the Preamble hereto.
“Agreement End Date” has the meaning specified in Section 9.1(b).
“Ancillary Agreements” has the meaning specified in Section 10.10.
“Audited Financial Statements” has the meaning specified in Section 5.8(a).
“Base Equity Value” means (i) US$2,350,000,000, plus (ii) the aggregate exercise price of the vested Company Options (as of immediately prior to the Recapitalization) included in the calculation of the Aggregate Diluted Company Shares (in the case of this clause (ii), for the avoidance of doubt, calculated in Dollars in accordance with Section 1.2(f) and assuming, for such purpose that the date of measurement of such aggregate exercise price is the date of the Recapitalization), plus (iii) the aggregate amount of proceeds actually received by the Company in any Pre-Closing Equity Financing (in the case of this clause (iii), for the avoidance of doubt, calculated in Dollars in accordance with Section 1.2(f) and assuming, for such purpose that the date of measurement of any such proceeds received by the Company is the date that such proceeds were actually received); provided that the Base Equity Value, as calculated as the sum of the immediately preceding clauses (i)-(iii), shall be rounded up or down to the nearest $10.
“Bid” has the meaning specified in Section 5.29(a).
“Business Combination” has the meaning specified in the SPAC Articles.
“Business Combination Proposal” means any offer, inquiry, proposal or indication of interest (whether written or oral, binding or non-binding, and other than such an offer, inquiry, proposal or indication of interest with respect to the Transactions) relating to a Business Combination.
“Business Combination Transaction” has the meaning specified in the Recitals.
“Business Day” means a day on which commercial banks are open for business in New York, U.S., the Cayman Islands and London, United Kingdom, except a Saturday, Sunday or public holiday (gazetted or ungazetted and whether scheduled or unscheduled).
“Capital Reduction” has the meaning specified in Section 2.1(a).

“Capital Restructuring” has the meaning specified in Section 2.1(e).
“Cayman Companies Act” has the meaning specified in the Recitals hereto.
“Cayman Registrar” has the meaning specified in Section 3.3(a).
“Change in Recommendation” has the meaning specified in Section 7.7(b)(ii).
“Closing” has the meaning specified in Section 3.2.
“Closing Company Audited Financial Statements” has the meaning specified in Section 7.4.
“Closing Date” has the meaning specified in Section 4.1(a).
“Closing Statements” has the meaning specified in Section 4.3(a)(ii).
“Closing Warrant Agreement” has the meaning specified in Section 7.21 hereto.
“Code” means the United States Internal Revenue Code of 1986, as amended.
“Company” has the meaning specified in the Preamble hereto.
“Company Benefit Plan” means any “employee benefit plan” (within the meaning of Section 3(3) of ERISA) and any other plan, policy or agreement providing for compensation, severance, termination pay, deferred compensation, performance awards, share or share-related awards, retirement, fringe benefits or other employee benefits or remuneration of any kind, whether written, unwritten or otherwise, that is maintained, contributed to or required to be contributed to by any entity of the Group for the benefit of any current or former employee, director or officer of such entity, other than (x) any individual employment Contract or compensatory agreement with a current or former employee, director or officer that is terminable at will by the Group without severance or similar termination-related payments (other than accrued base salary, wages, or benefits earned prior to termination or (y) any plan, policy or agreement that is sponsored or maintained by a Governmental Authority.
“Company Board” means the board of directors of the Company.
“Company Board Recommendation” has the meaning specified in Section 7.7(c)(i).
“Company Change in Recommendation” has the meaning specified in Section 7.7(c)(ii).
“Company Closing Statement” has the meaning specified in Section 4.3(a)(i).
“Company Disclosure Letter” has the meaning specified in the introduction to Article V.
“Company Earnout Bonus Issue” means, collectively, the Company Earnout Share Bonus Issue, the Company Earnout Option Bonus Issue and the Company Earnout RSU Bonus Issue.
“Company Earnout Bonus Options” means a number of options to purchase a number of Company Ordinary Shares granted to Company Option Holders under the Company Post-Closing Equity Plan in respect of outstanding Company Options (whether vested or unvested) as of immediately prior to the First Merger Effective Time, in accordance with, and subject to the terms of Section 2.1(i) and Section 3.9.
“Company Earnout Bonus RSUs” means a number of restricted stock units with respect to Company Ordinary Shares granted to Company RSU Holders under the Company Post-Closing Equity Plan in respect of outstanding Company RSUs (whether vested or unvested) as of immediately prior to the First Merger Effective Time, in accordance with, and subject to the terms of, Section 2.1(j) and Section 3.9.
“Company Earnout Option Bonus Issue” has the meaning set forth in Section 2.1(i).
“Company Earnout RSU Bonus Issue” has the meaning set forth in Section 2.1(j).
“Company Earnout Share Bonus Issue” has the meaning specified in Section 2.1(f).
“Company Earnout Shareholder” means the Company Shareholders as of immediately prior to the First Merger Effective Time.
“Company Earnout Shares” means, subject to Section 3.9(d), a number of convertible non-participating shares of the Company (which, for the avoidance of doubt, shall have no voting rights and minimal deferred economic rights and shall be subject to the terms and conditions applicable to such shares as set forth in the A&R

Articles of Association) issued to the Company Earnout Shareholders prior to the First Merger Effective Time which shall be convertible upon the occurrence of a Conversion Event into Company Ordinary Shares equal to the quotient obtained by dividing (i) the product of (A) the Base Equity Value multiplied by (B) 0.1, by (ii) US$10, rounded to the nearest whole number.
“Company Equity Awards” means Company Options and Company RSUs issued under the Company Equity Plan.
“Company Equity Plan” means the newcleo Ltd Share Plan, adopted as of 17 June 2022, as may be amended from time to time.
“Company Fundamental Representations” means the representations and warranties made pursuant to the first and second sentences of Section 5.1 (Company Organization), the second sentence of Section 5.2 (Subsidiaries), Section 5.3 (Merger Sub), Section 5.4 (Due Authorizations), Section 5.5 (No Conflict) (but solely with respect to clauses (a) and (b) thereof), Section 5.7 (Capitalization of the Company) and Section 5.16 (Brokers’ Fees).
“Company Group Member” has the meaning specified in Section 5.15(a).
“Company Intellectual Property” has the meaning specified in Section 5.21(a).
“Company Intervening Event” means any material change, event, circumstance, occurrence, effect, development or state of facts that (a) was not known or reasonably foreseeable to the Company or any member of the Company Board as of the date hereof and that becomes known to the Company or any member of the Company Board after the date hereof and prior to the receipt of the Company Shareholder Approval and (b) does not relate to an Acquisition Proposal.
“Company Intervening Event Notice” has the meaning given in Section 7.7(c)(iii).
“Company Intervening Event Notice Period” has the meaning given in Section 7.7(c)(iii).
“Company Material Adverse Effect” means any event, state of facts, development, circumstance, occurrence or effect (collectively, “Events”) that, individually or in combination with any other Events, (x) has had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, assets, results of operations or condition (financial or otherwise) of the Group or (y) does or would reasonably be expected to, individually or in the aggregate, prevent or materially delay the ability of the Company Parties to consummate the Merger; provided, however, that in no event would, any of the clauses (a) through (h) below, in each case, alone or in combination, be deemed to constitute, or be taken into account in determining whether there has been or will be, a “Company Material Adverse Effect”: (a) any change in applicable Laws, IFRS or GAAP or any interpretation thereof following the date of this Agreement; (b) any change in interest rates or economic, political, business or financial market conditions generally; (c) any natural disaster (including hurricanes, storms, tornados, flooding, earthquakes, volcanic eruptions or similar occurrences), pandemic, acts of nature or change in climate; (d) any acts of terrorism or war, the outbreak or escalation of hostilities, geopolitical conditions, local, national or international political conditions, riots or insurrections; (e) the announcement or consummation of this Agreement or the Transactions, including any termination of, reduction in or similar adverse impact (but, in each case, only to the extent attributable to such announcement or consummation) on relationships, contractual or otherwise, with any landlords, customers, suppliers, business partners, other commercial relationships or employees of the Group; (f) the taking of any action by the Company that is expressly required by this Agreement; (g) any action taken by, or at the written request of, SPAC; (h) any failure in and of itself of the Company and any of its Subsidiaries to meet any projections or forecasts (provided that the exception in this clause (h) shall not prevent or otherwise affect a determination that any Event underlying such failure has resulted in or contributed to a Company Material Adverse Effect except to the extent such Event is within the scope of any other exception within this definition); or (i) any Events generally applicable to the industries or markets in which the Company or any of its Subsidiaries operate; provided that any Event referred to in clauses (a), (b), (c), (d) or (i) above may be taken into account in determining if a Company Material Adverse Effect has occurred to the extent it has a disproportionate and adverse effect on the business, assets, results of operations or condition (financial or otherwise) of the Group, relative to similarly situated companies in the industry in which the Group conducts its operations (in which case such Event may only be taken into account for such purpose to the extent of such disproportionate and adverse effect).

“Company Option” means an outstanding option to purchase Company Ordinary Shares granted under the Company Equity Plan.
“Company Option Holders” means the holders of Company Options as of immediately prior to the First Merger Effective Time.
“Company Ordinary Shares” means (i) ordinary shares in the capital of the Company with a nominal value of €0.01 each and (ii) following the Redenomination, such ordinary shares in the capital of the Company as they are redenominated in Dollars in accordance with Section 2.1(b).
“Company Parties” has the meaning specified in the Preamble hereto.
“Company Post-Closing Equity Plan” means the new equity incentive plan adopted by the Company in accordance with Section 7.22(a) hereof.
“Company Post-Closing ESPP” means the new employee stock purchase plan adopted by the Company in accordance with Section 7.22(b) hereof.
“Company Registered Intellectual Property” has the meaning specified in Section 5.21(a).
“Company RSU” means an outstanding restricted stock unit with respect to Company Ordinary Shares granted under the Company Equity Plan.
“Company RSU Holders” means the holders of Company RSUs as of immediately prior to the First Merger Effective Time.
“Company Shareholder Approval” has the meaning specified in Section 7.7(c)(i).
“Company Shareholder Meeting” has the meaning specified in Section 7.7(c)(i).
“Company Shareholder Resolutions” has the meaning specified in Section 7.7(c)(i).
“Company Shareholder Support Agreement” means that certain support agreement, dated as of the date hereof, by and among the Key Company Shareholders, SPAC and the Company, as amended, restated, modified or supplemented from time to time in accordance with its terms.
“Company Shareholders” means the holders of Company Ordinary Shares as of immediately prior to the First Merger Effective Time.
“Company Transaction Expenses” means the out-of-pocket fees, costs, expenses, commissions or other amounts, incurred, paid or otherwise payable by the Company Parties and their respective Affiliates (whether or not billed or accrued for) to the extent resulting from or in connection with the negotiation, documentation, preparation, execution or performance of this Agreement, the consummation of the Transactions and/or the process by which the Company solicited, discussed and negotiated strategic alternatives, including (i) all fees, costs, expenses, brokerage fees, commissions, finders’ fees and disbursements of financial advisors, investment banks, data room administrators, attorneys, accountants and other advisors and service providers; (ii) the cost of the D&O Tail; (iii) the filing fees incurred in connection with filing the Registration Statement, the Proxy Statement or the Proxy Statement/Prospectus under Section 7.7(a); (iv) any filing fees incurred in connection with making any filings with Governmental Authorities under Section 7.9; (v) thirty percent (30%) of all fees and costs of Ogier incurred from and after April 20, 2026; and (vi) change-in-control payments, transaction bonuses, retention or incentive payments, severance or similar compensatory payments payable by the Group to any current or former employee (including any amounts due under any consulting agreement with any such former employee), independent contractor, officer or director of the Group as a result of the Transactions (and not tied to any subsequent event or condition, such as a termination of employment occurring after the Closing) and the employer portion of any employment, social security or similar Taxes due with respect to such amounts.
“Company Warrant Agreement” has the meaning specified in the Recitals hereto.
“Company Warrants” has the meaning specified in Section 3.7(a)(v).
“Continuing Option” has the meaning specified in Section 2.1(g).
“Continuing RSU” has the meaning specified in Section 2.1(h).
“Contracting Parties” has the meaning specified in Section 10.16.

“Contracts” means any contract, agreement, instrument, option, lease, license, sales and purchase order, warranty, note, bond, mortgage, indenture, obligation, commitment, binding application, arrangement or understanding, whether written or oral, express or implied, in each case, as amended, restated, modified or supplemented from time to time in accordance with its terms.
“Conversion Event” has the meaning specified in Section 3.9(b).
“Copyleft License” means any license that requires or purports to require, as a condition of use, the modification and/or distribution, conveyance or availability of software subject to such license, that such software subject to such license, or other software incorporated into, derived from, or used, embedded, combined or distributed with such software subject to such license (i) in the case of software, be made available or distributed in a form other than binary (e.g., source code form), (ii) be licensed for the purpose of preparing derivative works, (iii) be licensed under terms that allow the Company’s or any Subsidiary of the Company’s products, services or portions thereof or interfaces therefor to be reverse-engineered, reverse-assembled or disassembled (other than by operation of Law), or (iv) be licensed in a redistributable manner at no license fee.
“Copyrights” means all rights in copyrights, other rights in any works of authorship of any type, whether or not registrable, and mask works, in all forms, media or medium, now known or hereinafter developed, and whether or not completed, published, or used, including all drafts, plans, sketches, artwork, layouts, copy, designs, photographs, illustrations, collections, serials, printed or graphic matter, slides, compilations, serials, promotions, audio or visual recordings, transcriptions, Software, and all derivative works, translations, adaptations and combinations of any of the foregoing, all registrations and applications therefor and all extensions, restorations, and renewals of any of the foregoing, all worldwide rights and priorities afforded under any Law with respect to any of the foregoing, and all termination rights, moral rights, author rights and all other rights associated therewith.
“D&O Tail” has the meaning specified in Section 7.11(b).
“Databases” means all compilations of data, the selection and arrangement of that data, and all related documentation, including documentation regarding the procedures used in connection with the selection, collection, arrangement, processing and distribution of data contained therein to the extent they exist, together with documentation regarding the attributes of the data contained therein or the relationships among such data and documentation regarding data structures and formats, and file structures and formats, whether registered or unregistered, and any registrations or applications for registration therefor.
“Data Room” has the meaning specified in Section 1.2(a).
“Disclosure Letter” means, as applicable, either the Company Disclosure Letter or the SPAC Disclosure Letter or, if the context so requires, both the Company Disclosure Letter and the SPAC Disclosure Letter.
“Dollars” or “US$” means lawful money of the United States.
“Environmental Laws” means any and all Laws (including common law) or other legally enforceable requirement regulating, relating to or imposing liability or standards of conduct concerning protection of the environment (including flora, fauna and their habitat), natural resources or human health, including employee health and safety or prevention and control of pollution (including the use, storage, emission, disposal or release of, or exposure to, Hazardous Materials).
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.
“Exchange Act” means the Securities Exchange Act of 1934.
“Exchange Agent” has the meaning specified in Section 4.4(a).
“Export Approvals” has the meaning specified in Section 5.11(b).
“Financial Statements” has the meaning specified in Section 7.4.
“First Merger” has the meaning specified in Section 3.1(a).
“First Merger Effective Time” has the meaning specified in Section 3.3(a).
“First Merger Surviving Company” has the meaning specified in Section 3.1(a).
“First Merger Surviving Company M&A” has the meaning specified in Section 3.5(a).

“Foreign Antitrust Laws” has the meaning specified in Section 3.9(g).
“Fraud Claim” means any claim of fraud (which means, with respect to any Person, the making or omission of a statement of fact in the express representations and warranties set forth in this Agreement or any other Transaction Agreement or any certificate delivered pursuant hereto or thereto, with the intent to deceive and with actual knowledge or belief (following due inquiry) that such statement is false or misleading and which satisfies the elements of fraud under New York common law) against the Person who committed such fraud, which such claim can only be brought by the Person alleged to have suffered from such alleged fraud; provided that in no event shall fraud hereunder or a Fraud Claim include any claim for equitable fraud, promissory fraud, unfair dealings fraud, or any torts (including a claim for fraud) based on negligence.
“GAAP” means generally accepted accounting principles in the United States as in effect from time to time, consistently applied.
“Governing Documents” means the legal document(s) by which any Person (other than an individual) establishes its legal existence or which govern its internal affairs. For example, the “Governing Documents” of an exempted company incorporated in the Cayman Islands are its certificate of incorporation, memorandum and articles of association, shareholders agreement (as applicable) or similar organizational documents, the “Governing Documents” of a limited partnership formed in the Cayman Islands are its limited partnership agreement and certificate of registration and the “Governing Documents” of a limited liability company incorporated in the Cayman Islands are its limited liability company agreement and certificate of registration.
“Government Contract” has the meaning specified in Section 5.29(a).
“Governmental Approval” has the meaning specified in Section 5.6.
“Governmental Authority” means any federal, national, state, provincial, municipal, local, foreign, multinational, supra-national, government or governmental authority or regulatory body thereof, or political subdivision thereof, or any commission, department, board, office, bureau, agency, instrumentality or authority thereof, any court, tribunal, arbitrator, arbitration panel or similar judicial body or any self-regulatory organization or other non-governmental regulatory authority or quasi-governmental authority or other similar dispute resolving panel or body.
“Governmental Grant” means any grant, incentive, subsidy, award, loan, participation, exemption, status, cost sharing arrangement, reimbursement arrangement or other benefit, relief or privilege provided or made available by or on behalf of or under the authority of any Governmental Authority.
“Governmental Order” means any order, judgment, injunction, decree, writ, stipulation, determination, assessment or award (including any arbitration award), in each case, entered by or with any Governmental Authority.
“Group” means the Company and its Subsidiaries as set forth in Section 1.1 of the Company Disclosure Letter.
“Hazardous Material” means any (i) pollutant, contaminant, chemical, (ii) industrial, solid, liquid or gaseous toxic or hazardous substance, material or waste, (iii) petroleum or any fraction or product thereof, (iv) asbestos or asbestos-containing material, (v) polychlorinated biphenyl, (vi) chlorofluorocarbons, and (vii) other substance, material or waste, in each case, which are regulated under any Environmental Law or as to which liability may be imposed pursuant to Environmental Law.
“HSR Act” has the meaning specified in Section 3.9(g).
“IFRS” means International Financial Reporting Standards, the global accounting standards developed and maintained by the International Accounting Standards Board (IASB).
“Indebtedness” means, with respect to any Person, without duplication, any obligations, contingent or otherwise, in respect of (i) the principal of and premium (if any) in respect of all indebtedness for borrowed money, including accrued interest and any per diem interest accruals, (ii) the principal and interest components of capitalized lease obligations under GAAP or IFRS, as applicable, (iii) amounts drawn (including any accrued and unpaid interest) on letters of credit, bank guarantees, bankers’ acceptances and other similar instruments (solely to the extent such amounts have actually been drawn), (iv) the principal of and premium (if any) in respect of obligations evidenced by bonds, debentures, notes and similar instruments, (v) the termination value of interest rate protection agreements and currency obligation swaps, hedges or similar arrangements (without duplication of other indebtedness supported or guaranteed thereby), (vi) the principal component of all obligations to pay the deferred and unpaid purchase price of property and equipment which have been delivered, including “earn outs” and “seller notes,” whether or not contingent and regardless of when due, calculated as the maximum amount payable under or pursuant to such obligation, (vii) any unfunded or underfunded liabilities pursuant to any defined benefit pension plan, retirement plan, or nonqualified deferred compensation plan or arrangement for any period prior to the Closing Date, (viii) breakage costs, prepayment or early termination premiums, penalties, or other fees or expenses payable as a result of the consummation of the Transactions in respect of any of the items in the foregoing clauses (i) through (vii), and (ix) all Indebtedness of another Person referred to in clauses (i) through (viii) above guaranteed directly or indirectly, jointly or severally.
“Intellectual Property” means all of the following as they exist in any jurisdiction throughout the world: Patents, Trademarks, Copyrights, Trade Secrets and other intellectual and industrial property, including such rights in Internet Assets, Databases and Software, whether or not registered, unregistered or registrable.
“Interim Financial Statements” has the meaning specified in Section 7.4.
“Interim Period” has the meaning specified in Section 7.1.
“International Trade Laws” means all Laws relating to the import, export, re-export, deemed export, deemed re-export, or transfer of information, data, know-how, services, goods, and technology, or economic sanctions or anti-boycotts, including, but not limited to, the Import and Export Order (Control of Dual Use Goods, Services and Technology Exports): 2006, Export Administration Regulations administered by the United States Department of Commerce, the International Traffic in Arms Regulations administered by the United States Department of State, customs and import Laws administered by United States Customs and Border Protection, any other export or import controls administered by an agency of the United States government, the anti-boycott regulations administered by the United States Department of Commerce and the United States Department of the Treasury, and other Laws adopted by Governmental Authorities of other countries relating to the same subject matter as the Laws described above.
“Internet Assets” means any and all domain name registrations (and URLs, including all MX records associated with the same), web sites and web addresses, social media accounts and identifiers (including usernames, handles and account names) and related rights, items and documentation related thereto, and applications for registration therefor.
“Investment Company Act” means the Investment Company Act of 1940.
“IT Systems” means all hardware, software, databases, code, systems, networks, websites, applications, circuits, routers and all other computer and information technology assets used in the conduct of the business of the Group and includes all Software, Databases and Internet Assets.
“JOBS Act” has the meaning specified in Section 6.6(a).
“Key Company Shareholders” means the Persons set forth on Section 1.1(a) of the Company Disclosure Letter.
“Law” means any statute, law, principle of common law, ordinance, rule, regulation, directive, code, edict, decree, proclamation, treaty, convention or Governmental Order, in each case, of any Governmental Authority.
“Leased Real Property” means all real property leased, licensed, subleased or otherwise used or occupied by the Group.
“Legal Proceedings” has the meaning specified in Section 5.10.
“Lien” means all liens (statutory or other), mortgages, deeds of trust, pledges, hypothecations, assignment, deposit arrangement, encumbrances, charges, security interests, options, leases, subleases, restrictions, claims, encumbrances, easements, servitudes, preemptive rights, rights of first offer or refusal, transfer restrictions or other similar liens or encumbrances or any preferences, priorities or other agreements or preferential arrangements of any kind, whether consensual, statutory or otherwise, including Permitted Liens.
“Loeb” has the meaning specified in Section 10.18.
“Measurement Period” has the meaning specified in Section 3.9(a).

“Merger Sub 1” has the meaning specified in the Preamble hereto.
“Merger Sub 2” has the meaning specified in the Preamble hereto.
“Merger Sub” and “Merger Subs” have the meaning specified in the Preamble hereto.
“Mergers” has the meaning specified in the Recitals hereto.
“Mergers Intended Tax Treatment” has the meaning specified in the Recitals hereto.
“Multiemployer Plan” has the meaning given in section 3(37) of ERISA.
“Nasdaq” means The Nasdaq Stock Market, LLC.
“newcleo SA” has the meaning specified in the Recitals hereto.
“Nondisclosure Agreement” has the meaning specified in Section 10.10.
“Nonparty Affiliates” has the meaning specified in Section 10.16.
“NRC” means the U.S. Nuclear Regulatory Commission.
“Offer Documents” has the meaning specified in Section 7.7(a)(i).
“Open Source License” means any license meeting the Open Source Definition (as promulgated by the Open Source Initiative) or the Free Software Definition (as promulgated by the Free Software Foundation), or any substantially similar license, including any license approved by the Open Source Initiative or any Creative Commons License. “Open Source Licenses” shall include Copyleft Licenses.
“Open Source Materials” means any software subject to an Open Source License.
“Owned Real Property” has the meaning specified in Section 5.20(b).
“Party” and “Parties” have the meaning specified in the Preamble hereto.
“Patents” means all (a) U.S. and foreign patents (including certificates of invention, supplementary protection certificates and other patent equivalents), utility models, design patents, and applications for any of the foregoing, including provisional applications, and all patents of addition, improvement patents, continuations, continuations-in-part, divisionals, reissues, re-examinations, renewals, confirmations, substitutions, validations and extensions thereof, and all applications or counterparts in any jurisdiction pertaining to any of the foregoing, including applications filed pursuant to any international patent law treaty, (b) inventions, discoveries, idea submissions and invention disclosures, and (c) other patent rights and any other Governmental Authority-issued indicia of invention ownership (including inventors’ certificates, petty patents and innovation patents), together with all worldwide rights and priorities afforded under any Law with respect to any of the foregoing and whether or not any such applications are amended, modified, abandoned, withdrawn, or refiled.
“PCAOB” means the Public Company Accounting Oversight Board.
“Per Share Transaction Value” has the meaning specified in Section 3.9(f).
“Permits” means any approvals, authorizations, consents, licenses, registrations, permits or certificates of a Governmental Authority.
“Permitted Liens” means (i) mechanic’s, materialmen’s and similar Liens arising in the ordinary course of business with respect to any amounts (A) not yet due and payable or which are being contested in good faith through (if then appropriate) appropriate proceedings and (B) for which adequate accruals or reserves have been established in accordance with GAAP or IFRS, as applicable, (ii) Liens for Taxes, assessments and governmental charges or levies (A) not yet due and payable or which are being contested in good faith through appropriate proceedings and (B) for which adequate accruals or reserves have been established in accordance with GAAP or IFRS, as applicable, (iii) defects or imperfections of title, easements, encroachments, covenants, rights-of-way, conditions, matters that would be apparent from a physical inspection or current, accurate survey of such real property, restrictions and other similar charges or encumbrances that do not materially impair the value or materially interfere with the present use of the Leased Real Property, (iv) with respect to any Leased Real Property (A) the interests and rights of the respective lessors with respect thereto, including any statutory landlord liens and any Lien thereon and (B) any Lien permitted under the Real Property Lease, (v) zoning, building, entitlement and other land use and environmental regulations promulgated by any Governmental Authority that do not materially interfere with the current use of, or materially impair the value of, the Leased Real Property, (vi) non-exclusive licenses of Intellectual Property entered into in the ordinary course of business consistent with past practice, (vii) ordinary course purchase money Liens and Liens securing rental payments under operating or capital lease arrangements for amounts not yet due or payable, (viii) other Liens arising in the ordinary course of business and not incurred in connection with the borrowing of money and on a basis consistent with past practice in connection with workers’ compensation, unemployment insurance or other types of social security, (ix) reversionary rights in favor of landlords under any Real Property Leases with respect to any of the buildings or other improvements owned by the Group and (x) all other Liens that do not, individually or in the aggregate, materially impair the use, occupancy or value of the applicable assets of the Group.
“Person” means any individual, firm, corporation, company, exempted company, partnership, exempted limited partnership, limited liability company, incorporated or unincorporated association, joint venture, joint share company, Governmental Authority or instrumentality or other entity of any kind.
“Personal Information” means information that: (i) alone or in combination with other information, relates to, could reasonably be linked with, identifies or is reasonably capable of allowing the identification of or contact with a particular person or household or device; (ii) is defined as “personal data,” “personal information,” “personally identifiable information,” “personal health information” or “PII” or any similar term by applicable Law; or (iii) is otherwise regulated by applicable Laws that cover personal information, personal data, personal health data, financial information, device and transaction identifiers, or similar terms.
“Personal Information Laws and Policies” has the meaning specified in Section 5.22(a).
“PIPE Investment” has the meaning specified in the Recitals hereto.
“PIPE Investors” means all Persons that have executed Subscription Agreements (other than the Company and SPAC).
“Plans of Merger” means, collectively, the plan of merger with respect to the First Merger (the “First Plan of Merger”) and the plan of merger with respect to the Second Merger (the “Second Plan of Merger”), each in substantially the form attached hereto as Exhibit E and subject to such amendments as may be approved by the directors of each constituent company (as defined in the Cayman Companies Act), including the annexures thereto (each, individually, a “Plan of Merger”).
“PLC Re-Registration” has the meaning specified in Section 2.1(b).
“Post-Closing Board” has the meaning specified in Section 7.22(a).
“Pre-Closing Equity Financing” has the meaning specified in Section 7.1(n).
“Privacy Policies” has the meaning specified in Section 5.22(a).
“Privileged Communications” has the meaning specified in Section 10.18.
“Processing” has the meaning specified in Section 5.22(a).
“Proxy Statement” has the meaning specified in Section 7.7(a)(i).
“Proxy Statement/Prospectus” has the meaning specified in Section 7.7(a)(i).
“Real Property Leases” has the meaning specified in Section 5.20(a)(iii).
“Recapitalization” has the meaning specified in Section 2.1(e).
“Recapitalization Factor” means, subject to the last sentence of Section 2.1(e), the quotient (rounded to four decimal places) obtained by dividing (A) the Base Equity Value by the Aggregate Diluted Company Shares and (B) the quotient of the foregoing clause (A) by US$10.00.
“Recapitalization Intended Tax Treatment” has the meaning specified in the Recitals hereto.
“Redeeming SPAC Shares” means SPAC Class A Ordinary Shares constituting SPAC Public Shares in respect of which the eligible (as determined in accordance with the SPAC Articles) holder thereof has validly exercised (and not validly revoked, withdrawn or lost) his, her or its SPAC Shareholder Redemption right.

“Redenomination” has the meaning specified in Section 2.1(d).
“Registration Rights Agreement” has the meaning specified in the Recitals hereto.
“Registration Statement” means the Registration Statement on Form F-4, or other appropriate form, including any pre-effective or post-effective amendments or supplements thereto, to be filed with the SEC by the Company under the Securities Act with respect to the Registration Statement Securities.
“Registration Statement Securities” has the meaning specified in Section 7.7(a)(i).
“Regulatory Authorizations” has the meaning specified in Section 7.9(a).
“Representatives” of a Person means, collectively, the officers, directors, employees, attorneys, accountants, consultants, agents and financial advisors of such Person.
“Sanctioned Country” means, at any time, a country or territory which is itself the subject or target of any country-wide or territory-wide Sanctions Laws (including, at the time of this Agreement, the Crimea region, Cuba, Iran, North Korea, Syria (prior to July 1, 2025), the so-called Donetsk People’s Republic (as defined and construed in the applicable Sanctions Laws), the so-called Luhansk People’s Republic (as defined and construed in the applicable Sanctions Laws) and the disputed territories of Kherson and Zaporizhzhia).
“Sanctioned Person” means any Person that is the target of Sanctions Laws, including: (i) any Person identified in any sanctions-related list of designated Persons maintained by: (a) the United States Department of the Treasury’s Office of Foreign Assets Control, the United States Department of Commerce, Bureau of Industry and Security, or the United States Department of State; (b) His Majesty’s Treasury of the United Kingdom; (c) any committee of the United Nations Security Council; (d) the European Union; (e) any other applicable sanctions authority; (ii) any Person located, organized, or resident in, organized in, or a Governmental Authority or government instrumentality of, any Sanctioned Country; and (iii) any Person directly or indirectly owned or controlled by, or acting for the benefit or on behalf of, a Person described in clause (i) or (ii), either individually or in the aggregate.
“Sanctions Laws” means any trade, economic and/or financial sanctions Laws, list-based measures, embargoes or restrictions administered, enacted or enforced from time to time by (i) the United States (including the Department of the Treasury’s Office of Foreign Assets Control, the United States Department of Commerce or the United States Department of State), (ii) the European Union and enforced by its member states, (iii) the United Nations, (iv) His Majesty’s Treasury of the United Kingdom or (v) any other applicable sanctions authority.
“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002.
“SEC” means the United States Securities and Exchange Commission.
“Second Merger” has the meaning specified in Section 3.1(b).
“Second Merger Effective Time” has the meaning specified in Section 3.3(b).
“Second Merger Surviving Company” has the meaning specified in Section 3.1(b).
“Second Merger Surviving Company M&A” has the meaning specified in Section 3.5(b).
“Securities Act” means the Securities Act of 1933, as amended.
“Shareholder Earnout Portion” means, with respect to any Company Earnout Shareholder, a number of Company Ordinary Shares (rounded down to the nearest whole number) equal to the product of (i) a number of Company Earnout Shares (or applicable portion thereof) multiplied by (ii) a fraction (A) the numerator of which is the number of Company Ordinary Shares held by such holder immediately prior to the First Merger Effective Time and (B) the denominator of which is the total number of shares of Company Ordinary Shares outstanding immediately prior to the First Merger Effective Time; provided that the Shareholder Earnout Portion of the Company Earnout Shareholders shall be subject to adjustment as provided in Section 3.9.
“Shareholder Litigation” has the meaning specified in Section 7.19.
“Software” means any computer software and programs (including development tools, library functions, and compilers) in any form, including in or as internet web sites, web content, links, source code, object code, operating systems, database management code, utilities, graphical user interfaces, menus, images, icons, forms, methods of processing, software engines, platforms, and data formats, together with all current versions, updates, corrections, enhancements and modifications thereof, and all related specifications, documentation, developer notes, comments, and annotations.
“SPAC” has the meaning specified in the Preamble hereto.
“SPAC Articles” means the amended and restated memorandum and articles of association of SPAC, adopted pursuant to a special resolution passed on February 27, 2025, and as may be amended and/or restated from time to time.
“SPAC Board” means the board of directors of SPAC.
“SPAC Board Recommendation” has the meaning specified in Section 7.7(b)(i).
“SPAC Change in Recommendation” has the meaning specified in Section 7.7(b)(i).
“SPAC Class A Ordinary Shares” means the Class A ordinary shares of a par value US$0.0001 per share, of SPAC.
“SPAC Class B Ordinary Shares” means the Class B ordinary shares of a par value US$0.0001 per share, of SPAC.
“SPAC Closing Statement” has the meaning specified in Section 4.3(a)(ii).
“SPAC Disclosure Letter” has the meaning specified in the introduction to Article VI.
“SPAC Dissenting Shareholders” has the meaning specified in Section 4.8(a).
“SPAC Dissenting Shares” has the meaning specified in Section 4.8(a).
“SPAC Exchange Shares” has the meaning specific in Section 3.7(a)(ii).
“SPAC Exchange Warrants” has the meaning specified in Section 3.7(a)(v).
“SPAC Financial Statements” has the meaning specified in Section 6.6(d).
“SPAC Fundamental Warranties” has the meaning specified in Section 8.3(a).
“SPAC Indemnified Parties” has the meaning specified in Section 7.11(a).
“SPAC Intervening Event” means any material change, event, circumstance, occurrence, effect, development or state of facts that (a) was not known or reasonably foreseeable to the SPAC or any member of the SPAC Board as of the date hereof and that becomes known to the SPAC or any member of the SPAC Board after the date hereof and prior to the receipt of the approval of the SPAC Shareholder Approval Matters and (b) does not relate to (i) a Business Combination Proposal, (ii) any change in the market price or trading volume of SPAC’s securities, or (iii) any Event that is excluded in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur.
“SPAC Intervening Event Notice” has the meaning specified in Section 7.7(b)(ii).
“SPAC Intervening Event Notice Period” has the meaning specified in Section 7.7(b)(ii).
“SPAC Material Adverse Effect” means any Events that, individually or in combination with any other Events, (x) has had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on SPAC or (y) does or would reasonably be expected to, individually or in the aggregate, prevent or materially delay the ability of SPAC to perform its obligations under this Agreement and consummate the Transactions; provided, however, that in no event would any of the following, alone or in combination, be deemed to constitute, or be taken into account in determining whether there has been or will be, a SPAC Material Adverse Effect: (i) the announcement or consummation of this Agreement or the Transactions, including any termination of, reduction in or similar adverse impact (but, in each case, only to the extent attributable to such announcement or consummation) on relationships, contractual or otherwise, with any landlords, suppliers, business partners, other commercial relationships or employees of SPAC, (ii) the taking of any action by SPAC that is expressly required by this Agreement, or (iii) any action taken by, or at the written request of, the Company.
“SPAC Material Contract” has the meaning specified in Section 6.18.

“SPAC Ordinary Shares” means, collectively, the SPAC Class A Ordinary Shares and SPAC Class B Ordinary Shares.
“SPAC Private Placement Warrant” means a warrant to purchase one (1) SPAC Class A Ordinary Share at an exercise price of eleven Dollars fifty cents (US$11.50) issued to the Sponsor and certain underwriters for the SPAC’s initial public offering and included in the private placement units sold simultaneously with the closing of the SPAC’s initial public offering to such Persons.
“SPAC Public Shareholders” has the meaning specified in the Recitals hereto.
“SPAC Public Shares” has the meaning ascribed to “Public Shares” in the SPAC Articles.
“SPAC Public Warrant” means a warrant to purchase one (1) SPAC Class A Ordinary Share at an exercise price of eleven Dollars fifty cents (US$11.50) that was included in the units sold as part of SPAC’s initial public offering.
“SPAC Related Party” means any officer, director, employee, partner, member, manager, direct or indirect equityholder (including Sponsor) or Affiliate of either SPAC or Sponsor (or any Affiliate of Sponsor).
“SPAC SEC Filings” has the meaning specified in Section 6.5.
“SPAC Securities” has the meaning specified in Section 6.12(a).
“SPAC Shareholder Approval Matters” means (i) as an ordinary resolution (being a resolution passed by a simple majority of the holders of the issued and outstanding SPAC Ordinary Shares as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of SPAC), the adoption and approval of this Agreement, the Mergers and the other Transactions by the holders of the issued and outstanding SPAC Ordinary Shares in accordance with the SPAC Articles, (ii) as a special resolution (as defined in the Cayman Companies Act, being a resolution passed by a majority of not less than two-thirds (2/3) of the holders of the issued and outstanding SPAC Ordinary Shares as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of the SPAC of which notice specifying the intention to propose the resolution as a special resolution has been duly given), the entry into the First Plan of Merger, (iii) as an ordinary resolution (or if required by applicable Law or the SPAC Articles, as a special resolution) the approval of any other proposals as the SEC (or staff member thereof) may indicate are necessary in its comments to the Registration Statement or correspondence related thereto and are required to be approved by the shareholders of SPAC under the SPAC Articles and applicable Law, (iv) as an ordinary resolution (or if required by applicable Law or the SPAC Articles, as a special resolution) the approval of any other proposals as reasonably agreed by SPAC and the Company to be necessary or appropriate in connection with the transactions contemplated hereby and are required to be approved by the shareholders of SPAC under the SPAC Articles and applicable Law, and (v) as an ordinary resolution (or if required by applicable Law or the SPAC Articles, as a special resolution) the approval of the adjournment of the SPAC Shareholder Meeting, if necessary or desirable in the reasonable determination of SPAC in consultation with the Company, to permit the withdrawal of SPAC Shareholder Redemptions and/or permit further solicitation of proxies because there are not sufficient votes to approve and adopt any of the foregoing resolutions in each case at the SPAC Shareholder Meeting.
“SPAC Shareholder Meeting” has the meaning specified in Section 7.7(b)(i).
“SPAC Shareholder Redemption” means the election of an eligible (as determined in accordance with the SPAC Articles) holder of SPAC Public Shares to redeem all or a portion of the SPAC Public Shares held by such holder at a per-share redemption price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two (2) Business Days prior to the consummation of the Business Combination (including interest earned on the Trust Account) (which interest shall be net of taxes payable) divided by the number of then issued SPAC Public Shares (as determined in accordance with the SPAC Articles), subject to applicable Law, in connection with the vote of the shareholders of SPAC on the Business Combination and only in the event that the Business Combination is approved and consummated.
“SPAC Transaction Expenses” means the out-of-pocket fees, costs, expenses, finder’s fees, commissions or other amounts incurred, paid or otherwise payable by or on behalf of SPAC or SPAC’s Affiliates (whether or not billed or accrued for) as a result of or in connection with the negotiation, documentation, preparation, execution or performance of this Agreement or otherwise in connection with the Transactions (including the PIPE Investment), including: (i) deferred underwriting commissions or any other outstanding payables and liabilities as disclosed in any SPAC SEC Filings; (ii) fees, costs, expenses, brokerage fees, commissions, finders’ fees and disbursements of financial advisors, investment banks, legal, accounting, tax, public relations and investor relations advisors, the Trustee and transfer or exchange agent, as applicable, and limited and customary other professional fees (including proxy solicitors, financial printers, consultants and administrative service providers); (iii) (A) seventy percent (70%) of all fees and costs of Ogier incurred from and after April 20, 2026 and (B) all fees and costs of Ogier prior to April 20, 2026; (iv) change-in-control payments, transaction bonuses, retention or incentive payments, severance or similar compensatory payments payable by SPAC or SPAC’s Affiliates to any current or former employee (including any amounts due under any consulting agreement with any such former employee), independent contractor, officer or director as a result of the Transactions (and not tied to any subsequent event or condition, such as a termination of employment occurring after the Closing) and the employer portion of any employment, social security or similar Taxes due with respect to such amounts; and (v) any unpaid Working Capital Loans or any other Indebtedness of SPAC owed to Sponsor, any of its Affiliates or any of its or their respective direct or indirect equityholders.
“SPAC Units” means equity securities of SPAC consisting of one (1) SPAC Class A Ordinary Share and one-half of one (1/2) SPAC Public Warrant.
“SPAC Warrant Agreement” means the Warrant Agreement, dated as of February 27, 2025, between SPAC and Continental Stock Transfer & Trust Company as the warrant agent.
“SPAC Warrants” means, collectively, the SPAC Public Warrants and the SPAC Private Placement Warrants, including any such warrants as a result of Unit Separation.
“Specified Business Conduct Laws” means: (a) the U.S. Foreign Corrupt Practices Act of 1977, as amended, the UK Bribery Act 2010, and all applicable Law relating to bribery or corruption; (b) all applicable Sanctions Laws; (c) all applicable Law relating to the import, export, re-export, transfer of information, data, goods, software, and technology, including the Export Administration Regulations administered by the U.S. Department of Commerce and the International Traffic in Arms Regulations administered by the U.S. Department of State; (d) the Money Laundering Control Act, the Currency and Foreign Transactions Reporting Act, The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001; (e) Penal Code (Act No. 45 of 1907); (f) Unfair Competition Prevention Act (Act No. 47 of 1993); (g) Act on Prevention of Transfer of Criminal Proceeds (Act No. 22 of 2007); and (h) Act on Punishment of Organized Crimes and Control of Proceeds of Crime (Act No. 136 of 1999), and other applicable Law relating to money laundering and terrorist financing.
“Sponsor” means NewHold Industrial Technology III, LLC, a Delaware limited liability company.
“Sponsor Forfeited Equity” means the SPAC Ordinary Shares and/or SPAC Warrants that are (or are required to be) forfeited pursuant to the Sponsor Support Agreement.
“Sponsor Group” has the meaning specified in Section 10.18.
“Sponsor Support Agreement” means that certain support agreement, dated as of the date hereof, by and among the Sponsor, SPAC, the Company and certain other parties thereto, as amended, restated, modified or supplemented from time to time in accordance with its terms.
“Stock Exchange” means the New York Stock Exchange or Nasdaq.
“Subscription Agreements” means the subscription agreements pursuant to which the PIPE Investment will be consummated.
“Subsidiary” means, with respect to any Person (for purposes of this definition, the “Controlling Company”), any other Person (i) of which a majority of the outstanding voting securities or other voting equity interests, or a majority of any other interests having the power to direct or cause the direction of the management and policies of such other Person, are owned, directly or indirectly, by the Controlling Company and/or (ii) with respect to which the Controlling Company is, directly or indirectly, a general partner or managing member.
“Tax Return” means any return, declaration, report, statement, information statement or other document filed or required to be filed with any Governmental Authority with respect to Taxes, including any claims for refunds of Taxes, any information returns and any schedules, attachments, amendments or supplements of any of the foregoing.

“Taxes” means any and all federal, state, local, foreign or other taxes imposed by any Governmental Authority, including all income, gross receipts, license, payroll, recapture, net worth, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs duties, capital share, capital stock, capital gain, ad valorem, value added, inventory, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, assessments, sales, use, transfer, registration, governmental charges, duties, levies and any other charge of any kind in the nature of (or similar to) taxes whatsoever, in each case, including any interest, surcharges, penalty, or addition thereto, whether disputed or not.
“Top Customers” has the meaning specified in Section 5.27(a).
“Top Vendors” has the meaning specified in Section 5.27(a).
“Total Cash Proceeds Amount” means the aggregate amount (prior to payment of any fees or expenses, including any Company Transaction Expenses or any SPAC Transaction Expenses) of (i) proceeds actually received from the PIPE Investment and (ii) cash on hand of SPAC as of immediately prior to the First Merger Effective Time, after giving effect to any cash distributed (or required to be distributed) in connection with all SPAC Shareholder Redemptions.
“Trademarks” means any trademarks, service marks, trade dress, trade names, brand names, internet domain names, designs, logos, source identifiers, slogans or corporate names, whether registered or unregistered, including all common law rights thereto, and all applications and registrations therefor, and all goodwill associated with any of the foregoing or the business connected with the use of and symbolized by the foregoing.
“Trade Secrets” means any trade secrets, confidential business information, concepts, ideas, designs, research or development information, processes, procedures, techniques, technical information, specifications, operating and maintenance manuals, engineering drawings, methods, know-how, data, mask works, discoveries, inventions (whether or not reduced to practice), modifications, extensions, improvements, technology, and other proprietary rights, in each case whether or not patentable or copyrightable (including proprietary or confidential information, systems, practices, algorithms, formulae, knowledge, results, protocols, models, drawings, materials, technical data or information, and other information related to the development, marketing, pricing, distribution, cost, sales and manufacturing) together with any and all notes, analysis, compilations, lab reports, notebooks, invention disclosures, studies, summaries, and other material to the extent containing or based, in whole or in part, on any information included in the foregoing, including all copies and tangible embodiments of any of the foregoing in whatever form or medium.
“Trading Day” means any day on which the Trading Market is open for trading.
“Trading Market” means the Stock Exchange on which the Company Ordinary Shares are listed for trading.
“Transaction Agreements” means this Agreement, the Ancillary Agreements, the Subscription Agreements, the Nondisclosure Agreement, the Plans of Merger and all the agreements, documents, instruments and certificates entered into in connection herewith or therewith and any and all exhibits and schedules thereto.
“Transaction Consideration” has the meaning specified in Section 3.9(f).
“Transaction Consideration Value” means, in respect of any Transaction Consideration (expressed on a per-share basis (i.e., per Company Ordinary Share acquired or otherwise exchanged in the applicable transaction)), either:
(a) with respect to Transaction Consideration in the form of cash, the U.S. dollar amount of such cash;
(b) with respect to Transaction Consideration in the form of securities listed and publicly traded on a Stock Exchange or other national securities exchange:
i. if holders of Company Ordinary Shares will receive a “floating” amount of such securities equal to a fixed U.S. dollar amount of consideration, the Transaction Consideration Value shall be such fixed U.S. dollar amount of consideration;
ii. if holders of Company Ordinary Shares will receive a “fixed” number of such securities per Company Ordinary Share, the Transaction Consideration Value of such consideration shall equal the product of (A) the number of securities to be received per Company Ordinary Share multiplied by (B) the VWAP of one such security, determined for the twenty (20) continuous Trading Days ending three (3) Business Days prior to the closing date of such transaction (as reported on Bloomberg); provided that, for purposes of this clause (ii), references to “Company Ordinary Shares” in the definition of Trading Market shall be deemed to be references to the Stock Exchange or other national securities exchange on which such securities are listed; or
(c) with respect to Transaction Consideration in the form of other securities, property or other consideration, the Transaction Consideration Value shall be the fair market value of such other securities, property or other consideration as determined in good faith by the Company Board.
“Transactions” means, collectively, the Mergers and each of the other transactions contemplated by this Agreement or any of the other Transaction Agreements.
“Treasury Regulations” means the regulations promulgated under the Code by the United States Department of the Treasury (whether in final, proposed or temporary form).
“Trust Account” has the meaning specified in Section 10.1.
“Trust Agreement” has the meaning specified in Section 6.8.
“Trustee” has the meaning specified in Section 6.8.
“UK Companies Act” means the Companies Act 2006.
“Unit Separation” has the meaning specified in Section 3.7(a)(i).
“Unpaid Company Expenses” has the meaning specified in Section 4.3(a)(i).
“Unpaid SPAC Expenses” has the meaning specified in Section 4.3(a)(ii).
“Unpaid Transaction Expenses” has the meaning specified in Section 4.3(a)(ii).
“VWAP” means the volume weighted average price of a Company Ordinary Share, as reported on the Trading Market, determined for any Trading Days (as reported on Bloomberg).
“Warrant Adoption Agreement” has the meaning specified in the Recitals hereto.
“Working Capital Loans” means any loan made to SPAC by any of the Sponsor, an Affiliate of the Sponsor, any direct or indirect equityholder of the Sponsor or any Affiliate of the Sponsor or any of SPAC’s officers or directors for the purpose of financing any costs or expenses of SPAC, including any such costs or expenses incurred in connection with a Business Combination.
1.2 Construction.
(a) Unless the context of this Agreement otherwise requires: (i) words of any gender include each other gender; (ii) words using the singular or plural number also include the plural or singular number, respectively; (iii) the terms “hereof,” “herein,” “hereby,” “hereto” and derivative or similar words refer to this entire Agreement, and references to a particular section of this Agreement will include all subsections thereof, unless, in each case, the context otherwise requires; (iv) the terms “Article” or “Section” refer to the specified Article or Section of this Agreement; (v) the word “including” shall mean “including, without limitation”; (vi) the word “or” shall be disjunctive but not exclusive; (vii) the use of “Affiliates” and “Subsidiaries” shall be deemed to be followed by the words “as such entities exist as of the relevant date of determination”; (viii) the phrase “made available” or “delivered” by the Company Parties to SPAC, when used in reference to a document, shall mean that the document was made available for viewing in the “newcleo” electronic data room (the “Data Room”) hosted by https://app.global.datasite.com/, or otherwise delivered by or on behalf of the Company in the form of an electronic record or an electronic communication at least two (2) Business Days prior to the date of this Agreement; (ix) the word “extent” in the phrase “to the extent” means the degree to which a subject or thing extends, and such phrase shall not simply mean “if”; and (x) the terms “ordinary course” or “ordinary course of business” shall mean “ordinary course of business consistent with past practice.”
(b) Unless the context of this Agreement otherwise requires, references to statutes shall include all regulations promulgated thereunder and references to statutes or regulations shall be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation.
(c) Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified.

(d) All accounting terms used herein and not expressly defined herein shall have the meanings given to them under GAAP or IFRS, as applicable.
(e) When calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded and if the last day of such period is a non-Business Day, the period in question shall end on the next succeeding Business Day.
(f) To the extent this Agreement provides for any valuation, measurement or test as of a given date based on an amount specified in Dollars or US$ and the subjects of such valuation, measurement or test are comprised of items or matters that are, in whole or in part, denominated other than in Dollars or US$, such non-Dollar or non-US$ amounts shall be converted into U.S. dollars using an exchange rate that will be determined by the average of the European Central Bank daily fixings for the ten Business Days prior to such date for U.S. dollars to amounts of such non-U.S. currency.
1.3 Knowledge. As used herein, (i) the phrase “to the knowledge” of the Company shall mean the knowledge of the individuals identified on Section 1.3 of the Company Disclosure Letter, or the knowledge that any of them would be deemed to have following a reasonable inquiry of his or her direct reports responsible for the applicable subject matter, and (ii) the phrase “to the knowledge” of SPAC shall mean the knowledge of the individuals identified on Section 1.3 of the SPAC Disclosure Letter, or the knowledge that any of them would be deemed to have following a reasonable inquiry of his or her direct reports responsible for the applicable subject matter.
ARTICLE II
PRE-CLOSING ACTIONS
2.1 Pre-Closing Actions. Prior to the First Merger Effective Time, the Company shall use reasonable best efforts to cause the following actions to take place or be effected:
(a) The share premium account of the Company shall be reduced by such amount as is deemed to be required by the Company in good faith, among other things, to permit the Company to satisfy the condition, set out at section 90(2) of the UK Companies Act, to the PLC Re-Registration (as defined below) (the “Capital Reduction”).
(b) The Company shall be re-registered as a public limited company (the “PLC Re-Registration”) and all filings with Companies House required to effect the PLC Re-Registration in accordance with the UK Companies Act shall be made.
(c) The amended and restated articles of association of the Company substantially in the form of Exhibit F attached hereto with such changes thereto as may be made by the Company in good faith (such changes to be consistent with the Parties’ intentions for the Transactions, including to effectuate Section 3.9(g)) (the “A&R Articles of Association”) shall become effective.
(d) Effective as of immediately prior to the Recapitalization, the issued and outstanding share capital of the Company shall be redenominated as Dollar shares of a par value to be determined by the Company in good faith in accordance with the UK Companies Act (the “Redenomination”).
(e) Effective as of immediately (i) following the Redenomination and (ii) prior to the First Merger Effective Time, all of the issued and outstanding Company Ordinary Shares as of immediately prior to such consolidation shall be consolidated into such number of Company Ordinary Shares as is equal to the number of issued and outstanding Company Ordinary Shares multiplied by the Recapitalization Factor (the “Recapitalization,” together with the adoption of the A&R Articles of Association, the Capital Reduction, the PLC Re-Registration and the Redenomination, the “Capital Restructuring”); provided that no fraction of a Company Ordinary Share will be issued in or by virtue of the Recapitalization, and the Company Board shall have the sole discretion to address the treatment any fractional shares in accordance with the A&R Articles of Association. The Recapitalization Factor shall be equitably adjusted to reflect appropriately the effect of any share split, subdivision, combination, consolidation, capitalization, share dividend or share distribution, reorganization, recapitalization, reclassification, consolidation, exchange of shares or other like change that has occurred with respect to Company Ordinary Shares on or after the date hereof and prior to the Recapitalization.
(f) Effective as of immediately following the Recapitalization and prior to the First Merger Effective Time, the Company shall allot and issue the Company Earnout Shares to the Company Earnout Shareholders by way of a bonus issue (the “Company Earnout Share Bonus Issue”).

(g) Effective as of immediately following the Recapitalization, each Company Option (whether vested or unvested) outstanding as of the effective time of the Recapitalization will, pursuant to a resolution of the Company Board and without any action on the part of any holder of such Company Option or beneficiary thereof, continue to be an option to purchase Company Ordinary Shares (each a “Continuing Option”) subject to substantially the same terms and conditions as were applicable to such Company Option immediately before the effectiveness of the Recapitalization (including vesting, expiration date and exercise provisions), except that: (i) each Continuing Option shall be exercisable for a number of Company Ordinary Shares equal to the product of (A) the number of pre-Recapitalization Company Ordinary Shares subject to such Company Option immediately before the effectiveness of the Recapitalization multiplied by (B) the Recapitalization Factor (rounded down to the nearest whole share); and (ii) the per share exercise price for each Company Ordinary Share issuable upon exercise of the Continuing Option shall be equal to the quotient obtained by dividing (A) the exercise price per pre-Recapitalization Company Ordinary Share subject to such Company Option immediately before the effectiveness of the Recapitalization by (B) the Recapitalization Factor (rounded up to the nearest whole cent); provided that the exercise price and the number of Company Ordinary Shares purchasable under each Continuing Option shall, to the extent applicable, be determined in a manner consistent with the requirements of Section 409A of the Code and the applicable regulations promulgated thereunder; and provided, further, that in the case of any Company Option to which Section 422 of the Code applies, the exercise price and the number of Company Ordinary Shares purchasable under such Continuing Option shall be determined in accordance with the foregoing in a manner that satisfies the requirements of Section 424(a) of the Code.
(h) Effective as of immediately following the Recapitalization, each Company RSU (whether vested or unvested) outstanding as of the effective time of the Recapitalization will, pursuant to a resolution of the Company Board and without any action on the part of any holder of such Company RSU or beneficiary thereof, continue to be a restricted stock unit to be settled in Company Ordinary Shares (each a “Continuing RSU”) subject to substantially the same terms and conditions as were applicable to such Company RSU immediately before the effectiveness of the Recapitalization (including vesting, expiration date and exercise provisions), except that each Continuing RSU shall be settleable for a number of Company Ordinary Shares equal to the product of (A) the number of pre-Recapitalization Company Ordinary Shares into which such Company RSU is settleable immediately before the effectiveness of the Recapitalization multiplied by (B) the Recapitalization Factor (rounded down to the nearest whole share).
(i) Effective as of immediately following the Recapitalization and prior to the First Merger Effective Time, the Company shall grant to each Company Option Holder, in respect of each Continuing Option, a Company Earnout Bonus Option in respect of a number of Company Ordinary Shares equal to the product of (i) the number of Company Ordinary Shares underlying such Continuing Option as of immediately prior to the First Merger Effective Time multiplied by (ii) 0.1 (the “Company Earnout Option Bonus Issue”). The Company Earnout Bonus Options will be granted pursuant to, and subject to the terms and conditions of, the Company Post-Closing Equity Plan and an applicable award agreement thereunder. The Company Earnout Bonus Options will vest and become exercisable upon the satisfaction of both of the following: (A) the corresponding Continuing Option with respect to which such Company Earnout Bonus Option was granted having become vested and exercised in accordance with its terms and (B) the applicable Conversion Event occurring with respect to such Company Earnout Bonus Option in accordance with Section 3.9 hereof. The Company Options will have a nominal value exercise price. A Company Earnout Bonus Option will otherwise be subject to substantially the same terms and conditions (including expiration date) as apply to the corresponding Continuing Option with respect to which they were granted.
(j) Effective as of immediately following the Recapitalization and prior to the First Merger Effective Time, the Company shall grant to each Company RSU Holder, in respect of each Continuing RSU, a number of Company Earnout Bonus RSUs equal to the product of (i) the number of Company Ordinary Shares underlying such Continuing RSU as of immediately prior to the First Merger Effective Time multiplied by (ii) 0.1 (the “Company Earnout RSU Bonus Issue”). The Company Earnout Bonus RSUs will be granted pursuant to, and subject to the terms and conditions of, the Company Post-Closing Equity Plan and an applicable award agreement thereunder. The Company Earnout Bonus RSUs will vest upon satisfaction of both of the following: (A) the corresponding Continuing RSU with respect to which such Company Earnout Bonus RSUs are granted having become vested in accordance with its terms and (B) the applicable Conversion Event occurring with respect to such Company Earnout Bonus RSUs in accordance with Section 3.9 hereof. Upon vesting, the Company Earnout Bonus RSUs shall convert into Company Ordinary Shares within 30 days following the applicable vesting date. The Company Earnout Bonus RSUs will otherwise be subject to substantially the same terms and conditions as apply to the corresponding Continuing RSU with respect to which they were granted.
(k) The Company shall use reasonable best efforts to take (or caused to be taken) all such actions as are reasonably necessary or appropriate, and to make all such changes or adjustments as necessary or appropriate to the Company Equity Awards in accordance with applicable Laws and any Contracts evidencing Company Equity Awards, in each case, to effect the transactions contemplated under Section 2.1(g) through Section 2.1(j).
(l) For illustrative purposes only, an illustrative example of the recapitalized Company is set forth on Section 2.1(l) of the Company Disclosure Letter.
ARTICLE III
MERGERS
3.1 Mergers.
(a) Upon the terms and subject to the conditions set forth in this Agreement and the First Plan of Merger, to be executed and filed in accordance with the applicable provisions of the Cayman Companies Act, at the First Merger Effective Time, SPAC and Merger Sub 1 shall consummate a merger pursuant to which Merger Sub 1 shall be merged with and into SPAC pursuant to Section 233 of the Cayman Companies Act, at which time the separate corporate existence of Merger Sub 1 shall cease and SPAC shall continue as the surviving company and a direct, wholly owned Subsidiary of the Company (the “First Merger”). SPAC, as the surviving company of the First Merger is herein sometimes referred to as the “First Merger Surviving Company”.
(b) Upon the terms and subject to the conditions set forth in this Agreement and the Second Plan of Merger to be executed and filed in accordance with the applicable provisions of the Cayman Companies Act, at the Second Merger Effective Time, First Merger Surviving Company and Merger Sub 2 shall consummate a merger pursuant to which First Merger Surviving Company shall be merged with and into Merger Sub 2 pursuant to section 233 of the Cayman Companies Act, at which time the separate corporate existence of First Merger Surviving Company shall cease and Merger Sub 2 shall continue as the surviving company and a direct, wholly owned Subsidiary of the Company (the “Second Merger”). Merger Sub 2, as the surviving company of the Second Merger is herein sometimes referred to as the “Second Merger Surviving Company”.
3.2 Merger Closing. Subject to the terms and conditions of this Agreement and the Plans of Merger, the closing of the Mergers (the “Closing”) shall take place on the date which is three (3) Business Days after the date on which all conditions set forth in Article VIII shall have been satisfied or waived (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions at the Closing) or such other time and place as SPAC and the Company may mutually agree in writing.
3.3 Merger Effective Times.
(a) Subject to the satisfaction or waiver of all of the conditions set forth in Article VIII, on the Closing Date (as defined below), SPAC and Merger Sub 1 shall cause the First Merger to be consummated by: (i) executing the First Plan of Merger; and (ii) filing, or causing to be filed, the First Plan of Merger and such other documents and declarations required under the Cayman Companies Act to effect the First Merger with the Registrar of Companies of the Cayman Islands (the “Cayman Registrar”), as required by Section 233 of the Cayman Companies Act. The First Merger shall become effective on the date that the First Plan of Merger has been registered by the Cayman Registrar or at such later time or on such later date as may be agreed by SPAC and the Company in writing, subject to the limitations specified in the Cayman Companies Act, and specified in the First Plan of Merger (the “First Merger Effective Time”).
(b) Subject to the satisfaction or waiver of all of the conditions set forth in Article VIII, on the Closing Date (as defined below), Merger Sub 2 and First Merger Surviving Company shall cause the Second Merger to be consummated by: (i) executing the Second Plan of Merger; and (ii) filing, or causing to be filed, the Second Plan of Merger and such other documents and declarations required under the Cayman Companies Act to effect the Second Merger with the Cayman Registrar as required by Section 233 of the Cayman Companies Act. The Second Merger shall become effective on the date that the Second Plan of Merger has been registered by the Cayman

Registrar or at such later time or on such later date as may be agreed by First Merger Surviving Company and the Company in writing, subject to the limitations specified in the Cayman Companies Act, and specified in the Second Plan of Merger (the “Second Merger Effective Time”); provided that the Second Merger Effective Time shall occur after the First Merger Effective Time.
3.4  Effects of the Mergers.
(a) At and after the First Merger Effective Time, the First Merger shall have the effects specified in this Agreement, the First Plan of Merger and the applicable provisions of the Cayman Companies Act. Without limiting the generality of the foregoing, and subject thereto, at the First Merger Effective Time, all the rights, property of every description, including choses in action, and the business, undertaking, goodwill, benefits, immunities and privileges of each of SPAC and Merger Sub 1 shall immediately vest in the First Merger Surviving Company, and the First Merger Surviving Company shall be liable for and subject in the same manner as SPAC and Merger Sub 1 to all mortgages, charges or security interests and all Contracts, obligations, claims, debts and liabilities of each of SPAC and Merger Sub 1 in accordance with the Cayman Companies Act.
(b) At and after the Second Merger Effective Time, the Second Merger shall have the effects specified in this Agreement, the Second Plan of Merger and the applicable provisions of the Cayman Companies Act. Without limiting the generality of the foregoing, and subject thereto, at the Second Merger Effective Time, all the rights, property of every description, including choses in action, and the business, undertaking, goodwill, benefits, immunities and privileges of each of SPAC and Merger Sub 2 shall immediately vest in the Second Merger Surviving Company, and the Second Merger Surviving Company shall be liable for and subject in the same manner as SPAC and Merger Sub 2 to all mortgages, charges or security interests and all Contracts, obligations, claims, debts and liabilities of each of SPAC and Merger Sub 2 in accordance with the Cayman Companies Act.
3.5 Governing Documents of the Surviving Companies.
(a) In accordance with the First Plan of Merger, the memorandum and articles of association of Merger Sub 1 as in effect immediately prior to the First Merger Effective Time shall be the memorandum and articles of association of the First Merger Surviving Company (the “First Merger Surviving Company M&A”) following the First Merger Effective Time until further amended and/or restated in accordance with the terms thereof and the Cayman Companies Act.
(b) In accordance with the Second Plan of Merger, the memorandum and articles of association of Merger Sub 2 as in effect immediately prior to the Second Merger Effective Time shall be the memorandum and articles of association of the Second Merger Surviving Company (the “Second Merger Surviving Company M&A”) following the Second Merger Effective Time until further amended and/or restated in accordance with the terms thereof and the Cayman Companies Act.
3.6 Directors and Officers of the Surviving Companies.
(a) At the First Merger Effective Time, the directors and officers of SPAC as of immediately prior to the First Merger Effective Time, shall resign and, with effect from the First Merger Effective Time, cease to hold office, and the directors and officers of Merger Sub 1 immediately prior to the First Merger Effective Time shall become the initial directors and officers of the First Merger Surviving Company, each to hold office in accordance with the First Merger Surviving Company M&A, and until their respective successors are duly elected or appointed and qualified or until the earlier of their death, resignation or removal in accordance with the First Merger Surviving Company M&A. At the First Merger Effective Time, the board of directors and officers of Merger Sub 1 shall automatically cease to hold such office.
(b) At the Second Merger Effective Time, the directors and officers of First Merger Surviving Company as of immediately prior to the Second Merger Effective Time, shall resign and, with effect from the Second Merger Effective Time, cease to hold office, and the directors and officers of Merger Sub 2 immediately prior to the Second Merger Effective Time shall become the initial directors and officers of the Second Merger Surviving Company, each to hold office in accordance with the Second Merger Surviving Company M&A, and until their respective successors are duly elected or appointed and qualified or until the earlier of their death, resignation or removal in accordance with the Second Merger Surviving Company M&A. At the Second Merger Effective Time, the board of directors of Merger Sub 2 shall automatically cease to hold such office.

3.7 Effects of the Mergers on the Share Capital of SPAC and the Merger Subs.
(a) At the First Merger Effective Time, by virtue of the First Merger and without any action on the part of SPAC, the Merger Subs, the Company or any holder of SPAC Securities:
(i) each SPAC Unit outstanding immediately prior to the First Merger Effective Time shall be automatically detached, and the holder thereof shall be deemed to hold one (1) SPAC Class A Ordinary Share and one-half (1/2) of a SPAC Public Warrant in accordance with the terms of the applicable SPAC Unit, with any fractional SPAC Public Warrant rounded down to the nearest whole number of SPAC Public Warrants (the “Unit Separation”), and immediately following the Unit Separation, all SPAC Units shall automatically be cancelled and shall cease to exist and the holders of SPAC Units immediately prior to the Unit Separation shall cease to have any rights with respect to such SPAC Units except as provided herein;
(ii) each SPAC Ordinary Share (which, for the avoidance of doubt, includes the SPAC Class A Ordinary Shares held as a result of the Unit Separation) that is issued and outstanding immediately prior to the First Merger Effective Time (other than the Sponsor Forfeited Equity, SPAC Dissenting Shares, Redeeming SPAC Shares and the shares set forth in Section 3.7(a)(vi)) shall automatically be converted into, and the holder of such SPAC Ordinary Share, shall be entitled to receive, one (1) newly issued, fully paid and non-assessable Company Ordinary Share (the aggregate number of Company Ordinary Shares thus issued to all holders of SPAC Ordinary Shares (other than the holders of the SPAC Dissenting Shares and Redeeming SPAC Shares) in connection with the First Merger is referred to herein as the “SPAC Exchange Shares”), and all SPAC Ordinary Shares (other than the SPAC Dissenting Shares, Redeeming SPAC Shares and the shares set forth in Section 3.7(a)(vi)) converted into the right to receive Company Ordinary Shares pursuant to this Section 3.7(a)(ii) shall no longer be issued or outstanding and shall automatically be cancelled and cease to exist at the First Merger Effective Time, and each holder of SPAC Ordinary Shares (other than the SPAC Dissenting Shares, Redeeming SPAC Shares and the shares set forth in Section 3.7(a)(vi)) shall thereafter cease to have any rights with respect thereto, except for the right to receive the SPAC Exchange Shares into which such SPAC Ordinary Shares shall have been converted in the First Merger, as set forth in this Section 3.7(a)(ii);
(iii) each SPAC Dissenting Share issued and outstanding immediately prior to the First Merger Effective Time shall automatically be cancelled and cease to exist in accordance with Section 4.8 and shall carry no rights other than the right to receive the applicable payment as set forth in Section 4.8;
(iv) each Redeeming SPAC Share issued and outstanding immediately prior to the First Merger Effective Time (if any) shall no longer be outstanding and shall automatically be cancelled and cease to exist, and each holder of such Redeeming SPAC Shares shall thereafter cease to have any rights with respect to such Redeeming SPAC Shares except the right of the holder thereof to be paid in accordance with the SPAC Articles;
(v) each SPAC Warrant that is issued, outstanding and unexercised immediately prior to the First Merger Effective Time (but, for the avoidance of doubt, after the Unit Separation) shall, subject to Section 7.21, be terminated in exchange for the right to receive, a warrant to acquire one (1) Company Ordinary Share (each, a “Company Warrant”) pursuant to the Closing Warrant Agreement (all Company Warrants issued to all holders of SPAC Warrants in connection with the First Merger are referred to herein as the “SPAC Exchange Warrants”), and the Company shall take all corporate actions necessary to authorize for future issuance, and shall maintain such authorization for so long as any of the SPAC Exchange Warrants remain outstanding, a sufficient number of Company Ordinary Shares for delivery upon the valid exercise of such SPAC Exchange Warrants, and, subject to the terms and subject to the conditions set forth in the Closing Warrant Agreement, all SPAC Warrants shall no longer be issued or outstanding and shall automatically be cancelled and shall cease to exist, and each holder of SPAC Warrants shall thereafter cease to have any rights with respect thereto, except the right to receive the consideration set forth in this Section 3.7(a)(v); and
(vi) notwithstanding Section 3.7(a)(ii) or any other provision of this Agreement to the contrary, if there are any SPAC Ordinary Shares or equity securities of SPAC that are owned by SPAC as treasury shares immediately prior to the First Merger Effective Time, such shares shall automatically be cancelled and shall cease to exist without any conversion thereof or payment or other consideration therefor.

(b) At the First Merger Effective Time, by virtue of the First Merger and without any action on the part of SPAC, the Company, Merger Sub 1 or any holder of SPAC Securities, each ordinary share of Merger Sub 1 of a par value of US$0.0001 per share, issued and outstanding immediately prior to the First Merger Effective Time shall be converted into and become one (1) validly issued, fully paid and non-assessable ordinary share of a par value of US$0.0001 per share, of the First Merger Surviving Company. Such ordinary share(s) of the First Merger Surviving Company shall constitute the only issued and outstanding share capital of the First Merger Surviving Company upon the First Merger Effective Time.
(c) At the Second Merger Effective Time, by virtue of the Second Merger and without any action on the part of SPAC (or the First Merger Surviving Company, as the case may be), the Company, Merger Sub 2 or any holder of SPAC Securities, each ordinary share of First Merger Surviving Company, par value US$0.0001 per share, issued and outstanding immediately prior to the Second Merger Effective Time shall be converted into and become one (1) validly issued, fully paid and non-assessable ordinary share, par value US$0.0001 per share, of the Second Merger Surviving Company. Such ordinary shares of the Second Merger Surviving Company (which, for the avoidance of doubt, shall include any shares held by the Company in the capital of Merger Sub 2 prior to the consummation of the Second Merger) shall constitute the only issued and outstanding share capital of the Second Merger Surviving Company upon the Second Merger Effective Time.
3.8 Taking of Necessary Action; Further Action. If, at any time after the First Merger Effective Time or the Second Merger Effective Time, as applicable, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the First Merger Surviving Company following the First Merger or the Second Merger Surviving Company following the Second Merger with full right, title and possession to all assets, property, rights, privileges, powers and franchises of SPAC, Merger Sub 1 and Merger Sub 2, the officers and directors (or their designees) of the First Merger Surviving Company or the Second Merger Surviving Company, as applicable, are fully authorized in the name of their respective companies or otherwise to take, and will take, all such lawful and necessary action, so long as such action is not inconsistent with this Agreement.
3.9 Company Earnout Shares; Conversion Events; Conversion Thresholds.
(a) With respect to the period commencing immediately following the Closing and ending on the fifth (5th) anniversary of the Closing Date (the “Measurement Period”), (A) the Company Earnout Shareholders shall have the right to realize their respective Shareholder Earnout Portion of the Company Earnout Shares based on the performance of the Company Ordinary Shares during the Measurement Period, and (B) the Company Earnout Bonus Options and Company Earnout Bonus RSUs held by the Company Option Holders and Company RSU Holders respectively, shall, in each case, vest in accordance with the terms and conditions of this Section 3.9.
(b) The Company shall take all required actions pursuant to and in accordance with the terms of this Agreement and the A&R Articles of Association to cause the (i) Earnout Portion of the Company Earnout Shares to be realized by the Company Earnout Shareholders and (ii) the Company Earnout Bonus Options and the Company Earnout Bonus RSUs to vest (and, if applicable, become exercisable), in each case in the event that one or more of the following thresholds set forth in this Section 3.9(b) is satisfied during the Measurement Period (each such event, an “Conversion Event”):
(i) Conversion Threshold I: Fifty percent (50%) of (A) the total Company Earnout Shares shall be converted into (or converted into the right to receive) Company Ordinary Shares and (B) the total Company Bonus Options and Company Bonus RSUs shall become vested (and, if applicable, become exercisable), in each case in the event that the VWAP of the Company Ordinary Shares shall equal or exceed fifteen dollars ($15.00) for any twenty (20) Trading Days within a thirty (30) Trading Day period during the Measurement Period; and
(ii) Conversion Threshold II: Fifty percent (50%) of (A) the total Company Earnout Shares shall be converted into (or converted into the right to receive) Company Ordinary Shares and (B) the total Company Bonus Options and Company Bonus RSUs shall become vested (and, if applicable, become exercisable), in each case in the event that the VWAP of the Company Ordinary Shares shall equal or exceed eighteen dollars ($18.00) for any twenty (20) Trading Days within a thirty (30) Trading Day period during the Measurement Period.
(c) Following a Conversion Event, such conversion (or vesting, as applicable) shall, subject to Section 3.9(g), occur in accordance with the terms of this Agreement, the A&R Articles of Association and the Company

Post-Closing Equity Plan (in the case of Company Earnout Bonus Options and Company Earnout Bonus RSUs) and the Company shall (or shall cause its transfer agent to) provide evidence of such conversion to the Company Earnout Shareholders and otherwise take all actions necessary to give effect to the foregoing.
(d) The thresholds (and, for the avoidance of doubt, the VWAP amounts referenced therein) set forth in Section 3.9(b) and, in the case of Company Earnout Shares, the applicable number of Company Earnout Shares that are convertible into Company Ordinary Shares (or, in the case of Company Earnout Bonus Options and Company Earnout Bonus RSUs, the number of Company Ordinary Shares underlying such awards) in respect of each Conversion Event shall be subject to adjustment as determined by the Company Board equitably to reflect appropriately the effect of any share split, subdivision, combination, consolidation, capitalization, share dividend or share distribution, reorganization, recapitalization, reclassification, consolidation, exchange of shares or other like change that has occurred with respect to Company Ordinary Shares after the Closing and prior to the end of the Measurement Period.
(e) To the extent (i) any amount of Company Earnout Shares has not been converted or (ii) any Company Earnout Bonus Options or Company Earnout Bonus RSUs have not vested on or before the expiry of the Measurement Period due to failure of a Conversion Event to occur in accordance with Section 3.9(b) during the Measurement Period, the Company Earnout Shareholders shall have no future rights to convert any such unconverted Company Earnout Shares and the Company Earnout Bonus Options and Company Earnout Bonus RSUs shall be immediately forfeited, lapsed or cancelled, as applicable, without any payment to the holder thereof; provided that, for the avoidance of doubt, in the event a Conversion Event has occurred on or prior to the end of the Measurement Period, but the Company Earnout Shares to be converted as a result of such Issuance Event have not yet been converted by the end of the Measurement Period or the Company Earnout Bonus Options or Company Earnout Bonus RSUs have not yet been exercised or settled, as applicable, in Company Ordinary Shares, the Company Earnout Shares to be converted in such circumstance shall be converted pursuant to this Section 3.9 and the Company Ordinary Shares underlying such Company Earnout Bonus Options and Company Earnout Bonus RSUs, as applicable, shall be delivered to the applicable holder thereof, even if such conversion or settlement, as applicable, occurs after the end of the Measurement Period.
(f) Notwithstanding anything to the contrary in this Agreement, in the event that, prior to the expiration of the Measurement Period and before the thresholds set forth in Section 3.9(b) are satisfied, the Company consummates a merger, consolidation, business combination, tender offer, reorganization, recapitalization or other transaction or series of related transactions pursuant to which the holders of Company Ordinary Shares have the right to receive cash or securities (collectively, “Transaction Consideration”) in exchange for their shares, and the Transaction Consideration Value of such Transaction Consideration per Company Ordinary Share (the “Per Share Transaction Value”) equals or exceeds the VWAP referenced in a threshold set forth in Section 3.9(b), then, effective as of immediately prior to the consummation of any such transaction, (A) in the case of Company Earnout Shares, the lesser of (i) the number of Company Earnout Shares that would have been converted under this Section 3.9 if the Per Share Transaction Value had been the VWAP of the Company Ordinary Shares for any twenty (20) Trading Days within a thirty (30) Trading Day period during the Measurement Period and (ii) the remaining Company Earnout Shares that have not yet been converted as of such date, in each case, shall be converted into (or converted into the right to receive) Company Ordinary Shares and (B) in the case of Company Earnout Bonus Options and Company Earnout Bonus RSUs, the lesser of (i) the number of such Company Earnout Bonus Options and Company Earnout Bonus RSUs that would have become vested (and, if applicable, become exercisable) under this Section 3.9 if the Per Share Transaction Value had been the VWAP of the Company Ordinary Shares for any twenty (20) Trading Days within a thirty (30) Trading Day period during the Measurement Period and (ii) the remaining unvested Company Earnout Bonus Options and Company Earnout Bonus RSUs, as applicable, that have not yet become vested as of such date, in each case, shall become immediately vested (and, if applicable, become exercisable). For the avoidance of doubt, if the Per Share Transaction Value is less than any conversion threshold set forth in Section 3.9(b), no Company Earnout Shares shall be converted pursuant to this Section 3.9(f) and no Company Earnout Bonus Options or Company Earnout Bonus RSUs shall vest (and, if applicable, become exercisable).
(g) No Company Earnout Shares shall be converted by any Company Earnout Shareholder, no Company Earnout Bonus Options shall be exercisable by any Company Option Holder, and no Company Earnout Bonus RSUs shall convert into Company Ordinary Shares of held by any Company RSU Holder, in each case who is required to file notification pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976

(the “HSR Act”) or under any applicable antitrust Law of any non-U.S. jurisdictions (collectively, “Foreign Antitrust Laws”) until any applicable waiting period pursuant to the HSR Act or Foreign Antitrust Laws has expired or been terminated (provided that any such Person has notified the Company of such required filing pursuant to the HSR Act or Foreign Antitrust Laws in connection therewith following reasonable advance notice from the Company of such reasonably anticipated conversion, exercise or settlement, as applicable).
(h) The terms and conditions governing the right to receive Company Earnout Shares are intended to meet the conditions set forth in Revenue Procedure 84-42, and any issuance of the Company Earnout Shares shall be treated as an adjustment to the consideration received in the Recapitalization by the parties for Tax purposes and not treated as “other property” within the meaning of Section 356 of the Code, unless required pursuant to a “determination” within the meaning of Section 1313(a) of the Code or otherwise required by Law.
(i) Notwithstanding anything to the contrary in this Section 3.9, the Company shall determine the method by which the rights to receive the Company Earnout Shares and the Company Ordinary Shares into which such Company Earnout Shares are convertible shall be effected, provided that such determination shall be made in good faith and to be consistent with the Parties’ intentions for the Transactions with respect to the Company Earnout Shares.
ARTICLE IV
CLOSING
4.1 Closing.
(a) In accordance with the terms and subject to the conditions of this Agreement, the Closing shall take place by conference call and by exchange of signature pages by email or other electronic transmission at a time and date to be specified in writing by the Company and SPAC, which shall be no later than three (3) Business Days after the first date on which all conditions set forth in Article VIII shall have been satisfied or waived (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver thereof), or such other time and place as SPAC and the Company may mutually agree in writing. The date of the Closing shall be referred to herein as the “Closing Date.”
4.2 Closing Deliverables.
(a) At or prior to the Closing, the Company Parties will deliver, or cause to be delivered:
(i) to SPAC, a certificate signed by an executive officer of the Company, dated as of the date of Closing, certifying that the conditions specified in Section 8.2(a), Section 8.2(b) and Section 8.2(c) have been fulfilled;
(ii) to the Exchange Agent, pursuant to Section 4.4, the SPAC Exchange Shares and SPAC Exchange Warrants;
(iii) to SPAC, the Registration Rights Agreement, duly executed by the Company and the Company Shareholders contemplated to be party thereto;
(iv) to SPAC, the Closing Warrant Agreement, duly executed by the Company;
(v) to SPAC (A) a copy of the effective A&R Articles of Association and (B) written confirmation that the Capital Restructuring has been completed; and
(vi) to SPAC, duly executed copies of the Plans of Merger and such other documents and declarations required to be filed with the Cayman Registrar pursuant to Section 233 of the Cayman Companies Act.
(b) At or prior to the Closing, SPAC will deliver or cause to be delivered to the Company:
(i) a certificate signed by an executive officer of SPAC, dated the Closing Date, certifying that the conditions specified in Section 8.3(a), Section 8.3(b), and Section 8.3(c) have been fulfilled;
(ii) the Registration Rights Agreement, duly executed by duly authorized representatives of SPAC, the Sponsor and the other parties thereto other than the Company (and other than the PIPE Investors party thereto);
(iii) the Closing Warrant Agreement, duly executed by the SPAC and the other parties thereto other than the Company; and

(iv) duly executed copies of the First Plan of Merger and such other documents and declarations required to be filed with the Cayman Registrar by Section 233 of the Cayman Companies Act.
4.3 Closing Statements.
(a) No sooner than five (5) or later than two (2) Business Days prior to the Closing Date:
(i) The Company Parties shall deliver to SPAC a certificate duly executed by an authorized officer of the Company (the “Company Closing Statement”) setting forth: (A) to the extent the Company Parties desire for such Company Transaction Expenses to be paid at the Closing out of the Trust Account, a statement of the aggregate accrued and unpaid Company Transaction Expenses as of immediately prior to the Closing (the “Unpaid Company Expenses”), which shall include the respective amounts and wire transfer instructions for the payment thereof, together with corresponding invoices for the foregoing and, if reasonably required by the Trustee, the certified Taxpayer Identification Numbers, of each payee; and (B) the number of Company Ordinary Shares to be issued and outstanding as of immediately prior to the Closing after giving effect to the Capital Restructuring.
(ii) SPAC shall deliver to the Company a certificate duly executed by an authorized officer of SPAC (the “SPAC Closing Statement” and, together with the Company Closing Statement, the “Closing Statements”), setting forth: (A) the aggregate accrued and unpaid SPAC Transaction Expenses as of immediately prior to the Closing (the “Unpaid SPAC Expenses” and, together with the Unpaid Company Expenses, the “Unpaid Transaction Expenses”), which shall include the respective amounts and wire transfer instructions for the payment thereof, together with corresponding invoices for the foregoing and, if reasonably required by the Trustee, the certified Taxpayer Identification Numbers, of each payee; (B) the number of SPAC Class A Ordinary Shares, SPAC Class B Ordinary Shares and SPAC Warrants to be issued and outstanding as of immediately prior to the First Merger Effective Time after giving effect to the Unit Separation and any valid exercise of SPAC Shareholder Redemption right; (C) the amount of cash in the Trust Account (after deducting the SPAC Shareholder Redemption amount) as of the Closing Date; and (D) a calculation of the SPAC Exchange Shares and SPAC Exchange Warrants pursuant to Section 3.7(a).
(iii) On the Closing Date, concurrently with the First Merger Effective Time, pursuant to Section 7.13, SPAC shall pay, or cause the Trustee to pay at the direction and on behalf of SPAC, by wire transfer of immediately available funds from the Trust Account (i) as and when due all amounts payable on account of the SPAC Shareholder Redemption amount to former SPAC Public Shareholders pursuant to their valid exercise of the SPAC Shareholder Redemption right, (ii) all Unpaid Company Expenses, as and to the extent set forth on the Company Closing Statement, and all Unpaid SPAC Expenses, as set forth on the SPAC Closing Statement, and (iii) immediately thereafter, all remaining amounts then available in the Trust Account (if any) to a bank account designated by the Company for its immediate use (subject to any applicable terms and conditions of the Sponsor Support Agreement), subject to this Agreement and the Trust Agreement, and thereafter, the Trust Account shall terminate, except as otherwise provided in the Trust Agreement.
(b) Each of the Company Parties and SPAC shall (i) provide the other Parties hereto and their respective Representatives with reasonable access to the relevant books, records and finance personnel of such party to enable the other Parties hereto and their respective Representatives to review and analyze the amounts set forth on the Closing Statements, and (ii) make such amendments to the Closing Statements as the Parties may mutually and in good faith agree.
4.4 Delivery of SPAC Exchange Shares and SPAC Exchange Warrants.
(a) Following the date hereof and prior to the Closing Date, the Company shall appoint Continental Stock Transfer & Trust Company as an exchange agent (the “Exchange Agent”) to act as the exchange agent in connection with the First Merger, and, if required by the Exchange Agent, enter into an exchange agent agreement (in a form and substance that is reasonably acceptable to SPAC and the Company) in order for, among other things, the Exchange Agent to make the distributions contemplated by this Section 4.4.
(b) At least two (2) Business Days prior to the Closing, the Company shall send, or shall use its reasonable best efforts to cause the Exchange Agent to send, to each holder of SPAC Ordinary Shares (other than holders of Redeeming SPAC Shares and SPAC Dissenting Shareholders) instructions and/or any documents as may be reasonably required for the delivery of the SPAC Exchange Shares and SPAC Exchange Warrants in accordance with this Section 4.4(b), and SPAC shall deliver, or cause each such holder of SPAC Ordinary Shares to deliver, to the Exchange Agent, such information and/or documents (including, if necessary or appropriate, a letter of transmittal) reasonably requested by the Exchange Agent, for the purpose of updating the register of members (and, if applicable, warrants register) of the Company to reflect such delivery of the SPAC Exchange Shares and SPAC Exchange Warrants to such holder of SPAC Ordinary Shares in accordance with this Section 4.4(b).
(c) Immediately prior to or at the Closing, the Company shall deposit, or cause to be deposited, with the Exchange Agent: (i) evidence in book-entry form of the Company Ordinary Shares representing the number of the Company Ordinary Shares required to be issued or already issued (as applicable) to (A) the holders of SPAC Ordinary Shares (other than holders of Redeeming SPAC Shares and SPAC Dissenting Shareholders) in connection with the First Merger as the SPAC Exchange Shares under Section 3.7(a)(ii), and (B) any additional Persons, if any, who become shareholders of the Company pursuant to the PIPE Investment; and (ii) the SPAC Exchange Warrants.
(d) At the Closing, the Company shall: (i) instruct the Exchange Agent to deliver to such holder the SPAC Exchange Shares or the SPAC Exchange Warrants, as applicable, to which such holder is entitled pursuant to Section 3.7(a)(ii) or Section 3.7(a)(iv), and in exchange any outstanding SPAC Ordinary Shares or SPAC Warrants shall be cancelled as a result of the First Merger, without any further action by any Party; and (ii) update its register of members (and, if applicable, warrants register) in accordance with this Section 4.4(d).
(e) At and after the Closing, any certificate(s) representing SPAC Ordinary Shares (other than SPAC Dissenting Shares, Redeeming SPAC Shares and the shares set forth in Section 3.7(a)(vi)) or SPAC Warrants shall be deemed to evidence such holder’s right to receive its respective portion of the SPAC Exchange Shares or SPAC Exchange Warrants, as applicable, into which such SPAC Ordinary Shares or SPAC Warrants shall have been converted by the First Merger. From and after the Closing, all previous holders of SPAC Ordinary Shares or SPAC Warrants shall cease to have any rights as shareholders or equityholders of SPAC other than the right to receive such holder’s respective portion of the SPAC Exchange Shares or the SPAC Exchange Warrants, as applicable, into which such SPAC Ordinary Shares and SPAC Warrants have been converted pursuant to this Agreement, without interest, or, in the case of (i) holders of Redeeming SPAC Shares, the right to receive the applicable payment of SPAC Shareholder Redemption in accordance with Section 3.7(a)(iv), and (ii) SPAC Dissenting Shareholders, the right to receive the applicable payment as set forth in this Section 4.4.
(f) Promptly following the date that is six (6) months after the Closing, the Company shall instruct the Exchange Agent to deliver to the Company all documents in its possession relating to the transactions contemplated hereby, and the Exchange Agent’s duties shall terminate. Thereafter, any portion of the SPAC Exchange Shares or SPAC Exchange Warrants, as the case may be, that remains unclaimed shall be returned to the Company, and any Person that was a holder of SPAC Ordinary Shares or SPAC Warrants as of immediately prior to the Closing that has not claimed its portion of SPAC Exchange Shares or SPAC Exchange Warrants, as the case may be, in accordance with this Section 4.4 prior to the date that is six (6) months after the Closing, may claim from the Company, and the Company shall promptly deliver, such applicable portion of the SPAC Exchange Shares or SPAC Exchange Warrants without any interest thereupon. None of SPAC or the Company Parties or the Exchange Agent shall be liable to any Person in respect of any of the SPAC Exchange Shares or SPAC Exchange Warrants delivered to a public official pursuant to and in accordance with any applicable abandoned property, escheat or similar Laws. If any such shares or warrants shall not have been transferred immediately prior to such date on which any amounts payable pursuant to this Article IV would otherwise escheat to or become the property of any Governmental Authority, any such amounts shall, to the extent permitted by applicable Law, become the property of the Company, free and clear of all claims or interest of any Person previously entitled thereto.
4.5 Directors and Officers. Subject to Section 7.22(a), the Persons appointed by the Company to be the directors and officers of the Company as of immediately after the Closing shall be the directors and officers (and in the case of such officers, holding such positions as set forth on Section 4.5 of the Company Disclosure Letter), respectively, of the Company, each to hold office in accordance with the Governing Documents of the Company, effective as of the Closing.
4.6 Certain Adjustments. The number of the Company Ordinary Shares that each Person is entitled to receive as a result of the Merger and as otherwise contemplated by this Agreement shall be adjusted to reflect appropriately the effect of any share subdivision, reverse share subdivision, share consolidation, share dividend or distribution (including any dividend or distribution of securities convertible into the Company Ordinary Shares, as applicable), extraordinary cash dividend, reorganization, recapitalization, reclassification, exchange of shares or other like change with respect to the Company Ordinary Shares or SPAC Ordinary Shares, as applicable, occurring after the date of this Agreement and before the Closing Date.
4.7 Fractional Shares. Notwithstanding anything in this Agreement, no fraction of a Company Ordinary Share shall be issued, in any form, by virtue of the First Merger, and any Person who would otherwise be entitled to a fraction of a Company Ordinary Share by virtue of the First Merger (after aggregating all fractional Company Ordinary Shares that otherwise would be received by such Person) shall not be entitled to receive such fraction of a Company Ordinary Share from the Company and any Person’s entitlement to Company Ordinary Shares shall be rounded down to the nearest whole number.
4.8 SPAC Shareholder Dissenter’s Rights.
(a) Notwithstanding anything in this Agreement to the contrary, subject to applicable Law and to the extent available under the Cayman Companies Act, all SPAC Ordinary Shares that are issued and outstanding immediately prior to the First Merger Effective Time and that are held by a shareholder of SPAC who is entitled to demand and who shall have properly exercised in writing dissenters’ rights for such SPAC Ordinary Shares, in accordance with Section 238 of the Cayman Companies Act and who has otherwise complied with all of the provisions of the Cayman Companies Act relevant to the exercise and perfection of dissenters’ rights (collectively, the “SPAC Dissenting Shares,” and each, a “SPAC Dissenting Share,” and the holders of such SPAC Dissenting Shares, the “SPAC Dissenting Shareholders”) shall be automatically cancelled and cease to exist at the First Merger Effective Time by virtue of the First Merger, and the SPAC Dissenting Shareholders shall cease to have any rights with respect to such shares, shall not be entitled to the right to receive the applicable SPAC Exchange Shares under Section 3.7(a)(ii). The SPAC Dissenting Shares shall not be converted into the applicable SPAC Exchange Shares, and the SPAC Dissenting Shareholders shall instead be entitled to receive only the payment by the First Merger Surviving Company of the fair value of such SPAC Dissenting Shares held by them and such other rights provided pursuant to Section 238 of the Cayman Companies Act; provided, however, that if, after the First Merger Effective Time, such holder fails to perfect, waives, withdraws or loses such holder’s right to dissent pursuant to Section 238 of the Cayman Companies Act, or if a court of competent jurisdiction shall determine that such holder is not entitled to the relief provided by Section 238 of the Cayman Companies Act, such SPAC Ordinary Shares shall (i) not be deemed to be SPAC Dissenting Shares, and (ii) be treated as if they had been automatically converted, at the First Merger Effective Time, into the right to receive the applicable SPAC Exchange Shares under Section 3.7(a)(ii) in the manner provided in Section 4.4 without any interest thereon.
(b) SPAC shall provide to the Company (i) reasonably prompt notice of any notices of objection or notices of dissent to the Mergers or demands for appraisal under Section 238 of the Cayman Companies Act received by SPAC, attempted withdrawals of such notices, dissents and/or demands, and any other instruments served pursuant to the Cayman Companies Act and received by SPAC relating to the exercise of any rights to dissent from the First Merger or appraisal rights and (ii) the opportunity to direct (in reasonable consultation with SPAC) all negotiations and proceedings with respect to any such notice of dissenter right or demand for appraisal under the Cayman Companies Act. SPAC shall not, except with the prior written consent of the Company, make any offers or payment with respect to any exercise by a shareholder of its rights to dissent from the Mergers or any demands for appraisal or offer to settle or settle any such demands or approve any withdrawal of any such demands.
(c) In the event that any written notice of objection to the First Merger is given to SPAC by any shareholder of SPAC pursuant to Section 238(2) of the Cayman Companies Act before obtaining the approval of the SPAC Shareholder Approval Matters, SPAC shall give written notice of the authorization of the First Merger to each such shareholder of SPAC within twenty (20) days immediately following the date on which the SPAC Shareholder Approval Matters were approved, pursuant to and in accordance with Section 238(4) of the Cayman Companies Act and the SPAC and the Company may, but are not obliged to, delay the commencement of the Closing and the filing of the Plans of Merger (and any other documents required under the Cayman Companies Act to effect the Mergers) with the Cayman Registrar, until at least twenty (20) days shall have elapsed since the date on which such authorization notice is given by SPAC (being the period allowed for written notice of an election to dissent under Section 238(5) of the Cayman Companies Act, as referred to in Section 239(1) of the Cayman Companies Act).
4.9 Withholding. Notwithstanding any other provision of this Agreement, SPAC, each Merger Sub, the Company and the Exchange Agent, as applicable, shall be entitled to deduct and withhold from any amount payable pursuant to this Agreement any such Taxes as may be required to be deducted and withheld from such amounts under the Code, Treasury Regulations, or any other applicable Law (as reasonably determined by SPAC, each Merger Sub, the Company or the Exchange Agent, respectively). The Parties shall use commercially reasonable efforts to reduce or eliminate any such withholding, including the payor providing SPAC, each Merger Sub, the Company and the Exchange Agent, as applicable, a reasonable opportunity to provide documentation establishing exemptions from or reductions of such withholdings. To the extent that any amounts are so deducted and withheld, such deducted and withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made and paid to the applicable Governmental Authority.
ARTICLE V
REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND MERGER SUBS
Except as set forth in the disclosure letter delivered to SPAC by the Company on the date of this Agreement (the “Company Disclosure Letter”) (each section of which, subject to Section 10.9, qualifies the correspondingly numbered and lettered representations in this Article V), each of the Company Parties represents and warrants to SPAC as of the date of this Agreement as follows:
5.1 Company Organization. The Company (i) as of the date hereof is a private limited company and (ii) as of immediately prior to the Closing will be a public limited company, in each case, that has been duly formed and is validly existing and in good standing under the Laws of England and Wales. The Company has the requisite corporate power and authority to own, lease and operate all of its properties and assets and to conduct its business as it is now being conducted. The Governing Documents of the Company, as amended to the date of this Agreement and as previously made available by or on behalf of the Company to SPAC, are in full force and effect as of the date hereof, true, correct and complete, and the Company is not in breach or violation of any of the provisions contained in its Governing Documents in any material respect. The Company has filed all requisite annual corporate returns in accordance with applicable Laws, except where the failure to file such annual corporate returns would not have, or be reasonably expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Company is duly licensed or qualified and in good standing as a foreign or extra-provincial company (or other entity, if applicable) in each jurisdiction in which its ownership of property or the character of its activities is such as to require it to be so licensed or qualified or in good standing, as applicable, except where the failure to be so licensed or qualified or in good standing would not have, or be reasonably expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Company is not insolvent, bankrupt or unable to pay its debts as and when they fall due.
5.2 Subsidiaries. A complete list of each Subsidiary of the Company and its jurisdiction of incorporation, formation or organization, as applicable, is set forth in Section 5.2 of the Company Disclosure Letter. The Subsidiaries of the Company have been duly formed or organized and are validly existing under the Laws of their jurisdiction of incorporation or organization and have the requisite power and authority to own, lease or operate all of their respective properties and assets and to conduct their respective businesses as they are now being conducted. The Governing Documents of the Company’s Subsidiaries are in full force and effect and none of the Company’s Subsidiaries is in breach or violation of any of the provisions contained in its Governing Documents in any material respect. Each Subsidiary of the Company is duly licensed or qualified and in good standing as a foreign or extra-provincial company (or other entity, if applicable) in each jurisdiction in which its ownership of property or the character of its activities is such as to require it to be so licensed or qualified or in good standing, as applicable, except where the failure to be so licensed or qualified or in good standing would not have, or be reasonably expected to have, individually or in the aggregate, a Company Material Adverse Effect.
5.3 Merger Subs.
(a) Each Merger Sub is an exempted company with limited liability that has been duly incorporated, and is validly existing and in good standing, under the Laws of the Cayman Islands. Each Merger Sub has the requisite corporate power and authority to own, lease and operate all of its properties and assets and to conduct its respective business as it is now being conducted. The true and complete copies of the Governing Documents of each Merger Sub, as amended to the date of this Agreement and as previously made available by or on behalf of the Company, to SPAC, are in full force and effect as of the date hereof, and the Merger Subs are not in violation of any of the provisions of its Governing Documents in any material respect. Each Merger Sub was incorporated solely for the purpose of engaging in the Transactions and activities incidental thereto. The Merger Subs have all requisite corporate power and authority to (i) execute and deliver this Agreement and all other Transaction Agreements to which they are a party, and (ii) consummate the Transactions and perform all obligations to be performed by them hereunder and thereunder. The execution and delivery of this Agreement and the other Transaction Agreements to which each Merger Sub is a party and the consummation of the Transactions to which each Merger Sub is a party have been duly and validly authorized and approved by (A) the board of directors of each Merger Sub and (B) the Company as the sole shareholder of each Merger Sub, in each case, as applicable.
(b) Each Merger Sub has no assets or operations and has not incurred any liabilities or obligations of any nature and has not carried on any business activities or operations other than those in connection with the Transactions or otherwise incidental to their formation and existence as entities. Each Merger Sub was incorporated solely for the purpose of engaging in the Transactions and activities incidental thereto. All of the issued shares of each Merger Sub are held directly by the Company.
(c) Subject to the approvals described in Section 5.6, no other corporate proceeding on the part of the Merger Subs is necessary to authorize this Agreement and the other Transaction Agreements to which they are a party. This Agreement has been, and at or prior to the Closing, the other Transaction Agreements to which they are a party will be, duly and validly executed and delivered by each Merger Sub, and this Agreement constitutes, assuming the due authorization, execution and delivery by the other Parties hereto, and at or prior to the Closing, the other Transaction Agreements to which they are a party will constitute, assuming the due authorization, execution and delivery by the other parties thereto, a legal, valid and binding obligation of the Merger Subs, enforceable against each Merger Sub in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar Laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity.
5.4 Due Authorization.
(a) The Company has all requisite company or corporate power, as applicable, and authority to execute and deliver this Agreement and the other Transaction Agreements to which it is a party and (subject to the approvals described in Section 5.6 and the Company Shareholder Approval) to consummate the Transactions, and to perform all of its obligations hereunder and thereunder. The execution and delivery of this Agreement and the other Transaction Agreements to which the Company is a party and the consummation of the Transactions have been duly and validly authorized and approved by the Company, and, other than the Company Shareholder Approval, no other company or corporate proceeding on the part of the Company is necessary to authorize this Agreement and the other Transaction Agreements to which the Company is a party. This Agreement has been, and on or prior to the Closing, the other Transaction Agreements hereby to which the Company is a party will be, duly and validly executed and delivered by the Company, and this Agreement constitutes, assuming the due authorization, execution and delivery by the other Parties, and at or prior to the Closing, the other Transaction Agreements to which the Company is a party will constitute, assuming the due authorization, execution and delivery by the other parties thereto, a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar Laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity.
(b) On or prior to the date of this Agreement, the board of directors of the Company has duly adopted resolutions (i) determining that this Agreement, the Ancillary Agreements, the Transactions are in the best interests of the Company and (ii) authorizing and approving the execution, delivery and performance by the Company of this Agreement, the Ancillary Agreements, the Transactions. Executed copies of the resolutions described in the foregoing sentence in this Section 5.4(b) have been provided to SPAC on or prior to the execution and delivery of this Agreement by the Company. No other corporate action is required on the part of the Company or any of the Company Shareholders to enter into this Agreement or the documents to which the Company is party contemplated hereby or to approve the Transactions other than, in each case, the Company Shareholder Approval.
5.5 No Conflict. Subject to the receipt of the Company Shareholder Approval and Governmental Approvals set forth in Section 5.6 and except as set forth on Section 5.5 of the Company Disclosure Letter, the execution and delivery by the Company Parties, as applicable, of this Agreement and the other Transaction Agreements to which the Company Parties are parties and the consummation of the Transactions do not and will not (a) violate or conflict with any provision of, or result in the breach of, or default under, the Governing Documents of the Company Parties, as applicable; (b) violate or conflict with any provision of, or result in the breach of, or default under, any Law, Permit or Governmental Order applicable to the Group or the Merger Subs; (c) violate or conflict with any provision of, or result in the breach of, or result in the loss of any right or benefit, or cause acceleration, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under any

Privacy Policy or Contract of the type described in Section 5.12(a) to which any of the Group or a Merger Sub is a party or by which the Group or a Merger Sub may be bound, or terminate or result in the termination of any such Contract; or (d) result in the creation of any Lien (other than Permitted Liens) upon any of the properties or assets of the Group or the Merger Subs, except, in the case of clauses (b) through (d), to the extent that the occurrence of the foregoing would not have, or reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
5.6 Governmental Authorities; Approvals. Assuming the truth and completeness of the representations and warranties of SPAC contained in this Agreement, no consent, waiver, approval or authorization of, or designation, declaration or filing with, or notification to, any Governmental Authority (each, a “Governmental Approval”), is required on the part of each of the Company Parties, as applicable, with respect to the execution or delivery of this Agreement or the consummation of the Transactions, except for: (i) any filings and approvals set forth in Section 5.6 of the Company Disclosure Letter; (ii) the filing of the Plans of Merger and such other documents as required by Section 233 of the Cayman Companies Act, and the First Merger Surviving Company M&A and the Second Merger Surviving Company M&A with the Cayman Registrar in accordance with the Cayman Companies Act and the publication of notification of the Mergers in the Cayman Islands Government Gazette in accordance with the Cayman Companies Act; and (iii) to the extent applicable, the filings required by Companies House to effect the transactions comprising the Capital Restructuring in accordance with the applicable Laws of England and Wales.
5.7 Capitalization of the Company.
(a) As of the date of this Agreement, the issued and outstanding share capital of the Company is 504,388,065 Company Ordinary Shares. As of the date of this Agreement, all of the issued and outstanding Company Ordinary Shares: (i) have been duly authorized and validly issued and prior to the Closing, are fully paid and non-assessable; (ii) have been offered, sold and issued in compliance with applicable Law, and all requirements set forth in the Governing Documents of the Company; and (iii) are not subject to, nor have they been issued in violation of, any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of any applicable Law, the Governing Documents of the Company or any Contract to which the Company is a party or otherwise bound, in each case of (i), (ii) and (iii), in any material respect.
(b) As of the date of this Agreement, (i) 28,780,180 Company Ordinary Shares are issuable upon the exercise of outstanding, unexercised Company Options granted under the Company Equity Plan and 460,000 Company Ordinary Shares are issuable upon settlement of outstanding Company RSUs granted under the Company Equity Plan and (ii) 5,650,482 Company Ordinary Shares are available for future grants under the Company Equity Plan.
(c) Except as set forth in Section 5.7(a) of the Company Disclosure Letter, there are (i) no outstanding shares or share capital of, or other equity or voting interest in, the Company, and (ii) no outstanding securities of the Company (including debt securities) convertible into or exchangeable for shares or share capital of, or other equity or voting interest in, the Company. Except for the Company Options and Company RSUs, as contemplated under the Transaction Agreements or as required under any applicable Law or as set forth in the Company’s Governing Documents, there are (i) no outstanding options, warrants, rights or other commitments or agreements to acquire from the Company, or that obligate the Company to issue or register, or that restrict the transfer or voting of, any capital share or share capital of, or other equity or voting interest in, or any securities convertible into or exchangeable for shares of capital share or share capital of, or other equity or voting interest in, the Company, other than as set forth in Section 5.7(c) of the Company Disclosure Letter, (ii) no obligations of the Company to grant, extend or enter into any subscription, warrant, right, convertible or exchangeable security or other similar agreement or commitment relating to any capital share or share capital of, or other equity or voting interest (including any voting debt) in, the Company, (iii) no calls, subscriptions, preemptive rights, Contracts, agreements, arrangements, voting trusts, proxies, understandings or other commitments of any kind for the purchase or issuance of the Company’s equity securities, (iv) no “phantom” shares, units, stock or similar units that track the underlying shares of the Company, (v) no Contracts requiring the Company to acquire any equity interest of any other Person, and (vi) no other obligations by the Company to make any payments based on the price or value of any of the Company’s equity securities or dividends paid thereon or revenues, earnings or financial performance or any other attribute of the Company.
5.8 Financial Statements.
(a) The Company has made available to SPAC true and complete copies of (i) the audited consolidated statements of profit or loss and other comprehensive income, consolidated statements of financial position, consolidated statement of changes in equity and consolidated cash flow statement of the Group for the year ended December 31, 2024 and (ii) drafts of the audited consolidated statements of profit or loss and other comprehensive income, consolidated statements of financial position, consolidated statement of changes in equity and consolidated cash flow statement of the Group for the year ended December 31, 2025 (clauses (i) and (ii) collectively, the “Audited Financial Statements”).
(b) When delivered pursuant to Section 7.4, the Financial Statements will (i) fairly present in all material respects the consolidated financial position of the Group, as at the respective dates thereof, and the consolidated results of its operations, its consolidated incomes, its consolidated changes in shareholders’ equity and its consolidated cash flows for the respective periods then ended, (ii) be prepared in conformity with IFRS, applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto), (iii) be prepared from, and in accordance in all material respects with, the books and records of the Group, (iv) when delivered by the Company for inclusion in the Registration Statement for filing with the SEC following the date of this Agreement in accordance with Section 7.4, comply in all material respects with the applicable accounting requirements and with the rules and regulations of the SEC, the Exchange Act and the Securities Act applicable to a registrant, in effect as of the respective dates thereof, and (v) except as expressly disclosed in the Financial Statements, not be affected to a material extent by any unusual, exceptional or non-recurring items that would or might make the financial position or results of operations of the Group as disclosed in such Financial Statements misleading or deceptive.
(c) The Company maintains a system of internal accounting controls, which is sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, and (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with IFRS. In the three (3) years prior to the date of this Agreement, none of the Group nor, to the knowledge of the Company, an independent auditor of the Group, has identified or been made aware in writing of (x) any significant deficiency or material weakness in the system of internal accounting controls utilized by the Group, (y) any fraud, whether or not material, that involves the Group’s management or other employees who have a role in the preparation of financial statements or the internal accounting controls utilized by the Group, or (z) to the knowledge of the Company, any allegation, assertion or claim regarding any of the foregoing.
(d) All notes and accounts receivable of the Company are reflected properly on its books and records, are valid receivables subject to no setoffs or counterclaims, and are current and collectible subject to the reserve for bad debts set forth on the most recent balance sheet included in the Financial Statements as adjusted for the passage of time through the Closing Date in accordance with the past custom and practice of the Company, in each case, except as would not be material to the Group, taken as a whole. The accounts payable and accruals of the Company have arisen in bona fide arm’s-length transactions in the ordinary course of business, and the Company has been paying its accounts payable as and when due, in each case, except as would not be material to the Group, taken as a whole.
(e) The Group is not a party to, and does not have any commitment to become a party to, any material off-balance sheet partnership or any similar Contract or arrangement, including any “off-balance sheet arrangement” (as defined in Item 303(a) of Regulation S-K promulgated by the SEC).
5.9 Undisclosed Liabilities. Except as disclosed in Section 5.9 of the Company Disclosure Letter, there is no other liability, debt, obligation or guarantee of, or material claim or judgement against, the Group or the Merger Subs (whether direct or indirect, absolute or contingent, accrued or unaccrued, known or unknown, liquidated or unliquidated or due or to become due) that would be required to be set forth on a consolidated balance sheet of the Group prepared in accordance with IFRS applied in accordance with past practice, except for liabilities, debts, obligations, guarantees, claims or judgements (a) reflected or reserved for on the Financial Statements or disclosed in the notes thereto, (b) that have arisen since the date of the most recent balance sheet included in the Financial Statements in the ordinary course of business, consistent with past practice, of the Company, (c) that will be discharged or paid off prior to or at the Closing, (d) constituting Company Transaction Expenses or otherwise incurred in connection with the Company’s execution of this Agreement and the other Transaction Agreements and the consummation of the Transactions, or (e) that have not been, and would not reasonably be expected to be, individually or in the aggregate, material to the Group, taken as a whole.
5.10 Litigation and Proceedings. Except as disclosed in Section 5.10 of the Company Disclosure Letter, in the three (3) years prior to the date of this Agreement: (a) there have been, and there are, no initiated, pending or, to the knowledge of the Company, threatened, Actions, or other proceedings at law or in equity (collectively, “Legal Proceedings”) against the Group or the Merger Subs, or their respective properties or assets (including their respective Intellectual Property), or any of the directors (where the director is a corporate person, its corporate director representative) or executive officers of any of the Group or the Merger Subs in their capacity as such and related to the Group’s business; (b) other than examinations conducted in the ordinary course of a Governmental Authority’s generally applicable supervisory jurisdiction, no investigations, audits or other inquiries have been initiated, are pending, or, to the knowledge of the Company, have been threatened against, the Group or the Merger Subs, or their respective properties or assets (including their respective Intellectual Property) by any Governmental Authority; and (c) there is no outstanding Governmental Order imposed upon the Group or the Merger Subs or any of their properties or assets (including their respective Intellectual Property), or on any of the directors (where the director is a corporate person, its corporate director representative) or executive officers of the Group related to the Group’s business, except in the case of clauses (a) through (c), as would not have or reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
5.11 Legal Compliance.
(a) Except as set forth on Section 5.11 of the Company Disclosure Letter, the Group and each Merger Sub is, and for the three (3) years prior to the date of this Agreement has been, in compliance in all material respects with all applicable Laws, including (i) Laws related to the prevention of money laundering and economic sanctions, Personal Information Laws and Policies, (ii) Laws related to cross-border investment and foreign exchange and Laws related to cybersecurity and data privacy, and (iii) Laws relating to the Company being a company formed under the laws of England and Wales. The Group maintains a program of policies, procedures and internal controls reasonably designed and implemented to ensure compliance with applicable Law in all material respects. As of the date hereof and during the three (3) years prior to the date of this Agreement, neither the Group nor, to the knowledge of the Company, any of its executive officers or directors (where the director is a corporate person, its corporate director representative) thereof acting in such capacity, has received any written notice of, or been charged with, the violation of any Laws, except where such violation would not have, or reasonably be expected to have, a Company Material Adverse Effect.
(b) The Group and each Merger Sub (i) are, and have been for the three (3) years prior to the date of this Agreement, in compliance in all material respects with all Anti-Money Laundering Laws, International Trade Laws and Sanctions Laws, and (ii) have obtained all material licenses, consents, notices, waivers, approvals, orders, registrations, declarations or other authorizations from, and have made any material filings with, any applicable Governmental Authority for the import, export, re-export, deemed export, deemed re-export or transfer required under the International Trade Laws and Sanctions Laws (the “Export Approvals”). As of the date hereof, there are no pending or, to the knowledge of the Company, threatened, claims, complaints, charges, investigations, voluntary disclosures or Actions against the Group related to any Anti-Money Laundering Laws, International Trade Laws or Sanctions Laws or any Export Approvals. Neither the Group nor any of its directors (where the director is a corporate person, its corporate director representative) or executive officers, or, to the knowledge of the Company, employees or any of the Group’s agents, representatives or other Persons acting on behalf of the Group, (i) is, or has during the three (3) years prior to the date of this Agreement, been a Sanctioned Person or (ii) has transacted business directly or knowingly indirectly with any Sanctioned Person or in any Sanctioned Country.
5.12 Contracts; No Defaults.
(a) Section 5.12(a) of the Company Disclosure Letter contains a listing of all Contracts described in clauses (i) through (xv) below to which, as of the date of this Agreement, the Group is a party or by which it is bound, other than a Company Benefit Plan (except to the extent specifically set forth below), and true, correct and complete copies of the Contracts listed in Section 5.12(a) of the Company Disclosure Letter have previously been delivered to or made available to SPAC or its agents or representatives, together with all amendments thereto as of the date hereof:
(i) any Contract with any of the Top Customers or the Top Vendors;
(ii) each note, debenture, Contract or other evidence of Indebtedness of the Group, including any agreement or commitment for future loans, credit or financing, in each case, in excess of US$10,000,000;

(iii) each Contract for the acquisition of any Person or any business unit thereof or the disposition of any material assets of the Group in the three (3) years prior to the date of this Agreement, in each case, involving payments in excess of US$10,000,000 other than Contracts in which the applicable acquisition or disposition has been consummated, and there are no liabilities of the Group remaining or obligations of the Group ongoing;
(iv) each Contract involving the formation of a joint venture, partnership or strategic alliance involving payments by the Group of an amount of over US$5,000,000;
(v) without prejudice to and without duplication of Section 5.12(a)(ii), Contracts (other than employment agreements, indemnification agreements, employee confidentiality and invention assignment agreements, equity or equity incentive documents, or any other agreement of similar nature entered into in the ordinary course with employees or Governing Documents) between the Group, on the one hand, and Affiliates of the Group, the directors and executive officers of the Group and the members or shareholders of the Company, on the other hand, in each case, in an amount over US$500,000;
(vi) Contracts with any employee or consultant of the Group that provide for change in control, severance, termination, retention or similar payments or benefits contingent upon, accelerated by or triggered by the consummation of the Transactions;
(vii) any collective bargaining (or similar) agreement or Contract between the Group, on one hand, and any labor union, works council or other body representing employees of the Group, on the other hand, other than as required by applicable Laws of the relevant jurisdictions;
(viii) each Contract (including license agreements, coexistence agreements, and agreements with covenants not to sue) related to use of Intellectual Property by or of the Group and material to the business of the Group (other than nonexclusive licenses (A) to use unmodified, commercially available off-the-shelf software or (B) granted to end users and service providers in the ordinary course of business, including incidental trademark licenses ancillary to marketing, printing or advertising Contracts);
(ix) Contracts containing covenants of the Group (A) prohibiting or limiting the right of the Group to engage in or compete with any Person in any line of business in any material respect or (B) prohibiting or restricting the Group’s ability to conduct their business with any Person in any geographic area in any material respect, in each case, in an amount of over US$5,000,000;
(x) any Contract that (A) grants to any Person any “most favored nation” or similar rights, (B) grant exclusivity to any Person in respect of any geographic location, any customer or any product or service, (C) requires the purchase of all or a given portion of the Group’s requirements for products or services from any Person, or any other similar provision, (D) grants to any Person price guarantees for a period greater than one (1) year from the date of this Agreement and requires aggregate future payments from the Group in excess of US$5,000,000 in any calendar year;
(xi) Contracts (A) relating to the acquisition, issuance, voting, registration, sale or transfer of any Company Ordinary Shares or (B) providing any person or entity with any preemptive right, right of participation, right of maintenance or any similar right with respect to any Company Ordinary Shares;
(xii) Contracts granting to any Person (other than the Group) a right of first refusal, first offer or similar right to purchase or acquire exclusive rights or ownership with respect to any service, product or Intellectual Property of the Group or to purchase or acquire equity interests in the Group;
(xiii) Contracts that involve any capital commitment or capital expenditure of US$5,000,000 (or the equivalent in other currencies) or more, in the aggregate;
(xiv) Government Contracts that involve payments by the Group in an amount of over US$5,000,000; and
(xv) any outstanding written commitment to enter into any Contract of the type described in clauses (i) through (xv) of this Section 5.12(a).
(b) All of the Contracts listed pursuant to Section 5.12(a) of the Company Disclosure Letter are (i) in full force and effect and (ii) represent the legal, valid and binding obligations of the Group and, to the knowledge of the Company, represent the legal, valid and binding obligations of the counterparties thereto. Neither the Group, nor, to the knowledge of the Company, any other party thereto is in material breach of or default under any such Contract. The Group has not received any written notice of termination or material breach of or default under any such Contract, and no event has occurred which, individually or together with other events, would reasonably be expected to result in a material breach of or a default under any such Contract by the Group or, to the knowledge of the Company, any other party thereto (in each case, with or without notice or lapse of time or both).
5.13 Company Benefit Plans.
(a) Except as disclosed in Section 5.13(a) of the Company Disclosure Letter, each Company Benefit Plan (i) has been established, operated and maintained in compliance with its terms and with applicable Law, including ERISA and the Code, in all material respects, (ii) has been registered and has been maintained in good standing with applicable regulatory authorities and, to the knowledge of the Company, no event has occurred since the date of the most recent approval or application therefor relating to any such Company Benefit Plan that would reasonably be expected to adversely affect any such approval or good standing, and (iii) required to be fully funded or fully insured, is fully funded or fully insured, including any back-service obligations, on an ongoing and termination or solvency basis (determined using reasonable actuarial assumptions) in compliance with applicable Laws.
(b) With respect to each Company Benefit Plan, as of the date hereof, no actions, suits or claims (other than routine claims for benefits in the ordinary course) are pending or, to the knowledge of the Company, threatened, except as would not be material to the business of the Group, taken as a whole.
(c) The Group does not sponsor, maintain or contribute to, and has not in the past six years sponsored, maintained or contributed to, any Company Benefit Plan that is (i) subject to Title IV of ERISA, including any Multiemployer Plan, or (ii) a plan that has two or more contributing sponsors at least two of whom are not under common control, within the meaning of Section 4063 of ERISA, and none of the Group or any ERISA Affiliate has incurred any withdrawal liability from any Multiemployer Plan that remains unsatisfied, and, to the knowledge of the Company, no circumstances exist that would reasonably be expected to result in any such liability to the Group.
(d) The Group does not have any current or contingent obligation to indemnify, gross-up, reimburse or otherwise make whole any Person for any Taxes, including those imposed under Section 4999 or Section 409A of the Code.
(e) No Company Benefit Plan provides material medical, surgical, hospitalization, death or similar benefits (whether or not insured) for employees or former employees of the Group for periods extending beyond their retirement or other termination of service, other than (i) coverage mandated by applicable Law, (ii) death benefits under any “pension plan,” as applicable, or (iii) benefits the full cost of which is borne by the current or former employee (or his or her beneficiary).
(f) Except as expressly provided under this Agreement, neither the execution of this Agreement, nor the consummation of the Transactions (whether alone or in connection with any additional or subsequent events such as a termination of employment), will (i) entitle any current or former director, employee or consultant of the Group to compensation in the form of a severance payment or similar payment under any Company Benefit Plans, (ii) accelerate the time of payment or vesting or result in any payment or funding of compensation or benefits under, increase any amount payable or result in any other obligation pursuant to, any of the Company Benefit Plans, (iii) cause the Group to transfer or set aside any assets to fund any benefits under any Company Benefit Plan or (iv) result in the payment of any “excess parachute payment” within the meaning of Section 280G of the Code.
(g) Each Company Benefit Plan that is subject to the Patient Protection and Affordable Care Act, as amended by the Health Care and Education Reconciliation Act of 2010 (the “Affordable Care Act”) has been established, maintained and administered in all material respects in compliance with the requirements of the Affordable Care Act.
5.14 Labor Relations; Employees.
(a) Except as set forth in the Section 5.14(a) of the Company Disclosure Letter and except as required by the applicable Laws, the Group is not and has never been a party to or bound by any collective bargaining agreement, or any similar agreement, Contract or arrangement with a labor union, trade union or other organization or body involving any of its employees or employee representatives, and no such agreement is being or has been negotiated by the Group. To the knowledge of the Company, except as required by applicable Laws, there has been no labor organization activity involving any employees of the Group. As of the date hereof and during the three (3) years prior to the date of this Agreement, the Group has not had any material strike, slowdown, work stoppage, lockout or other material labor dispute against the Group by any of the Group’s employees.
(b) Except as disclosed in Section 5.14(b), there are no material complaints, charges or claims against the Company or any of its Subsidiaries pending or, to the knowledge of the Company, threatened, to be brought by or filed with any Governmental Authority arising out of the employment or termination of employment of any individual by the Company or any of its Subsidiaries.
(c) Except as set forth on Section 5.14(c) of the Company Disclosure, as of the date hereof and during the three (3) years prior to the date of this Agreement, the Group has not received (i) written notice of any material unfair labor practice charge or complaint before any Governmental Authority against it or (ii) written notice of any material complaints, grievances or arbitrations arising out of any collective bargaining agreement or any other complaints, grievances or arbitration procedures against it.
(d) Except as set forth on Section 5.14(d) of the Company Disclosure Letter, the Group is, and has during the three (3) years prior to date of this Agreement been, in material compliance with all applicable Laws respecting labor, employees and employment issues, including, but not limited to, all Laws respecting terms and conditions of employment, termination of employment, bargaining, occupational health and safety, wages and hours, overtime and overtime payment, holiday pay and the calculation of holiday pay, employee classification (with respect to both exempt vs. non-exempt status and employee vs. independent contractor and worker status), child labor, privacy issues, fringe benefits and employment practices, immigration, employment discrimination, harassment, disability rights or benefits, pay slips, equal opportunity and equal pay, plant closures and layoffs, affirmative action, workers’ compensation, labor relations, employee leave issues, unemployment insurance, social security (or similar) and housing allowance fund. The Group has, in all material respects, paid in full to all current and former employees, or adequately accrued for in accordance with IFRS, all wages, salaries, commissions, bonuses, benefits and other compensation due to or on behalf of such Persons under applicable Law or contract.
(e) To the knowledge of the Company, as of the date of this Agreement, no executive officer intends to terminate his or her employment.
(f) The Group is not party to a settlement agreement with a current or former officer, employee or independent contractor of the Group that involves allegations relating to sexual or other harassment, sexual misconduct or discrimination on any other basis or retaliation by any employee or officer of the Group. To the knowledge of the Company, during the three (3) years prior to the date of this Agreement, no allegations of sexual or other harassment, sexual misconduct or discrimination on any other basis or retaliation have been made or documented in writing against any employee or officer of the Group in their capacity as such.
(g) In the three (3) years prior to the date of this Agreement, the Group has not implemented any plant closing or mass layoff that triggered notification requirements under the Worker Adjustment and Retraining Notification Act of 1988 (or any similar state, local or non-U.S. Law), and no such plant closing or mass layoff is currently planned, announced or contemplated by the Group.
5.15 Taxes.
(a) All material Tax Returns required to be filed by or with respect to each member of the Group (each, a “Company Group Member”) have been timely filed (taking into account any extensions) and such Tax Returns are true, correct and complete in all material respects. All material Taxes due and payable by a Company Group Member (whether or not shown on any Tax Return) have been or will be timely paid, except with respect to matters being contested in good faith by appropriate proceeding and with respect to which adequate reserves have been made in accordance with IFRS.
(b) No material deficiencies for any Taxes that are currently outstanding with respect to any Tax Returns of a Company Group Member have been asserted in writing by, and no written notice of any action, audit, assessment or other proceeding, in each case, that is currently pending, with respect to such Tax Returns or any Taxes of a Company Group Member has been received from, any Governmental Authority, and no dispute or assessment relating to such Tax Returns or such Taxes with any such Governmental Authority is currently outstanding.

(c) No claim that is currently outstanding has been made in writing by any Governmental Authority in a jurisdiction where a Company Group Member does not file Tax Returns of a particular type that such Company Group Member is or may be subject to taxation of such particular type by that jurisdiction.
(d) There are no liens for material Taxes (other than such liens that are Permitted Liens) upon the assets of the Group.
(e) Each Company Group Member is in compliance in all material respects with all terms and conditions of any material Tax incentives, exemption, holiday or other material Tax reduction agreement or order of a Governmental Authority applicable to each such Company Group Member, and to the knowledge of the Company, the consummation of the Transactions will not have any material adverse effect on the continued validity and effectiveness of any such material Tax incentives, exemption, holiday or other material Tax reduction agreement or order.
(f) No Company Group Members is subject to Tax in a country other than the country of its incorporation or formation solely by virtue of having a permanent establishment, office or fixed place of business, employees or agents present, or otherwise as a tax resident in such other country.
(g) Except as contemplated by this Agreement, the Company Group Members have not taken any action (nor permitted any action to be taken), and the Company is not aware of any facts or circumstances (without conducting independent inquiry or diligence of SPAC), that would reasonably be expected to prevent, impair or impede the Mergers Intended Tax Treatment.
(h) The Company is and since its formation has been treated as a foreign corporation (within the meaning of the Code) for all U.S. federal and applicable state and local income Tax purposes.
(i) No Company Group Member has been a party to any “listed transaction” as defined in Treasury Regulation Section 1.6011-4(b).
(j) No Company Group Member is a party to any Tax sharing, Tax indemnity or Tax allocation Contract (other than a contract entered into in the ordinary course of business, the primary purpose of which is not related to Taxes, or any contract between any of the Company Group Members).
(k) No Company Group Member has liability for the Taxes of any other Person (other than a Company Subsidiary): (1) under Treasury Regulation Section 1.1502-6 (or any similar provision of applicable Law), or (2) as a transferee or successor, other than, in each case, Taxes of any other Company Group Member.
(l) To the knowledge of the Company, (1) no Company Group Member is a “controlled foreign corporation” as defined in Section 957 of the Code and (2) no Company Group Member was a “passive foreign investment company” within the meaning of Section 1297 of the Code for its most recent completed taxable year or would reasonably be expected to be for the current taxable year based solely on the Company Group’s assets and operations through the Closing Date.
(m) During the two (2)-year period ending on the date of this Agreement, no Company Group Member was a distributing corporation or a controlled corporation in a transaction purported or intended to be governed by Section 355 of the Code.
(n) As of immediately before the Closing, Merger Sub 1 will be treated as an association taxable as a corporation, and Merger Sub 2 will be disregarded as separate from its owner, for U.S. federal income Tax purposes.
5.16 Brokers’ Fees. Except as set forth on Section 5.16 of the Company Disclosure Letter, no broker, finder, investment banker or other Person is entitled to any brokerage fee, finders’ fee or other commission in connection with the Transactions based upon arrangements made by the Group or any of its Affiliates for which SPAC or the Group has any obligation.
5.17 Insurance. Section 5.17 of the Company Disclosure Letter contains a list of all material policies or binders of property, fire and casualty, product liability, workers’ compensation and other forms of insurance held by, or for the benefit of, the Group as of the date of this Agreement. All such policies are in full force and effect, all premiums due have been paid, and no notice of cancellation or termination has been received by the Group with respect to any such policy. No insurer has denied or disputed coverage of any claim under such insurance policies.

5.18 Permits. The Group has obtained, and maintained, and will hold immediately following the Closing, all material Permits required to permit the Group to own, operate, use and maintain their assets in the manner in which they are now operated and maintained and to conduct the business of the Group as currently conducted. Each material Permit held by the Group is and has been valid, binding and in full force and effect and to the knowledge of the Company, there is no act, fact, or omission that may threaten the validity and/or result in the revocation, suspension, termination, modification, impairment, or non-renewal of any such Permit in any material respect. Within the three (3) years prior to the date of this Agreement, the Group: (a) is not and has not been in default or material violation (and no event has occurred which, with notice or the lapse of time or both, would constitute a default or material violation by the Group) in any material respect of any term, condition or provision of any material Permit to which it is a party; (b) is not or has not been the subject of any pending or, to the knowledge of the Company, threatened, Action by a Governmental Authority seeking the revocation, suspension, termination, modification, or impairment of any material Permit; and (c) has not received any written notice that any Governmental Authority that has issued any material Permit intends to cancel, terminate, or not renew any such material Permit, except to the extent such Permit may be amended, replaced or reissued as a result of and as necessary to reflect the Transactions.
5.19 Equipment and Other Tangible Property. The Group owns and has good title to, and has the legal and beneficial ownership of or a valid leasehold interest in or right to use by license or otherwise, all material machinery, equipment and other tangible property reflected on the books of the Group as owned by the Group, free and clear of all Liens other than Permitted Liens. All material personal property and leased personal property assets of the Group are structurally sound and in good operating condition and repair (ordinary wear and tear expected) and are suitable for their present use.
5.20 Real Property.
(a) Section 5.20(a) of the Company Disclosure Letter sets forth a true, correct and complete list as of the date of this Agreement of all material Leased Real Property and all Real Property Leases (as hereinafter defined) pertaining to such Leased Real Property. With respect to each parcel of Leased Real Property:
(i) The Group holds a good and valid leasehold estate in such Leased Real Property, free and clear of all Liens, except for Permitted Liens.
(ii) The Group’s possession and quiet enjoyment of the Leased Real Property under such Real Property Leases has not been materially disturbed.
(iii) The Group has delivered to SPAC true, correct and complete copies of all material leases, lease guaranties, subleases, and agreements for the leasing, use or occupancy of, or otherwise granting a right in or to the Leased Real Property by or to the Group, including all amendments thereof (collectively, the “Real Property Leases”).
(iv) The Group is in compliance in all material respects with all Liens, encumbrances, easements, restrictions, and other matters of record affecting the Leased Real Property, and the Group has not received any notice alleging any material default or breach under any of such Liens, encumbrances, easements, restrictions, or other matters and, to the knowledge of the Company, no material default or breach, nor any event that with notice or the passage of time would result in a material default or breach, by any other contracting parties has occurred thereunder. To the knowledge of the Company, there are no material disputes with respect to such Real Property Leases.
(v) As of the date of this Agreement, no party, other than the Group and its employees, has any right to use or occupy the Leased Real Property or any portion thereof.
(vi) The Group has not received written notice of any current condemnation proceeding or proposed similar Action or agreement for taking in lieu of condemnation with respect to any portion of the Leased Real Property.
(b) Section 5.20(b) of the Company Disclosure Letter sets forth a complete list, including an address and description, of all real property owned in fee by the Group (“Owned Real Property”). Except as disclosed in Section 5.20(b) of the Company Disclosure Letter, with respect to Owned Real Property: (i) the Group has good and marketable indefeasible fee simple title, free and clear of all Liens (other than Permitted Liens); (ii) the Group has not leased, licensed or otherwise granted to any Person the right to use or occupy the Owned Real Property or any portion thereof; and (iii) there are no outstanding options, rights of first offer or rights of first refusal to purchase the Owned Real Property or any portion thereof or interest therein.
5.21 Intellectual Property.
(a) Section 5.21(a) of the Company Disclosure Letter lists each item of Intellectual Property that is registered or applied-for with a Governmental Authority or a domain name registry and is owned or purported to be owned by the Group, whether applied for or registered in the United States or internationally as of the date of this Agreement (“Company Registered Intellectual Property”), specifying as to each item, as applicable (A) the jurisdiction/registrar, registration/application number, filing date, and issuance date; and (B) the owner. The Group is the sole and exclusive beneficial and record owner of all of the items of Company Registered Intellectual Property and all unregistered Intellectual Property owned or purported to be owned by the Group (together with the Company Registered Intellectual Property, the “Company Intellectual Property”), and all such Company Intellectual Property is, to the knowledge of the Company, subsisting and, excluding any pending applications included in the Company Registered Intellectual Property, is valid and enforceable.
(b) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Group owns, free and clear of all Liens (other than Permitted Liens), or has a valid right to use, all Intellectual Property reasonably necessary for the continued conduct of the business of the Group in substantially the same manner as such business has been operated during the twelve (12) months prior to the Closing Date.
(c) Except as set forth on Section 5.21(c) of the Company Disclosure Letter and except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, to the knowledge of the Company, the Group has not, within the three (3) years prior to the date of this Agreement, infringed upon, misappropriated or otherwise violated and is not infringing upon, misappropriating or otherwise violating, any Intellectual Property of any Person in any material respect, and there is no Action pending to which the Group is a named party, or, to the knowledge of the Company, that is threatened, alleging the Group’s infringement, misappropriation or other violation of any Intellectual Property of any Person, or challenging the ownership, validity, enforceability or use of any Company Intellectual Property in any material respect.
(d) Except as set forth on Section 5.21(d) of the Company Disclosure Letter and except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, to the knowledge of the Company as of the date of this Agreement, (i) no Person is infringing upon, misappropriating or otherwise violating any Company Intellectual Property, and (ii) the Group has not sent to any Person within the three (3) years prior to the date of this Agreement any written notice, charge, complaint, claim or other written assertion against any Person claiming infringement or violation by or misappropriation of any Company Intellectual Property.
(e) The Group takes, and throughout the three (3) years prior to the date of this Agreement has taken, commercially reasonable measures to protect the confidentiality of trade secrets included in the Company Intellectual Property, and there has not been in such period any material unauthorized disclosure of or material unauthorized access to same in any manner that has resulted or may result in the misappropriation of, or loss of trade secret or other rights in and to such information.
(f) To the knowledge of the Company, no IT System contains any undisclosed or hidden device or feature designed to disrupt, disable, or otherwise impair the functioning of any software or any “back door,” “time bomb,” “Trojan horse,” “worm,” “drop dead device” or other malicious code or routine that permits unauthorized access or the unauthorized disablement or erasure of such IT System or information or data (or any parts thereof) of the Group or customers or partners of the Group.
(g) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, to the knowledge of the Company: (i) the Group’s use, distribution and conveyance of (A) software included in the Company Intellectual Property, and (B) Open Source Materials, if any, is, in each case, in material compliance with all Open Source Licenses applicable thereto; (ii) the Group has not used, incorporated, linked, called, modified, combined, been distributed with or derived from, or has not embedded in it any Open Source Materials in any manner that requires or purports to require any Company Intellectual Property to be subject to the terms of any Copyleft License in any material respect; and (iii) to the knowledge of the Company, no

Person has the current or contingent right to access or possess any source code included in the Company Intellectual Property, and the Group has not disclosed, made available or provided to any Person or allowed any Person to access or use, any such source code, in each case, other than employees, contractors and consultants of the Group that have confidentiality obligations to the Group with respect to same.
(h) Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, to the knowledge of the Company: (i) no Person who was involved in, or who contributed to, the creation or development of any Company Intellectual Property owed (at the time of such involvement or contribution) or owes any duty or rights to any Governmental Authority, or any military, university, college or other educational institution or a research center, in each case, which may affect the Group’s full ownership of or its right to use or commercialize any such Company Intellectual Property or may impose any restrictions or obligations on the Group in respect thereof; and (ii) no facilities, funding or property of any military, university, college, other educational institution or research center or other Governmental Authority was received by or for the Group or used in the development of any Company Intellectual Property; and no Governmental Authority nor any military, university, college, other academic institution or research center owns, purports to own, has any other rights in or to, or any option to obtain any rights in or to, any Company Intellectual Property.
(i) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, each Person who has contributed to the creation or development of any Company Intellectual Property has executed and delivered a valid and enforceable written agreement, pursuant to which such Person has assigned to the Group all of such Person’s rights, title and interest in and to all such Company Intellectual Property and waived any and all rights to royalties or other consideration or non-assignable rights with respect to all such Company Intellectual Property. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, to the knowledge of the Company, no such Person is in violation of any such agreement. To the knowledge of the Company, there has been no violation of the Company’s policies or practices related to protection of Company Intellectual Property that is material to the business of the Company.
5.22 Privacy and Cybersecurity.
(a) Except as set forth on Section 5.22(a) of the Company Disclosure Letter and except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Group maintains and has maintained commercially reasonable, and, to the knowledge of the Company, is in compliance with, as applicable, and during the three (3) years prior to the date of this Agreement has maintained commercially reasonable, and, to the knowledge of the Company, been in compliance with, as applicable, (i) all applicable Laws, rules, policies, standards and requirements of applicable industry and self-regulatory organizations, (ii) the Group’s policies (the “Privacy Policies”), and (iii) the Group’s contractual obligations, in each case, of clauses (i)-(iii), concerning cybersecurity, Personal Information (and the collection, processing, sharing, storage, use, disclosure, retention, disposal, transfer and/or protection of same (collectively, “Processing”)), data privacy and security and the security of the IT Systems (collectively, clauses (i)-(iii), “Personal Information Laws and Policies”). Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, there are not and have not been any Actions by any Person (including any Governmental Authority) pending to which the Group is a named party or to the knowledge of the Company, threatened against the Group, alleging a violation of any Personal Information Laws and Policies, and there have been no such Actions brought against the Group. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Group has not received any written notice from any Person relating to an alleged violation of Personal Information Laws and Policies.
(b) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect: (i) the IT Systems are sufficient (including with respect to working condition, performance and capacity) for the purposes of the business of the Group as currently conducted; (ii) to the knowledge of the Company, there have been no breaches, unauthorized uses of or unauthorized access to, breakdowns, malfunctions, persistent substandard performance, data losses, failures or other defects in the IT Systems (or the data processed thereby), or any other incident that caused any disruption to or interruption in or to the use of such IT Systems or the conduct of the business of the Group in any respect other than those that were resolved without cost, liability or the duty to notify any Person; (iii) the Group takes, and has taken, commercially reasonable and legally compliant measures designed to protect confidential, sensitive or Personal Information processed by the Group against unauthorized access, use, modification, loss, disclosure or other misuse, including through administrative, technical and physical safeguards, and the Group has timely and reasonably remediated and addressed any and all audit findings related to the IT Systems; and (iv) the Group has not (A) to the knowledge of the Company, experienced any incident in which such information or any other proprietary information was stolen, lost or improperly accessed, destructed without authorization, processed, modified or disclosed in any respect, including in connection with a breach of security, or (B) received any written notice or complaint or Action from any Person (including any Governmental Authority) with respect to any of the foregoing, nor has any such notice or complaint or Action been, to the knowledge of the Company, threatened against the Group.
5.23 Environmental Matters.
(a) The Group is and has been in compliance in all material respects with all Environmental Laws.
(b) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, there has been no release of any Hazardous Materials by the Group (i) at, in, on or under any Leased Real Property or in connection with the Group’s operations off-site of the Leased Real Property or (ii) to the knowledge of the Company, at, in, on or under any formerly owned or Leased Real Property during the time that the Group owned or leased such property or at any other location where Hazardous Materials generated by the Group have been transported to, sent, placed or disposed of.
(c) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Group is not subject to any current Governmental Order relating to any material non-compliance with Environmental Laws by the Group or the investigation, sampling, monitoring, treatment, remediation, removal or cleanup of Hazardous Materials.
(d) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, no Action is pending or, to the knowledge of the Company, threatened, with respect to the Group’s compliance with or liability under Environmental Laws, and, to the knowledge of the Company, there are no facts or circumstances which could reasonably be expected to form the basis of such an Action.
5.24 Nuclear Regulatory Matters. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect:
(a) (i) the Group has not operated nor does it currently operate any “utilization facility” or “production facility,” as those terms are defined in the Atomic Energy Act and the regulations of the NRC under the Atomic Energy Act, whether or not owned, in whole or part, by the Group, and (ii) the Group does not possess a license from the NRC for the construction or operation, or construction and operation, of any utilization facility or production facility;
(b) the Group does not currently hold, and to the knowledge of the Company does not require, any license for the possession or use of nuclear materials in order to conduct its business, whether such materials are classified as “source materials,” “special nuclear materials,” or “byproduct materials” pursuant to the Atomic Energy Act and the regulations of the NRC under the Atomic Energy Act or pursuant to the Laws of a state, the governor of which has entered an agreement pursuant to Section 274(b) of the Atomic Energy Act; and
(c) (i) the Group is in material compliance with all applicable Laws relating to the design, licensing, construction and operation of a “utilization facility” and a “production facility,” as those terms are defined in the Atomic Energy Act and the regulations of the NRC under the Atomic Energy Act, and (ii) to the knowledge of the Company, the Group is not subject to any Law that prevents or materially inhibits the Group’s ability to design, license or fabricate systems, structures or components for, or construct, any such facilities, subject to the necessary approvals from an applicable Governmental Authority.
5.25 Absence of Changes. Since the date of the most recent balance sheet included in the Financial Statements, (i) except for the Transactions, the business of the Group has been conducted in all material respects in the ordinary course of business, and (ii) no action has been taken with respect to the Group or its businesses which, if taken after the date of this Agreement and prior to the Closing, would constitute a violation of Sections 7.1(a), 7.1(c), 7.1(d), 7.1(n) or 7.1(o). From the date of the most recent balance sheet included in the Financial Statements to the date of this Agreement, there has been no Company Material Adverse Effect.
5.26 Registration Statement, Proxy Statement and Proxy Statement/Prospectus. On the effective date of the Registration Statement, the Registration Statement, and when first filed in accordance with Rule 424(b) and/or filed pursuant to Section 14A, the Proxy Statement and the Proxy Statement/Prospectus (or any amendment or supplement thereto), shall comply in all material respects with the applicable requirements of the Securities Act and the Exchange

Act. On the effective date of the Registration Statement, the Registration Statement will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. On the date of any filing pursuant to Rule 424(b) and/or Section 14A, the date the Proxy Statement/Prospectus and the Proxy Statement, as applicable, is first mailed to the shareholders of SPAC and certain of the Company’s shareholders, as applicable, and at the time of the SPAC Shareholder Meeting, the Proxy Statement/Prospectus and the Proxy Statement, as applicable (together with any amendments or supplements thereto), will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding anything herein to the contrary (including any representations and warranties set forth in this Article V, including in the preceding sentences of this Section 5.26), the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement, Proxy Statement or the Proxy Statement/Prospectus in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of SPAC or any of its Representatives specifically for inclusion in the Registration Statement, Proxy Statement or the Proxy Statement/Prospectus. In the event there is any tax opinion, comfort letter or other opinion required to be provided in connection with the Registration Statement, notwithstanding anything to the contrary, neither this provision nor any other provision in this Agreement (or otherwise) shall require any legal, tax or other advisor to Group or the Merger Subs to provide an opinion that the Mergers qualify for the Mergers Intended Tax Treatment or otherwise qualify as a nonrecognition transaction.
5.27 Top Customers and Top Vendors.
(a) Section 5.27(a) of the Company Disclosure Letter sets forth, as of the date of this Agreement, the top ten (10) customers (the “Top Customers”) and the top ten (10) vendors (the “Top Vendors”) of the Group, in each case, based on the aggregate value of the Group’s transaction volume with such counterparty during the trailing twelve (12) months for the period ending December 31, 2025.
(b) None of the Top Customers or Top Vendors has informed in writing any of the Group that it will, or to the knowledge of the Company, has threatened to, terminate, cancel or materially limit or adversely modify any of its existing business with the Group (other than due to the expiration of an existing contractual arrangement), and to the knowledge of the Company, none of the Top Customers or Top Vendors is otherwise involved in or threatening a material dispute against the Group or its businesses.
5.28 Absence of Certain Business Practices and Anti-corruption Compliance.
(a) For the three (3) years prior to the date of this Agreement: (i) the Group and to the knowledge of the Company, its directors (where the director is a corporate person, its corporate director representative) and executive officers, are in compliance with all applicable Specified Business Conduct Laws in all respects and are not engaged nor have they engaged in any activity that would reasonably be expected to result in the Group becoming the subject or target of any Sanctions Laws; and (ii) the Group has not: (A) received written notice of, or made a voluntary, mandatory or directed disclosure to any Governmental Authority relating to, any actual or potential violation of any Specified Business Conduct Law; or (B) been a party to or the subject of any pending or, to the knowledge of the Company, threatened, Actions or any investigation by or before any Governmental Authority related to any violation of any Specified Business Conduct Law. As of the date hereof and during the three (3) years prior to the date of this Agreement, none of the Group, nor to the knowledge of the Company, any of its directors (where the director is a corporate person, its corporate director representative) and executive officers: (x) is the subject or target of any Sanctions Law; or (y) has used any funds, loaned, contributed or otherwise facilitated the activities of any Person that is the target of or controlled by a target of an applicable Sanctions Law.
(b) For the three (3) years prior to the date of this Agreement, neither the Group, nor to the knowledge of the Company, any director (where the director is a corporate person, its corporate director representative) or executive officer, has offered or given anything of value to (i) any official, executive, officer employee, or any other person acting in an official capacity for or on behalf of a Governmental Authority (including, but not limited to, any director, officer, employee, or agent of a wholly or partially government-owned or government-controlled enterprise) or public international organization, any political party or official thereof, or any candidate for political office or (ii) any other Person, in any such case while knowing that all or a portion of such money or thing of value will be offered, given or promised, directly or indirectly, to any official, executive, officer, employee, or any other person acting in an official capacity for or on behalf of a Governmental Authority (including, but not limited to, any director, officer, employee, or agent of a wholly or partially government-owned or government-controlled enterprise) or public international organization, any political party or official thereof, or any candidate for political office, in each case, in violation of the Specified Business Conduct Laws.
(c) The Group has instituted and maintains policies, procedures, and controls reasonably designed to ensure compliance in all material respects with the Specified Business Conduct Laws.
(d) The operations of the Group are and have been conducted at all times in material compliance with applicable financial recordkeeping and reporting requirements, applicable money laundering and terrorism financing statutes in all relevant jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Authority.
(e) To the knowledge of the Company, there are no current or pending internal investigations, third-party investigations (including by any Governmental Authority), or internal or external audits that address any material allegations or information concerning possible material violations of the Specified Business Conduct Laws related to the Group.
(f) To the knowledge of the Company, there are no whistleblower reports, allegations, or any other information concerning possible material violations of the Specified Business Conduct Laws related to the Group.
5.29 Government Contracts; Government Grants.
(a) (i) The Group is, and has been, in compliance, in all material respects, with all applicable government procurement Laws in connection with every Contract with a Governmental Authority in all material respects, whether for the procurement of goods or services, to which they are a party (“Government Contract”) or to which they bid within the framework of a public tender (“Bid”); (ii) without limiting the foregoing, the Group is and has been in compliance with all material terms and conditions of all Government Contracts and Bids, and all representations made within the framework of a Government Contract or Bid were current, accurate and complete in all material respects when made; (iii) to the Company’s knowledge, no allegation has been made, either in writing or orally, that the Group has acted in violation of a Government Contract or Bid or was in breach of any applicable government procurement Laws; (iv) the Group has not, and, to the Company’s knowledge, nor has any director (where the director is a corporate person, its corporate director representative), executive officer been, (A) under administrative, civil or criminal investigation, audit or indictment with respect to any alleged irregularity, misstatement or omission regarding a Government Contract or Bid or (B) has been suspended or debarred from placing a Bid or entering a Government Contract; and (v) to the Company’s knowledge, no Governmental Authority or prime contractor, subcontractor or supplier has asserted any claim or initiated dispute resolution proceedings against the Group in connection with a Government Contract or Bid.
(b) The Governmental Grants to the Group, if any, were granted in material compliance with applicable Laws and the Group is in material compliance with the terms and conditions of those Governmental Grants. The Group is not obliged to return or refund any material Governmental Grant which it has already received, and to the knowledge of the Company, no fact or event has occurred that would reasonably be expected to cause the Group to return or refund any Governmental Grant which it has already received.
5.30 Company Related Parties. Except as set forth in the Financial Statements (including the notes thereto pertaining to related party transactions) or Section 5.30 of the Company Disclosure Letter, no Company Shareholder, Affiliate of the Group (other than members of the Group), director or executive officer of the Group or any immediate family member of the foregoing (a) is a party to any material Contract, or has otherwise entered into any material transaction, understanding or arrangement, with any member of the Group, or (b) owns any material property or material right, tangible or intangible, which is used by the Group.
5.31 No Additional Representation or Warranties. Except as expressly set forth in this Article V, neither the Group or Merger Subs, nor any of their respective Affiliates, nor any of their respective directors, managers, officers, employees, shareholders, partners, members or representatives has made, or is making, any representation or warranty whatsoever to SPAC or its Affiliates and no such party shall be liable in respect of the accuracy or completeness of any information provided to SPAC or its Affiliates. Without limiting the foregoing, SPAC acknowledges that it and its advisors have made their own investigation of the Company Parties and the Group and, except as expressly set forth in this Article V, are not relying on any representation or warranty whatsoever as to the condition, merchantability, suitability or fitness for a particular purpose or trade as to any of the assets of the Group, the prospects (financial or otherwise) or the viability or likelihood of success of the business of the Group as conducted after the Closing, as contained in any materials provided by the Group or any of its Affiliates or any of their respective directors, managers, officers, employees, shareholders, partners, members or representatives or otherwise.
ARTICLE VI
REPRESENTATIONS AND WARRANTIES OF SPAC
Except as set forth in (i) any SPAC SEC Filings filed or submitted on or prior to the date hereof (excluding any disclosures in any risk factors section that do not constitute statements of fact, disclosures in any forward-looking statements disclaimer and other disclosures that are generally cautionary, predictive or forward-looking in nature) (it being acknowledged that nothing disclosed in such SPAC SEC Filings will be deemed to modify or qualify the representations and warranties set forth in Section 6.8 or Section 6.12), or (ii) in the disclosure letter delivered by SPAC to the Company (the “SPAC Disclosure Letter”) on the date of this Agreement (each section of which, subject to Section 10.9, qualifies the correspondingly numbered and lettered representations in this Article VI), SPAC represents and warrants to the Company Parties as follows:
6.1 SPAC Organization. SPAC is an exempted company with limited liability that has been duly incorporated and is validly existing and in good standing under the Laws of the Cayman Islands and has the requisite corporate power and authority to own, lease and operate all of its properties and assets and to conduct its business as it is now being conducted. The Governing Documents of SPAC as amended to the date of this Agreement, previously delivered by SPAC to the Company, are in full force and effect as of the date hereof, and are true, correct and complete, and the SPAC is not in breach or violation of any provisions contained in its Governing Documents in any material respect. SPAC is duly licensed or qualified and in good standing as a foreign corporation or company in all jurisdictions in which its ownership of property or the character of its activities is such as to require it to be so licensed or qualified and in good standing, except where failure to be so licensed or qualified would not reasonably be expected to be, individually or in the aggregate, material to SPAC.
6.2 Due Authorization.
(a) SPAC has all requisite corporate power and authority to (i) execute and deliver this Agreement and the other Transaction Agreements to which it is or will be a party, and (ii) (subject to the approvals described in Section 6.7 and the approval of the SPAC Shareholder Approval Matters) consummate the Transactions and perform all obligations to be performed by it hereunder and thereunder. The execution and delivery of this Agreement and the other Transaction Agreements to which it is or will be a party and the consummation of the Transactions have been (A) duly and validly authorized and approved by the SPAC Board and (B) determined by the SPAC Board as in the best interests of, SPAC and the shareholders of SPAC as a whole, constituting a Business Combination, and recommended for approval by the shareholders of SPAC. No other corporate proceeding on the part of SPAC is necessary to authorize this Agreement and the other Transaction Agreements to which it is or will be a party (other than the SPAC Shareholder Approval Matters). This Agreement has been, and at or prior to the Closing, the other Transaction Agreements to which it is or will be a party will be, duly and validly executed and delivered by SPAC, and this Agreement constitutes, assuming the due authorization, execution and delivery by the other Parties hereto, and at or prior to the Closing, the other Transaction Agreements to which it is or will be a party will constitute, assuming the due authorization, execution and delivery by the other parties thereto, legal, valid and binding obligations of SPAC, enforceable against SPAC in accordance with their respective terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar Laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity.
(b) At a meeting duly called and held, the SPAC Board has duly approved the Transactions as a Business Combination, the First Plan of Merger, the execution of this Agreement and the other Transaction Agreements to which it is or will be a party by SPAC and the consummation of the Transactions (including the Mergers) in accordance with the Governing Documents of SPAC and determined to recommend the approval of the SPAC Shareholder Approval Matters by the shareholders of SPAC. The vote to approve the SPAC Shareholder Approval Matters is the only vote of any holders of SPAC Securities necessary in connection with the consummation of the Transactions.
6.3 No Conflict. Subject to the approval of the SPAC Shareholder Approval Matters and receipt of the Governmental Approvals set forth in Section 6.7, the execution and delivery of this Agreement by SPAC and the other Transaction Agreements to which it is or will be a party by SPAC and the consummation of the Transactions do not and will not (a) violate or conflict with any provision of, or result in the breach of or default under the Governing Documents of SPAC, (b) violate or conflict with any provision of, or result in the breach of, or default under any applicable Law or Governmental Order applicable to SPAC, (c) violate or conflict with any provision of, or result in the breach of, result in the loss of any right or benefit, or cause acceleration, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under any Contract to which SPAC is a party or by which SPAC may be bound, or terminate or result in the termination of any such Contract, or (d) result in the creation of any Lien upon any of the properties or assets of SPAC, except, in the case of clauses (b) through (d), to the extent that the occurrence of the foregoing would not (i) prevent or materially impair or delay the ability of SPAC to enter into and perform its obligations under this Agreement and the Transactions or (ii) have, or would not reasonably be expected to have, individually or in the aggregate, a SPAC Material Adverse Effect.
6.4 Litigation and Proceedings. There have been, and there are, no pending or, to the knowledge of SPAC, threatened, Actions against SPAC, its properties or assets, or, to the knowledge of SPAC, any of its directors, managers, officers or employees (in their capacity as such). There have been, and there are, no investigations or other inquiries pending or, to the knowledge of SPAC, threatened by any Governmental Authority, against SPAC, its properties or assets, or, to the knowledge of SPAC, any of its directors, managers, officers or employees (in their capacity as such). There has been, and there is, no outstanding Governmental Order imposed upon SPAC, nor have been and are any assets of SPAC’s businesses bound or subject to any Governmental Order the violation of which would, individually or in the aggregate, reasonably be expected to be material to SPAC. As of the date hereof, SPAC is in compliance with all applicable Laws in all material respects. Since its incorporation on August 13, 2024, SPAC has not received any written notice of, or been charged with, the violation of any Laws, except where such violation has not been, individually or in the aggregate, material to SPAC.
6.5 SEC Filings. SPAC has timely filed or furnished all statements, prospectuses, registration statements, forms, reports and documents required to be filed or furnished by it with the SEC since February 27, 2025, pursuant to the Exchange Act or the Securities Act (collectively, as they have been amended since the time of their filing through the date hereof, the “SPAC SEC Filings”). Each of the SPAC SEC Filings, as of the respective date of its filing, and as of the date of any amendment, complied in all material respects with the applicable requirements of the Securities Act, the Exchange Act, the Sarbanes-Oxley Act and any rules and regulations promulgated thereunder applicable to the SPAC SEC Filings. As of the respective date of its filing (or if amended or superseded by a filing prior to the date of this Agreement or the Closing Date, then on the date of such filing), the SPAC SEC Filings did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. As of the date hereof, there are no outstanding or unresolved comments in comment letters received from the SEC with respect to the SPAC SEC Filings. To the knowledge of SPAC, none of the SPAC SEC Filings filed on or prior to the date hereof is subject to ongoing SEC review or investigation as of the date hereof. All documents that SPAC is responsible for filing with the SEC in connection with the Transactions will comply as to form and substance in all material respects with the applicable requirements of the Securities Act and the Exchange Act.
6.6 Internal Controls; Listing; Financial Statements.
(a) Except as not required in reliance on exemptions from various reporting requirements by virtue of SPAC’s status as an “emerging growth company” within the meaning of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (“JOBS Act”), SPAC has established and maintains disclosure controls and procedures (as defined in Rule 13a-15 under the Exchange Act). Such disclosure controls and procedures are designed to ensure that material information relating to SPAC, including its consolidated Subsidiaries, if any, is made known to SPAC’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared. Such disclosure controls and procedures are effective in timely alerting SPAC’s principal executive officer and principal financial officer to material information required to be included in SPAC’s periodic reports required under the Exchange Act. SPAC has established and maintained a system of internal controls over financial reporting (as defined in Rule 13a-15 under the Exchange Act) sufficient to provide reasonable assurance regarding the reliability of SPAC’s financial reporting and the preparation of SPAC Financial Statements for external purposes in accordance with GAAP.
(b) Except as set forth on Section 6.6(b) of the SPAC Disclosure Letter, each director and executive officer of SPAC has filed with the SEC on a timely basis all statements required by Section 16(a) of the Exchange Act and the rules and regulations promulgated thereunder.

(c) Since February 27, 2025, SPAC has complied in all material respects with the applicable listing and corporate governance rules and regulations of Nasdaq. The SPAC Class A Ordinary Shares, the SPAC Warrants and the SPAC Units are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on Nasdaq. There are no Actions pending or, to the knowledge of SPAC, threatened, against SPAC by Nasdaq or the SEC with respect to any intention by such entity to deregister the SPAC Class A Ordinary Shares, the SPAC Warrants or the SPAC Units or prohibit or terminate the listing of SPAC Class A Ordinary Share, the SPAC Warrants or the SPAC Units on Nasdaq.
(d) The SPAC SEC Filings contain true and complete copies of (i) the audited balance sheet as of December 31, 2024 and December 31, 2025, together with the auditor’s reports thereon, and unaudited statement of operations, cash flow and shareholders’ equity of SPAC for the years ended on December 31, 2024 and December 31, 2025 (the “SPAC Financial Statements”). Except as disclosed in the SPAC SEC Filings, the SPAC Financial Statements (A) fairly present in all material respects the financial position of SPAC, as at the respective dates thereof, and the results of operations and consolidated cash flows for the respective periods then ended, (B) were prepared in conformity with GAAP applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto), and (C) comply in all material respects with the applicable accounting requirements and with the rules and regulations of the SEC, the Exchange Act and the Securities Act in effect as of the respective dates thereof. The books and records of SPAC have been, and are being, maintained in all material respects in accordance with GAAP and any other applicable legal and accounting requirements.
(e) There are no outstanding loans or other extensions of credit made by SPAC to any executive officer (as defined in Rule 3b-7 under the Exchange Act) or director of SPAC. SPAC has not taken any action prohibited by Section 402 of the Sarbanes-Oxley Act.
(f) Except for otherwise disclosed in the SPAC SEC Filings, neither SPAC (including any employee thereof) nor SPAC’s independent auditors has identified or been made aware of (i) any significant deficiency or material weakness in the system of internal accounting controls utilized by SPAC, (ii) any fraud, whether or not material, that involves SPAC’s management or other employees who have a role in the preparation of financial statements or the internal accounting controls utilized by SPAC or (iii) any claim or allegation regarding any of the foregoing.
(g) SPAC is not party to, and does not have any commitment to become a party to, any material off-balance sheet partnership or any similar Contract or arrangement, including any “off-balance sheet arrangement” (as defined in Item 303(a) of Regulation S-K promulgated by the SEC).
6.7 Governmental Authorities; Approvals. Assuming the truth and completeness of the representations and warranties of the Company Parties contained in this Agreement, no Governmental Approval is required on the part of SPAC with respect to SPAC’s execution or delivery of this Agreement or the consummation of the Transactions, except for (a) the filing of the Plans of Merger and such other documents and declarations as required by Section 233 of the Cayman Companies Act and the First Merger Surviving Company M&A and Second Merger Surviving Company M&A, with the Cayman Registrar in accordance with the Cayman Companies Act, and the publication of notification of the Mergers in the Cayman Islands Government Gazette in accordance with the Cayman Islands Companies Act, and (b) as otherwise disclosed on Section 6.7 of the SPAC Disclosure Letter or Section 5.6 of the Company Disclosure Letter.
6.8 Trust Account. As of the date of this Agreement, SPAC has at least US$209,220,000 in the Trust Account (including an aggregate of approximately US$7,043,750 of deferred underwriting commissions and other fees being held in the Trust Account), such monies invested in United States government securities or money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act, or cash items, including deposits in banks, pursuant to the Investment Management Trust Agreement, dated as of February 27, 2025, between SPAC and Continental Stock Transfer & Trust Company, as trustee (the “Trustee”), as amended from time to time (the “Trust Agreement”). There are no separate Contracts, or other arrangements or understandings (whether written or unwritten, express or implied) that would cause the description of the Trust Agreement in the SPAC SEC Filings to be inaccurate or that would entitle any Person (other than the underwriters of the SPAC’s initial public offering (pursuant to Contracts that have been made available to the Company prior to the execution of this Agreement) and the shareholders of SPAC holding SPAC Public Shares sold in SPAC’s initial public offering, who shall have elected to redeem their SPAC Public Shares pursuant to SPAC’s Governing Documents) to any portion of the proceeds in the Trust Account. Prior to the Closing, none of the funds held in the Trust Account may be released, other than to pay Taxes and payments with respect to all SPAC Shareholder Redemptions. There are no Actions pending or, to the knowledge of

SPAC, threatened, with respect to the Trust Account. SPAC has performed all material obligations required to be performed by it to date under, and is not in default, breach or delinquent in performance or any other respect (claimed or actual) in connection with, the Trust Agreement, and no event has occurred which, with due notice or lapse of time or both, would constitute such a default or breach thereunder. As of the First Merger Effective Time, the obligations of SPAC to liquidate and dissolve pursuant to SPAC’s Governing Documents shall terminate, and as of the First Merger Effective Time, SPAC shall have no obligation whatsoever pursuant to SPAC’s Governing Documents to liquidate and dissolve the assets of SPAC by reason of the consummation of the Transactions. To SPAC’s knowledge, as of the date hereof, following the First Merger Effective Time, no SPAC Shareholder shall be entitled to receive any amount from the Trust Account except to the extent such SPAC Shareholder is exercising a SPAC Shareholder Redemption. As of the date hereof, assuming the accuracy of the representations and warranties of the Company Parties contained herein and the compliance by the Company Parties with their respective obligations hereunder, SPAC does not have any reason to believe that any of the conditions to the use of funds in the Trust Account will not be satisfied or funds available in the Trust Account will not be available to SPAC on the Closing Date.
6.9 Investment Company Act; JOBS Act. SPAC is not an “investment company” or a Person directly or indirectly “controlled” by or acting on behalf of an “investment company,” in each case, within the meaning of the Investment Company Act. SPAC constitutes an “emerging growth company” within the meaning of the JOBS Act.
6.10 Absence of Changes. Since December 31, 2025, there has not been any event or occurrence that has had, or would reasonably be expected to have, individually or in the aggregate, a SPAC Material Adverse Effect.
6.11 No Undisclosed Liabilities. Except for any SPAC Transaction Expenses, there is no liability, debt or obligation of, or claim or judgment against, SPAC (whether direct or indirect, absolute or contingent, accrued or unaccrued, known or unknown, liquidated or unliquidated or due or to become due), except for (a) Indebtedness reflected or reserved for on the financial statements or disclosed in the notes thereto included in SPAC SEC Filings, (b) that have arisen since the date of the most recent balance sheet included in the SPAC SEC Filings, (c) under or disclosed in the Transaction Agreements, or (d) which have not been, and would not reasonably be expected to be, material to SPAC.
6.12 Capitalization of SPAC.
(a) As of the date of this Agreement, the authorized share capital of SPAC is US$50,000, divided into (i) 479,000,000 SPAC Class A Ordinary Shares, of which 780,100 shares are issued and outstanding as of the date of this Agreement, excluding 20,125,000 SPAC Class A Ordinary Shares subject to possible redemption, (ii) 20,000,000 SPAC Class B Ordinary Shares, of which 6,707,663 shares are issued and outstanding as of the date of this Agreement, and (iii) 1,000,000 preference shares of a par value of US$0.0001 per share, of which no shares are issued and outstanding as of the date of this Agreement (clauses (i), (ii) and (iii) and SPAC Warrants (as defined below) collectively, the “SPAC Securities”). The foregoing represents all of the issued and outstanding SPAC Securities as of the date of this Agreement. All issued and outstanding SPAC Securities: (i) have been duly authorized and validly issued and are fully paid and non-assessable; (ii) have been offered, sold and issued in compliance with applicable Law, including federal and state securities Laws, and all requirements set forth in (1) SPAC’s Governing Documents, and (2) any other applicable Contracts governing the issuance of such securities; and (iii) are not subject to, nor have they been issued in violation of, any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of any applicable Law, SPAC’s Governing Documents or any Contract to which SPAC is a party or otherwise bound.
(b) As of the date of this Agreement and subject to the terms and conditions of the SPAC Warrant Agreement and the Closing Warrant Agreement, as applicable, each SPAC Warrant will be exercisable (after giving effect to the Merger) for one (1) SPAC Class A Ordinary Share at an exercise price of eleven Dollars and fifty cents (US$11.50) per share. As of the date of this Agreement, 10,062,500 SPAC Public Warrants and 390,050 SPAC Private Placement Warrants are issued and outstanding. The SPAC Warrants are not exercisable until thirty (30) calendar days after the Closing. All outstanding SPAC Warrants: (i) have been duly authorized and validly issued and constitute valid and binding obligations of SPAC, enforceable against SPAC in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar Laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity; (ii) have been offered, sold and issued in compliance with applicable Law, including federal and state securities Laws, and all requirements set forth in (1) SPAC’s Governing Documents and (2) any other applicable Contracts governing the issuance of such securities; and (iii) are not subject to, nor have they been issued in violation of, any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of any applicable Law, SPAC’s Governing Documents or any Contract to which SPAC is a party or otherwise bound. Except for the Subscription Agreements, SPAC’s Governing Documents and this Agreement, there are no outstanding Contracts of SPAC to repurchase, redeem or otherwise acquire any SPAC Securities. Except as disclosed in the SPAC SEC Filings, SPAC is not a party to any shareholders agreement, voting agreement or registration rights agreement relating to SPAC Ordinary Shares or any other equity interests of SPAC.
(c) Except as contemplated by this Agreement and the Ancillary Agreements, SPAC has not granted and does not have any obligations to grant any outstanding options, share appreciation rights, warrants, rights or other securities convertible into or exchangeable or exercisable for SPAC Securities, or any other commitments or agreements providing for the issuance of additional shares, warrants or units, the sale of treasury shares, or the repurchase or redemption of any SPAC Securities, the value of which is determined by reference to the SPAC Securities, and there are no Contracts of any kind which may obligate SPAC to issue, purchase, redeem or otherwise acquire any of its SPAC Securities, or that restrict the transfer or voting of, any capital share or share capital of, or other equity or voting interest in, or any securities convertible into or exchangeable for shares of capital share or share capital of, or other equity or voting interest in SPAC.
(d) SPAC has no Subsidiaries and does not own, directly or indirectly, any equity interests or other interests or investments (whether equity or debt) in any Person, whether incorporated or unincorporated. SPAC is not party to any Contract that obligates SPAC to invest money in, loan money to or make any capital contribution to any other Person.
6.13 Brokers’ Fees. No broker, finder, investment banker or other Person is entitled to any brokerage fee, finders’ fee or other commission in connection with the Transactions based upon arrangements made by SPAC or any of its Affiliates for which SPAC or the Group has any obligation.
6.14 Business Activities.
(a) Since formation, SPAC has not conducted any business activities other than activities related to SPAC’s initial public offering or directed toward the accomplishment of a Business Combination. Except as set forth in SPAC’s Governing Documents, or as otherwise contemplated by this Agreement or the Ancillary Agreements and the Transactions, there is no agreement, commitment, Contract or Governmental Order binding upon SPAC or to which SPAC is a party, which has or would reasonably be expected to have the effect of prohibiting or impairing any business practice of SPAC or any acquisition of property by SPAC or the conduct of business by SPAC as currently conducted or as contemplated to be conducted as of the Closing, other than such effects, individually or in the aggregate, which have not been and would not reasonably be expected to be material to SPAC.
(b) Except for the Transactions, SPAC does not own or have a right to acquire, directly or indirectly, any interest or investment (whether equity or debt) in any corporation, partnership, joint venture, business, trust or other entity. Except for this Agreement and the Ancillary Agreements and the Transactions, SPAC has no material interests, rights, obligations or liabilities with respect to, and is not party to, bound by or has its assets or property subject to, in each case, whether directly or indirectly, any Contract or transaction which is, or would reasonably be interpreted as constituting, a Business Combination.
(c) As of the date hereof and except for this Agreement, the Ancillary Agreements and the other documents and the Transactions (including with respect to expenses and fees incurred in connection therewith) and as disclosed in the SPAC SEC Filings, SPAC is not party to any Contract with any other Person that would require payments by SPAC after the date hereof in excess of US$25,000 in the aggregate with respect to any individual Contract, other than SPAC Transaction Expenses that are set forth in Section 6.14(c) of the SPAC Disclosure Letter.
(d) SPAC does not: (i) produce, design, test, manufacture, fabricate or develop one or more “critical technologies”, as such term is defined at 31 C.F.R. § 800.215; (ii) perform the functions as set forth in column 2 of appendix A to 31 C.F.R. Part 800 with respect to “covered investment critical infrastructure”, as such term is defined at 31 C.F.R. § 800.212; or (iii) maintain or collect, directly or indirectly, “sensitive personal data”, as such term is defined at 31 C.F.R. § 800.241, of U.S. citizens.
6.15 Nasdaq Stock Market Quotation. The SPAC Class A Ordinary Shares, SPAC Public Warrants and SPAC Units are each registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on Nasdaq under the symbols “NHIC”, “NHICW” and “NHICU”, respectively. SPAC has been and is in compliance with the rules of Nasdaq and, there has been and there is no Action or proceeding pending or, to the knowledge of SPAC, threatened, against SPAC by Nasdaq or the SEC with respect to any intention by such entity to deregister the SPAC Class A Ordinary Shares, SPAC Units or SPAC Public Warrants or terminate the listing of SPAC Class A Ordinary Shares, SPAC Units or SPAC Public Warrants on Nasdaq. None of SPAC or its Affiliates has taken any action in an attempt to terminate the registration of the SPAC Class A Ordinary Shares, SPAC Units or SPAC Public Warrants under the Exchange Act, except as contemplated by this Agreement.
6.16 Registration Statement, Proxy Statement and Proxy Statement/Prospectus. On the effective date of the Registration Statement, the Registration Statement, and when first filed in accordance with Rule 424(b) and/or filed pursuant to Section 14A and when first mailed to shareholders of SPAC and at the time of the SPAC Shareholder Meeting, the Proxy Statement and the Proxy Statement/Prospectus (or any amendment or supplement thereto), assuming the disclosures of the Company Parties and their respective Affiliates contained in the Registration Statement and Proxy Statement (together with any amendments or supplements thereto) are true, correct and complete, none of the information furnished by or on behalf of SPAC in writing specifically for inclusion in the Registration Statement or Proxy Statement will include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. All documents that SPAC is responsible for filing with the SEC in connection with the transactions contemplated by this Agreement will comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act.
6.17 SPAC Related Parties. Except as disclosed in Section 6.17 of the SPAC Disclosure Letter, SPAC has not engaged in any transactions or entered into any Contract with any SPAC Related Parties that would be required to be disclosed in the Registration Statement or Proxy Statement. Neither SPAC nor, to the knowledge of SPAC, any other party thereto, is in breach of or in default under, and with would become a breach of or default under, any such Contracts with SPAC Related Parties.
6.18 SPAC Material Contracts. Each “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC) to which SPAC is a party (each such contract, a “SPAC Material Contract”) is an exhibit to the SPAC SEC Documents.
6.19 Taxes.
(a) All material Tax Returns required to be filed by or with respect to SPAC have been timely filed (taking into account any extensions) and such Tax Returns are true, correct and complete in all material respects. All material Taxes due and payable by SPAC (whether or not shown on any Tax Return) have been or will be timely paid, except with respect to matters being contested in good faith by appropriate proceeding and with respect to which adequate reserves have been made in accordance with GAAP.
(b) No material deficiencies for any Taxes that are currently outstanding with respect to any Tax Returns of SPAC have been asserted in writing by, and no written notice of any action, audit, assessment or other proceeding, in each case, that is currently pending, with respect to such Tax Returns or any Taxes of SPAC has been received from, any Governmental Authority, and no dispute or assessment relating to such Tax Returns or such Taxes with any such Governmental Authority is currently outstanding.
(c) No claim that is currently outstanding has been made in writing by any Governmental Authority in a jurisdiction where SPAC does not file Tax Returns of a particular type that SPAC is or may be subject to taxation of such particular type by that jurisdiction.
(d) There are no liens for material Taxes (other than such liens that are Permitted Liens) upon the assets of SPAC.
(e) Except as contemplated by this Agreement, SPAC has not taken any action (nor permitted any action to be taken), and is not aware of any facts or circumstances (without conducting independent inquiry or diligence of any Company Group Member), that would reasonably be expected to prevent, impair or impede the Mergers Intended Tax Treatment.
(f) SPAC is not subject to Tax in a country other than the country of its incorporation or formation solely by virtue of having a permanent establishment in such other country.

(g) SPAC is and since its formation has been treated as a foreign corporation (within the meaning of the Code) for all U.S. federal and applicable state and local income Tax purposes.
(h) SPAC is in compliance in all material respects with all terms and conditions of any material Tax incentives, exemption, holiday or other material Tax reduction agreement or order of a Governmental Authority applicable to SPAC, and to the knowledge of SPAC the consummation of the Transactions will not have any material adverse effect on the continued validity and effectiveness of any such material Tax incentives, exemption, holiday or other material Tax reduction agreement or order.
(i) SPAC is not and has not been a party to any “listed transaction” defined in Treasury Regulation Section 1.6011-4(b).
(j) SPAC is not a party to any Tax sharing, Tax indemnity or Tax allocation Contract (other than a contract entered into in the ordinary course of business, the primary purpose of which is not related to Taxes).
(k) SPAC does not have liability for the Taxes of any other Person (other than a SPAC Subsidiary): (i) under Treasury Regulation Section 1.1502-6 (or any similar provision of applicable Law), or (ii) as a transferee or successor, other than, in each case, Taxes of any other SPAC Affiliate.
(l) During the two (2) year period ending on the date of this Agreement, SPAC was not a distributing corporation or a controlled corporation in a transaction purported or intended to be governed by Section 355 of the Code.
6.20 Insurance. Except for directors’ and officers’ liability insurance policies as disclosed in Section 6.20 of the SPAC Disclosure Letter, SPAC does not maintain any insurance policies. True, correct and complete copies of such directors’ and officers’ liability insurance policies as in effect as of the date hereof have previously been made available to the Company Parties. All such policies are in full force and effect, all premiums due have been paid by SPAC, no notice of cancellation or termination has been received by SPAC with respect to any such policy. To the knowledge of SPAC, no insurer has denied or disputed coverage of any claim under an insurance policy.
6.21 Employees and Benefits. Section 6.21 of the SPAC Disclosure Letter sets forth a true, correct and complete list of the directors, officers and employees of SPAC. None of the SPAC or any of its Subsidiaries has ever sponsored, maintained, contributed to (or been required to contribute to), or has ever had any liability or obligation with respect to, any “employee benefit plan” (within the meaning of Section 3(3) of ERISA, whether or not subject to ERISA) or any other compensation, retirement, health and welfare or other benefit plan, program, policy, agreement or arrangement. Neither the Ancillary Agreements nor the consummation of the Transactions (either alone or upon the passage of time) will (a) cause any compensatory payment or benefit, including any retention, bonus, fee, distribution, remuneration, or other compensation payable to any person who is or has been an employee or director of, or independent contractor to, SPAC (other than fees paid to consultants, advisors, placement agents or underwriters engaged by SPAC in connection with its initial public offering or this Agreement and the Transactions) to increase or become due to any such person or (b) result in forgiveness of indebtedness with respect to any director, officer and employee of SPAC.
6.22 No Additional Representation or Warranties. Except as expressly set forth in this Article VI, none of SPAC or any of its Affiliates, nor any of their respective directors, managers, officers, employees, shareholders, partners, members or representatives has made, or is making, any representation or warranty whatsoever to the Company Parties or their respective Affiliates and no such Person shall be liable in respect of the accuracy or completeness of any information provided to the Company Parties or their respective Affiliates. Without limiting the foregoing, each Company Party acknowledges that it and its advisors have made their own investigation of SPAC and, except as expressly set forth in this Article VI, are not relying on any representation or warranty whatsoever as to the condition, merchantability, suitability or fitness for a particular purpose or trade as to any of the assets of, the prospects (financial or otherwise) or the viability or likelihood of success of the business of SPAC as conducted after the Closing, as contained in any materials provided by SPAC or any of its Affiliates or any of their respective directors, managers, officers, employees, shareholders, partners, members or representatives or otherwise.
ARTICLE VII
COVENANTS
7.1 Conduct of Business by Company Parties. From the date of this Agreement through the earlier of the Closing or valid termination of this Agreement pursuant to Article IX (such period of time, the “Interim Period”), the Group and each Merger Sub shall, except (a) as contemplated, required or permitted by this Agreement (including the Capital Restructuring and the Company Earnout Bonus Issue) or the other Transaction Agreements (including as contemplated, required or permitted by the PIPE Investment), (b) as required by Law, (c) as set forth on Section 7.1 of the Company Disclosure Letter or (d) as consented to by SPAC in writing (which consent shall not be unreasonably conditioned, withheld, delayed or denied), operate the business of the Group in the ordinary course of business, and the Group and each Merger Sub shall use commercially reasonable efforts to (i) preserve its and their present business organizations, assets, rights, properties and goodwill in all material respects and (ii) preserve its and their present relationships with their customers, suppliers, vendors and other Persons with whom it and they have business relations in all material respects. Without limiting the generality of the foregoing, except (i) as set forth on Section 7.1 of the Company Disclosure Letter, (ii) as consented to by SPAC in writing (which consent shall not be unreasonably conditioned, withheld, delayed or denied), (iii) as contemplated, required or permitted by this Agreement (including the Capital Restructuring and the Company Earnout Bonus Issue) or the other Transaction Agreements (including as contemplated, required or permitted by the PIPE Investment) or (iv) as required by Law, during the Interim Period, the Group and each Merger Sub shall not:
(a) change or amend (whether by amendment, restatement, merger, consolidation, amalgamation or otherwise) the Governing Documents of the Company or the Merger Subs;
(b) make, declare, set a record date for or pay any dividend or distribution to the shareholders of the Company or make, declare, set a record date for or pay any other distributions in respect of any of the Company’s share capital, shares or other equity interests, in each case, other than (i) the annual dividend distribution as approved by the annual general shareholders meeting of the Company or (ii) for the avoidance of doubt, dividends and distributions by a direct or indirect wholly owned Subsidiary of the Company to its parent;
(c) subdivide, combine, reclassify, recapitalize or otherwise amend any terms of any shares or series of the Company’s capital share or equity interests;
(d) purchase, repurchase, redeem or otherwise acquire any issued and outstanding share capital, outstanding shares, membership interests or other equity interests of the Company, in each case, other than the acquisition by the Company of any share capital, shares, membership interests or other equity interests of the Company or any Subsidiary thereof in connection with the forfeiture or cancellation of such interests or in connection with (or in respect of share capital, shares, membership interests or other equity interests underlying or issued upon vesting, settlement or exercise of) any equity awards granted under the Company Equity Plan;
(e) enter into, modify in any material respect, or terminate (other than expiration in accordance with its terms) any Contract of a type required to be listed on Section 5.12(a) of the Company Disclosure Letter or any Real Property Lease required to be listed on Section 5.12(a) of the Company Disclosure Letter, in each case, with a value in excess of US$10,000,000, and in each case, other than in the ordinary course of business consistent with past practice;
(f) sell, assign, transfer, convey, lease or otherwise dispose of or subject to a Lien (other than a Permitted Lien) any tangible assets or properties of the Group with a value in excess of US$10,000,000, including the Leased Real Property, other than for (i) sales, assignments, transfers, conveyances or leases of tangible assets or properties of the Group in the ordinary course of business consistent with past practice and (ii) dispositions of obsolete or worthless equipment in the ordinary course of business;
(g) acquire any ownership interest in any real property with a value in excess of US$10,000,000;
(h) except as otherwise required by existing Company Benefit Plans, Contracts or applicable Law, (i) grant any material retention, change in control, transaction or similar bonuses to any executives of the Company, (ii) take any voluntary action to discretionarily amend or waive any performance or vesting criteria or to accelerate the time of payment or vesting of any compensation or benefit payable by the Group, (iii) materially increase the compensation or benefits of any executive officer of the Group, other than in the ordinary course of business consistent with past practice, or (iv) enter into, materially amend or terminate any Company Benefit Plan (or any plan, program, agreement or arrangement that would be a Company Benefit Plan if in effect on the date hereof), other than in the ordinary course of business consistent with past practice;
(i) acquire by merger or consolidation with, or merge or consolidate with, or purchase substantially all or a material portion of the assets of, any corporation, partnership, association, joint venture or other business organization or division thereof with a transaction value in excess of US$5,000,000 in any individual transaction (or series of related transactions) or US$10,000,000 in the aggregate;

(j) make any material loans or material advances to any Person in excess of US$1,000,000, except for (i) advances to employees, officers or independent contractors of the Group for indemnification, attorneys’ fees, travel and other expenses incurred in the ordinary course of business and (ii) payment terms for customers and suppliers in the ordinary course of business;
(k) (i) make, change or revoke any material Tax election, (ii) amend, modify or otherwise change any filed income Tax Return or other material Tax Return, (iii) adopt or request permission of any Governmental Authority to change any material accounting method for Tax purposes, (iv) enter into any Tax allocation, Tax sharing or Tax indemnity agreement (other than any contract entered into in the ordinary course of business, the primary purpose of which is not related to Taxes or any contract between any of the Company Group Members), (v) (1) enter into any “closing agreement” as described in Section 7121 of the Code with the IRS, or (2) enter into any similar agreement with respect to material taxes under any similar provision of state, local or non-U.S. Law with any other Governmental Authority, (vi) settle any Action, claim, audit, or assessment in respect of any Taxes (other than any such settlement that would not reasonably be expected to cause any Company Group Member to be required to pay a material amount of Taxes or otherwise to cause a material impact to any Company Group Member’s Tax position in any taxable period or portion thereof beginning after the Closing Date), (vii) knowingly surrender or allow to expire any right to claim a refund of any material Taxes, or (viii) consent to any extension or waiver of the limitation period applicable to any claim or assessment in respect of any Taxes or in respect of any Tax attribute that would give rise to any claim or assessment of Taxes (other than any such extension or waiver with respect to a non-material claim or assessment granted in the ordinary course of business consistent with the applicable past practices of the Company Group Members);
(l) take any action, or knowingly fail to take any action, where such action or failure to act could reasonably be expected to prevent, impair or impede the qualification of the Mergers for the Mergers Intended Tax Treatment;
(m) incur or assume any Indebtedness or guarantee any Indebtedness of another Person, issue or sell any debt securities or warrants or other rights to acquire any debt securities of the Company or guaranty any debt securities of another Person, in each case, other than any Indebtedness or guarantee incurred in the ordinary course of business and with a Person other than any Affiliate of the Group (other than a member of the Group) in connection with the Group’s business operations which does not exceed US$10,000,000;
(n) issue any Company Ordinary Shares or securities exercisable for or convertible into Company Ordinary Shares, other than (i) pursuant to an equity financing on terms consistent with Section 7.1(n) of the Company Disclosure Letter (a “Pre-Closing Equity Financing”), (ii) in connection with the issuance of Company Ordinary Shares upon the vesting, settlement or exercise of any Company Options, Company RSUs or other equity incentive awards with respect to Company Ordinary Shares granted under the Company Equity Plan or (iii) the grant of Company Options, Company RSUs or other equity incentive awards with respect to Company Ordinary Shares under the Company Equity Plan in the ordinary course of business up to the maximum number of Company Ordinary Shares reserved for issuance thereunder as of the date hereof (subject to adjustment in accordance with the terms thereof) (provided that nothing herein shall limit the Company’s ability to promise to grant equity incentive awards under the Company Post-Closing Equity Plan and the Company Post-Closing ESPP to employees or other individual service providers of the Company and any Subsidiaries from and after the Closing so long as such promised equity incentive awards may not exceed, in the aggregate, the number of Company Ordinary Shares initially reserved for issuance under the Company Post-Closing Equity Plan or the Company Post-Closing ESPP, as applicable, pursuant to Section 7.22 below);
(o) adopt a plan of, or otherwise enter into or effect a, complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of the Company (other than, for the avoidance of doubt, the Mergers, the Capital Reduction and the Capital Restructuring);
(p) waive, release, settle, compromise or otherwise resolve any material inquiry, investigation, claim, Action, litigation or other legal proceedings, except where such waivers, releases, settlements or compromises involve only the payment of monetary damages in an amount less than US$10,000,000 in the aggregate;
(q) (i) grant to, or agree to grant to, any Person any right to or interest in any Intellectual Property that is material to the Group other than in the ordinary course of business or otherwise on arms’ length terms, (ii) sell, dispose of, abandon or permit to lapse any rights to any Intellectual Property that is material to the Group

(other than (A) incidental non-exclusive licenses entered into in the ordinary course of business and (B) the expiration of Company Registered Intellectual Property that cannot be further maintained or renewed by applicable statute), or (iii) permit any material Intellectual Property to become subject to a Lien (other than a Permitted Lien);
(r) other than as required by applicable Law, enter into, materially modify or amend, renew or extend any collective bargaining agreement or similar labor agreement, or recognize or certify any labor union, works council, labor organization or group of employees of the Group as the bargaining representative for any employees of the Group;
(s) limit in any material respect the right of the Group to engage in any line of business or in any geographic area, to develop, market or sell products or services, or to compete with any Person, in each case, other than in connection with any Contract entered into in the ordinary course of business;
(t) amend in a manner materially detrimental to the Group, terminate, permit to lapse or fail to use reasonable best efforts to maintain any material Governmental Approval or material Permit required for the conduct of material business of the Group; or
(u) enter into any agreement to do any action prohibited under this Section 7.1.
7.2 SPAC Conduct of Business. During the Interim Period, except (i) as contemplated, required or permitted by this Agreement or the other Transaction Agreements (including as contemplated, required or permitted by the PIPE Investment), (ii) as required by Law, (iii) as set forth on Section 7.2 of the SPAC Disclosure Letter or (iv) as consented to by the Company in writing (which consent shall not be unreasonably conditioned, withheld, delayed or denied), SPAC shall operate its business in the ordinary course of business and SPAC shall use commercially reasonable efforts to (i) preserve its present business organization, assets, rights, properties and goodwill in all material respects and (ii) preserve its present relationships with its investors, vendors and other Persons with whom it has business relations in all material respects. Without limiting the generality of the foregoing, except (i) as set forth on Section 7.2 of the SPAC Disclosure Letter, (ii) as consented to by the Company in writing (which consent shall not be unreasonably conditioned, withheld, delayed or denied), (iii) as contemplated, required or permitted by this Agreement or the other Transaction Agreements (including as contemplated, required or permitted by the PIPE Investment) or (iv) as required by Law, SPAC shall not:
(a) except as contemplated by the SPAC Shareholder Approval Matters, seek any approval from the shareholders of SPAC or to change, modify or amend the Trust Agreement or the Governing Documents of SPAC;
(b) except as contemplated by the SPAC Shareholder Approval Matters, (i) make, declare, set a record date for or pay any dividend or distribution to the shareholders of SPAC or make, declare, set a record date for or declare any other distributions in respect of any of SPAC’s share capital, shares or other equity interests, (ii) subdivide, consolidate, reclassify or otherwise amend any terms of any of SPAC’s share capital, shares or other equity interests, or (iii) purchase, repurchase, redeem or otherwise acquire any issued and outstanding share capital, shares, membership interests, warrants or other equity interests of SPAC, other than a redemption of SPAC Public Shares made as part of the SPAC Shareholder Redemptions;
(c) take any action, or knowingly fail to take any action, where such action or failure to act could reasonably be expected to prevent, impair or impede the qualification of the Mergers for the Mergers Intended Tax Treatment;
(d) enter into, renew or amend or waive in any material respect, any transaction or Contract with an Affiliate or other direct or indirect equityholder of SPAC or the Sponsor (including, for the avoidance of doubt, (x) the Sponsor, (y) any Person in which the Sponsor has a direct or indirect legal, contractual or beneficial ownership interest of 5% or greater and (z) any direct or indirect equityholder of the Sponsor);
(e) enter into, modify in any material respect, or terminate (other than expiration in accordance with its terms) any SPAC Material Contract;
(f) incur or assume any Indebtedness or guarantee any Indebtedness of another Person, issue or sell any debt securities or warrants or other rights to acquire any debt securities of SPAC or guaranty any debt securities of another Person, in each case, other than any indebtedness for borrowed money in respect of any Working Capital Loan which individually or in the aggregate does not exceed US$250,000;

(g) incur, guarantee or otherwise become liable for (whether directly, contingently or otherwise) any Indebtedness or otherwise knowingly and purposefully incur, guarantee or otherwise become liable for (whether directly, contingently or otherwise) any other material liabilities, debts or obligations, other than fees and expenses for professional services incurred in support of the Transactions and the other Transaction Agreements or in support of the ordinary course operations of SPAC;
(h) (i) establish, adopt, modify, amend or terminate any “employee benefit plan” (as such term is defined in Section 3(3) of ERISA, whether or not subject to ERISA), equity or equity-based, deferred compensation, severance, retention, bonus, incentive, retirement, retiree or post-employment welfare, vacation, and other benefit or compensatory plan, program, policy, arrangement or Contract, (ii) grant or increase (or accelerate the timing of payment or funding of) any compensation or benefits (including, without limitation, any severance or change in control or retention payments) to any employee, director or independent contractor or (iii) (A) hire any employee or (B) engage any individual independent contractor or consultant;
(i) (A) issue any SPAC Securities or securities exercisable for or convertible into SPAC Securities, (B) grant any options, warrants, units or other equity-based awards with respect to SPAC Securities not outstanding on the date hereof pursuant to any share incentive plan or otherwise, or (C) amend, modify or waive any of the material terms or rights set forth in any SPAC Warrant or the Warrant Agreement, including any amendment, modification or reduction of the warrant price set forth therein;
(j) liquidate, dissolve, reorganize or otherwise wind up the business and operations of SPAC;
(k) amend or modify the Trust Agreement or any other agreement related to the Trust Account;
(l) make any change in any method of financial accounting or financial accounting principles, policies, procedures or practices, except as required by a concurrent amendment in GAAP or applicable Law;
(m) (i) make, change or revoke any material Tax election, (ii) amend, modify or otherwise change any filed income Tax Return or other material Tax Return, (iii) adopt or request permission of any Governmental Authority to change any material accounting method for Tax purposes, (iv) enter into any Tax allocation, Tax sharing or Tax indemnity agreement (other than any contract entered into in the ordinary course of business, the primary purpose of which is not related to Taxes), (v) (1) enter into any “closing agreement” as described in Section 7121 of the Code with the IRS, or (2) enter into any similar agreement with respect to material Taxes under any similar provision of state, local or non-U.S. Law with any other Governmental Authority, (vi) settle any Action, claim, audit, or assessment in respect of any Taxes (other than any such settlement that would not reasonably be expected to cause SPAC to be required to pay a material amount of Taxes or otherwise to cause a material impact to SPAC’s Tax position in any taxable period or portion thereof beginning after the Closing Date), (vii) knowingly surrender or allow to expire any right to claim a refund of any material Taxes, or (viii) consent to any extension or waiver of the limitation period applicable to any claim or assessment in respect of any Taxes or in respect of any Tax attribute that would give rise to any claim or assessment of Taxes (other than any such extension or waiver with respect to a non-material claim or assessment granted in the ordinary course of business consistent with the applicable past practices of SPAC);
(n) (i) acquire (including by merger, consolidation, acquisition of shares or assets, any other business combination or otherwise) any corporation, partnership, other business organization or otherwise acquire any securities or material assets from any third party, (ii) enter into any strategic joint ventures, partnerships or alliances with any other person or (iii) make any loan or advance or investment in any third party or initiate the start-up of any new business, non-wholly owned Subsidiary or joint venture;
(o) waive, release, settle, compromise or otherwise resolve any material inquiry, investigation, claim, Action, litigation or other legal proceedings, except where such waivers, releases, settlements or compromises involve only the payment of monetary damages in an amount less than US$25,000 in the aggregate; or
(p) enter into any agreement to do any action prohibited under this Section 7.2.
7.3 Access. Prior to the Closing and subject to applicable Laws, SPAC and its Representatives, on the one hand, and the Company Parties and their Representatives, on the other hand, shall be entitled, to have such access to the management, officers, employees, accountants, properties, businesses and operations of each other and such examination (including the right to make copies) of the Contracts, work papers, Tax Returns and books and records of the other as it reasonably requests. Any such access and examination shall be conducted on reasonable advance notice, during regular business hours. The disclosing Party(ies) shall use its reasonable best efforts to cause its officers, employees, attorneys, accountants, consultants, agents and other Representatives to reasonably cooperate with the accessing Party(ies) and its Representatives in connection with such access and examination. Notwithstanding the foregoing, no such access or examination shall be permitted to the extent that it would (a) unreasonably disrupt the operations of the disclosing Party(ies), taken as whole or (b) require the disclosing Party(ies) to disclose information that the disclosing Party(ies), based upon the written advice of outside counsel, reasonably determines would, if disclosed, result in a violation of Law, breach of an existing Contract, or a waiver of the attorney-client privilege; provided, however, that the disclosing Party(ies) shall use reasonable best efforts to seek alternative means to disclose such information as nearly as possible without violating such Law, breaching such existing Contract or adversely affecting such attorney-client privilege, as applicable (including providing such information in summary format and/or entering into a joint defense or similar arrangement).
7.4 Preparation and Delivery of Additional Financial Statements. As promptly as reasonably practicable following the date hereof, the Company shall deliver to SPAC (a) audited combined and consolidated balance sheets and the related combined and consolidated statements of operations and comprehensive loss, changes in deficit and cash flows of the Group as of and for the years ended December 31, 2024 and 2025, and combined and consolidated balance sheets and the related combined and consolidated statements of operations and comprehensive loss, changes in deficit and cash flows of the Group for each of the periods then ended, in each case, to the extent required to be included in the Registration Statement, Proxy Statement/Prospectus or any amendment or supplement thereto, audited in accordance with the standards of the PCAOB, prepared in accordance with IFRS as issued by the IASB, and containing the report of the Company’s auditors (the “Closing Company Audited Financial Statements”), and (b) unaudited condensed consolidated balance sheets and the related condensed consolidated statements of operations and comprehensive loss, changes in deficit and cash flows of the Group as of and for a year-to-date period ended as of the end of a different fiscal quarter, in each case, to the extent required to be included in the Registration Statement, Proxy Statement/Prospectus or any amendment or supplement thereto (the “Interim Financial Statements,” together with the Closing Company Audited Financial Statements, the “Financial Statements”). All such Financial Statements, together with any unaudited condensed consolidated balance sheets and the related consolidated statements of operations and comprehensive loss, changes in deficit and cash flows of the Group as of and for a year-to-date period ended as of the end of a different fiscal quarter that is required to be included in the Registration Statement, Proxy Statement/Prospectus and any other filings to be made by the Company or SPAC with the SEC in connection with the Transactions, (i) will be prepared in accordance with IFRS applied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto), (ii) will fairly present, in all material respects, the financial position, results of operations and cash flows of the Group as of the date thereof and for the period indicated therein, except as otherwise specifically noted therein, provided that the Interim Financial Statements shall be subject to normal and recurring year-end adjustments and, with respect to any unaudited financial statements, the absence of footnotes and (iii) will, in the case of the Closing Company Audited Financial Statements, have been audited in accordance with the standards of the PCAOB. The auditor engaged to audit the Closing Company Audited Financial Statements and to review the Interim Financial Statements shall be, to the extent required by the Exchange Act and the applicable rules and regulations thereunder adopted by the SEC and the PCAOB, an independent registered public accounting firm with respect to the Company.
7.5 Exclusivity. From the date hereof until the Closing Date or, if earlier, the termination of this Agreement in accordance with Article IX, the Group and the Merger Subs shall not, and the Group and the Merger Subs shall instruct and use their reasonable best efforts to cause its and their Representatives acting on its and their behalf not to, (a) initiate any negotiations with any Person with respect to, or provide any non-public information or data concerning the Group or the Merger Subs to any Person relating to, an Acquisition Proposal or afford to any Person access to the business, properties, assets or personnel of the Group or the Merger Subs in connection with an Acquisition Proposal, (b) enter into any acquisition agreement, merger agreement or similar definitive agreement, or any letter of intent, memorandum of understanding or agreement in principle, or any other agreement relating to an Acquisition Proposal (other than to or with SPAC and its Representatives), (c) grant any waiver, amendment or release under any confidentiality agreement or the anti-takeover laws of any state (other than in connection with the Transactions), (d) otherwise knowingly facilitate any such inquiries, proposals, discussions, or negotiations or any effort or attempt by any Person to make an Acquisition Proposal, (e) prepare or take any steps in connection with a public offering of any equity securities of the Company Parties, or a newly formed holding company of the Company Parties (other than in connection with the Transactions), or (f) otherwise knowingly cooperate in any way with, or assist or participate in, or knowingly facilitate or encourage any effort or attempt by any Person to do or seek to do any of the foregoing. Notwithstanding anything to the contrary in this Agreement, the Group and the Merger Subs and their Subsidiaries and their respective Representatives shall not be restricted pursuant to the foregoing sentence with respect to any actions contemplated, required or permitted in this Agreement or the other Transaction Agreements. From and after the date hereof, the Group and the Merger Subs shall, and shall instruct their respective officers and directors to, and the Group and the Merger Subs shall instruct and cause their respective Representatives acting on their behalf to, (i) immediately cease and terminate all discussions and negotiations with any Persons that may be ongoing with respect to an Acquisition Proposal (other than with SPAC and its Representatives) and (ii) provide prompt written notice to SPAC of its receipt of any Acquisition Proposal from any third party, including the details and terms thereof. Notwithstanding the foregoing or any other provisions of this Agreement, the Company Board may consider and participate in negotiations with respect to an unsolicited Acquisition Proposal relating to the Company, and may furnish non-public information to and afford access to the business, employees, officers, contracts, properties, assets, books and records of the Group to any Person in response to such Acquisition Proposal, where the Company Board determines in good faith, after consultation with outside legal counsel, that a failure to take such action with respect to such offer or proposal as applicable, would constitute a breach of its fiduciary duties under applicable Law; provided that the Company shall promptly (and in any event within three (3) Business Days) (A) notify SPAC if any inquiry, proposal or offer relating to an Acquisition Proposal with respect to the Company, or any inquiry, proposal or offer that would reasonably be expected to lead to a Company Change in Recommendation, is received by the Company or any of its Representatives, including the identity of the Person or group of Persons making such inquiry, proposal or offer, (B) keep SPAC reasonably informed of any material developments, discussions or negotiations regarding such inquiry, proposal or offer (including any changes to the terms thereof) and any Company Change in Recommendation with respect thereto and (C) upon the request of SPAC, reasonably inform SPAC of the status of such inquiry, proposal or offer or a Company Change in Recommendation with respect thereto.
7.6 No Solicitation by SPAC. From the date hereof until the Closing Date or, if earlier, the termination of this Agreement in accordance with Article IX, SPAC shall not, and SPAC shall instruct and use its reasonable best efforts to cause its Representatives acting on its behalf not to, (a) make any inquiry, proposal or offer with respect to a Business Combination Proposal, other than to or with the Company and its Representatives, (b) initiate any discussions or negotiations with any Person with respect to a Business Combination Proposal, (c) enter into any acquisition agreement, business combination, merger agreement or similar definitive agreement, or any letter of intent, memorandum of understanding or agreement in principle, or any other agreement relating to a Business Combination Proposal, in each case, other than to or with the Company and its Representatives, (d) otherwise knowingly facilitate any such inquiries, proposals, discussions, or negotiations or any effort or attempt by any Person to make a Business Combination Proposal, or (e) otherwise knowingly cooperate in any way with, or assist or participate in, or knowingly facilitate or encourage any effort or attempt by any with respect to a Business Combination Proposal. From and after the date hereof, SPAC shall, and SPAC shall instruct and use its reasonable best efforts to cause its Representatives acting on its behalf to, immediately cease and terminate all discussions and negotiations with any Persons that may be ongoing with respect to a Business Combination Proposal (other than with the Company and its Representatives).
7.7 Preparation of Registration Statement/Proxy Statement/Prospectus; Shareholders’ Meetings and Approvals.
(a) Registration Statement/Proxy Statement/Prospectus.
(i) As promptly as practicable after the execution of this Agreement, (x) SPAC and the Company Parties shall jointly prepare and the Company shall file with the SEC, mutually acceptable materials (such acceptance not to be unreasonably withheld, conditioned or delayed), which shall include the proxy statement to be filed with the SEC as part of the Registration Statement and sent to the shareholders of SPAC relating to the SPAC Shareholder Meeting (such proxy statement, together with any amendments or supplements thereto, the “Proxy Statement”) and (y) SPAC and the Company shall prepare and the Company shall file with the SEC the Registration Statement, in which the Proxy Statement will be included as a prospectus (the “Proxy Statement/Prospectus”), in connection with the registration under the Securities Act of the Company Ordinary Shares and the Company Warrants that will be issued in connection with the Mergers (the “Registration Statement Securities”). Each of SPAC and the Company Parties shall use its reasonable best efforts to (A) cause the Proxy Statement/Prospectus to comply in all material respects with the rules and regulations promulgated by the SEC, (B) respond as promptly as reasonably practicable to and resolve all comments received from the SEC concerning the Proxy Statement/Prospectus, and (C) have the Registration Statement declared effective under the Securities Act as promptly as practicable after such filing and to keep the Registration Statement effective through the Closing. In the event there is any tax opinion, comfort letter or other opinion required to be provided in connection with the Proxy Statement/Prospectus, notwithstanding anything to the contrary, neither this provision nor any other provision in this Agreement shall require any legal, tax or other advisor to the Company or SPAC to provide an opinion that the Mergers qualify for the Mergers Intended Tax Treatment or otherwise qualify as a nonrecognition transaction. SPAC and the Company Parties also agree to use their reasonable best efforts to obtain all necessary state securities law or “Blue Sky” permits and approvals required to carry out the Transactions. Each of SPAC and the Company agrees to furnish to the other Party all such information concerning itself, its Subsidiaries and its and their officers, directors, managers, shareholders and other equityholders and information regarding such other matters as may be reasonably necessary or as may be reasonably requested in connection with the Proxy Statement/Prospectus, a Current Report on Form 8-K or Form 6-K pursuant to the Exchange Act in connection with the Transactions, or any other statement, filing, notice or application made by or on behalf of SPAC, the Company Parties or their respective Subsidiaries to any regulatory authority (including the applicable Stock Exchange) in connection with the Transactions (the “Offer Documents”). SPAC will cause the Proxy Statement/Prospectus to be disseminated to the shareholders of SPAC, in each case, promptly after the Registration Statement is declared effective under the Securities Act, in accordance with the SPAC Articles and applicable Law. The Company as the filer and registrant of the Registration Statement shall be responsible for and pay the SEC filing fees and its own out-of-pocket costs for the preparation and filing of the Proxy Statement/Prospectus and other related fees, and SPAC shall be responsible for and pay the costs of printing and mailing the Proxy Statement/Prospectus to the shareholders of SPAC.
(ii) To the extent not prohibited by Law, the Company Parties will advise SPAC reasonably promptly after the Company receives notice thereof, of the time when the Proxy Statement/Prospectus has become effective or any supplement or amendment has been filed, of the issuance of any stop order or the suspension of the qualification of the Company Ordinary Shares for offering or sale in any jurisdiction, of the initiation or written threat of any proceeding for any such purpose, or of any request by the SEC for the amendment or supplement of the Proxy Statement/Prospectus or for additional information. To the extent not prohibited by Law, SPAC and its counsel, on the one hand, and the Company and its counsel, on the other hand, shall be given a reasonable opportunity to review and comment on the Proxy Statement, the Registration Statement and any Offer Document each time before any such document is filed with the SEC, and such filing Party shall give reasonable and good faith consideration to any comments made by the other Party and its counsel. To the extent not prohibited by Law, SPAC and the Company Parties shall provide the other party and its counsel with (A) any comments or other communications, whether written or oral, that SPAC or its counsel may receive from time to time from the SEC or its staff with respect to the Proxy Statement, Registration Statement or Offer Documents promptly after receipt of those comments or other communications and (B) a reasonable opportunity to participate in the response of such party to those comments and to provide comments on that response (to which reasonable and good faith consideration shall be given), including by participating with the Company or its counsel in any discussions or meetings with the SEC.
(iii) Each of SPAC and the Company Parties shall use reasonable best efforts to ensure that none of the information supplied by or on its behalf for inclusion or incorporation by reference in (A) the Registration Statement will, at the time the Registration Statement is filed with the SEC, at each time at which it is amended and at the time it becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading or (B) the Proxy Statement will not, at the date it is first mailed to the shareholders of SPAC and at the time of the SPAC Shareholder Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.
(iv) If, at any time prior to the Closing, any information relating to the Company Parties, SPAC or any of their respective Subsidiaries, Affiliates, directors or officers is discovered by the Company Parties or SPAC, which is required to be set forth in an amendment or supplement to the Proxy Statement or the Registration Statement, so that neither of such documents would include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, with respect to the Proxy Statement, in light of the circumstances under which they were made, not misleading, the party which discovers such information shall promptly notify the other parties and an appropriate amendment or supplement describing such information shall be promptly filed with the SEC and, to the extent required by Law, disseminated to the shareholders of SPAC.

(b) SPAC Shareholder Approval.
(i) SPAC shall (A) as promptly as practicable after the Registration Statement is declared effective under the Securities Act, (1) cause the Proxy Statement/Prospectus to be disseminated to shareholders of SPAC in compliance with the SPAC Articles and applicable Law, (2) duly (I) give notice of and (II) convene and hold an extraordinary general meeting of the shareholders of SPAC (the “SPAC Shareholder Meeting”) in accordance with the SPAC Articles, the Nasdaq rules and regulations and all applicable Laws for a date no later than thirty (30) days following the date the Registration Statement is declared effective, and (iii) use its reasonable best efforts to obtain the approval of the SPAC Shareholder Approval Matters at the SPAC Shareholder Meeting, including by soliciting proxies from the holders of SPAC Ordinary Shares to vote in favor of each of the SPAC Shareholder Approval Matters, and (B) provide the SPAC Public Shareholders with the opportunity to elect to effect a SPAC Shareholder Redemption. SPAC shall, through the SPAC Board, recommend to shareholders of SPAC the approval of the SPAC Shareholder Approval Matters (the “SPAC Board Recommendation”) and include such recommendation in the Proxy Statement. The SPAC Board shall not (and no committee or subgroup thereof shall) amend, change, withdraw, withhold, qualify or modify the SPAC Board Recommendation (a “SPAC Change in Recommendation”) and shall use reasonable best efforts to take all other action to obtain the approval of the SPAC Shareholder Approval Matters at the SPAC Shareholder Meeting, including by soliciting proxies from the holders of SPAC Ordinary Shares to vote in favor of each of the SPAC Shareholder Approval Matters.
(ii) Notwithstanding the foregoing, at any time prior to, but not after, obtaining the approval of the SPAC Shareholder Approval Matters, solely in response to a SPAC Intervening Event, the SPAC Board may make a SPAC Change in Recommendation if the SPAC Board shall have determined in good faith, after consultation with its outside legal counsel, that, in response to such SPAC Intervening Event, a failure to make a SPAC Change in Recommendation would be inconsistent with the SPAC Board’s fiduciary duties under applicable Law; provided that the SPAC Board will not be entitled to make, or agree or resolve to make, a SPAC Change in Recommendation until (A) SPAC delivers to the Company a written notice (a “SPAC Intervening Event Notice”) advising the Company that the SPAC Board proposes to take such action and containing the material facts underlying the SPAC Board’s determination that a SPAC Intervening Event has occurred, (B) until 5:00 p.m., New York time, on the fifth (5th) Business Day immediately following the day on which SPAC delivered the SPAC Intervening Event Notice (such period from the time the SPAC Intervening Event Notice is provided until 5:00 p.m. New York time on the fifth (5th) Business Day immediately following the day on which SPAC delivered the SPAC Intervening Event Notice, the “SPAC Intervening Event Notice Period”) (it being understood that any material development with respect to such SPAC Intervening Event shall require a new notice with an additional five (5) Business Day period from the date of such notice), SPAC and its Representatives shall have negotiated in good faith with the Company and its Representatives regarding any revisions or adjustments proposed by the Company during the SPAC Intervening Event Notice Period to the terms and conditions of this Agreement as would enable SPAC to proceed with its recommendation of this Agreement and the Transactions and not make such SPAC Change in Recommendation, and (C) if the Company requested negotiations in accordance with the foregoing clause (B), SPAC may make a SPAC Change in Recommendation only if the SPAC Board, after considering in good faith any revisions or adjustments to the terms and conditions of this Agreement that the Company shall have, prior to the expiration of the SPAC Intervening Event Notice Period, offered in writing in a manner that would form a binding Contract if accepted by SPAC (and the other applicable parties hereto), reaffirms in good faith (after consultation with its outside legal counsel) that the failure to make a SPAC Change in Recommendation would be inconsistent with the SPAC Board’s fiduciary duties under applicable Law. For the avoidance of doubt, a SPAC Change in Recommendation will not affect SPAC’s obligations pursuant to this Section 7.7(b) (other than as set forth in the immediately preceding sentence) or elsewhere in this Agreement.
(iii) To the fullest extent permitted by applicable Law, (x) SPAC agrees to establish a record date for, duly call, give notice of, convene and hold the SPAC Shareholder Meeting and submit for approval at such SPAC Shareholder Meeting the SPAC Shareholder Approval Matters and (y) SPAC agrees that if the approval of the SPAC Shareholder Approval Matters shall not have been obtained at any such SPAC Shareholder Meeting, then SPAC shall promptly continue to take all such necessary actions, including the actions required by this Section 7.7(b), and hold additional SPAC Shareholder Meetings in order to obtain the approval of the SPAC Shareholder Approval Matters. SPAC may only postpone the SPAC Shareholder Meeting, or the chairman of the SPAC Shareholder Meeting may adjourn the SPAC Shareholder Meeting with consent of the SPAC

Shareholder Meeting, (A) to solicit additional proxies for the purpose of obtaining the approval of the SPAC Shareholder Approval Matters, (B) to the extent necessary to ensure that any supplement or amendment to the Proxy Statement/Prospectus that SPAC or the Company reasonably determines is necessary to comply with applicable Laws, is provided to the shareholders of SPAC in advance of a vote on the approval of the SPAC Shareholder Approval Matters, (C) to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that SPAC has determined in good faith after consultation with outside legal counsel is required under applicable Law and for such supplemental or amended disclosure to be disseminated and reviewed by the shareholders of SPAC prior to the SPAC Shareholder Meeting, (D) subject to the Company’s prior written consent to such adjournment or postponement in the case of this clause (D), in order to permit withdrawals from SPAC Public Shareholders who have exercised their SPAC Shareholder Redemption right, (E) to comply with applicable Law, or (F) with the Company’s prior written consent; provided that, in any case, the SPAC Shareholder Meeting (x) may not be adjourned or postponed to a date that is more than fifteen (15) calendar days after the date for which the SPAC Shareholder Meeting was originally scheduled (excluding any adjournments required by applicable Law) and (y) shall not be held later than ten (10) Business Days prior to the Agreement End Date. SPAC agrees that it shall provide the holders of SPAC Public Shares the opportunity to elect redemption of such SPAC Public Shares in connection with the SPAC Shareholder Meeting, as required by SPAC’s Governing Documents.
(c) Company Shareholder Approval.
(i) As promptly as reasonably practicable, the Company shall in accordance with the Company’s Governing Documents and the UK Companies Act give notice of one or more general meetings of its shareholders and use reasonable best efforts to, no later than SPAC Shareholder Meeting, duly convene and hold one or more general meetings of its shareholders (all such meetings collectively, the “Company Shareholder Meeting”), in accordance with the UK Companies Act and the Company’s Governing Documents, for the purposes of considering the following resolutions proposed by the Company’s directors: (A) the approval of the Capital Restructuring; (B) to the extent required by applicable Law, the approval of the transactions contemplated by this Agreement as they pertain to the Company (including, without limitation, the Mergers); (C) the approval of the issuance of the Company Ordinary Shares (including to the holders of SPAC Ordinary Shares and the PIPE Investors) in connection with the Transactions and as required by Stock Exchange listing requirements; (D) the adoption (in substitution for the existing articles of association of the Company) and approval of the A&R Articles of Association, (E) the approval or authorization of the Company Earnout Share Bonus Issue; (F) to the extent required by applicable Law, the adoption and approval of the Company Post-Closing Equity Plan; (G) the adoption and approval of each other proposal that either the SEC or the Stock Exchange (or the respective staff members thereof) indicates is necessary in its comments to the Registration Statement or in correspondence related thereto; and (H) the adoption and approval of each other proposal reasonably agreed to by SPAC and the Company as necessary or appropriate in connection with the consummation of the Transactions (collectively, the “Company Shareholder Resolutions”, and the approval by the Company Shareholders of the Company Shareholder Resolutions, the “Company Shareholder Approval”). The Company, through the Company Board, shall recommend to the Company Shareholders that they vote in favor of each of the Company Shareholder Resolutions (the “Company Board Recommendation”). The Company may postpone or adjourn any Company Shareholder Meeting (1) to solicit additional proxies for the purpose of passing the Company Shareholder Resolutions, (2) for the absence of a quorum, or (3) to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosures that the Company or the Company Board has determined, based on the advice of outside legal counsel, is reasonably likely to be required under applicable Law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company Shareholders prior to such Company Shareholder Meeting; provided that, without the consent of SPAC, in no event shall the Company adjourn the general meeting for more than fifteen (15) Business Days later than the most recently adjourned meeting or to a date that is beyond the Agreement End Date. The Company shall promptly: (I) notify SPAC of the outcome of the vote of the Company Shareholders on the Company Shareholder Resolutions at the relevant Company Shareholder Meeting; (II) deliver to SPAC a copy of the duly passed Company Shareholder Resolutions; (III) to the extent required by applicable Laws of England and Wales, file the duly passed Company Shareholder Resolutions with Companies House.
(ii) Notwithstanding the foregoing or any other provision of this Agreement, if the Company Board receives an unsolicited Acquisition Proposal with respect to the Company and the Company Board determines in good faith, after consultation with outside legal counsel, that a failure to make a change in the Company Board Recommendation would be inconsistent with the Company Board’s fiduciary duties under applicable Law and the Company has otherwise complied with its obligations under Section 7.5, then the Company Board may amend, change, withdraw, withhold, qualify or modify the Company Board Recommendation to the extent required to comply with its fiduciary duties under applicable Law (a “Company Change in Recommendation”).
(iii) Additionally, notwithstanding the foregoing, at any time prior to, but not after, obtaining the Company Shareholder Approval, in response to a Company Intervening Event, the Company Board may make a Company Change in Recommendation if the Company Board shall have determined in good faith, after consultation with its outside legal counsel, that, in response to such Company Intervening Event, a failure to make a Company Change in Recommendation would be inconsistent with the Company Board’s fiduciary duties under applicable Law; provided that the Company Board will not be entitled to make, or agree or resolve to make, a Company Change in Recommendation until (A) the Company delivers to SPAC a written notice (an “Company Intervening Event Notice”) advising SPAC that the Company Board proposes to take such action and containing the material facts underlying the Company Board’s determination that a Company Intervening Event has occurred, (B) until 5:00 p.m., New York time, on the fifth (5th) Business Day immediately following the day on which the Company delivered the Company Intervening Event Notice (such period from the time the Company Intervening Event Notice is provided until 5:00 p.m. New York time on the fifth (5th) Business Day immediately following the day on which the Company delivered the Company Intervening Event Notice, the “Company Intervening Event Notice Period”) (it being understood that any material development with respect to such Company Intervening Event shall require a new notice with an additional five (5) Business Day period from the date of such notice), the Company and its Representatives shall have negotiated in good faith with SPAC and its Representatives regarding any revisions or adjustments proposed by SPAC during the Company Intervening Event Notice Period to the terms and conditions of this Agreement as would enable the Company to proceed with the Company Board Recommendation and not make such Company Change in Recommendation, and (C) if SPAC requested negotiations in accordance with the foregoing clause (B), the Company may make a Company Change in Recommendation only if the Company Board, after considering in good faith any revisions or adjustments to the terms and conditions of this Agreement that SPAC shall have, prior to the expiration of the Company Intervening Event Notice Period, offered in writing in a manner that would form a binding Contract if accepted by the Company (and the other applicable parties hereto), reaffirms in good faith (after consultation with its outside legal counsel) that the failure to make a Company Change in Recommendation would be inconsistent with the Company Board’s fiduciary duties under applicable Law.
7.8 Support of Transaction. Without limiting any covenant contained in Article VII, the Group and Merger Subs shall, and SPAC shall, (a) use reasonable best efforts to obtain as soon as practicable all material consents and approvals of, and make any required notices to, third parties (other than any Governmental Authority) that any of SPAC, the Group, or the Merger Subs, or their respective Affiliates are required to obtain in order to consummate the Mergers; provided that, in no event shall the Company or any of its Affiliates be required to pay any consideration, incur any liability, or make any concession (including any modification, amendment or waiver to the terms of any existing agreement or arrangement) to any third party in order to obtain any such consent or approval), and (b) use reasonable best efforts to take such other action as soon as practicable as may be reasonably necessary or as another Party hereto may reasonably request to satisfy the conditions of Article VIII or otherwise to comply with this Agreement and to consummate the Transactions as soon as practicable and in accordance with all applicable Law.
7.9 Regulatory Authorizations; Other Filings.
(a) Each of the Company Parties and SPAC shall use their reasonable best efforts to (i) cooperate in good faith with any Governmental Authority and to (ii) take any and all action required to obtain any necessary or advisable regulatory approvals, consents, Actions, non-actions or waivers in connection with the Transactions (the “Regulatory Authorizations”) as promptly as practicable prior to the Agreement End Date. Each of the Company Parties and SPAC shall use reasonable best efforts to cause the expiration or termination of the waiting, notice or review periods under any applicable Regulatory Authorization with respect to the Transactions as promptly as practicable after the execution of this Agreement.
(b) With respect to each of the Regulatory Authorizations and any other requests, inquiries, Actions or other proceedings by or from Governmental Authorities, each of the Company Parties and SPAC shall: (i) use its reasonable best efforts to diligently and expeditiously defend and use reasonable best efforts to obtain any necessary clearance, approval, consent, or Governmental Approval under Laws prescribed or enforceable by any Governmental Authority for the Transactions and to resolve any objections as may be asserted by any Governmental Authority with respect to the Transactions; and (ii) cooperate with each other in the defense and conduct of such matters. To the extent not prohibited by Law or otherwise directed by the relevant Governmental Authority, each Party hereto shall keep the other Party reasonably informed regarding the status and any material developments regarding any Governmental Approval processes, and the Company Parties shall promptly furnish to SPAC, and SPAC shall promptly furnish to the Company, copies of any material, substantive notices or written communications received by such Party or any of its Affiliates from any third party or any Governmental Authority with respect to the Transactions, and each such party shall permit counsel to the other Parties an opportunity to review in advance, and each such Party shall consider in good faith the views of such counsel in connection with, any proposed material, substantive written communications by such party or its Affiliates to any Governmental Authority concerning the Transactions; provided, however, that none of the Parties shall enter into any agreement with any Governmental Authority relating to any Regulatory Authorization contemplated in this Agreement without the prior written consent of the other Parties. To the extent not prohibited by Law or otherwise directed by the relevant Governmental Authority, the Company Parties agree to provide SPAC and its counsel, and SPAC agrees to provide the Company and its counsel, the opportunity, on reasonable advance notice, to participate in any substantive meetings or discussions, either in person or by telephone, between such Party and/or any of its Affiliates, agents or advisors, on the one hand, and any Governmental Authority, on the other hand, concerning or in connection with the Transactions. Any such provisions of information, rights to participate or consultations between the parties may be made on a counsel-only or outside counsel-only basis to the extent required under applicable Law or as appropriate to protect sensitive business information or maintain attorney-client or other privilege; provided that SPAC or the Company Parties, as appropriate, may redact materials to address reasonable privilege or confidentiality concerns, and to remove references concerning the valuation of the Company or SPAC’s consideration of the Transactions or other competitively sensitive material.
7.10 PIPE Investment. Each of SPAC and the Company shall use their reasonable best efforts to take all actions and do all things necessary, proper or advisable to consummate the transactions contemplated by the PIPE Investment on the terms and conditions set forth in the Subscription Agreements, including maintaining in effect the Subscription Agreements and exercising their respective rights to specifically enforce the Subscription Agreements pursuant to the terms thereof.
7.11 Indemnification and Insurance.
(a) From and after the Closing, the Company agrees that it shall indemnify and hold harmless each present and former director and officer of SPAC (in each case, solely to the extent acting in his or her capacity as such and to the extent such activities are related to the activities of SPAC) (the “SPAC Indemnified Parties”) against any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages or liabilities incurred in connection with any Actions, whether civil, criminal, administrative or investigative, arising out of or pertaining to matters existing or occurring at or prior to the First Merger Effective Time, whether asserted or claimed prior to, at or after the First Merger Effective Time, to the fullest extent that SPAC would have been permitted under applicable Law and its Governing Documents in effect on the date of this Agreement to indemnify such SPAC Indemnified Parties (including the advancing of expenses as incurred to the fullest extent permitted under applicable Law). Without limiting the foregoing, the Company shall cause the Second Merger Surviving Company to (i) maintain for a period of not less than six (6) years from the Closing provisions in its Governing Documents concerning the indemnification and exoneration (including provisions relating to expense advancement) of SPAC Indemnified Parties that are no less favorable to those Persons than the provisions of the Governing Documents of SPAC, in each case, as of the date of this Agreement, and (ii) not amend, repeal or otherwise modify such provisions in any respect that would adversely affect the rights of the SPAC Indemnified Parties thereunder, in each case, except as required by Law.
(b) For a period of six (6) years from the Closing, the Company shall maintain in effect directors’ and officers’ liability insurance with respect to claims existing or occurring at or prior to the First Merger Effective Time (the “D&O Tail”) covering those Persons who are currently covered by SPAC’s directors’ and officers’ liability insurance policies on terms not materially less favorable than the terms of such current insurance coverage, except that in no event shall the Company be required to pay an annual premium for such insurance in excess of 300% of the most recent aggregate annual premium paid or payable by SPAC for any such insurance policy for the

12-month period during which this Agreement is entered into; provided that (i) at the Company’s written direction, the Company’s obligations under this Section 7.11(b) shall be satisfied by directing SPAC to cause coverage to be extended under its current directors’ and officers’ liability insurance by obtaining a six (6) year “tail” policy containing terms not materially less favorable than the terms of such current insurance coverage with respect to claims existing or occurring at or prior to the First Merger Effective Time, subject to the limitation of the annual premium mentioned in the foregoing sentence under this Section 7.11(b), and (ii) if any claim is asserted or made within such six (6)-year period, any insurance required to be maintained under this Section 7.11 shall be continued in respect of such claim until the final disposition thereof. The cost of the D&O Tail shall be borne by the Company.
(c) The rights of the SPAC Indemnified Parties hereunder shall be in addition to, and not in limitation of, any other rights such person may have under the Second Merger Surviving Company’s Governing Documents, any other indemnification arrangement, applicable Law or otherwise. The obligations of the Company under this Section 7.11 shall not be terminated or modified in such a manner as to materially adversely affect any SPAC Indemnified Parties without the consent of such SPAC Indemnified Parties.
(d) Notwithstanding anything contained in this Agreement to the contrary, this Section 7.11 (i) shall survive the consummation of the Mergers and shall be binding, jointly and severally, on the Company and all successors and assigns of the Company and (ii) is expressly intended to benefit, and is enforceable by, each of the SPAC Indemnified Parties, each of whom is an intended third-party beneficiary of this Section 7.11. In the event that the Company or any of its successors or assigns consolidates with or merges into any other Person and is not the continuing or surviving entity of such consolidation or merger or transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, the Company shall ensure that proper provision shall be made so that the successors and assigns of the Company shall succeed to the obligations set forth in this Section 7.11.
7.12 Section 16 Matters. Prior to the Closing, and to the extent applicable, SPAC and the Company shall take all such steps as may be reasonably required (to the extent permitted under applicable Law) to cause any acquisitions or dispositions of equity securities (including, in each case, securities deliverable upon exercise, vesting or settlement of any derivative securities) of SPAC and the Company, respectively, resulting from the Transactions by each individual who may become subject to the reporting requirements of Section 16(a) of the Exchange Act in connection with the Transactions to be exempt under Rule 16b-3 promulgated under the Exchange Act.
7.13 Trust Account Proceeds and Related Available Equity. Upon satisfaction or waiver of the conditions set forth in Article VIII and provision of notice thereof to the Trustee (which notice SPAC shall provide to the Trustee in accordance with the terms of the Trust Agreement), (a) in accordance with and pursuant to the Trust Agreement, at the Closing, SPAC (i) shall cause any documents, opinions and notices required to be delivered to the Trustee pursuant to the Trust Agreement to be so delivered, and (ii) shall cause the Trustee to, and the Trustee shall thereupon be obligated to (A) pay as and when due all amounts payable on account of Redeeming SPAC Shares pursuant to their exercise of SPAC Shareholder Redemption rights, (B) pay the Unpaid Company Expenses and the Unpaid SPAC Expenses in accordance with Section 4.3, and (C) immediately thereafter, pay all remaining amounts then available in the Trust Account (if any) to a bank account designated by the Company for its immediate use (subject to any applicable terms and conditions of the Sponsor Support Agreement), in the case of each of clauses (A), (B) and (C), by wire transfer of immediately available funds from the Trust Account, subject to any applicable terms of this Agreement and the Trust Agreement, and (b) thereafter, the Trust Account shall terminate, except as otherwise provided therein.
7.14 Nasdaq Listing. From the date hereof through the Closing, SPAC shall ensure SPAC remains listed as a public company on Nasdaq.
7.15 SPAC Public Filings. From the date hereof through the Closing, SPAC will keep current and timely file all reports required to be filed or furnished with the SEC and otherwise comply in all material respects with its reporting obligations under applicable Laws.
7.16 Company Securities Listing. The Company Parties will use their reasonable best efforts to cause: (a) the Company’s initial listing application with the applicable Stock Exchange in connection with the Transactions to be approved; (b) the Company to satisfy all applicable initial listing requirements of the applicable Stock Exchange; and (c) the Company Ordinary Shares to be approved for listing on the applicable Stock Exchange (and SPAC shall reasonably cooperate in connection therewith), subject to official notice of issuance, in each case, as promptly as reasonably practicable after the date of this Agreement, and in any event prior to the Closing. The Company shall pay all fees to be charged by the applicable Stock Exchange for listing of the Company Ordinary Shares.

7.17 Tax Matters.
(a) The Parties intend that, for United States federal income Tax purposes, (i) the Mergers, taken together, qualify for the Mergers Intended Tax Treatment and (ii) this Agreement and the Sponsor Support Agreement are, and are hereby adopted as, a plan of reorganization for purposes of Sections 354, 361 and the 368 of the Code and within the meaning of Treasury Regulations Sections 1.368-2(g) and 1.368-3(a).
(b) The Company intends that, for United States federal income Tax purposes, (i) the Recapitalization qualify for the Recapitalization Intended Tax Treatment and (ii) this Agreement is, and is hereby adopted as, a plan of reorganization for purposes of Sections 354, 361 and the 368 of the Code and within the meaning of Treasury Regulations Sections 1.368-2(g) and 1.368-3(a).
(c) Each of SPAC and the Company Parties shall use its respective reasonable best efforts to (i) cause the Mergers under this Agreement to qualify, and agree not to, and not to permit or cause any of their Affiliates to, take any action which to its knowledge could reasonably be expected to prevent, impair or impede the Mergers from qualifying, for the Mergers Intended Tax Treatment, (ii) report the Mergers consistently with the Mergers Intended Tax Treatment (including by attaching the statement described in Treasury Regulations Section 1.368-3(a) on or with any U.S. federal income Tax Return filed by SPAC or the applicable Company Party, as applicable, for the taxable year in which the Mergers are effected) unless otherwise required pursuant to a “determination” within the meaning of Section 1313(a) of the Code or a change in applicable Law and (iii) cooperate with each other and their respective tax counsel to document and support the Mergers Intended Tax Treatment (including without limitation to the covenants set forth in Section 7.17(f)).
(d) Each of the Parties hereto shall (and shall cause its respective Affiliates to) cooperate, as and to the extent reasonably requested by another Party hereto, in connection with the filing of relevant Tax Returns, and the defense of any Tax audit or similar Tax proceeding. Such cooperation shall include using commercially reasonable efforts to retain and (upon the other Party’s request) provide records and information reasonably relevant and available to any Tax audit or similar Tax proceeding, and, making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder (to the extent such information or explanation is not publicly or otherwise reasonably available).
(e) If, in connection with the preparation and filing of the Registration Statement and Proxy Statement, the SEC requires that a tax opinion be prepared and submitted regarding the qualification of the Mergers for the Mergers Intended Tax Treatment, SPAC will use its commercially reasonable best efforts to cause U.S. tax counsel engaged by SPAC to deliver such tax opinion to SPAC. In such case, each Party shall use commercially reasonable best efforts to execute and deliver customary Tax representation letters to the applicable tax counsel in form and substance reasonably satisfactory to such counsel (the “Tax Representation Letters”). Notwithstanding anything to the contrary in this Agreement, no Party shall be required to deliver a Tax representation letter that includes any untrue statement of fact, and Loeb & Loeb LLP shall not be required to provide any opinion to any Party regarding the tax consequences of the Recapitalization to any party or of any other transaction contemplated herein to the Company or its shareholders.
(f) The Company shall timely file, or cause to be filed, an IRS Form 8832 entity classification election to treat Merger Sub 2 as an entity disregarded as separate from the Company effective as of the date of Merger Sub 2’s formation.
7.18 No Trading. The Company Parties acknowledge and agree that they are aware, and that to the extent practicable, the Company Parties have made the Company’s Affiliates aware of, the restrictions imposed by U.S. federal securities laws and the rules and regulations of the SEC promulgated thereunder or otherwise and other applicable foreign and domestic Laws on a Person possessing material nonpublic information about a publicly traded company. The Company hereby agrees that it shall not purchase or sell any securities of SPAC in violation of such Laws, or cause or encourage any Person to do the foregoing.
7.19 Shareholder Litigation. In the event that any shareholder litigation related to this Agreement or the other Transaction Agreements or the Transactions is brought or threatened in writing against SPAC or the Company Parties, or any of the respective members of their boards of directors, after the date of this Agreement and prior to the Closing (the “Shareholder Litigation”), SPAC or the Company Parties, as applicable, shall promptly notify the other Party in writing of any such Shareholder Litigation and shall keep the other Party reasonably informed with respect to the status thereof.

7.20 Notices of Certain Events.
(a) During the Interim Period, each of SPAC and the Company Parties shall reasonably promptly notify the other Party of:
(i) any written notice from any Person alleging or raising the possibility that the consent of such Person is or may be required in connection with the Transactions or that the Transactions might give rise to any material Action or other material rights by or on behalf of such Person or result in the loss of any material rights or privileges of SPAC or the Group, as applicable, to any such Person or create any Lien on any of SPAC’s or the Group’s, as applicable, assets;
(ii) any notice or other communication from any Governmental Authority that is material to the Transactions;
(iii) any material Action commenced or threatened in writing against, relating to or involving or otherwise affecting the consummation of the Transactions;
(iv) any fact, matter or circumstance that would or would be reasonably likely to give rise to or result in a Company Material Adverse Effect or a SPAC Material Adverse Effect, as applicable; and
(v) any material inaccuracy of any representation or warranty of such party contained in this Agreement at any time during the term hereof, or any failure of such party to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder, that would reasonably be expected to cause any of the conditions set forth in Article VIII not to be satisfied.
(b) Notwithstanding anything to the contrary contained herein, any failure to give such notice pursuant to this Section 7.20 shall not give rise to any liability of the Company Parties or SPAC or be taken into account in determining whether the conditions in Article VIII have been satisfied or give rise to any right of termination set forth in Article IX.
7.21 SPAC Warrant Agreement. Prior to the Closing, the Company, SPAC and the warrant agent thereunder shall negotiate in good faith the Warrant Adoption Agreement, pursuant to which, among other things, (i) SPAC will terminate the SPAC Warrant and (ii) the Company will adopt the Company Warrant Agreement, in each case, to provide for the existence of warrants of the Company, each of which will represent the right to receive, from the Closing, a warrant to purchase one Company Ordinary Share, on the terms and subject to the conditions set forth therein and in accordance with Section 3.7(a)(v); provided that the Company may, in its good faith discretion, elect to instead amend and restate the SPAC Warrant Agreement to cause each SPAC Warrant to represent the right to receive, from the Closing, a warrant to purchase one Company Ordinary Share, on the terms and subject to the conditions set forth therein (the “A&R Warrant Agreement”, and as between the A&R Warrant Agreement and the Warrant Adoption Agreement, the agreement entered into at Closing among the Company, SPAC and warrant agent shall be referred to as the “Closing Warrant Agreement”).
7.22 Company Post Closing Equity Incentive Programs.
(a) Prior to (or effective as of immediately prior to) the First Merger Effective Time, the Company shall cause to be approved and adopted the Company Post-Closing Equity Plan, which shall be on terms and conditions as determined by the Company; provided that (i) the number of Company Ordinary Shares initially reserved for issuance under the Company Post-Closing Equity Plan shall be equal to (A) 10% of the total number of Company Ordinary Shares outstanding as of immediately following the Closing (for the avoidance of doubt, after giving effect to the Capital Restructuring and as determined on a fully-diluted basis) plus (B) the aggregate number of Company Ordinary Shares underlying the Company Earnout Bonus Options and Company Earnout Bonus RSUs and (ii) the Company Post-Closing Equity Plan shall include an automatic annual increase to such share reserve, beginning with the first fiscal year of the Company following the year in which the Closing occurs and ending with the fiscal year of the Company that is nine (9) years thereafter, equal to the lesser of (x) 5% of the total number of Company Ordinary Shares outstanding on the last day of the immediately preceding fiscal year of the Company or (y) a lesser number of shares of the Company Ordinary Shares determined by the post-Closing board of the Company or a duly authorized committee of the post-Closing board of the Company in its discretion. The share limits set forth in this Section 7.22(a) shall be subject to equitable adjustment in accordance with the terms of the Company Post-Closing Equity Plan.

(b) Prior to (or effective as of immediately prior to) the First Merger Effective Time, the Company shall cause to be approved and adopted the Company Post-Closing ESPP, which shall be on terms and conditions as determined by the Company; provided that (i) the number of Company Ordinary Shares initially reserved for issuance under the Company Post-Closing ESPP shall be equal to 2% of the total number of Company Ordinary Shares outstanding as of immediately following the Closing (for the avoidance of doubt, after giving effect to the Capital Restructuring and as determined on a fully-diluted basis) and (ii) the Company Post-Closing ESPP shall include an automatic annual increase to such share reserve, beginning with the first fiscal year of the Company following the year in which the Closing occurs and ending with the fiscal year of the Company that is nine (9) years thereafter, equal to the lesser of (x) 1% of the total number of Company Ordinary Shares outstanding on the last day of the immediately preceding fiscal year of the Company or (y) a lesser number of shares of the Company Ordinary Shares determined by the post-Closing board of the Company or a duly authorized committee of the post-Closing board of the Company in its discretion. The share limits set forth in this Section 7.22(b) shall be subject to equitable adjustment in accordance with the terms of the Company Post-Closing ESPP.
7.23 Post-Closing Board of Directors; Corporate Governance. The Parties shall take all necessary action so that, effective as of the Closing, the Company’s board of directors (the “Post-Closing Board”) will (a) contain at least one director who is a director on the SPAC Board immediately prior to the Closing and (b) be divided into three classes of directors with “staggered” terms as determined by the Company (including with respect to which director is part of which class). The Post-Closing Board shall satisfy the listing requirements of the Stock Exchange on which the Company Ordinary Shares are to be listed upon the Closing (including where relevant after giving effect to the “controlled company” exception under relevant listing rules).
ARTICLE VIII
CONDITIONS TO OBLIGATIONS
8.1 Conditions to Obligations of SPAC and the Company Parties. The obligations of SPAC and the Company Parties to consummate, or cause to be consummated, the Transactions is subject to the satisfaction of the following conditions, any one or more of which may be waived in writing by all of such parties:
(a) the approval of the SPAC Shareholder Approval Matters shall have been obtained and shall remain in full force and effect;
(b) the Company Shareholder Approval shall have been obtained and shall remain in full force and effect;
(c) the Capital Restructuring shall have been completed in accordance with the terms hereof;
(d) there shall not be in force any Governmental Order, statute, rule or regulation enjoining or prohibiting the consummation of the Mergers; provided that the Governmental Authority issuing such Governmental Order has competent jurisdiction over the Parties hereto with respect to the Transactions;
(e) after deducting the SPAC Shareholder Redemptions amount, SPAC shall have at least US$5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act);
(f) the Company’s listing application with Nasdaq (or, at the Company’s election, another Stock Exchange) in connection with the Mergers shall have been conditionally approved and, immediately following the Closing, the Company shall satisfy any applicable initial and continuing listing requirements of Nasdaq (or, at the Company’s election, another Stock Exchange) and the Company shall not have received any notice of non-compliance therewith, and the Company Ordinary Shares to be issued in connection with the Mergers shall have been conditionally approved for listing on Nasdaq (or, at the Company’s election, another Stock Exchange), subject to official notice of issuance;
(g) the Registration Statement shall have become effective in accordance with the provisions of the Securities Act, no stop order shall have been issued by the SEC which remains in effect suspending the effectiveness of the Registration Statement, and no proceeding seeking such a stop order shall have been threatened or initiated by the SEC and not withdrawn; and
(h) the Closing Warrant Agreement has been duly executed and delivered by the Company, SPAC and the warrant agent thereunder.

8.2 Conditions to Obligations of SPAC. The obligations of SPAC to consummate, or cause to be consummated, the Transactions are subject to the satisfaction of the following additional conditions, any one or more of which may be waived in writing by SPAC:
(a) (i) the Company Fundamental Representations shall be true and correct in all material respects, in each case, as of the Closing Date, except with respect to such representations and warranties which speak as to an earlier date, which representations and warranties shall be true and correct in all material respects at and as of such earlier date, except for changes after the date of this Agreement which are contemplated or expressly permitted by this Agreement or the Ancillary Agreements, (ii) the representation and warranty of the Company contained in the second sentence of Section 5.25 shall be true and correct as of the Closing Date in all respects, and (iii) each of the representations and warranties of the Company contained in this Agreement other than the Company Fundamental Representations and the second sentence of Section 5.25 (disregarding any qualifications and exceptions contained therein relating to materiality, material adverse effect and Company Material Adverse Effect or any similar qualification or exception) shall be true and correct as of the Closing Date, except with respect to such representations and warranties which speak as to an earlier date, which representations and warranties shall be true and correct at and as of such earlier date, except for, in the case of this clause (iii) only, inaccuracies or omissions that would not reasonably be expected to have a Company Material Adverse Effect;
(b) each of the covenants of the Company Parties to be performed as of or prior to the Closing shall have been performed in all material respects; and
(c) there shall not have occurred a Company Material Adverse Effect after the date of this Agreement that is continuing.
8.3 Conditions to the Obligations of the Company Parties. The obligations of the Company Parties to consummate, or cause to be consummated, the Transactions is subject to the satisfaction of the following additional conditions, any one or more of which may be waived in writing by the Company:
(a) (i) the representations and warranties of SPAC contained in the first and second sentences of Section 6.1 (SPAC Organization), Section 6.2 (Due Authorization), Section 6.3 (No Conflict), Section 6.4 (Litigation and Proceedings), Section 6.7 (Governmental Authorities; Approvals), Section 6.12 (Capitalization of SPAC), Section 6.13 (Brokers’ Fees), and Section 6.17 (SPAC Related Parties) (collectively, the “SPAC Fundamental Warranties”) shall be true and correct in all material respects as of the Closing Date, except with respect to such representations and warranties which speak as to an earlier date, which representations and warranties shall be true and correct in all material respects at and as of such earlier date, except for changes after the date of this Agreement which are contemplated or expressly permitted by this Agreement, (ii) the representation and warranty of SPAC contained in Section 6.10 shall be true and correct as of the Closing Date in all respects, and (iii) each of the representations and warranties of SPAC contained in this Agreement (other than the SPAC Fundamental Warranties and Section 6.10) (disregarding any qualifications and exceptions contained therein relating to materiality, material adverse effect or any similar qualification or exception) shall be true and correct as of the Closing Date, except with respect to such representations and warranties which speak as to an earlier date, which representations and warranties shall be true and correct at and as of such earlier date, except for, in the case of this clause (iii) only, inaccuracies or omissions that would not, individually or in the aggregate, reasonably be expected to have a SPAC Material Adverse Effect;
(b) each of the covenants of SPAC to be performed as of or prior to the Closing shall have been performed in all material respects;
(c) there shall have not occurred a SPAC Material Adverse Effect after the date of this Agreement that is continuing;
(d) the Total Cash Proceeds Amount shall be no less than US$200,000,000; and
(e) the SPAC Units, SPAC Class A Ordinary Shares and SPAC Public Warrants shall remain, as of immediately prior to the First Merger Effective Time, listed on a Stock Exchange and SPAC shall have been in material compliance with the reporting requirements under the Exchange Act applicable to the SPAC.

ARTICLE IX
TERMINATION/EFFECTIVENESS
9.1 Termination. This Agreement may be terminated and the Transactions abandoned at any time prior to the Closing:
(a) by mutual written consent of both the Company and SPAC at any time;
(b) by the Company or SPAC, if the Closing shall not have occurred by 5:00 p.m. (New York time) on the date that is six months from the date of this Agreement (the “Agreement End Date”); provided that neither the Company nor SPAC may terminate this Agreement pursuant to this Section 9.1(b) if it is in material breach of any of its obligations hereunder and such material breach causes, or results in, either (i) the failure to satisfy the conditions to the obligations of the terminating party to consummate the Closing set forth in Article VIII prior to the Agreement End Date or (ii) the failure of the Closing to have occurred prior to the Agreement End Date;
(c) by the Company or SPAC, if any Governmental Authority shall have enacted, issued, promulgated, enforced or entered any Governmental Order, which has become final and non-appealable and has the effect of making consummation of the Mergers illegal or otherwise preventing or prohibiting consummation of the Mergers;
(d) subject to Section 7.7(b), by the Company or SPAC, if the approval of the SPAC Shareholder Approval Matters shall not have been obtained by reason of the failure to obtain the required vote at the SPAC Shareholder Meeting duly convened therefor and at any adjournment or postponement thereof, as applicable;
(e) subject to Section 7.7(c), by the Company or SPAC, if the Company Shareholder Approval shall not have been obtained by reason of the failure to obtain the required vote at the Company Shareholders’ Meeting duly convened therefor and at any adjournment or postponement thereof, as applicable;
(f) by (i) the Company, if the SPAC Board shall have made a SPAC Change in Recommendation or (ii) SPAC, if the Company Board shall have made a Company Change in Recommendation;
(g) by the Company, if there shall have been any event or occurrence that has had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the SPAC’s ability to consummate the Transactions;
(h) by the Company, if SPAC is in material breach of any of its obligations hereunder and such material breach will result in the failure to satisfy the conditions to the obligations of the Company Parties to consummate the Closing set forth in Section 8.3, provided that if such material breaches are curable by SPAC, then such termination shall not be effective for a period of up to thirty (30) calendar days after receipt by SPAC of notice from the Company of such material breaches, but only as long as SPAC continues to use its reasonable best efforts to cure such material breaches, and such termination by the Company shall be effective by the end of such thirty (30) calendar days if such breach has not been cured;
(i) by SPAC, if the Company has suffered or there is a Company Material Adverse Effect that is continuing; and
(j) by SPAC, if the Company Parties are in material breach of any of their respective obligations hereunder and such material breach will result in the failure to satisfy the conditions to the obligations of SPAC to consummate the Closing set forth in Section 8.2, provided that if such material breaches are curable by the Company Parties, then such termination shall not be effective for a period of up to thirty (30) calendar days after receipt by the Company of notice from SPAC of such material breaches, but only as long as the Company Parties continue to use their respective reasonable best efforts to cure such material breaches, such termination by SPAC shall be effective by the end of such thirty (30) calendar days if such breach has not been cured.
9.2 Effect of Termination. In the event that this Agreement is validly terminated in accordance with Section 9.1, then each of the Parties hereto shall be relieved of its duties and obligations arising under this Agreement after the date of such termination and such termination shall be without liability to any of the Parties; provided, however, that notwithstanding anything herein to the contrary, (i) no such termination shall relieve any Party from liability for any willful breach of this Agreement, willful misconduct or any Fraud Claim, and (ii) the provisions of this Section 9.2 and Article X and the Nondisclosure Agreement shall remain in full force and effect and survive any termination of this Agreement in accordance with its terms.

ARTICLE X
MISCELLANEOUS
10.1 Trust Account Waiver. Each of the Company Parties acknowledges that SPAC is a blank check company with the powers and privileges to effect a Business Combination. Each of the Company Parties further acknowledges that, as described in the prospectus dated February 27, 2025, available at www.sec.gov, substantially all of SPAC assets consist of the cash proceeds of SPAC’s initial public offering and private placements of its securities and substantially all of those proceeds have been deposited in a trust account for the benefit of SPAC, certain of its public shareholders and the underwriters of SPAC’s initial public offering (the “Trust Account”). Each of the Company Parties acknowledges that it has been advised by SPAC that funds in the Trust Account may be disbursed only in accordance with the Trust Agreement and SPAC’s Governing Documents. For and in consideration of SPAC entering into this Agreement, the receipt and sufficiency of which are hereby acknowledged, each of the Company Parties hereby irrevocably waives any right, title, interest or claim of any kind it has or may have in the future in or to any monies in the Trust Account and agree not to seek recourse against the Trust Account or any funds distributed therefrom as a result of, or arising out of, this Agreement and any negotiations, Contracts or agreements with SPAC; provided that (x) nothing herein shall serve to limit or prohibit the Company’s right to pursue a claim against SPAC for legal relief against monies or other assets held outside the Trust Account, for specific performance or other equitable relief in connection with the consummation of the Transactions (including a claim for SPAC to specifically perform its obligations under this Agreement and cause the disbursement of the balance of the cash remaining in the Trust Account (after giving effect to the SPAC Shareholder Redemptions) to the Company in accordance with the terms of this Agreement and the Trust Agreement) so long as such claim would not affect SPAC’s ability to fulfill its obligation to effectuate the SPAC Shareholder Redemptions, or for fraud, and (y) nothing herein shall serve to limit or prohibit any claims that the Company may have in the future against SPAC’s assets or funds that are not held in the Trust Account (including any funds that have been released from the Trust Account and any assets that have been purchased or acquired with any such funds).
10.2 Waiver. Each provision in this Agreement may only be waived by written instrument making specific reference to this Agreement signed by the party against whom enforcement of any such provision so waived is sought. No action taken pursuant to this Agreement, including any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representation, warranty, covenant or agreement contained herein. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach. No failure on the part of any party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy.
10.3 Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed given (a) when delivered personally by hand (with written confirmation of receipt by other than automatic means, whether electronic or otherwise), (b) when sent by email (with no automated reply, such as an out-of-office notification, no mail undeliverable notification or other rejection notice) or (c) one (1) Business Day following the day sent by an internationally recognized overnight courier (with written confirmation of receipt), in each case, at the following addresses or email addresses (or to such other address or email address as a party may have specified by notice given to the other Party pursuant to this provision):

(a) If to SPAC, prior to the Closing, to:

NewHold Investment Corp III 52 Vanderbilt Avenue Suite 2005 New York, NY 10017 Attention: Kevin Charlton Email: ***

with copies (which shall not constitute actual or constructive notice) to:

Loeb & Loeb LLP 345 Park Avenue New York, NY 10154 Attention: Giovanni Caruso; Ronelle Porter Email: ***; ***

(b) If to any of the Company Parties, to:

NewCleo Ltd. 55 South Audley Street London, W1K 2QH United Kingdom Attention: Khalil Bukhari Email: ***

with copies (which shall not constitute actual or constructive notice) to:

Davis Polk & Wardwell LLP 450 Lexington Avenue New York, NY 10017 Attention: Michael Senders; Yasin Keshvargar Email: ***; ***

or to such other address or addresses as the Parties may from time to time designate in writing. Copies delivered solely to outside counsel shall not constitute notice.
10.4 Assignment. No Party hereto shall assign, delegate or otherwise transfer this Agreement or any part hereof without the prior written consent of the other Parties and any such assignment, delegation or transfer without such prior written consent shall be null and void. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective permitted successors and assigns.
10.5 Rights of Third Parties. Nothing expressed or implied in this Agreement is intended or shall be construed to confer upon or give any Person, other than the Parties hereto, any right or remedies under or by reason of this Agreement; provided, however, that (a) the SPAC Indemnified Parties (and their successors, heirs and representatives), are intended third-party beneficiaries of, and may enforce, Section 7.11, and (b) the Nonparty Affiliates are intended third-party beneficiaries of, and may enforce, Section 10.16.
10.6 Expenses. Except as otherwise set forth in this Agreement, each Party hereto shall be responsible for and pay its own expenses incurred in connection with this Agreement and the Transactions, including all fees of its legal counsel, investment bankers, brokers, finders, and other representatives or consultants; provided that if the Closing shall occur, the Company shall pay or cause to be paid the Unpaid Transaction Expenses in accordance with Section 4.3 (provided that the SPAC Transaction Expenses shall not exceed $14,000,000 in the aggregate exclusive of any fees owed by SPAC to financial advisors acting as placement agents in connection with the PIPE Investment). The Parties further agree that the payments set forth in this Section 10.6 shall be the sole and exclusive remedy (whether at law, in equity, in contract, in tort or otherwise) if this Agreement is terminated pursuant to Section 9.1; provided, further, that the foregoing shall not limit (x) each Party from liability for any willful breach of this Agreement, willful misconduct or fraud relating to events occurring prior to termination of this Agreement, or (y) the rights of each Party to seek specific performance or other injunctive relief under Section 10.15 in lieu of terminating this Agreement. No Party shall be liable to the other Parties for any indirect, punitive, special or consequential losses or damages arising out of this Agreement.
10.7 Governing Law; Jurisdiction.
(a) This Agreement, and any claim or cause of action hereunder based upon, arising out of or related to this Agreement (whether based on law, in equity, in contract, in tort or any other theory) or the negotiation, execution, performance or enforcement of this Agreement, shall be governed by and construed in accordance with the Laws of the State of New York without regard to the conflicts of law principles thereof that would subject such matter to the Laws of another jurisdiction. Notwithstanding the foregoing, the Mergers and the exercise of appraisal and dissenters’ rights under the Cayman Companies Act, the fiduciary or other duties of the board of directors of SPAC, the Company and the Merger Subs with respect to the Mergers, shall, in each case, be construed, performed and enforced in accordance with the Laws of the Cayman Islands.
(b) All Legal Proceedings arising under the Laws of the State of New York out of or relating to this Agreement shall be heard and determined exclusively in any federal court sitting in the Borough of Manhattan of The City of New York; provided, however, that if such federal court does not have jurisdiction over such Legal Proceedings, they shall be heard and determined exclusively in the Supreme Court of the State of New York, Commercial Division, sitting in the Borough of Manhattan of The City of New York (and any appellate court therefrom). Each of the Parties hereto agrees that mailing of process or other papers in connection with any such Legal Proceedings in the manner provided in Section 10.3 or in such other manner as may be permitted by applicable Laws, will be valid and sufficient service thereof. Each of the Parties hereto hereby (i) submits to the exclusive jurisdiction of the aforesaid courts for the purpose of any Legal Proceeding arising under the Laws of the State of New York out of or relating to this Agreement brought by any Party hereto, and (ii) irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any Legal Proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder any claim that it is not personally subject to the jurisdiction of the aforesaid courts for any reason, other than the failure to serve process in accordance with this Section 10.7.
10.8 Waiver of Jury Trial. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LEGAL REQUIREMENTS WHICH CANNOT BE WAIVED, EACH OF THE PARTIES AND ANY PERSON ASSERTING RIGHTS AS A THIRD-PARTY BENEFICIARY MAY DO SO ONLY IF HE, SHE OR IT IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT TO TRIAL BY JURY ON ANY CLAIMS OR COUNTERCLAIMS ASSERTED IN ANY LEGAL DISPUTE RELATING TO THIS AGREEMENT, EACH OTHER TRANSACTION AGREEMENT AND THE CONSUMMATION OF THE TRANSACTIONS, AND FOR ANY COUNTERCLAIM RELATING THERETO, IN EACH CASE, WHETHER NOW EXISTING OR HEREAFTER ARISING. IF THE SUBJECT MATTER OF ANY SUCH LEGAL DISPUTE IS ONE IN WHICH THE WAIVER OF JURY TRIAL IS PROHIBITED, NO PARTY NOR ANY PERSON ASSERTING RIGHTS AS A THIRD-PARTY BENEFICIARY SHALL ASSERT IN SUCH LEGAL DISPUTE A NONCOMPULSORY COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER TRANSACTION AGREEMENTS AND THE CONSUMMATION OF THE TRANSACTIONS. FURTHERMORE, NO PARTY NOR ANY PERSON ASSERTING RIGHTS AS A THIRD-PARTY BENEFICIARY SHALL SEEK TO CONSOLIDATE ANY SUCH LEGAL DISPUTE WITH A SEPARATE ACTION OR OTHER LEGAL PROCEEDING IN WHICH A JURY TRIAL CANNOT BE WAIVED.
10.9 Company and SPAC Disclosure Letters. The Company Disclosure Letter and the SPAC Disclosure Letter (including, in each case, any section thereof) referenced herein are a part of this Agreement as if fully set forth herein. All references herein to the Company Disclosure Letter and/or the SPAC Disclosure Letter (including, in each case, any section thereof) shall be deemed references to such parts of this Agreement, unless the context shall otherwise require. Any disclosure made by a party in the applicable Disclosure Letter, or any section thereof, with reference to any section of this Agreement or section of the applicable Disclosure Letter shall be deemed to be a disclosure with respect to such other applicable sections of this Agreement or sections of applicable Disclosure Letter if it is reasonably apparent on the face of such disclosure that such disclosure is responsive to such other section of this Agreement or section of the applicable Disclosure Letter. Certain information set forth in the Disclosure Letters is included solely for informational purposes and shall not be deemed to constitute an acknowledgment by the Company or SPAC, as applicable that the matter is required to be disclosed by the terms of this Agreement, nor shall such disclosure be deemed (a) an admission of any breach or violation of any Contract or applicable Law, (b) an admission of any liability or obligation to any third party, or (c) to establish a standard of materiality.
10.10 Entire Agreement. (a) This Agreement (together with the Company Disclosure Letter and the SPAC Disclosure Letter), (b) the Registration Rights Agreement, the Subscription Agreements, the A&R Articles of Association, the Company Shareholder Support Agreement, the Sponsor Support Agreement and Closing Warrant Agreement (once prepared) (collectively, the “Ancillary Agreements”), (c) Confidentiality Commitment, by and

between SPAC and newcleo SA, dated as of October 27, 2025 (the “Nondisclosure Agreement”), (d) the other Transaction Agreements (including the Plans of Merger), and (e) any other documents and instruments and agreements among the Parties hereto as contemplated or referred to herein, constitute the entire agreement among the Parties to this Agreement relating to the Transactions and supersede any other agreements, whether written or oral, that may have been made or entered into by or among any of the Parties hereto or any of their respective Subsidiaries relating to the Transactions. No representations, warranties, covenants, understandings, agreements, oral or otherwise, relating to the Transactions exist between such Parties, except as expressly set forth in this Agreement and the Ancillary Agreements.
10.11 Amendments. Subject to applicable Law, the Parties may modify or amend this Agreement by written agreement executed and delivered by the duly authorized officers of each of the respective Parties; provided that no amendment shall be made to this Agreement after the Closing; provided, further, that after receipt of the approval of the SPAC Shareholder Approval Matters, if any such amendment shall by applicable Law or SPAC’s Governing Documents require further approval of the shareholders of SPAC, the effectiveness of such amendment shall be subject to the approval of the shareholders of SPAC; provided, further, that after receipt of the Company Shareholder Approval, if any such amendment shall by applicable Law or the Company’s Governing Documents require further approval of the Company Shareholders, the effectiveness of such amendment shall be subject to the approval of the Company Shareholders.
10.12 Publicity.
(a) All press releases or other public communications relating to the Transactions, and the method of the release for publication thereof, shall, prior to the Closing, be subject to the prior mutual approval of SPAC and the Company, which approval shall not be unreasonably withheld by any Party; provided that no Party shall be required to obtain consent pursuant to this Section 10.12(a) to the extent any proposed release or statement is substantially equivalent to the information that has previously been made public without breach of the obligation under this Section 10.12(a).
(b) The restriction in Section 10.12(a) shall not apply to the extent the public announcement is required by applicable securities Law, any Governmental Authority or Stock Exchange rule; provided, however, that in such an event, the Party making the announcement shall use its reasonable best efforts to consult with the other Party in advance as to its form, content and timing.
10.13 Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement shall remain in full force and effect. The Parties further agree that if any provision contained herein is, to any extent, held invalid or unenforceable in any respect under the Laws governing this Agreement, they shall take any actions necessary to render the remaining provisions of this Agreement valid and enforceable to the fullest extent permitted by Law and, to the extent necessary, shall amend or otherwise modify this Agreement to replace any provision contained herein that is held invalid or unenforceable with a valid and enforceable provision giving effect to the intent of the Parties.
10.14 Headings; Counterparts. The table of contents and headings in this Agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one (1) and the same instrument.
10.15 Enforcement. The Parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that the Parties hereto do not perform the provisions of this Agreement (including failing to take such actions as are required of them under the provisions of this Agreement in order to consummate the Mergers) in accordance with its specified terms or otherwise breach or threaten to breach such provisions. The Parties acknowledge and agree that the Parties hereto shall be entitled, in addition to any other remedy to which they are entitled at law or in equity, to an injunction, specific performance and other equitable relief to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions hereof. Without limiting the foregoing, each of the Parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that (a) there is adequate remedy at law or (b) an award of specific performance is not an appropriate remedy for any reason at law or in equity. Any Party seeking an order or injunction to prevent breaches or threatened breaches and to enforce specifically the terms and provisions of this Agreement shall not be required to provide any bond or other security in connection with any such order or injunction.

10.16 Non-Recourse. Except to the extent otherwise set forth in the Ancillary Agreements, all claims, obligations, liabilities, or causes of action (whether in contract or in tort, in law or in equity or granted by statute) that may be based upon, in respect of, arise under, out or by reason of, be connected with, or relate in any manner to this Agreement, or the negotiation, execution, or performance of this Agreement (including any representation or warranty made in, in connection with, or as an inducement to, this Agreement), may be made only against (and such representations and warranties are those solely of) the Persons that are expressly identified as parties in the preamble to this Agreement (the “Contracting Parties”). No Person who is not a Contracting Party, including any current, former or future director, officer, employee, incorporator, member, partner, manager, shareholder, Affiliate, agent, attorney, representative or assignee of, and any financial advisor to any Contracting Party, or any current, former or future director, officer, employee, incorporator, member, partner, manager, shareholder, Affiliate, agent, attorney, representative or assignee of, and any financial advisor or lender to, any of the foregoing (collectively, the “Nonparty Affiliates”), shall have any liability (whether in contract or in tort, in law or in equity, or granted by statute) for any claims, causes of action, obligations, or liabilities arising under, out of, in connection with, or related in any manner to this Agreement or based on, in respect of, or by reason of this Agreement or its negotiation, execution, performance or breach (other than as set forth in the Ancillary Agreements), and, to the maximum extent permitted by Law, each Contracting Party hereby waives and releases all such liabilities, claims, causes of action, and obligations against any such Nonparty Affiliates. Without limiting the foregoing, to the maximum extent permitted by Law, except to the extent otherwise set forth in the Ancillary Agreements: (a) each Contracting Party hereby waives and releases any and all rights, claims, demands, or causes of action that may otherwise be available at law or in equity, or granted by statute, to avoid or disregard the entity form of a Contracting Party or otherwise impose liability of a Contracting Party on any Nonparty Affiliate, whether granted by statute or based on theories of equity, agency, control, instrumentality, alter ego, domination, sham, single business enterprise, piercing the veil, unfairness, undercapitalization, or otherwise; and (b) each Contracting Party disclaims any reliance upon any Nonparty Affiliates with respect to the performance of this Agreement or any representation or warranty made in, in connection with, or as an inducement to this Agreement.
10.17 Non-Survival. Except (x) as otherwise contemplated by Section 9.2 or (y) in the case of claims against a Person in respect of such Person’s willful misconduct or Fraud Claims, each of the representations and warranties in this Agreement or in any certificate, statement or instrument delivered pursuant to this Agreement, including any rights arising out of any breach of such representations and warranties, shall not survive the Closing and shall terminate and expire upon the occurrence of the Closing (and there shall be no liability after the Closing in respect thereof), except for (a) those covenants and agreements contained in this Agreement that by their terms expressly apply in whole or in part after the Closing, and then only with respect to any breaches occurring after the Closing, and (b) this Article X.
10.18 Conflicts and Privilege. Each of the Parties hereby agrees on behalf of their respective successors and assigns (including after the Closing, the Second Merger Surviving Company) (all such parties, the “Acknowledging Parties”), that any legal counsel (including Loeb & Loeb LLP (“Loeb”)) that represented SPAC or the Sponsor prior to the Closing, may represent the Sponsor or SPAC or any of their respective directors, members, partners, officers, employees or Affiliates (other than the Second Merger Surviving Company) (collectively, the “Sponsor Group”), in each case, solely in connection with any Action or obligation arising out of or relating to this Agreement, any Ancillary Agreement or the transactions contemplated hereby or thereby, notwithstanding its prior representation of the Sponsor, SPAC and its Subsidiaries, or other Acknowledging Parties. Each of the Parties, on behalf of itself and the Acknowledging Parties, hereby agrees that all legally privileged communications, between the Sponsor, SPAC, or its Subsidiaries, or any other member of the Sponsor Group, on the one hand, and Loeb (in its role as counsel to SPAC), on the other hand, made prior to the Closing, in connection with the negotiation, preparation, execution, delivery and performance under, or any dispute or Action arising out of or relating to, this Agreement, any Ancillary Agreements or the transactions contemplated hereby or thereby, are privileged communications that do not pass to the Second Merger Surviving Company notwithstanding the Mergers, and instead survive, remain with and are controlled by the Sponsor Group (the “Privileged Communications”), without any waiver thereof. The Parties, together with any of their successors or assigns, agree that no Person may use or rely on any of the Privileged Communications, whether located in the records or email server of the Second Merger Surviving Company and its Subsidiaries, in any Action against or involving any of the Parties after the Closing, and the Parties agree not to assert that any privilege has been waived as to the Privileged Communications, by virtue of the Mergers. Notwithstanding the foregoing, any privileged communications or information shared by the Company prior to the Closing with SPAC or the Sponsor under a common interest agreement shall remain the privileged communications or information of the Second Merger Surviving Company.
[Remainder of page intentionally left blank]

IN WITNESS WHEREOF the parties have hereunto caused this Agreement to be duly executed as of the date first above written.

NEWHOLD INVESTMENT CORP III

By:	/s/ Kevin Charlton
	Name:	Kevin Charlton
	Title:	Chief Executive Officer

[Signature Page to Business Combination Agreement]

IN WITNESS WHEREOF the parties have hereunto caused this Agreement to be duly executed as of the date first above written.

NEWCLEO LTD.

By:	/s/ Stefano Buono
	Name:	Stefano Buono
	Title:	Chief Executive Officer

NEWCLEO1 LTD.

By:	/s/ Stefano Buono
	Name:	Stefano Buono
	Title:	Director

NEWCLEO2 LTD.

By:	/s/ Stefano Buono
	Name:	Stefano Buono
	Title:	Director

[Signature Page to Business Combination Agreement]

Exhibit E
Dated [•] 2026
NewHold Investment Corp III

newcleo1 Ltd.

and

[newcleo plc]
PLAN OF MERGER

This plan of merger (this Plan of Merger) is made on [•] 2026.
PARTIES:
1
NewHold Investment Corp III, an exempted company with limited liability incorporated in the Cayman Islands with registered number 412846 and having its registered office at c/o Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman, KY1-9009, Cayman Islands (the Surviving Company);

2
newcleo1 Ltd., an exempted company with limited liability incorporated in the Cayman Islands with registered number 434366 and having its registered office at c/o Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman, KY1-9009, Cayman Islands (the Merging Company),

(the Surviving Company and the Merging Company are together known as the Constituent Companies); and
3	[newcleo plc], a public limited company incorporated under the Laws of England and Wales (the PubCo).
RECITALS:
A
The directors of each Constituent Company have approved a merger of the Constituent Companies so that the Merging Company will merge with and into the Surviving Company (the Merger). Immediately upon the Merger becoming effective the undertaking, property and liabilities of the Constituent Companies will automatically vest in the Surviving Company, the Merging Company will cease to exist and the Surviving Company will continue as the surviving company.

B
Part 16 of the Companies Act (Revised) of the Cayman Islands (the Companies Act) provides for the statutory mechanics by which the Merger can be effected. Amongst other matters, the Companies Act requires that a written plan of merger be approved by each of the Constituent Companies and their shareholders and that such plan of merger be signed by a director on behalf of each Constituent Company and be filed with the Registrar of Companies in the Cayman Islands (the Registrar). Section 233(4) of the Companies Act provides a list of prescribed matters which must be addressed in the plan of merger.

C	Each Constituent Company wishes to enter this Plan of Merger in accordance with Part 16 of the Companies Act.
D
The directors of each Constituent Company have also approved the terms and conditions of that certain Business Combination Agreement dated [•] 2026 by and among the Surviving Company, the Merging Company, newcleo2 Ltd. and NewCleo Ltd. (as it may be amended, modified, supplemented or waived from time to time by the parties thereto, the Business Combination Agreement attached at Schedule 2 hereto).

E	PubCo wishes to enter into this Plan of Merger solely for the purposes of clause 5.2 of this Plan of Merger.
It is agreed as follows:
1	Definitions and Interpretation
1.1	Terms not otherwise defined in this Plan of Merger will have the meanings given to them in the Business Combination Agreement.
1.2	In this Plan of Merger:
(a)
except where the context otherwise requires, words denoting the singular include the plural and vice versa, words denoting a gender include every gender and references to persons include bodies corporate and unincorporated;

(b)
references to recitals, clauses and Schedules are, unless the context otherwise requires, references to recitals and clauses hereof and Schedules hereto and references to sub-clauses are, unless otherwise stated, references to the sub-clause of the clause in which the reference appears;

(c)
the recitals and the Schedules form part of this Plan of Merger and will have the same force and effect as if they were expressly set out in the body of this Plan of Merger and any reference to this Plan of Merger will include the recitals and the Schedules;

(d)
any reference to this Plan of Merger or to any agreement or document referred to in this Plan of Merger will be construed as a reference to such agreement or document as amended, varied, modified, supplemented, restated, novated or replaced from time to time;

(e)
any reference to any statute or statutory provision will, unless the context otherwise requires, be construed as a reference to such statute or statutory provision as the same may have been or may be amended, modified, extended, consolidated, re-enacted or replaced from time to time; and

(f)	clause headings and the index are inserted for convenience only and will not affect the construction of this Plan of Merger.
2	Name and registered office of each Constituent Company
2.1	The Merging Company and the Surviving Company are the constituent companies (as defined in section 232 of the Companies Act) participating in the Merger.
2.2	The Surviving Company will be the surviving company (as defined in section 232 of the Companies Act) following the Merger.
2.3	Following the Merger the Surviving Company will be named newcleo1 Ltd.
2.4	The registered office of the Merging Company is c/o Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman, KY1-9009, Cayman Islands.
2.5	The registered office of the Surviving Company is c/o Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman, KY1-9009, Cayman Islands.
2.6	Following the Merger the registered office of the Surviving Company will continue to be c/o Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman, KY1-9009, Cayman Islands.
3	Shares in the Constituent Companies
3.1	Immediately prior to the Effective Date, the authorised share capital of the Merging Company will be USD50,000 divided into 500,000,000 ordinary shares of par value of USD0.0001 each.
3.2
Immediately prior to the Effective Date, the authorised share capital of the Surviving Company will be USD50,000 divided into 479,000,000 Class A Ordinary shares of par value of USD0.0001 each, 20,000,000 Class B Ordinary Shares of par value of USD0.0001 each and 1,000,000 preference shares of a par value of USD0.0001.

3.3	Immediately following the Merger, the authorised share capital of the Surviving Company will be USD50,000 divided into 500,000,000 ordinary shares of par value of USD0.0001 each.
4	Effective Date
The Merger will be effective on the date that this Plan of Merger is registered by the Registrar in accordance with section 233(13) of the Companies Act or such later date as the directors of the Constituent Companies may agree and specify in accordance with this Plan of Merger and section 234 of the Companies Act (the Effective Date).
5	Terms and conditions of the Merger
5.1
The terms and conditions of the Merger, including the manner and basis of converting shares in the Merging Company into shares in the Surviving Company, are set out in this Plan of Merger and the Business Combination Agreement (including, without limitation, Article III of the Business Combination Agreement).

5.2
PubCo undertakes and agrees (it being acknowledged that PubCo will be the sole shareholder of the Surviving Company after the Merger) in consideration of the Merger to issue the Company Ordinary Shares (as that term is defined in the Business Combination Agreement) in accordance with the terms of the Business Combination Agreement.

5.3	On the Effective Date:
(a)
the rights, the property of every description including choses in action, and the business, undertaking, goodwill, benefits, immunities and privileges of each of the Constituent Companies will immediately vest in the Surviving Company in accordance with section 236(1)(b) of the Companies Act; and

(b)
the Surviving Company will become liable for and subject, in the same manner as the Constituent Companies, to all mortgages, charges or security interests, and all contracts, obligations, claims, debts and liabilities of each of the Constituent Companies in accordance with section 236(1)(c) of the Companies Act.

5.4	On the Effective Date, the Registrar will strike off the Merging Company from the Register of Companies of the Cayman Islands in accordance with section 236(3) of the Companies Act.
6	Rights and restrictions attaching to the shares of the Surviving Company
Following the Merger, the rights and restrictions attaching to the shares in the capital of the Surviving Company will be as detailed in the amended and restated memorandum and articles of association of the Surviving Company attached at Schedule 1 hereto.
7	Constitutional documentation of the Surviving Company
On the Effective Date (but not before), the memorandum and articles of association of the Surviving Company shall be amended and restated by the deletion of the then-current amended and restated memorandum and articles of association of the Surviving Company in their entirety and the substitution in their place of the amended and restated memorandum and articles of association of the Surviving Company attached at Schedule 1 hereto.
8	Director benefits
No director of the Surviving Company or the Merging Company has received or will receive any amount or benefit consequent upon the Merger.
9	Secured creditors
Neither the Surviving Company nor the Merging Company has any secured creditors nor has either the Surviving Company or the Merging Company granted any fixed or floating security interests that are outstanding as at the date of this Plan of Merger.
10	Directors of the Surviving Company
The names and addresses of the directors of the Surviving Company immediately following the Merger will be as follows:

Name	Address
[•]	[•]

11	Authorisations
11.1	The directors of each Constituent Company have approved this Plan of Merger in accordance with section 233(3) of the Companies Act.
11.2	The shareholders of each Constituent Company have authorised this Plan of Merger by way of a special resolution in accordance with section 233(6) of the Companies Act.
12	Termination or amendment
12.1	In accordance with section 235(1) of the Companies Act, at any time prior to the Effective Date, subject to the Business Combination Agreement, this Plan of Merger may be:
(a)	terminated by the directors of either of the Constituent Companies; or
(b)	amended by the directors of both of the Constituent Companies to:
(i)
change the Effective Date, provided that the new Effective Date of the Merger complies with the provisions of section 234 of the Companies Act such that it cannot be a date later than the ninetieth day after the date of registration of the Plan of Merger with the Registrar; or

(ii)
to make any other changes to this Plan of Merger which the directors of both the Constituent Companies consider, in their sole and absolute discretion, to be necessary or desirable for the purpose of effecting the Merger, provided that such changes do not materially adversely affect any rights of the shareholders of either Constituent Company, as determined by the directors of each of the Surviving Company and the Merging Company, respectively.

12.2
If this Plan of Merger is terminated or amended in accordance with clause 12.1 after it has been filed with the Registrar but before it has become effective, the Constituent Companies must file or cause to be filed notice of the termination or amendment (as applicable) with the Registrar in accordance with sections 235(2) and 235(4) of the Companies Act and must distribute copies of such notice in accordance with section 235(3) of the Companies Act.

13	Counterparts
This Plan of Merger may be executed and delivered in any number of counterparts, all of which taken together constitute one and the same document.
14	Governing law
This Plan of Merger is governed by and will be construed in accordance with the laws of the Cayman Islands.
[Signature page follows.]

This Plan of Merger has been entered into by the parties on the date first written above.
Surviving Company

Signed for and on behalf of	)
NewHold Investment Corp III	)
by:	)

)
Name:	)
Title:Director	)

Merging Company

Signed for and on behalf of	)
newcleo1 Ltd.	)
by:	)

)
Name:	)
Title:Director	)

PubCo

Signed for and on behalf of	)
[newcleo plc]	)
by:	)

)
Name:	)
Title:Director	)

[Signature Page to Plan of Merger (First Merger)]

Schedule 1

Amended and Restated Memorandum and Articles of Association
of the Surviving Company

Attached.

Schedule 2

Business Combination Agreement

Attached.

Dated [•] 2026
newcleo2 Ltd.

newcleo1 Ltd.

PLAN OF MERGER

This plan of merger (this Plan of Merger) is made on [•] 2026.
PARTIES:
1
newcleo2 Ltd., an exempted company with limited liability incorporated in the Cayman Islands with registered number 434342 and having its registered office at c/o Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman, KY1-9009, Cayman Islands (the Surviving Company); and

2
newcleo1 Ltd., an exempted company with limited liability incorporated in the Cayman Islands with registered number 412846 and having its registered office at c/o Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman, KY1-9009, Cayman Islands (the Merging Company),

(the Surviving Company and the Merging Company are together known as the Constituent Companies).
RECITALS:
A
The directors of each Constituent Company have approved a merger of the Constituent Companies so that the Merging Company will merge with and into the Surviving Company (the Merger). Immediately upon the Merger becoming effective the undertaking, property and liabilities of the Constituent Companies will automatically vest in the Surviving Company, the Merging Company will cease to exist and the Surviving Company will continue as the surviving company.

B
Part 16 of the Companies Act (Revised) of the Cayman Islands (the Companies Act) provides for the statutory mechanics by which the Merger can be effected. Amongst other matters, the Companies Act requires that a written plan of merger be approved by each of the Constituent Companies and their shareholders and that such plan of merger be signed by a director on behalf of each Constituent Company and be filed with the Registrar of Companies in the Cayman Islands (the Registrar). Section 233(4) of the Companies Act provides a list of prescribed matters which must be addressed in the plan of merger.

C	Each Constituent Company wishes to enter this Plan of Merger in accordance with Part 16 of the Companies Act.
D
The directors of each Constituent Company have also approved the terms and conditions of that certain Business Combination Agreement dated [•] 2026 by and among the Surviving Company, newcleo1 Ltd., NewHold Investment Corp III, and NewCleo Ltd. (as it may be amended, modified, supplemented or waived from time to time by the parties thereto, the Business Combination Agreement attached at Schedule 2 hereto).

It is agreed as follows:
1	Definitions and Interpretation
1.1	Terms not otherwise defined in this Plan of Merger will have the meanings given to them in the Business Combination Agreement.
1.2	In this Plan of Merger:
(a)
except where the context otherwise requires, words denoting the singular include the plural and vice versa, words denoting a gender include every gender and references to persons include bodies corporate and unincorporated;

(b)
references to recitals, clauses and Schedules are, unless the context otherwise requires, references to recitals and clauses hereof and Schedules hereto and references to sub-clauses are, unless otherwise stated, references to the sub-clause of the clause in which the reference appears;

(c)
the recitals and the Schedules form part of this Plan of Merger and will have the same force and effect as if they were expressly set out in the body of this Plan of Merger and any reference to this Plan of Merger will include the recitals and the Schedules;

(d)
any reference to this Plan of Merger or to any agreement or document referred to in this Plan of Merger will be construed as a reference to such agreement or document as amended, varied, modified, supplemented, restated, novated or replaced from time to time;

(e)
any reference to any statute or statutory provision will, unless the context otherwise requires, be construed as a reference to such statute or statutory provision as the same may have been or may be amended, modified, extended, consolidated, re-enacted or replaced from time to time; and

(f)	clause headings and the index are inserted for convenience only and will not affect the construction of this Plan of Merger.
2	Name and registered office of each Constituent Company
2.1	The Merging Company and the Surviving Company are the constituent companies (as defined in section 232 of the Companies Act) participating in the Merger.
2.2	The Surviving Company will be the surviving company (as defined in section 232 of the Companies Act) following the Merger.
2.3	Following the Merger the Surviving Company will continue to be named newcleo2 Ltd.
2.4	The registered office of the Surviving Company is c/o Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman, KY1-9009, Cayman Islands.
2.5	The registered office of the Merging Company is c/o Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman, KY1-9009, Cayman Islands.
2.6	Following the Merger the registered office of the Surviving Company will continue to be c/o Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman, KY1-9009, Cayman Islands.
3	Shares in the Constituent Companies
3.1	Immediately prior to the Effective Date, the authorised share capital of the Surviving Company will be USD50,000 divided into 500,000,000 ordinary shares of par value of USD0.0001 each.
3.1	Immediately prior to the Effective Date, the authorised share capital of the Merging Company will be USD50,000 divided into 500,000,000 ordinary shares of par value of USD0.0001 each.
3.2	Immediately following the Merger, the authorised share capital of the Surviving Company will be USD50,000 divided into 500,000,000 ordinary shares of par value of USD0.0001 each.
4	Effective Date
The Merger will be effective on the date that this Plan of Merger is registered by the Registrar in accordance with section 233(13) of the Companies Act or such later date as the directors of the Constituent Companies may agree and specify in accordance with this Plan of Merger and section 234 of the Companies Act (the Effective Date).
5	Terms and conditions of the Merger
5.1
The terms and conditions of the Merger, including the manner and basis of converting shares in the Merging Company into shares in the Surviving Company, are set out in this Plan of Merger and the Business Combination Agreement (including, without limitation, Article III of the Business Combination Agreement).

5.2	On the Effective Date:
(a)
the rights, the property of every description including choses in action, and the business, undertaking, goodwill, benefits, immunities and privileges of each of the Constituent Companies will immediately vest in the Surviving Company in accordance with section 236(1)(b) of the Companies Act; and

(b)
the Surviving Company will become liable for and subject, in the same manner as the Constituent Companies, to all mortgages, charges or security interests, and all contracts, obligations, claims, debts and liabilities of each of the Constituent Companies in accordance with section 236(1)(c) of the Companies Act.

5.3	On the Effective Date, the Registrar will strike off the Merging Company from the Register of Companies of the Cayman Islands in accordance with section 236(3) of the Companies Act.
6	Rights and restrictions attaching to the shares of the Surviving Company
Following the Merger, the rights and restrictions attaching to the shares in the capital of the Surviving Company will be as detailed in the memorandum and articles of association of the Surviving Company attached at Schedule 1 hereto.

7	Constitutional documentation of the Surviving Company
In connection with the Merger, the Surviving Company does not propose to adopt updated memorandum and articles of association and accordingly the amended and restated memorandum and articles of association of the Surviving Company immediately prior to the Merger shall be the memorandum and articles of association of the Surviving Company after the Merger.
8	Director benefits
No director of the Surviving Company or the Merging Company has received or will receive any amount or benefit consequent upon the Merger1.
9	Secured creditors
Neither the Surviving Company nor the Merging Company has any secured creditors nor has either the Surviving Company or the Merging Company granted any fixed or floating security interests that are outstanding as at the date of this Plan of Merger2.
10	Directors of the Surviving Company
The names and addresses of the directors of the Surviving Company immediately following the Merger will be as follows:

Name	Address
[•]	[•]

11	Authorisations
11.1	The directors of each Constituent Company have approved this Plan of Merger in accordance with section 233(3) of the Companies Act.
11.2	The shareholders of each Constituent Company have authorised this Plan of Merger by way of a special resolution in accordance with section 233(6) of the Companies Act.
12	Termination or amendment
12.1	In accordance with section 235(1) of the Companies Act, at any time prior to the Effective Date, subject to the Business Combination Agreement, this Plan of Merger may be:
(a)	terminated by the directors of either of the Constituent Companies; or
(b)	amended by the directors of both of the Constituent Companies to:
(i)
change the Effective Date, provided that the new Effective Date of the Merger complies with the provisions of section 234 of the Companies Act such that it cannot be a date later than the ninetieth day after the date of registration of the Plan of Merger with the Registrar; or

(ii)
to make any other changes to this Plan of Merger which the directors of both the Constituent Companies consider, in their sole and absolute discretion, to be necessary or desirable for the purpose of effecting the Merger, provided that such changes do not materially adversely affect any rights of the shareholders of either Constituent Company, as determined by the directors of each of the Surviving Company and the Merging Company, respectively.

12.2
If this Plan of Merger is terminated or amended in accordance with clause 12.1 after it has been filed with the Registrar but before it has become effective, the Constituent Companies must file or cause to be filed notice of the termination or amendment (as applicable) with the Registrar in accordance with sections 235(2) and 235(4) of the Companies Act and must distribute copies of such notice in accordance with section 235(3) of the Companies Act.

13	Counterparts
This Plan of Merger may be executed and delivered in any number of counterparts, all of which taken together constitute one and the same document.
[1]	To be confirmed.
[2]	To be confirmed.

14	Governing law
This Plan of Merger is governed by and will be construed in accordance with the laws of the Cayman Islands.
[Signature page follows.]

This Plan of Merger has been entered into by the parties on the date first written above.
Surviving Company

Signed for and on behalf of	)
newcleo2 Ltd.	)

by:	)
)

Name:	)
Title: Director	)

Merging Company

Signed for and on behalf of	)
newcleo1 Ltd.	)

by:	)
)

Name:	)
Title: Director	)

[Signature Page to Plan of Merger (Second Merger)]

SCHEDULE 1

Memorandum and Articles of Association
of the Surviving Company

Attached.

SCHEDULE 2

Business Combination Agreement

Attached.

Exhibit F

COMPANY NO 13274878
THE COMPANIES ACTS

PUBLIC COMPANY LIMITED BY SHARES

ARTICLES OF ASSOCIATION OF NEWCLEO PLC
CMS Cameron McKenna Nabarro Olswang LLP
Cannon Place
78 Cannon Street
London EC4N 6AF
T +44 20 7367 3000
F +44 20 7367 2000
cms.law

Registered No. 13274878
The Companies Acts

Public Company Limited by Shares

ARTICLES OF ASSOCIATION

of

Newcleo PLC
(Adopted in substitution for and to the exclusion of all existing articles by a special resolution passed on [•] 2026)
1.	Definitions and interpretation
1.1	In these Articles, the following words and expressions have the meanings indicated below:
“Adoption Date”: the date with effect from which these articles are adopted by the Company;
“Affiliate Shareholder”: any shareholder which is considered to be an affiliate of the Company or the holder of restricted securities for the purposes of United States federal securities laws in respect of such restricted securities;
“these Articles”: these articles of association as originally adopted or as altered from time to time;
“Approved Depositary”: a custodian or other person (or a nominee for such custodian or other person) appointed under contractual arrangements with the Company or other arrangements approved by the directors whereby such custodian or other person or nominee holds or is interested in shares of the Company or rights or interests in shares of the Company and issues securities or other documents of title or otherwise evidencing the entitlement of the holder thereof to or to receive such shares, rights or interests, provided and to the extent that such arrangements have been approved by the directors for the purpose of these Articles;
“Auditors”: the auditors of the Company for the time being or, in the case of joint auditors, any one of them;
“Board”: the board of Directors from time to time of the Company or those Directors present at a duly convened meeting of the Directors at which a quorum is present;
“Company Ordinary Shares”: has the meaning given to it in Article 7;
“Class B Shares”: has the meaning given to it in Article 7;
“Class C Shares”: has the meaning given to it in Article 7;
“clear days”: in relation to the period of a notice, that period excluding the day when the notice is given or deemed to be given and the day for which it is given or on which it is to take effect;
“Deferred Shares”: has the meaning given to it in Article 7;
“Deposit Agreement”: a deposit agreement among the Company, the Approved Depositary and the holders and beneficial owners of Depositary Receipts issued thereunder;
“Depositary”: any depositary, clearing agency, custodian or nominee approved by the board that holds legal title to shares for the purposes of facilitating beneficial ownership of such shares by another individual or individuals, including for the avoidance of doubt DTC;
“Depositary Receipts”: a depositary receipt representing a beneficial interest in a share of the Company (other than deferred shares) issued and held by the Approved Depositary in accordance with the Deposit Agreement;
“Depositary Register”: the register maintained by the Approved Depositary in respect of Depositary Receipts;
“Director”: a director for the time being of the Company;
“DTC”: The Depository Trust Company and any affiliate or nominee therefor, including Cede & Co. and any successors thereto;

“electronic facility”: any form of electronic facility approved for the relevant occasion by the Board under these Articles, including digital platforms, website addresses and conference call systems, and any device, system, procedure, method or other facility providing an electronic means of attendance, speaking, being heard and voting at a general meeting;
“Exchange Act”: the U.S. Securities Exchange Act of 1934, as amended;
“holder”: in relation to shares, the member whose name is entered in the Register as the holder of the shares (but, to the extent that these Articles would otherwise conflict with the Statutes, not including the Company itself in relation to shares held as treasury shares);
“member”: a member of the Company (but, to the extent that these Articles would otherwise conflict with the Statutes, not including the Company itself in relation to shares held as treasury shares);
“Office”: the registered office of the Company;
“Operator”: the person approved under the Regulations as operator of a relevant system;
“ordinary shares” means the ordinary shares in the capital of the Company having the rights set out in these Articles and form part of the ordinary share capital of the Company for the purposes of the Companies Act;
“paid up”: paid up or credited as paid up;
“Register”: the register of members of the Company;
“Regulations”: the Uncertificated Securities Regulations 2001 (SI 2001/3755) (as amended and replaced from time to time and any subordinate legislation and rules made under them for the time being in force);
“Relevant Exchange”: any market operated by the New York Stock Exchange or The Nasdaq Stock Market, LLC on which the Company’s ordinary shares are, with the approval of the Board, listed or quoted or proposed to be listed or quoted;
“relevant system”: the computer-based system, and procedures, which enable title to units of a security to be evidenced and transferred without a written instrument, and which facilitate supplementary and incidental matters in accordance with the Regulations;
“Restricted Jurisdiction”: means a jurisdiction where the sending of any document or information to an address in such jurisdiction would or might, in the absolute determination of the Board, infringe the laws of such jurisdiction;
“Seal”: the common seal of the Company or any official seal kept by the Company pursuant to the Statutes;
“Secretary”: the secretary of the Company or any other person appointed to perform the duties of the secretary of the Company, including a joint, assistant or deputy secretary and any person appointed to perform the duties of secretary temporarily or in any particular case;
“Securities Act”: the U.S. Securities Act of 1933, as amended;
“Statutes”: every statute (including any statutory instrument, order, regulation or subordinate legislation made under it) concerning companies that are incorporated in England and Wales to the extent that it is for the time being in force or (where the context requires) was in force at a particular time, including the Companies Act 2006 and the Regulations;
“system’s rules”: the rules, regulations, procedures, facilities and requirements of the relevant system concerned;
“transfer instruction”: a properly authenticated dematerialised instruction on a relevant system in accordance with the Regulations in such form, in such manner and from such person as the Board may determine;
“transmittee”: a person entitled to a share in consequence of the death or bankruptcy of a member or of any other event giving rise to its transmission by operation of law;
“United Kingdom”: Great Britain and Northern Ireland; and
“United States” or “U.S.”: the United States of America.

1.2	The expressions “debenture” and “debenture holder” include “debenture stock” and “debenture stockholder”.
1.3
References to writing include any method of reproducing or representing words, symbols or other information in such form (including in electronic form or by making it available on a website) that it can be read or seen with the naked eye and a copy of it can be retained.

1.4
References to the execution of a document (including where execution is implied, such as in the giving of a written consent) include references to its being executed under hand or under seal or by any other method, and, in relation to anything sent or supplied in electronic form, include references to its being executed by such means and incorporating such information as the Board may from time to time stipulate for the purpose of establishing its authenticity and integrity.

1.5
Unless the context otherwise requires, words or expressions used in these Articles that are defined or used with a certain meaning in the Regulations or the Companies Act 2006 bear those definitions or meanings in these Articles (but as if their use in these Articles were contemplated as well as in the relevant legislation), except that the word “company” shall include any body corporate.

1.6
Except where the contrary is stated or the context otherwise requires, any reference (whether specific or collective) to a statute or statutory provision includes any order, regulation, instrument or other subordinate legislation made under it for the time being in force, and any reference to a statute, statutory provision, order, regulation, instrument or other subordinate legislation includes any amendment, extension, consolidation, re-enactment or replacement of it for the time being in force. References to applicable law shall include references the rules of the Relevant Exchange and the securities laws of the United States and subdivisions thereof as far as they apply to the Company under their provisions or these Articles.

1.7	Words importing the singular number only include the plural and vice versa. Words importing one gender include all other genders. Words importing persons include corporations.
1.8	References to a meeting shall not be taken as requiring more than one person to be present if any quorum requirement can be satisfied by one person.
1.9
References to any security as being in certificated form or uncertificated form refer, respectively, to that security being a certificated unit of a security or an uncertificated unit of a security for the purposes of the Regulations.

1.10	Words such as “other”, “include”, “including” and similar words shall not limit the general effect of words that precede or follow them and the ejusdem generis rule shall not apply.
1.11	Headings are inserted for convenience only and shall not affect the construction of these Articles.
1.12	Except as the context may otherwise require, references to “beneficial interest” shall include the holding of Depositary Receipts.
2.	LIMITED LIABILITY
2.1	The liability of the members is limited to the amount, if any, unpaid on the shares held by them.
3.	MODEL ARTICLES EXCLUDED
3.1	No articles of association prescribed by the Statutes apply as the articles of association of the Company.
4.	FORM OF RESOLUTIONS
4.1	A special resolution shall be effective for any purpose for which an ordinary resolution is expressed to be required under the Statutes or these Articles.
5.	RIGHTS ATTACHED TO SHARES
5.1
Subject to the Statutes and without prejudice to any rights attached to any existing shares, any share may be issued with such rights or restrictions as the Company may by ordinary resolution determine (or, in the absence of any such determination or in so far as such ordinary resolution does not make specific provision, as the Board may determine).

6	REDEEMABLE SHARES
6.1
The Company may issue shares which are to be redeemed, or are liable to be redeemed at the option of the Company or the holder, and the Board may determine the terms, conditions and manner of redemption of any such shares.

7.	CLASSES OF SHARES
7.1	Subject to Article 5, and without limitation, the Company may issue the following shares in the capital of the Company with rights attaching to them and denominated, in each case, as follows:
7.1.1
Company Ordinary Shares (the “Company Ordinary Shares”). Company Ordinary Shares shall be issued with voting rights and each Company Ordinary Share shall rank equally with all other ordinary shares in the capital of the Company that have voting rights for voting purposes. Each Company Ordinary Share shall rank equally with all other ordinary shares in the capital of the Company for any dividend declared. Each Company Ordinary Share shall rank equally with all other ordinary shares in the capital of the Company for any distribution made on a winding up of the Company. Company Ordinary Shares shall confer on each holder (in that capacity) the right to receive notice of and to attend, speak and vote at, all general meetings of the Company. Company Ordinary Shares may be issued as redeemable shares, at the option of the board.

7.1.2
Class B Shares (the “Class B Shares”). The Class B Shares shall be issued without voting rights attached to them. The Class B Shares shall have no right to receive dividends. In respect of a distribution made on a winding up, the Class B Shares entitle its holders to receive, in aggregate, the amount set out in Article 149. The Class B Shares shall not entitle its holders to any further participation in the assets or profits in the Company. The holders of Class B Shares (in that capacity) shall have no right to receive notice of and attend, speak and vote at any general meeting of the Company. Class B Shares may be issued as redeemable shares, at the option of the Board. A reduction by the Company of the capital paid up or credited as paid up on the Class B Shares, the cancellation of such shares and/or the conversion of such shares in accordance with Article 8 will be treated as being in accordance with the rights attaching to the Class B Shares and will not involve any variation. No right, title or interest of any kind in the Class B Shares shall be transferred save with the prior approval of the Board, which consent may be withheld by the Board at its sole discretion.

7.1.3
Class C Shares (the “Class C Shares”). Class C Shares shall be issued without voting rights attached to them. Each Class C Share shall rank equally with all other ordinary shares in the capital of the Company for any dividend declared. Each Class C Share shall rank equally with all other ordinary shares in the capital of the Company for any distribution made on a winding up. The holders of the Class C Shares (in that capacity) shall have the right to receive notice of and attend and speak at any general meeting of the Company. Class C Shares may be issued as redeemable shares, at the option of the Board.

7.1.4
Deferred Shares (the “Deferred Shares”). The Deferred Shares shall be issued without voting rights attached to them. The Deferred Shares shall have no right to receive dividends. In respect of a distribution made on a winding up, the Deferred Shares entitle its holders to receive, in aggregate, the amount set out in Article 149. The Deferred Shares shall not entitle its holders to any further participation in the assets or profits in the Company. The holders of Deferred Shares (in that capacity) shall have no right to receive notice of and attend, speak and vote at any general meeting of the Company. Deferred Shares may be issued as redeemable shares, at the option of the Board. No right, title or interest of any kind in the Deferred Shares shall be transferred save with the prior approval of the Board, which consent may be withheld by the Board at its sole discretion. The Company shall have irrevocable authority at any time:

7.1.4.1
to appoint any one or more of the Directors to execute on behalf of the holders of such Deferred Shares a transfer thereof and/or an agreement to transfer the same for no consideration to such person as the Company may determine as custodian thereof; and/or

7.1.4.2
to purchase the same (in accordance with the provisions of the Companies Act 2006) for not more than an aggregate sum of €1.00 for all of the Deferred Shares, without obtaining the sanction of the holder or holders thereof and for the purposes of such purchase to appoint any one or more of the Directors to execute on behalf of any holder of Deferred Shares a contract for the sale to the Company of any such shares held by such holder;

and pending any such transfer and/or purchase the Company shall be entitled to retain the certificates for such Deferred Shares.
8.	CONVERSION OF CLASS B SHARES
8.1	The following terms shall have the meanings set forth below for all purposes of this Article
8.1.1	“Closing” means the date that the Company’s listing application with Nasdaq (or, at the Company’s election, another Stock Exchange) shall have been conditionally approved;
8.1.2	“Closing Date” means the date of the Closing;
8.1.3	“Conversion Date” means the date on which a Conversion Event occurs;
8.1.4
“Governmental Authority” means any federal, national, state, provincial, municipal, local, foreign, multinational, supra-national, government or governmental authority or regulatory body thereof, or political subdivision thereof, or any commission, department, board, office, bureau, agency, instrumentality or authority thereof, any court, tribunal, arbitrator, arbitration panel or similar judicial body or any self-regulatory organisation or other non-governmental regulatory authority or quasi-governmental authority or other similar dispute resolving panel or body;

8.1.1
“Governmental Order” means any order, judgment, injunction, decree, writ, stipulation, determination, assessment or award (including any arbitration award), in each case, entered by or with any Governmental Authority;

8.1.2
“Law” means any statute, law, principle of common law, ordinance, rule, regulation, directive, code, edict, decree, proclamation, treaty, convention or Governmental Order, in each case, of any Governmental Authority;

8.1.3	“Measurement Period” means the period commencing immediately following the Closing and ending on the fifth (5th) anniversary of the Closing Date;
8.1.4	“Nasdaq” means The Nasdaq Stock Market, LLC;
8.1.5	“Stock Exchange” means the New York Stock Exchange or Nasdaq;
8.1.6	“Trading Day” means any day on which the Trading Market is open for trading;
8.1.7	“Trading Market” means the Stock Exchange on which the Company Ordinary Shares are listed for trading;
8.1.8
“Transaction Consideration” means the right to receive cash or securities in exchange for Company Ordinary Shares in the event that, prior to the expiration of the Measurement Period and before the Conversion Events are satisfied, the Company consummates a merger, consolidation, business combination, tender offer, reorganisation or other transaction or series of related transactions;

8.1.9
“Transaction Consideration Value” means, in respect of any Transaction Consideration (expressed on a per-share basis (i.e., per Company Ordinary Share acquired or otherwise exchanged in the applicable transaction)), either:

8.1.9.1	with respect to Transaction Consideration in the form of cash, the U.S. dollar amount of such cash;

8.1.9.2	with respect to Transaction Consideration in the form of securities listed and publicly traded on a Stock Exchange or other national securities exchange:
(i)
if holders of Company Ordinary Shares will receive a “floating” amount of such securities equal to a fixed U.S. dollar amount of consideration, the Transaction Consideration Value shall be such fixed U.S. dollar amount of consideration;

(ii)
if holders of Company Ordinary Shares will receive a “fixed” number of such securities per Company Ordinary Share, the Transaction Consideration Value of such consideration shall equal the product of (A) the number of securities to be received per Company Ordinary Share multiplied by (B) the VWAP of one such security, determined for the twenty (20) continuous Trading Days ending three (3) Business Days prior to the closing date of such transaction (as reported on Bloomberg); provided that, for the purposes of this article, references to “Company Ordinary Shares” in the definition of Trading Market shall be deemed to be references to the Stock Exchange or other national securities exchange on which such securities are listed; or

8.1.9.3
with respect to Transaction Consideration in the form of other securities, property or other consideration, the Transaction Consideration Value shall be the fair market value of such other securities, property or other consideration as determined in good faith by the Board; and

8.1.10	“VWAP” means the volume weighted average price of a Company Ordinary Share, as reported on the Trading Market, determined for any Trading Days (as reported on Bloomberg).
8.2
Fifty per cent. of the Class B Shares (rounded up to the nearest whole number) held by a member shall, subject to Article 8.10, automatically convert and be redesignated into the same number of Company Ordinary Shares, on a one-for-one basis, in the event that the VWAP of the Company Ordinary Shares shall equal or exceed fifteen dollars ($15.00) for any twenty (20) Trading Days within a thirty (30) Trading Day period during the Measurement Period (the “First Conversion Event”).

8.3
Fifty per cent. of the Class B Shares held by a member shall, subject to Article 8.10, automatically convert and be redesignated into the same number of Company Ordinary Shares, on a one-for-one basis, in the event that the VWAP of the Company Ordinary Shares shall equal or exceed eighteen dollars ($18.00) for any twenty (20) Trading Days within a thirty (30) Trading Day period during the Measurement Period (the “Second Conversion Event”, and together with the First Conversion Event, the “Conversion Events”).

8.4
On the Conversion Date, the relevant Class B Shares shall, subject to Article 8.10, without further authority or consent than is contained in these Articles stand converted into the same number of Company Ordinary Shares and be redesignated as such, on a one-for-one basis, and the Company Ordinary Shares resulting from that conversion shall in all other respects rank pari passu with the existing issued Company Ordinary Shares.

8.5
The Company shall, subject to Article 8.10, on the Conversion Date procure the entry of the holder of the converted Class B Shares on the register of members of the Company as the holder of the appropriate number of Company Ordinary Shares and, in case of holders of certificated Class B Shares, subject to Article 8.10 and subject to the relevant holder delivering its certificate(s) (or an indemnity for lost certificate in a form acceptable to the Board) in respect of the Class B Shares in accordance with this Article, the Company shall within 10 Business Days of the Conversion Date forward to such holder of converted Class B Shares by post to their address shown in the register of members, free of charge, a certificate for the appropriate number of fully paid Company Ordinary Shares.

8.6
If any Class B Shareholder becomes entitled to fractions of a Company Ordinary Share as a result of a conversion, the Board shall have the sole discretion to address the treatment of any fractional shares in accordance with the provisions of Article 48.2.

8.7
The Conversion Events (and, for the avoidance of doubt, the VWAP amounts referenced) set out in this Article 8 and the applicable number of Class B Shares that are convertible into Company Ordinary Shares in respect of each Conversion Event shall be subject to adjustment as determined by the Board in its sole discretion to reflect appropriately the effect of any share split, subdivision, consolidation, capitalisation, share dividend or share distribution, reorganisation, reclassification or other like change that has occurred with respect to Company Ordinary Shares after the Closing and prior to the end of the Measurement Period.
8.8
To the extent any Class B Shares have not been converted on or before the expiry of the Measurement Period due to failure of a Conversion Event to occur in accordance with this Article 8 during the Measurement Period, the holders of Class B Shares shall have no future rights to convert any such unconverted Class B Shares. In respect of such unconverted Class B Shares as remain after the expiry of the Measurement Period, the Company shall have irrevocable authority at any time:

8.8.1
to appoint any one or more of the Directors to execute on behalf of the holders of such Class B Shares a transfer thereof and/or an agreement to transfer the same for no consideration to such person as the Company may determine as custodian thereof; and/or

8.8.2
to purchase the same (in accordance with the provisions of the Companies Act 2006) for not more than an aggregate sum of €1.00 for all of the Class B Shares, without obtaining the sanction of the holder or holders thereof and for the purposes of such purchase to appoint any one or more of the Directors to execute on behalf of any holder of Class B Shares a contract for the sale to the Company of any such shares held by such holder.

8.9
Notwithstanding anything to the contrary in this Agreement, in the event that, prior to the expiration of the Measurement Period and before the conversion thresholds set out in Article 8.1 or Article 8.2 are achieved, the Company consummates a merger, consolidation, business combination, tender offer, reorganisation or other transaction or series of related transactions pursuant to which the holders of Company Ordinary Shares have the right to receive cash or securities (collectively, “Transaction Consideration”) in exchange for their Company Ordinary Shares, and the Transaction Consideration Value of such Transaction Consideration per Company Ordinary Share (the “Per Share Transaction Value”) equals or exceeds the VWAP referenced in a Conversion Event set out in Article 8.1 and Article 8.2, then, effective as of immediately prior to the consummation of any such transaction, the lesser of (i) the number of Class B Shares that would have been converted under this Article 8 if the Per Share Transaction Value had been the VWAP of the Company Ordinary Shares for any twenty (20) Trading Days within a thirty (30) Trading Day period during the Measurement Period and (ii) the remaining Class B Shares that have not yet been converted as of such date, in each case, shall, subject to Article 8.10, automatically convert and be redesignated into the same number of Company Ordinary Shares, on a one-for-one basis. For the avoidance of doubt, if the Per Share Transaction Value is less than any conversion threshold set forth in Article 8.1 or Article 8.2, no Class B Shares shall be converted pursuant to this Article 8.9.

8.10
No Class B Shares shall be converted to Company Ordinary Shares where the holder of such Class B Shares is required to file a notification pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”) or under any applicable antitrust Law of any non-U.S. jurisdictions (collectively, “Foreign Antitrust Laws”) until any applicable waiting period pursuant to the HSR Act or Foreign Antitrust Laws has expired or been terminated (provided that any such holder of Class B Shares has notified the Company of such required filing pursuant to the HSR Act or Foreign Antitrust Laws in connection therewith following reasonable advance notice from the Company of the reasonably anticipated conversion of Class B Shares).

8.11
For so long as the Class B Shares are in issue, no consolidation and/or subdivision of Company Ordinary Shares shall be effected without simultaneous consolidation and/or subdivision of the Class B Shares (and vice versa).

9.	PAYMENT OF COMMISSIONS
9.1
The Company may exercise the powers of paying commissions and brokerage conferred or permitted by the Statutes. Subject to the Statutes, any such commission may be satisfied by the payment of cash or by the allotment (or an option to call for the allotment) of fully or partly paid shares or partly in one way and partly the other.

10.	TRUSTS NOT RECOGNISED
10.1
Except as required by law, no person shall be recognised by the Company as holding any share upon any trust and the Company shall not be bound by or recognise (except as otherwise provided by these Articles or by law or under an order of a court of competent jurisdiction) any interest in any share except an absolute right to the whole of the share in the holder.

11.	SUSPENSION OF RIGHTS FOR NON-DISCLOSURE OF INTEREST
11.1
If a member, or any other person appearing to be interested in shares held by that member, has been duly given a notice under section 793 of the Companies Act 2006 (a “Disclosure Notice”) and has failed in relation to any shares (the “default shares”) to give the Company the information required by such notice within 14 days of the date of such notice, then (unless the Board shall determine otherwise) from the expiry of that period:

11.1.1
the member shall not be entitled in respect of the default shares to be present or to vote (in person, by proxy or, if it is a corporation, by representative) at any general meeting or at any separate meeting of the holders of any class of shares or on any poll; and

11.1.2	where the default shares represent at least 0.25 per cent. of the issued shares of the Company or the class in question (in either case, calculated exclusive of shares held as treasury shares):
11.1.2.1
any dividend (including shares issued in lieu of dividends) or other monies payable in respect of the default shares shall be withheld by the Company, which shall not have any obligation to pay interest on it; and

11.1.2.2
no transfer, other than an excepted transfer, of any shares held by the member shall be registered unless the member is not in default as regards supplying the information required and the transfer is of part only of the member’s holding and when lodged for registration is accompanied by a certificate from the member in a form satisfactory to the Board that, after due and careful enquiry, the member is satisfied that no person in default as regards supplying such information is interested in any of the shares that are the subject of the transfer.

11.2
Where, on the basis of information obtained from a member in respect of any share held by the member or from any other person appearing to be interested in such share, the Company gives a Disclosure Notice to any other person, it shall also send a copy of the notice to that member, but any failure to do so, or the non-receipt of the copy by the member, shall not invalidate or otherwise affect the operation of this Article.

11.3
Except to the extent that they are default shares by virtue of Article 11.1, any new shares in the Company issued in right of any default share shall be subject to the same restrictions in this Article as apply to the default share and for as long as they so apply. The Board may make any right to an allotment of the new shares subject to such restrictions when those shares are issued (and may for that purpose require the new shares to be issued and held in certificated form).

11.4
Where any restrictions imposed under this Article apply in relation to any shares, they shall cease to have effect if and when, and to the extent that, the Board so determines, except that particular shares shall in any event automatically cease to be subject to any such restrictions seven days after the earlier of (a) receipt by the Board of notice that such shares are the subject of an excepted transfer and (b) due compliance, to the satisfaction of the Board, with the relevant Disclosure Notice. If any or all of the restrictions in this Article shall cease to apply to particular shares, any dividends and other monies withheld by reason of a restriction which then ceases to apply shall be paid without interest to the person who would have been entitled to them if that restriction had not applied, or as that person may direct.

11.5
This Article is in addition to, and shall not in any way prejudice or affect, the statutory rights of the Company arising from any failure by any person to give any information required by a Disclosure Notice within the time specified in it. For the purpose of this Article, a Disclosure Notice may require any information to be given before the expiry of 14 days from the date of the notice.

11.6	For purposes of this Article:
11.6.1	an “excepted transfer” means

11.6.1.1	a transfer pursuant to acceptance of a takeover bid;
11.6.1.2
a transfer in consequence of a sale of the entire interest in the shares the subject of the transfer on a recognised investment exchange or on any other stock exchange outside the United Kingdom on which shares in the Company of that description are normally traded; or

11.6.1.3
a transfer which is shown to the satisfaction of the Board to be made in consequence of a sale of such an entire interest otherwise than on any such stock exchange to a person who is not connected with the relevant member or with a person appearing to be interested in the shares the subject of the transfer;

11.6.2
a “person appearing to be interested” in any shares means any person named in a response to a Disclosure Notice as being so interested or shown in any register kept by the Company under the Companies Act 2006 as so interested or, taking into account any response or failure to respond to such notice or to any other statutory notice or any other relevant information, any person whom the Company has reasonable cause to believe is so interested;

11.6.3
references to a person having failed to give the Company the information required by a Disclosure Notice, or being in default as regards supplying such information, include (i) references to the person’s having failed or refused to give all or any part of it and (ii) references to the person’s having given information which the person knows to be false in a material particular or the person’s having recklessly given information which is false in a material particular;

11.6.4
where a person receives a Disclosure Notice and the shares in which such person appears to be interested are held by a Depositary, that person is not considered for the purposes of this article to have an interest or to be a person appearing to have an interest, in any shares held by such Depositary or in which such Depositary is otherwise interested other than those shares specified in the Disclosure Notice and default shares shall be construed accordingly; and

11.6.5
where a Disclosure Notice has been served on a Depositary, the obligations of such Depositary shall be limited to disclosing to the Company such information requested in the Section 793 Notice relating to any person appearing to be interested in the shares held by it and specified in the Disclosure Notice as has been recorded by such Depositary and the provision of such information shall be at the Company’s cost and default shares shall be construed accordingly and shall be those shares held by it in respect of which it has not complied with such obligations.

Notwithstanding anything to the contrary in this Article, no restriction shall apply by virtue of this Article to the extent that applying the restriction would contravene the Regulations, but, subject to the system’s rules, the Board may require the Operator of a relevant system to convert any share held in uncertificated form into certificated form in order to enable the Company to impose restrictions in relation to the share in accordance with this Article.
12.	VARIATION OF RIGHTS
12.1	The Company may by special resolution redesignate any shares, subject, where required, to due compliance with the provisions of the Statutes as to variation of class rights.
12.2
Subject to the Statutes and any special terms of their issue to the contrary, the rights attached to a class of shares may be varied or abrogated (whether or not the Company is being wound up) either with the consent in writing of the holders of at least three-quarters in nominal value of the shares of that class (excluding any such shares held as treasury shares) or with the sanction of a special resolution passed at a separate meeting of the holders of the shares of that class validly held in accordance with these Articles. This shall apply also to the variation or abrogation of the rights attached to some only of the shares of any class as if each group of shares of the class differently treated formed a separate class, and references in these Articles to classes of shares shall, except in this Article, be read accordingly. No consent shall be required to vary or abrogate the special rights attached to any class of share if no shares of that class are in issue.

13.	MATTERS NOT CONSTITUTING A VARIATION OF RIGHTS
13.1	The rights attached to any share or class of shares shall not, unless otherwise expressly provided by its terms of issue, be deemed to be varied, abrogated or breached by:
13.1.1	the creation or issue of further shares ranking pari passu with it;
13.1.2	the purchase or redemption by the Company of any of its own shares (whether of that or any other class) or the sale of any shares (of that class or any other class) held as treasury shares; or
13.1.3
the exercise of any right or discretion expressly provided for in these articles (including, without limitation, any conversion, reclassification, redesignation or redenomination of shares from one class of shares to another class of shares in accordance with these articles and/or the removal or suspension of voting rights or other rights in respect of any Shares in accordance with these articles).

14.	RIGHT TO CERTIFICATES
14.1
Except as otherwise provided in these Articles, every person whose name is entered in the Register as a holder of shares in the Company shall be entitled, within the time specified by the Statutes and without payment, to one certificate for all the shares of each class registered in the holder’s name. Upon a transfer of part of the shares of any class registered in the holder’s name, every holder shall be entitled without payment to one certificate for the balance in certificated form of the relevant holding. Upon request and upon payment, for every certificate after the first, of such reasonable sum (if any) as the Board may determine, every holder shall be entitled to receive several certificates for certificated shares of one class registered in the holder’s name (subject to surrender for cancellation of any existing certificate representing such shares). Every holder shall be entitled to receive one certificate in substitution for several certificates for certificated shares of one class registered in the holder’s name upon surrender to the Company of all the share certificates representing such shares.

14.2
Subject as provided in the preceding part of this Article, the Company shall not be bound to issue more than one certificate in respect of certificated shares registered in the names of two or more persons and delivery of a certificate to one joint holder shall be a sufficient delivery to all of them.

15.	EXECUTION OF CERTIFICATES
15.1
Every certificate for share or loan capital or other securities of the Company (other than letters of allotment, scrip certificates or similar documents) shall be issued under the Seal (or in such other manner as the Board, having regard to the terms of issue, the Statutes and the requirements of the Relevant Exchange may authorise) and each share certificate shall specify the shares to which it relates, the distinguishing number (if any) of the shares and the amount paid up on the shares. The Board may determine, either generally or in relation to any particular case, that any signature on any certificate need not be autographic but may be applied by some mechanical or other means, or printed on the certificate, or that certificates need not be signed.

16.	REPLACEMENT CERTIFICATES
16.1
If a share certificate for certificated shares is worn out, defaced or damaged then, upon its surrender to the Company, it shall be replaced free of charge. If a share certificate for certificated shares is or is alleged to have been lost or destroyed it may be replaced without fee but on such terms (if any) as to evidence and indemnity and to payment of any exceptional out-of-pocket expenses of the Company in investigating such evidence and preparing such indemnity as the Board thinks fit. The Company shall be entitled to treat an application for a replacement certificate made by one of joint holders as being made on behalf of all the holders concerned.

17.	UNCERTIFICATED SECURITIES
17.1
Unless otherwise determined by the Board and permitted by the Regulations, the Company shall not issue and no person shall be entitled to receive a certificate in respect of any share or other security issued by the Company for so long as it is in uncertificated form.

17.2
Conversion of securities in certificated form into uncertificated form, and vice versa, may be made in such manner as the Board may, in its absolute discretion, think fit (subject always to the Statutes and the facilities and requirements of the relevant system).

17.3
All registers of holders relating to securities issued by the Company will be maintained as required by the Regulations and by the rules of the relevant system and will distinguish between securities held in uncertificated form and securities held in certificated form. Unless the Board shall otherwise determine, holdings of the same holder or joint holders in certificated form shall be treated as separate from the same person or persons’ holdings in uncertificated form, but a class of securities shall not be treated as two classes by virtue only of the fact that it comprises securities in certificated form and securities in uncertificated form (even if, as a result of any provision of these Articles or the Regulations, securities are treated differently according to whether they are in certificated or uncertificated form).

17.4	No certificate will normally be issued in respect of securities held by a financial institution.
17.5	The provisions of these Articles shall not apply to shares of any class which are in uncertificated form to the extent that such Articles are inconsistent with:
17.5.1	the holding of shares of that class in uncertificated form;
17.5.2	the transfer of title to shares of that class by means of a relevant system; or
17.5.3	any provision of the Regulations
but notwithstanding this the Board may require the Operator of a relevant system to convert any share held in uncertificated form into certificated form in order to enable the Company to deal with the share in accordance with these Articles.
17.6
The Company shall be entitled to assume that the entries on any record of securities maintained by it in accordance with the Regulations, and regularly reconciled with the register of securities maintained by the Operator of a relevant system, are a complete and accurate reproduction of the particulars entered in the Operator’s register of securities and shall not be liable in respect of any act or thing done or omitted to be done by or on behalf of the Company in reliance on such assumption; in particular, any provision of these Articles that requires or envisages that action will be taken in reliance on information contained in the Register shall be construed to permit that action to be taken in reliance on information contained in any relevant record of securities (as so maintained and reconciled).

18.	COMPANY’S LIEN
18.1
The Company shall have a first and paramount lien on every share (not being a fully paid share) for all monies (whether presently payable or not) called or payable at a fixed time in respect of that share. The Company’s lien on a share shall extend to any amount payable in respect of it.

18.2	The Board may at any time resolve that any share shall be wholly or in part exempt from this Article.
19.	ENFORCING LIEN BY SALE AFTER NOTICE
19.1
The Company may sell, in such manner as the Board determines, any shares on which the Company has a lien if a sum in respect of which the lien exists is presently payable and is not paid within 14 clear days after a notice demanding payment has been given to the holder of the share or the relevant transmittee indicating that, if the notice is not complied with, the shares will be sold.

20.	MANNER OF SALE
20.1	To give effect to a sale, the Board may:
20.1.1	in the case of shares held in certificated form, authorise and instruct some person (which may include the holder of shares concerned) to execute an instrument of transfer of the shares sold; and
20.1.2
in the case of shares held in uncertificated form, subject to the system’s rules, require the Operator of a relevant system to convert any such share into certificated form in order to enable the Company to deal with the share in accordance with this Article, and after such conversion authorise and instruct some person to execute an instrument of transfer of the share (and to take such other steps as may be necessary to give effect to the sale);

in each case to, or in accordance with the directions of, the purchaser and the transfer will be valid even if in respect of any of the shares no certificate accompanies the instrument of transfer. The transferee shall not be bound to see to the application of the purchase money and the transferee’s title to the shares shall not be affected by any irregularity or invalidity of the proceedings in reference to the sale.
21.	APPLICATION OF SALE PROCEEDS
21.1
The net proceeds of the sale, after payment of the costs, shall be applied in or towards payment of so much of the sum for which the lien exists as is presently payable, and any residue shall (in the case of shares held in certificated form, upon surrender to the Company for cancellation of the certificate for the shares sold and in the case of shares held in uncertificated form, within a reasonable time following receipt by the Company of the net proceeds of sale and subject in each such case to a like lien for any monies not presently payable as existed upon the shares before the sale) be paid to the person entitled to the shares immediately before the sale.

22.	CALLS
22.1
Subject to the terms of issue, the Board may from time to time make calls upon the members in respect of any money unpaid on their shares (whether in respect of the nominal amount or by way of premium). Each member shall (subject to receiving at least 14 clear days’ notice specifying when and where payment is to be made) pay to the Company as required by the notice the amount called on the member’s shares. A call may be made payable by instalments. A call may, at any time before receipt by the Company of any sum due under the call, be revoked in whole or in part and payment of a call may be postponed in whole or in part, as the Board may determine.

22.2	A person upon whom a call is made shall remain liable for all calls made upon that person notwithstanding the subsequent transfer of the shares in respect of which the call was made.
23.	TIME OF CALL
23.1	A call shall be deemed to have been made at the time when the resolution of the Board authorising the call was passed.
24.	LIABILITY OF JOINT HOLDERS
24.1	The joint holders of a share shall be jointly and severally liable to pay all calls in respect of the share.
25.	INTEREST
25.1
If a call remains unpaid after it has become due and payable, the person from whom it is due and payable shall pay all costs, charges and expenses that the Company may have incurred by reason of such non-payment, together with interest on the amount unpaid from the day it became due and payable until the day it is paid at the rate fixed by the terms of issue of the share or in the notice of the call or, if no rate is fixed, at the appropriate rate (as defined by section 609 of the Companies Act 2006) but the Board may waive payment of the interest wholly or in part.

26.	SUMS DUE ON ALLOTMENT OR BY WAY OF INSTALMENT TREATED AS CALLS
26.1
An amount payable in respect of a share on allotment or at any fixed date, whether in respect of the nominal amount of the share or by way of premium or as an instalment of a call, shall be deemed to be a call and, if it is not paid these Articles shall apply as if that amount had become due and payable by virtue of a call.

27.	POWER TO DIFFERENTIATE
27.1	Subject to the terms of issue, the Board may, on the issue of shares, differentiate between the allottees or holders in the amount of calls to be paid and the times of payment.
28.	ADVANCE PAYMENT OF CALLS
28.1
The Board may, if it thinks fit, receive from any member willing to advance them all or any part of the monies unpaid and uncalled upon the shares held by the member and may pay interest upon the monies so advanced

(to the extent such monies exceed the amount of the calls due and payable upon the shares in respect of which they have been advanced) at such rate (not exceeding 15 per cent. per annum unless the Company by ordinary resolution otherwise directs) as the Board may determine.
28.2	A payment in advance of calls shall extinguish, to the extent of it, the liability upon the shares in respect of which it is advanced.
29.	NOTICE IF CALL NOT PAID
29.1
If a call or instalment of a call remains unpaid after it has become due and payable, the Board may at any time serve a notice on the holder requiring payment of so much of the call or instalment as remains unpaid together with any interest which may have accrued thereon and any costs, charges and expenses incurred by the Company by reason of such non-payment. The notice shall specify a further day (not being less than 14 clear days from the date of the notice) on or before which, and the place where the payment required by the notice is to be made and shall indicate that if the notice is not complied with the shares in respect of which the call was made or instalment is payable will be liable to be forfeited.

29.2	The Board may accept the surrender of any share liable to be forfeited and, in such case, references in these Articles to forfeiture shall include surrender.
30.	FORFEITURE IF NOTICE NOT COMPLIED WITH
30.1
If any notice served under the immediately preceding Article (Notice if call not paid) is not complied with, any share in respect of which the notice was given may, before payment of all calls or instalments and interest due in respect of it is made, be forfeited by (and with effect from the time of the passing of) a resolution of the Board that such share be forfeited. The forfeiture shall include all dividends declared and other monies payable in respect of the forfeited shares and not paid before the forfeiture.

31.	NOTICE OF FORFEITURE
31.1
When any share has been forfeited, notice of the forfeiture shall be served upon the person who was, before the forfeiture, the holder of the share, but a forfeiture shall not be invalidated by any failure to give such notice. An entry of such notice and an entry of the forfeiture with the date thereof shall forthwith be made in the Register in respect of such share. However, no forfeiture shall be invalidated by any omission to make such entries as aforesaid.

32.	SALE OF FORFEITED SHARE
32.1
Until cancelled in accordance with the Statutes, a forfeited share shall be deemed to be the property of the Company and may be sold, re-allotted or otherwise disposed of either to the person who was the holder before the forfeiture or to any other person upon such terms and in such manner as the Board thinks fit. To give effect to a sale or other disposal, the Board may:

32.1.1	in the case of shares held in certificated form, authorise and instruct some person (which may include the holder of shares concerned) to execute an instrument of transfer of the shares; and
32.1.2
in the case of shares held in uncertificated form, subject to the system’s rules, require the Operator of a relevant system to convert any such share into certificated form in order to enable the Company to deal with the share in accordance with this Article, and after such conversion authorise and instruct some person to execute an instrument of transfer of the share (and to take such other steps as may be necessary to give effect to the sale or disposal);

to the designated transferee (and the transfer will be valid even if in respect of any of the shares no certificate accompanies the instrument of transfer). The Company may receive any consideration given for the share on its disposal and may register the transferee as holder of the share. At any time before a sale, re-allotment or other disposition, the forfeiture may be cancelled on such terms as the Board thinks fit.
33.	ARREARS TO BE PAID NOTWITHSTANDING FORFEITURE
33.1
A person whose shares have been forfeited shall cease to be a member in respect of the forfeited shares and, in the case of shares held in certificated form, shall surrender to the Company for cancellation the certificate for the forfeited shares but in all cases shall remain liable to the Company for all monies which at the date of forfeiture were presently payable by the person to the Company in respect of those shares with interest thereon from the date of forfeiture until payment at such rate (not exceeding 15 per cent. per annum) as the Board may determine.
33.2
The Board may waive payment wholly or in part and the Board may enforce payment without any allowance for the value of the shares at the time of forfeiture or for any consideration received on their disposal.

34.	STATUTORY DECLARATION AND VALIDITY OF SALE
34.1
A statutory declaration by a Director or the Secretary that a share has been forfeited on a specified date shall be conclusive evidence of the facts stated in it as against all persons claiming to be entitled to the share. The declaration shall (subject to the completion of any formalities necessary to effect a transfer) constitute a good title to the share and the person to whom the share is disposed of shall be registered as the holder of the share and shall be discharged from all calls made prior to such disposition and shall not be bound to see to the application of the consideration (if any), nor shall the person’s title to the share be affected by any irregularity in or invalidity of the proceedings in reference to the forfeiture, sale, re-allotment or other disposal of the share.

35.	POWER TO SELL SHARES OF UNTRACED SHAREHOLDERS
35.1	Subject to the Regulations, the Company shall be entitled to sell at the best price reasonably obtainable any shares of a holder or transmittee if in respect of those shares:
35.1.1
no cheque, warrant or other financial instrument or payment sent by the Company in the manner authorised by these Articles has been cashed for a period of at least 12 years (the “qualifying period”) and in the qualifying period the Company has paid at least three dividends and no dividend has been claimed;

35.1.2
the Company has at the expiration of the qualifying period given notice of its intention to sell such shares by two advertisements, one in a national newspaper published in the United Kingdom and the other in a newspaper circulating in the area in which the last known address of the holder or the address at which service of notices may be effected in the manner authorised by these Articles is located;

35.1.3
so far as the Board is aware, the Company has not during the qualifying period or the period of three months after the date of such advertisements (or the later of the two dates if they are published on different dates) and prior to the exercise of the power of sale received any communication from the holder or transmittee, and where this power has arisen and at the time of its exercise that holder or transmittee holds, or is entitled by transmission to hold, any other shares issued in right of the shares to be sold, this power shall be deemed to have arisen also in relation to those other shares.
36.	MANNER OF SALE AND CREATION OF DEBT IN RESPECT OF NET PROCEEDS
36.1	To give effect to any sale pursuant to the immediately preceding Article, the Board may:
36.1.1	in the case of shares held in certificated form, authorise and instruct some person (which may include the holder of shares concerned) to execute an instrument of transfer of the shares; and
36.1.2
in the case of shares held in uncertificated form, subject to the system’s rules, require the Operator of a relevant system to convert any such share into certificated form in order to enable the Company to deal with the share in accordance with this Article, and after such conversion authorise and instruct some person to execute an instrument of transfer of the share (and to take such other steps as may be necessary to give effect to the sale or disposal);

and such instrument of transfer and the taking of such other steps as may be necessary shall be as effective as if they had been executed by the holder or transmittee of the shares. The transfer will be valid even if in respect of any of the shares no certificate accompanies the instrument of transfer. The transferee shall not be bound to see to the application of the purchase money and the transferee’s title shall not be affected by any irregularity in, or invalidity of, the proceedings relating to the sale.

36.2
The net proceeds of sale shall belong to the Company, which shall be indebted to the former holder or transmittee for an amount equal to such proceeds and shall enter the name of such former member or other person in the books of the Company as a creditor for such amount. No trust shall be created in respect of the debt, no interest shall be payable in respect of it and the Company shall not be required to account for any monies earned on the net proceeds, which may be employed in the business of the Company or otherwise invested as the Board thinks fit.

37.	FORM AND EXECUTION OF TRANSFER
37.1
Subject to such of the restrictions of these Articles as may be applicable, a member may transfer all or any of the member’s shares, in the case of shares held in certificated form, by an instrument of transfer in any usual form or in any other form which the Board may approve or, in the case of shares held in uncertificated form, in accordance with the Regulations and the system’s rules and otherwise in such manner as the Board in its absolute discretion shall determine. An instrument of transfer shall be executed by or on behalf of the transferor and (unless the share is fully paid) by or on behalf of the transferee. Subject to the Statutes, the transferor shall be deemed to remain the holder of the share until the name of the transferee is entered in the Register in respect of it.

37.2	Subject to the Statutes and notwithstanding any other provisions of these Articles, the Board shall have power to implement any arrangements it may think fit to enable:
37.2.1
title to any securities of the Company to be evidenced and transferred without a written instrument in accordance with the Regulations and the facilities and requirements of the relevant system concerned; and

37.2.2
rights attaching to such securities to be exercised notwithstanding that such securities are held in uncertificated form where, in the Board’s opinion, these Articles do not otherwise allow or provide for such exercise.

37.3
For the avoidance of doubt, nothing in these Articles shall require shares to be transferred by a written instrument if the Statutes and the rules of the Relevant Exchange provide otherwise and the Directors shall be empowered to implement such arrangements as they consider fit in accordance with and subject to the Statutes and the rules of the Relevant Exchange to regulate the transfer of title to shares in the Company and for the approval or disapproval, as the case may be, by the Board or the Operator of any relevant system of the registration of those transfers.

38.	RIGHT TO REFUSE REGISTRATION OF SHARES
38.1
Subject to the Statutes, the Board may refuse to register the transfer of a certificated share which is not fully paid or on which the Company has a lien; provided that, where any such shares are admitted to a Relevant Exchange, such discretion may not be exercised in such a way as to prevent dealings in the shares of that class from taking place on an open and proper basis.

39.	OTHER RIGHTS TO REFUSE REGISTRATION
39.1	Subject to the Statutes, the Board may also refuse to register the transfer of a share:
39.1.1
in the case of shares held in certificated form, if it is not lodged, duly stamped (if necessary), at the Office or at such other place as the Board may appoint and accompanied by the certificate for the shares to which it relates (where a certificate has been issued in respect of the shares and these Articles do not provide for such a transfer to be valid without production of the certificate) or such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer;

39.1.2	if it is not in respect of one class of share only;
39.1.3	if it is not in favour of four or fewer transferees;
39.1.4	if it is in favour of a minor, bankrupt or person of mental ill health;
39.1.5	without prejudice to the foregoing, in the case of shares held in uncertificated form, in any other circumstances permitted by the Regulations or the system’s rules;

39.1.6	where the Board is obliged or entitled to refuse to do so as a result of any failure to comply with a notice under section 793 of the Companies Act 2006; or
39.1.7
if such transfer may violate any law or regulation applicable to the Company, the shares, the holder, the member or proposed transferee or breach of any contractual obligation whether or not the Company is a party to or beneficiary of such contract, including, without limitation, the rules of the Relevant Exchange.

40.	NOTICE OF REFUSAL
40.1
If the Board refuses to register a transfer it shall, in the case of shares held in certificated form, within two months after the date on which the transfer was lodged and, in the case of shares held in uncertificated form, within two months after the date on which the relevant Operator-instruction was received by or on behalf of the Company, send to the transferee notice of the refusal together with its reasons for the refusal.

41.	NO FEE FOR REGISTRATION
41.1	No fee shall be charged for the registration of any instrument of transfer or document relating to or affecting the title to any share.
42.	LOCK-UP OF SHARES
42.1	The following terms shall have the meanings set forth below for all purposes of this Article 42.
42.1.1	“affiliate” shall have the meaning set forth in Rule 405 under the Securities Act.
42.1.2
“Early Release Event” means any of the following: (A) if the Company is merged, consolidated or reorganised with or into another Person, except for any such merger, consolidation or reorganisation in which the ordinary shares of the Company outstanding immediately prior to such merger, consolidation or reorganisation continue to represent, or are converted into or exchanged for shares of capital stock that represent, immediately following such merger, consolidation or reorganisation, a majority, by voting power, of the capital stock of the surviving or resulting corporation (or of a parent company thereof); (B) the Company sells, leases, assigns, transfers, licenses or otherwise disposes of, in one or a series of related transactions, all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, or the sale or disposition (whether by merger or otherwise) of one or more Subsidiaries of the Company if substantially all of the assets of the Company and its Subsidiaries, taken as a whole, are held by such Subsidiaries, except where such sale, lease, assignment, transfer, license or other disposition is to a Subsidiary of the Company; (C) any transaction or series of transactions, taken together, that constitute a “going private” transaction pursuant to Rule 13e-3 under the Exchange Act or pursuant to which the Company otherwise ceases to be subject to reporting obligations under Sections 13 or 15(d) of the Exchange Act; or (D) if the Company’s ordinary shares shall cease to be listed on a national securities exchange, in the case of each of clauses (A), (B), (C) and (D), whether by amalgamation, merger, consolidation, arrangement, tender offer, recapitalisation, purchase, issuance, sale or transfer of Equity Securities or assets or otherwise.

42.1.3
“Equity Awards” means restricted share units, options, warrants or other equity or equity-based awards or rights with respect to or to purchase ordinary shares granted pursuant to any equity incentive plan, award agreement or other compensatory arrangement of the Company.

42.1.4	“Excluded Shares” means any PIPE Shares, any Pre-PIPE Shares and any shares acquired in open market transactions following the Adoption Date.
42.1.5
“Lock-up Period” means the period beginning on the Adoption Date and ending on the earlier of (i) one hundred and eighty (180) days following the Adoption Date and (ii) with respect to all or any portion of the Lock-up Shares, such earlier date of release as may be permitted pursuant to Article 42.2.

42.1.6	“Lock-up Permitted Transferee” means any Permitted Transferee that becomes bound by the restrictions set forth in this Article 42 in accordance with Article 42.3.

42.1.7	“Lock-up Shareholders” means each holder of ordinary shares immediately following the Adoption Date, other than, solely with respect to any Excluded Shares, any holder of such Excluded Shares.
42.1.8
“Lock-up Shares” means, with respect to any Lock-up Shareholder and its Lock-up Permitted Transferees, all ordinary shares held by such Lock-up Shareholder immediately following the Adoption Date, in each case excluding any Excluded Shares.

42.1.9	“Lock-up Trading Measurement Period” means the period beginning on the ninetieth (90th) day following the Adoption Date and ending on the expiration of the Lock-up Period.
42.1.10
“Permitted Transferee” means, with respect to any Equity Holder, (a) any affiliate of such Equity Holder, (b) in the case of an individual, any member of such individual’s immediate family or any trust, family limited partnership or other estate planning vehicle established for the direct or indirect benefit of such individual or any member of such individual’s immediate family, (c) any partner, member, shareholder or equityholder of such Equity Holder, (d) any nominee, custodian or other Person holding ordinary shares on behalf of a beneficial owner, so long as there is no change in the beneficial ownership of such ordinary shares, and (e) any other Person approved by the Board; provided that, in each case, such transferee complies with Article 42.3.

42.1.11	“PIPE Investment” means any private placement or other subscription investment in ordinary shares consummated substantially concurrently with the Adoption Date.
42.1.12	“PIPE Shares” means any ordinary shares purchased in the PIPE Investment.
42.1.13
“Pre-PIPE Investment” means the investment in ordinary shares contemplated by those certain subscription agreements entered into in March and April 2026 by and among the Company and the investors party thereto.

42.1.14	“Pre-PIPE Shares” means any ordinary shares issued or issuable pursuant to the Pre-PIPE Investment.
42.1.15	“Release Thresholds” means, collectively, the First Lock-Up Release Threshold, Second Lock-Up Release Threshold and the Third Lock-Up Release Threshold.
42.1.16	“Trading Day” means any day on which the Company’s ordinary shares are actually traded on a Relevant Exchange or any other exchange on which the Company’s ordinary shares are then listed or quoted.
42.1.17
“Transfer” means, directly or indirectly, to (a) sell, assign, offer to sell, contract or agree to sell, hypothecate, pledge or otherwise dispose of, or agree to dispose of, any security, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to any security, (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any security, or any other derivative transaction with respect to any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (c) publicly announce any intention to effect any transaction specified in clause (a) or clause (b).

42.1.18
“VWAP” means, for any Trading Day, the volume-weighted average price of the Company’s ordinary shares on the principal exchange on which such securities are then listed or quoted, as reported on Bloomberg; provided that, if such price is not available on Bloomberg, such price shall be determined by reference to market quotations for the Company’s ordinary shares on such exchange or quotation system.

42.2
Subject to Article 42.3, each Lock-up Shareholder agrees that it shall not Transfer any Lock-up Shares, or any instruments exercisable or exchangeable for, or convertible into, Lock-up Shares, during the applicable Lock-up Period (the “Lock-up”); provided that, for the avoidance of doubt, any Excluded Shares shall not constitute Lock-up Shares and shall not be subject to the Lock-up.

42.2.1	Fifty percent (50%) of the Lock-up Shares shall be released for Transfer immediately and shall no longer be subject to the Transfer restrictions set forth in Article 42.2 if the VWAP of the Company’s ordinary shares is at or above $12.00 for any twenty (20) Trading Days (which need not be consecutive) over any thirty (30) Trading Day period at any time during the Lock-up Trading Measurement Period (the “First Lock-Up Release Threshold”).
42.2.2
Twenty-five percent (25%) of the Lock-up Shares shall be released for Transfer immediately and shall no longer be subject to the Transfer restrictions set forth in Article 42.2 if the VWAP of the Company’s ordinary shares is at or above $15.00 for any twenty (20) Trading Days (which need not be consecutive) over any thirty (30) Trading Day period at any time during the Lock-up Trading Measurement Period (the “Second Lock-Up Release Threshold”).

42.2.3
Twenty-five percent (25%) of the Lock-up Shares shall be released for Transfer immediately and shall no longer be subject to the Transfer restrictions set forth in Article 42.2 if the VWAP of the Company’s ordinary shares is at or above $18.00 for any twenty (20) Trading Days (which need not be consecutive) over any thirty (30) Trading Day period at any time during the Lock-up Trading Measurement Period (the “Third Lock-Up Release Threshold”).

42.2.4
If an Early Release Event occurs during the Lock-up Period, then all Lock-up Shares that have not been released for Transfer shall be released for Transfer immediately and shall no longer be subject to the Transfer restrictions set forth in this Article 42, effective immediately prior to the consummation of such Early Release Event, and the Lock-up Period shall expire on the date of such Early Release Event.

42.2.5
For the avoidance of doubt, the time period in respect of which any Release Threshold is calculated may run concurrently with, and/or may overlap with, the time period in respect of which any other Release Threshold is calculated, and multiple tranches of Lock-up Shares may therefore be released concurrently with respect to the same period or any overlapping portion thereof.

42.3
Notwithstanding Article 42.2, each Lock-up Shareholder and each of its Lock-up Permitted Transferees (each, an “Equity Holder” and, collectively, the “Equity Holders”) may Transfer Lock-up Shares during the applicable Lock-up Period in the following circumstances:

42.3.1
to any Permitted Transferee; provided that, prior to and as a condition to the effectiveness of any such Transfer, such Permitted Transferee shall execute and deliver to the Company a written agreement to be bound by the restrictions set forth in this Article 42, whereupon such transferee shall be deemed a “Lock-up Permitted Transferee” for all purposes of this Article 42;

42.3.2
as one or more bona fide gifts or charitable contributions, or for bona fide estate planning purposes; provided that such Transfer shall not involve a disposition for value and, prior to and as a condition to the effectiveness of any such Transfer, the donee or transferee shall execute and deliver to the Company a written agreement to be bound by the restrictions set forth in this Article 42;

42.3.3
upon death by will, testamentary document or intestate succession; provided that, prior to and as a condition to the effectiveness of any Transfer of Lock-up Shares by the applicable recipient, such recipient shall execute and deliver to the Company a written agreement to be bound by the restrictions set forth in this Article 42;

42.3.4	by operation of law, including pursuant to a court or regulatory agency order, qualified domestic order, divorce settlement, divorce decree or separation agreement;
42.3.5
to the Company in connection with the vesting, settlement or exercise of any Equity Awards, including for the payment of any exercise price or tax, remittance or other obligations due as a result of such vesting, settlement or exercise, whether by way of “net” or “cashless” exercise, “net settlement” or otherwise; provided that any ordinary shares received upon such vesting, settlement or exercise and not used for the payment of any such exercise price or tax, remittance or other obligations shall remain subject to the restrictions set forth in this Article 42;

42.3.6
in open market transactions during the Lock-up Period to generate net proceeds, after deducting commissions, in an aggregate amount not to exceed the amount necessary to satisfy (i) any exercise price payable in connection with the exercise during the Lock-up Period of Equity Awards held by such Equity Holder and (ii) any taxes or estimated taxes, including withholding taxes, that become due as a result of the vesting, settlement or exercise during the Lock-up Period of Equity Awards held by such Equity Holder; provided that any ordinary shares retained by such Equity Holder after giving effect to any such sale shall remain subject to the restrictions set forth in this Article 42;
42.3.7
pursuant to a bona fide third-party tender offer, merger, consolidation, arrangement, amalgamation or other similar transaction that is approved by the Board and made to all holders of ordinary shares and that, if consummated, would result in an Early Release Event; provided that, if such transaction is not consummated, the Lock-up Shares shall remain subject to the restrictions set forth in this Article 42;

42.3.8
in connection with the establishment of a written trading plan meeting the requirements of Rule 10b5-1 under the Exchange Act; provided that no Lock-up Shares may be sold, transferred or otherwise disposed of under such plan during the Lock-up Period; and

42.3.9	with the prior written consent of the Board.
42.4
In the case of any Transfer or other transaction pursuant to Articles 42.3.2 to 42.3.6 or 42.3.8, no public filing, report or announcement shall be voluntarily made by or on behalf of the applicable Equity Holder during the Lock-up Period, and if any such filing, report or announcement is legally required during the Lock-up Period, such filing, report or announcement shall clearly indicate the circumstances of such Transfer or other transaction and, where applicable, that the relevant Lock-up Shares remain subject to the restrictions set forth in this Article 42.

43.	RETENTION OF DOCUMENTS
43.1
Any instrument of transfer which is registered may be retained by the Company, but any instrument of transfer which the Board refuses to register shall be returned to the person lodging it when notice of the refusal is given.

44.	OTHER REGISTERS
44.1
Subject to the Statutes, the Company may keep an overseas, local or other register in any place, and the Board may make and vary such regulations as it may think fit concerning the keeping of that register.

45.	TRANSMISSION
45.1
Where transmission occurs in relation to a share in consequence of the death or bankruptcy of a member or of any other event giving rise to its transmission by operation of law, the survivor or survivors (in the case of death) where the member was a joint holder, and the transmittee where the member was a sole holder or the only survivor of joint holders, shall be the only person recognised by the Company as having any title to the relevant shares; but nothing contained in this Article shall release the estate of a deceased member from any liability in respect of any share solely or jointly held by the deceased member.

46.	ELECTION BY TRANSMITTEE
46.1
A transmittee may, upon such evidence being produced as the Board may require and subject (where relevant) to the system’s rules, elect either to become the holder of the share or to have some person nominated by the transmittee registered as the transferee. If electing to become the holder, the transmittee shall give notice to the Company to that effect. If electing to have another person registered, the transmittee shall, subject (where relevant) to the system’s rules, effect or procure a transfer of the share in favour of that person. Subject to the Statutes, all the provisions of these Articles relating to the transfer of shares shall apply to the notice or instrument of transfer as if the death or bankruptcy of the member or other event giving rise to the transmission had not occurred and the notice or instrument of transfer was an instrument of transfer executed by the member.

47.	RIGHTS IN RESPECT OF THE SHARE
47.1
A transmittee shall have all the same rights as a holder of the share concerned, except that the transmittee shall not be entitled in respect of the share to attend or vote at any general meeting of the Company or at any separate meeting of the holders of any class of shares in the Company until the transmittee is registered as the holder of the share. The Board may at any time give notice to the transmittee requiring the transmittee to elect either to become the holder of the share or to transfer the share and, if the notice is not complied with within 60 clear days from the date of the notice, the Board may withhold payment of all dividends and other monies payable in respect of the share until the transmittee complies with the notice.
48.	ALTERATION OF CAPITAL
48.1
Where the Company sub-divides its shares, or any of them, into shares of a smaller amount, the resolution may determine that, as between the shares resulting from the sub-division, any of them may have a preference or advantage, or may have such qualified or deferred rights or be subject to restrictions, as compared with others.

48.2
Whenever as a result of a consolidation, division or sub-division of shares any member would become entitled to fractions of a share, the Board may deal with the fractions as it thinks fit and, in particular, may:

48.2.1
sell the shares representing the fractions to any person (including, subject to the Statutes, the Company) and may distribute the net proceeds of sale in due proportion among those members except for amounts of £5.00 (or its equivalent in US dollars at the relevant time) or less, which shall be retained for the benefit of the Company. To give effect to any such sale, the Board may authorise and instruct a person to take such steps as may be necessary (subject, in the case of shares held in uncertificated form, to the system’s rules) to transfer or deliver the shares to, or in accordance with the directions of, the purchaser. Subject to the Statutes, where a shareholder holds shares in both certificated and uncertificated form, the Board may for these purposes treat them as separate holdings, and may at its discretion arrange for any shares representing fractions to be entered in the Register as held in certificated or uncertificated form in order to facilitate their sale under this Article. The transferee shall not be bound to see to the application of the purchase money and the transferee’s title shall not be affected by any irregularity in, or invalidity of, the proceedings relating to the sale;

48.2.2
subject to the Statutes, issue to a member credited as fully paid up by way of capitalisation the minimum number of shares required to round up their holding of shares to a number that, following consolidation and division or sub-division, leaves a whole number of shares (such issue being deemed to have been effected immediately before consolidation or sub-division, as the case may be). The amount required to pay up those shares may, as the Board thinks fit, be capitalised by resolution of the Board out of amounts standing to the credit of reserves (including share premium account, capital redemption reserve, redenomination reserve and profit and loss account), whether or not available for distribution, and applied in paying up in full the appropriate number of shares at par, and the Board may exercise all the powers conferred on it by Article 135 without an ordinary resolution; or

48.2.3
consolidate and if required subdivide any such fractions into such number of shares of such class as the Board may determine without the requirement for a resolution of the Company (including into a class of deferred non voting shares with no rights to dividends and rights to capital only after the holders of any other class of share have received back such amounts as the Board determines on a return of capital) and which may be purchased by the Company for the aggregate nominal value of such shares which amount shall be held on trust for the shareholders that would otherwise be entitled to receive payment. No share certificate shall be issued in respect of any such class of shares.

49.	PURCHASE OF OWN SHARES
49.1	Subject to the Statutes and to any rights conferred on the holders of any class of shares, the Company may purchase its shares (including any redeemable shares).
49.2
On a purchase by the Company of its own shares, neither the Company nor the Board shall be required to select the shares to be purchased rateably or in any particular manner as between the holders of shares of the same class or as between them and the holders of shares of any other class or in accordance with the rights as to dividends or capital attached to any class of shares.

50.	CONVENING GENERAL MEETINGS
50.1
The Board may convene a general meeting whenever it thinks fit and shall do so on requisition in accordance with the Statutes. A general meeting may be convened and held in any manner permitted by these Articles.

50.2
The Board can make whatever arrangements it thinks fit to allow those entitled to do so to attend and participate in any general meeting, including by means of an electronic facility, and any reference in these Articles to a member’s or proxy’s attendance in person shall be construed accordingly notwithstanding that they might not be in a place where others are physically attending.

50.3
Where attendance by electronic facility is enabled, the requirement to put any document on display or make it available for inspection will be satisfied if the document is made available for the required period in electronic form to those persons entitled to inspect it.

50.4	Unless the notice of meeting provides, or the chair of the meeting decides, otherwise, a general meeting will be treated as taking place where the chair of the meeting is at the time of the meeting.
51.	LENGTH OF NOTICE PERIOD
51.1
An annual general meeting shall be convened by at least 21 clear days’ notice. Subject to the Statutes, all other general meetings shall be convened by at least 14 clear days’ notice. Subject to these Articles and to any restrictions imposed on any shares, the notice shall be given to all the members, to all transmittees and to the Directors and Auditors.

52.	GENERAL MEETING RECORD DATE
52.1
Notwithstanding any other provision of these Articles, and subject to the Statutes, the Board may, for the purpose of determining which persons are entitled to attend and vote at a general meeting of the Company, or a separate general meeting of the holders of any class of shares, and how many votes such persons may cast, specify in the notice of meeting a time by which a person must be entered on the Register in order to have the right to attend or vote at the meeting provided that such time shall not be more than forty (40) days nor less than ten (10) days before the date of such meeting, and changes to the Register after the time specified by virtue of this Article 52 shall be disregarded in determining the rights of any person to attend or vote at the meeting.

53.	OMISSION OR NON-RECEIPT OF NOTICE
53.1
No proceedings at any meeting shall be invalidated by any accidental omission to give notice of the meeting, or to send an instrument of proxy, to any person entitled to receive it or, in the case of notice in electronic form or made available by means of a website, to invite any such person to appoint a proxy, or by reason of any such person not receiving any such notice, instrument or invitation.

54.	CHANGE OF ARRANGEMENTS FOR GENERAL MEETINGS
54.1
If for any reason the Board considers it impractical or undesirable to hold a meeting on the day, at the time or in any place specified for the holding of the meeting, or if the Board decides to change the arrangements for holding the meetings, whether by introducing, varying or cancelling the use of an electronic facility or in any other respect, it can change such date, time, place and arrangements (or whichever it requires), and may do so more than once in relation to the same meeting. There shall be no business of the meeting other than business that would have been transacted had no change been made. References in these Articles to the time of the holding of general meetings shall in the case of a postponed meeting be construed accordingly and any appointment of proxy may be validly received at such later time as is consistent with the altered time. The Board will, insofar as it is practicable, take reasonable steps to ensure that the change is announced on the Company’s website or by a relevant regulatory news service, but it shall not be necessary to restate the business of the meeting in the announcement.

55.	QUORUM
55.1
No business shall be transacted at any general meeting unless a quorum is present when the meeting proceeds to business, but the absence of a quorum shall not preclude the choice or appointment of a chair of the meeting. Except as otherwise provided by these Articles, two members present in person or by proxy and entitled to vote shall be a quorum for all purposes.

56.	PROCEDURE IF QUORUM NOT PRESENT
56.1
If within five minutes (or such longer time not exceeding one hour as the chair of the meeting may decide to wait) after the time appointed for the commencement of the meeting a quorum is not present, the meeting shall (if requisitioned in accordance with the Statutes) be dissolved or (in any other case) stand adjourned to such other day (not being less than ten clear days nor more than 28 days later) and time as may be decided by the chair of the meeting, who shall also decide as to any place or places for the meeting and the means of attending and participating at the adjourned meeting. One member present in person or by proxy (whatever the number of shares held by the member) and entitled to vote shall be a quorum at the adjourned meeting.

56.2
The Company shall give not less than seven clear days’ notice of any meeting adjourned through want of a quorum and the notice shall specify that one member present in person or by proxy (whatever the number of shares held by the member) and entitled to vote shall be a quorum.

57.	CHAIR OF GENERAL MEETING
57.1
The chair (if any) of the Board or, in the chair’s absence, the deputy chair (if any) shall preside as chair at every general meeting. If there is no such chair or deputy chair, or if at any meeting neither the chair nor a deputy chair is present within five minutes after the time appointed for the commencement of the meeting, or if neither of them is willing to act as chair, the Directors present shall choose one of their number to act, or if one Director only is present that Director shall preside as chair, if willing to act. If no Director is present, or if each of the Directors present declines to take the chair, the persons present and entitled to vote shall elect one of their number to be chair.

57.2
The chair of the meeting may invite any person to attend and speak (including by means of an electronic facility) at any general meeting of the Company whom the chair considers to be equipped by knowledge or experience of the Company’s business to assist in the deliberations of the meeting.

57.3
The decision of the chair of the meeting as to points of order, matters of procedure or arising incidentally out of the business of a general meeting shall be conclusive, as shall be the chair’s decision, acting in good faith, on whether a point or matter is of this nature.

58.	ATTENDANCE AND SPEAKING AT GENERAL MEETINGS
58.1
The Directors may make whatever arrangements they consider appropriate to enable those attending a general meeting to exercise their rights to speak or vote at it, including arrangements involving the use of an electronic facility for those who are not in a place where others are physically attending.

58.2
A person is able to exercise the right to speak at a general meeting when that person is in a position during the meeting, including by means of an electronic facility, to communicate simultaneously to all those attending the meeting any information or opinions which that person has on the business of the meeting.

58.3	A person is able to exercise the right to vote at a general meeting when:
58.3.1
that person is able, including by means of an electronic facility, to vote during the meeting on resolutions put to the vote at the meeting or, in the case of a poll, within the time specified for the taking of the poll; and

58.3.2	that person’s vote can be taken into account in determining whether or not such resolutions are passed at the same time as the votes of all the other persons attending the meeting.
58.4
All persons seeking to attend and participate in a general meeting by means of an electronic facility are responsible for maintaining adequate facilities to enable them to do so. Subject to the right of the chair to adjourn a general meeting under these Articles, the inability of a person at any time to attend or participate in the whole or any part of a general meeting by means of an electronic facility shall not invalidate the proceedings of that meeting.

58.5	Each Director shall be entitled to attend and to speak at any general meeting of the Company and at any separate general meeting of the holders of any class of shares or debentures in the Company.
59.	SATELLITE MEETING PLACES
59.1
If the Board so decides, a general meeting or adjourned meeting may be held at a certain place (the “Principal Place”), such as the place at which the chair of the meeting will be present, but with one or more other places made available as satellite meeting places. Members entitled to attend and participate in the meeting who attend any such satellite meeting place in person or by proxy may be counted in the quorum and participate in the general meeting or adjourned meeting as if they were at the Principal Place; and for the purposes of these Articles the meeting shall consist of all those persons entitled to attend and participate in the meeting who attend (including by means of an electronic facility), whether at the Principal Place or any satellite meeting place.
59.2
If not stated in the notice of meeting, the location of any satellite meeting place may be given in a letter accompanying the notice of meeting, but any failure to do this will not invalidate the notice of meeting.

59.3
The meeting will be duly constituted and its proceedings valid if the chair of the meeting is satisfied that facilities are available throughout the meeting to enable all members or proxies attending the meeting by whatever means and at all the meeting places to:

59.3.1	participate in the business for which the meeting has been called;
59.3.2	hear all the people who speak at the meeting and at any satellite meeting place; and
59.3.3	be heard by all other people attending and participating in the meeting.
59.4
The Board may make such arrangements as it thinks fit for simultaneous attendance and participation at the meeting, including the use of over-flow rooms, and may vary any such arrangements or make new arrangements. Arrangements may be notified in advance or at the meeting by whatever means the Board thinks appropriate to the circumstances. Each person entitled to attend the meeting will be bound by the arrangements made by the Board.

60.	SECURITY ARRANGEMENTS
60.1
The Board may direct that persons entitled to attend any general meeting should submit to such procedures, including searches, identification vetting, health and safety checks, questions or other security arrangements or restrictions, both before and during the meeting, as the Board shall, in compliance with the Statutes, consider appropriate in the circumstances and the Board may in its absolute discretion refuse entry or access by electronic facility to the meeting to any person who fails to comply with any such procedure. If any person has gained entry or access to a general meeting and refuses to comply with any such procedure or disrupts the proper and orderly conduct of the meeting, the chair of the meeting may at any time without the consent of the meeting require the person to leave or to be removed from the meeting or may, if the person is participating by electronic facility, disconnect the person from the meeting.

61.	ADJOURNMENTS
61.1
The chair of the meeting may at any time without the consent of the meeting adjourn any meeting (whether or not it has commenced or a quorum is present) either indefinitely or to such time as the chair may decide if it appears to the chair that:

61.1.1	any place appointed for the meeting cannot conveniently accommodate the persons entitled to attend;
61.1.2
the conduct of persons present prevents, or is likely to prevent, the orderly continuation of business or the security arrangements for holding the meeting are otherwise compromised or likely to be inadequate;

61.1.3	the outage, inadequacy or unreliability of any electronic facility used for the purposes of the meeting is such that the meeting cannot properly proceed; or
61.1.4	an adjournment is otherwise necessary so that the business of the meeting may be properly conducted and, if the chair fixes a time for the adjourned meeting the chair shall also decide as to any place or places for the adjourned meeting and the means of attending and participating at the adjourned meeting.
61.2
In addition, the chair of the meeting may at any time with the consent of any meeting at which a quorum is present (and shall if so directed by the meeting) adjourn the meeting either indefinitely or to such time as the chair may decide. When the chair fixes a time for the adjourned meeting the chair shall also decide as to any place or places for the adjourned meeting and the means of attending and participating at the adjourned meeting, but if the meeting is adjourned indefinitely such matters shall be fixed by the Board.
61.3
No business shall be transacted at any adjourned meeting except business which might properly have been transacted at the meeting had the adjournment not taken place. Except as expressly provided otherwise, the provisions of these Articles relating to general meetings shall apply equally to any adjourned meeting.

62.	NOTICE OF ADJOURNED MEETING
62.1
If a meeting is adjourned indefinitely or for 30 days or more or for lack of a quorum, at least seven clear days’ notice specifying the place, the day and the time of the adjourned meeting shall be given, but it shall not be necessary to specify in the notice the nature of the business to be transacted at the adjourned meeting. Otherwise, it shall not be necessary to give notice of an adjourned meeting.

63.	METHOD OF VOTING
63.1
For so long as any shares are held in a settlement system operated by DTC, any resolution put to the vote of a general meeting must be decided on a poll (and for so long as any shares are held in a settlement system operated by DTC this provision may not be amended without the unanimous consent of all the members). If no shares are held in a settlement system operated by DTC, at any general meeting a resolution put to the vote of the meeting shall be decided on a show of hands unless before or on the declaration of the result of the show of hands a poll is duly demanded. Subject to the Statutes, a poll may be demanded by:

63.1.1	the chair of the meeting;
63.1.2	at least five members or proxies entitled to vote on the resolution;
63.1.3
any member or proxy alone or together with one or more others representing in aggregate at least one-tenth of the total voting rights of all the members having the right to attend and vote on the resolution (excluding any voting rights attached to any shares held as treasury shares); or

63.1.4
any member or proxy alone or together with one or more others holding or having been appointed in respect of shares conferring a right to vote on the resolution, being shares on which an aggregate sum has been paid up equal to not less than one-tenth of the total sum paid up on all the shares conferring that right (excluding any voting rights attached to any shares held as treasury shares).

63.2
Unless a poll is so required or demanded and the demand is not withdrawn, a declaration by the chair of the meeting that a resolution has been carried or carried unanimously or by a particular majority or not carried by a particular majority or lost and an entry to that effect in the minutes of the meeting shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against such resolution.

63.3
Where members are present in person or by proxy by means of an electronic facility, all resolutions shall be decided on a poll and without first being put to a show of hands. A poll shall be deemed to have been duly demanded automatically at the time fixed for the meeting and those attending by electronic facility shall cast their votes by such electronic means as the Board shall have approved.

64.	VOTES OF MEMBERS
64.1
Subject to the Statutes, to any rights or restrictions attached to any shares and to any other provisions of these Articles, on a show of hands every member who is present in person shall have one vote and on a poll every member shall have one vote for every share of which the member is the holder.

64.2
If the notice of the meeting has specified a time (which is not more than 48 hours, taking no account of any part of a day that is not a working day, before the time fixed for the meeting) by which a person must be entered on the Register in order to have the right to attend and vote at the meeting, no person registered after that time shall be eligible to attend and vote at the meeting in person or by proxy by right of that registration, even if present at the meeting. References in these Articles to members present in person or by proxy shall be construed accordingly.

65.	VOTES OF JOINT HOLDERS
65.1	In the case of joint holders of a share who are entitled to vote the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders; and seniority shall be determined by the order in which the names of the holders stand in the Register.
66.	VOTES OF MEMBER SUFFERING INCAPACITY
66.1
A member in respect of whom an order has been made by any competent court or official on the ground that the member is or may be suffering from mental disorder or is otherwise incapable of managing the member’s own affairs may vote, whether on a show of hands or on a poll, by any person authorised in such circumstances to do so on the member’s behalf and that person may vote on a poll by proxy. The vote of such member shall not be valid unless evidence to the satisfaction of the Board of the authority of the person claiming to exercise the right to vote is deposited at the Office, or at such other place as is specified in accordance with these Articles for the deposit of appointments of proxy in hard copy form, not later than the last time at which an appointment of proxy should have been delivered in order to be valid for use at that meeting or on the holding of that poll.

67.	NO RIGHT TO VOTE WHERE SUMS OVERDUE ON SHARES
No member shall, unless the Board otherwise decides, vote at any general meeting or at any separate meeting of holders of any class of shares in the Company, either in person or by proxy, or exercise any other right or privilege as a member in respect of any share in the Company held by the member unless all monies presently payable by the member in respect of that share have been paid.
68.	VOTES ON A POLL
68.1	On a poll, a member entitled to more than one vote on a poll need not, if the member votes, use all the member’s votes, or cast all the votes the member uses, in the same way.
69.	RIGHT TO WITHDRAW DEMAND FOR A POLL
69.1
Except in the case of a poll that, in accordance with these Articles, has been deemed to have been demanded, the demand for a poll may, before the earlier of the close of the meeting and the taking of the poll, be withdrawn but only with the consent of the chair of the meeting and, if a demand is withdrawn, any other persons entitled to demand a poll may do so. If a demand is withdrawn, it shall not be taken to have invalidated any result of a show of hands declared before the demand was made. If a poll is demanded before the declaration of the result of a show of hands and the demand is duly withdrawn, the chair of the meeting may give whatever directions the chair considers necessary to ensure that the business of the meeting proceeds as it would have if the demand had not been made.

70.	PROCEDURE IF POLL DEMANDED
70.1
A duly demanded poll shall be taken in such manner as the chair of the meeting directs and the chair may appoint scrutineers (who need not be persons entitled to vote) and fix a time and place for declaring the result of the poll. The result of the poll shall be deemed to be the resolution of the meeting at which the poll was demanded.

71.	WHEN POLL TO BE TAKEN
71.1
A poll duly demanded on the election of a chair of the meeting or on a question of adjournment shall be taken forthwith. A poll duly demanded on any other question shall be taken either forthwith or on such date (being not more than 30 days after the poll is demanded) as may be fixed by the chair of the meeting, who shall also give directions as to any place or places for taking the poll and the manner or means (including by electronic facility) by which it will be taken. No notice need be given of a poll not taken immediately if the time at which it is to be taken, and any place or places for taking the poll and the manner or means by which it will be taken are announced at the meeting at which it is demanded. In any other case, at least seven clear days’ notice shall be given specifying the time and any place or places for taking the poll and the manner or means by which it will be taken. The result of the poll shall be deemed to be the resolution of the meeting at which the poll was demanded.

72.	CONTINUANCE OF OTHER BUSINESS AFTER POLL DEMANDED
72.1	The demand for a poll shall not prevent the continuance of a meeting for the transaction of any business other than the question on which the poll was demanded.
73.	PROPOSAL OR AMENDMENT OF RESOLUTION
73.1	A resolution proposed by the chair of the meeting does not need to be seconded.
73.2
A resolution duly proposed as a special resolution may be amended by ordinary resolution if the chair of the meeting or adjourned meeting at which the resolution is to be proposed proposes that the resolution be amended and the amendment does not go beyond what is necessary to correct a grammatical or other non-substantive error in the resolution.

73.3
A resolution duly proposed as an ordinary resolution may be amended by ordinary resolution if, at least 48 hours prior to the time appointed for holding the meeting, or adjourned meeting, at which the ordinary resolution is to be proposed, a person entitled to vote at that meeting or adjourned meeting gives notice of the terms of the amendment and of the intention to move the amendment by lodging such notice in writing in hard copy form at the Office, or if it is received from such person in electronic form at the electronic address at which the Company has, or is deemed to have, agreed to receive it, and the proposed amendment does not, in the reasonable opinion of the chair of the meeting or adjourned meeting, materially alter the scope of the resolution.

74.	AMENDMENT OF RESOLUTION RULED OUT OF ORDER
74.1
If an amendment is proposed to any resolution under consideration which the chair of the meeting rules out of order, the proceedings on the substantive resolution shall not be invalidated by any error in such ruling.

75.	OBJECTIONS OR ERRORS IN VOTING
75.1	If:
75.1.1	any objection shall be raised to the qualification of any voter;
75.1.2	any votes have been counted which ought not to have been counted or which might have been rejected; or
75.1.3
any votes are not counted which ought to have been counted the objection or error shall not vitiate the decision of the meeting or adjourned meeting on any resolution unless it is raised or pointed out at the meeting or, as the case may be, the adjourned meeting at which the vote objected to is given or tendered or at which the error occurs. Any objection or error shall be referred to the chair of the meeting and shall only vitiate the decision of the meeting on any resolution if the chair of the meeting decides that the matter objected to or the error may have affected the decision of the meeting. The decision of the chair of the meeting on such matters shall be conclusive.

76.	PROXIES SENT OR SUPPLIED IN ELECTRONIC FORM
76.1
The Board may (and shall for so long as any shares are held in a settlement system operated by DTC or if and to the extent that the Company is required to do so by the Statutes) allow an appointment of proxy to be sent or supplied in electronic form (including with respect to any shares held in a settlement system operated by DTC or in the name of a Depositary, by way of a voter instruction form) subject to any conditions or limitations as the directors may specify. Where the Company has given an electronic address in any instrument of proxy or invitation to appoint a proxy, any document or information relating to proxies for the meeting (including any document necessary to show the validity of, or otherwise relating to, an appointment of proxy, or notice of the termination of the authority of a proxy) may be sent by electronic means to that address, subject to any conditions or limitations specified in the relevant notice of meeting.

77.	EXECUTION OF AN APPOINTMENT OF PROXY
77.1	If the appointment of a proxy is:
77.1.1
in hard copy form, it shall be executed under the hand of the appointor or of the appointor’s attorney authorised in writing or, if the appointor is a corporation, either under its seal or under the hand of an officer, attorney or other person authorised to sign it;

77.1.2	in electronic form, it shall be executed by or on behalf of the appointor or otherwise authenticated by the appointor in a manner satisfactory to the Board.
77.2
Subject as provided in this Article, in the case of an appointment of proxy purporting to be executed on behalf of a corporation by an officer of that corporation it shall be assumed, unless the contrary is shown, that such officer was duly authorised to do so on behalf of that corporation without further evidence of that authorisation.

77.3	A proxy need not be a member of the Company.
78.	TIMES FOR DEPOSIT OF AN APPOINTMENT OF PROXY
78.1	The appointment of a proxy shall:
78.1.1
if in hard copy form, be deposited at the Office (or at such other address or place as is specified for the purpose in the notice convening the meeting or in the instrument) not less than 48 hours, taking no account of any part of a day that is not a working day, before the time of the holding of the meeting or adjourned meeting at which the person named in the appointment proposes to vote, or by such later time as the Board decides; or

78.1.2	if in electronic form, where an address has been specified for the purpose of receiving documents or information by electronic means:
78.1.2.1	in the notice convening the meeting, or
78.1.2.2	in any instrument of proxy sent out by the Company in relation to the meeting, or
78.1.2.3	in any invitation to appoint a proxy by electronic means issued by the Company in relation to the meeting, be received at such address not less than 48 hours, taking no account of any part of a day that is not a working day, before the time for holding the meeting or adjourned meeting at which the person named in the appointment proposes to vote, or by such later time as the Board decides;
78.1.3
in the case of a poll taken more than 48 hours after it is demanded, be deposited or received in that manner after the poll has been demanded and not less than 24 hours before the time appointed for the taking of the poll, or by such later time as the Board decides; or

78.1.4
where the poll is not taken forthwith but is taken not more than 48 hours after it was demanded, be delivered at the meeting at which the poll was demanded to the chair of the meeting or to any Director, provided in each case that the power of attorney or other authority (if any) under which it is signed, or a copy of such authority certified notarially or in some other way approved by the Board, has been received in hard copy form (or, to the extent the Directors think fit, in electronic form) at the Office, or at such other address or place as is specified for the purpose in the notice convening the meeting or in the instrument, no later than the latest time for receipt of the appointment of proxy. An appointment of proxy that is not deposited, delivered or received in a manner so permitted shall be invalid.

78.2
Except as provided otherwise in any terms and conditions issued, endorsed or adopted by the Board to facilitate the appointment by members of more than one proxy to exercise all or any of the member’s rights at a meeting, when two or more valid but differing appointments of proxy are deposited, delivered or received in respect of the same share for use at the same meeting, the one which is last deposited, delivered or received (regardless of its date or of the date of execution) shall be treated as replacing the others as regards that share; if the Company is unable to determine which was last deposited, delivered or received, none of them shall be treated as valid in respect of that share. The deposit, delivery or receipt of an appointment of a proxy shall not preclude a member from attending and voting in person at the meeting or poll concerned.

79.	FORM OF APPOINTMENT OF PROXY
79.1
The appointment of a proxy shall be in any usual form or any other form that the Board may approve and may relate to more than one meeting (including, with respect to any shares held through a Depositary, an omnibus proxy which enables such Depositary to exercise rights in a number of different ways for the shares that it holds). The Board may, if it thinks fit but subject to the Statutes, include with the notice of any meeting forms of appointment of proxy for use at the meeting.

79.2
Appointments of proxies may specify how the proxy appointed under them is to vote (or that the proxy is to abstain from voting) on one or more resolutions, but the Company shall not be obliged to ascertain that any proxy has complied with those or any other instructions given by the appointor and no decision on any resolution shall be vitiated by reason only that any proxy has not done so.

79.3
A member may appoint more than one proxy in relation to a meeting, provided that each proxy is appointed to exercise the rights attached to a different share or shares held by the member. The appointment of a proxy shall be deemed to include all the relevant member’s rights to attend and speak at the meeting and vote in respect of the share or shares concerned (but so that each proxy appointed by that member may vote on a show of hands notwithstanding that the member would only have had one vote if voting in person, and may demand or join in demanding a poll as if the proxy held the share or shares concerned) and, except to the extent that the appointment comprises instructions to vote in a particular way, to permit the proxy to vote or abstain as the proxy thinks fit on any business properly dealt with at the meeting, including a vote on any amendment of a resolution put to the meeting or on any motion to adjourn.

79.4
On a vote on a resolution on a show of hands at a meeting, every proxy present who has been duly appointed by one or more members entitled to vote on the resolution has one vote, except that if the proxy has been duly appointed by more than one member entitled to vote on the resolution and:

79.4.1	has been instructed by one or more of those members to vote for the resolution and by one or more other of those members to vote against it, or
79.4.2
has been instructed to vote the same way (either for or against) on the resolution by all of those members except those who have given the proxy discretion as to how to vote on the resolution the proxy is entitled to one vote for and one vote against the resolution.

79.5
The appointment shall, unless the contrary is stated in it, be as valid for any adjournment of the meeting as for the meeting to which it relates (regardless of any change of date, time or place effected in accordance with these Articles).

80.	VALIDITY OF PROXY
80.1
Subject to the Statutes, a vote given or poll demanded by proxy shall be valid, notwithstanding the previous determination of the proxy’s authority unless notice of such determination was received by the Company at the Office (or at such other place at which the appointment of proxy was duly deposited or, where the appointment of the proxy was in electronic form, at the address at which such appointment was duly received) not later than the last time at which an appointment of proxy should have been deposited, delivered or received in order to be valid for use at the meeting or on the holding of the poll at which the vote was given or the poll demanded.

81.	MAXIMUM VALIDITY OF PROXY
81.1
A valid appointment of proxy shall cease to be valid after the expiration of 12 months from the date of its execution except that it will remain valid after that for the purposes of a poll or an adjourned meeting if the meeting at which the poll was demanded or the adjournment moved was held within the 12-month period.

82.	CLASS MEETINGS
82.1
A separate meeting for the holders of a class of shares, whether or not called in connection with a variation or abrogation of class rights, shall be convened and conducted as nearly as possible in the same way as a general meeting, except that the necessary quorum (other than at an adjourned meeting) is two persons, present in person or by proxy, holding or representing by proxy at least one-third in nominal value of the capital paid up on the shares of the class (excluding any shares held as treasury shares) and, at an adjourned meeting, one person holding shares of that class present in person or by proxy, and any holder of shares of that class, present in person or by proxy and entitled to vote at the meeting, may demand a poll and shall be entitled on a poll to one vote for every share of that class of which they are the holder. No member, other than a Director, is entitled to notice of a separate class meeting or to attend unless they are a holder of shares of that class and no vote may be given except in respect of a share of that class.
83.	NUMBER OF DIRECTORS
83.1	Unless otherwise determined by ordinary resolution of the Company, the number of Directors (disregarding alternate directors) shall not be less than two but shall not be subject to any maximum number.
84.	NO SHAREHOLDING QUALIFICATION FOR DIRECTORS
84.1	No shareholding qualification for Directors shall be required.
85.	FEES
85.1
Each of the Directors (but not including, unless the Board determines otherwise, any Director who for the time being holds an executive office or employment with the Company or a subsidiary of the Company) shall be paid a fee for the Director’s services at such rate as may from time to time be determined by the Board or by a committee authorised by the Board; provided that the agreement or payment of any such fee would not result in non-compliance with any listing requirements of the Relevant Exchange.

86.	EXPENSES
86.1
The Directors may be paid all travelling, hotel and other expenses properly incurred by them in the conduct of the Company’s business performing their duties as Directors including all such expenses incurred in connection with attending and returning from meetings of the Board or any committee of the Board or general meetings or separate meetings of the holders of any class of shares or debentures of the Company or otherwise in connection with the business of the Company.

87.	REMUNERATION
87.1
Any Director who is appointed to any executive office may be paid such remuneration (whether by way of salary, commission, participation in profits or otherwise) in such manner as the Board or any committee authorised by the Board may decide, provided that the agreement or payment of any such fee would not result in non-compliance with any listing requirements of the Relevant Exchange.

87.2
Any Director who serves on any committee or who devotes special attention to the business of the Company or goes or resides abroad for any purposes of the Company shall receive such remuneration by way of salary, commission, participation in profits or otherwise as the Board or any committee authorised by the Board may determine in addition to or in lieu of any remuneration paid to, or provided for, such Director by or pursuant to any other provision of these Articles; provided the payment of any such extra remuneration would not result in non-compliance with any listing requirements of the Relevant Exchange.

88.	APPOINTMENT, REMOVAL AND RESIGNATION OF ALTERNATES
88.1
Any Director (other than an alternate Director) may appoint any other Director, or any other person permitted by law to act as a Director, to be the Director’s alternate and may revoke any such appointment, in either case by notice in writing delivered to the Secretary at the Office or delivered in any other manner (including by electronic means) approved by the Board. If the alternate is not already a Director, the appointment, unless previously approved by the Board, shall have effect only upon and subject to its being so approved. Any appointment of an alternate will only have effect once the person who is to be appointed has consented to act.

88.2
If the appointor so requests, an alternate shall (subject to giving to the Company an address for service within the United Kingdom) be entitled to receive notice of all meetings of the Board or of committees of the Board of which the appointor is a member, to attend and vote and be counted in the quorum as a Director at any such meeting at which the appointor is not personally present, and generally, in the absence of the appointor, at the meeting to exercise and discharge all the functions, powers and duties of the appointor as a Director and for the purposes of the proceedings at the meeting, these Articles shall apply as if the alternate were a Director.

A Director present at a meeting of the Board or committee of the Board and appointed alternate for another Director shall have an additional vote for each appointor of the alternate who is absent from such meeting (but shall count as one only for the purpose of determining whether a quorum is present).
88.3
Execution by an alternate of any document (including any deed) on behalf of the Company or any resolution in writing of the Board or a committee of the Board shall, unless the notice of appointment of the alternate provides to the contrary, be as effective as execution by the appointor.

88.4
An alternate shall cease to be an alternate if the alternate resigns or if for any reason the alternate’s appointment is revoked or if the alternate’s appointor ceases to be a Director; but if a Director retires by rotation or otherwise but is reappointed or deemed to have been reappointed at the meeting at which the Director retires, any appointment of an alternate made by the Director which was in force immediately prior to the Director’s retirement shall continue as if the Director had not retired. The appointment of an alternate shall be revoked on the happening of any event that, if the alternate were a Director, would cause vacation of such office under these Articles.

89.	ALTERNATE TO BE RESPONSIBLE FOR OWN ACTS AND PAYMENT OF ALTERNATE
89.1
An alternate shall be deemed an officer of the Company and shall be subject to these Articles relating to Directors (except as regards power to appoint an alternate and remuneration) and an alternate shall not be deemed the agent of the alternate’s appointor and shall alone be responsible to the Company for the alternate’s own acts and defaults. An alternate may be interested in and benefit from contracts, arrangements, transactions and other matters or situations and be paid expenses and indemnified, and accept benefits from third parties, to the same extent as if the alternate were a Director but, except to the extent that the alternate’s appointor directs the payment to the alternate of part or all of the fee or other remuneration which would otherwise be payable to the appointor, the alternate shall not be entitled to any fee or other remuneration from the Company for acting in that capacity.

90.	EXECUTIVE DIRECTORS
90.1
The Board or any committee authorised by the Board may from time to time appoint one or more of its body to hold any employment or executive office with the Company for such period (subject to the Statutes) and on such other terms as the Board or any committee authorised by the Board may decide and may revoke or terminate any appointment so made. Any revocation or termination of the appointment shall be without prejudice to any claim for damages that the Director may have against the Company or that the Company may have against the Director for any breach of any contract of service between the Director and the Company.

90.2
The Board may from time to time appoint any person to any office or employment having a descriptive designation or title including the word “director” or attach to any existing office or employment with the Company such a designation or title and may at any time determine any such appointment or the use of any such designation or title. The inclusion of the word “director” in the designation or title of any such office or employment with the Company shall not imply that the holder of the office is a director of the Company nor shall such holder thereby be empowered in any respect to act as a director of the Company or be deemed to be a director for any of the purposes of the Statutes or these Articles.

91.	GENERAL POWERS OF THE COMPANY VESTED IN THE BOARD
91.1
The business of the Company shall be managed by the Board, which, subject to these Articles and any direction given to the Company by special resolution, may exercise all the powers of the Company. No alteration of these Articles and no such direction shall invalidate any prior act of the Board which would have been valid if that alteration had not been made or that direction had not been given.

91.2	The powers given by this Article shall not be limited by any special power given to the Board by any other Article.
92.	AGENTS
92.1
The Board may, by power of attorney or otherwise, appoint any person to be the agent of the Company on such terms (including terms as to remuneration) and subject to such conditions as it may decide and may delegate to any person so appointed any of its powers, authorities and discretions (with power to sub-delegate). The Board may remove any person so appointed and may revoke or vary the delegation but no person dealing in good faith and without notice of the revocation or variation shall be affected by it.
92.2
The power to delegate contained in this Article shall be effective in relation to the powers, authorities and discretions of the Board generally and shall not be limited by the fact that in certain Articles, but not in others, express reference is made to particular powers, authorities or discretions being exercised by the Board or by committee authorised by the Board.

93.	DELEGATION TO INDIVIDUAL DIRECTORS
93.1
The Board may entrust to and confer upon a Director any of its powers, authorities and discretions (with power to sub-delegate) upon such terms (subject to the Statutes) and subject to such conditions and with such restrictions as it may decide. The Board may from time to time revoke or vary all or any of them but no person dealing in good faith and without notice of the revocation or variation shall be affected by it.

93.2
The power to delegate contained in this Article shall be effective in relation to the powers, authorities and discretions of the Board generally and shall not be limited by the fact that in certain Articles, but not in others, express reference is made to particular powers, authorities or discretions being exercised by the Board or by a committee authorised by the Board.

94.	DELEGATION TO COMMITTEES
94.1
The Board may delegate any of its powers, authorities and discretions (with power to sub-delegate) to any committee consisting of such person or persons as it thinks fit (whether a member or members of its body or not) provided that the majority of the members of the committee are Directors. Subject to any restriction on sub-delegation imposed by the Board, any committee so formed may exercise its power to sub-delegate by sub-delegating to any person or persons (whether or not a member or members of the Board or of the committee). Subject to any regulations imposed on it by the Board, the proceedings of any committee consisting of two or more members shall be governed by the provisions in these Articles for regulating proceedings of the Board so far as applicable except that no meeting of that committee shall be quorate for the purpose of exercising any of its powers, authorities or discretions unless a majority of the committee present at the meeting are Directors. A member of a committee shall be paid such remuneration (if any) in such manner as the Board may decide, and, in the case of a Director, either in addition to or in place of the Director’s ordinary remuneration as a Director.

94.2
The power to delegate contained in this Article shall be effective in relation to the powers, authorities and discretions of the Board generally and shall not be limited by the fact that in certain of these Articles, but not in others, express reference is made to particular powers, authorities or discretions being exercised by the Board or by a committee authorised by the Board.

95.	POWER TO ESTABLISH LOCAL BOARDS ETC
95.1	The Board may:
95.1.1
establish any divisional, departmental, regional, local or area boards, divisions or managing agencies for introducing, conducting or managing all or any of the business or affairs of the Company, either in the United Kingdom or elsewhere;

95.1.2
make regulations for the proceedings and activities of any such establishment (but so that otherwise its proceedings shall be governed by those of these Articles which regulate proceedings of the Board to the extent that they are capable of applying to it);

95.1.3
appoint any persons (whether Directors or not) as regional directors, local directors, divisional directors, area directors, advisory directors, managers or agents or to serve in any other capacity in connection with any such establishment, and may fix their remuneration;

95.1.4
delegate to any such establishment and to any such appointee (including anyone appointed before this Article was adopted) any of the powers, authorities and discretions vested in the Board, with power to sub-delegate; or

95.1.5	authorise any such appointees to fill any vacancies in any such establishment and to act notwithstanding vacancies, provided that any such appointment or delegation shall be made upon such terms and subject to such conditions as the Board may think fit, and the Board may remove any persons so appointed, and may revoke, suspend or vary any such delegation but this shall not affect the position of any person dealing in good faith who has not had notice that the Board has done so. No such appointee shall be a Director as such or be entitled to be present at any meeting of the Board (except at the request of the Board and, if present at such request, the appointee shall not be entitled to vote at that meeting) or have power under the terms of this Article to enter into any contract or transact any business on behalf of the Company except to the extent (if any) specifically authorised by the Board.
96.	PROVISION FOR EMPLOYEES
96.1
The Board may exercise any power conferred by the Statutes to make provision for the benefit of persons employed or formerly employed by the Company or any of its subsidiaries in connection with the cessation or the transfer to any person of the whole or part of the undertaking of the Company or that subsidiary.

97.	THE COMPANY’S NAME
97.1	Subject to the Statutes, the Board may from time to time change the name of the Company to any name considered by the Board to be advantageous, expedient or otherwise desirable.
98.	BORROWING POWERS
98.1
Subject to these Articles and the Statutes, the Board may exercise all the powers of the Company to borrow money, to guarantee, to indemnify and to mortgage or charge all or any part of the undertaking, property and assets (present and future) and uncalled capital of the Company and to issue debentures and other securities, or to give security whether outright or as collateral security, for any debt, liability or obligation of the Company or of any third party. There is no requirement on the Board to restrict the borrowing of the Company or any of its subsidiary undertakings.

99.	ANNUAL RETIREMENT OF DIRECTORS
99.1
With effect from the Adoption Date, the Directors shall be divided into three classes of Directors, designated as “Class I”, “Class II” and “Class III”, respectively. The number of Directors in each class shall be as nearly equal as possible.

99.2
The Class I Directors shall stand elected for a term expiring at the Company’s first annual general meeting following the Adoption Date, the Class II Directors shall stand elected for a term expiring at the Company’s second annual general meeting following the Adoption Date, and the Class III Directors shall stand elected for a term expiring at the Company’s third annual general meeting following the Adoption Date.

99.3
Commencing at the Company’s first annual general meeting following the Adoption Date, and at each annual general meeting thereafter, Directors elected to succeed those Directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual general meeting after their election.

99.4
In the event of any increase in the number of Directors, the newly created directorships resulting from such increase shall be apportioned by the board among the classes of Directors so as to maintain such classes as nearly equal as possible. No decrease in the number of Directors shall shorten the term of any incumbent Director.

99.5	Notwithstanding the foregoing provisions, each Director shall serve until their successor is duly elected and qualified or until their earlier death, resignation or removal.
99.6
Any vacancy on the Board arising from the death, resignation, disqualification, removal or other cessation of office of a Director shall be filled by the Board. Any Director appointed to fill such vacancy shall be appointed to the same class as the Director whose office became vacant and shall hold office for the remainder of the full term of that class and until his or her successor is duly elected and qualified.

100.	POSITION OF RETIRING DIRECTOR
100.1
Subject to these Articles, the Company at the meeting at which a Director retires may fill the vacated office and, in default, the retiring Director shall, if willing and permitted by law to act as a Director, be deemed to have been reappointed unless at the meeting it is resolved not to fill the vacancy or unless a resolution for the reappointment of the Director is put to the meeting and lost. If the Director is not reappointed or deemed to be reappointed, the Director shall retain office until the meeting appoints someone willing and permitted by law to act as a Director in the Director’s place or, if it does not do so, until the end of the meeting.
100.2
Subject to these Articles, if, immediately following the meeting at which Directors have retired pursuant to these Articles, there would for any reason be fewer Directors in office than the minimum number fixed by or in accordance with these Articles, each of the retiring Directors who stood for reappointment at the meeting shall, if willing and permitted by law to act as a Director, be deemed to have been reappointed as a Director and shall remain in office, but such Directors:

100.2.1
may act only for the purposes of filling vacancies and convening general meetings of the Company and may only perform such duties as are appropriate to maintain the Company as a going concern and to comply with the Company’s legal and regulatory obligations; and

100.2.2
shall, as a matter of priority and as soon as reasonably practicable following the meeting at which they retired, convene a general meeting for the purpose of appointing at least the minimum number of Directors fixed by or in accordance with these Articles, and each of them shall, if not reappointed at the meeting, retire from office at the end of the meeting unless the number of Directors appointed at the meeting is below that minimum number, in which case they (and any Director appointed at the meeting) shall remain in office on the terms and subject to the restrictions prescribed by this Article 100.2 as if they had retired and been deemed reappointed under it.

101.	ELIGIBILITY FOR APPOINTMENT AS A DIRECTOR
101.1	No person other than a Director retiring, whether by rotation or otherwise, shall be appointed or reappointed a Director at any general meeting unless:
101.1.1	they are recommended by the Board and are willing and permitted by law to act as a Director; or
101.1.2
they are permitted by law to act as a Director and, not less than seven nor more than 42 clear days before the day appointed for the meeting, notice executed by a member qualified to vote at the meeting (not being the person to be proposed) has been delivered to the Office (or received in electronic form at the electronic address at which the Company has or is deemed to have agreed to receive it) of the intention to propose that person for appointment or reappointment stating the particulars which would, if the person were so appointed or reappointed, be required to be included in the Company’s register of directors together with notice executed by that person of that person’s willingness to be appointed or reappointed.

102.	POWER OF THE COMPANY TO APPOINT DIRECTORS
102.1
Subject to these Articles, the Company may by ordinary resolution appoint as a Director any person who is willing and permitted by law to act as a Director, either to fill a vacancy on or as an addition to the existing Board, but so that the total number of Directors shall not at any time exceed any maximum number fixed by or in accordance with these Articles. A resolution for the appointment of two or more persons as Directors by a single resolution shall be void unless a resolution that it shall be so proposed has first been agreed to by the meeting without any vote being given against it.

103.	POWER OF THE BOARD TO APPOINT DIRECTORS
103.1
Without prejudice to the power of the Company in general meeting under these Articles to appoint any person to be a Director, the Board may appoint as a Director any person who is willing and permitted by law to act as a Director, either to fill a vacancy or as an addition to the existing Board, but so that the total number of Directors shall not at any time exceed any maximum number fixed by or in accordance with these Articles. Any Director so appointed shall hold office only until the conclusion of the next following annual general meeting and, if not reappointed at that meeting, shall vacate office at the conclusion of the meeting.

104.	COMPANY’S POWER TO REMOVE A DIRECTOR AND APPOINT ANOTHER IN THE DIRECTOR’S PLACE
104.1	In addition to any power conferred by the Statutes, the Company may by an ordinary resolution remove any

Director before the expiration of the Director’s period of office and may, subject to these Articles, by ordinary resolution appoint as a Director another person who is willing and permitted by law to act as a Director in the Director’s place.
105.	VACATION OF OFFICE BY DIRECTORS
105.1	Without prejudice to the provisions for retirement by rotation or otherwise contained in these Articles, the office of a Director shall be vacated as soon as:
105.1.1	notification is received by the Company from the Director that the Director is resigning from office as Director, and such resignation has taken effect in accordance with its terms;
105.1.2	a bankruptcy order is made against the Director or the Director makes any arrangement or composition with creditors generally in satisfaction of the Director’s debts;
105.1.3
a registered medical practitioner who is treating the Director gives a written opinion to the Company stating that the Director has become physically or mentally incapable of acting as a director and may remain so for more than three months or, by reason of the Director’s mental health, a court makes an order which wholly or partly prevents the Director from personally exercising any powers or rights that the Director would otherwise have;

105.1.4
without the permission of the Board, the Director is absent from meetings of the Board for six consecutive months (whether or not an alternate appointed by the Director attends) and the Board resolves that the Director’s office is vacated;

105.1.5
the Director ceases to be a Director by virtue of the Statutes or is prohibited by law or (if applicable) any rules of the Relevant Exchange from being a Director or is removed from office under these Articles;

105.1.6
notice in writing that the Director is to vacate office executed by or on behalf of all the Directors other than the Director, or any alternate for the Director who is not a Director or an alternate for another Director, is delivered to the Office or tendered at a meeting of the Board, provided those Directors are not less than three in number. Separate notices in substantially the same form each executed by or on behalf of one or more of those Directors shall together be as effective as a single notice signed by all of them; or

105.1.7	the Director’s contract of service or letter of appointment as a Director expires without being renewed within 14 days or is terminated.
106.	DIRECTORS’ TRANSACTIONS, OFFICES, EMPLOYMENT AND INTERESTS
106.1	Subject to the Statutes and the terms of any authorisation given under Article 107, a Director notwithstanding being in office as a Director:
106.1.1
may hold any other office or place of profit with the Company (except that of Auditor) in conjunction with the office of Director and may act personally or through a firm in a professional capacity for the Company (otherwise than as Auditor) and in either such case on such terms as to remuneration (whether by way of salary, commission, participation in profits or otherwise) and otherwise as the Board may determine, and any such remuneration shall be either in addition to or in lieu of any remuneration provided for, by or pursuant to any other Article;

106.1.2	may be a party to any contract or arrangement with, or interested in shares or other securities issued by, the Company;
106.1.3
may be a director or other officer of, or employed by, or a party to any contract or arrangement with, or interested in shares or other securities issued by, any undertaking in the same group as the Company or promoted by the Company or by any such undertaking, or in which the Company or any such undertaking is otherwise interested or as regards which the Company or any such undertaking has any powers of appointment;

106.1.4	shall not be accountable to the Company for any remuneration or benefit which the Director derives from any contract, arrangement, interest, office or employment sanctioned by this Article, and no such contract, arrangement, interest, office or employment shall be liable to be avoided on the ground of such remuneration or benefit nor its receipt constitute a breach of the Director’s duty under the Companies Act 2006 not to accept benefits from third parties;
106.1.5
shall not be in breach of the Director’s duties by reason only of the fact that the Director is excluded from the receipt of information, or from participation in decision-making or discussion (whether at meetings of the directors or otherwise), that will or may relate to any such office, employment, contract or interest; and

106.1.6
shall not be required to disclose to the Company, or use in relation to the Company’s affairs, any confidential information the Director obtains in connection with any such office, employment, contract or interest if the Director’s doing so would result in a breach of a duty or an obligation of confidence owed by the Director in that connection provided that the Director has disclosed to the Board the nature and extent of any material interest the Director has, but no such disclosure shall be necessary of any office or employment with any subsidiary undertaking of the Company or any interest in a transaction or arrangement that would not be required to be declared by the Director under the Statutes, and a general notice given to the Board that a Director is to be regarded as having an interest of the nature and extent specified in the notice in any transaction or arrangement in which a specified person or class of persons is interested shall be deemed to be a disclosure that the Director has an interest in any such transaction or arrangement of the nature and extent so specified, and for the purposes of this Article an interest of which a Director has no knowledge and of which it is unreasonable to expect the Director to have knowledge shall not be treated as an interest of the Director.
106.2
The Board may cause any voting power conferred by the shares in any other company held or owned by the Company or any power of appointment to be exercised in such manner in all respects as it thinks fit, including the exercise of either of such powers in favour of a resolution appointing the Directors, or any of them, to be directors or officers of the other company, or in favour of the payment of remuneration to the directors or officers of the other company.

106.3
Except as otherwise provided by these Articles, a Director shall not vote on, or be counted in the quorum in relation to, any resolution of the Board or of a committee of the Board concerning any matter in which, to the Director’s knowledge, the Director has, directly or indirectly, an interest (other than the Director’s interest in shares or debentures or other securities of, or otherwise in or through, the Company) or duty which (together with any interest of a person connected with the Director) is material and, if the Director shall do so, the Director’s vote shall not be counted. A Director shall be entitled to vote on and be counted in the quorum in respect of any resolution concerning any of the following matters:

106.3.1
the giving to the Director of any guarantee, security or indemnity in respect of money lent or obligations incurred by the Director or by any other person at the request of or for the benefit of, the Company or any of its subsidiary undertakings;

106.3.2
the giving by the Company of any guarantee, security or indemnity to a third party in respect of a debt or obligation of the Company or any of its subsidiary undertakings for which the Director has personally assumed responsibility in whole or in part and whether alone or jointly with others under a guarantee or indemnity or by the giving of security;

106.3.3
the Director’s subscribing or agreeing to subscribe for, or purchasing or agreeing to purchase, any shares, debentures or other securities of the Company or any of its subsidiary undertakings as a holder of securities, or the Director’s being, or intending to become, a participant in the underwriting or sub-underwriting of an offer of any such shares, debentures, or other securities by the Company or any of its subsidiary undertakings for subscription, purchase or exchange;

106.3.4
any contract concerning any company (not being a company in which the Director owns one per cent. or more (as defined in this Article)) in which the Director is interested, directly or indirectly, and whether as an officer, shareholder, creditor or otherwise;

106.3.5
any arrangement for the benefit of employees of the Company or any of its subsidiary undertakings under which the Director benefits in a similar manner as the employees and which does not accord to any Director as such any privilege or advantage not accorded to the employees to whom the arrangement relates;

106.3.6	any contract concerning any insurance which the Company is empowered to purchase or maintain for, or for the benefit of, any Directors or for persons who include Directors; or
106.3.7
any indemnity permitted by these Articles (whether in favour of the Director or others as well) against any costs, charges, expenses, losses and liabilities sustained or incurred by the Director as a director of the Company or of any of its subsidiary undertakings, or any proposal to provide funds to meet any expenditure incurred or to be incurred by the Director in mounting a defence in any criminal or civil proceeding in connection with any alleged negligence, default, breach of duty or breach of trust by the Director in relation to the Company or any of its subsidiary undertakings, or any investigation, or action proposed to be taken, by a regulatory authority in that connection, or for the purposes of any application for relief under the Companies Act 2006, or in order to enable the Director to avoid incurring such expenditure.

106.4
A Director shall not vote on, or be counted in the quorum in relation to, any resolution of the Board concerning the Director’s own appointment, or the settlement or variation of the terms or the termination of the Director’s own appointment, as the holder of any office or place of profit with the Company or any company in which the Company is interested but, where proposals are under consideration concerning the appointment, or the settlement or variation of the terms or the termination of the appointment, of two or more Directors to offices or places of profit with the Company or any company in which the Company is interested, a separate resolution may be put in relation to each Director and in that case each of the Directors concerned shall be entitled to vote on and be counted in the quorum in relation to each resolution which does not concern either: (a) the Director’s own appointment or the settlement or variation of the terms or the termination of the Director’s own appointment; or (b) the appointment of another Director to an office or place of profit with a company in which the Company is interested and in which the Director seeking to vote or be counted in the quorum is interested by virtue of owning of one per cent. or more (as defined in this Article).

106.5
A company shall be deemed to be a company in which a Director owns one per cent. or more if and so long as the Director is directly or indirectly the holder of or beneficially interested in one per cent. or more of any class of the equity share capital of such company or of the voting rights available to members of such company. For this purpose, there shall be disregarded any shares held by a Director as bare or custodian trustee and in which the Director has no beneficial interest, any shares comprised in a trust in which the Director’s interest is in reversion or remainder (if and so long as some other person is entitled to receive the income from such trust) and any shares comprised in an authorised unit trust scheme in which the Director is interested only as a unit holder.

106.6	Where a company in which a Director owns one per cent. or more is materially interested in a contract, the Director shall also be deemed to be materially interested in that contract.
106.7
For the purposes of this Article, an interest of a person who is, for any purpose of the Statutes, connected with a Director shall be treated as an interest of the Director and, in relation to an alternate Director, an interest of the relevant appointor shall be treated as an interest of the alternate Director without prejudice to any interest which the alternate Director has otherwise.

106.8	References in this Article to a contract include references to any proposed contract and to any transaction or arrangement whether or not constituting a contract.
106.9
If any question shall arise at any meeting of the Board as to the materiality of the interest of a Director (other than the chair of the meeting) or as to the entitlement of any Director (other than the chair of the meeting) to vote or be counted in the quorum and the question is not resolved by the Director’s voluntarily agreeing to abstain from voting or not to be counted in the quorum, the question shall be referred to the chair of the meeting and the chair’s ruling in relation to the Director concerned shall be conclusive except in a case where the nature or extent of the interest (so far as it is known to the Director) has not been fairly disclosed to the Board. If any question shall arise in respect of the chair of the meeting, the question shall be decided by resolution of the Board (for which purpose the chair shall be counted in the quorum but shall not vote on the matter) and the resolution shall be conclusive except in a case where the nature or extent of the interest (so far as it is known to the chair) has not been fairly disclosed to the Board.
106.10
Subject to the Statutes, the Company may by ordinary resolution suspend or relax the provisions of this Article to any extent or ratify any contract not properly authorised by reason of a contravention of this Article.

107.	CONFLICTS OF INTEREST REQUIRING BOARD AUTHORISATION
107.1
The Board may, provided the quorum and voting requirements set out below are satisfied, authorise any matter that would otherwise involve a Director being in breach of duty under section 175 of the Companies Act 2006 to avoid conflicts of interest.

107.2
Any Director (including the Director concerned) may propose that the Director concerned be authorised in relation to any matter the subject of such a conflict. Such proposal and any authority given by the Board shall be effected in the same way that any other matter may be proposed to and resolved upon by the Board under the provisions of these Articles, except that the Director concerned and any other Director with a similar interest:

107.2.1	shall not count towards the quorum at the meeting at which the conflict is considered;
107.2.2	may, if the other members of the Board so decide, be excluded from any Board meeting while the conflict is under consideration; and
107.2.3
shall not vote on any resolution authorising the conflict except that, if the Director or other Director does vote, the resolution will still be valid if it would have been agreed to if any such vote had not been counted.

107.3	Where the Board gives authority in relation to such a conflict:
107.3.1
the Board may (whether at the time of giving the authority or at any time or times subsequently) impose such terms upon the Director concerned as it may determine, including the exclusion of that Director from the receipt of information, or participation in any decision-making or discussion (whether at meetings of the Board or otherwise) related to the conflict;

107.3.2
the Director concerned will be obliged to comply with any terms imposed by the Board from time to time in relation to the conflict and will not be in breach of duty as a Director to the extent the Director does so;

107.3.3
the authority may provide that, where the Director concerned (otherwise than by virtue of the Director’s position as a director of the Company) obtains information that is confidential to a third party, the Director will not be obliged to disclose that information to the Company, or to use the information in relation to the Company’s affairs, where to do so would amount to a breach of that confidence;

107.3.4	the authority may also provide that the Director concerned shall not be accountable to the Company for any benefit that the Director receives as a result of the conflict;
107.3.5
the receipt by the Director concerned of any remuneration or benefit as a result of the conflict shall not constitute a breach of the duty under the Companies Act 2006 not to accept benefits from third parties;

107.3.6	the terms of the authority shall be recorded in writing (but the authority shall be effective whether or not the terms are so recorded); and
107.3.7	the Board may withdraw the authority at any time.
108.	DIRECTORS’ GRATUITIES AND PENSIONS
108.1
The Board or any committee authorised by the Board may exercise all the powers of the Company to provide benefits, whether by the payment of gratuities, pensions, annuities, allowances, bonuses or by insurance or otherwise, for any Director or former Director who holds or who has held but no longer holds any executive office, other office, place of profit or employment with the Company or with any body corporate which is or has been a subsidiary undertaking of the Company or a predecessor in business of the Company or of any such subsidiary undertaking, and for any member of the Director’s or former Director’s family (including a spouse and a former spouse) or any person who is or was dependent on the Director or former Director, and may (as well before as after the Director or former Director ceases to hold such office, place of profit or employment) establish, maintain, support, subscribe to and contribute to any scheme, trust or fund for the benefit of all or any such persons and pay premiums for the purchase or provision of any such benefits. The Board or any committee authorised by the Board may procure any of these matters to be done by the Company either alone or in conjunction with any other person.
108.2
No Director or former Director shall be accountable to the Company or the members for any benefit provided pursuant to this Article and the receipt of any such benefit shall not disqualify any person from being or becoming a Director.

109.	BOARD MEETINGS
109.1
The Board may meet for the despatch of business, adjourn and otherwise regulate its meetings as it thinks fit. A Director may, and the Secretary on the requisition of a Director shall, convene a meeting of the Board.

110.	NOTICE OF BOARD MEETINGS
110.1
Notice of a Board meeting shall be deemed to be properly given to a Director if it is given to the Director personally or by word of mouth or sent in writing or in electronic form to the Director at the last known address of the Director or any other address given by the Director to the Company for this purpose.

110.2
Notice of a Board meeting need not be given to Directors who waive their entitlement to notice of that meeting by giving notice to that effect to the Company not more than seven days after the date on which the meeting is held. Where such notice is given after the meeting has been held, that does not affect the validity of the meeting, or of any business conducted at it.

111.	VOTING
111.1	Questions arising at a meeting shall be decided by a majority of votes. In the case of an equality of votes, the chair of the meeting shall have a second or casting vote.
112.	QUORUM
112.1
The quorum necessary for the transaction of the business of the Board may be fixed by the Board and unless so fixed at any other number shall be two provided that, for the purposes of any meeting held pursuant to Article 107 to authorise a Director’s conflict, if there is only one Director besides the Director concerned and Directors with a similar interest, the quorum shall be one.

112.2
Subject to these Articles, any Director who ceases to be a Director at a Board meeting may continue to be present and to act as a Director and be counted in the quorum until the termination of the Board meeting if no other Director objects and if otherwise a quorum of Directors would not be present.

113.	BOARD VACANCIES BELOW MINIMUM NUMBER
113.1
The continuing Directors or a sole continuing Director may act notwithstanding any vacancies on the Board, but, if the number of Directors is less than the minimum number fixed by or in accordance with these Articles, the continuing Directors or Director may act only for the purpose of filling vacancies on the Board or of convening a general meeting of the Company. If there are no Directors or Director able or willing to act, any two members may call a general meeting of the Company for the purpose of appointing Directors.

114.	APPOINTMENT OF CHAIR
114.1
The Board may appoint a Director to be the chair of the Board and may at any time remove the Director from that office. Unless the Director is unwilling to do so, the Director so appointed shall preside at every meeting of the Board at which the Director is present. But if there is no Director holding that office, or if the Director holding it is unwilling to preside or is not present within five minutes after the time appointed for the meeting, the Directors present may appoint one of their number to be chair of the meeting.

115.	COMPETENCE OF THE BOARD
115.1	A meeting of the Board at which a quorum is present shall be competent to exercise all powers, authorities and discretions for the time being vested in or exercisable by the Board.
116.	PARTICIPATION IN MEETINGS BY TELEPHONE
116.1
All or any of the members of the Board or of any committee of the Board may participate in a meeting of the Board or that committee by means of a conference telephone or any communication equipment that allows all persons participating in the meeting to hear and speak to each other. A person so participating shall be deemed to be present in person at the meeting and shall be entitled to vote or be counted in a quorum accordingly. Such a meeting shall be deemed to take place where the largest group of those participating is assembled, or, if there is no such group, where the chair of the meeting is and shall be deemed to be a meeting even if there is only one person physically present where it is deemed to take place.

117.	WRITTEN RESOLUTIONS
117.1	A resolution in writing signed by:
117.1.1	all the Directors entitled to receive notice of a meeting of the Board, if that number is sufficient to constitute a quorum; or
117.1.2	by all the members of a committee of the Board
(but excluding any Director whose vote is not to be counted in respect of that particular matter) shall be as valid and effectual as if it had been passed at a meeting of the Board or that committee duly convened and held and may be contained in one document (or in several documents in all substantial respects in like form) each signed by one or more of the Directors or members of that committee. Any such document may be constituted by letter or (provided it is in writing) in electronic form or otherwise as the Board may from time to time approve.
118.	COMPANY BOOKS
118.1	The Board shall cause minutes to be made in books kept for the purpose of recording:
118.1.1	all appointments of officers made by the Board; and
118.1.2
all proceedings at meetings of the Company, of the holders of any class of shares in the Company and of the Board and of committees of the Board, including the names of the Directors or members of a committee of the Board present at each such meeting.

118.2
Subject to the Statutes, any such minutes, if purporting to be signed by the chair of the meeting at which the appointments were made or proceedings held or by the chair of the next succeeding meeting, shall be sufficient evidence of the facts stated in them without any further proof.

119.	VALIDITY OF ACTS OF THE BOARD OR A COMMITTEE
119.1
All acts done by the Board or by a committee of the Board, or by a person acting as a Director or member of a committee of the Board shall, notwithstanding that it is afterwards discovered that there was some defect in the appointment of any Director, member of a committee of the Board, or person acting as a Director, or that any of them were disqualified from holding office, or had vacated office, or were not entitled to vote, be as valid as if each such person had been duly appointed and was qualified and had continued to be a Director or member of the committee and had been entitled to vote.

120.	APPOINTMENT AND REMOVAL OF COMPANY SECRETARY
120.1
Subject to the Statutes, the Secretary shall be appointed by the Board at such remuneration and upon such terms as it thinks fit. If thought fit, two or more persons may be appointed as joint Secretaries with the power to act jointly and severally. Any Secretary so appointed may be removed by the Board.

120.2
The Board may from time to time appoint an assistant or deputy secretary who, during such time as there may be no Secretary or no Secretary capable of acting, may act as Secretary and do any act authorised or required by these Articles or by law to be done by the Secretary. The signature of any document as Secretary by such assistant or deputy secretary shall be conclusive evidence (without invalidating that signature for any purpose) that at the time of signature there was no Secretary or no Secretary capable of acting.
121.	USE OF SEAL
121.1
The Seal shall only be used by the authority of the Board or of a committee authorised by the Board in that behalf and, unless otherwise decided by the Board or any such committee, any document to which the Seal is applied must also be signed by at least one authorised person in the presence of a witness who attests the signature. For the purposes of this Article, an authorised person is any Director, the Company Secretary or any person authorised by the Board or such committee for the purpose of signing documents to which the Seal is applied.

122.	COMPANY MAY DECLARE DIVIDENDS
122.1
Subject to the Statutes, the Company may by ordinary resolution declare dividends in accordance with the respective rights of the members, but no dividend shall exceed the amount recommended by the Board. Subject to the Statutes, any determination by the Board of the amount of profits at any time available for distribution shall be conclusive.

123.	BOARD MAY PAY INTERIM DIVIDENDS AND FIXED DIVIDENDS
123.1
Subject to the Statutes, the Board may pay interim dividends if it appears to the Board that they are justified by the financial position of the Company. If the share capital of the Company is divided into different classes, the Board may pay interim dividends on shares which confer deferred or non-preferred rights to dividends as well as on shares which confer preferential or special rights to dividends, but no interim dividend shall be paid on shares carrying deferred or non-preferred rights if, at the time of payment, any preferential dividend is in arrears. The Board may also pay at intervals settled by it any dividend payable at a fixed date if it appears to the Board that the financial position of the Company justifies the payment. If the Board acts in good faith, it shall not incur any liability to the holders of shares conferring preferred rights for any loss which they may suffer by reason of the lawful payment of an interim dividend on any shares having deferred or non-preferred rights.

124.	CALCULATION AND CURRENCY OF DIVIDENDS
124.1	Except in so far as the rights attaching to any share otherwise provide:
124.1.1
all dividends shall be declared and paid according to the amounts paid up on the shares on which the dividend is paid, but (for the purposes of this Article only) no amount paid up on a share in advance of calls shall be treated as paid up on the share;

124.1.2
all dividends shall be apportioned and paid proportionately to the amounts paid up on the shares during any portion or portions of the period in respect of which the dividend is paid; but, if any share is issued on terms providing that it shall rank for dividend as from a particular date, that share shall rank for dividend accordingly; and

124.1.3
any dividends or other monies payable on or in respect of any share may be declared in any currency or currencies, and paid in the same currency or currencies or in any other currency or currencies, and subject to such charges to cover the costs of conversion, as the Board may determine, using where required such basis of conversion (including the rate and timing of conversion) as the Board decides.

125.	WAIVER OF DIVIDENDS
125.1
The waiver in whole or in part of any dividend on any share by any document (whether or not under seal) shall be effective only if such document is signed by the relevant member or transmittee and delivered to the Company and if or to the extent that it is accepted as such or acted upon by the Company.

126.	NON-CASH DIVIDENDS
126.1
Subject to the terms of issue of the share in question, the Company may, by ordinary resolution on the recommendation of the Board, decide to pay all or part of a dividend or other distribution payable in respect of a share by transferring non-cash assets of the value fixed by the Board for the purpose of their recommendation, including paid up shares or other securities in any other company or by issuing debt securities of a nominal value equivalent to that of the dividend or distribution. Where any difficulty arises concerning such dividend or distribution, the Board may settle it as the Board thinks expedient and in particular may issue fractional certificates or, subject to the Statutes and, in the case of shares held in uncertificated form, the system’s rules, authorise and instruct any person to sell and transfer any fractions or may ignore fractions altogether, and may fix the value for distribution of any assets and may determine that cash shall be paid to any member upon the basis of the value so fixed in order to secure equality of distribution and may vest any assets to be distributed in trustees as the Board may consider expedient.
127.	SCRIP DIVIDENDS
127.1
Subject to the Statutes, the Board may, if authorised by an ordinary resolution of the Company offer the holders of ordinary Shares the right to elect to receive new ordinary Shares, credited as fully paid, instead of cash for all or part (as determined by the Board) of any dividend. The following provisions shall apply:

127.1.1	an ordinary resolution may specify a particular dividend or dividends, or may specify all or any dividends, declared or paid within a specified period;
127.1.2
the basis of allotment to each entitled holder of ordinary shares shall be such number of new ordinary shares credited as fully paid as have a value as nearly as possible equal to (but not greater than) the amount of the dividend (disregarding any tax credit) which the holder has elected to forgo. For this purpose, the “value” of an ordinary share shall be deemed to be whichever is the greater of its nominal value and the average of the middle market quotations for the Company’s ordinary shares on the Relevant Exchange or, if a Relevant Exchange quote is not available, such other exchange or quotation service on which the Company’s ordinary shares are listed or quoted as derived from such. A certificate or report by the Auditors as to the amount of the value in respect of any dividend shall be conclusive evidence of that amount;

127.1.3
no fraction of an ordinary share shall be allotted and if any holder of ordinary shares would otherwise be entitled to fractions of a share, the Board may deal with the fractions as it thinks fit, including determining that the whole or part of the benefit of fractional entitlements will be disregarded or accrue to the Company or that the value of fractional entitlements will be accumulated on behalf of a member (without entitlement to interest) and applied in paying up new shares in connection with a subsequent offer by the Company of the right to receive shares instead of cash in respect of a future dividend;

127.1.4
the Board shall not proceed with any election unless the Company has sufficient reserves or funds which may be capitalised to give effect to the election following the Board’s determination of the basis of allotment;

127.1.5
on or as soon as practicable after announcing that the Board is to recommend or pay any dividend, the Board, if it intends to offer an election for that dividend, shall also announce that intention and, having determined the basis of allotment, shall notify the entitled holders of ordinary shares (other than any in relation to whom an election mandate in accordance with this Article is subsisting) of the right of election offered to them, and shall send with, or following, such notification, forms of election and shall specify the procedure to be followed and place at which, and the latest date and time by which, duly completed forms of election must be received in order to be effective;

127.1.6
the dividend (or that part of the dividend in respect of which a right of election has been offered) shall not be payable on ordinary shares in respect of which an election has been duly made (the “elected shares”) and instead additional ordinary shares shall be allotted to the holders of the elected shares on the basis of allotment so determined. For such purpose, the Board shall capitalise, out of any amount standing to the credit of any reserve or fund (including the profit and loss account), whether or not it is available for distribution, as the Board may determine, a sum equal to the aggregate nominal amount of the additional ordinary shares to be allotted on that basis and apply it in paying up in full the appropriate number of ordinary shares for allotment and distribution to the holders of the elected shares on that basis; and

127.1.7	the additional ordinary shares so allotted shall be allotted as of the record date for the dividend for which the right of election has been offered and shall rank pari passu in all respects with the fully paid ordinary shares then in issue except that they will not rank for the dividend or other distribution entitlement in respect of which they have been issued. Unless the Board otherwise determines (and subject always to the Regulations and the system’s rules), the ordinary shares so allotted shall be issued as shares in certificated form (where the ordinary shares in respect of which they have been allotted were in certificated form at the Scrip Record Time) or as shares in uncertificated form (where the ordinary shares in respect of which they have been allotted were in uncertificated form at the Scrip Record Time) provided that if the Company is unable under the system’s rules to issue ordinary shares in uncertificated form to any person, such shares shall be issued as shares in certificated form. For these purposes, the “Scrip Record Time” means such time on the record date for determining the entitlements of members to make elections as described in this Article, or on such other date as the Board may in its absolute discretion determine.
127.2
The Board may establish or vary a procedure for election mandates whereby a holder of ordinary shares may elect concerning future rights of election offered to that holder under this Article until the election mandate is revoked following that procedure.

127.3
The Board may exclude from any offer any holders of ordinary shares if it believes that it is necessary or expedient to do so in relation to any legal or practical problems under the laws of, or the requirements of any regulatory body or stock exchange or other authority in, any territory or that for any other reason the offer should not be made to them.

128.	ENHANCED SCRIP DIVIDENDS
128.1
Subject to the Statutes and without prejudice to the generality of Article 127, the Board may, in respect of any cash dividend or other distribution (or any part thereof) declared or payable in relation to any financial year or period of the Company, offer to each holder of ordinary shares the right to elect to receive new ordinary shares, credited as fully paid, in respect of the whole or part of the ordinary shares held by them instead of such cash dividend, on any basis described in that Article but so that the entitlement of each holder of ordinary shares to such new ordinary shares shall be determined by the Board such that the value (determined on the basis decided on by the Board) of the new ordinary shares concerned may exceed the cash amount that such holders of ordinary shares would otherwise have received by way of dividend and, in respect of such offer, that Article shall take effect subject to this Article. Any offer made under this Article shall be an alternative to any offer made under that Article in respect of a particular cash dividend (but shall form part of any plan which is in operation thereunder).

128.2
The Board may exclude from any offer any holders of ordinary shares if it believes that it is necessary or expedient to do so in relation to any legal or practical problems under the laws of, or the requirements of any regulatory body or stock exchange or other authority in, any territory or that for any other reason the offer should not be made to them.

129.	RIGHT TO DEDUCT AMOUNTS DUE ON SHARES FROM DIVIDENDS
129.1
The Board may deduct from any dividend or other monies payable in respect of a share to a member all sums of money (if any) presently payable by the member to the Company on account of calls or otherwise in respect of shares of the Company.

130.	NO INTEREST ON DIVIDENDS
130.1	No dividend or other monies payable in respect of a share shall bear interest against the Company unless otherwise provided by the rights attached to the share.
131.	PAYMENT PROCEDURE
131.1
All dividends and interest shall belong and be paid (subject to any lien of the Company) to those entitled members whose names shall be on the Register at the date at which such dividend shall be declared or at the date on which such interest shall be payable respectively, or at such other date as the Company by ordinary resolution or the Board may determine notwithstanding any subsequent transfer or transmission of shares.

131.2
The Company may pay any dividend, interest or other monies payable in cash in respect of shares by direct debit, bank transfer, cheque, dividend warrant, money order or by any other method (including by electronic means) as the Board may consider appropriate.

131.3
Every such cheque, warrant or order shall be made payable to the person to whom it is sent, or to such other person as the holder or the joint holders may in writing direct, and may be sent by post or equivalent means of delivery directed to the registered address of the holder or, in the case of joint holders, to the registered address of the joint holder whose name stands first in the Register, or to such person and to such address as the holder or joint holders may in writing direct.

131.4	Every such payment made by direct debit or bank transfer shall be made to the holder or joint holders or to or through such other person as the holder or joint holders may in writing direct.
131.5
In respect of shares in uncertificated form, where the Company is authorised to do so by or on behalf of the holder or joint holders in such manner as the Board shall from time to time consider sufficient, the Company may pay any such dividend, interest or other monies by means of the relevant system. Every such payment shall be made in such manner as may be consistent with the system’s rules and, without prejudice to the generality of the foregoing, may include the sending by the Company or by any person on its behalf of an instruction to the Operator to credit the cash memorandum account of the holder or joint holders or, if permitted by the Company, of such person as the holder or joint holders may in writing direct.

131.6
The Company shall not be responsible for any loss of any such cheque, warrant or order and any payment made in any manner permitted by these Articles shall be at the sole risk of the holder or joint holders. Without prejudice to the generality of the foregoing, if any such cheque, warrant or order has been, or is alleged to have been, lost, stolen or destroyed, the Board may, on request of the person entitled thereto, issue a replacement cheque, warrant or order subject to compliance with such conditions as to evidence and indemnity and the payment of out of pocket expenses of the Company in connection with the request as the Board may think fit.

131.7
The issue of such cheque, warrant or order, the collection of funds from or transfer of funds by a bank in accordance with such direct debit or bank transfer or, in respect of shares in uncertificated form, the making of payment in accordance with the system’s rules, shall be a good discharge to the Company.

132.	RECEIPT BY JOINT HOLDERS
132.1	If several persons are registered as joint holders of any share, any one of them may give effectual receipts for any dividend or other monies payable in respect of the share.
133.	WHERE PAYMENT OF DIVIDENDS NEED NOT BE MADE
133.1
The Company may cease to send any cheque or warrant through the post or to effect payment by any other means for any dividend or other monies payable in respect of a share which is normally paid in that manner on that share if in respect of at least two consecutive dividends payable on that share payment, through no fault of the Company, has not been effected (or, following one such occasion, reasonable enquiries have failed to establish any new address of the holder) but, subject to these Articles, the Company shall recommence payments in respect of dividends or other monies payable on that share by that means if the holder or transmittee claims the arrears of dividend and does not instruct the Company to pay future dividends in some other way.

134.	UNCLAIMED DIVIDENDS
134.1
All dividends, interest or other sums payable unclaimed for one year after having become due for payment may be invested or otherwise made use of by the Board for the benefit of the Company until claimed. The retention by the Company of, or payment into a separate account of, any unclaimed dividend or other monies payable on or in respect of a share into a separate account shall not constitute the Company a trustee in respect of it. Any dividend, interest or other sum unclaimed after a period of 12 years from the date when it became due for payment shall be forfeited and shall revert to the Company.

135.	CAPITALISATION OF PROFITS
135.1	Upon the recommendation of the Board, the Company may pass an ordinary resolution to the effect that it is desirable to capitalise all or any part of any undivided profits of the Company not required for paying any preferential dividend (whether or not they are available for distribution) or all or any part of any sum standing to the credit of any reserve or fund (whether or not available for distribution).
135.2
Subject as provided below, the Board may appropriate the sum resolved to be capitalised to the members who would have been entitled to it if it were distributed by way of dividend and in the same proportions and apply such sum on their behalf either in or towards paying up the amounts, if any, for the time being unpaid on any shares held by them respectively, or (subject to approval by ordinary resolution and to any subsisting special rights previously conferred on any shares or class of shares) in paying up in full shares of any class or debentures of the Company of a nominal amount equal to that sum, and allot the shares or debentures credited as fully paid to those members, or as they may direct, in those proportions, or partly in one way and partly in the other provided that:

135.2.1
the Company shall for the purposes of this Article be deemed to be such a member in relation to any shares held as treasury shares which, if not so held, would have ranked for any such distribution by way of dividend, but only insofar as the appropriated sum is to be applied in paying up in full shares of the Company; and

135.2.2
the share premium account, the capital redemption reserve, and any reserve or fund representing profits which are not available for distribution may only be applied in paying up in full shares of the Company.

135.3
The Board may authorise any person to enter on behalf of all the members concerned into an agreement with the Company providing for the allotment to them respectively, credited as fully paid, of any shares or debentures to which they are entitled upon such capitalisation and any matters incidental thereto, any agreement made under such authority being binding on all such members.

135.4
If any difficulty arises concerning any distribution of any capitalised reserve or fund, the Board may, subject to the Statutes and, in the case of shares held in uncertificated form, the system’s rules, settle it as the Board considers expedient and in particular may issue fractional certificates, authorise any person to sell and transfer any fractions or resolve that the distribution should be made as nearly as practicable in the correct proportion or may ignore fractions altogether, and may determine that cash payments shall be made to any members in order to adjust the rights of all parties as the Board considers expedient.

135.5
Where, pursuant to an employees’ share scheme, the Company has granted options to subscribe for shares on terms which provide (inter alia) for adjustments to the subscription price payable on the exercise of such options or to the number of shares to be allotted upon such exercise in the event of any increase or reduction in, or other reorganisation of, the Company’s issued share capital and an otherwise appropriate adjustment would result in the subscription price for any share being less than its nominal value, then, subject to and in accordance with the provisions of the Statutes, the Board may, on the exercise of any of the options concerned and payment of the subscription which would have applied had such adjustment been made, capitalise any such profits or other sum as is mentioned in Article 135.1 to the extent necessary to pay up the unpaid balance of the nominal value of the shares which fall to be allotted on the exercise of such options and apply such amount in paying up such balance and allot shares fully paid accordingly. The other provisions of this Article 135 shall apply mutatis mutandis to any such capitalisation except that the authority of an ordinary resolution of the Company shall not be required.

135.6	Notwithstanding Articles 135.1 to 135.5, where:
135.6.1	the Board has established a Rights Plan and has granted Rights in accordance therewith as provided in Articles 153.1 and 153.2 below, and
135.6.2
the Board has exercised any discretion which may be conferred upon it by any Rights Plan so established to exchange or cause to be exchanged all or part of the Rights (other than Rights held by or on behalf of an Acquiring Person, which would have become void) for shares, for the purposes of giving effect to any such exchange as is referred to in Article 135.6.2, the Board may (without the authority of an ordinary resolution of the Company):
135.6.3	resolve to capitalise any undistributed profits of the Company not required for paying any preferential dividend (whether or not they are available for distribution) or any sum standing to the credit of any reserve or other fund of the Company, including, without limitation, the Company’s share premium account and capital redemption reserve, whether or not available for distribution, being an amount equal to the nominal amount of the shares which are to be exchanged for the Rights (other than Rights held by or on behalf of or for the benefit of an Acquiring Person); and
135.6.4
apply that sum in paying up in full shares and allot such shares, credited as fully paid, to the holders of Rights (other than an Acquiring Person) and/or to a Depositary (including, for the avoidance of doubt, to a nominee of a Depositary) in exchange for the Rights (other than Rights held by or on behalf of or for the benefit of an Acquiring Person).

135.7
The provisions of Articles 135.3 and 135.4 shall apply mutatis mutandis to any resolution of the Board pursuant to Article 135.6.2 as they apply to any resolution of the Board pursuant to Article 13.5.1.

136.	AUTHENTICATION OF DOCUMENTS
136.1
Any Director or the Secretary or any person appointed by the Board for the purpose shall have power to authenticate any documents or other information affecting these Articles and any resolutions passed by the Company or the Board or any committee and any books, records, accounts, documents and other communications relating to the business of the Company and to certify copies or extracts as true copies or extracts. Anything purporting to be a copy of a resolution, or an extract from the minutes of a meeting, of the Company, the Board or any committee which is certified as such in accordance with this Article shall be conclusive evidence in favour of all persons dealing with the Company upon the faith of such copy that such resolution has been duly passed or, as the case may be, that such minute or extract is a true and accurate record of proceedings at a duly constituted meeting.

137.	POWER TO CHOOSE RECORD DATE
137.1
Notwithstanding any other provision of these Articles, the Company or the Board may fix any date as the record date for any dividend, distribution, allotment or issue and such record date may be on or at any time before or after any date on which the dividend, distribution, allotment or issue is declared, paid or made.

138.	STRATEGIC REPORT
138.1	The Company may send or supply copies of its strategic report (with prescribed supplemental material) to the members, debenture holders and Auditors in place of its annual accounts and reports.
139.	INSPECTION OF RECORDS
139.1
No member in the capacity of member shall have any right of inspecting any record, book or document of any description belonging to the Company except as conferred by the Statutes or authorised by the Board or by ordinary resolution of the Company.

140.	DESTRUCTION OF DOCUMENTS
140.1	Subject to compliance with the system’s rules, the Company may destroy:
140.1.1	any instrument of transfer of shares and any other document on the basis of which an entry is made in the Register, at any time after the expiration of six years from the date of registration;
140.1.2
any instruction concerning the payment of dividends or other monies in respect of any share or any notification of change of name or address, at any time after the expiration of two years from the date the instruction or notification was recorded; and

140.1.3	any share certificate which has been cancelled, at any time after the expiration of one year from the date of cancellation, provided that the Company may destroy any such type of document after such shorter period as the Board may determine if a copy of such document is retained electronically or by other similar means and is not destroyed earlier than the original might otherwise have been destroyed in accordance with this Article.
140.2	It shall conclusively be presumed in favour of the Company that every instrument of transfer so destroyed was a valid and effective instrument duly and properly registered and that every share certificate so destroyed was a valid and effective document duly and properly cancelled and that every other document so destroyed was a valid and effective document in accordance with its particulars recorded in the books or records of the Company provided that:
140.2.1	this Article shall apply only to the destruction of a document in good faith and without express notice that its retention was relevant to any claim (regardless of the parties to the claim);
140.2.2
nothing contained in this Article shall be construed as imposing upon the Company any liability in respect of the destruction of any such document earlier than the times referred to in this Article or in any case where the conditions of this Article are not fulfilled; and

140.2.3	references in this Article to the destruction of any document or thing include references to its deletion or disposal in any manner.
141.	FORM OF COMMUNICATIONS
141.1
Except to the extent that these Articles provide otherwise, and subject to compliance with the Statutes, anything sent or supplied by or to any person, including the Company, under these Articles may be sent or supplied, whether or not because the Statutes require it to be sent or supplied, in any way (including, except in the case of anything supplied to the Company, by making it available on a website) in which documents or information required to be sent or supplied may be sent or supplied by or to that person in accordance with the Companies Act 2006.

141.2
Except insofar as the Statutes require otherwise, the Company shall not be obliged to accept any notice, document or other information sent or supplied to the Company in electronic form unless it satisfies such stipulations, conditions or restrictions (including for the purpose of authentication) as the Board thinks fit, and the Company shall be entitled to require any such notice, document or information to be sent or supplied in hard copy form instead.

141.3
Any notice, document or other communication (including copies of accounts or summary financial statements) to be given to or by any person pursuant to these Articles (other than a notice calling a meeting of Directors) shall be in writing except that, if it is in electronic form, it need not be in writing unless these Articles specifically require it to be.

141.4	Subject to the Statutes, the Board may from time to time issue, endorse or adopt terms and conditions relating to the use of electronic means under these Articles.
141.5	Nothing in these Articles shall prevent the Company from sending or supplying any notice, document or information in hard copy form instead of in electronic form on any occasion.
142.	COMMUNICATION WITH JOINT HOLDERS
142.1
In the case of joint holders of a share, all notices, documents or other information shall be given to the joint holder whose name stands first in the Register in respect of the joint holding and shall be deemed to have been given to all the joint holders. Any agreement by that holder that notices, documents and other information may be sent or supplied in electronic form or by being made available on a website shall be binding on all the joint holders.

143.	COMMUNICATION WITH MEMBERS IN A RESTRICTED JURISDICTION
143.1
Other than in respect of a Depositary, to which this Article 143.1 shall not apply, a member whose registered address is within a Restricted Jurisdiction and who sends to the Company an address which is not within a Restricted Jurisdiction at which a document or information may be sent to them shall be entitled to have the document or information sent to them at that address (provided that, in the case of a document or information sent by electronic means, including, without limitation, any notification required by the Statutes that the document or information is available on a website, the Company so agrees, which agreement the Company shall be entitled to withhold in its absolute discretion including, without limitation, in circumstances in which the Company considers that the sending of the document or information to such address using electronic means would or might infringe the laws of any other jurisdiction) but otherwise:

143.1.1	no such member shall be entitled to receive any document or information from the Company; and
143.1.2
without prejudice to the generality of the foregoing, any notice of a general meeting of the Company which is in fact sent or purports to be sent to such member shall be ignored for the purpose of determining the validity of the proceedings at such general.

144.	COMMUNICATIONS AFTER TRANSMISSION
144.1
Any notice, document or other information sent or supplied to any member pursuant to these Articles shall, notwithstanding that the member is then dead or bankrupt or that any other event giving rise to the transmission of the share by operation of law has occurred and whether or not the Company has notice of the death, bankruptcy or other event, be deemed to have been properly sent or supplied in respect of any share registered in the name of that member as sole or joint holder.

144.2
Unless agreed otherwise with the relevant transmittee, the Company may send or supply any notice, document or other information to a transmittee in any manner in which it might have been sent or supplied to the member from whom the transmittee derives title to the relevant share, and as if the transmittee’s address were the same as the member’s address in the Register or the electronic address (if any) specified by the member; but the Company shall not be entitled to assume that the address or electronic address is correct if sending notice to the transmittee under section 793 of the Companies Act 2006.

145.	WHEN NOTICE DEEMED SERVED
145.1	Any notice, document or other information:
145.1.1
if sent by the Company by post or other delivery service shall be deemed to have been received on the day (whether or not it is a working day) following the day (whether or not it was a working day) on which it was put in the post or given to the delivery agent and, in proving that it was duly sent, it shall be sufficient to prove that the notice, document or information was properly addressed, prepaid and put in the post or duly given to the delivery agent;

145.1.2
if sent by the Company by electronic means in accordance with the Statutes shall be deemed to have been received on the same day that it was sent, and proof that it was sent in accordance with guidance issued by the Chartered Governance Institute shall be conclusive evidence that it was sent;

145.1.3
if made available on a website in accordance with the Statutes shall be deemed to have been received when notification of its availability on the website is deemed to have been received or, if later, when it is first made available on the website;

145.1.4
not sent by post or other delivery service but delivered personally or left by the Company at the address for that member on the Register shall be deemed to have been received on the day (whether or not it was a working day) and at the time it was so left;

145.1.5
sent or delivered by a relevant system shall be deemed to have been received when the Company (or a sponsoring system-participant acting on its behalf) sends the issuer instructions relating to the notice, document or information;

145.1.6
sent or supplied by the Company by any other means agreed by the member concerned shall be deemed to have been received when the Company has duly performed the action it has agreed to take for that purpose; and

145.1.7	to be given by the Company by advertisement shall be deemed to have been received on the day on which the advertisement appears.
146.	RECORD DATE FOR COMMUNICATIONS
146.
1 Any notice, document or information may be sent or supplied by the Company by reference to the Register as it stands at any time not more than 21 days before the day it was sent or supplied. No change in the Register after that time shall invalidate the delivery of that notice, document or information, and every transmittee or other person not on the Register in relation to a particular share at that time who derives any title or interest in the share shall be bound by the notice, document or information without the Company being obliged to send or supply it to that person.

147.	LOSS OF ENTITLEMENT TO RECEIVE COMMUNICATION
147.1
If on two consecutive occasions notices, documents or information have been sent to any member at the registered address or the member’s address (including an electronic address) for the service of notices but, through no fault of the Company, have been undelivered, such member shall not from then on be entitled to receive notices, documents or other information from the Company until the member has notified to the Company in writing a new address to be either the member’s registered address or the member’s address (including an electronic address) for the service of notices.

148.	NOTICE WHEN POST NOT AVAILABLE
148.1
Subject to the Statutes, if at any time postal services are suspended or curtailed so that the Company is unable effectively to convene a general meeting or a meeting of the holders of any class of shares in its capital by notice sent through the post, the Board may decide that the only members to whom notice of the meeting must be sent are those to whom notice to convene the meeting can validly be sent by electronic means and those to whom notification as to the availability of the notice of meeting on a website can validly be sent by electronic means. In any such case the Company shall also advertise the meeting in at least two national daily newspapers published in the United Kingdom. If at least six clear days prior to the meeting the giving of notices by post to addresses throughout the United Kingdom has, in the Board’s opinion, become practicable, the Company shall send confirmatory copies of the notice by post or such other manner as is permitted under these Articles to the persons entitled to receive them when postal services are running normally.

148.2
At any time that postal services are suspended or curtailed, any other notice or information considered by the Board to be capable of being supplied by advertisement shall, if advertised in at least one such newspaper, be deemed to have been notified to all members and transmittees to whom it would otherwise have been supplied in hard copy form.

149.	LIQUIDATION PREFERENCE AND DISTRIBUTION IN SPECIE ON WINDING UP
149.1
Subject to Article 149.2, if the Company is wound up, the liquidator may, with the sanction of a special resolution of the Company and any other sanction required by law, divide among the members in specie the whole or any part of the assets of the Company and may, for that purpose, value any assets and determine how the division shall be carried out as between the members or different classes of members. The liquidator may, with such sanction, vest the whole or any part of the assets in trustees upon such trusts for the benefit of members as the liquidator with such sanction determines, but no member shall be compelled to accept any assets upon which there is a liability.

149.2
On a distribution of assets on a liquidation or a return of capital (other than a conversion, redemption, buyback or purchase of shares) the surplus assets of the Company remaining after payment of its liabilities shall be applied (to the extent that the Company is lawfully permitted to do so):

149.2.1
first in paying to the holders of the Class B Shares, if any, a total of $1.00 for the entire class of Class B Shares (which payment shall be deemed satisfied by payment to any one holder of Class B Shares);

149.2.2
second in paying to the holders of the Deferred Shares, if any, a total of $1.00 for the entire class of Deferred Shares (which payment shall be deemed satisfied by payment to any one holder of Deferred Shares); and

149.2.3	the balance of the surplus assets (if any) shall be distributed among the holders of ordinary shares pro rata to the number of ordinary shares held.
150.	INDEMNITY AND PROVISION OF FUNDS
150.1	Subject to, and to the extent not avoided by, the Statutes but without prejudice to any indemnity to which the person may otherwise be entitled:
150.1.1
any person who is or was at any time a director, secretary or other officer (unless the office is or was as auditor) of the Company or of any of its present or former subsidiary undertakings may be indemnified out of the assets of the Company to whatever extent the Board may determine against any costs, charges, expenses, losses and liabilities sustained or incurred by the person in the actual or purported execution of duties or in the exercise or purported exercise of powers or otherwise in connection with the person’s office, whether or not sustained or incurred in connection with any negligence, default, breach of duty or breach of trust by the person in relation to the Company or the relevant undertaking; and

150.1.2
the Board shall have power to provide funds to meet any expenditure incurred or to be incurred by any such person in mounting a defence in any criminal or civil proceeding in connection with any alleged negligence, default, breach of duty or breach of trust by the person in relation to the Company or any such undertaking, or any investigation, or action proposed to be taken, by a regulatory authority in that connection, or for the purposes of any application under the Companies Act 2006, or in order to enable the person to avoid incurring any such expenditure.

151.	POWER TO INSURE
151.1
The Board may purchase and maintain insurance at the expense of the Company for the benefit of any person who is or was at any time a director or other officer (unless the office is or was as auditor) or employee of the Company or of any present or former subsidiary undertaking of the Company or of any body corporate in which the Company has or had an interest (whether direct or indirect) or who is or was at any time a trustee of any pension fund or employee benefits trust in which any employee of the Company or of any such undertaking or body corporate is or has been interested, indemnifying such person against any liability which may attach to that person, and any loss or expenditure which the person may incur, in relation to anything actually or allegedly done or omitted to be done by the person as a director, officer, employee or trustee, whether or not it involves any negligence, default, breach of duty or breach of trust by the person in relation to the Company or the relevant undertaking, body corporate, fund or trust.

152.	DISPUTES
152.1	The governing law of the articles is English law and the articles shall be interpreted in accordance with English law.
152.2
Unless the Company by ordinary resolution consents to the selection of an alternative forum in the United States, the federal district courts of the United States shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act or the Exchange Act.

152.3	Save in respect of any cause of action arising under the Securities Act or the Exchange Act, any proceeding, suit or action (including with respect to non-contractual disputes or claims):
152.3.1	between a shareholder in that shareholder’s capacity as such and the Company and/or its directors arising out of or in connection with the Articles or otherwise;
152.3.2
to the fullest extent permitted by law, between the Company and any of its directors in their capacities as such or as employees of the Company, including all claims made by or on behalf of the Company against its directors; and/or

152.3.3	between a shareholder in that shareholder’s capacity as such and the Company’s professional service providers, shall only be brought in the courts of England and Wales.

152.4
Damages alone may not be an adequate remedy for any breach of this Article 152, so that in the event of a breach or anticipated breach, the remedies of injunction and/or an order for specific performance would in appropriate circumstances be available.

152.5
To the fullest extent permitted by law, any person or entity purchasing or otherwise acquiring or holding any interest in the share capital of the Company shall be deemed to have notice of and consented to the provisions of this Article 152.

152.6
If this Article 152 or any part of it shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article 152 and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.

153.	DEPOSITARY ARRANGEMENTS
153.1
Subject to Article 153.2, the directors may make arrangements for the transfer of all or any shares in connection with the listing on the Relevant Exchange (the “U.S. Listing”) becoming effective such that the legal title to (but not the beneficial ownership of) any and each share shall be transferred (and any outstanding share certificate(s) in respect thereof shall be automatically cancelled) without any further action by the shareholder of the Company registered as the holder of such shares immediately prior to the U.S. Listing (the “Relevant Shareholder”) (in the manner set out in Article 153.4) to an Approved Depositary (or such other depositary nominee as the Approved Depositary may nominate), against which the Approved Depositary shall (in its capacity as depositary) issue to Computershare Trust Company, N.A. acting in its capacity as election agent (the “Election Agent”) (or such other person as the directors may nominate) Depositary Receipts each representing such shares to be held on behalf of such Relevant Shareholder subject to the terms of the Deposit Agreement.

153.2
Nothing in Article 153.1 shall apply to any share held by Affiliate Shareholders upon or immediately prior to the effectiveness of the U.S. Listing, the legal title to which shall, immediately upon the effectiveness of the U.S. Listing, be transferred (and any outstanding share certificate(s) in respect thereof shall be automatically cancelled) (without any further action by such Affiliate Shareholder or the Company) to the Approved Depositary (or to such other depositary nominee as the Approved Depositary may nominate), against which the Approved Depositary shall (in its capacity as depositary) issue to each Affiliate Shareholder Depositary Receipts each representing such shares and the Affiliate Shareholders will be deemed to agree to, and will be bound by, the terms and conditions of the Depositary Receipts issued by the Approved Depositary in accordance with the Deposit Agreement.

153.3	Following the exercise of the powers in Articles 153.1 and 153.2:
153.3.1
all mandates, preferences, elections and instructions of shareholders as regards their holding of shares relating to the payment currency of dividends which are in force immediately prior to the effectiveness of the U.S. Listing will no longer be valid; and

153.3.2
instructions of shareholders regarding their holding of shares (or entitlements thereto) relating to notices and other communications which are in force immediately prior to the effectiveness of the U.S. Listing will no longer be valid.

153.4
The Board may appoint any Director or any other person as attorney and/or agent for a shareholder to execute and deliver as transferor one or more forms of transfer or instructions of transfer on behalf of the Relevant Shareholder or Affiliate Shareholder (as the case may be) in favour of Approved Depositary (or to such other depositary nominee as the Approved Depositary may nominate) and do all such other things and execute and deliver all such documents as may in the opinion of the board or any attorney and/or agent appointed by it be necessary or desirable to give effect to the arrangements described in this Article 153 (including, without limitation, implementing one or more transfers of shares to the Approved Depositary (or to such other depositary nominee as the Approved Depositary may nominate) as contemplated in Article 153.1).

153.5
The Board may from time to time take such actions and do such things as they may, in their absolute discretion, think fit in relation to the operation of any such arrangements under this Article 153 including, without limitation, treating a Depositary Receipt holder or a beneficial owner of such Depositary Receipts as if it were a holder directly of the shares or interest in shares represented thereby for the purposes of these Articles.

154.	RIGHTS PLAN
154.1
Subject to the provisions of the Statutes, the Board may exercise any power of the Company to establish a shareholder rights plan (a “Rights Plan”), including the execution of any document relating to the adoption and/or implementation (or both) of the Rights Plan. The Rights Plan shall be in a form which is consistent with the terms that are described in the Summary of Terms in the Appendix to these Articles or such other terms, having taken into consideration any relevant guidelines published by proxy advisory firms, as are consistent with market practice.

154.2
Subject to the provisions of the Statutes, the Board may exercise any power of the Company to grant rights to subscribe for shares of the Company and/or to acquire shares of the Company, in accordance with the Rights Plan (the “Rights”).

154.3
The purposes for which the Board shall be entitled to establish the Rights Plan and to grant Rights in accordance therewith, as provided in Articles 154.1 and 154.2, shall include (without limitation), in the opinion of the majority of the Board present at a duly convened meeting, acting in good faith and on such grounds as the Board shall consider reasonable, irrespective of whether such grounds would be considered reasonable by any other party with or without the benefit of hindsight, improving the likelihood of any or all of the following:

154.3.1	any process which may result in an acquisition or change of Control of the Company is conducted in an orderly manner;
154.3.2	all members of the Company will be treated equally and fairly and in a similar manner;
154.3.3	an optimum price for ordinary shares would be received by or on behalf of all holders thereof;
154.3.4	the success of the Company would be promoted for the benefit of its members as a whole, having regard to the matters in section 172 of the Companies Act;
154.3.5	the long-term interests of the Company, its employees, its members and its business would be safeguarded;
154.3.6	the Company would not suffer serious economic harm; and/or
154.3.7	the Board would have additional time to gather relevant information or pursue appropriate strategies.
154.4	Subject to the provisions of the Statutes, the Board may determine not to redeem the Rights and accordingly exercise any power of the Company to:
154.4.1	allot shares pursuant to the exercise of the Rights; or
154.4.2	exchange or cause to be exchanged all or any part of the Rights, in each case other than the Rights of an Acquiring Person, for shares (an “Exchange”) in each case in accordance with the Rights Plan. The purposes for which the Board shall be entitled not to redeem the Rights, and accordingly to exercise any power of the Company to allot shares or effect an Exchange, shall include (without limitation) where, in the opinion of the majority of the Board members present at a duly convened meeting, acting in good faith and on such grounds as the Board shall consider reasonable, irrespective of whether such grounds would be considered reasonable by any other party with or without the benefit of hindsight, not to redeem the Rights and accordingly to exercise any power of the Company to effect an Exchange or to allot shares, would improve the likelihood that:
154.4.2.1	the use of abusive tactics by any person in connection with any potential acquisition or change of Control of the Company would be prevented;
154.4.2.2	any potential acquisition or change of Control of the Company which would be unlikely to treat all members of the Company equally and fairly and in a similar manner would be prevented;
154.4.2.3	any potential acquisition or change of Control of the Company at a price which would undervalue the Company or its shares would be prevented;
154.4.2.4	any potential acquisition or change of Control of the Company which would not be likely to promote the success of the Company for the benefit of its members as a whole, having regard to the matters in section 172 of the Companies Act, would be prevented;
154.4.2.5	the long-term interests of the Company and/or its members, its employees and its business would be safeguarded; or
154.4.2.6	the Company would not suffer serious economic harm,
or all or any of the above.
154.5	For the purposes of Articles 154.1 to 154.4:
154.5.1
a person shall be treated as entitled to acquire anything which he or she is entitled to acquire at a future date, or will at a future date be entitled to acquire, irrespective of whether such future acquisition is contingent upon satisfaction of any conditions precedent;

154.5.2
there shall be attributed to any person (other than a Depositary) any rights or powers of a nominee of him or her, that is to say, any rights or powers which another person possesses on his or her behalf or may be required to exercise on his or her direction or behalf (including rights or powers of a nominee possessed or exercisable by the nominee on behalf of such person);

154.5.3	“Acquiring Person” means a person having Control of the Company as determined by the Board in its absolute discretion;
154.5.4
“beneficial ownership” of any person or group of affiliated or associated persons shall have the meaning given to such term under the U.S. federal securities laws, including the Exchange Act, and shall mean the notional securities underlying any derivatives contract held by the person or group in question (whether to be settled in cash, shares or others);

154.5.5
“Control” means that a person, alone or with (I) a group of affiliated or associated persons, (II) anyone with whom he or she is acting in concert, or (III) both, exercises, or is able to exercise or is entitled to acquire, the direct or indirect power to direct or cause the direction of the management and policies of the Company, whether through the ownership of voting securities, by contract or otherwise, and in particular, but without prejudice to the generality of the preceding words, if he, alone or with (x) a group of affiliated or associated persons, (y) anyone with whom he or she is acting in concert, or (z) both, possesses or is entitled to acquire:

154.5.5.1	beneficial ownership of fifteen (15) per cent. or more of the voting rights attributable to the capital of the Company which are exercisable at a general meeting of the Company;
154.5.5.2
such percentage of the issued share capital of the Company as would, if the whole of the income or assets of the Company were in fact distributed among the members (without regard to any rights which he or she or any other person has as a loan creditor), entitle him or her to receive fifteen (15) per cent. or more of the income or assets so distributed; or

154.5.5.3
such rights as would, in the event of the winding-up of the Company or in any other circumstances, entitle him or her to receive fifteen (15) per cent or more of the assets of the Company which would then be available for distribution among the members;

154.5.6	“group of affiliated or associated persons” shall have the meaning given to such terms under the Exchange Act; and
154.5.7
“person” means, without limitation, any individual, firm, body corporate, unincorporated association, government, state or agency of state, association, joint venture or partnership, in each case whether or not having a separate legal personality provided that any reference to a person shall not include a person providing depositary or clearance services or a nominee of such person.

APPENDIX
SUMMARY OF TERMS
RIGHTS TO PURCHASE SHARES OF NEWCLEO PLC
Subject to the provisions of the Companies Act 2006 and every other enactment from time to time in force concerning companies (including any orders, regulations or other subordinate legislation made under the Companies Act 2006 or any such other enactment), so far as they apply to or affect newcleo plc (the “Company”), the board of directors of the Company (the “Board”) may exercise any power of the Company to establish a shareholders rights plan (the “Rights Plan”). The Rights Plan shall be in a form which is consistent with the terms that are described in this Summary of Terms or such other terms, having taken into consideration any relevant guidelines published by proxy advisory firms, as are consistent with market practice.
Pursuant to the Rights Plan, the Board would declare and issue one share purchase right (a “Right”) for each outstanding voting share in the capital of the Company (each a “Voting Share”). Each Right would entitle the registered holder, upon payment to the Company of the price per Right specified in the Rights Plan, to have delivered to such holder one (1) Voting Share of the same class as the Voting Shares in respect of which the Right was issued or one (1) share of any other class or series as specified in the Rights Plan (a “Share”), subject to adjustment.
Until the earlier to occur of (i) ten (10) days following a public announcement that a person or group of affiliated or associated persons or persons acting in concert (a “group”) has acquired beneficial ownership of fifteen (15) per cent. or more of the outstanding Voting Shares (such person or group, unless the Board determines in its absolute discretion otherwise, an “Acquiring Person”) and (ii) 10 days (or such later date as may be determined by action of the Board prior to such time as any person or group were to become an Acquiring Person) following the commencement of, or announcement of an intention to make, a takeover offer by a person or group the consummation of which would result in the beneficial ownership of fifteen (15) per cent. or more of the outstanding Voting Shares being acquired by that person or group (the earlier of such dates being called the “Distribution Date”), each Right would be associated with an individual Voting Share and the Rights would be transferred with and only with the Voting Shares.
After the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) would be mailed to (or credited to the account of) holders of record of the Shares as of the close of business on the Distribution Date. Such separate Right Certificates alone would then evidence the Rights and the Rights would then be separately transferable.
The Rights would not be exercisable until the Distribution Date. The Rights would expire on a date to be specified in the Rights Plan, which date is not to exceed three (3) years from the Distribution Date (the “Expiry Date”), unless the Rights were earlier redeemed or exchanged by the Company.
After the Distribution Date, each holder of a Right, other than Rights held by or on behalf of any Acquiring Person (which would thereupon become void), would thereafter have the right to receive upon exercise of a Right that number of Voting Shares having a value (as determined by the Rights Plan) of two (2) times the exercise price for the Right.
If, after a person or group were to become an Acquiring Person, the Company were to be acquired by a third party (including an Acquiring Person) including, without limitation, by way of merger, amalgamation or other business combination transaction, or by acquisition of fifty (50) per cent. or more of the Company’s assets, cash flow or earning power, proper provisions would be made so that each holder of a Right (other than Rights held by or on behalf of an Acquiring Person, which would have become void) would thereafter have the right to receive upon the exercise of a Right that number of shares of such third party (including an Acquiring Person) or its parent that at the time of such acquisition would have a value (as determined by the Rights Plan) of two (2) times the exercise price of the Right.
At any time after any person or group were to become an Acquiring Person and prior to the earlier of one of the events described in the previous paragraph or acquisition by such Acquiring Person of an interest in fifty (50) per cent. or more of the outstanding Voting Shares, the board would have the authority to exchange or cause to be exchanged the Rights (other than Rights held by or on behalf of such Acquiring Person, which would have become void), in whole or in part, for Shares at an exchange ratio of one Share per Right, subject to the receipt of any consideration required by applicable law to be received by the Company in respect of the same.
At any time until ten (10) days following the first public announcement that any person or group has become an Acquiring Person, the board would have the authority to redeem the Rights in whole, but not in part, at a price per Right to be specified in the Rights Plan (the “Redemption Price”).

So long as the Rights are redeemable, the Board would have the authority, except with respect to the Redemption Price, to amend the Rights Plan in any manner, subject to applicable law and any restrictions set forth in the Articles of the Company. After any person or group became an Acquiring Person, the Board would have the authority, except with respect to the Redemption Price, to amend the Rights Plan in any manner that would not adversely affect the interests of holders of the Rights (other than Rights held by or on behalf of any Acquiring Person, which would have become void) or shorten or lengthen any time period under the Rights Plan (other than the Expiry Date or the time period within which redemption can occur).
Before the exercise of a Right, a Right would not entitle the holder thereof to any rights as a shareholder of the Company including, without limitation, the right to vote or receive dividends in respect of such Right.

Annex A1
Exhibit E - Final Form
Dated [•] 2026
NewHold Investment Corp III

newcleo1 Ltd.

and

newcleo plc

PLAN OF MERGER
A1-1

CONTENTS

1	Definitions and Interpretation	A1-3
2	Name and registered office of each Constituent Company	A1-4
3	Shares in the Constituent Companies	A1-4
4	Effective Date	A1-4
5	Terms and conditions of the Merger	A1-4
6	Rights and restrictions attaching to the shares of the Surviving Company	A1-5
7	Constitutional documentation of the Surviving Company	A1-5
8	Director benefits	A1-5
9	Secured creditors	A1-5
10	Directors of the Surviving Company	A1-5
11	Authorisations	A1-5
12	Termination or amendment	A1-5
13	Counterparts	A1-6
14	Governing law	A1-6
Schedule 1		A1-8
Schedule 2		A1-9

A1-2

This plan of merger (this Plan of Merger) is made on [•] 2026.
parties:
1
NewHold Investment Corp III, an exempted company with limited liability incorporated in the Cayman Islands with registered number 412846 and having its registered office at c/o Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman, KY1-9009, Cayman Islands (the Surviving Company);

2
newcleo1 Ltd., an exempted company with limited liability incorporated in the Cayman Islands with registered number 434366 and having its registered office at c/o Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman, KY1-9009, Cayman Islands (the Merging Company),

(the Surviving Company and the Merging Company are together known as the Constituent Companies); and
3	newcleo plc, a public limited company incorporated under the Laws of England and Wales (the PubCo).
recitals:
A
The directors of each Constituent Company have approved a merger of the Constituent Companies so that the Merging Company will merge with and into the Surviving Company (the Merger). Immediately upon the Merger becoming effective the undertaking, property and liabilities of the Constituent Companies will automatically vest in the Surviving Company, the Merging Company will cease to exist and the Surviving Company will continue as the surviving company.

B
Part 16 of the Companies Act (Revised) of the Cayman Islands (the Companies Act) provides for the statutory mechanics by which the Merger can be effected. Amongst other matters, the Companies Act requires that a written plan of merger be approved by each of the Constituent Companies and their shareholders and that such plan of merger be signed by a director on behalf of each Constituent Company and be filed with the Registrar of Companies in the Cayman Islands (the Registrar). Section 233(4) of the Companies Act provides a list of prescribed matters which must be addressed in the plan of merger.

C	Each Constituent Company wishes to enter this Plan of Merger in accordance with Part 16 of the Companies Act.
D
The directors of each Constituent Company have also approved the terms and conditions of that certain Business Combination Agreement dated May 26, 2026 by and among the Surviving Company, the Merging Company, newcleo2 Ltd. and NewCleo Ltd. (as it may be amended, modified, supplemented or waived from time to time by the parties thereto, the Business Combination Agreement attached at Schedule 2 hereto).

E	PubCo wishes to enter into this Plan of Merger solely for the purposes of clause 5.2 of this Plan of Merger.
It is agreed as follows:
1	Definitions and Interpretation
1.1	Terms not otherwise defined in this Plan of Merger will have the meanings given to them in the Business Combination Agreement.
1.2	In this Plan of Merger:
(a)
except where the context otherwise requires, words denoting the singular include the plural and vice versa, words denoting a gender include every gender and references to persons include bodies corporate and unincorporated;

(b)
references to recitals, clauses and Schedules are, unless the context otherwise requires, references to recitals and clauses hereof and Schedules hereto and references to sub-clauses are, unless otherwise stated, references to the sub-clause of the clause in which the reference appears;

(c)
the recitals and the Schedules form part of this Plan of Merger and will have the same force and effect as if they were expressly set out in the body of this Plan of Merger and any reference to this Plan of Merger will include the recitals and the Schedules;

(d)
any reference to this Plan of Merger or to any agreement or document referred to in this Plan of Merger will be construed as a reference to such agreement or document as amended, varied, modified, supplemented, restated, novated or replaced from time to time;

A1-3

(e)
any reference to any statute or statutory provision will, unless the context otherwise requires, be construed as a reference to such statute or statutory provision as the same may have been or may be amended, modified, extended, consolidated, re-enacted or replaced from time to time; and

(f)	clause headings and the index are inserted for convenience only and will not affect the construction of this Plan of Merger.
2	Name and registered office of each Constituent Company
2.1	The Merging Company and the Surviving Company are the constituent companies (as defined in section 232 of the Companies Act) participating in the Merger.
2.2	The Surviving Company will be the surviving company (as defined in section 232 of the Companies Act) following the Merger.
2.3	Following the Merger the Surviving Company will be named newcleo1 Ltd.
2.4	The registered office of the Merging Company is c/o Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman, KY1-9009, Cayman Islands.
2.5	The registered office of the Surviving Company is c/o Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman, KY1-9009, Cayman Islands.
2.6	Following the Merger the registered office of the Surviving Company will continue to be c/o Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman, KY1-9009, Cayman Islands.
3	Shares in the Constituent Companies
3.1	Immediately prior to the Effective Date, the authorised share capital of the Merging Company will be USD50,000 divided into 500,000,000 ordinary shares of par value of USD0.0001 each.
3.2
Immediately prior to the Effective Date, the authorised share capital of the Surviving Company will be USD50,000 divided into 479,000,000 Class A Ordinary shares of par value of USD0.0001 each, 20,000,000 Class B Ordinary Shares of par value of USD0.0001 each and 1,000,000 preference shares of a par value of USD0.0001.

3.3	Immediately following the Merger, the authorised share capital of the Surviving Company will be USD50,000 divided into 500,000,000 ordinary shares of par value of USD0.0001 each.
4	Effective Date
The Merger will be effective on the date that this Plan of Merger is registered by the Registrar in accordance with section 233(13) of the Companies Act or such later date as the directors of the Constituent Companies may agree and specify in accordance with this Plan of Merger and section 234 of the Companies Act (the Effective Date).
5	Terms and conditions of the Merger
5.1
The terms and conditions of the Merger, including the manner and basis of converting shares in the Merging Company into shares in the Surviving Company, are set out in this Plan of Merger and the Business Combination Agreement (including, without limitation, Article III of the Business Combination Agreement).

5.2
PubCo undertakes and agrees (it being acknowledged that PubCo will be the sole shareholder of the Surviving Company after the Merger) in consideration of the Merger to issue the Company Ordinary Shares (as that term is defined in the Business Combination Agreement) in accordance with the terms of the Business Combination Agreement.

5.3	On the Effective Date:
(a)
the rights, the property of every description including choses in action, and the business, undertaking, goodwill, benefits, immunities and privileges of each of the Constituent Companies will immediately vest in the Surviving Company in accordance with section 236(1)(b) of the Companies Act; and

A1-4

(b)
the Surviving Company will become liable for and subject, in the same manner as the Constituent Companies, to all mortgages, charges or security interests, and all contracts, obligations, claims, debts and liabilities of each of the Constituent Companies in accordance with section 236(1)(c) of the Companies Act.

5.4	On the Effective Date, the Registrar will strike off the Merging Company from the Register of Companies of the Cayman Islands in accordance with section 236(3) of the Companies Act.
6	Rights and restrictions attaching to the shares of the Surviving Company
Following the Merger, the rights and restrictions attaching to the shares in the capital of the Surviving Company will be as detailed in the amended and restated memorandum and articles of association of the Surviving Company attached at Schedule 1 hereto.
7	Constitutional documentation of the Surviving Company
On the Effective Date (but not before), the memorandum and articles of association of the Surviving Company shall be amended and restated by the deletion of the then-current amended and restated memorandum and articles of association of the Surviving Company in their entirety and the substitution in their place of the amended and restated memorandum and articles of association of the Surviving Company attached at Schedule 1 hereto.
8	Director benefits
No director of the Surviving Company or the Merging Company has received or will receive any amount or benefit consequent upon the Merger.
9	Secured creditors
Neither the Surviving Company nor the Merging Company has any secured creditors nor has either the Surviving Company or the Merging Company granted any fixed or floating security interests that are outstanding as at the date of this Plan of Merger.
10	Directors of the Surviving Company
The names and addresses of the directors of the Surviving Company immediately following the Merger will be as follows:

Name	Address
[•]	[•]

11	Authorisations
11.1	The directors of each Constituent Company have approved this Plan of Merger in accordance with section 233(3) of the Companies Act.
11.2	The shareholders of each Constituent Company have authorised this Plan of Merger by way of a special resolution in accordance with section 233(6) of the Companies Act.
12	Termination or amendment
12.1	In accordance with section 235(1) of the Companies Act, at any time prior to the Effective Date, subject to the Business Combination Agreement, this Plan of Merger may be:
(a)	terminated by the directors of either of the Constituent Companies; or
(b)	amended by the directors of both of the Constituent Companies to:
(i)
change the Effective Date, provided that the new Effective Date of the Merger complies with the provisions of section 234 of the Companies Act such that it cannot be a date later than the ninetieth day after the date of registration of the Plan of Merger with the Registrar; or

(ii)	to make any other changes to this Plan of Merger which the directors of both the Constituent Companies consider, in their sole and absolute discretion, to be necessary or
A1-5

desirable for the purpose of effecting the Merger, provided that such changes do not materially adversely affect any rights of the shareholders of either Constituent Company, as determined by the directors of each of the Surviving Company and the Merging Company, respectively.
12.2
If this Plan of Merger is terminated or amended in accordance with clause 12.1 after it has been filed with the Registrar but before it has become effective, the Constituent Companies must file or cause to be filed notice of the termination or amendment (as applicable) with the Registrar in accordance with sections 235(2) and 235(4) of the Companies Act and must distribute copies of such notice in accordance with section 235(3) of the Companies Act.

13	Counterparts
This Plan of Merger may be executed and delivered in any number of counterparts, all of which taken together constitute one and the same document.
14	Governing law
This Plan of Merger is governed by and will be construed in accordance with the laws of the Cayman Islands.
[Signature page follows.]
A1-6

This Plan of Merger has been entered into by the parties on the date first written above.
Surviving Company

Signed for and on behalf of	)
NewHold Investment Corp III	)
by:	)
)
Name:	)
Title: Director	)

Merging Company

Signed for and on behalf of	)
newcleo1 Ltd.	)
by:	)
)
Name:	)
Title: Director	)

PubCo

Signed for and on behalf of	)
newcleo plc	)
by:	)
)
Name:	)
Title: Director	)

[Signature Page to Plan of Merger (First Merger)]
A1-7

SCHEDULE 1

Amended and Restated Memorandum and Articles of Association
of the Surviving Company

Attached.
A1-8

SCHEDULE 2

Business Combination Agreement

Attached.
A1-9

Annex B

COMPANY NO 13274878

THE COMPANIES ACTS

PUBLIC COMPANY LIMITED BY SHARES

ARTICLES OF ASSOCIATION OF NEWCLEO PLC

CMS Cameron McKenna Nabarro Olswang LLP
Cannon Place
78 Cannon Street
London EC4N 6AF
T +44 20 7367 3000
F +44 20 7367 2000
cms.law

Registered No. 13274878
The Companies Acts

Public Company Limited by Shares

ARTICLES OF ASSOCIATION

of

NEWCLEO PLC
(Adopted in substitution for and to the exclusion of all existing articles by a special resolution passed on [•] 2026)
1.	DEFINITIONS AND INTERPRETATION
1.1	In these Articles, the following words and expressions have the meanings indicated below:
“Affiliate Shareholder”: any shareholder which is considered to be an affiliate of the Company or the holder of restricted securities for the purposes of United States federal securities laws in respect of such restricted securities;
“these Articles”: these articles of association as originally adopted or as altered from time to time;
“Auditors”: the auditors of the Company for the time being or, in the case of joint auditors, any one of them;
“Board”: the board of Directors from time to time of the Company or those Directors present at a duly convened meeting of the Directors at which a quorum is present;
“Company Ordinary Shares”: has the meaning given to it in Article 7;
“Class B Shares”: has the meaning given to it in Article 7;
“Class C Shares”: has the meaning given to it in Article 7;
“clear days”: in relation to the period of a notice, that period excluding the day when the notice is given or deemed to be given and the day for which it is given or on which it is to take effect;
“Closing” means the date that the Company’s listing application with Nasdaq (or, at the Company’s election, another Stock Exchange) shall have been conditionally approved;
“Closing Date” means the date of the Closing;
“Deferred Shares”: has the meaning given to it in Article 7;
“Deposit Agreement”: a deposit agreement among the Company, the Depositary and the holders and beneficial owners of Depositary Receipts issued thereunder;
“Depositary”: any depositary, clearing agency, custodian, nominee or similar person appointed under contractual arrangements with the Company or other arrangements approved by the directors that holds legal title to shares in the capital of the Company for the purposes of facilitating beneficial ownership of such shares (or the transfer thereof) by another individual or individuals, and may include a person that holds, or is interested directly or indirectly, including through a nominee in shares or rights or interests in respect thereof, and that issues certificates, instruments, securities or other documents of title, or maintains accounts evidencing or recording the entitlement of the holders thereof, or account holders to or to receive such shares, rights or interests and shall include, where so approved by the Board, the trustees (acting in their capacity as such) of any employees’ share scheme established by the Company, and shall include, for the avoidance of doubt, DTC;
“Depositary Receipts”: a depositary receipt representing a beneficial interest in a share of the Company (other than deferred shares) issued by the Depositary in accordance with the Deposit Agreement;
“Depositary Register”: the register maintained by the Depositary in respect of Depositary Receipts;
“Director”: a director for the time being of the Company;

“DTC”: The Depository Trust Company and any affiliate or nominee therefor, including Cede & Co. and any successors thereto;
“electronic facility”: any form of electronic facility approved for the relevant occasion by the Board under these Articles, including digital platforms, website addresses and conference call systems, and any device, system, procedure, method or other facility providing an electronic means of attendance, speaking, being heard and voting at a general meeting;
“Exchange Act”: the U.S. Securities Exchange Act of 1934, as amended;
“holder”: in relation to shares, the member whose name is entered in the Register as the holder of the shares (but, to the extent that these Articles would otherwise conflict with the Statutes, not including the Company itself in relation to shares held as treasury shares);
“member”: a member of the Company (but, to the extent that these Articles would otherwise conflict with the Statutes, not including the Company itself in relation to shares held as treasury shares);
“Office”: the registered office of the Company;
“Operator”: the person approved under the Regulations as operator of a relevant system;
“ordinary shares” means the ordinary shares in the capital of the Company having the rights set out in these Articles and form part of the ordinary share capital of the Company for the purposes of the Companies Act and, for the avoidance of doubt, shall include the Company Ordinary Shares and the Class C Shares;
“paid up”: paid up or credited as paid up;
“Register”: the register of members of the Company;
“Regulations”: the Uncertificated Securities Regulations 2001 (SI 2001/3755) (as amended and replaced from time to time and any subordinate legislation and rules made under them for the time being in force);
“Relevant Exchange”: any market operated by the New York Stock Exchange or The Nasdaq Stock Market, LLC on which the Company’s ordinary shares are, with the approval of the Board, listed or quoted or proposed to be listed or quoted;
“relevant system”: the computer-based system, and procedures, which enable title to units of a security to be evidenced and transferred without a written instrument, and which facilitate supplementary and incidental matters in accordance with the Regulations;
“Restricted Jurisdiction”: means a jurisdiction where the sending of any document or information to an address in such jurisdiction would or might, in the absolute determination of the Board, infringe the laws of such jurisdiction;
“Seal”: the common seal of the Company or any official seal kept by the Company pursuant to the Statutes;
“Secretary”: the secretary of the Company or any other person appointed to perform the duties of the secretary of the Company, including a joint, assistant or deputy secretary and any person appointed to perform the duties of secretary temporarily or in any particular case;
“Securities Act”: the U.S. Securities Act of 1933, as amended;
“Statutes”: every statute (including any statutory instrument, order, regulation or subordinate legislation made under it) concerning companies that are incorporated in England and Wales to the extent that it is for the time being in force or (where the context requires) was in force at a particular time, including the Companies Act 2006 and the Regulations;
“system’s rules”: the rules, regulations, procedures, facilities and requirements of the relevant system concerned;
“transfer instruction”: a properly authenticated dematerialised instruction on a relevant system in accordance with the Regulations in such form, in such manner and from such person as the Board may determine;

“transmittee”: a person entitled to a share in consequence of the death or bankruptcy of a member or of any other event giving rise to its transmission by operation of law;
“United Kingdom”: Great Britain and Northern Ireland; and
“United States” or “U.S.”: the United States of America.
1.2	The expressions “debenture” and “debenture holder” include “debenture stock” and “debenture stockholder”.
1.3
References to writing include any method of reproducing or representing words, symbols or other information in such form (including in electronic form or by making it available on a website) that it can be read or seen with the naked eye and a copy of it can be retained.

1.4
References to the execution of a document (including where execution is implied, such as in the giving of a written consent) include references to its being executed under hand or under seal or by any other method, and, in relation to anything sent or supplied in electronic form, include references to its being executed by such means and incorporating such information as the Board may from time to time stipulate for the purpose of establishing its authenticity and integrity.

1.5
Unless the context otherwise requires, words or expressions used in these Articles that are defined or used with a certain meaning in the Regulations or the Companies Act 2006 bear those definitions or meanings in these Articles (but as if their use in these Articles were contemplated as well as in the relevant legislation), except that the word “company” shall include any body corporate.

1.6
Except where the contrary is stated or the context otherwise requires, any reference (whether specific or collective) to a statute or statutory provision includes any order, regulation, instrument or other subordinate legislation made under it for the time being in force, and any reference to a statute, statutory provision, order, regulation, instrument or other subordinate legislation includes any amendment, extension, consolidation, re-enactment or replacement of it for the time being in force. References to applicable law shall include references the rules of the Relevant Exchange and the securities laws of the United States and subdivisions thereof as far as they apply to the Company under their provisions or these Articles.

1.7	Words importing the singular number only include the plural and vice versa. Words importing one gender include all other genders. Words importing persons include corporations.
1.8	References to a meeting shall not be taken as requiring more than one person to be present if any quorum requirement can be satisfied by one person.
1.9
References to any security as being in certificated form or uncertificated form refer, respectively, to that security being a certificated unit of a security or an uncertificated unit of a security for the purposes of the Regulations.

1.10	Words such as “other”, “include”, “including” and similar words shall not limit the general effect of words that precede or follow them and the ejusdem generis rule shall not apply.
1.11	Headings are inserted for convenience only and shall not affect the construction of these Articles.
1.12	Except as the context may otherwise require, references to “beneficial interest” shall include the holding of Depositary Receipts.
2.	LIMITED LIABILITY
2.1	The liability of the members is limited to the amount, if any, unpaid on the shares held by them.
3.	MODEL ARTICLES EXCLUDED
3.1	No articles of association prescribed by the Statutes apply as the articles of association of the Company.
4.	FORM OF RESOLUTIONS
4.1	A special resolution shall be effective for any purpose for which an ordinary resolution is expressed to be required under the Statutes or these Articles.

5.	RIGHTS ATTACHED TO SHARES
5.1
Subject to the Statutes and without prejudice to any rights attached to any existing shares, any share may be issued with such rights or restrictions as the Company may by ordinary resolution determine (or, in the absence of any such determination or in so far as such ordinary resolution does not make specific provision, as the Board may determine).

6.	REDEEMABLE SHARES
6.1
The Company may issue shares which are to be redeemed, or are liable to be redeemed at the option of the Company or the holder, and the Board may determine the terms, conditions and manner of redemption of any such shares.

7.	CLASSES OF SHARES
7.1	Subject to Article 5, and without limitation, the Company may issue the following shares in the capital of the Company with rights attaching to them and denominated, in each case, as follows:
7.1.1
Company Ordinary Shares (the “Company Ordinary Shares”). Company Ordinary Shares shall be issued with voting rights and each Company Ordinary Share shall rank equally with all other ordinary shares in the capital of the Company that have voting rights for voting purposes. Each Company Ordinary Share shall rank equally with all other ordinary shares in the capital of the Company for any dividend declared. Each Company Ordinary Share shall rank equally with all other ordinary shares in the capital of the Company for any distribution made on a winding up of the Company. Company Ordinary Shares shall confer on each holder (in that capacity) the right to receive notice of and to attend, speak and vote at, all general meetings of the Company. Company Ordinary Shares may be issued as redeemable shares, at the option of the board.

7.1.2
Class B Shares (the “Class B Shares”). The Class B Shares shall be issued without voting rights attached to them. The Class B Shares shall have no right to receive dividends. In respect of a distribution made on a winding up, the Class B Shares entitle its holders to receive, in aggregate, the amount set out in Article 149. The Class B Shares shall not entitle its holders to any further participation in the assets or profits in the Company. The holders of Class B Shares (in that capacity) shall have no right to receive notice of and attend, speak and vote at any general meeting of the Company. Class B Shares may be issued as redeemable shares, at the option of the Board. A reduction by the Company of the capital paid up or credited as paid up on the Class B Shares, the cancellation of such shares and/or the conversion of such shares in accordance with Article 8 will be treated as being in accordance with the rights attaching to the Class B Shares and will not involve any variation. No right, title or interest of any kind in the Class B Shares shall be transferred save with the prior approval of the Board, which consent may be withheld by the Board at its sole discretion.

7.1.3
Class C Shares (the “Class C Shares”). Class C Shares shall be issued without voting rights attached to them. Each Class C Share shall rank equally with all other ordinary shares in the capital of the Company for any dividend declared. Each Class C Share shall rank equally with all other ordinary shares in the capital of the Company for any distribution made on a winding up. The holders of the Class C Shares (in that capacity) shall have the right to receive notice of and attend and speak at any general meeting of the Company. Class C Shares may be issued as redeemable shares, at the option of the Board.

7.1.4
Deferred Shares (the “Deferred Shares”). The Deferred Shares shall be issued without voting rights attached to them. The Deferred Shares shall have no right to receive dividends. In respect of a distribution made on a winding up, the Deferred Shares entitle its holders to receive, in aggregate, the amount set out in Article 149. The Deferred Shares shall not entitle its holders to any further participation in the assets or profits in the Company. The holders of Deferred Shares (in that capacity) shall have no right to receive notice of and attend, speak and vote at any general meeting of the Company. Deferred Shares may be issued as redeemable shares, at the option of the Board. No right, title or interest of any kind in the Deferred Shares shall be transferred save with the prior approval of the Board, which consent may be withheld by the Board at its sole discretion. The Company shall have irrevocable authority at any time:

7.1.4.1
to appoint any one or more of the Directors to execute on behalf of the holders of such Deferred Shares a transfer thereof and/or an agreement to transfer the same for no consideration to such person as the Company may determine as custodian thereof; and/or

7.1.4.2
to purchase the same (in accordance with the provisions of the Companies Act 2006) for not more than an aggregate sum of €1.00 for all of the Deferred Shares, without obtaining the sanction of the holder or holders thereof and for the purposes of such purchase to appoint any one or more of the Directors to execute on behalf of any holder of Deferred Shares a contract for the sale to the Company of any such shares held by such holder;

and pending any such transfer and/or purchase the Company shall be entitled to retain the certificates for such Deferred Shares.
8.	CONVERSION OF CLASS B SHARES
8.1	The following terms shall have the meanings set forth below for all purposes of this Article
8.1.1	“Conversion Date” means the date on which a Conversion Event occurs;
8.1.2
“Governmental Authority” means any federal, national, state, provincial, municipal, local, foreign, multinational, supra-national, government or governmental authority or regulatory body thereof, or political subdivision thereof, or any commission, department, board, office, bureau, agency, instrumentality or authority thereof, any court, tribunal, arbitrator, arbitration panel or similar judicial body or any self-regulatory organisation or other non-governmental regulatory authority or quasi-governmental authority or other similar dispute resolving panel or body;

8.1.1
“Governmental Order” means any order, judgment, injunction, decree, writ, stipulation, determination, assessment or award (including any arbitration award), in each case, entered by or with any Governmental Authority;

8.1.2
“Law” means any statute, law, principle of common law, ordinance, rule, regulation, directive, code, edict, decree, proclamation, treaty, convention or Governmental Order, in each case, of any Governmental Authority;

8.1.3	“Measurement Period” means the period commencing immediately following the Closing and ending on the fifth (5th) anniversary of the Closing Date;
8.1.4	“Nasdaq” means The Nasdaq Stock Market, LLC;
8.1.5	“Stock Exchange” means the New York Stock Exchange or Nasdaq;
8.1.6	“Trading Day” means any day on which the Trading Market is open for trading;
8.1.7	“Trading Market” means the Stock Exchange on which the Company Ordinary Shares are listed for trading;
8.1.8
“Transaction Consideration” means the right to receive cash or securities in exchange for Company Ordinary Shares in the event that, prior to the expiration of the Measurement Period and before the Conversion Events are satisfied, the Company consummates a merger, consolidation, business combination, tender offer, reorganisation or other transaction or series of related transactions;

8.1.9
“Transaction Consideration Value” means, in respect of any Transaction Consideration (expressed on a per-share basis (i.e., per Company Ordinary Share acquired or otherwise exchanged in the applicable transaction)), either:

8.1.9.1	with respect to Transaction Consideration in the form of cash, the U.S. dollar amount of such cash;
8.1.9.2	with respect to Transaction Consideration in the form of securities listed and publicly traded on a Stock Exchange or other national securities exchange:
(i)
if holders of Company Ordinary Shares will receive a “floating” amount of such securities equal to a fixed U.S. dollar amount of consideration, the Transaction Consideration Value shall be such fixed U.S. dollar amount of consideration;

(ii)
if holders of Company Ordinary Shares will receive a “fixed” number of such securities per Company Ordinary Share, the Transaction Consideration Value of such consideration shall equal the product of (A) the number of securities to be received per Company Ordinary Share multiplied by (B) the VWAP of one such security, determined for the twenty (20) continuous Trading Days ending three (3) Business Days prior to the closing date of such transaction (as reported on Bloomberg); provided that, for the purposes of this article, references to “Company Ordinary Shares” in the definition of Trading Market shall be deemed to be references to the Stock Exchange or other national securities exchange on which such securities are listed; or

8.1.9.3
with respect to Transaction Consideration in the form of other securities, property or other consideration, the Transaction Consideration Value shall be the fair market value of such other securities, property or other consideration as determined in good faith by the Board; and

8.1.10	“VWAP” means the volume weighted average price of a Company Ordinary Share, as reported on the Trading Market, determined for any Trading Days (as reported on Bloomberg).
8.2
Fifty per cent. of the Class B Shares (rounded up to the nearest whole number) held by a member shall, subject to Article 8.10, automatically convert and be redesignated into the same number of Company Ordinary Shares, on a one-for-one basis, in the event that the VWAP of the Company Ordinary Shares shall equal or exceed fifteen dollars ($15.00) for any twenty (20) Trading Days within a thirty (30) Trading Day period during the Measurement Period (the “First Conversion Event”).

8.3
Fifty per cent. of the Class B Shares held by a member shall, subject to Article 8.10, automatically convert and be redesignated into the same number of Company Ordinary Shares, on a one-for-one basis, in the event that the VWAP of the Company Ordinary Shares shall equal or exceed eighteen dollars ($18.00) for any twenty (20) Trading Days within a thirty (30) Trading Day period during the Measurement Period (the “Second Conversion Event”, and together with the First Conversion Event, the “Conversion Events”).

8.4
On the Conversion Date, the relevant Class B Shares shall, subject to Article 8.10, without further authority or consent than is contained in these Articles stand converted into the same number of Company Ordinary Shares and be redesignated as such, on a one-for-one basis, and the Company Ordinary Shares resulting from that conversion shall in all other respects rank pari passu with the existing issued Company Ordinary Shares.

8.5
The Company shall, subject to Article 8.10, on the Conversion Date procure the entry of the holder of the converted Class B Shares on the register of members of the Company as the holder of the appropriate number of Company Ordinary Shares and, in case of holders of certificated Class B Shares, subject to Article 8.10 and subject to the relevant holder delivering its certificate(s) (or an indemnity for lost certificate in a form acceptable to the Board) in respect of the Class B Shares in accordance with this Article, the Company shall within 10 Business Days of the Conversion Date forward to such holder of converted Class B Shares by post to their address shown in the register of members, free of charge, a certificate for the appropriate number of fully paid Company Ordinary Shares.

8.6
If any Class B Shareholder becomes entitled to fractions of a Company Ordinary Share as a result of a conversion, the Board shall have the sole discretion to address the treatment of any fractional shares in accordance with the provisions of Article 48.2.

8.7
The Conversion Events (and, for the avoidance of doubt, the VWAP amounts referenced) set out in this Article 8 and the applicable number of Class B Shares that are convertible into Company Ordinary Shares in respect of each Conversion Event shall be subject to adjustment as determined by the Board in its sole discretion to reflect appropriately the effect of any share split, subdivision, consolidation, capitalisation, share dividend or share distribution, reorganisation, reclassification or other like change that has occurred with respect to Company Ordinary Shares after the Closing and prior to the end of the Measurement Period.

8.8
To the extent any Class B Shares have not been converted on or before the expiry of the Measurement Period due to failure of a Conversion Event to occur in accordance with this Article 8 during the Measurement

Period, the holders of Class B Shares shall have no future rights to convert any such unconverted Class B Shares. In respect of such unconverted Class B Shares as remain after the expiry of the Measurement Period, the Company shall have irrevocable authority at any time:
8.8.1
to appoint any one or more of the Directors to execute on behalf of the holders of such Class B Shares a transfer thereof and/or an agreement to transfer the same for no consideration to such person as the Company may determine as custodian thereof; and/or

8.8.2
to purchase the same (in accordance with the provisions of the Companies Act 2006) for not more than an aggregate sum of €1.00 for all of the Class B Shares, without obtaining the sanction of the holder or holders thereof and for the purposes of such purchase to appoint any one or more of the Directors to execute on behalf of any holder of Class B Shares a contract for the sale to the Company of any such shares held by such holder.

8.9
Notwithstanding anything to the contrary in this Agreement, in the event that, prior to the expiration of the Measurement Period and before the conversion thresholds set out in Article 8.1 or Article 8.2 are achieved, the Company consummates a merger, consolidation, business combination, tender offer, reorganisation or other transaction or series of related transactions pursuant to which the holders of Company Ordinary Shares have the right to receive cash or securities (collectively, “Transaction Consideration”) in exchange for their Company Ordinary Shares, and the Transaction Consideration Value of such Transaction Consideration per Company Ordinary Share (the “Per Share Transaction Value”) equals or exceeds the VWAP referenced in a Conversion Event set out in Article 8.1 and Article 8.2, then, effective as of immediately prior to the consummation of any such transaction, the lesser of (i) the number of Class B Shares that would have been converted under this Article 8 if the Per Share Transaction Value had been the VWAP of the Company Ordinary Shares for any twenty (20) Trading Days within a thirty (30) Trading Day period during the Measurement Period and (ii) the remaining Class B Shares that have not yet been converted as of such date, in each case, shall, subject to Article 8.10, automatically convert and be redesignated into the same number of Company Ordinary Shares, on a one-for-one basis. For the avoidance of doubt, if the Per Share Transaction Value is less than any conversion threshold set forth in Article 8.1 or Article 8.2, no Class B Shares shall be converted pursuant to this Article 8.9.

8.10
No Class B Shares shall be converted to Company Ordinary Shares where the holder of such Class B Shares is required to file a notification pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”) or under any applicable antitrust Law of any non-U.S. jurisdictions (collectively, “Foreign Antitrust Laws”) until any applicable waiting period pursuant to the HSR Act or Foreign Antitrust Laws has expired or been terminated (provided that any such holder of Class B Shares has notified the Company of such required filing pursuant to the HSR Act or Foreign Antitrust Laws in connection therewith following reasonable advance notice from the Company of the reasonably anticipated conversion of Class B Shares).

8.11
For so long as the Class B Shares are in issue, no consolidation and/or subdivision of Company Ordinary Shares shall be effected without simultaneous consolidation and/or subdivision of the Class B Shares (and vice versa).

9.	PAYMENT OF COMMISSIONS
9.1
The Company may exercise the powers of paying commissions and brokerage conferred or permitted by the Statutes. Subject to the Statutes, any such commission may be satisfied by the payment of cash or by the allotment (or an option to call for the allotment) of fully or partly paid shares or partly in one way and partly the other.

10.	TRUSTS NOT RECOGNISED
10.1
Except as required by law, no person shall be recognised by the Company as holding any share upon any trust and the Company shall not be bound by or recognise (except as otherwise provided by these Articles or by law or under an order of a court of competent jurisdiction) any interest in any share except an absolute right to the whole of the share in the holder.

11.	SUSPENSION OF RIGHTS FOR NON-DISCLOSURE OF INTEREST
11.1	If a member, or any other person appearing to be interested in shares held by that member, has been duly given a notice under section 793 of the Companies Act 2006 (a “Disclosure Notice”) and has failed in relation to any shares (the “default shares”) to give the Company the information required by such notice within 14 days of the date of such notice, then (unless the Board shall determine otherwise) from the expiry of that period:
11.1.1
the member shall not be entitled in respect of the default shares to be present or to vote (in person, by proxy or, if it is a corporation, by representative) at any general meeting or at any separate meeting of the holders of any class of shares or on any poll; and

11.1.2	where the default shares represent at least 0.25 per cent. of the issued shares of the Company or the class in question (in either case, calculated exclusive of shares held as treasury shares):
11.1.2.1
any dividend (including shares issued in lieu of dividends) or other monies payable in respect of the default shares shall be withheld by the Company, which shall not have any obligation to pay interest on it; and

11.1.2.2
no transfer, other than an excepted transfer, of any shares held by the member shall be registered unless the member is not in default as regards supplying the information required and the transfer is of part only of the member’s holding and when lodged for registration is accompanied by a certificate from the member in a form satisfactory to the Board that, after due and careful enquiry, the member is satisfied that no person in default as regards supplying such information is interested in any of the shares that are the subject of the transfer.

11.2
Where, on the basis of information obtained from a member in respect of any share held by the member or from any other person appearing to be interested in such share, the Company gives a Disclosure Notice to any other person, it shall also send a copy of the notice to that member, but any failure to do so, or the non-receipt of the copy by the member, shall not invalidate or otherwise affect the operation of this Article.

11.3
Except to the extent that they are default shares by virtue of Article 11.1, any new shares in the Company issued in right of any default share shall be subject to the same restrictions in this Article as apply to the default share and for as long as they so apply. The Board may make any right to an allotment of the new shares subject to such restrictions when those shares are issued (and may for that purpose require the new shares to be issued and held in certificated form).

11.4
Where any restrictions imposed under this Article apply in relation to any shares, they shall cease to have effect if and when, and to the extent that, the Board so determines, except that particular shares shall in any event automatically cease to be subject to any such restrictions seven days after the earlier of (a) receipt by the Board of notice that such shares are the subject of an excepted transfer and (b) due compliance, to the satisfaction of the Board, with the relevant Disclosure Notice. If any or all of the restrictions in this Article shall cease to apply to particular shares, any dividends and other monies withheld by reason of a restriction which then ceases to apply shall be paid without interest to the person who would have been entitled to them if that restriction had not applied, or as that person may direct.

11.5
This Article is in addition to, and shall not in any way prejudice or affect, the statutory rights of the Company arising from any failure by any person to give any information required by a Disclosure Notice within the time specified in it. For the purpose of this Article, a Disclosure Notice may require any information to be given before the expiry of 14 days from the date of the notice.

11.6	For purposes of this Article:
11.6.1	an “excepted transfer” means
11.6.1.1	a transfer pursuant to acceptance of a takeover bid;
11.6.1.2
a transfer in consequence of a sale of the entire interest in the shares the subject of the transfer on a recognised investment exchange or on any other stock exchange outside the United Kingdom on which shares in the Company of that description are normally traded; or

11.6.1.3	a transfer which is shown to the satisfaction of the Board to be made in consequence of a sale of such an entire interest otherwise than on any such stock exchange to a person who is not connected with the relevant member or with a person appearing to be interested in the shares the subject of the transfer;
11.6.2
a “person appearing to be interested” in any shares means any person named in a response to a Disclosure Notice as being so interested or shown in any register kept by the Company under the Companies Act 2006 as so interested or, taking into account any response or failure to respond to such notice or to any other statutory notice or any other relevant information, any person whom the Company has reasonable cause to believe is so interested;

11.6.3
references to a person having failed to give the Company the information required by a Disclosure Notice, or being in default as regards supplying such information, include (i) references to the person’s having failed or refused to give all or any part of it and (ii) references to the person’s having given information which the person knows to be false in a material particular or the person’s having recklessly given information which is false in a material particular;

11.6.4
where a person receives a Disclosure Notice and the shares in which such person appears to be interested are held by a Depositary, that person is not considered for the purposes of this article to have an interest or to be a person appearing to have an interest, in any shares held by such Depositary or in which such Depositary is otherwise interested other than those shares specified in the Disclosure Notice and default shares shall be construed accordingly; and

11.6.5
where a Disclosure Notice has been served on a Depositary, the obligations of such Depositary shall be limited to disclosing to the Company such information requested in the Section 793 Notice relating to any person appearing to be interested in the shares held by it and specified in the Disclosure Notice as has been recorded by such Depositary and the provision of such information shall be at the Company’s cost and default shares shall be construed accordingly and shall be those shares held by it in respect of which it has not complied with such obligations.

Notwithstanding anything to the contrary in this Article, no restriction shall apply by virtue of this Article to the extent that applying the restriction would contravene the Regulations, but, subject to the system’s rules, the Board may require the Operator of a relevant system to convert any share held in uncertificated form into certificated form in order to enable the Company to impose restrictions in relation to the share in accordance with this Article.
12.	VARIATION OF RIGHTS
12.1	The Company may by special resolution redesignate any shares, subject, where required, to due compliance with the provisions of the Statutes as to variation of class rights.
12.2
Subject to the Statutes and any special terms of their issue to the contrary, the rights attached to a class of shares may be varied or abrogated (whether or not the Company is being wound up) either with the consent in writing of the holders of at least three-quarters in nominal value of the shares of that class (excluding any such shares held as treasury shares) or with the sanction of a special resolution passed at a separate meeting of the holders of the shares of that class validly held in accordance with these Articles. This shall apply also to the variation or abrogation of the rights attached to some only of the shares of any class as if each group of shares of the class differently treated formed a separate class, and references in these Articles to classes of shares shall, except in this Article, be read accordingly. No consent shall be required to vary or abrogate the special rights attached to any class of share if no shares of that class are in issue.

13.	MATTERS NOT CONSTITUTING A VARIATION OF RIGHTS
13.1	The rights attached to any share or class of shares shall not, unless otherwise expressly provided by its terms of issue, be deemed to be varied, abrogated or breached by:
13.1.1	the creation or issue of further shares ranking pari passu with it;
13.1.2	the purchase or redemption by the Company of any of its own shares (whether of that or any other class) or the sale of any shares (of that class or any other class) held as treasury shares; or
13.1.3	the exercise of any right or discretion expressly provided for in these articles (including, without limitation, any conversion, reclassification, redesignation or redenomination of shares from one class of shares to another class of shares in accordance with these articles and/or the removal or suspension of voting rights or other rights in respect of any Shares in accordance with these articles).
14.	RIGHT TO CERTIFICATES
14.1
Except as otherwise provided in these Articles, every person whose name is entered in the Register as a holder of shares in the Company shall be entitled, within the time specified by the Statutes and without payment, to one certificate for all the shares of each class registered in the holder’s name. Upon a transfer of part of the shares of any class registered in the holder’s name, every holder shall be entitled without payment to one certificate for the balance in certificated form of the relevant holding. Upon request and upon payment, for every certificate after the first, of such reasonable sum (if any) as the Board may determine, every holder shall be entitled to receive several certificates for certificated shares of one class registered in the holder’s name (subject to surrender for cancellation of any existing certificate representing such shares). Every holder shall be entitled to receive one certificate in substitution for several certificates for certificated shares of one class registered in the holder’s name upon surrender to the Company of all the share certificates representing such shares.

14.2
Subject as provided in the preceding part of this Article, the Company shall not be bound to issue more than one certificate in respect of certificated shares registered in the names of two or more persons and delivery of a certificate to one joint holder shall be a sufficient delivery to all of them.

15.	EXECUTION OF CERTIFICATES
15.1
Every certificate for share or loan capital or other securities of the Company (other than letters of allotment, scrip certificates or similar documents) shall be issued under the Seal (or in such other manner as the Board, having regard to the terms of issue, the Statutes and the requirements of the Relevant Exchange may authorise) and each share certificate shall specify the shares to which it relates, the distinguishing number (if any) of the shares and the amount paid up on the shares. The Board may determine, either generally or in relation to any particular case, that any signature on any certificate need not be autographic but may be applied by some mechanical or other means, or printed on the certificate, or that certificates need not be signed.

16.	REPLACEMENT CERTIFICATES
16.1
If a share certificate for certificated shares is worn out, defaced or damaged then, upon its surrender to the Company, it shall be replaced free of charge. If a share certificate for certificated shares is or is alleged to have been lost or destroyed it may be replaced without fee but on such terms (if any) as to evidence and indemnity and to payment of any exceptional out-of-pocket expenses of the Company in investigating such evidence and preparing such indemnity as the Board thinks fit. The Company shall be entitled to treat an application for a replacement certificate made by one of joint holders as being made on behalf of all the holders concerned.

17.	UNCERTIFICATED SECURITIES
17.1
Unless otherwise determined by the Board and permitted by the Regulations, the Company shall not issue and no person shall be entitled to receive a certificate in respect of any share or other security issued by the Company for so long as it is in uncertificated form.

17.2
Conversion of securities in certificated form into uncertificated form, and vice versa, may be made in such manner as the Board may, in its absolute discretion, think fit (subject always to the Statutes and the facilities and requirements of the relevant system).

17.3
All registers of holders relating to securities issued by the Company will be maintained as required by the Regulations and by the rules of the relevant system and will distinguish between securities held in uncertificated form and securities held in certificated form. Unless the Board shall otherwise determine, holdings of the same holder or joint holders in certificated form shall be treated as separate from the same person or persons’ holdings in uncertificated form, but a class of securities shall not be treated as two classes by virtue only of the fact that it comprises securities in certificated form and securities in uncertificated form (even if, as a result of any provision of these Articles or the Regulations, securities are treated differently according to whether they are in certificated or uncertificated form).
17.4	No certificate will normally be issued in respect of securities held by a financial institution.
17.5	The provisions of these Articles shall not apply to shares of any class which are in uncertificated form to the extent that such Articles are inconsistent with:
17.5.1	the holding of shares of that class in uncertificated form;
17.5.2	the transfer of title to shares of that class by means of a relevant system; or
17.5.3	any provision of the Regulations
but notwithstanding this the Board may require the Operator of a relevant system to convert any share held in uncertificated form into certificated form in order to enable the Company to deal with the share in accordance with these Articles.
17.6
The Company shall be entitled to assume that the entries on any record of securities maintained by it in accordance with the Regulations, and regularly reconciled with the register of securities maintained by the Operator of a relevant system, are a complete and accurate reproduction of the particulars entered in the Operator’s register of securities and shall not be liable in respect of any act or thing done or omitted to be done by or on behalf of the Company in reliance on such assumption; in particular, any provision of these Articles that requires or envisages that action will be taken in reliance on information contained in the Register shall be construed to permit that action to be taken in reliance on information contained in any relevant record of securities (as so maintained and reconciled).

18.	COMPANY’S LIEN
18.1
The Company shall have a first and paramount lien on every share (not being a fully paid share) for all monies (whether presently payable or not) called or payable at a fixed time in respect of that share. The Company’s lien on a share shall extend to any amount payable in respect of it.

18.2	The Board may at any time resolve that any share shall be wholly or in part exempt from this Article.
19.	ENFORCING LIEN BY SALE AFTER NOTICE
19.1
The Company may sell, in such manner as the Board determines, any shares on which the Company has a lien if a sum in respect of which the lien exists is presently payable and is not paid within 14 clear days after a notice demanding payment has been given to the holder of the share or the relevant transmittee indicating that, if the notice is not complied with, the shares will be sold.

20.	MANNER OF SALE
20.1	To give effect to a sale, the Board may:
20.1.1	in the case of shares held in certificated form, authorise and instruct some person (which may include the holder of shares concerned) to execute an instrument of transfer of the shares sold; and
20.1.2
in the case of shares held in uncertificated form, subject to the system’s rules, require the Operator of a relevant system to convert any such share into certificated form in order to enable the Company to deal with the share in accordance with this Article, and after such conversion authorise and instruct some person to execute an instrument of transfer of the share (and to take such other steps as may be necessary to give effect to the sale);

in each case to, or in accordance with the directions of, the purchaser and the transfer will be valid even if in respect of any of the shares no certificate accompanies the instrument of transfer. The transferee shall not be bound to see to the application of the purchase money and the transferee’s title to the shares shall not be affected by any irregularity or invalidity of the proceedings in reference to the sale.
21.	APPLICATION OF SALE PROCEEDS
21.1
The net proceeds of the sale, after payment of the costs, shall be applied in or towards payment of so much of the sum for which the lien exists as is presently payable, and any residue shall (in the case of shares held in certificated form, upon surrender to the Company for cancellation of the certificate for the shares sold and in the case of shares held in uncertificated form, within a reasonable time following receipt by the Company of the net proceeds of sale and subject in each such case to a like lien for any monies not presently payable as existed upon the shares before the sale) be paid to the person entitled to the shares immediately before the sale.
22.	CALLS
22.1
Subject to the terms of issue, the Board may from time to time make calls upon the members in respect of any money unpaid on their shares (whether in respect of the nominal amount or by way of premium). Each member shall (subject to receiving at least 14 clear days’ notice specifying when and where payment is to be made) pay to the Company as required by the notice the amount called on the member’s shares. A call may be made payable by instalments. A call may, at any time before receipt by the Company of any sum due under the call, be revoked in whole or in part and payment of a call may be postponed in whole or in part, as the Board may determine.

22.2	A person upon whom a call is made shall remain liable for all calls made upon that person notwithstanding the subsequent transfer of the shares in respect of which the call was made.
23.	TIME OF CALL
23.1	A call shall be deemed to have been made at the time when the resolution of the Board authorising the call was passed.
24.	LIABILITY OF JOINT HOLDERS
24.1	The joint holders of a share shall be jointly and severally liable to pay all calls in respect of the share.
25.	INTEREST
25.1
If a call remains unpaid after it has become due and payable, the person from whom it is due and payable shall pay all costs, charges and expenses that the Company may have incurred by reason of such non-payment, together with interest on the amount unpaid from the day it became due and payable until the day it is paid at the rate fixed by the terms of issue of the share or in the notice of the call or, if no rate is fixed, at the appropriate rate (as defined by section 609 of the Companies Act 2006) but the Board may waive payment of the interest wholly or in part.

26.	SUMS DUE ON ALLOTMENT OR BY WAY OF INSTALMENT TREATED AS CALLS
26.1
An amount payable in respect of a share on allotment or at any fixed date, whether in respect of the nominal amount of the share or by way of premium or as an instalment of a call, shall be deemed to be a call and, if it is not paid these Articles shall apply as if that amount had become due and payable by virtue of a call.

27.	POWER TO DIFFERENTIATE
27.1	Subject to the terms of issue, the Board may, on the issue of shares, differentiate between the allottees or holders in the amount of calls to be paid and the times of payment.
28.	ADVANCE PAYMENT OF CALLS
28.1
The Board may, if it thinks fit, receive from any member willing to advance them all or any part of the monies unpaid and uncalled upon the shares held by the member and may pay interest upon the monies so advanced (to the extent such monies exceed the amount of the calls due and payable upon the shares in respect of which they have been advanced) at such rate (not exceeding 15 per cent. per annum unless the Company by ordinary resolution otherwise directs) as the Board may determine.

28.2	A payment in advance of calls shall extinguish, to the extent of it, the liability upon the shares in respect of which it is advanced.
29.	NOTICE IF CALL NOT PAID
29.1
If a call or instalment of a call remains unpaid after it has become due and payable, the Board may at any time serve a notice on the holder requiring payment of so much of the call or instalment as remains unpaid together with any interest which may have accrued thereon and any costs, charges and expenses incurred by the Company by reason of such non-payment. The notice shall specify a further day (not being less than 14 clear days from the date of the notice) on or before which, and the place where the payment required by the notice is to be made and shall indicate that if the notice is not complied with the shares in respect of which the call was made or instalment is payable will be liable to be forfeited.
29.2	The Board may accept the surrender of any share liable to be forfeited and, in such case, references in these Articles to forfeiture shall include surrender.
30.	FORFEITURE IF NOTICE NOT COMPLIED WITH
30.1
If any notice served under the immediately preceding Article (Notice if call not paid) is not complied with, any share in respect of which the notice was given may, before payment of all calls or instalments and interest due in respect of it is made, be forfeited by (and with effect from the time of the passing of) a resolution of the Board that such share be forfeited. The forfeiture shall include all dividends declared and other monies payable in respect of the forfeited shares and not paid before the forfeiture.

31.	NOTICE OF FORFEITURE
31.1
When any share has been forfeited, notice of the forfeiture shall be served upon the person who was, before the forfeiture, the holder of the share, but a forfeiture shall not be invalidated by any failure to give such notice. An entry of such notice and an entry of the forfeiture with the date thereof shall forthwith be made in the Register in respect of such share. However, no forfeiture shall be invalidated by any omission to make such entries as aforesaid.

32.	SALE OF FORFEITED SHARE
32.1
Until cancelled in accordance with the Statutes, a forfeited share shall be deemed to be the property of the Company and may be sold, re-allotted or otherwise disposed of either to the person who was the holder before the forfeiture or to any other person upon such terms and in such manner as the Board thinks fit. To give effect to a sale or other disposal, the Board may:

32.1.1	in the case of shares held in certificated form, authorise and instruct some person (which may include the holder of shares concerned) to execute an instrument of transfer of the shares; and
32.1.2
in the case of shares held in uncertificated form, subject to the system’s rules, require the Operator of a relevant system to convert any such share into certificated form in order to enable the Company to deal with the share in accordance with this Article, and after such conversion authorise and instruct some person to execute an instrument of transfer of the share (and to take such other steps as may be necessary to give effect to the sale or disposal);

to the designated transferee (and the transfer will be valid even if in respect of any of the shares no certificate accompanies the instrument of transfer). The Company may receive any consideration given for the share on its disposal and may register the transferee as holder of the share. At any time before a sale, re-allotment or other disposition, the forfeiture may be cancelled on such terms as the Board thinks fit.
33.	ARREARS TO BE PAID NOTWITHSTANDING FORFEITURE
33.1
A person whose shares have been forfeited shall cease to be a member in respect of the forfeited shares and, in the case of shares held in certificated form, shall surrender to the Company for cancellation the certificate for the forfeited shares but in all cases shall remain liable to the Company for all monies which at the date of forfeiture were presently payable by the person to the Company in respect of those shares with interest thereon from the date of forfeiture until payment at such rate (not exceeding 15 per cent. per annum) as the Board may determine.

33.2
The Board may waive payment wholly or in part and the Board may enforce payment without any allowance for the value of the shares at the time of forfeiture or for any consideration received on their disposal.

34.	STATUTORY DECLARATION AND VALIDITY OF SALE
34.1
A statutory declaration by a Director or the Secretary that a share has been forfeited on a specified date shall be conclusive evidence of the facts stated in it as against all persons claiming to be entitled to the share. The declaration shall (subject to the completion of any formalities necessary to effect a transfer) constitute a good title to the share and the person to whom the share is disposed of shall be registered as the holder of the share and shall be discharged from all calls made prior to such disposition and shall not be bound to see to the application of the consideration (if any), nor shall the person’s title to the share be affected by any irregularity in or invalidity of the proceedings in reference to the forfeiture, sale, re-allotment or other disposal of the share.
35.	POWER TO SELL SHARES OF UNTRACED SHAREHOLDERS
35.1	Subject to the Regulations, the Company shall be entitled to sell at the best price reasonably obtainable any shares of a holder or transmittee if in respect of those shares:
35.1.1
no cheque, warrant or other financial instrument or payment sent by the Company in the manner authorised by these Articles has been cashed for a period of at least 12 years (the “qualifying period”) and in the qualifying period the Company has paid at least three dividends and no dividend has been claimed;

35.1.2
the Company has at the expiration of the qualifying period given notice of its intention to sell such shares by two advertisements, one in a national newspaper published in the United Kingdom and the other in a newspaper circulating in the area in which the last known address of the holder or the address at which service of notices may be effected in the manner authorised by these Articles is located;

35.1.3
so far as the Board is aware, the Company has not during the qualifying period or the period of three months after the date of such advertisements (or the later of the two dates if they are published on different dates) and prior to the exercise of the power of sale received any communication from the holder or transmittee, and where this power has arisen and at the time of its exercise that holder or transmittee holds, or is entitled by transmission to hold, any other shares issued in right of the shares to be sold, this power shall be deemed to have arisen also in relation to those other shares.
36.	MANNER OF SALE AND CREATION OF DEBT IN RESPECT OF NET PROCEEDS
36.1	To give effect to any sale pursuant to the immediately preceding Article, the Board may:
36.1.1	in the case of shares held in certificated form, authorise and instruct some person (which may include the holder of shares concerned) to execute an instrument of transfer of the shares; and
36.1.2
in the case of shares held in uncertificated form, subject to the system’s rules, require the Operator of a relevant system to convert any such share into certificated form in order to enable the Company to deal with the share in accordance with this Article, and after such conversion authorise and instruct some person to execute an instrument of transfer of the share (and to take such other steps as may be necessary to give effect to the sale or disposal);

and such instrument of transfer and the taking of such other steps as may be necessary shall be as effective as if they had been executed by the holder or transmittee of the shares. The transfer will be valid even if in respect of any of the shares no certificate accompanies the instrument of transfer. The transferee shall not be bound to see to the application of the purchase money and the transferee’s title shall not be affected by any irregularity in, or invalidity of, the proceedings relating to the sale.
36.2
The net proceeds of sale shall belong to the Company, which shall be indebted to the former holder or transmittee for an amount equal to such proceeds and shall enter the name of such former member or other person in the books of the Company as a creditor for such amount. No trust shall be created in respect of the debt, no interest shall be payable in respect of it and the Company shall not be required to account for any monies earned on the net proceeds, which may be employed in the business of the Company or otherwise invested as the Board thinks fit.

37.	FORM AND EXECUTION OF TRANSFER
37.1
Subject to such of the restrictions of these Articles as may be applicable, a member may transfer all or any of the member’s shares, in the case of shares held in certificated form, by an instrument of transfer in any usual form or in any other form which the Board may approve or, in the case of shares held in uncertificated form, in accordance with the Regulations and the system’s rules and otherwise in such manner as the Board in its absolute discretion shall determine. An instrument of transfer shall be executed by or on behalf of the transferor and (unless the share is fully paid) by or on behalf of the transferee. Subject to the Statutes, the transferor shall be deemed to remain the holder of the share until the name of the transferee is entered in the Register in respect of it.
37.2	Subject to the Statutes and notwithstanding any other provisions of these Articles, the Board shall have power to implement any arrangements it may think fit to enable:
37.2.1
title to any securities of the Company to be evidenced and transferred without a written instrument in accordance with the Regulations and the facilities and requirements of the relevant system concerned; and

37.2.2
rights attaching to such securities to be exercised notwithstanding that such securities are held in uncertificated form where, in the Board’s opinion, these Articles do not otherwise allow or provide for such exercise.

37.3
For the avoidance of doubt, nothing in these Articles shall require shares to be transferred by a written instrument if the Statutes and the rules of the Relevant Exchange provide otherwise and the Directors shall be empowered to implement such arrangements as they consider fit in accordance with and subject to the Statutes and the rules of the Relevant Exchange to regulate the transfer of title to shares in the Company and for the approval or disapproval, as the case may be, by the Board or the Operator of any relevant system of the registration of those transfers.

38.	RIGHT TO REFUSE REGISTRATION OF SHARES
38.1
Subject to the Statutes, the Board may refuse to register the transfer of a certificated share which is not fully paid or on which the Company has a lien; provided that, where any such shares are admitted to a Relevant Exchange, such discretion may not be exercised in such a way as to prevent dealings in the shares of that class from taking place on an open and proper basis.

39.	OTHER RIGHTS TO REFUSE REGISTRATION
39.1	Subject to the Statutes, the Board may also refuse to register the transfer of a share:
39.1.1
in the case of shares held in certificated form, if it is not lodged, duly stamped (if necessary), at the Office or at such other place as the Board may appoint and accompanied by the certificate for the shares to which it relates (where a certificate has been issued in respect of the shares and these Articles do not provide for such a transfer to be valid without production of the certificate) or such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer;

39.1.2	if it is not in respect of one class of share only;
39.1.3	if it is not in favour of four or fewer transferees;
39.1.4	if it is in favour of a minor, bankrupt or person of mental ill health;
39.1.5	without prejudice to the foregoing, in the case of shares held in uncertificated form, in any other circumstances permitted by the Regulations or the system’s rules;
39.1.6	where the Board is obliged or entitled to refuse to do so as a result of any failure to comply with a notice under section 793 of the Companies Act 2006; or
39.1.7
if such transfer may violate any law or regulation applicable to the Company, the shares, the holder, the member or proposed transferee or breach of any contractual obligation whether or not the Company is a party to or beneficiary of such contract, including, without limitation, the rules of the Relevant Exchange.

40.	NOTICE OF REFUSAL
40.1	If the Board refuses to register a transfer it shall, in the case of shares held in certificated form, within two months after the date on which the transfer was lodged and, in the case of shares held in uncertificated form, within two months after the date on which the relevant Operator-instruction was received by or on behalf of the Company, send to the transferee notice of the refusal together with its reasons for the refusal.
41.	NO FEE FOR REGISTRATION
41.1	No fee shall be charged for the registration of any instrument of transfer or document relating to or affecting the title to any share.
42.	LOCK-UP OF SHARES
42.1	The following terms shall have the meanings set forth below for all purposes of this Article 42.
42.1.1	“affiliate” shall have the meaning set forth in Rule 405 under the Securities Act.
42.1.2
“Early Release Event” means any of the following: (A) if the Company is merged, consolidated or reorganised with or into another Person, except for any such merger, consolidation or reorganisation in which the Company Ordinary Shares of the Company outstanding immediately prior to such merger, consolidation or reorganisation continue to represent, or are converted into or exchanged for shares of capital stock that represent, immediately following such merger, consolidation or reorganisation, a majority, by voting power, of the capital stock of the surviving or resulting corporation (or of a parent company thereof); (B) the Company sells, leases, assigns, transfers, licenses or otherwise disposes of, in one or a series of related transactions, all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, or the sale or disposition (whether by merger or otherwise) of one or more Subsidiaries of the Company if substantially all of the assets of the Company and its Subsidiaries, taken as a whole, are held by such Subsidiaries, except where such sale, lease, assignment, transfer, license or other disposition is to a Subsidiary of the Company; (C) any transaction or series of transactions, taken together, that constitute a “going private” transaction pursuant to Rule 13e-3 under the Exchange Act or pursuant to which the Company otherwise ceases to be subject to reporting obligations under Sections 13 or 15(d) of the Exchange Act; or (D) if the Company Ordinary Shares shall cease to be listed on a national securities exchange, in the case of each of clauses (A), (B), (C) and (D), whether by amalgamation, merger, consolidation, arrangement, tender offer, recapitalisation, purchase, issuance, sale or transfer of Equity Securities or assets or otherwise.

42.1.3
“Equity Awards” means restricted share units, options, warrants or other equity or equity-based awards or rights with respect to or to purchase ordinary shares granted pursuant to any equity incentive plan, award agreement or other compensatory arrangement of the Company.

42.1.4
“Excluded Shares” means (i) any PIPE Shares, (ii) any Pre-PIPE Shares, (iii) any Post-PIPE Shares, (iv) any shares acquired in open market transactions following the Closing Date, and (v) with respect to each Lock-up Shareholder, up to 10,000 Company Ordinary Shares held by such Lock-up Shareholder immediately following the Closing Date provided that such shares have been held by such Lock-up Shareholder for more than twelve (12) months prior to the Closing Date.

42.1.5
“Lock-up Period” means the period beginning on the Closing Date and ending on the earlier of (i) one hundred and eighty (180) days following the Closing Date and (ii) with respect to all or any portion of the Lock-up Shares, such earlier date of release as may be permitted pursuant to Article 42.2.

42.1.6	“Lock-up Permitted Transferee” means any Permitted Transferee that becomes bound by the restrictions set forth in this Article 42 in accordance with Article 42.3.
42.1.7	“Lock-up Shareholders” means each holder of Company Ordinary Shares immediately following the Closing Date, other than, solely with respect to any Excluded Shares, any holder of such Excluded Shares.
42.1.8
“Lock-up Shares” means, with respect to any Lock-up Shareholder and its Lock-up Permitted Transferees, all Company Ordinary Shares held by such Lock-up Shareholder immediately following the Closing Date, in each case excluding any Excluded Shares.

42.1.9	“Lock-up Trading Measurement Period” means the period beginning on the ninetieth (90th) day following the Closing Date and ending on the expiration of the Lock-up Period.
42.1.10
“Permitted Transferee” means, with respect to any Equity Holder, (a) any affiliate of such Equity Holder, (b) in the case of an individual, any member of such individual’s immediate family or any trust, family limited partnership or other estate planning vehicle established for the direct or indirect benefit of such individual or any member of such individual’s immediate family, (c) any partner, member, shareholder or equityholder of such Equity Holder, (d) any nominee, custodian or other Person holding Company Ordinary Shares on behalf of a beneficial owner, so long as there is no change in the beneficial ownership of such shares, and (e) any other Person approved by the Board; provided that, in each case, such transferee complies with Article 42.3.

42.1.11	“PIPE Investment” means any private placement or other subscription investment in ordinary shares consummated substantially concurrently with the Closing Date.
42.1.12	“PIPE Shares” means any ordinary shares purchased in the PIPE Investment.
42.1.13	“Post-PIPE Investment” means the investment in ordinary shares contemplated by that certain capital raise completed by the Company in July and August 2026.
42.1.14	“Post-PIPE Shares” means any ordinary shares issued or issuable pursuant to the Post-PIPE Investment.
42.1.15
“Pre-PIPE Investment” means the investment in ordinary shares contemplated by those certain subscription agreements entered into in March and April 2026 by and among the Company and the investors party thereto.

42.1.16	“Pre-PIPE Shares” means any ordinary shares issued or issuable pursuant to the Pre-PIPE Investment.
42.1.17	“Release Thresholds” means, collectively, the First Lock-Up Release Threshold, Second Lock-Up Release Threshold and the Third Lock-Up Release Threshold.
42.1.18	“Trading Day” means any day on which the Company Ordinary Shares are actually traded on a Relevant Exchange or any other exchange on which the Company Ordinary Shares are then listed or quoted.
42.1.19
“Transfer” means, directly or indirectly, to (a) sell, assign, offer to sell, contract or agree to sell, hypothecate, pledge or otherwise dispose of, or agree to dispose of, any security, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to any security, (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any security, or any other derivative transaction with respect to any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (c) publicly announce any intention to effect any transaction specified in clause (a) or clause (b).

42.1.20
“VWAP” means, for any Trading Day, the volume-weighted average price of the Company Ordinary Shares on the principal exchange on which such securities are then listed or quoted, as reported on Bloomberg; provided that, if such price is not available on Bloomberg, such price shall be determined by reference to market quotations for the Company Ordinary Shares on such exchange or quotation system.

42.2
Subject to Article 42.3, each Lock-up Shareholder agrees that it shall not Transfer any Lock-up Shares, or any instruments exercisable or exchangeable for, or convertible into, Lock-up Shares, during the applicable Lock-up Period (the “Lock-up”); provided that, for the avoidance of doubt, any Excluded Shares shall not constitute Lock-up Shares and shall not be subject to the Lock-up.

42.2.1
Fifty percent (50%) of the Lock-up Shares shall be released for Transfer immediately and shall no longer be subject to the Transfer restrictions set forth in Article 42.2 if the VWAP of the Company Ordinary Shares is at or above $12.00 for any twenty (20) Trading Days (which need not be consecutive) over any thirty (30) Trading Day period at any time during the Lock-up Trading Measurement Period (the “First Lock-Up Release Threshold”).

42.2.2
Twenty-five percent (25%) of the Lock-up Shares shall be released for Transfer immediately and shall no longer be subject to the Transfer restrictions set forth in Article 42.2 if the VWAP of the Company Ordinary Shares is at or above $15.00 for any twenty (20) Trading Days (which need not be consecutive) over any thirty (30) Trading Day period at any time during the Lock-up Trading Measurement Period (the “Second Lock-Up Release Threshold”).

42.2.3
Twenty-five percent (25%) of the Lock-up Shares shall be released for Transfer immediately and shall no longer be subject to the Transfer restrictions set forth in Article 42.2 if the VWAP of the Company Ordinary Shares is at or above $18.00 for any twenty (20) Trading Days (which need not be consecutive) over any thirty (30) Trading Day period at any time during the Lock-up Trading Measurement Period (the “Third Lock-Up Release Threshold”).

42.2.4
If an Early Release Event occurs during the Lock-up Period, then all Lock-up Shares that have not been released for Transfer shall be released for Transfer immediately and shall no longer be subject to the Transfer restrictions set forth in this Article 42, effective immediately prior to the consummation of such Early Release Event, and the Lock-up Period shall expire on the date of such Early Release Event.

42.2.5
For the avoidance of doubt, the time period in respect of which any Release Threshold is calculated may run concurrently with, and/or may overlap with, the time period in respect of which any other Release Threshold is calculated, and multiple tranches of Lock-up Shares may therefore be released concurrently with respect to the same period or any overlapping portion thereof.

42.3
Notwithstanding Article 42.2, each Lock-up Shareholder and each of its Lock-up Permitted Transferees (each, an “Equity Holder” and, collectively, the “Equity Holders”) may Transfer Lock-up Shares during the applicable Lock-up Period in the following circumstances:

42.3.1
to any Permitted Transferee; provided that, prior to and as a condition to the effectiveness of any such Transfer, such Permitted Transferee shall execute and deliver to the Company a written agreement to be bound by the restrictions set forth in this Article 42, whereupon such transferee shall be deemed a “Lock-up Permitted Transferee” for all purposes of this Article 42;

42.3.2
as one or more bona fide gifts or charitable contributions, or for bona fide estate planning purposes; provided that such Transfer shall not involve a disposition for value and, prior to and as a condition to the effectiveness of any such Transfer, the donee or transferee shall execute and deliver to the Company a written agreement to be bound by the restrictions set forth in this Article 42;

42.3.3
upon death by will, testamentary document or intestate succession; provided that, prior to and as a condition to the effectiveness of any Transfer of Lock-up Shares by the applicable recipient, such recipient shall execute and deliver to the Company a written agreement to be bound by the restrictions set forth in this Article 42;

42.3.4	by operation of law, including pursuant to a court or regulatory agency order, qualified domestic order, divorce settlement, divorce decree or separation agreement;
42.3.5
to the Company in connection with the vesting, settlement or exercise of any Equity Awards, including for the payment of any exercise price or tax, remittance or other obligations due as a result of such vesting, settlement or exercise, whether by way of “net” or “cashless” exercise, “net settlement” or otherwise; provided that any Company Ordinary Shares received upon such vesting, settlement or exercise and not used for the payment of any such exercise price or tax, remittance or other obligations shall remain subject to the restrictions set forth in this Article 42;

42.3.6
in open market transactions during the Lock-up Period to generate net proceeds, after deducting commissions, in an aggregate amount not to exceed the amount necessary to satisfy (i) any exercise price payable in connection with the exercise during the Lock-up Period of Equity Awards held by such Equity Holder and (ii) any taxes or estimated taxes, including withholding taxes, that become due as a result of the vesting, settlement or exercise during the Lock-up Period of Equity Awards held by such Equity Holder; provided that any Company Ordinary Shares retained by such Equity Holder after giving effect to any such sale shall remain subject to the restrictions set forth in this Article 42;

42.3.7
pursuant to a bona fide third-party tender offer, merger, consolidation, arrangement, amalgamation or other similar transaction that is approved by the Board and made to all holders of Company Ordinary Shares and that, if consummated, would result in an Early Release Event; provided that, if such transaction is not consummated, the Lock-up Shares shall remain subject to the restrictions set forth in this Article 42;

42.3.8
in connection with the establishment of a written trading plan meeting the requirements of Rule 10b5-1 under the Exchange Act; provided that no Lock-up Shares may be sold, transferred or otherwise disposed of under such plan during the Lock-up Period; and

42.3.9	with the prior written consent of the Board.
42.4
In the case of any Transfer or other transaction pursuant to Articles 42.3.2 to 42.3.6 or 42.3.8, no public filing, report or announcement shall be voluntarily made by or on behalf of the applicable Equity Holder during the Lock-up Period, and if any such filing, report or announcement is legally required during the Lock-up Period, such filing, report or announcement shall clearly indicate the circumstances of such Transfer or other transaction and, where applicable, that the relevant Lock-up Shares remain subject to the restrictions set forth in this Article 42.

43.	RETENTION OF DOCUMENTS
43.1
Any instrument of transfer which is registered may be retained by the Company, but any instrument of transfer which the Board refuses to register shall be returned to the person lodging it when notice of the refusal is given.

44.	OTHER REGISTERS
44.1
Subject to the Statutes, the Company may keep an overseas, local or other register in any place, and the Board may make and vary such regulations as it may think fit concerning the keeping of that register.

45.	TRANSMISSION
45.1
Where transmission occurs in relation to a share in consequence of the death or bankruptcy of a member or of any other event giving rise to its transmission by operation of law, the survivor or survivors (in the case of death) where the member was a joint holder, and the transmittee where the member was a sole holder or the only survivor of joint holders, shall be the only person recognised by the Company as having any title to the relevant shares; but nothing contained in this Article shall release the estate of a deceased member from any liability in respect of any share solely or jointly held by the deceased member.

46.	ELECTION BY TRANSMITTEE
46.1
A transmittee may, upon such evidence being produced as the Board may require and subject (where relevant) to the system’s rules, elect either to become the holder of the share or to have some person nominated by the transmittee registered as the transferee. If electing to become the holder, the transmittee shall give notice to the Company to that effect. If electing to have another person registered, the transmittee shall, subject (where relevant) to the system’s rules, effect or procure a transfer of the share in favour of that person. Subject to the Statutes, all the provisions of these Articles relating to the transfer of shares shall apply to the notice or instrument of transfer as if the death or bankruptcy of the member or other event giving rise to the transmission had not occurred and the notice or instrument of transfer was an instrument of transfer executed by the member.

47.	RIGHTS IN RESPECT OF THE SHARE
47.1
A transmittee shall have all the same rights as a holder of the share concerned, except that the transmittee shall not be entitled in respect of the share to attend or vote at any general meeting of the Company or at any separate meeting of the holders of any class of shares in the Company until the transmittee is registered as the holder of the share. The Board may at any time give notice to the transmittee requiring the transmittee to elect either to become the holder of the share or to transfer the share and, if the notice is not complied with within 60 clear days from the date of the notice, the Board may withhold payment of all dividends and other monies payable in respect of the share until the transmittee complies with the notice.

48.	ALTERATION OF CAPITAL
48.1
Where the Company sub-divides its shares, or any of them, into shares of a smaller amount, the resolution may determine that, as between the shares resulting from the sub-division, any of them may have a preference or advantage, or may have such qualified or deferred rights or be subject to restrictions, as compared with others.

48.2
Whenever as a result of a consolidation, division or sub-division of shares any member would become entitled to fractions of a share, the Board may deal with the fractions as it thinks fit and, in particular, may:

48.2.1
sell the shares representing the fractions to any person (including, subject to the Statutes, the Company) and may distribute the net proceeds of sale in due proportion among those members except for amounts of £5.00 (or its equivalent in US dollars at the relevant time) or less, which shall be retained for the benefit of the Company. To give effect to any such sale, the Board may authorise and instruct a person to take such steps as may be necessary (subject, in the case of shares held in uncertificated form, to the system’s rules) to transfer or deliver the shares to, or in accordance with the directions of, the purchaser. Subject to the Statutes, where a shareholder holds shares in both certificated and uncertificated form, the Board may for these purposes treat them as separate holdings, and may at its discretion arrange for any shares representing fractions to be entered in the Register as held in certificated or uncertificated form in order to facilitate their sale under this Article. The transferee shall not be bound to see to the application of the purchase money and the transferee’s title shall not be affected by any irregularity in, or invalidity of, the proceedings relating to the sale;

48.2.2
subject to the Statutes, issue to a member credited as fully paid up by way of capitalisation the minimum number of shares required to round up their holding of shares to a number that, following consolidation and division or sub-division, leaves a whole number of shares (such issue being deemed to have been effected immediately before consolidation or sub-division, as the case may be). The amount required to pay up those shares may, as the Board thinks fit, be capitalised by resolution of the Board out of amounts standing to the credit of reserves (including share premium account, capital redemption reserve, redenomination reserve and profit and loss account), whether or not available for distribution, and applied in paying up in full the appropriate number of shares at par, and the Board may exercise all the powers conferred on it by Article 135 without an ordinary resolution; or

48.2.3
consolidate and if required subdivide any such fractions into such number of shares of such class as the Board may determine without the requirement for a resolution of the Company (including into a class of deferred non voting shares with no rights to dividends and rights to capital only after the holders of any other class of share have received back such amounts as the Board determines on a return of capital) and which may be purchased by the Company for the aggregate nominal value of such shares which amount shall be held on trust for the shareholders that would otherwise be entitled to receive payment. No share certificate shall be issued in respect of any such class of shares.

49.	PURCHASE OF OWN SHARES
49.1	Subject to the Statutes and to any rights conferred on the holders of any class of shares, the Company may purchase its shares (including any redeemable shares).
49.2
On a purchase by the Company of its own shares, neither the Company nor the Board shall be required to select the shares to be purchased rateably or in any particular manner as between the holders of shares of the same class or as between them and the holders of shares of any other class or in accordance with the rights as to dividends or capital attached to any class of shares.

50.	CONVENING GENERAL MEETINGS
50.1
The Board may convene a general meeting whenever it thinks fit and shall do so on requisition in accordance with the Statutes. A general meeting may be convened and held in any manner permitted by these Articles.

50.2	The Board can make whatever arrangements it thinks fit to allow those entitled to do so to attend and participate in any general meeting, including by means of an electronic facility, and any reference in these Articles to a member’s or proxy’s attendance in person shall be construed accordingly notwithstanding that they might not be in a place where others are physically attending.
50.3
Where attendance by electronic facility is enabled, the requirement to put any document on display or make it available for inspection will be satisfied if the document is made available for the required period in electronic form to those persons entitled to inspect it.

50.4	Unless the notice of meeting provides, or the chair of the meeting decides, otherwise, a general meeting will be treated as taking place where the chair of the meeting is at the time of the meeting.
51.	LENGTH OF NOTICE PERIOD
51.1
An annual general meeting shall be convened by at least 21 clear days’ notice. Subject to the Statutes, all other general meetings shall be convened by at least 14 clear days’ notice. Subject to these Articles and to any restrictions imposed on any shares, the notice shall be given to all the members, to all transmittees and to the Directors and Auditors.

52.	GENERAL MEETING RECORD DATE
52.1
Notwithstanding any other provision of these Articles, and subject to the Statutes, the Board may, for the purpose of determining which persons are entitled to attend and vote at a general meeting of the Company, or a separate general meeting of the holders of any class of shares, and how many votes such persons may cast, specify in the notice of meeting a time by which a person must be entered on the Register in order to have the right to attend or vote at the meeting provided that such time shall not be more than forty (40) days nor less than ten (10) days before the date of such meeting, and changes to the Register after the time specified by virtue of this Article 52 shall be disregarded in determining the rights of any person to attend or vote at the meeting.

53.	OMISSION OR NON-RECEIPT OF NOTICE
53.1
No proceedings at any meeting shall be invalidated by any accidental omission to give notice of the meeting, or to send an instrument of proxy, to any person entitled to receive it or, in the case of notice in electronic form or made available by means of a website, to invite any such person to appoint a proxy, or by reason of any such person not receiving any such notice, instrument or invitation.

54.	CHANGE OF ARRANGEMENTS FOR GENERAL MEETINGS
54.1
If for any reason the Board considers it impractical or undesirable to hold a meeting on the day, at the time or in any place specified for the holding of the meeting, or if the Board decides to change the arrangements for holding the meetings, whether by introducing, varying or cancelling the use of an electronic facility or in any other respect, it can change such date, time, place and arrangements (or whichever it requires), and may do so more than once in relation to the same meeting. There shall be no business of the meeting other than business that would have been transacted had no change been made. References in these Articles to the time of the holding of general meetings shall in the case of a postponed meeting be construed accordingly and any appointment of proxy may be validly received at such later time as is consistent with the altered time. The Board will, insofar as it is practicable, take reasonable steps to ensure that the change is announced on the Company’s website or by a relevant regulatory news service, but it shall not be necessary to restate the business of the meeting in the announcement.

55.	QUORUM
55.1
No business shall be transacted at any general meeting unless a quorum is present when the meeting proceeds to business, but the absence of a quorum shall not preclude the choice or appointment of a chair of the meeting. Except as otherwise provided by these Articles, two members present in person or by proxy and entitled to vote shall be a quorum for all purposes.

56.	PROCEDURE IF QUORUM NOT PRESENT
56.1
If within five minutes (or such longer time not exceeding one hour as the chair of the meeting may decide to wait) after the time appointed for the commencement of the meeting a quorum is not present, the meeting shall

(if requisitioned in accordance with the Statutes) be dissolved or (in any other case) stand adjourned to such other day (not being less than ten clear days nor more than 28 days later) and time as may be decided by the chair of the meeting, who shall also decide as to any place or places for the meeting and the means of attending and participating at the adjourned meeting. One member present in person or by proxy (whatever the number of shares held by the member) and entitled to vote shall be a quorum at the adjourned meeting.
56.2
The Company shall give not less than seven clear days’ notice of any meeting adjourned through want of a quorum and the notice shall specify that one member present in person or by proxy (whatever the number of shares held by the member) and entitled to vote shall be a quorum.

57.	CHAIR OF GENERAL MEETING
57.1
The chair (if any) of the Board or, in the chair’s absence, the deputy chair (if any) shall preside as chair at every general meeting. If there is no such chair or deputy chair, or if at any meeting neither the chair nor a deputy chair is present within five minutes after the time appointed for the commencement of the meeting, or if neither of them is willing to act as chair, the Directors present shall choose one of their number to act, or if one Director only is present that Director shall preside as chair, if willing to act. If no Director is present, or if each of the Directors present declines to take the chair, the persons present and entitled to vote shall elect one of their number to be chair.

57.2
The chair of the meeting may invite any person to attend and speak (including by means of an electronic facility) at any general meeting of the Company whom the chair considers to be equipped by knowledge or experience of the Company’s business to assist in the deliberations of the meeting.

57.3
The decision of the chair of the meeting as to points of order, matters of procedure or arising incidentally out of the business of a general meeting shall be conclusive, as shall be the chair’s decision, acting in good faith, on whether a point or matter is of this nature.

58.	ATTENDANCE AND SPEAKING AT GENERAL MEETINGS
58.1
The Directors may make whatever arrangements they consider appropriate to enable those attending a general meeting to exercise their rights to speak or vote at it, including arrangements involving the use of an electronic facility for those who are not in a place where others are physically attending.

58.2
A person is able to exercise the right to speak at a general meeting when that person is in a position during the meeting, including by means of an electronic facility, to communicate simultaneously to all those attending the meeting any information or opinions which that person has on the business of the meeting.

58.3	A person is able to exercise the right to vote at a general meeting when:
58.3.1
that person is able, including by means of an electronic facility, to vote during the meeting on resolutions put to the vote at the meeting or, in the case of a poll, within the time specified for the taking of the poll; and

58.3.2	that person’s vote can be taken into account in determining whether or not such resolutions are passed at the same time as the votes of all the other persons attending the meeting.
58.4
All persons seeking to attend and participate in a general meeting by means of an electronic facility are responsible for maintaining adequate facilities to enable them to do so. Subject to the right of the chair to adjourn a general meeting under these Articles, the inability of a person at any time to attend or participate in the whole or any part of a general meeting by means of an electronic facility shall not invalidate the proceedings of that meeting.

58.5	Each Director shall be entitled to attend and to speak at any general meeting of the Company and at any separate general meeting of the holders of any class of shares or debentures in the Company.
59.	SATELLITE MEETING PLACES
59.1
If the Board so decides, a general meeting or adjourned meeting may be held at a certain place (the “Principal Place”), such as the place at which the chair of the meeting will be present, but with one or more other places made available as satellite meeting places. Members entitled to attend and participate in the meeting who attend any such satellite meeting place in person or by proxy may be counted in the quorum and participate in the general meeting or adjourned meeting as if they were at the Principal Place; and for the purposes of these Articles the meeting shall consist of all those persons entitled to attend and participate in the meeting who attend (including by means of an electronic facility), whether at the Principal Place or any satellite meeting place.
59.2
If not stated in the notice of meeting, the location of any satellite meeting place may be given in a letter accompanying the notice of meeting, but any failure to do this will not invalidate the notice of meeting.

59.3
The meeting will be duly constituted and its proceedings valid if the chair of the meeting is satisfied that facilities are available throughout the meeting to enable all members or proxies attending the meeting by whatever means and at all the meeting places to:

59.3.1	participate in the business for which the meeting has been called;
59.3.2	hear all the people who speak at the meeting and at any satellite meeting place; and
59.3.3	be heard by all other people attending and participating in the meeting.
59.4
The Board may make such arrangements as it thinks fit for simultaneous attendance and participation at the meeting, including the use of over-flow rooms, and may vary any such arrangements or make new arrangements. Arrangements may be notified in advance or at the meeting by whatever means the Board thinks appropriate to the circumstances. Each person entitled to attend the meeting will be bound by the arrangements made by the Board.

60.	SECURITY ARRANGEMENTS
60.1
The Board may direct that persons entitled to attend any general meeting should submit to such procedures, including searches, identification vetting, health and safety checks, questions or other security arrangements or restrictions, both before and during the meeting, as the Board shall, in compliance with the Statutes, consider appropriate in the circumstances and the Board may in its absolute discretion refuse entry or access by electronic facility to the meeting to any person who fails to comply with any such procedure. If any person has gained entry or access to a general meeting and refuses to comply with any such procedure or disrupts the proper and orderly conduct of the meeting, the chair of the meeting may at any time without the consent of the meeting require the person to leave or to be removed from the meeting or may, if the person is participating by electronic facility, disconnect the person from the meeting.

61.	ADJOURNMENTS
61.1
The chair of the meeting may at any time without the consent of the meeting adjourn any meeting (whether or not it has commenced or a quorum is present) either indefinitely or to such time as the chair may decide if it appears to the chair that:

61.1.1	any place appointed for the meeting cannot conveniently accommodate the persons entitled to attend;
61.1.2
the conduct of persons present prevents, or is likely to prevent, the orderly continuation of business or the security arrangements for holding the meeting are otherwise compromised or likely to be inadequate;

61.1.3	the outage, inadequacy or unreliability of any electronic facility used for the purposes of the meeting is such that the meeting cannot properly proceed; or
61.1.4	an adjournment is otherwise necessary so that the business of the meeting may be properly conducted and, if the chair fixes a time for the adjourned meeting the chair shall also decide as to any place or places for the adjourned meeting and the means of attending and participating at the adjourned meeting.
61.2
In addition, the chair of the meeting may at any time with the consent of any meeting at which a quorum is present (and shall if so directed by the meeting) adjourn the meeting either indefinitely or to such time as the chair may decide. When the chair fixes a time for the adjourned meeting the chair shall also decide as to any place or places for the adjourned meeting and the means of attending and participating at the adjourned meeting, but if the meeting is adjourned indefinitely such matters shall be fixed by the Board.

61.3
No business shall be transacted at any adjourned meeting except business which might properly have been transacted at the meeting had the adjournment not taken place. Except as expressly provided otherwise, the provisions of these Articles relating to general meetings shall apply equally to any adjourned meeting.

62.	NOTICE OF ADJOURNED MEETING
62.1
If a meeting is adjourned indefinitely or for 30 days or more or for lack of a quorum, at least seven clear days’ notice specifying the place, the day and the time of the adjourned meeting shall be given, but it shall not be necessary to specify in the notice the nature of the business to be transacted at the adjourned meeting. Otherwise, it shall not be necessary to give notice of an adjourned meeting.

63.	METHOD OF VOTING
63.1
For so long as any shares are held in a settlement system operated by DTC, any resolution put to the vote of a general meeting must be decided on a poll (and for so long as any shares are held in a settlement system operated by DTC this provision may not be amended without the unanimous consent of all the members). If no shares are held in a settlement system operated by DTC, at any general meeting a resolution put to the vote of the meeting shall be decided on a show of hands unless before or on the declaration of the result of the show of hands a poll is duly demanded. Subject to the Statutes, a poll may be demanded by:

63.1.1	the chair of the meeting;
63.1.2	at least five members or proxies entitled to vote on the resolution;
63.1.3
any member or proxy alone or together with one or more others representing in aggregate at least one-tenth of the total voting rights of all the members having the right to attend and vote on the resolution (excluding any voting rights attached to any shares held as treasury shares); or

63.1.4
any member or proxy alone or together with one or more others holding or having been appointed in respect of shares conferring a right to vote on the resolution, being shares on which an aggregate sum has been paid up equal to not less than one-tenth of the total sum paid up on all the shares conferring that right (excluding any voting rights attached to any shares held as treasury shares).

63.2
Unless a poll is so required or demanded and the demand is not withdrawn, a declaration by the chair of the meeting that a resolution has been carried or carried unanimously or by a particular majority or not carried by a particular majority or lost and an entry to that effect in the minutes of the meeting shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against such resolution.

63.3
Where members are present in person or by proxy by means of an electronic facility, all resolutions shall be decided on a poll and without first being put to a show of hands. A poll shall be deemed to have been duly demanded automatically at the time fixed for the meeting and those attending by electronic facility shall cast their votes by such electronic means as the Board shall have approved.

64.	VOTES OF MEMBERS
64.1
Subject to the Statutes, to any rights or restrictions attached to any shares and to any other provisions of these Articles, on a show of hands every member who is present in person shall have one vote and on a poll every member shall have one vote for every share of which the member is the holder.

64.2
If the notice of the meeting has specified a time (which is not more than 48 hours, taking no account of any part of a day that is not a working day, before the time fixed for the meeting) by which a person must be entered on the Register in order to have the right to attend and vote at the meeting, no person registered after that time shall be eligible to attend and vote at the meeting in person or by proxy by right of that registration, even if present at the meeting. References in these Articles to members present in person or by proxy shall be construed accordingly.

65.	VOTES OF JOINT HOLDERS
65.1
In the case of joint holders of a share who are entitled to vote the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders; and seniority shall be determined by the order in which the names of the holders stand in the Register.

66.	VOTES OF MEMBER SUFFERING INCAPACITY
66.1
A member in respect of whom an order has been made by any competent court or official on the ground that the member is or may be suffering from mental disorder or is otherwise incapable of managing the member’s own affairs may vote, whether on a show of hands or on a poll, by any person authorised in such circumstances to do so on the member’s behalf and that person may vote on a poll by proxy. The vote of such member shall not be valid unless evidence to the satisfaction of the Board of the authority of the person claiming to exercise the right to vote is deposited at the Office, or at such other place as is specified in accordance with these Articles for the deposit of appointments of proxy in hard copy form, not later than the last time at which an appointment of proxy should have been delivered in order to be valid for use at that meeting or on the holding of that poll.

67.	NO RIGHT TO VOTE WHERE SUMS OVERDUE ON SHARES
No member shall, unless the Board otherwise decides, vote at any general meeting or at any separate meeting of holders of any class of shares in the Company, either in person or by proxy, or exercise any other right or privilege as a member in respect of any share in the Company held by the member unless all monies presently payable by the member in respect of that share have been paid.
68.	VOTES ON A POLL
68.1	On a poll, a member entitled to more than one vote on a poll need not, if the member votes, use all the member’s votes, or cast all the votes the member uses, in the same way.
69.	RIGHT TO WITHDRAW DEMAND FOR A POLL
69.1
Except in the case of a poll that, in accordance with these Articles, has been deemed to have been demanded, the demand for a poll may, before the earlier of the close of the meeting and the taking of the poll, be withdrawn but only with the consent of the chair of the meeting and, if a demand is withdrawn, any other persons entitled to demand a poll may do so. If a demand is withdrawn, it shall not be taken to have invalidated any result of a show of hands declared before the demand was made. If a poll is demanded before the declaration of the result of a show of hands and the demand is duly withdrawn, the chair of the meeting may give whatever directions the chair considers necessary to ensure that the business of the meeting proceeds as it would have if the demand had not been made.

70.	PROCEDURE IF POLL DEMANDED
70.1
A duly demanded poll shall be taken in such manner as the chair of the meeting directs and the chair may appoint scrutineers (who need not be persons entitled to vote) and fix a time and place for declaring the result of the poll. The result of the poll shall be deemed to be the resolution of the meeting at which the poll was demanded.

71.	WHEN POLL TO BE TAKEN
71.1
A poll duly demanded on the election of a chair of the meeting or on a question of adjournment shall be taken forthwith. A poll duly demanded on any other question shall be taken either forthwith or on such date (being not more than 30 days after the poll is demanded) as may be fixed by the chair of the meeting, who shall also give directions as to any place or places for taking the poll and the manner or means (including by electronic facility) by which it will be taken. No notice need be given of a poll not taken immediately if the time at which it is to be taken, and any place or places for taking the poll and the manner or means by which it will be taken are announced at the meeting at which it is demanded. In any other case, at least seven clear days’ notice shall be given specifying the time and any place or places for taking the poll and the manner or means by which it will be taken. The result of the poll shall be deemed to be the resolution of the meeting at which the poll was demanded.

72.	CONTINUANCE OF OTHER BUSINESS AFTER POLL DEMANDED
72.1	The demand for a poll shall not prevent the continuance of a meeting for the transaction of any business other than the question on which the poll was demanded.

73.	PROPOSAL OR AMENDMENT OF RESOLUTION
73.1	A resolution proposed by the chair of the meeting does not need to be seconded.
73.2
A resolution duly proposed as a special resolution may be amended by ordinary resolution if the chair of the meeting or adjourned meeting at which the resolution is to be proposed proposes that the resolution be amended and the amendment does not go beyond what is necessary to correct a grammatical or other non-substantive error in the resolution.

73.3
A resolution duly proposed as an ordinary resolution may be amended by ordinary resolution if, at least 48 hours prior to the time appointed for holding the meeting, or adjourned meeting, at which the ordinary resolution is to be proposed, a person entitled to vote at that meeting or adjourned meeting gives notice of the terms of the amendment and of the intention to move the amendment by lodging such notice in writing in hard copy form at the Office, or if it is received from such person in electronic form at the electronic address at which the Company has, or is deemed to have, agreed to receive it, and the proposed amendment does not, in the reasonable opinion of the chair of the meeting or adjourned meeting, materially alter the scope of the resolution.

74.	AMENDMENT OF RESOLUTION RULED OUT OF ORDER
74.1
If an amendment is proposed to any resolution under consideration which the chair of the meeting rules out of order, the proceedings on the substantive resolution shall not be invalidated by any error in such ruling.

75.	OBJECTIONS OR ERRORS IN VOTING
75.1	If:
75.1.1	any objection shall be raised to the qualification of any voter;
75.1.2	any votes have been counted which ought not to have been counted or which might have been rejected; or
75.1.3	any votes are not counted which ought to have been counted
the objection or error shall not vitiate the decision of the meeting or adjourned meeting on any resolution unless it is raised or pointed out at the meeting or, as the case may be, the adjourned meeting at which the vote objected to is given or tendered or at which the error occurs. Any objection or error shall be referred to the chair of the meeting and shall only vitiate the decision of the meeting on any resolution if the chair of the meeting decides that the matter objected to or the error may have affected the decision of the meeting. The decision of the chair of the meeting on such matters shall be conclusive.
76.	PROXIES SENT OR SUPPLIED IN ELECTRONIC FORM
76.1
The Board may (and shall for so long as any shares are held in a settlement system operated by DTC or if and to the extent that the Company is required to do so by the Statutes) allow an appointment of proxy to be sent or supplied in electronic form (including with respect to any shares held in a settlement system operated by DTC or in the name of a Depositary, by way of a voter instruction form) subject to any conditions or limitations as the directors may specify. Where the Company has given an electronic address in any instrument of proxy or invitation to appoint a proxy, any document or information relating to proxies for the meeting (including any document necessary to show the validity of, or otherwise relating to, an appointment of proxy, or notice of the termination of the authority of a proxy) may be sent by electronic means to that address, subject to any conditions or limitations specified in the relevant notice of meeting.

77.	EXECUTION OF AN APPOINTMENT OF PROXY
77.1	If the appointment of a proxy is:
77.1.1
in hard copy form, it shall be executed under the hand of the appointor or of the appointor’s attorney authorised in writing or, if the appointor is a corporation, either under its seal or under the hand of an officer, attorney or other person authorised to sign it;

77.1.2	in electronic form, it shall be executed by or on behalf of the appointor or otherwise authenticated by the appointor in a manner satisfactory to the Board.

77.2
Subject as provided in this Article, in the case of an appointment of proxy purporting to be executed on behalf of a corporation by an officer of that corporation it shall be assumed, unless the contrary is shown, that such officer was duly authorised to do so on behalf of that corporation without further evidence of that authorisation.

77.3	A proxy need not be a member of the Company.
78.	TIMES FOR DEPOSIT OF AN APPOINTMENT OF PROXY
78.1	The appointment of a proxy shall:
78.1.1
if in hard copy form, be deposited at the Office (or at such other address or place as is specified for the purpose in the notice convening the meeting or in the instrument) not less than 48 hours, taking no account of any part of a day that is not a working day, before the time of the holding of the meeting or adjourned meeting at which the person named in the appointment proposes to vote, or by such later time as the Board decides; or

78.1.2	if in electronic form, where an address has been specified for the purpose of receiving documents or information by electronic means:
78.1.2.1	in the notice convening the meeting, or
78.1.2.2	in any instrument of proxy sent out by the Company in relation to the meeting, or
78.1.2.3	in any invitation to appoint a proxy by electronic means issued by the Company in relation to the meeting, be received at such address not less than 48 hours, taking no account of any part of a day that is not a working day, before the time for holding the meeting or adjourned meeting at which the person named in the appointment proposes to vote, or by such later time as the Board decides;
78.1.3
in the case of a poll taken more than 48 hours after it is demanded, be deposited or received in that manner after the poll has been demanded and not less than 24 hours before the time appointed for the taking of the poll, or by such later time as the Board decides; or

78.1.4
where the poll is not taken forthwith but is taken not more than 48 hours after it was demanded, be delivered at the meeting at which the poll was demanded to the chair of the meeting or to any Director, provided in each case that the power of attorney or other authority (if any) under which it is signed, or a copy of such authority certified notarially or in some other way approved by the Board, has been received in hard copy form (or, to the extent the Directors think fit, in electronic form) at the Office, or at such other address or place as is specified for the purpose in the notice convening the meeting or in the instrument, no later than the latest time for receipt of the appointment of proxy. An appointment of proxy that is not deposited, delivered or received in a manner so permitted shall be invalid.

78.2
Except as provided otherwise in any terms and conditions issued, endorsed or adopted by the Board to facilitate the appointment by members of more than one proxy to exercise all or any of the member’s rights at a meeting, when two or more valid but differing appointments of proxy are deposited, delivered or received in respect of the same share for use at the same meeting, the one which is last deposited, delivered or received (regardless of its date or of the date of execution) shall be treated as replacing the others as regards that share; if the Company is unable to determine which was last deposited, delivered or received, none of them shall be treated as valid in respect of that share. The deposit, delivery or receipt of an appointment of a proxy shall not preclude a member from attending and voting in person at the meeting or poll concerned.

79.	FORM OF APPOINTMENT OF PROXY
79.1
The appointment of a proxy shall be in any usual form or any other form that the Board may approve and may relate to more than one meeting (including, with respect to any shares held through a Depositary, an omnibus proxy which enables such Depositary to exercise rights in a number of different ways for the shares that it holds). The Board may, if it thinks fit but subject to the Statutes, include with the notice of any meeting forms of appointment of proxy for use at the meeting.

79.2	Appointments of proxies may specify how the proxy appointed under them is to vote (or that the proxy is to abstain from voting) on one or more resolutions, but the Company shall not be obliged to ascertain that any proxy has complied with those or any other instructions given by the appointor and no decision on any resolution shall be vitiated by reason only that any proxy has not done so.
79.3
A member may appoint more than one proxy in relation to a meeting, provided that each proxy is appointed to exercise the rights attached to a different share or shares held by the member. The appointment of a proxy shall be deemed to include all the relevant member’s rights to attend and speak at the meeting and vote in respect of the share or shares concerned (but so that each proxy appointed by that member may vote on a show of hands notwithstanding that the member would only have had one vote if voting in person, and may demand or join in demanding a poll as if the proxy held the share or shares concerned) and, except to the extent that the appointment comprises instructions to vote in a particular way, to permit the proxy to vote or abstain as the proxy thinks fit on any business properly dealt with at the meeting, including a vote on any amendment of a resolution put to the meeting or on any motion to adjourn.

79.4
On a vote on a resolution on a show of hands at a meeting, every proxy present who has been duly appointed by one or more members entitled to vote on the resolution has one vote, except that if the proxy has been duly appointed by more than one member entitled to vote on the resolution and:

79.4.1	has been instructed by one or more of those members to vote for the resolution and by one or more other of those members to vote against it, or
79.4.2	has been instructed to vote the same way (either for or against) on the resolution by all of those members except those who have given the proxy discretion as to how to vote on the resolution the proxy is entitled to one vote for and one vote against the resolution.
79.5
The appointment shall, unless the contrary is stated in it, be as valid for any adjournment of the meeting as for the meeting to which it relates (regardless of any change of date, time or place effected in accordance with these Articles).

80.	VALIDITY OF PROXY
80.1
Subject to the Statutes, a vote given or poll demanded by proxy shall be valid, notwithstanding the previous determination of the proxy’s authority unless notice of such determination was received by the Company at the Office (or at such other place at which the appointment of proxy was duly deposited or, where the appointment of the proxy was in electronic form, at the address at which such appointment was duly received) not later than the last time at which an appointment of proxy should have been deposited, delivered or received in order to be valid for use at the meeting or on the holding of the poll at which the vote was given or the poll demanded.

81.	MAXIMUM VALIDITY OF PROXY
81.1
A valid appointment of proxy shall cease to be valid after the expiration of 12 months from the date of its execution except that it will remain valid after that for the purposes of a poll or an adjourned meeting if the meeting at which the poll was demanded or the adjournment moved was held within the 12-month period.

82.	CLASS MEETINGS
82.1
A separate meeting for the holders of a class of shares, whether or not called in connection with a variation or abrogation of class rights, shall be convened and conducted as nearly as possible in the same way as a general meeting, except that the necessary quorum (other than at an adjourned meeting) is two persons, present in person or by proxy, holding or representing by proxy at least one-third in nominal value of the capital paid up on the shares of the class (excluding any shares held as treasury shares) and, at an adjourned meeting, one person holding shares of that class present in person or by proxy, and any holder of shares of that class, present in person or by proxy and entitled to vote at the meeting, may demand a poll and shall be entitled on a poll to one vote for every share of that class of which they are the holder. No member, other than a Director, is entitled to notice of a separate class meeting or to attend unless they are a holder of shares of that class and no vote may be given except in respect of a share of that class.

83.	NUMBER OF DIRECTORS
83.1	Unless otherwise determined by ordinary resolution of the Company, the number of Directors (disregarding alternate directors) shall not be less than two but shall not be subject to any maximum number.

84.	NO SHAREHOLDING QUALIFICATION FOR DIRECTORS
84.1	No shareholding qualification for Directors shall be required.
85.	FEES
85.1
Each of the Directors (but not including, unless the Board determines otherwise, any Director who for the time being holds an executive office or employment with the Company or a subsidiary of the Company) shall be paid a fee for the Director’s services at such rate as may from time to time be determined by the Board or by a committee authorised by the Board; provided that the agreement or payment of any such fee would not result in non-compliance with any listing requirements of the Relevant Exchange.

86.	EXPENSES
86.1
The Directors may be paid all travelling, hotel and other expenses properly incurred by them in the conduct of the Company’s business performing their duties as Directors including all such expenses incurred in connection with attending and returning from meetings of the Board or any committee of the Board or general meetings or separate meetings of the holders of any class of shares or debentures of the Company or otherwise in connection with the business of the Company.

87.	REMUNERATION
87.1
Any Director who is appointed to any executive office may be paid such remuneration (whether by way of salary, commission, participation in profits or otherwise) in such manner as the Board or any committee authorised by the Board may decide, provided that the agreement or payment of any such fee would not result in non-compliance with any listing requirements of the Relevant Exchange.

87.2
Any Director who serves on any committee or who devotes special attention to the business of the Company or goes or resides abroad for any purposes of the Company shall receive such remuneration by way of salary, commission, participation in profits or otherwise as the Board or any committee authorised by the Board may determine in addition to or in lieu of any remuneration paid to, or provided for, such Director by or pursuant to any other provision of these Articles; provided the payment of any such extra remuneration would not result in non-compliance with any listing requirements of the Relevant Exchange.

88.	APPOINTMENT, REMOVAL AND RESIGNATION OF ALTERNATES
88.1
Any Director (other than an alternate Director) may appoint any other Director, or any other person permitted by law to act as a Director, to be the Director’s alternate and may revoke any such appointment, in either case by notice in writing delivered to the Secretary at the Office or delivered in any other manner (including by electronic means) approved by the Board. If the alternate is not already a Director, the appointment, unless previously approved by the Board, shall have effect only upon and subject to its being so approved. Any appointment of an alternate will only have effect once the person who is to be appointed has consented to act.

88.2
If the appointor so requests, an alternate shall (subject to giving to the Company an address for service within the United Kingdom) be entitled to receive notice of all meetings of the Board or of committees of the Board of which the appointor is a member, to attend and vote and be counted in the quorum as a Director at any such meeting at which the appointor is not personally present, and generally, in the absence of the appointor, at the meeting to exercise and discharge all the functions, powers and duties of the appointor as a Director and for the purposes of the proceedings at the meeting, these Articles shall apply as if the alternate were a Director. A Director present at a meeting of the Board or committee of the Board and appointed alternate for another Director shall have an additional vote for each appointor of the alternate who is absent from such meeting (but shall count as one only for the purpose of determining whether a quorum is present).

88.3
Execution by an alternate of any document (including any deed) on behalf of the Company or any resolution in writing of the Board or a committee of the Board shall, unless the notice of appointment of the alternate provides to the contrary, be as effective as execution by the appointor.

88.4
An alternate shall cease to be an alternate if the alternate resigns or if for any reason the alternate’s appointment is revoked or if the alternate’s appointor ceases to be a Director; but if a Director retires by rotation or otherwise but is reappointed or deemed to have been reappointed at the meeting at which the

Director retires, any appointment of an alternate made by the Director which was in force immediately prior to the Director’s retirement shall continue as if the Director had not retired. The appointment of an alternate shall be revoked on the happening of any event that, if the alternate were a Director, would cause vacation of such office under these Articles.
89.	ALTERNATE TO BE RESPONSIBLE FOR OWN ACTS AND PAYMENT OF ALTERNATE
89.1
An alternate shall be deemed an officer of the Company and shall be subject to these Articles relating to Directors (except as regards power to appoint an alternate and remuneration) and an alternate shall not be deemed the agent of the alternate’s appointor and shall alone be responsible to the Company for the alternate’s own acts and defaults. An alternate may be interested in and benefit from contracts, arrangements, transactions and other matters or situations and be paid expenses and indemnified, and accept benefits from third parties, to the same extent as if the alternate were a Director but, except to the extent that the alternate’s appointor directs the payment to the alternate of part or all of the fee or other remuneration which would otherwise be payable to the appointor, the alternate shall not be entitled to any fee or other remuneration from the Company for acting in that capacity.

90.	EXECUTIVE DIRECTORS
90.1
The Board or any committee authorised by the Board may from time to time appoint one or more of its body to hold any employment or executive office with the Company for such period (subject to the Statutes) and on such other terms as the Board or any committee authorised by the Board may decide and may revoke or terminate any appointment so made. Any revocation or termination of the appointment shall be without prejudice to any claim for damages that the Director may have against the Company or that the Company may have against the Director for any breach of any contract of service between the Director and the Company.

90.2
The Board may from time to time appoint any person to any office or employment having a descriptive designation or title including the word “director” or attach to any existing office or employment with the Company such a designation or title and may at any time determine any such appointment or the use of any such designation or title. The inclusion of the word “director” in the designation or title of any such office or employment with the Company shall not imply that the holder of the office is a director of the Company nor shall such holder thereby be empowered in any respect to act as a director of the Company or be deemed to be a director for any of the purposes of the Statutes or these Articles.

91.	GENERAL POWERS OF THE COMPANY VESTED IN THE BOARD
91.1
The business of the Company shall be managed by the Board, which, subject to these Articles and any direction given to the Company by special resolution, may exercise all the powers of the Company. No alteration of these Articles and no such direction shall invalidate any prior act of the Board which would have been valid if that alteration had not been made or that direction had not been given.

91.2	The powers given by this Article shall not be limited by any special power given to the Board by any other Article.
92.	AGENTS
92.1
The Board may, by power of attorney or otherwise, appoint any person to be the agent of the Company on such terms (including terms as to remuneration) and subject to such conditions as it may decide and may delegate to any person so appointed any of its powers, authorities and discretions (with power to sub-delegate). The Board may remove any person so appointed and may revoke or vary the delegation but no person dealing in good faith and without notice of the revocation or variation shall be affected by it.

92.2
The power to delegate contained in this Article shall be effective in relation to the powers, authorities and discretions of the Board generally and shall not be limited by the fact that in certain Articles, but not in others, express reference is made to particular powers, authorities or discretions being exercised by the Board or by committee authorised by the Board.

93.	DELEGATION TO INDIVIDUAL DIRECTORS
93.1	The Board may entrust to and confer upon a Director any of its powers, authorities and discretions (with power to sub-delegate) upon such terms (subject to the Statutes) and subject to such conditions and with such restrictions as it may decide. The Board may from time to time revoke or vary all or any of them but no person dealing in good faith and without notice of the revocation or variation shall be affected by it.
93.2
The power to delegate contained in this Article shall be effective in relation to the powers, authorities and discretions of the Board generally and shall not be limited by the fact that in certain Articles, but not in others, express reference is made to particular powers, authorities or discretions being exercised by the Board or by a committee authorised by the Board.

94.	DELEGATION TO COMMITTEES
94.1
The Board may delegate any of its powers, authorities and discretions (with power to sub-delegate) to any committee consisting of such person or persons as it thinks fit (whether a member or members of its body or not) provided that the majority of the members of the committee are Directors. Subject to any restriction on sub-delegation imposed by the Board, any committee so formed may exercise its power to sub-delegate by sub-delegating to any person or persons (whether or not a member or members of the Board or of the committee). Subject to any regulations imposed on it by the Board, the proceedings of any committee consisting of two or more members shall be governed by the provisions in these Articles for regulating proceedings of the Board so far as applicable except that no meeting of that committee shall be quorate for the purpose of exercising any of its powers, authorities or discretions unless a majority of the committee present at the meeting are Directors. A member of a committee shall be paid such remuneration (if any) in such manner as the Board may decide, and, in the case of a Director, either in addition to or in place of the Director’s ordinary remuneration as a Director.

94.2
The power to delegate contained in this Article shall be effective in relation to the powers, authorities and discretions of the Board generally and shall not be limited by the fact that in certain of these Articles, but not in others, express reference is made to particular powers, authorities or discretions being exercised by the Board or by a committee authorised by the Board.

95.	POWER TO ESTABLISH LOCAL BOARDS ETC
95.1	The Board may:
95.1.1
establish any divisional, departmental, regional, local or area boards, divisions or managing agencies for introducing, conducting or managing all or any of the business or affairs of the Company, either in the United Kingdom or elsewhere;

95.1.2
make regulations for the proceedings and activities of any such establishment (but so that otherwise its proceedings shall be governed by those of these Articles which regulate proceedings of the Board to the extent that they are capable of applying to it);

95.1.3
appoint any persons (whether Directors or not) as regional directors, local directors, divisional directors, area directors, advisory directors, managers or agents or to serve in any other capacity in connection with any such establishment, and may fix their remuneration;

95.1.4
delegate to any such establishment and to any such appointee (including anyone appointed before this Article was adopted) any of the powers, authorities and discretions vested in the Board, with power to sub-delegate; or

95.1.5	authorise any such appointees to fill any vacancies in any such establishment and to act notwithstanding vacancies, provided that any such appointment or delegation shall be made upon such terms and subject to such conditions as the Board may think fit, and the Board may remove any persons so appointed, and may revoke, suspend or vary any such delegation but this shall not affect the position of any person dealing in good faith who has not had notice that the Board has done so. No such appointee shall be a Director as such or be entitled to be present at any meeting of the Board (except at the request of the Board and, if present at such request, the appointee shall not be entitled to vote at that meeting) or have power under the terms of this Article to enter into any contract or transact any business on behalf of the Company except to the extent (if any) specifically authorised by the Board.

96.	PROVISION FOR EMPLOYEES
96.1
The Board may exercise any power conferred by the Statutes to make provision for the benefit of persons employed or formerly employed by the Company or any of its subsidiaries in connection with the cessation or the transfer to any person of the whole or part of the undertaking of the Company or that subsidiary.

97.	THE COMPANY’S NAME
97.1	Subject to the Statutes, the Board may from time to time change the name of the Company to any name considered by the Board to be advantageous, expedient or otherwise desirable.
98.	BORROWING POWERS
98.1
Subject to these Articles and the Statutes, the Board may exercise all the powers of the Company to borrow money, to guarantee, to indemnify and to mortgage or charge all or any part of the undertaking, property and assets (present and future) and uncalled capital of the Company and to issue debentures and other securities, or to give security whether outright or as collateral security, for any debt, liability or obligation of the Company or of any third party. There is no requirement on the Board to restrict the borrowing of the Company or any of its subsidiary undertakings.

99.	ANNUAL RETIREMENT OF DIRECTORS
99.1
With effect from the Closing Date, the Directors shall be divided into three classes of Directors, designated as “Class I”, “Class II” and “Class III”, respectively. The number of Directors in each class shall be as nearly equal as possible.

99.2
The Class I Directors shall stand elected for a term expiring at the Company’s first annual general meeting following the Closing Date, the Class II Directors shall stand elected for a term expiring at the Company’s second annual general meeting following the Closing Date, and the Class III Directors shall stand elected for a term expiring at the Company’s third annual general meeting following the Closing Date.

99.3
Commencing at the Company’s first annual general meeting following the Closing Date, and at each annual general meeting thereafter, Directors elected to succeed those Directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual general meeting after their election.

99.4
In the event of any increase in the number of Directors, the newly created directorships resulting from such increase shall be apportioned by the board among the classes of Directors so as to maintain such classes as nearly equal as possible. No decrease in the number of Directors shall shorten the term of any incumbent Director.

99.5	Notwithstanding the foregoing provisions, each Director shall serve until their successor is duly elected and qualified or until their earlier death, resignation or removal.
99.6
Any vacancy on the Board arising from the death, resignation, disqualification, removal or other cessation of office of a Director shall be filled by the Board. Any Director appointed to fill such vacancy shall be appointed to the same class as the Director whose office became vacant and shall hold office for the remainder of the full term of that class and until his or her successor is duly elected and qualified.

100.	POSITION OF RETIRING DIRECTOR
100.1
Subject to these Articles, the Company at the meeting at which a Director retires may fill the vacated office and, in default, the retiring Director shall, if willing and permitted by law to act as a Director, be deemed to have been reappointed unless at the meeting it is resolved not to fill the vacancy or unless a resolution for the reappointment of the Director is put to the meeting and lost. If the Director is not reappointed or deemed to be reappointed, the Director shall retain office until the meeting appoints someone willing and permitted by law to act as a Director in the Director’s place or, if it does not do so, until the end of the meeting.

100.2
Subject to these Articles, if, immediately following the meeting at which Directors have retired pursuant to these Articles, there would for any reason be fewer Directors in office than the minimum number fixed by or in accordance with these Articles, each of the retiring Directors who stood for reappointment at the meeting shall, if willing and permitted by law to act as a Director, be deemed to have been reappointed as a Director and shall remain in office, but such Directors:

100.2.1
may act only for the purposes of filling vacancies and convening general meetings of the Company and may only perform such duties as are appropriate to maintain the Company as a going concern and to comply with the Company’s legal and regulatory obligations; and

100.2.2
shall, as a matter of priority and as soon as reasonably practicable following the meeting at which they retired, convene a general meeting for the purpose of appointing at least the minimum number of Directors fixed by or in accordance with these Articles, and each of them shall, if not reappointed at the meeting, retire from office at the end of the meeting unless the number of Directors appointed at the meeting is below that minimum number, in which case they (and any Director appointed at the meeting) shall remain in office on the terms and subject to the restrictions prescribed by this Article 100.2 as if they had retired and been deemed reappointed under it.

101.	ELIGIBILITY FOR APPOINTMENT AS A DIRECTOR
101.1	No person other than a Director retiring, whether by rotation or otherwise, shall be appointed or reappointed a Director at any general meeting unless:
101.1.1	they are recommended by the Board and are willing and permitted by law to act as a Director; or
101.1.2
they are permitted by law to act as a Director and, not less than seven nor more than 42 clear days before the day appointed for the meeting, notice executed by a member qualified to vote at the meeting (not being the person to be proposed) has been delivered to the Office (or received in electronic form at the electronic address at which the Company has or is deemed to have agreed to receive it) of the intention to propose that person for appointment or reappointment stating the particulars which would, if the person were so appointed or reappointed, be required to be included in the Company’s register of directors together with notice executed by that person of that person’s willingness to be appointed or reappointed.

102.	POWER OF THE COMPANY TO APPOINT DIRECTORS
102.1
Subject to these Articles, the Company may by ordinary resolution appoint as a Director any person who is willing and permitted by law to act as a Director, either to fill a vacancy on or as an addition to the existing Board, but so that the total number of Directors shall not at any time exceed any maximum number fixed by or in accordance with these Articles. A resolution for the appointment of two or more persons as Directors by a single resolution shall be void unless a resolution that it shall be so proposed has first been agreed to by the meeting without any vote being given against it.

103.	POWER OF THE BOARD TO APPOINT DIRECTORS
103.1
Without prejudice to the power of the Company in general meeting under these Articles to appoint any person to be a Director, the Board may appoint as a Director any person who is willing and permitted by law to act as a Director, either to fill a vacancy or as an addition to the existing Board, but so that the total number of Directors shall not at any time exceed any maximum number fixed by or in accordance with these Articles. Any Director so appointed shall hold office only until the conclusion of the next following annual general meeting and, if not reappointed at that meeting, shall vacate office at the conclusion of the meeting.

104.	COMPANY’S POWER TO REMOVE A DIRECTOR AND APPOINT ANOTHER IN THE DIRECTOR’S PLACE
104.1
In addition to any power conferred by the Statutes, the Company may by an ordinary resolution remove any Director before the expiration of the Director’s period of office and may, subject to these Articles, by ordinary resolution appoint as a Director another person who is willing and permitted by law to act as a Director in the Director’s place.

105.	VACATION OF OFFICE BY DIRECTORS
105.1	Without prejudice to the provisions for retirement by rotation or otherwise contained in these Articles, the office of a Director shall be vacated as soon as:

105.1.1	notification is received by the Company from the Director that the Director is resigning from office as Director, and such resignation has taken effect in accordance with its terms;
105.1.2	a bankruptcy order is made against the Director or the Director makes any arrangement or composition with creditors generally in satisfaction of the Director’s debts;
105.1.3
a registered medical practitioner who is treating the Director gives a written opinion to the Company stating that the Director has become physically or mentally incapable of acting as a director and may remain so for more than three months or, by reason of the Director’s mental health, a court makes an order which wholly or partly prevents the Director from personally exercising any powers or rights that the Director would otherwise have;

105.1.4
without the permission of the Board, the Director is absent from meetings of the Board for six consecutive months (whether or not an alternate appointed by the Director attends) and the Board resolves that the Director’s office is vacated;

105.1.5
the Director ceases to be a Director by virtue of the Statutes or is prohibited by law or (if applicable) any rules of the Relevant Exchange from being a Director or is removed from office under these Articles;

105.1.6
notice in writing that the Director is to vacate office executed by or on behalf of all the Directors other than the Director, or any alternate for the Director who is not a Director or an alternate for another Director, is delivered to the Office or tendered at a meeting of the Board, provided those Directors are not less than three in number. Separate notices in substantially the same form each executed by or on behalf of one or more of those Directors shall together be as effective as a single notice signed by all of them; or

105.1.7	the Director’s contract of service or letter of appointment as a Director expires without being renewed within 14 days or is terminated.
106.	DIRECTORS’ TRANSACTIONS, OFFICES, EMPLOYMENT AND INTERESTS
106.1	Subject to the Statutes and the terms of any authorisation given under Article 107, a Director notwithstanding being in office as a Director:
106.1.1
may hold any other office or place of profit with the Company (except that of Auditor) in conjunction with the office of Director and may act personally or through a firm in a professional capacity for the Company (otherwise than as Auditor) and in either such case on such terms as to remuneration (whether by way of salary, commission, participation in profits or otherwise) and otherwise as the Board may determine, and any such remuneration shall be either in addition to or in lieu of any remuneration provided for, by or pursuant to any other Article;

106.1.2	may be a party to any contract or arrangement with, or interested in shares or other securities issued by, the Company;
106.1.3
may be a director or other officer of, or employed by, or a party to any contract or arrangement with, or interested in shares or other securities issued by, any undertaking in the same group as the Company or promoted by the Company or by any such undertaking, or in which the Company or any such undertaking is otherwise interested or as regards which the Company or any such undertaking has any powers of appointment;

106.1.4
shall not be accountable to the Company for any remuneration or benefit which the Director derives from any contract, arrangement, interest, office or employment sanctioned by this Article, and no such contract, arrangement, interest, office or employment shall be liable to be avoided on the ground of such remuneration or benefit nor its receipt constitute a breach of the Director’s duty under the Companies Act 2006 not to accept benefits from third parties;

106.1.5
shall not be in breach of the Director’s duties by reason only of the fact that the Director is excluded from the receipt of information, or from participation in decision-making or discussion (whether at meetings of the directors or otherwise), that will or may relate to any such office, employment, contract or interest; and

106.1.6	shall not be required to disclose to the Company, or use in relation to the Company’s affairs, any confidential information the Director obtains in connection with any such office, employment, contract or interest if the Director’s doing so would result in a breach of a duty or an obligation of confidence owed by the Director in that connection provided that the Director has disclosed to the Board the nature and extent of any material interest the Director has, but no such disclosure shall be necessary of any office or employment with any subsidiary undertaking of the Company or any interest in a transaction or arrangement that would not be required to be declared by the Director under the Statutes, and a general notice given to the Board that a Director is to be regarded as having an interest of the nature and extent specified in the notice in any transaction or arrangement in which a specified person or class of persons is interested shall be deemed to be a disclosure that the Director has an interest in any such transaction or arrangement of the nature and extent so specified, and for the purposes of this Article an interest of which a Director has no knowledge and of which it is unreasonable to expect the Director to have knowledge shall not be treated as an interest of the Director.
106.2
The Board may cause any voting power conferred by the shares in any other company held or owned by the Company or any power of appointment to be exercised in such manner in all respects as it thinks fit, including the exercise of either of such powers in favour of a resolution appointing the Directors, or any of them, to be directors or officers of the other company, or in favour of the payment of remuneration to the directors or officers of the other company.

106.3
Except as otherwise provided by these Articles, a Director shall not vote on, or be counted in the quorum in relation to, any resolution of the Board or of a committee of the Board concerning any matter in which, to the Director’s knowledge, the Director has, directly or indirectly, an interest (other than the Director’s interest in shares or debentures or other securities of, or otherwise in or through, the Company) or duty which (together with any interest of a person connected with the Director) is material and, if the Director shall do so, the Director’s vote shall not be counted. A Director shall be entitled to vote on and be counted in the quorum in respect of any resolution concerning any of the following matters:

106.3.1
the giving to the Director of any guarantee, security or indemnity in respect of money lent or obligations incurred by the Director or by any other person at the request of or for the benefit of, the Company or any of its subsidiary undertakings;

106.3.2
the giving by the Company of any guarantee, security or indemnity to a third party in respect of a debt or obligation of the Company or any of its subsidiary undertakings for which the Director has personally assumed responsibility in whole or in part and whether alone or jointly with others under a guarantee or indemnity or by the giving of security;

106.3.3
the Director’s subscribing or agreeing to subscribe for, or purchasing or agreeing to purchase, any shares, debentures or other securities of the Company or any of its subsidiary undertakings as a holder of securities, or the Director’s being, or intending to become, a participant in the underwriting or sub-underwriting of an offer of any such shares, debentures, or other securities by the Company or any of its subsidiary undertakings for subscription, purchase or exchange;

106.3.4
any contract concerning any company (not being a company in which the Director owns one per cent. or more (as defined in this Article)) in which the Director is interested, directly or indirectly, and whether as an officer, shareholder, creditor or otherwise;

106.3.5
any arrangement for the benefit of employees of the Company or any of its subsidiary undertakings under which the Director benefits in a similar manner as the employees and which does not accord to any Director as such any privilege or advantage not accorded to the employees to whom the arrangement relates;

106.3.6	any contract concerning any insurance which the Company is empowered to purchase or maintain for, or for the benefit of, any Directors or for persons who include Directors; or
106.3.7
any indemnity permitted by these Articles (whether in favour of the Director or others as well) against any costs, charges, expenses, losses and liabilities sustained or incurred by the Director as a director of the Company or of any of its subsidiary undertakings, or any proposal to provide funds to meet any expenditure incurred or to be incurred by the Director in mounting a defence in any criminal or civil proceeding in connection with any alleged negligence, default, breach of duty or breach of trust by the Director in relation to the Company or any of its subsidiary undertakings, or any investigation, or action proposed to be taken, by a regulatory authority in that connection, or for the purposes of any application for relief under the Companies Act 2006, or in order to enable the Director to avoid incurring such expenditure.
106.4
A Director shall not vote on, or be counted in the quorum in relation to, any resolution of the Board concerning the Director’s own appointment, or the settlement or variation of the terms or the termination of the Director’s own appointment, as the holder of any office or place of profit with the Company or any company in which the Company is interested but, where proposals are under consideration concerning the appointment, or the settlement or variation of the terms or the termination of the appointment, of two or more Directors to offices or places of profit with the Company or any company in which the Company is interested, a separate resolution may be put in relation to each Director and in that case each of the Directors concerned shall be entitled to vote on and be counted in the quorum in relation to each resolution which does not concern either: (a) the Director’s own appointment or the settlement or variation of the terms or the termination of the Director’s own appointment; or (b) the appointment of another Director to an office or place of profit with a company in which the Company is interested and in which the Director seeking to vote or be counted in the quorum is interested by virtue of owning of one per cent. or more (as defined in this Article).

106.5
A company shall be deemed to be a company in which a Director owns one per cent. or more if and so long as the Director is directly or indirectly the holder of or beneficially interested in one per cent. or more of any class of the equity share capital of such company or of the voting rights available to members of such company. For this purpose, there shall be disregarded any shares held by a Director as bare or custodian trustee and in which the Director has no beneficial interest, any shares comprised in a trust in which the Director’s interest is in reversion or remainder (if and so long as some other person is entitled to receive the income from such trust) and any shares comprised in an authorised unit trust scheme in which the Director is interested only as a unit holder.

106.6	Where a company in which a Director owns one per cent. or more is materially interested in a contract, the Director shall also be deemed to be materially interested in that contract.
106.7
For the purposes of this Article, an interest of a person who is, for any purpose of the Statutes, connected with a Director shall be treated as an interest of the Director and, in relation to an alternate Director, an interest of the relevant appointor shall be treated as an interest of the alternate Director without prejudice to any interest which the alternate Director has otherwise.

106.8	References in this Article to a contract include references to any proposed contract and to any transaction or arrangement whether or not constituting a contract.
106.9
If any question shall arise at any meeting of the Board as to the materiality of the interest of a Director (other than the chair of the meeting) or as to the entitlement of any Director (other than the chair of the meeting) to vote or be counted in the quorum and the question is not resolved by the Director’s voluntarily agreeing to abstain from voting or not to be counted in the quorum, the question shall be referred to the chair of the meeting and the chair’s ruling in relation to the Director concerned shall be conclusive except in a case where the nature or extent of the interest (so far as it is known to the Director) has not been fairly disclosed to the Board. If any question shall arise in respect of the chair of the meeting, the question shall be decided by resolution of the Board (for which purpose the chair shall be counted in the quorum but shall not vote on the matter) and the resolution shall be conclusive except in a case where the nature or extent of the interest (so far as it is known to the chair) has not been fairly disclosed to the Board.

106.10
Subject to the Statutes, the Company may by ordinary resolution suspend or relax the provisions of this Article to any extent or ratify any contract not properly authorised by reason of a contravention of this Article.

107.	CONFLICTS OF INTEREST REQUIRING BOARD AUTHORISATION
107.1
The Board may, provided the quorum and voting requirements set out below are satisfied, authorise any matter that would otherwise involve a Director being in breach of duty under section 175 of the Companies Act 2006 to avoid conflicts of interest.

107.2
Any Director (including the Director concerned) may propose that the Director concerned be authorised in relation to any matter the subject of such a conflict. Such proposal and any authority given by the Board shall be effected in the same way that any other matter may be proposed to and resolved upon by the Board under the provisions of these Articles, except that the Director concerned and any other Director with a similar interest:
107.2.1	shall not count towards the quorum at the meeting at which the conflict is considered;
107.2.2	may, if the other members of the Board so decide, be excluded from any Board meeting while the conflict is under consideration; and
107.2.3
shall not vote on any resolution authorising the conflict except that, if the Director or other Director does vote, the resolution will still be valid if it would have been agreed to if any such vote had not been counted.

107.3	Where the Board gives authority in relation to such a conflict:
107.3.1
the Board may (whether at the time of giving the authority or at any time or times subsequently) impose such terms upon the Director concerned as it may determine, including the exclusion of that Director from the receipt of information, or participation in any decision-making or discussion (whether at meetings of the Board or otherwise) related to the conflict;

107.3.2
the Director concerned will be obliged to comply with any terms imposed by the Board from time to time in relation to the conflict and will not be in breach of duty as a Director to the extent the Director does so;

107.3.3
the authority may provide that, where the Director concerned (otherwise than by virtue of the Director’s position as a director of the Company) obtains information that is confidential to a third party, the Director will not be obliged to disclose that information to the Company, or to use the information in relation to the Company’s affairs, where to do so would amount to a breach of that confidence;

107.3.4	the authority may also provide that the Director concerned shall not be accountable to the Company for any benefit that the Director receives as a result of the conflict;
107.3.5
the receipt by the Director concerned of any remuneration or benefit as a result of the conflict shall not constitute a breach of the duty under the Companies Act 2006 not to accept benefits from third parties;

107.3.6	the terms of the authority shall be recorded in writing (but the authority shall be effective whether or not the terms are so recorded); and
107.3.7	the Board may withdraw the authority at any time.
108.	DIRECTORS’ GRATUITIES AND PENSIONS
108.1
The Board or any committee authorised by the Board may exercise all the powers of the Company to provide benefits, whether by the payment of gratuities, pensions, annuities, allowances, bonuses or by insurance or otherwise, for any Director or former Director who holds or who has held but no longer holds any executive office, other office, place of profit or employment with the Company or with any body corporate which is or has been a subsidiary undertaking of the Company or a predecessor in business of the Company or of any such subsidiary undertaking, and for any member of the Director’s or former Director’s family (including a spouse and a former spouse) or any person who is or was dependent on the Director or former Director, and may (as well before as after the Director or former Director ceases to hold such office, place of profit or employment) establish, maintain, support, subscribe to and contribute to any scheme, trust or fund for the benefit of all or any such persons and pay premiums for the purchase or provision of any such benefits. The Board or any committee authorised by the Board may procure any of these matters to be done by the Company either alone or in conjunction with any other person.

108.2
No Director or former Director shall be accountable to the Company or the members for any benefit provided pursuant to this Article and the receipt of any such benefit shall not disqualify any person from being or becoming a Director.

109.	BOARD MEETINGS
109.1
The Board may meet for the despatch of business, adjourn and otherwise regulate its meetings as it thinks fit. A Director may, and the Secretary on the requisition of a Director shall, convene a meeting of the Board.

110.	NOTICE OF BOARD MEETINGS
110.1
Notice of a Board meeting shall be deemed to be properly given to a Director if it is given to the Director personally or by word of mouth or sent in writing or in electronic form to the Director at the last known address of the Director or any other address given by the Director to the Company for this purpose.

110.2
Notice of a Board meeting need not be given to Directors who waive their entitlement to notice of that meeting by giving notice to that effect to the Company not more than seven days after the date on which the meeting is held. Where such notice is given after the meeting has been held, that does not affect the validity of the meeting, or of any business conducted at it.

111.	VOTING
111.1	Questions arising at a meeting shall be decided by a majority of votes. In the case of an equality of votes, the chair of the meeting shall have a second or casting vote.
112.	QUORUM
112.1
The quorum necessary for the transaction of the business of the Board may be fixed by the Board and unless so fixed at any other number shall be two provided that, for the purposes of any meeting held pursuant to Article 107 to authorise a Director’s conflict, if there is only one Director besides the Director concerned and Directors with a similar interest, the quorum shall be one.

112.2
Subject to these Articles, any Director who ceases to be a Director at a Board meeting may continue to be present and to act as a Director and be counted in the quorum until the termination of the Board meeting if no other Director objects and if otherwise a quorum of Directors would not be present.

113.	BOARD VACANCIES BELOW MINIMUM NUMBER
113.1
The continuing Directors or a sole continuing Director may act notwithstanding any vacancies on the Board, but, if the number of Directors is less than the minimum number fixed by or in accordance with these Articles, the continuing Directors or Director may act only for the purpose of filling vacancies on the Board or of convening a general meeting of the Company. If there are no Directors or Director able or willing to act, any two members may call a general meeting of the Company for the purpose of appointing Directors.

114.	APPOINTMENT OF CHAIR
114.1
The Board may appoint a Director to be the chair of the Board and may at any time remove the Director from that office. Unless the Director is unwilling to do so, the Director so appointed shall preside at every meeting of the Board at which the Director is present. But if there is no Director holding that office, or if the Director holding it is unwilling to preside or is not present within five minutes after the time appointed for the meeting, the Directors present may appoint one of their number to be chair of the meeting.

115.	COMPETENCE OF THE BOARD
115.1	A meeting of the Board at which a quorum is present shall be competent to exercise all powers, authorities and discretions for the time being vested in or exercisable by the Board.
116.	PARTICIPATION IN MEETINGS BY TELEPHONE
116.1
All or any of the members of the Board or of any committee of the Board may participate in a meeting of the Board or that committee by means of a conference telephone or any communication equipment that allows all persons participating in the meeting to hear and speak to each other. A person so participating shall be deemed to be present in person at the meeting and shall be entitled to vote or be counted in a quorum accordingly. Such a meeting shall be deemed to take place where the largest group of those participating is assembled, or, if there is no such group, where the chair of the meeting is and shall be deemed to be a meeting even if there is only one person physically present where it is deemed to take place.
117.	WRITTEN RESOLUTIONS
117.1	A resolution in writing signed by:
117.1.1	all the Directors entitled to receive notice of a meeting of the Board, if that number is sufficient to constitute a quorum; or
117.1.2	by all the members of a committee of the Board
(but excluding any Director whose vote is not to be counted in respect of that particular matter) shall be as valid and effectual as if it had been passed at a meeting of the Board or that committee duly convened and held and may be contained in one document (or in several documents in all substantial respects in like form) each signed by one or more of the Directors or members of that committee. Any such document may be constituted by letter or (provided it is in writing) in electronic form or otherwise as the Board may from time to time approve.
118.	COMPANY BOOKS
118.1	The Board shall cause minutes to be made in books kept for the purpose of recording:
118.1.1	all appointments of officers made by the Board; and
118.1.2
all proceedings at meetings of the Company, of the holders of any class of shares in the Company and of the Board and of committees of the Board, including the names of the Directors or members of a committee of the Board present at each such meeting.

118.2
Subject to the Statutes, any such minutes, if purporting to be signed by the chair of the meeting at which the appointments were made or proceedings held or by the chair of the next succeeding meeting, shall be sufficient evidence of the facts stated in them without any further proof.

119.	VALIDITY OF ACTS OF THE BOARD OR A COMMITTEE
119.1
All acts done by the Board or by a committee of the Board, or by a person acting as a Director or member of a committee of the Board shall, notwithstanding that it is afterwards discovered that there was some defect in the appointment of any Director, member of a committee of the Board, or person acting as a Director, or that any of them were disqualified from holding office, or had vacated office, or were not entitled to vote, be as valid as if each such person had been duly appointed and was qualified and had continued to be a Director or member of the committee and had been entitled to vote.

120.	APPOINTMENT AND REMOVAL OF COMPANY SECRETARY
120.1
Subject to the Statutes, the Secretary shall be appointed by the Board at such remuneration and upon such terms as it thinks fit. If thought fit, two or more persons may be appointed as joint Secretaries with the power to act jointly and severally. Any Secretary so appointed may be removed by the Board.

120.2
The Board may from time to time appoint an assistant or deputy secretary who, during such time as there may be no Secretary or no Secretary capable of acting, may act as Secretary and do any act authorised or required by these Articles or by law to be done by the Secretary. The signature of any document as Secretary by such assistant or deputy secretary shall be conclusive evidence (without invalidating that signature for any purpose) that at the time of signature there was no Secretary or no Secretary capable of acting.

121.	USE OF SEAL
121.1
The Seal shall only be used by the authority of the Board or of a committee authorised by the Board in that behalf and, unless otherwise decided by the Board or any such committee, any document to which the Seal is applied must also be signed by at least one authorised person in the presence of a witness who attests the signature. For the purposes of this Article, an authorised person is any Director, the Company Secretary or any person authorised by the Board or such committee for the purpose of signing documents to which the Seal is applied.

122.	COMPANY MAY DECLARE DIVIDENDS
122.1
Subject to the Statutes, the Company may by ordinary resolution declare dividends in accordance with the respective rights of the members, but no dividend shall exceed the amount recommended by the Board. Subject to the Statutes, any determination by the Board of the amount of profits at any time available for distribution shall be conclusive.

123.	BOARD MAY PAY INTERIM DIVIDENDS AND FIXED DIVIDENDS
123.1
Subject to the Statutes, the Board may pay interim dividends if it appears to the Board that they are justified by the financial position of the Company. If the share capital of the Company is divided into different classes, the Board may pay interim dividends on shares which confer deferred or non-preferred rights to dividends as well as on shares which confer preferential or special rights to dividends, but no interim dividend shall be paid on shares carrying deferred or non-preferred rights if, at the time of payment, any preferential dividend is in arrears. The Board may also pay at intervals settled by it any dividend payable at a fixed date if it appears to the Board that the financial position of the Company justifies the payment. If the Board acts in good faith, it shall not incur any liability to the holders of shares conferring preferred rights for any loss which they may suffer by reason of the lawful payment of an interim dividend on any shares having deferred or non-preferred rights.

124.	CALCULATION AND CURRENCY OF DIVIDENDS
124.1	Except in so far as the rights attaching to any share otherwise provide:
124.1.1
all dividends shall be declared and paid according to the amounts paid up on the shares on which the dividend is paid, but (for the purposes of this Article only) no amount paid up on a share in advance of calls shall be treated as paid up on the share;

124.1.2
all dividends shall be apportioned and paid proportionately to the amounts paid up on the shares during any portion or portions of the period in respect of which the dividend is paid; but, if any share is issued on terms providing that it shall rank for dividend as from a particular date, that share shall rank for dividend accordingly; and

124.1.3
any dividends or other monies payable on or in respect of any share may be declared in any currency or currencies, and paid in the same currency or currencies or in any other currency or currencies, and subject to such charges to cover the costs of conversion, as the Board may determine, using where required such basis of conversion (including the rate and timing of conversion) as the Board decides.

125.	WAIVER OF DIVIDENDS
125.1
The waiver in whole or in part of any dividend on any share by any document (whether or not under seal) shall be effective only if such document is signed by the relevant member or transmittee and delivered to the Company and if or to the extent that it is accepted as such or acted upon by the Company.

126.	NON-CASH DIVIDENDS
126.1
Subject to the terms of issue of the share in question, the Company may, by ordinary resolution on the recommendation of the Board, decide to pay all or part of a dividend or other distribution payable in respect of a share by transferring non-cash assets of the value fixed by the Board for the purpose of their recommendation, including paid up shares or other securities in any other company or by issuing debt securities of a nominal value equivalent to that of the dividend or distribution. Where any difficulty arises concerning such dividend or distribution, the Board may settle it as the Board thinks expedient and in particular may issue fractional certificates or, subject to the Statutes and, in the case of shares held in uncertificated form, the system’s rules, authorise and instruct any person to sell and transfer any fractions or may ignore fractions altogether, and may fix the value for distribution of any assets and may determine that cash shall be paid to any member upon the basis of the value so fixed in order to secure equality of distribution and may vest any assets to be distributed in trustees as the Board may consider expedient.

127.	SCRIP DIVIDENDS
127.1	Subject to the Statutes, the Board may, if authorised by an ordinary resolution of the Company offer the holders of ordinary shares the right to elect to receive new ordinary shares, credited as fully paid, instead of cash for all or part (as determined by the Board) of any dividend. The following provisions shall apply:
127.1.1	an ordinary resolution may specify a particular dividend or dividends, or may specify all or any dividends, declared or paid within a specified period;
127.1.2
the basis of allotment to each entitled holder of ordinary shares shall be such number of new ordinary shares credited as fully paid as have a value as nearly as possible equal to (but not greater than) the amount of the dividend (disregarding any tax credit) which the holder has elected to forgo. For this purpose, the “value” of an ordinary share shall be deemed to be whichever is the greater of its nominal value and the average of the middle market quotations for the Company’s ordinary shares on the Relevant Exchange or, if a Relevant Exchange quote is not available, such other exchange or quotation service on which the Company’s ordinary shares are listed or quoted as derived from such. A certificate or report by the Auditors as to the amount of the value in respect of any dividend shall be conclusive evidence of that amount;

127.1.3
no fraction of an ordinary share shall be allotted and if any holder of ordinary shares would otherwise be entitled to fractions of a share, the Board may deal with the fractions as it thinks fit, including determining that the whole or part of the benefit of fractional entitlements will be disregarded or accrue to the Company or that the value of fractional entitlements will be accumulated on behalf of a member (without entitlement to interest) and applied in paying up new shares in connection with a subsequent offer by the Company of the right to receive shares instead of cash in respect of a future dividend;

127.1.4
the Board shall not proceed with any election unless the Company has sufficient reserves or funds which may be capitalised to give effect to the election following the Board’s determination of the basis of allotment;

127.1.5
on or as soon as practicable after announcing that the Board is to recommend or pay any dividend, the Board, if it intends to offer an election for that dividend, shall also announce that intention and, having determined the basis of allotment, shall notify the entitled holders of ordinary shares (other than any in relation to whom an election mandate in accordance with this Article is subsisting) of the right of election offered to them, and shall send with, or following, such notification, forms of election and shall specify the procedure to be followed and place at which, and the latest date and time by which, duly completed forms of election must be received in order to be effective;

127.1.6
the dividend (or that part of the dividend in respect of which a right of election has been offered) shall not be payable on ordinary shares in respect of which an election has been duly made (the “elected shares”) and instead additional ordinary shares shall be allotted to the holders of the elected shares on the basis of allotment so determined. For such purpose, the Board shall capitalise, out of any amount standing to the credit of any reserve or fund (including the profit and loss account), whether or not it is available for distribution, as the Board may determine, a sum equal to the aggregate nominal amount of the additional ordinary shares to be allotted on that basis and apply it in paying up in full the appropriate number of ordinary shares for allotment and distribution to the holders of the elected shares on that basis; and

127.1.7
the additional ordinary shares so allotted shall be allotted as of the record date for the dividend for which the right of election has been offered and shall rank pari passu in all respects with the fully paid ordinary shares then in issue except that they will not rank for the dividend or other distribution entitlement in respect of which they have been issued. Unless the Board otherwise determines (and subject always to the Regulations and the system’s rules), the ordinary shares so allotted shall be issued as shares in certificated form (where the ordinary shares in respect of which they have been allotted were in certificated form at the Scrip Record Time) or as shares in uncertificated form (where the ordinary shares in respect of which they have been allotted were in uncertificated form at the Scrip Record Time) provided that if the Company is unable under the system’s rules to issue ordinary shares in uncertificated form to any person, such shares shall be issued as shares in certificated form. For these purposes, the “Scrip Record Time” means such time on the record date for determining the entitlements of members to make elections as described in this Article, or on such other date as the Board may in its absolute discretion determine.

127.2
The Board may establish or vary a procedure for election mandates whereby a holder of ordinary shares may elect concerning future rights of election offered to that holder under this Article until the election mandate is revoked following that procedure.

127.3
The Board may exclude from any offer any holders of ordinary shares if it believes that it is necessary or expedient to do so in relation to any legal or practical problems under the laws of, or the requirements of any regulatory body or stock exchange or other authority in, any territory or that for any other reason the offer should not be made to them.

128.	ENHANCED SCRIP DIVIDENDS
128.1
Subject to the Statutes and without prejudice to the generality of Article 127, the Board may, in respect of any cash dividend or other distribution (or any part thereof) declared or payable in relation to any financial year or period of the Company, offer to each holder of ordinary shares the right to elect to receive new ordinary shares, credited as fully paid, in respect of the whole or part of the ordinary shares held by them instead of such cash dividend, on any basis described in that Article but so that the entitlement of each holder of ordinary shares to such new ordinary shares shall be determined by the Board such that the value (determined on the basis decided on by the Board) of the new ordinary shares concerned may exceed the cash amount that such holders of ordinary shares would otherwise have received by way of dividend and, in respect of such offer, that Article shall take effect subject to this Article. Any offer made under this Article shall be an alternative to any offer made under that Article in respect of a particular cash dividend (but shall form part of any plan which is in operation thereunder).

128.2
The Board may exclude from any offer any holders of ordinary shares if it believes that it is necessary or expedient to do so in relation to any legal or practical problems under the laws of, or the requirements of any regulatory body or stock exchange or other authority in, any territory or that for any other reason the offer should not be made to them.

129.	RIGHT TO DEDUCT AMOUNTS DUE ON SHARES FROM DIVIDENDS
129.1
The Board may deduct from any dividend or other monies payable in respect of a share to a member all sums of money (if any) presently payable by the member to the Company on account of calls or otherwise in respect of shares of the Company.

130.	NO INTEREST ON DIVIDENDS
130.1	No dividend or other monies payable in respect of a share shall bear interest against the Company unless otherwise provided by the rights attached to the share.
131.	PAYMENT PROCEDURE
131.1
All dividends and interest shall belong and be paid (subject to any lien of the Company) to those entitled members whose names shall be on the Register at the date at which such dividend shall be declared or at the date on which such interest shall be payable respectively, or at such other date as the Company by ordinary resolution or the Board may determine notwithstanding any subsequent transfer or transmission of shares.

131.2
The Company may pay any dividend, interest or other monies payable in cash in respect of shares by direct debit, bank transfer, cheque, dividend warrant, money order or by any other method (including by electronic means) as the Board may consider appropriate.

131.3
Every such cheque, warrant or order shall be made payable to the person to whom it is sent, or to such other person as the holder or the joint holders may in writing direct, and may be sent by post or equivalent means of delivery directed to the registered address of the holder or, in the case of joint holders, to the registered address of the joint holder whose name stands first in the Register, or to such person and to such address as the holder or joint holders may in writing direct.

131.4	Every such payment made by direct debit or bank transfer shall be made to the holder or joint holders or to or through such other person as the holder or joint holders may in writing direct.
131.5
In respect of shares in uncertificated form, where the Company is authorised to do so by or on behalf of the holder or joint holders in such manner as the Board shall from time to time consider sufficient, the Company may pay any such dividend, interest or other monies by means of the relevant system. Every such payment shall be made in such manner as may be consistent with the system’s rules and, without prejudice to the generality of the foregoing, may include the sending by the Company or by any person on its behalf of an instruction to the Operator to credit the cash memorandum account of the holder or joint holders or, if permitted by the Company, of such person as the holder or joint holders may in writing direct.
131.6
The Company shall not be responsible for any loss of any such cheque, warrant or order and any payment made in any manner permitted by these Articles shall be at the sole risk of the holder or joint holders. Without prejudice to the generality of the foregoing, if any such cheque, warrant or order has been, or is alleged to have been, lost, stolen or destroyed, the Board may, on request of the person entitled thereto, issue a replacement cheque, warrant or order subject to compliance with such conditions as to evidence and indemnity and the payment of out of pocket expenses of the Company in connection with the request as the Board may think fit.

131.7
The issue of such cheque, warrant or order, the collection of funds from or transfer of funds by a bank in accordance with such direct debit or bank transfer or, in respect of shares in uncertificated form, the making of payment in accordance with the system’s rules, shall be a good discharge to the Company.

132.	RECEIPT BY JOINT HOLDERS
132.1	If several persons are registered as joint holders of any share, any one of them may give effectual receipts for any dividend or other monies payable in respect of the share.
133.	WHERE PAYMENT OF DIVIDENDS NEED NOT BE MADE
133.1
The Company may cease to send any cheque or warrant through the post or to effect payment by any other means for any dividend or other monies payable in respect of a share which is normally paid in that manner on that share if in respect of at least two consecutive dividends payable on that share payment, through no fault of the Company, has not been effected (or, following one such occasion, reasonable enquiries have failed to establish any new address of the holder) but, subject to these Articles, the Company shall recommence payments in respect of dividends or other monies payable on that share by that means if the holder or transmittee claims the arrears of dividend and does not instruct the Company to pay future dividends in some other way.

134.	UNCLAIMED DIVIDENDS
134.1
All dividends, interest or other sums payable unclaimed for one year after having become due for payment may be invested or otherwise made use of by the Board for the benefit of the Company until claimed. The retention by the Company of, or payment into a separate account of, any unclaimed dividend or other monies payable on or in respect of a share into a separate account shall not constitute the Company a trustee in respect of it. Any dividend, interest or other sum unclaimed after a period of 12 years from the date when it became due for payment shall be forfeited and shall revert to the Company.

135.	CAPITALISATION OF PROFITS
135.1
Upon the recommendation of the Board, the Company may pass an ordinary resolution to the effect that it is desirable to capitalise all or any part of any undivided profits of the Company not required for paying any preferential dividend (whether or not they are available for distribution) or all or any part of any sum standing to the credit of any reserve or fund (whether or not available for distribution).

135.2
Subject as provided below, the Board may appropriate the sum resolved to be capitalised to the members who would have been entitled to it if it were distributed by way of dividend and in the same proportions and apply such sum on their behalf either in or towards paying up the amounts, if any, for the time being unpaid on any shares held by them respectively, or (subject to approval by ordinary resolution and to any subsisting special rights previously conferred on any shares or class of shares) in paying up in full shares of any class or debentures of the Company of a nominal amount equal to that sum, and allot the shares or debentures credited as fully paid to those members, or as they may direct, in those proportions, or partly in one way and partly in the other provided that:

135.2.1
the Company shall for the purposes of this Article be deemed to be such a member in relation to any shares held as treasury shares which, if not so held, would have ranked for any such distribution by way of dividend, but only insofar as the appropriated sum is to be applied in paying up in full shares of the Company; and

135.2.2
the share premium account, the capital redemption reserve, and any reserve or fund representing profits which are not available for distribution may only be applied in paying up in full shares of the Company.

135.3
The Board may authorise any person to enter on behalf of all the members concerned into an agreement with the Company providing for the allotment to them respectively, credited as fully paid, of any shares or debentures to which they are entitled upon such capitalisation and any matters incidental thereto, any agreement made under such authority being binding on all such members.

135.4
If any difficulty arises concerning any distribution of any capitalised reserve or fund, the Board may, subject to the Statutes and, in the case of shares held in uncertificated form, the system’s rules, settle it as the Board considers expedient and in particular may issue fractional certificates, authorise any person to sell and transfer any fractions or resolve that the distribution should be made as nearly as practicable in the correct proportion or may ignore fractions altogether, and may determine that cash payments shall be made to any members in order to adjust the rights of all parties as the Board considers expedient.

135.5
Where, pursuant to an employees’ share scheme, the Company has granted options to subscribe for shares on terms which provide (inter alia) for adjustments to the subscription price payable on the exercise of such options or to the number of shares to be allotted upon such exercise in the event of any increase or reduction in, or other reorganisation of, the Company’s issued share capital and an otherwise appropriate adjustment would result in the subscription price for any share being less than its nominal value, then, subject to and in accordance with the provisions of the Statutes, the Board may, on the exercise of any of the options concerned and payment of the subscription which would have applied had such adjustment been made, capitalise any such profits or other sum as is mentioned in Article 135.1 to the extent necessary to pay up the unpaid balance of the nominal value of the shares which fall to be allotted on the exercise of such options and apply such amount in paying up such balance and allot shares fully paid accordingly. The other provisions of this Article 135 shall apply mutatis mutandis to any such capitalisation except that the authority of an ordinary resolution of the Company shall not be required.

135.6	Notwithstanding Articles 135.1 to 135.5, where:
135.6.1	the Board has established a Rights Plan and has granted Rights in accordance therewith as provided in Articles 153.1 and 153.2 below, and
135.6.2
the Board has exercised any discretion which may be conferred upon it by any Rights Plan so established to exchange or cause to be exchanged all or part of the Rights (other than Rights held by or on behalf of an Acquiring Person, which would have become void) for shares, for the purposes of giving effect to any such exchange as is referred to in Article 135.6.2, the Board may (without the authority of an ordinary resolution of the Company):
135.6.3
resolve to capitalise any undistributed profits of the Company not required for paying any preferential dividend (whether or not they are available for distribution) or any sum standing to the credit of any reserve or other fund of the Company, including, without limitation, the Company’s share premium account and capital redemption reserve, whether or not available for distribution, being an amount equal to the nominal amount of the shares which are to be exchanged for the Rights (other than Rights held by or on behalf of or for the benefit of an Acquiring Person); and

135.6.4
apply that sum in paying up in full shares and allot such shares, credited as fully paid, to the holders of Rights (other than an Acquiring Person) and/or to a Depositary (including, for the avoidance of doubt, to a nominee of a Depositary) in exchange for the Rights (other than Rights held by or on behalf of or for the benefit of an Acquiring Person).

135.7
The provisions of Articles 135.3 and 135.4 shall apply mutatis mutandis to any resolution of the Board pursuant to Article 135.6.2 as they apply to any resolution of the Board pursuant to Article 13.5.1.

136.	AUTHENTICATION OF DOCUMENTS
136.1
Any Director or the Secretary or any person appointed by the Board for the purpose shall have power to authenticate any documents or other information affecting these Articles and any resolutions passed by the Company or the Board or any committee and any books, records, accounts, documents and other communications relating to the business of the Company and to certify copies or extracts as true copies or extracts. Anything purporting to be a copy of a resolution, or an extract from the minutes of a meeting, of the Company, the Board or any committee which is certified as such in accordance with this Article shall be conclusive evidence in favour of all persons dealing with the Company upon the faith of such copy that such resolution has been duly passed or, as the case may be, that such minute or extract is a true and accurate record of proceedings at a duly constituted meeting.
137.	POWER TO CHOOSE RECORD DATE
137.1
Notwithstanding any other provision of these Articles, the Company or the Board may fix any date as the record date for any dividend, distribution, allotment or issue and such record date may be on or at any time before or after any date on which the dividend, distribution, allotment or issue is declared, paid or made.

138.	STRATEGIC REPORT
138.1	The Company may send or supply copies of its strategic report (with prescribed supplemental material) to the members, debenture holders and Auditors in place of its annual accounts and reports.
139.	INSPECTION OF RECORDS
139.1
No member in the capacity of member shall have any right of inspecting any record, book or document of any description belonging to the Company except as conferred by the Statutes or authorised by the Board or by ordinary resolution of the Company.

140.	DESTRUCTION OF DOCUMENTS
140.1	Subject to compliance with the system’s rules, the Company may destroy:
140.1.1	any instrument of transfer of shares and any other document on the basis of which an entry is made in the Register, at any time after the expiration of six years from the date of registration;
140.1.2
any instruction concerning the payment of dividends or other monies in respect of any share or any notification of change of name or address, at any time after the expiration of two years from the date the instruction or notification was recorded; and

140.1.3	any share certificate which has been cancelled, at any time after the expiration of one year from the date of cancellation, provided that the Company may destroy any such type of document after such shorter period as the Board may determine if a copy of such document is retained electronically or by other similar means and is not destroyed earlier than the original might otherwise have been destroyed in accordance with this Article.
140.2
It shall conclusively be presumed in favour of the Company that every instrument of transfer so destroyed was a valid and effective instrument duly and properly registered and that every share certificate so destroyed was a valid and effective document duly and properly cancelled and that every other document so destroyed was a valid and effective document in accordance with its particulars recorded in the books or records of the Company provided that:

140.2.1	this Article shall apply only to the destruction of a document in good faith and without express notice that its retention was relevant to any claim (regardless of the parties to the claim);
140.2.2
nothing contained in this Article shall be construed as imposing upon the Company any liability in respect of the destruction of any such document earlier than the times referred to in this Article or in any case where the conditions of this Article are not fulfilled; and

140.2.3	references in this Article to the destruction of any document or thing include references to its deletion or disposal in any manner.
141.	FORM OF COMMUNICATIONS
141.1
Except to the extent that these Articles provide otherwise, and subject to compliance with the Statutes, anything sent or supplied by or to any person, including the Company, under these Articles may be sent or supplied, whether or not because the Statutes require it to be sent or supplied, in any way (including, except in the case of anything supplied to the Company, by making it available on a website) in which documents or information required to be sent or supplied may be sent or supplied by or to that person in accordance with the Companies Act 2006.
141.2
Except insofar as the Statutes require otherwise, the Company shall not be obliged to accept any notice, document or other information sent or supplied to the Company in electronic form unless it satisfies such stipulations, conditions or restrictions (including for the purpose of authentication) as the Board thinks fit, and the Company shall be entitled to require any such notice, document or information to be sent or supplied in hard copy form instead.

141.3
Any notice, document or other communication (including copies of accounts or summary financial statements) to be given to or by any person pursuant to these Articles (other than a notice calling a meeting of Directors) shall be in writing except that, if it is in electronic form, it need not be in writing unless these Articles specifically require it to be.

141.4	Subject to the Statutes, the Board may from time to time issue, endorse or adopt terms and conditions relating to the use of electronic means under these Articles.
141.5	Nothing in these Articles shall prevent the Company from sending or supplying any notice, document or information in hard copy form instead of in electronic form on any occasion.
142.	COMMUNICATION WITH JOINT HOLDERS
142.1
In the case of joint holders of a share, all notices, documents or other information shall be given to the joint holder whose name stands first in the Register in respect of the joint holding and shall be deemed to have been given to all the joint holders. Any agreement by that holder that notices, documents and other information may be sent or supplied in electronic form or by being made available on a website shall be binding on all the joint holders.

143.	COMMUNICATION WITH MEMBERS IN A RESTRICTED JURISDICTION
143.1
Other than in respect of a Depositary, to which this Article 143.1 shall not apply, a member whose registered address is within a Restricted Jurisdiction and who sends to the Company an address which is not within a Restricted Jurisdiction at which a document or information may be sent to them shall be entitled to have the document or information sent to them at that address (provided that, in the case of a document or information sent by electronic means, including, without limitation, any notification required by the Statutes that the document or information is available on a website, the Company so agrees, which agreement the Company shall be entitled to withhold in its absolute discretion including, without limitation, in circumstances in which the Company considers that the sending of the document or information to such address using electronic means would or might infringe the laws of any other jurisdiction) but otherwise:

143.1.1	no such member shall be entitled to receive any document or information from the Company; and
143.1.2
without prejudice to the generality of the foregoing, any notice of a general meeting of the Company which is in fact sent or purports to be sent to such member shall be ignored for the purpose of determining the validity of the proceedings at such general.

144.	COMMUNICATIONS AFTER TRANSMISSION
144.1
Any notice, document or other information sent or supplied to any member pursuant to these Articles shall, notwithstanding that the member is then dead or bankrupt or that any other event giving rise to the transmission of the share by operation of law has occurred and whether or not the Company has notice of the death, bankruptcy or other event, be deemed to have been properly sent or supplied in respect of any share registered in the name of that member as sole or joint holder.

144.2
Unless agreed otherwise with the relevant transmittee, the Company may send or supply any notice, document or other information to a transmittee in any manner in which it might have been sent or supplied to the member from whom the transmittee derives title to the relevant share, and as if the transmittee’s address were the same as the member’s address in the Register or the electronic address (if any) specified by the member; but the Company shall not be entitled to assume that the address or electronic address is correct if sending notice to the transmittee under section 793 of the Companies Act 2006.

145.	WHEN NOTICE DEEMED SERVED
145.1	Any notice, document or other information:
145.1.1
if sent by the Company by post or other delivery service shall be deemed to have been received on the day (whether or not it is a working day) following the day (whether or not it was a working day) on which it was put in the post or given to the delivery agent and, in proving that it was duly sent, it shall be sufficient to prove that the notice, document or information was properly addressed, prepaid and put in the post or duly given to the delivery agent;

145.1.2
if sent by the Company by electronic means in accordance with the Statutes shall be deemed to have been received on the same day that it was sent, and proof that it was sent in accordance with guidance issued by the Chartered Governance Institute shall be conclusive evidence that it was sent;

145.1.3
if made available on a website in accordance with the Statutes shall be deemed to have been received when notification of its availability on the website is deemed to have been received or, if later, when it is first made available on the website;

145.1.4
not sent by post or other delivery service but delivered personally or left by the Company at the address for that member on the Register shall be deemed to have been received on the day (whether or not it was a working day) and at the time it was so left;

145.1.5
sent or delivered by a relevant system shall be deemed to have been received when the Company (or a sponsoring system-participant acting on its behalf) sends the issuer instructions relating to the notice, document or information;

145.1.6
sent or supplied by the Company by any other means agreed by the member concerned shall be deemed to have been received when the Company has duly performed the action it has agreed to take for that purpose; and

145.1.7	to be given by the Company by advertisement shall be deemed to have been received on the day on which the advertisement appears.
146.	RECORD DATE FOR COMMUNICATIONS
146.1
Any notice, document or information may be sent or supplied by the Company by reference to the Register as it stands at any time not more than 21 days before the day it was sent or supplied. No change in the Register after that time shall invalidate the delivery of that notice, document or information, and every transmittee or other person not on the Register in relation to a particular share at that time who derives any title or interest in the share shall be bound by the notice, document or information without the Company being obliged to send or supply it to that person.

147	LOSS OF ENTITLEMENT TO RECEIVE COMMUNICATIONS
147.1
If on two consecutive occasions notices, documents or information have been sent to any member at the registered address or the member’s address (including an electronic address) for the service of notices but, through no fault of the Company, have been undelivered, such member shall not from then on be entitled to receive notices, documents or other information from the Company until the member has notified to the Company in writing a new address to be either the member’s registered address or the member’s address (including an electronic address) for the service of notices.

148.	NOTICE WHEN POST NOT AVAILABLE
148.1
Subject to the Statutes, if at any time postal services are suspended or curtailed so that the Company is unable effectively to convene a general meeting or a meeting of the holders of any class of shares in its capital by notice sent through the post, the Board may decide that the only members to whom notice of the meeting must be sent are those to whom notice to convene the meeting can validly be sent by electronic means and those to whom notification as to the availability of the notice of meeting on a website can validly be sent by electronic means. In any such case the Company shall also advertise the meeting in at least two national daily newspapers published in the United Kingdom. If at least six clear days prior to the meeting the giving of notices by post to addresses throughout the United Kingdom has, in the Board’s opinion, become practicable, the Company shall send confirmatory copies of the notice by post or such other manner as is permitted under these Articles to the persons entitled to receive them when postal services are running normally.
148.2
At any time that postal services are suspended or curtailed, any other notice or information considered by the Board to be capable of being supplied by advertisement shall, if advertised in at least one such newspaper, be deemed to have been notified to all members and transmittees to whom it would otherwise have been supplied in hard copy form.

149.	LIQUIDATION PREFERENCE AND DISTRIBUTION IN SPECIE ON WINDING UP
149.1
Subject to Article 149.2, if the Company is wound up, the liquidator may, with the sanction of a special resolution of the Company and any other sanction required by law, divide among the members in specie the whole or any part of the assets of the Company and may, for that purpose, value any assets and determine how the division shall be carried out as between the members or different classes of members. The liquidator may, with such sanction, vest the whole or any part of the assets in trustees upon such trusts for the benefit of members as the liquidator with such sanction determines, but no member shall be compelled to accept any assets upon which there is a liability.

149.2
On a distribution of assets on a liquidation or a return of capital (other than a conversion, redemption, buyback or purchase of shares) the surplus assets of the Company remaining after payment of its liabilities shall be applied (to the extent that the Company is lawfully permitted to do so):

149.2.1
first in paying to the holders of the Class B Shares, if any, a total of $1.00 for the entire class of Class B Shares (which payment shall be deemed satisfied by payment to any one holder of Class B Shares);

149.2.2
second in paying to the holders of the Deferred Shares, if any, a total of $1.00 for the entire class of Deferred Shares (which payment shall be deemed satisfied by payment to any one holder of Deferred Shares); and

149.2.3	the balance of the surplus assets (if any) shall be distributed among the holders of ordinary shares pro rata to the number of ordinary shares held.
150.	INDEMNITY AND PROVISION OF FUNDS
150.1	Subject to, and to the extent not avoided by, the Statutes but without prejudice to any indemnity to which the person may otherwise be entitled:
150.1.1
any person who is or was at any time a director, secretary or other officer (unless the office is or was as auditor) of the Company or of any of its present or former subsidiary undertakings may be indemnified out of the assets of the Company to whatever extent the Board may determine against any costs, charges, expenses, losses and liabilities sustained or incurred by the person in the actual or purported execution of duties or in the exercise or purported exercise of powers or otherwise in connection with the person’s office, whether or not sustained or incurred in connection with any negligence, default, breach of duty or breach of trust by the person in relation to the Company or the relevant undertaking; and

150.1.2
the Board shall have power to provide funds to meet any expenditure incurred or to be incurred by any such person in mounting a defence in any criminal or civil proceeding in connection with any alleged negligence, default, breach of duty or breach of trust by the person in relation to the Company or any such undertaking, or any investigation, or action proposed to be taken, by a regulatory authority in that connection, or for the purposes of any application under the Companies Act 2006, or in order to enable the person to avoid incurring any such expenditure.

151.	POWER TO INSURE
151.1
The Board may purchase and maintain insurance at the expense of the Company for the benefit of any person who is or was at any time a director or other officer (unless the office is or was as auditor) or employee of the Company or of any present or former subsidiary undertaking of the Company or of any body corporate in which the Company has or had an interest (whether direct or indirect) or who is or was at any time a trustee of any pension fund or employee benefits trust in which any employee of the Company or of any such undertaking or body corporate is or has been interested, indemnifying such person against any liability which may attach to that person, and any loss or expenditure which the person may incur, in relation to anything actually or allegedly done or omitted to be done by the person as a director, officer, employee or trustee, whether or not it involves any negligence, default, breach of duty or breach of trust by the person in relation to the Company or the relevant undertaking, body corporate, fund or trust.
152.	DISPUTES
152.1	The governing law of the articles is English law and the articles shall be interpreted in accordance with English law.
152.2
Unless the Company by ordinary resolution consents to the selection of an alternative forum in the United States, the federal district courts of the United States shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act or the Exchange Act.

152.3	Save in respect of any cause of action arising under the Securities Act or the Exchange Act, any proceeding, suit or action (including with respect to non-contractual disputes or claims):
152.3.1	between a shareholder in that shareholder’s capacity as such and the Company and/or its directors arising out of or in connection with the Articles or otherwise;
152.3.2
to the fullest extent permitted by law, between the Company and any of its directors in their capacities as such or as employees of the Company, including all claims made by or on behalf of the Company against its directors; and/or

152.3.3	between a shareholder in that shareholder’s capacity as such and the Company’s professional service providers, shall only be brought in the courts of England and Wales.
152.4
Damages alone may not be an adequate remedy for any breach of this Article 152, so that in the event of a breach or anticipated breach, the remedies of injunction and/or an order for specific performance would in appropriate circumstances be available.

152.5
To the fullest extent permitted by law, any person or entity purchasing or otherwise acquiring or holding any interest in the share capital of the Company shall be deemed to have notice of and consented to the provisions of this Article 152.

152.6
If this Article 152 or any part of it shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article 152 and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.

153.	DEPOSITARY ARRANGEMENTS
153.1
Subject to Article 153.2, the directors may make arrangements for the transfer of all or any shares in connection with the listing on the Relevant Exchange (the “U.S. Listing”) becoming effective such that the legal title to (but not the beneficial ownership of) any and each share shall be transferred (and any outstanding share certificate(s) in respect thereof shall be automatically cancelled) without any further action by the shareholder of the Company registered as the holder of such shares immediately prior to the U.S. Listing (the “Relevant Shareholder”) (in the manner set out in Article 153.4) to a Depositary (or such other depositary nominee as the Depositary may nominate), against which the Depositary shall (in its capacity as depositary) issue to Computershare Trust Company, N.A. acting in its capacity as election agent (the “Election Agent”) (or such other person as the directors may nominate, but in any case not to any person or entity which holds the legal title to such underlying shares (including for the avoidance of doubt a depositary nominee nominated by the Depositary to hold legal title)) Depositary Receipts each representing such shares to be held on behalf of such Relevant Shareholder subject to the terms of the Deposit Agreement.

153.2
Nothing in Article 153.1 shall apply to any share held by Affiliate Shareholders upon or immediately prior to the effectiveness of the U.S. Listing, the legal title to which shall, immediately upon the effectiveness of the

U.S. Listing, be transferred (and any outstanding share certificate(s) in respect thereof shall be automatically cancelled) (without any further action by such Affiliate Shareholder or the Company) to the Depositary (such term for the purposes of this paragraph only shall not include DTC) (or to such other depositary nominee as the Depositary may nominate), against which the Depositary shall (in its capacity as depositary) issue to each Affiliate Shareholder Depositary Receipts each representing such shares and the Affiliate Shareholders will be deemed to agree to, and will be bound by, the terms and conditions of the Depositary Receipts issued by the Depositary in accordance with the Deposit Agreement.
153.3	Following the exercise of the powers in Articles 153.1 and 153.2:
153.3.1
all mandates, preferences, elections and instructions of shareholders as regards their holding of shares relating to the payment currency of dividends which are in force immediately prior to the effectiveness of the U.S. Listing will no longer be valid; and

153.3.2
instructions of shareholders regarding their holding of shares (or entitlements thereto) relating to notices and other communications which are in force immediately prior to the effectiveness of the U.S. Listing will no longer be valid.

153.4
The Board may appoint any Director or any other person as attorney and/or agent for a shareholder to execute and deliver as transferor one or more forms of transfer or instructions of transfer on behalf of the Relevant Shareholder or Affiliate Shareholder (as the case may be) in favour of Depositary (or to such other depositary nominee as the Depositary may nominate) and do all such other things and execute and deliver all such documents as may in the opinion of the board or any attorney and/or agent appointed by it be necessary or desirable to give effect to the arrangements described in this Article 153 (including, without limitation, implementing one or more transfers of shares to the Depositary (or to such other depositary nominee as the Depositary may nominate) as contemplated in Article 153.1).

153.5
The Board may from time to time take such actions and do such things as they may, in their absolute discretion, think fit in relation to the operation of any such arrangements under this Article 153 including, without limitation, treating a Depositary Receipt holder or a beneficial owner of such Depositary Receipts as if it were a holder directly of the shares or interest in shares represented thereby for the purposes of these Articles.

154.	RIGHTS PLAN
154.1
Subject to the provisions of the Statutes, the Board may exercise any power of the Company to establish a shareholder rights plan (a “Rights Plan”), including the execution of any document relating to the adoption and/or implementation (or both) of the Rights Plan. The Rights Plan shall be in a form which is consistent with the terms that are described in the Summary of Terms in the Appendix to these Articles or such other terms, having taken into consideration any relevant guidelines published by proxy advisory firms, as are consistent with market practice.

154.2
Subject to the provisions of the Statutes, the Board may exercise any power of the Company to grant rights to subscribe for shares of the Company and/or to acquire shares of the Company, in accordance with the Rights Plan (the “Rights”).

154.3
The purposes for which the Board shall be entitled to establish the Rights Plan and to grant Rights in accordance therewith, as provided in Articles 154.1 and 154.2, shall include (without limitation), in the opinion of the majority of the Board present at a duly convened meeting, acting in good faith and on such grounds as the Board shall consider reasonable, irrespective of whether such grounds would be considered reasonable by any other party with or without the benefit of hindsight, improving the likelihood of any or all of the following:

154.3.1	any process which may result in an acquisition or change of Control of the Company is conducted in an orderly manner;
154.3.2	all members of the Company will be treated equally and fairly and in a similar manner;
154.3.3	an optimum price for ordinary shares would be received by or on behalf of all holders thereof;
154.3.4	the success of the Company would be promoted for the benefit of its members as a whole, having regard to the matters in section 172 of the Companies Act;

154.3.5	the long-term interests of the Company, its employees, its members and its business would be safeguarded;
154.3.6	the Company would not suffer serious economic harm; and/or
154.3.7	the Board would have additional time to gather relevant information or pursue appropriate strategies.
154.4	Subject to the provisions of the Statutes, the Board may determine not to redeem the Rights and accordingly exercise any power of the Company to:
154.4.1	allot shares pursuant to the exercise of the Rights; or
154.4.2	exchange or cause to be exchanged all or any part of the Rights, in each case other than the Rights of an Acquiring Person, for shares (an “Exchange”) in each case in accordance with the Rights Plan. The purposes for which the Board shall be entitled not to redeem the Rights, and accordingly to exercise any power of the Company to allot shares or effect an Exchange, shall include (without limitation) where, in the opinion of the majority of the Board members present at a duly convened meeting, acting in good faith and on such grounds as the Board shall consider reasonable, irrespective of whether such grounds would be considered reasonable by any other party with or without the benefit of hindsight, not to redeem the Rights and accordingly to exercise any power of the Company to effect an Exchange or to allot shares, would improve the likelihood that:
154.4.2.1	the use of abusive tactics by any person in connection with any potential acquisition or change of Control of the Company would be prevented;
154.4.2.2	any potential acquisition or change of Control of the Company which would be unlikely to treat all members of the Company equally and fairly and in a similar manner would be prevented;
154.4.2.3	any potential acquisition or change of Control of the Company at a price which would undervalue the Company or its shares would be prevented;
154.4.2.4
any potential acquisition or change of Control of the Company which would not be likely to promote the success of the Company for the benefit of its members as a whole, having regard to the matters in section 172 of the Companies Act, would be prevented;

154.4.2.5	the long-term interests of the Company and/or its members, its employees and its business would be safeguarded; or
154.4.2.6	the Company would not suffer serious economic harm,
or all or any of the above.
154.5	For the purposes of Articles 154.1 to 154.4:
154.5.1
1 a person shall be treated as entitled to acquire anything which he or she is entitled to acquire at a future date, or will at a future date be entitled to acquire, irrespective of whether such future acquisition is contingent upon satisfaction of any conditions precedent;

154.5.2
there shall be attributed to any person (other than a Depositary) any rights or powers of a nominee of him or her, that is to say, any rights or powers which another person possesses on his or her behalf or may be required to exercise on his or her direction or behalf (including rights or powers of a nominee possessed or exercisable by the nominee on behalf of such person);

154.5.3	“Acquiring Person” means a person having Control of the Company as determined by the Board in its absolute discretion;
154.5.4
“beneficial ownership” of any person or group of affiliated or associated persons shall have the meaning given to such term under the U.S. federal securities laws, including the Exchange Act, and shall mean the notional securities underlying any derivatives contract held by the person or group in question (whether to be settled in cash, shares or others);

154.5.5	“Control” means that a person, alone or with (I) a group of affiliated or associated persons,

(II) anyone with whom he or she is acting in concert, or (III) both, exercises, or is able to exercise or is entitled to acquire, the direct or indirect power to direct or cause the direction of the management and policies of the Company, whether through the ownership of voting securities, by contract or otherwise, and in particular, but without prejudice to the generality of the preceding words, if he, alone or with (x) a group of affiliated or associated persons, (y) anyone with whom he or she is acting in concert, or (z) both, possesses or is entitled to acquire:
154.5.5.1	beneficial ownership of fifteen (15) per cent. or more of the voting rights attributable to the capital of the Company which are exercisable at a general meeting of the Company;
154.5.5.2
such percentage of the issued share capital of the Company as would, if the whole of the income or assets of the Company were in fact distributed among the members (without regard to any rights which he or she or any other person has as a loan creditor), entitle him or her to receive fifteen (15) per cent. or more of the income or assets so distributed; or

154.5.5.3
such rights as would, in the event of the winding-up of the Company or in any other circumstances, entitle him or her to receive fifteen (15) per cent or more of the assets of the Company which would then be available for distribution among the members;

154.5.6	“group of affiliated or associated persons” shall have the meaning given to such terms under the Exchange Act; and
154.5.7
“person” means, without limitation, any individual, firm, body corporate, unincorporated association, government, state or agency of state, association, joint venture or partnership, in each case whether or not having a separate legal personality provided that any reference to a person shall not include a person providing depositary or clearance services or a nominee of such person.

APPENDIX

SUMMARY OF TERMS
RIGHTS TO PURCHASE SHARES OF NEWCLEO PLC
Subject to the provisions of the Companies Act 2006 and every other enactment from time to time in force concerning companies (including any orders, regulations or other subordinate legislation made under the Companies Act 2006 or any such other enactment), so far as they apply to or affect newcleo plc (the “Company”), the board of directors of the Company (the “Board”) may exercise any power of the Company to establish a shareholders rights plan (the “Rights Plan”). The Rights Plan shall be in a form which is consistent with the terms that are described in this Summary of Terms or such other terms, having taken into consideration any relevant guidelines published by proxy advisory firms, as are consistent with market practice.
Pursuant to the Rights Plan, the Board would declare and issue one share purchase right (a “Right”) for each outstanding voting share in the capital of the Company (each a “Voting Share”). Each Right would entitle the registered holder, upon payment to the Company of the price per Right specified in the Rights Plan, to have delivered to such holder one (1) Voting Share of the same class as the Voting Shares in respect of which the Right was issued or one (1) share of any other class or series as specified in the Rights Plan (a “Share”), subject to adjustment.
Until the earlier to occur of (i) ten (10) days following a public announcement that a person or group of affiliated or associated persons or persons acting in concert (a “group”) has acquired beneficial ownership of fifteen (15) per cent. or more of the outstanding Voting Shares (such person or group, unless the Board determines in its absolute discretion otherwise, an “Acquiring Person”) and (ii) 10 days (or such later date as may be determined by action of the Board prior to such time as any person or group were to become an Acquiring Person) following the commencement of, or announcement of an intention to make, a takeover offer by a person or group the consummation of which would result in the beneficial ownership of fifteen (15) per cent. or more of the outstanding Voting Shares being acquired by that person or group (the earlier of such dates being called the “Distribution Date”), each Right would be associated with an individual Voting Share and the Rights would be transferred with and only with the Voting Shares.
After the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) would be mailed to (or credited to the account of) holders of record of the Shares as of the close of business on the Distribution Date. Such separate Right Certificates alone would then evidence the Rights and the Rights would then be separately transferable.
The Rights would not be exercisable until the Distribution Date. The Rights would expire on a date to be specified in the Rights Plan, which date is not to exceed three (3) years from the Distribution Date (the “Expiry Date”), unless the Rights were earlier redeemed or exchanged by the Company.
After the Distribution Date, each holder of a Right, other than Rights held by or on behalf of any Acquiring Person (which would thereupon become void), would thereafter have the right to receive upon exercise of a Right that number of Voting Shares having a value (as determined by the Rights Plan) of two (2) times the exercise price for the Right.
If, after a person or group were to become an Acquiring Person, the Company were to be acquired by a third party (including an Acquiring Person) including, without limitation, by way of merger, amalgamation or other business combination transaction, or by acquisition of fifty (50) per cent. or more of the Company’s assets, cash flow or earning power, proper provisions would be made so that each holder of a Right (other than Rights held by or on behalf of an Acquiring Person, which would have become void) would thereafter have the right to receive upon the exercise of a Right that number of shares of such third party (including an Acquiring Person) or its parent that at the time of such acquisition would have a value (as determined by the Rights Plan) of two (2) times the exercise price of the Right.
At any time after any person or group were to become an Acquiring Person and prior to the earlier of one of the events described in the previous paragraph or acquisition by such Acquiring Person of an interest in fifty (50) per cent. or more of the outstanding Voting Shares, the board would have the authority to exchange or cause to be exchanged the Rights (other than Rights held by or on behalf of such Acquiring Person, which would have become void), in whole or in part, for Shares at an exchange ratio of one Share per Right, subject to the receipt of any consideration required by applicable law to be received by the Company in respect of the same.
At any time until ten (10) days following the first public announcement that any person or group has become an Acquiring Person, the board would have the authority to redeem the Rights in whole, but not in part, at a price per Right to be specified in the Rights Plan (the “Redemption Price”).

So long as the Rights are redeemable, the Board would have the authority, except with respect to the Redemption Price, to amend the Rights Plan in any manner, subject to applicable law and any restrictions set forth in the Articles of the Company. After any person or group became an Acquiring Person, the Board would have the authority, except with respect to the Redemption Price, to amend the Rights Plan in any manner that would not adversely affect the interests of holders of the Rights (other than Rights held by or on behalf of any Acquiring Person, which would have become void) or shorten or lengthen any time period under the Rights Plan (other than the Expiry Date or the time period within which redemption can occur).
Before the exercise of a Right, a Right would not entitle the holder thereof to any rights as a shareholder of the Company including, without limitation, the right to vote or receive dividends in respect of such Right.

Annex C
AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

by and among

NEWCLEO PLC

NEWHOLD INVESTMENT CORP III,

NEWHOLD INDUSTRIAL TECHNOLOGY III LLC,

and

THE HOLDERS THAT ARE SIGNATORIES HERETO

Dated as of   , 2026

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, dated as of [ ], 2026 (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), is made and entered into by and among (i) newcleo plc, a public limited company incorporated under the laws of England and Wales (f/k/a newcleo Ltd., a private limited company incorporated under the laws of England and Wales) (the “Company”), (ii) NewHold Investment Corp III, a Cayman Islands exempted company (the “SPAC”), (iii) NewHold Industrial Technology III LLC, a Delaware limited liability company (the “Sponsor”), (iv) each of the undersigned holders listed on the signature pages hereto under the heading “Other Holders” (such persons, the “Other Holders” and together with the Sponsor and their respective Permitted Transferees holding Registrable Securities, and any person or entity who hereafter becomes a party to this Agreement pursuant to Section 4.6 of this Agreement, each a “Holder” and collectively the “Holders”). Capitalized terms used and not otherwise defined herein shall have the same meanings set forth in the BCA (as defined below).
RECITALS:
WHEREAS, on February 27, 2025 the SPAC, the Sponsor, BTIG, LLC and certain holders party thereto entered into that certain Registration Rights Agreement (the “Original Registration Rights Agreement”);
WHEREAS, on May 26, 2026, the Company, the SPAC, newcleo1 Ltd., a Cayman Islands exempted company limited by shares and a direct wholly owned subsidiary of the Company (“Merger Sub 1”), newcleo2 Ltd., a Cayman Islands exempted company limited by shares and a direct wholly owned subsidiary of the Company (“Merger Sub 2”), entered into a Business Combination Agreement (as amended from time to time on or prior to the date hereof, the “BCA”),
WHEREAS, pursuant to the BCA and subject to the terms and conditions thereof, among other things, upon consummation of the transactions contemplated by the BCA: (i) at the First Merger Effective Time (as defined in the BCA), Merger Sub 1 will merge with and into SPAC, and the separate corporate existence of Merger Sub 1 will cease and SPAC will be the surviving corporation and a wholly owned subsidiary of the Company, (ii) at the Second Merger Effective Time (as defined in the BCA), SPAC will merge with and into Merger Sub 2, and the separate corporate existence of SPAC will cease and Merger Sub 2 will be the surviving company and a wholly owned subsidiary of the Company (clauses (i) and (ii), the “Mergers”), and (iii) the Company will become a publicly traded company;
WHEREAS, pursuant to Section 5.5 of the Original Registration Rights Agreement, the provisions, covenants, and conditions set forth therein may be amended or modified upon the written consent of SPAC and the holders of at least a majority in interest of the Registrable Securities (as defined in the Original Registration Rights Agreement) at the time in question, and the Sponsor is holder of at least a majority in interest of the Registrable Securities as of the date hereof; and
WHEREAS, SPAC and the Sponsor desire to amend and restate the Original Registration Rights Agreement in its entirety and enter into this Agreement, pursuant to which the Company shall grant the Holders certain registration rights with respect to certain securities of the Company held by the Holders as set forth in this Agreement and terminate the Original Registration Rights Agreement, and the Original Registration Rights Agreement shall be terminated and superseded in its entirety by this Agreement, with no residual rights surviving thereunder except as expressly set forth in Section 4.17.
NOW, THEREFORE, in consideration of the representations, covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
Section 1. Certain Definitions . As used herein, the following terms shall have the following meanings:
“Additional Piggyback Rights” has the meaning ascribed to such term in Section 2.3(a).
“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by or is under common control with, such Person. For the purposes of this definition “control” (including, with correlative meanings, the terms “controlling”, “controlled by” and “under common control with”), with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such specified Person, whether through the ownership of voting securities, by contract or otherwise. For the avoidance of doubt, neither the Company nor any Person controlled by the Company shall be deemed to be an Affiliate of any Holder.
“Agreement” has the meaning ascribed to such term in the Preamble.

“Automatic Shelf Registration Statement” has the meaning ascribed to such term in Section 2.4.
“BCA” has the meaning ascribed to such term in the Recitals.
“Board” means the Board of Directors of the Company.
“Business Day” means a day, other than Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close.
“Claims” has the meaning ascribed to such term in Section 2.9(a).
“Company” has the meaning ascribed to such term in the Preamble.
“Company Shareholder Support Agreement” shall mean that certain support agreement, dated as of May 26, 2026, by and among the SPAC, certain shareholders of the Company party thereto and the Company.
“Confidential Information” has the meaning ascribed to such term in Section 4.14.
“Demand Exercise Notice” has the meaning ascribed to such term in Section 2.1(b)(i).
“Demand Registration” has the meaning ascribed to such term in Section 2.1(b)(i).
“Demand Registration Period” has the meaning ascribed to such term in Section 2.1(b)(i).
“Demand Registration Request” has the meaning ascribed to such term in Section 2.1(b)(i).
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC issued under such Act, as they may from time to time be in effect.
“Expenses” means any and all fees and expenses incident to the Company’s performance of or compliance with Section 2, regardless of whether or not such registration is effected, or withdrawn, including: (i) SEC, stock exchange, FINRA and all other registration and filing fees and all listing fees and fees with respect to the inclusion of securities on the Nasdaq or on any other U.S. or non-U.S. securities market on which the Registrable Securities are listed or quoted, (ii) fees and expenses of compliance with state securities or “blue sky” laws of any state or jurisdiction of the United States or compliance with the securities laws of foreign jurisdictions and in connection with the preparation of a “blue sky” survey, including reasonable fees and expenses of outside “blue sky” counsel and securities counsel in foreign jurisdictions, (iii) word processing, printing and copying expenses, (iv) messenger and delivery expenses, (v) expenses incurred in connection with any road show, (vi) fees and disbursements of counsel for the Company, (vii) with respect to each registration or underwritten offering, the reasonable fees and disbursements of one counsel for all Participating Holders collectively (selected by the holders of a majority of the Registrable Securities held by such other Participating Holder(s)), together in each case with any local counsel, provided that expenses payable by the Company pursuant to this clause (vii) shall not exceed (1) $150,000 for the first registration pursuant to this Agreement and (2) $100,000 for each subsequent registration, (viii) fees and disbursements of all independent public accountants (including the expenses of any opinion and/or audit/review and/or “comfort” letter and updates thereof) and fees and expenses of other Persons, including special experts, retained by the Company, (ix) fees and expenses payable to a Qualified Independent Underwriter (but expressly excluding any underwriting discounts and commissions), (x) fees and expenses of any transfer agent or custodian, (xi) any other fees and disbursements of underwriters, if any, customarily paid by issuers or sellers of securities, including reasonable fees and expenses of counsel for the underwriters in connection with any filing with or review by FINRA (but expressly excluding any underwriting discounts and commissions) and (xii) rating agency fees and expenses. Notwithstanding the foregoing, “Expenses” shall not include (A) any internal costs or overhead of any Holder, (B) fees or expenses of any tax advisor retained by or for the benefit of any Holder, (C) fees or expenses relating to any transfer, pledge or hypothecation of Registrable Securities other than in connection with a registered offering hereunder, (D) any incremental costs directly caused by a Holder's failure to timely furnish accurate and complete information required by the Company or its counsel in connection with any registration or offering, or (E) any costs attributable to an offering that is withdrawn, delayed or abandoned at the election of the Initiating Holders for reasons other than a Company breach of this Agreement or the exercise by the Company of a valid blackout or postponement right under Section 2.1(c), in which case the Initiating Holders shall bear their own incremental costs and any documented underwriter breakage or aborted-deal costs attributable to such withdrawal.
“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Holders” has the meaning ascribed to such term in the Preamble.
“Initiating Holders” means the Holders initiating a demand request.
“Joinder Agreement” means a writing in the form set forth in Exhibit A hereto whereby a new Holder of Registrable Securities becomes a party to, and agrees to be bound, to the same extent as its transferor, as applicable, by the terms of this Agreement.
“Majority Participating Holders” means Participating Holders holding more than 50% of the Registrable Securities proposed to be included in any offering of Registrable Securities by such Participating Holders pursuant to Section 2.1 or Section 2.2.
“Manager” means the lead managing underwriter of an underwritten offering.
“Merger Sub 1” has the meaning ascribed to such term in the Recitals.
“Merger Sub 2” has the meaning ascribed to such term in the Recitals.
“Mergers” has the meaning ascribed to such term in the Recitals.
“Minimum Threshold” means $100.0 million, measured based on the aggregate market value of Registrable Securities requested to be sold by the Initiating Holders (and not based on the aggregate of all securities proposed to be included by all Participating Holders).
“Opt-Out Request” has the meaning ascribed to such term in Section 4.16.
“Ordinary Share Equivalents” means all options, warrants and other securities convertible into, or exchangeable or exercisable for (at any time or upon the occurrence of any event or contingency and without regard to any vesting or other conditions to which such securities may be subject), Ordinary Shares (including any note or debt security convertible into or exchangeable for Ordinary Shares).
“Ordinary Shares” means all ordinary shares of the Company, par value €0.01 per share, whether now existing or hereafter authorized, and any class of ordinary shares of the Company and any and all securities of any kind whatsoever which may be issued after the date hereof in respect of, or in exchange for, such ordinary shares of the Company pursuant to a merger, consolidation, stock split, stock dividend or recapitalization of the Company or otherwise.
“Participating Holders” means all Holders of Registrable Securities which are proposed to be included in any offering of Registrable Securities pursuant to Section 2.1 or Section 2.2.
“Permitted Transferees” shall mean (a) prior to the expiration of any applicable lock-up period, any person or entity to whom a Holder is permitted to transfer their Registrable Securities prior to the expiration of the applicable lock-up period pursuant to, as applicable, the Sponsor Support Agreement and/or the Company Shareholder Support Agreement or any other applicable agreement between such Holder, on the one hand, and the Company or SPAC, on the other hand, and (b) after the expiration of any applicable lock-up period, any person or entity to whom such Holder is permitted to transfer such Registrable Securities.
“Person” means any individual, firm, corporation, company, limited liability company, partnership, trust, joint stock company, business trust, incorporated or unincorporated association, joint venture, governmental authority or other legal entity of any nature whatsoever.
“Piggyback Notice” has the meaning ascribed to such term in Section 2.2(a).
“Piggyback Shares” has the meaning ascribed to such term in Section 2.3(a)(ii).
“Postponement Period” has the meaning ascribed to such term in Section 2.1(c).
“the Company” has the meaning ascribed to such term in the Preamble.
“Qualified Independent Underwriter” means a “qualified independent underwriter” within the meaning of FINRA Rule 5121.
“Registrable Securities” means (a) any Ordinary Shares held by the Holders immediately following the closing of the Mergers (including those held as a result of, or issuable upon, the conversion or exercise of Ordinary Share Equivalents) or any other equity security (including warrants to purchase Ordinary Shares), whether now owned or acquired by the Holders at a later time (including, for the avoidance of doubt, any Company Earnout Shares (as defined the Business Combination Agreement)), (b) any Ordinary Shares or any other equity security (including warrants to purchase Ordinary Shares) issued or issuable, directly or indirectly, in exchange for or with respect to the Ordinary Shares or any other equity security (including warrants to purchase Ordinary Shares) referenced in clause (a) above by way of stock dividend, stock split or combination of shares or in connection with a reclassification, recapitalization, merger, share exchange, consolidation or other reorganization and (c) any securities issued in replacement of or exchange for any securities described in clause (a) or (b) above. For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities when such Person has the right to acquire, directly or indirectly, such Registrable Securities (including upon conversion, exercise or exchange of any equity interests but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such Person shall not be required to convert, exercise or exchange such equity interests (or otherwise acquire such Registrable Securities) to participate in any registered offering hereunder until the closing of such offering. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (A) a registration statement with respect to the sale of such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (B) such securities shall have been disposed of in compliance with the requirements of Rule 144 (without limitation as to volume or manner of sale), (C) such securities are eligible for resale pursuant to Rule 144 without volume or manner-of-sale limitations (regardless of whether such Holder has actually disposed of such securities), (D) such securities have been sold in a public offering of securities, or (E) such securities have ceased to be outstanding.
“Rule 144” has the meaning ascribed to such term in Section 4.2.
“SEC” means the U.S. Securities and Exchange Commission or such other federal agency which at such time administers the Securities Act.
“Section 2.3(a) Sale Number” has the meaning ascribed to such term in Section 2.3(a).
“Section 2.3(b) Sale Number” has the meaning ascribed to such term in Section 2.3(b).
“Section 2.3(c) Sale Number” has the meaning ascribed to such term in Section 2.3(c).
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC issued under such Act, as they may from time to time be in effect.
“Shelf Registrable Securities” has the meaning ascribed to such term in Section 2.1(a)(ii).
“Shelf Registration Statement” has the meaning ascribed to such term in Section 2.1(a)(i).
“Shelf Underwriting” has the meaning ascribed to such term in Section 2.1(a)(ii).
“Shelf Underwriting Initiating Holders” has the meaning ascribed to such term in Section 2.1(a)(ii).
“Shelf Underwriting Notice” has the meaning ascribed to such term in Section 2.1(a)(ii).
“Shelf Underwriting Request” has the meaning ascribed to such term in Section 2.1(a)(ii).
“Sponsor” has the meaning ascribed to such term in the Preamble.
“Sponsor Holders” shall mean the Sponsor and its Permitted Transferees who hold Registrable Securities.
“Sponsor Support Agreement” shall mean that certain sponsor support agreement, dated as of May 26, 2026, by and among the Sponsor, SPAC, the directors and executive officers of SPAC party thereto and the Company.
“Subsidiary” means any direct or indirect subsidiary of the Company on the date hereof and any direct or indirect subsidiary of the Company organized or acquired after the date hereof.
“Underwritten Block Trade” has the meaning ascribed to such term in Section 2.1(a)(ii).
“Valid Business Reason” has the meaning ascribed to such term in Section 2.1(c).
“WKSI” means a “well-known seasoned issuer” (as defined in Rule 405 of the Securities Act).

Section 2. Registration Rights.
2.1. Demand Registrations.
(a) (i) As soon as practicable but no later than thirty (30) calendar days following the closing of the Mergers (the “Filing Date”), the Company shall prepare and file with the SEC a shelf registration statement under Rule 415 of the Securities Act (such registration statement, a “Shelf Registration Statement”) covering the resale of all the Registrable Securities held by the Holders (in each case, determined as of two Business Days prior to such filing) on a delayed or continuous basis and shall use its commercially reasonable efforts to have such Shelf Registration Statement declared effective as soon as practicable after the filing thereof and no later than the earlier of (x) the ninetieth (90th) calendar day following the Filing Date if the SEC notifies the Company that it will “review” the Shelf Registration Statement (the “Shelf Effectiveness Deadline”) and (y) the tenth (10th) Business Day after the date the Company is notified in writing by the SEC that such Shelf Registration Statement will not be “reviewed” or will not be subject to further review; provided that (i) if the Shelf Effectiveness Deadline falls on a Saturday, Sunday or other day that the SEC is closed for business, the Shelf Effectiveness Deadline shall be extended to the next Business Day on which the SEC is open for business and (ii) if the SEC is closed for operations due to a government shutdown, the Shelf Effectiveness Deadline shall be extended by the same number of calendar days as the number of calendar days during which the SEC remains closed. Such Shelf Registration Statement shall provide for the resale of the Registrable Securities and Ordinary Shares and Ordinary Share Equivalents of the Company included therein pursuant to customary methods reasonably requested by the Holders and reasonably acceptable to the Company. The Company shall maintain the Shelf Registration Statement in accordance with the terms hereof, and shall prepare and file with the SEC such amendments, including post-effective amendments, and supplements as may be necessary to keep a Shelf Registration Statement continuously effective, available for use to permit all Holders named therein to sell their Registrable Securities included therein and in compliance with the provisions of the Securities Act until such time as there are no longer any Registrable Securities held by the Holders. The Company may, in its sole discretion, elect to include on the Shelf Registration Statement additional selling holders who are not parties to this Agreement; provided that such inclusion shall be at the Company’s election and shall not create any obligation on the Company's part to include, maintain or protect the registration of any such additional selling holders' securities, and such holders shall have no rights under this Agreement. In the event the Company files a Shelf Registration Statement on Form F-1, the Company shall use its commercially reasonable efforts to convert such Shelf Registration Statement to a Shelf Registration Statement on Form F-3 as soon as practicable after the Company is eligible to use Form F-3.
(ii) Subject to Section 2.1(c) and the provisions below with respect to the Minimum Threshold, following the expiration of any applicable lock-up period (or other contractual limitation on the ability to sell shares), each Holder (or Holders) shall have the right at any time and from time to time to elect to sell all or any part of its Registrable Securities pursuant to an underwritten offering pursuant to the Shelf Registration Statement by delivering a written request therefor to the Company specifying the number of Registrable Securities to be included in such registration and the intended method of distribution thereof. The Holder or Holders shall make such election by delivering to the Company a written request (a “Shelf Underwriting Request”) for such underwritten offering specifying the number of Registrable Securities that the Holder or Holders desire to sell pursuant to such underwritten offering (the “Shelf Underwriting”). With respect to any Shelf Underwriting Request, the Holder or Holders making such demand shall be referred to as the “Shelf Underwriting Initiating Holders”. As promptly as practicable, but no later than two (2) Business Days after receipt of a Shelf Underwriting Request, the Company shall give written notice (the “Shelf Underwriting Notice”) of such Shelf Underwriting Request to the Holders of record of other Registrable Securities registered on such Shelf Registration Statement (“Shelf Registrable Securities”). the Company, subject to Sections 2.3 and 2.6, shall include in such Shelf Underwriting (x) the Registrable Securities of the Shelf Underwriting Initiating Holders and (y) the Shelf Registrable Securities of any other Holder of Shelf Registrable Securities which shall have made a written request to the Company for inclusion in such Shelf Underwriting (which request shall specify the maximum number of Shelf Registrable Securities intended to be disposed of by such Holder) within five (5) days after the receipt of the Shelf Underwriting Notice. The Company shall, as soon as reasonably practicable, but subject to Section 2.1(b) and subject to market conditions, blackout rights under Section 2.1(c), diligence readiness, and the availability of current financial statements and disclosure required for the offering, use its reasonable best efforts to effect such Shelf Underwriting. The

Company shall, at the request of any Shelf Underwriting Initiating Holder or any other Holder of Registrable Securities registered on such Shelf Registration Statement, file any prospectus supplement or, if the applicable Shelf Registration Statement is an Automatic Shelf Registration Statement, any post-effective amendments and otherwise take any action reasonably determined by the Company, after consultation with the Shelf Underwriting Initiating Holders, to be necessary to include therein all disclosure and language deemed necessary or advisable by the Shelf Underwriting Initiating Holders or any other Holder of Shelf Registrable Securities to effect such Shelf Underwriting. Notwithstanding anything to the contrary in this Section 2.1(a)(ii), each Shelf Underwriting initiated by Shelf Underwriting Initiating Holders that do not include the Sponsor must include, in the aggregate, Registrable Securities requested to be sold by the Initiating Holders having an aggregate market value of at least the Minimum Threshold (measured based on the Registrable Securities requested to be sold by the Initiating Holders) and each Shelf Underwriting initiated by the Sponsor must include, in the aggregate, (i) Registrable Securities requested to be sold by the Sponsor Holders having an aggregate market value of at least $50 million or (ii) the majority of Registrable Securities held by the Sponsor Holders. In connection with any Shelf Underwriting (including an Underwritten Block Trade), the Company shall have the right to designate the Manager and each other managing underwriter in connection with any such Shelf Underwriting or Underwritten Block Trade, subject to Shelf Underwriting Initiating Holders’ reasonable approval. If the Shelf Underwriting involves Registrable Securities having an aggregate market value in excess of $50 million, the Company will use its reasonable efforts to make available senior executives of the Company to participate in customary “road show” presentations that may be reasonably requested by the Underwriter in any Underwritten Offering. Notwithstanding the foregoing, if a Shelf Underwriting Initiating Holder wishes to engage in an underwritten block trade or similar transaction or other transaction with a 2-day or less marketing period (collectively, “Underwritten Block Trade”) off of a Shelf Registration Statement, then notwithstanding the foregoing time periods, such Shelf Underwriting Initiating Holder only needs to notify the Company of the Underwritten Block Trade two (2) Business Days prior to the day such offering is to commence and the Holders of record of other Registrable Securities shall not be entitled to notice of such Underwritten Block Trade and shall not be entitled to participate in such Underwritten Block Trade. Notwithstanding the foregoing, the Company shall not be required to effect more than four (4) Underwritten Block Trades in any twelve (12)-month period.
(iii) In addition to the blackout and postponement rights set forth in Section 2.1(c), the Company shall have the right to delay the launch, pricing or closing of any Shelf Underwriting or Underwritten Block Trade if the Board determines in good faith that any of the following circumstances exist: (A) the Company is in possession of material non-public information that cannot be disclosed without adversely affecting the Company or its business; (B) a pending earnings release or other pending disclosure event requires that the offering be delayed; (C) the Company is engaged in, or is imminently planning to engage in, a financing or refinancing transaction; (D) the Company is engaged in acquisition or disposition activity; (E) there is material pending litigation, claims or regulatory developments affecting the Company; or (F) disclosure in the registration statement or prospectus requires updating or correction. Such delay shall not exceed the applicable limits set forth in Section 2.1(c).
(b) (i) At any time that a Shelf Registration Statement as required by Section 2.1(a) is not available for use by the Holders (a “Demand Registration Period”) other than pursuant to Section 2.1(c), subject to this Section 2.1(b) and Sections 2.1(c) and 2.3, and the provisions below with respect to the Minimum Threshold, at any time and from time to time during such Demand Registration Period, each Initiating Holder (or Initiating Holders) shall have the right to require the Company to effect one or more registration statements under the Securities Act covering all or any part of its Registrable Securities by delivering a written request therefor to the Company specifying the number of Registrable Securities to be included in such registration and the intended method of distribution thereof. Any such request by any Initiating Holder or Initiating Holders pursuant to this Section 2.1(b)(i) is referred to herein as a “Demand Registration Request,” and the registration so requested is referred to herein as a “Demand Registration”. Subject to Section 2.1(c), Demand Registrations are subject to the following limitations: (A) no more than two (2) Demand Registrations on Form F-1 or any similar long-form registration statement in the aggregate; (B) no more than one (1) Demand Registration in any six (6)-month period; (C) if an effective Shelf Registration Statement is available for use, or can reasonably be made available promptly, the Company shall not be required to effect a separate Demand

Registration and may instead direct the Holders to utilize the available Shelf Registration Statement; and (D) the Company shall not be required to effect a Demand Registration if the requested transaction size (based on the Registrable Securities requested to be sold by the Initiating Holders) is not reasonably expected to support a market underwritten transaction. The Company shall give written notice (the “Demand Exercise Notice”) of such Demand Registration Request to each of the Holders of record of Registrable Securities in accordance with Section 2.2, and, subject to Sections 2.3 and 2.6, shall include in a Demand Registration (x) the Registrable Securities of the Initiating Holders and (y) the Registrable Securities of any other Holder of Registrable Securities which shall have made a written request to the Company for inclusion in such registration pursuant to Section 2.2. Notwithstanding anything to the contrary in this Section 2.1(b)(i), each Demand Registration initiated by Initiating Holders that do not include the Sponsor must include, in the aggregate, , Registrable Securities requested to be sold by the Initiating Holders having an aggregate market value of at least the Minimum Threshold (measured based on the Registrable Securities requested to be sold by the Initiating Holders and not based on the aggregate of all securities proposed to be included by all Participating Holders). In connection with any Demand Registration, the Company shall have the right to designate the Manager and each other managing underwriter in connection with any underwritten offering pursuant to such registration, subject to the Initiating Holders’ reasonable approval; provided that in each case, each such underwriter is reasonably satisfactory to the Company, which approval shall not be unreasonably withheld or delayed.
(ii) The Company shall, as soon as reasonably practicable, but subject to Section 2.1(c), use its reasonable best efforts to (x) file or confidentially submit with the SEC (no later than (A) seventy-five (75) from the Company’s receipt of the applicable Demand Registration Request if the Demand Registration is on Form F-1 or similar long-form registration statement and or (B) forty-five (45) from the Company’s receipt of the applicable Demand Registration Request if the Demand Registration is on Form F-3 or any similar short-form registration), in each case subject to the availability of current financial statements, completion of customary diligence, and compliance with applicable SEC requirements, (y) cause to be declared effective as soon as reasonably practicable such registration statement under the Securities Act that includes the Registrable Securities which the Company has been so requested to register for distribution in accordance with the intended method of distribution, and (z) if requested by the Initiating Holders, use reasonable best efforts to seek acceleration of the effective date of the registration statement relating to such registration where appropriate under the circumstances.
(c) Notwithstanding anything to the contrary in Section 2.1(a) or Section 2.1(b), the Shelf Underwriting and Demand Registration Requests granted in Section 2.1(a) and Section 2.1(b) are subject to the following limitations: (i) the Company shall not be required to cause a registration statement filed pursuant to Section 2.1(b) to be declared effective within a period of ninety (90) days after the effective date of any other registration statement of the Company filed pursuant to the Securities Act (other than a Form F-4, Form S-8 or a comparable form or an equivalent registration form then in effect); (ii) the Company shall not be required to effect more than two (2) Demand Registrations on Form F-1 or any similar long-form registration statement at the request of the Holders in the aggregate; (iii) if the Board, in its good faith judgment, determines that any registration of Registrable Securities or Shelf Underwriting should not be made or continued because it would materially and adversely interfere with any existing or potential financing, refinancing, acquisition, corporate reorganization, merger, share exchange or other material transaction or event involving the Company or any of its subsidiaries or would otherwise result in the public disclosure of information that the Board in good faith has a bona fide business purpose for keeping confidential (a “Valid Business Reason”), then (x) the Company may postpone filing or confidentially submitting a registration statement relating to a Demand Registration Request or a prospectus supplement relating to a Shelf Underwriting Request until five (5) Business Days after such Valid Business Reason no longer exists, but in no event for more than forty-five (45) days after the date the Board determines a Valid Business Reason exists or (y) if a registration statement has been filed or confidentially submitted relating to a Demand Registration Request or a prospectus supplement has been filed relating to a Shelf Underwriting Request, the Company may, to the extent determined in the good faith judgment of the Board to be reasonably necessary to avoid interference with any of the transactions described above, delay the launch, pricing or closing of any offering, or suspend use of or, if required by the SEC, cause such registration statement to be withdrawn and its effectiveness terminated or may postpone amending or supplementing such registration statement until five (5) Business Days after such Valid Business Reason no longer exists, but in no event for more than forty-five (45) days after the date the Board determines a Valid Business Reason exists (such period of postponement or withdrawal under this clause (iii), the “Postponement Period”). The Company shall give written notice to the Initiating Holders or Shelf Underwriting Initiating Holders and any other Holders that have requested registration pursuant to Section 2.2 of its determination to postpone or suspend use of or withdraw a registration statement and of the fact that the Valid Business Reason for such postponement or suspension or withdrawal no longer exists, in each case, promptly after the occurrence thereof; provided, however, that the Company shall not be entitled to more than three (3) Postponement Periods during any twelve (12) month period.
Each Holder of Registrable Securities agrees that, upon receipt of any notice from the Company that the Company has determined to suspend use of, withdraw, terminate or postpone amending or supplementing any registration statement pursuant to clause (c)(iii) above, such Holder will discontinue its disposition of Registrable Securities pursuant to such registration statement. If the Company shall have suspended use of, withdrawn or terminated a registration statement filed under Section 2.1(b)(i) (whether pursuant to clause (c)(iii) above or as a result of any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court), the Company shall not be considered to have effected a Demand Registration for the purposes of this Agreement and such request shall not count as a Demand Registration Request under this Agreement until the Company shall have permitted use of such suspended registration statement or filed a new registration statement covering the Registrable Securities covered by the withdrawn or terminated registration statement and such registration statement shall have been declared effective and shall not have been withdrawn. If the Company shall give any notice of suspension, withdrawal or postponement of a registration statement, the Company shall, not later than five (5) Business Days after the Valid Business Reason that caused such suspension, withdrawal or postponement no longer exists (but, with respect to a suspension, withdrawal or postponement pursuant to clause (c)(iii) above, in no event later than sixty (60) days after the date of the suspension, postponement or withdrawal), as applicable, permit use of such suspended registration statement or use its reasonable best efforts to effect the registration under the Securities Act of the Registrable Securities covered by the withdrawn or postponed registration statement in accordance with this Section 2.1 (unless the Initiating Holders or Shelf Underwriting Initiating Holders shall have withdrawn such request, in which case the Company shall not be considered to have effected a Demand Registration for the purposes of this Agreement and such request shall not count as a Demand Registration Request under this Agreement), and following such permission or such effectiveness such registration shall no longer be deemed to be suspended, withdrawn or postponed pursuant to clause (iv) of Section 2.1(c) above.
(d) No Demand Registration shall be deemed to have occurred for purposes of Section 2.1(b) (i) if the registration statement relating thereto (x) does not become effective, (y) is not maintained effective for a period of at least one hundred eighty (180) days after the effective date thereof or such shorter period during which all Registrable Securities included in such Registration Statement have actually been sold (provided, however, that such period shall be extended for a period of time equal to the period any Holder of Registrable Securities refrains from selling any securities included in such Registration Statement at the request of the Company or an underwriter of the Company), or (z) is subject to a stop order, injunction, or similar order or requirement of the SEC during such period, (ii) for each Initiating Holder, if less than seventy five percent (75%) of the Registrable Securities requested by such Initiating Holder to be included in such Demand Registration are so included pursuant to Section 2.3, (iii) if the method of disposition is a firm commitment underwritten public offering and less than seventy five percent (75%) of the applicable Registrable Securities have been sold pursuant thereto (excluding any Registrable Securities included for sale in the underwriters’ overallotment option), unless such shortfall results from any of the circumstances described in clause (ii) above, or (iv) if the conditions to closing specified in any underwriting agreement, purchase agreement or similar agreement entered into in connection with the registration relating to such request are not satisfied (other than as a result of a default or breach thereunder by such Initiating Holder(s) or its Affiliates or are otherwise waived by such Initiating Holder(s)).
(e) Any Initiating Holder may withdraw or revoke a Demand Registration Request delivered by such Initiating Holder at any time prior to the effectiveness of such Demand Registration by giving written notice to the Company of such withdrawal or revocation and such Demand Registration shall have no further force or effect and such request shall not count as a Demand Registration Request under this Agreement.
2.2. Piggyback Registrations.
(a) If the Company proposes or is required to register any of its equity securities for its own account or for the account of any other shareholder under the Securities Act (other than pursuant to registrations on

Form F-4 or Form S-8 or any similar successor forms thereto), the Company shall give written notice (the “Piggyback Notice”) of its intention to do so to each of the Holders of record of Registrable Securities, at least two (2) Business Days prior to the filing of any registration statement under the Securities Act. Notwithstanding the foregoing, the Company may delay any Piggyback Notice until after filing a registration statement where the Company determines in its reasonable discretion that confidentiality or execution sensitivity requires such delay, so long as all recipients of such notice have the same amount of time to determine whether to participate in an offering as they would have had if such notice had not been so delayed. Upon the written request of any such Holder, made within two (2) Business Days following the receipt of any such Piggyback Notice (or within one (1) Business Day following receipt of such Piggyback Notice in the case of an overnight offering, bought deal or other similarly accelerated transaction) (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such Holder and the intended method of distribution thereof), and subject to the timely delivery by such Holder of all information and documentation required by the Company in connection with such registration, the Company shall, subject to Sections 2.2(c), 2.3 and 2.6 hereof, use its reasonable best efforts to cause all such Registrable Securities, the Holders of which have so requested the registration thereof, to be registered under the Securities Act with the securities which the Company at the time proposes to register to permit the sale or other disposition by the Holders (in accordance with the intended method of distribution thereof) of the Registrable Securities to be so registered, including, if necessary, by filing with the SEC a post-effective amendment or a supplement to the registration statement filed by the Company or the prospectus related thereto. There is no limitation on the number of such piggyback registrations which the Company is obligated to effect pursuant to the preceding sentence. No registration of Registrable Securities effected under this Section 2.2(a) shall relieve the Company of its obligations to effect Demand Registrations under Section 2.1 hereof. For the avoidance of doubt, this Section 2.2 shall not apply to any Underwritten Block Trade. Notwithstanding anything to the contrary in this Section 2.2, the Company shall have no obligation to effect a Piggyback Registration with respect to any Registrable Securities that, at the time of the applicable Piggyback Notice, are already covered by an effective registration statement filed pursuant to Section 2.1 and available for immediate resale thereunder.
(b) Other than in connection with a Demand Registration or a Shelf Underwriting, at any time after giving a Piggyback Notice and prior to the effective date of the registration statement filed in connection with such registration, if the Company shall determine in its sole discretion for any reason not to register or to delay registration of such equity securities, the Company may, at its election, give written notice of such determination to all Holders of record of Registrable Securities and (x) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such abandoned registration without any liability to any Holder, without prejudice, however, to the rights of Holders under Section 2.1, and (y) in the case of a determination to delay such registration of its equity securities, shall be permitted to delay the registration of such Registrable Securities for the same period as the delay in registering such other equity securities.
(c) Any Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any registration statement pursuant to this Section 2.2 by giving written notice to the Company of its request to withdraw; provided, however, that (i) such request must be made in writing prior to the earlier of the execution by such Holder of the underwriting agreement or the execution by such Holder of the custody agreement with respect to such registration or as otherwise required by the underwriters and (ii) if such withdrawal is made after launch work has materially commenced with respect to the applicable offering, the withdrawing Holder shall bear its own holder-specific incremental costs associated with such withdrawal.

2.3. Allocation of Securities Included in Registration Statement.
(a) If any requested registration or offering made pursuant to Section 2.1 (including a Shelf Underwriting) involves an underwritten offering and the Manager of such offering shall advise the Company in good faith that, in its view, the number of securities requested to be included in such underwritten offering by the Holders of Registrable Securities, the Company or any other Persons exercising contractual registration rights (“Additional Piggyback Rights”) exceeds the largest number of securities (the “Section 2.3(a) Sale Number”) that can be sold in an orderly manner in such underwritten offering within a price range acceptable to the Initiating Holders and the Majority Participating Holders, the Company shall include in such underwritten offering:
(i) first, all Registrable Securities requested to be included in such underwritten offering by the Holders thereof (including pursuant to the exercise of piggyback rights pursuant to Section 2.2); provided, however, that if the number of such Registrable Securities exceeds the Section 2.3(a) Sale Number, the number of such Registrable Securities (not to exceed the Section 2.3(a) Sale Number) to be included in such underwritten offering shall be allocated on a pro rata basis among all Holders (including each Initiating Holder) requesting that Registrable Securities be included in such underwritten offering (including pursuant to the exercise of piggyback rights pursuant to Section 2.2), based on the number of Registrable Securities then owned by each such Holder requesting inclusion in relation to the aggregate number of Registrable Securities owned by all Holders requesting inclusion; and
(ii) second, to the extent that the number of Registrable Securities to be included pursuant to clause (i) of this Section 2.3(a) is less than the Section 2.3(a) Sale Number, any securities that the Company proposes to register for its own account in connection with a bona fide concurrent primary financing by the Company, up to the Section 2.3(a) Sale Number; and (iii) third, to the extent that the number of securities to be included pursuant to clauses (i) and (ii) of this Section 2.3(a) is less than the Section 2.3(a) Sale Number, the remaining securities to be included in such underwritten offering shall be allocated on a pro rata basis among all Persons other than Holders requesting that securities be included in such underwritten offering pursuant to the exercise of Additional Piggyback Rights (“Piggyback Shares”), based on the aggregate number of Piggyback Shares then owned by each Person requesting inclusion in relation to the aggregate number of Piggyback Shares owned by all Persons requesting inclusion, up to the Section 2.3(a) Sale Number. Notwithstanding the foregoing, the Company shall have the right to defer or delay any Shelf Underwriting or Demand Registration under this Section 2.3(a) pursuant to its blackout and postponement rights under Section 2.1(c) rather than proceeding with a registration or offering in a financing-sensitive window, and nothing in this Section 2.3(a) shall limit such rights.
(b) If any registration or offering made pursuant to Section 2.2 involves an underwritten primary offering on behalf of the Company and the Manager shall advise the Company that, in its view, the number of securities requested to be included in such underwritten offering by the Holders of Registrable Securities, the Company or any other Persons exercising Additional Piggyback Rights exceeds the largest number of securities (the “Section 2.3(b) Sale Number”) that can be sold in an orderly manner in such underwritten offering within a price range acceptable to the Company, the Company shall include in such underwritten offering:
(i) first, all equity securities that the Company proposes to register for its own account; and
(ii) second, to the extent that the number of securities to be included pursuant to clause (i) of this Section 2.3(b) is less than the Section 2.3(b) Sale Number, the remaining Registrable Securities to be included in such underwritten offering shall be allocated on a pro rata basis among all Holders requesting that Registrable Securities be included in such underwritten offering pursuant to the exercise of piggyback rights pursuant to Section 2.2(a), based on the aggregate number of Registrable Securities then owned by each such Holder requesting inclusion in relation to the aggregate number of Registrable Securities owned by all Holders requesting inclusion, up to the Section 2.3(b) Sale Number; provided that the Company may, upon the advice of the managing underwriter that inclusion of all or any portion of the Holders' Registrable Securities would materially adversely affect the timing, pricing or success of the Company's offering, exclude all or any portion of such Registrable Securities from such offering; and (iii) third, to the extent that the number of securities to be included pursuant to clauses (i) and (ii) of this

Section 2.3(b) is less than the Section 2.3(b) Sale Number, the remaining securities to be included in such underwritten offering shall be allocated on a pro rata basis among all Persons requesting that Piggyback Shares be included in such underwritten offering pursuant to the exercise of Additional Piggyback Rights, based on the aggregate number of Piggyback Shares then owned by each Person requesting inclusion in relation to the aggregate number of Piggyback Shares owned by all Persons requesting inclusion, up to the Section 2.3(b) Sale Number.
(c) If any registration pursuant to Section 2.2 involves an underwritten offering that was initially requested by any Person(s) (other than a Holder) to whom the Company has granted registration rights which are not inconsistent with the rights granted in, and do not otherwise conflict with the terms of, this Agreement and the Manager shall advise the Company that, in its view, the number of securities requested to be included in such underwritten offering exceeds the largest number of securities (the “Section 2.3(c) Sale Number”) that can be sold in an orderly manner in such underwritten offering within a price range acceptable to the Company, the Company shall include in such underwritten offering:
(i) first, if the Company is also selling securities in such offering, all securities that the Company proposes to register for its own account, up to the Section 2.3(c) Sale Number; and thereafter, the shares requested to be included in such underwritten offering shall be allocated on a pro rata basis among such Person(s) requesting the registration and all Holders requesting that Registrable Securities be included in such underwritten offering pursuant to the exercise of piggyback rights pursuant to Section 2.2(a), based on the aggregate number of securities or Registrable Securities, as applicable, then owned by each of the foregoing requesting inclusion in relation to the aggregate number of securities or Registrable Securities, as applicable, owned by all such Persons and Holders requesting inclusion, up to the Section 2.3(c) Sale Number; and
(ii) second, to the extent that the number of securities to be included pursuant to clause (i) of this Section 2.3(c) is less than the Section 2.3(c) Sale Number, the remaining securities to be included in such underwritten offering shall be allocated on a pro rata basis among all Persons requesting that Piggyback Shares be included in such underwritten offering pursuant to the exercise of Additional Piggyback Rights, based on the aggregate number of Piggyback Shares then owned by each Person requesting inclusion in relation to the aggregate number of Piggyback Shares owned by all Persons requesting inclusion, up to the Section 2.3(c) Sale Number; and (iii) third, to the extent that the number of securities to be included pursuant to clauses (i) and (ii) of this Section 2.3(c) is less than the Section 2.3(c) Sale Number, and if not already included pursuant to clause (i) above, any equity securities that the Company proposes to register for its own account, up to the Section 2.3(c) Sale Number. The Company acknowledges that it may grant registration rights in future financing or strategic transactions, and nothing in this Section 2.3(c) shall be construed to limit the Company’s ability to do so, provided that such rights are not materially inconsistent with the rights of Holders under this Agreement in accordance with Section 2.10.
(d) If, as a result of the proration provisions set forth in clauses (a), (b) or (c) of this Section 2.3, any Holder shall not be entitled to include all Registrable Securities in an underwritten offering that such Holder has requested be included, such Holder may elect to withdraw such Holder’s request to include Registrable Securities in the registration to which such underwritten offering relates or may reduce the number requested to be included; provided, however, that (x) such request must be made in writing prior to the earlier of such Holder’s execution of the underwriting agreement or such Holder’s execution of the custody agreement with respect to such registration and (y) such withdrawal or reduction shall be irrevocable and, after making such withdrawal or reduction, such Holder shall no longer have any right to include Registrable Securities in the registration as to which such withdrawal or reduction was made to the extent of the Registrable Securities so withdrawn or reduced. Following any such withdrawal or reduction by a Holder, the Company and the managing underwriter shall have the right to reallocate any resulting available capacity among the remaining Participating Holders and/or the Company in their reasonable discretion, and such reallocation shall not create any delay rights or recirculation obligations for any party except as required by applicable law.
2.4. Registration Procedures. If and whenever the Company is required by the provisions of this Agreement to effect or cause the registration of and/or participate in any offering or sale of any Registrable Securities under the Securities Act as provided in this Agreement (or use reasonable best efforts to accomplish the same), the Company shall, as soon as reasonably practicable, subject to this Agreement, market conditions, blackout rights under Section 2.1(c), underwriter requirements and applicable law:
(a) prepare and file all filings with the SEC and FINRA as soon as practicable required for the consummation of the offering, including preparing and filing with the SEC a registration statement on an appropriate registration form of the SEC for the disposition of such Registrable Securities in accordance with the intended method of disposition thereof, which registration form (i) shall be selected by the Company (except as provided for in a Demand Registration Request) and (ii) shall, in the case of a shelf registration, be available for the sale of the Registrable Securities by the selling Holders thereof and such registration statement shall comply as to form in all material respects with the requirements of the applicable registration form and include all financial statements required by the SEC to be filed therewith, and the Company shall use its reasonable best efforts to cause such registration statement to become effective and remain continuously effective for such period as required by this Agreement (provided, however, that as far in advance as reasonably practicable before filing a registration statement or prospectus or any amendments or supplements thereto, or comparable statements under securities or state “blue sky” laws of any jurisdiction, or any free writing prospectus related thereto, the Company will furnish to the Holders participating in the planned offering and to the Manager, if any, copies of all such documents proposed to be filed (including all exhibits thereto), which documents will be subject to their reasonable review and reasonable comment, and the Company shall consider such timely comments in good faith; provided that the Company retains sole control over the content and timing of all SEC filings, and Holder comment rights shall be limited to (x) information concerning such Holders, (y) the plan of distribution, and (z) offering mechanics directly relating to such Holders; provided, further, that no Holder or underwriter shall have any right to object to or delay any filing on the basis of any matter other than the foregoing); provided, further, that, notwithstanding the foregoing, in no event shall the Company be required to file any document with the SEC which in the view of the Company or its counsel contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make any statement therein not misleading;
(b) (i) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith and such free writing prospectuses and Exchange Act reports as may be necessary to keep such registration statement continuously effective for the period expressly required under this Agreement, subject to the suspension and blackout rights set forth herein, and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities covered by such registration statement, and any prospectus so supplemented to be filed pursuant to Rule 424 under the Securities Act, in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement and (ii) provide notice to such sellers of Registrable Securities and the Manager, if any, of the Company’s reasonable determination that a post-effective amendment to a registration statement would be appropriate;
(c) furnish, without charge, to each Participating Holder and each underwriter, if any, of the securities covered by such registration statement such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits), the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, each free writing prospectus utilized in connection therewith, in each case, in conformity with the requirements of the Securities Act, and other documents, as such seller and underwriter may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such seller (the Company hereby consenting to the use in accordance with all applicable laws of each such registration statement (or amendment or post-effective amendment thereto) and each such prospectus (or preliminary prospectus or supplement thereto) or free writing prospectus by each such Participating Holder and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such registration statement or prospectus); provided that electronic delivery shall be deemed sufficient for purposes of this Section 2.4(c);
(d) use its reasonable best efforts to register or qualify the Registrable Securities covered by such registration statement under such other securities or state “blue sky” laws of such jurisdictions as any sellers of Registrable Securities or any managing underwriter, if any, shall reasonably request in writing, and do any and all other acts and things which may be reasonably necessary or advisable to enable such sellers or underwriter, if any, to consummate the disposition of the Registrable Securities in such jurisdictions (including keeping such registration or qualification in effect for so long as such registration statement remains in effect), except that in no event shall the Company be required to qualify to do business as a foreign corporation in any jurisdiction where it would not, but for the requirements of this paragraph (d), be required to be so qualified, to subject itself to taxation in any such jurisdiction, consent to general service of process in any such jurisdiction, incur any material tax burden in any such jurisdiction, or incur any material regulatory burden in any foreign jurisdiction;
(e) promptly notify each Participating Holder and each managing underwriter, if any: (i) when the registration statement, any pre-effective amendment, the prospectus or any prospectus supplement related thereto, any post-effective amendment to the registration statement or any free writing prospectus has been filed with the SEC and, with respect to the registration statement or any post-effective amendment, when the same has become effective; (ii) of any request by the SEC or state securities authority for amendments or supplements to the registration statement or the prospectus related thereto or for additional information; (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or state “blue sky” laws of any jurisdiction or the initiation of any proceeding for such purpose; (v) of the existence of any fact of which the Company becomes aware which results in the registration statement or any amendment thereto, the prospectus related thereto or any supplement thereto, any document incorporated therein by reference, any free writing prospectus or the information conveyed at the time of sale to any purchaser containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statement therein not misleading; and (vi) if at any time the representations and warranties contemplated by any underwriting agreement, securities sale agreement, or other similar agreement, relating to the offering shall cease to be true and correct in all material respects (unless otherwise qualified by materiality in which case such representations and warranties shall cease to be true and correct in all respects); and, if the notification relates to an event described in clause (v), the Company shall determine whether a Postponement Period applies, and unless the Company has declared that a Postponement Period exists, the Company shall promptly prepare and furnish to each such seller and each underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading;
(f) comply (and continue to comply) with all applicable rules and regulations of the SEC (to the extent required by applicable law) (including maintaining disclosure controls and procedures (as defined in Exchange Act Rule 13a-15(e)) and internal control over financial reporting (as defined in Exchange Act Rule 13a-15(f)) in accordance with the Exchange Act), it being understood that this Section 2.4(f) does not create contractual standards above those required by applicable securities laws, and make generally available to its security holders (including by way of filings with the SEC), as soon as reasonably practicable after the effective date of the registration statement (and in any event within forty-five (45) days, or ninety (90) days if it is a fiscal year, after the end of such twelve month period described hereafter), an earnings statement (which need not be audited) covering the period of at least twelve (12) consecutive months beginning with the first day of the Company’s first calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;
(g) (i) (A) use its reasonable best efforts to cause all such Registrable Securities covered by such registration statement to be listed on the principal securities exchange on which similar securities issued by the Company are then listed, to the extent permitted by the rules of such exchange and subject to the Company's eligibility therefor, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (B) if no similar securities are then so listed, use its reasonable best efforts to either cause all such Registrable Securities to be listed on a national securities exchange or to secure designation of all such Registrable Securities as a New York Stock Exchange “national market system security” within the meaning of Rule 11Aa2-1 of the Exchange Act or, failing that, secure New York Stock Exchange authorization for such shares and, without limiting the generality of the foregoing, take all actions that may be required by the Company as the issuer of such Registrable Securities in order to facilitate the managing underwriter’s arranging for the registration of at least two market makers as such with respect to such shares with FINRA, and (ii) comply (and continue to comply) with the requirements of any self-regulatory organization applicable to the Company, including all corporate governance requirements;
(h) cause its senior management, officers and employees to participate in, and to otherwise facilitate and cooperate with the preparation of the registration statement and prospectus and any amendments or supplements thereto (including participating in meetings, drafting sessions, due diligence sessions and rating agency presentations) to a commercially reasonable extent, taking into account the Company’s reasonable business needs and the reasonable availability of management personnel;
(i) provide and cause to be maintained a transfer agent and registrar for all such Registrable Securities covered by such registration statement not later than the effective date of such registration statement and, in the case of any secondary equity offering, provide and enter into any reasonable agreements with a custodian for the Registrable Securities;
(j) enter into such customary agreements (including, if applicable, an underwriting agreement customary for the applicable transaction type) and take such other actions as the Initiating Holder or the Majority Participating Holders or the underwriters shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (it being understood that the Holders of the Registrable Securities which are to be distributed by any underwriters shall be parties to any such underwriting agreement and may, at their option, require that the Company make for the benefit of such Holders the representations, warranties and covenants of the Company which are being made to and for the benefit of such underwriters); provided that no Holder shall have the right to require the Company to make representations, warranties, covenants, bring-downs, comfort letters or other protections that are not customary for the applicable transaction type;
(k) use its reasonable best efforts (i) to obtain opinions from the Company’s counsel, including local and/or regulatory counsel, and a “comfort” letter and updates thereof from the independent public accountants who have certified the financial statements of the Company (and/or any other financial statements) included or incorporated by reference in such registration statement, in each case, to the extent customary for the applicable offering type and subject to the availability of such opinions and letters from the relevant professionals on customary terms, in customary form and covering such matters as are customarily covered by such opinions and “comfort” letters (including, in the case of such “comfort” letter, events subsequent to the date of such financial statements) delivered to underwriters in underwritten public offerings, which opinions and letters shall be dated the dates such opinions and “comfort” letters are customarily dated and otherwise reasonably satisfactory to the underwriters, if any, and (ii) furnish to each Participating Holder and to each underwriter, if any, a copy of such opinions and letters addressed to such underwriter to the extent customary and permitted by the relevant professionals;
(l) deliver promptly to counsel for the Majority Participating Holders and to each managing underwriter, if any, copies of all correspondence between the SEC and the Company, its counsel or auditors and all memoranda relating to discussions with the SEC or its staff with respect to the registration statement, and, upon receipt of such confidentiality agreements as the Company may reasonably request, make reasonably available for inspection by counsel for the Majority Participating Holders, by counsel for any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by the Majority Participating Holders or any such underwriter, in each case in connection with underwritten offerings only, during regular business hours, all customary diligence materials reasonably necessary for the applicable offering, and cause all of the Company’s officers, directors and employees to supply all information reasonably requested by any such counsel for the Majority Participating Holders, counsel for an underwriter, attorney, accountant or agent in connection with such registration statement;
(m) use its reasonable best efforts to prevent the issuance or obtain the prompt withdrawal of any order suspending the effectiveness of the registration statement, or the prompt lifting of any suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction, in each case, as promptly as reasonably practicable;
(n) provide a CUSIP number for all Registrable Securities, not later than the effective date of the registration statement;

(o) use its reasonable best efforts to make available its senior management for participation in “road shows” and other marketing efforts and otherwise provide reasonable assistance to the underwriters (taking into account the Company’s reasonable business needs and the requirements of the marketing process) in the marketing of Registrable Securities in any marketed underwritten offering where the aggregate market value of Registrable Securities included in such offering exceeds $50 million; provided that (i) no road show obligation shall apply in connection with any Underwritten Block Trade or any offering that does not involve a formal marketing period, and (ii) any road show obligation shall be subject to the reasonable availability of management;
(p) promptly prior to the filing of any document which is to be incorporated by reference into the registration statement or the prospectus (after the initial filing or confidential submission of such registration statement), and prior to the filing or use of any free writing prospectus, provide copies of such document to counsel for the Majority Participating Holders and to each managing underwriter, if any, and make the Company’s representatives reasonably available for discussion of such document and make such changes in such document concerning information specifically relating to the Participating Holders or offering-specific disclosure directly relating to such Holders contained therein prior to the filing thereof as counsel for the Majority Participating Holders or underwriters may reasonably request (provided, however, that, notwithstanding the foregoing, in no event shall the Company be required to file or confidentially submit any document with the SEC which in the view of the Company or its counsel contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make any statement therein not misleading);
(q) furnish to counsel for the Majority Participating Holders and to each managing underwriter, without charge, upon request, at least one conformed copy of the registration statement and any post-effective amendments or supplements thereto, including financial statements and schedules, all documents incorporated therein by reference, the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus), any other prospectus and prospectus supplement filed under Rule 424 under the Securities Act and all exhibits (including those incorporated by reference) and any free writing prospectus utilized in connection therewith;
(r) cooperate with the Participating Holders and the managing underwriter, if any, to facilitate the timely preparation and delivery of certificates not bearing any restrictive legends representing the Registrable Securities to be sold, and cause such Registrable Securities to be issued in such denominations and registered in such names in accordance with the underwriting agreement at least two (2) Business Days prior to any sale of Registrable Securities to the underwriters or, if not an underwritten offering, in accordance with the instructions of the Participating Holders at least two (2) Business Days prior to any sale of Registrable Securities and instruct any transfer agent and registrar of Registrable Securities to release any stop transfer orders in respect thereof (and, in the case of Registrable Securities registered on a Shelf Registration Statement, at the request of any Holder, prepare and deliver certificates representing such Registrable Securities not bearing any restrictive legends and deliver or cause to be delivered an opinion or instructions to the transfer agent in order to allow such Registrable Securities to be sold from time to time); provided that the Company shall have no obligation to remove any restrictive legend or release any stop transfer order where contractual or legal restrictions continue to apply to the relevant securities;
(s) include in any prospectus or prospectus supplement such updated financial or business information for the Company's most recent period as the Company reasonably determines is appropriate, legally permissible and customary for marketing the applicable offering; provided that the Company shall not be required to include in any prospectus or prospectus supplement (i) nonpublic forecasts, (ii) estimated results or ranges of results, (iii) earnings guidance or guidance ranges, or (iv) any other material non-public information not otherwise intended for public disclosure at such time;
(t) include in any prospectus or prospectus supplement if requested by any managing underwriter updated financial or business information for the Company’s most recent period or current quarterly period (including estimated results or ranges of results) if required for purposes of marketing the offering in the view of the managing underwriter;

(u) take no direct or indirect action prohibited by Regulation M under the Exchange Act; provided, however, that to the extent that any prohibition is applicable to the Company, the Company will use its reasonable best efforts to make any such prohibition inapplicable;
(v) use its reasonable best efforts to cause the Registrable Securities covered by the applicable registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Participating Holders or the underwriters, if any, to consummate the disposition of such Registrable Securities;
(w) take all such other commercially reasonable actions as are customary and as are necessary or advisable under applicable law in order to expedite or facilitate the disposition of such Registrable Securities;
(x) take all reasonable action to ensure that any free writing prospectus utilized in connection with any registration covered by Section 2.1 or 2.2 complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related prospectus, prospectus supplement and related documents, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;
(y) in connection with any underwritten offering, if at any time the information conveyed to a purchaser at the time of sale includes any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, promptly file with the SEC such amendments or supplements to such information as may be necessary so that the statements as so amended or supplemented will not, in the light of the circumstances, be misleading;
(z) to the extent required by applicable rules and regulations of FINRA, retain a Qualified Independent Underwriter acceptable to the managing underwriter; and
(aa) use commercially reasonable best efforts, in good faith, to cooperate with the managing underwriters, Participating Holders, any indemnitee of the Company and their respective counsel in connection with the preparation and filing of any applications, notices, registrations and responses to requests for additional information with FINRA, Nasdaq, or any other national securities exchange on which the Ordinary Shares are listed.
To the extent the Company is a WKSI at the time any Demand Registration Request is submitted to the Company, the Company shall file an automatic shelf registration statement (as defined in Rule 405 under the Securities Act) (an “Automatic Shelf Registration Statement”) on Form F-3 which covers those Registrable Securities which are requested to be registered. The Company shall not knowingly take any action primarily for the purpose of causing it to cease to be a WKSI or to become an ineligible issuer (as defined in Rule 405 under the Securities Act) during the period during which such Automatic Shelf Registration Statement is required to remain effective. If the Company does not pay the filing fee covering the Registrable Securities at the time the Automatic Shelf Registration Statement is filed, the Company shall pay such fee at such time or times as the Registrable Securities are to be sold in compliance with applicable SEC rules. If any Automatic Shelf Registration Statement has been effective for at least three (3) years, the Company shall, at or prior to the end of the third year, file a new shelf registration statement covering the Registrable Securities. Notwithstanding anything to the contrary herein, if at any time the Company is required to re-evaluate its WKSI status and determines that it is no longer a WKSI, the Company shall not be required to file or maintain an Automatic Shelf Registration Statement and its obligation hereunder shall instead be to use its reasonable best efforts to file, as promptly as reasonably practicable, a shelf registration statement on Form F-3 or, if Form F-3 is then unavailable, on Form F-1, and to keep such registration statement effective for so long as required by this Agreement.
The Company may require as a condition precedent to the Company’s obligations under this Section 2.4 that each Participating Holder as to which any registration is being effected (i) furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request (including as required under state securities laws), provided that such information is necessary for the Company to consummate such registration and shall be used only in connection with such registration and (ii) provide any underwriters participating in the distribution of such securities such information as the underwriters may request and execute and deliver any agreements, certificates or other documents as the underwriters may request. If any Holder fails to timely furnish accurate and complete information required pursuant to this Section 2.4, the Company may, without liability, exclude such Holder's Registrable Securities from the applicable registration or offering.
Each Holder of Registrable Securities agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in clause (v) of paragraph (e) of this Section 2.4, such Holder will discontinue such Holder’s disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by paragraph (e) of this Section 2.4 and, if so directed by the Company, will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, then in such Holder’s possession of the prospectus covering such Registrable Securities that was in effect at the time of receipt of such notice. In the event the Company shall give any such notice, the applicable period mentioned in paragraph (b) of this Section 2.4 shall be extended by the number of days during such period from and including the date of the giving of such notice to and including the date when each Participating Holder covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by paragraph (e) of this Section 2.4.
The Company agrees not to file or make any amendment to any registration statement with respect to any Registrable Securities, or any amendment of or supplement to the prospectus, or any free writing prospectus, which amendment refers to any Holder covered thereby by name, or otherwise identifies such Holder, without the consent of such Holder, such consent not to be unreasonably withheld or delayed, unless such disclosure is required by law, in which case the Company shall provide written notice to such Holders no less than five (5) Business Days prior to the filing.
2.5. Registration Expenses.
(a) The Company shall pay all Expenses with respect to any registration or offering of Registrable Securities pursuant to Section 2, whether or not a registration statement becomes effective or the offering is consummated.
(b) Notwithstanding the foregoing, (x) the provisions of this Section 2.5 shall be deemed amended to the extent necessary to cause these expense provisions to comply with state “blue sky” laws of each state in which the offering is made and (y) in connection with any underwritten offering hereunder, each Participating Holder shall pay all underwriting discounts and commissions and any transfer taxes, if any, attributable to the sale of such Registrable Securities, pro rata with respect to payments of discounts and commissions in accordance with the number of shares sold in the offering by such Participating Holder.
2.6. Certain Limitations on Registration Rights. In the case of any registration under Section 2.1 involving an underwritten offering, or, in the case of a registration under Section 2.2, if the Company has determined to enter into an underwriting agreement in connection therewith, all securities to be included in such underwritten offering shall be subject to such underwriting agreement and no Person may participate in such underwritten offering unless such Person (i) agrees to sell such Person’s securities on the basis provided therein and completes and executes all reasonable questionnaires, and other customary documents (including custody agreements, powers of attorney, indemnities, lock-up agreements) which must be executed in connection therewith; provided, however, that all such documents shall be consistent with the provisions hereof and (ii) provides such other information to the Company or the underwriter as may be necessary to register such Person’s securities. If any Holder fails to execute required customary documents or provide requested information by the deadline reasonably established by the Company or the underwriters in connection with any registration or offering, the Company may, without liability to such Holder, exclude such Holder's Registrable Securities from such registration or offering. Any lock-up or related undertakings required of Holders in connection with any registration or offering shall be customary for the applicable transaction type and no more restrictive than those imposed on similarly situated selling shareholders participating in such offering.
2.7. Limitations on Sale or Distribution of Other Securities.
(a) Each Holder that is a director or officer of the Company agrees, to the extent requested by the Manager of any underwritten public offering pursuant to a registration or offering effected pursuant to Section 2.1 (including any Shelf Underwriting pursuant to Section 2.1(a)) or Section 2.2 (including any offering effected by the Company for its own account ), not to sell, transfer or otherwise dispose of, including any sale pursuant to Rule 144, any Ordinary Shares or Ordinary Share Equivalents (other than as part of such underwritten public offering) during the time period reasonably requested by the Manager, not to exceed the period from seven days prior to the pricing date of such offering until ninety (90) days after the pricing date of such offering or such shorter period as agreed by the Manager, the Company or any executive officer or director of the Company.
(b) The Company hereby agrees that, in connection with any firmly underwritten marketed offering pursuant to Section 2.1 (including any Shelf Underwriting pursuant to Section 2.1(a)) or 2.2, the Company shall not sell, transfer, or otherwise dispose of, any Ordinary Shares or Ordinary Share Equivalent (other than as part of such underwritten public offering, a registration on Form F-4 or Form S-8 or any successor or similar form which is (x) then in effect or (y) shall become effective upon the conversion, exchange or exercise of any then outstanding Ordinary Share Equivalent), until a period from seven days prior to the pricing date of such offering until ninety (90) days after the pricing date of such offering or such shorter period as the Manager, the Company or any executive officer or director of the Company shall agree to and the Company shall so provide in any registration rights agreements hereafter entered into with respect to any of its securities.
2.8. No Required Sale. Nothing in this Agreement shall be deemed to create an independent obligation on the part of any Holder to sell any Registrable Securities pursuant to any effective registration statement. A Holder is not required to include any of its Registrable Securities in any registration statement, is not required to sell any of its Registrable Securities which are included in any effective registration statement, and may sell any of its Registrable Securities in any manner in compliance with applicable law (subject to applicable lock-up restrictions) even if such shares are already included on an effective registration statement.
2.9. Indemnification.
(a) In the event of any registration or offer and sale of any securities of the Company under the Securities Act pursuant to this Section 2, the Company will (without limitation as to time), and hereby agrees to, and hereby does, indemnify and hold harmless, to the fullest extent permitted by law, each Participating Holder, its directors, officers, employees, stockholders, members, general and limited partners, agents, affiliates, representatives, successors and assigns (and the directors, officers, employees, stockholders, members, general and limited partners, agents, affiliates, representatives, successors and assigns thereof), each other Person who participates as a seller (and its directors, officers, employees, stockholders, members, general and limited partners, agents, affiliates, representatives, successors and assigns), underwriter or Qualified Independent Underwriter, if any, in the offering or sale of such securities, each officer, director, employee, stockholder, managing director, agent, affiliate, representative, successor, assign or partner of such underwriter or Qualified Independent Underwriter, and each other Person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) such seller or any such underwriter or Qualified Independent Underwriter and each director, officer, employee, stockholder, managing director, agent, affiliate, representative, successor, assign or partner of such controlling Person, from and against any and all losses, claims, damages or liabilities, joint or several, actions or proceedings (whether commenced or threatened) and expenses (including reasonable fees of counsel and any amounts paid in any settlement effected with the Company’s consent, which consent shall not be unreasonably withheld or delayed) to which each such indemnified party may become subject under the Securities Act or otherwise in respect thereof (collectively, “Claims”), insofar as such Claims arise out of, are based upon, relate to or are in connection with (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such securities were registered under the Securities Act or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary prospectus or any amendment or supplement thereto, together with the documents incorporated by reference therein, or any free writing prospectus utilized in connection therewith, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and the Company will reimburse any such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim as such expenses are incurred; provided, however, that the Company shall not be liable to any such indemnified party in any such case to the extent such Claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact made in such registration statement or amendment thereof or supplement thereto or in any such prospectus or any preliminary, final or summary prospectus or free writing prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of such indemnified party specifically for use therein. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of such securities by such seller.
(b) Each Participating Holder (and, if the Company requires as a condition to including any Registrable Securities in any registration statement filed in accordance with Section 2.1 or 2.2, any underwriter and Qualified Independent Underwriter, if any) shall, severally and not jointly, indemnify and hold harmless (in the same manner and to the same extent as set forth in paragraph (a) of this Section 2.9) to the extent permitted by law the Company, its officers and its directors, each Person controlling the Company within the meaning of the Securities Act and all other prospective sellers and their directors, officers, stockholders, fiduciaries, managing directors, agents, affiliates, representatives, successors, assigns or general and limited partners and respective controlling Persons with respect to any untrue statement or alleged untrue statement of any material fact in, or omission or alleged omission of any material fact from, such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, or any free writing prospectus utilized in connection therewith, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or its representatives by or on behalf of such Participating Holder specifically for use in the relevant disclosure document, and each such Participating Holder, underwriter or Qualified Independent Underwriter, if any, shall reimburse such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim as such expenses are incurred; provided, however, that the aggregate amount which any such Participating Holder shall be required to pay pursuant to this Section 2.9 (including pursuant to indemnity, contribution or otherwise) shall in no case be greater than the amount of the net proceeds received by such Participating Holder upon the sale of the Registrable Securities pursuant to the registration statement giving rise to such Claim; provided, further, that such Participating Holder shall not be liable in any such case to the extent that prior to the filing or confidential submission of any such registration statement or prospectus or amendment thereof or supplement thereto, or any free writing prospectus utilized in connection therewith, such Participating Holder has furnished in writing to the Company information expressly for use in such registration statement or prospectus or any amendment thereof or supplement thereto or free writing prospectus which corrected or made not misleading information previously furnished to the Company. The Company and each Participating Holder hereby acknowledge and agree that, unless otherwise expressly agreed to in writing by such Participating Holders to the contrary, for all purposes of this Agreement, the only information furnished or to be furnished to the Company for use in any such registration statement, preliminary, final or summary prospectus or amendment or supplement thereto, or any free writing prospectus, are statements specifically relating to (i) the beneficial ownership of Ordinary Shares by such Participating Holder and its Affiliates as disclosed in the section of such document entitled “Selling Stockholders” or “Principal and Selling Stockholders” and (ii) the name and address of such Participating Holder. If any additional information about such Holder or the plan of distribution (other than for an underwritten offering) is required by law to be disclosed in any such document, then such Holder shall not unreasonably withhold its agreement referred to in the immediately preceding sentence. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of such securities by such Holder.
(c) Indemnification similar to that specified in the preceding paragraphs (a) and (b) of this Section 2.9 (with appropriate modifications) shall be given by the Company and each Participating Holder, to the extent permitted by law, with respect to any required registration or other qualification of securities under any applicable securities and state “blue sky” laws.
(d) Any Person entitled to indemnification under this Agreement shall notify promptly the indemnifying party in writing of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 2.9, but the failure of any indemnified party to provide such notice shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 2.9, except to the extent the indemnifying party is materially and actually prejudiced thereby and shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this Section 2.9. In case any action or proceeding is brought against an indemnified party and such indemnified party shall have notified the indemnifying party of the commencement thereof (as required above), the indemnifying party shall be entitled to participate therein and, unless in the reasonable opinion of outside counsel to the indemnified party a conflict of interest between such indemnified and indemnifying parties exists in respect of such Claim, to assume the defense thereof jointly with any other indemnifying party similarly notified, to the extent that it chooses, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party that it so chooses, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that (i) if the indemnifying party fails to take reasonable steps necessary to defend diligently the action or proceeding within twenty (20) days after receiving notice from such indemnified party that the indemnified party believes it has failed to do so; or (ii) if such indemnified party who is a defendant in any action or proceeding which is also brought against the indemnifying party reasonably shall have concluded that there may be one or more legal or equitable defenses available to such indemnified party which are not available to the indemnifying party or which may conflict with or be different from those available to another indemnified party with respect to such Claim; or (iii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, then, in any such case, the indemnified party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all indemnified parties in each jurisdiction, except to the extent any indemnified party or parties reasonably shall have made a conclusion described in clause (ii) or (iii) above) and the indemnifying party shall be liable for any expenses therefor. No indemnifying party shall be liable for any settlement of any proceeding effected without its written consent (which consent shall not be unreasonably withheld or delayed), but if settled with such consent or if there be a final judgment for the plaintiff, such indemnifying party agrees to indemnify each indemnified party from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment includes an unconditional release of the indemnified party from all liability arising out of such action or claim.
(e) If for any reason the foregoing indemnity is unavailable, unenforceable or is insufficient to hold harmless an indemnified party under Sections 2.9(a), (b) or (c), then each applicable indemnifying party shall contribute to the amount paid or payable to such indemnified party as a result of any Claim in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the indemnified party, on the other hand, with respect to such Claim. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. If, however, the allocation provided in the second preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative faults but also the relative benefits of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The parties hereto agree that it would not be just and equitable if any contribution pursuant to this Section 2.9(e) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentences of this Section 2.9(e). The amount paid or payable in respect of any Claim shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Notwithstanding anything in this Section 2.9(e) to the contrary, no indemnifying party (other than the Company) shall be required pursuant to this Section 2.9(e) to contribute any amount greater than the amount of the net proceeds received by such indemnifying party from the sale of Registrable Securities pursuant to the registration statement giving rise to such Claim, less the amount of any indemnification payment made by such indemnifying party pursuant to Sections 2.9(b) and (c). In addition, no Holder of Registrable Securities or any Affiliate thereof shall be required to pay any amount under this Section 2.9(e) unless such Person or entity would have been required to pay an amount pursuant to Section 2.9(b) if it had been applicable in accordance with its terms.
(f) The indemnity and contribution agreements contained herein shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party and shall survive the transfer of the Registrable Securities by any such party.
(g) The indemnification and contribution required by this Section 2.9 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.
2.10. No Inconsistent Agreements. The Company shall not enter into any agreement with respect to its securities that materially and adversely impairs the rights of the Holders under this Agreement, taken as a whole, without the consent required under Section 4.4. For the avoidance of doubt, the Company retains the right to grant registration rights to future investors, lenders, strategic partners or other Persons in connection with “PIPEs,” financing transactions, acquisition-related transactions or other strategic arrangements, provided that such rights do not materially and adversely impair the rights of the Holders under this Agreement, taken as a whole.
Section 3. Underwritten Offerings.
3.1. Requested Underwritten Offerings. If requested by the underwriters for any underwritten offering pursuant to a registration requested under Section 2.1, the Company shall enter into a customary underwriting agreement with the underwriters. Such underwriting agreement shall (i) be satisfactory in form and substance to the Initiating Holders and the Majority Participating Holders, (ii) contain terms not inconsistent with the provisions of this Agreement and (iii) contain such representations and warranties by, and such other agreements on the part of, the Company and such other terms as are generally prevailing in agreements of that type, including indemnities and contribution agreements on substantially the same terms as those contained herein or as otherwise customary for the lead underwriter. The Company shall determine the terms of any underwriting agreement in consultation with the underwriters and the Initiating Holders. Every Participating Holder shall be a party to such underwriting agreement. Each Participating Holder shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than customary representations of a selling shareholder, including representations, warranties or agreements regarding its ownership of and title to the Registrable Securities, any written information specifically provided by such Participating Holder for inclusion in the registration statement and its intended method of distribution; and any liability of such Participating Holder to any underwriter or other Person under such underwriting agreement for indemnity, contribution or otherwise shall in no case be greater than the amount of the net proceeds received by such Participating Holder upon the sale of Registrable Securities pursuant to such registration statement and in no event shall relate to anything other than information about such Holder specifically provided by such Holder for use in the registration statement and prospectus. Each Participating Holder may be required to execute customary lock-up agreements, custody agreements, powers of attorney and related selling shareholder documents as are customary for the applicable transaction type and consistent with the terms of this Agreement.
3.2. Piggyback Underwritten Offerings. In the case of a registration pursuant to Section 2.2, if the Company shall have determined to enter into an underwriting agreement in connection therewith, all of the Participating Holders’ Registrable Securities to be included in such registration shall be subject to such underwriting agreement. The Company and the managing underwriter shall control the structure, timing and terms of the offering, subject to the rights of Holders expressly set forth in this Agreement. Each such Participating Holder shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than customary representations of a selling shareholder, including representations, warranties or agreements regarding its ownership of and title to the Registrable Securities, any written information specifically provided by such Participating Holder for inclusion in the registration statement and its intended method of distribution; and any liability of such Participating Holder to any underwriter or other Person under such underwriting agreement shall in no case be greater than the amount of the net proceeds received by such Participating Holder upon the sale of Registrable Securities pursuant to such registration statement and in no event shall relate to anything other than information about such Holder specifically provided by such Holder for use in the registration statement and prospectus. Each Participating Holder may be required to execute customary lock-up agreements, custody agreements, powers of attorney and related selling shareholder documents as are customary for the applicable transaction type and consistent with the terms of this Agreement.
Section 4. General.
4.1. Adjustments Affecting Registrable Securities. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to the Registrable Securities, to any and all shares of capital stock of the Company, any successor or assign of the Company (whether by merger, share exchange, consolidation, sale of assets or otherwise) or any Subsidiary or parent company of the Company which may be issued in respect of, in exchange for or in substitution of, Registrable Securities and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof.
4.2. Rule 144. The Company covenants that (i) so long as it remains subject to the reporting provisions of the Exchange Act, it will use commercially reasonable efforts to file the reports required to be filed by it under the Securities Act or the Exchange Act (including, but not limited to, the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1)(i) of Rule 144 under the Securities Act, as such Rule may be amended (“Rule 144”)) or, if the Company is not required to file such reports, it will, upon the request of any Holder, make publicly available other information so long as necessary to permit sales by such Holder under Rule 144, or any similar rules or regulations hereafter adopted by the SEC, and (ii) it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144, or any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder of Registrable Securities, the Company will promptly deliver to such Holder a written statement as to whether it has complied with such requirements.
4.3. Nominees for Beneficial Owners. If Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its option, be treated as the Holder of such Registrable Securities for purposes of any request or other action by any Holder or Holders of Registrable Securities pursuant to this Agreement (or any determination of any number or percentage of shares constituting Registrable Securities held by any Holder or Holders of Registrable Securities contemplated by this Agreement); provided, however, that the Company shall have received evidence reasonably satisfactory to it of such beneficial ownership.
4.4. Amendments and Waivers. Upon the written consent of the Company and Holders of at least a majority in interest of the Registrable Securities held by all Holders at the time in question, compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified; provided, however, that: (i) any amendment or waiver that disproportionately and adversely affects the Sponsor Holders as a group relative to the other Holders shall require the consent of Holders of a majority of the Registrable Securities held by the Sponsor Holders at the time in question; (ii) any amendment or waiver that disproportionately and adversely affects the Other Holders as a group relative to the other Holders shall require the consent of Holders of a majority of the Registrable Securities held by the Other Holders as a group at the time in question; (iii) any amendment or waiver that disproportionately and adversely affects one Holder or group of affiliated Holders, solely in its capacity as a holder of shares of capital stock of the Company, in a manner that is materially different from the other Holders shall require the consent of such Holder or group of affiliated Holders so affected; and (iv) the Company may make technical, ministerial, conforming or immaterial amendments to this Agreement without the consent of any Holder; provided that the Company provides written notice of any such amendment to all Holders within ten (10) Business Days of making such amendment.
4.5. Notices. All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given (i) if personally delivered, on the date of delivery, (ii) if delivered by express courier service of national standing (with charges prepaid), on the Business Day following the date of delivery to such courier service, (iii) if deposited in the United States mail, first-class postage prepaid, on the fifth (5th) Business Day following the date of such deposit, (iv) if delivered by facsimile transmission, upon confirmation of successful transmission, (x) on the date of such transmission, if such transmission is completed at or prior to 5:00 p.m., local time of the recipient party on a Business Day, and (y) on the next Business Day following the date of transmission, if such transmission is completed after 5:00 p.m., local time of the recipient party, or is transmitted on a day that is not a Business Day, or

(v) if via e-mail communication, on the date of delivery. All notices, demands and other communications hereunder shall be delivered as set forth below and to any subsequent holder of Stock subject to this Agreement at such address as indicated by the Company’s records, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

if to the Company, to:

c/o newcleo plc
55 South Audley Street
London, W1K 2QH
Attention: Khalil Bukhari, General Counsel
Email: khalil.bukhari@newcleo.com

with a copy (not to constitute notice) to:

Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, NY 10017
Attention: Yasin Keshvargar
Email: yasin.keshvargar@davispolk.com

if to any Holder, to the address set forth opposite the name of such Holder on the signature pages hereto or such other address indicated in the records of the Company.
4.6. Successors and Assigns; Third-Party Beneficiaries. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and the respective successors, permitted assigns, heirs and personal representatives of the parties hereto, whether so expressed or not (including any Permitted Transferees). This Agreement may not be assigned by the Company without the prior written consent of the Holders. No Holder shall have the right to assign all or part of its or his rights and obligations under this Agreement to any Person, other than to a Permitted Transferee of such Holder, without the consent of the Company and unless such Person duly executes and delivers to the Company a Joinder Agreement. No assignment of rights under this Agreement shall be effective until the applicable Joinder Agreement has been duly executed and delivered by the transferee and reflected in the Company's records. Rights under this Agreement may only be transferred in connection with, and as an incident to, a bona fide transfer of the underlying Registrable Securities to the applicable transferee, and may not be transferred independently of such underlying securities. No fragmentation or partial assignment of rights shall be permitted in a manner that unreasonably increases the administrative burden on the Company. Upon any such assignment, such assignee shall have and be able to exercise and enforce all rights of the assigning Holder which are assigned to it and, to the extent such rights are assigned, any reference to the assigning Holder shall be treated as a reference to the assignee. If any Holder shall acquire additional Registrable Securities, such Registrable Securities shall be subject to all of the terms, and entitled to all the benefits, of this Agreement. Additional Persons may become parties to this Agreement as Holders with the consent of the Company (not to be unreasonably withheld or delayed), by executing and delivering to the Company the Joinder Agreement. Prior to the expiration of an applicable lock-up period, no Holder may assign or delegate such Holder’s rights, duties or obligations under this Agreement, in whole or in part, except in connection with a transfer of Registrable Securities by such Holder to a Permitted Transferee but only if such Permitted Transferee executes and delivers to the Company the Joinder Agreement.
4.7. Termination.
(a) The obligations of the Company and a Holder under this Agreement, in each case solely with respect to such Holder, will terminate upon the earlier of:
(i) the date on which such Holder no longer holds any Registrable Securities; or
(ii) the later of (A) the date on which such Holder no longer beneficially owns at least 1% of the then outstanding Ordinary Shares or Ordinary Share Equivalents, and such Holder (notwithstanding any beneficial ownership of Ordinary Shares or Ordinary Share Equivalents by such Holder) is not an Affiliate of the Company and (B) the date on which such Holder is eligible to sell its Registrable

Securities pursuant to Rule 144 without limitation as to volume or manner of sale (regardless of whether such Holder has actually disposed of such securities).
(b) This Agreement shall terminate on the date that is five (5) years from date hereof.
(c) Notwithstanding clauses (a) and (b) above, Section 2.5, Section 2.9, Section 4.9 and Section 4.13 shall survive termination of this Agreement.
4.8. Entire Agreement. This Agreement and the other documents referred to herein or delivered pursuant hereto which form part hereof constitute the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof.
4.9. Governing Law; Jurisdiction; Waiver of Jury Trial.
(a) This Agreement will be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the principles of conflict of laws thereof.
(b) Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement may be brought against any of the parties in the United States District Court for the Southern District of New York or any New York state court located in New York, New York, and each of the parties hereby consents to the exclusive jurisdiction of such court (and of the appropriate appellate courts) in any such suit, action or proceeding and waives any objection to venue laid therein. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT.
4.10. Interpretation; Construction.
(a) The table of contents and headings in this Agreement are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Agreement is made to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”
(b) The parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.
4.11. Counterparts. This Agreement may be executed and delivered in any number of separate counterparts (including by facsimile or electronic mail), each of which shall be an original, but all of which together shall constitute one and the same agreement.
4.12. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.
4.13. Further Assurances. Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.
4.14. Confidentiality. Each Holder agrees that any non-public information which they may receive relating to the Company and its Subsidiaries (the “Confidential Information”) including notices of proposed offerings or any suspension thereof will be held strictly confidential and will not be disclosed by it to any Person without the express written permission of the Company; provided, however, that the Confidential Information may be disclosed (i) in the event of any compulsory legal process or compliance with any applicable law, subpoena or other legal process, as required by an administrative requirement, order, decree or the rules of any relevant stock exchange or in connection with any filings that the Holder may be required to make with any regulatory authority; provided, further, that in the event of compulsory legal process, unless prohibited by applicable law or that process, each Holder agrees (A) to give the Company prompt notice thereof and to cooperate with the Company in securing a protective order in the event of compulsory disclosure and (B) that any disclosure made pursuant to public filings will be subject to the prior reasonable review of the Company, (ii) to any foreign or domestic governmental or quasi-governmental regulatory authority, including any stock exchange or other self-regulatory organization having jurisdiction over such party, (iii) to each Holder’s or its Affiliate’s, officers, directors, employees, partners, accountants, lawyers and other professional advisors for use relating solely to management of the investment or administrative purposes with respect to such Holder and (iv) to a proposed transferee of securities of the Company held by a Holder; provided, however, that the Holder informs the proposed transferee of the confidential nature of the information and the proposed transferee executes and delivers to the Company a written confidentiality undertaking in form and substance reasonably satisfactory to the Company prior to receiving any Confidential Information . Each Holder agrees not to use any Confidential Information for the purpose of trading in the securities of the Company or for any purpose other than evaluating and managing its investment in the Company. The Company shall be entitled to seek injunctive relief and other equitable remedies in the event of any breach or threatened breach of this Section 4.14, without the requirement of posting any bond or other security.
4.15. Opt-Out Requests. Each Holder shall have the right, at any time and from time to time (including after receiving information regarding any potential public offering), to elect to not receive any notice that the Company or any other Holders otherwise are required to deliver pursuant to this Agreement by delivering to the Company a written statement signed by such Holder that it does not want to receive any notices hereunder (an “Opt-Out Request”); in which case and notwithstanding anything to the contrary in this Agreement the Company and other Holders shall not be required to, and shall not, deliver any notice or other information required to be provided to Holders hereunder to the extent that the Company or such other Holders reasonably expect would result in a Holder acquiring material non-public information within the meaning of Regulation FD promulgated under the Exchange Act. An Opt-Out Request may state a date on which it expires or, if no such date is specified, shall remain in effect indefinitely. A Holder who previously has given the Company an Opt-Out Request may revoke such request at any time, and there shall be no limit on the ability of a Holder to issue and revoke subsequent Opt-Out Requests; provided that each Holder shall use commercially reasonable efforts to minimize the administrative burden on the Company arising in connection with any such Opt-Out Requests. The Company may rely conclusively on the latest Opt-Out Request received from a Holder until such Opt-Out Request is revoked in writing by such Holder.
4.16. Original Registration Rights Agreement. The Sponsor hereby agrees that upon execution of this Agreement by the Sponsor, the Original Registration Rights Agreement shall be automatically terminated and superseded in its entirety by this Agreement.
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

PUBCO:

newcleo plc, a public limited company incorporated under the laws of England and Wales

By:
Name:
Title:

SPAC:

NewHold Investment Corp III, a Cayman Islands exempted company

By:
Name:
Title:

[Signature Page to Amended and Registration Rights Agreement]

HOLDERS

NewHold Industrial Technology III LLC, a Delaware limited liability company

By:
Name:
Title:

OTHER HOLDERS

[OTHER HOLDERS]

[Signature Page to Amended and Registration Rights Agreement]

Exhibit A
JOINDER AGREEMENT
This Joinder Agreement (this “Joinder Agreement”) is made as of [  ], by [and among [    ] (the “Transferring Holder”) and] [    ] (the “New Holder”), in accordance with that certain Amended and Restated Registration Rights Agreement, dated as of [ ], 2026 (as amended from time to time, the “Agreement”), by and among newcleo plc, a public limited company incorporated under the laws of England and Wales (the “Company”) and the other Holders party thereto.
WHEREAS, the Agreement requires the New Holder to become a party to the Agreement by executing this Joinder Agreement, and upon the New Holder signing this Joinder Agreement, the Agreement will be deemed to be amended to include the New Holder as a Holder thereunder;
WHEREAS, the Company has reviewed the proposed transfer and joinder and has determined that such transfer complies with the requirements of the Agreement;
NOW, THEREFORE, in consideration of the foregoing, and of the representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:
Section 1. Party to the Agreement. By execution of this Joinder Agreement, as of the date hereof the New Holder is hereby made a party to the Agreement as a Holder. The New Holder hereby agrees to become a party to the Agreement and to be bound by, and subject to, all of the representations, covenants, terms and conditions of the Agreement in the same manner as if the New Holder were an original signatory to the Agreement. Execution and delivery of this Joinder Agreement by the New Holder shall also constitute execution and delivery by the New Holder of the Agreement, without further action of any party.
Section 2. Defined Terms. Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement unless otherwise noted.
Section 3. Representations and Warranties of the New Holder.
3.1. Authorization. The New Holder has all requisite power and authority and has taken all action necessary in order to duly and validly approve the New Holder’s execution and delivery of, and performance of its obligations under, this Joinder Agreement. This Joinder Agreement has been duly executed and delivered by the New Holder and constitutes a legal, valid and binding agreement of the New Holder, enforceable against the New Holder in accordance with its terms.
3.2. No Conflict. The New Holder is not under any obligation or restriction, nor shall it assume any such obligation or restriction, that does or would materially interfere or conflict with the performance of its obligations under this Joinder Agreement.
Section 4. Further Assurances. The parties agree to execute and deliver any further instruments or perform any acts which are or may become necessary to effectuate the purposes of this Joinder Agreement.
Section 5. Governing Law. This Joinder Agreement will be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the principles of conflict of laws thereof.
Section 6. Counterparts. This Joinder Agreement may be executed in any number of counterparts (including by facsimile or electronic mail), all of which taken together shall constitute one and the same amendatory instrument.
Section 7. Entire Agreement. This Joinder Agreement and the Agreement contain the entire understanding, whether oral or written, of the parties hereto with respect to the matters covered hereby. Any amendment or change in this Joinder Agreement shall not be valid unless made in writing and signed by each of the parties hereto.
[Signature pages follow]

Exhibit A
IN WITNESS WHEREOF, intending to be legally bound hereby, the undersigned parties have executed this Joinder Agreement as of the date first above written.

[TRANSFERRING HOLDER]

[ ]

By:
Name:
Title:

NEW HOLDER

[ ]

By:
Name:
Title:

Notice Address:	[ ]
[ ]
[ ]
Attn: [ ]
Facsimile: [ ]

Accepted and Agreed to as of the date first written above:

PUBCO:

newcleo plc

By:
Name:
Title:

2026

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

NEWHOLD INVESTMENT CORP III

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on September 16, 2026.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online extraordinary general meeting, you will need your 12 digit control number to vote electronically at the extraordinary general meeting. To attend the extraordinary general meeting, visit:
https://www.cstproxy.com/nhicspaciii/2026

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this **X**

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 THROUGH 3 BELOW.

FOR	AGAINST	ABSTAIN
☐	☐	☐

FOR	AGAINST	ABSTAIN
☐	☐	☐

FOR	AGAINST	ABSTAIN
☐	☐	☐

☐ MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW:

____

____

____

CONTROL NUMBER

Signature____________________ **Signature, if held jointly**____________________ **Date**__________**2026.**

Note: Sign exactly as name appears on this proxy card. If shares are held jointly, each holder should sign. Executors, administrators, trustees, guardians, attorneys and agents should give their full titles. If shareholder is a corporation, sign in corporate name by an authorized officer, giving full title as such. If shareholder is a partnership, sign in partnership name by an authorized person, giving full title as such.

2026

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held on September 17, 2026:

The Proxy Statement is available at: https://www.cstproxy.com/nhicspaciii/2026

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

NEWHOLD INVESTMENT CORP III

The undersigned appoints Kevin Charlton and Samy Hammad, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the ordinary shares of NewHold Investment Corp III ("NewHold") held of record by the undersigned at the close of business on July 29, 2026 at the Extraordinary General Meeting of Shareholders of NewHold to be held virtually on September 17, 2026, at 9:00 a.m. Eastern Time or at any adjournment or postponement thereof.

The undersigned acknowledges receipt of the accompanying proxy statement and revokes all prior proxies for said meeting. Capitalized terms used herein but not defined herein have the meanings ascribed thereto in the accompanying proxy statement.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED.

(Continued, and to be marked, dated and signed, on the other side)